UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Life Law Unit

The Hartford Financial Services Group, Inc.

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2011 – April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Balanced Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Balanced Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Allocation Fund inception 05/28/2004

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/28/04 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Balanced Allocation A#	7.34%	0.35%	2.51%	5.33%
Balanced Allocation A##		-5.16%	1.35%	4.58%
Balanced Allocation B#	6.79%	-0.51%	1.69%	NA*
Balanced Allocation B##		-5.44%	1.33%	NA*
Balanced Allocation C#	6.91%	-0.36%	1.76%	4.56%
Balanced Allocation C##		-1.35%	1.76%	4.56%
Balanced Allocation I#	7.41%	0.67%	2.81%	5.56%
Balanced Allocation R3#	7.13%	0.06%	2.14%	5.07%
Balanced Allocation R4#	7.24%	0.33%	2.48%	5.31%
Balanced Allocation R5#	7.48%	0.63%	2.79%	5.52%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.37%	5.73%
S&P 500 Index	12.76%	4.73%	1.00%	4.95%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Allocation Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Richard P. Meagher, CFA and Wendy M. Cromwell, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class A shares of The Hartford Balanced Allocation Fund returned 7.34% for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with investment strategies similar to those of the Fund, was 6.77%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 60% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the period, the structural allocation impact was negative, driven by diversification into international equities. Negative structural allocation measures were partially offset by diversification beyond intermediate bonds and into high yield credit, which outperformed the Barclays Capital U.S. Aggregate Bond Index.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved

3

The Hartford Balanced Allocation Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. We expect this process to cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments
as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.3%
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	9.8
The Hartford Capital Appreciation Fund, Class Y	4.2
The Hartford Capital Appreciation II Fund, Class Y	1.4
The Hartford Disciplined Equity Fund, Class Y	2.2
The Hartford Dividend and Growth Fund, Class Y	1.4
The Hartford Equity Income Fund, Class Y	3.5
The Hartford Floating Rate Fund, Class Y	0.3
The Hartford Fundamental Growth Fund, Class Y	1.6
The Hartford Global Growth Fund, Class Y	1.5
The Hartford Global Research Fund, Class Y	2.3
The Hartford Growth Fund, Class Y	2.1
The Hartford Growth Opportunities Fund, Class Y	1.5
The Hartford High Yield Fund, Class Y	0.4
The Hartford Inflation Plus Fund, Class Y	7.0
The Hartford International Opportunities Fund, Class Y	1.4
The Hartford International Small Company Fund, Class Y	1.6
The Hartford International Value Fund, Class Y	4.1
The Hartford MidCap Fund, Class Y	1.5
The Hartford MidCap Value Fund, Class Y	1.9
The Hartford Short Duration Fund, Class Y	11.0
The Hartford Small Company Fund, Class Y	1.5
The Hartford Small/Mid Cap Equity Fund, Class Y	1.5
The Hartford SmallCap Growth Fund, Class Y	3.1
The Hartford Strategic Income Fund, Class Y	5.9
The Hartford Total Return Bond Fund, Class Y	12.9
The Hartford Value Fund, Class Y	10.7
The Hartford Value Opportunities Fund, Class Y	1.4
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Balanced Allocation Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.7%
EQUITY FUNDS - 60.2%
7,508	The Hartford Alternative Strategies Fund, Class Y		$84,845
1,009	The Hartford Capital Appreciation Fund, Class Y		36,078
819	The Hartford Capital Appreciation II Fund, Class Y●		11,952
1,292	The Hartford Disciplined Equity Fund, Class Y		19,153
599	The Hartford Dividend and Growth Fund, Class Y		12,453
2,083	The Hartford Equity Income Fund, Class Y		30,518
1,118	The Hartford Fundamental Growth Fund, Class Y		13,563
777	The Hartford Global Growth Fund, Class Y●		12,937
2,054	The Hartford Global Research Fund, Class Y		19,455
906	The Hartford Growth Fund, Class Y●		17,992
417	The Hartford Growth Opportunities Fund, Class Y●		12,820
837	The Hartford International Opportunities Fund, Class Y		12,463
1,074	The Hartford International Small Company Fund, Class Y		14,108
2,989	The Hartford International Value Fund, Class Y		34,976
554	The Hartford MidCap Fund, Class Y		12,537
1,245	The Hartford MidCap Value Fund, Class Y		16,121
575	The Hartford Small Company Fund, Class Y		12,819
1,130	The Hartford Small/Mid Cap Equity Fund, Class Y		12,851
729	The Hartford SmallCap Growth Fund, Class Y●		26,327
7,500	The Hartford Value Fund, Class Y		92,327
871	The Hartford Value Opportunities Fund, Class Y		12,430
			518,725
	Total equity funds
	(cost $437,615)		$518,725

FIXED INCOME FUNDS - 37.5%
342	The Hartford Floating Rate Fund, Class Y		$3,034
424	The Hartford High Yield Fund, Class Y		3,123
4,899	The Hartford Inflation Plus Fund, Class Y		60,452
9,615	The Hartford Short Duration Fund, Class Y		95,184
5,393	The Hartford Strategic Income Fund, Class Y		50,693
10,051	The Hartford Total Return Bond Fund, Class Y		110,859
			323,345
	Total fixed income funds
	(cost $312,113)		$323,345

	Total investments in affiliated investment companies
	(cost $749,728)		$842,070

EXCHANGE TRADED FUNDS - 2.3%
703	Powershares DB Commodity Index Tracking Fund ●		$19,960

	Total exchange traded funds
	(cost $15,114)		$19,960

	Total long-term investments
	(cost $764,842)		$862,030

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
101	State Street Bank Money Market Fund		$101

	Total short-term investments
	(cost $101)		$101

	Total investments
	(cost $764,943) ▲	100.0%	$862,131
	Other assets and liabilities	—%	339
	Total net assets	100.0%	$862,470

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $772,549 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$100,123
Unrealized Depreciation	(10,541)
Net Unrealized Appreciation	$89,582

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$842,070	$842,070	$–	$–
Exchange Traded Funds	19,960	19,960	–	–
Short-Term Investments	101	101	–	–
Total	$862,131	$862,131	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Allocation Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $15,215)	$20,061
Investments in underlying affiliated funds, at market value (cost $749,728)	842,070
Receivables:
Investment securities sold	444
Fund shares sold	1,464
Dividends and interest	541
Other assets	79
Total assets	864,659
Liabilities:
Bank overdraft	101
Payables:
Investment securities purchased	640
Fund shares redeemed	1,253
Investment management fees	18
Administrative fees	2
Distribution fees	67
Accrued expenses	108
Total liabilities	2,189
Net assets	$862,470
Summary of Net Assets:
Capital stock and paid-in-capital	$836,316
Distributions in excess of net investment loss	(1,337)
Accumulated net realized loss	(69,697)
Unrealized appreciation of investments	97,188
Net assets	$862,470

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.90/$12.59
Shares outstanding	43,428
Net assets	$516,736
Class B: Net asset value per share	$11.86
Shares outstanding	6,475
Net assets	$76,821
Class C: Net asset value per share	$11.86
Shares outstanding	14,924
Net assets	$176,926
Class I: Net asset value per share	$11.89
Shares outstanding	574
Net assets	$6,825
Class R3: Net asset value per share	$11.82
Shares outstanding	3,069
Net assets	$36,268
Class R4: Net asset value per share	$11.89
Shares outstanding	3,129
Net assets	$37,207
Class R5: Net asset value per share	$11.90
Shares outstanding	982
Net assets	$11,687

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Allocation Fund
Statement of Operations
For the Six Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$—
Dividends from underlying affiliated funds	8,737
Total investment income	8,737

Expenses:
Investment management fees	542
Administrative services fees	66
Transfer agent fees	463
Distribution fees
Class A	628
Class B	385
Class C	848
Class R3	84
Class R4	45
Custodian fees	—
Accounting services fees	50
Registration and filing fees	66
Board of Directors' fees	11
Audit fees	8
Other expenses	56
Total expenses	3,252
Net Investment Income	5,485
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	6,470
Net realized gain on investments in underlying affiliated funds	6,623
Net Realized Gain on Investments	13,093
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	39,376
Net unrealized appreciation of investments	499
Net Changes in Unrealized Appreciation of Investments	39,875
Net Gain on Investments	52,968
Net Increase in Net Assets Resulting from Operations	$58,453

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2012	Year Ended
	(Unaudited)	October 31, 2011
Operations:
Net investment income	$5,485	$10,490
Net realized gain on investments	13,093	16,398
Net unrealized appreciation of investments	39,875	446
Net Increase In Net Assets Resulting From Operations	58,453	27,334
Distributions to Shareholders:
From net investment income
Class A	(5,472)	(9,073)
Class B	(569)	(812)
Class C	(1,283)	(1,724)
Class I	(74)	(97)
Class R3	(311)	(332)
Class R4	(386)	(442)
Class R5	(139)	(274)
Total distributions	(8,234)	(12,754)
Capital Share Transactions:
Class A	(15,433)	(26,722)
Class B	(6,509)	(14,988)
Class C	(308)	(11,713)
Class I	1,109	1,633
Class R3	5,028	10,672
Class R4	(1,069)	16,873
Class R5	(215)	(2,971)
Net decrease from capital share transactions	(17,397)	(27,216)
Net Increase (Decrease) In Net Assets	32,822	(12,636)
Net Assets:
Beginning of period	829,648	842,284
End of period	$862,470	$829,648
Undistributed (distribution in excess of) net investment income (loss)	$(1,337)	$1,412

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Allocation Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Balanced Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

12

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$12,754	$9,923

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,412
Accumulated Capital Losses *	(75,184)
Unrealized Appreciation †	49,707
Total Accumulated Deficit	$(24,065)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,041
Accumulated Net Realized Gain (Loss)	(2,041)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

13

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$52,812
2018	22,372
Total	$75,184

During the year ended October 31, 2011, the Fund utilized $17,915 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 milllion	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $1,091 and contingent deferred sales charges of $46 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $24.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	10	1%

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$128,170
Sales Proceeds Excluding U.S. Government Obligations	142,257

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,480	479	(5,295)	—	(1,336)	8,321	779	(11,436)	—	(2,336)
Amount	$39,936	$5,334	$(60,703)	$—	$(15,433)	$94,922	$8,823	$(130,467)	$—	$(26,722)
Class B
Shares	123	49	(740)	—	(568)	299	67	(1,682)	—	(1,316)
Amount	$1,407	$537	$(8,453)	$—	$(6,509)	$3,392	$762	$(19,142)	$—	$(14,988)
Class C
Shares	1,370	108	(1,500)	—	(22)	2,431	141	(3,607)	—	(1,035)
Amount	$15,579	$1,191	$(17,078)	$—	$(308)	$27,720	$1,590	$(41,023)	$—	$(11,713)
Class I
Shares	164	6	(72)	—	98	286	8	(152)	—	142
Amount	$1,867	$69	$(827)	$—	$1,109	$3,268	$89	$(1,724)	$—	$1,633
Class R3
Shares	813	28	(387)	—	454	1,664	29	(742)	—	951
Amount	$9,186	$307	$(4,465)	$—	$5,028	$18,820	$326	$(8,474)	$—	$10,672
Class R4
Shares	344	35	(479)	—	(100)	2,483	39	(1,076)	—	1,446
Amount	$3,958	$386	$(5,413)	$—	$(1,069)	$28,757	$441	$(12,325)	$—	$16,873
Class R5
Shares	85	12	(115)	—	(18)	228	24	(510)	—	(258)
Amount	$979	$139	$(1,333)	$—	$(215)	$2,597	$274	$(5,842)	$—	$(2,971)
Total
Shares	6,379	717	(8,588)	—	(1,492)	15,712	1,087	(19,205)	—	(2,406)
Amount	$72,912	$7,963	$(98,272)	$—	$(17,397)	$179,476	$12,305	$(218,997)	$—	$(27,216)

16

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	50	$586
For the Year Ended October 31, 2011	130	$1,488

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

17

The Hartford Balanced Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$11.21	$0.09	$–	$0.72	$0.81	$(0.12)	$–	$–	$(0.12)	$0.69	$11.90
B	11.19	0.04	–	0.71	0.75	(0.08)	–	–	(0.08)	0.67	11.86
C	11.18	0.05	–	0.72	0.77	(0.09)	–	–	(0.09)	0.68	11.86
I	11.21	0.10	–	0.72	0.82	(0.14)	–	–	(0.14)	0.68	11.89
R3	11.14	0.07	–	0.72	0.79	(0.11)	–	–	(0.11)	0.68	11.82
R4	11.21	0.09	–	0.71	0.80	(0.12)	–	–	(0.12)	0.68	11.89
R5	11.21	0.10	–	0.73	0.83	(0.14)	–	–	(0.14)	0.69	11.90

For the Year Ended October 31, 2011
A	11.03	0.17	–	0.21	0.38	(0.20)	–	–	(0.20)	0.18	11.21
B	11.00	0.07	–	0.22	0.29	(0.10)	–	–	(0.10)	0.19	11.19
C	10.99	0.08	–	0.22	0.30	(0.11)	–	–	(0.11)	0.19	11.18
I	11.02	0.19	–	0.23	0.42	(0.23)	–	–	(0.23)	0.19	11.21
R3	10.96	0.13	–	0.21	0.34	(0.16)	–	–	(0.16)	0.18	11.14
R4	11.02	0.17	–	0.21	0.38	(0.19)	–	–	(0.19)	0.19	11.21
R5	11.03	0.19	–	0.22	0.41	(0.23)	–	–	(0.23)	0.18	11.21

For the Year Ended October 31, 2010
A	9.79	0.15	–	1.24	1.39	(0.15)	–	–	(0.15)	1.24	11.03
B	9.76	0.07	–	1.24	1.31	(0.07)	–	–	(0.07)	1.24	11.00
C	9.75	0.08	–	1.24	1.32	(0.08)	–	–	(0.08)	1.24	10.99
I	9.78	0.18	–	1.24	1.42	(0.18)	–	–	(0.18)	1.24	11.02
R3	9.74	0.13	–	1.23	1.36	(0.14)	–	–	(0.14)	1.22	10.96
R4	9.78	0.15	–	1.24	1.39	(0.15)	–	–	(0.15)	1.24	11.02
R5	9.79	0.18	–	1.24	1.42	(0.18)	–	–	(0.18)	1.24	11.03

For the Year Ended October 31, 2009
A	8.48	0.19	–	1.30	1.49	(0.18)	–	–	(0.18)	1.31	9.79
B	8.45	0.12	–	1.30	1.42	(0.11)	–	–	(0.11)	1.31	9.76
C	8.45	0.12	–	1.30	1.42	(0.12)	–	–	(0.12)	1.30	9.75
I	8.47	0.24	–	1.28	1.52	(0.21)	–	–	(0.21)	1.31	9.78
R3	8.44	0.15	–	1.30	1.45	(0.15)	–	–	(0.15)	1.30	9.74
R4	8.47	0.19	–	1.30	1.49	(0.18)	–	–	(0.18)	1.31	9.78
R5	8.48	0.21	–	1.31	1.52	(0.21)	–	–	(0.21)	1.31	9.79

For the Year Ended October 31, 2008
A	13.10	0.26	–	(3.83)	(3.57)	(0.47)	(0.58)	–	(1.05)	(4.62)	8.48
B	13.06	0.16	–	(3.81)	(3.65)	(0.38)	(0.58)	–	(0.96)	(4.61)	8.45
C	13.06	0.17	–	(3.81)	(3.64)	(0.39)	(0.58)	–	(0.97)	(4.61)	8.45
I	13.09	0.33	–	(3.86)	(3.53)	(0.51)	(0.58)	–	(1.09)	(4.62)	8.47
R3	13.08	0.26	–	(3.88)	(3.62)	(0.44)	(0.58)	–	(1.02)	(4.64)	8.44
R4	13.10	0.38	–	(3.96)	(3.58)	(0.47)	(0.58)	–	(1.05)	(4.63)	8.47
R5	13.10	0.41	–	(3.95)	(3.54)	(0.50)	(0.58)	–	(1.08)	(4.62)	8.48

For the Year Ended October 31, 2007
A	12.01	0.27	–	1.45	1.72	(0.36)	(0.27)	–	(0.63)	1.09	13.10
B	11.98	0.18	–	1.44	1.62	(0.27)	(0.27)	–	(0.54)	1.08	13.06
C	11.98	0.18	–	1.44	1.62	(0.27)	(0.27)	–	(0.54)	1.08	13.06
I	12.00	0.26	–	1.50	1.76	(0.40)	(0.27)	–	(0.67)	1.09	13.09
R3(G)	11.89	0.08	–	1.25	1.33	(0.14)	–	–	(0.14)	1.19	13.08
R4(G)	11.89	0.14	–	1.23	1.37	(0.16)	–	–	(0.16)	1.21	13.10
R5(G)	11.89	0.14	–	1.25	1.39	(0.18)	–	–	(0.18)	1.21	13.10

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on December 22, 2006.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

7.34	%(E)	$516,736	0.55	%(F)	0.55	%(F)	0.55	%(F)	1.55	%(F)	15%
6.79	(E)	76,821	1.35	(F)	1.35	(F)	1.35	(F)	0.77	(F)	–
6.91	(E)	176,926	1.28	(F)	1.28	(F)	1.28	(F)	0.80	(F)	–
7.41	(E)	6,825	0.26	(F)	0.26	(F)	0.26	(F)	1.75	(F)	–
7.13	(E)	36,268	0.88	(F)	0.88	(F)	0.88	(F)	1.14	(F)	–
7.24	(E)	37,207	0.58	(F)	0.58	(F)	0.58	(F)	1.52	(F)	–
7.48	(E)	11,687	0.28	(F)	0.28	(F)	0.28	(F)	1.82	(F)	–

3.39		501,962	0.54		0.54		0.54		1.45		36
2.64		78,784	1.33		1.33		1.33		0.66		–
2.72		167,049	1.28		1.28		1.28		0.71		–
3.81		5,333	0.24		0.24		0.24		1.72		–
3.12		29,124	0.88		0.88		0.88		1.06		–
3.46		36,188	0.57		0.57		0.57		1.33		–
3.67		11,208	0.27		0.27		0.27		1.73		–

14.33		519,328	0.54		0.54		0.54		1.48		25
13.44		91,904	1.35		1.35		1.35		0.68		–
13.55		175,611	1.29		1.29		1.29		0.74		–
14.65		3,685	0.28		0.28		0.28		1.73		–
14.02		18,235	0.88		0.88		0.88		1.06		–
14.32		19,647	0.58		0.58		0.58		1.45		–
14.64		13,874	0.28		0.28		0.28		1.76		–

18.01		483,316	0.58		0.58		0.58		2.20		17
17.15		95,125	1.42		1.38		1.38		1.41		–
17.07		169,306	1.34		1.34		1.34		1.46		–
18.39		2,079	0.28		0.28		0.28		3.01		–
17.52		1,381	0.96		0.96		0.96		1.47		–
18.04		13,518	0.59		0.59		0.59		2.08		–
18.37		13,104	0.29		0.29		0.29		2.22		–

(29.35)		439,955	0.53		0.53		0.53		2.23		18
(29.95)		92,829	1.35		1.35		1.35		1.47		–
(29.91)		160,167	1.29		1.29		1.29		1.49		–
(29.15)		2,238	0.22		0.22		0.22		1.59		–
(29.74)		358	0.92		0.92		0.92		0.86		–
(29.44)		8,535	0.59		0.59		0.59		1.54		–
(29.16)		4,135	0.29		0.29		0.29		1.54		–

14.95		608,443	0.54		0.54		0.54		2.09		34
14.03		135,541	1.36		1.33		1.33		1.34		–
14.07		225,155	1.29		1.29		1.29		1.35		–
15.35		927	0.22		0.22		0.22		1.88		–
11.29	(E)	115	0.93	(F)	0.93	(F)	0.93	(F)	0.94	(F)	–
11.61	(E)	2,679	0.66	(F)	0.66	(F)	0.66	(F)	1.23	(F)	–
11.79	(E)	725	0.36	(F)	0.36	(F)	0.36	(F)	1.54	(F)	–

19

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Balanced Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,073.40	$2.82	$1,000.00	$1,022.14	$2.75	0.55%	182	366
Class B	$1,000.00	$1,067.90	$6.92	$1,000.00	$1,018.17	$6.75	1.35	182	366
Class C	$1,000.00	$1,069.10	$6.59	$1,000.00	$1,018.49	$6.43	1.28	182	366
Class I	$1,000.00	$1,074.10	$1.31	$1,000.00	$1,023.57	$1.31	0.26	182	366
Class R3	$1,000.00	$1,071.30	$4.53	$1,000.00	$1,020.49	$4.42	0.88	182	366
Class R4	$1,000.00	$1,072.40	$2.97	$1,000.00	$1,022.00	$2.90	0.58	182	366
Class R5	$1,000.00	$1,074.80	$1.43	$1,000.00	$1,023.48	$1.39	0.28	182	366

23

The Hartford Balanced Allocation Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Balanced Allocation Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Invesment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including asset allocation portfolios, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk-balanced approach to construction of target risk asset allocation funds that are designed to provide diversification across different market environments.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team.

24

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time.

25

The Hartford Balanced Allocation Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-BA12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Balanced Fund* *Prior to April 30, 2012, The Hartford Balanced Fund was known as The Hartford Advisers Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Balanced Fund

(formerly The Hartford Advisers Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Fund inception 07/22/1996

(formerly The Hartford Advisers Fund)

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Balanced A#	9.95%	3.52%	2.00%	4.23%
Balanced A##		-2.18%	0.85%	3.64%
Balanced B#	9.46%	2.61%	1.14%	NA *
Balanced B##		-2.39%	0.79%	NA *
Balanced C#	9.55%	2.75%	1.25%	3.51%
Balanced C##		1.75%	1.25%	3.51%
Balanced R3#	9.88%	3.29%	1.76%	4.33%
Balanced R4#	9.94%	3.49%	2.04%	4.49%
Balanced R5#	10.17%	3.94%	2.36%	4.66%
Balanced Y#	10.20%	4.00%	2.46%	4.71%
Balanced Fund Blended Index	8.47%	6.19%	3.32%	5.26%
Barclays Capital Government/Credit Bond Index	2.50%	8.56%	6.42%	5.85%
S&P 500 Index	12.76%	4.73%	1.00%	4.70%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Balanced Fund Blended Index is a blended index comprised of the following indices: S&P 500 (60%), Barclays Capital U.S. Government/Credit Bond (35%) and 90 day Treasury Bill (5%).

Barclays Capital Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
John C. Keogh	Karen H. Grimes, CFA *
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager

* Appointed as a Portfolio Manager for the Fund as of April 30, 2012. As of the same date, Steven T. Irons and Peter I. Higgins no longer serve as portfolio managers for the Fund.

How did the Fund perform?

The Class A shares of The Hartford Balanced Fund returned 9.95%, before sales charge, for the six-month period ended April 30, 2012, outperforming its blended benchmark, (60% S&P 500 Index, 35% Barclays Capital Government/Credit, and 5% Treasury Bills), which returned 8.47% for the same period. The Fund outperformed the 7.80% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP (gross domestic product) data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

Equity markets as measured by the S&P 500 returned 12.76% during the period. Consumer Discretionary (+18%), Information Technology (+16%), and Financials (+16%) posted the largest gains while Energy (+4%), Utilities (+5%), and Materials (+8%) gained the least.

The bond market, as measured by the Barclays Capital Government/Credit Index, returned 2.50% during the period. During the period, the U.S. Treasury curve flattened as short-term Treasury yields rose while intermediate and long-dated yields fell, reflecting the volatility in the market amid uncertainty over the sovereign debt situation in Europe. The total return of the Barclays Capital Government/Credit Index was positive for the period, and the Index outperformed duration-equivalent Treasuries on an excess return basis. All risk segments of the fixed income market outperformed duration-equivalent Treasuries for the period. Much of this outperformance came during the first quarter of 2012 following improving U.S. economic data and some positive developments out of Europe.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity and fixed income portions of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative results as the Fund was generally overweight to equities relative to the benchmark in an environment where equities outperformed.

Equity outperformance versus the benchmark was driven by both security selection and sector allocation. Equity security selection was strongest in Financials and Consumer Discretionary, more than offsetting weaker selection in Information Technology and Consumer Staples. Sector positioning, which is a result of bottom-up security selection (i.e. stock by stock fundamental research), contributed positively to relative performance due to an underweight exposure (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and an overweight exposure to Information Technology.

Top contributors to relative performance (i.e. performance of the Fund as measured against the benchmark) of the equity portion of the Fund during the period were Lowe’s Companies (Consumer Discretionary), Harley-Davidson (Consumer Discretionary), and Oracle (Information Technology). Lowe’s Companies, a home improvement retailer, reported strong sales in different geographies and product categories, which helped shares move higher. Shares of Harley-Davidson, a motorcycle manufacturer, rose after the company reported strong fourth quarter earnings. Oracle, a software and services company, reported disappointing quarterly revenue and earnings due to weakness across geographies and product lines, sending shares lower. Not owning this stock during the period aided relative results. The Fund’s holdings in Apple (Information Technology) and Wells Fargo (Financials) also contributed positively to the Fund’s returns on an absolute basis (i.e. total return).

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Daiichi Sankyo (Health Care), Anadarko Petroleum (Energy), and DeVry (Consumer Discretionary). Japanese pharmaceutical company Daiichi Sankyo saw its shares decline during the period on losses at the company’s Indian subsidiary, Ranbaxy Laboratories. Concerns around the company’s pipeline given upcoming patent

3

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

expirations, also pressured the company’s stock price. Despite posting strong quarterly earnings, large U.S. exploration and oil production company Anadarko Petroleum underperformed energy companies as uncertainty related to the Tronox litigation weighed on the share price. Shares of DeVry, a for-profit operator of on-ground and online education programs, lagged as continued headwinds from regulatory, economic, and consumer sentiment influences made re-acceleration of student starts difficult. Our holdings of Chesapeake Energy (Energy), Ultra Petroleum (Energy), and Vertex Pharmaceuticals (Health Care) also detracted from absolute returns.

The fixed income portion of the Fund outperformed its benchmark during the period. Security selection within the investment grade corporate bond sector, led by Financials, was the primary driver of the outperformance. Corporate bonds posted strong performance for the period due to positive U.S. economic data and improved conditions in Europe. The Financials sector in particular benefitted from the confidence-boosting Long Term Refinancing Operation in Europe which alleviated some liquidity and funding concerns for European financial firms in general. Security selection within taxable municipals was also a strong positive for performance. The portfolio held an allocation to agency mortgage-backed securities (MBS) based on attractive valuations. Fed purchases and bank demand continued to support the sector and our MBS allocation was additive to relative results.

What is the outlook?

On the equity side, we believe that there are several factors, particularly in the U.S. which indicate support for positive economic growth, but there are also potential offsetting risks that could weigh on the markets. We continue to believe that coordinated, global efforts toward economic recovery are supportive for equity markets. Importantly, we have been encouraged that policymakers around the globe seem to be finally embracing the severity of the sovereign debt crisis and its potential impact on global economic stability. The Greek debt package announced in February illustrates one example of the coordinated effort.

In the U.S., economic reports have been upbeat, with encouraging trends in U.S. housing prices, and a stabilizing labor market, which we believe shows signs of healing. We still consider the U.S. to be well positioned in a global context, but expect its pace of economic acceleration to moderate. The remarkably mild winter weather undoubtedly provided a boost to housing, the service sector, and employment in the early months of 2012. This likely pulled forward some growth from second quarter growth.

We believe that the Euro zone remains a concern for the equity market, given the recessionary environment in the region and continued unease over sovereign debt. A deceleration of economic growth in China is also something markets are watching closely. In the U.S., there is uncertainty over fiscal policies and the potential impact of pending financial regulations. In light of these mixed factors, we believe economic growth likely will remain tepid in 2012.

At the end of the period, our bottom-up investment approach resulted in overweight equity exposures in Information Technology, Health Care, Financials, and Energy. The largest underweights in the equity portion of the Fund relative to the S&P 500 were in Consumer Staples, Utilities, and Materials.

Within the fixed income portion of the fund, we remain constructive on the U.S. economy with some caveats. High gasoline prices could dampen consumer spending. Fiscal drag, generated by rising taxes as various stimulus efforts expire, is on the horizon. We could see another contraction in global credit availability if events in Europe go badly. We will soon see if seasonal factors overstated recent growth and the real trajectory is lower. If these things do not materialize, it is difficult to foresee interest rates moving much lower with our economic outlook. The real question is how long will the U.S. Federal Reserve keeps rates artificially low to assure sustained growth. Overall within the fixed income sleeve, we are tactically managing the Fund’s duration around neutral. We continue to be positioned with an underweight to the Government sector. Within Investment Grade credit, financial companies have delevered significantly and valuations are attractive, and we remain overweight. We also maintained our overweight allocation to taxable municipal bonds due to the attractive valuations in this relatively high quality and diverse sector of the market. Lastly, at the end of the period we maintained our modest allocation to agency mortgage-backed securities.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of April 30, 2012, the Fund’s equity exposure was at 67% compared to 60% in its blended benchmark and at the upper end of the Fund’s 50-70% range.

4

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	0.8%
Banks (Financials)	4.6
Capital Goods (Industrials)	4.6
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	5.2
Energy (Energy)	7.8
Food & Staples Retailing (Consumer Staples)	1.1
Food, Beverage & Tobacco (Consumer Staples)	4.1
Health Care Equipment & Services (Health Care)	2.0
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	0.8
Materials (Materials)	1.1
Media (Consumer Discretionary)	2.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.7
Real Estate (Financials)	0.2
Retailing (Consumer Discretionary)	4.2
Semiconductors & Semiconductor Equipment (Information Technology)	1.6
Software & Services (Information Technology)	6.6
Technology Hardware & Equipment (Information Technology)	7.9
Telecommunication Services (Services)	0.8
Transportation (Industrials)	1.8
Utilities (Utilities)	1.0
Total	67.0%
Fixed Income Securities
Air Transportation (Transportation)	0.3%
Arts, Entertainment and Recreation (Services)	0.8
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.3
Chemical Manufacturing (Basic Materials)	0.0
Computer and Electronic Product Manufacturing (Technology)	0.1
Electrical Equipment and Appliance Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	5.8
Food Manufacturing (Consumer Staples)	0.2
General Obligations (General Obligations)	0.4
Health Care and Social Assistance (Health Care)	0.5
Health Care/Services (Health Care/Services)	0.1
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.1
Information (Technology)	0.4
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.2
Petroleum and Coal Products Manufacturing (Energy)	0.5
Pipeline Transportation (Utilities)	0.2
Real Estate, Rental and Leasing (Finance)	0.4
Refunded (Refunded)	0.1
Retail Trade (Consumer Cyclical)	0.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.4
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.4
Utilities (Utilities)	0.6

Total	12.3%
U.S. Government Agencies	1.0
U.S. Government Securities	15.7
Short-Term Investments	3.1
Other Assets and Liabilities	0.9
Total	100.0%

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.1
Aa / AA	2.5
A	4.6
Baa / BBB	4.7
Ba / BB	0.4
U.S. Government Agencies and Securities	16.7
Non Debt Securities and Other Short-Term Instruments	70.1
Other Assets & Liabilities	0.9
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

5

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Schedule of Investments

April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 67.0%
	Automobiles & Components - 0.8%
317	Ford Motor Co. w/ Rights	$3,574
19	Harley-Davidson, Inc.	1,015
		4,589
	Banks - 4.6%
124	BB&T Corp.	3,970
731	Mitsubishi UFJ Financial Group, Inc.	3,511
54	PNC Financial Services Group, Inc.	3,548
186	US Bancorp	5,971
325	Wells Fargo & Co.	10,871
		27,871
	Capital Goods - 4.6%
73	3M Co.	6,532
59	Boeing Co.	4,562
103	Ingersoll-Rand plc	4,358
157	PACCAR, Inc.	6,732
47	Rockwell Collins, Inc.	2,649
46	Stanley Black & Decker, Inc.	3,380
		28,213
	Consumer Services - 0.4%
70	DeVry, Inc.	2,254

	Diversified Financials - 5.2%
18	BlackRock, Inc.	3,391
147	Citigroup, Inc.	4,850
34	Goldman Sachs Group, Inc.	3,858
219	Invesco Ltd.	5,437
256	JP Morgan Chase & Co.	11,011
46	T. Rowe Price Group, Inc.	2,891
		31,438
	Energy - 7.8%
70	Anadarko Petroleum Corp.	5,139
47	BP plc ADR	2,027
20	Chevron Corp.	2,099
222	Exxon Mobil Corp.	19,185
57	Occidental Petroleum Corp.	5,209
68	Petroleo Brasileiro S.A. ADR	1,596
270	Petroleum Geo-Services ●	4,085
205	Statoilhydro ASA ADR	5,511
70	Suncor Energy, Inc.	2,328
		47,179
	Food & Staples Retailing - 1.1%
118	CVS Caremark Corp.	5,270
56	Sysco Corp.	1,618
		6,888
	Food, Beverage & Tobacco - 4.1%
133	General Mills, Inc.	5,180
144	Kraft Foods, Inc.	5,741
146	PepsiCo, Inc.	9,663
120	Unilever N.V. NY Shares ADR	4,136
		24,720
	Health Care Equipment & Services - 2.0%
31	Edwards Lifesciences Corp. ●	2,589
124	Medtronic, Inc.	4,721
87	UnitedHealth Group, Inc.	4,891
		12,201
	Household & Personal Products - 0.7%
68	Procter & Gamble Co.	4,334

	Insurance - 0.8%
60	Marsh & McLennan Cos., Inc.	2,014
111	Unum Group	2,625
		4,639
	Materials - 1.1%
64	Dow Chemical Co.	2,158
8	Monsanto Co.	595
33	Newmont Mining Corp.	1,573
61	Nucor Corp.	2,372
		6,698
	Media - 2.0%
222	Comcast Corp. Class A	6,730
133	Walt Disney Co.	5,725
		12,455
	Pharmaceuticals, Biotechnology & Life Sciences - 7.7%
92	Agilent Technologies, Inc.	3,868
98	Amgen, Inc.	6,997
91	Celgene Corp. ●	6,614
206	Daiichi Sankyo Co., Ltd.	3,529
226	Merck & Co., Inc.	8,853
347	Pfizer, Inc.	7,952
16	Roche Holding AG	2,897
166	Shionogi & Co., Ltd.	2,160
81	UCB S.A.	3,779
		46,649
	Real Estate - 0.2%
73	Weyerhaeuser Co.	1,482

	Retailing - 4.2%
2,007	Allstar Co. ⌂†	2,969
14	Amazon.com, Inc. ●	3,316
2,225	Buck Holdings L.P. ⌂●†	4,621
59	Kohl's Corp.	2,968
258	Lowe's Co., Inc.	8,122
68	Nordstrom, Inc.	3,787
		25,783
	Semiconductors & Semiconductor Equipment - 1.6%
159	Maxim Integrated Products, Inc.	4,704
68	Texas Instruments, Inc.	2,175
80	Xilinx, Inc.	2,892
		9,771
	Software & Services - 6.6%
64	Accenture plc	4,176
79	Automatic Data Processing, Inc.	4,388
130	eBay, Inc. ●	5,336
21	Google, Inc. ●	12,468
186	Microsoft Corp.	5,943
435	Western Union Co.	7,992
		40,303
	Technology Hardware & Equipment - 7.9%
31	Apple, Inc. ●	17,995
492	Cisco Systems, Inc.	9,908
182	EMC Corp. ●	5,128
214	Hewlett-Packard Co.	5,301
39	NetApp, Inc. ●	1,526
127	Qualcomm, Inc.	8,082
		47,940
	Telecommunication Services - 0.8%
175	Vodafone Group plc ADR	4,856

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 67.0% - (continued)
	Transportation - 1.8%
39	FedEx Corp.	$3,459
35	Kansas City Southern ●	2,678
63	United Parcel Service, Inc. Class B	4,883
		11,020
	Utilities - 1.0%
96	NextEra Energy, Inc.	6,184

	Total common stocks
	(cost $336,970)	$407,467

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
	Finance and Insurance - 0.0%
	Marriott Vacation Club Owner Trust
$75	5.36%, 10/20/2028 ■	$76

	Total asset & commercial mortgage backed securities
	(cost $75)	$76

CORPORATE BONDS - 11.1%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$689	5.98%, 04/19/2022	$746
	Southwest Airlines Co.
400	5.75%, 12/15/2016	445
579	6.15%, 08/01/2022	653
		1,844
	Arts, Entertainment and Recreation - 0.8%
	CBS Corp.
1,170	3.38%, 03/01/2022	1,152
30	4.30%, 02/15/2021	32
105	5.75%, 04/15/2020	122
	Comcast Corp.
1,300	5.90%, 03/15/2016	1,508
	DirecTV Holdings LLC
565	6.38%, 03/01/2041	633
	News America, Inc.
220	4.50%, 02/15/2021	238
	Time Warner Cable, Inc.
830	5.85%, 05/01/2017	972
	Viacom, Inc.
145	3.88%, 12/15/2021	152
	Virgin Media Secured Finance plc
210	5.25%, 01/15/2021	233
		5,042
	Beverage and Tobacco Product Manufacturing - 0.3%
	Altria Group, Inc.
420	4.75%, 05/05/2021	463
	Anheuser-Busch InBev Worldwide, Inc.
800	7.75%, 01/15/2019	1,058
	Molson Coors Brewing Co.
12	2.00%, 05/01/2017 ☼	12
30	3.50%, 05/01/2022 ☼	30
85	5.00%, 05/01/2042 ☼	87
		1,650
	Chemical Manufacturing - 0.0%
	Agrium, Inc.
105	6.13%, 01/15/2041	124

	Computer and Electronic Product Manufacturing - 0.1%
	Dell, Inc.
520	5.88%, 06/15/2019	627
	Thermo Fisher Scientific, Inc.
150	3.20%, 05/01/2015	159
		786
	Electrical Equipment and Appliance Manufacturing - 0.2%
	General Electric Co.
1,225	5.00%, 02/01/2013	1,265

	Finance and Insurance - 5.8%
	ACE INA Holdings, Inc.
125	5.88%, 06/15/2014	137
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,416
	Bank of America Corp.
1,200	5.42%, 03/15/2017	1,218
	Barclays Bank plc
350	2.38%, 01/13/2014	352
	BP Capital Markets plc
475	4.75%, 03/10/2019	539
	Brandywine Operating Partnership
350	5.70%, 05/01/2017	373
	Capital One Financial Corp.
445	2.15%, 03/23/2015	448
	CDP Financial, Inc.
575	4.40%, 11/25/2019 ■	633
	Citibank NA
2,000	1.88%, 06/04/2012	2,003
	Citigroup, Inc.
700	5.85%, 08/02/2016	757
300	6.13%, 05/15/2018	333
300	6.88%, 03/05/2038	349
105	8.13%, 07/15/2039	137
	Credit Agricole
715	3.50%, 04/13/2015 ■	713
	Discover Financial Services, Inc.
645	6.45%, 06/12/2017	735
	Eaton Vance Corp.
530	6.50%, 10/02/2017	606
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	924
	General Electric Capital Corp.
700	4.38%, 09/16/2020	750
750	5.88%, 01/14/2038	839
	Goldman Sachs Group, Inc.
1,200	5.63%, 01/15/2017	1,255
500	6.00%, 05/01/2014	532
470	6.25%, 02/01/2041	477
	Health Care Properties
335	6.00%, 01/30/2017	375
	HSBC Holdings plc
600	6.10%, 01/14/2042	709
	ING Bank N.V.
900	3.75%, 03/07/2017 ■	889

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 11.1% - (continued)
	Finance and Insurance - 5.8% - (continued)
	Jackson National Life Insurance Co.
$1,200	8.15%, 03/15/2027 ■	$1,437
	JP Morgan Chase & Co.
475	3.70%, 01/20/2015	500
1,795	5.13%, 09/15/2014	1,928
180	5.40%, 01/06/2042	194
	Liberty Mutual Group, Inc.
1,035	5.75%, 03/15/2014 ■	1,101
	Merrill Lynch & Co., Inc.
2,000	5.00%, 02/03/2014	2,065
	Morgan Stanley
550	5.75%, 01/25/2021	543
	National City Corp.
125	6.88%, 05/15/2019	148
	New England Mutual Life Insurance Co.
1,100	7.88%, 02/15/2024 ■	1,389
	Nordea Bank Ab
330	3.70%, 11/13/2014 ■	342
	PNC Funding Corp.
625	5.40%, 06/10/2014	682
	Rabobank Netherlands
750	3.20%, 03/11/2015 ■	778
	Republic New York Capital I
250	7.75%, 11/15/2026	251
	Royal Bank of Scotland plc
500	4.88%, 03/16/2015	520
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,168
	Sovereign Capital Trust IV
1,500	7.91%, 06/13/2036	1,470
	Svenska Handelsbanken Ab
550	4.88%, 06/10/2014 ■	584
	Wachovia Corp.
1,445	5.25%, 08/01/2014	1,554
	WEA Finance LLC
250	7.13%, 04/15/2018 ■	297
	Wells Fargo & Co.
525	3.63%, 04/15/2015	561
		35,011
	Food Manufacturing - 0.2%
	Kellogg Co.
725	4.00%, 12/15/2020	782
	Kraft Foods, Inc.
700	4.13%, 02/09/2016	765
		1,547
	Health Care and Social Assistance - 0.5%
	Amgen, Inc.
600	5.15%, 11/15/2041	625
	CVS Caremark Corp.
1,150	6.13%, 08/15/2016	1,352
	Express Scripts, Inc.
195	6.25%, 06/15/2014	214
	Kaiser Permanente
60	3.50%, 04/01/2022	62
115	4.88%, 04/01/2042	121
	McKesson Corp.
80	3.25%, 03/01/2016	86
	Merck & Co., Inc.
400	4.00%, 06/30/2015	440
		2,900
	Information - 0.4%
	AT&T, Inc.
825	2.50%, 08/15/2015	861
	BellSouth Telecommunications
250	7.00%, 12/01/2095	301
	France Telecom S.A.
250	4.38%, 07/08/2014	266
	SBA Tower Trust
370	4.25%, 04/15/2015 ■	387
	Verizon Communications, Inc.
440	3.50%, 11/01/2021	461
130	4.75%, 11/01/2041	136
		2,412
	Motor Vehicle & Parts Manufacturing - 0.2%
	Daimler Finance NA LLC
1,000	2.63%, 09/15/2016 ■	1,034

	Petroleum and Coal Products Manufacturing - 0.5%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,367
	Motiva Enterprises LLC
80	5.75%, 01/15/2020 ■	93
	Shell International Finance B.V.
1,200	4.38%, 03/25/2020	1,387
		2,847
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
1,000	6.95%, 01/15/2038	1,180

	Real Estate, Rental and Leasing - 0.4%
	COX Communications, Inc.
1,400	5.45%, 12/15/2014	1,552
	ERAC USA Finance Co.
180	2.25%, 01/10/2014 ■	181
70	2.75%, 03/15/2017 ■	70
310	4.50%, 08/16/2021 ■	324
250	5.63%, 03/15/2042 ■	246
		2,373
	Retail Trade - 0.2%
	AutoZone, Inc.
355	3.70%, 04/15/2022	361
	Lowe's Co., Inc.
600	4.63%, 04/15/2020	678
	Staples, Inc.
460	9.75%, 01/15/2014	521
		1,560
	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Procter & Gamble Co.
1,817	9.36%, 01/01/2021	2,422

	Utilities - 0.6%
	Consolidated Edison Co. of NY
655	5.30%, 12/01/2016	765
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 ■	1,894

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 11.1% - (continued)
	Utilities - 0.6% - (continued)
	Southern California Edison Co.
$700	5.55%, 01/15/2037	$861
		3,520
	Total corporate bonds
	(cost $61,496)	$67,517

MUNICIPAL BONDS - 1.2%
	General Obligations - 0.4%
	California State GO, Taxable,
$200	7.55%, 04/01/2039	$262
	Chicago, IL, Metropolitan Water Reclamation GO,
130	5.72%, 12/01/2038	164
	Los Angeles, CA, USD GO,
800	5.75%, 07/01/2034	935
	Oregon State GO,
1,000	4.76%, 06/30/2028	1,163
		2,524
	Health Care/Services - 0.1%
	University of California, Regents MedCenter Pooled Rev,
370	6.58%, 05/15/2049	475

	Higher Education (Univ., Dorms, etc.) - 0.1%
	University of California, Build America Bonds Rev,
370	5.77%, 05/15/2043	440

	Refunded - 0.1%
	Irvine Ranch, CA, Water Dist Joint Powers Agency,
515	2.61%, 03/15/2014	535

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Taxable Sales Tax Rev,
425	6.00%, 12/01/2044	565

	Transportation - 0.4%
	Bay Area, CA, Toll Auth Bridge Rev,
575	6.26%, 04/01/2049	766
	Illinois State Toll Highway Auth, Taxable Rev,
350	6.18%, 01/01/2034	425
	Maryland State Transportation Auth,
255	5.89%, 07/01/2043	325
	New York and New Jersey PA, Taxable,
185	5.86%, 12/01/2024	235
	New York and New Jersey PA, Taxable Rev,
115	6.04%, 12/01/2029	148
	North Texas Tollway Auth Rev,
630	6.72%, 01/01/2049	818
		2,717
	Total municipal bonds
	(cost $5,977)	$7,256

U.S. GOVERNMENT AGENCIES - 1.0%
	Federal Home Loan Mortgage Corporation - 0.5%
$115	4.00%, 03/01/2041	$122
2,484	5.00%, 09/01/2035 - 06/01/2041	2,689
		2,811
	Government National Mortgage Association - 0.5%
731	6.00%, 11/20/2023 - 09/15/2034	829
961	6.50%, 04/15/2026 - 02/15/2035	1,121
1,003	7.00%, 11/15/2031 - 11/15/2033	1,185
193	8.00%, 12/15/2029 - 02/15/2031	230
		3,365
	Total U.S. government agencies
	(cost $5,663)	$6,176

U.S. GOVERNMENT SECURITIES - 15.7%
Other Direct Federal Obligations - 1.8%
	Federal Financing Corporation - 1.8%
$3,676	4.40%, 12/06/2013 - 12/27/2013 ○	$3,635
5,000	9.80%, 04/06/2018	7,313
		10,948
U.S. Treasury Securities - 13.9%
	U.S. Treasury Bonds - 3.8%
7,484	4.38%, 11/15/2039 - 05/15/2041	9,381
5,000	6.00%, 02/15/2026	7,113
4,775	6.25%, 08/15/2023	6,782
		23,276
	U.S. Treasury Notes - 10.1%
1,900	0.25%, 01/31/2014 - 04/30/2014	1,900
2,700	0.63%, 12/31/2012	2,708
700	0.88%, 01/31/2017	704
5,400	1.00%, 09/30/2016	5,473
1,350	1.13%, 12/15/2012	1,358
11,600	1.25%, 10/31/2015	11,900
5,400	1.38%, 01/15/2013	5,445
5,000	1.50%, 06/30/2016	5,176
6,500	1.88%, 02/28/2014	6,691
4,935	3.50%, 05/15/2020	5,671
2,000	3.88%, 05/15/2018 ‡	2,330
5,000	4.25%, 08/15/2013	5,258
5,200	4.50%, 05/15/2017	6,142
		60,756
		84,032
	Total U.S. government securities
	(cost $85,641)	$94,980

	Total long-term investments
	(cost $495,822)	$583,472

SHORT-TERM INVESTMENTS - 3.1%
Repurchase Agreements - 3.1%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $4,671,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $4,765)
$4,671	0.20%, 04/30/2012	$4,671

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.1% - (continued)
Repurchase Agreements - 3.1% - (continued)
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $6,258, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $6,383)
$6,258	0.20%, 04/30/2012		$6,258
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,472, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $2,521)
2,472	0.21%, 04/30/2012		2,472
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $2,047, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88%
- 1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
	4.50%, 2025 - 2042, value of $2,088)
2,047	0.19%, 04/30/2012		2,047
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2, collateralized by U.S. Treasury Note 0.75%, 2013, value of $2)
2	0.17%, 04/30/2012		2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $3,360, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $3,427)
3,360	0.21%, 04/30/2012		3,360
			18,810
	Total short-term investments
	(cost $18,810)		$18,810

	Total investments
	(cost $514,632) ▲	99.1%	$602,282
	Other assets and liabilities	0.9%	5,773
	Total net assets	100.0%	$608,055

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $520,449 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$99,593
Unrealized Depreciation	(17,760)
Net Unrealized Appreciation	$81,833

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $7,590, which represents 1.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $12,468, which represents 2.1% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $127 at April 30, 2012.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	2,007	Allstar Co.	2,043
06/2007	2,225	Buck Holdings L.P.	1,066

At April 30, 2012, the aggregate value of these securities was $7,590, which represents 1.2% of total net assets.

Shorts Outstanding at April 30, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 5.00%	$1,000	05/15/2035	$1,081	$(1)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
GO	General Obligations
PA	Port Authority
USD	United School District

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

12

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$76	$–	$76	$–
Common Stocks ‡	407,467	379,916	19,961	7,590
Corporate Bonds	67,517	–	66,118	1,399
Municipal Bonds	7,256	–	7,256	–
U.S. Government Agencies	6,176	–	6,176	–
U.S. Government Securities	94,980	700	94,280	–
Short-Term Investments	18,810	–	18,810	–
Total	$602,282	$380,616	$212,677	$8,989
Liabilities:
Securities Sold Short	$1,081	$–	$1,081	$–
Total	$1,081	$–	$1,081	$–

♦ For the six-month period ended April 30, 2012, investments valued at $3,465 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2012
Assets:
Common Stocks	$7,481	$1,607	$558	*	$—	$—	$(2,056)	$—	$—	$7,590
Corporate Bonds	1,364	—	61	†	—	—	(26)	—	—	1,399
Total	$8,845	$1,607	$619		$—	$—	$(2,082)	$—	$—	$8,989

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $558.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $61.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $514,632)	$602,282
Cash	17
Receivables:
Investment securities sold	5,635
Fund shares sold	348
Dividends and interest	2,310
Other assets	66
Total assets	610,658
Liabilities:
Securities sold short, at market value (proceeds $1,080)	1,081
Payables:
Investment securities purchased	127
Fund shares redeemed	1,123
Investment management fees	68
Administrative fees	—
Distribution fees	37
Accrued expenses	167
Total liabilities	2,603
Net assets	$608,055
Summary of Net Assets:
Capital stock and paid-in-capital	$734,031
Undistributed net investment income	718
Accumulated net realized loss	(214,353)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	87,659
Net assets	$608,055

Shares authorized	910,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$15.97/$16.90
Shares outstanding	31,480
Net assets	$502,848
Class B: Net asset value per share	$15.84
Shares outstanding	1,327
Net assets	$21,028
Class C: Net asset value per share	$15.98
Shares outstanding	5,031
Net assets	$80,397
Class R3: Net asset value per share	$16.14
Shares outstanding	17
Net assets	$269
Class R4: Net asset value per share	$16.14
Shares outstanding	85
Net assets	$1,377
Class R5: Net asset value per share	$16.17
Shares outstanding	7
Net assets	$118
Class Y: Net asset value per share	$16.18
Shares outstanding	125
Net assets	$2,018

The accompanying notes are an integral part of these financial statements.

14

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$4,341
Interest	3,359
Less: Foreign tax withheld	(61)
Total investment income	7,639

Expenses:
Investment management fees	2,038
Administrative services fees	2
Transfer agent fees	732
Distribution fees
Class A	614
Class B	126
Class C	396
Class R3	1
Class R4	3
Custodian fees	4
Accounting services fees	54
Registration and filing fees	50
Board of Directors' fees	8
Audit fees	7
Other expenses	69
Total expenses (before waivers and fees paid indirectly)	4,104
Expense waivers	(145)
Transfer agent fee waivers	(22)
Commission recapture	(3)
Total waivers and fees paid indirectly	(170)
Total expenses, net	3,934
Net Investment Income	3,705
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	7,518
Net realized gain on futures	3
Net realized gain on foreign currency contracts	365
Net realized gain on other foreign currency transactions	12
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	7,898
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	45,439
Net unrealized depreciation of securities sold short	(1)
Net unrealized depreciation of foreign currency contracts	(117)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	8
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	45,329
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	53,227
Net Increase in Net Assets Resulting from Operations	$56,932

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$3,705	$7,062
Net realized gain on investments, other financial instruments and foreign currency transactions	7,898	47,669
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	45,329	(26,043)
Net Increase In Net Assets Resulting From Operations	56,932	28,688
Distributions to Shareholders:
From net investment income
Class A	(3,556)	(6,605)
Class B	(69)	(132)
Class C	(283)	(445)
Class R3	(2)	(2)
Class R4	(27)	(63)
Class R5	(1)	(2)
Class Y	(17)	(30)
Total distributions	(3,955)	(7,279)
Capital Share Transactions:
Class A	(28,722)	(83,320)
Class B	(9,518)	(21,467)
Class C	(5,231)	(16,677)
Class R3	19	73
Class R4	(3,612)	3,287
Class R5	1	2
Class Y	86	31
Net decrease from capital share transactions	(46,977)	(118,071)
Net Increase (Decrease) In Net Assets	6,000	(96,662)
Net Assets:
Beginning of period	602,055	698,717
End of period	$608,055	$602,055
Undistributed (distribution in excess of) net investment income (loss)	$718	$968

The accompanying notes are an integral part of these financial statements.

16

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.  Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Balanced Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

17

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

18

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

19

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.   Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such

20

investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. In a TBA roll, the Fund generally purchases or sells the initial TBA commitment prior to the stipulated settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of April 30, 2012, as disclosed on the Schedule of Investments, Statement of Assets and Liabilities and the Statement of Operations.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2012.

21

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

4.   Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of April 30, 2012, the Fund had no outstanding futures contracts.

22

c)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$3	$—	$—	$—	$—	$—	$3
Net realized gain on foreign currency contracts	—	365	—	—	—	—	365
Total	$3	$365	$—	$—	$—	$—	$368

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(117)	$—	$—	$—	$—	$(117)
Total	$—	$(117)	$—	$—	$—	$—	$(117)

5.  Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook

23

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.   Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$7,279	$7,383

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$968
Accumulated Capital Losses *	(216,316)
Unrealized Appreciation †	36,395
Total Accumulated Deficit	$(178,953)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net

24

realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$71
Accumulated Net Realized Gain (Loss)	(72)
Capital Stock and Paid-in-Capital	1

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$14,299
2017	202,017
Total	$216,316

During the year ended October 31, 2011, the Fund utilized $43,932 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.   Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

25

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.40%	1.10%	0.80%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.18%
Class B	2.06
Class C	1.92
Class R3	1.40
Class R4	1.10
Class R5	0.80
Class Y	0.75

26

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $178 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $17.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

27

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.07%	13.15%
Class B	0.08	12.24
Class C	0.07	12.36
Class Y	0.07	13.65

8.   Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	6	35%
Class R4	7	8
Class R5	7	100
Class Y	7	6

9.  Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$39,980
Sales Proceeds Excluding U.S. Government Obligations	93,846
Cost of Purchases for U.S. Government Obligations	6,445
Sales Proceeds for U.S. Government Obligations	10,880

28

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,106	224	(3,219)	—	(1,889)	1,977	429	(8,017)	—	(5,611)
Amount	$17,003	$3,411	$(49,136)	$—	$(28,722)	$29,425	$6,322	$(119,067)	$—	$(83,320)
Class B
Shares	22	4	(652)	—	(626)	53	8	(1,519)	—	(1,458)
Amount	$329	$66	$(9,913)	$—	$(9,518)	$788	$125	$(22,380)	$—	$(21,467)
Class C
Shares	112	17	(471)	—	(342)	164	28	(1,318)	—	(1,126)
Amount	$1,715	$264	$(7,210)	$—	$(5,231)	$2,421	$413	$(19,511)	$—	$(16,677)
Class R3
Shares	2	—	—	—	2	6	—	(2)	—	4
Amount	$22	$1	$(4)	$—	$19	$100	$2	$(29)	$—	$73
Class R4
Shares	10	2	(251)	—	(239)	256	4	(35)	—	225
Amount	$166	$27	$(3,805)	$—	$(3,612)	$3,765	$63	$(541)	$—	$3,287
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$1	$—	$—	$1	$—	$2	$—	$—	$2
Class Y
Shares	8	1	(3)	—	6	9	2	(9)	—	2
Amount	$122	$17	$(53)	$—	$86	$134	$30	$(133)	$—	$31
Total
Shares	1,260	248	(4,596)	—	(3,088)	2,465	471	(10,900)	—	(7,964)
Amount	$19,357	$3,787	$(70,121)	$—	$(46,977)	$36,633	$6,957	$(161,661)	$—	$(118,071)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	283	$4,358
For the Year Ended October 31, 2011	527	$7,844

11. Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12. Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

29

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

30

[This page intentionally left blank.]

31

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Financial Highlights
– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions From Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$14.63	$0.11	$–	$1.34	$1.45	$(0.11)	$–	$–	$(0.11)	$1.34	$15.97
B	14.51	0.04	–	1.33	1.37	(0.04)	–	–	(0.04)	1.33	15.84
C	14.64	0.05	–	1.34	1.39	(0.05)	–	–	(0.05)	1.34	15.98
R3	14.78	0.09	–	1.37	1.46	(0.10)	–	–	(0.10)	1.36	16.14
R4	14.79	0.12	–	1.34	1.46	(0.11)	–	–	(0.11)	1.35	16.14
R5	14.81	0.13	–	1.37	1.50	(0.14)	–	–	(0.14)	1.36	16.17
Y	14.82	0.14	–	1.36	1.50	(0.14)	–	–	(0.14)	1.36	16.18

For the Year Ended October 31, 2011 (G)
A	14.23	0.18	–	0.40	0.58	(0.18)	–	–	(0.18)	0.40	14.63
B	14.10	0.05	–	0.41	0.46	(0.05)	–	–	(0.05)	0.41	14.51
C	14.24	0.07	–	0.41	0.48	(0.08)	–	–	(0.08)	0.40	14.64
R3	14.38	0.15	–	0.41	0.56	(0.16)	–	–	(0.16)	0.40	14.78
R4	14.39	0.19	–	0.41	0.60	(0.20)	–	–	(0.20)	0.40	14.79
R5	14.40	0.24	–	0.41	0.65	(0.24)	–	–	(0.24)	0.41	14.81
Y	14.41	0.25	–	0.41	0.66	(0.25)	–	–	(0.25)	0.41	14.82

For the Year Ended October 31, 2010
A	12.67	0.17	–	1.55	1.72	(0.16)	–	–	(0.16)	1.56	14.23
B	12.54	0.06	–	1.53	1.59	(0.03)	–	–	(0.03)	1.56	14.10
C	12.67	0.07	–	1.56	1.63	(0.06)	–	–	(0.06)	1.57	14.24
R3	12.81	0.13	–	1.58	1.71	(0.14)	–	–	(0.14)	1.57	14.38
R4	12.81	0.18	–	1.57	1.75	(0.17)	–	–	(0.17)	1.58	14.39
R5	12.82	0.21	–	1.58	1.79	(0.21)	–	–	(0.21)	1.58	14.40
Y	12.83	0.23	–	1.57	1.80	(0.22)	–	–	(0.22)	1.58	14.41

For the Year Ended October 31, 2009 (G)
A	10.80	0.21	–	1.94	2.15	(0.28)	–	–	(0.28)	1.87	12.67
B	10.69	0.12	–	1.92	2.04	(0.19)	–	–	(0.19)	1.85	12.54
C	10.80	0.12	–	1.94	2.06	(0.19)	–	–	(0.19)	1.87	12.67
R3	10.92	0.18	–	1.97	2.15	(0.26)	–	–	(0.26)	1.89	12.81
R4	10.92	0.17	–	2.01	2.18	(0.29)	–	–	(0.29)	1.89	12.81
R5	10.93	0.24	–	1.97	2.21	(0.32)	–	–	(0.32)	1.89	12.82
Y	10.93	0.28	–	1.95	2.23	(0.33)	–	–	(0.33)	1.90	12.83

For the Year Ended October 31, 2008
A	18.52	0.26	–	(5.74)	(5.48)	(0.25)	(1.99)	–	(2.24)	(7.72)	10.80
B	18.34	0.15	–	(5.70)	(5.55)	(0.11)	(1.99)	–	(2.10)	(7.65)	10.69
C	18.51	0.16	–	(5.73)	(5.57)	(0.15)	(1.99)	–	(2.14)	(7.71)	10.80
R3	18.70	0.21	–	(5.78)	(5.57)	(0.22)	(1.99)	–	(2.21)	(7.78)	10.92
R4	18.70	0.26	–	(5.78)	(5.52)	(0.27)	(1.99)	–	(2.26)	(7.78)	10.92
R5	18.71	0.31	–	(5.79)	(5.48)	(0.31)	(1.99)	–	(2.30)	(7.78)	10.93
Y	18.71	0.33	–	(5.80)	(5.47)	(0.32)	(1.99)	–	(2.31)	(7.78)	10.93

For the Year Ended October 31, 2007
A	16.74	0.30	0.01	1.87	2.18	(0.31)	(0.09)	–	(0.40)	1.78	18.52
B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	–	(0.25)	1.77	18.34
C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	–	(0.28)	1.78	18.51
R3(I)	17.24	0.21	–	1.44	1.65	(0.19)	–	–	(0.19)	1.46	18.70
R4(I)	17.24	0.25	–	1.44	1.69	(0.23)	–	–	(0.23)	1.46	18.70
R5(I)	17.24	0.31	–	1.43	1.74	(0.27)	–	–	(0.27)	1.47	18.71
Y	16.91	0.38	0.01	1.89	2.28	(0.39)	(0.09)	–	(0.48)	1.80	18.71

32

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

9.95	%(E)	$502,848	1.24	%(F)	1.18	%(F)	1.18	%(F)	1.37	%(F)	6%
9.46	(E)	21,028	2.23	(F)	2.06	(F)	2.06	(F)	0.51	(F)	–
9.55	(E)	80,397	1.92	(F)	1.92	(F)	1.92	(F)	0.63	(F)	–
9.88	(E)	269	1.55	(F)	1.40	(F)	1.40	(F)	1.14	(F)	–
9.94	(E)	1,377	1.14	(F)	1.10	(F)	1.10	(F)	1.63	(F)	–
10.17	(E)	118	0.87	(F)	0.80	(F)	0.80	(F)	1.74	(F)	–
10.20	(E)	2,018	0.75	(F)	0.75	(F)	0.75	(F)	1.79	(F)	–

4.10		488,193	1.23		1.18		1.18		1.20		43
3.24		28,334	2.15		2.03		2.03		0.34		–
3.33		78,642	1.90		1.90		1.90		0.47		–
3.87		228	1.52		1.40		1.40		0.98		–
4.18		4,788	1.14		1.10		1.10		1.29		–
4.52		107	0.85		0.80		0.80		1.58		–
4.60		1,763	0.74		0.74		0.74		1.64		–

13.64		554,735	1.23		1.18		1.18		1.21		62
12.72		48,096	2.13		2.03		2.03		0.38		–
12.89		92,526	1.90		1.90		1.90		0.49		–
13.38		153	1.55		1.42		1.42		0.91		–
13.72		1,420	1.13		1.12		1.12		1.28		–
14.06		102	0.85		0.81		0.81		1.51		–
14.14		1,685	0.73		0.73		0.73		1.66		–

20.47		580,354	1.32		1.15		1.15		1.90		73
19.42		73,778	2.25		2.04		2.04		1.06		–
19.46		98,891	1.98		1.98		1.98		1.08		–
20.20		13	1.84		1.32		1.32		1.65		–
20.47		1,275	1.13		1.13		1.13		1.61		–
20.83		9	0.85		0.83		0.83		2.18		–
20.98		1,610	0.76		0.76		0.76		2.49		–

(33.24)		593,816	1.18		1.18		1.18		1.75		79
(33.80)		103,632	2.03		2.00		2.00		0.93		–
(33.68)		106,819	1.87		1.87		1.87		1.06		–
(33.39)		9	1.57		1.43		1.43		1.49		–
(33.16)		113	1.11		1.11		1.11		1.80		–
(32.96)		7	0.79		0.79		0.79		2.13		–
(32.91)		11,347	0.70		0.70		0.70		2.22		–

13.23	(H)	1,088,361	1.15		1.10		1.10		1.67		84
12.32	(H)	248,020	1.96		1.91		1.91		0.85		–
12.44	(H)	206,799	1.83		1.78		1.78		0.98		–
9.62	(E)	11	1.45	(F)	1.40	(F)	1.40	(F)	1.38	(F)	–
9.88	(E)	53	1.11	(F)	1.06	(F)	1.06	(F)	1.68	(F)	–
10.17	(E)	11	0.85	(F)	0.80	(F)	0.80	(F)	1.98	(F)	–
13.73	(H)	19,948	0.69		0.64		0.64		2.13		–

33

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

34

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

35

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

36

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford Balanced Fund (The Hartford Advisers Fund)

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,099.50	$6.16	$1,000.00	$1,019.00	$5.92	1.18%	182	366
Class B	$1,000.00	$1,094.60	$10.73	$1,000.00	$1,014.62	$10.32	2.06	182	366
Class C	$1,000.00	$1,095.50	$10.00	$1,000.00	$1,015.32	$9.62	1.92	182	366
Class R3	$1,000.00	$1,098.80	$7.31	$1,000.00	$1,017.90	$7.03	1.40	182	366
Class R4	$1,000.00	$1,099.40	$5.74	$1,000.00	$1,019.39	$5.52	1.10	182	366
Class R5	$1,000.00	$1,101.70	$4.18	$1,000.00	$1,020.88	$4.02	0.80	182	366
Class Y	$1,000.00	$1,102.00	$3.90	$1,000.00	$1,021.16	$3.75	0.75	182	366

38

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-B12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Balanced Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Balanced Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Income Fund inception 07/31/2006

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income with growth of capital as a secondary objective.

 Performance Overview 7/31/06 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Balanced Income A#	8.09%	7.89%	5.29%	6.59%
Balanced Income A##		1.96%	4.10%	5.54%
Balanced Income B#	7.63%	7.00%	4.48%	5.77%
Balanced Income B##		2.00%	4.14%	5.64%
Balanced Income C#	7.68%	7.12%	4.51%	5.79%
Balanced Income C##		6.12%	4.51%	5.79%
Balanced Income I#	8.21%	8.13%	5.40%	6.69%
Balanced Income R3#	8.01%	7.62%	5.41%	6.74%
Balanced Income R4#	8.06%	7.92%	5.52%	6.83%
Balanced Income R5#	8.17%	8.19%	5.63%	6.93%
Balanced Income Y#	8.60%	8.58%	5.72%	7.01%
Balanced Income Fund Blended Index	7.57%	5.77%	3.60%	5.18%
Barclays Capital Corporate Index	3.64%	9.11%	7.08%	7.34%
Russell 1000 Value Index	11.62%	1.03%	-1.73%	1.31%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Balanced Income Fund Blended Index is a blended index comprised of the following indices: Russell 1000 Value Index (45%), Barclays Capital Corporate Index (44%), Barclays Capital U.S. High-Yield Index (5.5%) and JP Morgan EMBI Plus Index (5.5%).

Barclays Capital Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays Capital U.S. Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

39

The Hartford Balanced Income Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Lucius T. Hill, III	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

W. Michael Reckmeyer, III, CFA	Scott I. St. John, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Income Fund returned 8.09%, before sales charge, for the six-month period ended April 30, 2012, outperforming its blended benchmark (45% Russell 1000 Value Index, 44% Barclays Capital Corporate Index, 5.5% Barclays Capital High Yield 2% Issuer Capped Index, and 5.5% JP Morgan EMBI Plus Index) which returned 7.57% for the same period. The Fund outperformed the 6.77% return of the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the US Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

The Russell 1000 Value Index rose 11.62% during the period. The Consumer Discretionary (+17%) and Financials (+15%) sectors posted the sharpest gains, while Energy (+3%) and Utilities (+5%) lagged on a relative basis during the period.

Within fixed income markets, corporate bonds, high yield bonds, and emerging markets debt rose during the period. High yield securities and investment grade corporate securities, as measured by the Barclays Capital High Yield (2% issuer cap) and Barclays Capital Corporate indices, gained 6.91% and 3.64% respectively. Emerging markets bonds, as measured by the JP Morgan Emerging Markets Bond Index Plus, rose by 6.87%.

The equity component of the Fund outperformed its benchmark primarily due to stock selection. Stock selection was strongest within Consumer Discretionary, Consumer Staples, and Utilities and was weakest within Health Care and Telecommunication Services. Sector allocation, a fall-out of the bottom-up stock selection process (i.e. stock by stock fundamental research), detracted from the Fund’s benchmark-relative performance, in part due to underweight allocations (i.e. the Fund’s sector position was less than the benchmark position) to Financials and Consumer Discretionary and an overweight allocation to Consumer Staples. A modest cash allocation detracted in an upward trending market.

Among the top contributors to relative returns (i.e. performance of the Fund as measured against the benchmark) in the equity sleeve were Home Depot (Consumer Discretionary), Philip Morris International (Consumer Staples), and BlackRock (Financials). Shares of leading home improvement retailer Home Depot rose after the company posted strong quarterly results and gave a positive outlook for 2012. Shares of Philip Morris International, a tobacco company, benefitted after the company reported better-than-expected quarterly earnings and raised earnings guidance on strong growth in Asia. Shares of financial services firm BlackRock rose along with the broader Financials sector as fears surrounding the European debt crisis and contagion from European banks subsided. BlackRock also beat estimated earnings in the first quarter with strong new asset growth in its iShares business. Top contributors to absolute performance (i.e. total return) for the period included JPMorgan Chase (Financials).

Among the top detractors from relative returns in the equity portion of the fund were Royal Dutch Shell (Energy), Wells Fargo (Financials), and AstraZeneca (Health Care). Shares of Royal Dutch Shell underperformed on a relative basis after the company posted disappointing quarterly earnings in part due to low refining margins and soft chemical earnings. Shares of Wells Fargo, a U.S.-based diversified bank, rose

40

The Hartford Balanced Income Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

during the quarter as the company benefited from not only a positive bank stress test, but also from announcing an increase in its quarterly dividend and plans to increase share repurchase activity. The stock was an overall relative detractor because we initiated a position in the stock towards the end of the period after the stock had already started rising. Shares of AstraZeneca declined as the company posted lower-than-expected sales in the first quarter due to the Seroquel IR patent expiration and the departure of some key Research & Development personnel which caused investors to question the future of the company’s pipeline. Stocks that detracted most from absolute returns also included International Paper (Materials) and Travelers (Financials).

The Fund’s fixed income component outperformed its benchmark for the period due primarily to sector allocation. An overweight to High Yield contributed positively to relative returns as the sector outperformed the blended index. Security selection within Investment Grade Credit and Emerging Market Debt also contributed positively to relative returns. Among investment grade corporates, positive contributions from overweights to financial sectors including Banking and Real Estate Investment Trusts (REITS) were partially offset by an underweight to Industrials. Within the emerging markets debt portion of the Fund, security selection within Venezuela, Brazil, and Russia, achieved through cash bonds and forward contracts, contributed positively to relative results, helping to offset overweights to Indonesia and Argentina, which underperformed during the period.

Asset allocation between equities and fixed income contributed positively to relative results during the period due to an underweight to fixed income and an overweight to equities in an environment where equities outperformed the broad fixed income markets.

What is the outlook?

We believe that there are several positive factors, particularly in the U.S., which indicate support for positive economic growth, but there are also potential offsetting risks that could weigh on the markets. We continue to believe that coordinated, global efforts toward economic recovery are supportive for equity markets. Importantly, we have been encouraged that policymakers around the globe seem to be finally embracing the severity of the sovereign debt crisis and its potential impact on global economic stability. The Greek debt package announced in February illustrates one example of the coordinated effort.

In the U.S., economic reports have been upbeat, with encouraging trends in U.S. housing prices, and a stabilizing labor market, which we believe shows signs of healing. We still consider the U.S. to be well positioned in a global context, but expect its pace of economic acceleration to moderate. The remarkably mild winter weather undoubtedly provided a boost to housing, the service sector, and employment in the early months of 2012. This likely pulled forward some growth from second quarter growth.

Throughout this period we have maintained our focus on investing in companies that we believe have solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions, we ended the period most overweight to Consumer Staples, Materials, and Industrials in the equity portion of the Fund. Our largest equity underweights were to Financials, Consumer Discretionary, and Utilities, relative to the Russell 1000 Value index.

We remain constructive on investment grade corporate bonds and maintain a favorable long-term outlook given strong credit fundamentals, supportive technicals, and attractive valuations. We expect an improving economy in the U.S. for fiscal year 2012, but high oil prices threaten consumer spending. We also expect accommodative monetary policy in the U.S. and Europe. We believe that significant political and regulatory change is still a potential risk to this outlook and that de-leveraging at the government, bank, and consumer levels will limit growth.

Our outlook for High Yield remains solid, and we believe that the limited amount of High Yield maturities through 2013 is supportive of a below average default rate for the next few years. Also, the current yield in the High Yield market remains very attractive relative to other fixed income sectors.

We have a constructive outlook for emerging market (EM) debt, though we remain mindful that many global headwinds remain. We believe that the macroeconomic outlook for most EM countries continues to be strong – growth trends are healthy, fiscal accounts are generally well-managed, reserves continue to rise, and debt burdens are low and stable.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a bias towards equities relative to its blended benchmark.

41

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Equity Securities
Banks (Financials)	3.8%
Capital Goods (Industrials)	4.2
Commercial & Professional Services (Industrials)	0.5
Consumer Durables & Apparel (Consumer Discretionary)	0.5
Consumer Services (Consumer Discretionary)	0.3
Diversified Financials (Financials)	2.5
Energy (Energy)	5.3
Food & Staples Retailing (Consumer Staples)	0.6
Food, Beverage & Tobacco (Consumer Staples)	4.8
Household & Personal Products (Consumer Staples)	1.3
Insurance (Financials)	3.0
Materials (Materials)	2.0
Media (Consumer Discretionary)	0.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.9
Retailing (Consumer Discretionary)	1.9
Semiconductors & Semiconductor Equipment (Information Technology)	3.5
Software & Services (Information Technology)	0.7
Telecommunication Services (Services)	1.9
Utilities (Utilities)	2.9
Total	46.1%
Fixed Income Securities
Accommodation and Food Services (Services)	0.1%
Administrative Waste Management and Remediation (Services)	0.1
Agriculture, Forestry, Fishing and Hunting (Consumer Staples)	0.0
Air Transportation (Transportation)	0.0
Airport Revenues (Airport Revenues)	0.0
Arts, Entertainment and Recreation (Services)	3.1
Beverage and Tobacco Product Manufacturing (Consumer Staples)	1.2
Chemical Manufacturing (Basic Materials)	0.6
Computer and Electronic Product Manufacturing (Technology)	0.9
Construction (Consumer Cyclical)	0.1
Fabricated Metal Product Manufacturing (Basic Materials)	0.1
Finance and Insurance (Finance)	18.2
Food Manufacturing (Consumer Staples)	0.5
Food Services (Consumer Cyclical)	0.2
Furniture and Related Product Manufacturing (Consumer Cyclical)	0.0
General Obligations (General Obligations)	0.4
Health Care and Social Assistance (Health Care)	2.4
Information (Technology)	3.1
Machinery Manufacturing (Capital Goods)	0.2
Mining (Basic Materials)	1.0
Miscellaneous (Miscellaneous)	0.0
Miscellaneous Manufacturing (Capital Goods)	0.6
Motor Vehicle and Parts Manufacturing (Consumer Cyclical)	0.4
Nonmetallic Mineral Product Manufacturing (Basic Materials)	0.0
Other Services (Services)	0.1
Paper Manufacturing (Basic Materials)	0.1
Petroleum and Coal Products Manufacturing (Energy)	3.6
Pipeline Transportation (Utilities)	0.6
Primary Metal Manufacturing (Basic Materials)	0.2
Printing and Related Support Activities (Services)	0.1
Professional, Scientific and Technical Services (Services)	0.3
Public Administration (Services)	0.2
Rail Transportation (Transportation)	0.1
Real Estate, Rental and Leasing (Finance)	0.9
Retail Trade (Consumer Cyclical)	1.1
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.3
Transportation (Transportation)	0.1
Transportation Equipment Manufacturing (Transportation)	0.1
Utilities (Utilities)	2.8
Water Transportation (Transportation)	0.0
Wholesale Trade (Consumer Cyclical)	0.4
Total	44.2%
Foreign Government Obligations	4.3%
U.S. Government Securities	1.1
Short-Term Investments	3.9
Other Assets and Liabilities	0.4
Total	100.0%

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.4%
Aa / AA	2.4
A	16.0
Baa / BBB	20.4
Ba / BB	4.2
B	3.5
Caa / CCC or Lower	1.3
Unrated	0.3
U.S. Government Agencies and Securities	1.1
Non Debt Securities and Other Short-Term Instruments	50.0
Other Assets & Liabilities	0.4
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

42

The Hartford Balanced Income Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 46.0%
	Banks - 3.8%
225	M&T Bank Corp.	$19,417
194	National Bank of Canada	15,122
473	Wells Fargo & Co.	15,813
		50,352
	Capital Goods - 4.2%
141	3M Co.	12,634
195	Eaton Corp.	9,392
780	General Electric Co.	15,270
190	Illinois Tool Works, Inc.	10,901
48	Lockheed Martin Corp.	4,348
46	Schneider Electric S.A.	2,809
		55,354
	Commercial & Professional Services - 0.5%
207	Waste Management, Inc.	7,084

	Consumer Durables & Apparel - 0.5%
206	Mattel, Inc.	6,918

	Consumer Services - 0.3%
46	McDonald's Corp.	4,505

	Diversified Financials - 2.4%
72	BlackRock, Inc.	13,769
412	JP Morgan Chase & Co.	17,700
		31,469
	Energy - 5.3%
229	Chevron Corp.	24,417
184	ConocoPhillips Holding Co.	13,156
117	Exxon Mobil Corp.	10,135
627	Royal Dutch Shell plc B Shares	22,963
		70,671
	Food & Staples Retailing - 0.6%
278	Sysco Corp.	8,032

	Food, Beverage & Tobacco - 4.8%
213	Altria Group, Inc.	6,868
96	General Mills, Inc.	3,748
60	H.J. Heinz Co.	3,192
170	Imperial Tobacco Group plc	6,785
298	Kraft Foods, Inc.	11,864
108	PepsiCo, Inc.	7,160
179	Philip Morris International, Inc.	16,062
245	Unilever N.V. NY Shares ADR	8,406
		64,085
	Household & Personal Products - 1.3%
133	Kimberly-Clark Corp.	10,405
95	Procter & Gamble Co.	6,067
		16,472
	Insurance - 3.0%
82	ACE Ltd.	6,193
96	Chubb Corp.	7,046
658	Marsh & McLennan Cos., Inc.	22,021
72	Swiss Re Ltd.	4,546
		39,806
	Materials - 2.0%
231	Dow Chemical Co.	7,815
133	E.I. DuPont de Nemours & Co.	7,112
186	International Paper Co.	6,192
145	Nucor Corp.	5,668
		26,787
	Media - 0.5%
199	Thomson Reuters Corp.	5,948

	Pharmaceuticals, Biotechnology & Life Sciences - 5.9%
107	AstraZeneca plc ADR	4,684
324	Johnson & Johnson	21,104
682	Merck & Co., Inc.	26,775
785	Pfizer, Inc.	18,002
45	Roche Holding AG ☼	8,152
		78,717
	Retailing - 1.9%
485	Home Depot, Inc.	25,093

	Semiconductors & Semiconductor Equipment - 3.5%
336	Analog Devices, Inc.	13,100
593	Intel Corp.	16,852
165	Linear Technology Corp.	5,391
385	Maxim Integrated Products, Inc.	11,396
		46,739
	Software & Services - 0.7%
288	Microsoft Corp.	9,215

	Telecommunication Services - 1.9%
469	AT&T, Inc.	15,446
336	Vodafone Group plc ADR	9,364
		24,810
	Utilities - 2.9%
43	American Electric Power Co., Inc.	1,656
34	Dominion Resources, Inc.	1,779
740	National Grid plc	7,992
86	NextEra Energy, Inc.	5,520
114	Northeast Utilities	4,173
33	PG&E Corp.	1,437
57	PPL Corp.	1,568
216	UGI Corp.	6,290
277	Xcel Energy, Inc.	7,491
		37,906
	Total common stocks
	(cost $547,707)	$609,963

PREFERRED STOCKS - 0.1%
	Diversified Financials - 0.1%
23	Citigroup Capital XIII	$599
25	GMAC Capital Trust I۞	607
		1,206
	Total preferred stocks
	(cost $1,243)	$1,206

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.9%
	Finance and Insurance - 0.9%
	Banc of America Funding Corp.
$1,281	0.54%, 05/20/2047 Δ	$801
1,589	5.77%, 05/25/2037	1,261

The accompanying notes are an integral part of these financial statements.

43

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.9% - (continued)
	Finance and Insurance - 0.9% - (continued)
	Bear Stearns Adjustable Rate Mortgage Trust
$1,535	2.25%, 08/25/2035 Δ	$1,413
642	2.40%, 10/25/2035 Δ	553
	Bear Stearns Commercial Mortgage Securities, Inc.
455	5.20%, 12/11/2038	511
550	5.54%, 09/11/2041 - 10/12/2041	625
	Commercial Mortgage Pass-Through Certificates
100	5.75%, 06/10/2046 Δ	113
	Countrywide Asset-Backed Certificates
2,210	0.48%, 02/25/2037 Δ	607
	Countrywide Home Loans, Inc.
449	2.97%, 04/20/2036 Δ	218
	CS First Boston Mortgage Securities Corp.
814	5.50%, 06/25/2035	727
	Fieldstone Mortgage Investment Corp.
480	0.58%, 04/25/2047 Δ	190
	Indymac Index Mortgage Loan Trust
512	2.51%, 01/25/2036 Δ	393
464	2.59%, 08/25/2035 Δ	245
689	2.81%, 09/25/2036 Δ	408
	JP Morgan Chase Commercial Mortgage Securities Corp.
275	5.47%, 04/15/2043 Δ	308
	JP Morgan Mortgage Acquisition Corp.
2,281	0.48%, 08/25/2036 Δ	664
	JP Morgan Mortgage Trust
632	2.84%, 08/25/2036 Δ	398
	Merrill Lynch Mortgage Investors Trust
264	2.70%, 07/25/2035 Δ	179
	Merrill Lynch Mortgage Trust
100	5.05%, 07/12/2038	110
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	110
	Option One Mortgage Loan Trust
355	0.49%, 03/25/2037 Δ	130
	Soundview Home Equity Loan Trust, Inc.
465	0.49%, 06/25/2036 Δ	202
2,160	0.52%, 05/25/2036 Δ	893
	Structured Adjustable Rate Mortgage Loan Trust
963	0.54%, 09/25/2034 Δ	721
	Wells Fargo Mortgage Backed Securities Trust
519	5.19%, 10/25/2035 Δ	498
		12,278

	Total asset & commercial mortgage backed securities
	(cost $12,043)	$12,278

CORPORATE BONDS - 42.8%
	Accommodation and Food Services - 0.1%
	Caesars Operating Escrow
$500	8.50%, 02/15/2020 ■	$515
	Harrah's Operating Co., Inc.
620	11.25%, 06/01/2017	685
	MGM Mirage, Inc.
25	9.00%, 03/15/2020	28
155	11.13%, 11/15/2017	175
	Wynn Las Vegas LLC
130	5.38%, 03/15/2022 ■	128
250	7.75%, 08/15/2020	276
		1,807
	Administrative Waste Management and Remediation - 0.1%
	Iron Mountain, Inc.
360	7.75%, 10/01/2019	392
525	8.38%, 08/15/2021	572
	Republic Services, Inc.
595	3.80%, 05/15/2018	646
		1,610
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	American Rock Salt Co. LLC
80	8.25%, 05/01/2018 ■	70
	Lawson Software
215	9.38%, 04/01/2019 ■	225
	Southern States Coop, Inc.
25	11.25%, 05/15/2015 ■	27
	Weyerhaeuser Co.
110	7.38%, 03/15/2032	120
		442
	Air Transportation - 0.0%
	Continental Airlines, Inc.
18	5.98%, 04/19/2022	20
38	6.90%, 04/19/2022	38
		58
	Arts, Entertainment and Recreation - 3.1%
	AMC Entertainment, Inc.
139	8.00%, 03/01/2014	139
330	8.75%, 06/01/2019	352
91	9.75%, 12/01/2020	89
	Bresnan Broadband Holdings LLC
150	8.00%, 12/15/2018 ■	153
	BSKYB Finance UK plc
350	6.50%, 10/15/2035 ■	406
	CBS Corp.
525	3.38%, 03/01/2022	517
150	5.50%, 05/15/2033	161
805	8.20%, 05/15/2014	914
325	8.88%, 05/15/2019	433
	CCO Holdings LLC
45	6.50%, 04/30/2021	47
539	7.25%, 10/30/2017	586
200	7.38%, 06/01/2020	218
175	7.88%, 04/30/2018	189
5	8.13%, 04/30/2020	6
	Citycenter Holdings LLC
365	7.63%, 01/15/2016	387
	Clear Channel Worldwide Holdings, Inc.
240	9.25%, 12/15/2017	263

The accompanying notes are an integral part of these financial statements.

44

The Hartford Balanced Income Fund
Schedule of Investments
April 30, 2012 (Unaudited) – (continued)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Arts, Entertainment and Recreation - 3.1% - (continued)
	Comcast Corp.
$400	5.70%, 05/15/2018	$475
1,250	6.40%, 05/15/2038	1,516
980	6.45%, 03/15/2037	1,192
510	7.05%, 03/15/2033	631
120	8.38%, 03/15/2013	128
	DirecTV Holdings LLC
200	3.55%, 03/15/2015	212
2,100	3.80%, 03/15/2022 ■	2,091
305	4.60%, 02/15/2021	326
1,425	4.75%, 10/01/2014	1,544
325	5.00%, 03/01/2021	355
146	5.20%, 03/15/2020	162
175	6.00%, 08/15/2040	187
400	6.38%, 03/01/2041	448
	Discovery Communications, Inc.
290	3.70%, 06/01/2015	310
	Equinix, Inc.
95	7.00%, 07/15/2021	104
30	8.13%, 03/01/2018	33
	Fidelity National Information Services, Inc.
280	5.00%, 03/15/2022 ■	280
95	7.63%, 07/15/2017 ■	104
	First Data Corp.
670	7.38%, 06/15/2019 ■	685
161	8.25%, 01/15/2021 ■	159
36	8.75%, 01/15/2022 ■Þ	35
	Gray Television, Inc.
270	10.50%, 06/29/2015	283
	Grupo Televisa S.A.
95	6.63%, 01/15/2040	114
	Isle of Capri Casinos, Inc.
120	7.75%, 03/15/2019	124
	NBC Universal Media LLC
1,070	3.65%, 04/30/2015	1,144
1,350	5.95%, 04/01/2041	1,578
	Net Servicos De Comnicacao S.A.
100	7.50%, 01/27/2020	115
	News America Holdings, Inc.
75	7.75%, 12/01/2045	89
100	8.88%, 04/26/2023	127
	News America, Inc.
200	6.15%, 02/15/2041	230
285	6.40%, 12/15/2035	326
1,450	6.90%, 03/01/2019	1,784
	Peninsula Gaming LLC
120	8.38%, 08/15/2015	127
	Regal Cinemas Corp.
195	8.63%, 07/15/2019	214
	Regal Entertainment Group
120	9.13%, 08/15/2018	133
	Sinclair Television Group
260	9.25%, 11/01/2017 ■	290
	Time Warner Cable, Inc.
1,290	4.00%, 09/01/2021	1,339
400	5.88%, 11/15/2040	441
625	6.75%, 06/15/2039	754
300	7.30%, 07/01/2038	381
970	8.25%, 04/01/2019	1,264
	Time Warner Entertainment Co., L.P.
30	8.38%, 03/15/2023	41
	Time Warner, Inc.
600	4.00%, 01/15/2022	630
300	4.13%, 02/15/2021	315
1,075	4.88%, 03/15/2020	1,204
1,500	5.88%, 11/15/2016	1,766
1,975	6.10%, 07/15/2040	2,249
350	6.25%, 03/29/2041	407
75	6.63%, 05/15/2029	90
1,010	7.63%, 04/15/2031	1,309
	Viacom, Inc.
305	1.25%, 02/27/2015	306
215	3.88%, 12/15/2021	225
450	4.25%, 09/15/2015	491
470	4.38%, 09/15/2014	506
795	4.50%, 03/01/2021 - 02/27/2042	838
340	6.13%, 10/05/2017	409
1,500	6.88%, 04/30/2036	1,918
	Videotron Ltee
1,110	5.00%, 07/15/2022 ■	1,107
	Virgin Media Finance plc
465	5.25%, 02/15/2022	465
	Virgin Media Secured Finance plc
500	5.25%, 01/15/2021	555
100	6.50%, 01/15/2018	109
		41,634
	Beverage and Tobacco Product Manufacturing - 1.2%
	Altria Group, Inc.
550	8.50%, 11/10/2013	612
340	9.25%, 08/06/2019	464
1,335	9.70%, 11/10/2018	1,813
185	10.20%, 02/06/2039	296
	Anheuser-Busch InBev Worldwide, Inc.
400	1.50%, 07/14/2014	406
1,825	5.38%, 11/15/2014 - 01/15/2020	2,136
100	8.00%, 11/15/2039	156
500	8.20%, 01/15/2039	790
	BAT International Finance plc
20	8.13%, 11/15/2013 ■	22
35	9.50%, 11/15/2018 ■	48
	Bottling Group LLC
300	6.95%, 03/15/2014	335
	Constellation Brands, Inc.
585	6.00%, 05/01/2022	616
	Diageo Capital plc
180	5.75%, 10/23/2017	218
	International CCE, Inc.
500	3.50%, 09/15/2020	520
	Lorillard Tobacco Co.
1,025	7.00%, 08/04/2041	1,131
265	8.13%, 06/23/2019	330
	Molson Coors Brewing Co.
476	2.00%, 05/01/2017 ☼	478
110	3.50%, 05/01/2022 ☼	111
	PepsiCo, Inc.
430	0.80%, 08/25/2014	433
750	7.90%, 11/01/2018	1,018

The accompanying notes are an integral part of these financial statements.

45

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Beverage and Tobacco Product Manufacturing - 1.2% - (continued)
	Pernod-Ricard S.A.
$190	4.45%, 01/15/2022 ■	$197
500	5.50%, 01/15/2042 ■	511
900	5.75%, 04/07/2021 ■	1,016
	Philip Morris International, Inc.
400	5.65%, 05/16/2018	479
400	6.38%, 05/16/2038	517
	Reynolds American, Inc.
65	7.25%, 06/01/2013	69
685	7.63%, 06/01/2016	826
100	7.75%, 06/01/2018	125
		15,673
	Chemical Manufacturing - 0.6%
	Agrium, Inc.
200	6.75%, 01/15/2019	246
	Celanese US Holdings LLC
50	6.63%, 10/15/2018	54
	CF Industries Holdings, Inc.
195	6.88%, 05/01/2018	227
35	7.13%, 05/01/2020	42
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	55
	Dow Chemical Co.
2,850	4.25%, 11/15/2020	3,025
100	5.90%, 02/15/2015	112
975	7.60%, 05/15/2014	1,099
	Ecolab, Inc.
1,285	3.00%, 12/08/2016	1,353
	Ferro Corp.
20	7.88%, 08/15/2018	20
	Hexion U.S. Finance Corp.
215	6.63%, 04/15/2020 ■	225
225	9.00%, 11/15/2020	214
	Ineos Group Holdings plc
240	8.50%, 02/15/2016 ■	235
	Methanex Corp.
20	8.75%, 08/15/2012	20
	Momentive Performance
250	9.00%, 01/15/2021	216
	Yara International ASA
160	5.25%, 12/15/2014 ■	173
		7,316
	Computer and Electronic Product Manufacturing - 0.9%
	CDW Escrow Corp.
142	8.50%, 04/01/2019	152
	CDW LLC/CDW Finance
515	8.00%, 12/15/2018	561
	eAccess Ltd.
75	8.25%, 04/01/2018 ■	72
	Esterline Technologies Corp.
265	7.00%, 08/01/2020	294
	Freescale Semiconductor, Inc.
190	8.05%, 02/01/2020	191
740	9.25%, 04/15/2018 ■	811
44	10.75%, 08/01/2020	49
	Hewlett-Packard Co.
1,700	2.65%, 06/01/2016	1,731
925	3.00%, 09/15/2016	952
365	3.75%, 12/01/2020	369
635	4.30%, 06/01/2021	653
1,475	4.65%, 12/09/2021	1,559
	Intel Corp.
1,000	3.30%, 10/01/2021	1,057
	Lockheed Martin Corp.
210	2.13%, 09/15/2016	215
	Raytheon Co.
1,250	4.88%, 10/15/2040	1,354
	Seagate HDD Cayman
350	6.88%, 05/01/2020	376
51	7.00%, 11/01/2021 ■	55
	Siemens Finance
100	6.13%, 08/17/2026 ■	125
	Sorenson Communications
500	10.50%, 02/01/2015 ■	420
	Thermo Fisher Scientific, Inc.
875	2.25%, 08/15/2016	913
270	3.20%, 03/01/2016	289
		12,198
	Construction - 0.1%
	Aguila 3 S.A.
165	7.88%, 01/31/2018 ■	173
	KB Home
411	8.00%, 03/15/2020	401
	Lennar Corp.
95	5.60%, 05/31/2015	99
	Pulte Homes, Inc.
295	5.20%, 02/15/2015	304
		977
	Fabricated Metal Product Manufacturing - 0.1%
	Anixter International, Inc.
145	5.63%, 05/01/2019	148
	Ball Corp.
135	5.00%, 03/15/2022	138
240	5.75%, 05/15/2021	258
	Crown Americas, Inc.
55	6.25%, 02/01/2021	60
115	7.63%, 05/15/2017	125
	Masco Corp.
310	7.13%, 03/15/2020	335
		1,064
	Finance and Insurance - 17.3%
	Abbey National Treasury Services plc
200	3.88%, 11/10/2014 ■	199
	ABN Amro Bank N.V.
1,000	4.25%, 02/02/2017 ■	1,012
	ACE Capital Trust II
90	9.70%, 04/01/2030	123
	ACE INA Holdings, Inc.
475	2.60%, 11/23/2015	496
	Aegon N.V.
85	4.63%, 12/01/2015	90
	Allied World Assurance Co., Ltd.
23	7.50%, 08/01/2016	27

The accompanying notes are an integral part of these financial statements.

46

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Finance and Insurance - 17.3% - (continued)
	Allstate Corp.
$500	5.55%, 05/09/2035	$559
	Ally Financial, Inc.
650	6.75%, 12/01/2014	686
125	7.50%, 09/15/2020	139
590	8.00%, 03/15/2020	676
	American Express Centurion Bank
300	6.00%, 09/13/2017	354
	American Express Co.
250	7.25%, 05/20/2014	279
1,550	8.13%, 05/20/2019	2,053
	American Express Credit Corp.
685	2.38%, 03/24/2017	698
325	2.75%, 09/15/2015	337
1,750	2.80%, 09/19/2016	1,814
700	5.88%, 05/02/2013	735
	American International Group, Inc.
360	3.65%, 01/15/2014	368
1,205	3.80%, 03/22/2017	1,244
250	4.88%, 09/15/2016	267
100	5.05%, 10/01/2015	107
375	5.45%, 05/18/2017	406
1,300	5.85%, 01/16/2018	1,430
300	6.40%, 12/15/2020	345
500	8.18%, 05/15/2058	534
	AmeriGas Finance LLC
240	6.75%, 05/20/2020	245
	Ameriprise Financial, Inc.
370	5.65%, 11/15/2015	424
	Aon Corp.
500	3.13%, 05/27/2016	517
275	5.00%, 09/30/2020	306
	Avalonbay Communities, Inc.
275	5.70%, 03/15/2017	318
	BAE Systems Holdings, Inc.
40	4.95%, 06/01/2014 ■	42
	Banco Bradesco S.A.
250	5.75%, 03/01/2022 ■	254
	Banco de Credito del Peru/Panama
30	5.38%, 09/16/2020 §	31
71	6.88%, 09/16/2026 ■	75
	Banco do Brasil
200	5.88%, 01/26/2022 ■	208
	Bancolombia S.A.
125	6.13%, 07/26/2020	133
	Bank of America Capital II
50	8.00%, 12/15/2026	50
	Bank of America Corp.
900	3.88%, 03/22/2017	898
2,250	5.63%, 07/01/2020	2,326
2,230	5.65%, 05/01/2018	2,358
3,315	5.70%, 01/24/2022	3,480
540	5.75%, 12/01/2017	573
2,840	5.88%, 01/05/2021	2,971
3,760	6.00%, 09/01/2017 - 10/15/2036	3,943
300	7.38%, 05/15/2014	325
670	7.63%, 06/01/2019	772
	Bank of Montreal
1,615	2.50%, 01/11/2017	1,659
	Bank of New York Mellon Corp.
1,290	1.20%, 02/20/2015	1,298
850	2.95%, 06/18/2015	896
	Barclays Bank plc
1,050	5.13%, 01/08/2020	1,106
910	5.14%, 10/14/2020	870
2,130	6.05%, 12/04/2017 ■	2,137
	BB&T Corp.
1,500	3.95%, 03/22/2022	1,541
200	4.90%, 06/30/2017	221
	Bear Stearns & Co., Inc.
1,750	5.30%, 10/30/2015	1,920
	BM & F Bovespa
195	5.50%, 07/16/2020 §	210
	Boston Properties L.P.
435	3.70%, 11/15/2018	453
	BP Capital Markets plc
425	1.70%, 12/05/2014	431
1,675	2.25%, 11/01/2016	1,723
375	3.13%, 10/01/2015	397
100	3.88%, 03/10/2015	107
	Branch Banking & Trust
250	5.63%, 09/15/2016	284
	Brandywine Operating Partnership
1,100	4.95%, 04/15/2018	1,124
215	5.70%, 05/01/2017	229
150	7.50%, 05/15/2015	168
	Capital One Bank
850	8.80%, 07/15/2019	1,074
	Capital One Financial Corp.
1,006	2.15%, 03/23/2015	1,013
500	3.15%, 07/15/2016	517
500	4.75%, 07/15/2021	539
1,075	6.15%, 09/01/2016	1,188
125	6.75%, 09/15/2017	150
325	7.38%, 05/23/2014	360
	Caterpillar Financial Services Corp.
2,100	2.05%, 08/01/2016	2,175
	Cigna Corp.
1,700	4.00%, 02/15/2022	1,755
800	5.38%, 02/15/2042	847
900	5.88%, 03/15/2041	1,008
	CIT Group, Inc.
686	5.25%, 03/15/2018	707
180	5.50%, 02/15/2019 ■	185
70	6.63%, 04/01/2018 ■	76
866	7.00%, 05/02/2017 ■	868

The accompanying notes are an integral part of these financial statements.

47

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Finance and Insurance - 17.3% - (continued)
	Citigroup, Inc.
$1,250	2.65%, 03/02/2015	$1,247
800	4.45%, 01/10/2017	836
25	4.50%, 01/14/2022	25
445	4.59%, 12/15/2015	466
90	4.75%, 05/19/2015	95
625	5.00%, 09/15/2014	646
450	5.50%, 08/27/2012	456
160	5.88%, 01/30/2042	170
85	6.00%, 10/31/2033	83
7,555	6.13%, 11/21/2017 - 08/25/2036	8,096
250	6.63%, 06/15/2032	256
1,115	6.88%, 03/05/2038	1,298
270	8.50%, 05/22/2019	336
	CNH Capital LLC
270	6.25%, 11/01/2016 ■	288
	Community Choice Financial
455	10.75%, 05/01/2019 ■	463
	CPM Holdings, Inc.
120	10.63%, 09/01/2014	130
	Credit Acceptance Corp.
245	9.13%, 02/01/2017	266
	Credit Suisse Guernsey
2,500	1.63%, 03/06/2015 ■	2,507
	Credit Suisse New York
1,250	4.38%, 08/05/2020	1,315
700	5.00%, 05/15/2013	727
	Deutsche Bank AG
2,002	3.25%, 01/11/2016	2,059
	Discover Financial Services, Inc.
10	6.45%, 06/12/2017	11
	Dolphin Subsidiary II, Inc.
460	7.25%, 10/15/2021 ■	511
	Duke Realty L.P.
895	6.75%, 03/15/2020	1,059
260	7.38%, 02/15/2015	288
	Equity One, Inc.
65	6.00%, 09/15/2017	71
	ERP Operating L.P.
300	5.13%, 03/15/2016	335
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	73
	Farmers Exchange Capital
200	7.05%, 07/15/2028 ■	221
	Federal Realty Investment Trust
55	5.95%, 08/15/2014	60
	Felcor Escrow Holdings
340	6.75%, 06/01/2019	343
	Fibria Overseas Finance Ltd.
365	7.50%, 05/04/2020 ■☼	382
	Fifth Third Bancorp
356	3.63%, 01/25/2016	378
425	5.45%, 01/15/2017	471
	Ford Motor Credit Co.
775	4.25%, 02/03/2017	808
240	5.00%, 05/15/2018	259
205	6.63%, 08/15/2017	236
70	7.00%, 10/01/2013	75
400	8.00%, 12/15/2016	478
200	8.13%, 01/15/2020	253
	General Electric Capital Corp.
4,000	2.30%, 04/27/2017	4,006
1,600	2.95%, 05/09/2016	1,668
725	3.50%, 06/29/2015	767
600	4.65%, 10/17/2021	652
590	5.30%, 02/11/2021	650
55	5.50%, 01/08/2020	63
4,600	5.63%, 09/15/2017 - 05/01/2018	5,326
1,995	5.88%, 01/14/2038	2,231
90	6.15%, 08/07/2037	104
705	6.75%, 03/15/2032	859
	Goldman Sachs Group, Inc.
1,500	3.30%, 05/03/2015	1,499
1,820	5.25%, 07/27/2021	1,842
1,500	5.38%, 03/15/2020	1,556
3,250	5.75%, 01/24/2022	3,394
75	5.95%, 01/15/2027	74
2,620	6.25%, 09/01/2017 - 02/01/2041	2,838
200	6.35%, 02/15/2034	187
720	6.45%, 05/01/2036	702
700	6.75%, 10/01/2037	692
1,505	7.50%, 02/15/2019	1,741
	Guardian Life Insurance Co.
250	7.38%, 09/30/2039 ■	316
	HCP, Inc.
640	3.75%, 02/01/2016 - 02/01/2019	649
1,000	6.70%, 01/30/2018	1,170
1,125	6.75%, 02/01/2041	1,362
	Health Care Properties
20	5.65%, 12/15/2013	21
330	6.00%, 01/30/2017	370
	Health Care REIT, Inc.
3,000	4.13%, 04/01/2019	3,023
266	5.25%, 01/15/2022	281
	Host Hotels & Resorts L.P.
190	6.00%, 11/01/2020	202
	Host Marriott L.P.
90	6.38%, 03/15/2015	91
70	6.75%, 06/01/2016	72
	HSBC Bank USA
3,240	2.38%, 02/13/2015	3,275
250	6.00%, 08/09/2017	280
	HSBC Holdings plc
330	3.50%, 06/28/2015 ■	344
890	4.00%, 03/30/2022	904
1,665	5.10%, 04/05/2021	1,833
2,100	6.80%, 06/01/2038	2,372
	HSBC USA, Inc.
175	5.00%, 09/27/2020	177
	Ineos Finance plc
190	7.50%, 05/01/2020 ■☼	195
	Itau Unibanco Holding S.A.
225	5.65%, 03/19/2022 ■	226
100	5.75%, 01/22/2021 ■	103
	John Deere Capital Corp.
2,000	1.40%, 03/15/2017	2,005
1,835	3.15%, 10/15/2021	1,906
395	3.90%, 07/12/2021	437

The accompanying notes are an integral part of these financial statements.

48

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Finance and Insurance - 17.3% - (continued)
	JP Morgan Chase & Co.
$600	4.25%, 10/15/2020	$628
4,300	4.35%, 08/15/2021	4,502
500	4.40%, 07/22/2020	530
2,220	4.63%, 05/10/2021	2,365
1,070	5.13%, 09/15/2014	1,149
1,025	5.40%, 01/06/2042	1,107
1,475	6.00%, 01/15/2018	1,704
1,325	6.30%, 04/23/2019	1,551
	JP Morgan Chase Capital XXV
50	6.80%, 10/01/2037	50
	JP Morgan Chase Capital XXVII
600	7.00%, 11/01/2039	605
	JP Morgan Chase XVII
50	5.85%, 08/01/2035	50
	Key Bank NA
250	5.45%, 03/03/2016	278
	Kimco Realty Corp.
450	4.30%, 02/01/2018	470
20	5.58%, 11/23/2015	22
	Lazard Group
80	6.85%, 06/15/2017	88
	Liberty Mutual Group, Inc.
60	5.75%, 03/15/2014 ■	64
	Liberty Property L.P.
115	4.75%, 10/01/2020	120
350	5.50%, 12/15/2016	387
	Lincoln National Corp.
35	6.15%, 04/07/2036	37
450	7.00%, 06/15/2040	531
	Lloyds Banking Group plc
800	4.88%, 01/21/2016	831
500	6.38%, 01/21/2021	540
694	7.88%, 11/01/2020 ■☼	606
	Lloyds TSB Bank plc
985	4.20%, 03/28/2017	999
	Majapahit Holding B.V.
235	7.75%, 10/17/2016 - 01/20/2020 §	273
	Marsh & McLennan Cos., Inc.
825	2.30%, 04/01/2017	822
565	4.80%, 07/15/2021	620
295	4.85%, 02/15/2013	303
36	5.75%, 09/15/2015	41
	Massachusetts Mutual Life Insurance Co.
425	8.88%, 06/01/2039 ■	617
	Massmutual Global Funding
630	3.13%, 04/14/2016 ■	662
	MBNA Capital
235	8.28%, 12/01/2026	237
	Merrill Lynch & Co., Inc.
320	6.40%, 08/28/2017	346
425	7.75%, 05/14/2038	471
	MetLife Global Funding I
500	2.50%, 01/11/2013 - 09/29/2015 ■	512
	MetLife Institutional Funding II
2,500	1.63%, 04/02/2015 ■	2,503
	MetLife, Inc.
275	6.38%, 06/15/2034	338
50	7.72%, 02/15/2019	63
	Metropolitan Life Global Funding I
500	3.13%, 01/11/2016 ■	525
	Morgan Stanley
1,975	4.75%, 04/01/2014 - 03/22/2017	1,973
1,200	5.45%, 01/09/2017	1,219
675	5.50%, 07/28/2021	660
1,240	5.63%, 09/23/2019	1,225
816	5.75%, 01/25/2021	806
900	6.00%, 04/28/2015	942
2,885	6.63%, 04/01/2018	3,016
	National City Bank
250	4.63%, 05/01/2013	259
	National City Corp.
40	4.90%, 01/15/2015	44
585	6.88%, 05/15/2019	692
	National Money Mart Co.
115	10.38%, 12/15/2016	129
	National Rural Utilities Cooperative Finance Corp.
235	1.90%, 11/01/2015	242
	Nationwide Mutual Insurance Co.
225	9.38%, 08/15/2039 ■	288
	NB Capital Trust IV
230	8.25%, 04/15/2027	232
	New York Life Global Funding
800	2.45%, 07/14/2016 ■	829
200	3.00%, 05/04/2015 ■	211
	Nordea Bank Ab
1,340	2.25%, 03/20/2015 ■	1,348
105	3.70%, 11/13/2014 ■	109
760	4.88%, 05/13/2021 ■	730
	Offshore Group Investments Ltd.
281	11.50%, 08/01/2015	307
190	11.50%, 08/01/2015 ■	208
	Pacific Life Insurance Co.
100	9.25%, 06/15/2039 ■	131
	PNC Funding Corp.
1,300	5.25%, 11/15/2015	1,444
190	5.63%, 02/01/2017	212
	Pontis II Ltd.
265	6.75%, 04/15/2022 ■	277
	Pricoa Global Funding I
400	5.45%, 06/11/2014 ■	431
	Principal Financial Group, Inc.
65	7.88%, 05/15/2014	72
40	8.88%, 05/15/2019	52
	Provident Funding Associates L.P.
430	10.25%, 04/15/2017 ■	438
	Prudential Financial, Inc.
170	6.10%, 06/15/2017	199
265	6.20%, 01/15/2015	293
	Rabobank Nederland Utrec
1,135	3.88%, 02/08/2022	1,121
	Realty Income Corp.
185	6.75%, 08/15/2019	217
	Reinsurance Group of America, Inc.
60	5.63%, 03/15/2017	66

The accompanying notes are an integral part of these financial statements.

49

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Finance and Insurance - 17.3% - (continued)
	Royal Bank of Scotland plc
$710	3.95%, 09/21/2015	$719
875	4.88%, 08/25/2014 - 03/16/2015	906
100	5.63%, 08/24/2020	103
350	6.13%, 01/11/2021	380
	SB Capital (Sberbank)
1,405	5.72%, 06/16/2021 §	1,423
320	6.13%, 02/07/2022 ■	330
	Simon Property Group L.P.
100	4.20%, 02/01/2015	108
120	4.38%, 03/01/2021	130
100	5.75%, 12/01/2015	113
200	6.13%, 05/30/2018	236
	SLM Corp.
50	5.00%, 04/15/2015	51
200	5.63%, 08/01/2033	166
415	6.25%, 01/25/2016	427
590	7.25%, 01/25/2022	596
181	8.00%, 03/25/2020	192
395	8.45%, 06/15/2018	433
	Speedy Cash, Inc.
116	10.75%, 05/15/2018 ■	121
	Standard Bank plc
100	8.13%, 12/02/2019	110
	Starwood Hotels & Resort
60	7.15%, 12/01/2019	72
	State Street Capital Trust IV
100	1.47%, 06/15/2037 Δ	74
	SunTrust Banks, Inc.
991	3.50%, 01/20/2017	1,017
410	3.60%, 04/15/2016	426
	Svenska Handelsbanken Ab
100	4.88%, 06/10/2014 ■	106
	Teachers Insurance & Annuity Association
272	6.85%, 12/16/2039 ■	341
	Titlemax
345	13.25%, 07/15/2015	381
	TMX Finance LLC
65	13.25%, 07/15/2015	72
	U.S. Bancorp
1,400	3.00%, 03/15/2022	1,421
	UBS AG London
1,200	1.88%, 01/23/2015 ■	1,210
	UBS AG Stamford CT
925	2.25%, 01/28/2014	930
1,450	5.88%, 07/15/2016	1,533
	UDR, Inc.
125	4.25%, 06/01/2018	133
	United Dominion Realty Trust, Inc.
55	6.05%, 06/01/2013	57
	UnitedHealth Group, Inc.
50	5.80%, 03/15/2036	59
530	6.00%, 02/15/2018	646
100	6.63%, 11/15/2037	130
1,981	6.88%, 02/15/2038	2,654
	Ventas Realty L.P.
200	3.13%, 11/30/2015	206
395	4.25%, 03/01/2022	391
316	4.75%, 06/01/2021	326
	Vnesheconombank
435	6.80%, 11/22/2025 §	461
105	6.90%, 07/09/2020 §	116
	VTB Capital S.A.
390	6.88%, 05/29/2018 §	412
	W.R. Berkley Corp.
25	5.88%, 02/15/2013	26
	Wachovia Bank NA
1,250	4.80%, 11/01/2014	1,344
1,000	5.85%, 02/01/2037	1,123
1,275	6.60%, 01/15/2038	1,573
	Wachovia Capital Trust III
325	5.57%, 06/15/2012 ♠Δ	301
	Wachovia Corp.
755	4.88%, 02/15/2014	796
300	5.50%, 08/01/2035	316
670	5.63%, 10/15/2016	754
50	5.75%, 06/15/2017	58
	Wellpoint, Inc.
1,000	5.85%, 01/15/2036	1,189
525	6.00%, 02/15/2014	570
60	7.00%, 02/15/2019	76
	Wells Fargo & Co.
1,520	1.25%, 02/13/2015	1,523
1,000	2.10%, 05/08/2017 ☼	999
1,175	3.50%, 03/08/2022	1,190
100	3.63%, 04/15/2015	107
1,375	3.68%, 06/15/2016	1,475
800	4.60%, 04/01/2021	879
750	5.63%, 12/11/2017	880
500	5.75%, 05/16/2016	568
	Wind Acquisition Finance S.A.
245	7.25%, 02/15/2018 ■	232
	XL Capital Ltd.
50	5.25%, 09/15/2014	53
	Xstrata Finance Canada Corp.
800	3.60%, 01/15/2017 ■	831
		229,555
	Food Manufacturing - 0.5%
	Archer Daniels Midland Co.
750	4.48%, 03/01/2021	861
	Cargill, Inc.
517	4.31%, 05/14/2021 ■	563
300	6.00%, 11/27/2017 ■	358
	Kellogg Co.
550	7.45%, 04/01/2031	737
	Kraft Foods, Inc.
800	6.50%, 08/11/2017 - 02/09/2040	993
1,075	6.75%, 02/19/2014	1,185
1,000	6.88%, 02/01/2038	1,294
		5,991
	Food Services - 0.2%
	ARAMARK Corp.
105	8.50%, 02/01/2015	107
	ARAMARK Holdings Corp.
120	8.63%, 05/01/2016 ■Þ	123

The accompanying notes are an integral part of these financial statements.

50

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Food Services - 0.2% - (continued)
	McDonald's Corp.
$600	2.63%, 01/15/2022	$595
355	3.70%, 02/15/2042	336
600	5.30%, 03/15/2017	709
400	6.30%, 10/15/2037	541
		2,411
	Furniture and Related Product Manufacturing - 0.0%
	Masco Corp.
155	6.13%, 10/03/2016	165
25	6.50%, 08/15/2032	24
160	7.75%, 08/01/2029	166
		355
	Health Care and Social Assistance - 2.4%
	Alere, Inc.
210	7.88%, 02/01/2016	218
110	9.00%, 05/15/2016	114
	American Renal Holdings, Inc.
270	8.38%, 05/15/2018	289
	Amgen, Inc.
700	4.10%, 06/15/2021	747
635	4.50%, 03/15/2020	701
390	5.15%, 11/15/2041	406
500	5.85%, 06/01/2017	593
425	6.40%, 02/01/2039	508
225	6.90%, 06/01/2038	285
	Amylin Pharmaceuticals, Inc.
160	3.00%, 06/15/2014۞	161
	Aristotle Holding, Inc.
3,500	2.10%, 02/12/2015 ■	3,552
	AstraZeneca plc
200	5.90%, 09/15/2017	241
1,000	6.45%, 09/15/2037	1,315
	Biomet, Inc.
160	10.00%, 10/15/2017	172
10	10.38%, 10/15/2017 Þ	11
	Bioscrip, Inc.
170	10.25%, 10/01/2015	184
	Cardinal Health, Inc.
250	4.00%, 06/15/2015	270
	Community Health Systems, Inc.
121	8.88%, 07/15/2015	125
	CVS Caremark Corp.
1,115	3.25%, 05/18/2015	1,186
1,245	5.75%, 06/01/2017 - 05/15/2041	1,468
325	6.13%, 09/15/2039	391
150	6.25%, 06/01/2027	184
36	6.94%, 01/10/2030	43
	CVS Lease Pass-Through Trust
17	6.04%, 12/10/2028	19
	Express Scripts, Inc.
195	3.13%, 05/15/2016	203
250	6.25%, 06/15/2014	275
	Fresenius Medical Care U.S. Finance II, Inc.
115	5.63%, 07/31/2019 ■	117
96	5.88%, 01/31/2022 ■	98
	Fresenius Medical Care US Finance, Inc.
30	6.50%, 09/15/2018 ■	32
	Gilead Sciences, Inc.
2,165	3.05%, 12/01/2016	2,289
1,000	4.40%, 12/01/2021	1,087
	HCA, Inc.
175	5.88%, 03/15/2022	178
645	6.38%, 01/15/2015	690
985	6.50%, 02/15/2016 - 02/15/2020	1,057
115	7.25%, 09/15/2020	127
	Health Management Associates, Inc.
365	7.38%, 01/15/2020 ■	380
	HealthSouth Corp.
350	7.25%, 10/01/2018	371
	IMS Health, Inc.
255	12.50%, 03/01/2018 ■	300
	Kaiser Permanente
650	3.50%, 04/01/2022	666
	Life Technologies Corp.
305	4.40%, 03/01/2015	326
	Medco Health Solutions, Inc.
525	2.75%, 09/15/2015	542
	Memorial Sloan-Kettering Cancer Center
695	5.00%, 07/01/2042	738
	Pfizer, Inc.
1,000	6.20%, 03/15/2019	1,260
1,450	7.20%, 03/15/2039	2,144
	Radiation Therapy Services, Inc.
276	8.88%, 01/15/2017 ■☼	273
390	9.88%, 04/15/2017	313
	Rite Aid Corp.
75	8.00%, 08/15/2020	87
60	9.75%, 06/12/2016	67
125	10.38%, 07/15/2016	132
	Roche Holdings, Inc.
250	6.00%, 03/01/2019	311
	Sanofi-Aventis S.A.
1,275	1.63%, 03/28/2014	1,301
	Savient Pharmaceuticals, Inc.
215	4.75%, 02/01/2018۞	120
	Schering-Plough Corp.
1,000	6.50%, 12/01/2033	1,379
	Tenet Healthcare Corp.
315	6.25%, 11/01/2018 ■	328
200	8.88%, 07/01/2019	224
130	10.00%, 05/01/2018	150
	Valeant Pharmaceuticals International
600	6.75%, 08/15/2021 ■	583
		31,331
	Information - 3.1%
	America Movil S.A. de C.V.
160	5.00%, 03/30/2020	181
	America Movil SAB de C.V.
620	2.38%, 09/08/2016	633
255	6.13%, 03/30/2040	306

The accompanying notes are an integral part of these financial statements.

51

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Information - 3.1% - (continued)
	AT&T, Inc.
$205	3.88%, 08/15/2021	$221
475	4.45%, 05/15/2021	533
1,170	5.35%, 09/01/2040 ╦	1,279
1,250	5.50%, 02/01/2018	1,474
90	6.15%, 09/15/2034	106
1,000	6.30%, 01/15/2038	1,198
460	6.50%, 09/01/2037	564
	Audatex North America, Inc.
510	6.75%, 06/15/2018 ■	534
	Beagle Acquisition Corp.
221	11.00%, 12/31/2019 ■	250
	BellSouth Telecommunications
153	7.00%, 12/01/2095	184
	CCO Holdings LLC
500	6.63%, 01/31/2022	523
	Cellco Partnership - Verizon Wireless Capital LLC
800	5.55%, 02/01/2014	863
325	8.50%, 11/15/2018	448
	CenturyLink, Inc.
1,300	5.80%, 03/15/2022	1,289
850	6.45%, 06/15/2021	884
	CenturyTel, Inc.
205	6.00%, 04/01/2017	220
	Charter Communications Holdings II LLC
17	13.50%, 11/30/2016	19
	Comcast Corp.
500	5.70%, 07/01/2019	595
	Cricket Communications, Inc.
805	7.75%, 05/15/2016 - 10/15/2020	814
	CSC Holdings LLC
130	6.75%, 11/15/2021 ■	135
	CSC Holdings, Inc.
355	7.63%, 07/15/2018	393
	Deutsche Telekom International Finance B.V.
425	4.88%, 07/08/2014	454
1,130	4.88%, 03/06/2042 ■	1,065
670	8.75%, 06/15/2030	922
	DISH DBS Corp.
430	6.75%, 06/01/2021	471
235	7.88%, 09/01/2019	272
	Frontier Communications Corp.
465	7.88%, 04/15/2015	504
10	8.25%, 05/01/2014	11
	GCI, Inc.
95	6.75%, 06/01/2021	96
	Google, Inc.
625	2.13%, 05/19/2016	654
	Harron Communications
275	9.13%, 04/01/2020 ■	286
	Hughes Satelite Systems
236	6.50%, 06/15/2019	253
	Intelsat Bermuda Ltd.
60	11.50%, 02/04/2017 ■Þ	62
1,117	11.50%, 02/04/2017 Þ	1,164
	Intelsat Jackson Holdings S.A.
430	7.25%, 04/01/2019	448
235	7.50%, 04/01/2021	247
10	8.50%, 11/01/2019	11
	Leap Wireless International, Inc.
140	4.50%, 07/15/2014۞	131
	Level 3 Escrow, Inc.
300	8.13%, 07/01/2019 ■	308
	Level 3 Financing, Inc.
415	8.63%, 07/15/2020 ■	435
	Mediacom Broadband LLC
315	8.50%, 10/15/2015	324
	Mediacom LLC
150	7.25%, 02/15/2022 ■	152
195	9.13%, 08/15/2019	213
	MetroPCS Wireless, Inc.
340	6.63%, 11/15/2020	327
315	7.88%, 09/01/2018	323
	Oracle Corp.
1,000	5.38%, 07/15/2040	1,182
1,300	5.75%, 04/15/2018	1,588
	Qwest Communications International, Inc.
100	7.13%, 04/01/2018	107
	SBA Telecommunications
107	8.00%, 08/15/2016	115
	SBA Tower Trust
205	4.25%, 04/15/2015 ■	214
	Sprint Nextel Corp.
420	7.00%, 03/01/2020 ■	428
465	9.00%, 11/15/2018 ■	512
	Syniverse Holdings, Inc.
405	9.13%, 01/15/2019	449
	Telecom Italia Capital
450	7.20%, 07/18/2036	412
300	7.72%, 06/04/2038	282
	Telefonica Emisiones SAU
525	2.58%, 04/26/2013	523
300	3.99%, 02/16/2016	290
500	5.46%, 02/16/2021	470
	Telefonica Europe B.V.
440	8.25%, 09/15/2030	450
	Telefonos De Mexico SAB
100	5.50%, 11/15/2019	115
	Telemar Norte Leste S.A.
100	5.50%, 10/23/2020 §	104
	UPCB Finance VI Ltd.
470	6.88%, 01/15/2022 ■	483
	Verizon Communications, Inc.
1,000	1.95%, 03/28/2014	1,023
400	4.60%, 04/01/2021	453
800	4.90%, 09/15/2015	902
1,125	6.10%, 04/15/2018	1,366
1,150	6.35%, 04/01/2019	1,424
970	6.40%, 02/15/2038	1,213
500	7.35%, 04/01/2039	686
280	8.75%, 11/01/2018	383
	Verizon Global Funding Corp.
310	7.75%, 12/01/2030	428
	Vivendi S.A.
1,335	2.40%, 04/10/2015 ■	1,325

The accompanying notes are an integral part of these financial statements.

52

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Information - 3.1% - (continued)
	Vodafone Group plc
$1,000	1.63%, 03/20/2017	$996
	Windstream Corp.
280	7.50%, 06/01/2022	293
85	7.75%, 10/15/2020	91
165	8.13%, 09/01/2018	178
		41,264
	Machinery Manufacturing - 0.2%
	Case New Holland, Inc.
290	7.88%, 12/01/2017	338
	Danaher Corp.
410	2.30%, 06/23/2016	429
	Perusahaan Listrik Negara
200	5.50%, 11/22/2021 ■	206
	Xerox Corp.
275	4.25%, 02/15/2015	293
100	6.35%, 05/15/2018	118
190	6.40%, 03/15/2016	218
1,100	8.25%, 05/15/2014	1,242
		2,844
	Mining - 1.0%
	Anglo American Capital plc
200	2.15%, 09/27/2013 ■	202
	Codelco, Inc.
100	3.75%, 11/04/2020 ■	104
235	3.88%, 11/03/2021 §	245
	Consol Energy, Inc.
25	8.25%, 04/01/2020	26
	Falconbridge Ltd.
75	5.38%, 06/01/2015	82
75	6.00%, 10/15/2015	84
	FMG Resources Pty Ltd.
155	6.00%, 04/01/2017 ■	158
655	7.00%, 11/01/2015 ■	678
350	8.25%, 11/01/2019 ■	379
	Freeport-McMoRan Copper & Gold, Inc.
1,910	3.55%, 03/01/2022	1,887
	Inco Ltd.
30	7.20%, 09/15/2032	34
45	7.75%, 05/15/2012	45
	Newmont Mining Corp.
2,800	3.50%, 03/15/2022	2,785
	Peabody Energy Corp.
425	6.00%, 11/15/2018 ■	431
280	7.38%, 11/01/2016	310
	Rio Tinto Finance USA Ltd.
221	1.88%, 11/02/2015	226
920	2.25%, 09/20/2016	953
100	3.50%, 11/02/2020	104
225	4.13%, 05/20/2021	244
380	8.95%, 05/01/2014	438
	Teck Resources Ltd.
1,015	3.00%, 03/01/2019	1,014
1,300	5.20%, 03/01/2042	1,265
350	10.75%, 05/15/2019	433
	Vale Overseas Ltd.
795	6.88%, 11/21/2036 - 11/10/2039	949
		13,076
	Miscellaneous Manufacturing - 0.6%
	BE Aerospace, Inc.
250	5.25%, 04/01/2022	255
305	6.88%, 10/01/2020	338
	Boeing Co.
505	2.90%, 08/15/2018	537
1,000	6.13%, 02/15/2033	1,268
	Bombardier, Inc.
20	7.50%, 03/15/2018 ■	22
	Goodrich Corp.
35	6.29%, 07/01/2016	42
	Hutchison Whampoa International Ltd.
965	3.50%, 01/13/2017 ■	994
900	5.75%, 09/11/2019 ■	1,015
	L-3 Communications Corp.
430	3.95%, 11/15/2016	456
	Owens-Brockway
155	7.38%, 05/15/2016	175
	Reynolds Group Escrow
205	7.75%, 10/15/2016 ■	217
	Reynolds Group Issuer, Inc.
270	6.88%, 02/15/2021 ■	278
	Textron, Inc.
300	6.20%, 03/15/2015	330
	Transdigm, Inc.
475	7.75%, 12/15/2018	518
	United Technologies Corp.
950	6.13%, 07/15/2038	1,186
		7,631
	Motor Vehicle and Parts Manufacturing - 0.4%
	Daimler Finance NA LLC
1,900	1.65%, 04/10/2015 ■	1,906
600	2.63%, 09/15/2016 ■	620
	DaimlerChrysler NA Holdings Corp.
370	6.50%, 11/15/2013	401
100	8.50%, 01/18/2031	148
	Ford Motor Credit Co.
780	7.45%, 07/16/2031	993
	Fuel Trust
675	4.21%, 04/15/2016 ■	705
	Meritor, Inc.
270	8.13%, 09/15/2015	287
25	10.63%, 03/15/2018	27
	Tenneco, Inc.
240	7.75%, 08/15/2018	260
	TRW Automotive, Inc.
435	7.25%, 03/15/2017 ■	496
		5,843
	Nonmetallic Mineral Product Manufacturing - 0.0%
	Rearden G Holdings EINS GmbH
100	7.88%, 03/30/2020 §	105
	Silgan Holdings, Inc.
500	5.00%, 04/01/2020 ■	505
		610
	Other Services - 0.1%
	Service Corp. International
120	6.75%, 04/01/2016	130
460	7.63%, 10/01/2018	518
		648

The accompanying notes are an integral part of these financial statements.

53

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Paper Manufacturing - 0.1%
	Clearwater Paper Corp.
$20	7.13%, 11/01/2018	$21
	Georgia-Pacific LLC
30	5.40%, 11/01/2020 ■	34
	Kimberly-Clark Corp.
1,000	6.13%, 08/01/2017	1,225
	Neenah Paper, Inc.
172	7.38%, 11/15/2014	172
		1,452
	Petroleum and Coal Products Manufacturing - 3.6%
	Alpha Natural Resources, Inc.
56	6.00%, 06/01/2019	53
40	6.25%, 06/01/2021	37
	Anadarko Petroleum Corp.
170	5.75%, 06/15/2014	185
1,100	5.95%, 09/15/2016	1,272
1,300	6.45%, 09/15/2036	1,541
150	6.95%, 06/15/2019	185
125	7.95%, 06/15/2039	168
	Antero Resources Finance Corp.
190	7.25%, 08/01/2019 ■	196
125	9.38%, 12/01/2017	136
	Apache Corp.
595	1.75%, 04/15/2017	601
	BG Energy Capital plc
1,800	4.00%, 10/15/2021 ■	1,925
	Canadian Natural Resources Ltd.
1,430	1.45%, 11/14/2014	1,449
600	5.70%, 05/15/2017	708
	Chesapeake Energy Corp.
275	2.50%, 05/15/2037۞	234
160	6.63%, 08/15/2020	156
255	6.88%, 11/15/2020	248
	CNOOC Finance 2012 Ltd.
2,466	3.88%, 05/02/2022 ■☼	2,468
	CNPC HK Overseas Capital Ltd.
1,900	2.75%, 04/19/2017 ■	1,898
315	4.50%, 04/28/2021 ■	339
	ConocoPhillips
1,775	6.50%, 02/01/2039	2,399
250	7.00%, 03/30/2029	318
	Continental Resources, Inc.
150	5.00%, 09/15/2022 ■	152
	Devon Energy Corp.
260	7.95%, 04/15/2032	372
	Devon Financing Corp.
350	7.88%, 09/30/2031	497
	EnCana Corp.
725	5.15%, 11/15/2041	687
	Endeavour International
370	12.00%, 03/01/2018 ■	374
	Ensco plc
450	4.70%, 03/15/2021	491
	Ferrellgas Partners L.P.
155	6.50%, 05/01/2021	141
	Gaz Capital S.A.
105	9.25%, 04/23/2019 §	131
	Harvest Operations Corp.
520	6.88%, 10/01/2017 ■	549
	Hess Corp.
150	5.60%, 02/15/2041	163
500	6.00%, 01/15/2040	562
185	7.00%, 02/15/2014	204
45	7.88%, 10/01/2029	60
	Hornbeck Offshore Services, Inc.
225	5.88%, 04/01/2020 ■	224
	IPIC GMTN Ltd.
240	5.50%, 03/01/2022 §	251
	KazMunayGas National Co.
100	11.75%, 01/23/2015 §	122
	Lone Pine Resources, Inc.
350	10.38%, 02/15/2017 ■	359
	Newfield Exploration Co.
160	5.75%, 01/30/2022	170
150	7.13%, 05/15/2018	160
	Nexen, Inc.
400	6.40%, 05/15/2037	444
650	7.50%, 07/30/2039	796
	Occidental Petroleum Corp.
485	3.13%, 02/15/2022	498
	Panhandle Eastern Pipeline
75	6.20%, 11/01/2017	86
	Pemex Project Funding Master Trust
730	6.63%, 06/15/2035	856
	Petrobras International Finance Co.
505	3.50%, 02/06/2017	519
250	5.38%, 01/27/2021	274
560	5.75%, 01/20/2020	625
984	5.88%, 03/01/2018	1,108
75	6.75%, 01/27/2041	90
520	7.88%, 03/15/2019	643
	Petroleos de Venezuela S.A.
745	5.25%, 04/12/2017 §	578
140	8.50%, 11/02/2017 ■	125
578	8.50%, 11/02/2017 §	516
2,155	9.00%, 11/17/2021 §	1,754
	Petroleos Mexicanos
60	6.50%, 06/02/2041 ■	70
	Petroleum Development Corp.
20	12.00%, 02/15/2018	22
	Phillips 66
1,400	2.95%, 05/01/2017 ■	1,437
	Pioneer Natural Resources Co.
95	5.88%, 07/15/2016	105
260	6.65%, 03/15/2017	295
145	6.88%, 05/01/2018	171
	Plains Exploration & Production Co.
50	6.63%, 05/01/2021	52
222	6.75%, 02/01/2022	231
	PT Pertamina
200	6.50%, 05/27/2041 §	212
	PTTEP Canada International Finance Ltd.
231	5.69%, 04/05/2021 ■	250
	Range Resources Corp.
430	5.75%, 06/01/2021	451
15	6.75%, 08/01/2020	16
	Reliance Holdings USA
255	5.40%, 02/14/2022 ■	256

The accompanying notes are an integral part of these financial statements.

54

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Petroleum and Coal Products Manufacturing - 3.6% - (continued)
	Rosetta Resources, Inc.
$95	9.50%, 04/15/2018	$104
	Sempra Energy
25	6.50%, 06/01/2016	30
70	8.90%, 11/15/2013	78
	Shell International Finance B.V.
1,100	6.38%, 12/15/2038	1,501
	Tosco Corp.
500	8.13%, 02/15/2030	726
	Total Capital International S.A.
3,065	2.88%, 02/17/2022	3,062
	Transocean, Inc.
215	4.95%, 11/15/2015	231
1,260	5.05%, 12/15/2016	1,368
400	5.25%, 03/15/2013	414
300	6.00%, 03/15/2018	336
1,100	6.50%, 11/15/2020	1,263
	Valero Energy Corp.
410	4.50%, 02/01/2015	441
310	6.13%, 02/01/2020	360
195	6.63%, 06/15/2037	211
	Weatherford International Ltd.
1,500	5.95%, 04/15/2042	1,555
	Williams Partners L.P.
385	3.80%, 02/15/2015	410
90	4.13%, 11/15/2020	94
125	5.25%, 03/15/2020	140
200	6.30%, 04/15/2040	238
		47,227
	Pipeline Transportation - 0.6%
	DCP Midstream LLC
600	4.75%, 09/30/2021 ■	648
250	6.75%, 09/15/2037 ■	304
	El Paso Corp.
370	6.50%, 09/15/2020	410
450	7.00%, 06/15/2017	506
50	7.75%, 01/15/2032	57
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	79
50	7.25%, 06/01/2018	57
	Energy Transfer Equity L.P.
425	7.50%, 10/15/2020	471
	Enterprise Products Operating LLC
1,015	5.65%, 04/01/2013	1,057
500	6.50%, 01/31/2019	606
	Kinder Morgan Energy Partners L.P.
150	5.00%, 12/15/2013	159
150	6.55%, 09/15/2040	171
90	6.95%, 01/15/2038	106
350	7.30%, 08/15/2033	412
50	7.75%, 03/15/2032	61
100	9.00%, 02/01/2019	129
	Kinder Morgan Finance Co.
110	5.70%, 01/05/2016	115
275	6.00%, 01/15/2018 ■	289
	Markwest Energy
135	6.25%, 06/15/2022	142
	NGPL Pipeco LLC
230	6.51%, 12/15/2012 ■	229
160	7.12%, 12/15/2017 ■	155
	Plains All American Pipeline L.P.
890	3.65%, 06/01/2022	895
100	3.95%, 09/15/2015	107
125	5.75%, 01/15/2020	145
	TransCanada Pipelines Ltd.
45	7.63%, 01/15/2039	65
	Transnet Ltd.
200	4.50%, 02/10/2016 §	209
		7,584
	Primary Metal Manufacturing - 0.2%
	ArcelorMittal
700	3.75%, 08/05/2015	710
900	4.50%, 02/25/2017	906
705	5.50%, 03/01/2021	695
150	6.13%, 06/01/2018	158
125	9.00%, 02/15/2015	143
25	9.85%, 06/01/2019	30
	Novelis, Inc.
125	8.38%, 12/15/2017	135
	Rio Tinto Alcan, Inc.
50	6.13%, 12/15/2033	60
		2,837
	Printing and Related Support Activities - 0.1%
	Cenveo Corp.
208	7.88%, 12/01/2013	190
	Quebecor Media, Inc.
440	7.75%, 03/15/2016	452
		642
	Professional, Scientific and Technical Services - 0.3%
	Checkout Holdings Corp.
210	0.62%, 11/15/2015 ■○	83
	Electronic Data Systems Corp.
40	7.45%, 10/15/2029	49
	IBM Corp.
1,560	1.95%, 07/22/2016	1,611
750	7.63%, 10/15/2018	1,008
	Lamar Media Corp.
95	5.88%, 02/01/2022 ■	98
	SunGard Data Systems, Inc.
315	7.38%, 11/15/2018	336
45	7.63%, 11/15/2020	48
162	10.25%, 08/15/2015	168
		3,401
	Public Administration - 0.2%
	Waste Management, Inc.
1,800	2.60%, 09/01/2016	1,860
325	6.13%, 11/30/2039	405
250	6.38%, 03/11/2015	285
		2,550
	Rail Transportation - 0.1%
	Burlington Northern Santa Fe Corp.
360	3.05%, 03/15/2022	363
150	5.75%, 05/01/2040	175
	Canadian Pacific Railway Co.
700	4.50%, 01/15/2022 ☼	747

The accompanying notes are an integral part of these financial statements.

55

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Rail Transportation - 0.1% - (continued)
	CSX Corp.
$185	4.25%, 06/01/2021	$201
	Russian Railways
370	5.74%, 04/03/2017 §	396
		1,882
	Real Estate, Rental and Leasing - 0.9%
	Air Lease Corp.
625	5.63%, 04/01/2017 ■	609
	COX Communications, Inc.
800	5.45%, 12/15/2014	887
220	6.45%, 12/01/2036 ■	260
700	8.38%, 03/01/2039 ■	1,005
	Duke Realty L.P.
15	5.95%, 02/15/2017	17
	ERAC USA Finance Co.
65	2.25%, 01/10/2014 ■	65
585	2.75%, 07/01/2013 - 03/15/2017 ■	590
300	6.38%, 10/15/2017 ■	350
125	7.00%, 10/15/2037 ■	146
	Hertz Corp.
275	6.75%, 04/15/2019	287
	International Lease Finance Corp.
415	5.65%, 06/01/2014	424
785	5.75%, 05/15/2016	799
985	5.88%, 04/01/2019	967
510	6.25%, 05/15/2019	515
165	6.75%, 09/01/2016 ■	178
465	7.13%, 09/01/2018 ■	512
	ProLogis L.P.
460	4.00%, 01/15/2018	472
175	4.50%, 08/15/2017	184
250	6.13%, 12/01/2016	281
95	6.25%, 03/15/2017	108
400	6.63%, 05/15/2018	458
	Realogy Corp.
673	7.63%, 01/15/2020 ■	698
	Regency Centers L.P.
830	5.25%, 08/01/2015	895
15	5.88%, 06/15/2017	17
	United Rental Financing Escrow Corp.
65	5.75%, 07/15/2018 ■	67
570	7.38%, 05/15/2020 ■	599
135	7.63%, 04/15/2022 ■	143
	United Rentals North America, Inc.
100	8.38%, 09/15/2020	105
95	10.88%, 06/15/2016	108
	Westfield Group ADR
10	5.40%, 10/01/2012 ■	10
		11,756
	Retail Trade - 1.1%
	Affinia Group, Inc.
45	10.75%, 08/15/2016 ■	49
	AmeriGas Finance LLC
155	7.00%, 05/20/2022	158
	AutoZone, Inc.
1,448	3.70%, 04/15/2022	1,474
500	4.00%, 11/15/2020	530
700	7.13%, 08/01/2018	872
	Building Materials Corp.
200	6.75%, 05/01/2021 ■	208
	Easton-Bell Sports, Inc.
25	9.75%, 12/01/2016	28
	Energy Transfer Partners
660	5.20%, 02/01/2022	703
125	6.63%, 10/15/2036	131
746	8.50%, 04/15/2014	838
	Federated Retail Holdings, Inc.
110	5.90%, 12/01/2016	126
	Home Depot, Inc.
1,400	5.88%, 12/16/2036	1,714
	Macys Retails Holdings, Inc.
20	7.00%, 02/15/2028	23
	May Department Stores
20	6.70%, 09/15/2028	22
	Michaels Stores, Inc.
440	7.75%, 11/01/2018	463
	Number Merger Sub, Inc.
420	11.00%, 12/15/2019 ■	455
	Sally Holdings
225	6.88%, 11/15/2019 ■	240
	Staples, Inc.
100	9.75%, 01/15/2014	113
	Target Corp.
300	5.38%, 05/01/2017	357
	Wal-Mart Stores, Inc.
600	3.25%, 10/25/2020	639
375	5.63%, 04/15/2041	457
1,450	6.20%, 04/15/2038	1,898
2,800	6.50%, 08/15/2037	3,697
		15,195
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Colgate - Palmolive Co.
3,425	2.30%, 05/03/2022	3,365
	Procter & Gamble Co.
816	1.45%, 08/15/2016	831
	Revlon Consumer Products
265	9.75%, 11/15/2015	286
		4,482
	Transportation Equipment Manufacturing - 0.1%
	General Dynamics Corp.
910	2.25%, 07/15/2016	951
	Huntington Ingalls Industries, Inc.
240	6.88%, 03/15/2018	254
106	7.13%, 03/15/2021	112
		1,317
	Utilities - 2.8%
	AES (The) Corp.
160	7.75%, 10/15/2015	180
295	8.00%, 10/15/2017	336
	AES Panama S.A.
15	6.35%, 12/21/2016 §	16
	Calpine Corp.
640	7.25%, 10/15/2017 ■	683
220	7.50%, 02/15/2021 ■	236
	CenterPoint Energy Houston Electric LLC
35	7.00%, 03/01/2014	39
	CenterPoint Energy Resources Corp.
290	4.50%, 01/15/2021	318

The accompanying notes are an integral part of these financial statements.

56

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
	Utilities - 2.8% - (continued)
	CenterPoint Energy, Inc.
$30	6.50%, 05/01/2018	$36
	Centrais Eletricas Brasileiras S.A.
1,305	5.75%, 10/27/2021 ■	1,419
535	5.75%, 10/27/2021 §	582
200	6.88%, 07/30/2019 §	235
	Comision Fed De Electric
200	5.75%, 02/14/2042 §	203
	Comision Federal de Electricidad
895	5.75%, 02/14/2042 ■	908
	Commonwealth Edison Co.
720	3.40%, 09/01/2021	763
100	5.80%, 03/15/2018	121
	Consolidated Edison Co. of NY
1,400	4.20%, 03/15/2042	1,439
140	5.70%, 06/15/2040	176
700	5.85%, 04/01/2018	856
	Dominion Resources, Inc.
1,500	1.95%, 08/15/2016	1,527
10	4.90%, 08/01/2041	11
900	5.15%, 07/15/2015	1,010
35	5.20%, 08/15/2019	41
	Duke Energy Corp.
1,350	3.55%, 09/15/2021	1,409
500	5.30%, 10/01/2015	572
1,200	5.65%, 06/15/2013	1,263
	Duke Energy Indiana, Inc.
225	3.75%, 07/15/2020	244
	E.CL S.A.
100	5.63%, 01/15/2021 §	108
	Edison International
1,210	3.75%, 09/15/2017	1,285
	Enel Finance International S.A.
200	3.88%, 10/07/2014 ■	201
	Entergy Corp.
115	3.63%, 09/15/2015	117
	Exelon Generation Co. LLC
325	4.00%, 10/01/2020	335
270	5.20%, 10/01/2019	304
125	5.35%, 01/15/2014	134
	Florida Power & Light Co.
1,300	4.13%, 02/01/2042	1,331
	Georgia Power Co.
320	4.75%, 09/01/2040	348
	Great Plains Energy, Inc.
181	4.85%, 06/01/2021	196
	Intergen N.V.
265	9.00%, 06/30/2017 ■	272
	Ipalco Enterprises, Inc.
30	7.25%, 04/01/2016 ■	33
	Kansas City Power & Light Co.
50	7.15%, 04/01/2019	63
	MidAmerican Energy Holdings Co.
285	5.00%, 02/15/2014	306
100	5.75%, 04/01/2018	118
250	5.88%, 10/01/2012	255
500	5.95%, 05/15/2037	603
	National Power Corp.
35	9.63%, 05/15/2028	49
	Nevada Power Co.
100	6.50%, 08/01/2018	124
	NiSource Finance Corp.
10	5.25%, 09/15/2017	11
140	6.40%, 03/15/2018	165
	NRG Energy, Inc.
40	7.38%, 01/15/2017	42
	Oncor Electric Delivery Co.
700	4.55%, 12/01/2041 ■	641
500	5.00%, 09/30/2017	552
615	5.25%, 09/30/2040	623
	Pacific Gas & Electric Co.
346	3.25%, 09/15/2021	359
75	3.50%, 10/01/2020	80
1,400	6.05%, 03/01/2034	1,724
	Pacific Gas & Electric Energy Recovery Funding LLC
725	8.25%, 10/15/2018	976
	Pacificorp
840	4.10%, 02/01/2042	839
1,000	5.50%, 01/15/2019	1,193
250	6.25%, 10/15/2037	329
	Peco Energy Co.
20	5.70%, 03/15/2037	24
	Pepco Holdings, Inc.
230	2.70%, 10/01/2015	235
	PPL Electric Utilities Corp.
110	5.20%, 07/15/2041	131
	Progress Energy, Inc.
345	3.15%, 04/01/2022	344
500	5.63%, 01/15/2016	574
1,650	7.05%, 03/15/2019	2,078
	PSEG Power LLC
850	2.75%, 09/15/2016	871
225	8.63%, 04/15/2031	326
	San Diego Gas & Electric Co.
285	4.50%, 08/15/2040	311
	Scana Corp.
500	4.75%, 05/15/2021	533
	Sierra Pacific Power Co.
100	6.00%, 05/15/2016	117
	Southern California Edison Co.
925	4.50%, 09/01/2040	1,000
500	6.00%, 01/15/2034	641
	Southern Co.
300	2.38%, 09/15/2015	312
	Texas Competitive Electric Co.
360	11.50%, 10/01/2020 ■	223
	Union Electric Co.
145	6.40%, 06/15/2017	175
	Virginia Electric & Power Co.
545	2.95%, 01/15/2022	557
325	3.45%, 09/01/2022	345
200	6.35%, 11/30/2037	268
	Xcel Energy, Inc.
150	4.70%, 05/15/2020	171
		37,575

The accompanying notes are an integral part of these financial statements.

57

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 42.8% - (continued)
		Water Transportation - 0.0%
		ACL I Corp.
	$411	10.63%, 02/15/2016 ■Þ	$400
		Marquette Transport Co.
	225	10.88%, 01/15/2017	239
			639
		Wholesale Trade - 0.4%
		Avnet, Inc.
	50	6.63%, 09/15/2016	57
		Everest Acquisition LLC
	55	6.88%, 05/01/2019 ■	58
	815	9.38%, 05/01/2020 ■	868
		HD Supply, Inc.
	220	8.13%, 04/15/2019 ■	236
		International Paper Co.
	250	4.75%, 02/15/2022	267
	500	7.30%, 11/15/2039	618
		Interpublic Group of Co., Inc.
	120	6.25%, 11/15/2014	131
	20	10.00%, 07/15/2017	23
		J.M. Huber Corp.
	270	9.88%, 11/01/2019 ■	286
		SABMiller Holdings, Inc.
	1,500	2.45%, 01/15/2017 ■	1,536
	1,475	3.75%, 01/15/2022 ■	1,534
			5,614
		Total corporate bonds
		(cost $550,842)	$568,491

FOREIGN GOVERNMENT OBLIGATIONS - 4.3%
		Argentina - 0.1%
		Argentina (Republic of)
EUR	235	2.26%, 12/31/2038	$89
	3,590	2.50%, 12/31/2038	1,211
EUR	79	7.82%, 12/31/2033	61
	546	8.28%, 12/31/2033	376
			$1,737
		Brazil - 0.3%
		Brazil (Republic of)
	954	5.63%, 01/07/2041	1,135
BRL	682	6.00%, 05/15/2015 ◄	381
	651	7.13%, 01/20/2037	916
	770	8.25%, 01/20/2034	1,190
	425	10.13%, 05/15/2027	717
	15	12.25%, 03/06/2030	29
			4,368
		Chile - 0.0%
		Chile (Republic of)
	370	3.25%, 09/14/2021	385

		Colombia - 0.2%
		Colombia (Republic of)
	1,305	7.38%, 01/27/2017 - 09/18/2037	1,658
COP	752,000	7.75%, 04/14/2021	524
COP	10,000	9.85%, 06/28/2027	8
	85	10.38%, 01/28/2033	146
	230	11.75%, 02/25/2020	369
COP	108,000	12.00%, 10/22/2015	77
			2,782
		Croatia - 0.1%
		Croatia (Republic of)
	460	6.25%, 04/27/2017 ■	466
	595	6.38%, 03/24/2021 §	583
			1,049
		Dominican Republic - 0.0%
		Dominican Republic
	202	9.04%, 01/23/2018 §	224

		El Salvador - 0.0%
		El Salvador (Republic of)
	10	8.25%, 04/10/2032 §	11

		Hungary - 0.1%
		Hungary (Republic of)
EUR	25	3.88%, 02/24/2020	26
EUR	505	4.38%, 07/04/2017	581
	95	6.25%, 01/29/2020	91
	40	7.63%, 03/29/2041	38
			736
		Indonesia - 0.5%
		Indonesia (Republic of)
	615	4.88%, 05/05/2021 §	661
	235	5.25%, 01/17/2042 §	241
	525	5.88%, 03/13/2020 §	599
	385	6.63%, 02/17/2037 §	464
	265	6.75%, 03/10/2014 §	284
	1,155	6.88%, 03/09/2017 - 01/17/2018 §	1,352
	290	7.25%, 04/20/2015 §	328
	1,500	7.50%, 01/15/2016 §☼	1,744
	545	7.75%, 01/17/2038 §	738
	360	10.38%, 05/04/2014 §	414
	105	11.63%, 03/04/2019 §	155
			6,980
		Ivory Coast - 0.0%
		Ivory Coast (Republic of)
	100	0.00%, 12/31/2032 ■●	68
	540	0.00%, 12/31/2032 ●§	367
			435
		Korea (Republic of) - 0.0%
		Korea (Republic of)
	110	7.13%, 04/16/2019	138

		Latvia - 0.0%
		Latvia (Republic of)
	385	5.25%, 02/22/2017 ■	396

		Lithuania - 0.0%
		Lithuania (Republic of)
	310	7.38%, 02/11/2020 §	363

		Mexico - 0.4%
		Mexican Bonos De Desarrollo
MXN	8,864	6.50%, 06/10/2021	697
MXN	3,915	8.00%, 06/11/2020	340
		Mexican Bonos Desarr
MXN	9,692	8.00%, 12/17/2015	817

The accompanying notes are an integral part of these financial statements.

58

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.3% - (continued)
		Mexico - 0.4% - (continued)
		United Mexican States
	$540	4.75%, 03/08/2044	$555
	108	5.63%, 01/15/2017	126
	946	5.75%, 10/12/2110	1,031
	616	5.88%, 01/15/2014 - 02/17/2014	666
	134	6.63%, 03/03/2015	153
	60	7.50%, 04/08/2033	86
			4,471
		Panama - 0.1%
		Panama (Republic of)
	126	6.70%, 01/26/2036	169
	433	7.25%, 03/15/2015	502
			671
		Peru - 0.2%
		Peru (Republic of)
	605	5.63%, 11/18/2050	700
PEN	75	7.84%, 08/12/2020 §	34
	535	8.38%, 05/03/2016	667
	700	8.75%, 11/21/2033	1,122
	25	9.88%, 02/06/2015	31
			2,554
		Philippines - 0.2%
		Philippines (Republic of)
	211	5.00%, 01/13/2037	222
	430	6.38%, 01/15/2032	527
	400	6.50%, 01/20/2020	488
	325	9.50%, 02/02/2030	517
	100	9.88%, 01/15/2019	141
	505	10.63%, 03/16/2025	820
			2,715
		Poland - 0.0%
		Poland (Republic of)
	235	5.00%, 03/23/2022	251

		Qatar - 0.1%
		Qatar (State of)
	160	5.25%, 01/20/2020 §	179
	875	6.40%, 01/20/2040 §	1,047
	260	6.55%, 04/09/2019 §	312
			1,538
		Russia - 0.7%
		Russian Federation
	1,100	3.63%, 04/29/2015 §	1,147
	1,700	5.00%, 04/29/2020 §	1,838
	2,371	7.50%, 03/31/2030 §	2,842
	165	12.75%, 06/24/2028 §	299
		Russian Federation Government
	1,800	3.25%, 04/04/2017 ■☼	1,825
	200	3.63%, 04/29/2015	208
	1,000	5.63%, 04/04/2042 ■	1,059
	30	11.00%, 07/24/2018 §	42
			9,260
		South Africa - 0.0%
		South Africa (Republic of)
	150	4.67%, 01/17/2024	157
	100	6.88%, 05/27/2019	123
			280
		Turkey - 0.7%
		Turkey (Republic of)
	1,285	5.13%, 03/25/2022	1,309
	335	5.63%, 03/30/2021	358
	200	6.00%, 01/14/2041	203
	1,560	6.25%, 09/26/2022	1,727
	370	6.75%, 04/03/2018	422
	594	6.88%, 03/17/2036	673
	970	7.00%, 09/26/2016	1,100
	1,390	7.25%, 03/15/2015	1,547
	1,505	7.50%, 07/14/2017	1,763
			9,102
		Ukraine - 0.1%
		Naftogaz Ukraine
	220	9.50%, 09/30/2014	215
		Ukraine (Government of)
	350	6.25%, 06/17/2016 ■	322
	200	6.25%, 06/17/2016 §	184
	105	6.88%, 09/23/2015 §	100
	200	7.75%, 09/23/2020 §	181
			1,002
		United Arab Emirates - 0.1%
		Emirate of Abu Dhabi
	200	6.75%, 04/08/2019 §	248
		MDC GMTN B.V.
	200	5.50%, 04/20/2021 §	216
			464
		Uruguay - 0.1%
		Uruguay (Republic of)
	405	7.63%, 03/21/2036	569
	245	7.88%, 01/15/2033	346
			915
		Venezuela - 0.3%
		Venezuela (Republic of)
	90	6.00%, 12/09/2020 §	69
	356	7.00%, 12/01/2018 §	306
	420	7.75%, 10/13/2019 §	362
	139	8.25%, 10/13/2024 §	114
	300	9.00%, 05/07/2023 §	260
	1,071	9.25%, 05/07/2028 §	907
	130	9.38%, 01/13/2034	111
	325	11.75%, 10/21/2026 §	322
	1,510	11.95%, 08/05/2031 §	1,506
	215	12.75%, 08/23/2022 §	232
	170	13.63%, 08/15/2018	189
			4,378
		Total foreign government obligations
		(cost $55,673)	$57,205

MUNICIPAL BONDS - 0.5%
		Airport Revenues - 0.0%
		PA New York and New Jersey,
	$15	4.93%, 10/01/2051	$17

		General Obligations - 0.4%
		California State GO,
	225	7.30%, 10/01/2039	284
	230	7.60%, 11/01/2040	304
	550	7.63%, 03/01/2040	724

The accompanying notes are an integral part of these financial statements.

59

Shares or Principal Amount ╬			Market Value ╪
MUNICIPAL BONDS - 0.5% - (continued)
	General Obligations - 0.4% - (continued)
	California State GO, Taxable,
$2,070	7.55%, 04/01/2039		$2,710
	Illinois State GO,
155	5.10%, 06/01/2033		144
585	5.67%, 03/01/2018		648
			4,814
	Miscellaneous - 0.0%
	California State Public Works Board Lease Rev,
50	8.36%, 10/01/2034		63

	Transportation - 0.1%
	New Jersey State Turnpike Auth,
250	7.10%, 01/01/2041		350
	New Jersey State Turnpike Auth, Taxable,
50	7.41%, 01/01/2040		71
	New York and New Jersey PA, Taxable,
350	5.86%, 12/01/2024		446
	North Texas Tollway Auth Rev,
455	6.72%, 01/01/2049		591
			1,458
	Total municipal bonds
	(cost $5,736)		$6,352

SENIOR FLOATING RATE INTERESTS♦ - 0.0%
	Arts, Entertainment and Recreation - 0.0%
	Kabel Deutschland Holding AG
$295	4.25%, 01/20/2019		$295

	Utilities - 0.0%
	Texas Competitive Electric Co.
599	4.74%, 10/10/2017		330

	Total senior floating rate interests
	(cost $737)		$625

U.S. GOVERNMENT SECURITIES - 1.1%
U.S. Treasury Securities - 1.1%
	U.S. Treasury Bonds - 0.3%
$3,000	4.50%, 02/15/2036 ╦‡		$3,812

	U.S. Treasury Notes - 0.8%
9,800	3.25%, 12/31/2016 ‡		10,918
370	3.50%, 05/15/2020		425
			11,343
			15,155
	Total U.S. government securities
	(cost $15,033)		$15,155

	Total long-term investments
	(cost $1,189,014)		$1,271,275

SHORT-TERM INVESTMENTS - 3.9%
Repurchase Agreements - 3.9%
Bank of America Merrill Lynch TriParty
Joint Repurchase Agreement (maturing
on 05/01/2012 in the amount of $12,726,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042,
	value of $12,981)
$12,726	0.20%, 04/30/2012		$12,726
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in
the amount of $17,048, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040,
	value of $17,389)
17,048	0.20%, 04/30/2012		17,048
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $6,733, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $6,868)
6,733	0.21%, 04/30/2012		6,733
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in
the amount of $5,576, collateralized by
FFCB 0.27% - 5.38%, 2012 - 2020,
FHLB 0.88% - 1.38%, 2013 - 2014,
FHLMC 4.00% - 6.00%, 2014 - 2041,
FNMA 4.00% - 4.50%, 2025 - 2042,
	value of $5,688)
5,576	0.19%, 04/30/2012		5,576
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $7, collateralized by U.S. Treasury Note 0.75%, 2013, value of $7)
7	0.17%, 04/30/2012		7
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $9,153, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $9,336)
9,153	0.21%, 04/30/2012		9,153
			51,243
	Total short-term investments
	(cost $51,243)		$51,243

	Total investments
	(cost $1,240,257) ▲	99.6%	$1,322,518
	Other assets and liabilities	0.4%	4,958
	Total net assets	100.0%	$1,327,476

The accompanying notes are an integral part of these financial statements.

60

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $1,241,053 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$85,208
Unrealized Depreciation	(3,743)
Net Unrealized Appreciation	$81,465

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $80 of cash as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

Þ	This security may pay interest in additional principal instead of cash.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $88,758, which represents 6.7% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $29,968, which represents 2.3% of total net assets.

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the first call date.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $8,587 at April 30, 2012.

The accompanying notes are an integral part of these financial statements.

61

Futures Contracts Outstanding at April 30, 2012

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note Future	77	Short	06/20/2012	$10,185	$9,954	$(231)
U.S. Treasury 5-Year Note Future	30	Short	06/29/2012	3,714	3,659	(55)
U.S. Treasury CME Ultra Long Term Bond Future	25	Long	06/20/2012	3,945	3,804	141
						$(145)

*	The number of contracts does not omit 000's.

Cash of $33 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2012.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
BRL	MSC	Sell	$354	$391	06/04/2012	$37
CHF	BCLY	Buy	308	308	05/03/2012	–
CHF	CBK	Buy	306	306	05/02/2012	–
CNY	JPM	Buy	262	261	09/27/2012	1
COP	BOA	Sell	144	142	06/20/2012	(2)
COP	CBK	Sell	484	482	06/20/2012	(2)
EUR	BOA	Sell	975	959	06/20/2012	(16)
EUR	JPM	Buy	41	41	06/20/2012	–
EUR	JPM	Buy	183	185	06/20/2012	(2)
MXN	DEUT	Sell	305	311	06/20/2012	6
MXN	HSBC	Sell	1,035	1,056	06/20/2012	21
MYR	JPM	Buy	277	274	06/20/2012	3
PEN	CSFB	Sell	32	32	06/20/2012	–
TRY	DEUT	Buy	5	5	06/20/2012	–
						$46

Credit Default Swap Contracts Outstanding at April 30, 2012

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Allstate Corp.	BCLY	$785	Buy	1.00% / 0.81%	06/20/17	$(11)	$(8)	$3
Allstate Corp.	GSC	180	Buy	1.00% / 0.81%	06/20/17	(3)	(2)	1
CDS.NA.HY.17	BCLY	6,790	Sell	5.00%	12/20/16	(297)	(147)	150
CDX.EM.16	BCLY	1,500	Sell	5.00%	12/20/16	128	166	38
CDX.NA.HY.17	BCLY	9,627	Sell	5.00%	12/20/16	(457)	(209)	248
Hungary (Republic of)	GSC	80	Buy	(1.00)% / 5.15%	03/20/17	15	14	(1)
						$(625)	$(186)	$439

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2012. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment performance risk.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

62

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays Capital, Inc.
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley

Currency Abbreviations:
BRL	Brazilian Real
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	EURO
MXN	Mexican New Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
TRY	Turkish New Lira

Index Abbreviations:
CDX.EM	Credit Derivatives Index Emerging Markets
CDX.NA.HY	Credit Derivatives Index North American High Yield

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

63

The Hartford Balanced Income Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$12,278	$–	$9,592	$2,686
Common Stocks ‡	609,963	556,716	53,247	–
Corporate Bonds	568,491	–	562,211	6,280
Foreign Government Obligations	57,205	697	56,508	–
Municipal Bonds	6,352	–	6,352	–
Preferred Stocks	1,206	1,206	–	–
Senior Floating Rate Interests	625	–	625	–
U.S. Government Securities	15,155	–	15,155	–
Short-Term Investments	51,243	–	51,243	–
Total	$1,322,518	$558,619	$754,933	$8,966
Credit Default Swaps *	440	–	440	–
Foreign Currency Contracts *	68	–	68	–
Futures *	141	141	–	–
Total	$649	$141	$508	$–
Liabilities:
Credit Default Swaps *	1	–	1	–
Foreign Currency Contracts *	22	–	22	–
Futures *	286	286	–	–
Total	$309	$286	$23	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$(37	)†	$27	$2,696	$—	$—	$—	$2,686
Corporate Bonds	186	—	7	‡	—	6,216	(1)	—	(128)	6,280
Total	$186	$—	$(30)		$27	$8,912	$(1)	$—	$(128)	$8,966

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(37).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $7.

The accompanying notes are an integral part of these financial statements.

64

The Hartford Balanced Income Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,240,257)	$1,322,518
Cash	132	*,†
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	68
Unrealized appreciation on swap contracts	440
Receivables:
Investment securities sold	6,369
Fund shares sold	17,660
Dividends and interest	8,662
Variation margin	4
Swap premiums paid	143
Other assets	201
Total assets	1,356,197
Liabilities:
Unrealized depreciation on foreign currency contracts	22
Unrealized depreciation on swap contracts	1
Payables:
Investment securities purchased	26,327
Fund shares redeemed	1,085
Investment management fees	133
Administrative fees	1
Distribution fees	94
Variation margin	10
Accrued expenses	98
Swap premiums received	768
Other liabilities	182
Total liabilities	28,721
Net assets	$1,327,476
Summary of Net Assets:
Capital stock and paid-in-capital	$1,236,772
Undistributed net investment income	2,786
Accumulated net realized gain	5,316
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	82,602
Net assets	$1,327,476

* Cash of $33 was pledged as initial margin deposit and collateral for open futures contracts at April 30, 2012.

† Cash of $80 was pledged as collateral for open swap contracts at April 30, 2012.

The accompanying notes are an integral part of these financial statements.

65

Shares authorized	1,050,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.75/$12.43
Shares outstanding	64,071
Net assets	$753,078
Class B: Net asset value per share	$11.70
Shares outstanding	1,166
Net assets	$13,650
Class C: Net asset value per share	$11.65
Shares outstanding	31,761
Net assets	$370,023
Class I: Net asset value per share	$11.75
Shares outstanding	14,412
Net assets	$169,365
Class R3: Net asset value per share	$11.80
Shares outstanding	1,596
Net assets	$18,825
Class R4: Net asset value per share	$11.79
Shares outstanding	154
Net assets	$1,819
Class R5: Net asset value per share	$11.79
Shares outstanding	11
Net assets	$129
Class Y: Net asset value per share	$11.82
Shares outstanding	50
Net assets	$587

The accompanying notes are an integral part of these financial statements.

66

The Hartford Balanced Income Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$7,962
Interest	10,286
Less: Foreign tax withheld	(148)
Total investment income	18,100

Expenses:
Investment management fees	3,119
Administrative services fees	10
Transfer agent fees	522
Distribution fees
Class A	697
Class B	59
Class C	1,217
Class R3	23
Class R4	1
Custodian fees	11
Accounting services fees	94
Registration and filing fees	95
Board of Directors' fees	7
Audit fees	7
Other expenses	60
Total expenses (before waivers and fees paid indirectly)	5,922
Expense waivers	(1,669)
Commission recapture	(1)
Total waivers and fees paid indirectly	(1,670)
Total expenses, net	4,252
Net Investment Income	13,848
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	7,133
Net realized gain on futures	175
Net realized loss on swap contracts	(54)
Net realized loss on foreign currency contracts	(22)
Net realized loss on other foreign currency transactions	(50)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	7,182
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	53,201
Net unrealized depreciation of futures	(274)
Net unrealized appreciation of swap contracts	567
Net unrealized appreciation of foreign currency contracts	37
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	53,534
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	60,716
Net Increase in Net Assets Resulting from Operations	$74,564

The accompanying notes are an integral part of these financial statements.

67

The Hartford Balanced Income Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2012	Year Ended
	(Unaudited)	October 31, 2011
Operations:
Net investment income	$13,848	$12,742
Net realized gain on investments, other financial instruments and foreign currency transactions	7,182	4,528
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	53,534	12,866
Net Increase In Net Assets Resulting From Operations	74,564	30,136
Distributions to Shareholders:
From net investment income
Class A	(7,781)	(8,300)
Class B	(120)	(143)
Class C	(2,773)	(2,280)
Class I	(1,775)	(1,041)
Class R3	(109)	(45)
Class R4	(11)	(10)
Class R5	(2)	(4)
Class Y	(3)	(5)
Total distributions	(12,574)	(11,828)
Capital Share Transactions:
Class A	320,831	204,729
Class B	3,542	4,020
Class C	213,947	83,513
Class I	99,577	42,804
Class R3	12,852	5,193
Class R4	1,307	334
Class R5	2	4
Class Y	436	5
Net increase from capital share transactions	652,494	340,602
Net Increase In Net Assets	714,484	358,910
Net Assets:
Beginning of period	612,992	254,082
End of period	$1,327,476	$612,992
Undistributed (distribution in excess of) net investment income (loss)	$2,786	$1,512

The accompanying notes are an integral part of these financial statements.

68

The Hartford Balanced Income Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Balanced Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

69

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair

70

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

71

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

72

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage

73

loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the  Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2012.

74

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

c)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the

75

contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2012.

d)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$68	$—	$—	$—	$—	$68
Unrealized appreciation on swap contracts	—	—	440	—	—	—	440
Variation margin receivable *	4	—	—	—	—	—	4
Total	$4	$68	$440	$—	$—	$—	$512

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$22	$—	$—	$—	$—	$22
Unrealized depreciation on swap contracts	—	—	1	—	—	—	1
Variation margin payable *	10	—	—	—	—	—	10
Total	$10	$22	$1	$—	$—	$—	$33

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(145) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$175	$—	$—	$—	$—	$—	$175
Net realized loss on swap contracts	—	—	(54)	—	—	—	(54)
Net realized loss on foreign currency contracts	—	(22)	—	—	—	—	(22)
Total	$175	$(22)	$(54)	$—	$—	$—	$99

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$(274)	$—	$—	$—	$—	$—	$(274)
Net change in unrealized appreciation of swap contracts	—	—	567	—	—	—	567
Net change in unrealized appreciation of foreign currency contracts	—	37	—	—	—	—	37
Total	$(274)	$37	$567	$—	$—	$—	$330

76

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

5. Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6. Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

77

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$11,828	$4,247

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,542
Accumulated Capital Losses *	(955)
Unrealized Appreciation †	28,127
Total Accumulated Earnings	$28,714

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(5)
Accumulated Net Realized Gain (Loss)	5

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

78

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$955
Total	$955

During the year ended October 31, 2011, the Fund utilized $4,545 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.700%
On next $250 million	0.630%
On next $500 million	0.600%
On next $1.5 billion	0.570%
On next $2.5 billion	0.550%
On next $5 billion	0.530%
Over $10 billion	0.525%

79

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7250%
On next $250 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

HIFSCO voluntarily agreed to waive management fees of 0.50% of average daily net assets until February 29, 2012.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.89%	1.64%	1.64%	0.64%	1.14%	0.84%	0.64%	0.59%

From November 1, 2011 through February 29, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.75%	1.50%	1.50%	0.50%	1.00%	0.70%	0.40%	0.35%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

80

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended
April 30, 2012
Class A	0.73%
Class B	1.53
Class C	1.48
Class I	0.49
Class R3	1.05
Class R4	0.77
Class R5	0.46
Class Y	0.41

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $9,252 and contingent deferred sales charges of $45 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $86.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect

81

to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

		Percentage
	Shares	of Class
Class R3	11	1%
Class R4	11	7
Class R5	11	100
Class Y	12	24

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$728,979
Sales Proceeds Excluding U.S. Government Obligations	115,685
Cost of Purchases for U.S. Government Obligations	14,818
Sales Proceeds for U.S. Government Obligations	3,475

82

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	31,244	648	(3,691)	—	28,201	23,720	734	(5,482)	—	18,972
Amount	$355,378	$7,395	$(41,942)	$—	$320,831	$256,063	$7,863	$(59,197)	$—	$204,729
Class B
Shares	439	9	(132)	—	316	509	13	(149)	—	373
Amount	$4,942	$99	$(1,499)	$—	$3,542	$5,481	$140	$(1,601)	$—	$4,020
Class C
Shares	20,145	207	(1,404)	—	18,948	8,989	183	(1,393)	—	7,779
Amount	$227,456	$2,341	$(15,850)	$—	$213,947	$96,508	$1,951	$(14,946)	$—	$83,513
Class I
Shares	9,804	116	(1,148)	—	8,772	5,520	86	(1,635)	—	3,971
Amount	$111,433	$1,327	$(13,183)	$—	$99,577	$59,430	$926	$(17,552)	$—	$42,804
Class R3
Shares	1,319	10	(215)	—	1,114	1,041	4	(579)	—	466
Amount	$15,203	$109	$(2,460)	$—	$12,852	$11,415	$45	$(6,267)	$—	$5,193
Class R4
Shares	112	1	(1)	—	112	41	1	(11)	—	31
Amount	$1,309	$10	$(12)	$—	$1,307	$442	$10	$(118)	$—	$334
Class R5
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$2	$—	$—	$2	$—	$4	$—	$—	$4
Class Y
Shares	38	—	—	—	38	—	—	—	—	—
Amount	$438	$3	$(5)	$—	$436	$—	$5	$—	$—	$5
Total
Shares	63,101	991	(6,591)	—	57,501	39,820	1,022	(9,249)	—	31,593
Amount	$716,159	$11,286	$(74,951)	$—	$652,494	$429,339	$10,944	$(99,681)	$—	$340,602

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	20	$230
For the Year Ended October 31, 2011	16	$173

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

83

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

84

The Hartford Balanced Income Fund

Financial Highlights

- Selected Per-Share Date (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$11.02	$0.18	$–	$0.71	$0.89	$(0.16)	$–	$–	$(0.16)	$0.73	$11.75
B	10.98	0.13	–	0.70	0.83	(0.11)	–	–	(0.11)	0.72	11.70
C	10.94	0.13	–	0.71	0.84	(0.13)	–	–	(0.13)	0.71	11.65
I	11.02	0.19	–	0.71	0.90	(0.17)	–	–	(0.17)	0.73	11.75
R3	11.06	0.15	–	0.73	0.88	(0.14)	–	–	(0.14)	0.74	11.80
R4	11.06	0.17	–	0.72	0.89	(0.16)	–	–	(0.16)	0.73	11.79
R5	11.06	0.20	–	0.70	0.90	(0.17)	–	–	(0.17)	0.73	11.79
Y	11.05	0.19	–	0.75	0.94	(0.17)	–	–	(0.17)	0.77	11.82

For the Year Ended October 31, 2011 (E)
A	10.55	0.37	–	0.44	0.81	(0.34)	–	–	(0.34)	0.47	11.02
B	10.51	0.28	–	0.44	0.72	(0.25)	–	–	(0.25)	0.47	10.98
C	10.48	0.29	–	0.44	0.73	(0.27)	–	–	(0.27)	0.46	10.94
I	10.54	0.39	–	0.45	0.84	(0.36)	–	–	(0.36)	0.48	11.02
R3	10.58	0.32	–	0.46	0.78	(0.30)	–	–	(0.30)	0.48	11.06
R4	10.58	0.37	–	0.44	0.81	(0.33)	–	–	(0.33)	0.48	11.06
R5	10.58	0.41	–	0.44	0.85	(0.37)	–	–	(0.37)	0.48	11.06
Y	10.57	0.42	–	0.43	0.85	(0.37)	–	–	(0.37)	0.48	11.05

For the Year Ended October 31, 2010
A	9.44	0.33	–	1.11	1.44	(0.33)	–	–	(0.33)	1.11	10.55
B	9.40	0.29	–	1.07	1.36	(0.25)	–	–	(0.25)	1.11	10.51
C	9.40	0.26	–	1.10	1.36	(0.28)	–	–	(0.28)	1.08	10.48
I(H)	9.81	0.25	–	0.74	0.99	(0.26)	–	–	(0.26)	0.73	10.54
R3(I)	9.75	0.13	–	0.84	0.97	(0.14)	–	–	(0.14)	0.83	10.58
R4(I)	9.75	0.14	–	0.84	0.98	(0.15)	–	–	(0.15)	0.83	10.58
R5(I)	9.75	0.16	–	0.84	1.00	(0.17)	–	–	(0.17)	0.83	10.58
Y	9.46	0.42	–	1.05	1.47	(0.36)	–	–	(0.36)	1.11	10.57

For the Year Ended October 31, 2009 (E)
A	8.22	0.38	–	1.23	1.61	(0.39)	–	–	(0.39)	1.22	9.44
B	8.20	0.31	–	1.23	1.54	(0.34)	–	–	(0.34)	1.20	9.40
C	8.19	0.31	–	1.23	1.54	(0.33)	–	–	(0.33)	1.21	9.40
Y	8.24	0.42	–	1.22	1.64	(0.42)	–	–	(0.42)	1.22	9.46

For the Year Ended October 31, 2008
A	11.02	0.40	–	(2.75)	(2.35)	(0.41)	(0.04)	–	(0.45)	(2.80)	8.22
B	10.98	0.33	–	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	(2.78)	8.20
C	10.97	0.33	–	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	(2.78)	8.19
Y	11.03	0.44	–	(2.75)	(2.31)	(0.44)	(0.04)	–	(0.48)	(2.79)	8.24

For the Year Ended October 31, 2007
A	10.42	0.34	–	0.59	0.93	(0.33)	–	–	(0.33)	0.60	11.02
B	10.41	0.26	–	0.59	0.85	(0.28)	–	–	(0.28)	0.57	10.98
C	10.41	0.26	–	0.58	0.84	(0.28)	–	–	(0.28)	0.56	10.97
Y	10.42	0.41	–	0.56	0.97	(0.36)	–	–	(0.36)	0.61	11.03

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 26, 2010.
(I)	Commenced operations on May 28, 2010.

85

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

8.09	%(F)	$753,078	1.09	%(G)	0.73	%(G)	0.73	%(G)	3.15	%(G)	13%
7.63	(F)	13,650	1.92	(G)	1.53	(G)	1.53	(G)	2.37	(G)	–
7.68	(F)	370,023	1.83	(G)	1.48	(G)	1.48	(G)	2.37	(G)	–
8.21	(F)	169,365	0.85	(G)	0.49	(G)	0.49	(G)	3.36	(G)	–
8.01	(F)	18,825	1.45	(G)	1.05	(G)	1.05	(G)	2.73	(G)	–
8.06	(F)	1,819	1.20	(G)	0.77	(G)	0.77	(G)	2.97	(G)	–
8.17	(F)	129	0.80	(G)	0.46	(G)	0.46	(G)	3.46	(G)	–
8.60	(F)	587	0.74	(G)	0.41	(G)	0.41	(G)	3.44	(G)	–

7.78		395,347	1.17		0.67		0.67		3.44		29
6.96		9,328	2.05		1.50		1.50		2.61		–
7.05		140,127	1.90		1.40		1.40		2.70		–
8.11		62,139	0.94		0.44		0.44		3.62		–
7.45		5,333	1.50		1.00		1.00		2.96		–
7.82		463	1.22		0.70		0.70		3.37		–
8.13		119	0.91		0.40		0.40		3.75		–
8.23		136	0.81		0.31		0.31		3.84		–

15.55		178,227	1.24		0.74		0.74		3.73		34
14.69		5,008	2.13		1.50		1.50		3.07		–
14.66		52,740	1.98		1.48		1.48		2.82		–
10.23	(F)	17,593	0.99	(G)	0.49	(G)	0.49	(G)	3.52	(G)	–
10.03	(F)	166	1.58	(G)	1.01	(G)	1.01	(G)	3.03	(G)	–
10.17	(F)	112	1.28	(G)	0.71	(G)	0.71	(G)	3.40	(G)	–
10.33	(F)	110	0.96	(G)	0.41	(G)	0.41	(G)	3.70	(G)	–
15.87		126	0.86		0.35		0.35		4.24		–

20.29		59,923	1.32		1.19		1.19		4.56		63
19.37		3,681	2.26		1.90		1.90		3.80		–
19.44		6,409	2.10		1.94		1.94		3.81		–
20.67		108	0.94		0.85		0.85		4.96		–

(22.01)		36,544	1.25		1.25		1.25		4.10		44
(22.53)		1,945	2.14		2.00		2.00		3.35		–
(22.55)		4,007	2.04		2.00		2.00		3.34		–
(21.67)		90	0.91		0.90		0.90		4.43		–

9.07		40,501	1.33		1.19		1.19		3.57		27
8.22		2,280	2.21		2.00		2.00		2.76		–
8.17		4,256	2.14		2.00		2.00		2.76		–
9.43		115	1.04		0.90		0.90		3.86		–

86

The Hartford Balanced Income Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

87

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

88

The Hartford Balanced Income Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

89

The Hartford Balanced Income Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,080.90	$3.78	$1,000.00	$1,021.23	$3.67	0.73%	182	366
Class B	$1,000.00	$1,076.30	$7.90	$1,000.00	$1,017.26	$7.67	1.53	182	366
Class C	$1,000.00	$1,076.80	$7.63	$1,000.00	$1,017.52	$7.41	1.48	182	366
Class I	$1,000.00	$1,082.10	$2.52	$1,000.00	$1,022.44	$2.45	0.49	182	366
Class R3	$1,000.00	$1,080.10	$5.43	$1,000.00	$1,019.64	$5.28	1.05	182	366
Class R4	$1,000.00	$1,080.60	$3.98	$1,000.00	$1,021.03	$3.87	0.77	182	366
Class R5	$1,000.00	$1,081.70	$2.40	$1,000.00	$1,022.56	$2.33	0.46	182	366
Class Y	$1,000.00	$1,086.00	$2.11	$1,000.00	$1,022.84	$2.05	0.41	182	366

90

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-BI12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Capital Appreciation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Capital Appreciation Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Capital Appreciation A#	9.61%	-8.18%	-1.14%	6.13%
Capital Appreciation A##		-13.23%	-2.25%	5.53%
Capital Appreciation B#	9.18%	-8.93%	-1.93%	NA *
Capital Appreciation B##		-13.44%	-2.29%	NA *
Capital Appreciation C#	9.27%	-8.83%	-1.84%	5.40%
Capital Appreciation C##		-9.74%	-1.84%	5.40%
Capital Appreciation I#	9.83%	-7.92%	-0.84%	6.31%
Capital Appreciation R3#	9.51%	-8.42%	-1.42%	6.22%
Capital Appreciation R4#	9.67%	-8.15%	-1.09%	6.40%
Capital Appreciation R5#	9.84%	-7.84%	-0.81%	6.57%
Capital Appreciation Y#	9.88%	-7.76%	-0.70%	6.64%
Russell 3000 Index	12.74%	3.40%	1.25%	5.17%
S&P 500 Index	12.76%	4.73%	1.00%	4.70%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 9.61%, before sales charge, for the six-month period ended April 30, 2012, underperforming its benchmark, the Russell 3000 Index, which returned 12.74% for the same period. The Fund also underperformed the 11.64% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP (gross domestic product) data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors. All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+17%), Financials (+15%), and Information Technology (+15%) sectors, while the Energy (+4%), and Utilities (+5%) sectors lagged on a relative basis.

The Fund underperformed its benchmark primarily due to security selection. Positive stock selection within the Industrials sector was not enough to offset weak stock selection within the Consumer Discretionary, Telecommunication Services, and Information Technology sectors. Sector allocation, a result of bottom-up stock selection (i.e. stock by stock fundamental research), contributed modestly to benchmark-relative returns due to an overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in the strong-performing Consumer Discretionary sector and an underweight to the weaker performing Utilities sector.

Chesapeake Energy (Energy), Ford Motor Company (Consumer Discretionary), and Goodyear Tire & Rubber (Consumer Discretionary) detracted most from relative returns (i.e. performance of the Fund as measured against the benchmark) during the period. Chesapeake Energy, a U.S.-based producer of natural gas, oil, and natural gas liquids, underperformed due to concerns that increased spending on leaseholds and capital expenditure would not result in higher production as well as concerns regarding the company’s corporate governance. Ford Motor Company designs, manufactures, and services cars and trucks. The company only modestly declined during the period, but our large overweight in a rising market weighed on returns. Goodyear Tire & Rubber, a U.S.-based tire maker with a global distribution network, experienced a slowdown in demand during the fourth quarter due to declining replacement volumes in mature markets and ongoing import challenges in Latin America. Top detractors from absolute performance returns (i.e. total return) also included NII Holdings.

The top contributors to relative performance were JPMorgan Chase (Financials), Dow Chemical (Materials), and American International Group (Financials). JPMorgan, a leading global financial services firm, moved higher along with the broader Financials sector as fears surrounding the European debt crisis and contagion from European banks subsided. Dow Chemical is a diversified manufacturer and supplier of products used primarily as raw materials in the manufacture of customer products and services worldwide. The company reported earnings slightly above consensus estimates and boosted its dividend during the period. American International Group provides insurance products and services for commercial, institutional and individual customers globally. The stock reacted favorably to the company’s progress in implementing its recapitalization plan. Apple (Consumer Discretionary) was among the top contributors to absolute performance (i.e. total return) during the period.

What is the outlook?

While recent monetary policy has been accommodative globally, we believe the European sovereign debt crisis and concerns regarding a slowdown in China continue to influence the investment backdrop.

In this environment we continue to focus our efforts on stock-by-stock fundamental research consistent with the Fund’s opportunistic investment strategy. We continue to seek out

3

The Hartford Capital Appreciation Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

and identify companies that we believe hold the potential for capital appreciation in a moderate growth environment. At the end of the period our bottom-up decisions resulted in overweights in the Industrials, Consumer Discretionary, and Materials sectors and underweights in Consumer Staples, Information Technology, and Utilities sectors relative to the Russell 3000 Index.

Diversification by Industry

as of April 30, 2012

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	7.3%
Banks (Financials)	3.2
Capital Goods (Industrials)	9.0
Consumer Durables & Apparel (Consumer Discretionary)	0.6
Consumer Services (Consumer Discretionary)	2.0
Diversified Financials (Financials)	9.6
Energy (Energy)	8.8
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	3.5
Insurance (Financials)	3.3
Materials (Materials)	5.5
Media (Consumer Discretionary)	3.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.7
Real Estate (Financials)	0.1
Retailing (Consumer Discretionary)	6.3
Semiconductors & Semiconductor Equipment (Information Technology)	1.1
Software & Services (Information Technology)	9.4
Technology Hardware & Equipment (Information Technology)	4.2
Telecommunication Services (Services)	1.1
Transportation (Industrials)	10.9
Utilities (Utilities)	0.4
Total	98.5%
Fixed Income Securities
Finance and Insurance (Finance)	0.4%
Total	0.4%
Short-Term Investments	0.2
Other Assets and Liabilities	0.9
Total	100.0%

Diversification by Country

as of April 30, 2012

Percentage of
Country	Net Assets
Brazil	1.9%
Canada	2.1
China	0.2
France	2.1
Hong Kong	0.4
Israel	3.9
Japan	6.4
Jersey	0.7
Malaysia	1.0
Netherlands	1.3
Norway	0.5
South Africa	0.4
South Korea	1.1
Switzerland	0.7
Taiwan	0.9
Thailand	0.3
United Kingdom	3.3
United States	71.7
Short-Term Investments	0.2
Other Assets and Liabilities	0.9
Total	100.0%

4

The Hartford Capital Appreciation Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.5%
	Automobiles & Components - 7.3%
50,732	Ford Motor Co. w/ Rights	$572,251
13,513	Goodyear Tire & Rubber Co. ●	148,371
4,883	TRW Automotive Holdings Corp. ●	223,216
		943,838
	Banks - 3.2%
2,384	Banco Santander Brasil S.A.	19,240
100	Credicorp Ltd.	13,091
66,199	Mitsubishi UFJ Financial Group, Inc.	317,856
2,869	Standard Chartered plc	70,144
		420,331
	Capital Goods - 9.0%
2,390	Embraer S.A. ADR	82,776
12,016	General Electric Co.	235,269
2,464	Honeywell International, Inc.	149,447
31,122	Itochu Corp.	352,126
1,931	Pentair, Inc.	83,707
6,208	Safran S.A.	230,115
637	Vallourec	38,368
		1,171,808
	Consumer Durables & Apparel - 0.6%
3,722	Pulte Group, Inc. ●	36,619
1,851	Sega Sammy Holdings, Inc.	38,845
		75,464
	Consumer Services - 2.0%
1,255	Ctrip.com International Ltd. ADR ●	27,194
—	Diamond Resorts LLC ⌂†	100,679
2,220	Dunkin' Brands Group, Inc.	71,856
18,989	Genting Berhad	64,725
		264,454
	Diversified Financials - 9.6%
10,320	Citigroup, Inc.	340,957
6,738	GAM Holding Ltd.	86,619
600	Goldman Sachs Group, Inc.	69,090
19,171	ING Groep N.V. ●	135,249
14,214	JP Morgan Chase & Co.	610,901
		1,242,816
	Energy - 8.8%
3,524	Cheniere Energy, Inc. ●	64,517
13,633	Chesapeake Energy Corp.	251,389
2,158	Cobalt International Energy ●	57,745
5,075	ENSCO International plc	277,340
769	Halliburton Co.	26,312
3,606	Imperial Oil Ltd.	167,980
16,391	JX Holdings, Inc.	92,460
6,124	Petroleo Brasileiro S.A. ADR	144,164
4,272	Petroleum Geo-Services ●	64,623
		1,146,530
	Food, Beverage & Tobacco - 1.9%
3,754	Kraft Foods, Inc.	149,660
4,426	Smithfield Foods, Inc. ●	92,763
		242,423
	Health Care Equipment & Services - 3.5%
3,590	CIGNA Corp.	165,956
2,854	Covidien plc	157,610
1,169	HCA Holdings, Inc.	31,469
1,732	UnitedHealth Group, Inc.	97,262
		452,297
	Insurance - 3.3%
3,799	Aflac, Inc.	171,106
4,959	American International Group, Inc. ●	168,741
1,621	Aon plc	83,988
		423,835
	Materials - 5.5%
1,689	AngloGold Ltd. ADR	58,051
1,115	Cabot Corp.	48,101
14,074	Dow Chemical Co.	476,840
12,603	Glencore International plc	87,339
20,000	PTT Chemical Public Co., Ltd. ●	44,716
6,530	Sino Forest Corp. Class A ⌂●†	—
		715,047
	Media - 3.6%
2,335	DirecTV Class A ●	115,064
25	Harvey Weinstein Co. Holdings Class A-1 ⌂●†∞	—
4,383	Viacom, Inc. Class B	203,334
3,630	Walt Disney Co.	156,494
		474,892
	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
1,509	Agilent Technologies, Inc.	63,633
10,353	Excel Medical Fund L.P. ⌂●†Ђ	6,632
4,156	Gilead Sciences, Inc. ●	216,127
845	Life Technologies Corp. ●	39,188
2,478	Shionogi & Co., Ltd.	32,318
11,153	Teva Pharmaceutical Industries Ltd. ADR	510,134
		868,032
	Real Estate - 0.1%
1,182	Host Hotels & Resorts, Inc.	19,660

	Retailing - 6.3%
1,085	Abercrombie & Fitch Co. Class A	54,413
384	AutoZone, Inc. ●	152,284
36,752	Buck Holdings L.P. ⌂●†	76,334
1,427	Family Dollar Stores, Inc.	96,400
1,954	GameStop Corp. Class A	44,468
4,322	Liberty Media - Interactive A ●	81,425
5,259	Lowe's Co., Inc.	165,499
3,595	TJX Cos., Inc.	149,927
		820,750
	Semiconductors & Semiconductor Equipment - 1.1%
119	Samsung Electronics Co., Ltd.	145,740

	Software & Services - 9.4%
8,304	Activision Blizzard, Inc.	106,870
4,383	eBay, Inc. ●	179,939
518	Equinix, Inc. ●	85,090
2,973	Genpact Ltd. ●	49,588
104	Google, Inc. ●	63,065
13,283	Microsoft Corp.	425,331
9,494	Oracle Corp.	279,017
1,407	Yandex N.V. ●	33,372
		1,222,272
	Technology Hardware & Equipment - 4.2%
504	Apple, Inc. ●	294,281
1,878	Cisco Systems, Inc.	37,842
3,443	EMC Corp. ●	97,134
35,420	Hon Hai Precision Industry Co., Ltd.	111,367
		540,624

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.5% - (continued)
	Telecommunication Services - 1.1%
8,495	MetroPCS Communications, Inc. ●		$62,014
6,065	NII Holdings, Inc. Class B ●		84,881
			146,895
	Transportation - 10.9%
64,144	AirAsia Berhad		70,375
1,341	Canadian Pacific Railway Ltd. ADR		103,930
3,040	CSX Corp.		67,827
23,534	Delta Air Lines, Inc. ●		257,930
3,203	FedEx Corp.		282,659
10,612	Hertz Global Holdings, Inc. ●		163,536
16,540	JetBlue Airways Corp. ●		78,563
495	Norfolk Southern Corp.		36,079
16,092	United Continental Holdings, Inc. ●		352,732
			1,413,631
	Utilities - 0.4%
15,449	ENN Energy Holdings Ltd.		53,977

	Total common stocks
	(cost $12,139,837)		$12,805,316

CORPORATE BONDS - 0.4%
	Finance and Insurance - 0.4%
	MBIA Insurance Co.
$95,840	14.00%, 01/15/2033 ■Δ		$57,025

	Total corporate bonds
	(cost $95,222)		$57,025

	Total long-term investments
	(cost $12,235,059)		$12,862,341

SHORT-TERM INVESTMENTS - 0.2%
Repurchase Agreements - 0.2%
Bank of America Merrill Lynch TriParty
Joint Repurchase Agreement (maturing on
05/01/2012 in the amount of $5,354,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042,
	value of $5,461)
$5,354	0.20%, 04/30/2012		$5,354
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in
the amount of $7,173, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040,
	value of $7,316)
7,173	0.20%, 04/30/2012		7,173
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,833, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $2,890)
2,833	0.21%, 04/30/2012		2,833
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in
the amount of $2,346, collateralized by
FFCB 0.27% - 5.38%, 2012 - 2020,
FHLB 0.88% - 1.38%, 2013 - 2014,
FHLMC 4.00% - 6.00%, 2014 - 2041,
FNMA 4.00% - 4.50%, 2025 - 2042,
	value of $2,393)
2,346	0.19%, 04/30/2012		2,346
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $3, collateralized by U.S. Treasury Note 0.75%, 2013, value of $3)
3	0.17%, 04/30/2012		3
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $3,851, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $3,928)
3,851	0.21%, 04/30/2012		3,851
			21,560
	Total short-term investments
	(cost $21,560)		$21,560

	Total investments
	(cost $12,256,619) ▲	99.1%	$12,883,901
	Other assets and liabilities	0.9%	114,957
	Total net assets	100.0%	$12,998,858

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $12,365,020 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,541,453
Unrealized Depreciation	(1,022,572)
Net Unrealized Appreciation	$518,881

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $183,645, which represents 1.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $57,025, which represents 0.4% of total net assets.

∞	Securities exempt from registration under Regulation D of the Securities Act of 1933. The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value and percentage of net assets of these securities rounds to zero.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	36,752	Buck Holdings L.P.	17,498
07/2011	–	Diamond Resorts LLC	89,870
07/2010 - 03/2012	10,353	Excel Medical Fund L.P.	10,235
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 - Reg D	23,636
01/2010 - 06/2011	6,530	Sino Forest Corp. Class A	111,488

 At April 30, 2012, the aggregate value of these securities was $183,645, which represents 1.4% of total net assets.

Ђ	As of April 30, 2012, the Fund has future commitments to purchase an additional $20,980.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
EUR	BCLY	Sell	$119,212	$116,216	12/14/2012	$(2,996)
EUR	CBK	Sell	150,412	146,822	12/14/2012	(3,590)
EUR	DEUT	Sell	150,131	154,068	12/14/2012	(3,937)
EUR	MSC	Sell	35,030	35,943	12/14/2012	(913)
EUR	UBS	Sell	46,420	45,209	12/14/2012	(1,211)
JPY	BCLY	Buy	91,740	87,866	12/14/2012	3,874
JPY	CBK	Buy	91,740	87,884	12/14/2012	3,856
JPY	CSFB	Buy	91,736	87,707	12/14/2012	4,029
JPY	DEUT	Buy	80,943	77,234	12/14/2012	3,709
JPY	DEUT	Sell	270,511	267,739	12/14/2012	(2,772)
JPY	MSC	Buy	91,736	87,614	12/14/2012	4,122

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2012 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
JPY	MSC	Sell	$270,511	$268,413	12/14/2012	$(2,098)
JPY	UBS	Buy	91,727	87,804	12/14/2012	3,923
JPY	UBS	Sell	270,106	268,018	12/14/2012	(2,088)
						$3,908

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays Capital, Inc.
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
EUR	EURO
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$943,838	$943,838	$–	$–
Banks	420,331	32,331	388,000	–
Capital Goods	1,171,808	551,199	620,609	–
Consumer Durables & Apparel	75,464	36,619	38,845	–
Consumer Services	264,454	99,050	64,725	100,679
Diversified Financials	1,242,816	1,020,948	221,868	–
Energy	1,146,530	989,447	157,083	–
Food, Beverage & Tobacco	242,423	242,423	–	–
Health Care Equipment & Services	452,297	452,297	–	–
Insurance	423,835	423,835	–	–
Materials	715,047	627,708	87,339	–
Media	474,892	474,892	–	–
Pharmaceuticals, Biotechnology & Life Sciences	868,032	829,082	32,318	6,632
Real Estate	19,660	19,660	–	–
Retailing	820,750	744,416	–	76,334
Semiconductors & Semiconductor Equipment	145,740	–	145,740	–
Software & Services	1,222,272	1,222,272	–	–
Technology Hardware & Equipment	540,624	429,257	111,367	–
Telecommunication Services	146,895	146,895	–	–
Transportation	1,413,631	1,343,256	70,375	–
Utilities	53,977	–	53,977	–
Total	12,805,316	10,629,425	1,992,246	183,645
Corporate Bonds	57,025	–	57,025	–
Short-Term Investments	21,560	–	21,560	–
Total	$12,883,901	$10,629,425	$2,070,831	$183,645
Foreign Currency Contracts*	23,513	–	23,513	–
Total	$23,513	$–	$23,513	$–
Liabilities:
Foreign Currency Contracts*	19,605	–	19,605	–
Total	$19,605	$–	$19,605	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2012
Assets:
Common Stocks	$197,135	$23,999	$2,693	*	$—	$1,281	$(41,463)	$—	$—	$183,645
Total	$197,135	$23,999	$2,693		$—	$1,281	$(41,463)	$—	$—	$183,645

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $2,693.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund

Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $12,256,619)	$12,883,901
Cash	426
Foreign currency on deposit with custodian (cost $479)	483
Unrealized appreciation on foreign currency contracts	23,513
Receivables:
Investment securities sold	157,805
Fund shares sold	16,354
Dividends and interest	33,247
Other assets	275
Total assets	13,116,004
Liabilities:
Unrealized depreciation on foreign currency contracts	19,605
Payables:
Investment securities purchased	69,349
Fund shares redeemed	23,507
Investment management fees	1,405
Administrative fees	12
Distribution fees	642
Accrued expenses	2,626
Total liabilities	117,146
Net assets	$12,998,858
Summary of Net Assets:
Capital stock and paid-in-capital	$13,892,727
Undistributed net investment income	34,332
Accumulated net realized loss	(1,560,095)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	631,894
Net assets	$12,998,858

Shares authorized	1,615,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$32.88/$34.79
Shares outstanding	167,274
Net assets	$5,500,210
Class B: Net asset value per share	$28.93
Shares outstanding	16,747
Net assets	$484,412
Class C: Net asset value per share	$29.11
Shares outstanding	65,800
Net assets	$1,915,341
Class I: Net asset value per share	$32.91
Shares outstanding	99,603
Net assets	$3,277,460
Class R3: Net asset value per share	$34.70
Shares outstanding	3,857
Net assets	$133,842
Class R4: Net asset value per share	$35.22
Shares outstanding	5,512
Net assets	$194,152
Class R5: Net asset value per share	$35.59
Shares outstanding	5,803
Net assets	$206,506
Class Y: Net asset value per share	$35.75
Shares outstanding	36,001
Net assets	$1,286,935

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation Fund

Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$107,991
Interest	6,810
Less: Foreign tax withheld	(4,025)
Total investment income	110,776

Expenses:
Investment management fees	42,690
Administrative services fees	395
Transfer agent fees	10,607
Distribution fees
Class A	6,890
Class B	2,587
Class C	9,774
Class R3	343
Class R4	261
Custodian fees	133
Accounting services fees	1,061
Registration and filing fees	329
Board of Directors' fees	169
Audit fees	60
Other expenses	1,323
Total expenses (before waivers and fees paid indirectly)	76,622
Expense waivers	(20)
Transfer agent fee waivers	—
Commission recapture	(157)
Custodian fee offset	—
Total waivers and fees paid indirectly	(177)
Total expenses, net	76,445
Net Investment Income	34,331
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	47,344
Net realized loss on foreign currency contracts	(12,979)
Net realized loss on other foreign currency transactions	(1,803)
Net Realized Gain on Investments and Foreign Currency Transactions	32,562
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,058,494
Net unrealized appreciation of foreign currency contracts	44,345
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	929
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	1,103,768
Net Gain on Investments and Foreign Currency Transactions	1,136,330
Net Increase in Net Assets Resulting from Operations	$1,170,661

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$34,331	$98,963
Net realized gain on investments and foreign currency transactions	32,562	1,498,121
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	1,103,768	(2,497,872)
Net Increase (Decrease) In Net Assets Resulting From Operations	1,170,661	(900,788)
Distributions to Shareholders:
From net investment income
Class A	(96,230)	—
Class B	(4,952)	—
Class C	(21,104)	—
Class I	(64,375)	—
Class R3	(1,994)	—
Class R4	(3,660)	—
Class R5	(4,025)	—
Class Y	(27,689)	—
Total distributions	(224,029)	—
Capital Share Transactions:
Class A	(759,736)	(2,382,527)
Class B	(115,232)	(234,200)
Class C	(328,975)	(767,045)
Class I	(205,360)	(1,242,070)
Class R3	(15,123)	20,562
Class R4	(46,522)	(33,140)
Class R5	(12,964)	(1,199)
Class Y	(261,015)	(619,114)
Net decrease from capital share transactions	(1,744,927)	(5,258,733)
Net Decrease In Net Assets	(798,295)	(6,159,521)
Net Assets:
Beginning of period	13,797,153	19,956,674
End of period	$12,998,858	$13,797,153
Undistributed (distribution in excess of) net investment income (loss)	$34,332	$224,030

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation Fund

Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Capital Appreciation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur
13

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally

14

traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

15

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its

16

records with a value at least equal to the amount of the commitment. As of April 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$23,513	$—	$—	$—	$—	$23,513
Total	$—	$23,513	$—	$—	$—	$—	$23,513

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$19,605	$—	$—	$—	$—	$19,605
Total	$—	$19,605	$—	$—	$—	$—	$19,605

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

17

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(12,979)	$—	$—	$—	$—	$(12,979)
Total	$—	$(12,979)	$—	$—	$—	$—	$(12,979)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$44,345	$—	$—	$—	$—	$44,345
Total	$—	$44,345	$—	$—	$—	$—	$44,345

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

18

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Undistributed Ordinary Income	$224,030
Accumulated Capital Losses *	(1,524,693)
Unrealized Depreciation †	(539,838)
Total Accumulated Deficit	$(1,840,501)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(62,388)
Accumulated Net Realized Gain (Loss)	62,704
Capital Stock and Paid-in-Capital	(316)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment
19

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$1,524,693
Total	$1,524,693

During the year ended October 31, 2011, the Fund utilized $1,509,365 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

20

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.16%
Class B	2.01
Class C	1.87
Class I	0.86
Class R3	1.40
Class R4	1.10
Class R5	0.80
Class Y	0.70

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $3,693 and contingent deferred sales charges of $501 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net

21

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $104.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $8. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.03%	26.11%
Class B	0.04	25.10
Class C	0.04	25.23
Class I	0.03	26.45
Class Y	0.03	26.62

8.	Affiliate Holdings:

As of October 31, 2011, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 16,865 Class Y shares of the Fund.

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$4,376,933
Sales Proceeds Excluding U.S. Government Obligations	6,141,889

22

10. Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	7,103	3,110	(34,768)	—	(24,555)	24,455	—	(96,070)	—	(71,615)
Amount	$222,692	$90,076	$(1,072,504)	$—	$(759,736)	$817,803	$—	$(3,200,330)	$—	$(2,382,527)
Class B
Shares	81	176	(4,434)	—	(4,177)	311	—	(8,346)	—	(8,035)
Amount	$2,229	$4,506	$(121,967)	$—	$(115,232)	$9,069	$—	$(243,269)	$—	$(234,200)
Class C
Shares	1,672	686	(14,363)	—	(12,005)	6,268	—	(32,717)	—	(26,449)
Amount	$46,347	$17,632	$(392,954)	$—	$(328,975)	$189,270	$—	$(956,315)	$—	$(767,045)
Class I
Shares	12,888	1,525	(21,108)	—	(6,695)	59,038	—	(100,354)	—	(41,316)
Amount	$401,679	$44,145	$(651,184)	$—	$(205,360)	$2,008,451	$—	$(3,250,521)	$—	$(1,242,070)
Class R3
Shares	398	63	(886)	—	(425)	1,414	—	(843)	—	571
Amount	$12,990	$1,945	$(30,058)	$—	$(15,123)	$50,348	$—	$(29,786)	$—	$20,562
Class R4
Shares	567	110	(2,039)	—	(1,362)	1,617	—	(2,557)	—	(940)
Amount	$18,928	$3,411	$(68,861)	$—	$(46,522)	$58,014	$—	$(91,154)	$—	$(33,140)
Class R5
Shares	528	127	(1,029)	—	(374)	2,932	—	(2,929)	—	3
Amount	$17,942	$3,984	$(34,890)	$—	$(12,964)	$98,009	$—	$(99,208)	$—	$(1,199)
Class Y
Shares	2,078	856	(10,843)	—	(7,909)	10,324	—	(28,944)	—	(18,620)
Amount	$69,814	$26,919	$(357,748)	$—	$(261,015)	$368,490	$—	$(987,604)	$—	$(619,114)
Total
Shares	25,315	6,653	(89,470)	—	(57,502)	106,359	—	(272,760)	—	(166,401)
Amount	$792,621	$192,618	$(2,730,166)	$—	$(1,744,927)	$3,599,454	$—	$(8,858,187)	$—	$(5,258,733)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	847	$26,638
For the Year Ended October 31, 2011	1,082	$36,097

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

23

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

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25

The Hartford Capital Appreciation Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$30.55	$0.12	$—	$2.74	$2.86	$(0.53)	$—	$—	$(0.53)	$2.33	$32.88
B	26.76	(0.15)	—	2.57	2.42	(0.25)	—	—	(0.25)	2.17	28.93
C	26.94	(0.08)	—	2.54	2.46	(0.29)	—	—	(0.29)	2.17	29.11
I	30.61	0.17	—	2.75	2.92	(0.62)	—	—	(0.62)	2.30	32.91
R3	32.17	0.03	—	2.97	3.00	(0.47)	—	—	(0.47)	2.53	34.70
R4	32.68	0.12	—	2.97	3.09	(0.55)	—	—	(0.55)	2.54	35.22
R5	33.09	0.18	—	2.99	3.17	(0.67)	—	—	(0.67)	2.50	35.59
Y	33.26	0.35	—	2.84	3.19	(0.70)	—	—	(0.70)	2.49	35.75

For the Year Ended October 31, 2011 (G)
A	32.40	0.19	—	(2.04)	(1.85)	—	—	—	—	(1.85)	30.55
B	28.62	(0.08)	—	(1.78)	(1.86)	—	—	—	—	(1.86)	26.76
C	28.79	(0.05)	—	(1.80)	(1.85)	—	—	—	—	(1.85)	26.94
I	32.39	0.27	—	(2.05)	(1.78)	—	—	—	—	(1.78)	30.61
R3	34.22	0.10	—	(2.15)	(2.05)	—	—	—	—	(2.05)	32.17
R4	34.66	0.21	—	(2.19)	(1.98)	—	—	—	—	(1.98)	32.68
R5	34.99	0.32	—	(2.22)	(1.90)	—	—	—	—	(1.90)	33.09
Y	35.13	0.36	—	(2.23)	(1.87)	—	—	—	—	(1.87)	33.26

For the Year Ended October 31, 2010 (G)
A	28.02	0.14	—	4.24	4.38	—	—	—	—	4.38	32.40
B	24.95	(0.10)	—	3.77	3.67	—	—	—	—	3.67	28.62
C	25.07	(0.07)	—	3.79	3.72	—	—	—	—	3.72	28.79
I	27.94	0.21	—	4.24	4.45	—	—	—	—	4.45	32.39
R3	29.67	0.05	—	4.50	4.55	—	—	—	—	4.55	34.22
R4	29.96	0.16	—	4.54	4.70	—	—	—	—	4.70	34.66
R5	30.15	0.26	—	4.58	4.84	—	—	—	—	4.84	34.99
Y	30.24	0.29	—	4.60	4.89	—	—	—	—	4.89	35.13

For the Year Ended October 31, 2009 (G)
A	23.43	0.14	—	4.76	4.90	(0.31)	—	—	(0.31)	4.59	28.02
B	20.77	(0.05)	—	4.28	4.23	(0.05)	—	—	(0.05)	4.18	24.95
C	20.91	(0.03)	—	4.29	4.26	(0.10)	—	—	(0.10)	4.16	25.07
I	23.41	0.14	—	4.82	4.96	(0.43)	—	—	(0.43)	4.53	27.94
R3	24.92	0.05	—	5.07	5.12	(0.37)	—	—	(0.37)	4.75	29.67
R4	25.08	0.15	—	5.12	5.27	(0.39)	—	—	(0.39)	4.88	29.96
R5	25.21	0.20	—	5.17	5.37	(0.43)	—	—	(0.43)	4.94	30.15
Y	25.28	0.27	—	5.14	5.41	(0.45)	—	—	(0.45)	4.96	30.24

For the Year Ended October 31, 2008 (G)
A	46.08	0.20	—	(19.12)	(18.92)	—	(3.73)	—	(3.73)	(22.65)	23.43
B	41.59	(0.09)	—	(17.00)	(17.09)	—	(3.73)	—	(3.73)	(20.82)	20.77
C	41.82	(0.06)	—	(17.12)	(17.18)	—	(3.73)	—	(3.73)	(20.91)	20.91
I	45.90	0.28	—	(19.04)	(18.76)	—	(3.73)	—	(3.73)	(22.49)	23.41
R3	48.91	0.09	—	(20.35)	(20.26)	—	(3.73)	—	(3.73)	(23.99)	24.92
R4	49.05	0.22	—	(20.46)	(20.24)	—	(3.73)	—	(3.73)	(23.97)	25.08
R5	49.15	0.34	—	(20.55)	(20.21)	—	(3.73)	—	(3.73)	(23.94)	25.21
Y	49.23	0.36	—	(20.58)	(20.22)	—	(3.73)	—	(3.73)	(23.95)	25.28

For the Year Ended October 31, 2007 (G)
A	39.67	0.16	—	9.42	9.58	(0.13)	(3.04)	—	(3.17)	6.41	46.08
B	36.25	(0.15)	—	8.53	8.38	—	(3.04)	—	(3.04)	5.34	41.59
C	36.40	(0.12)	—	8.58	8.46	—	(3.04)	—	(3.04)	5.42	41.82
I	39.69	0.26	—	9.39	9.65	(0.40)	(3.04)	—	(3.44)	6.21	45.90
R3(I)	40.22	0.01	—	8.68	8.69	—	—	—	—	8.69	48.91
R4(I)	40.22	0.02	—	8.81	8.83	—	—	—	—	8.83	49.05
R5(I)	40.22	0.08	—	8.85	8.93	—	—	—	—	8.93	49.15
Y	42.19	0.34	—	10.06	10.40	(0.32)	(3.04)	—	(3.36)	7.04	49.23

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

9.61	%(E)	$5,500,210	1.16	%(F)	1.16	%(F)	1.16	%(F)	0.55	%(F)	34%
9.18	(E)	484,412	2.01	(F)	2.01	(F)	2.01	(F)	(0.31	)(F)	—
9.27	(E)	1,915,341	1.87	(F)	1.87	(F)	1.87	(F)	(0.17	)(F)	—
9.83	(E)	3,277,460	0.86	(F)	0.86	(F)	0.86	(F)	0.85	(F)	—
9.51	(E)	133,842	1.41	(F)	1.40	(F)	1.40	(F)	0.30	(F)	—
9.67	(E)	194,152	1.11	(F)	1.10	(F)	1.10	(F)	0.60	(F)	—
9.84	(E)	206,506	0.80	(F)	0.80	(F)	0.80	(F)	0.92	(F)	—
9.88	(E)	1,286,935	0.70	(F)	0.70	(F)	0.70	(F)	0.99	(F)	—

(5.71)		5,859,434	1.12		1.12		1.12		0.55		75
(6.50)		559,856	1.95		1.95		1.95		(0.28)		—
(6.43)		2,096,461	1.84		1.84		1.84		(0.16)		—
(5.50)		3,254,198	0.87		0.87		0.87		0.81		—
(5.99)		137,767	1.41		1.40		1.40		0.30		—
(5.71)		224,653	1.10		1.10		1.10		0.59		—
(5.43)		204,417	0.80		0.80		0.80		0.89		—
(5.32)		1,460,367	0.70		0.70		0.70		0.98		—

15.63		8,535,338	1.15		1.15		1.15		0.45		70
14.71		828,754	1.95		1.95		1.95		(0.36)		—
14.84		3,001,079	1.85		1.85		1.85		(0.25)		—
15.93		4,781,187	0.88		0.88		0.88		0.70		—
15.34		126,972	1.42		1.41		1.41		0.17		—
15.69		270,804	1.10		1.10		1.10		0.49		—
16.05		215,999	0.80		0.80		0.80		0.79		—
16.17		2,196,541	0.70		0.70		0.70		0.89		—

21.40		9,038,634	1.22		1.22		1.22		0.58		77
20.44		1,027,505	2.07		2.02		2.02		(0.22)		—
20.54		2,905,481	1.93		1.93		1.93		(0.15)		—
21.84		2,616,775	0.89		0.89		0.89		0.59		—
21.08		30,633	1.46		1.46		1.46		0.19		—
21.53		189,912	1.12		1.12		1.12		0.60		—
21.89		173,619	0.81		0.81		0.81		0.75		—
22.01		1,474,927	0.72		0.72		0.72		1.05		—

(44.46)		8,682,603	1.12		1.12		1.12		0.54		82
(44.90)		1,064,188	1.92		1.92		1.92		(0.29)		—
(44.86)		2,637,037	1.84		1.84		1.84		(0.19)		—
(44.27)		438,528	0.81		0.81		0.81		0.87		—
(44.64)		7,809	1.46		1.46		1.46		0.28		—
(44.46)		75,127	1.12		1.12		1.12		0.60		—
(44.30)		35,734	0.83		0.83		0.83		0.93		—
(44.24)		1,074,711	0.72		0.72		0.72		0.95		—

26.15	(H)	13,684,583	1.11		1.11		1.11		0.39		72
25.15	(H)	2,209,870	1.92		1.92		1.92		(0.40)		—
25.28	(H)	4,411,286	1.83		1.83		1.83		(0.32)		—
26.49	(H)	156,616	0.79		0.79		0.79		0.65		—
21.61	(E)	41	1.47	(F)	1.47	(F)	1.47	(F)	0.04	(F)	—
21.95	(E)	15,618	1.14	(F)	1.14	(F)	1.14	(F)	0.06	(F)	—
22.20	(E)	1,165	0.85	(F)	0.85	(F)	0.85	(F)	0.25	(F)	—
26.66	(H)	1,035,754	0.72		0.72		0.72		0.78		—

27

The Hartford Capital Appreciation Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

28

The Hartford Capital Appreciation Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Capital Appreciation Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

30

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Capital Appreciation Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,096.10	$6.04	$1,000.00	$1,019.10	$5.82	1.16%	182	366
Class B	$1,000.00	$1,091.80	$10.43	$1,000.00	$1,014.89	$10.05	2.01	182	366
Class C	$1,000.00	$1,092.70	$9.74	$1,000.00	$1,015.56	$9.38	1.87	182	366
Class I	$1,000.00	$1,098.30	$4.47	$1,000.00	$1,020.60	$4.31	0.86	182	366
Class R3	$1,000.00	$1,095.10	$7.29	$1,000.00	$1,017.90	$7.02	1.40	182	366
Class R4	$1,000.00	$1,096.70	$5.73	$1,000.00	$1,019.40	$5.52	1.10	182	366
Class R5	$1,000.00	$1,098.40	$4.17	$1,000.00	$1,020.89	$4.02	0.80	182	366
Class Y	$1,000.00	$1,098.80	$3.68	$1,000.00	$1,021.36	$3.54	0.70	182	366

32

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-CA12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Capital Appreciation II Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Capital Appreciation II Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Capital Appreciation II Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/29/05 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Capital Appreciation II A#	10.55%	-7.33%	1.01%	6.78%
Capital Appreciation II A##		-12.43%	-0.13%	5.93%
Capital Appreciation II B#	10.05%	-8.12%	0.21%	5.94%
Capital Appreciation II B##		-12.71%	-0.17%	5.94%
Capital Appreciation II C#	10.07%	-8.01%	0.28%	6.03%
Capital Appreciation II C##		-8.93%	0.28%	6.03%
Capital Appreciation II I#	10.66%	-7.02%	1.36%	7.08%
Capital Appreciation II R3#	10.40%	-7.59%	0.71%	6.63%
Capital Appreciation II R4#	10.61%	-7.21%	1.07%	6.91%
Capital Appreciation II R5#	10.70%	-7.00%	1.34%	7.13%
Capital Appreciation II Y#	10.77%	-6.89%	1.47%	7.25%
Russell 3000 Index	12.74%	3.40%	1.25%	5.32%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation II Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
Michael T. Carmen, CFA	Nicholas M. Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Kent M. Stahl, CFA	Frank D. Catrickes, CFA	David W. Palmer, CFA
Senior Vice President and Director, Investments and Risk Management	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund II returned 10.55%, before sales charge, for the six-month period ended April 30, 2012, underperforming its benchmark, the Russell 3000 Index, which returned 12.74% for the same period. The Fund also underperformed the 10.62% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP (gross domestic product) data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+17%), Financials (+15%), and Information Technology (+15%) sectors, while the Energy (+4%) and Utilities (+5%) sectors lagged on a relative basis.

The Fund underperformed its benchmark primarily due to security selection. Weak stock selection within the Consumer Staples, Telecommunication Services, and Materials sectors more than offset stronger stock selection in the Health Care sector. Sector allocation, a result of the bottom-up stock selection process (i.e. stock by stock fundamental research), contributed positively to benchmark-relative returns. An overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in the stronger-performing Consumer Discretionary and underweight position in the weaker-performing Utilities sectors contributed positively to relative returns.

Chesapeake Energy (Energy), Diamond Foods (Consumer Staples), and Deckers Outdoor (Consumer Discretionary) were the largest detractors from relative and absolute returns. Shares of U.S.-based producer of natural gas, oil, and natural gas liquids company Chesapeake underperformed as Energy stocks declined more than the broad equities market on losses from coal producers and an unexpected increase in crude oil supplies. Packaged food company Diamond Foods’ shares suffered after an investigation into the firm's accounting for certain crop payments necessitated a delay in the closing of the acquisition of Proctor & Gamble's Pringles subsidiary. Shares of Deckers Outdoor, a designer and marketer of fashion-oriented footwear, including the UGG and Teva proprietary brands, fell after the company reported disappointing guidance and margin pressures from higher product costs which led to a reduction in consensus earnings expectations.

The top contributors to relative performance (i.e. performance of the Fund as measured against the benchmark) included Cobalt International Energy (Energy), Regeneron Pharmaceuticals (Health Care), and SXC Health Solutions (Health Care). Oil-focused offshore and deepwater energy exploration and production company Cobalt International Energy saw its shares nearly double in price after favorable test results from its Cameia well in Angola showed potential for a higher quality oil reservoir than had previously been anticipated. Shares of U.S.-based biopharmaceutical company Regeneron moved higher after the company's quarterly results exceeded expectations on strong sales of the firm's recently launched macular degeneration drug Eylea. In addition, Regeneron substantially raised sales guidance for Eylea. Shares of SXC Health Solutions, a pharmacy benefit management company, moved higher following the announcement in April 2012 that the company plans to merge

3

The Hartford Capital Appreciation II Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

with competitor Catalyst Health Solutions. Apple (Information Technology) was also a top contributor to absolute performance (i.e. total return) during the period.

What is the outlook?

While we believe recent monetary policy has been accommodative globally, the European sovereign debt crisis and concerns regarding a slowdown in China continue to influence the investment backdrop.

We continue to focus our efforts on stock-by-stock fundamental research across the Fund’s opportunistic and complementary investment strategies. At the end of the period, the Fund’s largest overweight allocations were to the Consumer Discretionary, Information Technology, and Industrials sectors and largest underweight allocations were to the Consumer Staples, Financials, and Utilities sectors relative to the Russell 3000 benchmark.

Diversification by Industry
as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	1.6%
Banks (Financials)	1.6
Capital Goods (Industrials)	8.8
Commercial & Professional Services (Industrials)	0.9
Consumer Durables & Apparel (Consumer Discretionary)	4.0
Consumer Services (Consumer Discretionary)	1.4
Diversified Financials (Financials)	5.1
Energy (Energy)	9.7
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	3.1
Health Care Equipment & Services (Health Care)	5.9
Household & Personal Products (Consumer Staples)	0.3
Insurance (Financials)	3.3
Materials (Materials)	4.2
Media (Consumer Discretionary)	3.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.8
Real Estate (Financials)	1.4
Retailing (Consumer Discretionary)	8.9
Semiconductors & Semiconductor Equipment (Information Technology)	1.3
Software & Services (Information Technology)	12.8
Technology Hardware & Equipment (Information Technology)	8.1
Telecommunication Services (Services)	0.6
Transportation (Industrials)	4.2
Utilities (Utilities)	0.6
Total	98.1%
Short-Term Investments	1.8
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Capital Appreciation II Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1%
	Automobiles & Components - 1.6%
14	Continental AG	$1,338
110	Dana Holding Corp.	1,609
282	Ford Motor Co. w/ Rights	3,180
318	Goodyear Tire & Rubber Co. ●	3,491
330	Modine Manufacturing Co. ●	2,606
237	Stoneridge, Inc. ●	2,041
37	Tesla Motors, Inc. ●	1,222
		15,487
	Banks - 1.6%
16	BNP Paribas	631
41	PNC Financial Services Group, Inc.	2,745
365	Wells Fargo & Co.	12,196
		15,572
	Capital Goods - 8.8%
220	Aecom Technology Corp. ●	4,864
67	Assa Abloy Ab	1,953
75	BE Aerospace, Inc. ●	3,528
55	Belden, Inc.	1,906
26	Chart Industries, Inc. ●	1,986
48	Colfax Corp. ●	1,629
178	DigitalGlobe, Inc. ●	2,190
11	Fanuc Corp. ☼	1,872
17	Flowserve Corp.	1,908
—	Foster Wheeler AG ●	—
101	General Dynamics Corp.	6,817
23	Honeywell International, Inc.	1,425
165	Itochu Corp.	1,863
32	Joy Global, Inc.	2,286
29	L-3 Communications Holdings, Inc.	2,118
60	Lockheed Martin Corp.	5,462
162	Meritor, Inc. ●	1,058
92	Northrop Grumman Corp.	5,812
22	PACCAR, Inc.	941
20	Pall Corp.	1,184
107	Pentair, Inc.	4,616
41	Polypore International, Inc. ●	1,522
339	Rolls-Royce Holdings plc	4,529
168	Safran S.A.	6,215
19	SKF Ab B Shares	457
28	TransDigm Group, Inc. ●	3,543
28	Triumph Group, Inc.	1,759
88	Vinci S.A.	4,104
50	WESCO International, Inc. ●	3,300
37	Westport Innovations, Inc. ●	1,163
13	Zodiac Aerospace	1,481
		83,491
	Commercial & Professional Services - 0.9%
33	IHS, Inc. ●	3,285
51	Manpower, Inc.	2,181
59	Verisk Analytics, Inc. ●	2,893
		8,359
	Consumer Durables & Apparel - 4.0%
14	Brunswick Corp.	366
272	D.R. Horton, Inc.	4,449
80	Deckers Outdoor Corp. ●	4,075
464	Furniture Brands International, Inc. ●	734
200	Hanesbrands, Inc. ●	5,639
54	Jones (The) Group, Inc.	608
259	Liz Claiborne, Inc. ●	3,477
122	Mattel, Inc.	4,099
252	Pulte Group, Inc. ●	2,482
36	PVH Corp.	3,197
633	Samsonite International S.A. ●	1,222
161	Sega Sammy Holdings, Inc.	3,372
57	Tempur-Pedic International, Inc. ●	3,353
8	V.F. Corp.	1,262
		38,335
	Consumer Services - 1.4%
58	DeVry, Inc.	1,858
76	Dunkin' Brands Group, Inc.	2,475
43	ITT Educational Services, Inc. ●	2,813
38	Marriott International, Inc. Class A	1,485
369	Sands China Ltd. §	1,444
21	Tim Hortons, Inc.	1,212
24	Yum! Brands, Inc.	1,760
		13,047
	Diversified Financials - 5.1%
79	Ameriprise Financial, Inc.	4,298
645	Bank of America Corp.	5,227
14	BlackRock, Inc.	2,606
175	Citigroup, Inc.	5,781
52	Discover Financial Services, Inc.	1,763
323	GAM Holding Ltd.	4,149
37	Goldman Sachs Group, Inc.	4,215
307	ING Groep N.V. ●	2,164
206	JP Morgan Chase & Co.	8,871
131	Justice Holdings Ltd. ⌂●†	1,917
83	Nasdaq OMX Group, Inc. ●	2,039
48	NYSE Euronext	1,246
32	Oaktree Capital ⌂■●†	1,149
59	Solar Cayman Ltd. ⌂■●†	5
81	Waddell and Reed Financial, Inc. Class A w/ Rights	2,599
		48,029
	Energy - 9.7%
96	Anadarko Petroleum Corp.	7,030
9	Apache Corp.	894
44	Atwood Oceanics, Inc. ●	1,955
92	Baker Hughes, Inc.	4,051
241	BG Group plc	5,691
105	Cabot Oil & Gas Corp.	3,678
68	Cameco Corp.	1,509
31	Cameron International Corp. ●	1,584
46	Canadian Natural Resources Ltd. ADR	1,585
461	CGX Energy, Inc. ●	378
154	Cheniere Energy, Inc. ●	2,819
138	Chesapeake Energy Corp.	2,542
300	Cobalt International Energy ●	8,040
39	Consol Energy, Inc.	1,283
51	EnCana Corp.	1,060
83	ENSCO International plc	4,514
147	Genel Energy plc ●	1,683
127	Halliburton Co.	4,352
2	HRT Participacoes em Petroleo S.A. ●	445
—	Inpex Corp.	1,849
557	JX Holdings, Inc.	3,142
298	Karoon Gas Australia Ltd. ●	1,982
66	Kior, Inc. ●	647

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation II Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Energy - 9.7% - (continued)
153	Lone Pine Resources, Inc. ●	$909
65	McDermott International, Inc. ●	740
53	Newfield Exploration Co. ●	1,891
21	Noble Corp.	788
68	Occidental Petroleum Corp.	6,161
181	Petroleum Geo-Services ●	2,739
16	Pioneer Natural Resources Co.	1,892
94	Southwestern Energy Co. ●	2,959
86	Superior Energy Services, Inc. ●	2,310
108	Tsakos Energy Navigation Ltd.	686
283	Uranium One, Inc. ●	821
77	Whiting Petroleum Corp. ●	4,394
81	Williams Cos., Inc.	2,746
		91,749
	Food & Staples Retailing - 1.0%
92	CVS Caremark Corp.	4,109
142	Sysco Corp.	4,102
29	Walgreen Co.	1,003
		9,214
	Food, Beverage & Tobacco - 3.1%
111	Archer Daniels Midland Co.	3,410
38	Diamond Foods, Inc.	794
32	Dr. Pepper Snapple Group	1,298
17	Green Mountain Coffee Roasters, Inc. ●	835
46	Groupe Danone ☼	3,260
42	Kraft Foods, Inc.	1,681
14	Lorillard, Inc.	1,826
177	Maple Leaf Foods, Inc. w/ Rights	2,312
79	Molson Coors Brewing Co.	3,281
104	PepsiCo, Inc.	6,838
179	Smithfield Foods, Inc. ●	3,748
		29,283
	Health Care Equipment & Services - 5.9%
35	Aetna, Inc.	1,519
109	Allscripts Healthcare Solutions, Inc. ●	1,209
1,623	CareView Communications, Inc. ●	2,645
21	Cie Generale d'Optique Essilor International S.A.	1,820
116	CIGNA Corp.	5,358
78	Edwards Lifesciences Corp. ●	6,480
56	Gen-Probe, Inc. ●	4,601
61	HCA Holdings, Inc.	1,653
311	Hologic, Inc. ●	5,955
14	Humana, Inc.	1,138
2	Intuitive Surgical, Inc. ●	1,272
244	Medtronic, Inc.	9,336
46	St. Jude Medical, Inc.	1,793
49	SXC Health Solutions Corp. ●	4,480
34	UnitedHealth Group, Inc.	1,915
109	Universal Health Services, Inc. Class B	4,673
		55,847
	Household & Personal Products - 0.3%
23	Energizer Holdings, Inc. ●	1,655
108	Hengan International Group Co., Ltd.	1,136
		2,791
	Insurance - 3.3%
144	Aflac, Inc.	6,486
232	AIA Group Ltd.	821
103	American International Group, Inc. ●	3,519
154	Assured Guaranty Ltd.	2,185
262	Brasil Insurance Participacoes e Administracao S.A.	2,817
311	China Pacific Insurance	1,007
18	Everest Re Group Ltd.	1,740
60	Principal Financial Group, Inc.	1,655
67	Progressive Corp.	1,431
46	Reinsurance Group of America, Inc.	2,680
20	StanCorp Financial Group, Inc.	764
31	Swiss Re Ltd.	1,945
168	Unum Group	3,976
		31,026
	Materials - 4.2%
22	Agrium U.S., Inc.	1,908
22	Air Liquide ☼	2,773
28	Akzo Nobel N.V.	1,520
21	AngloGold Ltd. ADR	729
74	Barrick Gold Corp.	2,999
25	Cabot Corp.	1,078
45	Celanese Corp.	2,190
41	Detour Gold Corp. ●	1,008
121	Flotek Industries, Inc. ●	1,649
2	Givaudan ☼	1,822
572	Glencore International plc	3,966
61	Iluka Resources Ltd.	1,071
162	Louisiana-Pacific Corp. ●	1,462
110	Methanex Corp. ADR	3,871
84	Molycorp, Inc. ●	2,263
25	Mosaic Co.	1,294
200	Norbord, Inc. ●	2,304
498	PTT Chemical Public Co., Ltd. ●	1,113
224	Sandstorm Gold Ltd. ●	408
41	Sealed Air Corp.	790
357	Sino Forest Corp. Class A ⌂●†	—
143	Suncoke Energ, Inc. ●	2,177
33	Umicore	1,801
		40,196
	Media - 3.5%
51	AMC Networks, Inc. Class A ●‡	2,154
33	CBS Corp. Class B	1,084
241	Comcast Corp. Class A	7,313
30	DirecTV Class A ●	1,474
50	Focus Media Holding Ltd. ADR	1,191
37	Liberty Global, Inc. ●	1,843
107	Omnicom Group, Inc.	5,486
54	Time Warner, Inc.	2,019
115	Viacom, Inc. Class B	5,357
120	Walt Disney Co.	5,172
		33,093
	Pharmaceuticals, Biotechnology & Life Sciences - 5.8%
188	Agilent Technologies, Inc.	7,933
28	Alkermes plc ●	479
154	Almirall S.A. ☼	1,321
319	Avanir Pharmaceuticals ●	971
27	Biogen Idec, Inc. ●	3,656
70	Bristol-Myers Squibb Co.	2,319
19	Cubist Pharmaceuticals, Inc. ●	782
46	Daiichi Sankyo Co., Ltd. ☼	792
232	Elan Corp. plc ADR ●	3,197

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 5.8% - (continued)
142	Gilead Sciences, Inc. ●	$7,405
61	Map Pharmaceuticals, Inc. ●	783
220	Merck & Co., Inc.	8,637
92	Mylan, Inc. ●	2,006
261	Novavax, Inc. ●	355
13	Onyx Pharmaceuticals, Inc. ●	587
35	Regeneron Pharmaceuticals, Inc. ●	4,679
20	Roche Holding AG ☼	3,666
42	Seattle Genetics, Inc. ●	830
426	TherapeuticsMD, Inc. ●	1,108
16	Waters Corp. ●	1,312
170	WuXi PharmaTech Cayman, Inc. ●	2,439
		55,257
	Real Estate - 1.4%
19	American Tower Corp. REIT	1,226
129	BR Malls Participacoes S.A.	1,595
100	CBRE Group, Inc. ●	1,877
1,560	China Overseas Grand Oceans Group Ltd.	2,087
88	CubeSmart	1,106
24	Daito Trust Construction Co., Ltd.	2,122
10	Unibail-Rodamco SE	1,863
87	Weyerhaeuser Co.	1,775
		13,651
	Retailing - 8.9%
66	Abercrombie & Fitch Co. Class A	3,333
27	Advance Automotive Parts, Inc.	2,442
727	Allstar Co. ⌂†	1,075
38	Amazon.com, Inc. ●	8,919
9	AutoZone, Inc. ●	3,575
27	Bed Bath & Beyond, Inc. ●	1,893
3	Big Lots, Inc. ●	103
1,405	Buck Holdings L.P. ⌂●†	2,918
58	Buckle (The), Inc.	2,665
61	CarMax, Inc. ●	1,868
76	Chico's FAS, Inc.	1,173
36	Conns, Inc. ●	583
26	Dollar General Corp. ●	1,210
14	Dollar Tree, Inc. ●	1,381
19	DSW, Inc.	1,085
24	Family Dollar Stores, Inc.	1,593
4	Fast Retailing Co., Ltd.	782
66	GameStop Corp. Class A	1,504
147	GNC Holdings, Inc.	5,727
71	Kohl's Corp.	3,549
28	Liberty Media - Interactive A ●	528
382	Lowe's Co., Inc.	12,007
17	Lumber Liquidators Holdings, Inc. ●	495
17	Nordstrom, Inc.	944
46	PetSmart, Inc.	2,660
9	Priceline.com, Inc. ●	7,177
36	Rent-A-Center, Inc.	1,233
16	Ross Stores, Inc.	961
112	Target Corp.	6,500
113	TripAdvisor, Inc. ●	4,231
14	Williams-Sonoma, Inc.	538
		84,652
	Semiconductors & Semiconductor Equipment - 1.3%
119	Arm Holdings plc	1,003
33	Cree, Inc. ●	1,034
167	Imagination Technologies Group plc ●	1,867
60	Infineon Technologies AG	595
264	RF Micro Devices, Inc. ●	1,144
176	Skyworks Solutions, Inc. ●	4,780
799	Taiwan Semiconductor Manufacturing Co., Ltd.	2,362
		12,785
	Software & Services - 12.8%
20	Accenture plc	1,305
454	Activision Blizzard, Inc.	5,847
4	ANSYS, Inc. ●	241
49	Automatic Data Processing, Inc.	2,741
33	BMC Software, Inc. ●	1,345
156	Booz Allen Hamilton Holding Corp.	2,673
550	Cadence Design Systems, Inc. ●	6,414
31	Check Point Software Technologies Ltd. ADR ●	1,814
66	Cognizant Technology Solutions Corp. ●	4,845
81	Concur Technologies, Inc. ●	4,592
43	DealerTrack Holdings, Inc. ●	1,286
165	eBay, Inc. ●	6,763
17	Electronic Arts, Inc. ●	267
44	Equinix, Inc. ●	7,282
27	Fiserv, Inc. ●	1,898
44	Global Payments, Inc.	2,020
39	IAC/Interactive Corp.	1,886
109	iGate Corp. ●	2,121
24	Intuit, Inc.	1,409
272	Kit Digital, Inc. ●	1,844
78	LinkedIn Corp. ●	8,445
3	Mastercard, Inc.	1,221
373	Microsoft Corp.	11,951
5	MicroStrategy, Inc. ●	737
327	Oracle Corp.	9,618
39	Paychex, Inc.	1,221
59	Rovi Corp. ●	1,680
31	Salesforce.com, Inc. ●	4,837
18	Splunk, Inc.	601
99	Tibco Software, Inc. ●	3,250
183	TiVo, Inc. ●	1,977
94	VeriFone Systems, Inc. ●	4,472
693	Western Union Co.	12,728
		121,331
	Technology Hardware & Equipment - 8.1%
70	Acme Packet, Inc. ●	1,973
37	Apple, Inc. ●	21,740
69	Arrow Electronics, Inc. ●	2,889
775	Cisco Systems, Inc.	15,607
307	EMC Corp. ●	8,667
167	Finisar Corp. ●	2,764
327	Flextronics International Ltd. ●	2,178
68	Harris Corp.	3,115
599	Hon Hai Precision Industry Co., Ltd.	1,883
17	Jabil Circuit, Inc.	393
235	JDS Uniphase Corp. ●	2,849
341	Juniper Networks, Inc. ●	7,316
44	NetApp, Inc. ●	1,712

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation II Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Technology Hardware & Equipment - 8.1% - (continued)
25	SanDisk Corp. ●		$922
36	Trimble Navigation Ltd. ●		1,930
25	Universal Display Corp. ●		1,121
			77,059
	Telecommunication Services - 0.6%
376	Hughes Telematics, Inc. ●		1,504
259	MetroPCS Communications, Inc. ●		1,894
197	NII Holdings, Inc. Class B ●		2,757
			6,155
	Transportation - 4.2%
23	Canadian National Railway Co.		1,920
17	Canadian Pacific Railway Ltd. ADR		1,316
20	Copa Holdings S.A. Class A		1,605
79	Delta Air Lines, Inc. ●		864
89	Expeditors International of Washington, Inc.		3,544
31	FedEx Corp.		2,736
171	Hertz Global Holdings, Inc. ●		2,640
741	JetBlue Airways Corp. ●		3,519
84	JSL S.A.		420
129	Knight Transportation, Inc.		2,113
1	Kuehne & Nagel International AG		156
254	Toll Holdings Ltd.		1,542
323	United Continental Holdings, Inc. ●		7,074
106	United Parcel Service, Inc. Class B		8,315
179	US Airways Group, Inc. ●		1,841
			39,605
	Utilities - 0.6%
38	Entergy Corp.		2,518
17	ITC Holdings Corp.		1,296
78	UGI Corp.		2,273
			6,087
	Total common stocks
	(cost $870,560)		$932,101

WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
13	Novavax, Inc. ⌂●		$—

	Total warrants
	(cost $–)		$—

	Total long-term investments
	(cost $870,560)		$932,101

SHORT-TERM INVESTMENTS - 1.8%
Repurchase Agreements - 1.8%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $4,263,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $4,348)
$4,263	0.20%, 04/30/2012		$4,263
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $5,710, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $5,824)
5,710	0.20%, 04/30/2012		5,710
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,255, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $2,300)
2,255	0.21%, 04/30/2012		2,255
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,868, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $1,905)
1,868	0.19%, 04/30/2012		1,868
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2, collateralized by U.S. Treasury Note 0.75%, 2013, value of $2)
2	0.17%, 04/30/2012		2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $3,066, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $3,127)
3,066	0.21%, 04/30/2012		3,066
			17,164
	Total short-term investments
	(cost $17,164)		$17,164

	Total investments
	(cost $887,724) ▲	99.9%	$949,265
	Other assets and liabilities	0.1%	1,219
	Total net assets	100.0%	$950,484

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $925,828 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$94,774
Unrealized Depreciation	(71,337)
Net Unrealized Appreciation	$23,437

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $7,064, which represents 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $1,154, which represents 0.1% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $1,444, which represents 0.2% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $308 at April 30, 2012.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	727	Allstar Co.	740
06/2007	1,405	Buck Holdings L.P.	677
02/2011	131	Justice Holdings Ltd.	2,096
07/2008	13	Novavax, Inc. Warrants	–
02/2008 - 05/2008	32	Oaktree Capital - 144A	894
06/2011	357	Sino Forest Corp. Class A	2,362
03/2007	59	Solar Cayman Ltd. - 144A	17

At April 30, 2012, the aggregate value of these securities was $7,064, which represents 0.7% of total net assets.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation II Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
AUD	CBK	Sell	$129	$129	05/03/2012	$–
AUD	MSC	Sell	163	162	05/01/2012	(1)
AUD	MSC	Sell	135	135	05/02/2012	–
CAD	BBH	Buy	559	561	05/01/2012	(2)
CAD	BBH	Buy	559	559	05/03/2012	–
CAD	BBH	Sell	51	51	05/03/2012	–
CAD	CFSB	Buy	1,546	1,557	05/02/2012	(11)
CHF	BCLY	Buy	21	21	05/03/2012	–
CHF	BCLY	Sell	129	129	05/03/2012	–
CHF	CBK	Sell	62	62	05/02/2012	–
CHF	MSC	Sell	144	144	05/04/2012	–
EUR	BCLY	Sell	3,123	3,044	12/14/2012	(79)
EUR	CBK	Buy	200	200	05/03/2012	–
EUR	CBK	Sell	2,243	2,189	12/14/2012	(54)
EUR	CBK	Sell	144	144	05/02/2012	–
EUR	DEUT	Sell	190	190	05/04/2012	–
EUR	DEUT	Sell	1,385	1,350	12/14/2012	(35)
EUR	MSC	Buy	8,910	8,877	12/14/2012	33
EUR	MSC	Sell	942	918	12/14/2012	(24)
EUR	SSG	Sell	238	238	05/02/2012	–
EUR	UBS	Sell	1,217	1,185	12/14/2012	(32)
GBP	CBK	Sell	582	581	05/01/2012	(1)
GBP	CBK	Sell	101	101	05/02/2012	–
JPY	BCLY	Buy	723	692	12/14/2012	31
JPY	CBK	Buy	723	693	12/14/2012	30
JPY	CFSB	Buy	5	5	05/07/2012	–
JPY	CFSB	Buy	723	691	12/14/2012	32
JPY	DEUT	Buy	638	609	12/14/2012	29
JPY	DEUT	Sell	2,609	2,582	12/14/2012	(27)
JPY	JPM	Buy	35	34	05/02/2012	1
JPY	MSC	Buy	723	690	12/14/2012	33
JPY	MSC	Sell	2,613	2,593	12/14/2012	(20)
JPY	RBC	Sell	293	288	05/01/2012	(5)
JPY	UBS	Buy	1,630	1,570	12/14/2012	60
JPY	UBS	Sell	2,613	2,593	12/14/2012	(20)
NOK	CBK	Sell	110	110	05/03/2012	–
SEK	BOA	Sell	96	96	05/04/2012	–
SEK	CBK	Sell	95	95	05/02/2012	–
SEK	CBK	Sell	96	96	05/03/2012	–
						$(62)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BBH	Brown Brothers Harriman & Co.
BCLY	Barclays Capital, Inc.
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation II Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$15,487	$14,149	$1,338	$–
Banks	15,572	14,941	631	–
Capital Goods	83,491	61,017	22,474	–
Commercial & Professional Services	8,359	8,359	–	–
Consumer Durables & Apparel	38,335	33,741	4,594	–
Consumer Services	13,047	11,603	1,444	–
Diversified Financials	48,029	38,645	6,313	3,071
Energy	91,749	76,346	15,403	–
Food & Staples Retailing	9,214	9,214	–	–
Food, Beverage & Tobacco	29,283	26,023	3,260	–
Health Care Equipment & Services	55,847	54,027	1,820	–
Household & Personal Products	2,791	1,655	1,136	–
Insurance	31,026	27,253	3,773	–
Materials	40,196	27,243	12,953	–
Media	33,093	33,093	–	–
Pharmaceuticals, Biotechnology & Life Sciences	55,257	49,478	5,779	–
Real Estate	13,651	7,579	6,072	–
Retailing	84,652	79,877	782	3,993
Semiconductors & Semiconductor Equipment	12,785	6,958	5,827	–
Software & Services	121,331	121,331	–	–
Technology Hardware & Equipment	77,059	75,176	1,883	–
Telecommunication Services	6,155	6,155	–	–
Transportation	39,605	37,907	1,698	–
Utilities	6,087	6,087	–	–
Total	932,101	827,857	97,180	7,064
Warrants	–	–	–	–
Short-Term Investments	17,164	–	17,164	–
Total	$949,265	$827,857	$114,344	$7,064
Foreign Currency Contracts*	249	–	249	–
Total	$249	$–	$249	$–
Liabilities:
Foreign Currency Contracts*	311	–	311	–
Total	$311	$–	$311	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Common Stocks	$9,701	$974	$(602	)†	$–	$–	$(1,548)	$2,215	$(3,676)	$7,064
Total	$9,701	$974	$(602)		$–	$–	$(1,548)	$2,215	$(3,676)	$7,064

* Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

† Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(602).

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation II Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $887,724)	$949,265
Cash	20
Foreign currency on deposit with custodian (cost $8)	8
Unrealized appreciation on foreign currency contracts	249
Receivables:
Investment securities sold	20,732
Fund shares sold	989
Dividends and interest	1,042
Other assets	128
Total assets	972,433
Liabilities:
Unrealized depreciation on foreign currency contracts	311
Payables:
Investment securities purchased	19,102
Fund shares redeemed	2,130
Investment management fees	135
Administrative fees	1
Distribution fees	73
Accrued expenses	197
Total liabilities	21,949
Net assets	$950,484
Summary of Net Assets:
Capital stock and paid-in-capital	$1,051,801
Distributions in excess of net investment loss	(940)
Accumulated net realized loss	(161,907)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	61,530
Net assets	$950,484

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.15/$14.97
Shares outstanding	32,566
Net assets	$460,937
Class B: Net asset value per share	$13.36
Shares outstanding	4,532
Net assets	$60,548
Class C: Net asset value per share	$13.44
Shares outstanding	19,087
Net assets	$256,579
Class I: Net asset value per share	$14.43
Shares outstanding	6,964
Net assets	$100,481
Class R3: Net asset value per share	$14.01
Shares outstanding	1,714
Net assets	$24,013
Class R4: Net asset value per share	$14.28
Shares outstanding	792
Net assets	$11,304
Class R5: Net asset value per share	$14.49
Shares outstanding	105
Net assets	$1,516
Class Y: Net asset value per share	$14.60
Shares outstanding	2,404
Net assets	$35,106

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation II Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$6,796
Interest	11
Less: Foreign tax withheld	(144)
Total investment income	6,663

Expenses:
Investment management fees	4,307
Administrative services fees	31
Transfer agent fees	819
Distribution fees
Class A	567
Class B	302
Class C	1,279
Class R3	53
Class R4	16
Custodian fees	29
Accounting services fees	66
Registration and filing fees	76
Board of Directors' fees	12
Audit fees	10
Other expenses	112
Total expenses (before waivers and fees paid indirectly)	7,679
Expense waivers	(185)
Transfer agent fee waivers	–
Commission recapture	(33)
Total waivers and fees paid indirectly	(218)
Total expenses, net	7,461
Net Investment Loss	(798)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	8,105
Net realized loss on foreign currency contracts	(400)
Net realized loss on other foreign currency transactions	(109)
Net Realized Gain on Investments and Foreign Currency Transactions	7,596
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	85,872
Net unrealized appreciation of foreign currency contracts	529
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	64
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	86,465
Net Gain on Investments and Foreign Currency Transactions	94,061
Net Increase in Net Assets Resulting from Operations	$93,263

The accompanying notes are an integral part of these financial statements.

14

The Hartford Capital Appreciation II Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(798)	$(4,500)
Net realized gain on investments and foreign currency transactions	7,596	102,882
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	86,465	(109,212)
Net Increase (Decrease) In Net Assets Resulting From Operations	93,263	(10,830)
Capital Share Transactions:
Class A	(51,770)	(44,966)
Class B	(7,186)	(10,728)
Class C	(34,619)	(40,375)
Class I	(22,611)	8,537
Class R3	1,703	7,528
Class R4	(2,450)	4,068
Class R5	140	534
Class Y	(2,106)	(15,198)
Net decrease from capital share transactions	(118,899)	(90,600)
Net Decrease In Net Assets	(25,636)	(101,430)
Net Assets:
Beginning of period	976,120	1,077,550
End of period	$950,484	$976,120
Undistributed (distribution in excess of) net investment income (loss)	$(940)	$(142)

The accompanying notes are an integral part of these financial statements.

15

The Hartford Capital Appreciation II Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Capital Appreciation II Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

16

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

17

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

18

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such

19

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

20

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$249	$—	$—	$—	$—	$249
Total	$—	$249	$—	$—	$—	$—	$249

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$311	$—	$—	$—	$—	$311
Total	$—	$311	$—	$—	$—	$—	$311

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(400)	$—	$—	$—	$—	$(400)
Total	$—	$(400)	$—	$—	$—	$—	$(400)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$529	$—	$—	$—	$—	$529
Total	$—	$529	$—	$—	$—	$—	$529

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate

21

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Accumulated Capital Losses *	$(132,162)
Unrealized Depreciation †	(62,418)
Total Accumulated Deficit	$(194,580)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

22

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,644
Accumulated Net Realized Gain (Loss)	492
Capital Stock and Paid-in-Capital	(3,136)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$132,162
Total	$132,162

During the year ended October 31, 2011, the Fund utilized $110,129 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with

23

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9000%
On next $500 million	0.8000%
On next $1.5 billion	0.7500%
On next $2.5 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6750%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.35%	1.05%	0.95%	0.90%

24

From November 1, 2011 through February 29, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.70%	1.40%	1.10%	1.05%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.38%
Class B	2.19
Class C	2.11
Class I	1.10
Class R3	1.57
Class R4	1.28
Class R5	1.04
Class Y	0.97

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $444 and contingent deferred sales charges of $80 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

25

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $23.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$622,003
Sales Proceeds Excluding U.S. Government Obligations	731,672

26

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,097	—	(6,033)	—	(3,936)	8,043	—	(11,464)	—	(3,421)
Amount	$27,909	$—	$(79,679)	$—	$(51,770)	$111,755	$—	$(156,721)	$—	$(44,966)
Class B
Shares	59	—	(630)	—	(571)	264	—	(1,090)	—	(826)
Amount	$737	$—	$(7,923)	$—	$(7,186)	$3,529	$—	$(14,257)	$—	$(10,728)
Class C
Shares	704	—	(3,462)	—	(2,758)	3,162	—	(6,352)	—	(3,190)
Amount	$8,846	$—	$(43,465)	$—	$(34,619)	$42,278	$—	$(82,653)	$—	$(40,375)
Class I
Shares	1,018	—	(2,692)	—	(1,674)	6,016	—	(5,591)	—	425
Amount	$13,442	$—	$(36,053)	$—	$(22,611)	$85,198	$—	$(76,661)	$—	$8,537
Class R3
Shares	448	—	(329)	—	119	972	—	(429)	—	543
Amount	$5,963	$—	$(4,260)	$—	$1,703	$13,412	$—	$(5,884)	$—	$7,528
Class R4
Shares	195	—	(358)	—	(163)	581	—	(277)	—	304
Amount	$2,627	$—	$(5,077)	$—	$(2,450)	$7,791	$—	$(3,723)	$—	$4,068
Class R5
Shares	22	—	(13)	—	9	59	—	(22)	—	37
Amount	$322	$—	$(182)	$—	$140	$857	$—	$(323)	$—	$534
Class Y
Shares	137	—	(291)	—	(154)	810	—	(1,749)	—	(939)
Amount	$1,893	$—	$(3,999)	$—	$(2,106)	$10,313	$—	$(25,511)	$—	$(15,198)
Total
Shares	4,680	—	(13,808)	—	(9,128)	19,907	—	(26,974)	—	(7,067)
Amount	$61,739	$—	$(180,638)	$—	$(118,899)	$275,133	$—	$(365,733)	$—	$(90,600)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	45	$585
For the Year Ended October 31, 2011	47	$640

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

27

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

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29

The Hartford Capital Appreciation II Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$12.80	$–	$–	$1.35	$1.35	$–	$–	$–	$–	$1.35	$14.15
B	12.14	(0.05)	–	1.27	1.22	–	–	–	–	1.22	13.36
C	12.21	(0.05)	–	1.28	1.23	–	–	–	–	1.23	13.44
I	13.04	0.02	–	1.37	1.39	–	–	–	–	1.39	14.43
R3	12.69	(0.01)	–	1.33	1.32	–	–	–	–	1.32	14.01
R4	12.91	0.01	–	1.36	1.37	–	–	–	–	1.37	14.28
R5	13.09	0.02	–	1.38	1.40	–	–	–	–	1.40	14.49
Y	13.18	0.03	–	1.39	1.42	–	–	–	–	1.42	14.60

For the Year Ended October 31, 2011
A	12.94	(0.03)	–	(0.11)	(0.14)	–	–	–	–	(0.14)	12.80
B	12.37	(0.14)	–	(0.09)	(0.23)	–	–	–	–	(0.23)	12.14
C	12.42	(0.12)	–	(0.09)	(0.21)	–	–	–	–	(0.21)	12.21
I	13.13	0.02	–	(0.11)	(0.09)	–	–	–	–	(0.09)	13.04
R3	12.86	(0.06)	–	(0.11)	(0.17)	–	–	–	–	(0.17)	12.69
R4	13.04	(0.02)	–	(0.11)	(0.13)	–	–	–	–	(0.13)	12.91
R5	13.18	0.02	–	(0.11)	(0.09)	–	–	–	–	(0.09)	13.09
Y	13.25	0.03	–	(0.10)	(0.07)	–	–	–	–	(0.07)	13.18

For the Year Ended October 31, 2010
A	10.74	(0.03)	–	2.23	2.20	–	–	–	–	2.20	12.94
B	10.35	(0.14)	–	2.16	2.02	–	–	–	–	2.02	12.37
C	10.39	(0.12)	–	2.15	2.03	–	–	–	–	2.03	12.42
I	10.86	0.02	–	2.25	2.27	–	–	–	–	2.27	13.13
R3	10.71	(0.05)	–	2.20	2.15	–	–	–	–	2.15	12.86
R4	10.82	(0.02)	–	2.24	2.22	–	–	–	–	2.22	13.04
R5	10.91	0.02	–	2.25	2.27	–	–	–	–	2.27	13.18
Y	10.96	0.04	–	2.25	2.29	–	–	–	–	2.29	13.25

For the Year Ended October 31, 2009
A	8.73	–	–	2.01	2.01	–	–	–	–	2.01	10.74
B	8.47	(0.06)	–	1.94	1.88	–	–	–	–	1.88	10.35
C	8.50	(0.06)	–	1.95	1.89	–	–	–	–	1.89	10.39
I	8.80	0.03	–	2.03	2.06	–	–	–	–	2.06	10.86
R3	8.73	(0.03)	–	2.01	1.98	–	–	–	–	1.98	10.71
R4	8.79	–	–	2.03	2.03	–	–	–	–	2.03	10.82
R5	8.84	0.02	–	2.05	2.07	–	–	–	–	2.07	10.91
Y	8.86	0.04	–	2.06	2.10	–	–	–	–	2.10	10.96

For the Year Ended October 31, 2008
A	16.95	0.02	–	(7.07)	(7.05)	–	(1.17)	–	(1.17)	(8.22)	8.73
B	16.62	(0.09)	–	(6.89)	(6.98)	–	(1.17)	–	(1.17)	(8.15)	8.47
C	16.66	(0.07)	–	(6.92)	(6.99)	–	(1.17)	–	(1.17)	(8.16)	8.50
I	17.02	0.04	–	(7.09)	(7.05)	–	(1.17)	–	(1.17)	(8.22)	8.80
R3	17.00	(0.01)	–	(7.09)	(7.10)	–	(1.17)	–	(1.17)	(8.27)	8.73
R4	17.05	0.01	–	(7.10)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.79
R5	17.10	0.04	–	(7.13)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.84
Y	17.12	–	–	(7.09)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.86

For the Year Ended October 31, 2007
A	13.13	–	–	4.13	4.13	–	(0.31)	–	(0.31)	3.82	16.95
B	12.99	(0.07)	–	4.01	3.94	–	(0.31)	–	(0.31)	3.63	16.62
C	13.00	(0.06)	–	4.03	3.97	–	(0.31)	–	(0.31)	3.66	16.66
I	13.14	0.02	–	4.17	4.19	–	(0.31)	–	(0.31)	3.88	17.02
R3(G)	13.52	(0.03)	–	3.51	3.48	–	–	–	–	3.48	17.00
R4(G)	13.52	(0.01)	–	3.54	3.53	–	–	–	–	3.53	17.05
R5(G)	13.52	–	–	3.58	3.58	–	–	–	–	3.58	17.10
Y	13.20	0.06	–	4.17	4.23	–	(0.31)	–	(0.31)	3.92	17.12

30

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

10.55	%(E)	$460,937	1.43	%(F)	1.39	%(F)	1.39	%(F)	0.04	%(F)	67%
10.05	(E)	60,548	2.28	(F)	2.20	(F)	2.20	(F)	(0.77	)(F)	–
10.07	(E)	256,579	2.14	(F)	2.11	(F)	2.11	(F)	(0.69	)(F)	–
10.66	(E)	100,481	1.12	(F)	1.10	(F)	1.10	(F)	0.32	(F)	–
10.40	(E)	24,013	1.71	(F)	1.57	(F)	1.57	(F)	(0.14	)(F)	–
10.61	(E)	11,304	1.39	(F)	1.28	(F)	1.28	(F)	0.14	(F)	–
10.70	(E)	1,516	1.11	(F)	1.05	(F)	1.05	(F)	0.38	(F)	–
10.77	(E)	35,106	0.98	(F)	0.97	(F)	0.97	(F)	0.45	(F)	–

(1.08)		467,407	1.41		1.41		1.41		(0.19)		140
(1.86)		61,934	2.25		2.25		2.25		(1.03)		–
(1.69)		266,634	2.13		2.13		2.13		(0.91)		–
(0.69)		112,597	1.11		1.11		1.11		0.12		–
(1.32)		20,237	1.72		1.70		1.70		(0.48)		–
(1.00)		12,333	1.40		1.40		1.40		(0.17)		–
(0.68)		1,255	1.11		1.10		1.10		0.13		–
(0.53)		33,723	0.99		0.99		0.99		0.23		–

20.48		516,406	1.44		1.44		1.44		(0.20)		155
19.52		73,313	2.28		2.28		2.28		(1.04)		–
19.54		310,899	2.15		2.15		2.15		(0.91)		–
20.90		107,796	1.11		1.11		1.11		0.13		–
20.07		13,520	1.74		1.73		1.73		(0.50)		–
20.52		8,486	1.40		1.40		1.40		(0.18)		–
20.81		777	1.12		1.11		1.11		0.12		–
20.89		46,353	1.00		1.00		1.00		0.25		–

23.02		497,959	1.54		1.54		1.54		0.02		168
22.20		72,940	2.44		2.22		2.22		(0.67)		–
22.23		297,280	2.25		2.25		2.25		(0.70)		–
23.41		95,280	1.16		1.16		1.16		0.37		–
22.68		8,057	1.81		1.81		1.81		(0.30)		–
23.09		5,308	1.43		1.43		1.43		0.04		–
23.42		816	1.14		1.14		1.14		0.29		–
23.70		54,222	1.02		1.02		1.02		0.49		–

(44.43)		479,795	1.40		1.40		1.40		0.12		159
(44.92)		66,057	2.27		2.27		2.27		(0.75)		–
(44.87)		269,662	2.14		2.14		2.14		(0.62)		–
(44.23)		79,436	1.08		1.08		1.08		0.43		–
(44.60)		4,148	1.77		1.77		1.77		(0.28)		–
(44.40)		1,232	1.43		1.43		1.43		0.08		–
(44.26)		151	1.16		1.16		1.16		0.37		–
(44.20)		21,827	1.01		1.01		1.01		0.51		–

32.15		821,428	1.44		1.44		1.44		–		102
31.01		104,908	2.29		2.29		2.29		(0.86)		–
31.22		415,688	2.16		2.16		2.16		(0.73)		–
32.60		83,905	1.11		1.11		1.11		0.31		–
25.74	(E)	452	1.85	(F)	1.85	(F)	1.85	(F)	(0.43	)(F)	–
26.11	(E)	14	1.47	(F)	1.47	(F)	1.47	(F)	(0.06	)(F)	–
26.48	(E)	136	1.22	(F)	1.22	(F)	1.22	(F)	0.03	(F)	–
32.75		158	1.02		1.02		1.02		0.44		–

31

The Hartford Capital Appreciation II Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on December 22, 2006.

32

The Hartford Capital Appreciation II Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

33

The Hartford Capital Appreciation II Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

34

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Capital Appreciation II Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current ½ year	Days in the full year
Class A	$1,000.00	$1,105.50	$7.25	$1,000.00	$1,017.97	$6.95	1.39%	182	366
Class B	$1,000.00	$1,100.50	$11.47	$1,000.00	$1,013.94	$10.99	2.20	182	366
Class C	$1,000.00	$1,100.70	$11.03	$1,000.00	$1,014.36	$10.58	2.11	182	366
Class I	$1,000.00	$1,106.60	$5.76	$1,000.00	$1,019.40	$5.52	1.10	182	366
Class R3	$1,000.00	$1,104.00	$8.23	$1,000.00	$1,017.04	$7.89	1.57	182	366
Class R4	$1,000.00	$1,106.10	$6.70	$1,000.00	$1,018.50	$6.42	1.28	182	366
Class R5	$1,000.00	$1,107.00	$5.47	$1,000.00	$1,019.67	$5.25	1.05	182	366
Class Y	$1,000.00	$1,107.70	$5.08	$1,000.00	$1,020.04	$4.87	0.97	182	366

36

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-CAII12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Checks and Balances Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Checks and Balances Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Checks and Balances Fund inception 05/31/2007
(advised by Hartford Investment Financial Services, LLC)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/31/07 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Checks and Balances A#	8.15%	0.14%	1.83%
Checks and Balances A##		-5.36%	0.67%
Checks and Balances B#	7.63%	-0.69%	1.02%
Checks and Balances B##		-5.57%	0.64%
Checks and Balances C#	7.78%	-0.63%	1.08%
Checks and Balances C##		-1.61%	1.08%
Checks and Balances I#	8.17%	0.30%	2.06%
Checks and Balances R3#	7.99%	-0.27%	1.59%
Checks and Balances R4#	8.03%	0.01%	1.81%
Checks and Balances R5#	8.17%	0.31%	2.04%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.64%
Russell 3000 Index	12.74%	3.40%	0.53%
S&P 500 Index	12.76%	4.73%	0.32%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Checks and Balances Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President of HIFSCO,
Chairman of the HIFSCO Investment Oversight Committee

How did the Fund perform?

The Class A shares of The Hartford Checks and Balances Fund returned 8.15%, before sales charge, for the six-month period ended April 30, 2012, versus 7.80% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 2.44% for the Barclays Capital U.S. Aggregate Bond Index, 12.76% for the S&P 500 Index, and 12.74% for the Russell 3000 Index, respectively.

Why did the Fund perform this way?

The Fund makes equal allocations of its assets to Class Y shares of certain Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Total Return Bond Fund. The return of The Hartford Capital Appreciation Fund detracted most from relative performance.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please rerefer to www.hartfordinvestor.com for the shareholder report for each Underlying Fund.

Composition by Investments

as of April 30, 2012

Fund Name	Percentage of Net Assets
The Hartford Capital Appreciation Fund, Class Y	33.3%
The Hartford Dividend and Growth Fund, Class Y	33.4
The Hartford Total Return Bond Fund, Class Y	33.3
Other Assets and Liabilities	0.0
Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
EQUITY FUNDS - 66.7%
16,865	The Hartford Capital Appreciation Fund, Class Y		$602,936
29,059	The Hartford Dividend and Growth Fund, Class Y		604,142
			1,207,078
	Total equity funds
	(cost $1,010,085)		$1,207,078

FIXED INCOME FUNDS - 33.3%
54,622	The Hartford Total Return Bond Fund, Class Y		$602,478

	Total fixed income funds
	(cost $579,805)		$602,478

	Total investments in affiliated investment companies
	(cost $1,589,890)		$1,809,556

	Total long-term investments		$1,809,556
	(cost $1,589,890)

	Total investments
	(cost $1,589,890) ▲	100.0%	$1,809,556
	Other assets and liabilities	–%	48
	Total net assets	100.0%	$1,809,604

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $1,658,062 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$219,666
Unrealized Depreciation	(68,172)
Net Unrealized Appreciation	$151,494

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$1,809,556	$1,809,556	$—	$—
Total	$1,809,556	$1,809,556	$—	$—

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $1,589,890)	$1,809,556
Receivables:
Investment securities sold	972
Fund shares sold	1,373
Dividends and interest	1,462
Other assets	98
Total assets	1,813,461
Liabilities:
Payables:
Investment securities purchased	501
Fund shares redeemed	2,961
Administrative fees	—
Distribution fees	127
Accrued expenses	268
Total liabilities	3,857
Net assets	$1,809,604
Summary of Net Assets:
Capital stock and paid-in-capital	$1,665,481
Undistributed net investment income	738
Accumulated net realized loss	(76,281)
Unrealized appreciation of investments	219,666
Net assets	$1,809,604

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.78/$10.35
Shares outstanding	137,983
Net assets	$1,349,258
Class B: Net asset value per share	$9.74
Shares outstanding	12,487
Net assets	$121,638
Class C: Net asset value per share	$9.75
Shares outstanding	31,381
Net assets	$305,831
Class I: Net asset value per share	$9.78
Shares outstanding	2,207
Net assets	$21,595
Class R3: Net asset value per share	$9.76
Shares outstanding	1,029
Net assets	$10,038
Class R4: Net asset value per share	$9.77
Shares outstanding	116
Net assets	$1,128
Class R5: Net asset value per share	$9.78
Shares outstanding	12
Net assets	$116

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$30,082
Total investment income	30,082

Expenses:
Administrative services fees	11
Transfer agent fees	1,124
Distribution fees
Class A	1,659
Class B	607
Class C	1,521
Class R3	25
Class R4	1
Custodian fees	—
Accounting services fees	107
Registration and filing fees	86
Board of Directors' fees	22
Audit fees	11
Other expenses	150
Total expenses	5,324
Net Investment Income	24,758
Net Realized Loss on Investments:
Capital gain distribution received from underlying affiliated funds	2,913
Net realized loss on investments in underlying affiliated funds	(11,021)
Net Realized Loss on Investments	(8,108)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	120,977
Net Changes in Unrealized Appreciation of Investments	120,977
Net Gain on Investments	112,869
Net Increase in Net Assets Resulting from Operations	$137,627

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$24,758	$23,069
Net realized gain (loss) on investments	(8,108)	2,647
Net unrealized appreciation of investments	120,977	505
Net Increase In Net Assets Resulting From Operations	137,627	26,221
Distributions to Shareholders:
From net investment income
Class A	(19,391)	(20,476)
Class B	(1,290)	(806)
Class C	(3,334)	(2,255)
Class I	(324)	(364)
Class R3	(123)	(81)
Class R4	(13)	(10)
Class R5	(2)	(2)
Total from net investment income	(24,477)	(23,994)
From net realized gain on investments
Class A	(5,889)	—
Class B	(545)	—
Class C	(1,371)	—
Class I	(90)	—
Class R3	(41)	—
Class R4	(4)	—
Class R5	(1)	—
Total from net realized gain on investments	(7,941)	—
Total distributions	(32,418)	(23,994)
Capital Share Transactions:
Class A	(66,077)	(93,397)
Class B	(8,701)	(21,167)
Class C	(22,679)	(45,940)
Class I	555	(1,347)
Class R3	228	7,410
Class R4	249	613
Class R5	2	(9)
Net decrease from capital share transactions	(96,423)	(153,837)
Net Increase (Decrease) In Net Assets	8,786	(151,610)
Net Assets:
Beginning of period	1,800,818	1,952,428
End of period	$1,809,604	$1,800,818
Undistributed (distribution in excess of) net investment income (loss)	$738	$457

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Checks and Balances Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, seeks its investment goal through investment in Class Y shares of a combination of Hartford mutual funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

10

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of the Underlying Funds may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$23,994	$22,579

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$457
Undistributed Long-Term Capital Gain	7,940
Unrealized Appreciation *	30,517
Total Accumulated Earnings	$38,914

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund had no reclassifications.

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

During the year ended October 31, 2011, the Fund utilized $2,361 of prior year capital loss carryforwards.

12

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – HIFSCO serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HIFSCO in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HIFSCO for managing the Fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $2,701 and contingent deferred sales charges of $170 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for

13

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $63.  These commissions are in turn paid to sales representatives of the broker/dealers.

d)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	12	10%
Class R5	12	100

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$129,505
Sales Proceeds Excluding U.S. Government Obligations	231,585

14

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	7,813	2,711	(17,500)	—	(6,976)	28,858	2,137	(41,117)	—	(10,122)
Amount	$73,903	$24,808	$(164,788)	$—	$(66,077)	$275,688	$20,026	$(389,111)	$—	$(93,397)
Class B
Shares	107	196	(1,223)	—	(920)	375	83	(2,697)	—	(2,239)
Amount	$1,004	$1,770	$(11,475)	$—	$(8,701)	$3,545	$770	$(25,482)	$—	$(21,167)
Class C
Shares	1,421	492	(4,322)	—	(2,409)	5,177	225	(10,316)	—	(4,914)
Amount	$13,422	$4,458	$(40,559)	$—	$(22,679)	$49,357	$2,106	$(97,403)	$—	$(45,940)
Class I
Shares	421	36	(401)	—	56	1,003	28	(1,189)	—	(158)
Amount	$3,990	$326	$(3,761)	$—	$555	$9,666	$267	$(11,280)	$—	$(1,347)
Class R3
Shares	428	18	(418)	—	28	1,305	9	(553)	—	761
Amount	$4,099	$164	$(4,035)	$—	$228	$12,579	$81	$(5,250)	$—	$7,410
Class R4
Shares	34	2	(9)	—	27	86	1	(24)	—	63
Amount	$322	$17	$(90)	$—	$249	$828	$10	$(225)	$—	$613
Class R5
Shares	—	—	—	—	—	—	—	(1)	—	(1)
Amount	$—	$2	$—	$—	$2	$—	$2	$(11)	$—	$(9)
Total
Shares	10,224	3,455	(23,873)	—	(10,194)	36,804	2,483	(55,897)	—	(16,610)
Amount	$96,740	$31,545	$(224,708)	$—	$(96,423)	$351,663	$23,262	$(528,762)	$—	$(153,837)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	58	$545
For the Year Ended October 31, 2011	84	$802

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

15

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Checks and Balances Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$9.22	$0.14	$—	$0.60	$0.74	$(0.14)	$(0.04)	$—	$(0.18)	$0.56	$9.78
B	9.19	0.10	—	0.59	0.69	(0.10)	(0.04)	—	(0.14)	0.55	9.74
C	9.19	0.10	—	0.60	0.70	(0.10)	(0.04)	—	(0.14)	0.56	9.75
I	9.23	0.15	—	0.59	0.74	(0.15)	(0.04)	—	(0.19)	0.55	9.78
R3	9.20	0.12	—	0.60	0.72	(0.12)	(0.04)	—	(0.16)	0.56	9.76
R4	9.22	0.13	—	0.60	0.73	(0.14)	(0.04)	—	(0.18)	0.55	9.77
R5	9.23	0.15	—	0.59	0.74	(0.15)	(0.04)	—	(0.19)	0.55	9.78

For the Year Ended October 31, 2011
A	9.22	0.13	—	—	0.13	(0.13)	—	—	(0.13)	—	9.22
B	9.18	0.05	—	0.02	0.07	(0.06)	—	—	(0.06)	0.01	9.19
C	9.19	0.06	—	—	0.06	(0.06)	—	—	(0.06)	—	9.19
I	9.22	0.15	—	0.02	0.17	(0.16)	—	—	(0.16)	0.01	9.23
R3	9.21	0.10	—	—	0.10	(0.11)	—	—	(0.11)	(0.01)	9.20
R4	9.21	0.12	—	0.02	0.14	(0.13)	—	—	(0.13)	0.01	9.22
R5	9.22	0.15	—	0.02	0.17	(0.16)	—	—	(0.16)	0.01	9.23

For the Year Ended October 31, 2010 (G)
A	8.29	0.13	—	0.93	1.06	(0.13)	—	—	(0.13)	0.93	9.22
B	8.26	0.06	—	0.92	0.98	(0.06)	—	—	(0.06)	0.92	9.18
C	8.26	0.07	—	0.92	0.99	(0.06)	—	—	(0.06)	0.93	9.19
I	8.29	0.15	—	0.93	1.08	(0.15)	—	—	(0.15)	0.93	9.22
R3	8.29	0.10	—	0.92	1.02	(0.10)	—	—	(0.10)	0.92	9.21
R4	8.29	0.14	—	0.91	1.05	(0.13)	—	—	(0.13)	0.92	9.21
R5	8.29	0.16	—	0.92	1.08	(0.15)	—	—	(0.15)	0.93	9.22

For the Year Ended October 31, 2009
A	7.32	0.19	—	1.03	1.22	(0.20)	(0.05)	—	(0.25)	0.97	8.29
B	7.29	0.13	—	1.04	1.17	(0.15)	(0.05)	—	(0.20)	0.97	8.26
C	7.29	0.13	—	1.04	1.17	(0.15)	(0.05)	—	(0.20)	0.97	8.26
I	7.32	0.21	—	1.03	1.24	(0.22)	(0.05)	—	(0.27)	0.97	8.29
R3	7.31	0.17	—	1.04	1.21	(0.18)	(0.05)	—	(0.23)	0.98	8.29
R4	7.32	0.19	—	1.03	1.22	(0.20)	(0.05)	—	(0.25)	0.97	8.29
R5	7.32	0.21	—	1.03	1.24	(0.22)	(0.05)	—	(0.27)	0.97	8.29

For the Year Ended October 31, 2008
A	10.51	0.21	—	(3.17)	(2.96)	(0.23)	—	—	(0.23)	(3.19)	7.32
B	10.49	0.15	—	(3.19)	(3.04)	(0.16)	—	—	(0.16)	(3.20)	7.29
C	10.49	0.15	—	(3.18)	(3.03)	(0.17)	—	—	(0.17)	(3.20)	7.29
I(H)	9.89	0.14	—	(2.57)	(2.43)	(0.14)	—	—	(0.14)	(2.57)	7.32
R3(I)	9.38	0.03	—	(2.06)	(2.03)	(0.04)	—	—	(0.04)	(2.07)	7.31
R4(I)	9.38	0.03	—	(2.05)	(2.02)	(0.04)	—	—	(0.04)	(2.06)	7.32
R5(I)	9.38	0.03	—	(2.04)	(2.01)	(0.05)	—	—	(0.05)	(2.06)	7.32

From May 31, 2007 (commencement of operations), through October 31, 2007
A(J)	10.00	0.05	—	0.51	0.56	(0.05)	—	—	(0.05)	0.51	10.51
B(J)	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49
C(J)	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on February 29, 2008.
(I)	Commenced operations on August 29, 2008.
(J)	Commenced operations on May 31, 2007.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

8.15	%(E)	$1,349,258	0.42	%(F)	0.42	%(F)	0.42	%(F)	2.96	%(F)	7%
7.63	(E)	121,638	1.23	(F)	1.23	(F)	1.23	(F)	2.16	(F)	—
7.78	(E)	305,831	1.16	(F)	1.16	(F)	1.16	(F)	2.22	(F)	—
8.17	(E)	21,595	0.16	(F)	0.16	(F)	0.16	(F)	3.21	(F)	—
7.99	(E)	10,038	0.76	(F)	0.76	(F)	0.76	(F)	2.47	(F)	—
8.03	(E)	1,128	0.47	(F)	0.47	(F)	0.47	(F)	2.74	(F)	—
8.17	(E)	116	0.16	(F)	0.16	(F)	0.16	(F)	3.19	(F)	—

1.44		1,337,009	0.41		0.41		0.41		1.36		19
0.71		123,183	1.21		1.21		1.21		0.55		—
0.66		310,632	1.16		1.16		1.16		0.61		—
1.81		19,854	0.15		0.15		0.15		1.61		—
1.05		9,211	0.76		0.76		0.76		1.00		—
1.53		822	0.47		0.46		0.46		1.29		—
1.83		107	0.15		0.15		0.15		1.62		—

12.85		1,429,438	0.42		0.42		0.42		1.51		19
11.87		143,627	1.23		1.23		1.23		0.69		—
12.06		355,504	1.16		1.16		1.16		0.75		—
13.09		21,297	0.17		0.17		0.17		1.75		—
12.40		2,206	0.81		0.78		0.78		1.15		—
12.76		241	0.50		0.47		0.47		1.75		—
13.13		115	0.16		0.15		0.15		1.76		—

17.34		1,073,060	0.46		0.46		0.46		2.45		3
16.56		141,845	1.31		1.23		1.23		1.68		—
16.56		298,931	1.22		1.22		1.22		1.76		—
17.68		19,988	0.20		0.20		0.20		2.61		—
17.18		598	0.87		0.78		0.78		1.46		—
17.30		112	0.49		0.48		0.48		2.48		—
17.65		98	0.17		0.17		0.17		2.84		—

(28.70)		649,297	0.42		0.41		0.41		2.08		6
(29.32)		88,364	1.26		1.23		1.23		1.22		—
(29.29)		211,502	1.17		1.17		1.17		1.26		—
(23.71	)(E)	8,293	0.16	(F)	0.16	(F)	0.16	(F)	2.09	(F)	—
(21.19	)(E)	80	0.81	(F)	0.80	(F)	0.80	(F)	1.93	(F)	—
(21.06	)(E)	79	0.51	(F)	0.50	(F)	0.50	(F)	2.23	(F)	—
(21.04	)(E)	79	0.21	(F)	0.21	(F)	0.21	(F)	2.52	(F)	—

5.56	(E)	172,572	0.43	(F)	0.43	(F)	0.43	(F)	1.77	(F)	—
5.24	(E)	19,750	1.26	(F)	1.25	(F)	1.25	(F)	0.96	(F)	—
5.23	(E)	55,105	1.18	(F)	1.18	(F)	1.18	(F)	1.02	(F)	—

19

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Checks and Balances Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,081.50	$2.15	$1,000.00	$1,022.80	$2.09	0.42%	182	366
Class B	$1,000.00	$1,076.30	$6.32	$1,000.00	$1,018.77	$6.15	1.23	182	366
Class C	$1,000.00	$1,077.80	$6.01	$1,000.00	$1,019.08	$5.84	1.16	182	366
Class I	$1,000.00	$1,081.70	$0.80	$1,000.00	$1,024.09	$0.78	0.16	182	366
Class R3	$1,000.00	$1,079.90	$3.91	$1,000.00	$1,021.11	$3.80	0.76	182	366
Class R4	$1,000.00	$1,080.30	$2.42	$1,000.00	$1,022.54	$2.35	0.47	182	366
Class R5	$1,000.00	$1,081.70	$0.81	$1,000.00	$1,024.08	$0.79	0.16	182	366

23

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-CB12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Conservative Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Conservative Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Conservative Allocation Fund inception 05/28/2004

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks current income and long-term capital appreciation.

Performance Overview 5/28/04 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Conservative Allocation A#	5.87%	2.39%	3.59%	5.19%
Conservative Allocation A##		-3.24%	2.43%	4.45%
Conservative Allocation B#	5.44%	1.55%	2.78%	NA *
Conservative Allocation B##		-3.45%	2.42%	NA *
Conservative Allocation C#	5.49%	1.64%	2.84%	4.46%
Conservative Allocation C##		0.64%	2.84%	4.46%
Conservative Allocation I#	6.12%	2.77%	3.87%	5.40%
Conservative Allocation R3#	5.70%	2.07%	3.17%	4.90%
Conservative Allocation R4#	5.96%	2.45%	3.55%	5.16%
Conservative Allocation R5#	6.01%	2.66%	3.85%	5.36%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.37%	5.73%
S&P 500 Index	12.76%	4.73%	1.00%	4.95%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Conservative Allocation Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Richard P. Meagher, CFA and Wendy M. Cromwell, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class A shares of The Hartford Conservative Allocation Fund returned 5.87% for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with investment strategies similar to those of the Fund, was 5.05%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 40% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the period, the structural allocation impact was negative, driven by diversification into international equities. Negative structural allocation measures were partially offset by diversification beyond intermediate bonds and into high yield credit, which outperformed the Barclays Capital U.S. Aggregate Bond Index.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. We expect this process to

3

The Hartford Conservative Allocation Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments
as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	1.4%
Powershares Emerging Markets Sovereign Debt Portfolio	1.3
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	7.6
The Hartford Capital Appreciation Fund, Class Y	0.6
The Hartford Capital Appreciation II Fund, Class Y	0.7
The Hartford Disciplined Equity Fund, Class Y	4.3
The Hartford Dividend and Growth Fund, Class Y	2.4
The Hartford Equity Income Fund, Class Y	6.9
The Hartford Floating Rate Fund, Class Y	3.2
The Hartford Fundamental Growth Fund, Class Y	1.2
The Hartford Global Growth Fund, Class Y	0.3
The Hartford Global Research Fund, Class Y	1.6
The Hartford Growth Fund, Class Y	1.3
The Hartford High Yield Fund, Class Y	0.2
The Hartford Inflation Plus Fund, Class Y	14.4
The Hartford International Opportunities Fund, Class Y	1.2
The Hartford International Small Company Fund, Class Y	1.0
The Hartford International Value Fund, Class Y	2.1
The Hartford MidCap Fund, Class Y	0.7
The Hartford MidCap Value Fund, Class Y	1.0
The Hartford Money Market Fund, Class Y	0.4
The Hartford Short Duration Fund, Class Y	17.4
The Hartford Small Company Fund, Class Y	0.6
The Hartford Small/Mid Cap Equity Fund, Class Y	0.9
The Hartford SmallCap Growth Fund, Class Y	1.2
The Hartford Strategic Income Fund, Class Y	3.8
The Hartford Total Return Bond Fund, Class Y	17.4
The Hartford Value Fund, Class Y	3.9
The Hartford Value Opportunities Fund, Class Y	0.9
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Conservative Allocation Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.2%
EQUITY FUNDS - 40.4%
1,884	The Hartford Alternative Strategies Fund, Class Y		$21,284
48	The Hartford Capital Appreciation Fund, Class Y		1,699
122	The Hartford Capital Appreciation II Fund, Class Y●		1,776
813	The Hartford Disciplined Equity Fund, Class Y		12,056
314	The Hartford Dividend and Growth Fund, Class Y		6,525
1,316	The Hartford Equity Income Fund, Class Y		19,282
280	The Hartford Fundamental Growth Fund, Class Y		3,398
47	The Hartford Global Growth Fund, Class Y●		779
476	The Hartford Global Research Fund, Class Y		4,509
179	The Hartford Growth Fund, Class Y●		3,560
227	The Hartford International Opportunities Fund, Class Y		3,385
205	The Hartford International Small Company Fund, Class Y		2,696
507	The Hartford International Value Fund, Class Y		5,935
87	The Hartford MidCap Fund, Class Y		1,964
210	The Hartford MidCap Value Fund, Class Y		2,717
74	The Hartford Small Company Fund, Class Y		1,639
221	The Hartford Small/Mid Cap Equity Fund, Class Y		2,507
95	The Hartford SmallCap Growth Fund, Class Y●		3,423
885	The Hartford Value Fund, Class Y		10,893
180	The Hartford Value Opportunities Fund, Class Y		2,570
			112,597
	Total equity funds
	(cost $96,994)		$112,597

FIXED INCOME FUNDS - 56.8%
1,006	The Hartford Floating Rate Fund, Class Y		$8,913
98	The Hartford High Yield Fund, Class Y		718
3,257	The Hartford Inflation Plus Fund, Class Y		40,188
995	The Hartford Money Market Fund, Class Y●		995
4,892	The Hartford Short Duration Fund, Class Y		48,428
1,118	The Hartford Strategic Income Fund, Class Y		10,506
4,408	The Hartford Total Return Bond Fund, Class Y		48,621
			158,369
	Total fixed income funds
	(cost $151,427)		$158,369

	Total investments in affiliated investment companies
	(cost $248,421)		$270,966

EXCHANGE TRADED FUNDS - 2.7%
142	Powershares DB Commodity Index Tracking Fund ●		$4,037
122	Powershares Emerging Markets Sovereign Debt Portfolio		3,487
			7,524
	Total exchange traded funds
	(cost $6,181)		$7,524

	Total long-term investments (cost $254,602)		$278,490

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
43	State Street Bank Money Market Fund		$43

	Total short-term investments
	(cost $43)		$43

	Total investments
	(cost $254,645) ▲	99.9%	$278,533
	Other assets and liabilities	0.1%	161
	Total net assets	100.0%	$278,694

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $256,516 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$24,171
Unrealized Depreciation	(2,154)
Net Unrealized Appreciation	$22,017

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$270,966	$270,966	$—	$—
Exchange Traded Funds	7,524	7,524	—	—
Short-Term Investments	43	43	—	—
Total	$278,533	$278,533	$—	$—

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $6,224)	$7,567
Investments in underlying affiliated funds, at market value (cost $248,421)	270,966
Receivables:
Investment securities sold	182
Fund shares sold	309
Dividends and interest	269
Other assets	66
Total assets	279,359
Liabilities:
Bank overdraft	27
Payables:
Investment securities purchased	191
Fund shares redeemed	384
Investment management fees	7
Administrative fees	1
Distribution fees	21
Accrued expenses	34
Total liabilities	665
Net assets	$278,694
Summary of Net Assets:
Capital stock and paid-in-capital	$261,890
Distributions in excess of net investment loss	(734)
Accumulated net realized loss	(6,350)
Unrealized appreciation of investments	23,888
Net assets	$278,694

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.20/$11.85
Shares outstanding	15,017
Net assets	$168,262
Class B: Net asset value per share	$11.20
Shares outstanding	1,831
Net assets	$20,512
Class C: Net asset value per share	$11.19
Shares outstanding	5,293
Net assets	$59,224
Class I: Net asset value per share	$11.19
Shares outstanding	116
Net assets	$1,300
Class R3: Net asset value per share	$11.23
Shares outstanding	879
Net assets	$9,880
Class R4: Net asset value per share	$11.19
Shares outstanding	1,303
Net assets	$14,574
Class R5: Net asset value per share	$11.20
Shares outstanding	441
Net assets	$4,942

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$91
Dividends from underlying affiliated funds	2,946
Total investment income	3,037

Expenses:
Investment management fees	203
Administrative services fees	21
Transfer agent fees	132
Distribution fees
Class A	206
Class B	104
Class C	284
Class R3	21
Class R4	17
Custodian fees	—
Accounting services fees	16
Registration and filing fees	52
Board of Directors' fees	4
Audit fees	6
Other expenses	20
Total expenses	1,086
Net Investment Income	1,951
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	2,512
Net realized gain on investments in underlying affiliated funds	3,178
Net Realized Gain on Investments	5,690
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	7,466
Net unrealized appreciation of investments	231
Net Changes in Unrealized Appreciation of Investments	7,697
Net Gain on Investments	13,387
Net Increase in Net Assets Resulting from Operations	$15,338

The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,951	$4,723
Net realized gain on investments	5,690	15,048
Net unrealized appreciation (depreciation) of investments	7,697	(9,584)
Net Increase In Net Assets Resulting From Operations	15,338	10,187
Distributions to Shareholders:
From net investment income
Class A	(2,015)	(4,106)
Class B	(170)	(384)
Class C	(482)	(947)
Class I	(18)	(32)
Class R3	(89)	(114)
Class R4	(164)	(335)
Class R5	(65)	(168)
Total distributions	(3,003)	(6,086)
Capital Share Transactions:
Class A	(3,027)	(2,150)
Class B	(1,880)	(2,636)
Class C	693	2,138
Class I	(8)	508
Class R3	2,138	3,915
Class R4	828	32
Class R5	(66)	(1,450)
Net increase (decrease) from capital share transactions	(1,322)	357
Net Increase In Net Assets	11,013	4,458
Net Assets:
Beginning of period	267,681	263,223
End of period	$278,694	$267,681
Undistributed (distribution in excess of) net investment income (loss)	$(734)	$318

The accompanying notes are an integral part of these financial statements.

9

The Hartford Conservative Allocation Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Conservative Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

12

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$6,086	$4,836

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$319
Accumulated Capital Losses *	(10,170)
Unrealized Appreciation †	14,320
Total Accumulated Earnings	$4,469

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,121
Accumulated Net Realized Gain (Loss)	(1,121)

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$177
2016	691
2017	4,395
2018	4,907
Total	$10,170

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2011, the Fund utilized $14,294 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

14

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $431 and contingent deferred sales charges of $21 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $12.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	10	2%

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$49,445
Sales Proceeds Excluding U.S. Government Obligations	49,238

16

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,587	182	(2,043)	—	(274)	3,818	372	(4,379)	—	(189)
Amount	$17,229	$1,954	$(22,210)	$—	$(3,027)	$41,004	$3,971	$(47,125)	$—	$(2,150)
Class B
Shares	66	15	(253)	—	(172)	250	33	(527)	—	(244)
Amount	$717	$157	$(2,754)	$—	$(1,880)	$2,665	$354	$(5,655)	$—	$(2,636)
Class C
Shares	626	41	(604)	—	63	1,451	81	(1,335)	—	197
Amount	$6,798	$441	$(6,546)	$—	$693	$15,622	$859	$(14,343)	$—	$2,138
Class I
Shares	30	1	(32)	—	(1)	92	3	(48)	—	47
Amount	$326	$15	$(349)	$—	$(8)	$996	$28	$(516)	$—	$508
Class R3
Shares	265	8	(76)	—	197	422	11	(68)	—	365
Amount	$2,867	$89	$(818)	$—	$2,138	$4,533	$114	$(732)	$—	$3,915
Class R4
Shares	273	15	(214)	—	74	336	32	(366)	—	2
Amount	$2,998	$164	$(2,334)	$—	$828	$3,642	$335	$(3,945)	$—	$32
Class R5
Shares	34	6	(46)	—	(6)	549	16	(697)	—	(132)
Amount	$368	$65	$(499)	$—	$(66)	$5,867	$168	$(7,485)	$—	$(1,450)
Total
Shares	2,881	268	(3,268)	—	(119)	6,918	548	(7,420)	—	46
Amount	$31,303	$2,885	$(35,510)	$—	$(1,322)	$74,329	$5,829	$(79,801)	$—	$357

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	33	$363
For the Year Ended October 31, 2011	36	$388

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

17

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

18

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19

The Hartford Conservative Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$10.71	$0.09	$—	$0.53	$0.62	$(0.13)	$—	$—	$(0.13)	$0.49	$11.20
B	10.71	0.05	—	0.53	0.58	(0.09)	—	—	(0.09)	0.49	11.20
C	10.70	0.05	—	0.53	0.58	(0.09)	—	—	(0.09)	0.49	11.19
I	10.69	0.11	—	0.54	0.65	(0.15)	—	—	(0.15)	0.50	11.19
R3	10.74	0.07	—	0.54	0.61	(0.12)	—	—	(0.12)	0.49	11.23
R4	10.69	0.09	—	0.54	0.63	(0.13)	—	—	(0.13)	0.50	11.19
R5	10.71	0.10	—	0.54	0.64	(0.15)	—	—	(0.15)	0.49	11.20

For the Year Ended October 31, 2011
A	10.55	0.21	—	0.22	0.43	(0.27)	—	—	(0.27)	0.16	10.71
B	10.55	0.13	—	0.21	0.34	(0.18)	—	—	(0.18)	0.16	10.71
C	10.54	0.13	—	0.22	0.35	(0.19)	—	—	(0.19)	0.16	10.70
I	10.54	0.23	—	0.22	0.45	(0.30)	—	—	(0.30)	0.15	10.69
R3	10.59	0.18	—	0.21	0.39	(0.24)	—	—	(0.24)	0.15	10.74
R4	10.54	0.21	—	0.20	0.41	(0.26)	—	—	(0.26)	0.15	10.69
R5	10.55	0.23	—	0.23	0.46	(0.30)	—	—	(0.30)	0.16	10.71

For the Year Ended October 31, 2010
A	9.57	0.23	—	0.98	1.21	(0.23)	—	—	(0.23)	0.98	10.55
B	9.57	0.15	—	0.97	1.12	(0.14)	—	—	(0.14)	0.98	10.55
C	9.56	0.15	—	0.98	1.13	(0.15)	—	—	(0.15)	0.98	10.54
I	9.56	0.28	—	0.95	1.23	(0.25)	—	—	(0.25)	0.98	10.54
R3	9.61	0.18	—	1.00	1.18	(0.20)	—	—	(0.20)	0.98	10.59
R4	9.56	0.22	—	0.98	1.20	(0.22)	—	—	(0.22)	0.98	10.54
R5	9.57	0.25	—	0.98	1.23	(0.25)	—	—	(0.25)	0.98	10.55

For the Year Ended October 31, 2009 (G)
A	8.30	0.25	—	1.28	1.53	(0.26)	—	—	(0.26)	1.27	9.57
B	8.30	0.19	—	1.27	1.46	(0.19)	—	—	(0.19)	1.27	9.57
C	8.29	0.19	—	1.27	1.46	(0.19)	—	—	(0.19)	1.27	9.56
I	8.29	0.26	—	1.29	1.55	(0.28)	—	—	(0.28)	1.27	9.56
R3	8.28	0.17	—	1.32	1.49	(0.16)	—	—	(0.16)	1.33	9.61
R4	8.29	0.25	—	1.27	1.52	(0.25)	—	—	(0.25)	1.27	9.56
R5	8.30	0.26	—	1.29	1.55	(0.28)	—	—	(0.28)	1.27	9.57

For the Year Ended October 31, 2008
A	11.63	0.33	—	(2.84)	(2.51)	(0.42)	(0.40)	—	(0.82)	(3.33)	8.30
B	11.62	0.24	—	(2.82)	(2.58)	(0.34)	(0.40)	—	(0.74)	(3.32)	8.30
C	11.62	0.23	—	(2.81)	(2.58)	(0.35)	(0.40)	—	(0.75)	(3.33)	8.29
I	11.61	0.39	—	(2.86)	(2.47)	(0.45)	(0.40)	—	(0.85)	(3.32)	8.29
R3	11.61	0.32	—	(2.86)	(2.54)	(0.39)	(0.40)	—	(0.79)	(3.33)	8.28
R4	11.62	0.34	—	(2.85)	(2.51)	(0.42)	(0.40)	—	(0.82)	(3.33)	8.29
R5	11.63	0.39	—	(2.87)	(2.48)	(0.45)	(0.40)	—	(0.85)	(3.33)	8.30

For the Year Ended October 31, 2007
A	11.16	0.33	—	0.81	1.14	(0.38)	(0.29)	—	(0.67)	0.47	11.63
B	11.16	0.25	—	0.80	1.05	(0.30)	(0.29)	—	(0.59)	0.46	11.62
C	11.15	0.25	—	0.81	1.06	(0.30)	(0.29)	—	(0.59)	0.47	11.62
I	11.16	0.38	—	0.78	1.16	(0.42)	(0.29)	—	(0.71)	0.45	11.61
R3(I)	10.95	0.16	—	0.70	0.86	(0.20)	—	—	(0.20)	0.66	11.61
R4(I)	10.95	0.20	—	0.70	0.90	(0.23)	—	—	(0.23)	0.67	11.62
R5(I)	10.95	0.24	—	0.68	0.92	(0.24)	—	—	(0.24)	0.68	11.63

20

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

5.87	%(E)	$168,262	0.58	%(F)	0.58	%(F)	0.58	%(F)	1.67	%(F)	18%
5.44	(E)	20,512	1.38	(F)	1.38	(F)	1.38	(F)	0.90	(F)	—
5.49	(E)	59,224	1.32	(F)	1.32	(F)	1.32	(F)	0.93	(F)	—
6.12	(E)	1,300	0.30	(F)	0.30	(F)	0.30	(F)	1.99	(F)	—
5.70	(E)	9,880	0.93	(F)	0.93	(F)	0.93	(F)	1.14	(F)	—
5.96	(E)	14,574	0.62	(F)	0.62	(F)	0.62	(F)	1.60	(F)	—
6.01	(E)	4,942	0.32	(F)	0.32	(F)	0.32	(F)	1.93	(F)	—

4.09		163,779	0.58		0.58		0.58		1.99		41
3.24		21,454	1.37		1.37		1.37		1.20		—
3.32		55,946	1.32		1.32		1.32		1.23		—
4.29		1,248	0.30		0.30		0.30		2.16		—
3.67		7,324	0.93		0.93		0.93		1.48		—
3.95		13,142	0.62		0.62		0.62		1.93		—
4.36		4,788	0.32		0.32		0.32		2.30		—

12.74		163,353	0.58		0.58		0.58		2.26		28
11.83		23,697	1.38		1.38		1.38		1.48		—
11.92		53,036	1.33		1.33		1.33		1.51		—
13.02		741	0.33		0.33		0.33		2.51		—
12.41		3,357	0.94		0.93		0.93		1.75		—
12.71		12,932	0.62		0.62		0.62		2.19		—
13.02		6,107	0.32		0.32		0.32		2.51		—

18.90		134,824	0.62		0.62		0.62		3.00		20	(H)
18.01		24,438	1.46		1.38		1.38		2.26		—
18.04		46,279	1.39		1.38		1.38		2.28		—
19.19		908	0.36		0.36		0.36		3.17		—
18.22		680	1.02		1.02		1.02		2.06		—
18.89		8,078	0.66		0.66		0.66		2.94		—
19.22		4,895	0.36		0.36		0.36		3.10		—

(22.99)		107,922	0.57		0.57		0.57		3.09		27
(23.55)		20,703	1.40		1.40		1.40		2.29		—
(23.57)		40,054	1.33		1.33		1.33		2.23		—
(22.73)		418	0.31		0.31		0.31		4.43		—
(23.28)		269	0.97		0.97		0.97		2.01		—
(23.01)		4,900	0.63		0.63		0.63		2.21		—
(22.81)		2,097	0.34		0.34		0.34		2.84		—

10.64		121,488	0.59		0.59		0.59		2.91		40
9.81		25,903	1.42		1.28		1.28		2.25		—
9.91		46,433	1.35		1.28		1.28		2.17		—
10.86		1,502	0.27		0.27		0.27		2.64		—
7.93	(E)	20	1.05	(F)	1.03	(F)	1.03	(F)	1.87	(F)	—
8.25	(E)	429	0.75	(F)	0.75	(F)	0.75	(F)	2.26	(F)	—
8.53	(E)	695	0.48	(F)	0.46	(F)	0.46	(F)	2.41	(F)	—

21

The Hartford Conservative Allocation Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales associated with the transition of assets from The Hartford Retirement Income Fund, which merged into the Fund on February 20, 2009. These sales are excluded from the portfolio turnover rate calculation.
(I)	Commenced operations on December 22, 2006.

22

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

23

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

24

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,058.70	$2.96	$1,000.00	$1,021.99	$2.90	0.58%	182	366
Class B	$1,000.00	$1,054.40	$7.04	$1,000.00	$1,018.01	$6.91	1.38	182	366
Class C	$1,000.00	$1,054.90	$6.74	$1,000.00	$1,018.31	$6.62	1.32	182	366
Class I	$1,000.00	$1,061.20	$1.53	$1,000.00	$1,023.38	$1.50	0.30	182	366
Class R3	$1,000.00	$1,057.00	$4.75	$1,000.00	$1,020.24	$4.67	0.93	182	366
Class R4	$1,000.00	$1,059.60	$3.19	$1,000.00	$1,021.76	$3.13	0.62	182	366
Class R5	$1,000.00	$1,060.10	$1.66	$1,000.00	$1,023.25	$1.63	0.32	182	366

26

The Hartford Conservative Allocation Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Conservative Allocation Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including asset allocation portfolios, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk-balanced approach to construction of target risk asset allocation funds that are designed to provide diversification across different market environments.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

27

The Hartford Conservative Allocation Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

28

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-CAL12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Disciplined Equity Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Disciplined Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Disciplined Equity Fund inception 04/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Disciplined Equity A#	12.89%	3.64%	0.65%	3.94%
Disciplined Equity A##		-2.06%	-0.48%	3.35%
Disciplined Equity B#	12.43%	2.80%	0.00%	NA *
Disciplined Equity B##		-2.20%	-0.40%	NA *
Disciplined Equity C#	12.47%	2.81%	-0.11%	3.18%
Disciplined Equity C##		1.81%	-0.11%	3.18%
Disciplined Equity R3#	12.76%	3.41%	0.44%	4.06%
Disciplined Equity R4#	12.96%	3.75%	0.70%	4.21%
Disciplined Equity R5#	13.17%	4.09%	1.03%	4.39%
Disciplined Equity Y#	13.14%	4.15%	1.11%	4.44%
S&P 500 Index	12.76%	4.73%	1.00%	4.70%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Disciplined Equity Fund

Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Manager
Mammen Chally, CFA
Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Disciplined Equity Fund returned 12.89%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the S&P 500 Index, which returned 12.76% for the same period. The Fund also outperformed the 11.64% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher during the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

The Fund benefitted from strong stock selection in the Health Care, Financials, Consumer Staples, and Industrials sectors. This was partially offset by unfavorable stock selection in the Consumer Discretionary, Information Technology, and Energy sectors. Overall sector positioning, a fallout of the bottom up stock selection process (i.e. stock by stock fundamental research), contributed modestly to benchmark-relative returns during the period. The Fund’s performance benefitted from the use of selected call and put options on names held in the Fund, while a modest cash position detracted from relative performance in an upward-trending market.

The largest contributors to relative performance were Regeneron Pharmaceuticals (Health Care), TJX Companies (Consumer Discretionary), and Ross Stores (Consumer Discretionary). Regeneron Pharmaceuticals, a biotechnology company, performed well after a stronger-than-expected launch of macular degeneration treatment drug Eylea improved investor confidence and sent shares higher. Shares of discount retailers TJX and Ross Stores both benefitted from increasing same-store-sales growth in an environment of rising prices at some full-priced retailers. Our positions in Apple (Information Technology), Philip Morris International (Consumer Staples), and Wells Fargo (Financials) were other top contributors to absolute performance.

The largest detractors from performance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark were Deckers Outdoor (Consumer Discretionary), Chesapeake Energy (Energy), and Abercrombie & Fitch (Consumer Discretionary). Deckers Outdoor is a designer and marketer of fashion-oriented footwear, including the UGG and Teva proprietary brands. Shares declined after disappointing guidance and margin pressures from higher product costs led to a reduction in consensus earnings expectations. Shares of natural gas and oil, and natural gas liquids producer Chesapeake Energy underperformed on concerns that increased spending on leaseholds and capital expenditures would not result in higher production guidance. Retailer Abercrombie & Fitch reported a disappointing quarter as same store sales turned modestly negative in the European flagships. Oracle Corporation (Information Technology) was also among the top detractors from absolute performance during the period.

What is the outlook?

Economic reports in the U.S. have been encouragingly upbeat, especially in the labor market, which shows clear signs of healing. We still consider the U.S. to be well positioned in a global context, but expect its pace of economic acceleration to moderate. Remarkably mild winter weather provided a boost to housing, the service sector, and employment in the early months of 2012, likely borrowing somewhat from second quarter growth.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of what we believe to be the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight to the Health Care and Information Technology sectors, and most underweight in Financials,

3

The Hartford Disciplined Equity Fund

Manager Discussion – (continued)
April 30, 2012 (Unaudited)

Telecommunication Services, and Energy relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	0.9%
Banks (Financials)	4.8
Capital Goods (Industrials)	8.8
Commercial & Professional Services (Industrials)	1.8
Consumer Durables & Apparel (Consumer Discretionary)	1.5
Consumer Services (Consumer Discretionary)	1.4
Diversified Financials (Financials)	5.5
Energy (Energy)	9.5
Food & Staples Retailing (Consumer Staples)	3.5
Food, Beverage & Tobacco (Consumer Staples)	6.2
Health Care Equipment & Services (Health Care)	4.0
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	1.7
Materials (Materials)	2.2
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.1
Retailing (Consumer Discretionary)	6.6
Semiconductors & Semiconductor Equipment (Information Technology)	0.7
Software & Services (Information Technology)	14.5
Technology Hardware & Equipment (Information Technology)	7.8
Telecommunication Services (Services)	0.6
Utilities (Utilities)	2.9
Short-Term Investments	1.3
Other Assets and Liabilities	0.7
Total	100.0%

4

The Hartford Disciplined Equity Fund

Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Automobiles & Components - 0.9%
159	Ford Motor Co. w/ Rights	$1,793

	Banks - 4.8%
51	BB&T Corp.	1,645
48	PNC Financial Services Group, Inc.	3,172
135	Wells Fargo & Co.	4,508
		9,325
	Capital Goods - 8.8%
31	AMETEK, Inc.	1,539
14	Boeing Co.	1,108
11	Caterpillar, Inc.	1,108
20	Cooper Industries plc Class A	1,282
24	Dover Corp.	1,484
113	General Electric Co.	2,218
25	Illinois Tool Works, Inc.	1,437
12	Parker-Hannifin Corp.	1,038
16	TransDigm Group, Inc. ●	1,991
37	United Technologies Corp.	2,992
5	W.W. Grainger, Inc.	1,118
		17,315
	Commercial & Professional Services - 1.8%
34	Equifax, Inc. ●	1,575
29	Towers Watson & Co.	1,867
		3,442
	Consumer Durables & Apparel - 1.5%
8	Deckers Outdoor Corp. ●	430
27	PVH Corp. Θ	2,414
		2,844
	Consumer Services - 1.4%
28	McDonald's Corp.	2,763

	Diversified Financials - 5.5%
26	Ameriprise Financial, Inc.	1,416
266	Bank of America Corp.	2,159
7	BlackRock, Inc.	1,245
59	Citigroup, Inc.	1,961
66	JP Morgan Chase & Co.	2,827
81	SLM Corp.	1,204
		10,812
	Energy - 9.5%
54	Chesapeake Energy Corp.	997
20	Chevron Corp.	2,164
51	Cobalt International Energy ● Θ	1,362
50	ConocoPhillips Holding Co.	3,606
45	Exxon Mobil Corp.	3,857
36	Marathon Oil Corp.	1,062
21	National Oilwell Varco, Inc.	1,597
31	Occidental Petroleum Corp.	2,864
63	WPX Energy, Inc. ●	1,112
		18,621
	Food & Staples Retailing - 3.5%
22	Costco Wholesale Corp.	1,940
59	CVS Caremark Corp.	2,645
63	Walgreen Co.	2,221
		6,806
	Food, Beverage & Tobacco - 6.2%
70	Altria Group, Inc.	2,253
16	Lorillard, Inc.	2,163
45	PepsiCo, Inc.	2,998
53	Philip Morris International, Inc.	4,747
		12,161
	Health Care Equipment & Services - 4.0%
29	Covidien plc	1,594
21	McKesson Corp.	1,908
26	St. Jude Medical, Inc.	1,005
58	UnitedHealth Group, Inc.	3,263
		7,770
	Household & Personal Products - 1.0%
29	Energizer Holdings, Inc. ●	2,055

	Insurance - 1.7%
20	ACE Ltd.	1,533
50	MetLife, Inc.	1,785
		3,318
	Materials - 2.2%
64	Dow Chemical Co.	2,175
24	Newmont Mining Corp.	1,152
8	Sherwin-Williams Co.	978
		4,305
	Media - 1.0%
43	Viacom, Inc. Class B	1,992

	Pharmaceuticals, Biotechnology & Life Sciences - 11.1%
27	Agilent Technologies, Inc.	1,146
30	Amgen, Inc.	2,100
9	Biogen Idec, Inc. ●	1,272
57	Eli Lilly & Co.	2,372
67	Forest Laboratories, Inc. ●	2,322
42	Gilead Sciences, Inc. ●	2,167
130	Merck & Co., Inc.	5,110
7	Regeneron Pharmaceuticals, Inc. ●	929
26	Salix Pharmaceuticals Ltd. ●	1,302
21	Thermo Fisher Scientific, Inc.	1,193
26	Watson Pharmaceuticals, Inc. ●Θ	1,937
		21,850
	Retailing - 6.6%
34	Abercrombie & Fitch Co. Class A	1,695
15	Amazon.com, Inc. ●Θ	3,576
73	Lowe's Co., Inc.	2,305
37	Ross Stores, Inc.	2,295
74	TJX Cos., Inc.	3,100
		12,971
	Semiconductors & Semiconductor Equipment - 0.7%
41	Avago Technologies Ltd.	1,405

	Software & Services - 14.5%
47	Accenture plc	3,020
135	Activision Blizzard, Inc.	1,736
58	eBay, Inc. ●Θ	2,388
13	Factset Research Systems, Inc.	1,383
4	Google, Inc. ●	2,518
37	Intuit, Inc.	2,127
3	Mastercard, Inc. Θ	1,515
168	Microsoft Corp.	5,386
121	Oracle Corp.	3,552
15	Teradata Corp. ●	1,059

The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund

Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Software & Services - 14.5% - (continued)
56	VeriSign, Inc. Θ		$2,292
77	Western Union Co.		1,418
			28,394
	Technology Hardware & Equipment - 7.8%
14	Apple, Inc. ●		8,407
129	Cisco Systems, Inc.		2,606
89	EMC Corp. ●		2,515
28	Qualcomm, Inc.		1,817
			15,345
	Telecommunication Services - 0.6%
36	AT&T, Inc.		1,183

	Utilities - 2.9%
44	American Electric Power Co., Inc.		1,727
21	NextEra Energy, Inc.		1,321
96	Xcel Energy, Inc.		2,600
			5,648
	Total common stocks
	(cost $155,432)		$192,118

	Total long-term investments
	(cost $155,432)		$192,118

SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $615,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $627)
$615	0.20%, 04/30/2012		$615
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $823, collateralized by FHLMC 4.00% - 4.50%, 2039 - 2041, FNMA 3.00% - 5.00%, 2027 - 2040, value of $840)
823	0.20%, 04/30/2012		823
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $325, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $332)
325	0.21%, 04/30/2012		325
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $269, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $275)
269	0.19%, 04/30/2012		269
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $-, collateralized by U.S. Treasury Note 0.75%, 2013, value of $-)
–	0.17%, 04/30/2012		–
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $442, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $451)
442	0.21%, 04/30/2012		$442
			2,474
	Total short-term investments
	(cost $2,474)		$2,474

	Total investments
	(cost $157,906) ▲	99.3%	$194,592
	Other assets and liabilities	0.7%	1,356
	Total net assets	100.0%	$195,948

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $158,063 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$39,745
Unrealized Depreciation	(3,216)
Net Unrealized Appreciation	$36,529

●	Non-income producing.

The accompanying notes are an integral part of these financial statements.

6

Θ	At April 30, 2012, this security, or a portion of this security, is designated to cover written call options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Amazon.com, Inc. Option	Equity	$215.00	05/19/2012	10	$18	$2	$(16)
Cobalt International Energy Option	Equity	$37.50	05/19/2012	64	1	4	3
eBay, Inc. Option	Equity	$37.00	05/19/2012	56	23	5	(18)
Mastercard, Inc. Option	Equity	$440.00	05/19/2012	5	12	9	(3)
PVH Corp. Option	Equity	$95.00	05/19/2012	22	1	4	3
VeriSign, Inc. Option	Equity	$45.00	06/16/2012	46	1	2	1
Watson Pharmaceuticals, Inc. Option	Equity	$75.00	05/19/2012	29	5	4	(1)
					$61	$30	$(31)

*	The number of contracts does not omit 000's.

Written Put Option Contracts Outstanding at April 30, 2012

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Marathon Oil Corp. Option	Equity	$27.00	05/19/2012	64	$1	$2	$1
Mastercard, Inc. Option	Equity	$400.00	05/19/2012	4	1	2	1
Newmont Mining Corp. Option	Equity	$41.00	06/16/2012	41	1	2	1
Parker-Hannifin Corp. Option	Equity	$75.00	05/19/2012	23	—	2	2
					$3	$8	$5

*	The number of contracts does not omit 000's.

Cash of $445 was pledged as collateral for open written put option contracts at April 30, 2012.

Futures Contracts Outstanding at April 30, 2012

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 (E-Mini) Future	29	Long	06/15/2012	$2,021	$2,017	$4

*	The number of contracts does not omit 000's.

Cash of $102 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2012.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors Index

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund

Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$192,118	$192,118	$—	$—
Short-Term Investments	2,474	—	2,474	—
Total	$194,592	$192,118	$2,474	$—
Futures *	4	4	—	—
Written Options *	12	12	—	—
Total	$16	$16	$—	$—
Liabilities:
Written Options *	38	38	—	—
Total	$38	$38	$—	$—

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund

Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $157,906)	$194,592
Cash	549	*†
Receivables:
Investment securities sold	912
Fund shares sold	12
Dividends and interest	144
Other assets	68
Total assets	196,277
Liabilities:
Payables:
Fund shares redeemed	189
Investment management fees	24
Administrative fees	—
Distribution fees	6
Variation margin	7
Accrued expenses	39
Written options (proceeds $38)	64
Total liabilities	329
Net assets	$195,948
Summary of Net Assets:
Capital stock and paid-in-capital	$206,383
Undistributed net investment income	361
Accumulated net realized loss	(47,460)
Unrealized appreciation of investments	36,664
Net assets	$195,948

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.38/$15.22
Shares outstanding	5,921
Net assets	$85,142
Class B: Net asset value per share	$13.57
Shares outstanding	240
Net assets	$3,261
Class C: Net asset value per share	$13.53
Shares outstanding	927
Net assets	$12,551
Class R3: Net asset value per share	$14.67
Shares outstanding	14
Net assets	$199
Class R4: Net asset value per share	$14.70
Shares outstanding	11
Net assets	$156
Class R5: Net asset value per share	$14.81
Shares outstanding	9
Net assets	$137
Class Y: Net asset value per share	$14.82
Shares outstanding	6,377
Net assets	$94,502

* Cash of  $445 was designated to cover open put options written at April 30, 2012.

† Cash of $102 was pledged as initial margin deposit and collateral for open futures contracts at April 30, 2012.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund

Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:.
Dividends	$1,625
Interest	3
Total investment income	1,628

Expenses:
Investment management fees	683
Administrative services fees	—
Transfer agent fees	159
Distribution fees
Class A	102
Class B	18
Class C	60
Class R3	—
Class R4	—
Custodian fees	3
Accounting services fees	15
Registration and filing fees	44
Board of Directors' fees	2
Audit fees	6
Other expenses	16
Total expenses (before waivers and fees paid indirectly)	1,108
Expense waivers	(16)
Transfer agent fee waivers	(19)
Commission recapture	(3)
Total waivers and fees paid indirectly	(38)
Total expenses, net	1,070
Net Investment Income	558
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	6,174
Net realized gain on futures	684
Net realized gain on written options	90
Net Realized Gain on Investments and Other Financial Instruments	6,948
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	15,561
Net unrealized depreciation of futures	(265)
Net unrealized depreciation of written options	(39)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	15,257
Net Gain on Investments and Other Financial Instruments	22,205
Net Increase in Net Assets Resulting from Operations	$22,763

 The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$558	$894
Net realized gain on investments and other financial instruments	6,948	7,797
Net unrealized appreciation of investments and other financial instruments	15,257	2,209
Net Increase In Net Assets Resulting From Operations	22,763	10,900
Distributions to Shareholders:
From net investment income
Class A	(200)	(152)
Class B	—	(4)
Class C	—	(7)
Class R3	(1)	—
Class R4	—	—
Class R5	(1)	—
Class Y	(598)	(115)
Total distributions	(800)	(278)
Capital Share Transactions:
Class A	(5,134)	(7,442)
Class B	(1,191)	(2,164)
Class C	(97)	(1,054)
Class R3	9	42
Class R4	5	21
Class R5	6	3
Class Y	11,953	23,469
Net increase from capital share transactions	5,551	12,875
Net Increase In Net Assets	27,514	23,497
Net Assets:
Beginning of period	168,434	144,937
End of period	$195,948	$168,434
Undistributed (distribution in excess of) net investment income (loss)	$361	$603

 The accompanying notes are an integral part of these financial statements.

11

The Hartford Disciplined Equity Fund

Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Disciplined Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

14

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2012.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not

15

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of April 30, 2012. Transactions involving written options contracts for the Fund during the six-month period ended April 30, 2012, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2012:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	154	$25
Written	1,498	114
Expired	(773)	(47)
Closed	(491)	(51)
Exercised	(156)	(11)
End of Period	232	$30

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	218	$13
Written	1,628	72
Expired	(1,542)	(63)
Closed	(141)	(11)
Exercised	(31)	(3)
End of Period	132	$8

*	The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Variation margin payable *	$—	$—	$—	$7	$—	$—	$7
Written options, market value	—	—	—	64	—	—	64
Total	$—	$—	$—	$71	$—	$—	$71

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $4 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$684	$—	$—	$684
Net realized gain on written options	—	—	—	90	—	—	90
Total	$—	$—	$—	$774	$—	$—	$774

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(265)	$—	$—	$(265)
Net change in unrealized depreciation of written options	—	—	—	(39)	—	—	(39)
Total	$—	$—	$—	$(304)	$—	$—	$(304)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$291	$2,952

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$603
Accumulated Capital Losses *	(53,982)
Unrealized Appreciation †	20,981
Total Accumulated Deficit	$(32,398)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(55)
Accumulated Net Realized Gain (Loss)	106
Capital Stock and Paid-in-Capital	(51)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$20,786
2017	33,196
Total	$53,982

During the year ended October 31, 2011, the Fund utilized $7,976 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

19

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.35%
Class B	2.10
Class C	2.07
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.84

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $69 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For

20

Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $4.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.08%	13.78%
Class B	0.08	13.05
Class C	0.08	12.98
Class Y	0.07	14.37

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	7	50%
Class R4	9	82
Class R5	9	100

21

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$50,637
Sales Proceeds Excluding U.S. Government Obligations	43,727

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	441	16	(836)	—	(379)	751	12	(1,349)	—	(586)
Amount	$5,775	$196	$(11,105)	$—	$(5,134)	$9,711	$149	$(17,302)	$—	$(7,442)
Class B
Shares	14	—	(107)	—	(93)	22	—	(199)	—	(177)
Amount	$182	$—	$(1,373)	$—	$(1,191)	$264	$3	$(2,431)	$—	$(2,164)
Class C
Shares	128	—	(133)	—	(5)	108	1	(198)	—	(89)
Amount	$1,548	$—	$(1,645)	$—	$(97)	$1,321	$7	$(2,382)	$—	$(1,054)
Class R3
Shares	3	—	(2)	—	1	5	—	(1)	—	4
Amount	$37	$—	$(28)	$—	$9	$47	$—	$(5)	$—	$42
Class R4
Shares	1	—	—	—	1	1	—	—	—	1
Amount	$5	$—	$—	$—	$5	$21	$—	$—	$—	$21
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$5	$1	$—	$—	$6	$3	$—	$—	$—	$3
Class Y
Shares	900	46	(48)	—	898	2,590	9	(826)	—	1,773
Amount	$12,067	$598	$(712)	$—	$11,953	$34,494	$115	$(11,140)	$—	$23,469
Total
Shares	1,487	62	(1,126)	—	423	3,477	22	(2,573)	—	926
Amount	$19,619	$795	$(14,863)	$—	$5,551	$45,861	$274	$(33,260)	$—	$12,875

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	36	$494
For the Year Ended October 31, 2011	78	$1,009

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

22

fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Disciplined Equity Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$12.77	$0.03	$—	$1.61	$1.64	$(0.03)	$—	$—	$(0.03)	$1.61	$14.38
B	12.07	(0.03)	—	1.53	1.50	—	—	—	—	1.50	13.57
C	12.03	(0.02)	—	1.52	1.50	—	—	—	—	1.50	13.53
R3	13.05	0.02	—	1.64	1.66	(0.04)	—	—	(0.04)	1.62	14.67
R4	13.07	0.04	—	1.65	1.69	(0.06)	—	—	(0.06)	1.63	14.70
R5	13.18	0.06	—	1.66	1.72	(0.09)	—	—	(0.09)	1.63	14.81
Y	13.20	0.06	—	1.66	1.72	(0.10)	—	—	(0.10)	1.62	14.82

For the Year Ended October 31, 2011 (G)
A	11.90	0.07	—	0.82	0.89	(0.02)	—	—	(0.02)	0.87	12.77
B	11.32	(0.03)	—	0.79	0.76	(0.01)	—	—	(0.01)	0.75	12.07
C	11.28	(0.03)	—	0.79	0.76	(0.01)	—	—	(0.01)	0.75	12.03
R3	12.18	0.04	—	0.85	0.89	(0.02)	—	—	(0.02)	0.87	13.05
R4	12.16	0.08	—	0.86	0.94	(0.03)	—	—	(0.03)	0.91	13.07
R5	12.24	0.13	—	0.84	0.97	(0.03)	—	—	(0.03)	0.94	13.18
Y	12.25	0.13	—	0.85	0.98	(0.03)	—	—	(0.03)	0.95	13.20

For the Year Ended October 31, 2010 (G)
A	10.44	0.08	—	1.58	1.66	(0.20)	—	—	(0.20)	1.46	11.90
B	9.89	—	—	1.50	1.50	(0.07)	—	—	(0.07)	1.43	11.32
C	9.84	—	—	1.49	1.49	(0.05)	—	—	(0.05)	1.44	11.28
R3	10.71	0.05	—	1.63	1.68	(0.21)	—	—	(0.21)	1.47	12.18
R4	10.68	0.09	—	1.61	1.70	(0.22)	—	—	(0.22)	1.48	12.16
R5	10.75	0.12	—	1.65	1.77	(0.28)	—	—	(0.28)	1.49	12.24
Y	10.76	0.14	—	1.64	1.78	(0.29)	—	—	(0.29)	1.49	12.25

For the Year Ended October 31, 2009 (G)
A	9.31	0.12	—	1.06	1.18	(0.05)	—	—	(0.05)	1.13	10.44
B	8.80	0.08	—	1.01	1.09	—	—	—	—	1.09	9.89
C	8.80	0.04	—	1.00	1.04	—	—	—	—	1.04	9.84
R3	9.56	0.09	—	1.11	1.20	(0.05)	—	—	(0.05)	1.15	10.71
R4	9.60	0.10	—	1.09	1.19	(0.11)	—	—	(0.11)	1.08	10.68
R5	9.62	0.14	—	1.10	1.24	(0.11)	—	—	(0.11)	1.13	10.75
Y	9.64	0.15	—	1.09	1.24	(0.12)	—	—	(0.12)	1.12	10.76

For the Year Ended October 31, 2008
A	14.91	0.05	—	(5.63)	(5.58)	(0.02)	—	—	(0.02)	(5.60)	9.31
B	14.16	(0.05)	—	(5.31)	(5.36)	—	—	—	—	(5.36)	8.80
C	14.17	(0.06)	—	(5.31)	(5.37)	—	—	—	—	(5.37)	8.80
R3	15.33	0.01	—	(5.78)	(5.77)	—	—	—	—	(5.77)	9.56
R4	15.37	0.06	—	(5.79)	(5.73)	(0.04)	—	—	(0.04)	(5.77)	9.60
R5	15.41	0.10	—	(5.81)	(5.71)	(0.08)	—	—	(0.08)	(5.79)	9.62
Y	15.43	0.12	—	(5.81)	(5.69)	(0.10)	—	—	(0.10)	(5.79)	9.64

For the Year Ended October 31, 2007
A	13.19	0.04	0.01	1.77	1.82	(0.10)	—	—	(0.10)	1.72	14.91
B	12.53	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.16
C	12.54	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.17
R3(I)	13.89	—	—	1.44	1.44	—	—	—	—	1.44	15.33
R4(I)	13.89	0.03	—	1.45	1.48	—	—	—	—	1.48	15.37
R5(I)	13.89	0.07	—	1.45	1.52	—	—	—	—	1.52	15.41
Y	13.58	0.19	0.01	1.75	1.95	(0.10)	—	—	(0.10)	1.85	15.43

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

12.89	%(E)	$85,142	1.42	%(F)	1.35	%(F)	1.35	%(F)	0.45	%(F)	25%
12.43	(E)	3,261	2.49	(F)	2.10	(F)	2.10	(F)	(0.29)	(F)	—
12.47	(E)	12,551	2.07	(F)	2.07	(F)	2.07	(F)	(0.28)	(F)	—
12.76	(E)	199	1.66	(F)	1.50	(F)	1.50	(F)	0.29	(F)	—
12.96	(E)	156	1.28	(F)	1.20	(F)	1.20	(F)	0.59	(F)	—
13.17	(E)	137	0.97	(F)	0.90	(F)	0.90	(F)	0.89	(F)	—
13.14	(E)	94,502	0.85	(F)	0.85	(F)	0.85	(F)	0.94	(F)	—

7.50		80,470	1.44		1.35		1.35		0.51		56
6.69		4,020	2.42		2.10		2.10		(0.21)		—
6.72		11,221	2.10		2.09		2.09		(0.23)		—
7.30		165	1.65		1.50		1.50		0.34		—
7.70		134	1.28		1.20		1.20		0.64		—
7.94		117	0.96		0.90		0.90		0.96		—
8.03		72,307	0.86		0.85		0.85		0.98		—

16.00		81,949	1.47		1.35		1.35		0.71		41
15.18		5,770	2.46		2.10		2.10		(0.04)		—
15.18		11,519	2.12		2.10		2.10		(0.04)		—
15.77		113	1.66		1.55		1.55		0.47		—
16.01		105	1.25		1.23		1.23		0.82		—
16.55		105	0.95		0.92		0.92		1.09		—
16.63		45,376	0.85		0.85		0.85		1.21		—

12.82		85,080	1.58		1.17		1.17		1.27		59
12.39		8,165	2.65		1.60		1.60		0.86		—
11.82		12,025	2.22		2.03		2.03		0.41		—
12.65		20	2.04		1.38		1.38		0.98		—
12.65		55	1.29		1.29		1.29		1.09		—
13.12		8	0.95		0.95		0.95		1.47		—
13.13		62,100	0.86		0.86		0.86		1.57		—

(37.46)		92,476	1.44		1.40		1.40		0.36		69
(37.85)		11,931	2.39		1.95		1.95		(0.18)		—
(37.90)		13,691	2.13		2.13		2.13		(0.36)		—
(37.64)		11	1.87		1.65		1.65		0.12		—
(37.37)		8	1.28		1.28		1.28		0.48		—
(37.23)		7	0.99		0.99		0.99		0.77		—
(37.09)		67,966	0.89		0.89		0.89		0.88		—

13.87	(H)	177,170	1.40		1.40		1.40		0.32		72
13.14	(H)	29,968	2.31		2.08		2.08		(0.35)		—
13.07	(H)	26,479	2.09		2.09		2.09		(0.37)		—
10.37	(E)	11	1.65	(F)	1.65	(F)	1.65	(F)	(0.03	)(F)	—
10.66	(E)	11	1.34	(F)	1.34	(F)	1.34	(F)	0.28	(F)	—
10.94	(E)	11	1.05	(F)	1.05	(F)	1.05	(F)	0.57	(F)	—
14.45	(H)	111,098	0.88		0.88		0.88		0.86		—

25

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

26

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Disciplined Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,128.90	$7.15	$1,000.00	$1,018.15	$6.77	1.35%	182	366
Class B	$1,000.00	$1,124.30	$11.08	$1,000.00	$1,014.43	$10.51	2.10	182	366
Class C	$1,000.00	$1,124.70	$10.94	$1,000.00	$1,014.57	$10.37	2.07	182	366
Class R3	$1,000.00	$1,127.60	$7.93	$1,000.00	$1,017.41	$7.52	1.50	182	366
Class R4	$1,000.00	$1,129.60	$6.36	$1,000.00	$1,018.89	$6.03	1.20	182	366
Class R5	$1,000.00	$1,131.70	$4.77	$1,000.00	$1,020.39	$4.52	0.90	182	366
Class Y	$1,000.00	$1,131.40	$4.48	$1,000.00	$1,020.66	$4.25	0.85	182	366

29

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-DE12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Diversified International Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Diversified International Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Diversified International Fund inception 06/30/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 6/30/08 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Diversified International A#	4.94%	-11.85%	-3.97%
Diversified International A##		-16.70%	-5.38%
Diversified International B#	4.55%	-12.38%	-4.64%
Diversified International B##		-16.76%	-5.39%
Diversified International C#	4.68%	-12.39%	-4.65%
Diversified International C##		-13.27%	-4.65%
Diversified International I#	5.14%	-11.50%	-3.59%
Diversified International R3#	4.80%	-12.06%	-4.19%
Diversified International R4#	5.02%	-11.75%	-3.93%
Diversified International R5#	5.10%	-11.44%	-3.66%
Diversified International Y#	5.16%	-11.48%	-3.59%
MSCI All Country World ex USA Index	2.97%	-12.48%	-2.26%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Diversified International Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
Cheryl M. Duckworth, CFA	Kent M. Stahl, CFA	Jean-Marc Berteaux	Theodore B.P. Jayne, CFA
Senior Vice President and Associate Director of Global Industry Research	Senior Vice President and Director of Investments and Risk Management	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Diversified International Fund returned 4.94%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the MSCI All Country World ex USA Index, which returned 2.97% for the same period. The Fund underperformed the 6.01% return of the average fund in the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period as investors generally shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic data. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, global equities retreated for the first time in five months as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster U.S. labor report, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors. Seven out of ten sectors within the MSCI All Country World ex USA Index posted positive returns for the period. The Consumer Staples (+9%), Health Care (+8%), and Consumer Discretionary (+7%) sectors posted the largest gains while the Telecommunication Services (-3%), Materials (-3%), and Utilities (-3%) sectors lagged on a relative basis.

Security selection was the primary driver of relative outperformance versus the benchmark during the period. Stock selection was strongest within Materials, Utilities, and Industrials. This was partially offset by weaker selection in the Health Care, Information Technology, and Consumer Discretionary sectors. Sector positioning contributed positively to benchmark-relative returns, largely due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Consumer Discretionary and Information Technology and an underweight position in Telecommunication Services.

Top contributors to relative performance (i.e. performance of the Fund as measured against the benchmark) during the period included Methanex (Materials), Greatview Aseptic Packaging Company (Materials), and Telefonica (Telecommunication Services). Shares of Methanex, a global methanol producer and supplier, climbed based on strong earnings due to low natural gas prices which have allowed the company to produce methanol at lower cost. Chinese food packaging company Greatview Aseptic Packaging continues to gain market share in China in an already growing dairy industry, and the ramping up of its German plant is going well. Not owning benchmark component Telefonica helped relative returns. Shares of Spain's biggest telecommunications company fell as first-quarter operating income fell short of analyst projections. CEMIG (Utilities) was also among the top contributors to relative and absolute (i.e. total return) performance.

The largest detractors from relative returns were NII Holdings (Telecommunication Services), Peugeot (Consumer Discretionary), and Huabao International Holdings (Materials). Shares of NII Holdings, a wireless telecommunications services company that operates primarily in Latin America, dropped after the company reported weak quarterly earnings and revised its outlook downward. France-based automobile manufacturer Peugeot’s stock retreated after the company issued a full-year profit warning based on weakening prices in France. Shares of Huabao, a holding company specializing in the production and distribution of tobacco flavorings in the People’s Republic of China, underperformed following a negative pattern of insider selling and fears of fraud. Ctrip.com International (Consumer Discretionary) was also among the top detractors from absolute returns.

What is the outlook?

The Fund is comprised of multiple specialized portfolios, each of which is run independently from the others. Collectively these strategies seek to offer a diverse set of exposures to non-U.S. stocks across industries, regions, and market caps. The Fund ended the period most overweight the Consumer Discretionary, Information Technology, and Industrials sectors and most underweight the Financials, Materials, and Energy sectors relative to its benchmark. On a regional basis, the Fund was most overweight Europe and

3

The Hartford Diversified International Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

most underweight North America, primarily Canada, at period-end.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	5.1%
Banks (Financials)	7.5
Capital Goods (Industrials)	8.2
Commercial & Professional Services (Industrials)	2.0
Consumer Durables & Apparel (Consumer Discretionary)	3.3
Consumer Services (Consumer Discretionary)	2.1
Diversified Financials (Financials)	2.8
Energy (Energy)	9.1
Food & Staples Retailing (Consumer Staples)	1.7
Food, Beverage & Tobacco (Consumer Staples)	5.6
Health Care Equipment & Services (Health Care)	0.9
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	4.1
Materials (Materials)	9.2
Media (Consumer Discretionary)	1.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.7
Real Estate (Financials)	2.2
Retailing (Consumer Discretionary)	3.2
Semiconductors & Semiconductor Equipment (Information Technology)	4.4
Software & Services (Information Technology)	3.8
Technology Hardware & Equipment (Information Technology)	1.8
Telecommunication Services (Services)	4.5
Transportation (Industrials)	3.5
Utilities (Utilities)	2.2
Short-Term Investments	3.9
Other Assets and Liabilities	1.0
Total	100.0%

4

The Hartford Diversified International Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.3%
	Argentina - 0.0%
1	YPF Sociedad Anonima ADR	$10

	Australia - 2.1%
19	Aquarius Platinum Ltd.	40
3	Aston Resources Ltd. ⌂●†	34
4	Caltex Australia Ltd.	61
11	Dexus Property Group	10
4	Domino's Pizza Enterprises Ltd.	40
6	Energy Resources of Australia Ltd.	9
9	Karoon Gas Australia Ltd. ●	62
1	Monadelphous Group Ltd.	25
6	Myer Holdings Ltd.	16
10	NRW Holdings Ltd.	42
2	Perseus Mining Ltd. ●	6
4	Transurban Group	22
4	Westfield Group	36
11	Whitehaven Coal Ltd.	58
1	Woolworths Ltd.	36
		497
	Austria - 0.1%
—	Osterreichische Post AG	10
—	Vienna Insurance Group	7
		17
	Belgium - 1.5%
42	Ageas	76
5	AGFA Gevaert N.V. ●	11
1	Anheuser-Busch InBev N.V.	67
—	Delhaize-Le Lion S.A.	17
1	Nyrstar N.V. - Strip VVPR ●	—
4	UCB S.A.	179
		350
	Brazil - 3.6%
5	Banco do Estado do Rio Grande do Sul S.A.	39
15	Banco Santander Brasil S.A.	122
3	BR Malls Participacoes S.A.	43
8	BR Properties S.A.	94
10	Brasil Insurance Participacoes e Administracao S.A.	112
2	Braskem S.A.	17
1	BTG Investments L.P. ☼	11
3	CCR S.A.	24
1	Cia de Saneamento Basico do Estado de Sao Paulo	47
—	Cia de Saneamento Basico do Estado de Sao Paulo ADR	8
1	Cia Hering	27
1	Embraer S.A. ADR	32
2	GOL Linhas Aereas Inteligentes S.A. ADR	9
1	Iochpe-Maxion S.A.	24
2	Localiza Rent a Car S.A.	36
4	Petroleo Brasileiro S.A. ADR	94
2	Raia Drogasil S.A.	25
1	Santos Brasil Participacoes S.A.	22
1	Totvs S.A.	21
2	Ultrapar Participacoes S.A.	34
1	Valid Solucoes S.A.	14
		855
	British Virgin Islands - 0.0%
1	Arcos Dorados Holdings, Inc.	9

	Canada - 3.3%
3	Advantage Oil & Gas Ltd. ●	10
2	Barrick Gold Corp.	79
2	CGI Group, Inc. Class A ●	34
—	Constellation Software, Inc.	29
2	EcoSynthetix, Inc. ●	7
1	EnCana Corp.	25
2	First Quantum Minerals Ltd.	31
3	Imperial Oil Ltd.	143
8	Methanex Corp.	286
1	Northern Dynasty Minerals Ltd. ●	8
2	Pacific Rubiales Energy Corp.	59
1	Painted Pony Petroleum Ltd.	10
2	Progress Energy Resources Co.	23
1	Thomson Reuters Corp.	37
3	Uranium Participation Corp. ●	15
		796
	Chile - 0.1%
—	Sociedad Quimica Y Minera de Chile S.A.	25

	China - 3.0%
16	BBMG Corp.	13
26	Bosideng International Holdings Ltd.	8
61	China Construction Bank	47
6	China Pacific Insurance	21
51	China Shanshui Cement Group	41
11	China Shenhua Energy Co., Ltd.	46
7	CITIC Securities Co., Ltd. ●	14
3	Ctrip.com International Ltd. ADR ●	64
39	Dongfeng Motor Group Co., Ltd.	76
2	Focus Media Holding Ltd. ADR	57
2	Giant Interactive Group, Inc. ADR	11
12	Golden Eagle Retail Group Ltd.	31
14	Great Wall Automobile Holdings Co., Ltd. ●	30
219	Greatview Aseptic Packaging ●	119
89	Maoye International Holdings	21
—	New Oriental Education & Technology Group, Inc. ADR ●	9
2	Perfect World Co., Ltd. ADR ●	20
57	Sinotrans Ltd.	10
1	Sohu.com, Inc. ●	37
5	Stella International	12
1	Tencent Holdings Ltd.	26
		713
	Colombia - 1.0%
11	Almacenes Exito S.A.	177
3	Cementos Argos S.A.	23
1	Ecopetrol S.A. ADR	38
		238
	Denmark - 0.4%
—	Carlsberg A/S Class B	32
3	DSV A/S	57
—	H. Lundbeck A/S	9
		98

The accompanying notes are an integral part of these financial statements.

5

The Hartford Diversified International Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.3% - (continued)
	Egypt - 0.0%
11	Orascom Telecom Media and Technology Holding SAE ●§	$12

	Finland - 0.5%
—	Kone Oyj Class B	21
2	Outotec Oyj	91
		112
	France - 8.5%
3	Alcatel-Lucent ●	5
1	Alten Ltd.	22
4	BNP Paribas	179
—	Bureau Veritas S.A.	32
2	Capital Gemini S.A.	64
—	Cie Generale d'Optique Essilor International S.A.	19
—	Ciments Francais S.A.	6
6	Club Mediterranee ●	119
1	Compagnie De Saint-Gobain	30
—	Dassault Systemes S.A.	24
—	Devoteam S.A.	4
—	Edenred	10
1	France Telecom S.A.	17
4	Gaz de France ⌂	92
1	GFI Informatique	4
4	Groupe Danone	254
1	Lagardere S.C.A.	24
1	Legrand S.A.	28
1	LVMH Moet Hennessy Louis Vuitton S.A.	117
1	Michelin (C.G.D.E.) Class B	86
11	Peugeot S.A.	133
3	Renault S.A.	119
3	Safran S.A. ☼	112
—	Sanofi-Aventis S.A. ☼	15
1	Schneider Electric S.A.	89
2	Societe Generale Class A	54
—	Sodexo	23
1	Thales S.A.	30
2	Total S.A.	108
1	Vallourec	55
2	Vinci S.A.	105
2	Vivendi S.A.	28
—	Zodiac Aerospace	32
		2,039
	Germany - 5.1%
—	Adidas AG	27
—	Aixtron SE	9
—	Allianz SE	35
1	BASF SE	104
—	Bertrandt AG	15
1	Brenntag AG	63
—	Continental AG	20
1	Daimler AG	34
2	Deutsche Lufthansa AG	31
3	Deutsche Post AG	53
3	E.On AG	64
—	ElringKlinger AG	13
—	Fresenius Medical Care AG & Co.	12
—	Fresenius SE & Co. KGaA	10
1	GEA Group AG	34
—	Gerresheimer AG	13
2	GSW Immobilien AG ●	51
2	GSW Immobilien AG Rights	2
—	HeidelbergCement AG	22
—	Hugo Boss AG	54
9	Infineon Technologies AG	89
—	Linde AG	37
—	MTU Aero Engines Holdings AG	19
—	Pfeiffer Vacuum Technology AG	9
—	Rational AG	9
1	RWE AG	32
—	Salzgitter AG	24
2	SAP AG	141
1	Siemens AG	72
5	ThyssenKrupp AG	117
		1,215
	Greece - 0.0%
2	JUMBO S.A.	7
1	Opap S.A.	7
		14
	Hong Kong - 5.1%
27	AAC Technologies Holdings, Inc.	80
48	AIA Group Ltd.	170
22	AMVIG Holdings Ltd.	12
13	ASM Pacific Technology	170
18	Cathay Pacific Airways Ltd.	30
80	China High Precision Automation Group Ltd. ⌂†	11
1	China Mobile Ltd. ADR	33
13	China Overseas Grand Oceans Group Ltd.	17
19	China Unicom Ltd.	33
13	Clear Media Ltd. ●	8
3	Dah Sing Financial Group	11
24	Daphne International Holdings Ltd.	34
16	Esprit Holdings Ltd.	33
56	Golden Meditech Co., Ltd. ●	7
105	Guangdong Investment Ltd.	77
220	Huabao International Holdings Ltd. ⌂†	71
50	Intime Department Store	63
5	Lifestyle International	11
3	Link REIT	10
29	MGM China Holdings Ltd.	54
6	Minth Group Ltd.	8
12	NagaCorp Ltd.	6
13	Nine Dragons Paper Holdings	11
9	Samsonite International S.A. ●	18
10	Shanghai Industrial Holdings Ltd.	32
18	Shangri-La Asia Ltd.	37
35	Techtronic Industries Co., Ltd.	42
32	Vinda International Holdings Ltd.	57
32	Xingda International Holdings	14
28	Zhongsheng Group Holdings	55
		1,215
	India - 0.7%
5	Bharti Televentures	31
1	Canara Bank Ltd.	7
1	Corp. Bank	9
1	Grasim Industries Ltd.	31
4	Indian Overseas Bank	7

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.3% - (continued)
	India - 0.7% - (continued)
4	Karnataka Bank Ltd.	$8
5	Reliance Industries Ltd.	72
		165
	Indonesia - 0.9%
41	Harum Energy Tbk P.T.	32
109	Perusahaan Perkebunan London Sumatra Indonesia Tbk	34
85	PT Bank Negara Indonesia Tbk	37
13	PT Gudang Garam Tbk	80
30	Semen Gresik Tbk	39
		222
	Ireland - 1.0%
14	AER Lingus Group plc ●	18
7	Elan Corp. plc ADR ●	101
5	Experian plc	75
4	Grafton Group plc	19
3	Smurfit Kappa Group plc ●	28
		241
	Israel - 0.9%
1	Orbotech Ltd. ●	12
4	Teva Pharmaceutical Industries Ltd. ADR	197
		209
	Italy - 1.1%
2	Banche Popolari Unite Scpa	9
1	Brunello Cucinelli S.p.A.	19
2	Buzzi Unicem S.p.A.	21
1	Eni S.p.A.	32
3	Finmeccanica S.p.A. ☼	13
10	Intesa Sanpaolo	15
2	Italcementi S.p.A.	14
14	Maire Tecnimont S.p.A.	12
3	Mondadori (Arnoldo) Editore S.p.A.	5
4	Salvatore Ferragamo Italia S.p.A. ●	88
7	Saras S.p.A.	8
6	Unicredit S.p.A.	23
		259
	Japan - 14.3%
3	Acom Co., Ltd.	62
1	AEON Delight Co., Ltd.	16
2	Aizawa Securities Co., Ltd.	5
1	Alfresa Holdings Corp.	28
1	Alpha Systems, Inc.	9
3	Amada Co., Ltd.	20
—	Benesse Holdings, Inc.	21
5	Bridgestone Corp.	114
1	Canon, Inc.	45
1	Cawachi Ltd.	19
1	Chubu Steel Plate Co., Ltd.	8
—	Cyberagent, Inc. ☼	71
5	Daiichi Sankyo Co., Ltd.	88
1	Daito Trust Construction Co., Ltd.	78
2	DeNa Co., Ltd. ☼	70
1	Don Quijote Co.	46
—	Doshisha Co., Ltd.	6
1	DTS Corp.	15
1	East Japan Railway Co.	37
2	Eighteenth (The) Bank Ltd.	6
4	Eisai Co., Ltd.	156
—	En-Japan, Inc.	10
1	Exedy Corp.	22
—	FamilyMart Co., Ltd.	13
—	Fast Retailing Co., Ltd.	19
2	Fuji Photo Film Co., Ltd.	37
1	Fujimi, Inc.	11
1	Fukuyama Transporting Co., Ltd.	5
—	Gendai Agency, Inc.	8
2	Higashi-Nippon Bank Ltd.	4
—	Hitachi Transport System Ltd.	6
3	Hosiden Corp.	18
—	Inpex Corp. ☼	46
5	Isuzu Motors Ltd.	29
1	Japan Digital Laboratory Co., Ltd.	9
1	Japan Petroleum Exploration Co., Ltd.	23
—	Japan Tobacco, Inc.	17
15	JX Holdings, Inc.	85
3	Kakaku.com, Inc.	107
2	Komatsu Ltd.	49
2	Komori Corp.	17
2	Konami Corp.	51
1	K's Holdings Corp. ☼	36
—	M3, Inc.	37
1	Medipal Holdings Corp.	11
1	Meitec Corp.	16
2	Mimasu Semiconductor Industry Co., Ltd.	14
1	Miraial Co., Ltd.	13
5	Mitsubishi Chemical Holdings	26
2	Mitsubishi Electric Corp.	15
3	Mitsubishi Estate Co., Ltd.	44
4	Mitsubishi Gas Chemical Co.	23
52	Mitsubishi UFJ Financial Group, Inc.	250
1	Mitsui Fudosan Co., Ltd.	15
1	Nabtesco Corp.	21
2	NEXT Co., Ltd.	11
1	Nichii Gakkan Co.	8
—	Nidec Corp.	29
2	Nishimatsuya Chain Co., Ltd.	18
3	Nissan Motor Co., Ltd.	26
—	Nitto Denko Corp.	16
2	NSD Co., Ltd.	16
3	Oita Bank Ltd.	9
1	Ono Pharmaceutical Co., Ltd.	42
—	Opt, Inc.	7
—	Pal Co., Ltd.	19
—	Pigeon Corp.	7
—	Point, Inc.	16
1	Pola Orbis Holdings, Inc.	27
—	Proto Corp.	10
—	Rakuten, Inc.	59
1	Roland Corp.	13
—	Ryohin Keikaku Co., Ltd.	5
3	Sega Sammy Holdings, Inc.	70
3	Seino Holdings Corp.	18
—	Septeni Holdings Co., Ltd.	5
3	Shin-Etsu Polymer Co., Ltd.	12
2	Shinkawa Ltd.	13
2	Shinko Electric Industries Co., Ltd.	22
11	Shionogi & Co., Ltd.	138
—	Simplex Holdings, Inc.	10

The accompanying notes are an integral part of these financial statements.

7

The Hartford Diversified International Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.3% - (continued)
	Japan - 14.3% - (continued)
—	SMC Corp.	$28
1	Softbank Corp.	16
2	Sohgo Security Services Co., Ltd.	18
3	Stanley Electric Co., Ltd.	45
7	Sumco Corp.	70
2	Sumitomo Corp.	21
1	Sumitomo Metal Mining Co., Ltd.	13
1	Sumitomo Mitsui Financial Group, Inc.	32
—	Suzuken Co., Ltd.	9
2	T&D Holdings, Inc.	22
3	Tochigi (The) Bank Ltd.	10
—	Toei Animation Co., Ltd.	5
3	Tokai Rika Co., Ltd.	52
1	Tokio Marine Holdings, Inc.	24
9	Tokyo Electric Power Co., Inc.	22
1	Tokyo Electron Ltd.	28
12	Tokyo Gas Co., Ltd.	58
1	Tokyo Seimitsu Co., Ltd.	12
3	Toyoda Gosei Co., Ltd.	57
2	Toyota Boshoku Corp.	24
3	Toyota Motor Corp.	113
1	Tri-Stage, Inc.	6
—	Tsuruha Holdings, Inc.	6
—	West Japan Railway Co.	12
2	Yamanashi (The) Chuo Bank Ltd.	8
2	Yamato Kogyo Co.	50
1	Zuken, Inc.	8
		3,422
	Jersey - 0.4%
16	Glencore International plc	109

	Malaysia - 1.0%
162	AirAsia Berhad	177
35	Axiata Group Berhad	61
		238
	Mexico - 1.7%
7	America Movil SAB de C.V. ADR ‡	185
2	Cemex S.A. de C.V. ADR ●	18
16	Empresas ICA S.A.B. de C.V. ●	29
7	Grupo Financiero Banorte S.A.B. de C.V.	35
10	Grupo Mexico SAB de CV	30
11	Grupo Modelo S.A.B.	80
10	Wal-Mart de Mexico SAB de CV	27
		404
	Netherlands - 2.6%
11	AerCap Holdings N.V. ●	124
1	Akzo Nobel N.V.	31
3	ASML Holding N.V.	131
—	Delta Lloyd N.V.	5
—	European Aeronautic Defence and Space Co. N.V. ☼	18
—	Fugro N.V. - CVA	25
23	ING Groep N.V. ●	163
—	Koninklijke Boskalis Westminster N.V.	13
2	Koninklijke Philips Electronics N.V.	45
1	Royal Dutch Shell plc B Shares	19
1	Unilever N.V. CVA	29
1	Wolters Kluwer N.V. ⌂	10
—	Ziggo N.V. ●	9
		622
	Norway - 1.8%
—	Kongsberg Gruppen ASA	8
8	Petroleum Geo-Services ●	123
4	Statoil ASA	99
2	Storebrand ASA	10
11	Telenor ASA	198
		438
	Panama - 0.7%
2	Copa Holdings S.A. Class A	164

	Papua New Guinea - 0.5%
2	New Britain Palm Oil Ltd.	29
12	Oil Search Ltd.	94
		123
	Peru - 0.4%
26	Alicorp S.A.	71
4	Gran Y Montero S.A.	15
		86
	Philippines - 0.3%
184	Robinsons Land Corp.	75

	Poland - 0.0%
1	Warsaw Stock Exchange	8

	Portugal - 0.3%
2	GALP Energia SGPS	26
1	Jeronimo Martins ●	17
6	Portugal Telecom SGPS S.A.	34
		77
	Russia - 0.4%
4	Mining and Metallurgical Co. Norilsk Nickel ADR	76
1	Sberbank of Russia ADR ●	13
		89
	Singapore - 0.9%
50	China Minzhong Food Corp., Ltd. ●	34
15	Hutchinson Port Holdings Trust	11
1	Jardine Cycle & Carriage Ltd.	30
13	Oversea-Chinese Banking Corp., Ltd.	94
18	StarHub Ltd.	46
		215
	South Africa - 0.2%
1	Naspers Ltd. ☼	44
7	Raubex Group Ltd.	13
		57
	South Korea - 4.4%
—	Amorepacific Corp.	33
—	CJ Home Shopping	32
—	Daewoo International Corp.	7
—	Daum Communications Corp.	31
1	Fila Korea Ltd.	41
—	GS Holdings Corp.	10
—	GS Home Shopping, Inc.	18
4	Hana Financial Holdings	138
—	Himart Co., Ltd. ⌂†	14
1	Hotel Shilla Co., Ltd.	36

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.3% - (continued)
	South Korea - 4.4% - (continued)
—	Hyundai Home Shopping Network Corp.	$44
1	Hyundai Motor Co., Ltd.	181
1	KB Financial Group, Inc.	36
1	KT Corp. ADR	19
—	KT&G Corp.	12
—	LG Corp.	13
1	LIG Insurance Co., Ltd. ●	13
—	Lotte Shopping Co.	17
—	Mando Corp.	44
—	NHN Corp.	38
—	Orion Corp.	35
—	Samsung Electronics Co., Ltd.	139
—	Samsung Engineering Co., Ltd.	27
—	Samsung Fire & Marine Insurance Co., Ltd. ●	17
—	SK Telecom Co., Ltd.	49
		1,044
	Spain - 0.9%
3	Almirall S.A.	29
1	Industria de Diseno Textil S.A.	50
7	Repsol YPF S.A.	132
		211
	Sweden - 1.7%
2	Alfa Laval Ab	42
3	Assa Abloy Ab	89
2	Atlas Copco Ab	44
1	Axis Communications AB	15
1	Electrolux Ab Series B ☼	27
2	Sandvik AB	35
2	SKF Ab B Shares	59
1	Swedish Match Ab	36
4	Tele2 Ab B Shares	70
		417
	Switzerland - 3.8%
2	ABB Ltd. ADR	27
2	Adecco S.A.	89
—	Belimon Holding AG	4
1	Cie Financiere Richemont S.A.	44
—	Galenica AG	31
2	GAM Holding Ltd.	20
—	Julius Baer Group Ltd.	12
—	Kuehne & Nagel International AG	11
—	Lindt & Spruengli AG	13
2	Micronas Semiconductor Holding AG	17
—	Panalpina Welttransport Holding AG	17
1	Roche Holding AG	145
—	SGS S.A.	29
—	Swatch Group AG	45
3	Swiss Re Ltd.	207
—	Tecan Group AG	13
3	Temenos Group AG ●	63
10	UBS AG	128
		915
	Taiwan - 1.2%
12	Chroma Ate, Inc.	27
16	Hon Hai Precision Industry Co., Ltd.	50
12	Synnex Technology International Corp.	29
30	Taiwan Semiconductor Manufacturing Co., Ltd.	88
3	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	53
10	Wistron Corp.	15
22	WPG Holdings Co., Ltd.	30
		292
	Thailand - 1.1%
191	Asian Property Development Public Co., Ltd.	43
48	Bank of Ayudhya plc	44
18	Bank of Ayudhya plc "Non Voting Depository Shares"	16
8	Kasikornbank Public Co., Ltd.	42
29	PTT Chemical Public Co., Ltd. ●	64
17	Total Access Communication Public Co., Ltd.	47
		256
	Turkey - 0.2%
2	Tupras-Turkiye Petrol Rafinerileri A.S.	40

	United Kingdom - 15.4%
4	Anglo American plc	152
13	Arm Holdings plc	111
1	AstraZeneca plc	51
3	AstraZeneca plc ADR	127
3	Babcock International Group plc	36
14	BAE Systems plc	67
49	Barclays Bank plc ADR	172
9	BG Group plc	209
31	BP plc	227
5	British American Tobacco plc	275
9	Britvic plc	58
3	Burberry Group plc	65
6	Cairn Energy plc	34
5	Capita plc	58
3	Catlin Group Ltd.	20
6	Compass Group plc	58
1	Croda International plc	20
4	CSR plc	15
2	easyJet plc	17
1	ENSCO International plc	60
4	Fresnillo plc	104
2	GlaxoSmithKline plc	51
3	Hammerson plc	21
12	Hays plc	17
11	Home Retail Group	19
17	HSBC Holdings plc	156
5	ICAP plc	29
5	Imperial Tobacco Group plc	196
11	International Consolidated Airlines Group S.A. ●	30
1	Intertek Group plc	24
1	Jardine Lloyd Thompson Group plc	11
13	Lancashire Holdings Ltd.	174
20	Logica plc	25
4	Marks & Spencer Group plc	26
6	Mothercare plc	17
6	NMC Health plc	22
3	Paragon Group Companies plc	10
5	Persimmon plc	55
4	Prudential plc	48
1	Reckitt Benckiser Group plc	39

The accompanying notes are an integral part of these financial statements.

9

The Hartford Diversified International Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 94.3% - (continued)
	United Kingdom - 15.4% - (continued)
6	Redrow plc ●		$12
1	Redrow plc Rights ⌂		—
1	Renishaw plc		18
3	Rexam plc		20
2	Rio Tinto plc		89
4	Rolls-Royce Holdings plc		55
—	Rotork plc		10
1	Serco Group plc		8
4	Severn Trent plc		115
11	SIG plc		19
2	Smith & Nephew plc		17
1	Spectris plc		42
—	Spirax-Sarco Engineering plc		17
5	Standard Chartered plc		117
13	Tesco plc		66
23	Thomas Cook Group plc		8
3	Tui Travel plc		8
—	Victrex plc		6
54	Vodafone Group plc		149
			3,682
	United States - 1.2%
5	AuRico Gold, Inc. ●		45
—	Credicorp Ltd.		31
1	EZchip Semiconductor Ltd. ●		36
1	Hisoft Technology International Ltd. ●		20
1	Liberty Global, Inc. ●		51
—	Netease.com, Inc. ●		23
4	NII Holdings, Inc. Class B ●		61
1	NXP Semiconductors N.V. ●		17
2	Sinovac Biotech Ltd. ●		5
			289
	Total common stocks
	(cost $21,659)		$22,584

EXCHANGE TRADED FUNDS - 0.8%
	United States - 0.8%
5	iShares MSCI ACWI Index Fund		$197

	Total exchange traded funds
	(cost $199)		$197

	Total long-term investments
	(cost $21,858)		$22,781

SHORT-TERM INVESTMENTS - 3.9%
	Repurchase Agreements - 3.9%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $233,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $238)
$233	0.20%, 04/30/2012		$233
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $312, collateralized by FHLMC 4.00% - 4.50%, 2039 - 2041, FNMA 3.00% - 5.00%, 2027 - 2040, value of $318)
312	0.20%, 04/30/2012		312
	Deutsche Bank Securities TriParty Joint |Repurchase Agreement (maturing on 05/01/2012 in the amount of $123, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $126)
123	0.21%, 04/30/2012		123
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $102, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $104)
102	0.19%, 04/30/2012		102
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $-, collateralized by U.S. Treasury Note 0.75%, 2013, value of $-)
—	0.17%, 04/30/2012		—
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $168, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $171)
168	0.21%, 04/30/2012		168
			938
	Total short-term investments
	(cost $938)		$938

	Total investments
	(cost $22,796) ▲	99.0%	$23,719
	Other assets and liabilities	1.0%	233
	Total net assets	100.0%	$23,952

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $23,205 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,323
Unrealized Depreciation	(1,809)
Net Unrealized Appreciation	$514

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $130, which represents 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $12, which represents 0.1% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2011 - 12/2011	3	Aston Resources Ltd.	30
09/2011 - 10/2011	80	China High Precision Automation Group Ltd.	31
06/2009 - 03/2012	4	Gaz de France	125
03/2012	–	Himart Co., Ltd.	15
04/2011 - 04/2012	220	Huabao International Holdings Ltd.	156
04/2012	1	Redrow plc Rights	–
02/2010	1	Wolters Kluwer N.V.	11

At April 30, 2012, the aggregate value of these securities was $232, which represents 1.0% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $132 at April 30, 2012.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Diversified International Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
AUD	MSC	Sell	$53	$53	05/01/2012	$–
CAD	BBH	Sell	1	1	05/03/2012	–
DKK	CBK	Buy	5	5	05/02/2012	–
EUR	CBK	Sell	61	61	05/03/2012	–
EUR	CBK	Buy	15	15	05/03/2012	–
EUR	DEUT	Buy	20	20	05/03/2012	–
EUR	DEUT	Buy	4	4	05/04/2012	–
EUR	DEUT	Sell	3	3	05/03/2012	–
EUR	JPM	Buy	10	10	05/02/2012	–
EUR	SSG	Buy	13	13	05/02/2012	–
GBP	CBK	Sell	3	3	05/01/2012	–
GBP	CBK	Buy	17	17	05/02/2012	–
GBP	CBK	Buy	54	54	05/01/2012	–
GBP	DEUT	Sell	18	18	05/03/2012	–
HKD	CSFB	Buy	10	10	05/03/2012	–
HKD	CSFB	Sell	105	105	05/03/2012	–
JPY	BCLY	Sell	59	58	05/24/2012	(1)
JPY	BCLY	Sell	65	64	07/20/2012	(1)
JPY	BOA	Sell	52	54	08/15/2012	2
JPY	CSFB	Sell	21	21	05/07/2012	–
JPY	CSFB	Buy	28	28	05/07/2012	–
JPY	DEUT	Sell	172	169	10/18/2012	(3)
JPY	JPM	Sell	123	129	08/01/2012	6
JPY	JPM	Sell	3	3	05/02/2012	–
JPY	MSC	Buy	59	57	05/24/2012	2
JPY	RBC	Sell	8	8	05/01/2012	–
JPY	UBS	Sell	29	31	05/07/2012	2
SEK	BOA	Buy	27	27	05/04/2012	–
SEK	CBK	Sell	8	8	05/03/2012	–
ZAR	DEUT	Buy	14	14	05/04/2012	–
						$7

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BBH	Brown Brothers Harriman & Co.
BCLY	Barclays Capital, Inc.
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Denmark Krone
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar

JPY	Japanese Yen
SEK	Swedish Krona
ZAR	South African Rand

Index Abbreviations:
ACWI	All Country World Index

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

12

The Hartford Diversified International Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$10	$10	$–	$–
Australia	497	–	497	–
Austria	17	–	17	–
Belgium	350	67	283	–
Brazil	855	855	–	–
British Virgin Islands	9	9	–	–
Canada	796	796	–	–
Chile	25	25	–	–
China	713	198	515	–
Colombia	238	238	–	–
Denmark	98	–	98	–
Egypt	12	12	–	–
Finland	112	–	112	–
France	2,039	–	2,039	–
Germany	1,215	–	1,215	–
Greece	14	–	14	–
Hong Kong	1,215	33	1,100	82
India	165	–	165	–
Indonesia	222	–	222	–
Ireland	241	101	140	–
Israel	209	209	–	–
Italy	259	19	240	–
Japan	3,422	8	3,414	–
Jersey	109	–	109	–
Malaysia	238	–	238	–
Mexico	404	404	–	–
Netherlands	622	264	358	–
Norway	438	–	438	–
Panama	164	164	–	–
Papua New Guinea	123	29	94	–
Peru	86	86	–	–
Philippines	75	–	75	–
Poland	8	–	8	–
Portugal	77	–	77	–
Russia	89	76	13	–
Singapore	215	11	204	–
South Africa	57	13	44	–
South Korea	1,044	64	966	14
Spain	211	–	211	–
Sweden	417	–	417	–
Switzerland	915	40	875	–
Taiwan	292	53	239	–
Thailand	256	240	16	–
Turkey	40	–	40	–
United Kingdom	3,682	209	3,473	–
United States	289	289	–	–
Total	22,584	4,522	17,966	96
Exchange Traded Funds	197	197	–	–
Short-Term Investments	938	–	938	–
Total	$23,719	$4,719	$18,904	$96
Foreign Currency Contracts*	12	–	12	–
Total	$12	$–	$12	$–
Liabilities:
Foreign Currency Contracts*	5	–	5	–
Total	$5	$–	$5	$–

The accompanying notes are an integral part of these financial statements.

13

The Hartford Diversified International Fund

Investment Valuation Hierarchy Level Summary – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

♦	For the six-month period ended April 30, 2012, investments valued at $240 were transferred from Level 1 to Level 2, and investments valued at $354 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Common Stocks	$14	$(12)	$(53	)†	$—	$100	$(11)	$61	$(3)	$96
Total	$14	$(12)	$(53)		$—	$100	$(11)	$61	$(3)	$96

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(53).

The accompanying notes are an integral part of these financial statements.

14

The Hartford Diversified International Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $22,796)	$23,719
Cash	1
Unrealized appreciation on foreign currency contracts	12
Receivables:
Investment securities sold	425
Fund shares sold	2
Dividends and interest	113
Other assets	43
Total assets	24,315
Liabilities:
Unrealized depreciation on foreign currency contracts	5
Bank overdraft — foreign cash	4
Payables:
Investment securities purchased	317
Fund shares redeemed	12
Investment management fees	4
Administrative fees	—
Distribution fees	1
Accrued expenses	20
Total liabilities	363
Net assets	$23,952
Summary of Net Assets:
Capital stock and paid-in-capital	$26,605
Undistributed net investment income	100
Accumulated net realized loss	(3,685)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	932
Net assets	$23,952

Shares authorized	525,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.31/$8.79
Shares outstanding	1,034
Net assets	$8,595
Class B: Net asset value per share	$8.28
Shares outstanding	145
Net assets	$1,202
Class C: Net asset value per share	$8.27
Shares outstanding	206
Net assets	$1,706
Class I: Net asset value per share	$8.34
Shares outstanding	124
Net assets	$1,033
Class R3: Net asset value per share	$8.32
Shares outstanding	115
Net assets	$958
Class R4: Net asset value per share	$8.33
Shares outstanding	108
Net assets	$897
Class R5: Net asset value per share	$8.34
Shares outstanding	104
Net assets	$867
Class Y: Net asset value per share	$8.34
Shares outstanding	1,042
Net assets	$8,694

The accompanying notes are an integral part of these financial statements.

15

The Hartford Diversified International Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$316
Interest	—
Less: Foreign tax withheld	(26)
Total investment income	290

Expenses:
Investment management fees	102
Administrative services fees	2
Transfer agent fees	10
Distribution fees
Class A	10
Class B	6
Class C	8
Class R3	2
Class R4	1
Custodian fees	26
Accounting services fees	2
Registration and filing fees	45
Board of Directors' fees	1
Audit fees	11
Other expenses	7
Total expenses (before waivers and fees paid indirectly)	233
Expense waivers	(81)
Commission recapture	—
Total waivers and fees paid indirectly	(81)
Total expenses, net	152
Net Investment Income	138
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(305)
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	6
Net Realized Loss on Investments and Foreign Currency Transactions	(299)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,286
Net unrealized appreciation of foreign currency contracts	2
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	1,289
Net Gain on Investments and Foreign Currency Transactions	990
Net Increase in Net Assets Resulting from Operations	$1,128

The accompanying notes are an integral part of these financial statements.

16

The Hartford Diversified International Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$138	$226
Net realized gain (loss) on investments and foreign currency transactions	(299)	1,110
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	1,289	(2,536)
Net Increase (Decrease) In Net Assets Resulting From Operations	1,128	(1,200)
Distributions to Shareholders:
From net investment income
Class A	(58)	(71)
Class B	—	(2)
Class C	—	(3)
Class I	(11)	(11)
Class R3	(4)	(6)
Class R4	(7)	(7)
Class R5	(9)	(9)
Class Y	(96)	(101)
Total distributions	(185)	(210)
Capital Share Transactions:
Class A	125	655
Class B	7	39
Class C	121	164
Class I	52	127
Class R3	28	39
Class R4	2	35
Class R5	9	9
Class Y	96	101
Net increase from capital share transactions	440	1,169
Net Increase (Decrease) In Net Assets	1,383	(241)
Net Assets:
Beginning of period	22,569	22,810
End of period	$23,952	$22,569
Undistributed (distribution in excess of) net investment income (loss)	$100	$147

The accompanying notes are an integral part of these financial statements.

17

The Hartford Diversified International Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Diversified International Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

18

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

19

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2012  (Unaudited)

(000’s Omitted)

yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

20

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

21

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2012  (Unaudited)

(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$12	$—	$—	$—	$—	$12
Total	$—	$12	$—	$—	$—	$—	$12

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$5	$—	$—	$—	$—	$5
Total	$—	$5	$—	$—	$—	$—	$5

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

22

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

23

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2012  (Unaudited)

(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$210	$200

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$152
Accumulated Capital Losses *	(2,977)
Unrealized Depreciation †	(771)
Total Accumulated Deficit	$(3,596)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(1)
Accumulated Net Realized Gain (Loss)	2
Capital Stock and Paid-in-Capital	(1)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

24

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2018	$2,977
Total	$2,977

During the year ended October 31, 2011, the Fund utilized $1,148 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $4.5 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

25

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2012  (Unaudited)

(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.43%
Class B	2.13
Class C	2.15
Class I	1.02
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $17 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For

26

Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	412	40%
Class B	101	70
Class C	101	49
Class I	104	84
Class R3	102	89
Class R4	103	95
Class R5	104	100
Class Y	1,042	100

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$9,661
Sales Proceeds Excluding U.S. Government Obligations	9,853

27

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2012  (Unaudited)

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	95	8	(88)	—	15	238	8	(173)	—	73
Amount	$762	$58	$(695)	$—	$125	$2,080	$71	$(1,496)	$—	$655
Class B
Shares	4	—	(3)	—	1	14	—	(10)	—	4
Amount	$31	$—	$(24)	$—	$7	$122	$2	$(85)	$—	$39
Class C
Shares	29	—	(14)	—	15	49	—	(31)	—	18
Amount	$231	$—	$(110)	$—	$121	$417	$3	$(256)	$—	$164
Class I
Shares	6	1	—	—	7	18	1	(5)	—	14
Amount	$44	$11	$(3)	$—	$52	$160	$11	$(44)	$—	$127
Class R3
Shares	3	—	—	—	3	8	—	(3)	—	5
Amount	$24	$4	$—	$—	$28	$59	$6	$(26)	$—	$39
Class R4
Shares	1	1	(1)	—	1	4	1	(2)	—	3
Amount	$9	$7	$(14)	$—	$2	$44	$7	$(16)	$—	$35
Class R5
Shares	—	1	—	—	1	—	1	—	—	1
Amount	$—	$9	$—	$—	$9	$—	$9	$—	$—	$9
Class Y
Shares	1	13	(1)	—	13	—	11	—	—	11
Amount	$4	$96	$(4)	$—	$96	$—	$101	$—	$—	$101
Total
Shares	139	24	(107)	—	56	331	22	(224)	—	129
Amount	$1,105	$185	$(850)	$—	$440	$2,882	$210	$(1,923)	$—	$1,169

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	1	$9
For the Year Ended October 31, 2011	1	$8

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

28

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

29

The Hartford Diversified International Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$7.98	$0.04	$–	$0.35	$0.39	$(0.06)	$–	$–	$(0.06)	$0.33	$8.31
B	7.92	0.02	–	0.34	0.36	–	–	–	–	0.36	8.28
C	7.90	0.02	–	0.35	0.37	–	–	–	–	0.37	8.27
I	8.03	0.06	–	0.34	0.40	(0.09)	–	–	(0.09)	0.31	8.34
R3	7.98	0.04	–	0.34	0.38	(0.04)	–	–	(0.04)	0.34	8.32
R4	8.00	0.05	–	0.34	0.39	(0.06)	–	–	(0.06)	0.33	8.33
R5	8.03	0.06	–	0.34	0.40	(0.09)	–	–	(0.09)	0.31	8.34
Y	8.03	0.06	–	0.34	0.40	(0.09)	–	–	(0.09)	0.31	8.34

For the Year Ended October 31, 2011 (E)
A	8.46	0.07	–	(0.48)	(0.41)	(0.07)	–	–	(0.07)	(0.48)	7.98
B	8.39	0.01	–	(0.47)	(0.46)	(0.01)	–	–	(0.01)	(0.47)	7.92
C	8.39	0.01	–	(0.48)	(0.47)	(0.02)	–	–	(0.02)	(0.49)	7.90
I	8.50	0.11	–	(0.48)	(0.37)	(0.10)	–	–	(0.10)	(0.47)	8.03
R3	8.46	0.05	–	(0.48)	(0.43)	(0.05)	–	–	(0.05)	(0.48)	7.98
R4	8.48	0.08	–	(0.49)	(0.41)	(0.07)	–	–	(0.07)	(0.48)	8.00
R5	8.49	0.10	–	(0.47)	(0.37)	(0.09)	–	–	(0.09)	(0.46)	8.03
Y	8.50	0.11	–	(0.48)	(0.37)	(0.10)	–	–	(0.10)	(0.47)	8.03

For the Year Ended October 31, 2010 (E)
A	7.35	0.05	–	1.14	1.19	(0.08)	–	–	(0.08)	1.11	8.46
B	7.31	(0.01)	–	1.13	1.12	(0.04)	–	–	(0.04)	1.08	8.39
C	7.31	(0.01)	–	1.13	1.12	(0.04)	–	–	(0.04)	1.08	8.39
I	7.38	0.07	–	1.15	1.22	(0.10)	–	–	(0.10)	1.12	8.50
R3	7.35	0.02	–	1.15	1.17	(0.06)	–	–	(0.06)	1.11	8.46
R4	7.36	0.04	–	1.16	1.20	(0.08)	–	–	(0.08)	1.12	8.48
R5	7.37	0.06	–	1.15	1.21	(0.09)	–	–	(0.09)	1.12	8.49
Y	7.38	0.07	–	1.15	1.22	(0.10)	–	–	(0.10)	1.12	8.50

For the Year Ended October 31, 2009 (E)
A	5.88	0.06	–	1.43	1.49	(0.02)	–	–	(0.02)	1.47	7.35
B	5.87	0.02	–	1.42	1.44	–	–	–	–	1.44	7.31
C	5.87	0.02	–	1.42	1.44	–	–	–	–	1.44	7.31
I	5.89	0.10	–	1.41	1.51	(0.02)	–	–	(0.02)	1.49	7.38
R3	5.87	0.06	–	1.42	1.48	–	–	–	–	1.48	7.35
R4	5.88	0.07	–	1.42	1.49	(0.01)	–	–	(0.01)	1.48	7.36
R5	5.88	0.09	–	1.42	1.51	(0.02)	–	–	(0.02)	1.49	7.37
Y	5.89	0.10	–	1.42	1.52	(0.03)	–	–	(0.03)	1.49	7.38

From June 30, 2008 (commencement of operations), through October 31, 2008
A(H)	10.00	0.01	–	(4.13)	(4.12)	–	–	–	–	(4.12)	5.88
B(H)	10.00	(0.01)	–	(4.12)	(4.13)	–	–	–	–	(4.13)	5.87
C(H)	10.00	(0.01)	–	(4.12)	(4.13)	–	–	–	–	(4.13)	5.87
I(H)	10.00	0.01	–	(4.12)	(4.11)	–	–	–	–	(4.11)	5.89
R3(H)	10.00	–	–	(4.13)	(4.13)	–	–	–	–	(4.13)	5.87
R4(H)	10.00	–	–	(4.12)	(4.12)	–	–	–	–	(4.12)	5.88
R5(H)	10.00	0.01	–	(4.13)	(4.12)	–	–	–	–	(4.12)	5.88
Y(H)	10.00	0.01	–	(4.12)	(4.11)	–	–	–	–	(4.11)	5.89

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on June 30, 2008.

30

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

4.94	%(F)	$8,595	2.14	%(G)	1.43	%(G)	1.43	%(G)	1.11	%(G)	43%
4.55	(F)	1,202	2.84	(G)	2.13	(G)	2.13	(G)	0.40	(G)	–
4.68	(F)	1,706	2.86	(G)	2.15	(G)	2.15	(G)	0.40	(G)	–
5.14	(F)	1,033	1.73	(G)	1.02	(G)	1.02	(G)	1.51	(G)	–
4.80	(F)	958	2.43	(G)	1.65	(G)	1.65	(G)	0.91	(G)	–
5.02	(F)	897	2.12	(G)	1.35	(G)	1.35	(G)	1.19	(G)	–
5.10	(F)	867	1.80	(G)	1.05	(G)	1.05	(G)	1.50	(G)	–
5.16	(F)	8,694	1.71	(G)	1.00	(G)	1.00	(G)	1.55	(G)	–

(4.87)		8,137	2.01		1.41		1.41		0.84		89
(5.47)		1,141	2.72		2.12		2.12		0.14		–
(5.67)		1,513	2.75		2.15		2.15		0.13		–
(4.43)		941	1.61		1.01		1.01		1.26		–
(5.10)		890	2.31		1.65		1.65		0.60		–
(4.87)		859	2.01		1.35		1.35		0.91		–
(4.40)		824	1.70		1.05		1.05		1.21		–
(4.44)		8,264	1.60		1.00		1.00		1.26		–

16.31		8,005	2.29		1.58		1.58		0.58		155
15.36		1,177	3.01		2.32		2.32		(0.18)		–
15.43		1,452	3.05		2.33		2.33		(0.20)		–
16.69		880	1.90		1.21		1.21		0.90		–
16.02		906	2.59		1.81		1.81		0.30		–
16.38		877	2.29		1.55		1.55		0.57		–
16.61		863	1.99		1.28		1.28		0.83		–
16.69		8,650	1.89		1.20		1.20		0.92		–

25.40		8,740	3.10		1.65		1.65		0.99		161
24.53		989	3.80		2.40		2.40		0.34		–
24.53		1,127	3.80		2.40		2.40		0.36		–
25.84		755	2.70		1.30		1.30		1.55		–
25.26		735	3.39		1.90		1.90		0.96		–
25.43		745	3.09		1.65		1.65		1.20		–
25.81		740	2.80		1.40		1.40		1.46		–
25.86		7,408	2.70		1.30		1.30		1.55		–

(41.20	)(F)	2,528	2.01	(G)	1.57	(G)	1.57	(G)	0.26	(G)	67
(41.30	)(F)	591	2.74	(G)	2.31	(G)	2.31	(G)	(0.48	)(G)	–
(41.30	)(F)	611	2.75	(G)	2.32	(G)	2.32	(G)	(0.49	)(G)	–
(41.10	)(F)	589	1.74	(G)	1.30	(G)	1.30	(G)	0.53	(G)	–
(41.30	)(F)	588	2.44	(G)	1.90	(G)	1.90	(G)	(0.07	)(G)	–
(41.20	)(F)	588	2.14	(G)	1.65	(G)	1.65	(G)	0.18	(G)	–
(41.20	)(F)	588	1.84	(G)	1.40	(G)	1.40	(G)	0.43	(G)	–
(41.10	)(F)	5,886	1.74	(G)	1.30	(G)	1.30	(G)	0.52	(G)	–

31

The Hartford Diversified International Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

32

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

33

The Hartford Diversified International Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Diversified International Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,049.40	$7.29	$1,000.00	$1,017.75	$7.17	1.43%	182	366
Class B	$1,000.00	$1,045.50	$10.83	$1,000.00	$1,014.27	$10.67	2.13	182	366
Class C	$1,000.00	$1,046.80	$10.94	$1,000.00	$1,014.17	$10.77	2.15	182	366
Class I	$1,000.00	$1,051.40	$5.20	$1,000.00	$1,019.79	$5.12	1.02	182	366
Class R3	$1,000.00	$1,048.00	$8.40	$1,000.00	$1,016.66	$8.27	1.65	182	366
Class R4	$1,000.00	$1,050.20	$6.88	$1,000.00	$1,018.15	$6.77	1.35	182	366
Class R5	$1,000.00	$1,051.00	$5.35	$1,000.00	$1,019.64	$5.27	1.05	182	366
Class Y	$1,000.00	$1,051.60	$5.10	$1,000.00	$1,019.89	$5.02	1.00	182	366

35

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-DI12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Dividend and Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Dividend and Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Dividend and Growth Fund inception 07/22/1996

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Dividend & Growth A#	11.09%	0.90%	1.22%	5.48%
Dividend & Growth A##		-4.65%	0.08%	4.89%
Dividend & Growth B#	10.57%	-0.02%	0.35%	NA *
Dividend & Growth B##		-4.98%	-0.02%	NA *
Dividend & Growth C#	10.65%	0.17%	0.48%	4.73%
Dividend & Growth C##		-0.82%	0.48%	4.73%
Dividend & Growth I#	11.17%	1.15%	1.54%	5.67%
Dividend & Growth R3#	10.93%	0.60%	0.91%	5.55%
Dividend & Growth R4#	11.09%	0.94%	1.27%	5.75%
Dividend & Growth R5#	11.22%	1.23%	1.56%	5.91%
Dividend & Growth Y#	11.32%	1.32%	1.66%	5.97%
Russell 1000 Value Index	11.62%	1.03%	-1.73%	4.83%
S&P 500 Index	12.76%	4.73%	1.00%	4.70%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Dividend and Growth Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 11.09%, before sales charge, for the six-month period ended April 30, 2012, underperforming its benchmark, the S&P 500 Index, which returned 12.76% for the same period. The Fund outperformed the 10.04% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rebounded significantly during the period. Better-than-expected corporate earnings, generally improving economic data, and improved consumer confidence pointed to a soft but sustainable recovery. Consumer confidence climbed to a one-year high as solid job growth and rising stock prices helped to keep Americans optimistic in the face of surging gasoline prices.

Overall equity market performance was positive for the period across all market capitalizations: large cap equities (+12.8%), mid caps (+12.5%), and small caps (+11.0%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the six-month period all ten sectors within the S&P 500 Index posted positive returns, led by Consumer Discretionary (+18%), Information Technology (+16%), and Financials (+16%). Energy (+4%), Utilities (+5%), and Materials (+8%) lagged on a relative basis.

The Fund’s underperformance relative to the S&P 500 was primarily due to weak stock selection in Energy and Health Care, which more than offset strong stock selection in the Financials and Consumer Staples sectors. Sector allocation detracted from results, largely due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the outperforming Information Technology sector. A modest cash position also detracted from relative results in an upward-trending market.

The Fund’s top detractors from benchmark-relative performance included Apple (Information Technology), Ultra Petroleum (Energy), and Baker Hughes (Energy). Apple, a designer, manufacturer, and retailer of a range of interconnected computing devices and personal electronic products moved higher after the company reported better-than-expected revenue and earnings led by robust sales of the iPhone 4S. Not owning the stock hurt performance during the period. Shares of Ultra Petroleum, an independent energy company engaged in the exploration and production of natural gas, declined during the quarter as U.S. natural gas prices declined precipitously. This past winter was among the warmest on record, which resulted in very weak demand for natural gas as a heating fuel. Baker Hughes, an oil field services provider, saw reduced pricing, under-utilization, and logistics issues at its recently-acquired pressure pumping subsidiary. Top absolute detractors also included Barrick Gold, a Canadian based gold exploration and mining company.

The Fund’s top contributors to benchmark-relative performance during the period were Wells Fargo (Financials), Lowe’s Companies (Consumer Discretionary), and Oracle (Information Technology). Wells Fargo, a leading U.S. bank, benefited from not only a positive bank stress test result, but also from announcing an increase in its quarterly dividend and plans to increase share repurchase activity. Lowe’s Companies, a home improvement retailer, saw its shares rise due to signs of a recovery in its repair and remodel business. Also, new in-store merchandising concepts and operating practices led to positive customer feedback and shopping experiences. Oracle is an enterprise software company that develops, manufactures, markets, distributes, and services database and middleware software, applications software, and hardware systems worldwide. We initiated a position during the period after the company missed estimates and the stock declined meaningfully, providing a buying opportunity. We were able to avoid the decline and shares subsequently rose. Contributors to absolute results also included Comcast.

What is the outlook?

Economic data in the United States has improved in recent months. A strengthening job market and improved consumer confidence appear to be helping to offset a stagnant housing market. While economic growth is likely to remain tepid in 2012, this is discounted in valuations, in our view. We believe the biggest risk to U.S. markets remains a cataclysmic liquidity event in Europe that severely impacts global economic growth and confidence. We view this as a low probability event. We expect a continued modest economic expansion in the U.S., underpinned by falling inflation and

3

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

only modest fiscal restraint. The likelihood of a European recession is increasing, but we believe the U.S. can withstand this and continue its slow recovery.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights were to Financials, Health Care, and Industrials, while we remained underweight in Information Technology, Consumer Staples, and Materials, relative to the benchmark.

Diversification by Industry
as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.6%
Banks (Financials)	6.5
Capital Goods (Industrials)	7.8
Commercial & Professional Services (Industrials)	1.0
Diversified Financials (Financials)	6.7
Energy (Energy)	11.7
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	5.0
Health Care Equipment & Services (Health Care)	3.1
Household & Personal Products (Consumer Staples)	1.5
Insurance (Financials)	5.0
Materials (Materials)	2.0
Media (Consumer Discretionary)	5.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.2
Retailing (Consumer Discretionary)	3.2
Semiconductors & Semiconductor Equipment (Information Technology)	3.0
Software & Services (Information Technology)	8.7
Technology Hardware & Equipment (Information Technology)	3.1
Telecommunication Services (Services)	3.1
Transportation (Industrials)	2.8
Utilities (Utilities)	4.4
Short-Term Investments	2.5
Other Assets and Liabilities	(0.2)
Total	100.0%

4

The Hartford Dividend and Growth Fund

Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7%
	Automobiles & Components - 1.6%
4,281	Ford Motor Co. w/ Rights	$48,284
1,884	Johnson Controls, Inc.	60,215
		108,499
	Banks - 6.5%
1,705	PNC Financial Services Group, Inc.	113,082
2,108	US Bancorp	67,805
7,568	Wells Fargo & Co.	253,004
		433,891
	Capital Goods - 7.8%
1,170	Cooper Industries plc Class A	73,194
946	Deere & Co.	77,946
927	General Dynamics Corp.	62,575
4,867	General Electric Co.	95,302
1,289	Honeywell International, Inc.	78,203
259	Lockheed Martin Corp.	23,432
1,209	Raytheon Co.	65,428
450	Siemens AG ADR	41,810
		517,890
	Commercial & Professional Services - 1.0%
1,841	Waste Management, Inc.	62,945

	Diversified Financials - 6.7%
1,105	Ameriprise Financial, Inc.	59,917
3,896	Bank of America Corp.	31,595
321	BlackRock, Inc.	61,516
343	Goldman Sachs Group, Inc.	39,548
4,056	JP Morgan Chase & Co.	174,305
1,645	NYSE Euronext	42,354
166	State Street Corp.	7,665
2,209	UBS AG ADR	27,328
		444,228
	Energy - 11.7%
1,295	Anadarko Petroleum Corp.	94,785
1,363	Baker Hughes, Inc.	60,131
1,088	Chesapeake Energy Corp.	20,061
1,514	Chevron Corp.	161,369
2,970	EnCana Corp. ADR	62,182
2,683	Exxon Mobil Corp.	231,667
698	Occidental Petroleum Corp.	63,635
1,228	Total S.A. ADR	59,101
1,299	Ultra Petroleum Corp. ●	25,676
		778,607
	Food & Staples Retailing - 1.0%
1,531	CVS Caremark Corp.	68,327

	Food, Beverage & Tobacco - 5.0%
514	Anheuser-Busch InBev N.V.	37,305
692	General Mills, Inc.	26,920
1,774	PepsiCo, Inc.	117,097
1,090	Philip Morris International, Inc.	97,591
1,644	Unilever N.V. NY Shares ADR	56,478
		335,391
	Health Care Equipment & Services - 3.1%
1,748	Cardinal Health, Inc.	73,871
2,503	Medtronic, Inc.	95,619
618	UnitedHealth Group, Inc.	34,723
		204,213
	Household & Personal Products - 1.5%
1,515	Procter & Gamble Co.	96,410

	Insurance - 5.0%
1,298	ACE Ltd.	98,616
808	Chubb Corp.	59,049
334	Marsh & McLennan Cos., Inc.	11,159
1,617	MetLife, Inc.	58,263
1,623	Principal Financial Group, Inc.	44,903
1,025	Prudential Financial, Inc.	62,047
		334,037
	Materials - 2.0%
81	Agrium U.S., Inc.	7,154
1,209	Barrick Gold Corp.	48,880
2,367	Dow Chemical Co.	80,177
		136,211
	Media - 5.3%
4,964	Comcast Corp. Class A	150,566
754	Omnicom Group, Inc.	38,708
1,792	Time Warner, Inc.	67,118
411	Viacom, Inc. Class B	19,089
1,869	Walt Disney Co.	80,590
		356,071
	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
1,160	AstraZeneca plc ADR	50,928
1,272	Bristol-Myers Squibb Co.	42,460
3,054	Eli Lilly & Co.	126,422
1,969	Johnson & Johnson	128,169
4,304	Merck & Co., Inc.	168,893
7,597	Pfizer, Inc.	174,193
1,163	Teva Pharmaceutical Industries Ltd. ADR	53,188
		744,253
	Retailing - 3.2%
2,495	Buck Holdings L.P. ⌂●†	5,181
893	J.C. Penney Co., Inc.	32,184
3,115	Lowe's Co., Inc.	98,032
1,386	Target Corp.	80,305
		215,702
	Semiconductors & Semiconductor Equipment - 3.0%
3,079	Intel Corp.	87,432
2,203	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	34,329
2,397	Texas Instruments, Inc.	76,547
		198,308
	Software & Services - 8.7%
788	Accenture plc	51,204
1,126	Automatic Data Processing, Inc.	62,645
1,940	eBay, Inc. ●	79,620
785	IBM Corp.	162,516
5,710	Microsoft Corp.	182,831
1,458	Oracle Corp.	42,860
		581,676
	Technology Hardware & Equipment - 3.1%
1,228	Avnet, Inc. ●	44,299
4,273	Cisco Systems, Inc.	86,092
1,200	Qualcomm, Inc.	76,576
		206,967
	Telecommunication Services - 3.1%
6,309	AT&T, Inc.	207,629

The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Transportation - 2.8%
783	FedEx Corp.	$69,118
506	Norfolk Southern Corp.	36,924
1,026	United Parcel Service, Inc. Class B	80,197
		186,239
	Utilities - 4.4%
1,441	Dominion Resources, Inc.	75,216
1,365	Exelon Corp.	53,268
1,135	NextEra Energy, Inc.	73,012
1,119	PG&E Corp.	49,424
1,656	Xcel Energy, Inc.	44,811
		295,731
	Total common stocks
	(cost $5,465,210)	$6,513,225

	Total long-term investments
	(cost $5,465,210)	$6,513,225

SHORT-TERM INVESTMENTS - 2.5%
Repurchase Agreements - 2.5%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $40,736,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $41,550)
$40,736	0.20%, 04/30/2012	$40,736
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $54,571, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $55,662)
54,570	0.20%, 04/30/2012	54,570
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $21,553, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $21,984)
21,553	0.21%, 04/30/2012	21,553
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $17,849, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88%
- 1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
	4.50%, 2025 - 2042, value of $18,206)
17,849	0.19%, 04/30/2012	17,849
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $21, collateralized by U.S. Treasury Note 0.75%, 2013, value of $21)
21	0.17%, 04/30/2012	21
UBS Securities, Inc. TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $29,299,
collateralized by FHLMC 4.00%, 2026 -
2042, FNMA 2.50% - 4.50%, 2022 - 2042,
	value of $29,885)
29,299	0.21%, 04/30/2012	29,299
		164,028
	Total short-term investments
	(cost $164,028)	$164,028

Total investments
(cost $5,629,238) ▲	100.2%	$6,677,253
Other assets and liabilities	(0.2)%	(13,119)
Total net assets	100.0%	$6,664,134

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $5,665,916 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,188,389
Unrealized Depreciation	(177,052)
Net Unrealized Appreciation	$1,011,337

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $5,181, which represents 0.1% of total net assets.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,495	Buck Holdings L.P.	1,195

At April 30, 2012, the aggregate value of these securities was $5,181, which represents 0.1% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund

Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$6,513,225	$6,508,044	$–	$5,181
Short-Term Investments	164,028	–	164,028	–
Total	$6,677,253	$6,508,044	$164,028	$5,181

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2012
Assets:
Common Stocks	$6,363	$1,802	$(678	)*	$—	$—	$(2,306)	$—	$—	$5,181
Total	$6,363	$1,802	$(678)		$—	$—	$(2,306)	$—	$—	$5,181

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(678).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund

Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,629,238)	$6,677,253
Cash	24
Receivables:
Investment securities sold	4,859
Fund shares sold	9,120
Dividends and interest	9,264
Other assets	198
Total assets	6,700,718
Liabilities:
Payables:
Investment securities purchased	26,808
Fund shares redeemed	8,008
Investment management fees	666
Administrative fees	8
Distribution fees	209
Accrued expenses	885
Total liabilities	36,584
Net assets	$6,664,134
Summary of Net Assets:
Capital stock and paid-in-capital	$5,734,834
Undistributed net investment income	9,619
Accumulated net realized loss	(128,334)
Unrealized appreciation of investments	1,048,015
Net assets	$6,664,134

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.49/$21.68
Shares outstanding	146,431
Net assets	$3,000,174
Class B: Net asset value per share	$20.16
Shares outstanding	6,176
Net assets	$124,510
Class C: Net asset value per share	$20.08
Shares outstanding	16,916
Net assets	$339,604
Class I: Net asset value per share	$20.42
Shares outstanding	80,879
Net assets	$1,651,817
Class R3: Net asset value per share	$20.65
Shares outstanding	3,457
Net assets	$71,398
Class R4: Net asset value per share	$20.74
Shares outstanding	5,279
Net assets	$109,468
Class R5: Net asset value per share	$20.78
Shares outstanding	6,873
Net assets	$142,804
Class Y: Net asset value per share	$20.79
Shares outstanding	58,895
Net assets	$1,224,359

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund

Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$90,969
Interest	119
Less: Foreign tax withheld	(1,327)
Total investment income	89,761

Expenses:
Investment management fees	19,322
Administrative services fees	196
Transfer agent fees	4,200
Distribution fees
Class A	3,591
Class B	660
Class C	1,612
Class R3	160
Class R4	117
Custodian fees	3
Accounting services fees	428
Registration and filing fees	186
Board of Directors' fees	71
Audit fees	24
Other expenses	473
Total expenses (before waivers and fees paid indirectly)	31,043
Expense waivers	(7)
Transfer agent fee waivers	(50)
Commission recapture	(8)
Custodian fee offset	—
Total waivers and fees paid indirectly	(65)
Total expenses, net	30,978
Net Investment Income	58,783
Net Realized Gain on Investments:
Net realized gain on investments in securities	100,156
Net Realized Gain on Investments	100,156
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	507,879
Net Changes in Unrealized Appreciation of Investments	507,879
Net Gain on Investments and Foreign Currency Transactions	608,035
Net Increase in Net Assets Resulting from Operations	$666,818

The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$58,783	$91,137
Net realized gain on investments and foreign currency transactions	100,156	288,347
Net unrealized appreciation (depreciation) of investments	507,879	(80,550)
Net Increase In Net Assets Resulting From Operations	666,818	298,934
Distributions to Shareholders:
From net investment income
Class A	(25,950)	(39,884)
Class B	(627)	(725)
Class C	(1,813)	(2,088)
Class I	(16,016)	(22,078)
Class R3	(495)	(555)
Class R4	(856)	(1,069)
Class R5	(1,312)	(1,360)
Class Y	(12,672)	(19,263)
Total distributions	(59,741)	(87,022)
Capital Share Transactions:
Class A	(68,573)	(171,276)
Class B	(25,261)	(53,899)
Class C	(1,220)	(16,870)
Class I	76,777	261,047
Class R3	7,542	23,187
Class R4	20,967	19,940
Class R5	29,676	33,945
Class Y	756	56,218
Net increase from capital share transactions	40,664	152,292
Net Increase In Net Assets	647,741	364,204
Net Assets:
Beginning of period	6,016,393	5,652,189
End of period	$6,664,134	$6,016,393
Undistributed (distribution in excess of) net investment income (loss)	$9,619	$10,577

The accompanying notes are an integral part of these financial statements.

11

The Hartford Dividend and Growth Fund

Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Dividend and Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or

12

independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

The Hartford Dividend and Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

14

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute

15

The Hartford Dividend and Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2011	October 31, 2010
Ordinary Income	$87,022	$76,389

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$10,577
Accumulated Capital Losses *	(191,812)
Unrealized Appreciation †	503,458
Total Accumulated Earnings	$322,223

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(91)
Accumulated Net Realized Gain (Loss)	91

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses

16

for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$70,968
2016	19,011
2017	101,833
Total	$191,812

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2011, the Fund utilized $288,644 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

17

The Hartford Dividend and Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $4 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.08%
Class B	1.95
Class C	1.82
Class I	0.80
Class R3	1.35
Class R4	1.05
Class R5	0.75
Class Y	0.65

18

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $3,644 and contingent deferred sales charges of $84 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $50.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

19

The Hartford Dividend and Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.03%	16.17%
Class B	0.03	15.19
Class C	0.03	15.39
Class I	0.03	16.64
Class Y	0.03	16.65

7.	Affiliate Holdings:

As of October 31, 2011, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 29,059 Class Y shares of the Fund.

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$806,610
Sales Proceeds Excluding U.S. Government Obligations	750,751

20

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	9,496	1,294	(14,322)	—	(3,532)	22,026	2,071	(33,146)	—	(9,049)
Amount	$185,039	$25,337	$(278,949)	$—	$(68,573)	$421,852	$38,913	$(632,041)	$—	$(171,276)
Class B
Shares	186	32	(1,524)	—	(1,306)	396	38	(3,301)	—	(2,867)
Amount	$3,577	$601	$(29,439)	$—	$(25,261)	$7,406	$694	$(61,999)	$—	$(53,899)
Class C
Shares	1,514	88	(1,668)	—	(66)	2,878	105	(3,907)	—	(924)
Amount	$28,909	$1,683	$(31,812)	$—	$(1,220)	$53,819	$1,924	$(72,613)	$—	$(16,870)
Class I
Shares	10,569	783	(7,450)	—	3,902	23,792	1,139	(11,128)	—	13,803
Amount	$206,337	$15,312	$(144,872)	$—	$76,777	$450,650	$21,290	$(210,893)	$—	$261,047
Class R3
Shares	696	23	(336)	—	383	1,699	28	(530)	—	1,197
Amount	$13,698	$457	$(6,613)	$—	$7,542	$32,899	$514	$(10,226)	$—	$23,187
Class R4
Shares	1,641	31	(615)	—	1,057	2,702	37	(1,697)	—	1,042
Amount	$32,519	$615	$(12,167)	$—	$20,967	$52,256	$711	$(33,027)	$—	$19,940
Class R5
Shares	2,116	50	(659)	—	1,507	5,619	69	(3,919)	—	1,769
Amount	$41,730	$988	$(13,042)	$—	$29,676	$102,262	$1,302	$(69,619)	$—	$33,945
Class Y
Shares	6,053	573	(6,576)	—	50	12,922	896	(10,977)	—	2,841
Amount	$119,983	$11,419	$(130,646)	$—	$756	$250,848	$17,071	$(211,701)	$—	$56,218
Total
Shares	32,271	2,874	(33,150)	—	1,995	72,034	4,383	(68,605)	—	7,812
Amount	$631,792	$56,412	$(647,540)	$—	$40,664	$1,371,992	$82,419	$(1,302,119)	$—	$152,292

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	498	$9,792
For the Year Ended October 31, 2011	805	$15,391

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

21

The Hartford Dividend and Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

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23

The Hartford Dividend and Growth Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$18.61	$0.17	$–	$1.89	$2.06	$(0.18)	$–	$–	$(0.18)	$1.88	$20.49
B	18.32	0.09	–	1.84	1.93	(0.09)	–	–	(0.09)	1.84	20.16
C	18.25	0.10	–	1.84	1.94	(0.11)	–	–	(0.11)	1.83	20.08
I	18.56	0.20	–	1.86	2.06	(0.20)	–	–	(0.20)	1.86	20.42
R3	18.76	0.14	–	1.90	2.04	(0.15)	–	–	(0.15)	1.89	20.65
R4	18.84	0.17	–	1.91	2.08	(0.18)	–	–	(0.18)	1.90	20.74
R5	18.88	0.20	–	1.91	2.11	(0.21)	–	–	(0.21)	1.90	20.78
Y	18.88	0.22	–	1.91	2.13	(0.22)	–	–	(0.22)	1.91	20.79

For the Year Ended October 31, 2011 (G)
A	17.93	0.27	–	0.67	0.94	(0.26)	–	–	(0.26)	0.68	18.61
B	17.64	0.10	–	0.66	0.76	(0.08)	–	–	(0.08)	0.68	18.32
C	17.58	0.13	–	0.66	0.79	(0.12)	–	–	(0.12)	0.67	18.25
I	17.87	0.32	–	0.68	1.00	(0.31)	–	–	(0.31)	0.69	18.56
R3	18.08	0.22	–	0.67	0.89	(0.21)	–	–	(0.21)	0.68	18.76
R4	18.14	0.28	–	0.69	0.97	(0.27)	–	–	(0.27)	0.70	18.84
R5	18.18	0.34	–	0.68	1.02	(0.32)	–	–	(0.32)	0.70	18.88
Y	18.18	0.36	–	0.68	1.04	(0.34)	–	–	(0.34)	0.70	18.88

For the Year Ended October 31, 2010
A	16.03	0.25	–	1.90	2.15	(0.25)	–	–	(0.25)	1.90	17.93
B	15.76	0.11	–	1.86	1.97	(0.09)	–	–	(0.09)	1.88	17.64
C	15.72	0.12	–	1.86	1.98	(0.12)	–	–	(0.12)	1.86	17.58
I	15.98	0.29	–	1.90	2.19	(0.30)	–	–	(0.30)	1.89	17.87
R3	16.18	0.19	–	1.93	2.12	(0.22)	–	–	(0.22)	1.90	18.08
R4	16.22	0.25	–	1.93	2.18	(0.26)	–	–	(0.26)	1.92	18.14
R5	16.24	0.29	–	1.96	2.25	(0.31)	–	–	(0.31)	1.94	18.18
Y	16.25	0.32	–	1.93	2.25	(0.32)	–	–	(0.32)	1.93	18.18

For the Year Ended October 31, 2009
A	14.56	0.26	–	1.47	1.73	(0.26)	–	–	(0.26)	1.47	16.03
B	14.32	0.14	–	1.44	1.58	(0.14)	–	–	(0.14)	1.44	15.76
C	14.28	0.15	–	1.45	1.60	(0.16)	–	–	(0.16)	1.44	15.72
I	14.52	0.33	–	1.44	1.77	(0.31)	–	–	(0.31)	1.46	15.98
R3	14.71	0.25	–	1.46	1.71	(0.24)	–	–	(0.24)	1.47	16.18
R4	14.73	0.28	–	1.48	1.76	(0.27)	–	–	(0.27)	1.49	16.22
R5	14.75	0.33	–	1.47	1.80	(0.31)	–	–	(0.31)	1.49	16.24
Y	14.75	0.35	–	1.48	1.83	(0.33)	–	–	(0.33)	1.50	16.25

For the Year Ended October 31, 2008
A	23.12	0.31	–	(7.32)	(7.01)	(0.31)	(1.24)	–	(1.55)	(8.56)	14.56
B	22.76	0.14	–	(7.21)	(7.07)	(0.13)	(1.24)	–	(1.37)	(8.44)	14.32
C	22.72	0.17	–	(7.21)	(7.04)	(0.16)	(1.24)	–	(1.40)	(8.44)	14.28
I	23.07	0.34	–	(7.27)	(6.93)	(0.38)	(1.24)	–	(1.62)	(8.55)	14.52
R3	23.37	0.23	–	(7.40)	(7.17)	(0.25)	(1.24)	–	(1.49)	(8.66)	14.71
R4	23.39	0.32	–	(7.42)	(7.10)	(0.32)	(1.24)	–	(1.56)	(8.66)	14.73
R5	23.41	0.35	–	(7.40)	(7.05)	(0.37)	(1.24)	–	(1.61)	(8.66)	14.75
Y	23.41	0.37	–	(7.40)	(7.03)	(0.39)	(1.24)	–	(1.63)	(8.66)	14.75

For the Year Ended October 31, 2007
A	21.48	0.29	0.01	2.95	3.25	(0.27)	(1.34)	–	(1.61)	1.64	23.12
B	21.17	0.11	0.01	2.90	3.02	(0.09)	(1.34)	–	(1.43)	1.59	22.76
C	21.13	0.13	0.01	2.91	3.05	(0.12)	(1.34)	–	(1.46)	1.59	22.72
I	21.46	0.36	–	2.98	3.34	(0.39)	(1.34)	–	(1.73)	1.61	23.07
R3(J)	21.14	0.15	–	2.25	2.40	(0.17)	–	–	(0.17)	2.23	23.37
R4(J)	21.14	0.21	–	2.26	2.47	(0.22)	–	–	(0.22)	2.25	23.39
R5(J)	21.14	0.26	–	2.26	2.52	(0.25)	–	–	(0.25)	2.27	23.41
Y	21.72	0.37	–	3.02	3.39	(0.36)	(1.34)	–	(1.70)	1.69	23.41

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

11.09	%(E)	$3,000,174	1.08	%(F)	1.08	%(F)	1.08	%(F)	1.78	%(F)	12%
10.57	(E)	124,510	2.03	(F)	1.95	(F)	1.95	(F)	0.93	(F)	–
10.65	(E)	339,604	1.82	(F)	1.82	(F)	1.82	(F)	1.03	(F)	–
11.17	(E)	1,651,817	0.80	(F)	0.80	(F)	0.80	(F)	2.05	(F)	–
10.93	(E)	71,398	1.36	(F)	1.35	(F)	1.35	(F)	1.49	(F)	–
11.09	(E)	109,468	1.05	(F)	1.05	(F)	1.05	(F)	1.77	(F)	–
11.22	(E)	142,804	0.75	(F)	0.75	(F)	0.75	(F)	2.07	(F)	–
11.32	(E)	1,224,359	0.65	(F)	0.65	(F)	0.65	(F)	2.20	(F)	–

5.22		2,791,444	1.08		1.08		1.08		1.42		30
4.32		137,071	2.01		1.96		1.96		0.55		–
4.49		309,846	1.83		1.83		1.83		0.68		–
5.60		1,428,333	0.80		0.80		0.80		1.69		–
4.94		57,684	1.37		1.35		1.35		1.14		–
5.32		79,535	1.06		1.05		1.05		1.43		–
5.62		101,281	0.76		0.75		0.75		1.75		–
5.71		1,111,199	0.66		0.66		0.66		1.84		–

13.46		2,850,636	1.11		1.11		1.11		1.46		33
12.54		182,506	2.02		1.97		1.97		0.63		–
12.65		314,729	1.85		1.85		1.85		0.71		–
13.78		1,129,059	0.82		0.82		0.82		1.71		–
13.15		33,933	1.39		1.38		1.38		1.06		–
13.51		57,684	1.07		1.06		1.06		1.46		–
13.93		65,379	0.78		0.78		0.78		0.81		–
13.96		1,018,263	0.67		0.67		0.67		1.88		–

12.17		2,635,571	1.17		1.17		1.17		1.88		33	(H)
11.22		236,026	2.14		1.99		1.99		1.10		–
11.37		286,465	1.92		1.92		1.92		1.13		–
12.52		658,690	0.85		0.85		0.85		1.96		–
11.84		5,171	1.47		1.47		1.47		1.26		–
12.27		19,372	1.09		1.09		1.09		1.85		–
12.55		1,947	0.80		0.80		0.80		2.07		–
12.73		746,004	0.69		0.69		0.69		2.30		–

(32.24)		2,214,358	1.09		1.09		1.09		1.62		36
(32.85)		222,732	1.97		1.97		1.97		0.73		–
(32.80)		221,895	1.83		1.83		1.83		0.87		–
(32.02)		167,989	0.82		0.82		0.82		1.77		–
(32.53)		455	1.58		1.50		1.50		1.16		–
(32.25)		8,410	1.09		1.09		1.09		1.63		–
(32.06)		310	0.80		0.80		0.80		1.94		–
(31.99)		494,110	0.69		0.69		0.69		2.01		–

16.20	(I)	3,236,757	1.09		1.09		1.09		1.35		24
15.22	(I)	395,552	1.95		1.95		1.95		0.50		–
15.42	(I)	365,443	1.82		1.82		1.82		0.62		–
16.67	(I)	1,899	0.77		0.77		0.77		1.50		–
11.38	(E)	177	1.40	(F)	1.40	(F)	1.40	(F)	0.63	(F)	–
11.70	(E)	1,994	1.09	(F)	1.09	(F)	1.09	(F)	0.72	(F)	–
11.99	(E)	193	0.82	(F)	0.82	(F)	0.82	(F)	0.98	(F)	–
16.68	(I)	255,138	0.69		0.69		0.69		1.72		–

25

The Hartford Dividend and Growth Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(J)	Commenced operations on December 22, 2006.

26

The Hartford Dividend and Growth Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Dividend and Growth Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

28

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Dividend and Growth Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current ½ year	Days in the full year
Class A	$1,000.00	$1,110.90	$5.66	$1,000.00	$1,019.50	$5.41	1.08%	182	366
Class B	$1,000.00	$1,105.70	$10.21	$1,000.00	$1,015.16	$9.77	1.95	182	366
Class C	$1,000.00	$1,106.50	$9.54	$1,000.00	$1,015.81	$9.13	1.82	182	366
Class I	$1,000.00	$1,111.70	$4.19	$1,000.00	$1,020.89	$4.01	0.80	182	366
Class R3	$1,000.00	$1,109.30	$7.08	$1,000.00	$1,018.15	$6.78	1.35	182	366
Class R4	$1,000.00	$1,110.90	$5.51	$1,000.00	$1,019.64	$5.27	1.05	182	366
Class R5	$1,000.00	$1,112.20	$3.94	$1,000.00	$1,021.13	$3.77	0.75	182	366
Class Y	$1,000.00	$1,113.20	$3.43	$1,000.00	$1,021.61	$3.28	0.65	182	366

30

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-DG12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Emerging Markets Local Debt Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Emerging Markets Local Debt Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at April 30, 2012 (Unaudited)	6
Investment Valuation Hierarchy Level Summary at April 30, 2012 (Unaudited)	18
Statement of Assets and Liabilities at April 30, 2012 (Unaudited)	19
Statement of Operations for the Six-Month Period Ended April 30, 2012 (Unaudited)	20
Statement of Changes in Net Assets for the Six-Month Period Ended April 30, 2012 (Unaudited), and the Period May 31, 2011, (commencement of operations) through October 31, 2011	21
Notes to Financial Statements (Unaudited)	22
Financial Highlights (Unaudited)	36
Directors and Officers (Unaudited)	38
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	40
Quarterly Portfolio Holdings Information (Unaudited)	40
Expense Example (Unaudited)	41

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation and income.

Performance Overview 5/31/11 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	Since Inception
Emerging Markets Local Debt A#	5.68%	-1.05%
Emerging Markets Local Debt A##		-5.50%
Emerging Markets Local Debt C#	5.29%	-1.80%
Emerging Markets Local Debt C##		-2.76%
Emerging Markets Local Debt I#	5.71%	-0.92%
Emerging Markets Local Debt R3#	5.50%	-1.46%
Emerging Markets Local Debt R4#	5.66%	-1.20%
Emerging Markets Local Debt R5#	5.92%	-0.83%
Emerging Markets Local Debt Y#	5.62%	-1.09%
JP Morgan GBI Emerging Markets Global Diversified Index	4.05%	0.93%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Ricardo Adrogué, PhD	James W. Valone, CFA	Tieu-Bich Nguyen, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President, Fixed Income Portfolio Manager and Co-Director of Fixed Income	Senior Vice President and Fixed Income Credit Analyst

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 5.68%, before sales charges, for the six-month period ended April 30, 2012, outperforming its benchmark, the JP Morgan Government Bond Index – Emerging Markets Global Diversified, which returned 4.05% for the same period. The Fund underperformed the 5.77% return of the average fund in the Lipper Emerging Markets Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP (gross national product) per capita or other economic measures.

Why did the Fund perform this way?

The JP Morgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD) produced a 4.05% return for the period. The bulk of the local market’s positive returns were driven by coupon income and modest declines in local interest rates. Currency markets have been volatile during the period; weakness in the fourth quarter of 2011, caused by increased risk aversion in the markets due to on-going concerns over the European sovereign crisis, was followed by a strong rebound in early 2012 and a weakness again in March and April. Africa was the best performing region in the Index (6.9%) while Asia lagged (2.0%). From a country perspective, Philippines (11.6%), Colombia (11.6%) and Peru (8.9%) were the best performers in the Index while Brazil (-2.8%), Thailand (-0.5%), and Indonesia (2.2%) lagged. A number of emerging markets (EM) central banks lowered interest rates in this period, in response to cooling growth and declining inflation pressures, including Brazil, Chile, the Philippines, Indonesia, Thailand, and Russia. On the other hand, the National Bank of Colombia and the National Bank of Hungary hiked rates during the period.

Emerging market corporate debt finished the period with a return of 5.13% as measured by the JP Morgan CEMBI Broad Diversified Index. As with the emerging market local sovereign debt market, most of the strength came from the first quarter of 2012.

During the period, both currency and interest rate positioning contributed positively to relative performance (i.e. performance of the Fund as measured against the benchmark). A strategic allocation to corporate bonds away from local sovereign bonds also contributed to relative performance as corporate bonds, when translated from USD (U.S. dollars) into local EM currencies, outperformed the local bond component of the JP Morgan GBI - EMGD Index, particularly in the first quarter of 2012. Our security selection of the corporate bonds in the Fund versus the market (as measured by the JP Morgan CEMBI Broad Diversified Index) was positive for the period, although this was outweighed by the negative contribution from country allocation.

Our interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps, and credit default swap contracts. We use local currency denominated cash bonds and currency forwards (deliverable and non-deliverable) to express our views on currency.

Our positioning in Brazil, the Ivory Coast, and the Czech Republic helped relative performance. In Brazil, an overweight duration position focused on shorter-dated sovereign issues contributed to performance. Our underweight currency positioning in the Brazilian real at the beginning of the period was accretive to relative performance during the period. Growth indicators are cooling and the central bank has begun to ease rates to offset negative growth trends, which we expect to continue. Long term inflation trends remain a concern, however, so we favor the front end of the curve. We remain defensive on the Brazilian currency given its vulnerabilities to a weak global environment.

An allocation to a long-dated external sovereign issue in Ivory Coast contributed to performance. In January 2012, the Ivorian Finance Minister announced it would resume contractual payments of its debt in June 2012 although the timing of the settlement of the three missed coupons remains uncertain.

A short position in the Czech Koruna based on our concern over the country’s sensitivity to the eurozone debt crisis added to relative performance.

Detractors from relative performance included our positioning in Indonesia, Argentina, and Russia. Our lack of interest rate exposure in Indonesia based on inflation concerns in the country detracted from relative returns during the period, outweighing the positive contribution from underweight

3

The Hartford Emerging Markets Local Debt Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

currency positioning. We continue to find yields too low in Indonesia relative to inflation risks. Strong regional growth trends should continue to be supportive of the currency on the longer term, though we remain defensive given the broader market vulnerabilities.

A short position in the Argentine peso based on our concern over the country’s sensitivity to global cyclical pressures detracted from performance.

An underweight duration exposure in Russia focused on longer-dated local debt proved unfavorable. Since inception of the portfolio, we have added exposure in this market via the few euroclearable issues available to us. Many of the local sovereign bonds held in the index were not accessible due to restrictions placed on foreign investment. The impact this has on relative performance has grown as Russia’s index weight has increased to 9.4%. Recent changes to regulation should make local market investing in Russia more readily accessible over time, although additional work with the Fund’s custodian bank is required. During the period, bonds rallied as the result of a decline in inflation. We do not believe that this decline will persist, and we also consider valuations to be tight.

What is the outlook?

We believe that the macroeconomic outlook for most EM countries continues to be strong; growth trends are healthy, inflation is moderating, fiscal accounts are generally well-managed, and debt burdens seem low and stable. Reserve balances have declined at the margin, but the overall external liquidity position is sound. Political risk generally remains country specific and centered around elections. Although we believe recent actions by Argentina's government to nationalize a major oil company are clearly negative, we do not expect other major EM countries to follow a similar path. Rather, the primary risks to emerging markets continue to come largely from the developed world. At the start of 2012, markets were well-supported by improving global growth indicators and a successful long term refinancing operations (LTRO) program that slowed the pace of deleveraging from European banks. This in turn eased concerns about potential capital outflows from emerging markets. As we look ahead, however, we expect European concerns to return to the forefront. Growth indicators in Western Europe, including Germany, have softened in the face of fiscal tightening, and a third wave of LTRO funding appears unlikely at the present time. We believe the ability of Spain and Italy to conduct successful auctions will be an important indicator of market sentiment. On a more positive note, we remain constructive on the outlook for the U.S. and China. For the U.S., we continue to expect low but positive growth trends, which, combined with the Federal Reserve on hold, should be supportive for EM broadly and for Latin America in particular. Recent PMI (purchasing managers index) results for China have also moved higher, reinforcing our view that a soft landing is the most likely outcome for the country this year, which should also be supportive for growth in the broader Asian region.

We believe that the current market environment should generally be favorable for emerging markets interest rates, and as a result we have extended our overweight in duration at the overall portfolio level. Inflation pressures should be contained by relatively soft global growth trends. Real interest rates in EM, on average, are higher than developed market real yields, giving many central banks room to lower policy rates if they have a need to boost their domestic economies. In the Fund’s portfolio, we continue to express this view primarily via overweight duration positions in those markets where economic activity is declining and nominal yields are high, such as Brazil, Hungary, and Israel. Some markets, however, appear to understate inflation risks, and as a result we are underweight duration in countries such as Mexico, South Africa, Turkey, and much of Asia. In the Czech Republic, we pay fixed rates in recognition of the fact that, should growth surprise on the upside, rates are too low, but if European events push growth lower, the central bank will likely have less flexibility to lower rates than other, higher yielding markets in the EMEA (Europe, Middle East and Africa) region that are subject to similar cyclical pressures.

On the currency front, our largest overweights (i.e. the Fund’s position was greater than the benchmark position) are concentrated in Latin America, particularly in Chilean peso, Mexican peso, and Peru new sol, which all appear to be undervalued and should all benefit from relatively stronger U.S. growth prospects and steady export demand. We remain neutral on Brazilian real, where valuations appear closer to fair value and outflow risks have dissipated. We continue to like currencies in Asia, such as Indian rupee and Korean won, which should also benefit from positive long-term structural trends. Asian currency underweights are concentrated in Indonesian rupiah and Philippines peso, where valuations appear more stretched. We remain defensive in Eastern Europe, which remains vulnerable to ongoing uncertainty in Western Europe. Without another round of LTRO funding, growth pressures and a heavy election calendar may keep European currencies somewhat volatile in the month ahead. We remain underweight Croatia kuna, Czech koruna, and the Hungarian forint. We still find the Russian ruble to be overvalued, fully reflecting high oil prices, and find better value in Mexican peso, the Norwegian krone, and the Nigerian naira.

Finally, we continue to hold a small collection of opportunistic positions in the portfolio that should allow us to

4

take tactical advantage of attractive valuations and/or improving fundamental trends in some higher beta markets. In Africa, we have modest exposure to external debt in post-default Ivory Coast, and expect further price appreciation over time as the government moves to restoring missed coupon payments. We also find local debt in Nigeria, taken on an unhedged basis, to provide relatively high yields and the potential for currency appreciation. Over the course of the first quarter of 2012 we have modestly added to exposure in a basket of Western European countries - namely Ireland, Portugal, and Greece – where we believe current valuations understate the potential for fundamental improvement in the months ahead. We continue to express a negative view on the Argentine peso where we believe balance of payment pressures continue to mount. In all cases, opportunistic position sizes are relatively modest as we recognize the potential volatility inherent in these types of issuers over short time horizons, but believe that over time, the upside potential in these issuers outweighs the downside risk.

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.4%
Aa / AA	0.5
A	22.0
Baa / BBB	29.3
Ba / BB	14.0
B	2.0
Caa / CCC or Lower	1.0
Unrated	10.9
Non Debt Securities and Other Short-Term Instruments	18.6
Other Assets & Liabilities	1.3
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Agriculture, Forestry, Fishing and Hunting	0.2%
Arts, Entertainment and Recreation	0.5
Beverage and Tobacco Product Manufacturing	0.5
Chemical Manufacturing	0.4
Construction	1.0
Fabricated Metal Product Manufacturing	0.2
Finance and Insurance	11.3
Food Manufacturing	0.6
Information	1.6
Mining	1.7
Miscellaneous Manufacturing	0.6
Nonmetallic Mineral Product Manufacturing	0.4
Petroleum and Coal Products Manufacturing	5.0
Pipeline Transportation	0.2
Rail Transportation	0.5
Retail Trade	0.1
Transportation Equipment Manufacturing	0.1
Truck Transportation	0.3
Utilities	4.2
Water Transportation	0.3
Wholesale Trade	0.3
Total	30.0%
Foreign Government Obligations	50.1
Short-Term Investments	18.6
Other Assets and Liabilities	1.3
Total	100.0%

5

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 30.0%
		Austria - 0.2%
		OGX Austria GmbH
	$200	8.38%, 04/01/2022 ■	$204

		Belgium - 0.3%
		International Bank for Reconstruction & Development
NGN	44,000	14.50%, 03/28/2013	280

		Brazil - 3.3%
		Banco Bradesco S.A.
	200	5.75%, 03/01/2022 ■	203
		Banco do Brasil
	200	5.88%, 01/26/2022 §	208
	100	8.50%, 10/20/2020 §♠	115
		BFF International Ltd.
	230	7.25%, 01/28/2020 §	263
		Brasil Telecom S.A.
BRL	300	9.75%, 09/15/2016 ■	166
		Centrais Eletricas Brasileiras S.A.
	200	5.75%, 10/27/2021 ■	217
		Globo Comunicacao e Participacoes S.A.
	225	6.25%, 07/20/2015 §♠	240
		Itau Unibanco Holding S.A.
	200	5.65%, 03/19/2022 ■	201
	200	6.20%, 12/21/2021 ■	209
		Petrobras International Finance Co.
	140	7.88%, 03/15/2019	173
		RBS-Zero Hora Editora Journalistica
BRL	575	11.25%, 06/15/2017 §	299
		Telemar Norte Leste S.A.
	100	5.50%, 10/23/2020 §	104
		Vale Overseas Ltd.
	190	4.63%, 09/15/2020	201
		Votorantim Cimentos S.A.
	200	7.25%, 04/05/2041 §	203
			2,802
		British Virgin Islands - 1.3%
		CLP Power Hong Kong Ltd.
	100	4.75%, 03/19/2020 §	107
		Fita International Ltd.
	125	7.00%, 02/10/2020	129
		FPT Finance Ltd.
	240	6.38%, 09/28/2020 §	250
		Hong Kong Electric Finance Ltd.
	225	4.25%, 12/14/2020 §	235
		Mega Advance Investments
	200	5.00%, 05/12/2021 §	211
		QGOG Atlantic/Alaskan Rigs
	191	5.25%, 07/30/2018 ■	192
			1,124
		Canada - 0.4%
		Pacific Rubiales Energy Corp.
	143	7.25%, 12/12/2021 ■	156
		PTTEP Canada International Finance Ltd.
	200	5.69%, 04/05/2021 §	216
			372
		Cayman Islands - 0.2%
		Alliance Global Group, Inc.
	100	6.50%, 08/18/2017	105
		UOB Cayman Ltd.
	100	5.80%, 03/15/2016 §♠	101
			206
		Chile - 0.7%
		AES Gener S.A.
	105	5.25%, 08/15/2021 ■	110
	110	5.25%, 08/15/2021 §	116
		Automotores Gildemeister
	100	8.25%, 05/24/2021 ■	106
		E.CL S.A.
	200	5.63%, 01/15/2021 §	216
			548
		China - 0.5%
		China Shanshui Cement Group
	200	10.50%, 04/27/2017 ■	202
		MCC Holding Corp., Ltd.
	200	4.88%, 07/29/2016 §	201
			403
		Colombia - 2.1%
		Banco de Bogota S.A.
	200	5.00%, 01/15/2017 §	208
		Bancolombia S.A.
	190	6.13%, 07/26/2020	201
		Ecopetrol S.A.
	160	7.63%, 07/23/2019	201
		Emgesa S.A.
COP	981,000	8.75%, 01/25/2021 §	620
		Empresa de Energia de Bogota
	235	6.13%, 11/10/2021 §	248
		Empresas Public Medellin
COP	448,000	8.38%, 02/01/2021 §	273
			1,751
		Hong Kong - 1.5%
		Bank of China Hong Kong
	100	5.55%, 02/11/2020 §	107
		Bank of East Asia
	200	6.38%, 05/04/2022 §	213
		CNPC HK Overseas Capital Ltd.
	260	3.95%, 04/19/2022 ■	262
		Hutchison Whampoa International Ltd.
	200	4.63%, 01/13/2022 ■	208
	120	5.75%, 09/11/2019 §	135
	125	6.00%, 10/28/2015 §♠	127
		Zijin International Finance Co. Ltd.
	230	4.25%, 06/30/2016 §	236
			1,288
		India - 0.1%
		NTPC Ltd.
	110	5.88%, 03/02/2016	118

		Ireland - 0.7%
		Bank of Ireland
EUR	80	4.00%, 01/28/2015	94
		MTS International Funding Ltd.
	135	8.63%, 06/22/2020 §	155
		Vnesheconombank
	320	6.90%, 07/09/2020 §	353
			602

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 30.0% - (continued)
		Israel - 0.3%
		Israel Electric Corp., Ltd.
	$200	9.38%, 01/28/2020 §	$226

		Kazakhstan - 0.6%
		Kazatomprom Natsionalnaya
	275	6.25%, 05/20/2015 §	297
		KazMunayGas National Co.
	215	7.00%, 05/05/2020 §	246
			543
		Kuwait - 0.3%
		Kuwait Projects Co.
	210	8.88%, 10/17/2016 §	237

		Luxembourg - 1.6%
		ALROSA Finance S.A.
	200	7.75%, 11/03/2020 §	213
		European Investment Bank
ZAR	475	8.76%, 12/31/2018 ○	37
		Gaz Capital S.A.
	220	9.25%, 04/23/2019 §	274
		SB Capital (Sberbank)
	400	5.72%, 06/16/2021 §	405
		VTB Capital S.A.
	220	6.88%, 05/29/2018 §	232
		Yasar Holdings S.A. Via Willow No 2
	200	9.63%, 10/07/2015 §	201
			1,362
		Malaysia - 0.8%
		Axiata SPV1 (Labuan) Ltd.
	100	5.38%, 04/28/2020	107
		Hong Leong Bank
	200	3.75%, 03/17/2016	205
		Petronas Capital Ltd.
	210	5.25%, 08/12/2019 §	239
		Public Bank Bhd
	120	6.84%, 08/22/2036	122
			673
		Mexico - 1.8%
		Axtel SAB de CV
	135	9.00%, 09/22/2019 §	105
		Controladora Mabe S.A. de C.V.
	200	7.88%, 10/28/2019 §	215
		Corporacion GEO SAB de CV
	245	8.88%, 03/27/2022 ■	249
		Desarrolladora Homex S.A.
	100	7.50%, 09/28/2015	101
	135	9.75%, 03/25/2020 §	140
		Empresas ICA SAB de CV
	90	8.90%, 02/04/2021 §	89
		Grupo Bimbo S.A.B.
	105	4.50%, 01/25/2022 ■	109
		Petroleos Mexicanos
	195	6.50%, 06/02/2041	226
		Sigma Alimentos S.A.
	150	5.63%, 04/14/2018 §	159
		Telefonos De Mexico SAB
	100	5.50%, 01/27/2015	110
			1,503
		Netherlands - 1.0%
		GTB Finance B.V.
	200	7.50%, 05/19/2016 §	207
		Indo Energy Finance
	200	7.00%, 05/07/2018 §	205
		Listrindo Capital B.V.
	200	6.95%, 02/21/2019 ■	208
		VimpelCom Holdings B.V.
	200	7.50%, 03/01/2022 §	194
			814
		Panama - 0.1%
		AES Panama S.A.
	115	6.35%, 12/21/2016 §	124

		Peru - 0.6%
		Banco de Credito del Peru/Panama
	190	6.88%, 09/16/2026 ■	201
	115	6.88%, 09/16/2026 §	122
		Corporacion Jose R. Lindley S.A.
	87	6.75%, 11/23/2021 ■	93
	115	6.75%, 11/23/2021 §	123
			539
		Philippines - 0.2%
		SM Investments Corp.
	130	5.50%, 10/13/2017	131

		Qatar - 0.6%
		Nakilat, Inc.
	233	6.27%, 12/31/2033 §	255
		Ras Laffan Liquefied Natural Gas Co., Ltd.
	250	5.84%, 09/30/2027 §	268
			523
		Republic of Guatemala - 0.3%
		Central American Bottling Corp.
	205	6.75%, 02/09/2022 ■	212
	35	6.75%, 02/09/2022 §	36
			248
		Russia - 1.1%
		Russian Agricultural Bank OJSC
RUB	13,800	8.70%, 03/17/2016 §	482
		Russian Railways
	380	5.74%, 04/03/2017 §	406
			888
		Singapore - 1.3%
		DBS Bank Ltd.
	120	5.00%, 11/15/2019 §	125
		DBS Group Holdings Ltd.
	450	3.63%, 09/21/2022 ■	448
		Olam International Ltd.
	130	7.50%, 08/12/2020	131
		Oversea-Chinese Banking Corp., Ltd.
	250	3.75%, 11/15/2022	249
		Sinochem Overseas Capital Co.
	120	6.30%, 11/12/2040 §	119
			1,072
		South Africa - 0.7%
		Consol Glass Ltd.
EUR	100	7.63%, 04/15/2014 §	135

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 30.0% - (continued)
		South Africa - 0.7% - (continued)
		Eskom Holdings Ltd.
ZAR	900	10.01%, 12/31/2018 ○	$64
ZAR	2,060	10.63%, 08/18/2027 ○	54
ZAR	700	10.73%, 12/31/2032 ○	11
		Gold Fields Orogen Holding Ltd.
	200	4.88%, 10/07/2020 §	189
		Transnet Ltd.
ZAR	1,000	10.00%, 03/30/2029	133
			586
		South Korea - 1.7%
		Export-Import Bank of Korea
	200	5.00%, 04/11/2022	215
		Korea Development Bank
	400	3.88%, 05/04/2017	415
		Korea Hydro and Nuclear Power Co.
	100	6.25%, 06/17/2014 §	108
		Korea National Oil Corp.
	245	3.13%, 04/03/2017 ■	246
		KT Corp.
	200	3.88%, 01/20/2017 §	207
		Shinhan Bank
	125	6.82%, 09/20/2036	128
		Woori Bank
	130	6.21%, 05/02/2037 §	130
			1,449
		Thailand - 2.1%
		Bangkok Bank PCL/Hong Kong
	235	4.80%, 10/18/2020 §	240
		Bank of Thailand
THB	12,630	2.35%, 10/21/2012	409
THB	3,265	2.48%, 07/16/2012	106
THB	13,730	2.82%, 12/23/2012	445
THB	8,575	3.33%, 05/12/2014	278
THB	8,214	3.40%, 09/08/2014	267
			1,745
		United Arab Emirates - 1.5%
		Abu Dhabi National Energy Co.
	230	5.88%, 12/13/2021 §	248
		Dolphin Energy Ltd.
	200	5.50%, 12/15/2021 ■	213
		DP World Ltd.
	130	6.85%, 07/02/2037 §	125
		Dubai Electricity & Water Authority
	175	7.38%, 10/21/2020 §	188
		IPIC GMTN Ltd.
	250	5.00%, 11/15/2020 §	260
		Taqa Abu Dhabi National Energy
	200	5.88%, 12/13/2021 ■	215
			1,249
		United Kingdom - 0.7%
		Berau Coal Energy PT
	200	7.25%, 03/13/2017 ■	199
		European Bank for Reconstruction & Development
ZAR	550	8.76%, 12/31/2020 ○	38
		Standard Bank plc
	200	8.13%, 12/02/2019	219
		Vedanta Resources plc
	$170	9.50%, 07/18/2018 §	175
			631
		United States - 1.3%
		MCE Finance Ltd.
	165	10.25%, 05/15/2018	186
		NII Capital Corp.
	115	7.63%, 04/01/2021	107
	75	8.88%, 12/15/2019	75
		Reliance Holdings USA, Inc.
	250	4.50%, 10/19/2020 §	241
	250	5.40%, 02/14/2022 §	251
		Schahin II Finance Co. SPV Ltd.
	260	5.88%, 09/25/2022 ■	260
			1,120
		Venezuela - 0.1%
		Petroleos de Venezuela S.A.
	85	9.00%, 11/17/2021 §	69

		Total corporate bonds
		(cost $25,119)	$25,430

FOREIGN GOVERNMENT OBLIGATIONS - 50.1%
		Brazil - 3.4%
		Brazil (Republic of)
BRL	868	6.00%, 08/15/2050 ◄	$556
BRL	3,445	10.00%, 01/01/2014 - 01/01/2021	1,779
		Brazil Notas do Tesouro Nacional Serie F
BRL	959	10.00%, 01/01/2015	510
			2,845
		Chile - 0.8%
		Bonos del Banco Central de Chile en Pesos
CLP	350,000	6.00%, 02/01/2016	722

		Colombia - 2.5%
		Colombia (Republic of)
COP	811,909	4.25%, 05/17/2017 ■	970
COP	1,656,300	7.50%, 08/26/2026	953
COP	225,078	10.00%, 07/24/2024 ■	157
			2,080
		Greece - 0.8%
		Hellenic Republic
EUR	1,059	2.00%, 02/24/2026 - 02/24/2042 ☼	256
		Hellenic Republic Government Bond
EUR	1,897	2.00%, 02/24/2034 - 02/24/2037 ☼	444
			700
		Hungary - 7.3%
		Hungary (Republic of)
HUF	164,520	5.50%, 02/12/2014 - 02/12/2016	718
HUF	260,880	6.00%, 11/24/2023	1,022
HUF	175,800	6.50%, 06/24/2019	739
HUF	386,920	6.75%, 08/22/2014 - 10/22/2028	1,671
HUF	184,140	7.00%, 06/24/2022	790
HUF	204,320	7.50%, 10/24/2013 - 11/12/2020	911
HUF	70,150	8.00%, 02/12/2015	324
			6,175

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 50.1% - (continued)
		Ireland - 0.5%
		Ireland (Republic of)
EUR	200	5.00%, 10/18/2020	$234
EUR	200	5.40%, 03/13/2025	233
			467
		Israel - 1.4%
		Israel (Government of)
ILS	790	4.25%, 08/31/2016	216
ILS	235	5.00%, 01/31/2020	65
ILS	1,220	5.50%, 01/31/2022	344
ILS	205	6.00%, 02/28/2019	60
ILS	1,705	6.25%, 10/30/2026	507
			1,192
		Ivory Coast - 1.4%
		Ivory Coast (Republic of)
	1,810	0.00%, 12/31/2032 ●§	1,231

		Malaysia - 5.7%
		Malaysia Government Bond
MYR	2,620	2.51%, 08/27/2012	864
MYR	340	3.46%, 07/31/2013	113
MYR	2,470	3.74%, 02/27/2015	828
MYR	2,715	4.01%, 09/15/2017	926
MYR	1,040	4.16%, 07/15/2021	360
MYR	680	4.23%, 06/30/2031	229
MYR	1,110	4.24%, 02/07/2018	383
MYR	605	4.26%, 09/15/2016	208
MYR	1,115	4.38%, 11/29/2019	391
MYR	1,465	4.39%, 04/15/2026	513
			4,815
		Mexico - 4.4%
		Mexican Bonos
MXN	795	7.50%, 06/03/2027	65
MXN	840	8.50%, 05/31/2029	75
		Mexican Bonos De Desarrollo
MXN	2,430	8.50%, 11/18/2038	210
MXN	5,764	9.00%, 12/20/2012	454
		Mexican Udibonos
MXN	1,028	3.50%, 12/14/2017 ◄	86
MXN	11,190	4.00%, 11/15/2040 ◄	925
MXN	22,020	4.50%, 12/18/2014 - 11/22/2035 ◄	1,881
			3,696
		Nigeria - 0.3%
		Nigeria Government
NGN	63,223	7.00%, 10/23/2019 ■	264

		Peru - 3.5%
		Peru (Republic of)
PEN	101	6.95%, 08/12/2031 ■	43
PEN	915	8.60%, 08/12/2017 §	413
		Peru Bono Soberano
PEN	25	7.84%, 08/12/2020	11
		Peruvian Government International Bond
PEN	2,650	6.85%, 02/12/2042 §	1,092
PEN	1,860	6.90%, 08/12/2037 §	779
PEN	1,339	8.20%, 08/12/2026 §	638
			2,976
		Poland - 5.6%
		Poland Government Bond
PLN	1,625	5.00%, 04/25/2016 ╦	518
PLN	4,705	5.25%, 04/25/2013 - 10/25/2020 ╦‡	1,498
PLN	1,220	5.50%, 10/25/2019	394
PLN	6,560	5.75%, 04/25/2014 - 04/25/2029 ╦	2,125
PLN	710	6.25%, 10/24/2015	236
			4,771
		Portugal - 0.7%
		Obrigacoes do Tesouro
EUR	290	3.85%, 04/15/2021	238
		Portugal (Republic of)
EUR	355	3.35%, 10/15/2015	364
			602
		Russia - 1.3%
		Russian Federation Government
RUB	30,000	7.85%, 03/10/2018 §	1,065

		South Africa - 4.2%
		South Africa (Republic of)
ZAR	9,427	6.25%, 03/31/2036	906
ZAR	6,670	6.50%, 02/28/2041	652
ZAR	3,575	6.75%, 03/31/2021	433
ZAR	4,090	7.00%, 02/28/2031	449
ZAR	1,885	8.00%, 12/21/2018	251
ZAR	3,520	8.25%, 09/15/2017	478
ZAR	2,360	10.50%, 12/21/2026	363
			3,532
		South Korea - 0.6%
		Korea (Republic of)
KRW	414,580	4.00%, 09/10/2015	372
KRW	195,180	5.25%, 09/10/2015	182
			554
		Thailand - 0.1%
		Thailand Government
THB	3,185	4.13%, 11/01/2012	104

		Turkey - 4.6%
		Turkey Government Bond
TRY	2,140	4.00%, 04/29/2015 ◄	1,266
TRY	580	8.00%, 10/09/2013	324
TRY	985	8.27%, 08/08/2012 ○	547
TRY	1,815	10.00%, 01/09/2013 - 04/10/2013	1,038
TRY	1,315	11.46%, 11/07/2012 ○	713
			3,888
		United Arab Emirates - 0.3%
		MDC GMTN B.V.
	200	5.50%, 04/20/2021 §	216

		Uruguay - 0.7%
		Uruguay (Republic of)
UYU	10,390	4.38%, 12/15/2028 ◄	591

		Total foreign government obligations
		(cost $41,514)	$42,486

		Total long-term investments (cost $66,633)	$67,916

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 18.6%
	Repurchase Agreements - 18.6%
Bank of America Merrill Lynch TriParty
Joint Repurchase Agreement (maturing on
05/01/2012 in the amount of $3,905,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $3,983)
$3,905	0.20%, 04/30/2012		$3,905
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $5,231, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $5,336)
5,231	0.20%, 04/30/2012		5,231
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,066, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $2,107)
2,066	0.21%, 04/30/2012		2,066
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,711, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB
0.88% - 1.38%, 2013 - 2014, FHLMC
4.00% - 6.00%, 2014 - 2041, FNMA
4.00% - 4.50%, 2025 - 2042, value of
	$1,745)
1,711	0.19%, 04/30/2012		1,711
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2, collateralized by U.S. Treasury Note 0.75%, 2013, value of $2)
2	0.17%, 04/30/2012		2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,809, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $2,865)
2,809	0.21%, 04/30/2012		2,809
			15,724
	Total short-term investments
	(cost $15,724)		$15,724

	Total investments
	(cost $82,357) ▲	98.7%	$83,640
	Other assets and liabilities	1.3%	1,103
	Total net assets	100.0%	$84,743

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.

10

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $82,395 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,059
Unrealized Depreciation	(814)
Net Unrealized Appreciation	$1,245

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■

Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $6,523, which represents 7.7% of total net assets.

§

These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.

person. Unless otherwise indicated, these holdings are determined to be liquid.  At April 30, 2012, the aggregate value of these securities was $19,704, which represents 23.3% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $128 at April 30, 2012.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
ARS	BOA	Sell	$1,546	$1,514	06/04/2012	$(32)
AUD	CSFB	Buy	819	820	06/20/2012	(1)
AUD	NAB	Sell	57	57	06/20/2012	–
AUD	WEST	Sell	762	762	06/20/2012	–
BRL	BOA	Buy	1,158	1,247	05/08/2012	(89)
BRL	HSBC	Sell	517	536	06/04/2012	19
BRL	JPM	Buy	406	430	06/04/2012	(24)
BRL	MSC	Buy	79	82	05/08/2012	(3)
BRL	MSC	Buy	4,887	5,391	06/04/2012	(504)
BRL	MSC	Sell	1,613	1,779	06/04/2012	166
BRL	RBC	Buy	42	42	06/04/2012	–
BRL	UBS	Buy	49	51	06/04/2012	(2)
CAD	JPM	Sell	40	39	06/20/2012	(1)
CAD	RBC	Sell	779	777	06/20/2012	(2)
CLP	BOA	Buy	586	579	06/20/2012	7
CLP	CBK	Sell	42	42	06/20/2012	–
CLP	CBK	Sell	320	318	06/20/2012	(2)
CLP	CSFB	Buy	109	109	06/20/2012	–
CLP	CSFB	Sell	115	115	06/20/2012	–
CLP	CSFB	Buy	42	42	06/20/2012	–
CLP	CSFB	Sell	167	166	06/20/2012	(1)
CLP	UBS	Buy	517	514	06/20/2012	3
CLP	UBS	Sell	341	339	06/20/2012	(2)
CNY	DEUT	Buy	946	948	05/14/2012	(2)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2012 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
CNY	DEUT	Sell	$820	$824	11/14/2014	$4
CNY	JPM	Buy	732	716	11/14/2014	16
CNY	JPM	Sell	1,788	1,801	11/14/2014	13
CNY	JPM	Buy	946	950	05/14/2012	(4)
COP	BOA	Buy	160	159	05/08/2012	1
COP	BOA	Sell	560	549	05/08/2012	(11)
COP	CBK	Buy	65	64	05/08/2012	1
COP	CBK	Buy	2,494	2,489	06/20/2012	5
COP	CBK	Sell	660	659	06/20/2012	(1)
COP	CSFB	Sell	368	366	06/20/2012	(2)
COP	MSC	Buy	99	98	05/08/2012	1
COP	UBS	Sell	551	551	06/20/2012	–
CZK	BOA	Sell	24	24	06/20/2012	–
CZK	DEUT	Sell	793	798	06/20/2012	5
EUR	BOA	Buy	531	533	06/20/2012	(2)
EUR	BOA	Sell	2,308	2,271	06/20/2012	(37)
EUR	CBK	Sell	582	584	05/07/2012	2
EUR	CBK	Sell	388	391	02/07/2013	3
EUR	CBK	Sell	106	105	05/07/2012	(1)
EUR	CBK	Sell	289	286	02/07/2013	(3)
EUR	CSFB	Buy	113	113	05/03/2012	–
EUR	CSFB	Buy	140	141	06/20/2012	(1)
EUR	CSFB	Sell	841	841	06/20/2012	–
EUR	CSFB	Sell	112	112	06/20/2012	–
EUR	JPM	Buy	937	940	06/20/2012	(3)
EUR	JPM	Sell	23	23	06/20/2012	–
EUR	JPM	Sell	596	601	06/20/2012	5
EUR	MSC	Sell	83	82	06/20/2012	(1)
EUR	UBS	Buy	17	17	05/02/2012	–
EUR	UBS	Sell	134	134	06/20/2012	–
EUR	WEST	Sell	289	286	06/20/2012	(3)
HRK	CSFB	Sell	155	150	05/10/2012	(5)
HRK	JPM	Sell	688	672	05/10/2012	(16)
HRK	JPM	Sell	807	802	06/29/2012	(5)
HUF	BOA	Buy	84	80	06/20/2012	4
HUF	BOA	Sell	748	720	06/20/2012	(28)
HUF	CSFB	Buy	80	76	06/20/2012	4
HUF	CSFB	Sell	300	300	06/20/2012	–
HUF	CSFB	Sell	146	139	06/20/2012	(7)
HUF	JPM	Buy	51	48	06/20/2012	3
HUF	UBS	Buy	2,292	2,210	06/20/2012	82
HUF	UBS	Sell	3,657	3,523	06/20/2012	(134)
IDR	CBK	Buy	1,375	1,378	05/21/2012	(3)
IDR	JPM	Buy	3,438	3,447	05/21/2012	(9)
IDR	MSC	Buy	2,063	2,069	05/21/2012	(6)
IDR	SCB	Buy	227	227	05/21/2012	–
IDR	UBS	Buy	438	448	05/08/2012	(10)
ILS	CBK	Sell	1,185	1,177	06/20/2012	(8)
ILS	GSC	Buy	7	7	05/02/2012	–
INR	JPM	Buy	1,569	1,591	07/25/2012	(22)
INR	SCB	Buy	74	74	07/25/2012	–
ISK	CBK	Buy	673	715	02/07/2013	(42)
KRW	JPM	Buy	815	814	06/20/2012	1
KRW	JPM	Buy	55	55	06/20/2012	–
KRW	JPM	Sell	564	564	06/20/2012	–
MXN	BCLY	Buy	154	158	06/20/2012	(4)
MXN	BCLY	Buy	203	201	06/20/2012	2
MXN	BOA	Buy	95	96	06/20/2012	(1)

The accompanying notes are an integral part of these financial statements.

12

Foreign Currency Contracts Outstanding at April 30, 2012 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
MXN	CSFB	Sell	$6	$6	06/20/2012	$–
MXN	GSC	Buy	47	48	06/20/2012	(1)
MXN	HSBC	Buy	6,550	6,684	06/20/2012	(134)
MXN	HSBC	Sell	990	1,010	06/20/2012	20
MXN	MSC	Buy	124	122	06/20/2012	2
MXN	RBC	Buy	84	84	06/20/2012	–
MYR	BCLY	Buy	148	146	06/20/2012	2
MYR	CSFB	Buy	86	86	06/20/2012	–
MYR	JPM	Buy	4,664	4,613	06/20/2012	51
MYR	JPM	Sell	1,660	1,642	06/20/2012	(18)
MYR	WEST	Buy	296	292	06/20/2012	4
NOK	JPM	Buy	841	841	06/20/2012	–
NZD	CSFB	Sell	718	731	05/29/2012	13
NZD	HSBC	Sell	78	77	05/29/2012	(1)
NZD	JPM	Sell	41	41	05/29/2012	–
PEN	BOA	Buy	1,187	1,177	06/20/2012	10
PEN	CSFB	Buy	1,896	1,872	06/20/2012	24
PEN	CSFB	Sell	2,475	2,443	06/20/2012	(32)
PEN	MSC	Buy	83	82	06/20/2012	1
PHP	CSFB	Sell	25	25	06/20/2012	–
PHP	CSFB	Sell	396	389	06/20/2012	(7)
PLN	BOA	Buy	170	168	06/20/2012	2
PLN	BOA	Sell	63	63	06/20/2012	–
PLN	BOA	Buy	158	159	06/20/2012	(1)
PLN	CSFB	Buy	314	318	06/20/2012	(4)
PLN	CSFB	Sell	1	1	06/20/2012	–
PLN	GSC	Buy	4,419	4,434	06/20/2012	(15)
PLN	GSC	Sell	1,900	1,906	06/20/2012	6
PLN	JPM	Buy	82	81	06/20/2012	1
PLN	JPM	Buy	255	255	06/20/2012	–
PLN	JPM	Sell	85	84	06/20/2012	(1)
PLN	UBS	Buy	80	79	06/20/2012	1
PLN	WEST	Buy	100	100	06/20/2012	–
RON	JPM	Sell	779	779	07/19/2012	–
RUB	JPM	Buy	4,125	4,081	06/20/2012	44
RUB	JPM	Buy	184	184	06/20/2012	–
RUB	JPM	Sell	361	357	06/20/2012	(4)
SGD	JPM	Sell	16	16	06/20/2012	–
SGD	SCB	Buy	28	28	06/20/2012	–
THB	BCLY	Buy	330	329	06/20/2012	1
THB	BCLY	Buy	2,617	2,552	07/23/2012	65
THB	BCLY	Sell	343	341	05/08/2012	(2)
THB	BCLY	Sell	960	956	06/20/2012	(4)
THB	BCLY	Buy	175	175	07/23/2012	–
THB	HSBC	Buy	350	350	07/23/2012	–
THB	JPM	Buy	1,664	1,667	06/20/2012	(3)
THB	JPM	Buy	344	341	05/08/2012	3
THB	SCB	Buy	41	41	06/20/2012	–
THB	UBS	Buy	220	216	07/23/2012	4
TND	CBK	Buy	841	858	05/07/2012	(17)
TRY	BOA	Buy	245	236	06/20/2012	9
TRY	DEUT	Buy	5,069	4,893	06/20/2012	176
TRY	DEUT	Sell	927	894	06/20/2012	(33)
TRY	JPM	Buy	82	80	06/20/2012	2
ZAR	BOA	Buy	80	79	06/20/2012	1
ZAR	BOA	Buy	154	156	06/20/2012	(2)
ZAR	JPM	Buy	298	290	06/20/2012	8
ZAR	UBS	Sell	372	378	06/20/2012	6

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2012 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
ZAR	UBS	Buy	$4,134	$4,209	06/20/2012	$(75)
ZAR	WEST	Buy	137	137	06/20/2012	–
						$(585)

Credit Default Swap Contracts Outstanding at April 30, 2012

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CDX.EM.16	BOA	$1,190	Sell	5.00%	12/20/16	$114	$131	$17
Croatia (Republic of)	BCLY	135	Buy	(1.00)% / 1.35%	03/20/17	22	20	(2)
Croatia (Republic of)	DEUT	135	Buy	(1.00)% / 4.35%	03/20/17	22	20	(2)
Croatia (Republic of)	DEUT	50	Buy	(1.00)% / 4.40%	06/20/17	8	8	–
Croatia (Republic of)	GSC	325	Buy	(1.00)% / 4.35%	03/20/17	52	46	(6)
Hungary (Republic of)	DEUT	210	Sell	1.00% / 5.12%	12/20/16	(44)	(35)	9
Hungary (Republic of)	DEUT	210	Sell	1.00% / 5.17%	06/20/17	(40)	(38)	2
Hungary (Republic of)	GSC	655	Sell	1.00% / 5.12%	12/20/16	(136)	(107)	29
Hungary (Republic of)	GSC	280	Sell	1.00% / 5.15%	03/20/17	(60)	(48)	12
Ireland (Republic of)	BCLY	270	Sell	1.00% / 5.72%	03/20/17	(50)	(49)	1
Ireland (Republic of)	DEUT	135	Sell	1.00% / 5.72%	03/20/17	(25)	(25)	–
Ireland (Republic of)	GSC	190	Sell	1.00% / 5.72%	03/20/17	(36)	(35)	1
						$(173)	$(112)	$61

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2012. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Cross Currency Swap Contracts Outstanding at April 30, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount of Currency Received	Notional Amount of Currency Paid	Expiration Date (a)	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
DEUT	6.70% Fixed TRY	3M LIBOR USD	$217	$–	01/17/22	$–	$–	$–
DEUT	6.80% Fixed TRY	3M LIBOR USD	436	–	01/17/22	–	–	–
DEUT	6.85% Fixed TRY	3M LIBOR USD	219	–	01/17/22	–	(1)	(1)
						$–	$(1)	$(1)

(a)      At the expiration date, the notional amount of the currency received will be exchanged back for the notional amount of the currency paid.

The accompanying notes are an integral part of these financial statements.

14

Interest Rate Swap Contracts Outstanding at April 30, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	3.57% Fixed	KRW CD KSDA	$147	08/12/21	$–	$–	$–
BCLY	3.64% Fixed	KRW CD KSDA	827	12/29/21	–	(2)	(2)
BCLY	3.69% Fixed	KRW CD KSDA	88	08/12/31	–	–	–
BCLY	4.13% Fixed	KRW CD KSDA	335	06/01/21	–	(14)	(14)
BCLY	4.80% Fixed	WIBOR PLN 6M	57	11/10/26	–	–	–
BCLY	4.81% Fixed	WIBOR PLN 6M	114	11/08/26	–	(1)	(1)
BCLY	4.81% Fixed	WIBOR PLN 6M	57	11/10/26	–	–	–
BCLY	4.83% Fixed	WIBOR PLN 6M	143	11/14/26	–	(1)	(1)
BCLY	6.03% Fixed	Float JIBAR 3M	598	08/05/13	–	(2)	(2)
BCLY*	Float 3M TELBOR	4.11% Fixed	588	02/02/22	–	(13)	(13)
BCLY	SORF6M	2.28% Fixed	93	12/29/21	–	3	3
BOA	SORF6M	2.17% Fixed	444	04/04/22	–	5	5
CBK	1.69% Fixed	CZK PRIBOR Reference Banks 6M	331	03/05/17	–	2	2
CBK	5.11% Fixed	MXIBTIIE	668	02/05/15	–	(1)	(1)
CBK	BZDIOVRA	10.33% Fixed	867	01/02/14	–	24	24
CBK	BZDIOVRA	10.81% Fixed	765	01/04/21	–	25	25
CBK	BZDIOVRA	12.29% Fixed	58	01/02/14	–	4	4
CSI	BZDIOVRA	12.09% Fixed	76	01/02/17	–	9	9
DEUT	2.12% Fixed	CZK PRIBOR Reference Banks 6M	164	10/06/21	–	–	–
DEUT	3.40% Fixed	KRW CD KSDA	479	09/16/21	–	8	8
DEUT	3.55% Fixed	KRW CD KSDA	448	02/06/22	–	2	2
DEUT	3.71% Fixed	KRW CD KSDA	295	08/11/21	–	(2)	(2)
DEUT	3.71% Fixed	KRW CD KSDA	243	11/03/31	–	–	–
DEUT	3.79% Fixed	KRW CD KSDA	708	04/03/22	–	(9)	(9)
DEUT	3.97% Fixed	KRW CD KSDA	96	06/21/21	–	(3)	(3)
DEUT	4.00% Fixed	KRW CD KSDA	110	06/20/21	–	(3)	(3)
DEUT	5.25% Fixed	MXIBTIIE	1,058	11/26/15	–	(2)	(2)
DEUT	5.44% Fixed	MXIBTIIE	367	10/21/16	–	(1)	(1)
DEUT	5.80% Fixed	Float JIBAR 3M	2,364	12/08/13	–	1	1
DEUT	6.11% Fixed	Float JIBAR 3M	796	02/03/15	–	2	2
DEUT	8.90% Fixed	BZDIOVRA	4,518	01/02/13	–	(17)	(17)
DEUT	9.21% Fixed	BZDIOVRA	1,481	01/02/13	–	(8)	(8)
DEUT	BZDIOVRA	10.00% Fixed	4,525	01/02/15	–	88	88
DEUT	BZDIOVRA	10.07% Fixed	1,582	01/02/15	–	34	34
DEUT	BZDIOVRA	10.49% Fixed	345	01/02/17	–	10	10
DEUT	BZDIOVRA	10.50% Fixed	175	01/02/17	–	5	5
DEUT	BZDIOVRA	10.51% Fixed	444	01/02/17	–	14	14
DEUT	BZDIOVRA	10.53% Fixed	363	01/02/17	–	12	12
DEUT	BZDIOVRA	10.55% Fixed	363	01/02/17	–	12	12
DEUT	BZDIOVRA	10.58% Fixed	173	01/04/21	–	2	2
DEUT	BZDIOVRA	10.61% Fixed	182	01/02/17	–	7	7
DEUT	BZDIOVRA	10.61% Fixed	96	01/04/21	–	1	1
DEUT	BZDIOVRA	10.64% Fixed	134	01/04/21	–	2	2
DEUT	BZDIOVRA	10.66% Fixed	91	01/04/21	–	2	2
DEUT	BZDIOVRA	12.31% Fixed	437	01/02/14	–	32	32
DEUT*	Float 3M TELBOR	4.13% Fixed	588	02/02/22	–	(12)	(12)
DEUT	KRW CD KSDA	3.50% Fixed	55	08/10/16	–	–	–
DEUT	KRW CD KSDA	3.55% Fixed	4,334	04/02/15	–	10	10
DEUT	Malaysia IB Offer Rate 3M	3.13% Fixed	1,477	12/08/14	–	(5)	(5)
DEUT	MXIBTIIE	7.42% Fixed	83	10/03/31	–	–	–
DEUT	SORF6M	1.84% Fixed	578	02/06/22	–	(9)	(9)
DEUT	SORF6M	2.21% Fixed	465	12/12/21	–	10	10
DEUT	Thailand 6M	3.23% Fixed	459	11/07/16	–	(7)	(7)

The accompanying notes are an integral part of these financial statements.

15

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at April 30, 2012 - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
DEUT	Thailand 6M	3.31% Fixed	$103	09/09/16	$–	$(1)	$(1)
GSC	1.64% Fixed	CZK PRIBOR Reference Banks 6M	2,440	02/10/17	–	17	17
GSC	1.80% Fixed	CZK PRIBOR Reference Banks 6M	590	04/06/17	–	(1)	(1)
GSC	5.19% Fixed	Float JIBAR 3M	670	10/07/14	–	3	3
GSC	5.49% Fixed	MXIBTIIE	1,101	10/25/16	–	(4)	(4)
GSC	6.12% Fixed	Float JIBAR 3M	797	02/03/15	–	1	1
GSC	9.48% Fixed	BZDIOVRA	1,470	01/02/13	–	(11)	(11)
GSC	BZDIOVRA	10.22% Fixed	818	01/02/15	–	21	21
GSC	BZDIOVRA	12.28% Fixed	30	01/02/15	–	3	3
GSC	BZDIOVRA	12.31% Fixed	65	01/02/14	–	5	5
GSC	MXIBTIIE	7.45% Fixed	251	10/07/31	–	–	–
GSC	WIBOR PLN 6M	5.00% Fixed	2,063	04/19/14	–	2	2
JPM	1.69% Fixed	CZK PRIBOR Reference Banks 6M	520	01/02/17	–	2	2
JPM	1.69% Fixed	CZK PRIBOR Reference Banks 6M	791	03/05/17	–	4	4
JPM	1.72% Fixed	CZK PRIBOR Reference Banks 6M	1,542	11/04/16	–	1	1
JPM	4.13% Fixed	KRW CD KSDA	328	06/21/31	–	(19)	(19)
JPM	7.78% Fixed	MXIBTIIE	983	04/09/15	–	6	6
JPM	BZDIOVRA	10.34% Fixed	1,455	01/02/14	–	38	38
JPM*	Float 3M TELBOR	2.78% Fixed	3,207	04/04/14	–	2	2
JPM*	Float 3M TELBOR	4.24% Fixed	219	01/02/22	–	(2)	(2)
JPM*	Float 3M TELBOR	4.43% Fixed	734	04/27/22	–	9	9
JPM*	Float 3M TELBOR	4.49% Fixed	434	09/23/21	–	5	5
JPM	MXIBTIIE	8.33% Fixed	720	09/24/21	–	24	24
JPM	Pay 1.68% Fixed	CZK PRIBOR Reference Banks 6M	567	03/05/17	–	3	3
JPM	SORF6M	1.90% Fixed	554	02/10/22	–	(5)	(5)
JPM	SORF6M	1.93% Fixed	578	02/02/22	–	(4)	(4)
JPM	WIBOR PLN 6M	4.79% Fixed	534	01/02/17	–	(3)	(3)
JPM	WIBOR PLN 6M	4.84% Fixed	487	11/04/16	–	(2)	(2)
MSC	2.20% Fixed	CZK PRIBOR Reference Banks 6M	376	01/02/22	–	(1)	(1)
MSC	2.23% Fixed	CZK PRIBOR Reference Banks 6M	589	09/16/21	–	(5)	(5)
MSC	2.34% Fixed	CZK PRIBOR Reference Banks 6M	336	09/16/21	–	(6)	(6)
MSC	6.20% Fixed	Float JIBAR 3M	229	12/29/14	–	–	–
MSC*	Float 3M TELBOR	2.72% Fixed	1,402	01/23/15	–	(8)	(8)
MSC*	Float 3M TELBOR	3.24% Fixed	1,133	02/20/17	–	(8)	(8)
MSC*	Float 3M TELBOR	3.46% Fixed	284	03/05/17	–	1	1
MSC*	Float 3M TELBOR	4.33% Fixed	179	02/10/22	–	(1)	(1)
					$–	$280	$280

*	The aggregate net value of investments valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors at April 30, 2012, was $(27), which rounds to zero percent of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

16

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays Capital, Inc.
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	EURO
HRK	Croatian Kuna
HUF	Hungarian Forint
IDR	Indonesian New Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
ISK	Iceland Krona
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Phillipine Peso
PLN	Polish New Zloty
RON	New Romanian Leu
RUB	New Ruble
SGD	Singapore Dollar
THB	Thai Bhat
TND	Tunisia Dinar
TRY	Turkish New Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets Index
GSCI	Goldman Sachs Commodity Index
S&P	Standard & Poors Index

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
IB	International Bank
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
PRIBOR	Prague Interbank Offered Rate
TELBOR	Tel Aviv Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate
SORF6M	Singapore Swap Offer Rate Fixing 6 Month

The accompanying notes are an integral part of these financial statements.

17

The Hartford Emerging Markets Local Debt Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	25,430	–	25,430	–
Foreign Government Obligations	42,486	–	41,095	1,391
Short-Term Investments	15,724	–	15,724	–
Total	$83,640	$–	$82,249	$1,391
Credit Default Swaps *	71	–	71	–
Cross Currency Swaps *	–	–	–	–
Foreign Currency Contracts *	803	–	803	–
Interest Rate Swaps *	473	–	464	9
Total	$1,347	$–	$1,338	$9
Liabilities:
Credit Default Swaps *	10	–	10	–
Cross Currency Swaps *	1	–	1	–
Foreign Currency Contracts *	1,388	–	1,388	–
Interest Rate Swaps *	193	–	172	21
Total	$1,592	$–	$1,571	$21

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Foreign Government Obligations	$1,535	$(10)	$150	†	$(46)	$242	$(126)	$—	$(354)	$1,391
Short-Term Investments	130	—	—		—	—	—	—	(130)	—
Total	$1,665	$(10)	$150		$(46)	$242	$(126)	$—	$(484)	$1,391
Swaps‡	$3	$—	$6	§	$—	$—	$—	$—	$—	$9
Total	$3	$—	$6		$—	$—	$—	$—	$—	$9

Liabilities:
Swaps‡	$(17)	$—	$(4	)§	$—	$—	$—	$—	$—	$(21)
Total	$(17)	$—	$(4)		$—	$—	$—	$—	$—	$(21)

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $145.
‡	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $2.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Emerging Markets Local Debt Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $82,357)	$83,640
Cash	466
Unrealized appreciation on foreign currency contracts	803
Unrealized appreciation on swap contracts	544
Receivables:
Investment securities sold	210
Fund shares sold	615
Dividends and interest	1,170
Swap premiums paid	218
Other assets	123
Total assets	87,789
Liabilities:
Unrealized depreciation on foreign currency contracts	1,388
Unrealized depreciation on swap contracts	204
Bank overdraft — foreign cash	441
Payables:
Investment securities purchased	590
Fund shares redeemed	2
Investment management fees	14
Administrative fees	—
Distribution fees	1
Accrued expenses	12
Swap premiums received	391
Other liabilities	3
Total liabilities	3,046
Net assets	$84,743
Summary of Net Assets:
Capital stock and paid-in-capital	$84,381
Undistributed net investment income	401
Accumulated net realized loss	(1,083)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,044
Net assets	$84,743

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.62/$10.07
Shares outstanding	1,607
Net assets	$15,465
Class C: Net asset value per share	$9.61
Shares outstanding	383
Net assets	$3,684
Class I: Net asset value per share	$9.61
Shares outstanding	2,157
Net assets	$20,737
Class R3: Net asset value per share	$9.61
Shares outstanding	207
Net assets	$1,994
Class R4: Net asset value per share	$9.61
Shares outstanding	206
Net assets	$1,977
Class R5: Net asset value per share	$9.62
Shares outstanding	206
Net assets	$1,983
Class Y: Net asset value per share	$9.59
Shares outstanding	4,057
Net assets	$38,903

The accompanying notes are an integral part of these financial statements.

19

The Hartford Emerging Markets Local Debt Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$1,673
Less: Foreign tax withheld	(5)
Total investment income	1,668

Expenses:
Investment management fees	333
Administrative services fees	4
Transfer agent fees	8
Distribution fees
Class A	20
Class C	19
Class R3	5
Class R4	2
Custodian fees	32
Accounting services fees	6
Registration and filing fees	67
Board of Directors' fees	1
Audit fees	5
Other expenses	6
Total expenses (before waivers)	508
Expense waivers	(151)
Total waivers	(151)
Total expenses, net	357
Net Investment Income	1,311
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	48
Net realized loss on swap contracts	(61)
Net realized gain on foreign currency contracts	903
Net realized loss on other foreign currency transactions	(563)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	327
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,599
Net unrealized appreciation of swap contracts	366
Net unrealized depreciation of foreign currency contracts	(180)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	19
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	2,804
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,131
Net Increase in Net Assets Resulting from Operations	$4,442

The accompanying notes are an integral part of these financial statements.

20

The Hartford Emerging Markets Local Debt Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Period May 31, 2011* through October 31, 2011
Operations:
Net investment income	$1,311	$563
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	327	(1,493)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,804	(1,760)
Net Increase (Decrease) In Net Assets Resulting From Operations	4,442	(2,690)
Distributions to Shareholders:
From net investment income
Class A	(242)	(129)
Class C	(42)	(25)
Class I	(219)	(56)
Class R3	(25)	(19)
Class R4	(28)	(21)
Class R5	(30)	(24)
Class Y	(429)	(108)
Total from net investment income	(1,015)	(382)
From tax return of capital
Class A	—	(23)
Class C	—	(5)
Class I	—	(10)
Class R3	—	(4)
Class R4	—	(4)
Class R5	—	(4)
Class Y	—	(20)
Total from tax return of capital	—	(70)
Total distributions	(1,015)	(452)
Capital Share Transactions:
Class A	(3,135)	19,127
Class C	(622)	4,471
Class I	11,200	9,368
Class R3	26	2,044
Class R4	27	2,025
Class R5	30	2,028
Class Y	23,786	14,083
Net increase from capital share transactions	31,312	53,146
Net Increase In Net Assets	34,739	50,004
Net Assets:
Beginning of period	50,004	—
End of period	$84,743	$50,004
Undistributed (distribution in excess of) net investment income (loss)	$401	$105

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Emerging Markets Local Debt Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

22

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other

23

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

24

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. As of March 2012, dividends from net investment income are declared and paid monthly. Prior to March 2012, dividends were declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

25

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or

26

disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Cross Currency Swap Agreements – The Fund may enter into cross currency swap agreements to gain or mitigate exposure on currency risk. Cross currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rate terms in the two currencies at the inception of the contract. The terms of cross currency swap agreements may extend for many years. The Fund, as shown on the Schedule of Investments, had outstanding cross currency swaps as of April 30, 2012.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2012.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a

27

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2012.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$803	$—	$—	$—	$—	$803
Unrealized appreciation on swap contracts	473	—	71	—	—	—	544
Total	$473	$803	$71	$—	$—	$—	$1,347

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,388	$—	$—	$—	$—	$1,388
Unrealized depreciation on swap contracts	193	1	10	—	—	—	204
Total	$193	$1,389	$10	$—	$—	$—	$1,592

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

28

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(68)	$(4)	$11	$—	$—	$—	$(61)
Net realized gain on foreign currency contracts	—	903	—	—	—	—	903
Total	$(68)	$899	$11	$—	$—	$—	$842

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$308	$(1)	$59	$—	$—	$—	$366
Net change in unrealized depreciation of foreign currency contracts	—	(180)	—	—	—	—	(180)
Total	$308	$(181)	$59	$—	$—	$—	$186

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

29

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended October 31, 2011 *
Ordinary Income	$382
Tax Return of Capital	70

*	The Fund commenced operations on May 31, 2011

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses	$(1,921)
Unrealized Depreciation *	(1,144)
Total Accumulated Deficit	$(3,065)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period

30

May 31, 2011, (commencement of operations) through October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(76)
Accumulated Net Realized Gain (Loss)	83
Capital Stock and Paid-in-Capital	(7)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$1,172
Long Term Capital Loss Carryforward	749
Total	$1,921

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $4.5 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

31

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

HIFSCO contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	0.90%

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $19 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For

32

providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8. Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	617	38%
Class C	204	53
Class I	206	10
Class R3	205	99
Class R4	206	100
Class R5	206	100
Class Y	928	23

9. Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$43,907
Sales Proceeds Excluding U.S. Government Obligations	19,577

33

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the period May 31, 2011, (commencement of operations) through October 31, 2011

	For the Six-Month Period Ended April 30, 2012					For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	371	26	(726)	—	(329)	2,311	15	(390)	—	1,936
Amount	$3,494	$238	$(6,867)	$—	$(3,135)	$22,652	$145	$(3,670)	$—	$19,127
Class C
Shares	23	5	(97)	—	(69)	465	3	(16)	—	452
Amount	$216	$42	$(880)	$—	$(622)	$4,593	$30	$(152)	$—	$4,471
Class I
Shares	1,275	24	(106)	—	1,193	1,306	7	(349)	—	964
Amount	$11,967	$219	$(986)	$—	$11,200	$12,375	$66	$(3,073)	$—	$9,368
Class R3
Shares	—	3	—	—	3	202	2	—	—	204
Amount	$1	$25	$—	$—	$26	$2,021	$23	$—	$—	$2,044
Class R4
Shares	—	3	—	—	3	200	3	—	—	203
Amount	$—	$27	$—	$—	$27	$2,000	$25	$—	$—	$2,025
Class R5
Shares	—	3	—	—	3	200	3	—	—	203
Amount	$—	$30	$—	$—	$30	$2,000	$28	$—	$—	$2,028
Class Y
Shares	2,933	47	(378)	—	2,602	1,442	13	—	—	1,455
Amount	$26,665	$429	$(3,308)	$—	$23,786	$13,955	$128	$—	$—	$14,083
Total
Shares	4,602	111	(1,307)	—	3,406	6,126	46	(755)	—	5,417
Amount	$42,343	$1,010	$(12,041)	$—	$31,312	$59,596	$445	$(6,895)	$—	$53,146

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

34

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13. Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

35

The Hartford Emerging Markets Local Debt Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (D)
A	$9.24	$0.17	$–	$0.35	$0.52	$(0.14)	$–	$–	$(0.14)	$0.38	$9.62
C	9.24	0.14	–	0.33	0.47	(0.10)	–	–	(0.10)	0.37	9.61
I	9.23	0.19	–	0.34	0.53	(0.15)	–	–	(0.15)	0.38	9.61
R3	9.24	0.16	–	0.33	0.49	(0.12)	–	–	(0.12)	0.37	9.61
R4	9.24	0.17	–	0.33	0.50	(0.13)	–	–	(0.13)	0.37	9.61
R5	9.24	0.19	–	0.34	0.53	(0.15)	–	–	(0.15)	0.38	9.62
Y	9.21	0.19	–	0.34	0.53	(0.15)	–	–	(0.15)	0.38	9.59

From May 31, 2011 (commencement of operations), through October 31, 2011
A(G)	10.00	0.01	–	(0.77)	(0.76)	0.02	–	(0.02)	–	(0.76)	9.24
C(G)	10.00	0.11	–	(0.77)	(0.66)	(0.08)	–	(0.02)	(0.10)	(0.76)	9.24
I(G)	10.00	0.14	–	(0.77)	(0.63)	(0.12)	–	(0.02)	(0.14)	(0.77)	9.23
R3(G)	10.00	0.14	–	(0.79)	(0.65)	(0.09)	–	(0.02)	(0.11)	(0.76)	9.24
R4(G)	10.00	0.15	–	(0.78)	(0.63)	(0.11)	–	(0.02)	(0.13)	(0.76)	9.24
R5(G)	10.00	0.16	–	(0.78)	(0.62)	(0.12)	–	(0.02)	(0.14)	(0.76)	9.24
Y(G)	10.00	0.15	–	(0.80)	(0.65)	(0.12)	–	(0.02)	(0.14)	(0.79)	9.21

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on May 31, 2011.

36

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

5.68	%(E)	$15,465	1.66	%(F)	1.20	%(F)	1.20	%(F)	3.81	%(F)	38%
5.29	(E)	3,684	2.40	(F)	1.94	(F)	1.94	(F)	3.06	(F)	–
5.71	(E)	20,737	1.39	(F)	0.93	(F)	0.93	(F)	4.07	(F)	–
5.50	(E)	1,994	2.05	(F)	1.55	(F)	1.55	(F)	3.46	(F)	–
5.66	(E)	1,977	1.75	(F)	1.25	(F)	1.25	(F)	3.76	(F)	–
5.92	(E)	1,983	1.45	(F)	0.95	(F)	0.95	(F)	4.06	(F)	–
5.62	(E)	38,903	1.36	(F)	0.90	(F)	0.90	(F)	4.10	(F)	–

(6.37	)(E)	17,895	1.66	(F)	1.20	(F)	1.20	(F)	3.77	(F)	61
(6.64	)(E)	4,178	2.40	(F)	1.94	(F)	1.94	(F)	3.00	(F)	–
(6.37	)(E)	8,900	1.52	(F)	1.00	(F)	1.00	(F)	3.86	(F)	–
(6.50	)(E)	1,888	2.05	(F)	1.55	(F)	1.55	(F)	3.48	(F)	–
(6.39	)(E)	1,872	1.75	(F)	1.25	(F)	1.25	(F)	3.78	(F)	–
(6.28	)(E)	1,874	1.45	(F)	0.95	(F)	0.95	(F)	4.08	(F)	–
(6.56	)(E)	13,397	1.36	(F)	0.90	(F)	0.90	(F)	4.13	(F)	–

37

The Hartford Emerging Markets Local Debt Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

38

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

39

The Hartford Emerging Markets Local Debt Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

The Hartford Emerging Markets Local Debt Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,056.80	$6.14	$1,000.00	$1,018.90	$6.02	1.20%	182	366
Class C	$1,000.00	$1,052.90	$9.90	$1,000.00	$1,015.22	$9.72	1.94	182	366
Class I	$1,000.00	$1,057.10	$4.76	$1,000.00	$1,020.24	$4.67	0.93	182	366
Class R3	$1,000.00	$1,055.00	$7.92	$1,000.00	$1,017.16	$7.77	1.55	182	366
Class R4	$1,000.00	$1,056.60	$6.39	$1,000.00	$1,018.65	$6.27	1.25	182	366
Class R5	$1,000.00	$1,059.20	$4.86	$1,000.00	$1,020.14	$4.77	0.95	182	366
Class Y	$1,000.00	$1,056.20	$4.60	$1,000.00	$1,020.39	$4.52	0.90	182	366

41

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-EMLD12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Emerging Markets Research Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Emerging Markets Research Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at April 30, 2012 (Unaudited)	5
Investment Valuation Hierarchy Level Summary at April 30,2012 (Unaudited)	9
Statement of Assets and Liabilities at April 30, 2012 (Unaudited)	10
Statement of Operations for the Six-Month Period Ended April 30, 2012 (Unaudited)	11
Statement of Changes in Net Assets for the Six-Month Period Ended April 30, 2012 (Unaudited), and for the Period May 31, 2011, (commencement of operations) through October 31, 2011	12
Notes to Financial Statements (Unaudited)	13
Financial Highlights (Unaudited)	26
Directors and Officers (Unaudited)	28
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	30
Quarterly Portfolio Holdings Information (Unaudited)	30
Expense Example (Unaudited)	31

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Emerging Markets Research Fund inception 05/31/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/31/11 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	Since Inception
Emerging Markets Research A#	3.32%	-15.07%
Emerging Markets Research A##		-19.74%
Emerging Markets Research C#	2.80%	-15.70%
Emerging Markets Research C##		-16.54%
Emerging Markets Research I#	3.49%	-14.83%
Emerging Markets Research R3#	3.05%	-15.40%
Emerging Markets Research R4#	3.28%	-15.10%
Emerging Markets Research R5#	3.46%	-14.85%
Emerging Markets Research Y#	3.49%	-14.83%
MSCI Emerging Markets Index	4.02%	-10.01%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Research Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Manager
Cheryl M. Duckworth, CFA
Senior Vice President and Associate Director of Global Industry Research

How did the Fund perform?

The Class A shares of the Hartford Emerging Markets Research Fund returned 3.32%, before sales charges, for the six-month period ended April 30, 2012, underperforming its benchmark, the MSCI Emerging Markets Index, which returned 4.02% for the same period. The Fund trailed the average fund in Lipper’s Emerging Markets Equity Funds peer group 4.99%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period as investors generally shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic data. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, global equities retreated for the first time in five months as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster U.S. labor report, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors. Within Emerging Markets, equities indexes in all three regions – Europe, the Middle East, and Africa (EMEA), Latin America, and Asia – rose during the period. Within the benchmark, nine of the ten sectors posted positive returns for the period. Information Technology (+16%) and Consumer Staples (+12%) performed the best, while Materials (-6%) was the only sector to post a decline.

The Fund’s underperformance relative to the MSCI Emerging Markets Index was driven by a combination of security selection and sector allocation. Strong stock selection in Financials, Utilities, and Industrials, was more than offset by weaker selection in Energy, Telecommunication Services, and Information Technology. Sector positioning also slightly detracted from returns, due mostly to a slight underweight (i.e. the Fund’s sector position was less than the benchmark position) in Information Technology.

Top detractors from the Fund’s relative performance (i.e. performance of the Fund as measured against the benchmark) were Reliance Industries (Energy), YPF SA (Energy), and Spreadtrum Communications (Information Technology). Reliance Industries is one of the largest global players in refining, commodity chemicals, and polyester. Additionally, the company is the second largest gas producer in India and has a dominant exploration position through some 230,000 square kilometers of exploration acreage. They reported annual results in April and though earnings were in line with expectations, revenue and EBITDA (earnings before income tax, depreciation and amortization) and fell sequentially during the fourth quarter due to a decline in refining margins, as well as modestly lower contributions to earnings from exploration and production. The stock also felt pressure from macro concerns in India. Shares of YPF SA, an Argentina-based integrated oil and gas company, also declined during the period. The company was nationalized by the Argentine government and we subsequently eliminated the position. Shares of Spreadtrum Communications, China's leading supplier of handset baseband chips for the mobile phone market, declined over the quarter amid questions of product competitiveness and pricing. We eliminated our position. Our position in Taiwan-based smartphone manufacturer HTC Corp. (Information Technology) also detracted from the Fund’s absolute performance results during the period.

SABESP (Utilities), Bank of Ayudhya (Financials), and China Overseas Grand Oceans (Financials) were the top contributors to benchmark-relative performance during the period. SABESP is the water utility for the state of Sao Paolo in Brazil. We consider this is a highly stable business that commands a high multiple. Shares outperformed during the period due to anticipated changes in the tariff methodology proposed by Brazilian regulators that should be favorable for the company. Bank of Ayudhya is the fifth largest bank in Thailand and the number one consumer finance lender. We purchased this stock early in the period when Thailand bank stocks were under pressure due to worries about the economic dislocation from flooding in the country. These worries abated later in the period and the stock price rose sharply. China Overseas Grand Oceans is a niche China homebuilder operating in 3rd tier cities, and we believe has the strongest balance sheet amongst its peers. Shares of the company benefitted from positive long-term growth prospects in spite of slowing growth in the Chinese economy. The company is one of a few who may benefit from policy tightening as they have a strong balance sheet and their cost of capital is very low allowing them to expand and take market share in an operating environment that could pose meaningful challenges for smaller competitors. Samsung Electronics (Information

3

The Hartford Emerging Markets Research Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

Technology) also contributed to the Fund’s absolute performance (i.e. total return).

What is the outlook?

The near-term outlook for the global economy is cautious, with Europe an area of heightened political and economic concern. We believe the cyclical slowdown in China will be felt by the rest of the world at a time when Europe is in recession, and the U.S. is expected to moderate. The U.S. economy has shown some strength recently, but its fiscal imbalances leave it vulnerable to setbacks. We expect global consumers will be forced to cope with higher energy prices. The challenging macroeconomic and political backdrop and uncertain outlook should result in an elevated level of market volatility throughout the upcoming year.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	3.1%
Banks (Financials)	14.8
Capital Goods (Industrials)	3.9
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	0.7
Diversified Financials (Financials)	5.1
Energy (Energy)	15.7
Food & Staples Retailing (Consumer Staples)	0.6
Food, Beverage & Tobacco (Consumer Staples)	4.7
Health Care Equipment & Services (Health Care)	0.4
Household & Personal Products (Consumer Staples)	1.1
Insurance (Financials)	4.2
Materials (Materials)	12.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	0.5
Real Estate (Financials)	1.9
Retailing (Consumer Discretionary)	2.2
Semiconductors & Semiconductor Equipment (Information Technology)	8.5
Software & Services (Information Technology)	1.6
Technology Hardware & Equipment (Information Technology)	3.5
Telecommunication Services (Services)	6.6
Transportation (Industrials)	0.6
Utilities (Utilities)	5.0
Short-Term Investments	0.8
Other Assets and Liabilities	0.7
Total	100.0%

4

The Hartford Emerging Markets Research Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.1%
	Argentina - 0.5%
1	Mercadolibre, Inc.	$130

	Australia - 2.6%
111	CGA Mining Ltd. ●	242
146	Perseus Mining Ltd. ●	392
		634
	Brazil - 11.4%
21	Banco Santander Brasil S.A.	169
10	BR Malls Participacoes S.A.	123
25	Braskem S.A.	176
6	Cia de Saneamento Basico do Estado de Sao Paulo ADR	507
1	Cia. Hering	35
1	Localiza Rent a Car S.A.	24
2	Lojas Americanas S.A.	22
84	Petroleo Brasileiro S. A.	932
12	Souza Cruz S.A.	185
—	Telefonica Brasil S.A. ☼	11
27	Vale S.A. SP ADR	595
		2,779
	British Virgin Islands - 0.2%
3	Arcos Dorados Holdings, Inc.	47

	Chile - 0.7%
18	S.A.C.I. Falabella	176

	China - 9.6%
424	China Construction Bank	329
141	China Pacific Insurance	455
214	China Railway Group Ltd.	84
92	China Shenhua Energy Co., Ltd.	406
170	China Shipping Development	110
13	Golden Eagle Retail Group Ltd.	34
307	Greatview Aseptic Packaging ●	167
468	Industrial and Commercial Bank of China	311
80	Shandong Weigao Group Medical Polymer Co., Ltd.	92
35	Stella International	92
8	Tencent Holdings Ltd.	263
		2,343
	Egypt - 0.3%
55	Orascom Telecom Media and Technology Holding SAE ●§	62

	Hong Kong - 16.2%
198	AMVIG Holdings Ltd.	111
17	ASM Pacific Technology	224
301	China Metal Recycling Holdings Ltd.	343
658	China Modern Dairy Holdings Ltd. ●	186
130	China Overseas Grand Oceans Group Ltd.	173
138	China Taiping Insurance ●	287
86	China Unicom Ltd.	150
353	CNOOC Ltd.	745
34	Daphne International Holdings Ltd.	48
98	ENN Energy Holdings Ltd.	342
8	Galaxy Entertainment Group Ltd. ●	25
518	Guangdong Investment Ltd.	380
16	Hengan International Group Co., Ltd.	169
523	Huabao International Holdings Ltd. ⌂†	170
46	Intime Department Store	58
288	Leoch International Technology Ltd.	72
26	MGM China Holdings Ltd.	48
118	NagaCorp Ltd.	55
126	Shun Tak Holdings Ltd.	52
4	Sino Forest Corp. Class A ⌂●†	—
60	Vinda International Holdings Ltd.	107
111	Zhongsheng Group Holdings	219
		3,964
	India - 7.1%
68	Bharti Televentures	402
4	Dr. Reddy's Laboratories Ltd. ADR	118
101	Gujarat NRE Coke Ltd.	39
52	ITC Ltd. ■	242
27	Nava Bharat Ventures Ltd.	107
3	Reliance Industries Ltd.	46
27	Reliance Industries Ltd. GDR ■	772
		1,726
	Indonesia - 0.6%
2	P.T. Telekomunikasi Indonesia ADR	58
16	PT Gudang Garam Tbk	100
		158
	Kenya (Republic of) - 0.2%
1,471	Safaricom Ltd.	58

	Malaysia - 3.1%
62	AMMB Holdings Berhad	127
47	Axiata Group Berhad	83
13	British American Tobacco	231
119	UMW Holdings Berhad	307
		748
	Mexico - 3.0%
23	America Movil SAB de C.V. ADR ‡	624
42	Wal-Mart de Mexico SAB de CV	119
		743
	Philippines - 1.6%
83	Metropolitan Bank and Trust	179
1	Philippine Long Distance Telephone Co. ADR	73
58	Puregold Price Club, Inc. ●	33
264	Robinsons Land Corp.	108
		393
	Poland - 1.0%
5	Bank Pekao S.A.	247

	Russia - 0.9%
16	Sberbank of Russia ADR ●	211

	Singapore - 0.9%
312	China Minzhong Food Corp., Ltd. ●	210

	South Africa - 3.4%
19	Discovery Holdings Ltd.	123
50	FirstRand Ltd.	161
39	Global Stock - Model	167
8	Sasol Ltd.	375
		826
	South Korea - 15.2%
3	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	84

The accompanying notes are an integral part of these financial statements.

5

The Hartford Emerging Market Research Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.1% - (continued)
	South Korea - 15.2% - (continued)
9	GS Holdings Corp.	$446
19	Hana Financial Holdings	662
1	Hyundai Motor Co., Ltd.	364
10	KB Financial Group, Inc.	346
1	Kia Motors Corp.	74
2	LG Chem Ltd. ■	277
—	LG Household and Healthcare Ltd.	81
—	Samsung Electronics Co., Ltd.	250
1	Samsung Electronics Co., Ltd. GDR §	859
5	Shinhan Financial Group Co., Ltd.	178
3	Woongjin Coway Co., Ltd.	93
		3,714
	Taiwan - 8.8%
63	Advantech Co., Ltd.	212
31	AirTac International Group	177
78	Chroma Ate, Inc.	176
154	Far Eastern New Century Corp.	173
23	Hiwin Technologies Corp.	216
106	Hon Hai Precision Industry Co., Ltd.	333
52	Synnex Technology International Corp.	121
253	Taiwan Semiconductor Manufacturing Co., Ltd.	748
		2,156
	Thailand - 5.2%
44	Bangkok Bank plc	278
455	Bank of Ayudhya plc	416
34	Central Pattana Public Co., Ltd.	55
234	PTT Chemical Public Co., Ltd. ●	524
		1,273
	Turkey - 1.2%
5	Tupras-Turkiye Petrol Rafinerileri A.S.	108
49	Turkiye Garanti Bankasi A.S.	180
		288
	United States - 0.4%
7	NII Holdings, Inc. Class B ●	101

	Total common stocks
	(cost $23,591)	$22,987

PREFERRED STOCKS - 0.5%
	Brazil - 0.5%
7	Banco Itau Holding	$116

	Total preferred stocks
	(cost $165)	$116

EXCHANGE TRADED FUNDS - 3.9%
	United States - 3.9%
22	Vanguard MSCI Emerging Markets ETF	$954

	Total exchange traded funds
	(cost $930)	$954

	Total long-term investments (cost $24,686)	$24,057

SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.8%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $48,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $49)
$48	0.20%, 04/30/2012	$48
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $64, collateralized by FHLMC 4.00% - 4.50%, 2039 - 2041, FNMA 3.00% - 5.00%, 2027 - 2040, value of $65)
64	0.20%, 04/30/2012	64
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $25, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $26)
25	0.21%, 04/30/2012	25
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $21, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $21)
21	0.19%, 04/30/2012	21
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $-, collateralized by U.S. Treasury Note 0.75%, 2013, value of $-)
—	0.17%, 04/30/2012	—
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $34, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $35)
34	0.21%, 04/30/2012	34
		192
	Total short-term investments
	(cost $192)	$192

Total investments
(cost $24,878) ▲	99.3%	$24,249
Other assets and liabilities	0.7%	163
Total net assets	100.0%	$24,412

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $25,033 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,596
Unrealized Depreciation	(2,380)
Net Unrealized Depreciation	$(784)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $170, which represents 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $1,291, which represents 5.3% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $921, which represents 3.8% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2011-12/2011	523	Huabao International Holdings Ltd.	443
05/2011	4	Sino Forest Corp. Class A	78

At April 30, 2012, the aggregate value of these securities was $170, which represents 0.7% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $11 at April 30, 2012.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
HKD	CSFB	Sell	$55	$55	05/03/2012	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Market Research Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CSFB	Credit Suisse First Boston Corp.

Currency Abbreviations:
HKD	Hong Kong Dollar

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

8

The Hartford Emerging Markets Research Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$130	$130	$–	$–
Australia	634	242	392	–
Brazil	2,779	2,779	–	–
British Virgin Islands	47	47	–	–
Chile	176	176	–	–
China	2,343	–	2,343	–
Egypt	62	62	–	–
Hong Kong	3,964	–	3,794	170
India	1,726	1,132	594	–
Indonesia	158	58	100	–
Kenya (Republic of)	58	58	–	–
Malaysia	748	–	748	–
Mexico	743	743	–	–
Philippines	393	73	320	–
Poland	247	–	247	–
Russia	211	–	211	–
Singapore	210	–	210	–
South Africa	826	–	826	–
South Korea	3,714	1,333	2,381	–
Taiwan	2,156	–	2,156	–
Thailand	1,273	1,197	76	–
Turkey	288	–	288	–
United States	101	101	–	–
Total	22,987	8,131	14,686	170
Exchange Traded Funds	954	954	–	–
Preferred Stocks	116	116	–	–
Short-Term Investments	192	–	192	–
Total	$24,249	$9,201	$14,878	$170
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2012, investments valued at $102 were transferred from Level 1 to Level 2, and investments valued at $264 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Common Stocks	$4	$—	$(136	)†	$—	$120	$—	$182	$—	$170
Total	$4	$—	$(136)		$—	$120	$—	$182	$—	$170

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(136).

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Research Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $24,878)	$24,249
Foreign currency on deposit with custodian (cost $15)	15
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	288
Fund shares sold	6
Dividends and interest	71
Other assets	101
Total assets	24,730
Liabilities:
Bank overdraft	3
Payables:
Investment securities purchased	301
Investment management fees	5
Administrative fees	—
Distribution fees	1
Accrued expenses	8
Total liabilities	318
Net assets	$24,412
Summary of Net Assets:
Capital stock and paid-in-capital	$28,284
Undistributed net investment income	9
Accumulated net realized loss	(3,251)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(630)
Net assets	$24,412

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.49/$8.98
Shares outstanding	903
Net assets	$7,664
Class C: Net asset value per share	$8.43
Shares outstanding	240
Net assets	$2,024
Class I: Net asset value per share	$8.50
Shares outstanding	228
Net assets	$1,938
Class R3: Net asset value per share	$8.46
Shares outstanding	204
Net assets	$1,724
Class R4: Net asset value per share	$8.49
Shares outstanding	200
Net assets	$1,697
Class R5: Net asset value per share	$8.50
Shares outstanding	200
Net assets	$1,702
Class Y: Net asset value per share	$8.50
Shares outstanding	902
Net assets	$7,663

The accompanying notes are an integral part of these financial statements.

10

The Hartford Emerging Markets Research Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$237
Interest	3
Less: Foreign tax withheld	(17)
Total investment income	223

Expenses:
Investment management fees	137
Administrative services fees	4
Transfer agent fees	3
Distribution fees
Class A	8
Class C	10
Class R3	4
Class R4	2
Custodian fees	7
Accounting services fees	2
Registration and filing fees	63
Board of Directors' fees	1
Audit fees	5
Other expenses	8
Total expenses (before waivers and fees paid indirectly)	254
Expense waivers	(86)
Commission recapture	—
Total waivers and fees paid indirectly	(86)
Total expenses, net	168
Net Investment Income	55
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(1,448)
Net realized loss on foreign currency contracts	(20)
Net realized gain on other foreign currency transactions	7
Net Realized Loss on Investments and Foreign Currency Transactions	(1,461)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,114
Net unrealized appreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	2,114
Net Gain on Investments and Foreign Currency Transactions	653
Net Increase in Net Assets Resulting from Operations	$708

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Research Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Period May 31, 2011* through October 31, 2011
Operations:
Net investment income (loss)	$55	$(15)
Net realized loss on investments and foreign currency transactions	(1,461)	(1,808)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	2,114	(2,744)
Net Increase (Decrease) In Net Assets Resulting From Operations	708	(4,567)
Distributions to Shareholders:
From net investment income
Class A	(2)	—
Class I	(3)	—
Class R5	(3)	—
Class Y	(14)	—
Total distributions	(22)	—
Capital Share Transactions:
Class A	1,546	7,095
Class C	61	2,292
Class I	181	2,069
Class R3	32	2,000
Class R4	—	2,000
Class R5	3	2,000
Class Y	14	9,000
Net increase from capital share transactions	1,837	26,456
Net Increase In Net Assets	2,523	21,889
Net Assets:
Beginning of period	21,889	—
End of period	$24,412	$21,889
Undistributed (distribution in excess of) net investment income (loss)	$9	$(24)

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Emerging Markets Research Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Emerging Markets Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the

13

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of

14

these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

15

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

16

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(20)	$—	$—	$—	$—	$(20)
Total	$—	$(20)	$—	$—	$—	$—	$(20)

17

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Accumulated Capital Losses	$(1,659)
Unrealized Depreciation *	(2,899)
Total Accumulated Deficit	$(4,558)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended May 31, 2011, (commencement of operations) through October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(9)
Accumulated Net Realized Gain (Loss)	18
Capital Stock and Paid-in-Capital	(9)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$1,633
Long Term Capital Loss Carryforward	12
Total	$1,645

As of October 31, 2011, the Fund elected to defer the following post-December losses:
Amount
Ordinary Income	$14

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.2000%
On next $250 million	1.1500%
On next $500 million	1.1000%
On next $4 billion	1.0750%
On next $5 billion	1.0725%
Over $10 billion	1.0700%

HIFSCO has contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	1.40%	1.85%	1.55%	1.25%	1.20%

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

20

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six-Month Period Ended April 30, 2012
Class A	1.53%
Class C	2.24
Class I	1.21
Class R3	1.85
Class R4	1.55
Class R5	1.25
Class Y	1.20

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $24 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

21

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	600	66%
Class C	200	83
Class I	200	88
Class R3	200	98
Class R4	200	100
Class R5	200	100
Class Y	902	100

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$13,244
Sales Proceeds Excluding U.S. Government Obligations	11,446

22

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and for the period May 31, 2011, (commencement of operations) through October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	213	—	(31)	—	182	743	—	(22)	—	721
Amount	$1,792	$2	$(248)	$—	$1,546	$7,282	$—	$(187)	$—	$7,095
Class C
Shares	18	—	(11)	—	7	233	—	—	—	233
Amount	$157	$—	$(96)	$—	$61	$2,292	$—	$—	$—	$2,292
Class I
Shares	21	—	—	—	21	207	—	—	—	207
Amount	$182	$3	$(4)	$—	$181	$2,069	$—	$—	$—	$2,069
Class R3
Shares	4	—	—	—	4	200	—	—	—	200
Amount	$34	$—	$(2)	$—	$32	$2,000	$—	$—	$—	$2,000
Class R4
Shares	—	—	—	—	—	200	—	—	—	200
Amount	$—	$—	$—	$—	$—	$2,000	$—	$—	$—	$2,000
Class R5
Shares	—	—	—	—	—	200	—	—	—	200
Amount	$—	$3	$—	$—	$3	$2,000	$—	$—	$—	$2,000
Class Y
Shares	—	2	—	—	2	900	—	—	—	900
Amount	$—	$14	$—	$—	$14	$9,000	$—	$—	$—	$9,000
Total
Shares	256	2	(42)	—	216	2,683	—	(22)	—	2,661
Amount	$2,165	$22	$(350)	$—	$1,837	$26,643	$—	$(187)	$—	$26,456

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford

23

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

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25

The Hartford Emerging Markets Research Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$8.22	$0.02	$–	$0.25	$0.27	$–	$–	$–	$–	$0.27	$8.49
C	8.20	(0.01)	–	0.24	0.23	–	–	–	–	0.23	8.43
I	8.23	0.03	–	0.26	0.29	(0.02)	–	–	(0.02)	0.27	8.50
R3	8.21	–	–	0.25	0.25	–	–	–	–	0.25	8.46
R4	8.22	0.02	–	0.25	0.27	–	–	–	–	0.27	8.49
R5	8.23	0.03	–	0.25	0.28	(0.01)	–	–	(0.01)	0.27	8.50
Y	8.23	0.03	–	0.26	0.29	(0.02)	–	–	(0.02)	0.27	8.50

From May 31, 2011 (commencement of operations), through October 31, 2011
A(G)	10.00	(0.01)	–	(1.77)	(1.78)	–	–	–	–	(1.78)	8.22
C(G)	10.00	(0.03)	–	(1.77)	(1.80)	–	–	–	–	(1.80)	8.20
I(G)	10.00	–	–	(1.77)	(1.77)	–	–	–	–	(1.77)	8.23
R3(G)	10.00	(0.02)	–	(1.77)	(1.79)	–	–	–	–	(1.79)	8.21
R4(G)	10.00	(0.01)	–	(1.77)	(1.78)	–	–	–	–	(1.78)	8.22
R5(G)	10.00	–	–	(1.77)	(1.77)	–	–	–	–	(1.77)	8.23
Y(G)	10.00	–	–	(1.77)	(1.77)	–	–	–	–	(1.77)	8.23

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on May 31, 2011.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

3.32	%(E)	$7,664	2.28	%(F)	1.53	%(F)	1.53	%(F)	0.45	%(F)	51%
2.80	(E)	2,024	2.99	(F)	2.24	(F)	2.24	(F)	(0.32	)(F)	–
3.49	(E)	1,938	1.96	(F)	1.21	(F)	1.21	(F)	0.73	(F)	–
3.05	(E)	1,724	2.65	(F)	1.85	(F)	1.85	(F)	0.09	(F)	–
3.28	(E)	1,697	2.35	(F)	1.55	(F)	1.55	(F)	0.39	(F)	–
3.46	(E)	1,702	2.05	(F)	1.25	(F)	1.25	(F)	0.69	(F)	–
3.49	(E)	7,663	1.95	(F)	1.20	(F)	1.20	(F)	0.74	(F)	–

(17.80	)(E)	5,931	1.97	(F)	1.48	(F)	1.47	(F)	(0.19	)(F)	39
(18.00	)(E)	1,909	2.71	(F)	2.22	(F)	2.20	(F)	(0.93	)(F)	–
(17.70	)(E)	1,708	1.69	(F)	1.20	(F)	1.19	(F)	0.06	(F)	–
(17.90	)(E)	1,642	2.38	(F)	1.85	(F)	1.83	(F)	(0.59	)(F)	–
(17.80	)(E)	1,644	2.08	(F)	1.55	(F)	1.53	(F)	(0.29	)(F)	–
(17.70	)(E)	1,646	1.78	(F)	1.25	(F)	1.23	(F)	0.00	(F)	–
(17.70	)(E)	7,409	1.69	(F)	1.20	(F)	1.19	(F)	0.05	(F)	–

27

The Hartford Emerging Markets Research Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

28

The Hartford Emerging Markets Research Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

29

The Hartford Emerging Markets Research Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Emerging Markets Research Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,033.20	$7.73	$1,000.00	$1,017.26	$7.67	1.53%	182	366
Class C	$1,000.00	$1,028.00	$11.29	$1,000.00	$1,013.72	$11.22	2.24	182	366
Class I	$1,000.00	$1,034.90	$6.12	$1,000.00	$1,018.85	$6.07	1.21	182	366
Class R3	$1,000.00	$1,030.50	$9.34	$1,000.00	$1,015.67	$9.27	1.85	182	366
Class R4	$1,000.00	$1,032.80	$7.83	$1,000.00	$1,017.16	$7.77	1.55	182	366
Class R5	$1,000.00	$1,034.60	$6.32	$1,000.00	$1,018.65	$6.27	1.25	182	366
Class Y	$1,000.00	$1,034.90	$6.07	$1,000.00	$1,018.90	$6.02	1.20	182	366

31

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-EMR12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Equity Growth Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Equity Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Equity Growth Allocation Fund inception 05/28/2004

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/28/04 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Equity Growth Allocation A#	9.87%	-3.93%	-0.01%	5.03%
Equity Growth Allocation A##		-9.21%	-1.13%	4.28%
Equity Growth Allocation B#	9.44%	-4.74%	-0.76%	NA *
Equity Growth Allocation B##		-9.50%	-1.12%	NA *
Equity Growth Allocation C#	9.45%	-4.60%	-0.72%	4.29%
Equity Growth Allocation C##		-5.55%	-0.72%	4.29%
Equity Growth Allocation I#	10.05%	-3.63%	0.37%	5.30%
Equity Growth Allocation R3#	9.75%	-4.22%	-0.24%	4.85%
Equity Growth Allocation R4#	9.94%	-3.83%	0.06%	5.07%
Equity Growth Allocation R5#	10.08%	-3.53%	0.36%	5.29%
S&P 500 Index	12.76%	4.73%	1.00%	4.95%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Equity Growth Allocation Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

How did the Fund perform?

The Class A shares of The Hartford Equity Growth Allocation Fund returned 9.87%, before sales charges, for the six-month period ending April 30, 2012. In comparison, its benchmark, the S&P 500 Index, returned 12.76%, while the average return for the Multi-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund, was 10.62%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

There are two main drivers of the fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of S&P 500 stocks and into a more traditionally diversified portfolio with exposure to small-cap stocks and international stocks. Over the period, the structural allocation impact was negative, as both smaller-cap and international stocks underperformed domestic large-cap stocks.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. From a Smart Strategic perspective, the Fund was benefited from an overweight to domestic large-caps, which outperformed both mid- and small-caps.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. We expect this process to cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in

3

The Hartford Equity Growth Allocation Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved a Form of Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of The Hartford Equity Growth Allocation Fund (“Equity Growth Allocation Fund”), a series of the Company, into The Hartford Growth Allocation Fund (“Growth Allocation Fund”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval.  The Reorganization occurred on May 25, 2012.

Composition by Investments

as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	3.6%
SPDR Dow Jones International Real Estate	0.6
SPDR Dow Jones REIT	0.7
The Hartford Alternative Strategies Fund, Class Y	11.6
The Hartford Capital Appreciation Fund, Class Y	3.9
The Hartford Capital Appreciation II Fund, Class Y	1.3
The Hartford Disciplined Equity Fund, Class Y	7.0
The Hartford Dividend and Growth Fund, Class Y	1.3
The Hartford Equity Income Fund, Class Y	11.0
The Hartford Fundamental Growth Fund, Class Y	2.0
The Hartford Global Growth Fund, Class Y	1.4
The Hartford Global Research Fund, Class Y	3.6
The Hartford Growth Fund, Class Y	2.9
The Hartford Growth Opportunities Fund, Class Y	1.4
The Hartford International Opportunities Fund, Class Y	1.3
The Hartford International Small Company Fund, Class Y	5.2
The Hartford International Value Fund, Class Y	4.5
The Hartford MidCap Fund, Class Y	0.2
The Hartford MidCap Value Fund, Class Y	1.9
The Hartford Small Company Fund, Class Y	1.3
The Hartford Small/Mid Cap Equity Fund, Class Y	4.9
The Hartford SmallCap Growth Fund, Class Y	8.2
The Hartford Value Fund, Class Y	16.4
The Hartford Value Opportunities Fund, Class Y	2.1
Vanguard MSCI Emerging Markets ETF	1.7
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Equity Growth Allocation Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.4%
EQUITY FUNDS - 93.4%
2,353	The Hartford Alternative Strategies Fund, Class Y		$26,594
251	The Hartford Capital Appreciation Fund, Class Y		8,957
209	The Hartford Capital Appreciation II Fund, Class Y●		3,050
1,081	The Hartford Disciplined Equity Fund, Class Y		16,027
149	The Hartford Dividend and Growth Fund, Class Y		3,098
1,728	The Hartford Equity Income Fund, Class Y		25,316
379	The Hartford Fundamental Growth Fund, Class Y		4,599
189	The Hartford Global Growth Fund, Class Y●		3,156
885	The Hartford Global Research Fund, Class Y		8,383
334	The Hartford Growth Fund, Class Y●		6,638
105	The Hartford Growth Opportunities Fund, Class Y●		3,221
199	The Hartford International Opportunities Fund, Class Y		2,962
912	The Hartford International Small Company Fund, Class Y		11,977
892	The Hartford International Value Fund, Class Y		10,435
19	The Hartford MidCap Fund, Class Y		435
338	The Hartford MidCap Value Fund, Class Y		4,376
138	The Hartford Small Company Fund, Class Y		3,083
997	The Hartford Small/Mid Cap Equity Fund, Class Y		11,335
520	The Hartford SmallCap Growth Fund, Class Y●		18,781
3,071	The Hartford Value Fund, Class Y		37,798
336	The Hartford Value Opportunities Fund, Class Y		4,800
			215,021
	Total equity funds
	(cost $187,983)		$215,021

	Total investments in affiliated investment companies
	(cost $187,983)		$215,021

EXCHANGE TRADED FUNDS - 6.6%
294	Powershares DB Commodity Index Tracking Fund ●		$8,345
35	SPDR Dow Jones International Real Estate		1,323
22	SPDR Dow Jones REIT		1,575
92	Vanguard MSCI Emerging Markets ETF		3,929
			15,172
	Total exchange traded funds
	(cost $12,813)		$15,172

	Total long-term investments
	(cost $200,796)		$230,193

	Total investments
	(cost $200,796) ▲	100.0%	$230,193
	Other assets and liabilities	—%	(13)
	Total net assets	100.0%	$230,180

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $203,150 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,056
Unrealized Depreciation	(5,013)
Net Unrealized Appreciation	$27,043

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$215,021	$215,021	$–	$–
Exchange Traded Funds	15,172	15,172	–	–
Total	$230,193	$230,193	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Growth Allocation Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $12,813)	$15,172
Investments in underlying affiliated funds, at market value (cost $187,983)	215,021
Receivables:
Investment securities sold	142
Fund shares sold	217
Other assets	60
Total assets	230,612
Liabilities:
Payables:
Investment securities purchased	97
Fund shares redeemed	257
Investment management fees	6
Administrative fees	—
Distribution fees	19
Accrued expenses	53
Total liabilities	432
Net assets	$230,180
Summary of Net Assets:
Capital stock and paid-in-capital	$232,794
Undistributed net investment income	577
Accumulated net realized loss	(32,588)
Unrealized appreciation of investments	29,397
Net assets	$230,180

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.39/$13.11
Shares outstanding	11,045
Net assets	$136,813
Class B: Net asset value per share	$12.06
Shares outstanding	2,136
Net assets	$25,758
Class C: Net asset value per share	$12.04
Shares outstanding	4,164
Net assets	$50,129
Class I: Net asset value per share	$12.43
Shares outstanding	62
Net assets	$771
Class R3: Net asset value per share	$12.27
Shares outstanding	412
Net assets	$5,058
Class R4: Net asset value per share	$12.34
Shares outstanding	634
Net assets	$7,825
Class R5: Net asset value per share	$12.43
Shares outstanding	308
Net assets	$3,826

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Growth Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$130
Dividends from underlying affiliated funds	1,562
Total investment income	1,692

Expenses:
Investment management fees	168
Administrative services fees	13
Transfer agent fees	225
Distribution fees
Class A	165
Class B	128
Class C	244
Class R3	12
Class R4	10
Custodian fees	—
Accounting services fees	13
Registration and filing fees	47
Board of Directors' fees	3
Audit fees	5
Other expenses	22
Total expenses	1,055
Net Investment Income	637
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	757
Net realized gain on investments in underlying affiliated funds	1,772
Net Realized Gain on Investments	2,529
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	17,289
Net unrealized appreciation of investments	566
Net Changes in Unrealized Appreciation of Investments	17,855
Net Gain on Investments	20,384
Net Increase in Net Assets Resulting from Operations	$21,021

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income (loss)	$637	$(255)
Net realized gain on investments	2,529	8,053
Net unrealized appreciation (depreciation) of investments	17,855	(855)
Net Increase In Net Assets Resulting From Operations	21,021	6,943
Distributions to Shareholders:
From net investment income
Class A	(31)	—
Class I	(2)	—
Class R4	(10)	—
Class R5	(17)	—
Total distributions	(60)	—
Capital Share Transactions:
Class A	(6,553)	(9,103)
Class B	(2,469)	(5,180)
Class C	(2,803)	(6,634)
Class I	124	(263)
Class R3	619	335
Class R4	(243)	309
Class R5	(407)	(388)
Net decrease from capital share transactions	(11,732)	(20,924)
Net Increase (Decrease) In Net Assets	9,229	(13,981)
Net Assets:
Beginning of period	220,951	234,932
End of period	$230,180	$220,951
Undistributed (distribution in excess of) net investment income (loss)	$577	$—

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Equity Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012.

12

Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$—	$313

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Accumulated Capital Losses *	$(32,763)
Unrealized Appreciation †	9,188
Total Accumulated Deficit	$(23,575)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$255
Accumulated Net Realized Gain (Loss)	55
Capital Stock and Paid-in-Capital	(310)

13

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$22,185
2018	10,578
Total	$32,763

During the year ended October 31, 2011, the Fund utilized $9,623 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

14

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.60%	2.35%	2.35%	1.35%	1.75%	1.45%	1.15%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $238 and contingent deferred sales charges of $21 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $17.  These commissions are in turn paid to sales representatives of the broker/dealers.

15

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	1%
Class R5	10	3

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$19,113
Sales Proceeds Excluding U.S. Government Obligations	29,664

16

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	769	3	(1,333)	—	(561)	1,819	—	(2,608)	—	(789)
Amount	$9,021	$31	$(15,605)	$—	$(6,553)	$21,471	$—	$(30,574)	$—	$(9,103)
Class B
Shares	15	—	(229)	—	(214)	44	—	(490)	—	(446)
Amount	$166	$—	$(2,635)	$—	$(2,469)	$496	$—	$(5,676)	$—	$(5,180)
Class C
Shares	285	—	(526)	—	(241)	664	—	(1,242)	—	(578)
Amount	$3,266	$—	$(6,069)	$—	$(2,803)	$7,697	$—	$(14,331)	$—	$(6,634)
Class I
Shares	14	—	(4)	—	10	39	—	(61)	—	(22)
Amount	$166	$2	$(44)	$—	$124	$467	$—	$(730)	$—	$(263)
Class R3
Shares	175	—	(111)	—	64	142	—	(119)	—	23
Amount	$1,947	$—	$(1,328)	$—	$619	$1,696	$—	$(1,361)	$—	$335
Class R4
Shares	163	1	(184)	—	(20)	208	—	(177)	—	31
Amount	$1,909	$10	$(2,162)	$—	$(243)	$2,396	$—	$(2,087)	$—	$309
Class R5
Shares	27	2	(61)	—	(32)	79	—	(112)	—	(33)
Amount	$313	$17	$(737)	$—	$(407)	$943	$—	$(1,331)	$—	$(388)
Total
Shares	1,448	6	(2,448)	—	(994)	2,995	—	(4,809)	—	(1,814)
Amount	$16,788	$60	$(28,580)	$—	$(11,732)	$35,166	$—	$(56,090)	$—	$(20,924)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	23	$276
For the Year Ended October 31, 2011	40	$475

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford

17

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on March 27, 2012, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization that provides for the reorganization of the Fund into The Hartford Growth Allocation Fund. The reorganization does not require shareholder approval and is expected to occur on or about May 25, 2012.

18

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19

The Hartford Equity Growth Allocation Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$11.28	$0.05	$–	$1.06	$1.11	$–	$–	$–	$–	$1.11	$12.39
B	11.02	–	–	1.04	1.04	–	–	–	–	1.04	12.06
C	11.00	0.01	–	1.03	1.04	–	–	–	–	1.04	12.04
I	11.34	0.06	–	1.08	1.14	(0.05)	–	–	(0.05)	1.09	12.43
R3	11.18	0.03	–	1.06	1.09	–	–	–	–	1.09	12.27
R4	11.24	0.05	–	1.07	1.12	(0.02)	–	–	(0.02)	1.10	12.34
R5	11.34	0.07	–	1.07	1.14	(0.05)	–	–	(0.05)	1.09	12.43

For the Year Ended October 31, 2011
A	10.96	0.02	–	0.30	0.32	–	–	–	–	0.32	11.28
B	10.80	(0.08)	–	0.30	0.22	–	–	–	–	0.22	11.02
C	10.76	(0.07)	–	0.31	0.24	–	–	–	–	0.24	11.00
I	10.98	0.09	–	0.27	0.36	–	–	–	–	0.36	11.34
R3	10.89	(0.01)	–	0.30	0.29	–	–	–	–	0.29	11.18
R4	10.92	0.02	–	0.30	0.32	–	–	–	–	0.32	11.24
R5	10.98	0.06	–	0.30	0.36	–	–	–	–	0.36	11.34

For the Year Ended October 31, 2010 (G)
A	9.35	0.02	–	1.61	1.63	(0.02)	–	–	(0.02)	1.61	10.96
B	9.27	(0.06)	–	1.59	1.53	–	–	–	–	1.53	10.80
C	9.23	(0.05)	–	1.58	1.53	–	–	–	–	1.53	10.76
I	9.36	0.07	–	1.60	1.67	(0.05)	–	–	(0.05)	1.62	10.98
R3	9.31	(0.01)	–	1.60	1.59	(0.01)	–	–	(0.01)	1.58	10.89
R4	9.32	0.03	–	1.60	1.63	(0.03)	–	–	(0.03)	1.60	10.92
R5	9.36	0.07	–	1.60	1.67	(0.05)	–	–	(0.05)	1.62	10.98

For the Year Ended October 31, 2009 (G)
A	8.29	0.08	–	1.14	1.22	(0.08)	(0.08)	–	(0.16)	1.06	9.35
B	8.19	0.03	–	1.13	1.16	–	(0.08)	–	(0.08)	1.08	9.27
C	8.19	0.04	–	1.10	1.14	(0.02)	(0.08)	–	(0.10)	1.04	9.23
I	8.31	0.89	–	0.36	1.25	(0.12)	(0.08)	–	(0.20)	1.05	9.36
R3	8.25	0.06	–	1.14	1.20	(0.06)	(0.08)	–	(0.14)	1.06	9.31
R4	8.27	0.07	–	1.15	1.22	(0.09)	(0.08)	–	(0.17)	1.05	9.32
R5	8.31	0.10	–	1.15	1.25	(0.12)	(0.08)	–	(0.20)	1.05	9.36

For the Year Ended October 31, 2008 (G)
A	15.55	0.01	–	(5.82)	(5.81)	(0.55)	(0.90)	–	(1.45)	(7.26)	8.29
B	15.40	(0.09)	–	(5.76)	(5.85)	(0.46)	(0.90)	–	(1.36)	(7.21)	8.19
C	15.39	(0.08)	–	(5.76)	(5.84)	(0.46)	(0.90)	–	(1.36)	(7.20)	8.19
I	15.59	(0.03)	–	(5.75)	(5.78)	(0.60)	(0.90)	–	(1.50)	(7.28)	8.31
R3	15.52	(0.02)	–	(5.80)	(5.82)	(0.55)	(0.90)	–	(1.45)	(7.27)	8.25
R4	15.56	(0.05)	–	(5.74)	(5.79)	(0.60)	(0.90)	–	(1.50)	(7.29)	8.27
R5	15.60	(0.03)	–	(5.76)	(5.79)	(0.60)	(0.90)	–	(1.50)	(7.29)	8.31

For the Year Ended October 31, 2007
A	13.21	0.03	–	2.83	2.86	(0.24)	(0.28)	–	(0.52)	2.34	15.55
B	13.10	(0.07)	–	2.81	2.74	(0.16)	(0.28)	–	(0.44)	2.30	15.40
C	13.10	(0.07)	–	2.80	2.73	(0.16)	(0.28)	–	(0.44)	2.29	15.39
I	13.22	0.19	–	2.71	2.90	(0.25)	(0.28)	–	(0.53)	2.37	15.59
R3(H)	13.24	(0.05)	–	2.33	2.28	–	–	–	–	2.28	15.52
R4(H)	13.24	(0.02)	–	2.34	2.32	–	–	–	–	2.32	15.56
R5(H)	13.24	(0.01)	–	2.37	2.36	–	–	–	–	2.36	15.60

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on December 22, 2006.

20

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

9.87	%(E)	$136,813	0.70	%(F)	0.70	%(F)	0.70	%(F)	0.81	%(F)	8%
9.44	(E)	25,758	1.51	(F)	1.51	(F)	1.51	(F)	0.02	(F)	–
9.45	(E)	50,129	1.42	(F)	1.42	(F)	1.42	(F)	0.10	(F)	–
10.05	(E)	771	0.34	(F)	0.34	(F)	0.34	(F)	1.06	(F)	–
9.75	(E)	5,058	0.94	(F)	0.94	(F)	0.94	(F)	0.56	(F)	–
9.94	(E)	7,825	0.63	(F)	0.63	(F)	0.63	(F)	0.85	(F)	–
10.08	(E)	3,826	0.33	(F)	0.33	(F)	0.33	(F)	1.21	(F)	–

2.92		130,913	0.69		0.69		0.69		0.15		35
2.04		25,905	1.50		1.50		1.50		(0.65)		–
2.23		48,453	1.41		1.41		1.41		(0.57)		–
3.28		585	0.32		0.32		0.32		0.62		–
2.66		3,893	0.93		0.93		0.93		(0.12)		–
2.93		7,347	0.63		0.63		0.63		0.23		–
3.28		3,855	0.33		0.33		0.33		0.51		–

17.45		135,854	0.70		0.70		0.70		0.22		24
16.50		30,196	1.52		1.52		1.52		(0.60)		–
16.58		53,634	1.43		1.43		1.43		(0.51)		–
17.87		808	0.32		0.32		0.32		0.65		–
17.04		3,543	0.93		0.93		0.93		(0.07)		–
17.50		6,806	0.63		0.63		0.63		0.30		–
17.93		4,091	0.32		0.32		0.32		0.67		–

15.20		123,640	0.79		0.72		0.72		1.03		26
14.51		30,159	1.68		1.34		1.34		0.41		–
14.33		50,218	1.53		1.47		1.47		0.56		–
15.77		626	0.28		0.28		0.28		9.91		–
15.05		933	0.96		0.96		0.96		0.76		–
15.40		4,482	0.65		0.65		0.65		0.82		–
15.73		5,704	0.34		0.34		0.34		1.26		–

(40.92)		113,006	0.69		0.68		0.68		0.05		10
(41.40)		28,322	1.52		1.49		1.49		(0.72)		–
(41.35)		45,209	1.43		1.43		1.43		(0.66)		–
(40.73)		668	0.30		0.30		0.30		(0.29)		–
(41.10)		699	0.95		0.95		0.95		(0.13)		–
(40.92)		2,389	0.64		0.64		0.64		(0.40)		–
(40.78)		1,526	0.34		0.34		0.34		(0.26)		–

22.39		173,379	0.69		0.69		0.69		(0.06)		37
21.58		47,743	1.52		1.37		1.37		(0.72)		–
21.50		74,047	1.42		1.37		1.37		(0.72)		–
22.75		64	0.39		0.37		0.37		(0.15)		–
17.22	(E)	952	0.97	(F)	0.96	(F)	0.96	(F)	(0.91	)(F)	–
17.52	(E)	456	0.71	(F)	0.69	(F)	0.69	(F)	(0.64	)(F)	–
17.82	(E)	77	0.42	(F)	0.38	(F)	0.38	(F)	(0.33	)(F)	–

21

The Hartford Equity Growth Allocation Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

22

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

23

The Hartford Equity Growth Allocation Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Equity Growth Allocation Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,098.70	$3.64	$1,000.00	$1,021.39	$3.51	0.70%	182	366
Class B	$1,000.00	$1,094.40	$7.88	$1,000.00	$1,017.34	$7.59	1.51	182	366
Class C	$1,000.00	$1,094.50	$7.39	$1,000.00	$1,017.80	$7.12	1.42	182	366
Class I	$1,000.00	$1,100.50	$1.78	$1,000.00	$1,023.17	$1.72	0.34	182	366
Class R3	$1,000.00	$1,097.50	$4.89	$1,000.00	$1,020.20	$4.71	0.94	182	366
Class R4	$1,000.00	$1,099.40	$3.30	$1,000.00	$1,021.72	$3.18	0.63	182	366
Class R5	$1,000.00	$1,100.80	$1.74	$1,000.00	$1,023.21	$1.68	0.33	182	366

25

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-EGA12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Equity Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Equity Income Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Equity Income Fund inception 08/28/2003
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 8/28/03 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Equity Income A#	13.65%	7.03%	2.50%	7.46%
Equity Income A##		1.15%	1.35%	6.77%
Equity Income B#	13.11%	6.03%	1.68%	NA*
Equity Income B##		1.03%	1.30%	NA*
Equity Income C#	13.24%	6.24%	1.77%	6.71%
Equity Income C##		5.24%	1.77%	6.71%
Equity Income I#	13.78%	7.30%	2.80%	7.65%
Equity Income R3#	13.50%	6.69%	2.19%	7.47%
Equity Income R4#	13.63%	7.02%	2.51%	7.67%
Equity Income R5#	13.82%	7.32%	2.83%	7.88%
Equity Income Y#	13.93%	7.47%	2.95%	7.96%
Russell 1000 Value Index	11.62%	1.03%	-1.73%	6.08%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

The benchmark inception return is as of 8/31/03.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Equity Income Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 13.65%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Russell 1000 Value Index, which returned 11.62% for the same period.  The Fund outperformed the 10.04% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period as investors generally shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic data. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, global equities retreated for the first time in five months as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster U.S. labor report, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

During the period all ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Consumer Discretionary (+17%), Financials (+15%), and Industrials (+15%) performing the best. Energy (+3%) and Utilities (+5%) lagged the index on a relative basis during the period.

Overall, the Fund’s outperformance versus the benchmark was driven by strong security selection, primarily within the Consumer Discretionary and Financials sectors. This more than offset weak stock selection within Health Care and Telecommunication Services. Sector allocation, driven by our bottom-up stock selection process (i.e. stock by stock fundamental research), detracted from relative returns during the period, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials and Consumer Discretionary. A modest cash position in an upward trending market also detracted from relative performance.

Top contributors to relative returns (i.e. performance of the Fund as measured against the benchmark) included Home Depot (Consumer Discretionary), Lowe’s (Consumer Discretionary), and Philip Morris (Consumer Staples). Home Depot, a leading home improvement retailer, outperformed during the period after the company posted strong results and gave a positive outlook for 2012. Shares of Lowe’s, also a leading home improvement retailer, rose during the period. Strong sales in cross geographies (MA and FL) and product categories (indoor and outdoor) show that strength is being driven by more than just good weather. Philip Morris, the largest tobacco company in the world, has high profit margins and strong cash flow. The stock outperformed after the company reported better-than-expected quarterly earnings with strong results across all divisions. Top absolute contributors (i.e. total return) for the period also included Wells Fargo (Financials).

Top detractors from benchmark-relative returns were AstraZeneca (Health Care), Royal Dutch Shell (Energy), and Occidental Petroleum (Energy). Shares of AstraZeneca, a U.K.-based global biopharmaceutical company, declined during the period due to concerns that shortcomings from the AstraZeneca research lab would have detrimental effects on the company’s future earnings. Royal Dutch Shell, one of the world’s largest integrated oil and gas producers, lagged during the period. Shares underperformed after the company posted disappointing earnings in part due to low refining margins and soft chemical earnings. Shares of Occidental Petroleum, a large-cap energy producer, were volatile during the period. The stock performed well at the end of 2011 as earnings topped expectations on higher-than-expected oil and gas production and sales. However, the company underperformed during the first quarter of 2012 as natural gas prices touched 10 year lows. Stocks that detracted most from absolute returns also included International Paper (Materials) and Republic Services (Industrials).

What is the outlook?

Economic data in the United States has improved in recent months. We believe a strengthening job market and improved consumer confidence are helping to offset a stagnant housing market. While economic growth is likely to remain tepid in 2012, this is discounted in valuations, in our view. We feel that the biggest risk to U.S. markets remains a cataclysmic liquidity event in Europe that severely impacts global

3

The Hartford Equity Income Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

economic growth and confidence. We view this as a low probability event. We expect a continued modest economic expansion in the U.S., underpinned by falling inflation and only modest fiscal restraint. The likelihood of a European recession is increasing, but we believe the U.S. can withstand this and continue its slow recovery.

Throughout this period, we have maintained our focus on investing in companies that we believe have solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions, we ended the period most overweight in Consumer Staples, Industrials, and Materials. Our largest underweights were in Financials, Utilities, and Telecommunication Services relative to the Russell 1000 Value Index.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	9.4%
Capital Goods (Industrials)	11.4
Commercial & Professional Services (Industrials)	0.9
Consumer Durables & Apparel (Consumer Discretionary)	0.9
Consumer Services (Consumer Discretionary)	0.3
Diversified Financials (Financials)	4.2
Energy (Energy)	11.7
Food & Staples Retailing (Consumer Staples)	1.2
Food, Beverage & Tobacco (Consumer Staples)	8.5
Household & Personal Products (Consumer Staples)	2.0
Insurance (Financials)	7.6
Materials (Materials)	3.8
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.5
Retailing (Consumer Discretionary)	5.8
Semiconductors & Semiconductor Equipment (Information Technology)	6.5
Software & Services (Information Technology)	1.8
Telecommunication Services (Services)	3.4
Utilities (Utilities)	5.7
Short-Term Investments	1.7
Other Assets and Liabilities	0.7
Total	100.0%

4

The Hartford Equity Income Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6%
	Banks - 9.4%
696	BB&T Corp.	$22,307
226	M&T Bank Corp.	19,520
598	PNC Financial Services Group, Inc.	39,667
603	US Bancorp	19,409
1,543	Wells Fargo & Co.	51,596
		152,499
	Capital Goods - 11.4%
439	3M Co.	39,196
500	Eaton Corp.	24,067
1,530	General Electric Co.	29,962
444	Illinois Tool Works, Inc.	25,500
50	Lockheed Martin Corp.	4,559
121	Schneider Electric S.A.	7,446
341	Stanley Black & Decker, Inc.	24,930
531	Tyco International Ltd.	29,823
		185,483
	Commercial & Professional Services - 0.9%
404	Waste Management, Inc.	13,830

	Consumer Durables & Apparel - 0.9%
446	Mattel, Inc.	14,976

	Consumer Services - 0.3%
99	Darden Restaurants, Inc.	4,972

	Diversified Financials - 4.2%
122	BlackRock, Inc.	23,354
1,067	JP Morgan Chase & Co.	45,842
		69,196
	Energy - 11.7%
620	Chevron Corp.	66,074
247	ConocoPhillips Holding Co.	17,680
589	Exxon Mobil Corp.	50,852
315	Occidental Petroleum Corp.	28,711
756	Royal Dutch Shell plc B Shares	27,668
		190,985
	Food & Staples Retailing - 1.2%
582	Sysco Corp.	16,807
75	Walgreen Co.	2,621
		19,428
	Food, Beverage & Tobacco - 8.5%
472	Altria Group, Inc.	15,192
507	General Mills, Inc.	19,721
786	Kraft Foods, Inc.	31,333
390	PepsiCo, Inc.	25,753
319	Philip Morris International, Inc.	28,535
536	Unilever N.V. NY Shares ADR	18,425
		138,959
	Household & Personal Products - 2.0%
315	Kimberly-Clark Corp.	24,692
135	Procter & Gamble Co.	8,607
		33,299
	Insurance - 7.6%
440	ACE Ltd.	33,392
442	Chubb Corp.	32,329
1,383	Marsh & McLennan Cos., Inc.	46,267
179	Swiss Re Ltd.	11,245
		123,233
	Materials - 3.8%
523	Dow Chemical Co.	17,727
299	E.I. DuPont de Nemours & Co.	15,958
453	International Paper Co.	15,090
317	Nucor Corp.	12,416
		61,191
	Media - 1.0%
537	Thomson Reuters Corp.	16,019

	Pharmaceuticals, Biotechnology & Life Sciences - 11.5%
195	AstraZeneca plc ADR	8,542
792	Johnson & Johnson	51,532
1,534	Merck & Co., Inc.	60,182
2,217	Pfizer, Inc.	50,835
90	Roche Holding AG	16,485
		187,576
	Retailing - 5.8%
1,047	Home Depot, Inc.	54,242
127	Kohl's Corp.	6,372
1,077	Lowe's Co., Inc.	33,891
		94,505
	Semiconductors & Semiconductor Equipment - 6.5%
831	Analog Devices, Inc.	32,379
1,378	Intel Corp.	39,137
632	Maxim Integrated Products, Inc.	18,698
449	Xilinx, Inc.	16,329
		106,543
	Software & Services - 1.8%
931	Microsoft Corp.	29,825

	Telecommunication Services - 3.4%
1,151	AT&T, Inc.	37,894
610	Vodafone Group plc ADR	16,986
		54,880
	Utilities - 5.7%
137	American Electric Power Co., Inc.	5,312
95	Dominion Resources, Inc.	4,964
1,528	National Grid plc	16,500
210	NextEra Energy, Inc.	13,483
326	Northeast Utilities	12,005
135	PPL Corp.	3,693
617	UGI Corp.	17,990
727	Xcel Energy, Inc.	19,679
		93,626
	Total common stocks
	(cost $1,333,986)	$1,591,025

	Total long-term investments
	(cost $1,333,986)	$1,591,025

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Income Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.7%
Repurchase Agreements - 1.7%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $6,804,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $6,941)
$6,804	0.20%, 04/30/2012		$6,804
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $9,115, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $9,298)
9,115	0.20%, 04/30/2012		9,115
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $3,600, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $3,672)
3,600	0.21%, 04/30/2012		3,600
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $2,982, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88%
- 1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
	4.50%, 2025 - 2042, value of $3,041)
2,982	0.19%, 04/30/2012		2,982
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $4, collateralized by U.S. Treasury Note 0.75%, 2013, value of $4)
4	0.17%, 04/30/2012		4
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $4,894, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $4,992)
4,894	0.21%, 04/30/2012		4,894
			27,399
	Total short-term investments
	(cost $27,399)		$27,399

	Total investments
	(cost $1,361,385) ▲	99.3%	$1,618,424
	Other assets and liabilities	0.7%	11,458
	Total net assets	100.0%	$1,629,882

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $1,367,197 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$270,340
Unrealized Depreciation	(19,113)
Net Unrealized Appreciation	$251,227

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,591,025	$1,511,681	$79,344	$–
Short-Term Investments	27,399	–	27,399	–
Total	$1,618,424	$1,511,681	$106,743	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,361,385)	$1,618,424
Cash	—
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	6,416
Fund shares sold	7,631
Dividends and interest	1,956
Other assets	105
Total assets	1,634,532
Liabilities:
Payables:
Investment securities purchased	2,381
Fund shares redeemed	1,853
Investment management fees	174
Administrative fees	1
Distribution fees	70
Accrued expenses	171
Total liabilities	4,650
Net assets	$1,629,882
Summary of Net Assets:
Capital stock and paid-in-capital	$1,421,919
Undistributed net investment income	2,545
Accumulated net realized loss	(51,623)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	257,041
Net assets	$1,629,882

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.55/$15.40
Shares outstanding	73,432
Net assets	$1,068,334
Class B: Net asset value per share	$14.52
Shares outstanding	2,023
Net assets	$29,386
Class C: Net asset value per share	$14.52
Shares outstanding	8,326
Net assets	$120,876
Class I: Net asset value per share	$14.50
Shares outstanding	9,441
Net assets	$136,861
Class R3: Net asset value per share	$14.58
Shares outstanding	961
Net assets	$14,010
Class R4: Net asset value per share	$14.59
Shares outstanding	1,143
Net assets	$16,676
Class R5: Net asset value per share	$14.62
Shares outstanding	271
Net assets	$3,963
Class Y: Net asset value per share	$14.65
Shares outstanding	16,372
Net assets	$239,776

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$23,025
Interest	24
Less: Foreign tax withheld	(171)
Total investment income	22,878

Expenses:
Investment management fees	4,807
Administrative services fees	18
Transfer agent fees	861
Distribution fees
Class A	1,185
Class B	147
Class C	481
Class R3	25
Class R4	12
Custodian fees	3
Accounting services fees	84
Registration and filing fees	92
Board of Directors' fees	15
Audit fees	9
Other expenses	94
Total expenses (before waivers and fees paid indirectly)	7,833
Expense waivers	(3)
Commission recapture	(1)
Total waivers and fees paid indirectly	(4)
Total expenses, net	7,829
Net Investment Income	15,049
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	18,492
Net realized gain on foreign currency contracts	170
Net realized loss on other foreign currency transactions	(150)
Net Realized Gain on Investments and Foreign Currency Transactions	18,512
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	145,739
Net unrealized appreciation of foreign currency contracts	1
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	145,742
Net Gain on Investments and Foreign Currency Transactions	164,254
Net Increase in Net Assets Resulting from Operations	$179,303

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$15,049	$20,022
Net realized gain on investments and foreign currency transactions	18,512	28,086
Net unrealized appreciation of investments and foreign currency transactions	145,742	42,205
Net Increase In Net Assets Resulting From Operations	179,303	90,313
Distributions to Shareholders:
From net investment income
Class A	(9,585)	(14,715)
Class B	(167)	(304)
Class C	(666)	(822)
Class I	(1,122)	(870)
Class R3	(91)	(68)
Class R4	(89)	(87)
Class R5	(33)	(30)
Class Y	(2,445)	(2,378)
Total distributions	(14,198)	(19,274)
Capital Share Transactions:
Class A	129,634	53,258
Class B	(3,175)	(4,393)
Class C	30,902	16,954
Class I	72,641	35,540
Class R3	6,142	4,838
Class R4	9,894	2,612
Class R5	1,027	1,792
Class Y	36,953	100,265
Net increase from capital share transactions	284,018	210,866
Net Increase In Net Assets	449,123	281,905
Net Assets:
Beginning of period	1,180,759	898,854
End of period	$1,629,882	$1,180,759
Undistributed (distribution in excess of) net investment income (loss)	$2,545	$1,694

The accompanying notes are an integral part of these financial statements.

10

The Hartford Equity Income Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Equity Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

11

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other

12

assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

13

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

14

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2012.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$170	$—	$—	$—	$—	$170
Total	$—	$170	$—	$—	$—	$—	$170

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

15

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$19,274	$14,391

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,694
Accumulated Capital Losses *	(64,322)
Unrealized Appreciation †	105,486
Total Accumulated Earnings	$42,858

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(235)
Accumulated Net Realized Gain (Loss)	235

16

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$64,322
Total	$64,322

During the year ended October 31, 2011, the Fund utilized $27,912 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7500%
On next $250 million	0.7000%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5900%
Over $5 billion	0.5875%

17

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.13%
Class B	2.00
Class C	1.85
Class I	0.82
Class R3	1.44
Class R4	1.14
Class R5	0.84
Class Y	0.73

18

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $2,963 and contingent deferred sales charges of $23 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $18.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	9	3%

19

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$367,436
Sales Proceeds Excluding U.S. Government Obligations	83,375

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	15,513	676	(6,681)	—	9,508	17,418	1,128	(14,399)	—	4,147
Amount	$211,855	$9,384	$(91,605)	$—	$129,634	$224,240	$14,411	$(185,393)	$—	$53,258
Class B
Shares	251	12	(492)	—	(229)	364	23	(729)	—	(342)
Amount	$3,429	$159	$(6,763)	$—	$(3,175)	$4,676	$292	$(9,361)	$—	$(4,393)
Class C
Shares	2,806	44	(621)	—	2,229	2,509	58	(1,265)	—	1,302
Amount	$38,802	$608	$(8,508)	$—	$30,902	$32,328	$737	$(16,111)	$—	$16,954
Class I
Shares	6,727	70	(1,467)	—	5,330	4,348	50	(1,664)	—	2,734
Amount	$91,985	$970	$(20,314)	$—	$72,641	$55,880	$629	$(20,969)	$—	$35,540
Class R3
Shares	501	6	(63)	—	444	435	5	(66)	—	374
Amount	$6,942	$87	$(887)	$—	$6,142	$5,641	$61	$(864)	$—	$4,838
Class R4
Shares	858	3	(154)	—	707	350	4	(161)	—	193
Amount	$11,957	$43	$(2,106)	$—	$9,894	$4,632	$49	$(2,069)	$—	$2,612
Class R5
Shares	91	2	(22)	—	71	148	2	(8)	—	142
Amount	$1,299	$33	$(305)	$—	$1,027	$1,868	$30	$(106)	$—	$1,792
Class Y
Shares	2,812	168	(325)	—	2,655	7,871	181	(295)	—	7,757
Amount	$39,063	$2,346	$(4,456)	$—	$36,953	$101,644	$2,316	$(3,695)	$—	$100,265
Total
Shares	29,559	981	(9,825)	—	20,715	33,443	1,451	(18,587)	—	16,307
Amount	$405,332	$13,630	$(134,944)	$—	$284,018	$430,909	$18,525	$(238,568)	$—	$210,866

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	123	$1,692
For the Year Ended October 31, 2011	61	$780

20

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

The Hartford Equity Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$12.93	$0.15	$–	$1.61	$1.76	$(0.14)	$–	$–	$(0.14)	$1.62	$14.55
B	12.91	0.09	–	1.60	1.69	(0.08)	–	–	(0.08)	1.61	14.52
C	12.91	0.10	–	1.60	1.70	(0.09)	–	–	(0.09)	1.61	14.52
I	12.89	0.16	–	1.61	1.77	(0.16)	–	–	(0.16)	1.61	14.50
R3	12.96	0.12	–	1.62	1.74	(0.12)	–	–	(0.12)	1.62	14.58
R4	12.97	0.14	–	1.62	1.76	(0.14)	–	–	(0.14)	1.62	14.59
R5	12.99	0.17	–	1.62	1.79	(0.16)	–	–	(0.16)	1.63	14.62
Y	13.01	0.18	–	1.62	1.80	(0.16)	–	–	(0.16)	1.64	14.65

For the Year Ended October 31, 2011 (E)
A	11.99	0.25	–	0.93	1.18	(0.24)	–	–	(0.24)	0.94	12.93
B	11.97	0.14	–	0.93	1.07	(0.13)	–	–	(0.13)	0.94	12.91
C	11.97	0.15	–	0.94	1.09	(0.15)	–	–	(0.15)	0.94	12.91
I	11.95	0.28	–	0.94	1.22	(0.28)	–	–	(0.28)	0.94	12.89
R3	12.03	0.20	–	0.94	1.14	(0.21)	–	–	(0.21)	0.93	12.96
R4	12.03	0.25	–	0.93	1.18	(0.24)	–	–	(0.24)	0.94	12.97
R5	12.05	0.27	–	0.95	1.22	(0.28)	–	–	(0.28)	0.94	12.99
Y	12.06	0.29	–	0.95	1.24	(0.29)	–	–	(0.29)	0.95	13.01

For the Year Ended October 31, 2010
A	10.74	0.21	–	1.24	1.45	(0.20)	–	–	(0.20)	1.25	11.99
B	10.72	0.13	–	1.23	1.36	(0.11)	–	–	(0.11)	1.25	11.97
C	10.73	0.13	–	1.23	1.36	(0.12)	–	–	(0.12)	1.24	11.97
I	10.72	0.23	–	1.23	1.46	(0.23)	–	–	(0.23)	1.23	11.95
R3	10.78	0.15	–	1.27	1.42	(0.17)	–	–	(0.17)	1.25	12.03
R4	10.78	0.21	–	1.24	1.45	(0.20)	–	–	(0.20)	1.25	12.03
R5	10.79	0.21	–	1.29	1.50	(0.24)	–	–	(0.24)	1.26	12.05
Y	10.81	0.26	–	1.24	1.50	(0.25)	–	–	(0.25)	1.25	12.06

For the Year Ended October 31, 2009 (E)
A	10.35	0.24	–	0.41	0.65	(0.26)	–	–	(0.26)	0.39	10.74
B	10.33	0.18	–	0.40	0.58	(0.19)	–	–	(0.19)	0.39	10.72
C	10.34	0.17	–	0.41	0.58	(0.19)	–	–	(0.19)	0.39	10.73
I	10.33	0.22	–	0.46	0.68	(0.29)	–	–	(0.29)	0.39	10.72
R3	10.39	0.15	–	0.47	0.62	(0.23)	–	–	(0.23)	0.39	10.78
R4	10.40	0.18	–	0.47	0.65	(0.27)	–	–	(0.27)	0.38	10.78
R5	10.40	0.28	–	0.40	0.68	(0.29)	–	–	(0.29)	0.39	10.79
Y	10.40	0.29	–	0.42	0.71	(0.30)	–	–	(0.30)	0.41	10.81

For the Year Ended October 31, 2008
A	15.16	0.32	–	(4.42)	(4.10)	(0.31)	(0.40)	–	(0.71)	(4.81)	10.35
B	15.12	0.21	–	(4.41)	(4.20)	(0.19)	(0.40)	–	(0.59)	(4.79)	10.33
C	15.14	0.23	–	(4.42)	(4.19)	(0.21)	(0.40)	–	(0.61)	(4.80)	10.34
I	15.12	0.35	–	(4.39)	(4.04)	(0.35)	(0.40)	–	(0.75)	(4.79)	10.33
R3	15.21	0.27	–	(4.41)	(4.14)	(0.28)	(0.40)	–	(0.68)	(4.82)	10.39
R4	15.22	0.32	–	(4.43)	(4.11)	(0.31)	(0.40)	–	(0.71)	(4.82)	10.40
R5	15.22	0.36	–	(4.43)	(4.07)	(0.35)	(0.40)	–	(0.75)	(4.82)	10.40
Y	15.23	0.39	–	(4.46)	(4.07)	(0.36)	(0.40)	–	(0.76)	(4.83)	10.40

For the Year Ended October 31, 2007
A	14.00	0.27	–	1.69	1.96	(0.26)	(0.54)	–	(0.80)	1.16	15.16
B	13.97	0.16	–	1.67	1.83	(0.14)	(0.54)	–	(0.68)	1.15	15.12
C	13.99	0.18	–	1.67	1.85	(0.16)	(0.54)	–	(0.70)	1.15	15.14
I	13.99	0.31	–	1.69	2.00	(0.33)	(0.54)	–	(0.87)	1.13	15.12
R3(H)	13.97	0.17	–	1.24	1.41	(0.17)	–	–	(0.17)	1.24	15.21
R4(H)	13.97	0.23	–	1.22	1.45	(0.20)	–	–	(0.20)	1.25	15.22
R5(H)	13.97	0.27	–	1.21	1.48	(0.23)	–	–	(0.23)	1.25	15.22
Y	14.07	0.31	–	1.72	2.03	(0.33)	(0.54)	–	(0.87)	1.16	15.23

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

13.65	%(F)	$1,068,334	1.13	%(G)	1.13	%(G)	1.13	%(G)	2.15	%(G)	6%
13.11	(F)	29,386	2.02	(G)	2.00	(G)	2.00	(G)	1.31	(G)	–
13.24	(F)	120,876	1.85	(G)	1.85	(G)	1.85	(G)	1.40	(G)	–
13.78	(F)	136,861	0.82	(G)	0.82	(G)	0.82	(G)	2.39	(G)	–
13.50	(F)	14,010	1.44	(G)	1.44	(G)	1.44	(G)	1.78	(G)	–
13.63	(F)	16,676	1.14	(G)	1.14	(G)	1.14	(G)	2.01	(G)	–
13.82	(F)	3,963	0.84	(G)	0.84	(G)	0.84	(G)	2.42	(G)	–
13.93	(F)	239,776	0.73	(G)	0.73	(G)	0.73	(G)	2.55	(G)	–

9.87		826,555	1.17		1.17		1.17		1.93		18
8.94		29,071	2.05		2.00		2.00		1.11		–
9.13		78,710	1.89		1.89		1.89		1.20		–
10.24		52,965	0.88		0.88		0.88		2.21		–
9.49		6,694	1.50		1.50		1.50		1.57		–
9.87		5,651	1.18		1.18		1.18		1.92		–
10.16		2,597	0.88		0.88		0.88		2.11		–
10.33		178,516	0.77		0.77		0.77		2.28		–

13.63		716,700	1.20		1.20		1.20		1.86		27
12.73		31,038	2.08		2.00		2.00		1.07		–
12.75		57,416	1.92		1.92		1.92		1.13		–
13.76		16,462	0.93		0.93		0.93		2.06		–
13.28		1,719	1.55		1.55		1.55		1.37		–
13.59		2,926	1.20		1.20		1.20		1.80		–
14.06		694	0.87		0.87		0.87		1.70		–
14.01		71,899	0.79		0.79		0.79		2.27		–

6.62		639,106	1.26		1.25		1.25		2.51		37
5.91		34,086	2.19		1.92		1.92		1.86		–
5.85		47,708	1.98		1.98		1.98		1.79		–
6.98		5,946	0.96		0.96		0.96		2.28		–
6.31		506	1.63		1.60		1.60		1.62		–
6.58		1,456	1.21		1.21		1.21		1.84		–
6.96		8	0.89		0.89		0.89		2.88		–
7.22		59,703	0.81		0.81		0.81		3.00		–

(28.08)		563,703	1.19		1.14		1.14		2.49		53
(28.67)		32,097	2.06		2.00		2.00		1.63		–
(28.61)		43,493	1.92		1.87		1.87		1.76		–
(27.80)		1,449	0.90		0.85		0.85		2.80		–
(28.26)		78	1.55		1.50		1.50		2.14		–
(28.03)		8	1.18		1.13		1.13		2.50		–
(27.82)		8	0.90		0.85		0.85		2.78		–
(27.80)		62,258	0.80		0.75		0.75		2.90		–

14.68		758,905	1.22		1.12		1.12		1.93		20
13.69		52,424	2.07		1.97		1.97		1.09		–
13.80		72,690	1.94		1.84		1.84		1.23		–
14.96		907	0.92		0.82		0.82		2.18		–
10.11	(F)	95	1.60	(G)	1.50	(G)	1.50	(G)	1.51	(G)	–
10.44	(F)	11	1.28	(G)	1.18	(G)	1.18	(G)	1.84	(G)	–
10.67	(F)	11	0.99	(G)	0.89	(G)	0.89	(G)	2.13	(G)	–
15.12		130,262	0.83		0.73		0.73		2.30		–

23

The Hartford Equity Income Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on December 22, 2006.

24

The Hartford Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

25

The Hartford Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,136.50	$6.01	$1,000.00	$1,019.24	$5.68	1.13%	182	366
Class B	$1,000.00	$1,131.10	$10.60	$1,000.00	$1,014.92	$10.02	2.00	182	366
Class C	$1,000.00	$1,132.40	$9.83	$1,000.00	$1,015.65	$9.29	1.85	182	366
Class I	$1,000.00	$1,137.80	$4.36	$1,000.00	$1,020.78	$4.12	0.82	182	366
Class R3	$1,000.00	$1,135.00	$7.67	$1,000.00	$1,017.68	$7.24	1.44	182	366
Class R4	$1,000.00	$1,136.30	$6.03	$1,000.00	$1,019.22	$5.70	1.14	182	366
Class R5	$1,000.00	$1,138.20	$4.44	$1,000.00	$1,020.71	$4.20	0.84	182	366
Class Y	$1,000.00	$1,139.30	$3.89	$1,000.00	$1,021.22	$3.68	0.73	182	366

28

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-EI12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Floating Rate Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Floating Rate Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Floating Rate Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 4/29/05 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Floating Rate A#	5.19%	3.66%	2.93%	4.01%
Floating Rate A##		0.55%	2.30%	3.56%
Floating Rate B#	4.79%	2.86%	2.14%	3.20%
Floating Rate B##		-2.07%	1.82%	3.20%
Floating Rate C#	4.80%	2.89%	2.16%	3.23%
Floating Rate C##		1.90%	2.16%	3.23%
Floating Rate I#	5.19%	3.79%	3.18%	4.23%
Floating Rate R3#	4.91%	3.37%	2.69%	3.87%
Floating Rate R4#	5.18%	3.64%	2.91%	4.05%
Floating Rate R5#	5.33%	3.94%	3.11%	4.22%
Floating Rate Y#	5.36%	4.00%	3.25%	4.31%
Credit Suisse Leveraged Loan Index	4.42%	2.82%	3.65%	4.59%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. On or about May 18, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Michael Bacevich	Francesco Ossino
Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager

As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately 4 weeks ending on or about May 18, 2012, Hartford Investment Management Company will cease serving as a sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Floating Rate Fund returned 5.19%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.42% for the same period. The Fund also outperformed the 4.62% return of the average fund in the Lipper Loan Participation Funds peer group, a group of funds with investment strategies similar to the Fund.

Why did the Fund perform this way?

Within fixed income markets, corporate bonds, high yield bonds, and bank loan debt rose during the period. High yield securities and investment grade corporate securities, as measured by the Barclays Capital High Yield (2% issuer cap) and Barclays Capital Corporate indices, gained 6.91% and 3.64% respectively. Bank loan bonds, as measured by the Credit Suisse Leveraged Loan Index, rose by 4.42%. Positive investor sentiment across capital markets, coupled with strong technical conditions in the loan market, fueled the rally.  The same positive macro factors, better than expected economic data, and earnings momentum drove risk assets, including loans, higher than lower risk assets such as U.S. Treasuries or corporate bonds.

The Fund benefited from the announcement by a number of credits, such as Realogy, First Data, and Nuveen, to amend and extend their existing loans and partially repay loan debt with new bonds. This helped lead to the Fund’s outperformance. In addition, our underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Healthcare sector helped performance relative to the benchmark.

On April 23, 2012, Wellington Management Company, LLP (Wellington) became sub-adviser of the Fund replacing Hartford Investment Management Company. The Fund’s portfolio managers (Michael Bachevich and Francesco Ossino) became employees of Wellington and continued their roles as portfolio managers of the Fund.

What is the outlook?

We believe the outlook for Bank Loans remains somewhat mixed. On one hand, the credit fundamentals of the Bank Loan market continue to be positive. As of the end of April, the bank loan default rate by principal amount and by issuer count increased but remains near historical lows (0.56% and 0.93% respectively on a trailing 12-month basis). Supportive of a continued low Bank Loan default rate is the lack of maturities through 2013 (only $40 billion in Bank Loans were scheduled to mature through 2013 as of February 29th, 2012). Technical factors of the Bank Loan market have improved following a challenging start to the year. During the month of April, Bank Loan mutual funds reported an aggregate inflow of $1.16 billion. This inflow follows an aggregate outflow of $254 million during the first quarter and $7.7 billion over the final 22 weeks of 2011 for these same Bank Loan mutual funds. Additionally, with the Federal Reserve now stating it intends to keep interest rates low through 2014, it is likely that the floating-rate feature of bank loans has lost its near-term appeal. One silver lining to the Bank Loan technical picture is that collateralized loan obligation (CLO) issuance is heating up again, with $5.1 billion issued in April, the most since November 2007, bringing the total issuance to $10.5 billion year-to-date. While not back to pre-crisis levels, JP Morgan estimates that CLO issuance in 2012 ($20 billion) will be comparable to that of 2008 (total issuance of $23 billion).

While we are concerned about negative global economic trends, we believe current bank loan valuations, in the 9th decile (81st percentile) of historical levels, already price in a lot of bad news. We continue to look for situations where the negative technicals are creating the most dislocation. These situations normally include new issues that have to be priced at premium yields in order to clear the market and the more liquid loans that have been pushed lower as retail mutual funds sell what they can to meet redemptions.

We continue to find the near-historical wide spreads an attractive entry point into the Bank Loan market. We remain positive on Bank Loans due to what we believe are positive credit fundamentals, a lack of maturities, their limited interest rate sensitivity, and the pricing in of the Federal Reserve’s announcement that short-term rates would be low for a considerable time period. At the end of the period, the Fund had an allocation of approximately 4.9% net cash, and 7.9% High Yield bonds, with the balance in Bank Loans.

3

The Hartford Floating Rate Fund
Manager Discussion – (continued)

April 30, 2012 (Unaudited)

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Baa / BBB	0.7%
Ba / BB	26.6
B	52.4
Caa / CCC or Lower	4.8
Unrated	10.6
Non Debt Securities and Other Short-Term Instruments	5.0
Other Assets & Liabilities	(0.1)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.9%
Administrative Waste Management and Remediation	5.6
Agriculture, Construction, Mining and Machinery	2.9
Agriculture, Forestry, Fishing and Hunting	0.6
Air Transportation	3.0
Arts, Entertainment and Recreation	8.1
Chemical Manufacturing	3.2
Computer and Electronic Product Manufacturing	0.8
Construction	0.6
Educational Services	0.3
Finance and Insurance	8.6
Food Manufacturing	3.9
Food Services	0.2
Health Care and Social Assistance	9.9
Information	15.6
Media	0.2
Mining	0.6
Miscellaneous Manufacturing	1.9
Motor Vehicle and Parts Manufacturing	3.6
Nonmetallic Mineral Product Manufacturing	0.2
Other Services	0.4
Paper Manufacturing	0.1
Petroleum and Coal Products Manufacturing	2.0
Pipeline Transportation	0.1
Plastics and Rubber Products Manufacturing	0.5
Primary Metal Manufacturing	0.5
Professional, Scientific and Technical Services	2.2
Real Estate, Rental and Leasing	2.5
Retail Trade	7.7
Services	0.3
Soap, Cleaning Compound and Toilet Manufacturing	0.5
Textile Product Mills	0.4
Transit and Ground Passenger Transportation	0.9
Truck Transportation	0.7
Utilities	3.0
Wholesale Trade	1.6
Total	95.1%
Equity Securities
Consumer Durables & Apparel	0.0
Energy	0.0
Media	0.0
Total	0.0%
Short-Term Investments	5.0
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford Floating Rate Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 7.9%
	Accommodation and Food Services - 0.1%
	MGM Mirage, Inc.
$6,500	11.13%, 11/15/2017 ‡	$7,361

	Administrative Waste Management and Remediation - 0.2%
	Energy Solutions, Inc. LLC
7,653	10.75%, 08/15/2018	7,940
	TransUnion LLC
3,000	11.38%, 06/15/2018	3,562
		11,502
	Agriculture, Forestry, Fishing and Hunting - 0.2%
	American Seafood Group LLC
4,232	10.75%, 05/15/2016 ■	3,830
	Cengage Learning ACQ, Inc.
6,130	11.50%, 04/15/2020 ■	6,452
		10,282
	Air Transportation - 0.2%
	Delta Air Lines, Inc.
6,348	9.50%, 09/15/2014 ■	6,745
	United Air Lines, Inc.
5,000	9.88%, 08/01/2013 ■	5,225
		11,970
	Arts, Entertainment and Recreation - 0.6%
	Bresnan Broadband Holdings LLC
6,915	8.00%, 12/15/2018 ■	7,053
	Chester Downs and Marina LLC
5,189	9.25%, 02/01/2020 ■	5,461
	Citycenter Holdings LLC
6,000	7.63%, 01/15/2016	6,360
	Echostar DBS Corp.
6,000	7.13%, 02/01/2016 ‡	6,645
	FireKeepers Development Authority
7,645	13.88%, 05/01/2015 ■	8,448
	XM Satellite Radio, Inc.
1,000	7.63%, 11/01/2018 ■	1,090
1,500	13.00%, 08/01/2013 ■	1,697
		36,754
	Chemical Manufacturing - 0.2%
	Hexion U.S. Finance Corp.
2,326	6.63%, 04/15/2020 ■	2,431
	LyondellBasell Industries N.V.
8,892	5.00%, 04/15/2019 ■	9,181
		11,612
	Finance and Insurance - 1.4%
	AmeriGas Finance LLC
6,750	6.75%, 05/20/2020 ‡	6,902
	CIT Group, Inc.
10,000	4.75%, 02/15/2015 ■	10,200
	Ford Motor Credit Co.
11,427	3.88%, 01/15/2015 ‡	11,843
12,000	6.63%, 08/15/2017 ‡	13,793
	Host Marriott L.P.
2,000	6.75%, 06/01/2016	2,055
	Hub International Holdings, Inc.
4,000	9.00%, 12/15/2014 ■	4,070
	Ineos Finance plc
1,645	7.50%, 05/01/2020 ■☼	1,690
6,689	8.38%, 02/15/2019 ■	7,174
	Offshore Group Investments Ltd.
4,972	11.50%, 08/01/2015	5,438
786	11.50%, 08/01/2015 ■	860
	Provident Funding Associates L.P.
8,126	10.25%, 04/15/2017 ■	8,268
	SLM Corp.
8,129	6.00%, 01/25/2017 ‡	8,271
		80,564
	Food Manufacturing - 0.3%
	JBS USA LLC
1,422	11.63%, 05/01/2014	1,636
	Pinnacle Foods Finance LLC
7,600	9.25%, 04/01/2015	7,790
	Post Holdings, Inc.
1,382	7.38%, 02/15/2022 ■	1,437
	Smithfield Foods, Inc.
7,000	10.00%, 07/15/2014 ‡	8,190
		19,053
	Food Services - 0.2%
	ARAMARK Holdings Corp.
8,556	8.63%, 05/01/2016 ■Þ	8,759

	Health Care and Social Assistance - 0.7%
	Alere, Inc.
4,790	7.88%, 02/01/2016	4,988
	Amerigroup Corp.
4,913	7.50%, 11/15/2019	5,355
	Fresenius Medical Care
3,000	5.63%, 07/31/2019 ■	3,052
	HCA, Inc.
10,000	7.25%, 09/15/2020	11,075
	Valeant Pharmaceuticals International
7,000	6.50%, 07/15/2016 ■	7,254
3,000	6.88%, 12/01/2018 ■	3,090
	Warner Chilcott, Inc.
6,071	7.75%, 09/15/2018	6,633
		41,447
	Information - 0.9%
	Avaya, Inc.
10,320	7.00%, 04/01/2019 ■	10,320
	Frontier Communications Corp.
2,000	7.88%, 04/15/2015	2,170
4,000	8.25%, 04/15/2017	4,310
	Intelsat Jackson Holdings Ltd.
6,000	8.50%, 11/01/2019	6,615
	Level 3 Financing, Inc.
10,926	4.51%, 02/15/2015 Δ	10,557
3,000	10.00%, 02/01/2018	3,285
	UPCB Finance VI Ltd.
3,752	6.88%, 01/15/2022 ■	3,855
	Windstream Corp.
6,500	7.88%, 11/01/2017	7,183
		48,295
	Mining - 0.3%
	FMG Resources Pty Ltd.
5,000	8.25%, 11/01/2019 ■	5,412
	Peabody Energy Corp.
10,000	6.00%, 11/15/2018 ■	10,150
		15,562

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 7.9% - (continued)
	Miscellaneous Manufacturing - 0.3%
	Reynolds Group Escrow
$3,000	7.75%, 10/15/2016 ■	$3,173
	Reynolds Group Issuer, Inc.
8,182	7.13%, 04/15/2019 ■	8,550
3,000	7.88%, 08/15/2019 ■	3,240
		14,963
	Motor Vehicle and Parts Manufacturing - 0.2%
	American Axle & Manufacturing Holdings, Inc.
8,608	9.25%, 01/15/2017 ■	9,576

	Nonmetallic Mineral Product Manufacturing - 0.2%
	Ardagh Packaging Finance
11,097	7.38%, 10/15/2017 ■	12,012

	Paper Manufacturing - 0.1%
	Mercer International, Inc.
4,812	9.50%, 12/01/2017	4,980

	Petroleum and Coal Products Manufacturing - 0.2%
	Chesapeake Energy Corp.
4,899	6.78%, 03/15/2019	4,764
6,333	6.88%, 08/15/2018	6,270
	Plains Exploration & Production Co.
2,915	6.13%, 06/15/2019	2,944
		13,978
	Plastics and Rubber Products Manufacturing - 0.1%
	Sealed Air Corp.
4,146	8.13%, 09/15/2019 ■	4,633

	Primary Metal Manufacturing - 0.1%
	Novelis, Inc.
6,973	8.75%, 12/15/2020	7,688

	Professional, Scientific and Technical Services - 0.2%
	Affinion Group, Inc.
15,039	11.50%, 10/15/2015	13,310

	Real Estate, Rental and Leasing - 0.2%
	Ashtead Capital, Inc.
9,603	9.00%, 08/15/2016 ■	10,023
	United Rental Financing Escrow Corp.
905	5.75%, 07/15/2018 ■	935
		10,958
	Retail Trade - 0.2%
	Nebraska Book Co.
5,000	10.00%, 08/15/2012 Ψ	3,450
	Toys R Us, Inc.
8,000	7.38%, 09/01/2016 ■	8,140
		11,590
	Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
	Yankee Acquisition Corp.
195	8.50%, 02/15/2015	200
3,500	9.75%, 02/15/2017	3,658
	Yankee Candle Co.
4,632	10.25%, 02/15/2016 Þ	4,736
		8,594
	Utilities - 0.4%
	Calpine Corp.
10,000	7.25%, 10/15/2017 ■	10,675
	NRG Energy, Inc.
10,750	7.63%, 01/15/2018	10,884
		21,559
	Wholesale Trade - 0.2%
	Everest Acquisition LLC
2,890	6.88%, 05/01/2019 ■	3,034
	Spectrum Brands, Inc.
9,100	9.50%, 06/15/2018	10,306
		13,340
	Total corporate bonds
	(cost $440,664)	$450,342

SENIOR FLOATING RATE INTERESTS ♦ - 87.2%
	Accommodation and Food Services - 1.8%
	Caesars Entertainment Operating Co., Inc.
$29,234	9.50%, 10/31/2016	$30,008
	Harrah's Operating Co., Inc., Term B-1 Loans
51,000	3.24%, 01/28/2015	48,408
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan
4,658	2.85%, 11/23/2016	4,588
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan 2
1,270	2.85%, 11/23/2015	1,251
	Las Vegas Sands LLC, Extended Term Loan
20,672	2.85%, 11/23/2016	20,362
		104,617
	Administrative Waste Management and Remediation - 5.4%
	Acosta, Inc.
41,140	4.75%, 03/01/2018	41,101
	Affinion Group, Inc., Tranche B Term Loan
73,707	5.00%, 10/09/2016	69,984
	Energy Solutions, Inc.
23,683	6.25%, 08/12/2016	23,802
	InVentiv Health, Inc., 1st Lien Consolidated Term Loan
16,313	6.50%, 08/04/2016	15,375
	InVentiv Health, Inc., Term Loan B2
15,438	6.75%, 05/15/2018	14,608
	Ipreo Holdings LLC
11,940	8.00%, 08/05/2017	11,910
	Nana Development Corp.
19,250	6.50%, 07/22/2016	18,841
	NexTag, Inc.
8,881	7.00%, 01/28/2016	8,600
	Ozburn-Hessey Holding Co. LLC
10,102	8.25%, 04/08/2016	8,848
	Servicemaster Co., Delayed Draw Term Loan
3,540	2.80%, 07/24/2014	3,499
	Servicemaster Co., Term Loan B
40,469	2.80%, 07/24/2014	39,999
	SI Organization, Inc.
10,863	4.50%, 11/19/2016	10,516

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.2% - (continued)
	Administrative Waste Management and Remediation - 5.4% - (continued)
	Synagro Technologies, Inc.
$17,395	2.25%, 03/28/2014	$15,667
	TransUnion LLC
16,563	4.75%, 02/10/2018	16,718
	Volume Services America, Inc.
9,602	10.50%, 09/16/2016	9,623
		309,091
	Agriculture, Construction, Mining and Machinery - 2.9%
	Capital Safety Group Ltd.
12,000	6.25%, 01/15/2019	12,105
	Intelligrated, Inc.
11,610	7.50%, 02/18/2017	11,551
	Kion Group GMBH, Facility B
16,801	3.49%, 12/23/2014	15,352
	Kion Group GMBH, Facility C
16,801	3.99%, 12/23/2015	15,436
	Nortek, Inc.
17,362	5.25%, 04/26/2017	17,417
	Veyance Technologies, Inc.
70,480	2.74%, 07/31/2014	68,013
27,650	5.99%, 07/31/2015	25,905
		165,779
	Agriculture, Forestry, Fishing and Hunting - 0.4%
	Milk Specialties Co.
9,825	8.50%, 12/23/2017	9,850
	WM Bolthouse Farms, Inc.
11,875	9.50%, 08/11/2016	11,927
		21,777
	Air Transportation - 2.8%
	AWAS Aviation Holdings LLC
7,513	5.25%, 06/10/2016	7,563
	Delta Air Lines, Inc., New Term Loan
4,082	4.25%, 03/07/2016	3,985
	Delta Air Lines, Inc., Term Loan
38,887	5.50%, 04/20/2017	38,926
	Macquarie Aircraft Leasing Finance S.A., First Lien Term Loan
11,087	1.74%, 11/29/2013	10,976
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
10,735	4.24%, 11/29/2013	10,574
	United Air Lines, Inc.
56,418	2.25%, 02/01/2014	55,737
	US Airways Group, Inc.
34,581	2.74%, 03/23/2014	32,981
		160,742
	Arts, Entertainment and Recreation - 7.5%
	24 Hour Fitness Worldwide, Inc.
39,349	7.50%, 04/15/2016	39,693
	Busch Entertainment Corp.
9,750	4.00%, 08/17/2017	9,758
	Caribe Information Investments, Inc.
4,984	10.00%, 11/18/2014	3,215
	Cengage Learning, Inc.
34,662	5.74%, 07/31/2017 ☼	30,416
	Cenveo, Inc.
14,796	6.25%, 12/21/2016	14,803
	Cequel Communication LLC
18,947	4.00%, 02/09/2019	18,744
	Clear Channel Communications, Inc.
59,628	3.89%, 11/13/2015	48,058
	Clubcorp Club Operations, Inc.
19,239	6.00%, 11/30/2016	19,335
	Cumulus Media, Inc., Second Lien Term Loan
4,000	7.50%, 09/16/2019	4,062
	Cumulus Media, Inc., Term Loan B
40,911	5.75%, 09/17/2018	41,203
	Dex Media West LLC
10,111	7.25%, 10/24/2014	6,500
	F & W Publications, Inc., New Term Loan
3,490	7.75%, 06/09/2014	3,237
	F & W Publications, Inc., Second Lien Term Loan
1,969	15.00%, 12/09/2014 Þ	1,132
	Gatehouse Media Operating, Inc., Delayed Draw Term Loan
3,262	2.24%, 08/05/2014	974
	Gatehouse Media Operating, Inc., Initial Term Loan
11,695	2.24%, 08/05/2014	3,491
	Golden Nugget, Inc., Delayed Draw Term Loan
3,099	3.24%, 06/22/2014 Þ	2,955
	Golden Nugget, Inc., Term Facility
5,504	3.24%, 06/22/2014 Þ	5,248
	Kabel Deutschland Holding AG
16,619	4.25%, 01/20/2019	16,598
	Penton Media, Inc.
8,829	5.00%, 08/01/2014 Þ	6,968
	Pinnacle Entertainment
7,619	4.75%, 10/16/2018	7,625
	Pittsburgh Gaming Holdings L.P.
11,905	12.00%, 06/30/2015	12,411
	R.H. Donnelley, Inc.
5,068	9.00%, 10/24/2014	2,382
	San Juan Cable LLC
19,726	6.00%, 06/09/2017	19,301
	Sinclair Television Group
16,465	4.00%, 10/28/2016	16,474
	Six Flags Theme Parks, Inc.
8,000	4.25%, 12/20/2018	8,011
	Univision Communications, Inc.
92,577	4.49%, 03/31/2017	86,457
		429,051
	Chemical Manufacturing - 3.0%
	Hexion Specialty Chemicals, Tranche C-1B Term Loan Ext
66,084	4.07%, 05/05/2015	65,393
	Hexion Specialty Chemicals, Tranche C-2B Term Loan Ext
27,288	4.07%, 05/05/2015	27,002
	Hexion Specialty Chemicals, Tranche C-4B Term Loan Ext
2,547	4.31%, 05/05/2015	2,490

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.2% - (continued)
		Chemical Manufacturing - 3.0% - (continued)
		Hexion Specialty Chemicals, Tranche C-5B Term Loan Ext
	$953	4.25%, 05/05/2015	$929
		Hexion Specialty Chemicals, Tranche C-6B Term Loan Ext
EUR	1,795	4.76%, 05/05/2015	2,310
		Ineos Group, New Term Loan C-2
	3,586	8.00%, 12/16/2014	3,720
		Ineos Holdings Ltd.
	8,850	5.47%, 04/27/2018 ☼ ◊	8,883
		Norit N.V., Inc.
	11,816	6.75%, 07/10/2017	11,904
		Univar, Inc.
	36,361	5.00%, 06/30/2017	36,415
		Utex Industries, Inc.
	11,947	7.00%, 12/15/2016	11,910
			170,956
		Computer and Electronic Product Manufacturing - 0.8%
		API Technologies Corp.
	7,440	8.75%, 06/01/2016	7,403
		Eastman Kodak Co.
	2,904	8.50%, 07/26/2013	2,952
		Freescale Semiconductor, Inc.
	20,164	4.49%, 12/01/2016	19,753
		SRA International, Inc.
	15,630	6.50%, 07/20/2018	15,630
			45,738
		Construction - 0.6%
		Brock Holdings, Inc.
	16,838	6.01%, 03/16/2017	16,722
	5,798	10.00%, 03/16/2018	5,634
		Summit Materials LLC
	10,000	6.00%, 01/30/2019	10,072
			32,428
		Educational Services - 0.3%
		Meritas Schools Holdings LLC, Second Lien Term Loan
	5,000	11.50%, 01/29/2018	4,999
		Meritas Schools Holdings LLC, Term Loan B
	9,250	7.50%, 07/29/2017	9,158
			14,157
		Finance and Insurance - 7.2%
		Asurion Corp.
	4,864	11.00%, 08/16/2019	4,990
		Asurion Corp., Second Lien Term Loan
	22,130	9.00%, 05/24/2019	22,438
		Asurion Corp., Term Loan
	56,664	5.50%, 05/24/2018	56,681
		BNY Convergex Group LLC, 1st Lien Eze Borrower Term Loan Committment
	4,960	5.00%, 12/17/2016	4,933
		BNY Convergex Group LLC, 1st Lien Top Borrower Term Loan Committment
	11,263	5.00%, 12/17/2016	11,202
		BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
	1,440	8.75%, 12/17/2017	1,424
		BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
	3,432	8.75%, 12/17/2017	3,394
		Capital Automotive L.P.
	17,820	5.25%, 03/11/2017	17,743
		Chrysler Group LLC
	58,158	6.00%, 05/24/2017	59,164
		Evertec, Inc.
	7,746	5.25%, 09/30/2016	7,749
		Fortress Investment Group LLC
	9,984	5.75%, 10/07/2015	9,984
		HMSC Corp.
	7,499	2.49%, 04/03/2014	6,430
		Hub International Holdings, Inc., Delayed Draw Term Loan
	2,508	5.51%, 06/12/2014	2,501
		Hub International Holdings, Inc., Initial Term Loan
	11,850	5.51%, 06/14/2014	11,818
		Hub International Holdings, Inc., Term Loan B Add-On
	13,395	7.76%, 06/13/2014	13,428
		Interactive Data Corp.
	21,022	4.50%, 02/11/2018	21,032
		Nuveen Investments, Inc.
	36,202	5.97%, 05/13/2017	36,201
	13,919	7.25%, 05/13/2017	13,985
	22,560	8.25%, 02/23/2019	23,011
		Nuveen Investments, Inc., Extended First Lien Term Loan
	37,142	5.97%, 05/13/2017	37,134
		Ocwen Financial Corp.
	15,478	7.00%, 09/01/2016	15,594
		Springleaf Financial Funding Co.
	33,000	5.50%, 05/10/2017	31,261
			412,097
		Food Manufacturing - 3.6%
		American Seafood Group LLC
	15,574	4.25%, 03/16/2018	15,094
		Dean Foods Co., Extended Term Loan
	5,925	3.24%, 04/02/2016	5,896
		Dean Foods Co., Term B 2017 Extended
	3,940	3.49%, 04/02/2017	3,927
		Dean Foods Co., Term Loan B
	13,779	1.74%, 03/29/2014	13,713
		Del Monte Corp.
	55,635	4.50%, 03/08/2018	55,248
		Dole Food Co., Inc., Term Loan B2
	7,526	5.04%, 07/08/2018	7,555
		Dole Food Co., Inc., Term Loan C2
	13,468	5.03%, 07/08/2018	13,519
		JBS USA LLC
	16,446	4.25%, 05/25/2018	16,425
		Pinnacle Foods
	30,497	2.77%, 03/30/2014	30,468
		Roundy's Supermarkets, Inc.
	29,628	5.75%, 02/13/2019	29,896

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.2% - (continued)
	Food Manufacturing - 3.6% - (continued)
	Shearer's Foods, Inc.
$11,636	7.50%, 03/31/2015	$10,472
		202,213
	Health Care and Social Assistance - 9.2%
	Accentcare, Inc.
7,072	6.50%, 12/22/2016	6,506
	Alere, Inc.
31,848	4.75%, 06/30/2017	31,748
	Ardent Health Services LLC, Term Loan
19,875	6.50%, 09/15/2015	19,759
	ATI Holdings LLC
10,963	7.50%, 03/14/2016	10,653
	Community Health Systems, Inc., Term Loan B
47,994	3.29%, 07/25/2014	47,554
	DJO Finance LLC
10,079	5.24%, 11/01/2016	10,059
10,179	6.25%, 09/15/2017	10,195
	Gentiva Health Services, Inc.
12,721	6.50%, 08/17/2016	12,081
	Grifols, Inc.
18,769	4.50%, 06/01/2017	18,769
	Harrington Holdings, Inc.
10,291	6.75%, 10/01/2016	10,298
	HCA, Inc., Tranche B-2 Term Loan
42,805	3.72%, 03/31/2017	42,170
	HCA, Inc., Tranche B-3 Term Loan
25,094	3.49%, 05/01/2018	24,675
	IASIS Healthcare Capital Corp.
17,820	5.00%, 05/03/2018	17,856
	Immucor, Inc.
12,388	7.25%, 08/17/2018	12,504
	Insight Pharmaceuticals LLC
7,935	7.51%, 08/25/2016	7,829
	Kindred HealthCare, Inc.
13,375	5.25%, 06/01/2018	12,857
	Kinetic Concepts, Inc.
14,963	7.00%, 05/04/2018	15,262
	MedAssets, Inc.
11,860	5.25%, 11/16/2016	11,921
	Medpace, Inc.
11,910	6.50%, 06/17/2017	11,553
	Multiplan, Inc.
35,281	4.75%, 08/26/2017	35,171
	NBTY, Inc.
33,466	4.25%, 10/01/2017	33,488
	Pharmaceutical Product Development, Inc.
14,535	6.25%, 11/18/2018	14,674
	Physician Oncology Services, Delayed Draw Term Commitment
816	6.25%, 01/31/2017	784
	Physician Oncology Services, Term Loan
6,719	6.25%, 01/31/2017	6,451
	Select Medical Corp.
10,771	5.50%, 06/01/2018	10,455
	Surgery Center Holdings, Inc.
9,838	6.50%, 02/06/2017	9,346
	United Surgical Partners International, Inc., Extended Term Loan B
10,064	6.00%, 04/30/2017	10,018
	United Surgical Partners International, Inc., Term Loan B
10,000	6.00%, 04/03/2019	10,004
	US Healthworks, Inc.
11,910	6.25%, 06/15/2016	11,701
	Valeant Pharmaceuticals International
14,775	3.75%, 02/02/2019	14,701
	Warner Chilcott Corp., Term Loan B-1
15,422	4.25%, 03/15/2018	15,439
	Warner Chilcott Corp., Term Loan B-2
7,711	4.25%, 03/15/2018	7,719
	Warner Chilcott Corp., Term Loan B-3
10,603	4.25%, 03/15/2018	10,614
		524,814
	Information - 14.7%
	Alaska Communication Systems Holdings, Inc.
10,813	5.50%, 10/21/2016	9,917
	Ascend Learning LLC
12,704	7.00%, 12/06/2016	12,710
	Aspect Software, Inc.
11,665	6.25%, 05/07/2016	11,651
	Avaya, Inc., Existing Term B-1 Loan
13,401	3.24%, 10/24/2014	13,157
	Avaya, Inc., Term B-3 Loan
26,820	4.99%, 10/26/2017	25,960
	Blackboard, Inc.
29,676	7.50%, 10/04/2018	29,438
	CDW Corp.
56,267	4.00%, 07/15/2017	55,248
	Ceridian Corp.
18,204	3.24%, 11/09/2014	17,404
	Charter Communications Operating LLC
11,700	4.00%, 05/15/2019	11,654
	Charter Communications Operating LLC, Term C Loan Extended
31,425	3.72%, 09/06/2016	31,420
	Crown Castle International Corp.
14,963	4.00%, 01/31/2019	14,964
	Eagle Parent, Inc.
46,538	5.00%, 05/16/2018	46,529
	Emdeon, Inc.
2,075	5.00%, 11/02/2018	2,091
12,177	6.75%, 11/02/2018	12,281
	First Data Corp., Extended 1st Lien Term Loan
96,764	4.24%, 03/23/2018	88,191
	First Data Corp., Initial Tranche B-1 Term Loan
21,954	2.99%, 09/24/2014	20,985
	Intelsat Jackson Holdings Ltd.
43,026	5.25%, 04/02/2018	43,228
	Intelsat Ltd.
35,926	3.24%, 02/01/2014	35,422
	Lawson Software, Inc.
34,300	6.25%, 04/15/2018	34,729
	Level 3 Communications Corp.
12,900	5.75%, 09/01/2018	13,074

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.2% - (continued)
	Information - 14.7% - (continued)
	Level 3 Communications Corp., Tranche A Term Loan
$81,513	2.65%, 03/01/2014	$80,901
	Mediacom Broadband LLC, Term Loan E
9,933	4.50%, 10/23/2017	9,883
	Mediacom Broadband LLC, Tranche F Term Loan
16,010	4.50%, 10/23/2017	15,943
	Metro PCS Wireless, Inc., Term Loan B3
4,424	4.00%, 03/17/2018	4,377
	Metro PCS Wireless, Inc., Tranche B-2 Term Loan
6,590	4.07%, 11/03/2016	6,565
	NDS Group plc
18,315	4.00%, 03/12/2018	18,304
	Northland Communications Corp.
9,838	7.75%, 12/30/2016	9,493
	Property Data U.S., Inc.
19,847	7.00%, 01/04/2017	18,557
	SkillSoft Corp.
14,133	6.50%, 05/26/2017 - 05/31/2017	14,172
	Sunquest Information Systems, Inc.
9,925	6.25%, 12/16/2016	9,913
	Telesat Canada
14,875	4.25%, 03/26/2019	14,850
	TransFirst Holdings, Inc., Second Lien Term Loan
1,079	6.24%, 06/12/2015 Þ	1,008
	TransFirst Holdings, Inc., Term Loan
14,827	2.99%, 06/12/2014	14,426
	TWCC Holding Corp.
12,993	4.25%, 02/11/2017	13,023
	UPC Financing Partnership
12,750	4.75%, 12/31/2017	12,778
	West Corp., Term Loan B-4
12,283	4.60%, 07/15/2016	12,313
	West Corp., Term Loan B-5
7,552	4.49%, 07/15/2016	7,571
	WideOpenWest Finance LLC, First Lien Term Loan
19,510	2.74%, 07/01/2014	19,327
	WideOpenWest Finance LLC, Second Lien Term Loan
9,975	6.49%, 06/29/2015 Þ	9,875
	WideOpenWest Finance LLC, Term Loan B Add-On
14,519	6.74%, 06/28/2014	14,495
		837,827
	Media - 0.2%
	PRIMEDIA, Inc.
15,733	7.50%, 01/13/2018	13,971

	Mining - 0.3%
	American Gilsonite Co.
7,814	7.25%, 12/10/2015	7,658
	Phoenix Services LLC
7,782	9.00%, 01/24/2018	7,859
		15,517
	Miscellaneous Manufacturing - 1.6%
	DAE Aviation Holdings, Inc., Term Loan B1
7,622	5.47%, 09/27/2014	7,641
	DAE Aviation Holdings, Inc., Term Loan B2
6,739	5.47%, 09/27/2014	6,756
	Provo Craft and Novelty, Inc.
9,583	8.50%, 03/22/2016	3,833
	Reynolds Group Holdings, Inc.
21,654	6.50%, 08/09/2018	21,939
	Sequa Corp.
47,031	3.72%, 12/03/2014	46,535
5,686	6.25%, 12/03/2014	5,702
		92,406
	Motor Vehicle and Parts Manufacturing - 3.4%
	Allison Transmission Holdings, Inc.
33,331	2.74%, 08/07/2014	33,225
	AM General LLC, LC Facility Deposits
657	3.24%, 09/30/2012	627
	AM General LLC, Term B Facility
9,661	3.24%, 09/30/2013	9,227
	Federal Mogul Corp., Tranche B Term Loan
48,446	2.18%, 12/27/2014	46,888
	Federal Mogul Corp., Tranche C Term Loan
17,797	2.18%, 12/27/2015	17,225
	General Motors Co.
31,965	0.38%, 10/27/2015 ◊☼	28,629
	Pinafore LLC
29,053	4.25%, 09/29/2016	29,132
	Schaeffler AG
14,815	6.00%, 01/27/2017	14,863
	Stackpole Powertrain International USA LLC
10,945	7.50%, 08/02/2017	10,959
		190,775
	Other Services - 0.4%
	Husky Injection Molding Systems
21,587	6.55%, 06/29/2018	21,735

	Petroleum and Coal Products Manufacturing - 1.8%
	Dynegy Midwest Generation LLC
18,174	9.25%, 08/05/2016	18,560
	Dynegy Power LLC
39,536	9.25%, 08/05/2016	41,340
	Walter Energy, Inc.
16,288	4.00%, 04/02/2018	16,261
	Western Refining, Inc.
14,963	7.50%, 03/15/2017	15,140
	Willbros Group, Inc.
10,882	9.50%, 06/30/2014	10,828
		102,129
	Pipeline Transportation - 0.1%
	El Paso Corp.
5,747	6.27%, 04/10/2018 ◊☼	5,806

	Plastics and Rubber Products Manufacturing - 0.4%
	Kranson Industries, Inc.
7,690	5.51%, 04/30/2018 ◊☼	7,613
	Styron Corp.
17,323	6.00%, 08/02/2017	16,154
		23,767

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.2% - (continued)
	Primary Metal Manufacturing - 0.4%
	Novelis, Inc.
$24,039	4.00%, 03/10/2017	$24,024

	Professional, Scientific and Technical Services - 2.0%
	Advantage Sales & Marketing, Inc., Second Lien Term Loan
10,472	9.25%, 06/18/2018	10,454
	Advantage Sales & Marketing, Inc., Term Loan B
27,631	5.25%, 12/18/2017	27,555
	Decision Resources, Inc.
10,858	7.75%, 12/28/2016	10,749
	Engineering Solutions & Products, Inc.
6,635	7.75%, 04/21/2017	4,976
	IMG Worldwide, Inc.
11,826	5.50%, 06/16/2016	11,796
	MoneyGram International, Inc., Term Loan B
15,256	4.25%, 11/18/2017	15,233
	MoneyGram International, Inc., Term Loan B1
2,388	4.25%, 11/18/2017	2,384
	RBS International Direct Marketing
14,850	9.25%, 03/23/2017	8,910
	SunGard Data Systems, Inc.
10,855	3.95%, 02/28/2016	10,869
8,553	3.99%, 02/28/2017	8,568
		111,494
	Real Estate, Rental and Leasing - 2.3%
	LNR Properties Corp.
22,533	4.75%, 04/29/2016	22,627
	Realogy Corp., Credit Linked Deposit
1,539	3.24%, 10/05/2013	1,454
	Realogy Corp., Extended 1st Lien Term Loan B
103,681	4.77%, 10/10/2016	96,386
	Realogy Corp., Extended Credit Linked Deposit
12,523	4.49%, 10/10/2016	11,642
		132,109
	Retail Trade - 7.5%
	99 Cents Only Stores
14,000	5.25%, 01/11/2019	14,027
	Academy Ltd.
24,688	6.00%, 08/03/2018	24,911
	Armored Automotive
11,835	6.00%, 11/05/2016	11,769
	Atrium Companies, Inc.
14,276	11.00%, 04/30/2016	13,794
	BJ's Wholesale Club, Inc.
19,419	5.25%, 09/28/2018	19,550
8,826	10.00%, 03/31/2019	9,113
	Burlington Coat Factory Warehouse Corp.
28,300	6.25%, 02/23/2017	28,291
	Easton-Bell Sports, Inc.
12,220	11.50%, 12/31/2015 Þ	12,098
	Fairway Food Market, Inc.
9,900	7.50%, 03/03/2017	9,783
	Great Atlantic & Pacific Tea Co., Inc.
17,002	11.00%, 02/16/2017	17,363
	Gyboree Corp.
26,695	5.00%, 02/23/2018	25,656
	Hillman Group, Inc.
20,814	5.00%, 05/28/2016	20,814
	Michaels Stores, Inc., B-2 Term Loan
31,469	5.00%, 07/31/2016	31,634
	Michaels Stores, Inc., B-3 Term Loan
21,793	5.00%, 07/31/2016	21,907
	Michaels Stores, Inc., Term B Loan
11,478	4.25%, 02/25/2018	11,478
	Nebraska Book Co., Inc.
16,100	8.75%, 06/29/2012	16,041
	Neiman Marcus Group, Inc.
53,610	4.75%, 05/16/2018	53,621
	Rite Aid Corp., Tranche 5 Term Loan
16,547	4.50%, 03/03/2018	16,438
	Sports Authority, Inc.
28,556	7.50%, 11/16/2017	27,651
	Sprouts Farmers Market LLC
11,756	6.00%, 04/18/2018	11,638
	Toys R Us, Inc.
9,613	5.75%, 05/25/2018	9,385
	Toys R Us, Inc., Initial Loan
14,021	6.00%, 09/01/2016	14,001
	Weight Watchers International, Inc.
7,441	4.00%, 03/15/2019	7,437
		428,400
	Services - 0.3%
	Clarke American Corp.
17,956	2.77%, 02/28/2014	17,193

	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Revlon Consumer Products Corp.
11,761	4.75%, 11/19/2017	11,763
	Yankee Candle Co.
7,385	5.25%, 03/14/2019	7,430
		19,193
	Textile Product Mills - 0.4%
	Levi Strauss & Co.
23,768	2.49%, 03/09/2014	23,203

	Transit and Ground Passenger Transportation - 0.9%
	Emergency Medical Services Corp.
48,554	5.25%, 05/25/2018	48,684

	Truck Transportation - 0.7%
	Nexeo Solutions LLC
9,875	5.00%, 10/01/2017	9,661
	Swift Transportation Co., Inc.
30,458	5.00%, 12/15/2017	30,629
		40,290
	Utilities - 2.6%
	AES (The) Corp.
15,803	4.25%, 05/28/2018	15,816
	BRSP LLC
21,453	7.50%, 06/24/2014	21,506
	Calpine Corp. Term Loan
39,588	4.50%, 04/01/2018	39,620

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.2% - (continued)
	Utilities - 2.6% - (continued)
	Energy Transfer Equity L.P.
$16,717	3.75%, 05/08/2018		$16,516
	Star West Generation LLC
26,308	6.00%, 05/17/2018		25,913
	Texas Competitive Electric Co.
34,498	4.74%, 10/10/2017		18,997
	TPF Generation Holdings LLC, LC Facility Deposits
791	2.47%, 12/15/2013		782
	TPF Generation Holdings LLC, Second Lien Term Loan
6,592	4.72%, 12/21/2014		6,386
			145,536
	Wholesale Trade - 1.4%
	HD Supply, Inc.
29,500	7.25%, 09/26/2017		29,578
	Reynolds Consumer Products, Inc.
46,810	6.50%, 02/09/2018		47,212
			76,790
	Total senior floating rate interests
	(cost $4,979,874)		$4,964,309

COMMON STOCKS - 0.0%
	Consumer Durables & Apparel - 0.0%
3	Provo Craft and Novelty, Inc. ●†		$—

	Energy - 0.0%
418,220	KCA Deutag ⌂●†		1,965

	Media - 0.0%
12	Caribe Media, Inc. ●		—
16	F & W Publications, Inc. ●		2
			2
	Total common stocks
	(cost $5,669)		$1,967

WARRANTS - 0.0%
	Media - 0.0%
19	Cumulus Media, Inc. ⌂		$47
6	F & W Publications, Inc.		1
			48
	Total warrants
	(cost $1)		$48

	Total long-term investments (cost $5,426,208)		$5,416,666

SHORT-TERM INVESTMENTS - 5.0%
	Investment Pools and Funds - 5.0%
282,401	JP Morgan U.S. Government Money Market Fund		$282,401

	Total short-term investments
	(cost $282,401)		$282,401

	Total investments
	(cost $5,708,609) ▲	100.1%	$5,699,067
	Other assets and liabilities	(0.1)%	(3,775)
	Total net assets	100.0%	$5,695,292

The accompanying notes are an integral part of these financial statements.

12

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $5,710,098 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$74,775
Unrealized Depreciation	(85,806)
Net Unrealized Depreciation	$(11,031)

†

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At April 30, 2012, the aggregate value of these securities was $1,965, which rounds to zero percent of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.
Þ	This security may pay interest in additional principal instead of cash.
■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $217,195, which represents 3.8% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $58,924 at April 30, 2012.
◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2012.
Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.
╬	All principal amounts are in U.S. dollars unless otherwise indicated.
♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2012.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2009	19	Cumulus Media, Inc. Warrants	$–
03/2011	418,220	KCA Deutag	$5,668

At April 30, 2012, the aggregate value of these securities was $2,012, which rounds to zero percent of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
EUR	EURO

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,967	$–	$2	$1,965
Corporate Bonds	450,342	–	450,342	–
Senior Floating Rate Interests	4,964,309	–	4,964,309	–
Warrants	48	–	48	–
Short-Term Investments	282,401	282,401	–	–
Total	$5,699,067	$282,401	$5,414,701	$1,965

♦	For the six-month period ended April 30, 2012, investments valued at $58 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
	1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
	2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
	3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Common Stocks	$3,639	$—	$(1,674	)†	$—	$—	$—	$—	$—	$1,965
Warrants	—	—	—		—	—	—	—	—	—
Total	$3,639	$—	$(1,674)		$—	$—	$—	$—	$—	$1,965

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
	1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
	2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
	3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(1,674).

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,708,609)	$5,699,067
Cash	689
Receivables:
Investment securities sold	44,119
Fund shares sold	15,845
Dividends and interest	31,781
Other assets	346
Total assets	5,791,847
Liabilities:
Payables:
Investment securities purchased	75,285
Fund shares redeemed	14,620
Investment management fees	556
Dividends	5,164
Administrative fees	1
Distribution fees	414
Accrued expenses	515
Total liabilities	96,555
Net assets	$5,695,292
Summary of Net Assets:
Capital stock and paid-in-capital	$6,192,263
Undistributed net investment income	3,072
Accumulated net realized loss	(490,501)
Unrealized depreciation of investments	(9,542)
Net assets	$5,695,292

Shares authorized	3,150,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.87/$9.14
Shares outstanding	201,341
Net assets	$1,785,187
Class B: Net asset value per share	$8.86
Shares outstanding	4,306
Net assets	$38,133
Class C: Net asset value per share	$8.86
Shares outstanding	230,370
Net assets	$2,040,327
Class I: Net asset value per share	$8.87
Shares outstanding	190,892
Net assets	$1,694,110
Class R3: Net asset value per share	$8.88
Shares outstanding	1,420
Net assets	$12,614
Class R4: Net asset value per share	$8.86
Shares outstanding	753
Net assets	$6,667
Class R5: Net asset value per share	$8.87
Shares outstanding	1,186
Net assets	$10,516
Class Y: Net asset value per share	$8.86
Shares outstanding	12,164
Net assets	$107,738

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4
Interest	166,966
Total investment income	166,970

Expenses:
Investment management fees	16,942
Administrative services fees	21
Transfer agent fees	2,175
Distribution fees
Class A	2,236
Class B	195
Class C	10,146
Class R3	29
Class R4	7
Custodian fees	6
Accounting services fees	557
Registration and filing fees	342
Board of Directors' fees	74
Audit fees	26
Other expenses	343
Total expenses (before waivers and fees paid indirectly)	33,099
Expense waivers	(23)
Custodian fee offset	—
Total waivers and fees paid indirectly	(23)
Total expenses, net	33,076
Net Investment Income	133,894
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	4,740
Net realized gain on swap contracts	1,563
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	6,303
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	137,343
Net unrealized depreciation of swap contracts	(235)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	137,108
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	143,411
Net Increase in Net Assets Resulting from Operations	$277,305

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$133,894	$297,530
Net realized gain on investments, other financial instruments and foreign currency transactions	6,303	52,389
Net unrealized appreciation (depreciation) of investments and other financial instruments	137,108	(244,729)
Net Increase In Net Assets Resulting From Operations	277,305	105,190
Distributions to Shareholders:
From net investment income
Class A	(43,809)	(105,528)
Class B	(808)	(1,851)
Class C	(42,171)	(91,201)
Class I	(41,913)	(90,980)
Class R3	(267)	(470)
Class R4	(144)	(230)
Class R5	(242)	(560)
Class Y	(2,939)	(7,153)
Total distributions	(132,293)	(297,973)
Capital Share Transactions:
Class A	(232,709)	195,568
Class B	(3,872)	(5,042)
Class C	(118,149)	220,582
Class I	82,440	429,534
Class R3	1,051	3,981
Class R4	462	3,869
Class R5	2,373	(2,760)
Class Y	(11,175)	18,914
Net increase (decrease) from capital share transactions	(279,579)	864,646
Net Increase (Decrease) In Net Assets	(134,567)	671,863
Net Assets:
Beginning of period	5,829,859	5,157,996
End of period	$5,695,292	$5,829,859
Undistributed (distribution in excess of) net investment income (loss)	$3,072	$1,471

The accompanying notes are an integral part of these financial statements.

17

The Hartford Floating Rate Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1. Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Floating Rate Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

18

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

19

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange

20

rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3. Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of April 30, 2012.

21

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States

22

Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund had no outstanding mortgage related and other asset backed securities as of April 30, 2012.

4. Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2012.

b)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be

23

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swaps as of April 30, 2012.

c)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

24

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$—	$—	$1,563	$—	$—	$—	$1,563
Net realized gain on foreign currency contracts	—	—	—	—	—	—	—
Total	$—	$—	$1,563	$—	$—	$—	$1,563

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of swap contracts	$—	$—	$(235)	$—	$—	$—	$(235)
Total	$—	$—	$(235)	$—	$—	$—	$(235)

5. Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and

25

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6. Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$298,104	$214,954

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$7,137
Accumulated Capital Losses *	(495,316)
Unrealized Depreciation †	(148,138)
Total Accumulated Deficit	$(636,317)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

26

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(244)
Accumulated Net Realized Gain (Loss)	245
Capital Stock and Paid-in-Capital	(1)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$223,256
2017	272,060
Total	$495,316

During the year ended October 31, 2011, the Fund utilized $51,118 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7. Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective April 23, 2012, HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement

27

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. For a brief transition period beginning April 23, 2012, Wellington Management and Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s prior sub-adviser, will each serve as a sub-adviser for the Fund. After such transition period, Hartford Investment Management will no longer serve as a sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $2 billion	0.6000%
On next $2.5 billion	0.5900%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through April 22, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	0.70%

d)	Fees Paid Indirectly - The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts are included in the Statement of Operations.

28

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	0.98%
Class B	1.75
Class C	1.73
Class I	0.73
Class R3	1.25
Class R4	1.00
Class R5	0.70
Class Y	0.65

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $854 and contingent deferred sales charges of $313 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $25.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with

29

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8. Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,263,487
Sales Proceeds Excluding U.S. Government Obligations	1,476,091

9. Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	29,748	4,327	(61,040)	—	(26,965)	161,333	10,015	(151,875)	—	19,473
Amount	$259,277	$37,760	$(529,746)	$—	$(232,709)	$1,431,148	$88,151	$(1,323,731)	$—	$195,568
Class B
Shares	105	69	(619)	—	(445)	770	151	(1,508)	—	(587)
Amount	$917	$600	$(5,389)	$—	$(3,872)	$6,811	$1,327	$(13,180)	$—	$(5,042)
Class C
Shares	16,602	3,759	(34,032)	—	(13,671)	92,229	7,652	(76,787)	—	23,094
Amount	$144,854	$32,771	$(295,774)	$—	$(118,149)	$819,143	$67,242	$(665,803)	$—	$220,582
Class I
Shares	53,236	3,255	(47,036)	—	9,455	186,388	6,879	(148,169)	—	45,098
Amount	$463,526	$28,452	$(409,538)	$—	$82,440	$1,656,198	$60,655	$(1,287,319)	$—	$429,534
Class R3
Shares	276	30	(187)	—	119	765	53	(378)	—	440
Amount	$2,421	$262	$(1,632)	$—	$1,051	$6,778	$465	$(3,262)	$—	$3,981
Class R4
Shares	271	16	(235)	—	52	536	25	(126)	—	435
Amount	$2,381	$136	$(2,055)	$—	$462	$4,744	$224	$(1,099)	$—	$3,869
Class R5
Shares	346	26	(98)	—	274	775	62	(1,167)	—	(330)
Amount	$3,002	$229	$(858)	$—	$2,373	$6,825	$543	$(10,128)	$—	$(2,760)
Class Y
Shares	2,594	115	(3,986)	—	(1,277)	10,649	311	(9,055)	—	1,905
Amount	$22,527	$1,002	$(34,704)	$—	$(11,175)	$94,732	$2,746	$(78,564)	$—	$18,914
Total
Shares	103,178	11,597	(147,233)	—	(32,458)	453,445	25,148	(389,065)	—	89,528
Amount	$898,905	$101,212	$(1,279,696)	$—	$(279,579)	$4,026,379	$221,353	$(3,383,086)	$—	$864,646

30

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	40	$349
For the Year Ended October 31, 2011	109	$955

10. Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

11. Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12. Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July, 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders, alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Treaseastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee has appealed to the Eleventh Circuit. If the Eleventh

31

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Circuit reinstates the bankruptcy court opinion, the Fund would be liable for approximately $3.02 million. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

13. Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

32

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33

The Hartford Floating Rate Fund
Financial Highlights

 - Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$8.64	$0.22	$–	$0.22	$0.44	$(0.21)	$–	$–	$(0.21)	$0.23	$8.87
B	8.63	0.18	–	0.23	0.41	(0.18)	–	–	(0.18)	0.23	8.86
C	8.63	0.18	–	0.23	0.41	(0.18)	–	–	(0.18)	0.23	8.86
I	8.65	0.23	–	0.21	0.44	(0.22)	–	–	(0.22)	0.22	8.87
R3	8.66	0.21	–	0.21	0.42	(0.20)	–	–	(0.20)	0.22	8.88
R4	8.63	0.21	–	0.23	0.44	(0.21)	–	–	(0.21)	0.23	8.86
R5	8.64	0.23	–	0.22	0.45	(0.22)	–	–	(0.22)	0.23	8.87
Y	8.63	0.23	–	0.23	0.46	(0.23)	–	–	(0.23)	0.23	8.86

For the Year Ended October 31, 2011
A	8.81	0.42	–	(0.16)	0.26	(0.43)	–	–	(0.43)	(0.17)	8.64
B	8.81	0.35	–	(0.17)	0.18	(0.36)	–	–	(0.36)	(0.18)	8.63
C	8.81	0.36	–	(0.18)	0.18	(0.36)	–	–	(0.36)	(0.18)	8.63
I	8.82	0.45	–	(0.17)	0.28	(0.45)	–	–	(0.45)	(0.17)	8.65
R3	8.83	0.40	–	(0.17)	0.23	(0.40)	–	–	(0.40)	(0.17)	8.66
R4	8.81	0.42	–	(0.18)	0.24	(0.42)	–	–	(0.42)	(0.18)	8.63
R5	8.82	0.44	–	(0.17)	0.27	(0.45)	–	–	(0.45)	(0.18)	8.64
Y	8.80	0.45	–	(0.17)	0.28	(0.45)	–	–	(0.45)	(0.17)	8.63

For the Year Ended October 31, 2010
A	8.30	0.46	–	0.51	0.97	(0.46)	–	–	(0.46)	0.51	8.81
B	8.30	0.40	–	0.50	0.90	(0.39)	–	–	(0.39)	0.51	8.81
C	8.29	0.40	–	0.52	0.92	(0.40)	–	–	(0.40)	0.52	8.81
I	8.31	0.48	–	0.51	0.99	(0.48)	–	–	(0.48)	0.51	8.82
R3	8.31	0.44	–	0.52	0.96	(0.44)	–	–	(0.44)	0.52	8.83
R4	8.30	0.46	–	0.51	0.97	(0.46)	–	–	(0.46)	0.51	8.81
R5	8.30	0.48	–	0.51	0.99	(0.47)	–	–	(0.47)	0.52	8.82
Y	8.29	0.49	–	0.51	1.00	(0.49)	–	–	(0.49)	0.51	8.80

For the Year Ended October 31, 2009
A	7.13	0.42	–	1.19	1.61	(0.44)	–	–	(0.44)	1.17	8.30
B	7.13	0.37	–	1.19	1.56	(0.39)	–	–	(0.39)	1.17	8.30
C	7.13	0.36	–	1.19	1.55	(0.39)	–	–	(0.39)	1.16	8.29
I	7.13	0.43	–	1.21	1.64	(0.46)	–	–	(0.46)	1.18	8.31
R3	7.14	0.40	–	1.19	1.59	(0.42)	–	–	(0.42)	1.17	8.31
R4	7.13	0.42	–	1.19	1.61	(0.44)	–	–	(0.44)	1.17	8.30
R5	7.15	0.48	–	1.12	1.60	(0.45)	–	–	(0.45)	1.15	8.30
Y	7.13	0.45	–	1.17	1.62	(0.46)	–	–	(0.46)	1.16	8.29

For the Year Ended October 31, 2008
A	9.79	0.55	–	(2.68)	(2.13)	(0.53)	–	–	(0.53)	(2.66)	7.13
B	9.79	0.47	–	(2.67)	(2.20)	(0.46)	–	–	(0.46)	(2.66)	7.13
C	9.78	0.47	–	(2.66)	(2.19)	(0.46)	–	–	(0.46)	(2.65)	7.13
I	9.79	0.57	–	(2.68)	(2.11)	(0.55)	–	–	(0.55)	(2.66)	7.13
R3	9.79	0.52	–	(2.66)	(2.14)	(0.51)	–	–	(0.51)	(2.65)	7.14
R4	9.78	0.54	–	(2.66)	(2.12)	(0.53)	–	–	(0.53)	(2.65)	7.13
R5	9.81	0.56	–	(2.68)	(2.12)	(0.54)	–	–	(0.54)	(2.66)	7.15
Y	9.78	0.57	–	(2.66)	(2.09)	(0.56)	–	–	(0.56)	(2.65)	7.13

For the Year Ended October 31, 2007
A	10.11	0.66	–	(0.31)	0.35	(0.67)	–	–	(0.67)	(0.32)	9.79
B	10.11	0.58	–	(0.31)	0.27	(0.59)	–	–	(0.59)	(0.32)	9.79
C	10.11	0.59	–	(0.32)	0.27	(0.60)	–	–	(0.60)	(0.33)	9.78
I	10.11	0.70	–	(0.32)	0.38	(0.70)	–	–	(0.70)	(0.32)	9.79
R3(G)	10.09	0.54	–	(0.31)	0.23	(0.53)	–	–	(0.53)	(0.30)	9.79
R4(G)	10.09	0.56	–	(0.32)	0.24	(0.55)	–	–	(0.55)	(0.31)	9.78
R5(G)	10.09	0.58	–	(0.29)	0.29	(0.57)	–	–	(0.57)	(0.28)	9.81
Y	10.11	0.69	–	(0.32)	0.37	(0.70)	–	–	(0.70)	(0.33)	9.78

34

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

5.19	%(E)	$1,785,187	0.98	%(F)	0.98	%(F)	0.98	%(F)	4.97	%(F)	23%
4.79	(E)	38,133	1.81	(F)	1.75	(F)	1.75	(F)	4.19	(F)	–
4.80	(E)	2,040,327	1.73	(F)	1.73	(F)	1.73	(F)	4.20	(F)	–
5.19	(E)	1,694,110	0.73	(F)	0.73	(F)	0.73	(F)	5.20	(F)	–
4.91	(E)	12,614	1.38	(F)	1.25	(F)	1.25	(F)	4.76	(F)	–
5.18	(E)	6,667	1.07	(F)	1.00	(F)	1.00	(F)	4.94	(F)	–
5.33	(E)	10,516	0.77	(F)	0.70	(F)	0.70	(F)	5.24	(F)	–
5.36	(E)	107,738	0.65	(F)	0.65	(F)	0.65	(F)	5.27	(F)	–

2.91		1,972,548	0.97		0.97		0.97		4.79		96
2.00		41,006	1.79		1.75		1.75		4.01		–
2.03		2,106,199	1.72		1.72		1.72		4.05		–
3.16		1,568,922	0.72		0.72		0.72		5.03		–
2.62		11,257	1.37		1.25		1.25		4.52		–
2.76		6,048	1.06		1.00		1.00		4.78		–
3.07		7,882	0.75		0.70		0.70		5.04		–
3.24		115,997	0.65		0.65		0.65		5.11		–

11.97		1,840,478	0.97		0.97		0.97		5.40		63
11.11		47,006	1.78		1.75		1.75		4.64		–
11.27		1,945,470	1.72		1.72		1.72		4.65		–
12.22		1,202,589	0.74		0.74		0.74		5.62		–
11.75		7,598	1.38		1.25		1.25		5.11		–
11.93		2,339	1.07		1.00		1.00		5.37		–
12.25		10,956	0.79		0.74		0.74		5.46		–
12.35		101,560	0.65		0.65		0.65		5.73		–

23.65		1,277,011	1.00		1.00		1.00		5.69		55
22.60		47,635	1.84		1.75		1.75		5.00		–
22.60		1,204,826	1.76		1.75		1.75		4.99		–
23.93		594,705	0.74		0.74		0.74		5.94		–
23.17		2,863	1.41		1.25		1.25		5.36		–
23.50		1,367	1.10		1.00		1.00		5.70		–
23.32		26	0.97		0.85		0.85		5.99		–
23.87		87,907	0.68		0.68		0.68		6.12		–

(22.71)		728,882	0.99		0.99		0.99		6.02		18
(23.30)		40,440	1.81		1.75		1.75		5.23		–
(23.24)		876,501	1.75		1.75		1.75		5.25		–
(22.51)		171,007	0.74		0.74		0.74		6.28		–
(22.80)		544	1.45		1.25		1.25		5.63		–
(22.63)		515	1.15		1.00		1.00		5.71		–
(22.55)		90	0.86		0.85		0.85		6.24		–
(22.39)		98,315	0.69		0.69		0.69		6.23		–

3.54		1,996,644	0.96		0.96		0.96		6.61		62
2.72		71,403	1.80		1.75		1.75		5.84		–
2.67		1,870,911	1.74		1.74		1.74		5.86		–
3.84		406,906	0.71		0.71		0.71		6.88		–
2.31	(E)	285	1.75	(F)	1.25	(F)	1.25	(F)	6.59	(F)	–
2.42	(E)	10	1.18	(F)	1.00	(F)	1.00	(F)	6.58	(F)	–
2.90	(E)	205	0.86	(F)	0.85	(F)	0.85	(F)	6.81	(F)	–
3.73		104,762	0.68		0.68		0.68		6.92		–

35

The Hartford Floating Rate Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on December 22, 2006.

36

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

37

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

38

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

The Hartford Floating Rate Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,051.90	$4.98	$1,000.00	$1,020.01	$4.90	0.98%	182	366
Class B	$1,000.00	$1,047.90	$8.91	$1,000.00	$1,016.16	$8.77	1.75	182	366
Class C	$1,000.00	$1,048.00	$8.79	$1,000.00	$1,016.27	$8.66	1.73	182	366
Class I	$1,000.00	$1,051.90	$3.73	$1,000.00	$1,021.22	$3.68	0.73	182	366
Class R3	$1,000.00	$1,049.10	$6.37	$1,000.00	$1,018.65	$6.28	1.25	182	366
Class R4	$1,000.00	$1,051.80	$5.11	$1,000.00	$1,019.89	$5.03	1.00	182	366
Class R5	$1,000.00	$1,053.30	$3.57	$1,000.00	$1,021.38	$3.52	0.70	182	366
Class Y	$1,000.00	$1,053.60	$3.33	$1,000.00	$1,021.62	$3.28	0.65	182	366

40

The Hartford Floating Rate Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors present, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Floating Rate Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on April 23, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with a member of the current portfolio management team, who would become an employee of Wellington Management and would continue in his current role as portfolio manager for the Fund after the sub-adviser change, regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered that the Fund’s current portfolio managers would become employees of Wellington Management and would continue in their current roles as portfolio managers for the Fund after the sub-adviser change. The Board also considered Wellington Management’s investment philosophy and process, the fact that the portfolio managers’ overall investment philosophy and process was expected to remain substantially the same once they become employees of Wellington Management, while drawing

41

The Hartford Floating Rate Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

upon Wellington Management’s investment research capabilities and resources, trade execution capabilities and experience, which would become available to support the current portfolio managers once they become employees of Wellington Management.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

Given that the current portfolio managers would continue in their current roles after the sub-adviser change, the Board considered the performance of the Fund for various periods ending February 29, 2012. HIFSCO and Wellington Management also provided additional information about the broad range of the investment experience of the current portfolio managers as well as the investment professionals that would support the current portfolio managers and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add an additional breakpoint to the Fund’s contractual management fee schedule with HIFSCO that would result in a management fee reduction at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

42

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add an additional breakpoint to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

43

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-FR12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Floating Rate High Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Floating Rate High Income Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Satements
Schedule of Investments at April 30, 2012 (Unaudited)	5
Investment Valuation Hierarchy Level Summary at April 30, 2012 (Unaudited)	10
Statement of Assets and Liabilities at April 30, 2012 (Unaudited)	11
Statement of Operations for the Six-Month Period Ended April 30, 2012, (Unaduited)	12
Statement of Changes in Net Assets for the Six-Month Period Ended April 30, 2012 (Unaudited), and for the Period September 30, 2011, (commencement of operations) through October 31, 2011	13
Notes to Financial Statements (Unaudited)	14
Financial Highlights (Unaudited)	26
Directors and Officers (Unaudited)	28
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	30
Quarterly Portfolio Holdings Information (Unaudited)	30
Expense Example (Unaudited)	31
Approval of Investment Sub-Advisory Agreement (Unaudited)	32

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Floating Rate High Income Fund inception 09/30/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 9/30/11 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	Since Inception
Floating Rate High Income A#	6.18%	8.57%
Floating Rate High Income A##		5.31%
Floating Rate High Income C#	5.78%	8.09%
Floating Rate High Income C##		7.09%
Floating Rate High Income I#	6.30%	8.71%
Floating Rate High Income R3#	5.90%	8.26%
Floating Rate High Income R4#	6.06%	8.44%
Floating Rate High Income R5#	6.21%	8.63%
Floating Rate High Income Y#	6.21%	8.63%
Credit Suisse Leveraged Loan Index	4.42%	7.12%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. On or about May 18, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate High Income Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
Michael Bacevich	Francesco Ossino
Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager

As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately 4 weeks ending on or about May 18, 2012, Hartford Investment Management Company will cease serving as a sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Floating Rate High Income Fund returned 6.18%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.42% for the same period. The Fund also outperformed the 4.62% return of the average fund in the Lipper Loan Participation Funds peer group, a group of funds with investment strategies similar to the Fund.

Why did the Fund perform this way?

Within fixed-income markets, corporate bonds, high yield bonds, and bank loan debt rose during the period. High yield securities and investment grade corporate securities, as measured by the Barclays Capital High Yield (2% issuer cap) and Barclays Capital Corporate indices, gained 6.91% and 3.64% respectively. Bank loan bonds, as measured by the Credit Suisse Leveraged Loan Index, rose by 4.42%. Positive investor sentiment across capital markets, coupled with strong technical conditions in the loan market, fueled the rally.  The same positive macro factors, better than expected economic data, and earnings momentum drove risk assets, including loans, higher than lower risk assets such as U.S. Treasuries or corporate bonds.

The Fund benefited from the announcement by a number of credit securities, such as Realogy, First Data, and Nuveen, to amend and extend their existing loans and partially repay loan debt with new bonds. This helped lead to the Fund’s outperformance relative to the benchmark.

On April 23, 2012, Wellington Management Company, LLP (Wellington) became sub-adviser of the Fund replacing Hartford Investment Management Company. The Fund’s portfolio managers (Michael Bachevich and Francesco Ossino) became employees of Wellington and continued their roles as portfolio managers of the Fund.

What is the outlook?

The outlook for Bank Loans remains somewhat mixed. On one hand, the credit fundamentals of the Bank Loan market continue to be positive. As of the end of April, the bank loan default rate by principal amount and by issuer count increased but remains near historical lows (0.56% and 0.93% respectively on a trailing 12-month basis). Supportive of a continued low Bank Loan default rate is the lack of maturities through 2013 (only $40 billion in Bank Loans were scheduled to mature through 2013 as of February 29th, 2012). Technical factors of the Bank Loan market have improved following a challenging start to the year. During the month of April, Bank Loan mutual funds reported an aggregate inflow of $1.16 billion. This inflow follows an aggregate outflow of $254 million during the first quarter and $7.7 billion over the final 22 weeks of 2011 for these same Bank Loan mutual funds. Additionally, with the Federal Reserve now stating it intends to keep interest rates low through 2014, the floating-rate feature of bank loans has lost its near-term appeal. One silver lining to the Bank Loan technical picture is that collateralized loan obligations (CLO) issuance is heating up again, with $5.1 billion issued in April, the most since November 2007, bringing the total issuance to $10.5 billion year-to-date. While not back to pre-crisis levels, JP Morgan estimates that CLO issuance in 2012 ($20 billion) will be comparable to that of 2008 (total issuance of $23 billion).

While we are concerned about negative global economic trends, we believe current bank loan valuations, in the 9th decile (81st percentile) of historical levels, already price in a lot of bad news. We continue to look for situations where the negative technicals are creating the most dislocation. These situations normally include new issues that have to be priced at premium yields in order to clear the market and the more liquid loans that have been pushed lower as retail mutual funds sell what they can to meet redemptions.

We continue to find the near-historical wide spreads an attractive entry point into the Bank Loan market. We remain positive on Bank Loans due to the positive credit fundamentals, a lack of maturities, their limited interest rate sensitivity, and the apparent pricing in of the Federal Reserve’s announcement that short-term rates would be low for a considerable time period. At the end of the period, the Fund had an allocation of approximately 3.6% net cash, and 15.9% High Yield bonds, with the balance in Bank Loans.

3

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Ba / BB	15.0%
B	53.7
Caa / CCC or Lower	12.2
Unrated	15.5
Non Debt Securities and Other Short-Term Instruments	4.2
Other Assets & Liabilities	(0.6)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.9%
Administrative Waste Management and Remediation	5.0
Agriculture, Construction, Mining and Machinery	4.7
Agriculture, Forestry, Fishing and Hunting	0.8
Air Transportation	2.9
Arts, Entertainment and Recreation	15.1
Chemical Manufacturing	3.4
Computer and Electronic Product Manufacturing	0.6
Construction	1.7
Finance and Insurance	8.7
Food Manufacturing	2.3
Health Care and Social Assistance	4.6
Information	12.9
Media	0.2
Mining	0.7
Miscellaneous Manufacturing	1.2
Motor Vehicle and Parts Manufacturing	0.8
Nonmetallic Mineral Product Manufacturing	0.7
Other Services	0.4
Petroleum and Coal Products Manufacturing	2.6
Pipeline Transportation	0.2
Plastics and Rubber Products Manufacturing	0.4
Professional, Scientific and Technical Services	1.5
Real Estate, Rental and Leasing	3.9
Retail Trade	11.5
Soap, Cleaning Compound and Toilet Manufacturing	0.9
Textile Product Mills	1.2
Transit and Ground Passenger Transportation	0.7
Truck Transportation	1.1
Utilities	2.2
Wholesale Trade	1.6
Total	96.4%
Short-Term Investments	4.2
Other Assets and Liabilities	(0.6)
Total	100.0%

4

The Hartford Floating Rate High Income Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 15.9%
	Administrative Waste Management and Remediation - 0.4%
	Energy Solutions, Inc. LLC
$200	10.75%, 08/15/2018	$208

	Agriculture, Forestry, Fishing and Hunting - 0.3%
	Cengage Learning ACQ, Inc.
190	11.50%, 04/15/2020 ■	200

	Arts, Entertainment and Recreation - 1.6%
	Cenveo, Inc.
215	8.88%, 02/01/2018 ‡	198
	Chester Downs and Marina LLC
340	9.25%, 02/01/2020 ■	358
	Downstream Development Authority
118	10.50%, 07/01/2019 ■	123
	FireKeepers Development Authority
200	13.88%, 05/01/2015 ■	221
		900
	Chemical Manufacturing - 1.0%
	Hexion Specialty Chemicals
300	8.88%, 02/01/2018 ‡	314
	Hexion U.S. Finance Corp.
58	6.63%, 04/15/2020 ■	61
	LyondellBasell Industries N.V.
220	5.00%, 04/15/2019 ■	227
		602
	Finance and Insurance - 2.0%
	AmeriGas Finance LLC
250	6.75%, 05/20/2020 ‡	256
	Ford Motor Credit Co.
200	6.63%, 08/15/2017 ‡	230
	Ineos Finance plc
400	8.38%, 02/15/2019 ■	429
	Offshore Group Investments Ltd.
200	11.50%, 08/01/2015 ‡	219
26	11.50%, 08/01/2015 ■	28
		1,162
	Food Manufacturing - 1.1%
	JBS USA LLC
210	8.25%, 02/01/2020 ■	213
150	11.63%, 05/01/2014 ‡	172
	Pinnacle Foods Finance LLC
200	9.25%, 04/01/2015	205
	Post Holdings, Inc.
28	7.38%, 02/15/2022 ■	29
		619
	Health Care and Social Assistance - 0.4%
	Valeant Pharmaceuticals International
200	6.50%, 07/15/2016 ■	207

	Information - 2.5%
	Avaya, Inc.
180	7.00%, 04/01/2019 ■	180
	Frontier Communications Corp.
300	8.25%, 04/15/2017 ‡	323
	Level 3 Financing, Inc.
350	4.51%, 02/15/2015 ‡Δ	338
300	10.00%, 02/01/2018	329
	UPCB Finance VI Ltd.
248	6.88%, 01/15/2022 ■	255
		1,425
	Mining - 0.5%
	FMG Resources Pty Ltd.
250	8.25%, 11/01/2019 ■	271

	Miscellaneous Manufacturing - 0.4%
	Reynolds Group Escrow
250	7.75%, 10/15/2016 ■	264

	Nonmetallic Mineral Product Manufacturing - 0.7%
	Ardagh Packaging Finance
400	7.38%, 10/15/2017 ■‡	433

	Petroleum and Coal Products Manufacturing - 0.6%
	Chesapeake Energy Corp.
200	6.88%, 08/15/2018 ‡	198
	Plains Exploration & Production Co.
145	6.13%, 06/15/2019 ‡	146
		344
	Plastics and Rubber Products Manufacturing - 0.4%
	Sealed Air Corp.
200	8.13%, 09/15/2019 ■	223

	Professional, Scientific and Technical Services - 0.3%
	Affinion Group, Inc.
200	11.50%, 10/15/2015	177

	Real Estate, Rental and Leasing - 0.9%
	Realogy Corp.
215	7.63%, 01/15/2020 ■	223
	United Rental Financing Escrow Corp.
317	5.75%, 07/15/2018 ■	327
		550
	Soap, Cleaning Compound and Toilet Manufacturing - 0.7%
	Yankee Candle Co.
400	10.25%, 02/15/2016 Þ	409

	Truck Transportation - 0.4%
	Swift Services Holdings, Inc.
200	10.00%, 11/15/2018	219

	Utilities - 1.4%
	Calpine Corp.
500	7.25%, 10/15/2017 ■	534
	NRG Energy, Inc.
250	7.63%, 01/15/2018	253
		787
	Wholesale Trade - 0.3%
	Everest Acquisition LLC
72	6.88%, 05/01/2019 ■	76
	Spectrum Brands, Inc.
100	9.50%, 06/15/2018 ‡	113
		189
	Total corporate bonds
	(cost $8,866)	$9,189

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 80.5%
		Accommodation and Food Services - 1.9%
		Caesars Entertainment Operating Co., Inc.
	$1,046	9.50%, 10/31/2016	$1,074

		Administrative Waste Management and Remediation - 4.6%
		Affinion Group, Inc., Tranche B Term Loan
	727	5.00%, 10/09/2016	690
		InVentiv Health, Inc., Term Loan B2
	349	6.75%, 05/15/2018	330
		Nana Development Corp.
	925	6.50%, 07/22/2016	906
		Synagro Technologies, Inc.
	523	2.25%, 03/28/2014	471
		Volume Services America, Inc.
	248	10.50%, 09/16/2016	249
			2,646
		Agriculture, Construction, Mining and Machinery - 4.7%
		Capital Safety Group Ltd.
	430	6.25%, 01/15/2019	434
		Kion Group GMBH, Facility B
	321	3.49%, 12/23/2014	293
		Kion Group GMBH, Facility C
	321	3.99%, 12/23/2015	295
		Nortek, Inc.
	324	5.25%, 04/26/2017	325
		Veyance Technologies, Inc.
	1,063	2.74%, 07/31/2014	1,026
	350	5.99%, 07/31/2015	328
			2,701
		Agriculture, Forestry, Fishing and Hunting - 0.5%
		Milk Specialties Co.
	150	8.50%, 12/23/2017	150
		WM Bolthouse Farms, Inc.
	125	9.50%, 08/11/2016	125
			275
		Air Transportation - 2.9%
		Delta Air Lines, Inc., Term Loan
	348	5.50%, 04/20/2017	348
		Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
	253	4.24%, 11/29/2013	250
		US Airways Group, Inc.
	1,133	2.74%, 03/23/2014	1,080
			1,678
		Arts, Entertainment and Recreation - 13.5%
		24 Hour Fitness Worldwide, Inc.
	855	7.50%, 04/15/2016	863
		Busch Entertainment Corp.
	250	4.00%, 08/17/2017	250
		Cengage Learning, Inc.
	586	5.74%, 07/31/2017 ☼	515
		Cenveo, Inc.
	206	6.25%, 12/21/2016	206
		Cequel Communication LLC
	555	4.00%, 02/09/2019 ◊☼	549
		Clear Channel Communications, Inc.
	592	3.89%, 11/13/2015	477
		Clubcorp Club Operations, Inc.
	496	6.00%, 11/30/2016	499
		Cumulus Media, Inc., Term Loan B
	125	5.75%, 09/17/2018	126
		Golden Nugget, Inc.
	559	3.24%, 06/22/2014 Þ	534
		Kabel Deutschland Holding AG
	1,381	4.25%, 01/20/2019 ☼	1,379
		Pinnacle Entertainment
	381	4.75%, 10/16/2018	381
		Pittsburgh Gaming Holdings L.P.
	995	12.00%, 06/30/2015	1,037
		San Juan Cable LLC
	124	6.00%, 06/09/2017	121
		Univision Communications, Inc.
	920	4.49%, 03/31/2017	859
			7,796
		Chemical Manufacturing - 2.4%
		Hexion Specialty Chemicals
	248	4.07%, 05/05/2015	245
		Ineos Group
EUR	260	8.00%, 12/16/2014	362
		Ineos Holdings Ltd.
	135	5.47%, 04/27/2018 ◊☼	135
		Norit N.V., Inc.
	124	6.75%, 07/10/2017	125
		Univar, Inc.
	298	5.00%, 06/30/2017	299
		Utex Industries, Inc.
	240	7.00%, 12/15/2016	240
			1,406
		Computer and Electronic Product Manufacturing - 0.6%
		Eastman Kodak Co.
	17	8.50%, 07/26/2013	17
		SRA International, Inc.
	313	6.50%, 07/20/2018	313
			330
		Construction - 1.7%
		Brock Holdings, Inc.
	481	6.01%, 03/16/2017	478
	502	10.00%, 03/16/2018	488
			966
		Finance and Insurance - 6.7%
		Asurion Corp.
	136	11.00%, 08/16/2019	139
		Asurion Corp., Second Lien Term Loan
	699	9.00%, 05/24/2019	709
		Asurion Corp., Term Loan
	72	5.50%, 05/24/2018	72
		BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
	74	8.75%, 12/17/2017	73
		BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
	176	8.75%, 12/17/2017	174
		Chrysler Group LLC
	598	6.00%, 05/24/2017	609
		Evertec, Inc.
	299	5.25%, 09/30/2016	299

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 80.5% - (continued)
	Finance and Insurance - 6.7% - (continued)
	Hub International Holdings, Inc., Term Loan B Add-On
$248	7.76%, 06/13/2014	$249
	Nuveen Investments, Inc.
81	7.25%, 05/13/2017	81
1,440	8.25%, 02/23/2019	1,469
		3,874
	Food Manufacturing - 1.2%
	Del Monte Corp.
224	4.50%, 03/08/2018	222
	Roundy's Supermarkets, Inc.
372	5.75%, 02/13/2019	375
	Shearer's Foods, Inc.
124	7.50%, 03/31/2015	112
		709
	Health Care and Social Assistance - 4.2%
	Alere, Inc.
286	4.75%, 06/30/2017	285
	Ardent Health Services LLC, Term Loan
124	6.50%, 09/15/2015	123
	DJO Finance LLC
321	6.25%, 09/15/2017	322
	Harrington Holdings, Inc.
250	6.75%, 10/01/2016	250
	Immucor, Inc.
299	7.25%, 08/17/2018	301
	Medpace, Inc.
249	6.50%, 06/17/2017	241
	Multiplan, Inc.
480	4.75%, 08/26/2017	479
	Pharmaceutical Product Development, Inc.
428	6.25%, 11/18/2018	432
		2,433
	Information - 10.4%
	Ascend Learning LLC
124	7.00%, 12/06/2016	124
	Aspect Software, Inc.
234	6.25%, 05/07/2016	234
	Avaya, Inc., Term B-3 Loan
499	4.99%, 10/26/2017	483
	Blackboard, Inc.
249	7.50%, 10/04/2018	248
	Charter Communications Operating LLC
300	4.00%, 05/15/2019	299
	Eagle Parent, Inc.
423	5.00%, 05/16/2018	423
	Emdeon, Inc.
415	5.00%, 11/02/2018 ☼	418
	First Data Corp.
428	5.24%, 03/24/2017	408
	First Data Corp., Extended 1st Lien Term Loan
1,150	4.24%, 03/23/2018 ☼	1,048
	Intelsat Ltd.
475	3.24%, 02/01/2014	468
	Lawson Software, Inc.
700	6.25%, 04/15/2018	709
	Level 3 Communications Corp.
100	5.75%, 09/01/2018	101
	Property Data U.S., Inc.
544	7.00%, 01/04/2017	508
	SkillSoft Corp.
270	6.50%, 05/26/2017 - 05/31/2017	271
	Telesat Canada
125	4.25%, 03/26/2019	125
	WideOpenWest Finance LLC, Second Lien Term Loan
125	6.49%, 06/29/2015 Þ	124
		5,991
	Media - 0.2%
	PRIMEDIA, Inc.
154	7.50%, 01/13/2018	137

	Mining - 0.2%
	Phoenix Services LLC
119	9.00%, 01/24/2018	120
		120
	Miscellaneous Manufacturing - 0.8%
	DAE Aviation Holdings, Inc.
134	5.47%, 09/27/2014	134
	Sequa Corp.
299	6.25%, 12/03/2014	300
		434
	Motor Vehicle and Parts Manufacturing - 0.8%
	Schaeffler AG
185	6.00%, 01/27/2017	186
	Stackpole Powertrain International USA LLC
249	7.50%, 08/02/2017	249
		435
	Other Services - 0.4%
	Husky Injection Molding Systems
248	6.55%, 06/29/2018	250

	Petroleum and Coal Products Manufacturing - 2.0%
	Dynegy Midwest Generation LLC
498	9.25%, 08/05/2016	508
	Western Refining, Inc.
123	7.50%, 03/15/2017	125
	Willbros Group, Inc.
530	9.50%, 06/30/2014	527
		1,160
	Pipeline Transportation - 0.2%
	El Paso Corp.
117	6.27%, 04/10/2018 ◊☼	118

	Professional, Scientific and Technical Services - 1.2%
	Advantage Sales & Marketing, Inc., Second Lien Term Loan
350	9.25%, 06/18/2018	350
	Advantage Sales & Marketing, Inc., Term Loan B
349	5.25%, 12/18/2017	348
		698
	Real Estate, Rental and Leasing - 3.0%
	Realogy Corp.
125	3.24%, 10/05/2013	118

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 80.5% - (continued)
	Real Estate, Rental and Leasing - 3.0% - (continued)
	Realogy Corp., Extended 1st Lien Term Loan B
$1,599	4.77%, 10/10/2016 ☼		$1,487
	Realogy Corp., Extended Credit Linked Deposit
125	4.49%, 10/10/2016 ☼		117
			1,722
	Retail Trade - 11.5%
	Academy Ltd.
249	6.00%, 08/03/2018		252
	BJ's Wholesale Club, Inc.
486	5.25%, 09/28/2018		489
174	10.00%, 03/31/2019		180
	Burlington Coat Factory Warehouse Corp.
120	6.25%, 02/23/2017		120
	Easton-Bell Sports, Inc.
17	11.50%, 12/31/2015 Þ		17
	Great Atlantic & Pacific Tea Co., Inc.
1,337	11.00%, 02/16/2017		1,365
	Gyboree Corp.
224	5.00%, 02/23/2018		216
	Nebraska Book Co., Inc.
830	8.75%, 06/29/2012		827
	Rite Aid Corp., Tranche 5 Term Loan
1,655	4.50%, 03/03/2018		1,644
	Sports Authority, Inc.
699	7.50%, 11/16/2017		677
	Sprouts Farmers Market LLC
124	6.00%, 04/18/2018		123
	Toys R Us, Inc.
387	5.75%, 05/25/2018		378
	Toys R Us, Inc., Initial Loan
249	6.00%, 09/01/2016		248
	Weight Watchers International, Inc.
59	4.00%, 03/15/2019		59
			6,595
	Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
	Yankee Candle Co.
115	5.25%, 03/14/2019		116

	Textile Product Mills - 1.2%
	Levi Strauss & Co.
675	2.49%, 03/09/2014		659

	Transit and Ground Passenger Transportation - 0.7%
	Emergency Medical Services Corp.
421	5.25%, 05/25/2018		422

	Truck Transportation - 0.7%
	Swift Transportation Co., Inc.
407	5.00%, 12/15/2017		409

	Utilities - 0.8%
	BRSP LLC
197	7.50%, 06/24/2014		197
	Energy Transfer Equity L.P.
283	3.75%, 05/08/2018		280
			477
	Wholesale Trade - 1.3%
	HD Supply, Inc.
500	7.25%, 09/26/2017		501
	Reynolds Consumer Products, Inc.
245	6.50%, 02/09/2018		248
			749
	Total senior floating rate interests
	(cost $45,464)		$46,380

	Total long-term investments
	(cost $54,330)		$55,569

SHORT-TERM INVESTMENTS - 4.2%
Investment Pools and Funds - 4.2%
2,420	JP Morgan U.S. Government Money Market Fund		$2,420

	Total short-term investments
	(cost $2,420)		$2,420

	Total investments
	(cost $56,750) ▲	100.6%	$57,989
	Other assets and liabilities	(0.6)%	(351)
	Total net assets	100.0%	$57,638

The accompanying notes are an integral part of these financial statements.

8

The Hartford Floating Rate High Income Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $4,882, which represents 8.5% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $2,882 at April 30, 2012.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2012.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

Þ	This security may pay interest in additional principal instead of cash.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2012.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
EUR	MSC	Sell	$364	$361	05/18/2012	$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
MSC	Morgan Stanley

Currency Abbreviations:
EUR	EURO

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate High Income Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	9,189	–	9,189	–
Senior Floating Rate Interests	46,380	–	46,380	–
Short-Term Investments	2,420	2,420	–	–
Total	$57,989	$2,420	$55,569	$–
Liabilities:
Foreign Currency Contracts *	3	–	3	–
Total	$3	$–	$3	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Floating Rate High Income Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $56,750)	$57,989
Cash	1,415
Receivables:
Investment securities sold	334
Fund shares sold	639
Dividends and interest	396
Other assets	94
Total assets	60,867
Liabilities:
Unrealized depreciation on foreign currency contracts	3
Payables:
Investment securities purchased	3,200
Fund shares redeemed	1
Investment management fees	7
Dividends	7
Administrative fees	—
Distribution fees	3
Accrued expenses	8
Total liabilities	3,229
Net assets	$57,638
Summary of Net Assets:
Capital stock and paid-in-capital	$56,038
Undistributed net investment income	18
Accumulated net realized gain	346
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,236
Net assets	$57,638

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.47/$10.79
Shares outstanding	2,412
Net assets	$25,253
Class C: Net asset value per share	$10.47
Shares outstanding	997
Net assets	$10,443
Class I: Net asset value per share	$10.47
Shares outstanding	538
Net assets	$5,636
Class R3: Net asset value per share	$10.46
Shares outstanding	207
Net assets	$2,166
Class R4: Net asset value per share	$10.46
Shares outstanding	207
Net assets	$2,169
Class R5: Net asset value per share	$10.46
Shares outstanding	210
Net assets	$2,198
Class Y: Net asset value per share	$10.46
Shares outstanding	934
Net assets	$9,773

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate High Income Fund

Statement of Operations

For the Six Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$—
Interest	1,432
Total investment income	1,432

Expenses:
Investment management fees	133
Administrative services fees	5
Transfer agent fees	6
Distribution fees
Class A	16
Class C	28
Class R3	5
Class R4	3
Custodian fees	2
Accounting services fees	4
Registration and filing fees	52
Board of Directors' fees	—
Audit fees	5
Other expenses	7
Total expenses (before waivers)	266
Expense waivers	(67)
Total waivers	(67)
Total expenses, net	199
Net Investment Income	1,233
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	361
Net realized loss on foreign currency contracts	(34)
Net realized gain on other foreign currency transactions	1
Net Realized Gain on Investments and Foreign Currency Transactions	328
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	730
Net unrealized appreciation of foreign currency contracts	15
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	17
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	762
Net Gain on Investments and Foreign Currency Transactions	1,090
Net Increase in Net Assets Resulting from Operations	$2,323

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate High Income Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Period September 30, 2011* through October 31, 2011
Operations:
Net investment income	$1,233	$94
Net realized gain on investments and foreign currency transactions	328	21
Net unrealized appreciation of investments and foreign currency transactions	762	474
Net Increase In Net Assets Resulting From Operations	2,323	589
Distributions to Shareholders:
From net investment income
Class A	(413)	(16)
Class C	(160)	(4)
Class I	(130)	(6)
Class R3	(67)	(4)
Class R4	(71)	(5)
Class R5	(74)	(6)
Class Y	(331)	(25)
Total distributions	(1,246)	(66)
Capital Share Transactions:
Class A	18,019	6,722
Class C	7,172	3,053
Class I	2,907	2,563
Class R3	67	2,004
Class R4	71	2,005
Class R5	98	2,006
Class Y	332	9,019
Net increase from capital share transactions	28,666	27,372
Net Increase In Net Assets	29,743	27,895
Net Assets:
Beginning of period	27,895	—
End of period	$57,638	$27,895
Undistributed (distribution in excess of) net investment income (loss)	$18	$31

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate High Income Fund

Notes to the Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.   Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Floating Rate High Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.   Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

14

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

15

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

16

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid

17

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

4.   Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies

18

relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(34)	$—	$—	$—	$—	$(34)
Total	$—	$(34)	$—	$—	$—	$—	$(34)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$15	$—	$—	$—	$—	$15
Total	$—	$15	$—	$—	$—	$—	$15

5.   Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and

19

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6. Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended October 31, 2011 *
Ordinary Income	$66

*  The Fund commenced operations on September 30, 2011

20

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$31
Unrealized Appreciation *	492
Total Accumulated Earnings	$523

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$3
Accumulated Net Realized Gain (Loss)	(3)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.   Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective April 23, 2012, HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement

21

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. For a brief transition period beginning April 23, 2012, Wellington Management and Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s prior sub-adviser, will each serve as a sub-adviser for the Fund. After such transition period, Hartford Investment Management will no longer serve as a sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $2.0 billion	0.6500%
On next $2.5 billion	0.6400%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through April 22, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $4.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.75%

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $61 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

22

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	622	26%
Class C	206	21
Class I	208	39
Class R3	207	100
Class R4	207	100
Class R5	208	99
Class Y	934	100

23

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued) April 30, 2012 (Unaudited) (000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$39,711
Sales Proceeds Excluding U.S. Government Obligations	13,471

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and for the period September 30, 2011, (commencement of operations) through October 31.2011:

	For the Six-Month Period Ended April 30, 2012					For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,769	39	(68)	—	1,740	671	1	—	—	672
Amount	$18,322	$400	$(703)	$—	$18,019	$6,706	$16	$—	$—	$6,722
Class C
Shares	703	15	(25)	—	693	304	—	—	—	304
Amount	$7,272	$154	$(254)	$—	$7,172	$3,049	$4	$—	$—	$3,053
Class I
Shares	282	13	(13)	—	282	255	1	—	—	256
Amount	$2,911	$129	$(133)	$—	$2,907	$2,557	$6	$—	$—	$2,563
Class R3
Shares	—	7	—	—	7	200	—	—	—	200
Amount	$—	$67	$—	$—	$67	$2,000	$4	$—	$—	$2,004
Class R4
Shares	—	7	—	—	7	200	—	—	—	200
Amount	$—	$71	$—	$—	$71	$2,000	$5	$—	$—	$2,005
Class R5
Shares	2	7	—	—	9	200	1	—	—	201
Amount	$24	$74	$—	$—	$98	$2,000	$6	$—	$—	$2,006
Class Y
Shares	—	32	—	—	32	899	3	—	—	902
Amount	$1	$331	$—	$—	$332	$8,994	$25	$—	$—	$9,019
Total
Shares	2,756	120	(106)	—	2,770	2,729	6	—	—	2,735
Amount	$28,530	$1,226	$(1,090)	$—	$28,666	$27,306	$66	$—	$—	$27,372

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

24

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

The Hartford Floating Rate High Income Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$10.20	$0.34	$–	$0.28	$0.62	$(0.35)	$–	$–	$(0.35)	$0.27	$10.47
C	10.20	0.30	–	0.28	0.58	(0.31)	–	–	(0.31)	0.27	10.47
I	10.20	0.35	–	0.28	0.63	(0.36)	–	–	(0.36)	0.27	10.47
R3	10.20	0.32	–	0.27	0.59	(0.33)	–	–	(0.33)	0.26	10.46
R4	10.20	0.34	–	0.27	0.61	(0.35)	–	–	(0.35)	0.26	10.46
R5	10.20	0.35	–	0.27	0.62	(0.36)	–	–	(0.36)	0.26	10.46
Y	10.20	0.35	–	0.27	0.62	(0.36)	–	–	(0.36)	0.26	10.46

From September 30, 2011 (commencement of operations), through October 31, 2011 (F)
A(G)	10.00	0.03	–	0.20	0.23	(0.03)	–	–	(0.03)	0.20	10.20
C(G)	10.00	0.03	–	0.19	0.22	(0.02)	–	–	(0.02)	0.20	10.20
I(G)	10.00	0.04	–	0.19	0.23	(0.03)	–	–	(0.03)	0.20	10.20
R3(G)	10.00	0.03	–	0.19	0.22	(0.02)	–	–	(0.02)	0.20	10.20
R4(G)	10.00	0.03	–	0.20	0.23	(0.03)	–	–	(0.03)	0.20	10.20
R5(G)	10.00	0.04	–	0.19	0.23	(0.03)	–	–	(0.03)	0.20	10.20
Y(G)	10.00	0.04	–	0.19	0.23	(0.03)	–	–	(0.03)	0.20	10.20

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Per share amounts have been calculated using average shares outstanding method.
(G)	Commenced operations on September 30, 2011.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

6.18	%(D)	$25,253	1.37	%(E)	1.05	%(E)	1.05	%(E)	6.45	%(E)	36%
5.78	(D)	10,443	2.14	(E)	1.80	(E)	1.80	(E)	5.74	(E)	–
6.30	(D)	5,636	1.16	(E)	0.80	(E)	0.80	(E)	6.77	(E)	–
5.90	(D)	2,166	1.78	(E)	1.35	(E)	1.35	(E)	6.28	(E)	–
6.06	(D)	2,169	1.47	(E)	1.05	(E)	1.05	(E)	6.58	(E)	–
6.21	(D)	2,198	1.17	(E)	0.75	(E)	0.75	(E)	6.88	(E)	–
6.21	(D)	9,773	1.08	(E)	0.75	(E)	0.75	(E)	6.88	(E)	–

2.25	(D)	6,855	1.29	(E)	1.00	(E)	1.00	(E)	4.72	(E)	0
2.19	(D)	3,101	2.07	(E)	1.78	(E)	1.78	(E)	4.21	(E)	–
2.28	(D)	2,611	1.05	(E)	0.76	(E)	0.76	(E)	5.10	(E)	–
2.22	(D)	2,044	1.74	(E)	1.35	(E)	1.35	(E)	4.25	(E)	–
2.25	(D)	2,044	1.44	(E)	1.05	(E)	1.05	(E)	4.55	(E)	–
2.28	(D)	2,045	1.14	(E)	0.75	(E)	0.75	(E)	4.85	(E)	–
2.27	(D)	9,195	1.04	(E)	0.75	(E)	0.75	(E)	4.85	(E)	–

27

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

28

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

29

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Floating Rate High Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,061.80	$5.38	$1,000.00	$1,019.64	$5.38	1.05%	182	366
Class C	$1,000.00	$1,057.80	$9.21	$1,000.00	$1,015.91	$9.02	1.80	182	366
Class I	$1,000.00	$1,063.00	$4.11	$1,000.00	$1,020.88	$4.02	0.80	182	366
Class R3	$1,000.00	$1,059.00	$6.91	$1,000.00	$1,018.15	$6.77	1.35	182	366
Class R4	$1,000.00	$1,060.60	$5.38	$1,000.00	$1,019.64	$5.27	1.05	182	366
Class R5	$1,000.00	$1,062.10	$3.85	$1,000.00	$1,021.13	$3.77	0.75	182	366
Class Y	$1,000.00	$1,062.10	$3.85	$1,000.00	$1,021.13	$3.77	0.75	182	366

31

The Hartford Floating Rate High Income Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors present, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Floating Rate High Income Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on April 23, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with a member of the current portfolio management team, who would become an employee of Wellington Management and would continue in his current role as portfolio manager for the Fund after the sub-adviser change, regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered that the Fund’s current portfolio managers would become employees of Wellington Management and would continue in their current roles as portfolio managers for the Fund after the sub-adviser change. The Board also considered Wellington Management’s investment philosophy and process, the fact that the portfolio managers’ overall investment philosophy and process was expected to remain substantially the same once they become employees of Wellington Management, while drawing

32

upon Wellington Management’s investment research capabilities and resources, trade execution capabilities and experience, which would become available to support the current portfolio managers once they become employees of Wellington Management.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

Given that the current portfolio managers would continue in their current roles after the sub-adviser change, the Board considered the performance of the Fund since its inception on September 30, 2011 through February 29, 2012. HIFSCO and Wellington Management also provided additional information about the broad range of the investment experience of the current portfolio managers as well as the investment professionals that would support the current portfolio managers and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add an additional breakpoint to the Fund’s contractual management fee schedule with HIFSCO that would result in a management fee reduction at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

33

The Hartford Floating Rate High Income Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add an additional breakpoint to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-FRHI12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Fundamental Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Fundamental Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Fundamental Growth Fund inception 05/24/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Fundamental Growth A#	11.40%	0.21%	2.50%	4.39%
Fundamental Growth A##		-5.30%	1.35%	3.80%
Fundamental Growth B#	11.08%	-0.59%	1.77%	NA *
Fundamental Growth B##		-5.37%	1.42%	NA *
Fundamental Growth C#	11.09%	-0.50%	1.75%	3.63%
Fundamental Growth C##		-1.46%	1.75%	3.63%
Fundamental Growth I#	11.69%	0.59%	2.65%	4.47%
Fundamental Growth R3#	11.40%	0.04%	2.75%	4.74%
Fundamental Growth R4#	11.53%	0.28%	2.86%	4.80%
Fundamental Growth R5#	11.63%	0.58%	2.97%	4.86%
Fundamental Growth Y#	11.77%	0.71%	3.01%	4.88%
Russell 1000 Growth Index	14.13%	7.26%	4.11%	5.16%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Includes the Fund's performance when it invested primarily, prior to 3/30/07, in equity securities, typically 20-40 large capitalization companies.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Fundamental Growth Fund
Manager Discussion (Unaudited)
April 30, 2012

Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Fundamental Growth Fund returned 11.40%, before sales charge, for the six-month period ended April 30, 2012, underperforming its benchmark, the Russell 1000 Growth Index, which returned 14.13% for the same period. The Fund also underperformed the 12.80% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period; generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. For most of the period, investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetite for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

In this environment, Growth stocks (+14.1%) outperformed Value stocks (+11.6%), as measured by the Russell 1000 Growth and Russell 1000 Value indexes, respectively. Within the Russell 1000 Growth Index, all ten broad economic sectors posted positive returns. Consumer Discretionary (+17%), Information Technology (+17%), and Health Care (+16%) had the strongest returns while Materials (+10%), Energy (+5%), and Utilities (+4%) lagged on a relative basis.

The Fund underperformed the benchmark during the period primarily due to weak security selection. Stock selection was weakest within the Materials, Health Care, and Financials sectors, which more than offset positive selection within Consumer Staples. Sector allocation, which is a result of bottom-up stock selection (i.e. stock by stock fundamental research), added modestly to relative results, in part due to an overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology and an underweight allocation to Materials.

Top detractors from relative performance (i.e. performance of the Fund as measured against the benchmark) included Barrick Gold (Materials), Joy Global (Industrials), and Aflac (Financials). Shares of Canada-based gold exploration and mining company Barrick Gold declined based on worse-than-expected earnings results and cost guidance. Shares of U.S.-based coal and ore mining equipment manufacturer Joy Global moved sharply lower after U.S. natural gas prices and weaker U.S. coal demand became a headwind. Shares of U.S.-based life and health insurance provider Aflac underperformed as the company reported lower-than-expected fourth-quarter results due to higher Information Technology and Advertising spending. In addition, concerns about margins on the company's Japanese products weighed on shares. Oracle Corporation (Information Technology) was also among the top detractors from absolute performance (i.e. total return).

Top contributors to relative performance included Priceline.com (Consumer Discretionary), Wesco International (Industrials), and Visa (Information Technology). Shares of Priceline.com, a leading online travel booking and services company, rose after the company announced better-than-expected earnings results and guidance; strong international booking growth as well as net revenue growth drove improving margins. Shares of Wesco International, an industrial distributor, rose after the company announced solid fourth-quarter results. Shares of payment technology company Visa climbed based on strong reported card use both in the U.S. and internationally. Apple (Information Technology) was among the top contributors to absolute performance.

What is the outlook?

We expect to see moderation of the high volatility that characterized the markets in late 2011. We believe that barring a catastrophic liquidity event in Europe, we have started to return to an environment where fundamentals once again matter. We continue to remain true to our process, focusing on what we believe are high quality companies with attractive valuations, solid fundamentals, and strong balance sheets. From a sector perspective, our greater-than-benchmark weight in Information Technology favors Technology Hardware. Our holdings are exposed to several strong product cycles and

3

The Hartford Fundamental Growth Fund
Manager Discussion (Unaudited) – (continued)
April 30, 2012

emerging product categories. We are underweight to more defensively oriented sectors, such as Consumer Staples, where we see fewer attractive earnings growth opportunities relative to current valuations.

The Fund seeks to add value through bottom-up security selection, with a goal of creating a diversified portfolio of high-quality growth companies with attractive valuations. At the end of the period, the Fund was most overweight to Information Technology, Financials, and Consumer Discretionary and most underweight to Consumer Staples, Materials, and Telecommunication Services relative to the Russell 1000 Growth Index.

Diversification by Industry
as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Capital Goods (Industrials)	10.8%
Commercial & Professional Services (Industrials)	1.4
Consumer Durables & Apparel (Consumer Discretionary)	1.2
Consumer Services (Consumer Discretionary)	5.6
Diversified Financials (Financials)	3.5
Energy (Energy)	10.4
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	3.7
Health Care Equipment & Services (Health Care)	5.1
Insurance (Financials)	4.9
Materials (Materials)	1.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.8
Retailing (Consumer Discretionary)	9.7
Software & Services (Information Technology)	18.5
Technology Hardware & Equipment (Information Technology)	15.7
Transportation (Industrials)	1.1
Short-Term Investments	0.2
Other Assets and Liabilities	0.6
Total	100.0%

4

The Hartford Fundamental Growth Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2%
	Capital Goods - 10.8%
15	Boeing Co.	$1,167
18	Caterpillar, Inc.	1,798
13	Cummins, Inc.	1,483
34	Deere & Co.	2,776
12	Flowserve Corp.	1,425
39	Joy Global, Inc.	2,788
48	WESCO International, Inc. ●	3,187
		14,624
	Commercial & Professional Services - 1.4%
46	Manpower, Inc.	1,938

	Consumer Durables & Apparel - 1.2%
18	Deckers Outdoor Corp. ●	898
13	Tempur-Pedic International, Inc. ●	747
		1,645
	Consumer Services - 5.6%
53	ITT Educational Services, Inc. ●	3,486
31	Las Vegas Sands Corp.	1,709
7	McDonald's Corp.	682
30	Starbucks Corp.	1,721
		7,598
	Diversified Financials - 3.5%
31	Ameriprise Financial, Inc.	1,681
95	Waddell and Reed Financial, Inc. Class A w/ Rights	3,041
		4,722
	Energy - 10.4%
34	Atwood Oceanics, Inc. ●	1,507
33	Cameron International Corp. ●	1,676
37	Cobalt International Energy ●	987
29	Exxon Mobil Corp.	2,530
21	Halliburton Co.	702
19	National Oilwell Varco, Inc.	1,439
53	Newfield Exploration Co. ●	1,885
61	Whiting Petroleum Corp. ●	3,489
		14,215
	Food & Staples Retailing - 0.9%
34	Walgreen Co.	1,185

	Food, Beverage & Tobacco - 3.7%
13	Green Mountain Coffee Roasters, Inc. ●	653
19	PepsiCo, Inc.	1,241
35	Philip Morris International, Inc.	3,124
		5,018
	Health Care Equipment & Services - 5.1%
52	CIGNA Corp.	2,423
5	Express Scripts Holding Co. ●	262
48	St. Jude Medical, Inc.	1,851
43	UnitedHealth Group, Inc.	2,414
		6,950
	Insurance - 4.9%
89	Aflac, Inc.	4,026
185	Assured Guaranty Ltd.	2,617
		6,643
	Materials - 1.9%
64	Barrick Gold Corp.	2,588

	Pharmaceuticals, Biotechnology & Life Sciences - 4.8%
42	Celgene Corp. ●	3,092
74	Teva Pharmaceutical Industries Ltd. ADR	3,389
		6,481
	Retailing - 9.7%
29	Advance Automotive Parts, Inc.	2,653
5	Amazon.com, Inc. ●	1,183
46	Buckle (The), Inc.	2,124
29	Dollar General Corp. ●	1,357
54	Lowe's Co., Inc.	1,712
4	Priceline.com, Inc. ●	2,739
22	Ross Stores, Inc.	1,380
		13,148
	Software & Services - 18.5%
20	Accenture plc	1,273
11	Baidu, Inc. ADR ●	1,433
69	eBay, Inc. ●	2,828
21	Global Payments, Inc.	966
5	Google, Inc. ●	3,117
20	IBM Corp.	4,162
42	iGate Corp. ●	815
121	Microsoft Corp.	3,878
57	Oracle Corp.	1,667
28	Visa, Inc.	3,407
89	Western Union Co.	1,630
		25,176
	Technology Hardware & Equipment - 15.7%
17	Apple, Inc. ●	10,107
60	Arrow Electronics, Inc. ●	2,536
108	Cisco Systems, Inc.	2,178
128	EMC Corp. ●	3,614
58	Finisar Corp. ●	950
32	Qualcomm, Inc.	2,011
		21,396
	Transportation - 1.1%
19	United Parcel Service, Inc. Class B	1,508

	Total common stocks
	(cost $117,540)	$134,835

	Total long-term investments
	(cost $117,540)	$134,835

SHORT-TERM INVESTMENTS - 0.2%
Repurchase Agreements - 0.2%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $83,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $84)
$83	0.20%, 04/30/2012	$83
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $111, collateralized by FHLMC 4.00% - 4.50%, 2039 - 2041, FNMA 3.00% - 5.00%, 2027 - 2040, value of $113)
111	0.20%, 04/30/2012	111

The accompanying notes are an integral part of these financial statements.

5

The Hartford Fundamental Growth Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.2% - (continued)
Repurchase Agreements - 0.2% - (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $44, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $45)
$44	0.21%, 04/30/2012		$44
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $36, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $37)
36	0.19%, 04/30/2012		36
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $-, collateralized by U.S. Treasury Note 0.75%, 2013, value of $-)
—	0.17%, 04/30/2012		—
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $59, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $61)
59	0.21%, 04/30/2012		59
			333
	Total short-term investments
	(cost $333)		$333

	Total investments
	(cost $117,873) ▲	99.4%	$135,168
	Other assets and liabilities	0.6%	771
	Total net assets	100.0%	$135,939

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $121,193 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,271
Unrealized Depreciation	(5,296)
Net Unrealized Appreciation	$13,975

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

6

The Hartford Fundamental Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$134,835	$134,835	$–	$–
Short-Term Investments	333	–	333	–
Total	$135,168	$134,835	$333	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Fundamental Growth Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $117,873)	$135,168
Cash	3
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	1,560
Fund shares sold	67
Dividends and interest	65
Other assets	72
Total assets	136,935
Liabilities:
Payables:
Investment securities purchased	884
Fund shares redeemed	72
Investment management fees	17
Administrative fees	—
Distribution fees	3
Accrued expenses	20
Total liabilities	996
Net assets	$135,939
Summary of Net Assets:
Capital stock and paid-in-capital	$121,350
Undistributed net investment income	42
Accumulated net realized loss	(2,748)
Unrealized appreciation of investments	17,295
Net assets	$135,939

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.63/$12.31
Shares outstanding	2,754
Net assets	$32,030
Class B: Net asset value per share	$10.73
Shares outstanding	125
Net assets	$1,344
Class C: Net asset value per share	$10.72
Shares outstanding	746
Net assets	$7,997
Class I: Net asset value per share	$11.68
Shares outstanding	51
Net assets	$599
Class R3: Net asset value per share	$12.02
Shares outstanding	28
Net assets	$336
Class R4: Net asset value per share	$12.09
Shares outstanding	10
Net assets	$124
Class R5: Net asset value per share	$12.11
Shares outstanding	10
Net assets	$125
Class Y: Net asset value per share	$12.13
Shares outstanding	7,701
Net assets	$93,384

The accompanying notes are an integral part of these financial statements.

8

The Hartford Fundamental Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$678
Interest	2
Less: Foreign tax withheld	(6)
Total investment income	674

Expenses:
Investment management fees	437
Administrative services fees	—
Transfer agent fees	50
Distribution fees
Class A	37
Class B	7
Class C	39
Class R3	1
Class R4	—
Custodian fees	3
Accounting services fees	6
Registration and filing fees	48
Board of Directors' fees	2
Audit fees	5
Other expenses	14
Total expenses (before waivers and fees paid indirectly)	649
Expense waivers	(28)
Transfer agent fee waivers	(1)
Commission recapture	—
Total waivers and fees paid indirectly	(29)
Total expenses, net	620
Net Investment Income	54
Net Realized Gain on Investments:
Net realized gain on investments in securities	572
Net Realized Gain on Investments	572
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	12,516
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	12,516
Net Gain on Investments and Foreign Currency Transactions	13,088
Net Increase in Net Assets Resulting from Operations	$13,142

The accompanying notes are an integral part of these financial statements.

9

The Hartford Fundamental Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$54	$294
Net realized gain on investments	572	10,634
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	12,516	(11,630)
Net Increase (Decrease) In Net Assets Resulting From Operations	13,142	(702)
Distributions to Shareholders:
From net investment income
Class A	(3)	—
Class B	—	—
Class C	(1)	—
Class I	(2)	—
Class R3	—	—
Class R4	—	—
Class R5	(1)	—
Class Y	(298)	—
Total from net investment income	(305)	—
From net realized gain on investments
Class A	(971)	—
Class B	(56)	—
Class C	(265)	—
Class I	(18)	—
Class R3	(5)	—
Class R4	(4)	—
Class R5	(4)	—
Class Y	(2,101)	—
Total from net realized gain on investments	(3,424)	—
Total distributions	(3,729)	—
Capital Share Transactions:
Class A	653	(8,486)
Class B	(337)	(764)
Class C	4	(1,619)
Class I	7	457
Class R3	174	39
Class R4	4	—
Class R5	4	—
Class Y	20,725	(35,922)
Net increase (decrease) from capital share transactions	21,234	(46,295)
Net Increase (Decrease) In Net Assets	30,647	(46,997)
Net Assets:
Beginning of period	105,292	152,289
End of period	$135,939	$105,292
Undistributed (distribution in excess of) net investment income (loss)	$42	$293

The accompanying notes are an integral part of these financial statements.

10

The Hartford Fundamental Growth Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Fundamental Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

11

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of

12

these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

13

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related

14

to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$—	$43

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$293
Undistributed Long-Term Capital Gain	3,424
Unrealized Appreciation *	1,459
Total Accumulated Earnings	$5,176

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net

15

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(1)
Accumulated Net Realized Gain (Loss)	(7)
Capital Stock and Paid-in-Capital	8

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

During the year ended October 31, 2011, the Fund utilized $8,336 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $4.5 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

16

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.30%
Class B	2.05
Class C	2.05
Class I	1.00
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.85

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $51 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B

17

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.28%	26.24%
Class B	0.29	25.34
Class C	0.29	25.32
Class Y	0.28	26.83

18

7.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	10	36%
Class R4	10	100
Class R5	10	100

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$71,214
Sales Proceeds Excluding U.S. Government Obligations	52,560

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	350	96	(380)	—	66	655	—	(1,399)	—	(744)
Amount	$3,860	$938	$(4,145)	$—	$653	$7,358	$—	$(15,844)	$—	$(8,486)
Class B
Shares	13	6	(51)	—	(32)	15	—	(88)	—	(73)
Amount	$127	$54	$(518)	$—	$(337)	$155	$—	$(919)	$—	$(764)
Class C
Shares	86	27	(105)	—	8	116	—	(270)	—	(154)
Amount	$855	$243	$(1,094)	$—	$4	$1,203	$—	$(2,822)	$—	$(1,619)
Class I
Shares	8	—	(7)	—	1	60	—	(24)	—	36
Amount	$81	$5	$(79)	$—	$7	$698	$—	$(241)	$—	$457
Class R3
Shares	15	—	(1)	—	14	4	—	—	—	4
Amount	$184	$5	$(15)	$—	$174	$39	$—	$—	$—	$39
Class R4
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$4	$—	$—	$4	$—	$—	$—	$—	$—
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$4	$—	$—	$4	$—	$—	$—	$—	$—
Class Y
Shares	2,245	234	(649)	—	1,830	1,768	—	(5,275)	—	(3,507)
Amount	$25,844	$2,400	$(7,519)	$—	$20,725	$20,175	$—	$(56,097)	$—	$(35,922)
Total
Shares	2,717	363	(1,193)	—	1,887	2,618	—	(7,056)	—	(4,438)
Amount	$30,951	$3,653	$(13,370)	$—	$21,234	$29,628	$—	$(75,923)	$—	$(46,295)

19

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	18	$205
For the Year Ended October 31, 2011	26	$292

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

20

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21

The Hartford Fundamental Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$10.83	$(0.01)	$–	$1.17	$1.16	$–	$(0.36)	$–	$(0.36)	$0.80	$11.63
B	10.05	(0.04)	–	1.08	1.04	–	(0.36)	–	(0.36)	0.68	10.73
C	10.04	(0.04)	–	1.08	1.04	–	(0.36)	–	(0.36)	0.68	10.72
I	10.88	0.01	–	1.19	1.20	(0.04)	(0.36)	–	(0.40)	0.80	11.68
R3	11.18	(0.02)	–	1.22	1.20	–	(0.36)	–	(0.36)	0.84	12.02
R4	11.23	–	–	1.22	1.22	–	(0.36)	–	(0.36)	0.86	12.09
R5	11.28	0.02	–	1.22	1.24	(0.05)	(0.36)	–	(0.41)	0.83	12.11
Y	11.29	0.02	–	1.23	1.25	(0.05)	(0.36)	–	(0.41)	0.84	12.13

For the Year Ended October 31, 2011
A	10.68	(0.01)	–	0.16	0.15	–	–	–	–	0.15	10.83
B	9.99	(0.10)	–	0.16	0.06	–	–	–	–	0.06	10.05
C	9.98	(0.09)	–	0.15	0.06	–	–	–	–	0.06	10.04
I	10.70	0.02	–	0.16	0.18	–	–	–	–	0.18	10.88
R3	11.05	(0.02)	–	0.15	0.13	–	–	–	–	0.13	11.18
R4	11.07	–	–	0.16	0.16	–	–	–	–	0.16	11.23
R5	11.08	0.04	–	0.16	0.20	–	–	–	–	0.20	11.28
Y	11.09	0.07	–	0.13	0.20	–	–	–	–	0.20	11.29

For the Year Ended October 31, 2010 (E)
A	9.08	(0.02)	–	1.62	1.60	–	–	–	–	1.60	10.68
B	8.56	(0.09)	–	1.52	1.43	–	–	–	–	1.43	9.99
C	8.55	(0.09)	–	1.52	1.43	–	–	–	–	1.43	9.98
I(H)	9.72	–	–	0.98	0.98	–	–	–	–	0.98	10.70
R3(H)	10.07	(0.03)	–	1.01	0.98	–	–	–	–	0.98	11.05
R4(H)	10.07	(0.01)	–	1.01	1.00	–	–	–	–	1.00	11.07
R5(H)	10.07	–	–	1.01	1.01	–	–	–	–	1.01	11.08
Y	9.41	0.03	–	1.68	1.71	(0.03)	–	–	(0.03)	1.68	11.09

For the Year Ended October 31, 2009
A	7.57	0.01	–	1.50	1.51	–	–	–	–	1.51	9.08
B	7.18	(0.03)	–	1.41	1.38	–	–	–	–	1.38	8.56
C	7.18	(0.05)	–	1.42	1.37	–	–	–	–	1.37	8.55
Y	7.82	0.05	–	1.54	1.59	–	–	–	–	1.59	9.41

For the Year Ended October 31, 2008
A	13.95	(0.01)	–	(4.85)	(4.86)	–	(1.52)	–	(1.52)	(6.38)	7.57
B	13.40	(0.09)	–	(4.61)	(4.70)	–	(1.52)	–	(1.52)	(6.22)	7.18
C	13.41	(0.09)	–	(4.62)	(4.71)	–	(1.52)	–	(1.52)	(6.23)	7.18
Y	14.27	–	–	(4.93)	(4.93)	–	(1.52)	–	(1.52)	(6.45)	7.82

For the Year Ended October 31, 2007
A	11.02	(0.04)	0.04	2.93	2.93	–	–	–	–	2.93	13.95
B	10.66	(0.14)	0.04	2.84	2.74	–	–	–	–	2.74	13.40
C	10.67	(0.13)	0.04	2.83	2.74	–	–	–	–	2.74	13.41
Y	11.22	0.02	0.04	2.99	3.05	–	–	–	–	3.05	14.27

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

22

-Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

11.40	%(F)	$32,030	1.38	%(G)	1.30	%(G)	1.30	%(G)	(0.13	)%(G)	45%
11.08	(F)	1,344	2.34	(G)	2.05	(G)	2.05	(G)	(0.86	)(G)	–
11.09	(F)	7,997	2.09	(G)	2.05	(G)	2.05	(G)	(0.88	)(G)	–
11.69	(F)	599	1.03	(G)	1.00	(G)	1.00	(G)	0.17	(G)	–
11.40	(F)	336	1.62	(G)	1.50	(G)	1.50	(G)	(0.42	)(G)	–
11.53	(F)	124	1.34	(G)	1.20	(G)	1.20	(G)	(0.03	)(G)	–
11.63	(F)	125	1.00	(G)	0.90	(G)	0.90	(G)	0.27	(G)	–
11.77	(F)	93,384	0.88	(G)	0.85	(G)	0.85	(G)	0.30	(G)	–

1.40		29,093	1.35		1.30		1.30		(0.06)		95
0.60		1,578	2.29		2.05		2.05		(0.80)		–
0.60		7,408	2.07		2.05		2.05		(0.80)		–
1.68		546	1.02		1.00		1.00		0.22		–
1.18		151	1.62		1.50		1.50		(0.26)		–
1.45		111	1.31		1.20		1.20		0.04		–
1.81		112	0.98		0.90		0.90		0.34		–
1.80		66,293	0.87		0.85		0.85		0.39		–

17.62		36,651	1.45		1.40		1.40		(0.18)		91
16.71		2,300	2.39		2.16		2.16		(0.91)		–
16.73		8,902	2.16		2.15		2.15		(0.93)		–
10.08	(F)	153	0.89	(G)	0.89	(G)	0.89	(G)	0.08	(G)	–
9.73	(F)	110	1.59	(G)	1.53	(G)	1.53	(G)	(0.53	)(G)	–
9.93	(F)	110	1.29	(G)	1.23	(G)	1.23	(G)	(0.23	)(G)	–
10.03	(F)	110	0.98	(G)	0.93	(G)	0.93	(G)	0.07	(G)	–
18.17		103,953	0.91		0.91		0.91		0.28		–

19.95		27,915	1.63		1.40		1.40		0.15		113
19.22		3,943	2.58		1.95		1.95		(0.33)		–
19.08		8,103	2.36		2.17		2.17		(0.61)		–
20.34		14,000	1.04		1.04		1.04		0.56		–

(38.66)		23,989	1.48		1.45		1.45		(0.06)		110
(39.11)		6,254	2.30		2.19		2.19		(0.80)		–
(39.16)		8,276	2.21		2.20		2.20		(0.81)		–
(38.24)		10,872	0.96		0.96		0.96		0.36		–

26.59	(I)	39,831	1.50		1.47		1.47		(0.30)		159
25.70	(I)	12,307	2.30		2.22		2.22		(1.04)		–
25.68	(I)	13,703	2.22		2.20		2.20		(1.04)		–
27.18	(I)	390	1.02		1.02		1.02		0.17		–

23

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

24

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford Fundamental Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,114.00	$6.83	$1,000.00	$1,018.40	$6.52	1.30%	182	366
Class B	$1,000.00	$1,110.80	$10.75	$1,000.00	$1,014.68	$10.26	2.05	182	366
Class C	$1,000.00	$1,110.90	$10.75	$1,000.00	$1,014.67	$10.26	2.05	182	366
Class I	$1,000.00	$1,116.90	$5.25	$1,000.00	$1,019.91	$5.01	1.00	182	366
Class R3	$1,000.00	$1,114.00	$7.88	$1,000.00	$1,017.41	$7.52	1.50	182	366
Class R4	$1,000.00	$1,115.30	$6.31	$1,000.00	$1,018.90	$6.02	1.20	182	366
Class R5	$1,000.00	$1,116.30	$4.74	$1,000.00	$1,020.39	$4.52	0.90	182	366
Class Y	$1,000.00	$1,117.70	$4.48	$1,000.00	$1,020.64	$4.27	0.85	182	366

27

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-FG12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Global All-Asset Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Global All-Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global All-Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total return.

Performance Overview 5/28/10 – 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Global All-Asset A#	4.70%	-5.92%	6.31%
Global All-Asset A##		-11.10%	3.23%
Global All-Asset C#	4.37%	-6.55%	5.54%
Global All-Asset C##		-7.48%	5.54%
Global All-Asset I#	4.92%	-5.62%	6.60%
Global All-Asset R3#	4.67%	-6.13%	6.04%
Global All-Asset R4#	4.79%	-5.91%	6.33%
Global All-Asset R5#	4.85%	-5.67%	6.61%
Global All-Asset Y#	4.91%	-5.61%	6.66%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.24%
MSCI All Country World Index	7.36%	-5.21%	12.17%
MSCI World Index	7.87%	-4.07%	12.71%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Fund changed its benchmark from the MSCI World Index to the MSCI All Country World Index because the Fund’s investment manager believes that the MSCI All Country World Index better reflects the investment universe available to the Fund’s portfolio managers.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global All-Asset Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Scott M. Elliot	Stephen A. Gorman, CFA	Brian M. Garvey
Senior Vice President and Asset Allocaiton Portfolio Manager	Vice President and Director of Tactical Asset Allocation	Vice President and Asset Allocation Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global All-Asset Fund returned 4.70%, before sales charge, for the six-month period ending April 30, 2012, versus the returns of 7.87%, 7.36% and 2.44% for the MSCI World Index, the MSCI All Country World Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The Fund outperformed the 3.16% return of the average fund in the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?

Global equities moved higher during the period as investors shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic and earnings data. The U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 also buoyed investors’ appetite for risk. The Greek debt restructuring deal added to investor optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, global equities retreated for the first time in five months as increased political uncertainty in Europe overshadowed continued strength in corporate earnings. In addition, a lackluster U.S. labor report and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors. Equities ended the period up 7.36% as measured by the MSCI All Country World Index.

Fixed income markets rose 2.44% over the six-month period ended April 30, 2012, as measured by the Barclays Capital U.S. Aggregate Bond Index. During the period, the U.S. Treasury curve flattened as short-term Treasury yields rose while intermediate and long-dated yields fell, reflecting heightened volatility amid uncertainty over the sovereign debt situation in Europe. Despite this uncertainty, all risk segments of the fixed income market outperformed duration-equivalent Treasuries for the period. Much of this outperformance came during the first quarter of 2012 due to improving U.S. economic data and positive developments out of Europe.

The Fund uses multiple levers to generate investment performance. It can invest in equities and fixed income, as well as undertake opportunistic investments in additional asset classes, such as currencies and commodities. The Fund’s underperformance during the period was primarily due to overweight allocations (i.e. the Fund’s position was greater than the benchmark position) to commodities, achieved through future contracts and cash. Additionally, the performance of the Fund's equity portion lagged that of the broad equity market. Our underweight to fixed income benefited the Fund, as did security selection within the asset class. Long Swedish krona and short Japanese yen positions, achieved via cash and derivative instruments, were additive.

Equity underperformance versus its benchmark was due primarily to security selection within Industrials, Consumer Discretionary, and Materials. From a regional perspective, selection within North America (U.S. and Canada) and Europe (Germany and Italy) hurt relative returns (i.e. performance of the Fund as measured against the benchmark).

The fixed income portion of the Fund outperformed its benchmark during the period. Security selection, as well as an overweight allocation to emerging market debt and bank loans, contributed positively to relative returns. Within emerging market debt, exposure to corporate cash bonds, credit default swaps, and inflation linked cash bonds were the primary contributors to relative performance. The Fund’s bank loan exposure, via credit default swaps, boosted relative results, while the Fund’s overweight exposure to high yield, achieved via Exchange Traded Funds and credit default swaps, hurt relative performance.

During the period we maintained an out-of-benchmark exposure to commodities, achieved through futures positions in cotton, cattle, gold, silver, and natural gas. This commodities exposure detracted from relative returns as commodities underperformed the Fund’s benchmark.

What is the outlook?

We believe macroeconomic data indicates a gradual economic recovery, although performance by region varies. U.S. data seems to be strongest, while emerging markets continue to decelerate and Europe struggles with austerity measures and uneven performance among its larger economies. Central banks remain biased towards low policy rates, even where inflation is rising. However, yields are near record lows and improving macro data may create pressure for higher yields in 2012.

3

The Hartford Global All-Asset Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

Aggregating these trends, we continue to expect weaker than normal trend growth globally. Ongoing discussions on sovereign debt and structural issues in Europe will likely remain a focus and could drive markets in the short term. Pessimism on China is rising, affecting both commodities and natural resource equities. We may be nearing an evolution in Chinese demand from infrastructure and housing investment towards consumption. This would reduce materials intensity, but could benefit areas more sensitive to consumer demand.

While it is always challenging to forecast short-term movements in economic data and asset prices, we remain convinced that we are entering a period characterized by a structural increase in global inflation. Emerging markets remain the most prominent source of inflationary pressures due to increased wage, regulatory, and transportation costs and the burgeoning demand of a rapidly growing, and wealthier, middle class. These pressures are likely to filter back to developed economies through both higher import costs and, for some time at least, higher commodity costs. Real interest rates remain negative across many emerging and developed markets. These factors support the view that global inflation will trend higher in the coming years until there is a globally-coordinated attempt to raise interest rates. We see this as unlikely given the still-fragile state of the global economy as it deleverages.

Despite being tactically overbought, we believe equities represent good value and are likely the best asset class going forward. We believe emerging market equities are more at risk, partly due to a ten year period of outperformance and risk of a structural slowdown in China. Some commodities, particularly industrial metals, could struggle with this slowdown, together with a reorientation away from infrastructure towards consumption. Developed market sovereign bonds appear unattractive due to quantitative easing and the inflation risk described above. In our view, these should be viewed as risky investments. We favor emerging markets debt, both nominal and inflation-linked.

We seek to provide long-term total return by investing in a diverse portfolio of securities and derivative instruments across a broad range of countries and asset categories. At the end of the period the Fund was underweight in fixed income, neutral to equities, and overweight in commodities and cash relative to its benchmark.

Diversification by Country

as of April 30, 2012

Percentage of
Country	Net Assets
Australia	1.2%
Bahrain	0.0
Belgium	0.1
Brazil	1.3
British Virgin Islands	0.1
Canada	0.9
Chile	0.2
China	1.5
Colombia	0.4
Croatia	0.2
Denmark	0.1
Finland	0.2
France	1.1
Germany	1.1
Greece	0.1
Hong Kong	2.1
India	0.4
Indonesia	0.2
Ireland	0.3
Israel	0.1
Italy	1.0
Japan	5.2
Kuwait	0.1
Luxembourg	0.4
Malaysia	0.1
Mauritius	0.0
Mexico	1.4
Netherlands	0.7
New Zealand	0.7
Nigeria	0.2
Norway	1.6
Peru	0.1
Qatar	0.1
Russia	0.3
Singapore	0.4
South Africa	0.3
South Korea	2.2
Spain	0.3
Sweden	1.1
Switzerland	1.1
Taiwan	0.6
Thailand	0.1
Turkey	0.1
United Arab Emirates	0.1
United Kingdom	2.8
Uruguay	0.1
United States	34.5
Short-Term Investments	35.4
Other Assets and Liabilities	(2.6)
Total	100.0%

4

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.1%
	Automobiles & Components - 1.2%
33	Astra International TBK	$253
4	Bayerische Motoren Werke (BMW) AG	395
3	BorgWarner, Inc. ●	262
12	Bridgestone Corp.	295
2	Continental AG	214
11	Daimler AG	583
9	Denso Corp.	294
524	Dongfeng Motor Group Co., Ltd.	1,025
27	Exedy Corp.	748
29	Ford Motor Co. w/ Rights	330
10	General Motors Co. ●	226
22	Honda Motor Co., Ltd.	802
3	Hyundai Motor Co., Ltd.	800
5	Kia Motors Corp.	344
3	Michelin (C.G.D.E.) Class B	209
214	Minth Group Ltd.	270
125	Nissan Motor Co., Ltd.	1,301
32	Stanley Electric Co., Ltd.	496
39	Tata Motors Ltd.	230
42	Toyota Motor Corp.	1,724
		10,801
	Banks - 5.0%
35	Australia & New Zealand Banking Group Ltd.	863
53	Banco Bilbao Vizcaya Argentaria S.A.	358
54	Banco Bilbao Vizcaya Argentaria S.A. Rights	8
28	Banco Bradesco S.A.	446
107	Banco Santander Brasil S.A. ‡	861
89	Banco Santander Central Hispano S.A.	556
21	Bancolombia S.A.	352
7	Bancolombia S.A. ADR ‡	497
37	Bangkok Bank plc	235
205	Bank Central Asia PT	178
807	Bank of China Ltd.	336
43	Bank of East Asia	160
4	Bank of Montreal	258
7	Bank of Nova Scotia	389
133	Barclays Bank plc ADR	472
9	BB&T Corp.	283
11	BNP Paribas	433
87	BOC Hong Kong Holdings Ltd.	269
715	China Construction Bank	555
21	Commonwealth Bank of Australia	1,116
37	DBS Group Holdings Ltd.	412
17	DnB ASA	186
19	Fifth Third Bancorp	270
40	Fukuoka Financial Group, Inc.	168
59	Hana Financial Holdings	2,006
18	Hang Seng Bank Ltd.	248
22	HDFC Bank Ltd.	225
13	Housing Development Finance Corp. Ltd.	167
194	HSBC Holdings plc	1,751
757	Industrial and Commercial Bank of China	503
115	Intesa Sanpaolo	175
45	Itausa - Investimentos Itau S.A. ⌂	214
1	Itausa - Investimentos Itau S.A. Rights	—
29	KB Financial Group, Inc.	971
607	Lloyds Banking Group plc ●	305
289	Mega Financial Holding Co.	227
390	Mitsubishi UFJ Financial Group, Inc.	1,871
257	Mizuho Financial Group, Inc.	405
30	National Australia Bank Ltd.	791
39	Nordea Bank Ab	341
49	Oversea-Chinese Banking Corp., Ltd.	354
6	PNC Financial Services Group, Inc.	390
237	PT Bank Rakyat Indonesia	170
8	Royal Bank of Canada	488
7	Shinhan Financial Group Co., Ltd.	251
10	Societe Generale Class A	230
21	Standard Bank Group Ltd.	308
29	Standard Chartered plc	706
17	Sumitomo Mitsui Financial Group, Inc.	551
12	SunTrust Banks, Inc.	280
8	Svenska Handelsbanken Ab Class A	265
13	Swedbank Ab	208
5	Toronto-Dominion Bank	423
49	Turkiye Garanti Bankasi A.S.	181
43	Unicredit S.p.A.	172
27	United Overseas Bank Ltd.	425
165	US Bancorp	5,299
364	Wells Fargo & Co.	12,184
41	Westpac Banking Corp.	963
		43,709
	Capital Goods - 4.6%
10	3M Co.	921
32	ABB Ltd. ADR	580
2	Acs Actividades Cons Y Serv	38
2	AGCO Corp. ●‡	81
103	Amada Co., Ltd.	699
26	Asahi Glass Co., Ltd.	202
9	Atlas Copco Ab B Shares	191
53	BAE Systems plc	252
122	Beijing Enterprises Holdings Ltd.	678
92	Belden, Inc. ‡	3,203
37	Bharat Heavy Electricals Ltd.	157
9	Boeing Co. ‡	713
82	Carlisle Cos., Inc. ‡	4,537
12	Caterpillar, Inc. ‡	1,227
9	Compagnie De Saint-Gobain	379
4	Cooper Industries plc Class A	266
2	Cummins, Inc.	259
10	Daewoo International Corp.	283
7	Danaher Corp. ‡	400
6	Deere & Co.	518
5	Eaton Corp.	244
12	Emerson Electric Co.	636
6	European Aeronautic Defence and Space Co. N.V.	235
2	Fanuc Corp.	351
7	Fastenal Co.	340
28	Fiat Industrial S.p.A. ●	318
1	Flowserve Corp.	61
4	Fluor Corp.	256
70	GATX Corp. ‡	2,997
1	Geberit AG	114
120	General Electric Co.	2,353
2	Goodrich Corp.	260

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.1% - (continued)
	Capital Goods - 4.6% - (continued)
11	Honeywell International, Inc.	$657
36	Hutchison Whampoa Ltd.	349
1	Hyundai Heavy Industries	224
5	Illinois Tool Works, Inc.	281
7	Ingersoll-Rand plc	294
27	Itochu Corp.	304
3	Joy Global, Inc.	197
29	Keppel Corp., Ltd.	259
15	Komatsu Ltd.	428
18	Koninklijke Philips Electronics N.V.	368
20	Kubota Corp.	194
—	L-3 Communications Holdings, Inc.	35
7	Larsen & Toubro Ltd.	160
5	Legrand S.A.	173
12	LG Corp.	595
—	Lockheed Martin Corp.	40
2	LS Corp.	163
4	Metso Oyj	178
22	Mitsubishi Corp.	468
90	Mitsubishi Electric Corp.	786
56	Mitsubishi Heavy Industries Ltd.	256
22	Mitsui & Co., Ltd.	336
3	Nidec Corp.	240
3	Parker-Hannifin Corp.	260
9	Pentair, Inc.	400
2	Precision Castparts Corp.	270
2	Raytheon Co.	134
3	Rockwell Automation, Inc.	247
28	Rolls-Royce Holdings plc	374
3	Samsung C&T Corp.	224
1	Samsung Engineering Co., Ltd.	189
21	Sandvik AB	331
10	Scania Ab	198
6	Schneider Electric S.A.	398
334	Shanghai Industrial Holdings Ltd.	1,112
11	Siemens AG	991
7	SMC Corp.	1,187
49	Sumitomo Corp.	702
17	Sumitomo Electric Industries Ltd.	228
293	TECO Electric & Machinery Co., Ltd.	214
4	Titan International, Inc.	112
5	Toyota Tsusho Corp.	94
6	Tyco International Ltd.	336
11	United Technologies Corp.	907
59	United Tractors	188
1	Vallourec	34
9	Vinci S.A.	398
583	Walsin Lihwa Corp.	169
		40,431
	Commercial & Professional Services - 0.4%
187	ACCO Brands Corp. ●‡	1,974
2	Adecco S.A.	82
24	Brambles Ltd.	178
7	Cintas Corp.	268
21	Experian plc	325
4	Secom Co., Ltd.	174
7	Waste Management, Inc.	252
		3,253
	Consumer Durables & Apparel - 1.3%
4	Adidas AG	298
806	Bosideng International Holdings Ltd.	232
5	Cie Financiere Richemont S.A.	302
4	Coach, Inc.	262
3	LVMH Moet Hennessy Louis Vuitton S.A.	482
203	Mattel, Inc.	6,804
3	NIKE, Inc. Class B	351
7	Nikon Corp.	197
36	Panasonic Corp.	279
57	Sega Sammy Holdings, Inc.	1,185
16	Sony Corp.	264
1	Swatch Group AG	258
11	Toll Brothers, Inc. ●	283
		11,197
	Consumer Services - 0.6%
15	Benesse Holdings, Inc.	725
8	Carnival Corp.	263
1	Chipotle Mexican Grill, Inc. ●	290
30	Compass Group plc	309
5	Darden Restaurants, Inc.	266
58	Genting Berhad	196
5	Las Vegas Sands Corp.	280
10	McDonald's Corp.	972
279	MGM China Holdings Ltd.	515
11	New Oriental Education & Technology Group, Inc. ADR ●	299
8	Starbucks Corp.	452
5	Starwood Hotels & Resorts	270
2	Wynn Resorts Ltd.	305
6	Yum! Brands, Inc.	407
		5,549
	Diversified Financials - 2.0%
11	Acom Co., Ltd.	247
11	American Express Co. ‡	664
5	Ameriprise Financial, Inc.	259
163	Bank of America Corp. ‡	1,320
13	Bank of New York Mellon Corp.	297
40	BM & F Bovespa S.A.	221
6	Capital One Financial Corp.	323
29	Citigroup, Inc.	958
1	CME Group, Inc.	250
12	Credit Suisse Group AG	290
11	Deutsche Bank AG	466
4	Deutsche Boerse AG	220
9	Discover Financial Services, Inc.	307
10	Eaton Vance Corp.	256
218	Fubon Financial Holding Co., Ltd	226
17	Goldman Sachs Group, Inc.	1,919
6	Groupe Bruxelles Lambert S.A.	449
19	Grupo de Inversiones Suramericana	351
19	Hong Kong Exchanges & Clearing Ltd.	306
37	ING Groep N.V. ●	258
11	Invesco Ltd.	268
125	JP Morgan Chase & Co.	5,393
10	Legg Mason, Inc.	251
16	Morgan Stanley	271
60	Nomura Holdings, Inc.	247
3	ORIX Corp.	248
6	State Street Corp.	288

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.1% - (continued)
	Diversified Financials - 2.0% - (continued)
4	T. Rowe Price Group, Inc.	$281
45	UBS AG	559
		17,393
	Energy - 6.0%
12	Anadarko Petroleum Corp. ‡	906
4	Apache Corp.	394
6	Baker Hughes, Inc.	246
38	BG Group plc	899
202	BP plc	1,456
5	Cameron International Corp. ●	235
10	Canadian Natural Resources Ltd.	342
30	Canadian Natural Resources Ltd. ADR ‡	1,034
12	Chesapeake Energy Corp.	217
30	Chevron Corp. ‡	3,152
259	China Petroleum & Chemical Corp. Class H	275
204	China Shenhua Energy Co., Ltd.	899
188	CNOOC Ltd.	398
12	ConocoPhillips Holding Co. ‡	845
5	Devon Energy Corp.	316
8	Ecopetrol S.A. ADR ‡	521
48	El Paso Corp. ‡	1,437
24	Enbridge, Inc.	1,018
28	Eni S.p.A.	625
30	EOG Resources, Inc. ‡	3,302
102	Exxon Mobil Corp.	8,792
6	GS Holdings Corp.	309
10	Halliburton Co.	353
4	Hess Corp.	218
—	Inpex Corp. ☼	2,436
203	JX Holdings, Inc.	1,146
54	Karoon Gas Australia Ltd. ●	357
11	Kinder Morgan Management LLC ●	875
370	Kunlun Energy Co., Ltd.	649
7	Lukoil ADR	421
8	Marathon Oil Corp.	231
6	Marathon Petroleum Corp.	244
5	National Oilwell Varco, Inc.	350
122	OAO Gazprom Class S ADR	1,414
14	Occidental Petroleum Corp.	1,288
20	OGX Petroleo e Gas Participacoes S.A. ●	141
17	Origin Energy Ltd.	230
12	Pacific Rubiales Energy Corp.	357
7	Peabody Energy Corp.	213
25	Petrobras	289
308	PetroChina Co., Ltd.	460
55	Petroleo Brasileiro S. A.	604
20	PTT Public Co. Ltd.	224
20	Reliance Industries Ltd.	286
11	Repsol YPF S.A.	221
22	Royal Dutch Shell plc	793
39	Royal Dutch Shell plc B Shares	1,428
8	Sasol Ltd.	360
13	Schlumberger Ltd. ╦	955
119	Scorpio Tankers, Inc. ●	803
15	Seacor Holdings, Inc. ●	1,431
17	Statoil ASA	456
11	Suncor Energy, Inc.	364
25	Total S.A.	1,196
5	Transocean Ltd.	251
13	Tullow Oil plc	337
10	Valero Energy Corp.	255
28	Whiting Petroleum Corp. ●	1,601
37	Williams Cos., Inc.	1,266
10	Woodside Petroleum Ltd.	344
		52,465
	Finance - 0.0%
3	Canadian Imperial Bank of Commerce	221

	Food & Staples Retailing - 0.7%
42	Almacenes Exito S.A.	679
10	Carrefour S.A.	195
5	Costco Wholesale Corp.	421
13	CVS Caremark Corp.	593
10	FamilyMart Co., Ltd.	454
19	Koninklijke Ahold N.V.	242
52	Olam International Ltd.	95
12	Seven & I Holdings Co., Ltd.	378
113	Tesco plc	584
10	Walgreen Co.	340
103	Wal-Mart de Mexico SAB de CV	294
17	Wal-Mart Stores, Inc.	1,000
17	Wesfarmers Ltd.	548
17	Woolworths Ltd.	471
		6,294
	Food, Beverage & Tobacco - 2.9%
21	Adecoagro S.A. ●	187
21	Altria Group, Inc.	679
10	Anheuser-Busch InBev N.V.	704
31	Archer Daniels Midland Co. ‡	969
9	Asahi Group Holdings Ltd.	205
2	Asian Bamboo AG	36
442	Asian Citrus Holdings Ltd.	263
9	Associated British Foods plc	176
27	British American Tobacco plc	1,380
12	Bunge Ltd. Finance Corp.	753
162	Charoen Pokphand Foods Ltd.	214
258	China Agri-Industries Holdings	189
119	China Green Holdings Ltd.	35
196	China Modern Dairy Holdings Ltd. ●	56
—	Cia de Bebidas das Americas Rights	—
15	Coca-Cola Amatil Ltd.	188
21	Coca-Cola Co. ‡	1,586
8	Corn Products International, Inc.	481
26	Cosan Ltd.	356
27	Diageo Capital plc	686
150	First Resources Ltd.	227
48	Fomento Economico Mexicano, S.A. de C.V.	387
10	General Mills, Inc.	386
673	Golden Agri Resources Ltd.	398
20	GrainCorp Ltd.	193
7	Groupe Danone	460
39	Grupo Modelo S.A.B.	275
4	Heineken N.V.	244
14	Imperial Tobacco Group plc	543
122	IOI Corp. Bhd	211
45	ITC Ltd.	209
—	Japan Tobacco, Inc.	377
7	Kernel Holding S.A.	155
20	Kraft Foods, Inc.	799
8	KT&G Corp.	582

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.1% - (continued)
	Food, Beverage & Tobacco - 2.9% - (continued)
2	Lorillard, Inc.	$310
5	Maple Leaf Foods, Inc. w/ Rights	62
3	Mead Johnson Nutrition Co.	295
39	Nestle S.A.	2,416
15	PepsiCo, Inc.	1,003
12	Perdigao S.A.	212
3	Pernod-Ricard	300
17	Philip Morris International, Inc. ╦	1,487
33	Post Holdings, Inc. ●	983
29	Ralcorp Holdings, Inc. ●	2,104
10	SABMiller plc	434
5	Smithfield Foods, Inc. ●	109
5	Tyson Foods, Inc. Class A	92
22	Unilever N.V. CVA	768
129	Uni-President Enterprises Corp.	199
76	Wilmar International Ltd.	297
		25,660
	Health Care Equipment & Services - 0.7%
6	Aetna, Inc.	259
6	Baxter International, Inc.	318
4	Cie Generale d'Optique Essilor International S.A.	316
6	CIGNA Corp.	290
5	Covidien plc	272
10	Express Scripts Holding Co. ●	532
3	Fresenius Medical Care AG & Co.	241
2	Fresenius SE & Co. KGaA	189
3	Humana, Inc.	246
1	Intuitive Surgical, Inc. ●	305
4	McKesson Corp.	346
10	Medtronic, Inc.	385
20	Nichii Gakkan Co.	267
6	St. Jude Medical, Inc.	232
1	Synthes, Inc.	189
4	Terumo Corp.	164
12	UnitedHealth Group, Inc.	651
5	Wellpoint, Inc.	361
4	Zimmer Holdings, Inc.	262
		5,825
	Household & Personal Products - 0.7%
5	Colgate-Palmolive Co.	499
5	Estee Lauder Co., Inc.	295
5	Henkel AG & Co. KGaA	310
4	Herbalife Ltd.	308
11	Kao Corp.	289
5	Kimberly-Clark Corp.	362
3	L'Oreal S.A.	397
6	Pigeon Corp.	255
30	Pola Orbis Holdings, Inc.	922
24	Procter & Gamble Co.	1,521
6	Reckitt Benckiser Group plc	344
11	Shiseido Co., Ltd.	195
		5,697
	Insurance - 2.0%
4	ACE Ltd.	318
6	Aflac, Inc.	250
427	AIA Group Ltd.	1,510
8	Alleghany Corp. ●‡	2,863
5	Allianz SE	587
8	Allstate Corp.	281
57	Amp Ltd.	252
16	Assicurazioni Generali	219
42	Aviva plc	210
16	AXA S.A.	233
24	Berkshire Hathaway, Inc. Class B ●	1,935
128	China Life Insurance Co., Ltd.	342
215	China Pacific Insurance	696
5	Chubb Corp.	346
14	Cincinnati Financial Corp.	499
33	LIG Insurance Co., Ltd. ●	675
11	Lincoln National Corp.	269
11	MetLife, Inc.	401
3	Muenchener Rueckversicherungs NPV	399
34	Ping An Insurance (Group) Co.	279
10	Principal Financial Group, Inc.	266
6	Prudential Financial, Inc.	354
33	Prudential plc	408
10	Sampo Oyj Class A	254
4	Samsung Fire & Marine Insurance Co., Ltd. ●	787
28	Suncorp-Metway Ltd.	238
4	Swiss Re Ltd.	259
46	Tokio Marine Holdings, Inc.	1,175
8	Torchmark Corp.	368
6	Travelers Cos., Inc.	385
2	Zurich Financial Services AG	377
		17,435
	Materials - 3.4%
9	Agrium, Inc.	813
4	Air Liquide	495
4	Akzo Nobel N.V.	196
17	Anglo American plc	663
7	AngloGold Ashanti	235
12	ArcelorMittal	217
11	Ball Corp.	459
6	Barrick Gold Corp.	226
11	BASF SE	943
535	BBMG Corp.	458
39	BHP Billiton Ltd.	1,438
19	BHP Billiton plc	625
5	Celanese Corp.	244
37	Cementos Argos S.A.	257
5	CF Industries Holdings, Inc. ‡	1,009
100	China Bluechemical Ltd.	71
19	Companhia Sider·rgica Nacional	159
4	Compania De Minas Buenaventur ADR	171
13	CRH plc	264
15	Deltic Timber Corp. ‡	922
15	Dow Chemical Co.	511
10	E.I. DuPont de Nemours & Co.	520
4	Ecolab, Inc.	269
82	Formosa Chemicals & Fibre Corp.	237
91	Formosa Plastic Corp.	258
10	Freeport-McMoRan Copper & Gold, Inc.	379
21	Gerdau S.A.	194
14	Gold Fields Ltd.	174
7	Goldcorp, Inc.	269
76	Graphic Packaging Holding Co. ●	409
73	Grupo Mexico SAB de CV	226

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.1% - (continued)
	Materials - 3.4% - (continued)
4	Holcim Ltd.	$245
2,502	Huabao International Holdings Ltd. ⌂†	811
11	Impala Platinum Holdings Ltd.	211
135	Incitec Pivot Ltd.	455
4	Industrias Penoles S.A.B. de C.V.	172
22	Inversiones Argos S.A.	211
24	Israel Chemicals Ltd.	270
5	Johnson Matthey plc	183
3	LG Chem Ltd.	244
2	Linde AG	411
10	Mining and Metallurgical Co. Norilsk Nickel ADR	173
122	Mitsubishi Gas Chemical Co.	799
21	Monsanto Co.	1,591
18	Mosaic Co.	966
117	Nan Ya Plastics Corp.	240
10	Newcrest Mining Ltd.	283
90	Nippon Steel Corp.	223
7	Orica Ltd.	190
1	Posco Ltd.	367
24	Potash Corp. of Saskatchewan, Inc.	999
7	Rio Tinto Ltd.	506
14	Rio Tinto plc	803
6	Shin-Etsu Chemical Co., Ltd.	340
17	Silgan Holdings, Inc. ╦	752
121	Sinofert Holdings Ltd.	26
4	Sociedad Qufmica y Minera de Chile	207
23	Stora Enso Oyj Class R	160
55	Sumitomo Metal Mining Co., Ltd. ☼	721
3	Syngenta AG	878
30	Toray Industries, Inc.	230
6	Uralkali §	213
41	Vale S.A.	891
1,085	Xingda International Holdings	469
25	Xstrata plc	474
26	Yamato Kogyo Co. ☼	751
		29,776
	Media - 1.8%
110	Arbitron, Inc. ‡	4,187
19	British Sky Broadcasting Group plc	210
9	CBS Corp. Class B	293
27	Comcast Corp. Class A	827
7	DirecTV Class A ●	359
82	Focus Media Holding Ltd. ADR	1,971
5	Liberty Global, Inc. ●	270
82	Liberty Global, Inc. Class C ●	3,945
6	McGraw-Hill Cos., Inc.	280
6	Naspers Ltd.	337
23	News Corp. Class A	459
14	Pearson plc	257
22	Reed Elsevier Capital, Inc.	186
4	Time Warner Cable, Inc.	316
11	Time Warner, Inc.	427
6	Viacom, Inc. Class B	294
17	Walt Disney Co.	736
17	WPP plc	237
		15,591
	Pharmaceuticals, Biotechnology & Life Sciences - 2.1%
14	Abbott Laboratories	898
6	Agilent Technologies, Inc. ‡	242
4	Allergan, Inc.	347
8	Amgen, Inc.	536
9	Astellas Pharma, Inc.	367
15	AstraZeneca plc	645
9	Bayer AG	622
2	Biogen Idec, Inc. ●	286
17	Bristol-Myers Squibb Co.	563
4	Celgene Corp. ●‡	311
15	Daiichi Sankyo Co., Ltd.	259
6	Eisai Co., Ltd.	220
13	Elan Corp. plc ●	183
11	Eli Lilly & Co.	465
7	Gilead Sciences, Inc. ●	370
55	GlaxoSmithKline plc	1,265
25	Johnson & Johnson	1,643
28	Merck & Co., Inc.	1,115
12	Mylan, Inc. ●	252
27	Novartis AG	1,471
5	Novo Nordisk A/S	783
3	Perrigo Co.	279
72	Pfizer, Inc.	1,659
7	Roche Holding AG	1,302
13	Sanofi-Aventis S.A.	971
9	Shire plc	298
13	Takeda Pharmaceutical Co., Ltd.	567
12	Teva Pharmaceutical Industries Ltd.	542
		18,461
	Real Estate - 0.7%
5	American Tower Corp. REIT	299
28	Cheung Kong Holdings Ltd.	375
5	Equity Residential Properties Trust	315
4	Federal Realty Investment Trust	424
6	HCP, Inc.	255
30	Henderson Land Development Co., Ltd.	169
15	Host Hotels & Resorts, Inc.	253
10	Liberty Property Trust	354
57	Link REIT	236
20	Mitsubishi Estate Co., Ltd.	356
43	Mitsui Fudosan Co., Ltd.	794
8	ProLogis, Inc.	280
9	Regency Centers Corp.	389
4	Simon Property Group, Inc.	589
28	Sun Hung Kai Properties Ltd.	333
1	Unibail-Rodamco SE	260
33	Westfield Group	319
32	Wharf Holdings Ltd.	187
		6,187
	Retailing - 1.5%
4	Amazon.com, Inc. ●‡	835
4	Bed Bath & Beyond, Inc. ●	297
116	Belle International Holdings Ltd. §	226
3	Dollar Tree, Inc. ●	307
13	Don Quijote Co.	477
11	Hennes & Mauritz Ab	364
10	Himart Co., Ltd. ⌂†	494
15	Home Depot, Inc.	790
12	Hyundai Home Shopping Network Corp.	1,459
3	Industria de Diseno Textil S.A.	240
549	Intime Department Store	690

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.1% - (continued)
	Retailing - 1.5% - (continued)
39	Kingfisher plc	$183
5	Kohl's Corp.	262
42	K's Holdings Corp. ☼	1,251
95	Li & Fung Ltd.	202
6	Limited Brands, Inc.	288
19	Lojas Americanas S.A.	177
2	Lotte Shopping Co.	587
14	Lowe's Co., Inc.	427
7	Macy's, Inc.	297
2,933	Maoye International Holdings	695
1	Pinault-Printemps-Redoute S.A.	232
1	Priceline.com, Inc. ●	466
—	Rakuten, Inc.	302
6	Target Corp.	371
4	Tiffany & Co.	274
8	TJX Cos., Inc.	348
50	Woolworths Holdings Ltd.	313
		12,854
	Semiconductors & Semiconductor Equipment - 1.4%
6	Altera Corp.	229
21	Arm Holdings plc	173
5	ASML Holding N.V.	267
7	Broadcom Corp. Class A	252
10	Hynix Semiconductor, Inc.	242
22	Infineon Technologies AG	217
46	Intel Corp.	1,310
5	KLA-Tencor Corp.	265
6	Lam Research Corp. ●	250
149	Maxim Integrated Products, Inc.	4,396
22	MediaTek, Inc.	192
2	Samsung Electronics Co., Ltd.	2,600
422	Taiwan Semiconductor Manufacturing Co., Ltd.	1,248
10	Texas Instruments, Inc.	320
4	Tokyo Electron Ltd.	198
402	United Microelectronics Corp.	210
		12,369
	Software & Services - 3.0%
7	Accenture plc	436
8	Adobe Systems, Inc. ●‡	274
4	Citrix Systems, Inc. ●	313
4	Cognizant Technology Solutions Corp. ●	270
11	Daum Communications Corp.	1,055
38	DeNa Co., Ltd. ☼	1,196
12	eBay, Inc. ●	485
62	Fiserv, Inc. ●	4,386
68	Giant Interactive Group, Inc. ADR	363
2	Google, Inc. ●	1,477
11	IBM Corp.	2,300
5	Infosys Technologies Ltd.	236
5	Intuit, Inc.	262
9	Kakaku.com, Inc.	292
22	Konami Corp.	645
1	Mastercard, Inc.	481
69	Microsoft Corp.	2,217
13	Netease.com, Inc. ●	784
2	Nintendo Co., Ltd.	221
38	Oracle Corp.	1,128
55	Perfect World Co., Ltd. ADR ●	672
5	Red Hat, Inc. ●	322
2	Salesforce.com, Inc. ●	329
11	SAP AG	749
25	Sohu.com, Inc. ●	1,273
8	Tata Consultancy Services	191
13	Tencent Holdings Ltd.	408
5	Visa, Inc.	633
3	VMware, Inc. ●	302
26	Websense, Inc. ●	537
65	Western Union Co.	1,186
16	Yahoo!, Inc. ●	256
		25,679
	Technology Hardware & Equipment - 2.0%
9	Apple, Inc. ●‡	5,084
14	Canon, Inc.	634
50	Cisco Systems, Inc. ‡	1,016
19	Corning, Inc.	271
17	Dell, Inc. ●	284
25	Diebold, Inc.	986
23	EMC Corp. ●	639
67	Fuji Photo Film Co., Ltd.	1,429
20	Hewlett-Packard Co.	496
14	High Technology Computer Corp.	211
73	Hitachi Ltd.	464
144	Hon Hai Precision Industry Co., Ltd.	453
10	Hoya Pentax HD Corp.	221
12	Juniper Networks, Inc. ●	247
3	Kyocera Corp.	265
7	L.G. Philips LCD Co., Ltd.	154
3	Murata Manufacturing Co., Ltd.	177
7	NetApp, Inc. ●	255
45	Nokia Oyj	163
15	Qualcomm, Inc. ╦	950
6	SanDisk Corp. ●	207
7	TE Connectivity Ltd.	270
43	Telefonaktiebolaget LM Ericsson	422
75	Toshiba Corp.	305
345	Wistron Corp.	515
777	WPG Holdings Co., Ltd.	1,055
		17,173
	Telecommunication Services - 1.8%
38	Advanced Info Service Public Co., Ltd.	224
534	America Movil, S.A.B. de C.V.	713
70	AT&T, Inc. ‡	2,320
186	Axiata Group Berhad	326
25	Bharti Televentures	148
94	BT Group plc	323
8	CenturyLink, Inc.	291
88	China Mobile Ltd.	971
118	China Unicom Ltd.	206
37	Deutsche Telekom AG	422
28	Elisa Oyj	621
34	France Telecom S.A.	470
—	KDDI Corp.	249
27	Koninklijke (Royal) KPN N.V.	241
18	MTN Group Ltd.	323
—	NTT DoCoMo, Inc.	352
237	PT Telekomunikasi Indonesia Tbk	218
8	SBA Communications Corp. ●	404

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.1% - (continued)
	Telecommunication Services - 1.8% - (continued)
146	Singapore Telecommunications Ltd.	$367
7	SK Telecom Co., Ltd.	837
29	Softbank Corp.	879
50	Telefonica S.A.	729
45	Telenor ASA	819
47	Telia Ab	314
93	Telstra Corp., Ltd.	343
27	Verizon Communications, Inc.	1,078
14	Vivendi S.A.	257
520	Vodafone Group plc	1,441
		15,886
	Transportation - 0.8%
1	Aeroports de Paris	87
11	Asciano Group	55
8	Canadian National Railway Co.	717
—	Central Japan Railway Co.	274
29	CSX Corp.	636
5	Deutsche Lufthansa AG	68
6	Deutsche Post AG	108
6	East Japan Railway Co.	357
3	FedEx Corp.	291
24	Hankyu Hanshin Holdings, Inc.	114
—	Hutchinson Port Holdings Trust	—
31	Keio Corp.	226
47	Kintetsu Corp.	165
10	LAN Airlines S.A.	278
24	Nippon Yusen	72
6	Norfolk Southern Corp.	406
60	Seino Holdings Corp.	416
33	Tobu Railway Co., Ltd.	166
35	Transurban Group	212
137	Turk Hava Yollari Anonim Ortakligi ●	210
9	Union Pacific Corp.	1,046
12	United Parcel Service, Inc. Class B	903
4	West Japan Railway Co.	175
		6,982
	Utilities - 2.5%
12	AGL Energy Ltd.	185
9	Ameren Corp.	290
15	Centrais Eletricas Brasileiras S.A.	175
73	Centrica plc	364
144	Cheung Kong Infrastructure	853
12	Chubu Electric Power Co., Inc.	203
20	Cia de Saneamento Basico do Estado de Sao Paulo	783
36	CLP Holdings Ltd.	309
16	Companhia Energetica de Minas Gerais	312
20	E.On AG	449
15	Electricite de France	310
176	Empresa Nacional del Petroleo	321
99	Enel S.p.A.	324
205	ENN Energy Holdings Ltd.	716
9	Exelon Corp.	355
9	Fortum Corp. ●	190
18	Gaz de France ⌂	424
2,031	Guangdong Investment Ltd.	1,490
87	Hong Kong & China Gas	221
316	Huaneng Power International, Inc.	187
58	Iberdrola S.A.	271
10	Integrys Energy Group, Inc.	553
34	Interconexion Electrica S.A.	217
15	Kansai Electric Power Co., Inc.	219
9	Korea Electric Power Corp. ●	172
144	National Grid plc	1,553
13	NextEra Energy, Inc.	856
16	NiSource, Inc.	397
52	NTPC Ltd.	161
3	Oneok, Inc.	285
114	Osaka Gas Co., Ltd.	461
16	PG&E Corp.	685
14	Pinnacle West Capital Corp.	673
24	Power Assets Holdings Ltd.	180
89	Power Grid Corp. of India Ltd.	187
6	RWE AG	237
48	Scottish & Southern Energy	1,033
34	Severn Trent plc	931
171	Snam S.p.A.	812
28	Suez Environment S.A.	390
123	Tenaga Nasional Bhd	261
47	Tokyo Gas Co., Ltd.	227
38	Tractebel Energia S.A.	653
25	UGI Corp.	733
18	United Utilities Group plc	176
19	Wisconsin Energy Corp.	700
		21,484
	Total common stocks
	(cost $416,580)	$428,372

PREFERRED STOCKS - 0.3%
	Automobiles & Components - 0.0%
2	Volkswagen AG N.V.	$384

	Banks - 0.1%
32	Banco Itau Holding	509

	Food, Beverage & Tobacco - 0.1%
12	Cia de Bebidas das Ame	505

	Utilities - 0.1%
26	Cia Paranaense de Energie	662

	Total preferred stocks
	(cost $2,015)	$2,060

EXCHANGE TRADED FUNDS - 2.7%
	Other Investment Pools and Funds - 2.7%
348	Financial Select Sector SPDR	$5,362
115	Health Care Select Sector SPDR Fund	4,304
315	iShares MSCI Canada Index Fund	8,936
12	iShares Nasdaq Biotechnology Index Fund	1,450
97	SPDR Barclays Capital Convertible Securities	3,771

	Total exchange traded funds
	(cost $24,422)	$23,823

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 3.4%
	Agriculture, Forestry, Fishing and Hunting - 0.1%
	Celulosa Arauco Constitucion
$296	7.25%, 07/29/2019	$350
	MHP S.A
455	10.25%, 04/29/2015 §	444
		794
	Arts, Entertainment and Recreation - 0.1%
	Grupo Televisa S.A
557	6.63%, 03/18/2025	679
	MCE Finance Ltd.
420	10.25%, 05/15/2018	474
		1,153
	Computer and Electronic Product Manufacturing - 0.1%
	Hynix Semiconductor, Inc.
435	7.88%, 06/27/2017 ■	452

	Construction - 0.3%
	Country Garden Holdings Co.
542	11.25%, 04/22/2017 ■	546
	Empresas ICA SAB de CV
382	8.90%, 02/04/2021 §	378
	Hong Kong Land Finance
340	4.50%, 10/07/2025	332
	Hutchison Whampoa Ltd.
482	6.00%, 10/28/2015 ■♠	491
	Odebrecht Finance Ltd.
492	7.50%, 09/14/2015 §♠	508
	Shimao Property Holding Ltd.
320	9.65%, 08/03/2017	280
		2,535
	Finance and Insurance - 1.2%
	Akbank T.A.S
787	5.13%, 07/22/2015 §	789
	Banco de Credito del Peru/Panama
791	5.38%, 09/16/2020 §	809
	Bancolombia S.A
662	6.13%, 07/26/2020	702
	Bangkok Bank PCL/Hong Kong
347	4.80%, 10/18/2020 §	354
	Bank of China Hong Kong
542	5.55%, 02/11/2020 ■	580
	Bank of East Asia
352	6.13%, 07/16/2020	375
	Bank of Moscow
612	6.70%, 03/11/2015 §	635
	BBK
315	4.50%, 10/28/2015 §	307
	BES Investimento do Brasil S.A
766	5.63%, 03/25/2015 §	714
	CBQ Finance Ltd.
364	7.50%, 11/18/2019 ■	428
	Fibria Overseas Finance Ltd
632	7.50%, 05/04/2020 §	662
	HSBK Europe B.V
752	7.25%, 05/03/2017 §	759
	ICBC Asia Ltd.
500	5.13%, 11/30/2020 §	517
	ICICI Bank Ltd.
200	5.75%, 11/16/2020 §	197
	Kuwait Projects Co.
437	8.88%, 10/17/2016 §	493
	Myriad International Holdings B.V
326	6.38%, 07/28/2017 ■	360
	Noble Group Ltd.
271	6.75%, 01/29/2020 ■	266
	PCCW-HKT Capital Ltd.
300	4.25%, 02/24/2016	311
	Standard Bank plc
255	8.13%, 12/02/2019	279
	Swire Pacific MTN Financing Ltd.
340	5.50%, 08/19/2019	376
	VTB Capital S.A
569	6.88%, 05/29/2018 §	600
		10,513
	Food Manufacturing - 0.1%
	Grupo Bimbo S.A.B
733	4.88%, 06/30/2020 §	790
	JBS Finance II Ltd.
225	8.25%, 01/29/2018 ■	220
		1,010
	Information - 0.2%
	America Movil S.A. de C.V
715	5.00%, 03/30/2020 ‡	808
	Indosat Palapa Co. B.V
455	7.38%, 07/29/2020 §	500
	MTS International Funding Ltd.
175	8.63%, 06/22/2020 §	201
	NII Capital Corp.
417	10.00%, 08/15/2016	467
		1,976
	Mining - 0.4%
	Adaro Indonesia PT
557	7.63%, 10/22/2019 §	607
	Alrosa Finance S.A
690	8.88%, 11/17/2014 §	762
	Anglogold Holdings plc
499	5.38%, 04/15/2020	522
	Bumi Investment Pte Ltd.
608	10.75%, 10/06/2017 §	654
	Vedanta Resources plc
693	9.50%, 07/18/2018 §	712
		3,257
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Cemex Finance LLC
520	9.50%, 12/14/2016 §	512

	Paper Manufacturing - 0.1%
	Inversiones CMPC S.A
427	6.13%, 11/05/2019 ■	479

	Petroleum and Coal Products Manufacturing - 0.1%
	BW Group Ltd.
525	6.63%, 06/28/2017 §	514
	Gazprom Bank
539	6.50%, 09/23/2015	574
		1,088

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 3.4% - (continued)
		Pipeline Transportation - 0.1%
		Korea Gas Corp.
	$685	4.25%, 11/02/2020 ■	$701

		Primary Metal Manufacturing - 0.3%
		China Oriental Group Co.
	573	8.00%, 08/18/2015 ■	523
		CSN Islands XII
	614	7.00%, 09/23/2015 §♠	619
		Evraz Group S.A
	416	9.50%, 04/24/2018 §	453
		Posco
	802	4.25%, 10/28/2020 ■	806
		Severstal
	462	6.70%, 10/25/2017 §	465
			2,866
		Truck Transportation - 0.0%
		BFF International Ltd.
	175	7.25%, 01/28/2020 §	200

		Utilities - 0.2%
		Colbun S.A
	239	6.00%, 01/21/2020 ■	256
		Hong Kong Electric Finance Ltd.
	755	4.25%, 12/14/2020 §	787
		Taqa Abu Dhabi National Energy Co.
	263	5.88%, 10/27/2016 ■	289
			1,332
		Water Transportation - 0.0%
		DP World Ltd.
	400	6.85%, 07/02/2037 ■	385

		Wholesale Trade - 0.0%
		Li & Fung Ltd.
	318	5.25%, 05/13/2020 §	340

		Total corporate bonds
		(cost $29,251)	$29,593

FOREIGN GOVERNMENT OBLIGATIONS - 4.9%
		Croatia - 0.2%
		Croatia (Republic of)
	$1,610	6.38%, 03/24/2021 §	$1,578

		Greece - 0.0%
		Hellenic Republic Government Bond
EUR	2,000	2.00%, 02/24/2034 – 02/24/2037 ☼	469
			$469
		India - 0.1%
		Bank Of India London
	625	4.75%, 09/30/2015 §	637

		Italy - 0.7%
		Italy Buoni Poliennali del Tesoro
EUR	4,600	4.75%, 05/01/2017	6,124

		Mexico - 0.8%
		Mexican Udibonos
MXN	18,086	4.00%, 11/15/2040	1,495
MXN	61,563	4.50%, 11/22/2035 ◄	5,496
			6,991
		New Zealand - 0.7%
		New Zealand (Government of)
NZD	4,725	4.50%, 02/15/2016	6,337

		Nigeria - 0.1%
		Nigeria Treasury Bond
NGN	155,049	10.70%, 05/30/2018 §	828

		Norway - 1.3%
		Norway (Kingdom of)
NOK	24,500	3.75%, 05/25/2021	4,864
		Norwegian Government
NOK	34,225	4.25%, 05/19/2017	6,729
			11,593
		South Korea - 0.1%
		Korea (Republic of)
KRW	959,278	2.75%, 06/10/2020 ◄	968

		Sweden - 0.8%
		Swedish Government
SEK	30,731	3.50%, 12/01/2028	6,924

		Uruguay - 0.1%
		Uruguay (Republic of)
UYU	10,089	4.25%, 04/05/2027	561

		Total foreign government obligations
		(cost $42,504)	$43,010

U.S. GOVERNMENT AGENCIES - 6.7%
		Federal National Mortgage Association - 5.6%
	$8,000	4.50%, 05/15/2041 ☼	$8,565
	15,500	5.00%, 05/15/2040 ☼	16,832
	12,300	5.50%, 05/15/2039 ☼	13,450
	9,500	6.00%, 05/15/2040 ☼	10,502
			49,349
		Government National Mortgage Association - 1.1%
	8,245	5.50%, 10/15/2035 – 12/15/2039	9,219

		Total U.S. government agencies
		(cost $58,267)	$58,568

		Total long-term investments
		(cost $573,039)	$585,426

SHORT-TERM INVESTMENTS - 35.5%
Repurchase Agreements - 35.4%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $76,705,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
		of $78,239)
	$76,705	0.20%, 04/30/2012	$76,705

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬				Market Value ╪
SHORT-TERM INVESTMENTS - 35.5% - (continued)
Repurchase Agreements - 35.4% - (continued)
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $102,756, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
		of $104,810)
	$102,755	0.20%, 04/30/2012		$102,755
		Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $40,585, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $41,396)
	40,584	0.21%, 04/30/2012		40,584
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $33,609, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88%
- 1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
		4.50%, 2025 - 2042, value of $34,282)
	33,609	0.19%, 04/30/2012		33,609
		UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $39, collateralized by U.S. Treasury Note 0.75%, 2013, value of $40)
	39	0.17%, 04/30/2012		39
UBS Securities, Inc. TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $55,170,
collateralized by FHLMC 4.00%, 2026 -
2042, FNMA 2.50% - 4.50%, 2022 - 2042,
		value of $56,273)
	55,170	0.21%, 04/30/2012		55,170
				308,862
Treasury Bills - Nigeria - 0.1%
NGN	166,647	15.06%, 6/28/2012 ○§		1,032

		Total short-term investments
		(cost $309,892)		$309,894

		Total investments
		(cost $882,931) ▲	102.6%	$895,320
		Other assets and liabilities	(2.6)%	(22,846)
		Total net assets	100.0%	$872,474

The accompanying notes are an integral part of these financial statements.

14

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2012, the Fund invested 1.3% of its total assets in the Subsidiary.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $889,237 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,301
Unrealized Depreciation	(25,218)
Net Unrealized Appreciation	$6,083

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $1,305, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $6,782, which represents 0.8% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $50,041 at April 30, 2012.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $20,796, which represents 2.4% of total net assets.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

♠	Perpetual maturity security. Maturity date shown is the first call date.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $560 of cash as collateral in connection with swap contracts.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
11/2010 - 11/2011	18	Gaz de France	666
03/2012 - 04/2012	10	Himart Co., Ltd.	528
12/2011 - 04/2012	2,502	Huabao International Holdings Ltd.	1,474
01/2012	45	Itausa - Investimentos Itau S.A.	270

At April 30, 2012, the aggregate value of these securities was $1,943, which represents 0.2% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Futures Contracts Outstanding at April 30, 2012

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
Amsterdam Index Future	23	Short	05/18/2012	$1,856	$1,862	$6
Australian 10-Year Bond Future	194	Long	06/15/2012	24,220	24,220	–
Australian SPI 200 Index Future	39	Short	06/21/2012	4,467	4,366	(101)
CAC 40 10 EURO Future	13	Short	05/18/2012	544	549	5
Canadian Government 10-Year Bond Future	206	Short	06/20/2012	27,537	27,484	(53)
Euro-BUND Future	346	Long	06/07/2012	64,619	64,145	474
FTSE 100 Index Future	88	Long	06/15/2012	8,162	8,203	(41)
FTSE/MIB Index Future	29	Long	06/15/2012	2,755	2,762	(7)
German Stock Exchange Future	160	Long	06/15/2012	35,872	36,809	(937)
Hang Seng Index Future	9	Short	05/30/2012	1,215	1,194	(21)
IBEX 35 Index Future	61	Long	05/18/2012	5,549	5,788	(239)
Japan 10-Year Bond Future	22	Short	06/11/2012	39,437	39,311	(126)
KOSPI2 Index Future	55	Long	06/14/2012	6,451	6,515	(64)
Live Cattle Future	45	Long	08/31/2012	2,092	2,288	(196)
Live Cattle Future	224	Long	06/29/2012	10,228	11,376	(1,148)
Long Gilt Future	188	Short	06/27/2012	35,273	35,210	(63)
MSCI Singapore Index Future	65	Short	05/30/2012	3,580	3,563	(17)
MSCI Taiwan Stock Index Future	34	Long	05/30/2012	909	914	(5)
NIKKEI 225 Index Future	28	Long	06/07/2012	3,332	3,420	(88)
Russell 2000 Mini Future	85	Long	06/15/2012	6,927	6,923	4
S&P 500 (E-Mini) Future	100	Long	06/15/2012	6,968	6,799	169
S&P/TSX 60 Index Future	24	Short	06/14/2012	3,394	3,437	43
Stockholm Stock Exchange Future	392	Long	05/18/2012	6,109	5,958	151
U.S. Treasury 10-Year Note Future	541	Long	06/20/2012	71,564	71,095	469
U.S. Treasury 2-Year Note Future	19	Long	06/29/2012	4,190	4,184	6
U.S. Treasury 30-Year Bond Future	5	Long	06/20/2012	714	712	2
U.S. Treasury 5-Year Note Future	66	Long	06/29/2012	8,171	8,141	30
U.S. Treasury CME Ultra Long Term Bond Future	76	Long	06/20/2012	11,994	11,872	122
						$(1,625)

*      The number of contracts does not omit 000's.

Cash of $14,605 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2012.

The accompanying notes are an integral part of these financial statements.

16

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
AUD	CBA	Sell	$10,274	$10,242	05/31/2012	$(32)
AUD	CBK	Sell	3,890	3,890	05/31/2012	–
AUD	CBK	Sell	6,223	6,204	05/31/2012	(19)
AUD	GSC	Buy	5,338	5,292	07/19/2012	46
AUD	JPM	Sell	2,490	2,489	05/31/2012	(1)
AUD	RBC	Buy	13,410	13,313	05/31/2012	97
AUD	SSG	Sell	3,801	3,799	05/31/2012	(2)
CAD	BBH	Sell	79	79	05/03/2012	–
CAD	BMO	Buy	3,310	3,311	05/31/2012	(1)
CAD	BMO	Sell	3,385	3,402	05/31/2012	17
CAD	DEUT	Sell	3,384	3,399	05/31/2012	15
CAD	GSC	Sell	13,494	13,589	05/31/2012	95
CAD	JPM	Buy	3,310	3,311	05/31/2012	(1)
CAD	RBC	Buy	6,621	6,623	05/31/2012	(2)
CAD	RBC	Buy	27,031	26,950	05/31/2012	81
CAD	RBC	Sell	3,384	3,400	05/31/2012	16
CAD	RBC	Buy	6,454	6,414	07/19/2012	40
CAD	SSG	Sell	3,385	3,401	05/31/2012	16
CHF	CSFB	Sell	13,516	13,397	05/31/2012	(119)
CHF	DEUT	Buy	7,721	7,648	07/19/2012	73
CHF	MSC	Sell	219	219	05/04/2012	–
CLP	CSFB	Buy	3,039	3,031	05/31/2012	8
CNY	CBK	Sell	447	441	07/27/2012	(6)
CNY	DEUT	Buy	2,263	2,236	07/27/2012	27
CNY	JPM	Buy	2,982	2,891	07/27/2012	91
CNY	JPM	Sell	4,384	4,408	07/27/2012	24
CNY	JPM	Buy	10,717	10,673	12/07/2012	44
CNY	JPM	Sell	2,945	2,950	09/06/2013	5
CNY	JPM	Sell	413	408	07/27/2012	(5)
CNY	JPM	Buy	9,751	9,792	12/07/2012	(41)
CNY	JPM	Sell	20,469	20,165	12/07/2012	(304)
CNY	JPM	Buy	2,945	3,004	09/06/2013	(59)
EUR	BCLY	Buy	3,277	3,280	06/20/2012	(3)
EUR	BCLY	Sell	6,416	6,466	06/20/2012	50
EUR	BOA	Sell	3,277	3,224	06/20/2012	(53)
EUR	CBK	Sell	188	188	06/20/2012	–
EUR	CSFB	Sell	173	173	06/20/2012	–
EUR	CSFB	Buy	173	173	05/03/2012	–
EUR	DEUT	Sell	223	223	05/03/2012	–
EUR	DEUT	Sell	444	444	05/04/2012	–
EUR	JPM	Buy	13,468	13,421	05/31/2012	47
EUR	JPM	Buy	21,300	21,130	07/19/2012	170
GBP	DEUT	Sell	586	586	05/03/2012	–
GBP	GSC	Sell	15,844	15,751	05/31/2012	(93)
GBP	WEST	Buy	26,088	25,451	07/19/2012	637
HKD	CSFB	Buy	53	53	05/03/2012	–
HKD	SSG	Sell	221	221	05/02/2012	–
ILS	UBS	Sell	13	13	05/02/2012	–
JPY	BCLY	Sell	42,114	41,462	05/31/2012	(652)
JPY	BCLY	Sell	1,618	1,593	07/19/2012	(25)
JPY	CSFB	Sell	503	498	05/07/2012	(5)
JPY	RBC	Sell	282	277	05/01/2012	(5)
MXN	BCLY	Buy	1,719	1,707	06/20/2012	12
MXN	DEUT	Sell	51	51	05/04/2012	–
MXN	RBC	Buy	1,697	1,739	06/20/2012	(42)
MXN	RBC	Sell	8,508	8,457	07/19/2012	(51)
MXN	RBC	Buy	1,618	1,608	07/19/2012	10
NOK	CBK	Buy	414	408	07/19/2012	6

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2012 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
NOK	GSC	Sell	$11,705	$11,524	06/20/2012	$(181)
NOK	JPM	Sell	21	21	05/04/2012	–
NZD	CBK	Sell	6,421	6,342	06/20/2012	(79)
SEK	BCLY	Sell	4,404	4,358	06/20/2012	(46)
SEK	JPM	Buy	4,302	4,240	07/19/2012	62
						$(138)

Credit Default Swap Contracts Outstanding at April 30, 2012

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CDX.EM.17	GSC	$38,900	Sell	5.00%	06/20/17	$5,096	$4,511	$(585)
CDX.NA.HY.16	GSC	1,795	Sell	5.00%	06/20/16	37	(2)	(39)
CDX.NA.HY.16	MSC	8,342	Sell	5.00%	06/20/16	230	(11)	(241)
CDX.NA.HY.17	JPM	6,693	Sell	5.00%	12/20/16	(486)	(146)	340
CMBX.NA.AAA.2	MSC	5,475	Sell	0.07%	03/15/49	(166)	(308)	(142)
LCDX.NA.15	GSC	6,111	Sell	2.50%	12/20/15	61	16	(45)
LCDX.NA.17	BCLY	12,544	Sell	2.50%	12/20/16	(928)	(55)	873
						$3,844	$4,005	$161

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swap Contracts Outstanding at April 30, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	1.19% Fixed	CHF LIBOR 6M	$15,149	02/13/22	$–	$(210)	$(210)
BCLY	CLPUF	2.41% Fixed	1,480	04/04/22	–	(2)	(2)
GSC	1.10% Fixed	CHF LIBOR 6M	1,003	04/16/22	–	(3)	(3)
GSC	1.14% Fixed	CHF LIBOR 6M	16,438	04/24/22	–	(116)	(116)
GSC	CLICP Camara	2.35% Fixed	1,570	04/16/22	–	(12)	(12)
					$–	$(343)	$(343)

╪	See Significant Accounting Policies of accompanying Notes to Consolidated Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

18

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BBH	Brown Brothers Harriman & Co.
BCLY	Barclays Capital, Inc.
BMO	Bank of Montreal
BOA	Banc of America Securities LLC
CBA	Commonwealth Band of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets Index
CDX.NA.HY	Credit Derivatives North American High Yield Index
CMBX.NA	Markit Commercial Mortgage Backed North American Index
LCDX.NA	Credit Derivatives North American Loan Index
S&P	Standard & Poors Index
TSX	Toronto Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate
CLPUF	Chilean Unidada de Fomentos Rate
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
IB	International Bank
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global All-Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$10,801	$818	$9,983	$–
Banks	43,709	22,877	20,832	–
Capital Goods	40,431	24,022	16,409	–
Commercial & Professional Services	3,253	2,494	759	–
Consumer Durables & Apparel	11,197	7,700	3,497	–
Consumer Services	5,549	3,804	1,745	–
Diversified Financials	17,393	14,167	3,226	–
Energy	52,465	36,654	15,811	–
Finance	221	221	–	–
Food & Staples Retailing	6,294	3,327	2,967	–
Food, Beverage & Tobacco	25,660	15,259	10,401	–
Health Care Equipment & Services	5,825	4,459	1,366	–
Household & Personal Products	5,697	2,985	2,712	–
Insurance	17,435	8,535	8,900	–
Materials	29,776	13,212	15,753	811
Media	15,591	14,364	1,227	–
Pharmaceuticals, Biotechnology & Life Sciences	18,461	8,966	9,495	–
Real Estate	6,187	3,158	3,029	–
Retailing	12,854	5,139	7,221	494
Semiconductors & Semiconductor Equipment	12,369	7,289	5,080	–
Software & Services	25,679	20,686	4,993	–
Technology Hardware & Equipment	17,173	10,705	6,468	–
Telecommunication Services	15,886	5,030	10,856	–
Transportation	6,982	4,277	2,705	–
Utilities	21,484	7,988	13,496	–
Total	428,372	248,136	178,931	1,305
Corporate Bonds	29,593	–	29,593	–
Exchange Traded Funds	23,823	23,823	–	–
Foreign Government Obligations	43,010	–	42,182	828
Preferred Stocks	2,060	1,676	384	–
U.S. Government Agencies	58,568	–	58,568	–
Short-Term Investments	309,894	–	308,862	1,032
Total	$895,320	$273,635	$618,520	$3,165
Credit Default Swaps*	1,213	–	1,213	–
Foreign Currency Contracts*	1,689	–	1,689	–
Futures*	1,481	1,481	–	–
Total	$4,383	$1,481	$2,902	$–
Liabilities:
Credit Default Swaps*	1,052	–	910	142
Foreign Currency Contracts*	1,827	–	1,827	–
Futures*	3,106	3,106	–	–
Interest Rate Swaps*	343	–	343	–
Total	$6,328	$3,106	$3,080	$142

♦	For the six-month period ended April 30, 2012, investments valued at $297 were transferred from Level 1 to Level 2, and investments valued at $2,457 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Consolidated Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

20

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Common Stocks	$3	$17	$(722	)†	$—	$2,002	$(178)	$183	$—	$1,305
Foreign Government Obligations	322	(126)	124	‡	4	778	(274)	—	—	828
Short-Term Investments	—	—	3	§	29	1,000	—	—	—	1,032
Total	$325	$(109)	$(595)		$33	$3,780	$(452)	$183	$—	$3,165

Liabilities:
Swaps**	$(221)	$— ††	$79	‡‡	$—	$—	$—	$—	$—	$(142)
Total	$(221)	$—	$79		$—	$—	$—	$—	$—	$(142)

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(698).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $49.
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $3.
**	Derivative instruments not reflected in the Consolidated Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
††	The realized gain (loss) earned for swaps during the period ended April 30, 2012 rounds to zero.
‡‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $79.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global All-Asset Fund
Consolidated Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $882,931)	$895,320
Cash	15,188	*,†
Foreign currency on deposit with custodian (cost $97)	97
Unrealized appreciation on foreign currency contracts	1,689
Unrealized appreciation on swap contracts	1,213
Receivables:
Investment securities sold	24,262
Fund shares sold	1,878
Dividends and interest	2,871
Variation margin	722
Swap premiums paid	5,424
Other assets	157
Total assets	948,821
Liabilities:
Unrealized depreciation on foreign currency contracts	1,827
Unrealized depreciation on swap contracts	1,395
Payables:
Investment securities purchased	68,184
Fund shares redeemed	2,023
Investment management fees	126
Administrative fees	—
Distribution fees	47
Variation margin	950
Accrued expenses	142
Swap premiums received	1,580
Other liabilities	73
Total liabilities	76,347
Net assets	$872,474
Summary of Net Assets:
Capital stock and paid-in-capital	$885,480
Undistributed net investment income	1,394
Accumulated net realized loss	(24,873)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	10,473
Net assets	$872,474

* Cash of $14,605 was pledged as initial margin deposit and collateral for open futures contracts at April 30, 2012.

† Cash of $560 was pledged as collateral for open swap contracts at April 30, 2012.

The accompanying notes are an integral part of these financial statements.

22

Shares authorized	700,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.06/$11.70
Shares outstanding	29,878
Net assets	$330,506
Class C: Net asset value per share	$10.99
Shares outstanding	18,410
Net assets	$202,316
Class I: Net asset value per share	$11.08
Shares outstanding	20,292
Net assets	$224,845
Class R3: Net asset value per share	$11.07
Shares outstanding	343
Net assets	$3,796
Class R4: Net asset value per share	$11.15
Shares outstanding	99
Net assets	$1,102
Class R5: Net asset value per share	$11.08
Shares outstanding	222
Net assets	$2,456
Class Y: Net asset value per share	$11.08
Shares outstanding	9,695
Net assets	$107,453

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global All-Asset Fund
Consolidated Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$5,382
Interest	1,708
Less: Foreign tax withheld	(307)
Total investment income	6,783

Expenses:
Investment management fees	4,190
Administrative services fees	5
Transfer agent fees	474
Distribution fees
Class A	423
Class C	1,036
Class R3	8
Class R4	1
Custodian fees	65
Accounting services fees	112
Registration and filing fees	97
Board of Directors' fees	11
Audit fees	16
Other expenses	73
Total expenses (before waivers and fees paid indirectly)	6,511
Expense waivers	(1,590)
Commission recapture	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(1,590)
Total expenses, net	4,921
Net Investment Income	1,862
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(5,939)
Net realized gain on futures	8,885
Net realized gain on swap contracts	909
Net realized loss on foreign currency contracts	(103)
Net realized loss on other foreign currency transactions	(1,113)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	2,639
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	39,597
Net unrealized depreciation of futures	(5,392)
Net unrealized appreciation of swap contracts	1,965
Net unrealized appreciation of foreign currency contracts	468
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	42
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	36,680
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	39,319
Net Increase in Net Assets Resulting from Operations	$41,181

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global All-Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,862	$1,496
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	2,639	(21,923)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	36,679	(32,825)
Net Increase (Decrease) In Net Assets Resulting From Operations	41,180	(53,252)
Distributions to Shareholders:
From net investment income
Class A	(2,063)	(449)
Class C	—	(114)
Class I	(2,277)	(356)
Class R3	(10)	—
Class R4	—	(3)
Class R5	(23)	(7)
Class Y	(1,047)	(33)
Total from net investment income	(5,420)	(962)
From net realized gain on investments
Class A	—	(1,004)
Class C	—	(502)
Class I	—	(689)
Class R3	—	(18)
Class R4	—	(18)
Class R5	—	(18)
Class Y	—	(81)
Total from net realized gain on investments	—	(2,330)
Total distributions	(5,420)	(3,292)
Capital Share Transactions:
Class A	(55,883)	305,345
Class C	(23,069)	184,749
Class I	(47,214)	212,067
Class R3	500	1,289
Class R4	(145)	(701)
Class R5	20	215
Class Y	90,246	3,214
Net increase (decrease) from capital share transactions	(35,545)	706,178
Net Increase In Net Assets	215	649,634
Net Assets:
Beginning of period	872,259	222,625
End of period	$872,474	$872,259
Undistributed (distribution in excess of) net investment income (loss)	$1,394	$4,952

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Global All-Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at

26

the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

27

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Consolidated Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

28

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)	Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

29

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Consolidated Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Consolidated Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Consolidated Schedule of Investments as of April 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the

30

Consolidated Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of April 30, 2012.

c)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Consolidated Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Consolidated Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Consolidated Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Consolidated Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

31

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Consolidated Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding credit default swaps as of April 30, 2012.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding interest rate swaps as of April 30, 2012.

32

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,689	$—	$—	$—	$—	$1,689
Unrealized appreciation on swap contracts	—	—	1,213	—	—	—	1,213
Variation margin receivable *	296	—	—	298	128	—	722
Total	$296	$1,689	$1,213	$298	$128	$—	$3,624

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,827	$—	$—	$—	$—	$1,827
Unrealized depreciation on swap contracts	343	—	1,052	—	—	—	1,395
Variation margin payable *	123	—	—	827	—	—	950
Total	$466	$1,827	$1,052	$827	$—	$—	$4,172

* Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(1,625) as reported in the Consolidated Schedule of Investments.

The ratio of futures contracts to net assets at April 30, 2012, was 30.67% compared to the six-month average ratio of 20.57% during the six-month period ended April 30, 2012. The volumn of the other derivatives that are presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for

the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$4,091	$—	$—	$9,689	$(4,895)	$—	$8,885
Net realized gain (loss) on swap contracts	(395)	—	1,304	—	—	—	909
Net realized loss on foreign currency contracts	—	(103)	—	—	—	—	(103)
Total	$3,696	$(103)	$1,304	$9,689	$(4,895)	$—	$9,691

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$1,006	$—	$—	$(5,903)	$(495)	$—	$(5,392)
Net change in unrealized appreciation (depreciation) of swap contracts	(343)	—	2,308	—	—	—	1,965
Net change in unrealized appreciation of foreign currency contracts	—	468	—	—	—	—	468
Total	$663	$468	$2,308	$(5,903)	$(495)	$—	$(2,959)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less

33

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

34

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010 *
Ordinary Income	$2,677	$—
Long-Term Capital Gains ‡	615	—

*	The Fund commenced operations on May 28, 2010
‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$4,573
Accumulated Capital Losses *	(18,759)
Unrealized Depreciation †	(34,580)
Total Accumulated Deficit	$(48,766)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$3,803
Accumulated Net Realized Gain (Loss)	(4,871)
Capital Stock and Paid-in-Capital	1,068

35

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2019	$18,759
Total	$18,759

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9000%
On next $500 million	0.8000%
On next $1.5 billion	0.7300%
On next $2.5 billion	0.7000%
On next $5 billion	0.6600%
Over $10 billion	0.6550%

36

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

HIFSCO voluntarily agreed to waive management fees of 0.40% of average daily net assets until February 29, 2012.

HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	0.90%	1.40%	1.10%	0.90%	0.85%

From November 1, 2011 through February 29, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.30%	1.00%	0.70%	0.65%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Consolidated Statement of Operations.

37

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.04%
Class C	1.78
Class I	0.76
Class R3	1.33
Class R4	1.03
Class R5	0.76
Class Y	0.69

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $707 and contingent deferred sales charges of $71 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $26.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total

38

administrative services fees are shown on the Consolidated Schedule of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	51	15%
Class R4	52	53
Class R5	204	92
Class Y	97	1

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$970,040
Sales Proceeds Excluding U.S. Government Obligations	1,005,358

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,973	185	(8,403)	—	(5,245)	38,990	123	(12,389)	—	26,724
Amount	$31,686	$1,899	$(89,468)	$—	$(55,883)	$440,877	$1,360	$(136,892)	$—	$305,345
Class C
Shares	2,012	—	(4,174)	—	(2,162)	19,496	37	(3,217)	—	16,316
Amount	$21,396	$—	$(44,465)	$—	$(23,069)	$219,349	$407	$(35,007)	$—	$184,749
Class I
Shares	5,226	153	(9,814)	—	(4,435)	28,170	62	(9,524)	—	18,708
Amount	$55,753	$1,564	$(104,531)	$—	$(47,214)	$315,855	$685	$(104,473)	$—	$212,067
Class R3
Shares	83	1	(37)	—	47	270	2	(177)	—	95
Amount	$879	$9	$(388)	$—	$500	$3,062	$18	$(1,791)	$—	$1,289
Class R4
Shares	11	—	(25)	—	(14)	156	2	(245)	—	(87)
Amount	$118	$—	$(263)	$—	$(145)	$1,773	$21	$(2,495)	$—	$(701)
Class R5
Shares	31	3	(31)	—	3	17	2	—	—	19
Amount	$324	$23	$(327)	$—	$20	$192	$24	$(1)	$—	$215
Class Y
Shares	8,922	91	(463)	—	8,550	1,049	10	(814)	—	245
Amount	$94,363	$934	$(5,051)	$—	$90,246	$12,100	$114	$(9,000)	$—	$3,214
Total
Shares	19,258	433	(22,947)	—	(3,256)	88,148	238	(26,366)	—	62,020
Amount	$204,519	$4,429	$(244,493)	$—	$(35,545)	$993,208	$2,629	$(289,659)	$—	$706,178

39

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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41

The Hartford Global All-Asset Fund
Consolidated Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$10.63	$0.03	$–	$0.46	$0.49	$(0.06)	$–	$–	$(0.06)	$0.43	$11.06
C	10.53	(0.01)	–	0.47	0.46	–	–	–	–	0.46	10.99
I	10.66	0.04	–	0.48	0.52	(0.10)	–	–	(0.10)	0.42	11.08
R3	10.61	0.01	–	0.48	0.49	(0.03)	–	–	(0.03)	0.46	11.07
R4	10.64	0.03	–	0.48	0.51	–	–	–	–	0.51	11.15
R5	10.67	0.04	–	0.47	0.51	(0.10)	–	–	(0.10)	0.41	11.08
Y	10.67	0.04	–	0.48	0.52	(0.11)	–	–	(0.11)	0.41	11.08

For the Year Ended October 31, 2011 (E)
A	11.04	0.03	–	(0.32)	(0.29)	(0.03)	(0.09)	–	(0.12)	(0.41)	10.63
C	11.00	(0.05)	–	(0.32)	(0.37)	(0.01)	(0.09)	–	(0.10)	(0.47)	10.53
I	11.05	0.06	–	(0.32)	(0.26)	(0.04)	(0.09)	–	(0.13)	(0.39)	10.66
R3	11.02	0.01	–	(0.33)	(0.32)	–	(0.09)	–	(0.09)	(0.41)	10.61
R4	11.04	0.06	–	(0.36)	(0.30)	(0.01)	(0.09)	–	(0.10)	(0.40)	10.64
R5	11.05	0.08	–	(0.34)	(0.26)	(0.03)	(0.09)	–	(0.12)	(0.38)	10.67
Y	11.05	0.08	–	(0.33)	(0.25)	(0.04)	(0.09)	–	(0.13)	(0.38)	10.67

From May 28, 2010 (commencement of operations), through October 31, 2010 (E)
A(H)	10.00	(0.01)	–	1.05	1.04	–	–	–	–	1.04	11.04
C(H)	10.00	(0.04)	–	1.04	1.00	–	–	–	–	1.00	11.00
I(H)	10.00	–	–	1.05	1.05	–	–	–	–	1.05	11.05
R3(H)	10.00	(0.01)	–	1.03	1.02	–	–	–	–	1.02	11.02
R4(H)	10.00	0.01	–	1.03	1.04	–	–	–	–	1.04	11.04
R5(H)	10.00	0.02	–	1.03	1.05	–	–	–	–	1.05	11.05
Y(H)	10.00	0.01	–	1.04	1.05	–	–	–	–	1.05	11.05

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Consolidated Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.

42

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

4.70	%(F)	$330,506	1.40	%(G)	1.04	%(G)	1.04	%(G)	0.48	%(G)	61%
4.37	(F)	202,316	2.14	(G)	1.78	(G)	1.78	(G)	(0.26	)(G)	–
4.92	(F)	224,845	1.11	(G)	0.76	(G)	0.76	(G)	0.74	(G)	–
4.67	(F)	3,796	1.75	(G)	1.33	(G)	1.33	(G)	0.22	(G)	–
4.79	(F)	1,102	1.44	(G)	1.03	(G)	1.03	(G)	0.61	(G)	–
4.85	(F)	2,456	1.12	(G)	0.76	(G)	0.76	(G)	0.76	(G)	–
4.91	(F)	107,453	1.03	(G)	0.69	(G)	0.69	(G)	0.79	(G)	–

(2.67)		373,186	1.45		1.02		1.02		0.31		206
(3.36)		216,578	2.19		1.75		1.75		(0.43)		–
(2.44)		263,596	1.17		0.73		0.73		0.57		–
(2.93)		3,140	1.79		1.30		1.30		0.09		–
(2.71)		1,205	1.49		1.00		1.00		0.50		–
(2.36)		2,335	1.19		0.70		0.70		0.74		–
(2.34)		12,219	1.08		0.65		0.65		0.76		–

10.40	(F)	92,704	1.51	(G)	0.95	(G)	0.95	(G)	(0.16	)(G)	37
10.00	(F)	46,828	2.26	(G)	1.70	(G)	1.70	(G)	(0.92	)(G)	–
10.50	(F)	66,511	1.24	(G)	0.68	(G)	0.68	(G)	(0.01	)(G)	–
10.20	(F)	2,216	1.91	(G)	1.31	(G)	1.31	(G)	(0.18	)(G)	–
10.40	(F)	2,208	1.61	(G)	1.01	(G)	1.01	(G)	0.12	(G)	–
10.50	(F)	2,210	1.31	(G)	0.71	(G)	0.71	(G)	0.42	(G)	–
10.50	(F)	9,948	1.22	(G)	0.66	(G)	0.66	(G)	0.47	(G)	–

43

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Schedule of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

44

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

45

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited) - continued

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

46

The Hartford Global All-Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,047.00	$5.29	$1,000.00	$1,019.69	$5.22	1.04%	182	366
Class C	$1,000.00	$1,043.70	$9.04	$1,000.00	$1,016.01	$8.92	1.78	182	366
Class I	$1,000.00	$1,049.20	$3.87	$1,000.00	$1,021.08	$3.82	0.76	182	366
Class R3	$1,000.00	$1,046.70	$6.77	$1,000.00	$1,018.25	$6.67	1.33	182	366
Class R4	$1,000.00	$1,047.90	$5.24	$1,000.00	$1,019.74	$5.17	1.03	182	366
Class R5	$1,000.00	$1,048.50	$3.87	$1,000.00	$1,021.08	$3.82	0.76	182	366
Class Y	$1,000.00	$1,049.10	$3.52	$1,000.00	$1,021.43	$3.47	0.69	182	366

47

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GAA12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

The Hartford Global Enhanced Dividend Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Enhanced Dividend Fund inception 11/30/2007
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks a high level of current income. Capital appreciation is a secondary objective.

Performance Overview 11/30/07 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Global Enhanced Dividend A#	7.43%	2.30%	-1.61%
Global Enhanced Dividend A##		-3.32%	-2.86%
Global Enhanced Dividend C#	7.05%	1.67%	-2.34%
Global Enhanced Dividend C##		0.71%	-2.34%
Global Enhanced Dividend I#	7.55%	2.56%	-1.38%
Global Enhanced Dividend R3#	7.20%	1.84%	-2.06%
Global Enhanced Dividend R4#	7.35%	2.29%	-1.75%
Global Enhanced Dividend R5#	7.50%	2.46%	-1.47%
Global Enhanced Dividend Y#	7.55%	2.56%	-1.38%
MSCI World Value Index	6.49%	-6.83%	-3.34%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Paul Bukowski, CFA	Kurt Cubbage, CFA
Senior Vice President	Vice President

2

The Hartford Global Enhanced Dividend Fund
Diversification by Country
April 30, 2012 (Unaudited)
(000’s Omitted)

Diversification by Country - Long Positions

as of April 30, 2012

Country	Percentage of Net Assets
Argentina	0.2%
Australia	1.2
Belgium	0.5
Brazil	1.3
Canada	5.0
Chile	0.8
China	0.6
Finland	1.0
France	4.2
Germany	1.1
Hong Kong	1.0
Israel	0.5
Italy	1.8
Japan	6.9
Luxembourg	0.6
Mexico	0.5
Netherlands	2.8
New Zealand	0.8
Norway	1.3
Philippines	0.3
South Africa	0.5
South Korea	0.3
Spain	0.6
Switzerland	2.7
Taiwan	1.7
United Kingdom	11.1
United States	86.5
Short-Term Investments	2.5
Total Long Positions	138.3
Short Positions	(38.5)
Other Assets and Liabilities	0.2
Total	100.0%

Diversification by Country - Securities Sold Short

as of April 30, 2012

Country	Percentage of Net Assets
Canada	0.5%
China	0.1
France	0.2
India	0.3
Ireland	0.3
Mexico	0.4
United Kingdom	0.4
United States	36.3
Total	38.5%

3

The Hartford Global Enhanced Dividend Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 138.3%
COMMON STOCKS - 135.8%
	Automobiles & Components - 0.7%
1	Thor Industries, Inc. ‡	$20
—	Toyota Motor Corp. ADR ‡	39
		59
	Banks - 12.5%
—	Banco de Chile ADR ‡	43
2	Banco Santander S.A. ADR ‡	12
—	Bank of Hawaii Corp. ‡	16
1	Bank of Montreal ‡	55
3	Barclays Bank plc ADR ‡	49
1	BB&T Corp. ‡	42
1	Canadian Imperial Bank of Commerce ‡	41
1	CNB Financial Corp. ‡	9
1	First Financial Bancorp ‡	22
2	FirstMerit Corp. ‡	28
2	FNB Corp. ‡	28
—	Hancock Holding Co. ‡	6
—	Iberiabank Corp. ‡	6
—	M&T Bank Corp. ‡	23
36	Mitsubishi UFJ Financial Group, Inc. ADR ‡	171
14	Mizuho Financial Group, Inc. ADR ‡	44
2	New York Community Bancorp, Inc. ‡	21
—	Park National Corp. ‡	23
1	Royal Bank of Canada ‡	76
—	Shinhan Financial Group Co., Ltd. ADR ‡	13
—	Southside Bancshares, Inc. ‡	9
1	Toronto-Dominion Bank ADR ‡	113
—	Trustmark Corp. ‡	7
3	US Bancorp ‡	85
2	Wells Fargo & Co. ‡	72
1	Westpac Banking Corp. ADR ‡	109
		1,123
	Capital Goods - 9.9%
1	3M Co. ‡	119
1	ABB Ltd. ADR ‡	23
4	Aircastle Ltd. ‡	43
1	Boeing Co. ‡	46
—	Crane Co. ‡	15
—	Eaton Corp. ‡	22
—	Emerson Electric Co. ‡	22
2	General Electric Co. ‡	35
—	Honeywell International, Inc. ‡	28
1	Hubbell, Inc. Class B ‡	47
—	Huntington Ingalls Industries, Inc. ●‡	2
—	Illinois Tool Works, Inc. ‡	10
4	Koninklijke Philips Electronics N.V. ‡	85
1	Lockheed Martin Corp. ‡	98
—	National Presto Industries, Inc. ‡	22
—	Northrop Grumman Corp. ‡	24
1	Raytheon Co. ‡	49
1	Rockwell Automation, Inc. ‡	53
—	Stanley Black & Decker, Inc. ‡	26
2	TAL International Group, Inc. ‡	74
1	Textainer Group Holdings Ltd. ‡	48
		891
	Commercial & Professional Services - 3.2%
1	Avery Dennison Corp. ‡	27
2	Deluxe Corp. ‡	50
6	Pitney Bowes, Inc. ‡	105
6	R.R. Donnelley & Sons Co. ‡	72
1	Waste Management, Inc. ‡	36
		290
	Consumer Durables & Apparel - 2.0%
1	Garmin Ltd. ‡	50
2	Leggett & Platt, Inc. ‡	41
1	Movado Group ‡	24
1	Sony Corp. ADR ‡	14
—	V.F. Corp. ‡	49
		178
	Consumer Services - 4.7%
2	Domino’s Pizza, Inc. ‡	85
3	Intercontinental Hotels Group plc ‡	71
3	McDonald’s Corp. ‡	270
		426
	Diversified Financials - 6.5%
—	Administradora de Fondos de Pensiones Provida S.A. ‡	26
6	Ares Capital Corp. ‡	88
3	BGC Partners, Inc. ‡	23
—	BlackRock, Inc. ‡	50
—	CME Group, Inc. ‡	21
—	Diamond Hill Investment Group ‡	20
—	Eaton Vance Corp. ‡	12
1	Epoch Holding Corp. ‡	25
2	JP Morgan Chase & Co. ‡	76
1	LPL Investment Holdings, Inc. ●‡	43
1	Main Street Capital Corp. ‡	26
1	Nelnet, Inc. ‡	32
3	NYSE Euronext ‡	78
1	Orix Corp. ADR ‡	47
2	PennantPark Investment Corp. ‡	21
		588
	Energy - 16.2%
—	Cenovus Energy, Inc. ‡	13
1	Chevron Corp. ‡	129
—	China Petroleum & Chemical Corp. ADR ‡	30
—	CNOOC Ltd. ADR ‡	25
1	ConocoPhillips Holding Co. ‡	41
1	Diamond Offshore Drilling, Inc. ‡	80
3	Enerplus Resources Fund ‡	59
3	Eni S.p.A. ADR ‡	133
1	Exxon Mobil Corp. ‡	124
1	HollyFrontier Corp. ‡	26
—	Knightsbridge Tankers Ltd. ADR ‡	4
—	PetroChina Co., Ltd. ADR ‡	24
2	Repsol-YPF S.A. ADR ‡	40
2	Royal Dutch Shell plc ADR ‡	125
1	Sasol Ltd. ADR ‡	48
2	Ship Finance International Ltd. ‡	29
2	Spectra Energy Corp. ‡	64
4	Statoilhydro ASA ADR ‡	113
1	Teekay Tankers Ltd. ‡	8
6	Total S.A. ADR ‡	276
1	Transcanada Corp. ‡	48
—	WSP Holdings Ltd. ●‡	1
1	YPF Sociedad Anonima ADR ‡	19
		1,459

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 138.3% - (continued)
COMMON STOCKS - 135.8% - (continued)
	Food & Staples Retailing - 0.6%
2	Supervalu, Inc. ‡	$14
1	Sysco Corp. ‡	37
		51
	Food, Beverage & Tobacco - 9.0%
1	Anheuser-Busch InBev N.V. ‡	44
1	British American Tobacco plc ‡	90
1	Coca-Cola Co. ‡	76
—	Diageo plc ADR ‡	36
1	H.J. Heinz Co. ‡	37
2	Kraft Foods, Inc. ‡	91
1	Lorillard, Inc. ‡	139
—	PepsiCo, Inc. ‡	18
1	Philip Morris International, Inc. ‡	94
1	Reynolds American, Inc. ‡	43
3	Unilever N.V. NY Shares ADR ‡	118
1	Vector Group Ltd. ‡	25
		811
	Insurance - 4.3%
1	Aflac, Inc. ‡	23
2	Allstate Corp. ‡	50
3	Aviva plc ‡	27
6	Axa ADR ‡	84
—	Axis Capital Holdings Ltd. ‡	11
1	Chubb Corp. ‡	51
2	Manualife Financial Corp. ‡	23
3	Prudential Financial, Inc. ‡	72
1	Sun Life Financial ‡	24
—	Travelers Cos., Inc. ‡	19
		384
	Materials - 6.1%
1	ArcelorMittal ADR ‡	21
5	Boise, Inc. ‡	38
1	Dow Chemical Co. ‡	23
2	E.I. DuPont de Nemours & Co. ‡	87
2	Freeport-McMoRan Copper & Gold, Inc. ‡	64
1	MeadWestvaco Corp. ‡	28
4	Noranda Aluminium Holding Corp. ‡	43
—	Nucor Corp. ‡	18
2	RPM International, Inc. ‡	63
1	Southern Copper Corp. ‡	25
1	Syngenta AG ADR ‡	46
1	Ternium S.A. ADR ‡	30
2	Vale S.A. SP ADR ‡	42
1	Worthington Industries, Inc. ‡	26
		554
	Media - 1.8%
2	Cinemark Holdings, Inc. ‡	52
1	McGraw-Hill Cos., Inc. ‡	28
2	Pearson plc ‡	44
1	Reed Elsevier N.V. ‡	21
2	Regal Entertainment Group ‡	21
		166
	Pharmaceuticals, Biotechnology & Life Sciences - 13.8%
2	Abbott Laboratories ‡	145
4	Eli Lilly & Co. ‡	181
4	GlaxoSmithKline plc ADR ‡	180
2	Johnson & Johnson ‡	148
5	Merck & Co., Inc. ‡	191
3	Novartis AG ADR ‡	171
10	PDL Biopharma, Inc. ‡	65
7	Pfizer, Inc. ‡	159
		1,240
	Real Estate - 6.9%
2	American Capital Agency Corp. ‡	50
4	Anworth Mortgage Asset Corp. ‡	27
2	Capstead Mortgage Corp. ‡	24
15	Chimera Investment Corp. ‡	43
1	CommonWealth REIT ‡	24
2	CYS Investments, Inc. ‡	23
2	Duke Realty, Inc. ‡	24
—	Entertainment Properties Trust ‡	12
1	Government Properties Income Trust ‡	26
1	HCP, Inc. ‡	23
—	Health Care, Inc. ‡	20
2	Hospitality Properties Trust ‡	44
2	Medical Properties Trust, Inc. ‡	18
—	National Health Investors, Inc. ‡	23
2	National Retail Properties, Inc. ‡	46
1	Potlatch Corp. ‡	18
3	Resource Capital Corp. ‡	15
1	Senior Housing Properties Trust ‡	19
—	Sun Communities, Inc. ‡	19
2	Two Harbors Investment Corp. ‡	23
1	UDR, Inc. ‡	32
1	Ventas, Inc. ‡	57
1	Weyerhaeuser Co. ‡	16
		626
	Retailing - 2.7%
1	Buckle (The), Inc. ‡	50
1	DSW, Inc. ‡	50
2	Foot Locker, Inc. ‡	48
—	Genuine Parts Co. ‡	28
—	Home Depot, Inc. ‡	13
—	J.C. Penney Co., Inc. ‡	11
2	Nutri/System, Inc. ‡	23
—	Winmark Corp. ‡	22
		245
	Semiconductors & Semiconductor Equipment - 4.8%
1	Analog Devices, Inc. ‡	25
1	ASML Holding N.V. ADR ‡	26
1	Cabot Microelectronics Corp. ‡	45
2	Intel Corp. ‡	68
2	Intersil Corp. ‡	24
1	Linear Technology Corp. ‡	18
1	Maxim Integrated Products, Inc. ‡	32
1	Microchip Technology, Inc. ‡	45
10	Taiwan Semiconductor Manufacturing Co., Ltd. ADR ‡	150
		433
	Software & Services - 4.1%
—	AOL, Inc. ●‡	4
4	Earthlink, Inc. ‡	35
13	iPass, Inc. ●‡	33
1	North American Equity ‡	7
3	Paychex, Inc. ‡	93

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
LONG POSITIONS - 138.3% - (continued)
COMMON STOCKS - 135.8% - (continued)
	Software & Services - 4.1% - (continued)
1	S.p.A. ADR ‡		$81
4	United Online, Inc. ‡		18
2	VeriSign, Inc. ‡		101
			372
	Technology Hardware & Equipment - 4.7%
1	Anixter International, Inc. ●‡		49
5	Canon, Inc. ADR ‡		204
1	Fujifilm Holdings Corp. ‡		13
—	Hitachi Ltd. ‡		29
1	Molex, Inc. ‡		31
25	Nokia Corp. ADR ‡		93
1	PC Connection, Inc. ‡		6
			425
	Telecommunication Services - 11.1%
2	Alaska Communications Systems Group, Inc. ‡		5
3	AT&T, Inc. ‡		108
1	China Mobile Ltd. ADR ‡		44
1	Chorus Ltd. ADR ●‡		15
1	Consolidated Communications Holdings, Inc. ‡		22
2	Deutsche Telekom AG ADR ‡		21
1	France Telecom S.A. ADR ‡		17
7	Frontier Communications Corp. ‡		29
3	Hutchison Telecommunications ADR ‡		23
1	Lumos Networks Corp. ‡		10
1	Nippon Telegraph & Telephone Corp. ADR ‡		19
1	NTELOS Holdings Corp. ‡		22
2	NTT Docomo, Inc. ‡		40
4	Oi S.A. ADR ‡		71
7	Partner Communications Co., Ltd. ADR ‡		49
1	Philippine Long Distance Telephone Co. ADR ‡		30
1	SK Telecom Co., Ltd. ADR ‡		17
5	Telecom Corp. of New Zealand Ltd. ADR ‡		58
3	Telecom Italia S.p.A. ADR ‡		31
1	USA Mobility, Inc. ‡		15
4	Verizon Communications, Inc. ‡		143
8	Vodafone Group plc ADR ‡		214
			1,003
	Transportation - 0.8%
1	Grupo Aeroportuario del Pacifico SAB de CV ADR ‡		43
1	Universal Truckload Services ‡		13
1	Werner Enterprises, Inc. ‡		20
			76
	Utilities - 9.4%
—	AGL Resources, Inc. ‡		19
1	Alliant Energy Corp. ‡		50
2	Ameren Corp. ‡		80
1	American Electric Power Co., Inc. ‡		40
1	DTE Energy Co. ‡		55
4	Duke Energy Corp. ‡		88
1	Exelon Corp. ‡		38
1	FirstEnergy Corp. ‡		46
2	National Grid plc ‡		95
3	Pepco Holdings, Inc. ‡		55
2	Pinnacle West Capital Corp. ‡		101
1	PPL Corp. ‡		39
1	SCANA Corp. ‡		41
1	Southern Co. ‡		42
2	TECO Energy, Inc. ‡		30
1	Vectren Corp. ‡		28
			847
	Total common stocks
	(cost $11,149)		$12,247

	Total long-term investments
	(cost $11,149)		$12,247

SHORT-TERM INVESTMENTS - 2.5%
	Investment Pools and Funds - 2.5%
221	State Street Bank U.S. Government Money Market Fund		$221

	Total short-term investments
	(cost $221)		$221

	Total long positions
	(cost $11,370) ▲	138.3%	$12,468
	Securities sold short
	(proceeds $2,849)▲	(38.5)%	(3,476)
	Other assets and liabilities	0.2%	26
	Total net assets	100.0%	$9,018

Shares or Principal Amount		Market Value ╪
SECURITIES SOLD SHORT – 38.5%
COMMON STOCK – 38.5%
	Automobiles & Components - 0.7%
1	Dana Holding Corp.	$19
3	Exide Technologies●	9
1	Tenneco Automotive, Inc.●	37
		65
	Banks - 1.0%
1	CIT Group, Inc.●	24
1	Signature Bank●	35
1	Texas Capital Bankshares, Inc.●	27
		86
	Capital Goods - 3.5%
—	AAR Corp.	7
1	Aecom Technology Corp.●	17
—	Ceradyne, Inc.	10
1	EMCOR Group, Inc.	24
2	Empresas ICA S.A.B. de C.V.●	18
—	Enpro Industries, Inc.●	14
—	ESCO Technologies, Inc.	11
1	Gardner Denver Machinery, Inc.	34
1	General Cable Corp.●	19
—	Rush Enterprises, Inc.●	8
—	Seaboard Corp.●	26
1	Spirit Aerosystems Holdings, Inc.●	35
1	Tecumseh Products Co. Class A●	3
1	Textron, Inc.	19
—	Titan Machinery, Inc.●	17
—	TransDigm Group, Inc.●	28

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
SECURITIES SOLD SHORT – 38.5% - (continued)
COMMON STOCK – 38.5% - (continued)
	Capital Goods - 3.5% - (continued)
1	Trimas Corp.●	$26
		316
	Commercial & Professional Services - 1.6%
1	Geo Group, Inc.●	23
2	KAR Auction Services, Inc.●	30
1	Kforce, Inc.●	8
1	Korn/Ferry International●	9
—	Mobile Mini, Inc.●	7
1	Navigant Consulting, Inc.●	10
—	Stericycle, Inc.●	19
—	Sykes Enterprises, Inc.●	7
1	Waste Connections, Inc.	30
		143
	Consumer Durables & Apparel - 2.1%
1	Desarrolladora Homex SAB de CV●	14
1	Hanesbrands, Inc.●	30
1	La-Z-Boy, Inc.●	12
1	Mohawk Industries, Inc.●	37
1	Pulte Group, Inc.●	10
2	Toll Brothers, Inc.●	57
—	Under Armour, Inc. Class A●	23
—	Universal Electronics, Inc.●	7
		190
	Consumer Services - 0.9%
2	Denny’s Corp.●	9
1	Grand Canyon Education, Inc.●	11
1	Jack in the Box, Inc.●	25
2	Lakes Entertainment, Inc.●	5
—	Peet’s Coffee & Tea, Inc.●	14
1	Scientific Games Corp. Class A●	15
1	Sonic Corp.●	5
		84
	Energy - 2.7%
—	Bill Barrett Corp.●	7
—	Bristow Group, Inc.	9
—	Carrizo Oil & Gas, Inc.●	10
1	Cobalt International Energy●	33
—	Continental Resources, Inc.●	17
1	Denbury Resources, Inc.●	24
1	Forest Oil Corp.●	7
4	Hercules Offshore, Inc.●	21
1	Key Energy Services, Inc.●	12
4	Parker Drilling Co.●	22
—	Plains Exploration & Production Co.●	20
3	Sandridge Energy, Inc.●	27
1	Southwestern Energy Co.●	17
1	TETRA Technologies, Inc.●	9
—	Ultra Petroleum Corp.●	9
		244
	Food & Staples Retailing - 0.5%
1	United Natural Foods, Inc.●	48

	Food, Beverage & Tobacco - 1.6%
3	Alliance One International, Inc.●	9
2	Dole Food Co., Inc.●	17
1	Green Mountain Coffee Roasters, Inc.●	31
1	Hain Celestial Group, Inc.●	54
2	Pilgrim’s Pride Corp.●	11
1	Smithfield Foods, Inc.●	20
		142
	Health Care Equipment & Services - 1.1%
1	Alere, Inc.●	22
1	Boston Scientific Corp.●	6
1	Brookdale Senior Living, Inc.●	18
—	Heartware International, Inc.●	11
—	Insulet Corp.●	8
—	Masimo Corp.●	9
4	Tenet Healthcare Corp.●	20
—	VCA Antech, Inc.●	9
		103
	Household & Personal Products - 0.2%
—	Energizer Holdings, Inc.●	7
2	Harbinger Group, Inc.●	10
		17
	Materials - 1.6%
—	Agnico Eagle Mines Ltd.	9
1	Calgon Carbon Corp.●	18
—	Deltic Timber Corp.	14
1	Intrepid Potash, Inc.●	30
1	Owens-Illinois, Inc.●	16
2	Sterlite Industries Ltd.	18
11	Taseko Mines Ltd.●	39
		144
	Media - 1.1%
2	CTC Media, Inc.	21
—	Digital Generation, Inc.●	3
1	DirecTV Class A●	26
1	DISH Network Corp.	25
1	DreamWorks Animation SKG, Inc.●	23
		98
	Pharmaceuticals, Biotechnology & Life Sciences - 1.3%
4	BioMimetic Therapeutics, Inc.●	11
2	Corcept Therapeutics, Inc.●	7
2	Elan Corp. plc ADR●	31
1	Salix Pharmaceuticals Ltd.●	42
—	Thermo Fisher Scientific, Inc.	21
1	Xenoport, Inc.●	4
		116
	Real Estate - 1.5%
1	American Tower Corp. REIT	44
1	Douglas Emmett, Inc.	33
2	Host Hotels & Resorts, Inc.	34
4	Strategic Hotels & Resorts, Inc.●	28
		139
	Retailing - 1.8%
1	ANN, Inc.●	24
1	CarMax, Inc.●	21
1	Coldwater Creek, Inc.●	1
1	Collective Brands, Inc.●	11
1	Liberty Media - Interactive A●	20
2	OfficeMax, Inc.●	8
—	O’Reilly Automotive, Inc.●	37
1	Rent-A-Center, Inc.	24

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SECURITIES SOLD SHORT – 38.5% - (continued)
COMMON STOCK – 38.5% - (continued)
	Retailing - 1.8% - (continued)
2	Saks, Inc.●		$18
			164
	Semiconductors & Semiconductor Equipment - 2.0%
1	Applied Micro Circuits Corp.●		6
1	Arm Holdings plc		37
—	Cavium, Inc.●		11
2	Lattice Semiconductor Corp.●		9
3	LSI Corp.●		27
6	MEMC Electronic Materials, Inc.●		22
1	Microsemi Corp.●		20
—	Monolithic Power Systems, Inc.●		9
—	NVE Corp.●		8
1	PMC - Sierra, Inc.●		10
1	Rambus, Inc.●		4
3	RF Micro Devices, Inc.●		12
3	Semiconductor Manufacturing International Corp. ADR●		8
			183
	Software & Services - 3.3%
1	Ariba, Inc.●		34
—	Cognizant Technology Solutions Corp.●		24
1	CoreLogic, Inc.●		19
—	EPIQ Systems, Inc.		5
1	Euronet Worldwide, Inc.●		20
—	Informatica Corp.●		17
1	Parametric Technology Corp.●		12
—	QLIK Technologies, Inc.●		11
1	Red Hat, Inc.●		40
1	Sapient Corp.		17
1	SS&C Technologies Holdings, Inc.●		14
1	Synopsys, Inc.●		21
1	TeleTech Holdings, Inc.●		14
—	Tyler Corp.●		18
1	Valueclick, Inc.●		19
—	VeriFone Systems, Inc.●		17
			302
	Technology Hardware & Equipment - 2.8%
14	Alcatel - Lucent ADR●		21
1	Arris Group, Inc.●		10
1	Aruba Networks, Inc.●		16
1	Ciena Corp.●		9
—	Cognex Corp.		13
1	Finisar Corp.●		12
1	Ingram Micro, Inc.●		14
1	Intermec, Inc.●		7
—	Itron, Inc.●		7
1	Ixia●		9
—	Loral Space & Communications, Inc.●		12
—	Maxwell Technologies, Inc.●		5
—	Plexus Corp.●		12
2	Sanmina-Sci Corp.●		19
—	Scansource, Inc.●		9
—	SYNNEX Corp.●		16
3	Tellabs, Inc.		10
1	Trimble Navigation Ltd.●		42
1	TTM Technologies, Inc.●		8
			251
	Telecommunication Services - 3.4%
3	Cbeyond, Inc.●		16
1	Crown Castle International Corp.●		65
4	Leap Wireless International, Inc.●		21
13	Mahanagar Telephone Nigam Ltd.●		12
1	Neutral Tandem, Inc.●		8
1	NII Holdings, Inc. Class B●		15
1	Premiere Global Services, Inc.●		9
1	SBA Communications Corp.●		70
9	Sprint Nextel Corp.●		22
1	TW Telecom, Inc.●		30
1	US Cellular Corp.●		34
			302
	Transportation - 0.6%
1	Atlas Air Worldwide Holdings, Inc.●		29
1	Hertz Global Holdings, Inc.●		19
1	JetBlue Airways Corp.●		7
			55
	Utilities - 3.2%
2	Calpine Corp.●		39
1	El Paso Electric Co.		38
—	FirstEnergy Corp.		16
6	GenOn Energy, Inc.●		14
1	MDU Resources Group, Inc.		30
—	National Fuel Gas Co.		12
—	Northwest Natural Gas Co.		20
1	NRG Energy, Inc.●		18
1	Ormat Technologies, Inc.		12
1	PG&E Corp.		25
—	South Jersey Industries, Inc.		16
—	Southwest Gas Corp.		19
1	Wisconsin Energy Corp.		25
			284
	Total common stock
	(proceeds $2,849)		$3,476
	Total securities sold short
	(proceeds $2,849)	38.5%	$3,476

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities (net proceeds received from securities sold short) for federal income tax purposes was $8,578 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,362
Unrealized Depreciation	(1,948)
Net Unrealized Appreciation	$414

●	Non-income producing.

‡	This security, or a portion of this security, is held in a segregated account to cover the Fund’s short position.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Enhanced Dividend Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$12,247	$12,232	$15	$–
Short-Term Investments	221	221	–	–
Total	$12,468	$12,453	$15	$–
Liabilities:
Securities Sold Short - Common Stock ‡	$3,476	$3,476	$–	$–
Total	$3,476	$3,476	$–	$–

♦	For the six-month period ended April 30, 2012, investments valued at $7 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Enhanced Dividend Fund
Statement of Assets and Liabilities
April 30, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $11,370)	$12,468
Cash	1
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Dividends and interest	28
Other assets	1
Total assets	12,498
Liabilities:
Securities sold short, at market value (proceeds $2,849)	3,476
Payables:
Investment management fees	1
Administrative fees	—
Distribution fees	1
Dividends on securities sold short	—
Accrued expenses	2
Total liabilities	3,480
Net assets	$9,018
Summary of Net Assets:
Capital stock and paid-in-capital	$12,024
Undistributed net investment income	38
Accumulated net realized loss	(3,515)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	471
Net assets	$9,018

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.08/$7.49
Shares outstanding	1,039
Net assets	$7,352
Class C: Net asset value per share	$7.07
Shares outstanding	38
Net assets	$270
Class I: Net asset value per share	$7.08
Shares outstanding	40
Net assets	$282
Class R3: Net asset value per share	$7.07
Shares outstanding	39
Net assets	$274
Class R4: Net asset value per share	$7.08
Shares outstanding	39
Net assets	$277
Class R5: Net asset value per share	$7.08
Shares outstanding	40
Net assets	$281
Class Y: Net asset value per share	$7.08
Shares outstanding	40
Net assets	$282

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Enhanced Dividend Fund
Statement of Operations
For the Six Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$337
Interest	—
Less: Foreign tax withheld	(17)
Total investment income	320

Expenses:
Investment management fees	43
Administrative services fees	1
Distribution fees
Class A	9
Class C	1
Class R3	1
Class R4	—
Custodian fees	2
Accounting services fees	1
Registration and filing fees	—
Board of Directors’ fees	—
Dividend and interest expense on securities sold short	7
Audit fees	4
Short position fees	11
Other expenses	2
Total expenses (before waivers)	82
Expense waivers	(43)
Total waivers	(43)
Total expenses, net	39
Net Investment Income	281
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	204
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments and Foreign Currency Transactions	204
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	204
Net unrealized depreciation of securities sold short	(67)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	137
Net Gain on Investments and Foreign Currency Transactions	341
Net Increase in Net Assets Resulting from Operations	$622

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$281	$454
Net realized gain (loss) on investments and foreign currency transactions	204	(273)
Net unrealized appreciation of investments and foreign currency transactions	137	239
Net Increase In Net Assets Resulting From Operations	622	420
Distributions to Shareholders:
From net investment income
Class A	(187)	(418)
Class C	(6)	(14)
Class I	(8)	(17)
Class R3	(6)	(14)
Class R4	(7)	(15)
Class R5	(7)	(16)
Class Y	(8)	(17)
Total distributions	(229)	(511)
Capital Share Transactions:
Class A	187	418
Class C	6	14
Class I	8	17
Class R3	6	14
Class R4	7	15
Class R5	7	16
Class Y	8	17
Net increase from capital share transactions	229	511
Net Increase In Net Assets	622	420
Net Assets:
Beginning of period	8,396	7,976
End of period	$9,018	$8,396
Undistributed (distribution in excess of) net investment income (loss)	$38	$(14)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Global Enhanced Dividend Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund’s shares were not offered to the public for the period from November 30, 2007 through April 30, 2012.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the

14

foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

15

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

16

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Securities Sold Short – As part of its principal investment strategy, the Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends that accrue while the security is on loan. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Investments held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for

17

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$511	$403

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$35
Accumulated Capital Losses *	(3,711)
Unrealized Appreciation †	277
Total Accumulated Deficit	$(3,399)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(8)
Accumulated Net Realized Gain (Loss)	8

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$448
2017	2,897
2018	95
2019	271
Total	$3,711

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective

19

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.00%
On next $500 million	0.95%
On next $4 billion	0.90%
On next $5 billion	0.88%
Over $10 billion	0.87%

HIFSCO has voluntarily agreed to waive 100% of the management fees.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses, short position expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	1.35%	1.85%	1.60%	1.35%	1.25%

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO had no revenue from front-end load sales charges or contingent deferred sales charges.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

20

For the six-month period ended April 30, 2012, the Fund had no sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	1,039	100%
Class C	38	100
Class I	40	100
Class R3	39	100
Class R4	39	100
Class R5	40	100
Class Y	40	100

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,361
Sales Proceeds Excluding U.S. Government Obligations	2,210

21

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	—	28	—	—	28	—	63	—	—	63
Amount	$—	$187	$—	$—	$187	$—	$418	$—	$—	$418
Class C
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$6	$—	$—	$6	$—	$14	$—	$—	$14
Class I
Shares	—	1	—	—	1	—	3	—	—	3
Amount	$—	$8	$—	$—	$8	$—	$17	$—	$—	$17
Class R3
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$6	$—	$—	$6	$—	$14	$—	$—	$14
Class R4
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$7	$—	$—	$7	$—	$15	$—	$—	$15
Class R5
Shares	—	1	—	—	1	—	3	—	—	3
Amount	$—	$7	$—	$—	$7	$—	$16	$—	$—	$16
Class Y
Shares	—	1	—	—	1	—	3	—	—	3
Amount	$—	$8	$—	$—	$8	$—	$17	$—	$—	$17
Total
Shares	—	34	—	—	34	—	78	—	—	78
Amount	$—	$229	$—	$—	$229	$—	$511	$—	$—	$511

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and

22

restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved the liquidation of the Fund. The liquidation took place on May 18, 2012.

23

The Hartford Global Enhanced Dividend Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$6.77	$0.23	$–	$0.26	$0.49	$(0.18)	$–	$–	$(0.18)	$0.31	$7.08
C	6.76	0.20	–	0.27	0.47	(0.16)	–	–	(0.16)	0.31	7.07
I	6.77	0.23	–	0.27	0.50	(0.19)	–	–	(0.19)	0.31	7.08
R3	6.76	0.21	–	0.27	0.48	(0.17)	–	–	(0.17)	0.31	7.07
R4	6.77	0.22	–	0.27	0.49	(0.18)	–	–	(0.18)	0.31	7.08
R5	6.77	0.23	–	0.27	0.50	(0.19)	–	–	(0.19)	0.31	7.08
Y	6.77	0.23	–	0.27	0.50	(0.19)	–	–	(0.19)	0.31	7.08

For the Year Ended October 31, 2011
A	6.85	0.38	–	(0.03)	0.35	(0.43)	–	–	(0.43)	(0.08)	6.77
C	6.84	0.33	–	(0.03)	0.30	(0.38)	–	–	(0.38)	(0.08)	6.76
I	6.86	0.40	–	(0.04)	0.36	(0.45)	–	–	(0.45)	(0.09)	6.77
R3	6.85	0.35	–	(0.04)	0.31	(0.40)	–	–	(0.40)	(0.09)	6.76
R4	6.85	0.37	–	(0.03)	0.34	(0.42)	–	–	(0.42)	(0.08)	6.77
R5	6.86	0.39	–	(0.04)	0.35	(0.44)	–	–	(0.44)	(0.09)	6.77
Y	6.86	0.40	–	(0.04)	0.36	(0.45)	–	–	(0.45)	(0.09)	6.77

For the Year Ended October 31, 2010
A	6.42	0.39	–	0.40	0.79	(0.36)	–	–	(0.36)	0.43	6.85
C	6.41	0.34	–	0.40	0.74	(0.31)	–	–	(0.31)	0.43	6.84
I	6.43	0.40	–	0.41	0.81	(0.38)	–	–	(0.38)	0.43	6.86
R3	6.42	0.36	–	0.40	0.76	(0.33)	–	–	(0.33)	0.43	6.85
R4	6.42	0.38	–	0.40	0.78	(0.35)	–	–	(0.35)	0.43	6.85
R5	6.43	0.40	–	0.40	0.80	(0.37)	–	–	(0.37)	0.43	6.86
Y	6.43	0.40	–	0.41	0.81	(0.38)	–	–	(0.38)	0.43	6.86

For the Year Ended October 31, 2009
A	6.34	0.35	–	0.09	0.44	(0.36)	–	–	(0.36)	0.08	6.42
C	6.33	0.31	–	0.09	0.40	(0.32)	–	–	(0.32)	0.08	6.41
I	6.34	0.36	–	0.11	0.47	(0.38)	–	–	(0.38)	0.09	6.43
R3	6.34	0.32	–	0.10	0.42	(0.34)	–	–	(0.34)	0.08	6.42
R4	6.34	0.34	–	0.09	0.43	(0.35)	–	–	(0.35)	0.08	6.42
R5	6.34	0.36	–	0.10	0.46	(0.37)	–	–	(0.37)	0.09	6.43
Y	6.34	0.36	–	0.11	0.47	(0.38)	–	–	(0.38)	0.09	6.43

From November 30, 2007 (commencement of operations), through October 31, 2008
A(F)	10.00	0.74	–	(3.84)	(3.10)	(0.56)	–	–	(0.56)	(3.66)	6.34
C(F)	10.00	0.68	–	(3.84)	(3.16)	(0.51)	–	–	(0.51)	(3.67)	6.33
I(F)	10.00	0.76	–	(3.84)	(3.08)	(0.58)	–	–	(0.58)	(3.66)	6.34
R3(F)	10.00	0.71	–	(3.84)	(3.13)	(0.53)	–	–	(0.53)	(3.66)	6.34
R4(F)	10.00	0.73	–	(3.84)	(3.11)	(0.55)	–	–	(0.55)	(3.66)	6.34
R5(F)	10.00	0.75	–	(3.84)	(3.09)	(0.57)	–	–	(0.57)	(3.66)	6.34
Y(F)	10.00	0.76	–	(3.84)	(3.08)	(0.58)	–	–	(0.58)	(3.66)	6.34

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on November 30, 2007.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

7.43	%(D)	$7,352	1.89	%(E)	0.89	%(E)	0.47	%(E)	6.55	%(E)	26%
7.05	(D)	270	2.64	(E)	1.64	(E)	1.22	(E)	5.78	(E)	–
7.55	(D)	282	1.64	(E)	0.64	(E)	0.22	(E)	6.81	(E)	–
7.20	(D)	274	2.34	(E)	1.34	(E)	0.92	(E)	6.09	(E)	–
7.35	(D)	277	2.04	(E)	1.04	(E)	0.62	(E)	6.40	(E)	–
7.50	(D)	281	1.74	(E)	0.74	(E)	0.32	(E)	6.71	(E)	–
7.55	(D)	282	1.64	(E)	0.64	(E)	0.22	(E)	6.81	(E)	–

5.36		6,844	1.91		0.91		0.50		5.53		12
4.56		252	2.66		1.66		1.25		4.76		–
5.47		263	1.66		0.66		0.25		5.79		–
4.73		255	2.36		1.36		0.95		5.10		–
5.20		258	2.06		1.06		0.65		5.37		–
5.37		261	1.76		0.76		0.35		5.68		–
5.47		263	1.66		0.66		0.25		5.79		–

12.69		6,500	1.69		0.69		0.32		5.92		36
11.87		241	2.44		1.44		1.07		5.17		–
12.95		249	1.44		0.44		0.07		6.17		–
12.19		243	2.14		1.14		0.77		5.47		–
12.52		246	1.84		0.84		0.47		5.77		–
12.84		248	1.54		0.54		0.17		6.07		–
12.95		249	1.44		0.44		0.07		6.17		–

7.90		5,767	2.33		1.33		0.88		6.21		46
7.12		216	3.08		2.08		1.63		5.46		–
8.33		220	2.08		1.08		0.63		6.45		–
7.42		217	2.78		1.78		1.33		5.76		–
7.74		218	2.48		1.48		1.03		6.06		–
8.22		220	2.18		1.18		0.73		6.35		–
8.33		220	2.08		1.08		0.63		6.45		–

(32.37	)(D)	5,343	2.09	(E)	1.09	(E)	0.58	(E)	9.20	(E)	70
(32.86	)(D)	202	2.84	(E)	1.84	(E)	1.33	(E)	8.45	(E)	–
(32.24	)(D)	203	1.84	(E)	0.84	(E)	0.33	(E)	9.45	(E)	–
(32.60	)(D)	202	2.54	(E)	1.54	(E)	1.03	(E)	8.75	(E)	–
(32.44	)(D)	203	2.24	(E)	1.24	(E)	0.73	(E)	9.05	(E)	–
(32.29	)(D)	203	1.94	(E)	0.94	(E)	0.43	(E)	9.35	(E)	–
(32.24	)(D)	203	1.84	(E)	0.84	(E)	0.33	(E)	9.45	(E)	–

25

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

26

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

27

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Global Enhanced Dividend Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund (excluding costs incurred in executing short sales) and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only (excluding costs incurred in executing short sales) and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,074.30	$2.42	$1,000.00	$1,022.53	$2.36	0.47%	182	366
Class C	$1,000.00	$1,070.50	$6.28	$1,000.00	$1,018.80	$6.12	1.22	182	366
Class I	$1,000.00	$1,075.50	$1.14	$1,000.00	$1,023.77	$1.11	0.22	182	366
Class R3	$1,000.00	$1,072.00	$4.74	$1,000.00	$1,020.29	$4.62	0.92	182	366
Class R4	$1,000.00	$1,073.50	$3.20	$1,000.00	$1,021.78	$3.12	0.62	182	366
Class R5	$1,000.00	$1,075.00	$1.65	$1,000.00	$1,023.27	$1.61	0.32	182	366
Class Y	$1,000.00	$1,075.50	$1.14	$1,000.00	$1,023.77	$1.11	0.22	182	366

29

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Global Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Global Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Growth Fund inception 09/30/1998

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of captial.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Global Growth A#	11.28%	-6.86%	-2.71%	3.37%
Global Growth A##		-11.98%	-3.80%	2.79%
Global Growth B#	10.81%	-7.56%	-3.34%	NA*
Global Growth B##		-12.18%	-3.68%	NA*
Global Growth C#	10.82%	-7.56%	-3.46%	2.63%
Global Growth C##		-8.49%	-3.46%	2.63%
Global Growth R3#	11.20%	-6.94%	-2.94%	3.53%
Global Growth R4#	11.36%	-6.66%	-2.73%	3.65%
Global Growth R5#	11.52%	-6.44%	-2.36%	3.86%
Global Growth Y#	11.59%	-6.35%	-2.25%	3.93%
MSCI World Growth Index	9.23%	-1.31%	0.80%	5.52%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Growth Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Manager
Matthew D. Hudson, CFA
Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Growth Fund returned 11.28%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the MSCI World Growth Index, which returned 9.23% for the same period. The Fund also outperformed the 9.70% return of the average fund in the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

Why did the Fund perform this way?

The market environment during the initial months of 2012 was a sharp contrast to that of 2011. In November and December of 2011, macroeconomic fears and investors’ desire for safety continued to dominate equity markets. The best performing stocks during this period were concentrated within the traditionally defensive Utilities, Consumer Staples, and Health Care sectors. In this environment, investors craved low volatility, safety stocks and the fundamentals of many solid companies were largely ignored. Year-to-date 2012 saw a reversal, particularly during the first quarter. We have seen greater differentiation among stocks as investors refocus on fundamentals thus far in 2012.

During the first three months of 2012, global equities moved higher as investors generally looked past lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic data. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates low until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal in February added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, however, global equities retreated as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster U.S. labor report, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

Growth stocks (+9.2%) outperformed value stocks (+6.5%) during the six-month period, as measured by the MSCI World Growth Index and the MSCI World Value Index, respectively. Within the MSCI World Growth Index, eight sectors posted positive returns. Information Technology (+15%), Health Care (+14%), and Consumer Discretionary (+13%) performed the best, while the Energy (+2%), Materials (-3%), and Utilities (-4%) sectors lagged on a relative basis.

Broad-based, strong stock selection over the past six months drove outperformance. Among sectors, positive security selection in the Consumer Discretionary, Health Care, and Financials sectors contributed the most to relative performance, more than offsetting unfavorable security selection within Consumer Staples, Information Technology, and Energy. Sector allocation, a result of the bottom up investment process (i.e. stock by stock fundamental research), added modestly to relative performance due primarily to an overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in Information Technology and an underweight in Materials.

Regeneron Pharmaceuticals (Health Care), Priceline.com (Consumer Discretionary), and Samsung Electronics (Information Technology) were the leading contributors to benchmark-relative performance. Shares of Regeneron Pharmaceuticals, a U.S.-based biopharmaceutical company, rose after the company's quarterly results exceeded expectations on strong sales of the firm's recently launched macular degeneration drug Eylea. In addition, the company substantially raised sales guidance for Eylea. Shares of Priceline.com, a leading online travel booking and services company, moved higher after the company announced better-than-expected earnings results and guidance; strong international booking growth as well as net revenue growth drove improving margins. Shares of Samsung Electronics, the largest South Korean diversified manufacturer of consumer and industrial electronic, information technology, and telecommunications equipment, moved higher due to improved DRAM (dynamic random access memory) pricing through the second half of 2011. In addition, the company's handset sales volumes continued to beat market expectations. Top absolute contributors (i.e. total return) included Apple (Information Technology).

The top detractors from the Fund’s absolute and relative performance were Chesapeake Energy (Energy), Oracle (Information Technology), and HTC (Information Technology). Shares of natural gas and oil, and natural gas liquids producer Chesapeake Energy moved lower during the period, particularly in April. Concerns that prolonged weak gas prices may negatively impact their cash flow weighted on the stock. In addition, headline news suggested that

3

The Hartford Global Growth Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

Chesapeake suffers from a pattern of poor corporate governance, weighing on the stock price. Shares of Oracle, an enterprise software company that develops, manufactures, markets, distributes, and services database and middleware software, applications software, and hardware systems worldwide, headed lower after the company missed earnings expectations due to poor sales execution. Shares of HTC, a Taiwan-based manufacturer of smartphones, fell as the company missed an important product cycle in the second half of 2011.

What is the outlook?

Globally, we believe macroeconomic data continues to indicate a gradual economic recovery, although performance by region varies. From a regional perspective, we believe that the U.S. economy appears more favorably positioned in a global context. We also recognize that the U.S. is not immune to growth setbacks and will have to address its fiscal imbalances in the coming years. In Europe, while significant fiscal and economic challenges remain, in general the region appears to be incrementally more stable compared to its recent past. Within emerging markets, we see mixed stages of economic recovery and development.

Throughout this time, we have been consistent in our investment process, selecting stocks based on intense bottom-up research, diligently meeting with the management of leading companies globally, and leveraging the deep global research capabilities of our firm. We continue to focus on companies with improving fundamentals and catalysts that we think will lead to accelerating earnings growth above consensus expectations.

At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Information Technology, Financials and Consumer Discretionary sectors. The Fund held below-benchmark weights in the Consumer Staples, Materials and Utilities sectors.

Diversification by Country

as of April 30, 2012

Percentage of
Country	Net Assets
Canada	2.1%
China	1.9
France	5.7
Hong Kong	3.4
Ireland	1.0
Italy	1.2
Japan	4.4
Jersey	1.3
Mexico	1.0
Netherlands	1.1
South Korea	1.5
Spain	1.0
Sweden	1.2
Switzerland	3.6
Taiwan	0.9
United Kingdom	5.6
United States	59.6
Short-Term Investments	3.0
Other Assets and Liabilities	0.5
Total	100.0%

4

The Hartford Global Growth Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.5%
	Automobiles & Components - 1.1%
250	Nissan Motor Co., Ltd.	$2,604

	Banks - 2.7%
74	BNP Paribas	2,985
149	Standard Chartered plc	3,648
		6,633
	Capital Goods - 9.0%
41	Boeing Co.	3,166
51	Honeywell International, Inc.	3,113
30	Nidec Corp.	2,660
121	Safran S.A.	4,492
191	Sandvik AB	3,017
51	Schneider Electric S.A.	3,144
16	SMC Corp.	2,619
		22,211
	Consumer Durables & Apparel - 2.2%
33	Lululemon Athletica, Inc. ●	2,443
441	Prada S.p.A. ●	2,986
		5,429
	Consumer Services - 4.6%
708	Galaxy Entertainment Group Ltd. ●	2,207
213	MGM Resorts International ●	2,853
1,029	Sands China Ltd. §	4,030
38	Starbucks Corp.	2,168
		11,258
	Diversified Financials - 7.6%
53	American Express Co.	3,203
18	BlackRock, Inc.	3,386
7	CME Group, Inc.	1,781
23	Goldman Sachs Group, Inc.	2,636
137	Hong Kong Exchanges & Clearing Ltd.	2,186
125	JP Morgan Chase & Co.	5,384
		18,576
	Energy - 9.4%
39	Anadarko Petroleum Corp.	2,867
110	BG Group plc	2,598
137	Chesapeake Energy Corp.	2,527
69	ENSCO International plc	3,789
23	EOG Resources, Inc.	2,479
45	National Oilwell Varco, Inc.	3,444
121	Repsol YPF S.A.	2,331
40	Schlumberger Ltd.	2,953
		22,988
	Food, Beverage & Tobacco - 2.7%
64	Green Mountain Coffee Roasters, Inc. ●	3,101
50	Groupe Danone	3,506
		6,607
	Health Care Equipment & Services - 2.6%
62	Aetna, Inc.	2,745
45	Edwards Lifesciences Corp. ●	3,750
		6,495
	Insurance - 0.8%
251	Ping An Insurance (Group) Co.	2,081

	Materials - 6.2%
95	Anglo American plc	3,670
69	Barrick Gold Corp.	2,799
342	Cemex S.A. de C.V. ADR ●	2,475
461	Glencore International plc	3,195
9	Syngenta AG	3,054
		15,193
	Media - 3.6%
181	News Corp. Class A	3,551
1,305	Sirius XM Radio, Inc. w/ Rights ●	2,950
177	WPP plc	2,403
		8,904
	Pharmaceuticals, Biotechnology & Life Sciences - 5.1%
46	Celgene Corp. ●	3,339
45	Gilead Sciences, Inc. ●	2,356
27	Regeneron Pharmaceuticals, Inc. ●	3,596
18	Roche Holding AG	3,361
		12,652
	Retailing - 4.9%
21	Amazon.com, Inc. ●	4,882
108	Lowe's Co., Inc.	3,395
5	Priceline.com, Inc. ●	3,826
		12,103
	Semiconductors & Semiconductor Equipment - 4.5%
88	Altera Corp.	3,117
55	ASML Holding N.V.	2,794
114	NVIDIA Corp. ●	1,476
3	Samsung Electronics Co., Ltd.	3,669
		11,056
	Software & Services - 12.2%
188	Activision Blizzard, Inc.	2,420
19	Baidu, Inc. ADR ●	2,587
36	Citrix Systems, Inc. ●	3,078
124	eBay, Inc. ●	5,102
6	Google, Inc. ●	3,549
21	LinkedIn Corp. ●	2,267
230	Oracle Corp.	6,753
24	Salesforce.com, Inc. ●	3,708
13	Splunk, Inc.	445
		29,909
	Technology Hardware & Equipment - 12.5%
22	Apple, Inc. ●	12,562
232	EMC Corp. ●	6,536
472	Hitachi Ltd.	3,009
677	Hon Hai Precision Industry Co., Ltd.	2,129
153	Juniper Networks, Inc. ●	3,268
51	Qualcomm, Inc.	3,230
		30,734
	Telecommunication Services - 1.3%
1,278	Sprint Nextel Corp. ●	3,169

	Transportation - 3.5%
313	Delta Air Lines, Inc. ●	3,434
33	FedEx Corp.	2,914
18	Kuehne & Nagel International AG	2,229
		8,577
	Total common stocks
	(cost $192,455)	$237,179

	Total long-term investments
	(cost $192,455)	$237,179

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Growth Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.0%
Repurchase Agreements - 3.0%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $1,831,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $1,868)
$1,831	0.20%, 04/30/2012		$1,831
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $2,453, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $2,502)
2,453	0.20%, 04/30/2012		2,453
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $969, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $988)
969	0.21%, 04/30/2012		969
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $802, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $818)
802	0.19%, 04/30/2012		802
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 0.75%, 2013, value of $1)
1	0.17%, 04/30/2012		1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1,317, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $1,343)
1,317	0.21%, 04/30/2012		1,317
			7,373
	Total short-term investments
	(cost $7,373)		$7,373

	Total investments
	(cost $199,828) ▲	99.5%	$244,552
	Other assets and liabilities	0.5%	1,226
	Total net assets	100.0%	$245,778

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $200,885 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$52,769
Unrealized Depreciation	(9,102)
Net Unrealized Appreciation	$43,667

●	Non-income producing.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $4,030, which represents 1.6% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
EUR	CBK	Sell	$855	$857	05/02/2012	$2

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA

Currency Abbreviations:
EUR	EURO

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Growth Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$2,604	$–	$2,604	$–
Banks	6,633	–	6,633	–
Capital Goods	22,211	6,279	15,932	–
Consumer Durables & Apparel	5,429	2,443	2,986	–
Consumer Services	11,258	5,021	6,237	–
Diversified Financials	18,576	16,390	2,186	–
Energy	22,988	18,059	4,929	–
Food, Beverage & Tobacco	6,607	3,101	3,506	–
Health Care Equipment & Services	6,495	6,495	–	–
Insurance	2,081	–	2,081	–
Materials	15,193	5,274	9,919	–
Media	8,904	6,501	2,403	–
Pharmaceuticals, Biotechnology & Life Sciences	12,652	9,291	3,361	–
Retailing	12,103	12,103	–	–
Semiconductors & Semiconductor Equipment	11,056	7,387	3,669	–
Software & Services	29,909	29,909	–	–
Technology Hardware & Equipment	30,734	25,596	5,138	–
Telecommunication Services	3,169	3,169	–	–
Transportation	8,577	6,348	2,229	–
Total	237,179	163,366	73,813	–
Short-Term Investments	7,373	–	7,373	–
Total	$244,552	$163,366	$81,186	$–
Foreign Currency Contracts*	2	–	2	–
Total	$2	$–	$2	$–

♦	For the six-month period ended April 30, 2012, investments valued at $2,881 were transferred from Level 1 to Level 2, and investments valued at $3,076 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Growth Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $199,828)	$244,552
Cash	2
Foreign currency on deposit with custodian (cost $12)	12
Unrealized appreciation on foreign currency contracts	2
Receivables:
Investment securities sold	1,199
Fund shares sold	47
Dividends and interest	548
Other assets	68
Total assets	246,430
Liabilities:
Payables:
Investment securities purchased	153
Fund shares redeemed	342
Investment management fees	34
Administrative fees	—
Distribution fees	12
Accrued expenses	111
Total liabilities	652
Net assets	$245,778
Summary of Net Assets:
Capital stock and paid-in-capital	$277,827
Distributions in excess of net investment loss	(318)
Accumulated net realized loss	(76,472)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	44,741
Net assets	$245,778

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$15.49/$16.39
Shares outstanding	11,249
Net assets	$174,228
Class B: Net asset value per share	$13.94
Shares outstanding	576
Net assets	$8,034
Class C: Net asset value per share	$13.93
Shares outstanding	1,397
Net assets	$19,462
Class R3: Net asset value per share	$16.08
Shares outstanding	6
Net assets	$92
Class R4: Net asset value per share	$16.27
Shares outstanding	10
Net assets	$164
Class R5: Net asset value per share	$16.56
Shares outstanding	7
Net assets	$119
Class Y: Net asset value per share	$16.66
Shares outstanding	2,622
Net assets	$43,679

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Growth Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$1,530
Interest	4
Less: Foreign tax withheld	(106)
Total investment income	1,428

Expenses:
Investment management fees	1,001
Administrative services fees	—
Transfer agent fees	465
Distribution fees
Class A	213
Class B	43
Class C	96
Class R3	—
Class R4	—
Custodian fees	13
Accounting services fees	19
Registration and filing fees	45
Board of Directors' fees	3
Audit fees	6
Other expenses	40
Total expenses (before waivers and fees paid indirectly)	1,944
Expense waivers	(28)
Transfer agent fee waivers	(169)
Commission recapture	(1)
Total waivers and fees paid indirectly	(198)
Total expenses, net	1,746
Net Investment Loss	(318)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	5,509
Net realized gain on foreign currency contracts	40
Net realized loss on other foreign currency transactions	(50)
Net Realized Gain on Investments and Foreign Currency Transactions	5,499
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	19,733
Net unrealized depreciation of foreign currency contracts	(2)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	7
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	19,738
Net Gain on Investments and Foreign Currency Transactions	25,237
Net Increase in Net Assets Resulting from Operations	$24,919

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Growth Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(318)	$(649)
Net realized gain on investments and foreign currency transactions	5,499	59,336
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	19,738	(62,085)
Net Increase (Decrease) In Net Assets Resulting From Operations	24,919	(3,398)
Distributions to Shareholders:
From net investment income
Class A	—	—
Total distributions	—	—
Capital Share Transactions:
Class A	(19,956)	(62,302)
Class B	(2,387)	(4,628)
Class C	(2,034)	(5,542)
Class R3	(19)	(71)
Class R4	—	33
Class R5	3	(14)
Class Y	4,881	(59,322)
Net decrease from capital share transactions	(19,512)	(131,846)
Net Increase (Decrease) In Net Assets	5,407	(135,244)
Net Assets:
Beginning of period	240,371	375,615
End of period	$245,778	$240,371
Undistributed (distribution in excess of) net investment income (loss)	$(318)	$—

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Growth Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Global Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other

13

The Hartford Global Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

14

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its

15

The Hartford Global Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

records with a value at least equal to the amount of the commitment. As of April 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$40	$—	$—	$—	$—	$40
Total	$—	$40	$—	$—	$—	$—	$40

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(2)	$—	$—	$—	$—	$(2)
Total	$—	$(2)	$—	$—	$—	$—	$(2)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

17

The Hartford Global Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$—	$1,577

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(80,913)
Unrealized Appreciation †	23,945
Total Accumulated Deficit	$(56,968)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$649
Accumulated Net Realized Gain (Loss)	60
Capital Stock and Paid-in-Capital	(709)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$80,913
Total	$80,913

During the year ended October 31, 2011, the Fund utilized $59,701 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

19

The Hartford Global Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.48%
Class B	2.23
Class C	2.23
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $88 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For

20

Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $10.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007

Class A	0.26%	35.50%
Class B	0.27	34.45
Class C	0.27	34.58
Class Y	0.25	36.28

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	8	80%
Class R5	7	100

21

The Hartford Global Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$55,316
Sales Proceeds Excluding U.S. Government Obligations	80,307

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,422	—	(2,854)	—	(1,432)	1,086	—	(5,434)	—	(4,348)
Amount	$20,986	$—	$(40,942)	$—	$(19,956)	$16,369	$—	$(78,671)	$—	$(62,302)
Class B
Shares	8	—	(195)	—	(187)	25	—	(365)	—	(340)
Amount	$118	$—	$(2,505)	$—	$(2,387)	$340	$—	$(4,968)	$—	$(4,628)
Class C
Shares	119	—	(278)	—	(159)	84	—	(495)	—	(411)
Amount	$1,613	$—	$(3,647)	$—	$(2,034)	$1,148	$—	$(6,690)	$—	$(5,542)
Class R3
Shares	1	—	(2)	—	(1)	4	—	(10)	—	(6)
Amount	$15	$—	$(34)	$—	$(19)	$64	$—	$(135)	$—	$(71)
Class R4
Shares	—	—	—	—	—	2	—	—	—	2
Amount	$1	$—	$(1)	$—	$—	$33	$—	$—	$—	$33
Class R5
Shares	—	—	—	—	—	—	—	(1)	—	(1)
Amount	$3	$—	$—	$—	$3	$2	$—	$(16)	$—	$(14)
Class Y
Shares	399	—	(77)	—	322	53	—	(3,749)	—	(3,696)
Amount	$6,119	$—	$(1,238)	$—	$4,881	$778	$—	$(60,100)	$—	$(59,322)
Total
Shares	1,949	—	(3,406)	—	(1,457)	1,254	—	(10,054)	—	(8,800)
Amount	$28,855	$—	$(48,367)	$—	$(19,512)	$18,734	$—	$(150,580)	$—	$(131,846)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	75	$1,080
For the Year Ended October 31, 2011	117	$1,755

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

22

fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Global Growth Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$13.92	$(0.02)	$–	$1.59	$1.57	$–	$–	$–	$–	$1.57	$15.49
B	12.58	(0.08)	–	1.44	1.36	–	–	–	–	1.36	13.94
C	12.57	(0.07)	–	1.43	1.36	–	–	–	–	1.36	13.93
R3	14.46	(0.03)	–	1.65	1.62	–	–	–	–	1.62	16.08
R4	14.61	(0.01)	–	1.67	1.66	–	–	–	–	1.66	16.27
R5	14.85	0.02	–	1.69	1.71	–	–	–	–	1.71	16.56
Y	14.93	0.02	–	1.71	1.73	–	–	–	–	1.73	16.66

For the Year Ended October 31, 2011
A	14.31	(0.04)	–	(0.35)	(0.39)	–	–	–	–	(0.39)	13.92
B	13.03	(0.16)	–	(0.29)	(0.45)	–	–	–	–	(0.45)	12.58
C	13.02	(0.15)	–	(0.30)	(0.45)	–	–	–	–	(0.45)	12.57
R3	14.88	(0.09)	–	(0.33)	(0.42)	–	–	–	–	(0.42)	14.46
R4	14.99	(0.01)	–	(0.37)	(0.38)	–	–	–	–	(0.38)	14.61
R5	15.19	0.04	–	(0.38)	(0.34)	–	–	–	–	(0.34)	14.85
Y	15.27	0.10	–	(0.44)	(0.34)	–	–	–	–	(0.34)	14.93

For the Year Ended October 31, 2010 (G)
A	12.53	(0.05)	–	1.87	1.82	(0.04)	–	–	(0.04)	1.78	14.31
B	11.46	(0.14)	–	1.71	1.57	–	–	–	–	1.57	13.03
C	11.45	(0.14)	–	1.71	1.57	–	–	–	–	1.57	13.02
R3	13.04	(0.08)	–	1.94	1.86	(0.02)	–	–	(0.02)	1.84	14.88
R4	13.11	(0.04)	–	1.94	1.90	(0.02)	–	–	(0.02)	1.88	14.99
R5	13.26	0.01	–	1.98	1.99	(0.06)	–	–	(0.06)	1.93	15.19
Y	13.32	0.02	–	2.00	2.02	(0.07)	–	–	(0.07)	1.95	15.27

For the Year Ended October 31, 2009
A	10.50	0.04	–	1.99	2.03	–	–	–	–	2.03	12.53
B	9.64	–	–	1.82	1.82	–	–	–	–	1.82	11.46
C	9.68	(0.05)	–	1.82	1.77	–	–	–	–	1.77	11.45
R3	10.97	(0.02)	–	2.09	2.07	–	–	–	–	2.07	13.04
R4	11.01	0.01	–	2.09	2.10	–	–	–	–	2.10	13.11
R5	11.10	0.05	–	2.11	2.16	–	–	–	–	2.16	13.26
Y	11.14	0.07	–	2.11	2.18	–	–	–	–	2.18	13.32

For the Year Ended October 31, 2008 (G)
A	24.97	(0.03)	–	(11.78)	(11.81)	–	(2.66)	–	(2.66)	(14.47)	10.50
B	23.27	(0.14)	–	(10.83)	(10.97)	–	(2.66)	–	(2.66)	(13.63)	9.64
C	23.40	(0.16)	–	(10.90)	(11.06)	–	(2.66)	–	(2.66)	(13.72)	9.68
R3	26.02	(0.08)	–	(12.31)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	10.97
R4	26.09	(0.05)	–	(12.37)	(12.42)	–	(2.66)	–	(2.66)	(15.08)	11.01
R5	26.15	0.05	–	(12.44)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	11.10
Y	26.19	0.07	–	(12.46)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	11.14

For the Year Ended October 31, 2007
A	19.35	(0.14)	0.05	6.69	6.60	–	(0.98)	–	(0.98)	5.62	24.97
B	18.23	(0.32)	0.06	6.28	6.02	–	(0.98)	–	(0.98)	5.04	23.27
C	18.31	(0.28)	0.05	6.30	6.07	–	(0.98)	–	(0.98)	5.09	23.40
R3(I)	20.00	(0.14)	–	6.16	6.02	–	–	–	–	6.02	26.02
R4(I)	20.00	(0.09)	–	6.18	6.09	–	–	–	–	6.09	26.09
R5(I)	20.00	(0.03)	–	6.18	6.15	–	–	–	–	6.15	26.15
Y	20.14	–	0.06	6.97	7.03	–	(0.98)	–	(0.98)	6.05	26.19

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

11.28	%(E)	$174,228	1.67	%(F)	1.48	%(F)	1.48	%(F)	(0.27	)%(F)	24%
10.81	(E)	8,034	2.77	(F)	2.23	(F)	2.23	(F)	(1.04	)(F)	–
10.82	(E)	19,462	2.36	(F)	2.23	(F)	2.23	(F)	(1.01	)(F)	–
11.20	(E)	92	1.94	(F)	1.60	(F)	1.60	(F)	(0.40	)(F)	–
11.36	(E)	164	1.40	(F)	1.30	(F)	1.30	(F)	(0.08	)(F)	–
11.52	(E)	119	1.09	(F)	1.00	(F)	1.00	(F)	0.23	(F)	–
11.59	(E)	43,679	0.96	(F)	0.95	(F)	0.95	(F)	0.29	(F)	–

(2.73)		176,523	1.57		1.48		1.48		(0.22)		60
(3.45)		9,591	2.60		2.23		2.23		(0.98)		–
(3.46)		19,556	2.29		2.23		2.23		(0.97)		–
(2.82)		103	1.73		1.60		1.60		(0.29)		–
(2.54)		148	1.35		1.30		1.30		(0.04)		–
(2.24)		104	1.04		1.00		1.00		0.24		–
(2.23)		34,346	0.94		0.94		0.94		0.31		–

14.53		243,667	1.61		1.48		1.48		(0.40)		61
13.70		14,367	2.63		2.23		2.23		(1.16)		–
13.71		25,611	2.31		2.23		2.23		(1.15)		–
14.24		193	1.73		1.68		1.68		(0.57)		–
14.47		118	1.33		1.33		1.33		(0.28)		–
15.00		119	1.05		1.03		1.03		0.06		–
15.17		91,540	0.93		0.93		0.93		0.12		–

19.33		234,971	1.83		1.13		1.13		0.38		82
18.88		18,333	2.90		1.57		1.57		(0.05)		–
18.29		27,064	2.45		2.01		2.01		(0.49)		–
18.87		113	1.82		1.73		1.73		(0.41)		–
19.07		59	1.37		1.37		1.37		0.16		–
19.46		7	1.05		1.05		1.05		0.46		–
19.57		177,096	0.94		0.94		0.94		0.59		–

(52.57)		212,910	1.49		1.43		1.43		(0.18)		82
(52.83)		23,614	2.42		2.01		2.01		(0.79)		–
(52.94)		30,334	2.16		2.16		2.16		(0.92)		–
(52.69)		10	1.88		1.73		1.73		(0.42)		–
(52.66)		7	1.58		1.43		1.43		(0.57)		–
(52.40)		12	1.06		1.06		1.06		0.26		–
(52.31)		135,673	0.90		0.90		0.90		0.36		–

35.85	(H)	492,466	1.48		1.48		1.48		(0.62)		85
34.81	(H)	78,931	2.40		2.19		2.19		(1.33)		–
34.94	(H)	75,742	2.15		2.15		2.15		(1.29)		–
30.10	(E)	13	1.65	(F)	1.65	(F)	1.65	(F)	(0.78	)(F)	–
30.45	(E)	13	1.34	(F)	1.34	(F)	1.34	(F)	(0.47	)(F)	–
30.75	(E)	13	1.05	(F)	1.05	(F)	1.05	(F)	(0.17	)(F)	–
36.61	(H)	195,998	0.89		0.89		0.89		(0.01)		–

25

The Hartford Global Growth Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

26

The Hartford Global Growth Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Global Growth Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Global Growth Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,112.80	$7.77	$1,000.00	$1,017.51	$7.42	1.48%	182	366
Class B	$1,000.00	$1,108.10	$11.68	$1,000.00	$1,013.78	$11.16	2.23	182	366
Class C	$1,000.00	$1,108.20	$11.68	$1,000.00	$1,013.78	$11.16	2.23	182	366
Class R3	$1,000.00	$1,112.00	$8.40	$1,000.00	$1,016.91	$8.02	1.60	182	366
Class R4	$1,000.00	$1,113.60	$6.83	$1,000.00	$1,018.40	$6.52	1.30	182	366
Class R5	$1,000.00	$1,115.20	$5.26	$1,000.00	$1,019.89	$5.02	1.00	182	366
Class Y	$1,000.00	$1,115.90	$5.00	$1,000.00	$1,020.14	$4.77	0.95	182	366

30

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GG12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Global Real Asset Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Global Real Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Real Asset Fund inception 05/28/2010

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

Performance Overview 5/28/10 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Global Real Asset A#	-2.05%	-13.82%	4.83%
Global Real Asset A##		-18.56%	1.79%
Global Real Asset C#	-2.46%	-14.48%	4.07%
Global Real Asset C##		-15.33%	4.07%
Global Real Asset I#	-1.98%	-13.59%	5.09%
Global Real Asset R3#	-2.20%	-14.04%	4.55%
Global Real Asset R4#	-2.08%	-13.83%	4.85%
Global Real Asset R5#	-1.92%	-13.53%	5.17%
Global Real Asset Y#	-1.87%	-13.48%	5.21%
Barclays Capital U.S. TIPS 1-10 Year Index	2.93%	7.02%	7.75%
Global Real Asset Fund Blended Index	0.83%	-7.67%	10.22%
MSCI All Country World Energy Index	2.18%	-12.40%	13.27%
MSCI All Country World Metals and Mining Index	-7.22%	-26.59%	0.80%
S&P Goldman Sachs Commodity Index	4.58%	-10.63%	13.84%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Barclays Capital U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Global Real Asset Fund Blended Index is a blended index comprised of the following indices: MSCI All Country World Energy Index (33%), MSCI All Country World Metals and Mining Industry Index (16.5%), MSCI All Country World Agriculture/Chemicals, and Forest, Paper and Products (5.5%), Barclays Capital U.S. TIPS 1-10 Year (35%), and S&P Goldman Sachs Commodity Index (2.5% Precious Metals, 2.5% Industrial Metals, 2.5% Energy, 2.5% Agriculture and Livestock).

MSCI All Country World Energy Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the energy sector.

MSCI All Country World Metals and Mining Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the metals and mining industry.

S&P Goldman Sachs Commodity Index is a measure of general commodity price movements and inflation in the world economy.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Real Asset Fund

Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Scott M. Elliot	Jay Bhutani	Brian M. Garvey	Lindsay T. Politi
Senior Vice President and Asset Allocation Portfolio Manager	Director and Natural Resources Portfolio Manager	Vice President and Asset Allocation Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Real Asset Fund returned -2.05%, before sales charge, for the six-month period ended April 30, 2012, underperforming its blended benchmark, 33% MSCI AC World Energy (Sources and Equipment and Services) Index, 16.5% MSCI AC World Metals and Mining Index, 5.5% MSCI AC World Agriculture/Chemicals and Forest, Paper, and Products Index, 35% Barclays Capital U.S. TIPS (Treasury Inflation Protected Securities) 1 – 10 Yr Index, and 10% Equal Sector-Weight S&P Goldman Sachs Commodity Index, which returned 0.83% for the same period. The Fund also underperformed the 3.16% return of the average fund in the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?

Global equities moved higher during the period as investors shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic and earnings data. The U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 also buoyed investors’ appetite for risk. The Greek debt restructuring deal added to investor optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, global equities retreated for the first time in five months as increased political uncertainty in Europe overshadowed continued strength in corporate earnings. In addition, a lackluster U.S. labor report and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

Equities ended the period up 7% as measured by the MSCI All Country World Index. Natural resource equities, which returned -0.5% as defined by the equity components of the Fund’s benchmark, underperformed broader equity markets. Diversified metals and mining-related stocks led the slight decline, while energy and paper & forest products stocks gained.

Intermediate US TIPS returned +2.93% over the period, as measured by the Barclays Capital US TIPS 1-10 Year Index. The U.S. Federal Reserve maintained its accommodative stance, pledging to keep short-term interest rates exceptionally low at least until 2014. In response to expectations of a near-term rise in Consumer Price Index, short-dated TIPS real yields (nominal yields minus expected inflation) declined, leading to positive total returns as interest rates and bond prices are inversely correlated.

Commodities returned 4.58% during the period as represented by S&P Goldman Sachs Commodity Index. Precious metals commodities fell, led lower by silver, agriculture-related commodities declined as coffee dropped over 20%, and falling nickel and aluminum prices pushed industrial metals commodities lower. Energy commodities, in particular gasoline and crude oil, gained as stronger economic data boosted demand expectations.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. The Fund underperformed its benchmark during the period primarily due to weak security selection within the underlying equity and commodities portfolios. Asset allocation decisions also detracted due to overweights (i.e. the Fund’s sector position was greater than the benchmark position) to the weaker performing natural resource equities and commodities areas. These decisions offset the positive relative impact of security selection within the TIPS portion of the Fund and an out-of-benchmark allocation to emerging market inflation linked bonds.

Top detractors from relative performance (i.e. performance of the Fund as measured against the benchmark) in the natural resources equities portion of the Fund during the period were Exxon Mobil, Chesapeake Energy, and Kinross Gold. Shares of Exxon Mobil rose during the period as the company reported solid earnings and repurchased stock. Not owning this stock, which is a component of the benchmark, detracted from relative returns. Shares of Chesapeake Energy, a U.S.-based producer of natural gas, oil, and natural gas liquids moved lower during the period. Investor concerns that the company suffers from a pattern of poor corporate governance weighed on the stock price. Shares of Kinross Gold, a senior gold producer with assets in the United States, Africa, South America and Russia, were hurt after management announced that they would be redesigning their growth projects due to cost pressures. The Fund also held two exchange traded funds, Market Vectors Gold Miners ETF and SPDR S&P Metals & Mining ETF, which detracted from relative returns.

3

The Hartford Global Real Asset Fund

Manager Discussion – (continued)
April 30, 2012 (Unaudited)

Stocks that contributed most to relative performance in the natural resources equities portion of the Fund were Pioneer Natural Resources, EOG Resources, and Lyondellbasell Industries. Oil and gas exploration and production company Pioneer Natural Resources’ shares rose as the company guided production growth estimates higher for 2012. Shares of oil and gas exploration and production company EOG Resources rose on the strength of higher oil prices. Lyondellbasell Industries, an ethylene and polyethylene producer, saw its shares rise despite a weak earnings report on improvements in ethylene margins and refinery spreads.

The commodities sub-portfolio underperformed its benchmark due to gold exposure, overweights in cotton and cattle, an underweight to the strong-performing energy sector, and an overweight to the weaker-performing precious metals sector. Exposure to commodities is gained through derivatives, particularly total return swaps and futures.

The TIPS portion of the Fund modestly outperformed its benchmark during the period, driven primarily by yield curve effects and an allocation to Treasuries in November and December.

What is the outlook?

We view our asset class positioning in the Fund as having two components: intermediate-term views (2-3 year horizon) and tactical changes around those positions (less than one year horizon). Our intermediate positions target areas with what we believe are attractive valuations, tight supply conditions, improving demand, and supportive business-cycle conditions. Short-term shifts typically reflect positioning changes to take advantage of price volatility.

We continue to expect weaker than normal trend growth globally. Ongoing discussions on sovereign debt and structural issues in Europe will likely remain a focus and could drive markets in the short term. We believe pessimism on China is rising, affecting both commodities and natural resource equities. Looking further ahead, we may be entering a market defined in part by an evolution in Chinese demand from infrastructure and housing investment towards consumption. This would reduce materials intensity, but could benefit areas more sensitive to consumer demand. We continue to evaluate this trend.

Current high levels of pessimism on China could signal a coming peak in negative sentiment, creating the potential for stronger performance among natural resource equities in the medium term if sentiment changes. At the end of the period, we were essentially neutral in natural resource equities and commodities and underweight TIPS. While policy support for low or negative real interest rates remains in place, there is a reasonable probability that rates gradually will trend higher over time. Such a move would be negative for TIPS, which today are challenged from a valuation perspective. TIPS remain a source of funds for our favored ideas.

We ended the period with an out-of-benchmark allocation to emerging market inflation-linked bonds. We believe that emerging markets will continue to be an area where we see the most inflation surprises, which is supportive of the asset class. Fundamentally, structural fiscal debt burdens are much lower in emerging markets when compared to developed markets, supporting narrowing yield differentials over time. Finally, many emerging market currencies appear attractive on an intermediate term horizon.

Diversification by Country

as of April 30, 2012

Percentage of
Country	Net Assets
Australia	1.6%
Brazil	1.5
Canada	8.2
Hong Kong	1.1
India	1.1
Ireland	0.8
Israel	0.3
Jersey	1.2
Luxembourg	0.8
Mexico	0.4
Netherlands	0.9
Norway	1.2
Papua New Guinea	0.9
Peru	0.8
Poland	0.1
South Africa	2.1
South Korea	0.1
Spain	0.7
Thailand	0.1
Turkey	0.3
United Kingdom	6.0
United States	56.9
Short-Term Investments	12.7
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 49.6%
		Aluminum - 0.9%
	2,937	Alumina Ltd.	$3,507

		Coal & Consumable Fuels - 1.9%
	160	Alpha Natural Resources, Inc. ●	2,575
	84	Consol Energy, Inc.	2,795
	76	Peabody Energy Corp.	2,358
			7,728
		Construction Materials - 0.8%
	149	CRH plc	3,025

		Diversified Metals & Mining - 8.6%
	216	BHP Billiton plc	6,966
	225	First Quantum Minerals Ltd.	4,677
	160	Freeport-McMoRan Copper & Gold, Inc.	6,136
	665	Glencore International plc	4,607
	3,679	Mongolian Mining Corp. ●	2,955
	90	Teck Cominco Ltd. Class B	3,348
	165	Vedanta Resources plc	3,276
	34	Walter Energy, Inc.	2,248
			34,213
		Fertilizers & Agricultural Chemicals - 0.6%
	44	Mosaic Co.	2,335

		Forest Products - 0.0%
	303	Sino Forest Corp. Class A ⌂●†	—

		Gold - 3.0%
	51	AngloGold Ltd. ADR	1,748
	43	Barrick Gold Corp.	1,731
	80	Compania De Minas Buenaventur ADR	3,294
	44	Goldcorp, Inc.	1,677
	395	Kinross Gold Corp.	3,535
			11,985
		Industrial Conglomerates - 0.4%
	289	Beijing Enterprises Holdings Ltd.	1,614

		Integrated Oil & Gas - 14.2%
	369	BG Group plc	8,710
	108	BP plc ADR	4,708
	73	Chevron Corp.	7,815
	115	ConocoPhillips Holding Co.	8,216
	132	Imperial Oil Ltd.	6,164
	21	Occidental Petroleum Corp.	1,870
	140	Petroleo Brasileiro S.A. ADR	3,296
	143	Repsol YPF S.A. ☼	2,742
	74	Sasol Ltd. ADR	3,500
	172	Statoilhydro ASA ADR	4,618
	147	Suncor Energy, Inc.	4,852
			56,491
		Oil & Gas Drilling - 0.7%
	77	Noble Corp.	2,923

		Oil & Gas Equipment & Services - 5.1%
	101	Baker Hughes, Inc.	4,455
	57	Cameron International Corp. ●	2,916
	30	Dril-Quip, Inc. ●	2,022
	37	National Oilwell Varco, Inc.	2,803
	78	Schlumberger Ltd.	5,746
	41	Tidewater, Inc.	2,273
			20,215
		Oil & Gas Exploration & Production - 7.3%
	74	Canadian Natural Resources Ltd.	2,554
	158	Chesapeake Energy Corp.	2,916
	194	EnCana Corp.	4,065
	39	EOG Resources, Inc.	4,291
	465	Oil Search Ltd.	3,530
	31	Pioneer Natural Resources Co.	3,567
	93	Southwestern Energy Co. ●	2,929
	142	Ultra Petroleum Corp. ●	2,800
	40	Whiting Petroleum Corp. ●	2,265
			28,917
		Oil & Gas Refining & Marketing - 2.3%
	84	Marathon Petroleum Corp.	3,499
	94	Reliance Industries Ltd. GDR ■	2,650
	120	Tesoro Corp. ●	2,795
			8,944
		Precious Metals & Minerals - 0.6%
	36	Anglo American Platinum Ltd.	2,370

		Specialty Chemicals - 0.9%
	82	LyondellBasell Industries Class A	3,409

		Steel - 2.3%
	195	ArcelorMittal ADR	3,376
	501	Fortescue Metals Group Ltd.	2,909
	122	Vale S.A. ADR	2,642
			8,927
		Total common stocks
		(cost $217,086)	$196,603

WARRANTS - 0.4%
		Diversified Metals & Mining - 0.4%
	470	NMDC Ltd. ⌂	$1,556

		Total warrants
		(cost $2,835)	$1,556

EXCHANGE TRADED FUNDS - 4.7%
		Other Investment Pools and Funds - 4.7%
	120	Energy Select Sector SPDR	$8,547
	91	Market Vectors Agribusiness	4,747
	25	Market Vectors Gold Miners	1,173
	84	SPDR Metals & Mining	4,064
		Total exchange traded funds
		(cost $18,750)	$18,531

FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
		Israel - 0.3%
		Israel (Government of)
ILS	1,889	2.75%, 09/30/2022 ◄	$530
ILS	2,028	3.50%, 04/30/2018 ◄	610
			1,140

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬				Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 1.5% - (continued)
		Mexico - 0.4%
		Mexican Udibonos
MXN	5,515	2.50%, 12/10/2020 ◄		$430
MXN	12,306	4.50%, 12/18/2014 - 11/22/2035 ◄		1,064
				1,494
		Poland - 0.1%
		Poland (Government of)
PLN	1,317	3.00%, 08/24/2016 ◄		434

		South Africa - 0.2%
		South Africa (Republic of)
ZAR	4,998	5.50%, 12/07/2023 ◄		879

		South Korea - 0.1%
		Korea (Republic of)
KRW	315,557	2.75%, 06/10/2020 ◄		318

		Thailand - 0.1%
		Thailand (Government of)
THB	13,055	1.20%, 07/14/2021 ◄		432

		Turkey - 0.3%
		Turkey (Government of)
TRY	1,542	2.50%, 05/04/2016 ◄		868
TRY	798	3.00%, 07/21/2021 ◄		440
				1,308
		Total foreign government obligations
		(cost $5,870)		$6,005

U.S. GOVERNMENT SECURITIES - 30.9%
		U.S. Treasury Securities - 30.9%
		U.S. Treasury Notes - 30.9%
	$25,800	0.13%, 04/15/2016 - 01/15/2022 ◄		$27,789
	8,890	0.50%, 04/15/2015 ◄		9,888
	7,750	0.63%, 07/15/2021 ◄		8,643
	6,615	1.13%, 01/15/2021 ◄		7,895
	13,375	1.25%, 04/15/2014 - 07/15/2020 ◄		15,547
	5,550	1.38%, 01/15/2020 ◄		6,820
	10,050	1.63%, 01/15/2015 - 01/15/2018 ◄		12,843
	4,600	1.88%, 07/15/2013 - 07/15/2019 ◄		5,962
	8,800	2.00%, 01/15/2014 - 01/15/2016 ◄		11,496
	7,100	2.13%, 01/15/2019 ◄		9,124
	3,675	2.38%, 01/15/2017 ◄╦‡		4,887
	1,350	2.63%, 07/15/2017 ◄		1,796
				122,690
		Total U.S. government securities
		(cost $119,612)		$122,690

		Total long-term investments
		(cost $364,153)		$345,385

SHORT-TERM INVESTMENTS - 12.7%
		Repurchase Agreements - 12.7%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $12,541,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
		of $12,792)
	$12,541	0.20%, 04/30/2012		$12,541
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $16,800, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
		of $17,136)
	16,800	0.20%, 04/30/2012		16,800
		Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $6,636, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $6,768)
	6,636	0.21%, 04/30/2012		6,636
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $5,495, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
		4.50%, 2025 - 2042, value of $5,605)
	5,495	0.19%, 04/30/2012		5,495
		UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $6, collateralized by U.S. Treasury Note 0.75%, 2013, value of $7)
	6	0.17%, 04/30/2012		6
		UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $9,020, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $9,200)
	9,020	0.21%, 04/30/2012		9,020
				50,498
		Total short-term investments
		(cost $50,498)		$50,498

		Total investments
		(cost $414,651) ▲	99 .8%	$395,883
		Other assets and liabilities	0 .2%	603
		Total net assets	100 .0%	$396,486

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global Real Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2012, the Fund invested 10.2% of its total assets in the Subsidiary.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $421,146 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,442
Unrealized Depreciation	(35,705)
Net Unrealized Depreciation	$(25,263)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value and percentage of net assets of these securities rounds to zero. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $365, held on the behalf of the Fund at the custody bank, was received from broker as collateral in connection with swap contracts.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $2,650, which represents 0.7% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2010 - 05/2011	470	NMDC Ltd. Warrants	2,835
06/2011 - 08/2011	303	Sino Forest Corp. Class A	1,570

At April 30, 2012, the aggregate value of these securities was $1,556, which represents 0.4% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $606 at April 30, 2012.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Futures Contracts Outstanding at April 30, 2012

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
Gold 100oz Future	11	Long	06/27/2012	$1,830	$1,825	$5
Live Cattle Future	53	Long	06/29/2012	2,420	2,685	(265)
Live Cattle Future	10	Long	08/31/2012	465	509	(44)
						$(304)

*	The number of contracts does not omit 000's.

Cash of $475 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2012.

 Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
CAD	CSFB	Sell	$1,208	$1,217	05/02/2012	$9
CLP	BOA	Buy	445	444	05/31/2012	1
EUR	DEUT	Buy	606	606	05/04/2012	–
GBP	CBK	Buy	405	406	05/02/2012	(1)
						$9

Interest Rate Swap Contracts Outstanding at April 30, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	CLICP Camara	2.42% Fixed	$218	04/11/22	$–	$–	$–
BOA	CLPUF	1.66% Fixed	230	12/02/13	–	2	2
					$–	$2	$2

Total Return Swap Contracts Outstanding at April 30, 2012

Reference Entity	Counterparty	Notional Amount	Payments received (paid) by Fund	Expiration Date	Unrealized Appreciation/ (Depreciation)
S&P GSCI Agriculture	MSC	$2,491	(0.22)% Fixed	07/31/12	$(42)
S&P GSCI Agriculture	MSC	4,524	(0.22)% Fixed	03/28/13	(76)
S&P GSCI Energy	MSC	3,813	(0.15)% Fixed	07/31/12	(10)
S&P GSCI Energy	MSC	5,104	(0.15)% Fixed	03/28/13	(14)
S&P GSCI Industrial Metals	MSC	3,098	(0.20)% Fixed	07/31/12	6
S&P GSCI Industrial Metals	MSC	5,890	(0.20)% Fixed	03/28/13	11
S&P GSCI Livestock	MSC	720	(0.23)% Fixed	07/31/12	(18)
S&P GSCI Livestock	MSC	1,482	(0.23)% Fixed	03/28/13	(38)
S&P GSCI Precious Metals	MSC	4,605	(0.20)% Fixed	07/31/12	(50)
S&P GSCI Precious Metals	MSC	4,403	(0.20)% Fixed	03/28/13	(47)
					$(278)

╪	See Significant Accounting Policies of accompanying Notes to Consolidated Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays Capital, Inc.
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
MSC	Morgan Stanley

Currency Abbreviations:
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	EURO
GBP	British Pound
ILS	Israeli New Shekel
KRW	South Korean Won
MXN	Mexican New Peso
PLN	Polish New Zloty
THB	Thai Bhat
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
GSCI	Goldman Sachs Commodity Index
S&P	Standard & Poors Index

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate
CLPUF	Chilean Unidada de Fomentos Rate
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Real Asset Fund

Consolidated Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Aluminum	$3,507	$—	$3,507	$—
Coal & Consumable Fuels	7,728	7,728	—	—
Construction Materials	3,025	—	3,025	—
Diversified Metals & Mining	34,213	16,409	17,804	—
Fertilizers & Agricultural Chemicals	2,335	2,335	—	—
Forest Products	—	—	—	—
Gold	11,985	11,985	—	—
Industrial Conglomerates	1,614	—	1,614	—
Integrated Oil & Gas	56,491	45,039	11,452	—
Oil & Gas Drilling	2,923	2,923	—	—
Oil & Gas Equipment & Services	20,215	20,215	—	—
Oil & Gas Exploration & Production	28,917	25,387	3,530	—
Oil & Gas Refining & Marketing	8,944	8,944	—	—
Precious Metals & Minerals	2,370	—	2,370	—
Specialty Chemicals	3,409	3,409	—	—
Steel	8,927	6,018	2,909	—
Total	196,603	150,392	46,211	—
Exchange Traded Funds	18,531	18,531	—	—
Foreign Goverment Obligations	6,005	—	6,005	—
U.S. Government Securities	122,690	12,346	110,344	—
Warrants	1,556	1,556	—	—
Short-Term Investments	50,498	—	50,498	—
Total	$395,883	$182,825	$213,058	$—
Foreign Currency Contracts*	10	—	10	—
Futures*	5	5	—	—
Interest Rate Swaps*	2	—	2	—
Total Return Swaps*	17	—	17	—
Total	$34	$5	$29	$—
Liabilities:
Foreign Currency Contracts*	1	—	1	—
Futures*	309	309	—	—
Total Return Swaps*	295	—	295	—
Total	$605	$309	$296	$—

♦	For the six-month period ended April 30, 2012, investments valued at $17,341 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Consolidated Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2012
Assets:
Common Stocks	$292	$—	$(292	)*	$—	$—	$—	$—	$—	$—
Total	$292	$—	$(292)		$—	$—	$—	$—	$—	$—
Swaps	$—	$—	$—		$—	$—	$—	$—	$—	$—
Total	$—	$—	$—		$—	$—	$—	$—	$—	$—

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(292).

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Real Asset Fund

Consolidated Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $414,651)	$395,883
Cash	695 *
Foreign currency on deposit with custodian (cost $19)	19
Unrealized appreciation on foreign currency contracts	10
Unrealized appreciation on swap contracts	19
Receivables:
Investment securities sold	3,362
Fund shares sold	1,259
Dividends and interest	740
Variation margin	30
Other assets	121
Total assets	402,138
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Unrealized depreciation on swap contracts	295
Payables:
Investment securities purchased	3,602
Fund shares redeemed	1,250
Investment management fees	67
Administrative fees	—
Distribution fees	17
Collateral received from broker	365
Variation margin	1
Accrued expenses	54
Total liabilities	5,652
Net assets	$396,486
Summary of Net Assets:
Capital stock and paid-in-capital	$438,885
Distributions in excess of net investment loss	(156)
Accumulated net realized loss	(22,898)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(19,345)
Net assets	$396,486

Shares authorized	500,000
Par value	$0 .001
Class A: Net asset value per share/Maximum offering price per share	$10.73/$11.35
Shares outstanding	12,427
Net assets	$133,380
Class C: Net asset value per share	$10.66
Shares outstanding	6,390
Net assets	$68,143
Class I: Net asset value per share	$10.75
Shares outstanding	8,871
Net assets	$95,402
Class R3: Net asset value per share	$10.75
Shares outstanding	181
Net assets	$1,950
Class R4: Net asset value per share	$10.75
Shares outstanding	234
Net assets	$2,518
Class R5: Net asset value per share	$10.76
Shares outstanding	189
Net assets	$2,032
Class Y: Net asset value per share	$10.76
Shares outstanding	8,648
Net assets	$93,061

* Cash of $475 was pledged as initial margin deposit and collateral for open futures contracts at April 30, 2012.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Real Asset Fund

Consolidated Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$2,187
Interest	675
Less: Foreign tax withheld	(142)
Total investment income	2,720

Expenses:
Investment management fees	2,164
Administrative services fees	4
Transfer agent fees	231
Distribution fees
Class A	177
Class C	373
Class R3	5
Class R4	3
Custodian fees	18
Accounting services fees	52
Registration and filing fees	79
Board of Directors' fees	5
Audit fees	6
Other expenses	34
Total expenses (before waivers and fees paid indirectly)	3,151
Expense waivers	(871)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(874)
Total expenses, net	2,277
Net Investment Income	443
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(10,237)
Net realized loss on futures	(2,363)
Net realized gain on swap contracts	2,688
Net realized gain on foreign currency contracts	30
Net realized gain on other foreign currency transactions	217
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(9,665)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,477
Net unrealized appreciation of futures	183
Net unrealized depreciation of swap contracts	(2,729)
Net unrealized appreciation of foreign currency contracts	15
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(6)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(60)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(9,725)
Net Decrease in Net Assets Resulting from Operations	$(9,282)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Real Asset Fund

Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$443	$2,836
Net realized loss on investments, other financial instruments and foreign currency transactions	(9,665)	(14,933)
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(60)	(22,332)
Net Decrease In Net Assets Resulting From Operations	(9,282)	(34,429)
Distributions to Shareholders:
From net investment income
Class A	(1,231)	(237)
Class C	(211)	(63)
Class I	(1,249)	(196)
Class R3	(8)	(6)
Class R4	(16)	(10)
Class R5	(23)	(14)
Class Y	(912)	(108)
Total from net investment income	(3,650)	(634)
From net realized gain on investments
Class A	—	(199)
Class C	—	(78)
Class I	—	(119)
Class R3	—	(14)
Class R4	—	(14)
Class R5	—	(14)
Class Y	—	(75)
Total from net realized gain on investments	—	(513)
Total distributions	(3,650)	(1,147)
Capital Share Transactions:
Class A	(17,913)	141,821
Class C	(11,441)	79,950
Class I	(36,505)	139,748
Class R3	1	(231)
Class R4	733	(410)
Class R5	219	(385)
Class Y	25,417	59,995
Net increase (decrease) from capital share transactions	(39,489)	420,488
Net Increase (Decrease) In Net Assets	(52,421)	384,912
Net Assets:
Beginning of period	448,907	63,995
End of period	$396,486	$448,907
Undistributed (distribution in excess of) net investment income (loss)	$(156)	$3,051

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Global Real Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or

14

redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally

15

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Consolidated Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

16

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)	Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such

17

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Consolidated Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Consolidated Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Consolidated Schedule of Investments as of April 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S.

18

Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of April 30, 2012.

c)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Consolidated Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Consolidated Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Consolidated Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an

19

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding interest rate swaps as of April 30, 2012.

Total Return Swap Agreements – The Fund may invest in total return swap agreements. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap agreement, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding total return swaps as of April 30, 2012.

The prices of commodity-linked derivative securities may move in different directions from investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have followed those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options.

20

d)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$10	$—	$—	$—	$—	$10
Unrealized appreciation on swap contracts	2	—	—	—	17	—	19
Variation margin receivable *	—	—	—	—	30	—	30
Total	$2	$10	$—	$—	$47	$—	$59

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Unrealized depreciation on swap contracts	—	—	—	—	295	—	295
Variation margin payable *	—	—	—	—	1	—	1
Total	$—	$1	$—	$—	$296	$—	$297

* Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(304) as reported in the Consolidated Schedule of Investments.

The volume of derivatives that is presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$3	$—	$—	$(2)	$(2,364)	$—	$(2,363)
Net realized gain on swap contracts	—	—	—	—	2,688	—	2,688
Net realized gain on foreign currency contracts	—	30	—	—	—	—	30
Total	$3	$30	$—	$(2)	$324	$—	$355

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:

Net change in unrealized appreciation of futures	$—	$—	$—	$—	$183	$—	$183
Net change in unrealized appreciation (depreciation) of swap contracts	2	—	—	—	(2,731)	—	(2,729)
Net change in unrealized appreciation of foreign currency contracts	—	15	—	—	—	—	15
Total	$2	$15	$—	$—	$(2,548)	$—	$(2,531)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with

21

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

22

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010 *
Ordinary Income	$1,147	$—

* The Fund commenced operations on May 28, 2010

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$3,051
Accumulated Capital Losses *	(6,738)
Unrealized Depreciation †	(25,780)
Total Accumulated Deficit	$(29,467)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$281
Accumulated Net Realized Gain (Loss)	1,750
Capital Stock and Paid-in-Capital	(2,031)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

23

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2019	$6,738
Total	$6,738

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9300%
On next $500 million	0.8500%
On next $1.5 billion	0.7800%
On next $2.5 billion	0.7500%
Over $5 billion	0.7100%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

24

HIFSCO voluntarily agreed to waive management fees of 0.40% of average daily net assets until February 29, 2012.

HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.50%	1.20%	1.00%	0.95%

From November 1, 2011 through February 29, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.30%	1.00%	0.70%	0.65%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Consolidated Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.11%
Class C	1.83
Class I	0.84
Class R3	1.36
Class R4	1.08
Class R5	0.80
Class Y	0.76

25

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $294 and contingent deferred sales charges of $50 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $5.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	161	89%
Class R4	162	69
Class R5	163	86

26

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$210,743
Sales Proceeds Excluding U.S. Government Obligations	240,817
Cost of Purchases for U.S. Government Obligations	2,177
Sales Proceeds for U.S. Government Obligations	12,512

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,699	104	(3,477)	—	(1,674)	17,092	33	(5,398)	—	11,727
Amount	$18,493	$1,089	$(37,495)	$—	$(17,913)	$203,131	$382	$(61,692)	$—	$141,821
Class C
Shares	408	16	(1,493)	—	(1,069)	8,045	10	(1,381)	—	6,674
Amount	$4,403	$168	$(16,012)	$—	$(11,441)	$95,570	$111	$(15,731)	$—	$79,950
Class I
Shares	1,575	86	(5,016)	—	(3,355)	19,016	20	(7,788)	—	11,248
Amount	$17,286	$903	$(54,694)	$—	$(36,505)	$227,156	$233	$(87,641)	$—	$139,748
Class R3
Shares	7	1	(8)	—	—	26	2	(47)	—	(19)
Amount	$72	$8	$(79)	$—	$1	$310	$20	$(561)	$—	$(231)
Class R4
Shares	66	1	—	—	67	6	2	(41)	—	(33)
Amount	$722	$15	$(4)	$—	$733	$66	$24	$(500)	$—	$(410)
Class R5
Shares	19	2	(1)	—	20	7	3	(41)	—	(31)
Amount	$210	$23	$(14)	$—	$219	$88	$28	$(501)	$—	$(385)
Class Y
Shares	2,366	72	(97)	—	2,341	6,398	16	(1,158)	—	5,256
Amount	$25,697	$759	$(1,039)	$—	$25,417	$73,225	$182	$(13,412)	$—	$59,995
Total
Shares	6,140	282	(10,092)	—	(3,670)	50,590	86	(15,854)	—	34,822
Amount	$66,883	$2,965	$(109,337)	$—	$(39,489)	$599,546	$980	$(180,038)	$—	$420,488

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

27

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

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29

The Hartford Global Real Asset Fund

Consolidated Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$11.05	$0.01	$–	$(0.24)	$(0.23)	$(0.09)	–	$–	$(0.09)	$(0.32)	$10.73
C	10.96	(0.03)	–	(0.24)	(0.27)	(0.03)	–	–	(0.03)	(0.30)	10.66
I	11.09	0.02	–	(0.24)	(0.22)	(0.12)	–	–	(0.12)	(0.34)	10.75
R3	11.04	–	–	(0.24)	(0.24)	(0.05)	–	–	(0.05)	(0.29)	10.75
R4	11.07	0.02	–	(0.25)	(0.23)	(0.09)	–	–	(0.09)	(0.32)	10.75
R5	11.10	0.03	–	(0.25)	(0.22)	(0.12)	–	–	(0.12)	(0.34)	10.76
Y	11.10	0.03	–	(0.24)	(0.21)	(0.13)	–	–	(0.13)	(0.34)	10.76

For the Year Ended October 31, 2011 (E)
A	11.06	0.09	–	0.03	0.12	(0.06)	(0.07)	–	(0.13)	(0.01)	11.05
C	11.02	0.01	–	0.05	0.06	(0.05)	(0.07)	–	(0.12)	(0.06)	10.96
I	11.07	0.14	–	0.02	0.16	(0.07)	(0.07)	–	(0.14)	0.02	11.09
R3	11.04	0.06	–	0.04	0.10	(0.03)	(0.07)	–	(0.10)	–	11.04
R4	11.06	0.09	–	0.04	0.13	(0.05)	(0.07)	–	(0.12)	0.01	11.07
R5	11.07	0.13	–	0.04	0.17	(0.07)	(0.07)	–	(0.14)	0.03	11.10
Y	11.07	0.12	–	0.05	0.17	(0.07)	(0.07)	–	(0.14)	0.03	11.10

From May 28, 2010 (commencement of operations), through October 31, 2010 (E)
A(H)	10.00	0.01	–	1.05	1.06	–	–	–	–	1.06	11.06
C(H)	10.00	(0.03)	–	1.05	1.02	–	–	–	–	1.02	11.02
I(H)	10.00	0.01	–	1.06	1.07	–	–	–	–	1.07	11.07
R3(H)	10.00	(0.01)	–	1.05	1.04	–	–	–	–	1.04	11.04
R4(H)	10.00	–	–	1.06	1.06	–	–	–	–	1.06	11.06
R5(H)	10.00	0.02	–	1.05	1.07	–	–	–	–	1.07	11.07
Y(H)	10.00	0.03	–	1.04	1.07	–	–	–	–	1.07	11.07

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Consolidated Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.

30

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

(2.05	)%(F)	$133,380	1.54	%(G)	1.11	%(G)	1.11	%(G)	0.20	%(G)	54%
(2.46	)(F)	68,143	2.26	(G)	1.83	(G)	1.83	(G)	(0.53	)(G)	–
(1.98	)(F)	95,402	1.26	(G)	0.84	(G)	0.84	(G)	0.45	(G)	–
(2.20	)(F)	1,950	1.85	(G)	1.36	(G)	1.36	(G)	(0.05	)(G)	–
(2.08	)(F)	2,518	1.56	(G)	1.08	(G)	1.08	(G)	0.28	(G)	–
(1.92	)(F)	2,032	1.25	(G)	0.80	(G)	0.80	(G)	0.50	(G)	–
(1.87	)(F)	93,061	1.16	(G)	0.76	(G)	0.76	(G)	0.59	(G)	–

1.08		155,876	1.55		1.04		1.04		0.82		145
0.46		81,736	2.27		1.76		1.76		0.13		–
1.41		135,558	1.25		0.74		0.74		1.22		–
0.90		2,001	1.87		1.30		1.30		0.52		–
1.15		1,846	1.57		1.00		1.00		0.81		–
1.49		1,871	1.26		0.70		0.70		1.10		–
1.52		70,019	1.16		0.65		0.65		1.06		–

10.60	(F)	26,248	1.62	(G)	0.96	(G)	0.96	(G)	0.13	(G)	20
10.20	(F)	8,650	2.38	(G)	1.72	(G)	1.72	(G)	(0.61	)(G)	–
10.70	(F)	10,821	1.45	(G)	0.79	(G)	0.79	(G)	0.33	(G)	–
10.40	(F)	2,208	2.01	(G)	1.31	(G)	1.31	(G)	(0.21	)(G)	–
10.60	(F)	2,211	1.71	(G)	1.01	(G)	1.01	(G)	0.09	(G)	–
10.70	(F)	2,214	1.41	(G)	0.71	(G)	0.71	(G)	0.39	(G)	–
10.70	(F)	11,643	1.32	(G)	0.66	(G)	0.66	(G)	0.43	(G)	–

31

The Hartford Global Real Asset Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

32

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

33

The Hartford Global Real Asset Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Global Real Asset Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$979.50	$5.46	$1,000.00	$1,019.34	$5.57	1.11%	182	366
Class C	$1,000.00	$975.40	$8.99	$1,000.00	$1,015.76	$9.17	1.83	182	366
Class I	$1,000.00	$980.20	$4.14	$1,000.00	$1,020.69	$4.22	0.84	182	366
Class R3	$1,000.00	$978.00	$6.69	$1,000.00	$1,018.10	$6.82	1.36	182	366
Class R4	$1,000.00	$979.20	$5.31	$1,000.00	$1,019.49	$5.42	1.08	182	366
Class R5	$1,000.00	$980.80	$3.94	$1,000.00	$1,020.89	$4.02	0.80	182	366
Class Y	$1,000.00	$981.30	$3.74	$1,000.00	$1,021.08	$3.82	0.76	182	366

35

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GRA12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Global Research Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Global Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Research Fund inception 02/29/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 2/29/08 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12) (1) (2) (3)

	6 Month†	1 Year	Since Inception
Global Research A#	9.06%	-7.04%	0.76%
Global Research A##		-12.15%	-0.60%
Global Research B#	8.67%	-7.73%	0.01%
Global Research B##		-12.04%	-0.44%
Global Research C#	8.78%	-7.63%	0.04%
Global Research C##		-8.50%	0.04%
Global Research I#	9.22%	-6.77%	1.07%
Global Research R3#	9.03%	-7.20%	0.50%
Global Research R4#	9.14%	-6.86%	0.78%
Global Research R5#	9.35%	-6.66%	1.06%
Global Research Y#	9.42%	-6.52%	1.11%
MSCI All Country World Index	7.36%	-5.21%	-0.03%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Research Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA*
Senior Vice President and Associate Director of Global Industry Research	Director and Director of Global Industry Research

* Mr. Mandel supervises a team of global industry analysts that manage the Fund. Mr. Mandel is not involved in day-to-day management of the Fund.

How did the Fund perform?

The Class A shares of The Hartford Global Research Fund returned 9.06%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the MSCI All Country World Index, which returned 7.36% for the same period. The Fund also outperformed the 5.91% return of the average fund in the Lipper Global Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The market environment during the initial months of 2012 was a sharp contrast to that of 2011. In November and December of 2011, macroeconomic fears and investors’ desire for safety continued to dominate equity markets. Not surprisingly, the best performing stocks were concentrated within the traditionally defensive Utilities, Consumer Staples, and Health Care sectors. In this environment, investors craved low volatility, safety stocks and the fundamentals of many solid companies were largely ignored. Year-to-date 2012 saw a reversal, particularly during the first quarter. We have seen greater differentiation among stocks as investors refocus on fundamentals thus far in 2012.

During the first three months of 2012, global equities moved higher as investors generally looked past lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic data. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates low until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal in February added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, however, global equities retreated as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster U.S. labor report, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors. Nine out of ten sectors in the MSCI All Country World Index rose during the period. Information Technology (+13%), Consumer Discretionary (+12%), and Health Care (+11%) rose the most while returns in Materials (-1%), Utilities (+1%), and Telecommunication Services (+1%) lagged on a relative basis.

The Fund’s outperformance versus the benchmark was driven by security selection, which was positive in seven of ten sectors. Stock selection was strongest in Financials, Health Care, and Industrials, while selection in Telecommunication Services detracted the most from relative performance (i.e. performance of the Fund as measured against the benchmark). Sector allocation detracted modestly from relative performance due in part to a slight overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Materials sector.

Top contributors to relative performance during the period included Regeneron Pharmaceuticals (Health Care), Amylin Pharmaceuticals (Health Care), and Lorillard (Consumer Staples). Shares of U.S.-based biopharmaceutical company Regeneron moved higher after the company's quarterly results exceeded expectations on strong sales of the firm's recently launched macular degeneration drug Eylea. In addition, Regeneron substantially raised sales guidance for Eylea. Shares of Amylin, a U.S.-based biopharmaceutical company, soared on news that the firm rejected a $3.5 billion takeover bid by Bristol-Myers. Shares of Lorillard, a U.S. producer of cigarettes, rose after the company reported favorable earnings results and announced the acquisition of Blu Ecigs, a U.S. electronic cigarette (e-cigarette) company. Apple (Information Technology) was also among the top contributors to absolute performance (i.e. total return).

The largest detractors from relative and absolute returns were Huabao International Holdings (Materials), Chesapeake Energy (Energy), and Kinross Gold (Materials). Huabao International Holdings is the dominant cigarette and tobacco flavor manufacturer in China. The company’s lower growth guidance and loss of market share dampened performance. Negative allegations regarding insider selling also pressured the stock price. Chesapeake is a U.S.-based producer of natural gas, oil, and natural gas liquids company. Headline news suggested that Chesapeake suffers from a pattern of poor corporate governance, weighing on the stock price. Shares of Kinross Gold, a senior gold producer with assets in the United States, Africa, South America and Russia, came under pressure due to higher mining costs and delays in the build-out on some of its properties.

3

The Hartford Global Research Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

What is the outlook?

Globally, we believe macroeconomic data continues to indicate a slow economic recovery, although performance by region varies. From a regional perspective, we believe that the U.S. economy appears more favorably positioned in a global context. We also recognize that the U.S. is not immune to growth setbacks and will have to address its fiscal imbalances in the coming years. In Europe, while significant fiscal and economic challenges remain, in general the region appears to be incrementally more stable compared to its recent past. Within emerging markets, we see mixed stages of economic recovery and development.

The Fund ended the period most overweight to the Consumer Discretionary, Information Technology, and Energy sectors and most underweight to the Industrials, Telecommunication Services, and Consumer Staples sectors relative to the MSCI All Country World Index. The Fund’s largest absolute sectors weights were in Financials, Information Technology, and Energy at the end of the period.

Diversification by Country
as of April 30, 2012

Percentage of
Country	Net Assets
Australia	1.6%
Belgium	1.1
Brazil	1.6
Canada	3.6
Chile	0.2
China	0.8
Denmark	0.2
Egypt	0.0
Finland	0.0
France	3.2
Germany	1.7
Hong Kong	2.4
India	0.7
Indonesia	0.1
Ireland	0.9
Israel	0.6
Italy	0.2
Japan	5.1
Jersey	0.1
Luxembourg	0.2
Malaysia	0.4
Marshall Islands	0.1
Mexico	0.4
Netherlands	1.1
Norway	1.4
Papua New Guinea	0.2
Philippines	0.2
Poland	0.0
Portugal	0.3
Russia	0.2
Singapore	0.7
South Africa	0.6
South Korea	0.7
Spain	0.7
Sweden	0.1
Switzerland	1.9
Taiwan	0.7
Thailand	0.3
Turkey	0.2
United Kingdom	7.7
United States	55.7
Short-Term Investments	1.8
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Global Research Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8%
	Automobiles & Components - 2.1%
5	Daimler AG	$303
175	Dongfeng Motor Group Co., Ltd.	343
28	Ford Motor Co. w/ Rights	313
2	Michelin (C.G.D.E.) Class B	127
44	Nissan Motor Co., Ltd. ☼	454
27	Peugeot S.A. ☼	319
6	Renault S.A.	289
8	Stanley Electric Co., Ltd.	126
7	Tokai Rika Co., Ltd.	125
8	Toyoda Gosei Co., Ltd.	153
2	Toyota Boshoku Corp.	20
17	Toyota Motor Corp. ☼	713
		3,285
	Banks - 8.6%
55	Banco Santander Brasil S.A.	446
18	Bancorpsouth, Inc.	237
49	Bangkok Bank plc	312
5	Bank Nordik P/F	63
1	Banque Cantonale Vaudoise	410
234	Barclays Bank plc ADR	830
38	BB&T Corp.	1,211
11	BNP Paribas	462
247	China Construction Bank	192
2	Citizens & Northern Corp.	44
6	Citizens Republic Bancorp, Inc. ●	106
50	DnB ASA	538
2	Gronlandsbanken	155
14	Hana Financial Holdings	470
9	Home Capital Group, Inc.	452
46	HSBC Holdings plc	411
66	Karnataka Bank Ltd.	114
110	Metropolitan Bank and Trust	237
229	Mitsubishi UFJ Financial Group, Inc.	1,099
11	National Bank of Canada	858
46	Oversea-Chinese Banking Corp., Ltd.	329
6	PNC Financial Services Group, Inc.	384
118	Regions Financial Corp.	797
49	Standard Chartered plc	1,192
14	SunTrust Banks, Inc.	330
7	Toronto-Dominion Bank	608
179	Turkiye Sinai Kalkinma Bankasi A.S.	233
40	Wells Fargo & Co.	1,344
		13,864
	Capital Goods - 6.0%
3	AAR Corp.	53
5	AMETEK, Inc.	263
32	Beijing Enterprises Holdings Ltd.	178
7	Boeing Co.	563
2	Brenntag AG	300
1	Carlisle Cos., Inc.	61
6	Colfax Corp. ●	192
7	Cooper Industries plc Class A	425
9	Danaher Corp.	487
1	Dover Corp.	71
4	Embraer S.A. ADR	133
3	Emerson Electric Co.	147
1	Esterline Technologies Corp. ●	53
1	Fanuc Corp.	118
1	General Dynamics Corp.	60
46	General Electric Co.	904
11	Hiwin Technologies Corp.	103
9	Honeywell International, Inc.	517
5	IDEX Corp.	218
7	Illinois Tool Works, Inc.	419
9	Ingersoll-Rand plc	367
3	Joy Global, Inc.	241
7	Komatsu Ltd. ☼	201
4	Lockheed Martin Corp.	328
11	Mitsui & Co., Ltd. ☼	169
1	Moog, Inc. Class A ●	59
2	Nidec Corp.	179
9	Pentair, Inc.	386
5	Raytheon Co.	266
4	Rexel S.A.	80
11	Rolls-Royce Holdings plc	152
2	Safran S.A.	79
3	Siemens AG	298
1	Stanley Black & Decker, Inc.	86
7	United Technologies Corp.	593
7	Vallourec	397
6	Vinci S.A.	263
3	WESCO International, Inc. ●	202
—	Zodiac Aerospace	53
		9,664
	Commercial & Professional Services - 0.1%
3	Huron Consulting Group, Inc. ●	113
5	Qualicorp S.A.	45
23	Transfield Services Ltd.	55
		213
	Consumer Durables & Apparel - 1.7%
2	Adidas AG	155
1	Brunello Cucinelli S.p.A.	14
6	Coach, Inc.	435
156	Daphne International Holdings Ltd.	222
1	Lennar Corp.	18
4	LVMH Moet Hennessy Louis Vuitton S.A.	607
5	Michael Kors Holdings Ltd. ●	235
4	NIKE, Inc. Class B	449
5	Salvatore Ferragamo Italia S.p.A. ●	130
128	Samsonite International S.A. ●	246
47	Stella International	125
2	Tumi Holdings, Inc.	38
		2,674
	Consumer Services - 0.5%
5	Carnival Corp.	152
8	Compass Group plc	85
1	Las Vegas Sands Corp.	50
1	Marriott International, Inc. Class A	42
106	MGM China Holdings Ltd.	195
87	Shangri-La Asia Ltd.	185
1	Wyndham Worldwide Corp.	45
		754
	Diversified Financials - 4.1%
74	Aberdeen Asset Management plc	343
9	Ameriprise Financial, Inc.	473
64	Bank of America Corp.	515
1	BlackRock, Inc.	155
20	CITIC Securities Co., Ltd. ●	41

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Research Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8% - (continued)
	Diversified Financials - 4.1% - (continued)
31	Citigroup, Inc.	$1,033
23	EFG International AG ●	228
28	GAM Holding Ltd.	361
5	Goldman Sachs Group, Inc.	557
6	IBJ Leasing Co., Ltd.	149
16	ICAP plc	96
61	ING Groep N.V. ●	430
8	Invesco Ltd.	206
39	Investec plc	224
16	Julius Baer Group Ltd.	628
1	LPL Investment Holdings, Inc. ●	18
4	Matsui Securities Co., Ltd.	25
6	Nasdaq OMX Group, Inc. ●	146
19	SEI Investments Co.	376
47	UBS AG	581
2	Warsaw Stock Exchange	20
		6,605
	Energy - 11.5%
12	Aban Offshore Ltd.	92
9	Alpha Natural Resources, Inc. ●	143
4	Anadarko Petroleum Corp.	315
19	Baker Hughes, Inc.	852
48	BG Group plc	1,130
60	BioFuel Energy Corp. ●	28
68	BP plc	494
2	BP plc ADR	96
17	Buru Energy, Ltd.	51
32	Cairn Energy plc	179
7	Canadian Natural Resources Ltd. ADR	227
3	Celtic Exploration Ltd.	42
37	Chesapeake Energy Corp.	688
3	Chevron Corp.	366
92	CNOOC Ltd.	194
11	Cobalt International Energy ●	286
15	ConocoPhillips Holding Co.	1,065
13	Consol Energy, Inc.	439
6	Denbury Resources, Inc. ●	108
2	Dril-Quip, Inc. ●	117
13	El Paso Corp.	380
12	EnCana Corp. ADR	248
10	ENSCO International plc	528
3	EOG Resources, Inc.	282
4	Exco Resources, Inc.	31
4	Exxon Mobil Corp.	366
10	GALP Energia SGPS S.A.	153
30	Green Plains Renewable Energy ●	239
5	Husky Energy, Inc.	128
14	Imperial Oil Ltd.	651
9	Indo Tambangraya Megah PT	39
—	Inpex Corp.	33
1	Interoil Corp. ●	30
34	JX Holdings, Inc.	193
86	Karoon Gas Australia Ltd. ●	569
60	Kunlun Energy Co., Ltd.	105
4	Marathon Petroleum Corp.	169
6	Midstates Petroleum Co., Inc.	90
6	National Oilwell Varco, Inc.	481
77	New Standard Energy Ltd.	45
4	Newfield Exploration Co. ●	133
5	Occidental Petroleum Corp.	488
11	Ocean Rig UDW, Inc. ●	194
32	Oil Search Ltd.	240
9	Peabody Energy Corp.	289
22	Petroleo Brasileiro S.A. ADR	525
30	Petroleum Geo-Services ●	451
2	Petrominerales Ltd.	29
4	Pioneer Natural Resources Co.	519
6	Quicksilver Resources, Inc. ●	29
13	Reliance Industries Ltd.	177
5	Reliance Industries Ltd. GDR ■	129
40	Repsol YPF S.A.	770
8	Sasol Ltd. ADR	361
2	Schlumberger Ltd.	179
5	Southwestern Energy Co. ●	164
13	Statoil ASA	355
8	Suncor Energy, Inc.	276
1	Tenaris S.A. ADR	34
7	Tesoro Corp. ●	156
23	Tonengeneral Sekiyu Kk	215
1	Tourmaline Oil Corp. ●	26
10	Trican Well Service Ltd.	140
7	Tupras-Turkiye Petrol Rafinerileri A.S.	150
5	Ultra Petroleum Corp. ●	98
68	Vantage Drilling Co. ●	107
2	Whiting Petroleum Corp. ●	130
12	Williams Cos., Inc.	415
1	WPX Energy, Inc. ●	25
		18,476
	Food & Staples Retailing - 1.5%
4	Costco Wholesale Corp.	382
10	CVS Caremark Corp.	449
9	Jeronimo Martins ●	167
71	Sheng Siong Group Ltd. ●	26
109	Tesco plc	560
18	Walgreen Co.	627
6	Woolworths Ltd.	155
		2,366
	Food, Beverage & Tobacco - 8.2%
42	Altria Group, Inc.	1,345
15	Anheuser-Busch InBev N.V.	1,054
40	Bajaj Hindusthan Ltd.	23
29	Balrampur Chini Mills Ltd.	30
7	British American Tobacco plc	378
73	Britvic plc	456
764	China Minzhong Food Corp., Ltd. ●	515
42	Cott Corp. ●	272
11	Diamond Foods, Inc.	222
2	GLG Life Technology Corp. ●	2
25	Green Mountain Coffee Roasters, Inc. ●	1,219
22	Groupe Danone	1,571
52	Grupo Modelo S.A.B.	366
2	Imperial Tobacco Group plc	62
—	Japan Tobacco, Inc.	89
27	Kraft Foods, Inc.	1,064
18	Lorillard, Inc.	2,383
1	Molson Coors Brewing Co.	35
6	Omega Protein Corp. ●	44
13	Philip Morris International, Inc.	1,197

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8% - (continued)
	Food, Beverage & Tobacco - 8.2% - (continued)
16	Pilgrim's Pride Corp. ●	$116
5	Salmar ASA	28
31	Smithfield Foods, Inc. ●	653
		13,124
	Health Care Equipment & Services - 2.6%
4	Aetna, Inc.	164
2	AmerisourceBergen Corp.	69
14	Boston Scientific Corp. ●	86
3	Cardinal Health, Inc.	132
6	CIGNA Corp.	278
13	Covidien plc	702
2	HCA Holdings, Inc.	57
2	Hologic, Inc. ●	38
—	M3, Inc.	223
6	McKesson Corp.	570
9	Medtronic, Inc.	352
5	NMC Health plc	18
4	St. Jude Medical, Inc.	152
2	Stryker Corp.	101
16	UnitedHealth Group, Inc.	906
3	Vanguard Health Systems, Inc. ●	28
5	Zimmer Holdings, Inc.	327
		4,203
	Insurance - 3.1%
5	Aflac, Inc.	243
215	Ageas	392
6	Aon plc	285
17	AXA S.A.	242
5	Berkshire Hathaway, Inc. Class B ●	427
21	Brasil Insurance Participacoes e Administracao S.A.	229
56	Discovery Holdings Ltd.	374
23	FBD Holdings	260
7	Marsh & McLennan Cos., Inc.	224
9	National Financial Partners Corp. ●	127
5	Principal Financial Group, Inc.	139
15	Progressive Corp.	315
67	Storebrand ASA	301
9	Swiss Re Ltd.	567
16	Unum Group	386
19	XL Group plc	402
		4,913
	Materials - 8.0%
5	Air Products & Chemicals, Inc.	426
7	Akzo Nobel N.V. ☼	360
1	Allegheny Technologies, Inc.	43
34	Anglo American plc	1,297
4	Antofagasta plc	84
171	Aquarius Platinum Ltd.	364
13	Asahi Kasei Corp.	78
9	Aston Resources Ltd. ⌂●†	98
8	Ball Corp.	316
13	Barrick Gold Corp.	528
7	BASF SE	601
7	BHP Billiton plc	212
2	Cabot Corp.	89
2	Celanese Corp.	94
1	CF Industries Holdings, Inc.	146
24	China Metal Recycling Holdings Ltd.	27
88	China Shanshui Cement Group	71
2	Crown Holdings, Inc. ●	85
2	Detour Gold Corp. ●	61
12	Dow Chemical Co.	421
1	Eastman Chemical Co.	76
8	EcoSynthetix, Inc. ●	38
8	Fertilizantes Heringer S.A. ●	62
10	First Quantum Minerals Ltd.	213
1	FMC Corp.	92
108	Fortescue Metals Group Ltd.	628
2	Freeport-McMoRan Copper & Gold, Inc.	69
10	Glencore International plc	73
6	Goldcorp, Inc.	211
20	Graphic Packaging Holding Co. ●	109
3	HeidelbergCement AG	165
1,525	Huabao International Holdings Ltd. ⌂†	494
4	Ivanhoe Mines Ltd. ●	41
2	JSR Corp.	44
42	Kinross Gold Corp.	375
6	LyondellBasell Industries Class A	240
3	MeadWestvaco Corp.	98
12	Methanex Corp.	412
6	Methanex Corp. ADR	198
11	Mitsubishi Chemical Holdings	55
188	Mongolian Mining Corp. ●	151
21	Mosaic Co.	1,125
112	Nine Dragons Paper Holdings	92
2	Olin Corp.	35
10	Owens-Illinois, Inc. ●	222
6	Phosagro OAO §	59
23	PTT Chemical Public Co., Ltd. ●	51
10	Rexam plc	70
7	Rio Tinto plc	413
3	Rubicon Minerals Corp. ●	9
6	Shin-Etsu Chemical Co., Ltd.	328
143	Sino Forest Corp. Class A ⌂●†	—
23	Smurfit Kappa Group plc ●	195
3	Tikkurila Oy	64
16	Ube Industries Ltd.	40
2	Uralkali §	59
1	Walter Energy, Inc.	39
3	Westlake Chemical Corp.	186
30	Worthington Industries, Inc.	537
		12,769
	Media - 2.5%
1	AMC Networks, Inc. Class A ●	55
4	CBS Corp. Class B	140
28	Comcast Corp. Class A	834
11	Comcast Corp. Special Class A	319
5	DreamWorks Animation SKG, Inc. ●	89
4	Elsevier N.V. ⌂	50
—	Fuji Media Holdings, Inc.	100
7	Liberty Global, Inc. ●	331
4	News Corp. Class A	69
4	Omnicom Group, Inc.	220
2	Publicis Groupe	119
14	Reed Elsevier Capital, Inc.	112
3	SES Global S.A.	73
30	Sirius XM Radio, Inc. w/ Rights ●	69
7	Viacom, Inc. Class B	335

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Research Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8% - (continued)
	Media - 2.5% - (continued)
5	Virgin Media, Inc.	$128
19	Walt Disney Co.	840
2	Ziggo N.V. ●	54
		3,937
	Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
2	Acorda Therapeutics, Inc. ●	43
2	Agilent Technologies, Inc.	93
2	Algeta ASA ●	59
—	Alk-Abello A/S	17
16	Alkermes plc ●	274
4	Almirall S.A.	32
26	Amylin Pharmaceuticals, Inc. ●	669
2	Astellas Pharma, Inc.	71
5	AstraZeneca plc	225
4	AstraZeneca plc ADR	185
3	Auxilium Pharmaceuticals, Inc. ●	48
1	Biogen Idec, Inc. ●	162
16	Bristol-Myers Squibb Co.	521
3	Cadence Pharmaceuticals, Inc. ●	10
2	Cubist Pharmaceuticals, Inc. ●	72
21	Daiichi Sankyo Co., Ltd.	363
11	Eisai Co., Ltd.	445
47	Elan Corp. plc ADR ●	647
14	Eli Lilly & Co.	574
9	Exelixis, Inc. ●	45
15	Forest Laboratories, Inc. ●	535
4	Gilead Sciences, Inc. ●	225
1	H. Lundbeck A/S	23
3	Immunogen, Inc. ●	36
4	Incyte Corp. ●	79
3	Ironwood Pharmaceuticals, Inc. ●	37
2	Johnson & Johnson	107
—	Life Technologies Corp. ●	19
4	Medicines Co. ●	97
21	Merck & Co., Inc. ‡	807
3	Mylan, Inc. ●	72
2	NPS Pharmaceuticals, Inc. ●	17
1	Ono Pharmaceutical Co., Ltd.	74
2	Onyx Pharmaceuticals, Inc. ●	82
1	Pacira Pharmaceuticals, Inc. ●	10
22	Pfizer, Inc.	495
5	Regeneron Pharmaceuticals, Inc. ●	720
3	Rigel Pharmaceuticals, Inc. ●	25
1	Roche Holding AG	246
3	Salix Pharmaceuticals Ltd. ●	133
4	Seattle Genetics, Inc. ●	73
20	Shionogi & Co., Ltd.	261
1	Targacept, Inc. ●	2
21	Teva Pharmaceutical Industries Ltd. ADR	951
2	Thermo Fisher Scientific, Inc.	106
7	UCB S.A.	346
—	Waters Corp. ●	38
1	Watson Pharmaceuticals, Inc. ●	98
		10,269
	Real Estate - 2.8%
—	Alexandria Real Estate Equities, Inc.	20
2	Aliansce Shopping Centers S.A.	16
6	American Assets Trust, Inc.	143
1	American Campus Communities, Inc.	31
3	American Tower Corp. REIT	218
12	Ascendas Real Estate Investment Trust ☼	20
1	Boardwalk REIT	35
1	Boston Properties, Inc.	74
18	BR Malls Participacoes S.A.	222
8	BR Properties S.A.	104
—	BRE Properties	22
3	British Land Co. plc	26
1	Camden Property Trust	49
16	Capitacommercial Trust ☼	16
2	Castellum AB	21
47	Central Pattana Public Co., Ltd.	77
73	China Overseas Grand Oceans Group Ltd.	97
2	Coresite Realty Corp.	38
1	Cyrela Commercial Properties S.A. Empreendimentose Participacoes	10
3	Daito Trust Construction Co., Ltd. ☼	227
2	DDR Corp.	32
1	Derwent London plc	35
35	Dexus Property Group	34
1	Digital Realty Trust, Inc.	50
2	Douglas Emmett, Inc.	38
—	EastGroup Properties, Inc.	11
1	Education Realty Trust, Inc.	14
—	Equity Lifestyle Properties, Inc.	30
1	Equity Residential Properties Trust	67
16	Forest City Enterprises, Inc. Class A ●	248
41	Fortune REIT	22
2	Glimcher Realty Trust	22
1	GSW Immobilien AG ●	45
1	GSW Immobilien AG Rights	2
22	Hammerson plc	150
1	HCP, Inc.	42
1	Health Care, Inc.	69
2	Host Hotels & Resorts, Inc.	27
7	Hysan Development Co., Ltd.	33
—	Icade	14
1	Kilroy Realty Corp.	45
1	LaSalle Hotel Properties	34
21	Link REIT	89
12	Mitsubishi Estate Co., Ltd.	216
3	Mitsui Fudosan Co., Ltd.	63
1	Post Properties, Inc.	25
—	PSP Swiss Property	31
1	Public Storage	96
4	Rayonier, Inc.	189
2	RioCan REIT	48
1	RLJ Lodging Trust	20
107	Robinsons Land Corp.	44
4	Shaftesbury plc	37
4	Simon Property Group, Inc.	643
3	Sun Hung Kai Properties Ltd.	36
—	Swiss Prime Site AG	28
1	Taubman Centers, Inc.	58
—	Unibail-Rodamco SE	85
25	Westfield Group	241
22	Westfield Retail Trust	61
		4,540

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8% - (continued)
	Retailing - 4.1%
2	Advance Automotive Parts, Inc.	$156
5	Amazon.com, Inc. ●	1,197
—	AutoZone, Inc. ●	172
10	Cia Hering	243
3	Family Dollar Stores, Inc.	169
1	Fast Retailing Co., Ltd.	125
57	Golden Eagle Retail Group Ltd.	147
6	Home Depot, Inc.	301
3	Industria de Diseno Textil S.A.	275
185	Intime Department Store	232
3	Kohl's Corp.	162
22	Liberty Media - Interactive A ●	407
28	Lifestyle International	65
10	Lojas Americanas S.A.	92
35	Lowe's Co., Inc.	1,098
10	Marks & Spencer Group plc	57
56	Myer Holdings Ltd.	136
1	Priceline.com, Inc. ●	683
—	Rakuten, Inc.	462
28	S.A.C.I. Falabella	274
2	Tiffany & Co.	161
		6,614
	Semiconductors & Semiconductor Equipment - 1.7%
17	ASM Pacific Technology	229
6	ASML Holding N.V.	309
6	ASML Holding N.V. ADR	294
3	Broadcom Corp. Class A	120
13	Cypress Semiconductor Corp.	196
2	Fairchild Semiconductor International, Inc. ●	30
1	International Rectifier Corp. ●	31
3	Linear Technology Corp.	82
3	Maxim Integrated Products, Inc.	95
—	Samsung Electronics Co., Ltd.	570
7	Skyworks Solutions, Inc. ●	182
165	Taiwan Semiconductor Manufacturing Co., Ltd.	487
6	Texas Instruments, Inc.	178
		2,803
	Software & Services - 6.9%
14	Accenture plc	895
7	Activision Blizzard, Inc.	86
2	Alliance Data Systems Corp. ●	306
17	Automatic Data Processing, Inc.	953
4	Citrix Systems, Inc. ●	349
27	eBay, Inc. ●	1,106
4	Equinix, Inc. ●	681
2	Exlservice Holdings, Inc. ●	69
6	Fortinet, Inc. ●	165
7	Genpact Ltd. ●	119
—	Google, Inc. ●	114
7	Hisoft Technology International Ltd. ●	103
2	IBM Corp.	329
5	Intuit, Inc.	288
7	Kakaku.com, Inc.	219
21	Microsoft Corp.	660
1	MicroStrategy, Inc. ●	190
44	Oracle Corp.	1,300
1	Rackspace Hosting, Inc. ●	67
2	Red Hat, Inc. ●	147
3	Salesforce.com, Inc. ●	450
16	Sapient Corp.	192
5	Splunk, Inc.	163
7	Tencent Holdings Ltd.	211
1	Teradata Corp. ●	100
3	Tibco Software, Inc. ●	114
4	Vantiv, Inc. ●	92
7	VeriSign, Inc.	301
4	Visa, Inc.	534
1	VMware, Inc. ●	98
32	Western Union Co.	588
		10,989
	Technology Hardware & Equipment - 4.6%
50	AAC Technologies Holdings, Inc.	148
31	Advantech Co., Ltd.	105
6	Apple, Inc. ●	3,302
5	Aruba Networks, Inc. ●	105
6	Calix, Inc. ●	52
45	Cisco Systems, Inc.	911
26	EMC Corp. ●	731
25	Hitachi Ltd.	159
68	Hon Hai Precision Industry Co., Ltd.	212
3	Juniper Networks, Inc. ●	73
1	National Instruments Corp.	30
18	Qualcomm, Inc.	1,121
4	Riverbed Technology, Inc. ●	82
1	Rogers Corp. ●	54
76	Synnex Technology International Corp.	177
2	Trimble Navigation Ltd. ●	109
8	Yokogawa Electric Corp.	72
		7,443
	Telecommunication Services - 3.5%
12	America Movil SAB de C.V. ADR	308
119	Axiata Group Berhad	209
81	Bharti Televentures	478
282	China Unicom Ltd.	494
21	Cincinnati Bell, Inc. ●	80
5	Crown Castle International Corp. ●	272
50	Frontier Communications Corp.	203
63	Leap Wireless International, Inc. ●	353
18	MetroPCS Communications, Inc. ●	134
2	Millicom International Cellular SDR	232
9	Mobile Telesystems OJSC ADR	185
10	MTN Group Ltd. ☼	182
12	NII Holdings, Inc. Class B ●	164
32	Orascom Telecom Media and Technology Holding SAE ●§	37
2	P.T. Telekomunikasi Indonesia ADR	90
2	Philippine Long Distance Telephone Co. ADR	105
21	Portugal Telecom SGPS S.A.	111
2	SBA Communications Corp. ●	100
8	SK Telecom Co., Ltd. ADR	110
133	Sprint Nextel Corp. ●	331
9	Tele2 Ab B Shares	178
30	Telenor ASA	547
5	Tim Participacoes S.A. ADR	150
9	TW Telecom, Inc. ●	195
7	VimpelCom Ltd. ADR	67

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Research Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8% - (continued)
	Telecommunication Services - 3.5% - (continued)
117	Vodafone Group plc	$323
		5,638
	Transportation - 2.9%
415	AirAsia Berhad	455
3	C.H. Robinson Worldwide, Inc.	185
19	Delta Air Lines, Inc. ●	210
—	East Japan Railway Co.	19
1	Expeditors International of Washington, Inc.	56
6	FedEx Corp.	538
2	Genesee & Wyoming, Inc. Class A ●	95
2	Hitachi Transport System Ltd.	40
179	Hutchinson Port Holdings Trust	135
8	J.B. Hunt Transport Services, Inc.	460
4	Kansas City Southern ●	314
5	Landstar System, Inc.	247
14	Localiza Rent a Car S.A.	234
6	Norfolk Southern Corp.	422
6	Quality Distribution, Inc. ●	71
7	Spirit Airlines, Inc. ●	166
22	Swift Transportation Co. ●	230
31	Transurban Group	192
39	US Airways Group, Inc. ●	396
8	Vitran Corp., Inc. ●	70
4	XPO Logistics, Inc. ●	73
81	Zhejiang Expressway Co., Ltd.	58
		4,666
	Utilities - 3.4%
11	Calpine Corp. ●	207
7	Cheung Kong Infrastructure	40
5	Chubu Electric Power Co., Inc.	79
14	E.On AG	320
6	Edison International	285
2	Electricite de France	44
31	Enel S.p.A.	101
41	ENN Energy Holdings Ltd.	145
15	Gaz de France ⌂	347
252	Guangdong Investment Ltd.	185
9	International Power plc	62
76	National Grid plc	817
14	NextEra Energy, Inc.	904
6	Northeast Utilities	202
1	OGE Energy Corp.	69
37	Osaka Gas Co., Ltd.	151
9	PG&E Corp.	395
2	Pinnacle West Capital Corp.	110
6	RWE AG	238
6	Severn Trent plc	152
17	Snam S.p.A.	79
6	Suez Environment S.A.	81
58	Tokyo Electric Power Co., Inc.	145
19	Tokyo Gas Co., Ltd.	91
7	Tractebel Energia S.A.	114
6	Xcel Energy, Inc.	164
		5,527
	Total common stocks
	(cost $143,198)	$155,336

PREFERRED STOCKS - 0.2%
	Automobiles & Components - 0.2%
2	Volkswagen AG N.V.	$339

	Total preferred stocks
	(cost $335)	$339

WARRANTS - 0.1%
	Food, Beverage & Tobacco - 0.0%
1	GLG Life Technology Corp.	$—

	Telecommunication Services - 0.1%
18	Bharti Airtel Ltd. ⌂■	106

	Total warrants
	(cost $130)	$106

EXCHANGE TRADED FUNDS - 0.8%
	Other Investment Pools and Funds - 0.8%
4	Industrial Select Sector SPDR Fund	$137
15	iShares MSCI EAFE Index Fund	785
5	SPDR S&P Retail ETF	300

	Total exchange traded funds
	(cost $1,208)	$1,222

CORPORATE BONDS - 0.0%
	Petroleum and Coal Products Manufacturing - 0.0%
	Green Plains Renewable Energy
$19	5.75%, 11/01/2015 ۞	$18

	Total corporate bonds
	(cost $18)	$18

	Total long-term investments
	(cost $144,889)	$157,021

SHORT-TERM INVESTMENTS - 1.8%
Repurchase Agreements - 1.8%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $722,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $736)
$722	0.20%, 04/30/2012	$722
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $967, collateralized by FHLMC 4.00% - 4.50%, 2039 - 2041, FNMA 3.00% - 5.00%, 2027 - 2040, value of $986)
967	0.20%, 04/30/2012	967
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $382, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $389)
382	0.21%, 04/30/2012	382

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.8% - (continued)
Repurchase Agreements - 1.8% - (continued)
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $316, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88%
- 1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
	4.50%, 2025 - 2042, value of $323)
$316	0.19%, 04/30/2012		$316
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $-, collateralized by U.S. Treasury Note 0.75%, 2013, value of $-)
—	0.17%, 04/30/2012		—
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $519, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $529)
519	0.21%, 04/30/2012		519
			2,906
	Total short-term investments
	(cost $2,906)		$2,906

	Total investments
	(cost $147,795) ▲	99.7%	$159,927
	Other assets and liabilities	0.3%	443
	Total net assets	100.0%	$160,370

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $149,587 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,106
Unrealized Depreciation	(8,766)
Net Unrealized Appreciation	$10,340

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $592, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $235, which represents 0.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Research Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $155, which represents 0.1% of total net assets.

۞	Convertible security.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
10/2011 - 02/2012	9	Aston Resources Ltd.	$95
11/2010 - 02/2011	18	Bharti Airtel Ltd. Warrants - 144A	$130
01/2010 - 04/2012	4	Elsevier N.V.	$50
09/2010 - 04/2012	15	Gaz de France	$497
01/2011 - 04/2012	1,525	Huabao International Holdings Ltd.	$1,009
06/2011	143	Sino Forest Corp. Class A	$516

At April 30, 2012, the aggregate value of these securities was $1,095, which represents 0.7% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $152 at April 30, 2012.

Futures Contracts Outstanding at April 30, 2012

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 (E-Mini) Future	11	Long	06/15/2012	$766	$758	$8

*	The number of contracts does not omit 000's.

Cash of $39 was pledged as initial margin deposit and collateral for open futures contracts at April 30, 2012.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
AUD	CBK	Sell	$10	$10	05/03/2012	$–
AUD	MSC	Buy	20	20	05/01/2012	–
AUD	MSC	Sell	8	8	05/02/2012	–
EUR	CBK	Sell	136	136	05/03/2012	–
EUR	DEUT	Buy	25	25	05/04/2012	–
EUR	DEUT	Sell	46	46	05/03/2012	–
EUR	DEUT	Sell	57	57	05/04/2012	–
EUR	JPM	Buy	9	9	05/02/2012	–
EUR	SSG	Sell	140	140	05/02/2012	–
GBP	CBK	Sell	12	12	05/01/2012	–
GBP	DEUT	Sell	33	33	05/03/2012	–
HKD	CSFB	Buy	29	29	05/03/2012	–
HKD	SSG	Buy	24	24	05/02/2012	–
JPY	CSFB	Sell	8	8	05/01/2012	–
JPY	DEUT	Sell	314	329	08/01/2012	15
JPY	DEUT	Sell	19	18	08/01/2012	(1)
JPY	JPM	Sell	247	259	08/01/2012	12
JPY	RBC	Buy	56	54	05/01/2012	2
SGD	CBK	Buy	4	4	05/04/2012	–
SGD	HSBC	Buy	24	24	05/03/2012	–
SGD	SCB	Buy	8	8	05/02/2012	–
ZAR	CSFB	Buy	3	3	05/02/2012	–

The accompanying notes are an integral part of these financial statements.

12

Foreign Currency Contracts Outstanding at April 30, 2012 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
ZAR	SSG	Buy	$2	$2	05/03/2012	$–
						$28

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC

Currency Abbreviations:
AUD	Australian Dollar
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SGD	Singapore Dollar
ZAR	South African Rand

Index Abbreviations:
EAFE	Europe, Australasia and Far East Index
S&P	Standard & Poors Index

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Research Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$3,285	$313	$2,972	$–
Banks	13,864	7,192	6,672	–
Capital Goods	9,664	7,094	2,570	–
Commercial & Professional Services	213	158	55	–
Consumer Durables & Apparel	2,674	1,189	1,485	–
Consumer Services	754	289	465	–
Diversified Financials	6,605	3,479	3,126	–
Energy	18,476	12,841	5,635	–
Food & Staples Retailing	2,366	1,458	908	–
Food, Beverage & Tobacco	13,124	9,972	3,152	–
Health Care Equipment & Services	4,203	3,980	223	–
Insurance	4,913	2,777	2,136	–
Materials	12,769	6,765	5,510	494
Media	3,937	3,483	454	–
Pharmaceuticals, Biotechnology & Life Sciences	10,269	8,124	2,145	–
Real Estate	4,540	2,867	1,673	–
Retailing	6,614	5,115	1,499	–
Semiconductors & Semiconductor Equipment	2,803	1,517	1,286	–
Software & Services	10,989	10,559	430	–
Technology Hardware & Equipment	7,443	6,570	873	–
Telecommunication Services	5,638	2,884	2,754	–
Transportation	4,666	3,902	764	–
Utilities	5,527	2,450	3,077	–
Total	155,336	104,978	49,864	494
Corporate Bonds	18	–	18	–
Exchange Traded Funds	1,222	1,222	–	–
Preferred Stocks	339	–	339	–
Warrants	106	106	–	–
Short-Term Investments	2,906	–	2,906	–
Total	$159,927	$106,306	$53,127	$494
Foreign Currency Contracts*	29	–	29	–
Futures*	8	8	–	–
Total	$37	$8	$29	$–
Liabilities:
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–

♦	For the six-month period ended April 30, 2012, investments valued at $590 were transferred from Level 1 to Level 2, and investments valued at $1,512 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

14

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Common Stocks	$137	$(311)	$(207	)†	$—	$473	$(369)	$771	$—	$494
Total	$137	$(311)	$(207)		$—	$473	$(369)	$771	$—	$494

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(207).

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Research Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $147,795)	$159,927
Cash	46	*
Unrealized appreciation on foreign currency contracts	29
Receivables:
Investment securities sold	1,356
Fund shares sold	130
Dividends and interest	381
Variation margin	—
Other assets	85
Total assets	161,954
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Bank overdraft — foreign cash	6
Payables:
Investment securities purchased	1,432
Fund shares redeemed	70
Investment management fees	24
Administrative fees	—
Distribution fees	4
Variation margin	2
Accrued expenses	45
Total liabilities	1,584
Net assets	$160,370
Summary of Net Assets:
Capital stock and paid-in-capital	$164,528
Undistributed net investment income	514
Accumulated net realized loss	(16,842)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	12,170
Net assets	$160,370

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.46/$10.01
Shares outstanding	5,196
Net assets	$49,150
Class B: Net asset value per share	$9.31
Shares outstanding	458
Net assets	$4,261
Class C: Net asset value per share	$9.32
Shares outstanding	1,038
Net assets	$9,669
Class I: Net asset value per share	$9.48
Shares outstanding	58
Net assets	$554
Class R3: Net asset value per share	$9.44
Shares outstanding	39
Net assets	$367
Class R4: Net asset value per share	$9.47
Shares outstanding	35
Net assets	$327
Class R5: Net asset value per share	$9.48
Shares outstanding	34
Net assets	$320
Class Y: Net asset value per share	$9.47
Shares outstanding	10,113
Net assets	$95,722

*	Cash of $39 was pledged as initial margin deposit and collateral for open futures contracts at April 30, 2012.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Research Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$1,745
Interest	3
Less: Foreign tax withheld	(101)
Total investment income	1,647

Expenses:
Investment management fees	636
Administrative services fees	1
Transfer agent fees	128
Distribution fees
Class A	59
Class B	23
Class C	48
Class R3	1
Class R4	—
Custodian fees	38
Accounting services fees	13
Registration and filing fees	46
Board of Directors' fees	1
Audit fees	9
Other expenses	16
Total expenses (before waivers and fees paid indirectly)	1,019
Expense waivers	(82)
Transfer agent fee waivers	(36)
Commission recapture	(2)
Total waivers and fees paid indirectly	(120)
Total expenses, net	899
Net Investment Income	748
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	1,865
Net realized gain on futures	70
Net realized loss on foreign currency contracts	(73)
Net realized gain on other foreign currency transactions	34
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	1,896
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	10,254
Net unrealized depreciation of futures	(10)
Net unrealized appreciation of foreign currency contracts	19
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	20
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	10,283
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	12,179
Net Increase in Net Assets Resulting from Operations	$12,927

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Research Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$748	$751
Net realized gain on investments, other financial instruments and foreign currency transactions	1,896	12,743
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	10,282	(11,913)
Net Increase In Net Assets Resulting From Operations	12,926	1,581
Distributions to Shareholders:
From net investment income
Class A	(125)	(248)
Class B	(1)	—
Class C	(2)	—
Class I	(3)	(5)
Class R3	—	(1)
Class R4	(1)	(2)
Class R5	(2)	(3)
Class Y	(526)	(505)
Total from net investment income	(660)	(764)
From net realized gain on investments
Class A	(2,778)	—
Class B	(307)	—
Class C	(611)	—
Class I	(31)	—
Class R3	(18)	—
Class R4	(18)	—
Class R5	(17)	—
Class Y	(4,181)	—
Total from net realized gain on investments	(7,961)	—
Total distributions	(8,621)	(764)
Capital Share Transactions:
Class A	3,408	(1,953)
Class B	(911)	(2,040)
Class C	(529)	(2,672)
Class I	16	129
Class R3	61	(11)
Class R4	20	9
Class R5	19	4
Class Y	25,659	17,998
Net increase from capital share transactions	27,743	11,464
Net Increase In Net Assets	32,048	12,281
Net Assets:
Beginning of period	128,322	116,041
End of period	$160,370	$128,322
Undistributed (distribution in excess of) net investment income (loss)	$514	$426

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Research Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Global Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

19

The Hartford Global Research Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair

20

value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

21

The Hartford Global Research Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f) Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and

22

may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the

23

The Hartford Global Research Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the  Schedule of Investments, had outstanding futures contracts as of April 30, 2012.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$29	$—	$—	$—	$—	$29
Variation margin receivable *	—	—	—	—	—	—	—
Total	$—	$29	$—	$—	$—	$—	$29

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Variation margin payable *	—	—	—	2	—	—	2
Total	$—	$1	$—	$2	$—	$—	$3

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $8 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$70	$—	$—	$70
Net realized loss on foreign currency contracts	—	(73)	—	—	—	—	(73)
Total	$—	$(73)	$—	$70	$—	$—	$(3)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:

Net change in unrealized depreciation of futures	$—	$—	$—	$(10)	$—	$—	$(10)
Net change in unrealized appreciation of foreign currency contracts	—	19	—	—	—	—	19
Total	$—	$19	$—	$(10)	$—	$—	$9

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may

24

fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$764	$71

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$657
Undistributed Long-Term Capital Gain	7,766
Accumulated Capital Losses *	(16,967)
Unrealized Appreciation †	81
Total Accumulated Deficit	$(8,463)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

25

The Hartford Global Research Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$50
Accumulated Net Realized Gain (Loss)	(50)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$5,682
2016	5,592
2017	2,959
2018	2,734
Total	$16,967

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2011, the Fund utilized $4,473 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

27

The Hartford Global Research Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.20
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $46 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual

28

reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	32	82%
Class R4	33	94
Class R5	33	97

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$78,369
Sales Proceeds Excluding U.S. Government Obligations	57,567

29

The Hartford Global Research Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	657	343	(582)	—	418	930	24	(1,138)	—	(184)
Amount	$5,890	$2,786	$(5,268)	$—	$3,408	$9,147	$236	$(11,336)	$—	$(1,953)
Class B
Shares	12	32	(142)	—	(98)	26	—	(233)	—	(207)
Amount	$100	$257	$(1,268)	$—	$(911)	$260	$—	$(2,300)	$—	$(2,040)
Class C
Shares	39	70	(162)	—	(53)	39	—	(314)	—	(275)
Amount	$344	$556	$(1,429)	$—	$(529)	$383	$—	$(3,055)	$—	$(2,672)
Class I
Shares	14	3	(15)	—	2	74	—	(72)	—	2
Amount	$116	$28	$(128)	$—	$16	$761	$5	$(637)	$—	$129
Class R3
Shares	5	2	—	—	7	1	—	(2)	—	(1)
Amount	$43	$18	$—	$—	$61	$9	$1	$(21)	$—	$(11)
Class R4
Shares	—	3	—	—	3	1	—	—	—	1
Amount	$1	$19	$—	$—	$20	$12	$2	$(5)	$—	$9
Class R5
Shares	—	3	—	—	3	—	—	—	—	—
Amount	$—	$19	$—	$—	$19	$1	$3	$—	$—	$4
Class Y
Shares	2,480	576	(172)	—	2,884	3,750	51	(1,483)	—	2,318
Amount	$22,525	$4,707	$(1,573)	$—	$25,659	$33,202	$505	$(15,709)	$—	$17,998
Total
Shares	3,207	1,032	(1,073)	—	3,166	4,821	75	(3,242)	—	1,654
Amount	$29,019	$8,390	$(9,666)	$—	$27,743	$43,775	$752	$(33,063)	$—	$11,464

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	39	$352
For the Year Ended October 31, 2011	79	$786

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

30

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

31

The Hartford Global Research Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$9.30	$0.04	$–	$0.71	$0.75	$(0.03)	$(0.56)	$–	$(0.59)	$0.16	$9.46
B	9.17	–	–	0.70	0.70	–	(0.56)	–	(0.56)	0.14	9.31
C	9.17	–	–	0.71	0.71	–	(0.56)	–	(0.56)	0.15	9.32
I	9.33	0.05	–	0.71	0.76	(0.05)	(0.56)	–	(0.61)	0.15	9.48
R3	9.26	0.03	–	0.71	0.74	–	(0.56)	–	(0.56)	0.18	9.44
R4	9.31	0.04	–	0.71	0.75	(0.03)	(0.56)	–	(0.59)	0.16	9.47
R5	9.33	0.06	–	0.71	0.77	(0.06)	(0.56)	–	(0.62)	0.15	9.48
Y	9.32	0.06	–	0.71	0.77	(0.06)	(0.56)	–	(0.62)	0.15	9.47

For the Year Ended October 31, 2011 (E)
A	9.56	0.06	–	(0.27)	(0.21)	(0.05)	–	–	(0.05)	(0.26)	9.30
B	9.45	(0.02)	–	(0.26)	(0.28)	–	–	–	–	(0.28)	9.17
C	9.45	(0.02)	–	(0.26)	(0.28)	–	–	–	–	(0.28)	9.17
I	9.60	0.10	–	(0.28)	(0.18)	(0.09)	–	–	(0.09)	(0.27)	9.33
R3	9.53	0.04	–	(0.27)	(0.23)	(0.04)	–	–	(0.04)	(0.27)	9.26
R4	9.57	0.07	–	(0.27)	(0.20)	(0.06)	–	–	(0.06)	(0.26)	9.31
R5	9.59	0.10	–	(0.27)	(0.17)	(0.09)	–	–	(0.09)	(0.26)	9.33
Y	9.58	0.10	–	(0.26)	(0.16)	(0.10)	–	–	(0.10)	(0.26)	9.32

For the Year Ended October 31, 2010 (E)
A	8.01	0.04	–	1.52	1.56	(0.01)	–	–	(0.01)	1.55	9.56
B	7.97	(0.03)	–	1.51	1.48	–	–	–	–	1.48	9.45
C	7.97	(0.03)	–	1.51	1.48	–	–	–	–	1.48	9.45
I	8.02	0.07	–	1.53	1.60	(0.02)	–	–	(0.02)	1.58	9.60
R3	8.00	0.02	–	1.51	1.53	–	–	–	–	1.53	9.53
R4	8.01	0.04	–	1.52	1.56	–	–	–	–	1.56	9.57
R5	8.02	0.07	–	1.51	1.58	(0.01)	–	–	(0.01)	1.57	9.59
Y	8.01	0.07	–	1.52	1.59	(0.02)	–	–	(0.02)	1.57	9.58

For the Year Ended October 31, 2009 (E)
A	6.55	0.03	–	1.50	1.53	(0.07)	–	–	(0.07)	1.46	8.01
B	6.51	(0.05)	–	1.53	1.48	(0.02)	–	–	(0.02)	1.46	7.97
C	6.51	(0.06)	–	1.54	1.48	(0.02)	–	–	(0.02)	1.46	7.97
I	6.56	0.07	–	1.47	1.54	(0.08)	–	–	(0.08)	1.46	8.02
R3	6.53	0.03	–	1.48	1.51	(0.04)	–	–	(0.04)	1.47	8.00
R4	6.54	0.04	–	1.49	1.53	(0.06)	–	–	(0.06)	1.47	8.01
R5	6.55	0.07	–	1.48	1.55	(0.08)	–	–	(0.08)	1.47	8.02
Y	6.56	0.02	–	1.52	1.54	(0.09)	–	–	(0.09)	1.45	8.01

From February 29, 2008 (commencement of operations), through October 31, 2008
A(I)	10.00	0.05	–	(3.50)	(3.45)	–	–	–	–	(3.45)	6.55
B(I)	10.00	–	–	(3.49)	(3.49)	–	–	–	–	(3.49)	6.51
C(I)	10.00	–	–	(3.49)	(3.49)	–	–	–	–	(3.49)	6.51
I(I)	10.00	0.07	–	(3.51)	(3.44)	–	–	–	–	(3.44)	6.56
R3(I)	10.00	0.03	–	(3.50)	(3.47)	–	–	–	–	(3.47)	6.53
R4(I)	10.00	0.04	–	(3.50)	(3.46)	–	–	–	–	(3.46)	6.54
R5(I)	10.00	0.06	–	(3.51)	(3.45)	–	–	–	–	(3.45)	6.55
Y(I)	10.00	0.07	–	(3.51)	(3.44)	–	–	–	–	(3.44)	6.56

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	During the year ended October 31, 2009, The Hartford Global Research Fund incurred $50.9 million in sales associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into the Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.
(I)	Commenced operations on February 29, 2008.

32

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

9.06	%(F)	$49,150	1.73	%(G)	1.45	%(G)	1.45	%(G)	0.86	%(G)	41%
8.67	(F)	4,261	2.64	(G)	2.20	(G)	2.20	(G)	0.06	(G)	–
8.78	(F)	9,669	2.42	(G)	2.20	(G)	2.20	(G)	0.09	(G)	–
9.22	(F)	554	1.29	(G)	1.20	(G)	1.20	(G)	1.09	(G)	–
9.03	(F)	367	1.80	(G)	1.65	(G)	1.65	(G)	0.69	(G)	–
9.14	(F)	327	1.49	(G)	1.35	(G)	1.35	(G)	0.97	(G)	–
9.35	(F)	320	1.18	(G)	1.05	(G)	1.05	(G)	1.27	(G)	–
9.42	(F)	95,722	1.08	(G)	1.00	(G)	1.00	(G)	1.36	(G)	–

(2.22)		44,414	1.74		1.45		1.45		0.58		102
(2.96)		5,101	2.59		2.20		2.20		(0.17)		–
(2.96)		10,009	2.41		2.20		2.20		(0.17)		–
(1.93)		526	1.21		1.10		1.10		1.05		–
(2.42)		294	1.81		1.65		1.65		0.38		–
(2.09)		299	1.51		1.35		1.35		0.68		–
(1.81)		292	1.20		1.05		1.05		0.98		–
(1.77)		67,387	1.10		1.00		1.00		1.00		–

19.48		47,429	1.85		1.48		1.48		0.48		100
18.57		7,209	2.72		2.24		2.24		(0.30)		–
18.57		12,910	2.52		2.23		2.23		(0.30)		–
20.00		517	1.26		1.12		1.12		0.87		–
19.13		313	1.90		1.72		1.72		0.22		–
19.48		299	1.60		1.45		1.45		0.49		–
19.77		297	1.29		1.14		1.14		0.81		–
19.92		47,067	1.21		1.07		1.07		0.91		–

23.65		47,527	2.19		1.59		1.59		0.44		217	(H)
22.89		8,964	2.83		2.24		2.24		(0.82)		–
22.91		14,297	2.67		2.39		2.39		(0.99)		–
23.97		317	1.91		1.32		1.32		1.00		–
23.36		248	2.62		1.90		1.90		0.52		–
23.70		243	2.31		1.65		1.65		0.78		–
24.05		244	2.01		1.40		1.40		1.03		–
23.85		5,241	1.51		1.30		1.30		0.26		–

(34.50	)(F)	12,746	1.92	(G)	1.56	(G)	1.56	(G)	0.78	(G)	56
(34.90	)(F)	223	2.70	(G)	2.34	(G)	2.34	(G)	0.03	(G)	–
(34.90	)(F)	225	2.71	(G)	2.34	(G)	2.34	(G)	0.02	(G)	–
(34.40	)(F)	199	1.67	(G)	1.31	(G)	1.31	(G)	1.06	(G)	–
(34.70	)(F)	196	2.36	(G)	1.90	(G)	1.90	(G)	0.47	(G)	–
(34.60	)(F)	196	2.06	(G)	1.65	(G)	1.65	(G)	0.72	(G)	–
(34.50	)(F)	196	1.76	(G)	1.40	(G)	1.40	(G)	0.97	(G)	–
(34.40	)(F)	197	1.66	(G)	1.30	(G)	1.30	(G)	1.07	(G)	–

33

The Hartford Global Research Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

34

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

35

The Hartford Global Research Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

The Hartford Global Research Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,090.60	$7.54	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class B	$1,000.00	$1,086.70	$11.41	$1,000.00	$1,013.93	$11.01	2.20	182	366
Class C	$1,000.00	$1,087.80	$11.42	$1,000.00	$1,013.93	$11.01	2.20	182	366
Class I	$1,000.00	$1,092.20	$6.24	$1,000.00	$1,018.90	$6.02	1.20	182	366
Class R3	$1,000.00	$1,090.30	$8.57	$1,000.00	$1,016.66	$8.27	1.65	182	366
Class R4	$1,000.00	$1,091.40	$7.02	$1,000.00	$1,018.15	$6.77	1.35	182	366
Class R5	$1,000.00	$1,093.50	$5.47	$1,000.00	$1,019.64	$5.27	1.05	182	366
Class Y	$1,000.00	$1,094.20	$5.21	$1,000.00	$1,019.89	$5.03	1.00	182	366

37

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GR12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Growth Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Growth Allocation Fund inception 05/28/2004

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/28/04 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Growth Allocation A#	8.49%	-2.06%	1.46%	5.27%
Growth Allocation A##		-7.44%	0.32%	4.52%
Growth Allocation B#	8.02%	-2.90%	0.65%	NA *
Growth Allocation B##		-7.75%	0.29%	NA *
Growth Allocation C#	8.07%	-2.86%	0.70%	4.53%
Growth Allocation C##		-3.83%	0.70%	4.53%
Growth Allocation I#	8.63%	-1.79%	1.81%	5.53%
Growth Allocation R3#	8.33%	-2.34%	1.12%	5.03%
Growth Allocation R4#	8.47%	-2.12%	1.47%	5.28%
Growth Allocation R5#	8.67%	-1.81%	1.78%	5.49%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.37%	5.73%
S&P 500 Index	12.76%	4.73%	1.00%	4.95%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Allocation Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Richard P. Meagher, CFA and Wendy M. Cromwell, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class A shares of The Hartford Growth Allocation Fund returned 8.45%, before sales charges, for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with investment strategies similar to those of the Fund, was 7.80%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 80% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the period, the structural allocation impact was negative, driven by diversification into international equities. Negative structural allocation measures were partially offset by diversification beyond intermediate bonds and into high yield credit, which outperformed the Barclays Capital U.S. Aggregate Bond Index.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. We expect this process to

3

The Hartford Growth Allocation Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved a Form of Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of The Hartford Equity Growth Allocation Fund (“Equity Growth Allocation Fund”), a series of the Company, into The Hartford Growth Allocation Fund (“Growth Allocation Fund”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval.  The Reorganization occurred on May 25, 2012.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments

as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	3.2%
Powershares Emerging Markets Sovereign Debt Portfolio	0.9
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	12.3
The Hartford Capital Appreciation Fund, Class Y	4.7
The Hartford Capital Appreciation II Fund, Class Y	0.2
The Hartford Disciplined Equity Fund, Class Y	3.5
The Hartford Dividend and Growth Fund, Class Y	1.8
The Hartford Equity Income Fund, Class Y	6.3
The Hartford Fundamental Growth Fund, Class Y	1.5
The Hartford Global Growth Fund, Class Y	3.1
The Hartford Global Research Fund, Class Y	1.8
The Hartford Growth Fund, Class Y	2.1
The Hartford Growth Opportunities Fund, Class Y	1.8
The Hartford Inflation Plus Fund, Class Y	2.9
The Hartford International Opportunities Fund, Class Y	1.8
The Hartford International Small Company Fund, Class Y	4.8
The Hartford International Value Fund, Class Y	4.8
The Hartford MidCap Fund, Class Y	0.9
The Hartford MidCap Value Fund, Class Y	1.8
The Hartford Short Duration Fund, Class Y	7.9
The Hartford Small Company Fund, Class Y	1.8
The Hartford Small/Mid Cap Equity Fund, Class Y	2.7
The Hartford SmallCap Growth Fund, Class Y	4.3
The Hartford Total Return Bond Fund, Class Y	5.0
The Hartford Value Fund, Class Y	16.8
The Hartford Value Opportunities Fund, Class Y	1.3
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Growth Allocation Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.9%
EQUITY FUNDS - 80.1%
7,421	The Hartford Alternative Strategies Fund, Class Y		$83,856
893	The Hartford Capital Appreciation Fund, Class Y		31,929
97	The Hartford Capital Appreciation II Fund, Class Y●		1,422
1,587	The Hartford Disciplined Equity Fund, Class Y		23,518
601	The Hartford Dividend and Growth Fund, Class Y		12,492
2,921	The Hartford Equity Income Fund, Class Y		42,794
851	The Hartford Fundamental Growth Fund, Class Y		10,320
1,283	The Hartford Global Growth Fund, Class Y●		21,371
1,317	The Hartford Global Research Fund, Class Y		12,476
727	The Hartford Growth Fund, Class Y●		14,427
396	The Hartford Growth Opportunities Fund, Class Y●		12,175
804	The Hartford International Opportunities Fund, Class Y		11,977
2,492	The Hartford International Small Company Fund, Class Y		32,716
2,761	The Hartford International Value Fund, Class Y		32,302
262	The Hartford MidCap Fund, Class Y		5,939
970	The Hartford MidCap Value Fund, Class Y		12,559
548	The Hartford Small Company Fund, Class Y		12,226
1,601	The Hartford Small/Mid Cap Equity Fund, Class Y		18,198
806	The Hartford SmallCap Growth Fund, Class Y●		29,086
9,296	The Hartford Value Fund, Class Y		114,431
635	The Hartford Value Opportunities Fund, Class Y		9,060
			545,274
	Total equity funds
	(cost $501,285)		$545,274

FIXED INCOME FUNDS - 15.8%
1,635	The Hartford Inflation Plus Fund, Class Y		$20,175
5,419	The Hartford Short Duration Fund, Class Y		53,651
3,079	The Hartford Total Return Bond Fund, Class Y		33,964
			107,790
	Total fixed income funds
	(cost $105,833)		$107,790

	Total investments in affiliated investment companies
	(cost $607,118)		$653,064

EXCHANGE TRADED FUNDS - 4.1%
761	Powershares DB Commodity Index Tracking Fund ●		$21,614
216	Powershares Emerging Markets Sovereign Debt Portfolio		6,162
			27,776
	Total exchange traded funds
	(cost $22,327)		$27,776

	Total long-term investments
	(cost $629,445)		$680,840

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
28	State Street Bank Money Market Fund		$28

	Total short-term investments
	(cost $28)		$28

	Total investments
	(cost $629,473) ▲	100.0%	$680,868
	Other assets and liabilities	—%	(248)
	Total net assets	100.0%	$680,620

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $634,969 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$62,551
Unrealized Depreciation	(16,652)
Net Unrealized Appreciation	$45,899

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Allocation Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$653,064	$653,064	$–	$–
Exchange Traded Funds	27,776	27,776	–	–
Short-Term Investments	28	28	–	–
Total	$680,868	$680,868	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Allocation Fund Statement of Assets and Liabilities April 30, 2012 (Unaudited) (000’s Omitted)

Assets:
Investments in securities, at market value (cost $22,355)	$27,804
Investments in underlying affiliated funds, at market value (cost $607,118)	653,064
Receivables:
Investment securities sold	975
Fund shares sold	672
Dividends and interest	187
Other assets	72
Total assets	682,774
Liabilities:
Bank overdraft	3
Payables:
Investment securities purchased	483
Fund shares redeemed	1,472
Investment management fees	15
Administrative fees	1
Distribution fees	58
Accrued expenses	122
Total liabilities	2,154
Net assets	$680,620
Summary of Net Assets:
Capital stock and paid-in-capital	$672,731
Distributions in excess of net investment loss	(1,325)
Accumulated net realized loss	(42,181)
Unrealized appreciation of investments	51,395
Net assets	$680,620

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.07/$12.77
Shares outstanding	33,869
Net assets	$408,692
Class B: Net asset value per share	$11.99
Shares outstanding	6,593
Net assets	$79,049
Class C: Net asset value per share	$11.98
Shares outstanding	13,412
Net assets	$160,726
Class I: Net asset value per share	$12.01
Shares outstanding	212
Net assets	$2,549
Class R3: Net asset value per share	$11.89
Shares outstanding	977
Net assets	$11,612
Class R4: Net asset value per share	$12.00
Shares outstanding	1,103
Net assets	$13,237
Class R5: Net asset value per share	$12.06
Shares outstanding	394
Net assets	$4,755

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Allocation Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$108
Dividends from underlying affiliated funds	5,574
Total investment income	5,682

Expenses:
Investment management fees	455
Administrative services fees	23
Transfer agent fees	528
Distribution fees
Class A	495
Class B	392
Class C	782
Class R3	26
Class R4	17
Custodian fees	—
Accounting services fees	40
Registration and filing fees	60
Board of Directors' fees	8
Audit fees	7
Other expenses	55
Total expenses	2,888
Net Investment Income	2,794
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	3,429
Net realized gain on investments in underlying affiliated funds	267
Net Realized Gain on Investments	3,696
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	46,359
Net unrealized appreciation of investments	738
Net Changes in Unrealized Appreciation of Investments	47,097
Net Gain on Investments	50,793
Net Increase in Net Assets Resulting from Operations	$53,587

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Allocation Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$2,794	$1,882
Net realized gain (loss) on investments	3,696	(13,193)
Net unrealized appreciation of investments	47,097	29,416
Net Increase In Net Assets Resulting From Operations	53,587	18,105
Distributions to Shareholders:
From net investment income
Class A	(3,915)	(2,636)
Class B	(74)	—
Class C	(336)	—
Class I	(34)	(30)
Class R3	(81)	(47)
Class R4	(142)	(82)
Class R5	(59)	(45)
Total distributions	(4,641)	(2,840)
Capital Share Transactions:
Class A	(14,672)	(19,573)
Class B	(6,699)	(15,540)
Class C	(7,736)	(14,840)
Class I	(87)	(605)
Class R3	1,140	3,309
Class R4	(2,321)	529
Class R5	(22)	(498)
Net decrease from capital share transactions	(30,397)	(47,218)
Net Increase (Decrease) In Net Assets	18,549	(31,953)
Net Assets:
Beginning of period	662,071	694,024
End of period	$680,620	$662,071
Undistributed (distribution in excess of) net investment income (loss)	$(1,325)	$522

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Allocation Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

12

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$2,840	$2,399

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$522
Accumulated Capital Losses *	(40,381)
Unrealized Depreciation †	(1,198)
Total Accumulated Deficit	$(41,057)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,133
Accumulated Net Realized Gain (Loss)	(1,133)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

13

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$10,824
2018	19,620
2019	9,937
Total	$40,381

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $779 and contingent deferred sales charges of $45 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $32.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	1%
Class R5	10	3

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$48,719
Sales Proceeds Excluding U.S. Government Obligations	77,500

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,223	346	(3,828)	—	(1,259)	5,931	223	(7,861)	—	(1,707)
Amount	$25,607	$3,808	$(44,087)	$—	$(14,672)	$68,797	$2,566	$(90,936)	$—	$(19,573)
Class B
Shares	51	6	(641)	—	(584)	160	—	(1,518)	—	(1,358)
Amount	$569	$70	$(7,338)	$—	$(6,699)	$1,841	$—	$(17,381)	$—	$(15,540)
Class C
Shares	756	28	(1,456)	—	(672)	1,847	—	(3,161)	—	(1,314)
Amount	$8,628	$314	$(16,678)	$—	$(7,736)	$21,265	$—	$(36,105)	$—	$(14,840)
Class I
Shares	44	3	(54)	—	(7)	251	2	(308)	—	(55)
Amount	$500	$28	$(615)	$—	$(87)	$3,002	$24	$(3,631)	$—	$(605)
Class R3
Shares	207	8	(113)	—	102	427	4	(137)	—	294
Amount	$2,311	$81	$(1,252)	$—	$1,140	$4,821	$47	$(1,559)	$—	$3,309
Class R4
Shares	111	13	(327)	—	(203)	430	7	(385)	—	52
Amount	$1,296	$140	$(3,757)	$—	$(2,321)	$4,934	$82	$(4,487)	$—	$529
Class R5
Shares	32	5	(39)	—	(2)	83	4	(130)	—	(43)
Amount	$363	$59	$(444)	$—	$(22)	$973	$45	$(1,516)	$—	$(498)
Total
Shares	3,424	409	(6,458)	—	(2,625)	9,129	240	(13,500)	—	(4,131)
Amount	$39,274	$4,500	$(74,171)	$—	$(30,397)	$105,633	$2,764	$(155,615)	$—	$(47,218)

16

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	41	$470
For the Year Ended October 31, 2011	122	$1,421

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on March 27, 2012, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization that provides for the reorganization of The Hartford Equity Growth Allocation Fund into the Fund. The reorganization does not require shareholder approval and is expected to occur on or about May 25, 2012.

In addition, at the meeting held on March 27, 2012, the Board of Directors of the Company approved a sub-advisory agreement with Wellington Management Company, LLP on behalf of the Fund. Accordingly, on or about June 4, 2012, Wellington Management Company, LLP will serve as the sub-adviser for the Fund and Hartford Investment Management will no longer serve as the sub-adviser for the Fund.

17

The Hartford Growth Allocation Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$11.24	$0.06	$–	$0.8	$0.94	$(0.11)	$–	$–	$(0.11)	$0.83	$12.07
B	11.11	0.02	–	0.87	0.89	(0.01)	–	–	(0.01)	0.88	11.99
C	11.11	0.02	–	0.87	0.89	(0.02)	–	–	(0.02)	0.87	11.98
I	11.21	0.08	–	0.87	0.95	(0.15)	–	–	(0.15)	0.80	12.01
R3	11.07	0.05	–	0.86	0.91	(0.09)	–	–	(0.09)	0.82	11.89
R4	11.18	0.06	–	0.88	0.94	(0.12)	–	–	(0.12)	0.82	12.00
R5	11.25	0.08	–	0.88	0.96	(0.15)	–	–	(0.15)	0.81	12.06

For the Year Ended October 31, 2011
A	11.01	0.06	–	0.24	0.30	(0.07)	–	–	(0.07)	0.23	11.24
B	10.90	(0.03)	–	0.24	0.21	–	–	–	–	0.21	11.11
C	10.89	(0.02)	–	0.24	0.22	–	–	–	–	0.22	11.11
I	10.97	0.10	–	0.25	0.35	(0.11)	–	–	(0.11)	0.24	11.21
R3	10.87	0.04	–	0.23	0.27	(0.07)	–	–	(0.07)	0.20	11.07
R4	10.95	0.07	–	0.23	0.30	(0.07)	–	–	(0.07)	0.23	11.18
R5	11.02	0.10	–	0.23	0.33	(0.10)	–	–	(0.10)	0.23	11.25

For the Year Ended October 31, 2010 (G)
A	9.58	0.07	–	1.42	1.49	(0.06)	–	–	(0.06)	1.43	11.01
B	9.50	(0.01)	–	1.41	1.40	–	–	–	–	1.40	10.90
C	9.49	(0.01)	–	1.41	1.40	–	–	–	–	1.40	10.89
I	9.55	0.10	–	1.42	1.52	(0.10)	–	–	(0.10)	1.42	10.97
R3	9.50	0.03	–	1.41	1.44	(0.07)	–	–	(0.07)	1.37	10.87
R4	9.53	0.07	–	1.42	1.49	(0.07)	–	–	(0.07)	1.42	10.95
R5	9.58	0.10	–	1.43	1.53	(0.09)	–	–	(0.09)	1.44	11.02

For the Year Ended October 31, 2009 (G)
A	8.58	0.12	–	1.24	1.36	(0.17)	(0.19)	–	(0.36)	1.00	9.58
B	8.48	0.06	–	1.23	1.29	(0.08)	(0.19)	–	(0.27)	1.02	9.50
C	8.48	0.06	–	1.23	1.29	(0.09)	(0.19)	–	(0.28)	1.01	9.49
I	8.57	0.14	–	1.25	1.39	(0.22)	(0.19)	–	(0.41)	0.98	9.55
R3	8.51	0.03	–	1.30	1.33	(0.15)	(0.19)	–	(0.34)	0.99	9.50
R4	8.56	0.10	–	1.25	1.35	(0.19)	(0.19)	–	(0.38)	0.97	9.53
R5	8.60	0.13	–	1.25	1.38	(0.21)	(0.19)	–	(0.40)	0.98	9.58

For the Year Ended October 31, 2008
A	14.51	0.14	–	(4.81)	(4.67)	(0.47)	(0.79)	–	(1.26)	(5.93)	8.58
B	14.37	0.03	–	(4.74)	(4.71)	(0.39)	(0.79)	–	(1.18)	(5.89)	8.48
C	14.37	0.04	–	(4.75)	(4.71)	(0.39)	(0.79)	–	(1.18)	(5.89)	8.48
I	14.49	0.37	–	(4.98)	(4.61)	(0.52)	(0.79)	–	(1.31)	(5.92)	8.57
R3	14.46	0.18	–	(4.87)	(4.69)	(0.47)	(0.79)	–	(1.26)	(5.95)	8.51
R4	14.51	0.43	–	(5.08)	(4.65)	(0.51)	(0.79)	–	(1.30)	(5.95)	8.56
R5	14.54	0.46	–	(5.09)	(4.63)	(0.52)	(0.79)	–	(1.31)	(5.94)	8.60

For the Year Ended October 31, 2007
A	12.66	0.14	–	2.23	2.37	(0.24)	(0.28)	–	(0.52)	1.85	14.51
B	12.57	0.04	–	2.21	2.25	(0.17)	(0.28)	–	(0.45)	1.80	14.37
C	12.57	0.05	–	2.20	2.25	(0.17)	(0.28)	–	(0.45)	1.80	14.37
I	12.67	0.26	–	2.14	2.40	(0.30)	(0.28)	–	(0.58)	1.82	14.49
R3(H)	12.59	(0.02)	–	1.89	1.87	–	–	–	–	1.87	14.46
R4(H)	12.59	–	–	1.92	1.92	–	–	–	–	1.92	14.51
R5(H)	12.59	–	–	1.95	1.95	–	–	–	–	1.95	14.54

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on December 22, 2006.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

8.49	%(E)	$408,692	0.61	%(F)	0.61	%(F)	0.61	%(F)	1.11	%(F)	7%
8.02	(E)	79,049	1.40	(F)	1.40	(F)	1.40	(F)	0.33	(F)	–
8.07	(E)	160,726	1.34	(F)	1.34	(F)	1.34	(F)	0.38	(F)	–
8.63	(E)	2,549	0.28	(F)	0.28	(F)	0.28	(F)	1.45	(F)	–
8.33	(E)	11,612	0.90	(F)	0.90	(F)	0.90	(F)	0.74	(F)	–
8.47	(E)	13,237	0.59	(F)	0.59	(F)	0.59	(F)	1.18	(F)	–
8.67	(E)	4,755	0.29	(F)	0.29	(F)	0.29	(F)	1.42	(F)	–

2.72		394,691	0.59		0.59		0.59		0.54		36
1.93		79,711	1.38		1.38		1.38		(0.25)		–
2.02		156,463	1.33		1.33		1.33		(0.19)		–
3.15		2,455	0.26		0.26		0.26		0.86		–
2.48		9,689	0.89		0.89		0.89		0.24		–
2.74		14,605	0.59		0.59		0.59		0.55		–
3.02		4,457	0.29		0.29		0.29		0.86		–

15.60		405,386	0.61		0.61		0.61		0.67		23
14.74		93,002	1.41		1.41		1.41		(0.13)		–
14.75		167,745	1.34		1.34		1.34		(0.07)		–
15.96		3,005	0.27		0.27		0.27		1.02		–
15.21		6,314	0.90		0.90		0.90		0.35		–
15.67		13,734	0.59		0.59		0.59		0.66		–
16.06		4,838	0.29		0.29		0.29		0.98		–

17.06		366,509	0.68		0.68		0.68		1.45		7
16.13		95,176	1.51		1.44		1.44		0.70		–
16.10		160,530	1.43		1.43		1.43		0.72		–
17.47		2,335	0.28		0.28		0.28		1.70		–
16.76		1,081	1.00		1.00		1.00		0.35		–
16.96		10,597	0.61		0.61		0.61		1.22		–
17.38		5,040	0.31		0.31		0.31		1.62		–

(35.00)		329,312	0.59		0.59		0.59		1.06		13
(35.52)		89,717	1.41		1.41		1.41		0.26		–
(35.50)		148,584	1.34		1.34		1.34		0.34		–
(34.75)		1,310	0.23		0.23		0.23		0.97		–
(35.32)		49	1.06		1.06		1.06		0.34		–
(34.95)		4,825	0.59		0.59		0.59		0.17		–
(34.78)		2,917	0.30		0.30		0.30		0.63		–

19.35		503,345	0.60		0.60		0.60		0.93		39
18.40		143,140	1.41		1.32		1.32		0.22		–
18.44		238,997	1.34		1.31		1.31		0.25		–
19.71		804	0.23		0.23		0.23		0.58		–
14.85	(E)	53	0.95	(F)	0.93	(F)	0.93	(F)	(0.26	)(F)	–
15.25	(E)	325	0.66	(F)	0.65	(F)	0.65	(F)	(0.01	)(F)	–
15.49	(E)	782	0.38	(F)	0.38	(F)	0.38	(F)	0.25	(F)	–

19

The Hartford Growth Allocation Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Growth Allocation Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Growth Allocation Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,084.90	$3.14	$1,000.00	$1,021.85	$3.04	0.61%	182	366
Class B	$1,000.00	$1,080.20	$7.25	$1,000.00	$1,017.89	$7.03	1.40	182	366
Class C	$1,000.00	$1,080.70	$6.93	$1,000.00	$1,018.20	$6.72	1.34	182	366
Class I	$1,000.00	$1,086.30	$1.45	$1,000.00	$1,023.47	$1.41	0.28	182	366
Class R3	$1,000.00	$1,083.30	$4.66	$1,000.00	$1,020.39	$4.52	0.90	182	366
Class R4	$1,000.00	$1,084.70	$3.06	$1,000.00	$1,021.93	$2.97	0.59	182	366
Class R5	$1,000.00	$1,086.70	$1.51	$1,000.00	$1,023.41	$1.47	0.29	182	366

23

The Hartford Growth Allocation Fund

Approval of and Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Growth Allocation Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including asset allocation portfolios, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk-balanced approach to construction of target risk asset allocation funds that are designed to provide diversification across different market environments.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team. The Board considered that, in connection with the sub-adviser change, HIFSCO and Wellington Management proposed certain changes to the Fund’s principal investment strategy, to take effect on the date that Wellington Management began sub-advising the Fund.

24

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time.

25

The Hartford Growth Allocation Fund

Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GA12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Healthcare Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Healthcare Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Healthcare Fund inception 05/01/2000
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

 Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Healthcare A#	14.94%	6.63%	3.20%	6.77%
Healthcare A##		0.76%	2.04%	6.17%
Healthcare B#	14.52%	5.79%	2.41%	NA *
Healthcare B##		0.79%	2.05%	NA *
Healthcare C#	14.61%	5.90%	2.47%	6.00%
Healthcare C##		4.90%	2.47%	6.00%
Healthcare I#	15.20%	7.01%	3.49%	6.97%
Healthcare R3#	14.84%	6.45%	2.94%	6.87%
Healthcare R4#	15.08%	6.76%	3.32%	7.08%
Healthcare R5#	15.24%	7.08%	3.64%	7.26%
Healthcare Y#	15.24%	7.16%	3.69%	7.30%
S&P 500 Index	12.76%	4.73%	1.00%	4.70%
S&P North American Health Care Sector Index	14.79%	8.38%	4.20%	5.87%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Healthcare Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
Ann C. Gallo	Jean M. Hynes, CFA	Robert L. Deresiewicz	Kirk J. Mayer, CFA
Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst

How did the Fund perform?

The Class A shares of The Hartford Healthcare Fund returned 14.94%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the S&P North American Health Care Sector Index, which returned 14.79% for the same period. The Fund also outperformed the 12.89% return of the average fund in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

While Health Care stocks finished 2011 ahead of the broader market, the sector did give back some gains during the last two quarters due, we believe, to concerns over the U.S. federal deficit reduction plan. With the inability of the Super Committee to reach a compromise in November 2011, the “Sequestration” process will take effect. As a result, unless Congress intervenes, the U.S. Health Care industry is slated to receive an automatic 2% across the board reduction in Medicare reimbursement effective January 1, 2013. Medicaid and commercial reimbursement will not be affected by Sequestration. Importantly, given that other U.S. government programs, including defense, education, agriculture, and environmental programs are intended to receive even greater cuts (generally in the 8-10% range), most observers believe it is highly likely that Congress will step in and prevent the automatic cuts from taking place. We share this view. Although Health Care was a strong performer last year, it could not keep pace in the first quarter of 2012, due largely to the pharmaceutical sector’s underperformance, despite no shift in fundamentals.

Health Care stocks (+15%) outperformed both the broader U.S. market (+13%) and the global equity market (+8%) during the period, as measured by the S&P North American Health Care, S&P 500, and the MSCI World Indexes, respectively. Within the S&P North American Health Care Sector Index, all four sub-sectors posted positive returns. Specialty Pharmaceuticals/Biotechnology (+22%) gained the most while Medical Technology (+14%), Major Pharmaceuticals (+13%) and Health Services (+12%) lagged on a relative basis.

Strong stock selection in Specialty Pharmaceuticals/Biotechnology and Health Services was the primary driver of relative outperformance, more than offsetting weaker security selection in Major Pharmaceuticals and Medical Technology. Sub-sector allocation, a fallout of our bottom-up stock selection process (i.e. stock by stock fundamental research), modestly detracted from relative performance returns (i.e. performance of the Fund as measured against the benchmark).

Holdings of Regeneron Pharmaceuticals (Major Pharmaceuticals), Amylin Pharmaceuticals (Major Pharmaceuticals), and not holding Johnson & Johnson (Major Pharmaceuticals) contributed most to benchmark-relative performance during the period. Shares of Regeneron Pharmaceuticals, a US-based biopharmaceutical company, moved higher after the company’s results exceeded expectations on strong sales of the firm’s recently launched macular degeneration drug Eylea. Amylin Pharmaceuticals, a U.S.-based biopharmaceutical company focused on developing drugs for diabetes and other metabolic diseases, rose on news that the company rejected a $3.5 billion bid by Bristol Meyers. Not owning shares of Johnson & Johnson, which is a component of the benchmark and ended the period lower as the company announced earnings outlook below consensus estimates, contributed positively to relative results. Top contributors to absolute performance also included Pharmasset (Major Pharmaceuticals).

Holdings of Daiichi Sankyo (Major Pharmaceuticals), Exelixis (Major Pharmaceuticals), and Seattle Genetics (Specialty Pharmaceutical) detracted from benchmark-relative performance. Shares of Daiichi Sankyo, a major Japanese pharmaceutical company, fell during the period due to losses at the company’s Indian subsidiary, Ranbaxy Laboratories, as well as concern around the company’s pipeline given upcoming patent expirations. U.S.-based biotechnology company Exelixis’ shares declined after the company issued revenue guidance below estimates. Shares of Seattle Genetics, a biotechnology company, fell sharply near the start of the period after a Phase 1 study of Adcetris was halted because the rate of pulmonary toxicity was unacceptably high. Top detractors from absolute performance also included China Medical Technologies (Health Care Services) and Vertex Pharmaceutical (Major Pharmaceuticals).

What is the outlook?

While we think Sequestration-driven cuts are unlikely to be implemented, given the magnitude of the health care cost problem in the U.S., combined with our view that the Patient

3

The Hartford Healthcare Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

Protection and Affordable Care Act (PPACA) does very little to address the issue, we continue to believe that health care stocks will be subject to escalating reimbursement pressure in the years to come. More specifically, we think it is extremely likely that, regardless of the outcome of the 2012 elections, the U.S. Congress will be forced to pass a comprehensive budget bill in either 2013 or 2014 that addresses the health care cost issue in a targeted, thoughtful manner. While it is impossible to predict the details, we believe the outcome is clear. The bar has been raised for companies seeking reimbursement for health care products and services in the U.S. Going forward, success will accrue only to those companies able to offer a demonstrable improvement over current standards of care or an equivalent level of care, but at a lower price. This is one of the key tenets upon which we have structured our portfolio.

As a result of bottom up stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Major Pharmaceuticals sub-sector and most underweight to the Specialty Pharmaceuticals/Biotechnology sub-sector relative to the benchmark.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Biotechnology	21.2%
Drug Retail	3.3
Health Care Distributors	6.4
Health Care Equipment	14.9
Health Care Facilities	1.5
Health Care Technology	0.2
Life Sciences Tools & Services	4.8
Managed Health Care	13.4
Pharmaceuticals	30.0
Research & Consulting Services	0.9
Short-Term Investments	3.8
Other Assets and Liabilities	(0.4)
Total	100.0%

4

The Hartford Healthcare Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6%
	Biotechnology - 21.2%
182	3SBio, Inc. ADR ●	$2,379
177	Achillion Pharmaceuticals, Inc. ●	1,178
72	Acorda Therapeutics, Inc. ●	1,815
111	Algeta ASA ●	2,636
337	Alkermes plc ●	5,833
420	Amylin Pharmaceuticals, Inc. ●	10,894
158	Anacor Pharmaceuticals, Inc. ●	879
145	Ardea Biosciences, Inc. ●	4,626
174	Arena Pharmaceuticals, Inc. ●	424
53	Biogen Idec, Inc. ●	7,089
493	Exelixis, Inc. ●	2,366
232	Gilead Sciences, Inc. ●	12,051
197	Immunogen, Inc. ●	2,510
182	Incyte Corp. ●	4,135
155	Ironwood Pharmaceuticals, Inc. ●	2,049
109	Momenta Pharmaceuticals, Inc. ●	1,725
134	NPS Pharmaceuticals, Inc. ●	958
75	Onyx Pharmaceuticals, Inc. ●	3,418
174	Progenics Pharmaceuticals, Inc. ●	1,907
97	Regeneron Pharmaceuticals, Inc. ●	13,093
154	Rigel Pharmaceuticals, Inc. ●	1,191
204	Seattle Genetics, Inc. ●	4,036
29	Targacept, Inc. ●	138
253	Trius Therapeutics, Inc. ●	1,358
		88,688
	Drug Retail - 3.3%
177	CVS Caremark Corp.	7,884
168	Walgreen Co.	5,894
		13,778
	Health Care Distributors - 6.4%
241	Cardinal Health, Inc.	10,190
174	McKesson Corp.	15,879
269	NMC Health plc	915
		26,984
	Health Care Equipment - 14.9%
298	Abiomed, Inc. ●	7,253
200	Covidien plc	11,029
56	Dexcom, Inc. ●	550
39	DiaSorin S.p.A.	1,039
77	Heartware International, Inc. ●	5,998
127	Hologic, Inc. ●	2,422
305	Medtronic, Inc.	11,643
162	St. Jude Medical, Inc.	6,277
239	Stereotaxis, Inc. ●	98
54	Stryker Corp.	2,925
107	Tornier N.V. ●	2,543
4,497	Trauson Holdings Co., Ltd.	1,717
168	Volcano Corp. ●	4,567
70	Zimmer Holdings, Inc.	4,418
		62,479
	Health Care Facilities - 1.5%
162	HCA Holdings, Inc.	4,353
199	Vanguard Health Systems, Inc. ●	1,767
		6,120
	Health Care Technology - 0.2%
89	Allscripts Healthcare Solutions, Inc. ●	981

	Life Sciences Tools & Services - 4.8%
147	Agilent Technologies, Inc.	6,179
40	Life Technologies Corp. ●	1,859
159	PAREXEL International Corp. ●	4,281
117	Thermo Fisher Scientific, Inc.	6,500
14	Waters Corp. ●	1,144
		19,963
	Managed Health Care - 13.4%
294	Aetna, Inc.	12,965
368	CIGNA Corp.	16,993
341	UnitedHealth Group, Inc.	19,133
68	Wellcare Health Plans, Inc. ●	4,169
42	Wellpoint, Inc.	2,827
		56,087
	Pharmaceuticals - 30.0%
17	Alk-Abello A/S	1,256
100	Almirall S.A.	856
54	AstraZeneca plc ADR	2,371
79	Auxilium Pharmaceuticals, Inc. ●	1,412
213	Bristol-Myers Squibb Co.	7,114
150	Cadence Pharmaceuticals, Inc. ●	555
319	Daiichi Sankyo Co., Ltd.	5,470
63	Dr. Reddy's Laboratories Ltd. ADR	2,135
171	Eisai Co., Ltd.	6,683
872	Elan Corp. plc ADR ●	12,024
60	Eli Lilly & Co.	2,500
319	Forest Laboratories, Inc. ●	11,117
276	Medicines Co. ●	6,088
310	Merck & Co., Inc.	12,164
245	Mylan, Inc. ●	5,315
19	Ono Pharmaceutical Co., Ltd.	1,059
157	Optimer Pharmaceuticals, Inc. ●	2,316
50	Pacira Pharmaceuticals, Inc. ●	558
361	Pfizer, Inc.	8,278
28	Roche Holding AG	5,180
11	Salix Pharmaceuticals Ltd. ●	538
480	Shionogi & Co., Ltd.	6,262
50	Simcere Pharmaceutical Group ADR ●	438
218	Teva Pharmaceutical Industries Ltd. ADR	9,977
115	UCB S.A.	5,386
106	Watson Pharmaceuticals, Inc. ●	7,966
143	Xenoport, Inc. ●	652
		125,670
	Research & Consulting Services - 0.9%
449	Qualicorp S.A.	3,916

	Total common stocks
	(cost $339,840)	$404,666

	Total long-term investments
	(cost $339,840)	$404,666

The accompanying notes are an integral part of these financial statements.

5

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 3.8%
	Repurchase Agreements - 3.8%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $3,982,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $4,062)
$3,982	0.20%, 04/30/2012		$3,982
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $5,335, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $5,441)
5,335	0.20%, 04/30/2012		5,335
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,107, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $2,149)
2,107	0.21%, 04/30/2012		2,107
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,745, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $1,780)
1,745	0.19%, 04/30/2012		1,745
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2, collateralized by U.S. Treasury Note 0.75%, 2013, value of $2)
2	0.17%, 04/30/2012		2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,864, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $2,921)
2,864	0.21%, 04/30/2012		2,864
			16,035
	Total short-term investments
	(cost $16,035)		$16,035

	Total investments
	(cost $355,875) ▲	100.4%	$420,701
	Other assets and liabilities	(0.4)%	(1,523)
	Total net assets	100.0%	$419,178

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $362,017 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$83,053
Unrealized Depreciation	(24,369)
Net Unrealized Appreciation	$58,684

●	Non-income producing.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
GBP	CBK	Buy	$25	$25	05/02/2012	$–
JPY	JPM	Sell	9,661	10,124	08/01/2012	463
						$463

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Healthcare Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$404,666	$368,378	$36,288	$–
Short-Term Investments	16,035	–	16,035	–
Total	$420,701	$368,378	$52,323	$–
Foreign Currency Contracts *	463	–	463	–
Total	$463	$–	$463	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2012, investments valued at $1,058 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Healthcare Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $355,875)	$420,701
Cash	29
Unrealized appreciation on foreign currency contracts	463
Receivables:
Investment securities sold	798
Fund shares sold	768
Dividends and interest	752
Other assets	85
Total assets	423,596
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	2,911
Fund shares redeemed	1,322
Investment management fees	62
Administrative fees	1
Distribution fees	27
Accrued expenses	95
Total liabilities	4,418
Net assets	$419,178
Summary of Net Assets:
Capital stock and paid-in-capital	$438,031
Distributions in excess of net investment loss	(218)
Accumulated net realized loss	(83,943)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	65,308
Net assets	$419,178

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$19.31/$20.43
Shares outstanding	13,972
Net assets	$269,803
Class B: Net asset value per share	$17.35
Shares outstanding	899
Net assets	$15,586
Class C: Net asset value per share	$17.42
Shares outstanding	4,121
Net assets	$71,776
Class I: Net asset value per share	$19.70
Shares outstanding	1,799
Net assets	$35,450
Class R3: Net asset value per share	$19.96
Shares outstanding	476
Net assets	$9,498
Class R4: Net asset value per share	$20.37
Shares outstanding	560
Net assets	$11,414
Class R5: Net asset value per share	$20.72
Shares outstanding	119
Net assets	$2,464
Class Y: Net asset value per share	$20.80
Shares outstanding	153
Net assets	$3,187

The accompanying notes are an integral part of these financial statements.

9

The Hartford Healthcare Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$2,877
Interest	6
Less: Foreign tax withheld	(110)
Total investment income	2,773

Expenses:
Investment management fees	1,680
Administrative services fees	16
Transfer agent fees	415
Distribution fees
Class A	294
Class B	81
Class C	335
Class R3	19
Class R4	13
Custodian fees	6
Accounting services fees	26
Registration and filing fees	64
Board of Directors' fees	5
Audit fees	6
Other expenses	48
Total expenses (before waivers and fees paid indirectly)	3,008
Expense waivers	(4)
Transfer agent fee waivers	(10)
Commission recapture	(3)
Total waivers and fees paid indirectly	(17)
Total expenses, net	2,991
Net Investment Loss	(218)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	12,055
Net realized loss on foreign currency contracts	(207)
Net realized gain on other foreign currency transactions	85
Net Realized Gain on Investments and Foreign Currency Transactions	11,933
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	39,982
Net unrealized appreciation of foreign currency contracts	323
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	22
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	40,327
Net Gain on Investments and Foreign Currency Transactions	52,260
Net Increase in Net Assets Resulting from Operations	$52,042

The accompanying notes are an integral part of these financial statements.

10

The Hartford Healthcare Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(218)	$(1,453)
Net realized gain on investments and foreign currency transactions	11,933	26,742
Net unrealized appreciation of investments and foreign currency transactions	40,327	9,995
Net Increase In Net Assets Resulting From Operations	52,042	35,284
Capital Share Transactions:
Class A	12,740	(38,064)
Class B	(3,785)	(7,968)
Class C	(3,119)	(11,674)
Class I	(1,408)	18,255
Class R3	2,457	2,136
Class R4	715	489
Class R5	801	(744)
Class Y	224	16
Net increase (decrease) from capital share transactions	8,625	(37,554)
Net Increase (Decrease) In Net Assets	60,667	(2,270)
Net Assets:
Beginning of period	358,511	360,781
End of period	$419,178	$358,511
Undistributed (distribution in excess of) net investment income (loss)	$(218)	$—

The accompanying notes are an integral part of these financial statements.

11

The Hartford Healthcare Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Healthcare Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market

13

The Hartford Healthcare Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are

15

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$463	$—	$—	$—	$—	$463
Total	$—	$463	$—	$—	$—	$—	$463

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(207)	$—	$—	$—	$—	$(207)
Total	$—	$(207)	$—	$—	$—	$—	$(207)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$323	$—	$—	$—	$—	$323
Total	$—	$323	$—	$—	$—	$—	$323

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United

16

States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Accumulated Capital Losses *	$(89,594)
Unrealized Appreciation †	18,699
Total Accumulated Deficit	$(70,895)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$76
Accumulated Net Realized Gain (Loss)	1,132
Capital Stock and Paid-in-Capital	(1,208)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$89,594
Total	$89,594

During the year ended October 31, 2011, the Fund utilized $24,498 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision

18

of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six-Month Period Ended April 30, 2012
Class A	1.48%
Class B	2.28
Class C	2.18
Class I	1.12
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	0.98

19

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $187 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $6.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

20

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.01%	9.94%
Class B	0.01	8.90
Class C	0.01	9.09
Class I	0.01	10.46
Class Y	0.01	10.44

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	6	5%
Class Y	6	4

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$77,116
Sales Proceeds Excluding U.S. Government Obligations	82,640

21

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,879	—	(2,262)	—	617	3,106	—	(5,323)	—	(2,217)
Amount	$52,610	$—	$(39,870)	$—	$12,740	$51,647	$—	$(89,711)	$—	$(38,064)
Class B
Shares	30	—	(267)	—	(237)	40	—	(569)	—	(529)
Amount	$465	$—	$(4,250)	$—	$(3,785)	$616	$—	$(8,584)	$—	$(7,968)
Class C
Shares	174	—	(375)	—	(201)	473	—	(1,283)	—	(810)
Amount	$2,827	$—	$(5,946)	$—	$(3,119)	$7,533	$—	$(19,207)	$—	$(11,674)
Class I
Shares	252	—	(336)	—	(84)	1,718	—	(753)	—	965
Amount	$4,626	$—	$(6,034)	$—	$(1,408)	$31,076	$—	$(12,821)	$—	$18,255
Class R3
Shares	216	—	(80)	—	136	222	—	(107)	—	115
Amount	$3,952	$—	$(1,495)	$—	$2,457	$3,956	$—	$(1,820)	$—	$2,136
Class R4
Shares	137	—	(99)	—	38	200	—	(174)	—	26
Amount	$2,602	$—	$(1,887)	$—	$715	$3,537	$—	$(3,048)	$—	$489
Class R5
Shares	46	—	(5)	—	41	26	—	(65)	—	(39)
Amount	$893	$—	$(92)	$—	$801	$460	$—	$(1,204)	$—	$(744)
Class Y
Shares	19	—	(8)	—	11	29	—	(28)	—	1
Amount	$374	$—	$(150)	$—	$224	$499	$—	$(483)	$—	$16
Total
Shares	3,753	—	(3,432)	—	321	5,814	—	(8,302)	—	(2,488)
Amount	$68,349	$—	$(59,724)	$—	$8,625	$99,324	$—	$(136,878)	$—	$(37,554)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	71	$1,292
For the Year Ended October 31, 2011	114	$1,904

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

22

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Healthcare Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$16.80	$–	$–	$2.51	$2.51	$–	$–	$–	$–	$2.51	$19.31
B	15.15	(0.08)	–	2.28	2.20	–	–	–	–	2.20	17.35
C	15.20	(0.06)	–	2.28	2.22	–	–	–	–	2.22	17.42
I	17.10	0.03	–	2.57	2.60	–	–	–	–	2.60	19.70
R3	17.38	(0.01)	–	2.59	2.58	–	–	–	–	2.58	19.96
R4	17.70	0.01	–	2.66	2.67	–	–	–	–	2.67	20.37
R5	17.98	0.03	–	2.71	2.74	–	–	–	–	2.74	20.72
Y	18.05	0.05	–	2.70	2.75	–	–	–	–	2.75	20.80

For the Year Ended October 31, 2011 (G)
A	15.21	(0.04)	–	1.63	1.59	–	–	–	–	1.59	16.80
B	13.83	(0.16)	–	1.48	1.32	–	–	–	–	1.32	15.15
C	13.86	(0.14)	–	1.48	1.34	–	–	–	–	1.34	15.20
I	15.44	0.02	–	1.64	1.66	–	–	–	–	1.66	17.10
R3	15.76	(0.07)	–	1.69	1.62	–	–	–	–	1.62	17.38
R4	16.01	(0.02)	–	1.71	1.69	–	–	–	–	1.69	17.70
R5	16.21	0.04	–	1.73	1.77	–	–	–	–	1.77	17.98
Y	16.26	0.05	–	1.74	1.79	–	–	–	–	1.79	18.05

For the Year Ended October 31, 2010
A	13.07	–	–	2.14	2.14	–	–	–	–	2.14	15.21
B	11.98	(0.14)	–	1.99	1.85	–	–	–	–	1.85	13.83
C	11.99	(0.11)	–	1.98	1.87	–	–	–	–	1.87	13.86
I	13.23	0.04	–	2.17	2.21	–	–	–	–	2.21	15.44
R3	13.57	(0.02)	–	2.21	2.19	–	–	–	–	2.19	15.76
R4	13.74	0.02	–	2.25	2.27	–	–	–	–	2.27	16.01
R5	13.87	0.06	–	2.28	2.34	–	–	–	–	2.34	16.21
Y	13.90	0.08	–	2.28	2.36	–	–	–	–	2.36	16.26

For the Year Ended October 31, 2009 (G)
A	12.69	(0.02)	–	1.01	0.99	–	(0.61)	–	(0.61)	0.38	13.07
B	11.74	(0.08)	–	0.93	0.85	–	(0.61)	–	(0.61)	0.24	11.98
C	11.78	(0.10)	–	0.92	0.82	–	(0.61)	–	(0.61)	0.21	11.99
I	12.81	0.01	–	1.02	1.03	–	(0.61)	–	(0.61)	0.42	13.23
R3	13.19	(0.05)	–	1.04	0.99	–	(0.61)	–	(0.61)	0.38	13.57
R4	13.29	–	–	1.06	1.06	–	(0.61)	–	(0.61)	0.45	13.74
R5	13.38	0.03	–	1.07	1.10	–	(0.61)	–	(0.61)	0.49	13.87
Y	13.40	0.01	–	1.10	1.11	–	(0.61)	–	(0.61)	0.50	13.90

For the Year Ended October 31, 2008
A	18.85	(0.03)	–	(4.83)	(4.86)	–	(1.30)	–	(1.30)	(6.16)	12.69
B	17.67	(0.18)	–	(4.45)	(4.63)	–	(1.30)	–	(1.30)	(5.93)	11.74
C	17.71	(0.14)	–	(4.49)	(4.63)	–	(1.30)	–	(1.30)	(5.93)	11.78
I	18.96	0.01	–	(4.86)	(4.85)	–	(1.30)	–	(1.30)	(6.15)	12.81
R3	19.59	(0.03)	–	(5.07)	(5.10)	–	(1.30)	–	(1.30)	(6.40)	13.19
R4	19.66	–	–	(5.07)	(5.07)	–	(1.30)	–	(1.30)	(6.37)	13.29
R5	19.70	0.03	–	(5.05)	(5.02)	–	(1.30)	–	(1.30)	(6.32)	13.38
Y	19.74	0.05	–	(5.09)	(5.04)	–	(1.30)	–	(1.30)	(6.34)	13.40

For the Year Ended October 31, 2007
A	17.84	(0.04)	–	1.73	1.69	–	(0.68)	–	(0.68)	1.01	18.85
B	16.92	(0.20)	–	1.63	1.43	–	(0.68)	–	(0.68)	0.75	17.67
C	16.93	(0.15)	–	1.61	1.46	–	(0.68)	–	(0.68)	0.78	17.71
I	17.86	0.01	–	1.77	1.78	–	(0.68)	–	(0.68)	1.10	18.96
R3(I)	18.27	(0.02)	–	1.34	1.32	–	–	–	–	1.32	19.59
R4(I)	18.27	–	–	1.39	1.39	–	–	–	–	1.39	19.66
R5(I)	18.27	–	–	1.43	1.43	–	–	–	–	1.43	19.70
Y	18.57	0.04	–	1.81	1.85	–	(0.68)	–	(0.68)	1.17	19.74

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

14.94	%(E)	$269,803	1.48	%(F)	1.48	%(F)	1.48	%(F)	0.01	%(F)	21%
14.52	(E)	15,586	2.40	(F)	2.28	(F)	2.28	(F)	(0.83	)(F)	–
14.61	(E)	71,776	2.18	(F)	2.18	(F)	2.18	(F)	(0.71	)(F)	–
15.20	(E)	35,450	1.12	(F)	1.12	(F)	1.12	(F)	0.36	(F)	–
14.84	(E)	9,498	1.70	(F)	1.65	(F)	1.65	(F)	(0.11	)(F)	–
15.08	(E)	11,414	1.39	(F)	1.35	(F)	1.35	(F)	0.14	(F)	–
15.24	(E)	2,464	1.09	(F)	1.05	(F)	1.05	(F)	0.47	(F)	–
15.24	(E)	3,187	0.98	(F)	0.98	(F)	0.98	(F)	0.51	(F)	–

10.45		224,294	1.49		1.49		1.49		(0.24)		44
9.54		17,208	2.38		2.28		2.28		(1.04)		–
9.67		65,692	2.18		2.18		2.18		(0.93)		–
10.75		32,213	1.18		1.18		1.18		0.09		–
10.28		5,905	1.71		1.65		1.65		(0.39)		–
10.56		9,241	1.39		1.35		1.35		(0.09)		–
10.92		1,403	1.09		1.05		1.05		0.21		–
11.01		2,555	0.99		0.99		0.99		0.27		–

16.37		236,781	1.49		1.49		1.49		(0.03)		36
15.44		23,023	2.39		2.28		2.28		(0.84)		–
15.60		71,124	2.18		2.18		2.18		(0.72)		–
16.70		14,176	1.22		1.22		1.22		0.24		–
16.14		3,549	1.70		1.70		1.70		(0.17)		–
16.52		7,939	1.37		1.37		1.37		0.11		–
16.87		1,895	1.08		1.08		1.08		0.38		–
16.98		2,294	0.97		0.97		0.97		0.50		–

8.48		234,603	1.58		1.55		1.55		(0.18)		80
7.95		31,746	2.54		2.11		2.11		(0.75)		–
7.66		74,424	2.28		2.28		2.28		(0.91)		–
8.73		15,934	1.27		1.27		1.27		0.04		–
8.15		1,330	1.79		1.79		1.79		(0.36)		–
8.64		6,147	1.40		1.40		1.40		–		–
8.89		1,412	1.11		1.11		1.11		0.27		–
8.95		1,813	0.99		0.99		0.99		0.11		–

(27.59)		299,699	1.41		1.41		1.41		(0.18)		67
(28.17)		45,475	2.32		2.24		2.24		(1.02)		–
(28.10)		93,208	2.15		2.15		2.15		(0.92)		–
(27.36)		43,036	1.11		1.11		1.11		0.10		–
(27.78)		503	1.91		1.85		1.85		(0.67)		–
(27.52)		3,921	1.35		1.35		1.35		(0.02)		–
(27.18)		1,449	1.05		1.05		1.05		0.27		–
(27.23)		155,104	0.95		0.95		0.95		0.28		–

9.96	(H)	509,341	1.41		1.41		1.41		(0.25)		41
8.92	(H)	82,932	2.30		2.29		2.29		(1.15)		–
9.11	(H)	137,101	2.15		2.15		2.15		(0.99)		–
10.48	(H)	15,017	1.07		1.07		1.07		0.08		–
7.22	(E)	112	1.75	(F)	1.75	(F)	1.75	(F)	(0.50	)(F)	–
7.61	(E)	494	1.41	(F)	1.41	(F)	1.41	(F)	–	(F)	–
7.83	(E)	434	1.14	(F)	1.14	(F)	1.14	(F)	–	(F)	–
10.45	(H)	213,110	0.95		0.95		0.95		0.20		–

25

The Hartford Healthcare Fund
Financial Highlights - (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

26

The Hartford Healthcare Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Healthcare Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Healthcare Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,149.40	$7.91	$1,000.00	$1,017.50	$7.43	1.48%	182	366
Class B	$1,000.00	$1,145.20	$12.18	$1,000.00	$1,013.50	$11.44	2.28	182	366
Class C	$1,000.00	$1,146.10	$11.63	$1,000.00	$1,014.02	$10.92	2.18	182	366
Class I	$1,000.00	$1,152.00	$5.98	$1,000.00	$1,019.31	$5.61	1.12	182	366
Class R3	$1,000.00	$1,148.40	$8.81	$1,000.00	$1,016.66	$8.27	1.65	182	366
Class R4	$1,000.00	$1,150.80	$7.22	$1,000.00	$1,018.15	$6.77	1.35	182	366
Class R5	$1,000.00	$1,152.40	$5.62	$1,000.00	$1,019.64	$5.27	1.05	182	366
Class Y	$1,000.00	$1,152.40	$5.27	$1,000.00	$1,019.97	$4.95	0.98	182	366

30

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-HC12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford High Yield Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford High Yield Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford High Yield Fund inception 09/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
High Yield A#	5.69%	3.74%	6.12%	7.10%
High Yield A##		-0.93%	5.14%	6.61%
High Yield B#	5.19%	2.84%	5.32%	NA *
High Yield B##		-2.00%	5.03%	NA *
High Yield C#	5.33%	2.98%	5.34%	6.35%
High Yield C##		2.01%	5.34%	6.35%
High Yield I#	5.81%	3.85%	6.49%	7.29%
High Yield R3#	5.40%	3.29%	5.78%	7.35%
High Yield R4#	5.70%	3.60%	6.13%	7.53%
High Yield R5#	5.85%	3.91%	6.39%	7.67%
High Yield Y#	5.88%	3.96%	6.48%	7.71%
Barclays Capital U.S. Corporate High-Yield Index	6.91%	5.92%	8.05%	9.18%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Capital U.S. Corporate High-Yield Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford High Yield Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
Christopher A. Jones, CFA
Senior Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford High Yield Fund returned 5.69%, before sales charge, for the six-month period to April 30, 2012, underperforming its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, which returned 6.91% for the same period. The Fund also underperformed the 6.50% return of the average fund in the Lipper High Current Yield Funds peer group, a group of funds with investment strategies similar to the Fund.

Why did the Fund perform this way?

In late 2011, exposure to automotive equities through convertible bonds of General Motors weighed on Fund performance. In 2012, this position rebounded to help overall performance for the period. However, some of the biggest detractors to benchmark relative performance came from positions that the Fund did not own that performed well. Among these were the subordinated debt of Royal Bank of Scotland, Caesars Entertainment and First Data.

On March 5, 2012, Wellington Management Company, LLP became sub-adviser of the fund replacing Hartford Investment Management Company.

What is the outlook?

The outlook for High Yield bonds is mixed as we approach the summer months. On many fronts, we believe the High Yield market remains on solid ground. The trailing 12-month par-weighted default rate for U.S. High Yield is currently 2.17%, which is well below the 25-year annual default rate average of 4.20%. We also believe High Yield companies have meaningfully improved their balance sheets and liquidity positions since the credit crisis of 2008. Much of the new issuance in the High Yield market over the last three years was done to refinance existing debt, rather than for “equity-friendly” activities, such as share-repurchases or leveraged buy-outs, effectively pushing out the maturities of High Yield bonds further into the future. We believe that the limited amount of High Yield maturities through 2013 ($73 billion in total as of February 29th, 2012) is supportive of a below average default rate over the next few years. Finally, the current yield to worst of 7.07% in the High Yield market remains very attractive relative to other fixed income sectors.

However, we remain concerned about the macro weakness still emanating from Europe (in spite of the Greek debt restructuring) and that higher commodity prices could slow GDP (gross domestic product) growth in the United States. If either of these risks were to persist, it could lead to weaker earnings, which in turn could lead to renewed balance sheet and liquidity pressures for both European and U.S. High Yield companies.

In aggregate, we recognize the risks of a severe macro economic backdrop; however, with average spreads currently in the 64th percentile (only 36% of months since 1994 have U.S. High Yield valuations been cheaper), we believe that now is an opportune time to invest in High Yield for investors with a longer-time horizon.

3

The Hartford High Yield Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Baa / BBB	2.7%
Ba / BB	27.7
B	40.1
Caa / CCC or Lower	17.2
Unrated	3.9
Non Debt Securities and Other Short-Term Instruments	8.2
Other Assets & Liabilities	0.2
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.5%
Administrative Waste Management and Remediation	0.6
Agriculture, Forestry, Fishing and Hunting	0.6
Air Transportation	0.4
Arts, Entertainment and Recreation	7.8
Beverage and Tobacco Product Manufacturing	0.6
Chemical Manufacturing	2.2
Computer and Electronic Product Manufacturing	3.6
Construction	1.1
Fabricated Metal Product Manufacturing	0.6
Finance and Insurance	13.0
Food Services	0.5
Health Care and Social Assistance	7.3
Information	14.0
Machinery Manufacturing	1.0
Mining	1.8
Miscellaneous Manufacturing	1.9
Motor Vehicle and Parts Manufacturing	4.3
Nonmetallic Mineral Product Manufacturing	0.9
Other Services	1.2
Paper Manufacturing	0.5
Petroleum and Coal Products Manufacturing	5.7
Pipeline Transportation	2.6
Primary Metal Manufacturing	0.3
Printing and Related Support Activities	0.3
Professional, Scientific and Technical Services	1.5
Rail Transportation	0.0
Real Estate, Rental and Leasing	3.4
Retail Trade	3.6
Soap, Cleaning Compound and Toilet Manufacturing	0.5
Software	0.3
Transportation Equipment Manufacturing	0.7
Truck Transportation	0.8
Utilities	4.1
Water Transportation	0.5
Wholesale Trade	1.9
Total	91.6%
Equity Securities
Automobiles & Components	0.7
Diversified Financials	0.7
Energy	0.1
Food, Beverage & Tobacco	0.0
Software & Services	0.0
Total	1.5%
Short-Term Investments	6.7
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford High Yield Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.4%
	Finance and Insurance - 0.4%
	Banc of America Large Loan
$2,475	1.99%, 11/15/2015 ■Δ	$2,322
	Soundview NIM Trust
920	0.00%, 12/25/2036 ■●	—
		2,322

	Total asset & commercial mortgage backed securities
	(cost $3,340)	$2,322

CORPORATE BONDS - 86.2%
	Accommodation and Food Services - 1.5%
	Caesars Operating Escrow
$2,595	8.50%, 02/15/2020 ■	$2,673
	MGM Mirage, Inc.
2,298	11.13%, 11/15/2017	2,602
	Wynn Las Vegas LLC
860	5.38%, 03/15/2022 ■	843
1,456	7.75%, 08/15/2020	1,609
		7,727
	Administrative Waste Management and Remediation - 0.6%
	Iron Mountain, Inc.
2,631	7.75%, 10/01/2019	2,868

	Agriculture, Forestry, Fishing and Hunting - 0.6%
	American Rock Salt Co. LLC
540	8.25%, 05/01/2018 ■	473
	American Seafood Group LLC
1,715	10.75%, 05/15/2016 ■	1,552
	ASG Consolidated LLC
1,499	15.00%, 05/15/2017 ■Þ	1,024
		3,049
	Arts, Entertainment and Recreation - 7.8%
	AMC Entertainment, Inc.
4,605	8.75%, 06/01/2019 ‡	4,910
310	9.75%, 12/01/2020	302
	CCO Holdings LLC
3,610	7.25%, 10/30/2017	3,926
3,435	7.38%, 06/01/2020	3,748
	Cenveo, Inc.
2,113	8.88%, 02/01/2018	1,944
	Cequel Communication LLC
1,569	8.63%, 11/15/2017 ■	1,695
	Chester Downs and Marina LLC
721	9.25%, 02/01/2020 ■	759
	Clear Channel Worldwide Holdings, Inc.
2,410	9.25%, 12/15/2017	2,642
	Equinix, Inc.
1,455	7.00%, 07/15/2021	1,590
	Fidelity National Information Services, Inc.
1,945	5.00%, 03/15/2022 ■	1,945
	First Data Corp.
3,845	7.38%, 06/15/2019 ■	3,932
775	8.25%, 01/15/2021 ■	763
3,344	10.55%, 09/24/2015 Þ	3,402
	Gray Television, Inc.
1,156	10.50%, 06/29/2015	1,214
	Greektown Superholdings, Inc.
1,170	13.00%, 07/01/2015	1,291
	NAI Entertainment Holdings LLC
955	8.25%, 12/15/2017 ■	1,053
	Regal Entertainment Group
320	9.13%, 08/15/2018	354
	UPC Germany GMBH
1,693	8.13%, 12/01/2017 ■	1,816
	Videotron Ltee
1,592	5.00%, 07/15/2022 ■	1,588
	Virgin Media Finance plc
1,465	9.50%, 08/15/2016	1,641
		40,515
	Beverage and Tobacco Product Manufacturing - 0.6%
	Constellation Brands, Inc.
2,830	6.00%, 05/01/2022	2,979

	Chemical Manufacturing - 2.2%
	Ferro Corp.
2,632	7.88%, 08/15/2018	2,698
	Hexion Specialty Chemicals
2,435	8.88%, 02/01/2018	2,551
	Hexion U.S. Finance Corp.
880	6.63%, 04/15/2020 ■	919
	Ineos Group Holdings plc
2,934	8.50%, 02/15/2016 ■	2,868
	LyondellBasell Industries N.V.
1,215	6.00%, 11/15/2021 ■	1,312
	Momentive Performance
1,450	9.00%, 01/15/2021	1,254
		11,602
	Computer and Electronic Product Manufacturing - 3.6%
	Advanced Micro Devices, Inc.
1,816	8.13%, 12/15/2017	1,998
	CDW Escrow Corp.
2,450	8.50%, 04/01/2019	2,622
	CDW LLC/CDW Finance
1,970	8.00%, 12/15/2018	2,147
	Freescale Semiconductor, Inc.
1,310	8.05%, 02/01/2020	1,320
1,165	9.25%, 04/15/2018 ■	1,277
	Nextel Communications, Inc.
1,986	7.38%, 08/01/2015	1,926
	Seagate HDD Cayman
2,425	6.88%, 05/01/2020	2,601
1,555	7.75%, 12/15/2018	1,714
	Sorenson Communications
3,350	10.50%, 02/01/2015 ■	2,814
		18,419
	Construction - 1.1%
	D.R. Horton, Inc.
1,610	6.50%, 04/15/2016	1,755
	KB Home
2,660	8.00%, 03/15/2020	2,597
	Pulte Homes, Inc.
1,523	7.88%, 06/15/2032	1,469
		5,821

The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 86.2% - (continued)
	Fabricated Metal Product Manufacturing - 0.6%
	Anixter International, Inc.
$710	5.63%, 05/01/2019	$726
	BWAY Holding Co.
1,473	10.00%, 06/15/2018	1,620
	Masco Corp.
795	5.95%, 03/15/2022	809
		3,155
	Finance and Insurance - 12.1%
	Ally Financial, Inc.
5,175	5.50%, 02/15/2017 ‡	5,289
2,265	7.50%, 09/15/2020 ‡	2,525
	CIT Group, Inc.
6,655	5.25%, 03/15/2018	6,855
5,299	5.50%, 02/15/2019 ■	5,445
2,260	6.63%, 04/01/2018 ■	2,458
	Community Choice Financial
2,700	10.75%, 05/01/2019 ■	2,747
	Dolphin Subsidiary II, Inc.
1,855	7.25%, 10/15/2021 ■	2,059
	Fibria Overseas Finance Ltd.
2,505	7.50%, 05/04/2020 ■	2,624
	Ford Motor Credit Co.
2,040	12.00%, 05/15/2015	2,570
	GMAC LLC
1,200	8.00%, 11/01/2031	1,374
	Ineos Finance plc
821	7.50%, 05/01/2020 ■☼	844
691	8.38%, 02/15/2019 ■	741
2,775	9.00%, 05/15/2015 ■	2,976
	Lloyds Banking Group plc
4,380	7.88%, 11/01/2020 ■	3,822
	NB Capital Trust IV
890	8.25%, 04/15/2027	899
	Offshore Group Investments Ltd.
1,525	11.50%, 08/01/2015	1,668
1,185	11.50%, 08/01/2015 ■	1,296
	Penson Worldwide, Inc.
2,454	12.50%, 05/15/2017 ■	920
	Provident Funding Associates L.P.
3,464	10.25%, 04/15/2017 ■	3,525
	SLM Corp.
1,354	7.25%, 01/25/2022	1,368
1,655	8.45%, 06/15/2018	1,812
	Starwood Hotels & Resort
2,795	7.15%, 12/01/2019	3,354
	Titlemax
3,655	13.25%, 07/15/2015	4,039
	Wind Acquisition Finance S.A.
1,360	7.25%, 02/15/2018 ■	1,285
		62,495
	Food Services - 0.5%
	ARAMARK Holdings Corp.
2,565	8.63%, 05/01/2016 ■Þ	2,626

	Health Care and Social Assistance - 7.3%
	Alere, Inc.
1,636	7.88%, 02/01/2016	1,704
765	9.00%, 05/15/2016	791
	American Renal Holdings, Inc.
2,470	8.38%, 05/15/2018	2,643
	Biomet, Inc.
2,096	10.38%, 10/15/2017 Þ	2,266
	Fresenius Medical Care U.S. Finance II, Inc.
2,045	5.88%, 01/31/2022 ■	2,078
	HCA, Inc.
3,005	7.25%, 09/15/2020	3,328
8,151	7.50%, 11/15/2095	6,409
1,724	8.50%, 04/15/2019	1,934
	Health Management Associates, Inc.
1,407	7.38%, 01/15/2020 ■	1,465
	HealthSouth Corp.
3,665	7.25%, 10/01/2018	3,885
	Radiation Therapy Services, Inc.
2,986	8.88%, 01/15/2017 ■☼	2,956
2,500	9.88%, 04/15/2017	2,006
	Savient Pharmaceuticals, Inc.
1,365	4.75%, 02/01/2018 ۞	763
	Tenet Healthcare Corp.
1,831	6.25%, 11/01/2018 ■	1,904
	Valeant Pharmaceuticals International
1,090	6.75%, 08/15/2021 ■	1,060
2,475	7.25%, 07/15/2022 ■	2,469
		37,661
	Information - 13.2%
	Audatex North America, Inc.
2,265	6.75%, 06/15/2018 ■	2,373
	Beagle Acquisition Corp.
1,165	11.00%, 12/31/2019 ■	1,316
	CCO Holdings LLC
2,065	6.63%, 01/31/2022	2,161
	Cricket Communications, Inc.
3,970	7.75%, 10/15/2020	3,722
	CSC Holdings LLC
1,798	6.75%, 11/15/2021 ■	1,865
	DISH DBS Corp.
3,322	7.88%, 09/01/2019	3,845
	Evertec, Inc.
1,300	11.00%, 10/01/2018	1,411
	Frontier Communications Corp.
2,062	7.88%, 01/15/2027	1,835
	GCI, Inc.
1,035	6.75%, 06/01/2021	1,045
	Harron Communications
2,080	9.13%, 04/01/2020 ■	2,163
	Inmarsat Finance plc
615	7.38%, 12/01/2017 ■	661
	Intelsat Bermuda Ltd.
4,787	11.50%, 02/04/2017 Þ	4,990
	Intelsat Jackson Holdings Ltd.
5,234	8.50%, 11/01/2019	5,771
	Kabel Baden Wurttemberg GMBH & Co.
1,711	7.50%, 03/15/2019 ■	1,827
	Level 3 Financing, Inc.
4,355	10.00%, 02/01/2018	4,769
	Mediacom Broadband LLC
2,545	8.50%, 10/15/2015	2,621

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 86.2% - (continued)
	Information - 13.2% - (continued)
	Mediacom LLC
$2,460	9.13%, 08/15/2019	$2,681
	MetroPCS Wireless, Inc.
1,580	6.63%, 11/15/2020	1,521
3,340	7.88%, 09/01/2018	3,424
	Paetec Holding Corp.
1,361	9.88%, 12/01/2018	1,541
	Qwest Corp.
1,909	7.25%, 10/15/2035 ‡	1,916
	Sprint Nextel Corp.
2,103	9.00%, 11/15/2018 ■	2,316
	Syniverse Holdings, Inc.
2,460	9.13%, 01/15/2019	2,728
	Trilogy International Partners LLC
2,006	10.25%, 08/15/2016 ■	1,765
	UPCB Finance III Ltd.
2,015	6.63%, 07/01/2020 ■	2,045
	UPCB Finance VI Ltd.
1,310	6.88%, 01/15/2022 ■	1,346
	Viasat, Inc.
398	6.88%, 06/15/2020 ■	403
	Videotron Ltee
1,651	9.13%, 04/15/2018	1,824
	Windstream Corp.
2,050	7.50%, 04/01/2023	2,127
		68,012
	Machinery Manufacturing - 1.0%
	Case New Holland, Inc.
4,344	7.88%, 12/01/2017	5,061

	Mining - 1.8%
	FMG Resources Pty Ltd.
2,491	6.00%, 04/01/2017 ■	2,535
2,324	7.00%, 11/01/2015 ■	2,405
916	8.25%, 11/01/2019 ■	991
	Peabody Energy Corp.
2,075	6.00%, 11/15/2018 ■	2,106
1,116	6.50%, 09/15/2020	1,147
		9,184
	Miscellaneous Manufacturing - 1.9%
	BE Aerospace, Inc.
411	5.25%, 04/01/2022	419
1,558	6.88%, 10/01/2020	1,725
	Reynolds Group Issuer, Inc.
1,275	7.88%, 08/15/2019 ■	1,377
2,515	9.00%, 04/15/2019 ■	2,528
	Transdigm, Inc.
3,645	7.75%, 12/15/2018	3,973
		10,022
	Motor Vehicle and Parts Manufacturing - 2.6%
	Ford Motor Co.
1,540	7.50%, 08/01/2026	1,748
2,824	9.22%, 09/15/2021	3,481
	Tenneco, Inc.
2,485	7.75%, 08/15/2018	2,696
	TRW Automotive, Inc.
2,281	3.50%, 12/01/2015	3,940
1,220	7.25%, 03/15/2017 ■	1,391
390	8.88%, 12/01/2017 ■	435
		13,691
	Nonmetallic Mineral Product Manufacturing - 0.9%
	Ardagh Packaging Finance
323	7.38%, 10/15/2017 ■	350
	Silgan Holdings, Inc.
4,100	5.00%, 04/01/2020 ■	4,141
		4,491
	Other Services - 1.2%
	Service Corp. International
5,660	7.63%, 10/01/2018	6,367

	Paper Manufacturing - 0.5%
	Westvaco Corp.
2,117	8.20%, 01/15/2030	2,429

	Petroleum and Coal Products Manufacturing - 5.7%
	Alpha Natural Resources, Inc.
1,504	6.00%, 06/01/2019	1,406
	Antero Resources Finance Corp.
2,555	7.25%, 08/01/2019 ■	2,632
	Chesapeake Energy Corp.
2,486	6.78%, 03/15/2019	2,418
1,905	6.88%, 08/15/2018	1,886
	Concho Resources, Inc.
1,614	7.00%, 01/15/2021	1,755
	Continental Resources, Inc.
1,275	5.00%, 09/15/2022 ■	1,294
	Denbury Resources, Inc.
1,403	9.75%, 03/01/2016 ‡	1,543
	Endeavour International
2,907	12.00%, 03/01/2018 ■	2,936
	Ferrellgas Partners L.P.
635	6.50%, 05/01/2021	579
	Lone Pine Resources, Inc.
1,185	10.38%, 02/15/2017 ■	1,215
	Newfield Exploration Co.
1,464	5.75%, 01/30/2022	1,559
	Plains Exploration & Production Co.
844	6.75%, 02/01/2022	878
	Range Resources Corp.
3,770	5.00%, 08/15/2022	3,761
1,245	5.75%, 06/01/2021	1,304
	Rosetta Resources, Inc.
1,662	9.50%, 04/15/2018	1,822
	WPX Energy, Inc.
2,515	6.00%, 01/15/2022 ■	2,446
		29,434
	Pipeline Transportation - 2.6%
	El Paso Corp.
1,130	7.75%, 01/15/2032	1,291
2,218	7.80%, 08/01/2031	2,529
	Energy Transfer Equity L.P.
1,757	7.50%, 10/15/2020	1,946

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 86.2% - (continued)
	Pipeline Transportation - 2.6% - (continued)
	Kinder Morgan Finance Co.
$2,025	6.00%, 01/15/2018 ■	$2,126
	Markwest Energy
1,480	6.25%, 06/15/2022	1,558
	NGPL Pipeco LLC
1,465	7.12%, 12/15/2017 ■	1,417
	Rockies Express Pipeline
1,403	5.63%, 04/15/2020 ■	1,263
1,770	6.88%, 04/15/2040 ■	1,478
		13,608
	Primary Metal Manufacturing - 0.3%
	Novelis, Inc.
1,608	8.75%, 12/15/2020	1,773

	Printing and Related Support Activities - 0.3%
	Sheridan (The) Group, Inc.
1,880	12.50%, 04/15/2014	1,589

	Professional, Scientific and Technical Services - 1.5%
	Lamar Media Corp.
1,035	7.88%, 04/15/2018	1,132
	SunGard Data Systems, Inc.
2,615	7.38%, 11/15/2018	2,792
1,075	7.63%, 11/15/2020	1,146
2,590	10.25%, 08/15/2015	2,684
		7,754
	Rail Transportation - 0.0%
	RailAmerica, Inc.
231	9.25%, 07/01/2017	242

	Real Estate, Rental and Leasing - 3.4%
	Air Lease Corp.
2,996	5.63%, 04/01/2017 ■	2,921
	International Lease Finance Corp.
6,710	5.88%, 04/01/2019	6,590
1,220	6.25%, 05/15/2019	1,232
2,270	8.88%, 09/01/2017	2,554
	Realogy Corp.
1,282	7.63%, 01/15/2020 ■	1,330
	United Rental Financing Escrow Corp.
208	5.75%, 07/15/2018 ■	215
377	7.38%, 05/15/2020 ■	396
375	7.63%, 04/15/2022 ■	396
	United Rentals North America, Inc.
1,797	8.38%, 09/15/2020	1,891
		17,525
	Retail Trade - 2.5%
	Amerigas Partners L.P.
2,266	6.25%, 08/20/2019	2,289
	Building Materials Corp.
2,001	7.50%, 03/15/2020 ■	2,131
	J.C. Penney Co., Inc.
809	7.63%, 03/01/2097	726
	Michaels Stores, Inc.
3,720	7.75%, 11/01/2018	3,915
	Number Merger Sub, Inc.
2,510	11.00%, 12/15/2019 ■	2,717
	Sally Holdings
985	6.88%, 11/15/2019 ■	1,049
		12,827
	Soap, Cleaning Compound and Toilet Manufacturing - 0.5%
	Revlon Consumer Products
2,435	9.75%, 11/15/2015	2,627

	Software - 0.3%
	Lawson Software
1,320	9.38%, 04/01/2019 ■	1,379

	Transportation Equipment Manufacturing - 0.7%
	Huntington Ingalls Industries, Inc.
3,670	7.13%, 03/15/2021	3,886

	Truck Transportation - 0.8%
	Swift Transportation Co., Inc.
3,714	12.50%, 05/15/2017 ■	3,955

	Utilities - 3.6%
	AES (The) Corp.
2,290	8.00%, 10/15/2017	2,611
1,636	9.75%, 04/15/2016 ‡	1,930
	Calpine Corp.
4,405	7.88%, 01/15/2023 ■	4,746
	Edison Mission Energy
5,713	7.00%, 05/15/2017	3,571
	Energy Future Intermediate Holding Co. LLC
2,535	10.00%, 12/01/2020	2,798
	NRG Energy, Inc.
1,802	8.50%, 06/15/2019	1,838
	Texas Competitive Electric Co.
1,960	11.50%, 10/01/2020 ■	1,215
		18,709
	Water Transportation - 0.5%
	ACL I Corp.
2,615	10.63%, 02/15/2016 ■Þ	2,543

	Wholesale Trade - 1.9%
	Everest Acquisition LLC
405	6.88%, 05/01/2019 ■	425
5,070	9.38%, 05/01/2020 ■	5,400
	HD Supply, Inc.
3,185	8.13%, 04/15/2019 ■	3,420
	J.M. Huber Corp.
405	9.88%, 11/01/2019 ■	429
		9,674
	Total corporate bonds
	(cost $438,283)	$445,699

SENIOR FLOATING RATE INTERESTS ♦ - 5.0%
	Air Transportation - 0.4%
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
$1,905	4.24%, 11/29/2013	$1,877

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 5.0% - (continued)
	Finance and Insurance - 0.5%
	Asurion Corp., Second Lien Term Loan
$1,517	9.00%, 05/24/2019		$1,538
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
230	8.75%, 12/17/2017		227
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
547	8.75%, 12/17/2017		541
			2,306
	Information - 0.8%
	WideOpenWest Finance LLC, Second Lien Term Loan
4,165	6.49%, 06/29/2015 Þ		4,124

	Motor Vehicle and Parts Manufacturing - 1.7%
	General Motors Co.
9,860	0.38%, 10/27/2015 ◊☼		8,831

	Retail Trade - 1.1%
	Easton-Bell Sports, Inc.
5,815	11.50%, 12/31/2015 Þ		5,757

	Utilities - 0.5%
	Texas Competitive Electric Co.
5,000	4.74%, 10/10/2017		2,753

	Total senior floating rate interests
	(cost $26,314)		$25,648

COMMON STOCKS - 0.1%
	Energy - 0.1%
104,552	KCA Deutag ⌂●†		$491

	Software & Services - 0.0%
16	Stratus Technologies, Inc. ●†		—

	Total common stocks
	(cost $1,417)		$491

PREFERRED STOCKS - 1.4%
	Automobiles & Components - 0.7%
91	General Motors Co., 4.75% ۞		$3,560

	Diversified Financials - 0.7%
159	GMAC Capital Trust I ۞		3,819

	Software & Services - 0.0%
4	Stratus Technologies, Inc. †		—

	Total preferred stocks
	(cost $7,707)		$7,379

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
1	ASG Consolidated LLC ■		$98

	Total warrants
	(cost $32)		$98

	Total long-term investments
	(cost $477,093)		$481,637

SHORT-TERM INVESTMENTS - 6.7%
Repurchase Agreements - 6.7%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $8,559,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $8,730)
$8,559	0.20%, 04/30/2012		$8,559
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $11,466, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $11,695)
11,466	0.20%, 04/30/2012		11,466
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $4,528, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $4,619)
4,528	0.21%, 04/30/2012		4,528
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $3,750, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
	4.50%, 2025 - 2042, value of $3,825)
3,750	0.19%, 04/30/2012		3,750
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $4, collateralized by U.S. Treasury Note 0.75%, 2013, value of $4)
4	0.17%, 04/30/2012		4
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $6,156, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $6,279)
6,156	0.21%, 04/30/2012		6,156
			34,463
	Total short-term investments
	(cost $34,463)		$34,463

	Total investments
	(cost $511,556) ▲	99.8%	$516,100
	Other assets and liabilities	0.2%	880
	Total net assets	100.0%	$516,980

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $513,219 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,179
Unrealized Depreciation	(10,298)
Net Unrealized Appreciation	$2,881

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $491, which represents 0.1% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

Þ	This security may pay interest in additional principal instead of cash.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $164,839, which represents 31.9% of total net assets.

۞	Convertible security.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $13,653 at April 30, 2012.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2012.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2012.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	104,552	KCA Deutag	1,417

At April 30, 2012, the aggregate value of these securities was $491, which represents 0.1% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

10

The Hartford High Yield Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$2,322	$–	$2,322	$–
Common Stocks ‡	491	–	–	491
Corporate Bonds	445,699	–	444,484	1,215
Preferred Stocks	7,379	7,379	–	–
Senior Floating Rate Interests	25,648	–	25,648	–
Warrants	98	98	–	–
Short-Term Investments	34,463	–	34,463	–
Total	$516,100	$7,477	$506,917	$1,706

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	*	$—	$—	$—	$—	$—	$—
Common Stocks	910	—	(419	)†	—	—	—	—	—	491
Corporate Bonds	1,169	(16)	6	‡	(1)	1,275	(1,218)	—	—	1,215
Total	$2,079	$(16)	$(413)		$(1)	$1,275	$(1,218)	$—	$—	$1,706

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was zero.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(419).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(3).

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $511,556)	$516,100
Cash	4,093
Receivables:
Investment securities sold	3,083
Fund shares sold	8,154
Dividends and interest	9,670
Other assets	98
Total assets	541,198
Liabilities:
Payables:
Investment securities purchased	21,065
Fund shares redeemed	1,439
Investment management fees	54
Dividends	313
Administrative fees	—
Distribution fees	30
Accrued expenses	69
Other liabilities	1,248
Total liabilities	24,218
Net assets	$516,980
Summary of Net Assets:
Capital stock and paid-in-capital	$552,601
Undistributed net investment income	62
Accumulated net realized loss	(40,227)
Unrealized appreciation of investments	4,544
Net assets	$516,980

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.37/$7.72
Shares outstanding	39,701
Net assets	$292,535
Class B: Net asset value per share	$7.33
Shares outstanding	1,618
Net assets	$11,864
Class C: Net asset value per share	$7.35
Shares outstanding	14,783
Net assets	$108,606
Class I: Net asset value per share	$7.40
Shares outstanding	11,014
Net assets	$81,516
Class R3: Net asset value per share	$7.36
Shares outstanding	235
Net assets	$1,727
Class R4: Net asset value per share	$7.37
Shares outstanding	157
Net assets	$1,159
Class R5: Net asset value per share	$7.37
Shares outstanding	67
Net assets	$490
Class Y: Net asset value per share	$7.36
Shares outstanding	2,593
Net assets	$19,083

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund

Statement of Operations

For the Six Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$134
Interest	18,132
Total investment income	18,266

Expenses:
Investment management fees	1,596
Administrative services fees	2
Transfer agent fees	305
Distribution fees
Class A	357
Class B	61
Class C	495
Class R3	4
Class R4	1
Custodian fees	5
Accounting services fees	49
Registration and filing fees	70
Board of Directors' fees	6
Audit fees	7
Other expenses	38
Total expenses (before waivers and fees paid indirectly)	2,996
Expense waivers	(122)
Custodian fee offset	(1)
Total waivers and fees paid indirectly	(123)
Total expenses, net	2,873
Net Investment Income	15,393
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	3,567
Net realized gain on written options	602
Net realized loss on swap contracts	(765)
Net realized gain on foreign currency contracts	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,404
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	8,067
Net unrealized depreciation of written options	(15)
Net unrealized depreciation of swap contracts	(584)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	7,468
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	10,872
Net Increase in Net Assets Resulting from Operations	$26,265

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$15,393	$29,756
Net realized gain on investments, other financial instruments and foreign currency transactions	3,404	18,218
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	7,468	(26,949)
Net Increase In Net Assets Resulting From Operations	26,265	21,025
Distributions to Shareholders:
From net investment income
Class A	(9,181)	(17,146)
Class B	(353)	(1,074)
Class C	(2,821)	(5,436)
Class I	(2,416)	(2,838)
Class R3	(48)	(67)
Class R4	(24)	(26)
Class R5	(13)	(37)
Class Y	(657)	(3,015)
Total distributions	(15,513)	(29,639)
Capital Share Transactions:
Class A	5,389	2,549
Class B	(1,406)	(6,659)
Class C	3,928	18,786
Class I	(6,018)	64,175
Class R3	263	1,078
Class R4	649	173
Class R5	159	(154)
Class Y	(1,506)	(23,444)
Net increase from capital share transactions	1,458	56,504
Net Increase In Net Assets	12,210	47,890
Net Assets:
Beginning of period	504,770	456,880
End of period	$516,980	$504,770
Undistributed (distribution in excess of) net investment income (loss)	$62	$182

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford High Yield Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

15

The Hartford High Yield Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

16

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

17

The Hartford High Yield Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase

18

agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments.

19

The Hartford High Yield Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the  Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2012.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied

20

volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of April 30, 2012. Transactions involving written options contracts for the Fund during the six-month period ended April 30, 2012, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2012:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	7,100,000	$300
Written	—	—
Expired	(7,100,000)	(300)
Closed	—	—
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	7,100,000	$301
Written	—	—
Expired	(7,100,000)	(301)
Closed	—	—
Exercised	—	—
End of Period	—	$—

c)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

21

The Hartford High Yield Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swaps as of April 30, 2012.

d)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on written options	$—	$—	$602	$—	$—	$—	$602
Net realized loss on swap contracts	—	—	(765)	—	—	—	(765)
Net realized gain on foreign currency contracts	—	—	—	—	—	—	—
Total	$—	$—	$(163)	$—	$—	$—	$(163)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of written options	$—	$—	$(15)	$—	$—	$—	$(15)
Net change in unrealized depreciation of swap contracts	—	—	(584)	—	—	—	(584)
Total	$—	$—	$(599)	$—	$—	$—	$(599)

22

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

23

The Hartford High Yield Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$29,686	$31,625

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$520
Accumulated Capital Losses *	(41,969)
Unrealized Depreciation †	(4,587)
Total Accumulated Deficit	$(46,036)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(240)
Accumulated Net Realized Gain (Loss)	240

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

24

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2014	$2,104
2016	21,761
2017	18,104
Total	$41,969

During the year ended October 31, 2011, the Fund utilized $19,498 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.650%
On next $500 million	0.600%
On next $1.5 billion	0.595%
On next $2.5 billion	0.590%
On next $5 billion	0.580%
Over $10 billion	0.570%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.650%
On next $4.5 billion	0.600%
On next $5 billion	0.580%
Over $10 billion	0.570%

25

The Hartford High Yield Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

d)	Fees Paid Indirectly – The Fund’s custodian bank, State Street Bank and Trust Co., has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.05%
Class B	1.80
Class C	1.80
Class I	0.80
Class R3	1.35
Class R4	1.05
Class R5	0.75
Class Y	0.70

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $518 and contingent deferred sales charges of $30 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan,

26

the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $14.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	13	8%
Class R5	18	27
Class Y	15	1

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$403,059
Sales Proceeds Excluding U.S. Government Obligations	341,408
Cost of Purchases for U.S. Government Obligations	176,264
Sales Proceeds for U.S. Government Obligations	175,949

27

The Hartford High Yield Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	13,230	1,064	(13,562)	—	732	29,956	2,026	(31,653)	—	329
Amount	$94,809	$7,698	$(97,118)	$—	$5,389	$219,290	$14,952	$(231,693)	$—	$2,549
Class B
Shares	165	42	(404)	—	(197)	353	125	(1,377)	—	(899)
Amount	$1,194	$305	$(2,905)	$—	$(1,406)	$2,588	$924	$(10,171)	$—	$(6,659)
Class C
Shares	6,426	315	(6,264)	—	477	11,677	596	(9,606)	—	2,667
Amount	$46,275	$2,271	$(44,618)	$—	$3,928	$85,052	$4,388	$(70,654)	$—	$18,786
Class I
Shares	9,058	292	(10,253)	—	(903)	19,994	322	(11,254)	—	9,062
Amount	$65,249	$2,122	$(73,389)	$—	$(6,018)	$144,991	$2,390	$(83,206)	$—	$64,175
Class R3
Shares	51	7	(21)	—	37	167	9	(28)	—	148
Amount	$366	$48	$(151)	$—	$263	$1,218	$67	$(207)	$—	$1,078
Class R4
Shares	105	3	(18)	—	90	82	3	(61)	—	24
Amount	$756	$24	$(131)	$—	$649	$603	$25	$(455)	$—	$173
Class R5
Shares	24	2	(4)	—	22	48	5	(75)	—	(22)
Amount	$172	$13	$(26)	$—	$159	$360	$36	$(550)	$—	$(154)
Class Y
Shares	282	91	(580)	—	(207)	1,303	418	(4,972)	—	(3,251)
Amount	$2,041	$657	$(4,204)	$—	$(1,506)	$9,778	$3,015	$(36,237)	$—	$(23,444)
Total
Shares	29,341	1,816	(31,106)	—	51	63,580	3,504	(59,026)	—	8,058
Amount	$210,862	$13,138	$(222,542)	$—	$1,458	$463,880	$25,797	$(433,173)	$—	$56,504

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	117	$843
For the Year Ended October 31, 2011	235	$1,748

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

28

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

29

The Hartford High Yield Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$7.20	$0.23	$–	$0.17	$0.40	$(0.23)	$–	$–	$(0.23)	$0.17	$7.37
B	7.17	0.20	–	0.17	0.37	(0.21)	–	–	(0.21)	0.16	7.33
C	7.18	0.20	–	0.18	0.38	(0.21)	–	–	(0.21)	0.17	7.35
I	7.23	0.24	–	0.17	0.41	(0.24)	–	–	(0.24)	0.17	7.40
R3	7.20	0.22	–	0.16	0.38	(0.22)	–	–	(0.22)	0.16	7.36
R4	7.20	0.23	–	0.17	0.40	(0.23)	–	–	(0.23)	0.17	7.37
R5	7.20	0.24	–	0.17	0.41	(0.24)	–	–	(0.24)	0.17	7.37
Y	7.19	0.24	–	0.18	0.42	(0.25)	–	–	(0.25)	0.17	7.36

For the Year Ended October 31, 2011
A	7.37	0.53	–	(0.17)	0.36	(0.53)	–	–	(0.53)	(0.17)	7.20
B	7.34	0.48	–	(0.17)	0.31	(0.48)	–	–	(0.48)	(0.17)	7.17
C	7.35	0.47	–	(0.16)	0.31	(0.48)	–	–	(0.48)	(0.17)	7.18
I	7.39	0.55	–	(0.16)	0.39	(0.55)	–	–	(0.55)	(0.16)	7.23
R3	7.36	0.51	–	(0.16)	0.35	(0.51)	–	–	(0.51)	(0.16)	7.20
R4	7.37	0.53	–	(0.17)	0.36	(0.53)	–	–	(0.53)	(0.17)	7.20
R5	7.37	0.56	–	(0.18)	0.38	(0.55)	–	–	(0.55)	(0.17)	7.20
Y	7.36	0.57	–	(0.18)	0.39	(0.56)	–	–	(0.56)	(0.17)	7.19

For the Year Ended October 31, 2010
A	6.73	0.59	–	0.65	1.24	(0.60)	–	–	(0.60)	0.64	7.37
B	6.71	0.54	–	0.64	1.18	(0.55)	–	–	(0.55)	0.63	7.34
C	6.71	0.54	–	0.65	1.19	(0.55)	–	–	(0.55)	0.64	7.35
I	6.74	0.61	–	0.66	1.27	(0.62)	–	–	(0.62)	0.65	7.39
R3	6.73	0.56	–	0.65	1.21	(0.58)	–	–	(0.58)	0.63	7.36
R4	6.73	0.59	–	0.65	1.24	(0.60)	–	–	(0.60)	0.64	7.37
R5	6.73	0.61	–	0.65	1.26	(0.62)	–	–	(0.62)	0.64	7.37
Y	6.73	0.62	–	0.64	1.26	(0.63)	–	–	(0.63)	0.63	7.36

For the Year Ended October 31, 2009
A	5.52	0.59	–	1.22	1.81	(0.60)	–	–	(0.60)	1.21	6.73
B	5.51	0.55	–	1.21	1.76	(0.56)	–	–	(0.56)	1.20	6.71
C	5.51	0.54	–	1.21	1.75	(0.55)	–	–	(0.55)	1.20	6.71
I	5.53	0.61	–	1.21	1.82	(0.61)	–	–	(0.61)	1.21	6.74
R3	5.52	0.57	–	1.22	1.79	(0.58)	–	–	(0.58)	1.21	6.73
R4	5.53	0.59	–	1.21	1.80	(0.60)	–	–	(0.60)	1.20	6.73
R5	5.53	0.60	–	1.21	1.81	(0.61)	–	–	(0.61)	1.20	6.73
Y	5.53	0.61	–	1.21	1.82	(0.62)	–	–	(0.62)	1.20	6.73

For the Year Ended October 31, 2008 (G)
A	7.92	0.58	–	(2.40)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	5.52
B	7.91	0.53	–	(2.41)	(1.88)	(0.52)	–	–	(0.52)	(2.40)	5.51
C	7.91	0.53	–	(2.41)	(1.88)	(0.52)	–	–	(0.52)	(2.40)	5.51
I	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53
R3	7.93	0.56	–	(2.41)	(1.85)	(0.56)	–	–	(0.56)	(2.41)	5.52
R4	7.93	0.59	–	(2.41)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	5.53
R5	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53
Y	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53

For the Year Ended October 31, 2007
A	7.93	0.58	–	(0.01)	0.57	(0.58)	–	–	(0.58)	(0.01)	7.92
B	7.92	0.52	–	(0.01)	0.51	(0.52)	–	–	(0.52)	(0.01)	7.91
C	7.92	0.53	–	(0.01)	0.52	(0.53)	–	–	(0.53)	(0.01)	7.91
I(H)	8.25	0.26	–	(0.33)	(0.07)	(0.25)	–	–	(0.25)	(0.32)	7.93
R3(I)	8.04	0.48	–	(0.13)	0.35	(0.46)	–	–	(0.46)	(0.11)	7.93
R4(I)	8.04	0.50	–	(0.13)	0.37	(0.48)	–	–	(0.48)	(0.11)	7.93
R5(I)	8.04	0.52	–	(0.13)	0.39	(0.50)	–	–	(0.50)	(0.11)	7.93
Y	7.92	0.71	–	(0.09)	0.62	(0.61)	–	–	(0.61)	0.01	7.93

30

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

5.69	%(E)	$292,535	1.11	%(F)	1.05	%(F)	1.05	%(F)	6.39	%(F)	92%
5.19	(E)	11,864	2.00	(F)	1.80	(F)	1.80	(F)	5.68	(F)	–
5.33	(E)	108,606	1.81	(F)	1.80	(F)	1.80	(F)	5.63	(F)	–
5.81	(E)	81,516	0.83	(F)	0.80	(F)	0.80	(F)	6.59	(F)	–
5.40	(E)	1,727	1.49	(F)	1.35	(F)	1.35	(F)	6.07	(F)	–
5.70	(E)	1,159	1.16	(F)	1.05	(F)	1.05	(F)	6.24	(F)	–
5.85	(E)	490	0.85	(F)	0.75	(F)	0.75	(F)	6.60	(F)	–
5.88	(E)	19,083	0.72	(F)	0.70	(F)	0.70	(F)	6.76	(F)	–

4.95		280,568	1.14		1.05		1.05		7.19		117
4.19		13,007	1.99		1.80		1.80		6.45		–
4.20		102,694	1.83		1.80		1.80		6.43		–
5.36		86,138	0.82		0.79		0.79		7.38		–
4.79		1,423	1.51		1.35		1.35		6.85		–
4.95		483	1.19		1.05		1.05		7.13		–
5.27		321	0.84		0.75		0.75		7.45		–
5.32		20,136	0.73		0.70		0.70		7.53		–

19.14		284,606	1.20		1.20		1.20		8.43		141
18.17		19,919	2.06		1.95		1.95		7.73		–
18.38		85,523	1.89		1.89		1.89		7.73		–
19.63		21,098	0.88		0.88		0.88		8.51		–
18.70		371	1.61		1.45		1.45		8.16		–
19.20		318	1.27		1.15		1.15		8.24		–
19.51		492	0.90		0.88		0.88		8.52		–
19.47		44,553	0.79		0.79		0.79		8.85		–

35.01		202,256	1.30		1.15		1.15		10.16		182
34.05		22,749	2.18		1.80		1.80		9.54		–
33.90		51,777	1.96		1.90		1.90		9.41		–
35.30		2,068	0.86		0.86		0.86		10.36		–
34.68		166	1.69		1.40		1.40		9.89		–
34.83		18	1.36		1.10		1.10		10.21		–
35.11		11	0.89		0.89		0.89		10.46		–
35.21		49,568	0.79		0.79		0.79		10.50		–

(24.40)		117,343	1.30		1.15		1.15		8.07		111
(25.00)		17,838	2.13		1.87		1.87		7.34		–
(25.01)		21,634	1.97		1.90		1.90		7.30		–
(24.11)		777	0.82		0.82		0.82		8.82		–
(24.70)		14	1.63		1.40		1.40		7.93		–
(24.32)		8	1.19		1.10		1.10		8.15		–
(24.16)		8	0.90		0.90		0.90		8.35		–
(24.09)		13,394	0.79		0.79		0.79		8.57		–

7.36		171,505	1.36		1.15		1.15		7.26		145
6.56		31,591	2.17		1.90		1.90		6.51		–
6.63		35,066	2.03		1.83		1.83		6.58		–
(0.76	)(E)	149	0.95	(F)	0.75	(F)	0.75	(F)	8.07	(F)	–
4.49	(E)	10	1.66	(F)	1.40	(F)	1.40	(F)	6.99	(F)	–
4.75	(E)	10	1.34	(F)	1.10	(F)	1.10	(F)	7.29	(F)	–
4.96	(E)	11	1.06	(F)	0.85	(F)	0.85	(F)	7.54	(F)	–
7.96		4,897	0.87		0.67		0.67		7.62		–

31

The Hartford High Yield Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on May 31, 2007.
(I)	Commenced operations on December 22, 2006.

32

The Hartford High Yield Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

33

The Hartford High Yield Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

34

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford High Yield Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,056.90	$5.37	$1,000.00	$1,019.64	$5.27	1.05%	182	366
Class B	$1,000.00	$1,051.90	$9.18	$1,000.00	$1,015.91	$9.02	1.80	182	366
Class C	$1,000.00	$1,053.30	$9.15	$1,000.00	$1,015.95	$8.99	1.80	182	366
Class I	$1,000.00	$1,058.10	$4.09	$1,000.00	$1,020.89	$4.02	0.80	182	366
Class R3	$1,000.00	$1,054.00	$6.90	$1,000.00	$1,018.15	$6.77	1.35	182	366
Class R4	$1,000.00	$1,057.00	$5.38	$1,000.00	$1,019.64	$5.28	1.05	182	366
Class R5	$1,000.00	$1,058.50	$3.84	$1,000.00	$1,021.13	$3.77	0.75	182	366
Class Y	$1,000.00	$1,058.80	$3.58	$1,000.00	$1,021.38	$3.52	0.70	182	366

36

The Hartford High Yield Fund

Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on February 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford High Yield Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on March 5, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Contracts Committee also met in person with the proposed portfolio manager for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Contracts Committee’s meeting with the proposed portfolio manager, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio manager and investment professionals and sector specialists that would support the proposed portfolio manager.

37

The Hartford High Yield Fund

Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Contracts Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including the performance of the Wellington Management composite for accounts with substantially similar investment objectives, policies and principal investment strategies to one or more components of the Fund’s principal investment strategy. The Board noted that the performance of the relevant Wellington Management composite was favorable in the long term and noted similarities between portfolio statistics of the composite when compared to the Fund. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio manager’s investment experience and the experience of the investment professionals and sector specialists that would support the proposed portfolio manager, and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Contracts Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the

38

management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-HY12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Inflation Plus Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Inflation Plus Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Inflation Plus Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks a total return that exceeds the rate of inflation over an economic cycle.

Performance Overview  10/31/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Inflation Plus A#	3.37%	11.26%	7.79%	6.34%
Inflation Plus A##		6.25%	6.81%	5.82%
Inflation Plus B#	3.02%	10.47%	6.97%	NA *
Inflation Plus B##		5.47%	6.67%	NA *
Inflation Plus C#	3.03%	10.48%	6.98%	5.56%
Inflation Plus C##		9.48%	6.98%	5.56%
Inflation Plus I#	3.54%	11.61%	8.09%	6.52%
Inflation Plus R3#	3.20%	10.91%	7.38%	5.95%
Inflation Plus R4#	3.37%	11.22%	7.68%	6.14%
Inflation Plus R5#	3.46%	11.55%	7.99%	6.33%
Inflation Plus Y#	3.55%	11.68%	8.11%	6.41%
Barclays Capital U.S. TIPS Index	3.74%	11.67%	7.88%	6.94%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance prior to that date reflects Class Y share performance and operating expenses. Class Y shares commenced operations on 11/28/03. Accordingly, the "Since Inception" performance shown for Class Y, R3, R4 and R5 is since that date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Inflation Plus Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Manager

Lindsay T. Politi

Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Inflation Plus Fund returned 3.37%, before sales charge, for the six-month period ended April 30, 2012, underperforming its benchmark, the Barclays Capital U.S. Treasury Inflation Protected (TIPS) Index, which returned 3.74% for the same period. The Fund outperformed the 3.03% return of the average fund in the Lipper Treasury Inflation Protected Securities Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Positive developments out of Europe and improving U.S. economic data helped boost investor sentiment during the period. U.S. government bond yields rose, equity markets rallied, and fixed income spreads tightened in response to the increase in the market risk appetite.

In the U.S., economic data continued to slowly improve. The level of jobless claims remained consistent with an improving labor market and the unemployment rate dropped to 8.1% at the end of April 2012, a near three-year low. The service sector gained momentum, growing at a faster than expected pace during the period. Meanwhile, housing market data showed mixed results with a rise in home building sentiment and existing home sales, while new home sales lagged and housing prices continued to fall. The U.S. Federal Reserve maintained its accommodative stance throughout the period and reiterated that it would keep the fed funds rate exceptionally low through 2014

During the six-month period, the Fund underperformed its benchmark primarily due to sector allocation, where allocations to U.S. Treasuries and Agencies underperformed TIPS.

On March 5, 2012, Wellington Management Company, LLP became sub-adviser of the Fund replacing Hartford Investment Management Company. The Fund’s principal investment strategy did not change in connection with this transition.

What is the outlook?

We believe the TIPS market is reflective of a stable macroeconomic outlook and moderating commodity prices. U.S. growth and unemployment is likely to remain challenged, meaning the U.S. Federal Reserve will likely remain accommodative for an extended period of time. We expect inflation to fall over the next 6-12 months, settling in around 2% in mid-2012.

At the end of the period we had a neutral duration stance as we believe the continued interest rate volatility limits the attractiveness of active duration positioning. We have no allocation to nominal Treasuries, as we believe breakeven inflation levels are at fair value. At the end of the period we held a modest strategic allocation to select bank loans due to their attractive yield characteristics.

3

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

Distribution by Credit Quality

as of April 30, 2012

Credit Rating*	Percentage of Net Assets
Ba / BB	1.6%
B	0.6
Unrated	0.2
U.S. Government Agencies and Securities	96.8
Non Debt Securities and Other Short-Term Instruments	1.2
Other Assets & Liabilities	(0.4)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Air Transportation	0.1%
Arts, Entertainment and Recreation	0.0
Chemical Manufacturing	0.1
Computer and Electronic Product Manufacturing	0.1
Finance and Insurance	0.1
Food Services	0.0
Health Care and Social Assistance	0.3
Information	0.7
Motor Vehicle and Parts Manufacturing	0.1
Other Services	0.1
Pipeline Transportation	0.1
Plastics and Rubber Products Manufacturing	0.1
Real Estate and Rental and Leasing	0.0
Retail Trade	0.2
Soap, Cleaning Compound and Toilet Manufacturing	0.1
U.S. Government Agencies	0.0
U.S. Government Securities	96.6
Utilities	0.2
Wholesale Trade	0.1
Short-Term Investments	1.4
Other Assets and Liabilities	(0.4)
Total	100.0%

4

The Hartford Inflation Plus Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 2.4%
	Air Transportation - 0.1%
	Delta Air Lines, Inc., Term Loan
$2,500	5.50%, 04/20/2017 ◊	$2,502

	Arts, Entertainment and Recreation - 0.0%
	Pinnacle Entertainment
965	4.75%, 10/16/2018 ◊	966

	Chemical Manufacturing - 0.1%
	Ineos Holdings Ltd.
1,330	5.47%, 04/27/2018 ◊☼	1,335

	Computer and Electronic Product Manufacturing - 0.1%
	Freescale Semiconductor, Inc.
2,000	4.49%, 12/01/2016 ☼	1,959

	Finance and Insurance - 0.1%
	Asurion Corp., Term Loan
2,500	5.50%, 05/24/2018	2,501

	Food Services - 0.0%
	Wendy's International, Inc.
1,200	4.51%, 04/20/2019 ◊☼	1,206

	Health Care and Social Assistance - 0.3%
	Axcan Pharma, Inc.
2,450	5.50%, 02/10/2017	2,425
	HCA, Inc., Tranche B-3 Term Loan
2,000	3.49%, 05/01/2018 ◊☼	1,967
	Health Management Associates, Inc.
2,000	4.50%, 11/16/2018	2,000
	Multiplan, Inc.
800	4.75%, 08/26/2017 ◊☼	798
		7,190
	Information - 0.7%
	Charter Communications Operating LLC
2,620	4.00%, 05/15/2019	2,610
	Emdeon, Inc.
460	5.00%, 11/02/2018 ◊☼	463
	Lawson Software, Inc.
1,355	6.25%, 04/15/2018	1,372
	Metro PCS Wireless, Inc., Term Loan B3
2,400	4.00%, 03/17/2018 ◊☼	2,374
	Rovi Solutions Corp.
3,125	4.00%, 03/29/2019	3,124
	Syniverse Technologies, Inc.
1,530	4.51%, 04/20/2019 ◊☼	1,531
	Telesat Canada
4,401	4.25%, 03/26/2019	4,394
		15,868
	Motor Vehicle and Parts Manufacturing - 0.1%
	Allison Transmission, Inc.
3,000	2.74%, 08/07/2014 ◊☼	2,990

	Other Services - 0.1%
	Rexnord Corp.
2,653	5.00%, 04/30/2018	2,671

	Pipeline Transportation - 0.1%
	El Paso Corp.
1,250	6.27%, 04/10/2018 ◊☼	1,263

	Plastics and Rubber Products Manufacturing - 0.1%
	Goodyear Tire & Rubber Co.
2,000	4.25%, 03/21/2019 ◊☼	1,971

	Real Estate and Rental and Leasing - 0.0%
	Delos Aircraft, Inc.
400	4.75%, 03/17/2016	401

	Retail Trade - 0.2%
	Armstrong World Industries, Inc.
1,712	4.00%, 03/10/2018	1,711
	Freedom Group, Inc.
467	5.50%, 04/13/2019	471
	Weight Watchers International, Inc.
3,265	4.00%, 03/15/2019	3,263
		5,445
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Yankee Candle Co.
1,572	5.25%, 03/14/2019	1,582

	Utilities - 0.2%
	Energy Transfer Equity L.P.
4,445	3.75%, 05/08/2018	4,391

	Wholesale Trade - 0.1%
	Reynolds Consumer Products, Inc.
2,750	6.50%, 02/09/2018	2,774

	Total senior floating rate interests
	(cost $56,658)	$57,015

U.S. GOVERNMENT AGENCIES - 0.0%
	Federal National Mortgage Association - 0.0%
$5	9.75%, 07/01/2020	$5
3	10.50%, 12/01/2018	3
—	11.50%, 07/01/2015	1
		9
	Government National Mortgage Association - 0.0%
4	11.00%, 12/20/2015 - 12/20/2018	5

	Total U.S. government agencies
	(cost $14)	$14

U.S. GOVERNMENT SECURITIES - 96.6%
U.S. Treasury Securities - 96.6%
	U.S. Treasury Bonds - 31.5%
$91,885	1.75%, 01/15/2028 ◄	$123,038
49,455	2.00%, 01/15/2026 ◄	71,556
97,591	2.13%, 02/15/2040 - 02/15/2041 ◄	140,384
178,860	2.38%, 01/15/2025 - 01/15/2027 ◄	275,235
82,310	2.50%, 01/15/2029 ◄	118,953
5,000	3.63%, 04/15/2028 ◄	10,694
		739,860

The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 96.6% - (continued)
U.S. Treasury Securities - 96.6% - (continued)
	U.S. Treasury Notes - 65.1%
$129,175	0.13%, 04/15/2016 ◄		$141,226
175,075	0.50%, 04/15/2015 ◄		194,727
47,600	0.63%, 07/15/2021 ◄		53,085
24,566	0.75%, 02/15/2042 ◄		24,813
189,175	1.13%, 01/15/2021 ◄		225,797
93,040	1.25%, 04/15/2014 - 07/15/2020 ◄		108,927
203,580	1.38%, 07/15/2018 - 01/15/2020 ◄		249,767
34,500	1.63%, 01/15/2015 ◄		44,692
58,700	1.88%, 07/15/2015 ◄		76,504
213,110	2.00%, 01/15/2014 - 01/15/2016 ◄‡		277,526
44,330	2.13%, 01/15/2019 ◄		56,966
60,000	2.63%, 07/15/2017 ◄		79,805
			1,533,835
			2,273,695
	Total U.S. government securities
	(cost $2,114,540)		$2,273,695

	Total long-term investments
	(cost $2,171,212)		$2,330,724

SHORT-TERM INVESTMENTS - 1.4%
Repurchase Agreements - 1.2%
Bank of America Merrill Lynch TriParty
Joint Repurchase Agreement (maturing on
05/01/2012 in the amount of $6,993,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $7,133)
$6,993	0.20%, 04/30/2012		$6,993
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $9,369, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $9,556)
9,369	0.20%, 04/30/2012		9,369
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $3,700, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $3,774)
3,700	0.21%, 04/30/2012		3,700
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $3,064, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88%
- 1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
	4.50%, 2025 - 2042, value of $3,126)
3,064	0.19%, 04/30/2012		3,064
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $4, collateralized by U.S Treasury Note 0.75%, 2013, value of $4)
4	0.17%, 04/30/2012		4
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $5,030, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $5,131)
5,030	0.21%, 04/30/2012		5,030
			28,160
U.S. Treasury Bills - 0.2%
3,475	0.06%, 5/3/2012 ○		$3,475

	Total short-term investments
	(cost $31,635)		$31,635

	Total investments
	(cost $2,202,847) ▲	100.4%	$2,362,359
	Other assets and liabilities	(0.4)%	(9,022)
	Total net assets	100.0%	$2,353,337

 The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $2,205,425 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$159,542
Unrealized Depreciation	(2,608)
Net Unrealized Appreciation	$156,934

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2012.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $16,789 at April 30, 2012.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium.These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate.Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election.The rate at which the borrower repays cannot be predicted with accuracy.As a result, the actual remaining maturity may be substantially less than the stated maturities shown.Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2012.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Senior Floating Rate Interests	57,015	–	57,015	–
U.S. Government Agencies	14	–	14	–
U.S. Government Securities	2,273,695	143,766	2,129,929	–
Short-Term Investments	31,635	–	31,635	–
Total	$2,362,359	$143,766	$2,218,593	$–

♦	For the six-month period ended April 30, 2012, investments valued at $156,019 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$(33)	$33	$—	$—	$—	$—	$—	$—
Total	$—	$(33)	$33	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,202,847)	$2,362,359
Receivables:
Fund shares sold	7,268
Dividends and interest	8,233
Other assets	131
Total assets	2,377,991
Liabilities:
Bank overdraft	3,452
Payables:
Investment securities purchased	16,789
Fund shares redeemed	3,827
Investment management fees	176
Administrative fees	4
Distribution fees	168
Accrued expenses	238
Total liabilities	24,654
Net assets	$2,353,337
Summary of Net Assets:
Capital stock and paid-in-capital	$2,178,370
Undistributed net investment income	4,301
Accumulated net realized gain	11,154
Unrealized appreciation of investments	159,512
Net assets	$2,353,337

Shares authorized	6,245,000
Par value	$0 .001
Class A: Net asset value per share/Maximum offering price per share	$12.24/$12.82
Shares outstanding	68,034
Net assets	$832,885
Class B: Net asset value per share	$12.06
Shares outstanding	5,094
Net assets	$61,430
Class C: Net asset value per share	$12.05
Shares outstanding	58,603
Net assets	$706,306
Class I: Net asset value per share	$12.34
Shares outstanding	25,999
Net assets	$320,863
Class R3: Net asset value per share	$12.17
Shares outstanding	6,930
Net assets	$84,364
Class R4: Net asset value per share	$12.25
Shares outstanding	2,813
Net assets	$34,466
Class R5: Net asset value per share	$12.31
Shares outstanding	558
Net assets	$6,872
Class Y: Net asset value per share	$12.34
Shares outstanding	24,815
Net assets	$306,151

 The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Interest	$12,663
Total investment income	12,663

Expenses:
Investment management fees	5,323
Administrative services fees	101
Transfer agent fees	1,067
Distribution fees
Class A	1,024
Class B	335
Class C	3,457
Class R3	185
Class R4	39
Custodian fees	2
Accounting services fees	162
Registration and filing fees	115
Board of Directors' fees	28
Audit fees	11
Other expenses	143
Total expenses (before waivers)	11,992
Expense waivers	(155)
Total waivers	(155)
Total expenses, net	11,837
Net Investment Income	826
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	23,201
Net realized loss on purchased options	(5,877)
Net realized loss on futures	(2,121)
Net realized gain on written options	7,192
Net realized gain on foreign currency contracts	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	22,395
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	52,015
Net unrealized appreciation of purchased options	1,529
Net unrealized depreciation of futures	(612)
Net unrealized depreciation of written options	(786)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	52,146
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	74,541
Net Increase in Net Assets Resulting from Operations	$75,367

The accompanying notes are an integral part of these financial statements.

10

The Hartford Inflation Plus Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$826	$59,328
Net realized gain on investments, other financial instruments and foreign currency transactions	22,395	115,213
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	52,146	(10,179)
Net Increase In Net Assets Resulting From Operations	75,367	164,362
Distributions to Shareholders:
From net investment income
Class A	(398)	(20,086)
Class B	—	(1,704)
Class C	(5)	(13,221)
Class I	(197)	(7,266)
Class L*	—	(582)
Class R3	(17)	(1,215)
Class R4	(12)	(515)
Class R5	(8)	(316)
Class Y	(211)	(9,577)
Total from net investment income	(848)	(54,482)
From net realized gain on investments
Class A	(33,828)	(34,407)
Class B	(2,972)	(4,360)
Class C	(28,745)	(29,129)
Class I	(13,598)	(10,358)
Class L*	—	(1,051)
Class R3	(2,835)	(1,485)
Class R4	(1,125)	(632)
Class R5	(299)	(124)
Class Y	(12,276)	(13,962)
Total from net realized gain on investments	(95,678)	(95,508)
Total distributions	(96,526)	(149,990)
Capital Share Transactions:
Class A	3,351	11,837
Class B	(9,943)	(29,689)
Class C	35,626	2,547
Class I	22,919	52,916
Class L*	—	(26,675)
Class R3	19,631	29,576
Class R4	8,985	10,508
Class R5	(7,866)	11,118
Class Y	8,977	(22,959)
Net increase from capital share transactions	81,680	39,179
Net Increase In Net Assets	60,521	53,551
Net Assets:
Beginning of period	2,292,816	2,239,265
End of period	$2,353,337	$2,292,816
Undistributed (distribution in excess of) net investment income (loss)	$4,301	$4,323

*	Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Inflation Plus Fund

Notes to Financial Statements

April 30, 2012  (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Inflation Plus Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

13

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2012  (Unaudited)

(000’s Omitted)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange

14

rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 10% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at
15

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2012  (Unaudited)

(000’s Omitted)

approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset
16

backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund had no outstanding mortgage related and other asset backed securities as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of April 30, 2012, the Fund had no outstanding futures contracts.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer

17

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of April 30, 2012. Transactions involving written options contracts for the Fund during the six-month period ended April 30, 2012, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2012:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	4,425	$2,040
Written	13,349	7,108
Expired	(800)	(723)
Closed	(16,974)	(8,425)
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	2,000	$922
Written	21,880	13,844
Expired	(1,000)	(638)
Closed	(22,880)	(14,128)
Exercised	—	—
End of Period	—	$—

* The number of contracts does not omit 000's.

d)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

18

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on investments in purchased options	$(5,877)	$—	$—	$—	$—	$—	$5,877
Net realized loss on futures	(2,121)	—	—	—	—	—	(2,121)
Net realized gain on written options	7,192	—	—	—	—	—	7,192
Net realized gain on foreign currency contracts	—	—	—	—	—	—	—
Total	$(806)	$—	$—	$—	$—	$—	$(806)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of investments in purchased options	$1,529	$—	$—	$—	$—	$—	$1,529
Net change in unrealized depreciation of futures	(612)	—	—	—	—	—	(612)
Net change in unrealized depreciation of written options	(786)	—	—	—	—	—	(786)
Total	$131	$—	$—	$—	$—	$—	$131

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity
19

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2012  (Unaudited)

(000’s Omitted)

securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$111,824	$35,927
Long-Term Capital Gains ‡	38,315	—

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$50,698
Undistributed Long-Term Capital Gain	49,442
Accumulated Capital Losses *	(7,265)
Unrealized Appreciation †	103,390
Total Accumulated Earnings	$196,265

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

20

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(235)
Accumulated Net Realized Gain (Loss)	235

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$4,074
2017	3,191
Total	$7,265

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2011, the Fund utilized $8,473 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day

21

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2012  (Unaudited)

(000’s Omitted)

investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $500 million	0.450%
On next $1.5 billion	0.445%
On next $2.5 billion	0.440%
On next $5 billion	0.430%
Over $10 billion	0.420%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $4.5 billion	0.450%
On next $5 billion	0.430%
Over $10 billion	0.420%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $ 10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	0.55%

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $2,012 and contingent deferred sales charges of $103 from the Fund.

22

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $36. These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$487,341
Sales Proceeds Excluding U.S. Government Obligations	460,620
Cost of Purchases for U.S. Government Obligations	135,071
Sales Proceeds for U.S. Government Obligations	185,305

23

The Hartford Inflation Plus Fund

Notes to Financial Statements – (continued)

April 30, 2012  (Unaudited)

(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	11,488	2,648	(13,765)	—	371	23,314	4,263	(28,951)	1,968	594
Amount	$138,861	$31,457	$(166,967)	$—	$3,351	$275,149	$49,304	$(338,630)	$26,014	$11,837
Class B
Shares	185	211	(1,224)	—	(828)	379	437	(3,391)	—	(2,575)
Amount	$2,202	$2,483	$(14,628)	$—	$(9,943)	$4,456	$4,983	$(39,128)	$—	$(29,689)
Class C
Shares	7,559	2,027	(6,564)	—	3,022	13,933	2,963	(16,849)	—	47
Amount	$90,103	$23,780	$(78,257)	$—	$35,626	$162,955	$33,830	$(194,238)	$—	$2,547
Class I
Shares	10,476	834	(9,458)	—	1,852	14,144	998	(10,759)	—	4,383
Amount	$128,105	$9,979	$(115,165)	$—	$22,919	$167,964	$11,631	$(126,679)	$—	$52,916
Class L
Shares	—	—	—	—	—	17	124	(198)	(1,966)	(2,023)
Amount	$—	$—	$—	$—	$—	$200	$1,437	$(2,298)	$(26,014)	$(26,675)
Class R3
Shares	1,777	239	(382)	—	1,634	3,092	233	(779)	—	2,546
Amount	$21,382	$2,829	$(4,580)	$—	$19,631	$36,098	$2,691	$(9,213)	$—	$29,576
Class R4
Shares	1,274	90	(617)	—	747	1,578	98	(782)	—	894
Amount	$15,381	$1,072	$(7,468)	$—	$8,985	$18,537	$1,131	$(9,160)	$—	$10,508
Class R5
Shares	294	25	(950)	—	(631)	1,278	37	(360)	—	955
Amount	$3,573	$296	$(11,735)	$—	$(7,866)	$14,939	$439	$(4,260)	$—	$11,118
Class Y
Shares	2,599	1,018	(2,854)	—	763	6,916	1,966	(10,661)	—	(1,779)
Amount	$31,544	$12,165	$(34,732)	$—	$8,977	$81,721	$22,871	$(127,551)	$—	$(22,959)
Total
Shares	35,652	7,092	(35,814)	—	6,930	64,651	11,119	(72,730)	2	3,042
Amount	$431,151	$84,061	$(433,532)	$—	$81,680	$762,019	$128,317	$(851,157)	$—	$39,179

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	261	$3,165
For the Year Ended October 31, 2011	603	$7,020

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

24

11.	Class Merger:

At its May 3, 2011, meeting, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	1,966
Shares issued - to Class L shareholders	1,968	N/A
Net assets immediately before merger	$791,169	$23,884
Net assets immediately after merger	$815,053	N/A

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

The Hartford Inflation Plus Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)(D)
A	$12.36	$0.01	$–	$0.39	$0.40	$–	$(0.52)	$–	$(0.52)	$(0.12)	$12.24
B	12.22	(0.03)	–	0.39	0.36	–	(0.52)	–	(0.52)	(0.16)	12.06
C	12.21	(0.03)	–	0.39	0.36	–	(0.52)	–	(0.52)	(0.16)	12.05
I	12.44	0.03	–	0.39	0.42	–	(0.52)	–	(0.52)	(0.10)	12.34
R3	12.31	–	–	0.38	0.38	–	(0.52)	–	(0.52)	(0.14)	12.17
R4	12.37	0.02	–	0.38	0.40	–	(0.52)	–	(0.52)	(0.12)	12.25
R5	12.42	0.05	–	0.36	0.41	–	(0.52)	–	(0.52)	(0.11)	12.31
Y	12.44	0.04	–	0.38	0.42	–	(0.52)	–	(0.52)	(0.10)	12.34

For the Year Ended October 31, 2011
A(G)	12.27	0.35	–	0.58	0.93	(0.32)	(0.52)	–	(0.84)	0.09	12.36
B	12.16	0.26	–	0.57	0.83	(0.25)	(0.52)	–	(0.77)	0.06	12.22
C	12.15	0.26	–	0.57	0.83	(0.25)	(0.52)	–	(0.77)	0.06	12.21
I	12.34	0.37	–	0.59	0.96	(0.34)	(0.52)	–	(0.86)	0.10	12.44
R3	12.23	0.30	–	0.59	0.89	(0.29)	(0.52)	–	(0.81)	0.08	12.31
R4	12.28	0.34	–	0.58	0.92	(0.31)	(0.52)	–	(0.83)	0.09	12.37
R5	12.31	0.36	–	0.61	0.97	(0.34)	(0.52)	–	(0.86)	0.11	12.42
Y	12.33	0.39	–	0.59	0.98	(0.35)	(0.52)	–	(0.87)	0.11	12.44

For the Year Ended October 31, 2010(D)
A	11.39	0.17	–	0.96	1.13	(0.18)	(0.07)	–	(0.25)	0.88	12.27
B	11.30	0.09	–	0.95	1.04	(0.11)	(0.07)	–	(0.18)	0.86	12.16
C	11.29	0.08	–	0.96	1.04	(0.11)	(0.07)	–	(0.18)	0.86	12.15
I	11.45	0.20	–	0.96	1.16	(0.20)	(0.07)	–	(0.27)	0.89	12.34
R3	11.36	0.12	–	0.96	1.08	(0.14)	(0.07)	–	(0.21)	0.87	12.23
R4	11.40	0.15	–	0.97	1.12	(0.17)	(0.07)	–	(0.24)	0.88	12.28
R5	11.42	0.18	–	0.98	1.16	(0.20)	(0.07)	–	(0.27)	0.89	12.31
Y	11.43	0.21	–	0.97	1.18	(0.21)	(0.07)	–	(0.28)	0.90	12.33

For the Year Ended October 31, 2009(D)
A	9.78	0.09	–	1.59	1.68	(0.07)	–	–	(0.07)	1.61	11.39
B	9.76	(0.07)	–	1.66	1.59	(0.05)	–	–	(0.05)	1.54	11.30
C	9.75	(0.01)	–	1.60	1.59	(0.05)	–	–	(0.05)	1.54	11.29
I	9.81	0.19	–	1.52	1.71	(0.07)	–	–	(0.07)	1.64	11.45
R3	9.78	0.26	–	1.38	1.64	(0.06)	–	–	(0.06)	1.58	11.36
R4	9.79	0.30	–	1.37	1.67	(0.06)	–	–	(0.06)	1.61	11.40
R5	9.80	0.30	–	1.39	1.69	(0.07)	–	–	(0.07)	1.62	11.42
Y	9.80	0.02	–	1.68	1.70	(0.07)	–	–	(0.07)	1.63	11.43

For the Year Ended October 31, 2008
A	10.66	0.60	–	(0.87)	(0.27)	(0.61)	–	–	(0.61)	(0.88)	9.78
B	10.64	0.53	–	(0.88)	(0.35)	(0.53)	–	–	(0.53)	(0.88)	9.76
C	10.63	0.52	–	(0.87)	(0.35)	(0.53)	–	–	(0.53)	(0.88)	9.75
I	10.68	0.62	–	(0.85)	(0.23)	(0.64)	–	–	(0.64)	(0.87)	9.81
R3	10.67	0.53	–	(0.85)	(0.32)	(0.57)	–	–	(0.57)	(0.89)	9.78
R4	10.67	0.57	–	(0.86)	(0.29)	(0.59)	–	–	(0.59)	(0.88)	9.79
R5	10.68	0.58	–	(0.83)	(0.25)	(0.63)	–	–	(0.63)	(0.88)	9.80
Y	10.69	0.66	–	(0.91)	(0.25)	(0.64)	–	–	(0.64)	(0.89)	9.80

For the Year Ended October 31, 2007
A	10.44	0.39	–	0.21	0.60	(0.38)	–	–	(0.38)	0.22	10.66
B	10.45	0.29	–	0.23	0.52	(0.33)	–	–	(0.33)	0.19	10.64
C	10.44	0.29	–	0.23	0.52	(0.33)	–	–	(0.33)	0.19	10.63
I	10.44	0.31	–	0.32	0.63	(0.39)	–	–	(0.39)	0.24	10.68
R3(H)	10.41	0.39	–	0.22	0.61	(0.35)	–	–	(0.35)	0.26	10.67
R4(H)	10.41	0.41	–	0.22	0.63	(0.37)	–	–	(0.37)	0.26	10.67
R5(H)	10.41	0.43	–	0.22	0.65	(0.38)	–	–	(0.38)	0.27	10.68
Y	10.45	0.38	–	0.26	0.64	(0.40)	–	–	(0.40)	0.24	10.69

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

3.37	%(E)	$832,885	0.86	%(F)	0.85	%(F)	0.85	%(F)	0.24	%(F)	26%
3.02	(E)	61,430	1.67	(F)	1.60	(F)	1.60	(F)	(0.58	)(F)	–
3.03	(E)	706,306	1.59	(F)	1.59	(F)	1.59	(F)	(0.49	)(F)	–
3.54	(E)	320,863	0.65	(F)	0.60	(F)	0.60	(F)	0.42	(F)	–
3.20	(E)	84,364	1.21	(F)	1.20	(F)	1.20	(F)	0.02	(F)	–
3.37	(E)	34,466	0.91	(F)	0.90	(F)	0.90	(F)	0.31	(F)	–
3.46	(E)	6,872	0.61	(F)	0.60	(F)	0.60	(F)	0.74	(F)	–
3.55	(E)	306,151	0.50	(F)	0.50	(F)	0.50	(F)	0.63	(F)	–

8.19		836,386	0.87		0.85		0.85		2.89		232
7.35		72,383	1.67		1.60		1.60		2.14		–
7.36		678,916	1.60		1.60		1.60		2.16		–
8.45		300,497	0.64		0.60		0.60		3.19		–
7.83		65,208	1.22		1.20		1.20		2.70		–
8.14		25,566	0.92		0.90		0.90		2.93		–
8.55		14,764	0.63		0.60		0.60		3.69		–
8.63		299,096	0.51		0.51		0.51		3.37		–

10.06		822,952	0.92		0.90		0.90		1.52		322
9.28		103,313	1.71		1.65		1.65		0.77		–
9.28		674,801	1.65		1.65		1.65		0.75		–
10.32		243,916	0.71		0.65		0.65		1.74		–
9.67		33,638	1.29		1.25		1.25		1.09		–
9.97		14,398	0.98		0.97		0.97		1.35		–
10.30		2,878	0.68		0.67		0.67		1.60		–
10.49		318,524	0.57		0.57		0.57		1.88		–

17.20		608,161	0.96		0.85		0.85		0.89		145
16.30		95,935	1.75		1.60		1.60		(0.64)		–
16.32		463,764	1.69		1.60		1.60		(0.07)		–
17.53		137,773	0.74		0.60		0.60		1.92		–
16.78		5,355	1.38		1.25		1.25		2.73		–
17.14		2,758	1.02		1.00		1.00		3.07		–
17.30		258	0.76		0.76		0.76		2.91		–
17.44		165,637	0.59		0.59		0.59		0.16		–

(3.08)		307,863	1.01		0.91		0.85		5.60		437
(3.81)		75,789	1.80		1.66		1.60		4.82		–
(3.82)		241,305	1.75		1.66		1.60		4.86		–
(2.74)		27,135	0.75		0.65		0.60		5.28		–
(3.56)		216	1.43		1.30		1.25		5.63		–
(3.23)		17	1.12		1.06		1.00		5.29		–
(2.94)		28	0.75		0.75		0.70		4.92		–
(2.90)		138,292	0.65		0.65		0.60		5.85		–

5.86		184,558	1.22		1.03		0.85		3.09		608
5.05		68,593	2.01		1.78		1.60		2.51		–
5.05		159,067	1.97		1.78		1.60		2.31		–
6.22		3,501	0.71		0.61		0.58		2.85		–
5.98	(E)	10	1.59	(F)	1.40	(F)	1.23	(F)	4.36	(F)	–
6.15	(E)	10	1.28	(F)	1.15	(F)	0.99	(F)	4.61	(F)	–
6.42	(E)	11	0.99	(F)	0.89	(F)	0.72	(F)	4.86	(F)	–
6.23		164,155	0.82		0.72		0.56		3.71		–

27

The Hartford Inflation Plus Fund
Financial Highlights - (continued)

(A)  Information presented relates to a share outstanding throughout the indicated period.

(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).
(H)	Commenced operations on December 22, 2006.

28

The Hartford Inflation Plus Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

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The Hartford Inflation Plus Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

30

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Inflation Plus Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,033.70	$4.30	$1,000.00	$1,020.64	$4.27	0 .85%	182	366
Class B	$1,000.00	$1,030.20	$8.07	$1,000.00	$1,016.91	$8.02	1 .60	182	366
Class C	$1,000.00	$1,030.30	$8.01	$1,000.00	$1,016.98	$7.95	1 .59	182	366
Class I	$1,000.00	$1,035.40	$3.04	$1,000.00	$1,021.88	$3.02	0 .60	182	366
Class R3	$1,000.00	$1,032.00	$6.07	$1,000.00	$1,018.89	$6.03	1 .20	182	366
Class R4	$1,000.00	$1,033.70	$4.55	$1,000.00	$1,020.39	$4.52	0 .90	182	366
Class R5	$1,000.00	$1,034.60	$3.04	$1,000.00	$1,021.88	$3.02	0 .60	182	366
Class Y	$1,000.00	$1,035.50	$2.54	$1,000.00	$1,022.37	$2.52	0 .50	182	366

32

The Hartford Inflation Plus Fund

Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on February 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Inflation Plus Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on March 5, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Contracts Committee also met in person with the proposed portfolio manager for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Contracts Committee’s meeting with the proposed portfolio manager, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio manager and investment professionals and sector specialists that would support the proposed portfolio manager.

33

The Hartford Inflation Plus Fund

Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Contracts Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio manager and investment professionals and sector specialists that would support the proposed portfolio manager, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio manager’s investment experience manager and experience of the investment professionals and sector specialists that would support the proposed portfolio manager, and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Contracts Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add an additional breakpoint to the Fund’s contractual management fee schedule with HIFSCO that would result in a management fee reduction at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the

34

management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add an additional breakpoint to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-IP12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford International Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford International Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Growth Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
International Growth A#	7.10%	-11.15%	-5.42%	4.32%
International Growth A##		-16.04%	-6.48%	3.73%
International Growth B#	6.65%	-11.78%	-6.08%	NA *
International Growth B##		-16.19%	-6.40%	NA *
International Growth C#	6.66%	-11.85%	-6.13%	3.54%
International Growth C##		-12.73%	-6.13%	3.54%
International Growth I#	7.18%	-10.91%	-5.10%	4.52%
International Growth R3#	6.98%	-11.35%	-5.69%	4.37%
International Growth R4#	7.25%	-10.94%	-5.34%	4.58%
International Growth R5#	7.29%	-10.78%	-5.04%	4.75%
International Growth Y#	7.35%	-10.68%	-4.94%	4.82%
MSCI EAFE Growth Index	5.00%	-9.73%	-2.52%	5.73%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Growth Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
John A. Boselli, CFA	Jean-Marc Berteaux
Director and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Growth Fund returned 7.10%, before sales charges, for the six-month period ended April 30, 2012, outperforming its benchmark, the MSCI EAFE Growth Index, which returned 5.00% for the same period. The Fund also outperformed the 6.01% return of the average fund in the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period as investors generally shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic data. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, global equities retreated for the first time in five months as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster U.S. labor report, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors. Within the benchmark, Health Care (+12%), Consumer Staples (+9%), and Consumer Discretionary (+7%) performed better than the index while Utilities (-5%), Telecommunication Services (-2%), and Energy (+2%) lagged on a relative basis.

The Fund’s outperformance relative to the MSCI EAFE Growth Index was primarily the result of strong security selection. Stock selection was strongest in Consumer Staples, Financials, and Energy. This was partially offset by weaker selection in Health Care, Information Technology, and Consumer Discretionary. Sector allocation, a residual of bottom-up stock selection (i.e. stock by stock fundamental research), also contributed positively to benchmark-relative performance. The Fund’s underweight exposure to the Materials and Financials sectors contributed positively to benchmark-relative results, while an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology detracted.

Top contributors to the Fund’s relative performance were Petroleum Geo-Services (Energy), CP ALL (Consumer Staples), and Spectris (Information Technology). Petroleum Geo-Services is a Norway based company that provides marine geophysical services to companies in the oil and gas industry. The company’s operating results exceeded expectations on strong multi-client activity and management noted that higher prices are being accepted by customers for the North Sea season this summer. CP ALL is a convenience store operator in Thailand. Revenue and margins have seen impressive growth recently, and the company boasts an impressive dividend yield. Shares of Spectris, a U.K.-based manufacturer of tools for testing and measurement used in mining, automation, and other industrial applications rose as investors saw positive signs of a bottom in the company’s end markets, particularly in the mining sector which is seeing considerable activity in the search for additional reserves. Methanex (Materials) and Rolls-Royce (Industrials) also contributed positively to the Fund’s absolute performance.

Ctrip.com (Consumer Discretionary), Toyota (Consumer Discretionary), which we did not hold, and SNC Lavalin Group (Industrials) were the top detractors from benchmark relative performance. Ctrip.com, a China based travel services company, saw its shares lag the market during the period due to margin pressure resulting from matching a competitor’s promotion for hotel bookings. Shares of Toyota, a Japanese automobile manufacturer, outperformed this quarter because of rising expectations for earnings recovery in the coming fiscal year; not owning the stock during the period hurt relative results. Shares of SNC Lavalin Group, a Canada-based engineering and construction services company, declined due to investors’ concerns regarding operational missteps in its operations in Libya. Kakaku.com (Information Technology) and E Ink holdings (Information Technology) also detracted from the Fund’s absolute performance (i.e. total return).

What is the outlook?

In general, we expect sluggish mid-cycle global growth. Many companies which suffered during the global financial crisis have rebounded to margin levels above their historical averages. Therefore, at this stage of the cycle, we are focusing on companies that we believe possess a sustainable competitive advantage. We continue to remain true to our process, focusing on what we consider underappreciated and misunderstood growth companies with clear earnings drivers.

3

The Hartford International Growth Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

We select stocks individually based on their merits. As a result of bottom-up stock selection, Information Technology was the Fund’s largest overweight exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included Consumer Discretionary and Industrials. The largest underweights relative to the benchmark were the Consumer Staples, Materials, and Energy sectors.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	3.3%
Banks (Financials)	1.2
Capital Goods (Industrials)	9.5
Commercial & Professional Services (Industrials)	4.5
Consumer Durables & Apparel (Consumer Discretionary)	6.8
Consumer Services (Consumer Discretionary)	4.9
Diversified Financials (Financials)	2.1
Energy (Energy)	3.1
Food & Staples Retailing (Consumer Staples)	2.9
Food, Beverage & Tobacco (Consumer Staples)	7.9
Health Care Equipment & Services (Health Care)	3.4
Insurance (Financials)	4.4
Materials (Materials)	5.7
Media (Consumer Discretionary)	3.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.6
Real Estate (Financials)	0.6
Retailing (Consumer Discretionary)	2.1
Semiconductors & Semiconductor Equipment (Information Technology)	5.8
Software & Services (Information Technology)	9.1
Technology Hardware & Equipment (Information Technology)	4.9
Telecommunication Services (Services)	0.9
Transportation (Industrials)	4.4
Utilities (Utilities)	1.7
Short-Term Investments	3.4
Other Assets and Liabilities	0.7
Total	100.0%

Currency Concentration of Securities at April 30, 2012

Percentage of
Description	Net Assets
Australian Dollar	2.3%
Brazilian Real	2.4
British Pound	25.5
Canadian Dollar	3.5
Colombian Peso	0.9
Danish Kroner	1.4
Euro	19.9
Hong Kong Dollar	7.7
Indonesian New Rupiah	0.8
Japanese Yen	7.7
Malaysian Ringgit	0.5
Norwegian Krone	1.5
Republic of Korea Won	1.9
Swedish Krona	2.9
Swiss Franc	3.7
Taiwanese Dollar	1.2
Thai Bhat	1.4
United States Dollar	14.1
Other Assets and Liabilities	0.7
Total	100.0%

4

The Hartford International Growth Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.9%
	Australia - 2.3%
12	Campbell Brothers	$884
35	Monadelphous Group Ltd.	833
214	Transurban Group	1,306
		3,023
	Austria - 1.0%
25	Andritz AG	1,290

	Brazil - 2.4%
65	BR Properties S.A.	808
21	Cia Brasileira de Meios de Pagamentos	631
23	Cia de Saneamento Basico do Estado de Sao Paulo	901
33	Cia Hering	829
		3,169
	Canada - 4.0%
17	Barrick Gold Corp.	669
95	CAE, Inc.	1,036
38	CGI Group, Inc. Class A ●	859
52	Methanex Corp.	1,819
24	SNC-Lavalin Group, Inc.	886
		5,269
	China - 2.3%
5	Baidu, Inc. ADR ●	637
410	Dongfeng Motor Group Co., Ltd.	802
1,316	Greatview Aseptic Packaging ●	715
29	Tencent Holdings Ltd.	904
		3,058
	Colombia - 0.9%
68	Almacenes Exito S.A.	1,110

	Denmark - 1.4%
32	DSV A/S	724
8	Novo Nordisk A/S	1,142
		1,866
	Finland - 1.3%
32	Outotec Oyj	1,737

	France - 8.6%
25	Cie Generale d'Optique Essilor International S.A.	2,243
58	Club Mediterranee ●	1,118
8	Dassault Systemes S.A.	780
28	Eutelsat Communinications	996
16	Groupe Danone	1,112
8	LVMH Moet Hennessy Louis Vuitton S.A.	1,289
17	Neopost S.A.	993
17	Publicis Groupe	869
23	Safran S.A.	834
8	Zodiac Aerospace	891
		11,125
	Germany - 5.4%
15	Adidas AG	1,256
19	Hannover Rueckversicherung AG	1,157
7	Hugo Boss AG	817
104	Infineon Technologies AG	1,031
9	MTU Aero Engines Holdings AG	742
30	SAP AG	2,019
		7,022
	Hong Kong - 5.9%
262	AAC Technologies Holdings, Inc.	769
297	AIA Group Ltd.	1,051
72	ASM Pacific Technology	973
664	Daphne International Holdings Ltd.	944
296	Galaxy Entertainment Group Ltd. ●	923
924	Legend Holdings Ltd.	884
475	Samsonite International S.A. ●	916
588	Shangri-La Asia Ltd.	1,243
		7,703
	Indonesia - 0.8%
154	PT Gudang Garam Tbk	987

	Ireland - 1.6%
72	Experian plc	1,140
27	Shire plc	885
		2,025
	Israel - 3.3%
14	Check Point Software Technologies Ltd. ADR ●‡	839
22	Nice Systems Ltd. ●	857
57	Teva Pharmaceutical Industries Ltd. ADR	2,597
		4,293
	Italy - 1.3%
69	Pirelli & Co. S.p.A.	838
35	Salvatore Ferragamo Italia S.p.A. ●	862
		1,700
	Japan - 7.7%
17	Benesse Holdings, Inc.	829
76	Bridgestone Corp.	1,801
17	Canon, Inc.	762
21	DeNa Co., Ltd. ☼	650
17	FamilyMart Co., Ltd.	748
3	Fast Retailing Co., Ltd. ☼	626
71	IBJ Leasing Co., Ltd.	1,919
29	Konami Corp.	842
27	West Japan Railway Co.	1,116
47	Yusen Logistics Co. Ltd.	715
		10,008
	Luxembourg - 1.5%
9	Millicom International Cellular SDR	909
43	SES Global S.A.	1,034
		1,943
	Malaysia - 0.5%
602	AirAsia Berhad	661

	Netherlands - 0.9%
22	ASML Holding N.V.	1,134

	Norway - 1.5%
130	Petroleum Geo-Services ●	1,967

	Panama - 0.9%
14	Copa Holdings S.A. Class A	1,158

	Portugal - 0.6%
40	Jeronimo Martins ●	754

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.9% - (continued)
	Russia - 0.5%
34	Mining and Metallurgical Co. Norilsk Nickel ADR	$598

	South Korea - 1.9%
3	Hyundai Motor Co., Ltd.	819
1	Samsung Electronics Co., Ltd.	1,626
		2,445
	Sweden - 2.2%
34	Assa Abloy Ab	997
30	Axis Communications AB	761
14	Electrolux Ab Series B ☼	321
20	Swedish Match Ab	804
		2,883
	Switzerland - 3.7%
24	Cie Financiere Richemont S.A.	1,511
1	Galenica AG	812
1	SGS S.A.	1,002
11	Swiss Re Ltd.	660
42	Temenos Group AG ●	796
		4,781
	Taiwan - 1.2%
329	Quanta Computer, Inc.	861
228	Taiwan Semiconductor Manufacturing Co., Ltd.	674
		1,535
	Thailand - 1.4%
105	Bangkok Bank plc ☼	663
482	CP ALL PCL	1,195
		1,858
	United Kingdom - 25.5%
187	Aberdeen Asset Management plc	861
167	Arm Holdings plc	1,416
59	Babcock International Group plc	796
52	BG Group plc	1,221
46	British American Tobacco plc	2,372
40	Burberry Group plc	969
56	Capita plc	599
93	Catlin Group Ltd.	637
211	Compass Group plc	2,207
47	Diageo Capital plc	1,187
16	ENSCO International plc	861
25	Fresnillo plc	648
48	Imperial Tobacco Group plc	1,935
34	Intertek Group plc	1,406
121	Lancashire Holdings Ltd.	1,582
116	National Grid plc	1,256
26	Next plc	1,249
53	Prudential plc	651
31	Rio Tinto plc	1,727
229	Rolls-Royce Holdings plc	3,064
42	Spectris plc	1,294
39	Standard Chartered plc	944
54	Unilever plc	1,861
49	Virgin Media, Inc.	1,200
67	Xstrata plc	1,296
		33,239
	United States - 3.4%
22	Avago Technologies Ltd.	745
26	Covidien plc ‡	1,414
17	Netease.com, Inc. ●	1,050
18	NII Holdings, Inc. Class B ●	254
17	Open Text Corp. ●	974
		4,437
	Total common stocks
	(cost $109,922)	$124,778

	Total long-term investments
	(cost $109,922)	$124,778

SHORT-TERM INVESTMENTS - 3.4%
	Repurchase Agreements - 3.4%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $1,108,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $1,131)
$1,108	0.20%, 04/30/2012	$1,108
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,485, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $1,514)
1,485	0.20%, 04/30/2012	1,485
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $586, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $598)
586	0.21%, 04/30/2012	586
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $486, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $495)
486	0.19%, 04/30/2012	486
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 0.75%, 2013, value of $1)
1	0.17%, 04/30/2012	1

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.4% (continued)
	Repurchase Agreements - 3.4% (continued)
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $797, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $813)
$797	0.21%, 04/30/2012		$797
			4,463
	Total short-term investments
	(cost $4,463)		$4,463

	Total investments
	(cost $114,385) ▲	99.3%	$129,241
	Other assets and liabilities	0.7%	849
	Total net assets	100.0%	$130,090

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $114,607 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,392
Unrealized Depreciation	(2,758)
Net Unrealized Appreciation	$14,634

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $2,236 at April 30, 2012.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪		Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
EUR	CBK	Sell	$1,113		$1,115	05/03/2012	$2
EUR	DEUT	Sell	781		781	05/03/2012	–
GBP	CBK	Buy	1,277		1,280	05/02/2012	(3)
HKD	CSFB	Sell	1,220		1,220	05/03/2012	–
JPY	CSFB	Buy	649		642	05/07/2012	7
JPY	JPM	Buy	627		617	05/02/2012	10
SEK	BOA	Buy	318		318	05/04/2012	–
				)			$16

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
SDR	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$3,023	$–	$3,023	$–
Austria	1,290	–	1,290	–
Brazil	3,169	3,169	–	–
Canada	5,269	5,269	–	–
China	3,058	637	2,421	–
Colombia	1,110	1,110	–	–
Denmark	1,866	–	1,866	–
Finland	1,737	–	1,737	–
France	11,125	–	11,125	–
Germany	7,022	–	7,022	–
Hong Kong	7,703	–	7,703	–
Indonesia	987	–	987	–
Ireland	2,025	–	2,025	–
Israel	4,293	4,293	–	–
Italy	1,700	–	1,700	–
Japan	10,008	–	10,008	–
Luxembourg	1,943	–	1,943	–
Malaysia	661	–	661	–
Netherlands	1,134	1,134	–	–
Norway	1,967	–	1,967	–
Panama	1,158	1,158	–	–
Portugal	754	–	754	–
Russia	598	598	–	–
South Korea	2,445	–	2,445	–
Sweden	2,883	–	2,883	–
Switzerland	4,781	–	4,781	–
Taiwan	1,535	–	1,535	–
Thailand	1,858	1,858	–	–
United Kingdom	33,239	2,061	31,178	–
United States	4,437	4,437	–	–
Total	124,778	25,724	99,054	–
Short-Term Investments	4,463	–	4,463	–
Total	$129,241	$25,724	$103,517	$–
Foreign Currency Contracts*	19	–	19	–
Total	$19	$–	$19	$–
Liabilities:
Foreign Currency Contracts*	3	–	3	–
Total	$3	$–	$3	$–

♦	For the six-month period ended April 30, 2012, investments valued at $1,904 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $114,385)	$129,241
Foreign currency on deposit with custodian (cost $50)	50
Unrealized appreciation on foreign currency contracts	19
Receivables:
Investment securities sold	4,012
Fund shares sold	120
Dividends and interest	386
Other assets	77
Total assets	133,905
Liabilities:
Unrealized depreciation on foreign currency contracts	3
Bank overdraft	4
Payables:
Investment securities purchased	3,514
Fund shares redeemed	197
Investment management fees	18
Administrative fees	—
Distribution fees	8
Accrued expenses	71
Total liabilities	3,815
Net assets	$130,090
Summary of Net Assets:
Capital stock and paid-in-capital	$387,328
Undistributed net investment income	289
Accumulated net realized loss	(272,387)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	14,860
Net assets	$130,090

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.82/$10.39
Shares outstanding	9,527
Net assets	$93,524
Class B: Net asset value per share	$9.14
Shares outstanding	1,183
Net assets	$10,807
Class C: Net asset value per share	$9.14
Shares outstanding	1,541
Net assets	$14,085
Class I: Net asset value per share	$9.75
Shares outstanding	715
Net assets	$6,977
Class R3: Net asset value per share	$9.89
Shares outstanding	85
Net assets	$837
Class R4: Net asset value per share	$10.09
Shares outstanding	65
Net assets	$654
Class R5: Net asset value per share	$10.13
Shares outstanding	12
Net assets	$117
Class Y: Net asset value per share	$10.16
Shares outstanding	304
Net assets	$3,089

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$1,487
Interest	1
Less: Foreign tax withheld	(148)
Total investment income	1,340

Expenses:
Investment management fees	548
Administrative services fees	1
Transfer agent fees	260
Distribution fees
Class A	118
Class B	55
Class C	70
Class R3	2
Class R4	1
Custodian fees	12
Accounting services fees	13
Registration and filing fees	48
Board of Directors' fees	2
Audit fees	7
Other expenses	30
Total expenses (before waivers and fees paid indirectly)	1,167
Expense waivers	(45)
Transfer agent fee waivers	(74)
Commission recapture	(2)
Total waivers and fees paid indirectly	(121)
Total expenses, net	1,046
Net Investment Income	294
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(1,158)
Net realized loss on foreign currency contracts	(85)
Net realized gain on other foreign currency transactions	52
Net Realized Loss on Investments and Foreign Currency Transactions	(1,191)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	9,359
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	9,361
Net Gain on Investments and Foreign Currency Transactions	8,170
Net Increase in Net Assets Resulting from Operations	$8,464

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Growth Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$294	$800
Net realized gain (loss) on investments and foreign currency transactions	(1,191)	16,094
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	9,361	(20,877)
Net Increase (Decrease) In Net Assets Resulting From Operations	8,464	(3,983)
Distributions to Shareholders:
From net investment income
Class A	(800)	—
Class C	(1)	—
Class I	(59)	—
Class R3	(7)	—
Class R4	(2)	—
Class R5	(2)	—
Class Y	(39)	—
Total distributions	(910)	—
Capital Share Transactions:
Class A	(13,339)	(30,797)
Class B	(1,883)	(3,975)
Class C	(1,598)	(4,566)
Class I	1,316	(1,001)
Class R3	10	238
Class R4	(715)	1,001
Class R5	(26)	35
Class Y	(290)	(116)
Net decrease from capital share transactions	(16,525)	(39,181)
Net Decrease In Net Assets	(8,971)	(43,164)
Net Assets:
Beginning of period	139,061	182,225
End of period	$130,090	$139,061
Undistributed (distribution in excess of) net investment income (loss)	$289	$905

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Growth Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford International Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or

13

The Hartford International Growth Fund

Notes to Financial Statements - (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are

14

certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

15

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

16

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$19	$—	$—	$—	$—	$19
Total	$—	$19	$—	$—	$—	$—	$19

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(85)	$—	$—	$—	$—	$(85)
Total	$—	$(85)	$—	$—	$—	$—	$(85)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

17

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$—	$3,485

18

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$905
Accumulated Capital Losses *	(270,974)
Unrealized Appreciation †	5,277
Total Accumulated Deficit	$(264,792)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(1,070)
Accumulated Net Realized Gain (Loss)	1,070

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$160,429
2017	110,545
Total	$270,974

During the year ended October 31, 2011, the Fund utilized $16,937 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

19

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed

20

to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.50%
Class B	2.26
Class C	2.26
Class I	1.21
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $64 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $4.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned

21

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	-%	39.31%
Class B	-	38.11
Class C	-	38.27
Class I	-	39.73
Class Y	-	40.01

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	10	15%
Class R5	11	92
Class Y	11	4

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$71,289
Sales Proceeds Excluding U.S. Government Obligations	93,046

22

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	329	91	(1,854)	—	(1,434)	896	—	(3,957)	—	(3,061)
Amount	$3,031	$778	$(17,148)	$—	$(13,339)	$9,015	$—	$(39,812)	$—	$(30,797)
Class B
Shares	7	—	(226)	—	(219)	20	—	(447)	—	(427)
Amount	$60	$—	$(1,943)	$—	$(1,883)	$193	$—	$(4,168)	$—	$(3,975)
Class C
Shares	52	—	(239)	—	(187)	109	—	(600)	—	(491)
Amount	$446	$1	$(2,045)	$—	$(1,598)	$1,017	$—	$(5,583)	$—	$(4,566)
Class I
Shares	268	5	(139)	—	134	343	—	(462)	—	(119)
Amount	$2,552	$48	$(1,284)	$—	$1,316	$3,533	$—	$(4,534)	$—	$(1,001)
Class R3
Shares	14	1	(13)	—	2	36	—	(13)	—	23
Amount	$123	$7	$(120)	$—	$10	$369	$—	$(131)	$—	$238
Class R4
Shares	19	—	(95)	—	(76)	124	—	(24)	—	100
Amount	$181	$2	$(898)	$—	$(715)	$1,240	$—	$(239)	$—	$1,001
Class R5
Shares	—	—	(2)	—	(2)	3	—	—	—	3
Amount	$2	$1	$(29)	$—	$(26)	$35	$—	$—	$—	$35
Class Y
Shares	33	4	(70)	—	(33)	243	—	(258)	—	(15)
Amount	$322	$39	$(651)	$—	$(290)	$2,564	$—	$(2,680)	$—	$(116)
Total
Shares	722	101	(2,638)	—	(1,815)	1,774	—	(5,761)	—	(3,987)
Amount	$6,717	$876	$(24,118)	$—	$(16,525)	$17,966	$—	$(57,147)	$—	$(39,181)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	41	$384
For the Year Ended October 31, 2011	55	$552

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

23

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

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25

The Hartford International Growth Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$9.25	$0.03	$–	$0.62	$0.65	$(0.08)	$–	$–	$(0.08)	$0.57	$9.82
B	8.57	(0.01)	–	0.58	0.57	–	–	–	–	0.57	9.14
C	8.57	(0.01)	–	0.58	0.57	–	–	–	–	0.57	9.14
I	9.21	0.04	–	0.61	0.65	(0.11)	–	–	(0.11)	0.54	9.75
R3	9.33	0.02	–	0.62	0.64	(0.08)	–	–	(0.08)	0.56	9.89
R4	9.45	0.04	–	0.64	0.68	(0.04)	–	–	(0.04)	0.64	10.09
R5	9.58	0.05	–	0.63	0.68	(0.13)	–	–	(0.13)	0.55	10.13
Y	9.61	0.05	–	0.64	0.69	(0.14)	–	–	(0.14)	0.55	10.16

For the Year Ended October 31, 2011 (E)
A	9.61	0.06	–	(0.42)	(0.36)	–	–	–	–	(0.36)	9.25
B	8.96	(0.02)	–	(0.37)	(0.39)	–	–	–	–	(0.39)	8.57
C	8.97	(0.02)	–	(0.38)	(0.40)	–	–	–	–	(0.40)	8.57
I	9.53	0.11	–	(0.43)	(0.32)	–	–	–	–	(0.32)	9.21
R3	9.70	0.05	–	(0.42)	(0.37)	–	–	–	–	(0.37)	9.33
R4	9.79	0.09	–	(0.43)	(0.34)	–	–	–	–	(0.34)	9.45
R5	9.90	0.12	–	(0.44)	(0.32)	–	–	–	–	(0.32)	9.58
Y	9.93	0.12	–	(0.44)	(0.32)	–	–	–	–	(0.32)	9.61

For the Year Ended October 31, 2010 (E)
A	8.00	0.05	–	1.71	1.76	(0.15)	–	–	(0.15)	1.61	9.61
B	7.50	(0.01)	–	1.59	1.58	(0.12)	–	–	(0.12)	1.46	8.96
C	7.48	(0.01)	–	1.60	1.59	(0.10)	–	–	(0.10)	1.49	8.97
I	7.95	0.08	–	1.69	1.77	(0.19)	–	–	(0.19)	1.58	9.53
R3	8.08	0.03	–	1.73	1.76	(0.14)	–	–	(0.14)	1.62	9.70
R4	8.14	0.06	–	1.75	1.81	(0.16)	–	–	(0.16)	1.65	9.79
R5	8.21	0.09	–	1.77	1.86	(0.17)	–	–	(0.17)	1.69	9.90
Y	8.24	0.12	–	1.76	1.88	(0.19)	–	–	(0.19)	1.69	9.93

For the Year Ended October 31, 2009 (E)
A	7.07	0.08	–	0.85	0.93	–	–	–	–	0.93	8.00
B	6.65	0.05	–	0.80	0.85	–	–	–	–	0.85	7.50
C	6.66	0.02	–	0.80	0.82	–	–	–	–	0.82	7.48
I	7.04	0.13	–	0.82	0.95	(0.04)	–	–	(0.04)	0.91	7.95
R3	7.18	0.04	–	0.86	0.90	–	–	–	–	0.90	8.08
R4	7.23	0.07	–	0.86	0.93	(0.02)	–	–	(0.02)	0.91	8.14
R5	7.28	0.09	–	0.87	0.96	(0.03)	–	–	(0.03)	0.93	8.21
Y	7.30	0.10	–	0.88	0.98	(0.04)	–	–	(0.04)	0.94	8.24

For the Year Ended October 31, 2008 (E)
A	18.93	0.05	–	(9.50)	(9.45)	–	(2.41)	–	(2.41)	(11.86)	7.07
B	18.08	(0.05)	–	(8.97)	(9.02)	–	(2.41)	–	(2.41)	(11.43)	6.65
C	18.10	(0.05)	–	(8.98)	(9.03)	–	(2.41)	–	(2.41)	(11.44)	6.66
I	18.79	0.01	–	(9.35)	(9.34)	–	(2.41)	–	(2.41)	(11.75)	7.04
R3	19.24	0.01	–	(9.66)	(9.65)	–	(2.41)	–	(2.41)	(12.06)	7.18
R4	19.30	0.02	–	(9.68)	(9.66)	–	(2.41)	–	(2.41)	(12.07)	7.23
R5	19.35	0.10	–	(9.76)	(9.66)	–	(2.41)	–	(2.41)	(12.07)	7.28
Y	19.38	0.12	–	(9.79)	(9.67)	–	(2.41)	–	(2.41)	(12.08)	7.30

For the Year Ended October 31, 2007 (E)
A	14.93	0.02	–	5.35	5.37	(0.01)	(1.36)	–	(1.37)	4.00	18.93
B	14.42	(0.11)	–	5.13	5.02	–	(1.36)	–	(1.36)	3.66	18.08
C	14.42	(0.09)	–	5.13	5.04	–	(1.36)	–	(1.36)	3.68	18.10
I	14.94	(0.01)	–	5.40	5.39	(0.18)	(1.36)	–	(1.54)	3.85	18.79
R3(I)	14.79	(0.02)	–	4.47	4.45	–	–	–	–	4.45	19.24
R4(I)	14.79	0.03	–	4.48	4.51	–	–	–	–	4.51	19.30
R5(I)	14.79	0.07	–	4.49	4.56	–	–	–	–	4.56	19.35
Y	15.17	0.02	–	5.55	5.57	–	(1.36)	–	(1.36)	4.21	19.38

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

7.10	%(F)	$93,524	1.68	%(G)	1.51	%(G)	1.51	%(G)	0.57	%(G)	55%
6.65	(F)	10,807	2.67	(G)	2.26	(G)	2.26	(G)	(0.18	)(G)	–
6.66	(F)	14,085	2.40	(G)	2.26	(G)	2.26	(G)	(0.17	)(G)	–
7.18	(F)	6,977	1.29	(G)	1.21	(G)	1.21	(G)	0.91	(G)	–
6.98	(F)	837	1.85	(G)	1.60	(G)	1.60	(G)	0.50	(G)	–
7.25	(F)	654	1.46	(G)	1.30	(G)	1.30	(G)	0.91	(G)	–
7.29	(F)	117	1.15	(G)	1.00	(G)	1.00	(G)	1.08	(G)	–
7.35	(F)	3,089	1.03	(G)	0.95	(G)	0.95	(G)	1.16	(G)	–

(3.75)		101,400	1.58		1.50		1.50		0.58		88
(4.35)		12,013	2.54		2.25		2.25		(0.17)		–
(4.46)		14,806	2.31		2.25		2.25		(0.17)		–
(3.36)		5,354	1.21		1.17		1.17		1.06		–
(3.81)		777	1.79		1.60		1.60		0.47		–
(3.47)		1,335	1.39		1.30		1.30		0.88		–
(3.23)		139	1.09		1.00		1.00		1.14		–
(3.22)		3,237	0.98		0.95		0.95		1.13		–

22.29		134,685	1.67		1.55		1.55		0.58		110
21.30		16,390	2.63		2.30		2.30		(0.17)		–
21.41		19,892	2.38		2.30		2.30		(0.17)		–
22.65		6,674	1.21		1.21		1.21		0.88		–
22.05		583	1.84		1.76		1.76		0.40		–
22.52		400	1.46		1.44		1.44		0.67		–
22.99		110	1.08		1.08		1.08		1.08		–
23.17		3,491	1.05		1.05		1.05		1.36		–

13.15		141,506	1.83		1.39		1.39		1.20		392
12.78		17,558	2.89		1.82		1.82		0.74		–
12.31		20,105	2.54		2.17		2.17		0.38		–
13.59		13,136	1.75		0.95		0.95		1.95		–
12.53		395	2.06		1.85		1.85		0.57		–
12.96		305	1.51		1.40		1.40		1.00		–
13.29		7	1.44		1.25		1.25		1.31		–
13.52		6,357	1.05		0.96		0.96		1.35		–

(56.94)		181,826	1.48		1.48		1.48		0.36		359
(57.28)		19,208	2.39		2.25		2.25		(0.40)		–
(57.27)		24,658	2.21		2.21		2.21		(0.37)		–
(56.75)		86,331	1.03		1.03		1.03		0.13		–
(57.08)		293	1.89		1.85		1.85		0.09		–
(56.94)		139	1.47		1.47		1.47		0.15		–
(56.77)		6	1.08		1.08		1.08		0.76		–
(56.72)		54,257	0.99		0.99		0.99		0.92		–

39.31	(H)	431,193	1.49		1.49		1.49		0.14		242
38.11	(H)	51,577	2.36		2.33		2.33		(0.73)		–
38.27	(H)	65,982	2.20		2.20		2.20		(0.61)		–
39.73	(H)	3,543	1.12		1.12		1.12		(0.06)		–
30.09	(F)	15	1.83	(G)	1.83	(G)	1.83	(G)	(0.15	)(G)	–
30.49	(F)	13	1.46	(G)	1.46	(G)	1.46	(G)	0.25	(G)	–
30.83	(F)	13	1.17	(G)	1.17	(G)	1.17	(G)	0.51	(G)	–
40.01	(H)	76,429	1.03		1.03		1.03		0.17		–

27

The Hartford International Growth Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

28

The Hartford International Growth Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford International Growth Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

30

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford International Growth Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,071.00	$7.78	$1,000.00	$1,017.35	$7.57	1.51%	182	366
Class B	$1,000.00	$1,066.50	$11.59	$1,000.00	$1,013.65	$11.29	2.26	182	366
Class C	$1,000.00	$1,066.60	$11.59	$1,000.00	$1,013.65	$11.29	2.26	182	366
Class I	$1,000.00	$1,071.80	$6.23	$1,000.00	$1,018.85	$6.07	1.21	182	366
Class R3	$1,000.00	$1,069.80	$8.24	$1,000.00	$1,016.91	$8.02	1.60	182	366
Class R4	$1,000.00	$1,072.50	$6.70	$1,000.00	$1,018.40	$6.52	1.30	182	366
Class R5	$1,000.00	$1,072.90	$5.15	$1,000.00	$1,019.89	$5.02	1.00	182	366
Class Y	$1,000.00	$1,073.50	$4.90	$1,000.00	$1,020.14	$4.77	0.95	182	366

32

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-IG12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford International Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford International Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Opportunities Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
International Opportunities A#	6.47%	-9.27%	-0.11%	6.30%
International Opportunities A##		-14.26%	-1.23%	5.70%
International Opportunities B#	6.06%	-9.93%	-0.76%	NA *
International Opportunities B##		-14.42%	-1.09%	NA *
International Opportunities C#	6.07%	-9.95%	-0.85%	5.50%
International Opportunities C##		-10.84%	-0.85%	5.50%
International Opportunities I#	6.63%	-8.97%	0.18%	6.45%
International Opportunities R3#	6.39%	-9.38%	-0.36%	6.39%
International Opportunities R4#	6.54%	-9.15%	0.02%	6.61%
International Opportunities R5#	6.66%	-8.85%	0.27%	6.75%
International Opportunities Y#	6.75%	-8.79%	0.39%	6.83%
MSCI All Country World ex USA Index	2.97%	-12.48%	-2.30%	7.50%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Opportunities Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Nicolas M. Choumenkovitch	Tara C. Stilwell, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Opportunities Fund returned 6.47%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the MSCI All Country World ex USA Index, which returned 2.97% for the same period. The Fund also outperformed the 6.10% return of the average fund in the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period as investors generally shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic data. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, global equities retreated for the first time in five months as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster U.S. labor report, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors. Within the MSCI All Country World ex USA Index, Consumer Staples (+9%), Health Care (+8%), and Consumer Discretionary (+7%) gained the most during the period. Telecommunication Services (-3%), Materials (-3%), and Utilities (-3%) declined during the period.

The Fund’s outperformance versus its benchmark was primarily due to stock selection. Selection was particularly strong within Information Technology, Industrials, and Materials, but was somewhat offset by weaker selection in Consumer Staples. Allocation among sectors, a result of the bottom-up stock selection process (i.e. stock by stock fundamental research), also contributed positively to relative returns, largely due to underweight positions (i.e. the Fund’s sector position was less than the benchmark position) in Materials and Telecommunication Services and an overweight position in Consumer Staples. A modest cash position detracted from relative results in an upward-trending market.

Top contributors to relative and absolute performance during the period included Samsung Electronics (Information Technology), Continental AG (Consumer Discretionary) and Rolls-Royce Holding (Industrials). Shares of Samsung, the largest South Korean diversified manufacturer of consumer and industrial electronic, Information Technology, and telecommunications equipment, moved higher as the company reported better-than-expected quarterly results driven by strong DRAM (dynamic random access memory) pricing in the semiconductor segment and smartphone volumes that outperformed Apple. Shares of Continental, a Germany-based manufacturer of tires, brake systems, vehicle stability control systems, and other technology used in the automotive industry, rebounded sharply after a period of underperformance as investors seem to have determined that concerns over the company's debt level and the European automobile market were overblown. The company also announced a dividend payout greater than consensus expectations. Shares of Rolls-Royce, a U.K.-based world-leading provider of engines, particularly for long-haul aircraft, rose as the company gained market share in wide body airplanes in Asia, where travel is expected to increase.

The largest detractors from relative returns were PDG Realty (Consumer Discretionary), Tesco (Consumer Staples), and Bharti Airtel (Telecommunication Services). Shares of PDG Realty, the largest homebuilding company in Brazil, moved lower as investors expected lower net income margins due to cost overruns and a one-time previously unrecognized amortization cost related to a 2010 acquisition. Shares of Tesco, a U.K.-based multinational food and general merchandise retailer, dropped as the market in the U.K. deteriorated and investors feared a weak profit outlook. Shares of Bharti Airtel, a provider of telecommunication services, moved lower on disappointing quarterly results. BNP Paribas (Financials) also detracted from absolute performance (i.e. total return).

What is the outlook?

At a macro level, we continue to see signs of economic improvement in the developed world, which we expect to remain in a low growth environment and with low interest rates. While we believe the risk of a sharp economic decline is reduced, we strive to maintain a well-balanced portfolio with investments that represent diverse economic drivers.

As is consistent with the investment approach, we continue to look for opportunities at a company-by-company level,

3

The Hartford International Opportunities Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

focusing on those companies which we believe can deliver improvements in return on invested capital (ROIC) or sustain ROIC for longer than the market anticipates.

At the end of the period, relative to the benchmark we were most overweight in Industrials, Information Technology, Utilities and most underweight in Financials, Telecommunication Services, and Materials. On a regional basis, we ended the period with an overweight to select European countries, including France, Switzerland, and the U.K., and underweight positions in Australia, Canada, Germany, and Japan.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	2.8%
Banks (Financials)	3.3
Capital Goods (Industrials)	12.0
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer Discretionary)	0.7
Consumer Services (Consumer Discretionary)	4.7
Diversified Financials (Financials)	1.8
Energy (Energy)	7.8
Food & Staples Retailing (Consumer Staples)	1.1
Food, Beverage & Tobacco (Consumer Staples)	9.0
Health Care Equipment & Services (Health Care)	2.1
Household & Personal Products (Consumer Staples)	1.4
Insurance (Financials)	4.8
Materials (Materials)	7.9
Media (Consumer Discretionary)	0.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.4
Real Estate (Financials)	5.9
Retailing (Consumer Discretionary)	2.2
Semiconductors & Semiconductor Equipment (Information Technology)	6.3
Software & Services (Information Technology)	1.7
Technology Hardware & Equipment (Information Technology)	1.3
Telecommunication Services (Services)	1.5
Transportation (Industrials)	3.9
Utilities (Utilities)	5.8
Short-Term Investments	4.5
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford International Opportunities Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5%
	Belgium - 1.5%
148	Umicore	$8,052

	Brazil - 3.1%
12	Banco do Estado do Rio Grande do Sul S.A.	107
407	BR Malls Participacoes S.A. ☼	5,033
472	CCR S.A.	3,663
78	Embraer S.A. ADR	2,712
476	JSL S.A.	2,384
94	Localiza Rent a Car S.A.	1,613
88	Raia Drogasil S.A.	942
		16,454
	Canada - 3.7%
93	Canadian National Railway Co.	7,962
321	EnCana Corp.	6,717
82	Tim Hortons, Inc.	4,710
		19,389
	Chile - 0.6%
146	Enersis S.A. ADR	2,955

	China - 2.2%
2,344	China Pacific Insurance	7,591
2,142	Dongfeng Motor Group Co., Ltd.	4,189
		11,780
	Finland - 0.7%
34	Kone Oyj Class B	2,114
37	Nokian Rendaat Oyj	1,735
		3,849
	France - 13.6%
51	Accor S.A.	1,750
89	Air Liquide	11,411
118	BNP Paribas	4,773
112	Cie Generale d'Optique Essilor International S.A.	9,889
181	Groupe Danone	12,728
105	Pernod-Ricard	10,937
167	Peugeot S.A.	2,005
221	Safran S.A.	8,183
54	Unibail-Rodamco SE	10,157
		71,833
	Germany - 3.3%
4	Allianz SE	498
28	Beiersdorf AG	1,953
71	Continental AG	6,880
64	GSW Immobilien AG ●	2,122
64	GSW Immobilien AG Rights	75
613	Infineon Technologies AG	6,105
		17,633
	Hong Kong - 4.8%
2,138	AIA Group Ltd.	7,565
722	ENN Energy Holdings Ltd.	2,523
495	Hengan International Group Co., Ltd.	5,230
125	Samsonite International S.A. ●	242
1,267	Sands China Ltd. §	4,961
1,541	Shangri-La Asia Ltd.	3,260
697	Zhongsheng Group Holdings	1,377
		25,158
	India - 1.3%
323	Bharti Televentures	1,901
1,014	ITC Ltd.	4,720
		6,621
	Ireland - 1.9%
249	CRH plc	5,057
363	Elan Corp. plc ADR ●‡	5,003
		10,060
	Israel - 1.8%
105	Check Point Software Technologies Ltd. ADR ●	6,098
74	Teva Pharmaceutical Industries Ltd. ADR	3,398
		9,496
	Italy - 2.0%
2,242	Snam S.p.A.	10,652

	Japan - 12.3%
68	Acom Co., Ltd.	1,464
119	Daiichi Sankyo Co., Ltd.	2,042
99	Daito Trust Construction Co., Ltd.	8,858
106	Eisai Co., Ltd.	4,155
72	FamilyMart Co., Ltd.	3,196
65	Fanuc Corp. ☼	10,962
23	Fast Retailing Co., Ltd.	5,229
—	Inpex Corp.	2,912
227	JS Group Corp.	4,461
105	Komatsu Ltd.	3,022
1,376	Mitsubishi UFJ Financial Group, Inc.	6,608
274	Mitsui Fudosan Co., Ltd.	5,019
5	Rakuten, Inc.	5,051
818	Tokyo Electric Power Co., Inc.	2,042
		65,021
	Malaysia - 0.2%
1,067	AirAsia Berhad	1,171

	Netherlands - 2.5%
110	ASML Holding N.V. ADR	5,614
567	ING Groep N.V. ●	4,001
124	Yandex N.V. ●	2,936
14	Ziggo N.V. ●	453
		13,004
	Norway - 1.4%
71	Algeta ASA ●	1,671
315	Telenor ASA	5,794
		7,465
	Russia - 0.5%
224	Sberbank ADR ●	2,893

	South Korea - 2.2%
9	Samsung Electronics Co., Ltd.	11,533

	Sweden - 3.5%
276	Assa Abloy Ab	8,034
177	SKF Ab B Shares	4,200
458	Volvo Ab Class B	6,358
		18,592
	Switzerland - 9.4%
55	Cie Financiere Richemont S.A.	3,415
9	Givaudan	8,466
34	Kuehne & Nagel International AG	4,100
79	Roche Holding AG	14,370

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5% - (continued)
	Switzerland - 9.4% - (continued)
3	SGS S.A.	$5,485
157	Swiss Re Ltd.	9,879
319	UBS AG	3,979
		49,694
	Taiwan - 3.6%
189	Hiwin Technologies Corp.	1,777
1,765	Quanta Computer, Inc.	4,618
1,062	Synnex Technology International Corp.	2,479
3,453	Taiwan Semiconductor Manufacturing Co., Ltd.	10,206
		19,080
	United Kingdom - 18.2%
71	AstraZeneca plc	3,095
602	BG Group plc	14,216
1,282	BP plc	9,264
193	British American Tobacco plc	9,898
147	ENSCO International plc	8,050
237	Imperial Tobacco Group plc	9,483
152	Intercontinental Hotels Group	3,612
1,142	National Grid plc	12,331
323	NMC Health plc	1,099
156	Rio Tinto plc	8,719
855	Rolls-Royce Holdings plc	11,427
136	Standard Chartered plc	3,318
317	Tesco plc	1,632
		96,144
	United States - 1.2%
197	Carnival Corp.	6,410

	Total common stocks
	(cost $473,548)	$504,939

	Total long-term investments (cost $473,548)	$504,939

SHORT-TERM INVESTMENTS - 4.5%
	Repurchase Agreements - 4.5%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $5,873,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $5,991)
$5,873	0.20%, 04/30/2012	$5,873
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $7,868, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $8,025)
7,868	0.20%, 04/30/2012	7,868
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $3,108, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $3,170)
3,108	0.21%, 04/30/2012	3,108
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $2,573, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $2,625)
2,573	0.19%, 04/30/2012	2,573
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $3, collateralized by U.S. Treasury Note 0.75%, 2013, value of $3)
3	0.17%, 04/30/2012	3
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $4,224, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $4,309)
4,224	0.21%, 04/30/2012	4,224
		23,649
	Total short-term investments
	(cost $23,649)	$23,649

Total investments
(cost $497,197) ▲	100.0%	$528,588
Other assets and liabilities	—%	246
Total net assets	100.0%	$528,834

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $504,789 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,600
Unrealized Depreciation	(16,801)
Net Unrealized Appreciation	$23,799

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $4,961, which represents 0.9% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $779 at April 30, 2012.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
CAD	BBH	Buy	$2,959	$2,968	05/01/2012	$(9)
CAD	BBH	Buy	1,754	1,755	05/03/2012	(1)
CAD	CSFB	Buy	5,415	5,454	05/02/2012	(39)
CHF	BCLY	Sell	122	122	05/03/2012	–
CHF	CBK	Sell	399	399	05/02/2012	–
CHF	MSC	Sell	1,048	1,047	05/04/2012	(1)
EUR	CBK	Sell	1,594	1,597	05/03/2012	3
EUR	JPM	Buy	415	415	05/02/2012	–
GBP	CBK	Sell	1,575	1,571	05/01/2012	(4)
GBP	CBK	Sell	526	527	05/02/2012	1
GBP	DEUT	Sell	782	783	05/03/2012	1
HKD	CSFB	Sell	689	689	05/03/2012	–
JPY	JPM	Buy	261	257	05/02/2012	4
						$(45)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BBH	Brown Brothers Harriman & Co.
BCLY	Barclays Capital, Inc.
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley

Currency Abbreviations:
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Belgium	$8,052	$–	$8,052	$–
Brazil	16,454	16,454	–	–
Canada	19,389	19,389	–	–
Chile	2,955	2,955	–	–
China	11,780	–	11,780	–
Finland	3,849	–	3,849	–
France	71,833	–	71,833	–
Germany	17,633	–	17,633	–
Hong Kong	25,158	–	25,158	–
India	6,621	–	6,621	–
Ireland	10,060	5,003	5,057	–
Israel	9,496	9,496	–	–
Italy	10,652	–	10,652	–
Japan	65,021	–	65,021	–
Malaysia	1,171	–	1,171	–
Netherlands	13,004	9,003	4,001	–
Norway	7,465	–	7,465	–
Russia	2,893	2,893	–	–
South Korea	11,533	–	11,533	–
Sweden	18,592	–	18,592	–
Switzerland	49,694	–	49,694	–
Taiwan	19,080	–	19,080	–
United Kingdom	96,144	9,149	86,995	–
United States	6,410	6,410	–	–
Total	504,939	80,752	424,187	–
Short-Term Investments	23,649	–	23,649	–
Total	$528,588	$80,752	$447,836	$–
Foreign Currency Contracts*	9	–	9	–
Total	$9	$–	$9	$–
Liabilities:
Foreign Currency Contracts*	54	–	54	–
Total	$54	$–	$54	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $497,197)	$528,588
Cash	42
Foreign currency on deposit with custodian (cost $35)	35
Unrealized appreciation on foreign currency contracts	9
Receivables:
Investment securities sold	8,916
Fund shares sold	930
Dividends and interest	2,537
Other assets	79
Total assets	541,136
Liabilities:
Unrealized depreciation on foreign currency contracts	54
Payables:
Investment securities purchased	11,356
Fund shares redeemed	678
Investment management fees	65
Administrative fees	2
Distribution fees	20
Accrued expenses	127
Total liabilities	12,302
Net assets	$528,834
Summary of Net Assets:
Capital stock and paid-in-capital	$544,434
Undistributed net investment income	3,033
Accumulated net realized loss	(50,068)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	31,435
Net assets	$528,834

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.38/$15.22
Shares outstanding	18,397
Net assets	$264,572
Class B: Net asset value per share	$13.27
Shares outstanding	803
Net assets	$10,656
Class C: Net asset value per share	$13.05
Shares outstanding	2,549
Net assets	$33,273
Class I: Net asset value per share	$14.31
Shares outstanding	1,673
Net assets	$23,951
Class R3: Net asset value per share	$14.61
Shares outstanding	994
Net assets	$14,516
Class R4: Net asset value per share	$14.77
Shares outstanding	1,879
Net assets	$27,755
Class R5: Net asset value per share	$14.84
Shares outstanding	2,135
Net assets	$31,679
Class Y: Net asset value per share	$14.89
Shares outstanding	8,224
Net assets	$122,432

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$7,022
Interest	11
Less: Foreign tax withheld	(646)
Total investment income	6,387

Expenses:
Investment management fees	1,827
Administrative services fees	39
Transfer agent fees	476
Distribution fees
Class A	316
Class B	55
Class C	162
Class R3	30
Class R4	24
Custodian fees	30
Accounting services fees	44
Registration and filing fees	66
Board of Directors' fees	7
Audit fees	9
Other expenses	69
Total expenses (before waivers and fees paid indirectly)	3,154
Expense waivers	(140)
Transfer agent fee waivers	(18)
Commission recapture	(6)
Total waivers and fees paid indirectly	(164)
Total expenses, net	2,990
Net Investment Income	3,397
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(9,788)
Net realized loss on foreign currency contracts	(133)
Net realized loss on other foreign currency transactions	(113)
Net Realized Loss on Investments and Foreign Currency Transactions	(10,034)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	38,161
Net unrealized depreciation of foreign currency contracts	(101)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	148
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	38,208
Net Gain on Investments and Foreign Currency Transactions	28,174
Net Increase in Net Assets Resulting from Operations	$31,571

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$3,397	$6,152
Net realized gain (loss) on investments and foreign currency transactions	(10,034)	24,383
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	38,208	(76,393)
Net Increase (Decrease) In Net Assets Resulting From Operations	31,571	(45,858)
Distributions to Shareholders:
From net investment income
Class A	(2,860)	(289)
Class B	(41)	—
Class C	(167)	—
Class I	(364)	(24)
Class R3	(127)	(2)
Class R4	(207)	(9)
Class R5	(354)	(5)
Class Y	(1,880)	(313)
Total distributions	(6,000)	(642)
Capital Share Transactions:
Class A	(10,268)	(18,492)
Class B	(1,814)	(3,552)
Class C	(2,061)	(1,157)
Class I	3,862	9,728
Class R3	3,125	7,228
Class R4	15,124	5,265
Class R5	8,883	19,808
Class Y	1,984	(66,746)
Net increase (decrease) from capital share transactions	18,835	(47,918)
Net Increase (Decrease) In Net Assets	44,406	(94,418)
Net Assets:
Beginning of period	484,428	578,846
End of period	$528,834	$484,428
Undistributed (distribution in excess of) net investment income (loss)	$3,033	$5,636

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Opportunities Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford International Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

13

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

14

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

15

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

16

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$9	$—	$—	$—	$—	$9
Total	$—	$9	$—	$—	$—	$—	$9

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$54	$—	$—	$—	$—	$54
Total	$—	$54	$—	$—	$—	$—	$54

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

17

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(133)	$—	$—	$—	$—	$(133)
Total	$—	$(133)	$—	$—	$—	$—	$(133)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(101)	$—	$—	$—	$—	$(101)
Total	$—	$(101)	$—	$—	$—	$—	$(101)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

18

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$713	$5,729

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,636
Accumulated Capital Losses *	(32,442)
Unrealized Depreciation †	(14,365)
Total Accumulated Deficit	$(41,171)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(444)
Accumulated Net Realized Gain (Loss)	444

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

19

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$32,442
Total	$32,442

During the year ended October 31, 2011, the Fund utilized $27,722 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6400%
On next $2.5 billion	0.6350%
On next $5 billion	0.6300%
Over $10 billion	0.6250%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $4.5 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

20

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.30%
Class B	2.05
Class C	2.05
Class I	0.99
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.84

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $515 and contingent deferred sales charges of $13 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and

21

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $11.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.01%	39.14%
Class B	0.01	38.16
Class C	0.01	38.16
Class Y	0.01	39.90

22

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$257,432
Sales Proceeds Excluding U.S. Government Obligations	254,715

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,805	221	(2,794)	—	(768)	8,501	19	(10,482)	—	(1,962)
Amount	$24,818	$2,814	$(37,900)	$—	$(10,268)	$126,294	$289	$(145,075)	$—	$(18,492)
Class B
Shares	34	3	(180)	—	(143)	135	—	(400)	—	(265)
Amount	$437	$40	$(2,291)	$—	$(1,814)	$1,863	$—	$(5,415)	$—	$(3,552)
Class C
Shares	161	13	(343)	—	(169)	639	—	(739)	—	(100)
Amount	$2,030	$153	$(4,244)	$—	$(2,061)	$8,660	$—	$(9,817)	$—	$(1,157)
Class I
Shares	697	24	(425)	—	296	1,296	1	(668)	—	629
Amount	$9,386	$304	$(5,828)	$—	$3,862	$19,214	$22	$(9,508)	$—	$9,728
Class R3
Shares	289	10	(77)	—	222	599	—	(122)	—	477
Amount	$4,066	$127	$(1,068)	$—	$3,125	$9,023	$2	$(1,797)	$—	$7,228
Class R4
Shares	1,355	15	(302)	—	1,068	572	1	(230)	—	343
Amount	$19,084	$201	$(4,161)	$—	$15,124	$8,715	$9	$(3,459)	$—	$5,265
Class R5
Shares	842	27	(238)	—	631	1,388	—	(63)	—	1,325
Amount	$12,000	$354	$(3,471)	$—	$8,883	$20,727	$5	$(924)	$—	$19,808
Class Y
Shares	1,371	143	(1,375)	—	139	2,790	20	(7,209)	—	(4,399)
Amount	$19,635	$1,879	$(19,530)	$—	$1,984	$41,397	$312	$(108,455)	$—	$(66,746)
Total
Shares	6,554	456	(5,734)	—	1,276	15,920	41	(19,913)	—	(3,952)
Amount	$91,456	$5,872	$(78,493)	$—	$18,835	$235,893	$639	$(284,450)	$—	$(47,918)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	48	$667
For the Year Ended October 31, 2011	94	$1,373

23

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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25

The Hartford International Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$13.67	$0.09	$–	$0.77	$0.86	$(0.15)	$–	$–	$(0.15)	$0.71	$14.38
B	12.56	0.03	–	0.73	0.76	(0.05)	–	–	(0.05)	0.71	13.27
C	12.37	0.03	–	0.71	0.74	(0.06)	–	–	(0.06)	0.68	13.05
I	13.65	0.11	–	0.77	0.88	(0.22)	–	–	(0.22)	0.66	14.31
R3	13.90	0.08	–	0.79	0.87	(0.16)	–	–	(0.16)	0.71	14.61
R4	14.07	0.12	–	0.78	0.90	(0.20)	–	–	(0.20)	0.70	14.77
R5	14.16	0.13	–	0.78	0.91	(0.23)	–	–	(0.23)	0.68	14.84
Y	14.20	0.12	–	0.81	0.93	(0.24)	–	–	(0.24)	0.69	14.89

For the Year Ended October 31, 2011 (E)
A	14.68	0.14	–	(1.14)	(1.00)	(0.01)	–	–	(0.01)	(1.01)	13.67
B	13.58	0.02	–	(1.04)	(1.02)	–	–	–	–	(1.02)	12.56
C	13.37	0.03	–	(1.03)	(1.00)	–	–	–	–	(1.00)	12.37
I	14.62	0.20	–	(1.15)	(0.95)	(0.02)	–	–	(0.02)	(0.97)	13.65
R3	14.95	0.13	–	(1.17)	(1.04)	(0.01)	–	–	(0.01)	(1.05)	13.90
R4	15.10	0.17	–	(1.18)	(1.01)	(0.02)	–	–	(0.02)	(1.03)	14.07
R5	15.15	0.18	–	(1.15)	(0.97)	(0.02)	–	–	(0.02)	(0.99)	14.16
Y	15.19	0.21	–	(1.17)	(0.96)	(0.03)	–	–	(0.03)	(0.99)	14.20

For the Year Ended October 31, 2010 (E)
A	12.62	0.07	–	2.14	2.21	(0.15)	–	–	(0.15)	2.06	14.68
B	11.65	(0.03)	–	1.97	1.94	(0.01)	–	–	(0.01)	1.93	13.58
C	11.46	(0.02)	–	1.94	1.92	(0.01)	–	–	(0.01)	1.91	13.37
I	12.59	0.13	–	2.12	2.25	(0.22)	–	–	(0.22)	2.03	14.62
R3	12.88	0.05	–	2.17	2.22	(0.15)	–	–	(0.15)	2.07	14.95
R4	12.98	0.08	–	2.22	2.30	(0.18)	–	–	(0.18)	2.12	15.10
R5	13.04	0.14	–	2.21	2.35	(0.24)	–	–	(0.24)	2.11	15.15
Y	13.07	0.14	–	2.22	2.36	(0.24)	–	–	(0.24)	2.12	15.19

For the Year Ended October 31, 2009 (E)
A	10.23	0.13	–	2.50	2.63	(0.24)	–	–	(0.24)	2.39	12.62
B	9.40	0.08	–	2.31	2.39	(0.14)	–	–	(0.14)	2.25	11.65
C	9.29	0.04	–	2.28	2.32	(0.15)	–	–	(0.15)	2.17	11.46
I	10.25	0.05	–	2.60	2.65	(0.31)	–	–	(0.31)	2.34	12.59
R3	10.51	0.08	–	2.56	2.64	(0.27)	–	–	(0.27)	2.37	12.88
R4	10.58	0.14	–	2.56	2.70	(0.30)	–	–	(0.30)	2.40	12.98
R5	10.60	0.08	–	2.66	2.74	(0.30)	–	–	(0.30)	2.44	13.04
Y	10.62	0.19	–	2.57	2.76	(0.31)	–	–	(0.31)	2.45	13.07

For the Year Ended October 31, 2008 (E)
A	21.79	0.19	–	(8.49)	(8.30)	(0.06)	(3.20)	–	(3.26)	(11.56)	10.23
B	20.34	0.07	–	(7.81)	(7.74)	–	(3.20)	–	(3.20)	(10.94)	9.40
C	20.16	0.08	–	(7.75)	(7.67)	–	(3.20)	–	(3.20)	(10.87)	9.29
I(H)	17.53	0.06	–	(7.34)	(7.28)	–	–	–	–	(7.28)	10.25
R3	22.33	0.18	–	(8.77)	(8.59)	(0.03)	(3.20)	–	(3.23)	(11.82)	10.51
R4	22.39	0.05	–	(8.59)	(8.54)	(0.07)	(3.20)	–	(3.27)	(11.81)	10.58
R5	22.45	0.25	–	(8.78)	(8.53)	(0.12)	(3.20)	–	(3.32)	(11.85)	10.60
Y	22.48	0.29	–	(8.81)	(8.52)	(0.14)	(3.20)	–	(3.34)	(11.86)	10.62

For the Year Ended October 31, 2007
A	16.13	0.05	–	6.10	6.15	(0.06)	(0.43)	–	(0.49)	5.66	21.79
B	15.14	(0.07)	–	5.70	5.63	–	(0.43)	–	(0.43)	5.20	20.34
C	15.01	(0.07)	–	5.65	5.58	–	(0.43)	–	(0.43)	5.15	20.16
R3(J)	17.07	0.06	–	5.20	5.26	–	–	–	–	5.26	22.33
R4(J)	17.07	0.09	–	5.23	5.32	–	–	–	–	5.32	22.39
R5(J)	17.07	0.13	–	5.25	5.38	–	–	–	–	5.38	22.45
Y	16.67	0.05	–	6.39	6.44	(0.20)	(0.43)	–	(0.63)	5.81	22.48

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

6.47	%(F)	$264,572	1.39	%(G)	1.30	%(G)	1.30	%(G)	1.29	%(G)	53%
6.06	(F)	10,656	2.47	(G)	2.05	(G)	2.05	(G)	0.49	(G)	–
6.07	(F)	33,273	2.10	(G)	2.05	(G)	2.05	(G)	0.53	(G)	–
6.63	(F)	23,951	0.99	(G)	0.99	(G)	0.99	(G)	1.62	(G)	–
6.39	(F)	14,516	1.56	(G)	1.50	(G)	1.50	(G)	1.21	(G)	–
6.54	(F)	27,755	1.25	(G)	1.20	(G)	1.20	(G)	1.76	(G)	–
6.66	(F)	31,679	0.94	(G)	0.90	(G)	0.90	(G)	1.82	(G)	–
6.75	(F)	122,432	0.84	(G)	0.84	(G)	0.84	(G)	1.77	(G)	–

(6.80)		261,920	1.34		1.30		1.30		0.96		122
(7.51)		11,877	2.33		2.05		2.05		0.16		–
(7.48)		33,621	2.04		2.04		2.04		0.19		–
(6.49)		18,801	0.97		0.97		0.97		1.39		–
(6.97)		10,727	1.54		1.50		1.50		0.89		–
(6.73)		11,406	1.23		1.20		1.20		1.12		–
(6.40)		21,285	0.94		0.90		0.90		1.22		–
(6.37)		114,791	0.82		0.82		0.82		1.38		–

17.56		310,049	1.47		1.42		1.42		0.54		106
16.70		16,434	2.44		2.19		2.19		(0.24)		–
16.72		37,671	2.16		2.15		2.15		(0.19)		–
18.01		10,933	1.08		1.08		1.08		1.02		–
17.28		4,413	1.63		1.59		1.59		0.38		–
17.76		7,066	1.29		1.27		1.27		0.63		–
18.12		2,704	0.99		0.97		0.97		1.04		–
18.20		189,576	0.90		0.90		0.90		1.05		–

26.36		207,600	1.65		1.42		1.42		1.20		168
25.85		17,390	2.74		1.84		1.84		0.85		–
25.38		28,852	2.34		2.23		2.23		0.45		–
26.81		2,230	1.25		1.23		1.23		0.51		–
25.94		466	1.85		1.82		1.82		0.72		–
26.42		1,769	1.38		1.38		1.38		1.29		–
26.67		210	1.09		1.09		1.09		0.62		–
26.94		133,962	0.96		0.96		0.96		1.73		–

(44.50)		151,147	1.47		1.47		1.47		1.23		150
(44.86)		17,068	2.45		2.11		2.11		0.50		–
(44.92)		23,743	2.20		2.20		2.20		0.54		–
(41.53	)(F)	143	1.00	(G)	1.00	(G)	1.00	(G)	1.19	(G)	–
(44.70)		74	1.99		1.79		1.79		1.13		–
(44.39)		1,003	1.52		1.52		1.52		0.54		–
(44.32)		10	1.10		1.10		1.10		1.57		–
(44.22)		71,555	0.94		0.94		0.94		1.74		–

39.15	(I)	241,239	1.49		1.49		1.49		0.31		147
38.17	(I)	37,545	2.46		2.18		2.18		(0.39)		–
38.17	(I)	31,076	2.21		2.21		2.21		(0.42)		–
30.81	(F)	28	1.71	(G)	1.71	(G)	1.71	(G)	0.40	(G)	–
31.17	(F)	13	1.41	(G)	1.41	(G)	1.41	(G)	0.53	(G)	–
31.52	(F)	13	1.11	(G)	1.11	(G)	1.11	(G)	0.83	(G)	–
39.91	(I)	127,314	0.95		0.95		0.95		0.84		–

27

The Hartford International Opportunities Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 30, 2008.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(J)	Commenced operations on December 22, 2006.

28

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

30

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford International Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,064.70	$6.67	$1,000.00	$1,018.40	$6.52	1.30%	182	366
Class B	$1,000.00	$1,060.60	$10.50	$1,000.00	$1,014.67	$10.26	2.05	182	366
Class C	$1,000.00	$1,060.70	$10.50	$1,000.00	$1,014.67	$10.27	2.05	182	366
Class I	$1,000.00	$1,066.30	$5.09	$1,000.00	$1,019.93	$4.98	0.99	182	366
Class R3	$1,000.00	$1,063.90	$7.70	$1,000.00	$1,017.40	$7.53	1.50	182	366
Class R4	$1,000.00	$1,065.40	$6.17	$1,000.00	$1,018.89	$6.03	1.20	182	366
Class R5	$1,000.00	$1,066.60	$4.63	$1,000.00	$1,020.39	$4.52	0.90	182	366
Class Y	$1,000.00	$1,067.50	$4.33	$1,000.00	$1,020.68	$4.23	0.84	182	366

32

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-IO12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford International Small Company Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford International Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Small Company Fund inception 04/30/2001

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
International Small Company A#	8.15%	-7.93%	-1.76%	9.24%
International Small Company A##		-12.99%	-2.87%	8.62%
International Small Company B#	7.76%	-8.58%	-2.40%	NA *
International Small Company B##		-13.15%	-2.74%	NA *
International Small Company C#	7.71%	-8.65%	-2.50%	8.43%
International Small Company C##		-9.56%	-2.50%	8.43%
International Small Company I#	8.40%	-7.48%	-1.38%	9.45%
International Small Company R3#	8.12%	-8.00%	-1.50%	9.62%
International Small Company R4#	8.32%	-7.71%	-1.39%	9.69%
International Small Company R5#	8.44%	-7.47%	-1.28%	9.74%
International Small Company Y#	8.41%	-7.48%	-1.26%	9.75%
S&P EPAC SmallCap Index	5.02%	-12.01%	-3.59%	10.13%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Small Company Fund

Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Daniel Maguire, CFA	Simon H. Thomas
Director and Equity Research Analyst	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Small Company Fund returned 8.15%, before sales charges, for the six-month period ended April 30, 2012, outperforming its benchmark, the S&P EPAC SmallCap Index, which returned 5.02% for the same period. The Fund underperformed the 8.56% return of the average fund in the Lipper International Small/Mid Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period as investors generally shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic data. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, global equities retreated for the first time in five months as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster U.S. labor report, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors. Within the benchmark, Energy (+8%), Consumer Staples (+8%), and Information Technology (+7%), gained the most during the period. Materials (0%), Utilities (+1%), and Financials (+2%) lagged on a relative basis.

Stock selection, which was positive in six of the ten broad economic sectors of the market, contributed positively to benchmark-relative performance. Stock selection was strongest within Consumer Discretionary, Financials, and Energy and was weakest within Information Technology and Utilities. Sector allocation, a fall-out of the bottom-up stock selection process (i.e. stock by stock fundamental research), also contributed positively to the Fund’s relative performance, in part due to an overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to Energy and an underweight to Financials.

Top contributors to absolute and relative returns were NRW Holdings (Industrials), Salvatore Ferragamo (Consumer Discretionary), and Dufry (Consumer Discretionary). Shares of NRW, an Australia-based mining services provider, climbed during the period. In a volatile market environment, investors appreciated how little impact short-term commodity price swings had on the company’s business, which is growing in line with the long-term structural increase in mining activity. In addition, the company’s earnings gained visibility as it signed long-term contracts with guaranteed payments over the period. Salvatore Ferragamo, an Italy-based producer and seller of luxury shoes and handbags, also rose sharply as the company has delivered strong earnings in the midst of investor concern about the European domestic market and announced an optimistic outlook for EPS growth for 2012. Shares of Dufry, a Switzerland-based company which operates travel retail shops in airports and other travel locations worldwide, performed strongly over the period as the company beat earnings expectations.

Among the largest detractors from absolute and relative performance during the period were Thomas Cook Group (Consumer Discretionary), D’ieteren (Consumer Discretionary), and Chemring Group (Industrials) . Thomas Cook Group is a U.K.-based travel agent with a pan-European customer base. The stock dropped sharply over the period as European consumer spending on travel declined and the company issued a profit warning and went to its banks for additional capital, generating concern over the company’s debt levels. Based in Belgium, D’ieteren is engaged in vehicle glass repair and windshield replacement worldwide and operates an auto distribution business in Belgium. Shares fell during the period as warmer weather in Europe and the U.S. led to fewer car accidents, reducing demand for the company's windshield replacement services. Chemring is a U.K.-based company that manufactures disposable items, such as flares, pyrotechnics and bullets, for the military, deriving 50% of its revenues from the U.S. military. The stock dropped due to concerns about the potential impact of U.S. military budget cuts.

What is the outlook?

We continue to focus our analysis at the individual company level, seeking to identify companies with above average growth possessing what we believe to be strong market positions, skilled management teams, and solid balance sheets. We believe these holdings are well positioned to perform across a number of different economic scenarios.

3

The Hartford International Small Company Fund

Manager Discussion – (continued)
April 30, 2012 (Unaudited)

At the end of the period, we were most overweight in Consumer Discretionary, Industrials, and Energy, and most underweight in Financials relative to the benchmark. On a regional basis, our greatest underweight position relative to the benchmark at the end of the period was to Europe. This was offset by overweight positions in Japan and Emerging Markets.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	3.4%
Capital Goods (Industrials)	18.0
Commercial & Professional Services (Industrials)	6.3
Consumer Durables & Apparel (Consumer Discretionary)	8.5
Consumer Services (Consumer Discretionary)	5.5
Diversified Financials (Financials)	6.3
Energy (Energy)	6.6
Food & Staples Retailing (Consumer Staples)	2.9
Food, Beverage & Tobacco (Consumer Staples)	0.8
Health Care Equipment & Services (Health Care)	4.2
Household & Personal Products (Consumer Staples)	0.9
Materials (Materials)	8.4
Media (Consumer Discretionary)	1.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.1
Real Estate (Financials)	2.7
Retailing (Consumer Discretionary)	8.4
Semiconductors & Semiconductor Equipment (Information Technology)	1.1
Software & Services (Information Technology)	4.3
Technology Hardware & Equipment (Information Technology)	0.5
Transportation (Industrials)	2.8
Utilities (Utilities)	0.6
Short-Term Investments	4.5
Other Assets and Liabilities	(1.7)
Total	100.0%

Currency Concentration of Securities at April 30, 2012

Percentage of
Description	Net Assets
Australian Dollar	9.7%
Brazilian Real	1.7
British Pound	16.2
Danish Kroner	0.9
Euro	24.5
Hong Kong Dollar	3.4
Japanese Yen	32.2
Norwegian Krone	2.2
Republic of Korea Won	1.4
Singapore Dollar	0.8
Swedish Krona	0.5
Swiss Franc	2.2
United States Dollar	6.0
Other Assets and Liabilities	(1.7)
Total	100.0%

4

The Hartford International Small Company Fund

Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2%
	Australia - 10.0%
304	Aquarius Platinum Ltd.	$646
362	Boral Ltd.	1,415
15	Cochlear Ltd.	1,008
201	Domino's Pizza Enterprises Ltd. ‡	2,057
238	Karoon Gas Australia Ltd. ●	1,586
55	Monadelphous Group Ltd.	1,311
819	NRW Holdings Ltd.	3,459
265	SAI Global Ltd.	1,445
222	Seek Ltd.	1,641
64	Sims Metal Management Ltd.	934
598	Skilled Group Ltd. ‡	1,519
66	Worleyparsons Ltd.	1,930
		18,951
	Austria - 2.5%
48	Andritz AG ☼	2,507
15	Schoeller-Bleckmann Oilfield Equipment AG ☼	1,363
67	Zumbotel AG ☼	928
		4,798
	Belgium - 1.8%
23	CFE ☼	1,336
47	D'ieteren S.A. ☼	2,080
		3,416
	Brazil - 1.7%
119	Arezzo Industria e Comercio S.A.	1,844
78	Localiza Rent a Car S.A. ☼	1,332
		3,176
	Denmark - 0.9%
71	DSV A/S	1,625

	Finland - 1.8%
38	Nokian Rendaat Oyj ☼	1,808
77	Tikkurila Oy ☼	1,572
		3,380
	France - 5.3%
11	Bollore ☼	2,445
56	CFAO ☼	2,397
26	Eurazeo ☼	1,354
29	Imerys S.A. ☼	1,638
14	Vallourec ☼	826
19	Wendel ☼	1,398
		10,058
	Germany - 4.9%
13	Delticom AG	1,289
65	Gildemeister	1,331
45	MTU Aero Engines Holdings AG	3,830
17	Rheinmetall AG	967
41	STRATEC Biomedical AG	1,933
		9,350
	Hong Kong - 3.4%
72	ASM Pacific Technology	974
1,777	China Automation Group	488
1,372	Daphne International Holdings Ltd.	1,950
1,831	Microport Scientific Corp.	862
1,794	Techtronic Industries Co., Ltd.	2,152
		6,426
	Italy - 4.7%
103	Brunello Cucinelli S.p.A. ☼	1,631
880	Immobiliare Grande Distribuzione ☼	942
130	Pirelli & Co. S.p.A. ☼	1,578
167	Safilo Group S.p.A. ☼	1,098
105	Salvatore Ferragamo Italia S.p.A. ●☼	2,576
79	Yoox S.p.A. ●☼	1,137
		8,962
	Japan - 32.2%
65	Acom Co., Ltd. ☼	1,407
222	Amada Co., Ltd. ☼	1,507
48	Benesse Holdings, Inc. ☼	2,373
48	Cosmos Pharmaceutical Corp. ☼	2,702
1	Cyberagent, Inc. ☼	2,017
63	DeNa Co., Ltd. ☼	1,961
189	Denki Kagaku Kogyo K K ☼	732
19	Disco Corp. ☼	1,159
48	Don Quijote Co. ☼	1,761
148	Fuji Heavy Industries Ltd. ☼	1,116
301	Hino Motors Ltd. ☼	2,129
124	Hitachi Metals Ltd. ☼	1,545
44	Hoshizaki Electric Co., Ltd. ☼	1,050
64	IBJ Leasing Co., Ltd. ☼	1,727
575	Ihi Corp. ☼	1,391
55	Jafco Co., Ltd. ☼	1,295
26	Japan Petroleum Exploration Co., Ltd. ☼	1,168
145	Japan Steel Works Ltd. ☼	882
83	Kakaku.com, Inc. ☼	2,575
8	Kenedix, Inc. ●☼	1,359
73	Konami Corp. ☼	2,097
173	Makino Milling Machine Co. ☼	1,252
244	Matsui Securities Co., Ltd. ☼	1,493
—	Message Co., Ltd. ☼	1,726
210	Mitsubishi Gas Chemical Co. ☼	1,376
119	Mori Seiki Co., Ltd. ☼	1,183
186	Nhk Spring Co., Ltd. ☼	1,939
302	Nihon Nohyaku Co., Ltd. ☼	1,363
238	Nikkiso Co., Ltd. ☼	2,499
229	Nippon Denko Co., Ltd. ☼	961
45	Pigeon Corp. ☼	1,776
81	Sega Sammy Holdings, Inc. ☼	1,704
216	Shionogi & Co., Ltd. ☼	2,821
79	Square Enix Holdings Co., Ltd. ☼	1,550
56	Start Today Co., Ltd. ☼	866
352	Teijin Ltd. ☼	1,184
58	Tokyo Ohka Kogyo Co., Ltd. ☼	1,247
51	Yamato Kogyo Co. ☼	1,448
110	Yaskawa Electric Corp. ☼	958
		61,299
	Luxembourg - 1.1%
115	Reinet Investments S.A. ●☼	2,079

	Netherlands - 1.3%
16	Fugro N.V. - CVA ☼	1,165
10	HAL Trust ☼	1,241
		2,406
	Norway - 2.2%
110	Kongsberg Gruppen ASA	2,133
140	Petroleum Geo-Services ●☼	2,112
		4,245
	Russia - 1.5%
172	O'Key Group S.A. ■‡	1,521

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund

Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Russia - 1.5% - (continued)
76	Pharmstandard ●§‡	$1,339
		2,860
	Singapore - 0.8%
1,317	Indofood Agri Resources Ltd. ●☼	1,509

	South Korea - 1.4%
8	Green Cross Corp.	911
39	Hotel Shilla Co., Ltd.	1,814
		2,725
	Spain - 1.1%
261	Distribuidora Internacional De Alimentacion S.A. ●☼	1,255
36	Grifols S.A.	903
		2,158
	Sweden - 0.5%
43	Electrolux Ab Series B ☼	950

	Switzerland - 2.2%
31	Dufry Group ☼	4,170

	United Kingdom - 15.9%
70	APR Energy plc ●	1,134
349	Babcock International Group plc	4,717
153	Chemring Group plc	809
1,657	Debenhams plc	2,222
399	Domino's Pizza UK & IRL plc	2,850
1,074	Hansteen Holdings plc	1,279
818	Hays plc	1,187
97	Hunting plc	1,496
181	IG Group Holdings plc	1,358
191	James Fisher & Sons plc	1,761
67	Kier Group plc	1,263
338	Mears Group plc	1,436
217	Persimmon plc	2,210
65	Rightmove	1,630
256	Savills plc	1,485
418	Tui Travel plc	1,298
79	Ultra Electronics Holdings plc	2,169
		30,304
	Total common stocks
	(cost $168,626)	$184,847

	Total long-term investments (cost $168,626)	$184,847

SHORT-TERM INVESTMENTS - 4.5%
	Repurchase Agreements - 4.5%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $2,133,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $2,175)
$2,133	0.20%, 04/30/2012	$2,133
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $2,857, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $2,914)
2,857	0.20%, 04/30/2012	2,857
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1,128, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $1,151)
1,128	0.21%, 04/30/2012	1,128
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $935, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $953)
935	0.19%, 04/30/2012	935
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 0.75%, 2013, value of $1)
1	0.17%, 04/30/2012	1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1,534, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $1,565)
1,534	0.21%, 04/30/2012	1,534
		8,588
	Total short-term investments
	(cost $8,588)	$8,588

Total investments
(cost $177,214) ▲	101.7%	$193,435
Other assets and liabilities	(1.7)%	(3,154)
Total net assets	100.0%	$190,281

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $180,958 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,815
Unrealized Depreciation	(15,338)
Net Unrealized Appreciation	$12,477

●	Non-income producing.
‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $1,521, which represents 0.8% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $1,339, which represents 0.7% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $5,262 at April 30, 2012.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
AUD	CBK	Buy	$36	$36	05/03/2012	$–
AUD	MSC	Sell	1,375	1,369	05/01/2012	(6)
AUD	MSC	Buy	452	451	05/02/2012	1
CHF	BCLY	Buy	114	114	05/03/2012	–
DKK	CBK	Buy	44	44	05/02/2012	–
EUR	CBK	Buy	1,646	1,649	05/03/2012	(3)
EUR	CBK	Sell	269	269	05/02/2012	–
EUR	DEUT	Sell	829	829	05/04/2012	–
GBP	CBK	Buy	838	840	05/02/2012	(2)
HKD	SSG	Buy	179	179	05/02/2012	–
JPY	CSFB	Buy	2,071	2,049	05/07/2012	22
NOK	CBK	Buy	58	58	05/03/2012	–
SEK	CBK	Buy	947	948	05/03/2012	(1)
SGD	HSBC	Buy	43	43	05/03/2012	–
						$11

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund

Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays Capital, Inc.
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
MSC	Morgan Stanley
SSG	State Street Global Markets LLC

Currency Abbreviations:
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Denmark Krone
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund

Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$184,847	$10,562	$174,285	$–
Short-Term Investments	8,588	–	8,588	–
Total	$193,435	$10,562	$182,873	$–
Foreign Currency Contracts *	23	–	23	–
Total	$23	$–	$23	$–
Liabilities:
Foreign Currency Contracts *	12	–	12	–
Total	$12	$–	$12	$–

♦	For the six-month period ended April 30, 2012, investments valued at $7,325 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund

Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $177,214)	$193,435
Cash	—
Foreign currency on deposit with custodian (cost $8)	8
Unrealized appreciation on foreign currency contracts	23
Receivables:
Investment securities sold	3,349
Fund shares sold	35
Dividends and interest	843
Other assets	78
Total assets	197,771
Liabilities:
Unrealized depreciation on foreign currency contracts	12
Payables:
Investment securities purchased	7,241
Fund shares redeemed	168
Investment management fees	28
Administrative fees	—
Distribution fees	5
Accrued expenses	36
Total liabilities	7,490
Net assets	$190,281
Summary of Net Assets:
Capital stock and paid-in-capital	$231,064
Distributions in excess of net investment loss	(329)
Accumulated net realized loss	(56,700)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	16,246
Net assets	$190,281

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.97/$13.72
Shares outstanding	3,853
Net assets	$49,999
Class B: Net asset value per share	$12.36
Shares outstanding	458
Net assets	$5,659
Class C: Net asset value per share	$12.15
Shares outstanding	755
Net assets	$9,172
Class I: Net asset value per share	$12.89
Shares outstanding	680
Net assets	$8,763
Class R3: Net asset value per share	$13.08
Shares outstanding	260
Net assets	$3,395
Class R4: Net asset value per share	$13.11
Shares outstanding	75
Net assets	$981
Class R5: Net asset value per share	$13.13
Shares outstanding	12
Net assets	$160
Class Y: Net asset value per share	$13.13
Shares outstanding	8,538
Net assets	$112,152

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Small Company Fund

Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,720
Interest	2
Less: Foreign tax withheld	(144)
Total investment income	1,578

Expenses:
Investment management fees	801
Administrative services fees	3
Transfer agent fees	123
Distribution fees
Class A	59
Class B	28
Class C	44
Class R3	6
Class R4	1
Custodian fees	13
Accounting services fees	16
Registration and filing fees	49
Board of Directors' fees	3
Audit fees	7
Other expenses	21
Total expenses (before waivers and fees paid indirectly)	1,174
Expense waivers	(22)
Transfer agent fee waivers	(27)
Commission recapture	—
Total waivers and fees paid indirectly	(49)
Total expenses, net	1,125
Net Investment Income	453
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(4,976)
Net realized loss on foreign currency contracts	(64)
Net realized gain on other foreign currency transactions	19
Net Realized Loss on Investments and Foreign Currency Transactions	(5,021)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	19,539
Net unrealized appreciation of foreign currency contracts	33
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(4)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	19,568
Net Gain on Investments and Foreign Currency Transactions	14,547
Net Increase in Net Assets Resulting from Operations	$15,000

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Small Company Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$453	$1,504
Net realized gain (loss) on investments and foreign currency transactions	(5,021)	20,148
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	19,568	(27,480)
Net Increase (Decrease) In Net Assets Resulting From Operations	15,000	(5,828)
Distributions to Shareholders:
From net investment income
Class A	(135)	(535)
Class B	—	(22)
Class C	—	(37)
Class I	(68)	(133)
Class R3	(10)	(2)
Class R4	(4)	(1)
Class R5	(1)	(2)
Class Y	(977)	(1,690)
Total distributions	(1,195)	(2,422)
Capital Share Transactions:
Class A	(4,339)	(448)
Class B	(936)	(1,437)
Class C	(887)	(1,280)
Class I	813	57
Class R3	1,096	2,110
Class R4	554	251
Class R5	23	6
Class Y	(1,495)	(1,395)
Net decrease from capital share transactions	(5,171)	(2,136)
Net Increase (Decrease) In Net Assets	8,634	(10,386)
Net Assets:
Beginning of period	181,647	192,033
End of period	$190,281	$181,647
Undistributed (distribution in excess of) net investment income (loss)	$(329)	$413

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Small Company Fund

Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford International Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

13

The Hartford International Small Company Fund

Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

14

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

15

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into,

16

and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$23	$—	$—	$—	$—	$23
Total	$—	$23	$—	$—	$—	$—	$23

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$12	$—	$—	$—	$—	$12
Total	$—	$12	$—	$—	$—	$—	$12

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

17

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(64)	$—	$—	$—	$—	$(64)
Total	$—	$(64)	$—	$—	$—	$—	$(64)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$33	$—	$—	$—	$—	$33
Total	$—	$33	$—	$—	$—	$—	$33

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

18

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$2,422	$2,066

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$938
Accumulated Capital Losses *	(48,460)
Unrealized Depreciation †	(7,066)
Total Accumulated Deficit	$(54,588)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,268
Accumulated Net Realized Gain (Loss)	(1,268)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

19

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$1,656
2017	46,804
Total	$48,460

During the year ended October 31, 2011, the Fund utilized $17,670 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

20

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.54%
Class B	2.30
Class C	2.30
Class I	1.05
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $47 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee

21

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $4.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	10	4%
Class R4	10	13
Class R5	10	83

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$41,499
Sales Proceeds Excluding U.S. Government Obligations	50,937

22

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	268	12	(653)	—	(373)	1,075	40	(1,150)	—	(35)
Amount	$3,199	$130	$(7,668)	$—	$(4,339)	$14,062	$515	$(15,025)	$—	$(448)
Class B
Shares	5	—	(87)	—	(82)	33	2	(151)	—	(116)
Amount	$56	$—	$(992)	$—	$(936)	$413	$21	$(1,871)	$—	$(1,437)
Class C
Shares	36	—	(116)	—	(80)	128	3	(238)	—	(107)
Amount	$402	$—	$(1,289)	$—	$(887)	$1,570	$34	$(2,884)	$—	$(1,280)
Class I
Shares	102	2	(33)	—	71	225	3	(234)	—	(6)
Amount	$1,185	$17	$(389)	$—	$813	$2,950	$33	$(2,926)	$—	$57
Class R3
Shares	120	1	(31)	—	90	226	—	(66)	—	160
Amount	$1,458	$10	$(372)	$—	$1,096	$2,959	$2	$(851)	$—	$2,110
Class R4
Shares	61	1	(16)	—	46	24	—	(5)	—	19
Amount	$737	$4	$(187)	$—	$554	$317	$1	$(67)	$—	$251
Class R5
Shares	2	—	—	—	2	—	—	—	—	—
Amount	$22	$1	$—	$—	$23	$4	$2	$—	$—	$6
Class Y
Shares	1,038	88	(1,201)	—	(75)	1,551	130	(1,806)	—	(125)
Amount	$12,062	$977	$(14,534)	$—	$(1,495)	$20,060	$1,690	$(23,145)	$—	$(1,395)
Total
Shares	1,632	104	(2,137)	—	(401)	3,262	178	(3,650)	—	(210)
Amount	$19,121	$1,139	$(25,431)	$—	$(5,171)	$42,335	$2,298	$(46,769)	$—	$(2,136)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	24	$286
For the Year Ended October 31, 2011	27	$358

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

23

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

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25

The Hartford International Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$12.03	$0.01	$–	$0.96	$0.97	$(0.03)	$–	$–	$(0.03)	$0.94	$12.97
B	11.47	(0.03)	–	0.92	0.89	–	–	–	–	0.89	12.36
C	11.28	(0.03)	–	0.90	0.87	–	–	–	–	0.87	12.15
I	12.00	0.05	–	0.94	0.99	(0.10)	–	–	(0.10)	0.89	12.89
R3	12.16	0.02	–	0.96	0.98	(0.06)	–	–	(0.06)	0.92	13.08
R4	12.20	0.04	–	0.96	1.00	(0.09)	–	–	(0.09)	0.91	13.11
R5	12.22	0.05	–	0.96	1.01	(0.10)	–	–	(0.10)	0.91	13.13
Y	12.23	0.05	–	0.96	1.01	(0.11)	–	–	(0.11)	0.90	13.13

For the Year Ended October 31, 2011 (E)
A	12.56	0.07	–	(0.47)	(0.40)	(0.13)	–	–	(0.13)	(0.53)	12.03
B	11.97	(0.04)	–	(0.43)	(0.47)	(0.03)	–	–	(0.03)	(0.50)	11.47
C	11.78	(0.03)	–	(0.43)	(0.46)	(0.04)	–	–	(0.04)	(0.50)	11.28
I	12.53	0.12	–	(0.46)	(0.34)	(0.19)	–	–	(0.19)	(0.53)	12.00
R3	12.72	0.09	–	(0.50)	(0.41)	(0.15)	–	–	(0.15)	(0.56)	12.16
R4	12.74	0.12	–	(0.50)	(0.38)	(0.16)	–	–	(0.16)	(0.54)	12.20
R5	12.75	0.13	–	(0.47)	(0.34)	(0.19)	–	–	(0.19)	(0.53)	12.22
Y	12.76	0.14	–	(0.48)	(0.34)	(0.19)	–	–	(0.19)	(0.53)	12.23

For the Year Ended October 31, 2010 (E)
A	10.74	0.02	–	1.92	1.94	(0.12)	–	–	(0.12)	1.82	12.56
B	10.28	(0.07)	–	1.84	1.77	(0.08)	–	–	(0.08)	1.69	11.97
C	10.10	(0.07)	–	1.80	1.73	(0.05)	–	–	(0.05)	1.68	11.78
I	10.70	0.07	–	1.91	1.98	(0.15)	–	–	(0.15)	1.83	12.53
R3(H)	10.20	–	–	2.52	2.52	–	–	–	–	2.52	12.72
R4(H)	10.20	0.02	–	2.52	2.54	–	–	–	–	2.54	12.74
R5(H)	10.20	0.04	–	2.51	2.55	–	–	–	–	2.55	12.75
Y	10.89	0.07	–	1.96	2.03	(0.16)	–	–	(0.16)	1.87	12.76

For the Year Ended October 31, 2009
A	7.45	0.08	–	3.21	3.29	–	–	–	–	3.29	10.74
B	7.16	0.02	–	3.10	3.12	–	–	–	–	3.12	10.28
C	7.06	(0.01)	–	3.05	3.04	–	–	–	–	3.04	10.10
I	7.47	0.06	–	3.23	3.29	(0.06)	–	–	(0.06)	3.23	10.70
Y	7.60	0.09	–	3.27	3.36	(0.07)	–	–	(0.07)	3.29	10.89

For the Year Ended October 31, 2008 (E)
A	17.99	0.10	–	(8.53)	(8.43)	(0.16)	(1.95)	–	(2.11)	(10.54)	7.45
B	17.35	0.02	–	(8.20)	(8.18)	(0.06)	(1.95)	–	(2.01)	(10.19)	7.16
C	17.16	–	–	(8.08)	(8.08)	(0.07)	(1.95)	–	(2.02)	(10.10)	7.06
I	18.02	0.11	–	(8.48)	(8.37)	(0.23)	(1.95)	–	(2.18)	(10.55)	7.47
Y	18.26	0.18	–	(8.66)	(8.48)	(0.23)	(1.95)	–	(2.18)	(10.66)	7.60

For the Year Ended October 31, 2007
A	16.19	0.03	–	3.92	3.95	(0.15)	(2.00)	–	(2.15)	1.80	17.99
B	15.72	(0.05)	–	3.76	3.71	(0.08)	(2.00)	–	(2.08)	1.63	17.35
C	15.55	(0.02)	–	3.69	3.67	(0.06)	(2.00)	–	(2.06)	1.61	17.16
I(I)	17.10	0.02	–	0.90	0.92	–	–	–	–	0.92	18.02
Y	16.37	0.02	–	4.06	4.08	(0.19)	(2.00)	–	(2.19)	1.89	18.26

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.
(I)	Commenced operations on May 31, 2007.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

8.15	%(F)	$49,999	1.63	%(G)	1.54	%(G)	1.54	%(G)	0.23	%(G)	23%
7.76	(F)	5,659	2.64	(G)	2.30	(G)	2.30	(G)	(0.56)	(G)	–
7.71	(F)	9,172	2.38	(G)	2.30	(G)	2.30	(G)	(0.53)	(G)	–
8.40	(F)	8,763	1.07	(G)	1.05	(G)	1.05	(G)	0.76	(G)	–
8.12	(F)	3,395	1.73	(G)	1.65	(G)	1.65	(G)	0.28	(G)	–
8.32	(F)	981	1.44	(G)	1.35	(G)	1.35	(G)	0.62	(G)	–
8.44	(F)	160	1.17	(G)	1.05	(G)	1.05	(G)	0.77	(G)	–
8.41	(F)	112,152	1.02	(G)	1.00	(G)	1.00	(G)	0.77	(G)	–

(3.28)		50,854	1.59		1.55		1.55		0.51		69
(3.91)		6,188	2.55		2.30		2.30		(0.29)		–
(3.93)		9,420	2.34		2.30		2.30		(0.27)		–
(2.82)		7,309	1.09		1.07		1.07		0.94		–
(3.31)		2,065	1.71		1.65		1.65		0.73		–
(3.10)		356	1.44		1.35		1.35		0.90		–
(2.77)		126	1.12		1.05		1.05		0.99		–
(2.72)		105,329	1.02		1.00		1.00		1.03		–

18.22		53,514	1.63		1.57		1.57		0.14		97
17.28		7,850	2.60		2.32		2.32		(0.63)		–
17.23		11,103	2.37		2.32		2.32		(0.62)		–
18.76		7,698	1.08		1.08		1.08		0.63		–
24.71	(F)	125	1.73	(G)	1.65	(G)	1.65	(G)	0.08	(G)	–
24.90	(F)	125	1.43	(G)	1.36	(G)	1.36	(G)	0.38	(G)	–
25.00	(F)	125	1.12	(G)	1.06	(G)	1.06	(G)	0.68	(G)	–
18.83		111,493	1.02		1.02		1.02		0.68		–

44.16		53,517	1.81		1.39		1.39		0.64		151
43.58		8,798	2.89		1.80		1.80		0.25		–
43.06		11,713	2.55		2.14		2.14		(0.10)		–
44.32		7,255	1.09		1.09		1.09		0.59		–
44.48		85,937	1.05		1.05		1.05		1.06		–

(52.67)		48,739	1.52		1.52		1.52		0.79		121
(52.96)		7,392	2.53		2.13		2.13		0.18		–
(53.00)		10,563	2.28		2.28		2.28		0.02		–
(52.43)		1,497	1.16		1.16		1.16		1.23		–
(52.32)		55,020	1.01		1.01		1.01		1.36		–

27.90		153,290	1.49		1.49		1.49		0.33		96
26.97		19,562	2.44		2.26		2.26		(0.47)		–
26.98		33,033	2.23		2.23		2.23		(0.43)		–
5.38	(F)	174	1.19	(G)	1.19	(G)	1.19	(G)	0.77	(G)	–
28.48		132,411	1.01		1.01		1.01		0.75		–

27

The Hartford International Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

28

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

29

The Hartford International Small Company Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford International Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,081.50	$8.00	$1,000.00	$1,017.18	$7.75	1.54%	182	366
Class B	$1,000.00	$1,077.60	$11.87	$1,000.00	$1,013.43	$11.51	2.30	182	366
Class C	$1,000.00	$1,077.10	$11.86	$1,000.00	$1,013.45	$11.49	2.30	182	366
Class I	$1,000.00	$1,084.00	$5.44	$1,000.00	$1,019.64	$5.27	1.05	182	366
Class R3	$1,000.00	$1,081.20	$8.55	$1,000.00	$1,016.65	$8.28	1.65	182	366
Class R4	$1,000.00	$1,083.20	$7.01	$1,000.00	$1,018.14	$6.79	1.35	182	366
Class R5	$1,000.00	$1,084.40	$5.45	$1,000.00	$1,019.64	$5.28	1.05	182	366
Class Y	$1,000.00	$1,084.10	$5.18	$1,000.00	$1,019.89	$5.02	1.00	182	366

31

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-ISC12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford International Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford International Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Value Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 5/28/10 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
International Value A#	4.16%	-11.73%	10.03%
International Value A##		-16.58%	6.84%
International Value C#	3.84%	-12.30%	9.28%
International Value C##		-13.18%	9.28%
International Value I#	4.44%	-11.30%	10.45%
International Value R3#	4.04%	-11.92%	9.74%
International Value R4#	4.29%	-11.61%	10.11%
International Value R5#	4.36%	-11.38%	10.39%
International Value Y#	4.44%	-11.22%	10.55%
MSCI EAFE Value Index	0.41%	-15.02%	6.51%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Value Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Manager
Theodore B.P. Jayne, CFA
Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Value Fund returned 4.16%, before sales charge, for the six-month period ended April 30, 2012, outperforming the benchmark, the MSCI EAFE Value Index, which returned 0.41% for the same period. The Fund outperformed the 4.01% return of the average fund in the Lipper International Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period as investors generally shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic data. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, global equities retreated for the first time in five months as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster U.S. labor report, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

Within the index, Consumer Discretionary (+9%), Health Care (+3%), and Materials (+3%) gained the most during the period. Information Technology (-10%), Telecommunication Services (-10%), and Utilities (-5%) lagged.

Security selection, which was strongest in Information Technology, Utilities, and Energy contributed positively to benchmark-relative performance. This was partially offset by weaker stock selection in Materials and Consumer Discretionary. Sector positioning, which is a result of bottom-up stock selection decisions (i.e. stock by stock fundamental research), detracted slightly from benchmark-relative returns during the period. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology and underweight to Financial Services detracted from benchmark-relative results, while an overweight to Consumer Discretionary and an underweight to Telecommunication Services contributed.

Among the top contributors to benchmark-relative returns were SABESP (Utilities), Telefonica (Telecommunication Services), and GEA Group (Industrials). Shares of SABESP, a Brazilian water utility company in the state of Sao Paolo, rose as a result of upgrades to water regulation, which should result in a meaningful improvement in earnings at SABESP. Not owning poor performing benchmark component Telefonica was additive to benchmark-relative returns. Shares of Telefonica moved lower on disappointing quarterly results. Shares of GEA Group, a German manufacturing holding company, moved higher as the company continues to produce solid results. Top absolute contributors (i.e. total return) for the period included Roche Holding (Health Care).

Huabao International Holding (Materials), Dnb (Financials) and DeNa (Information Technology) were the largest detractors from both absolute and benchmark-relative returns. Shares of Huabao, a manufacturer of flavors and fragrances and reconstituted tobacco leaves in China, moved lower on the back of allegations they had overstated their 2010 results. Shares of Dnb, a provider of various financial products and services in Norway and internationally, moved higher as fourth quarter results beat consensus estimates. The Fund, on average, was underweight Dnb during the period, which detracted from relative returns. Shares of DeNa, Japan's largest mobile game developer and publisher, moved lower in the period after sequential growth collapsed.

What is the outlook?

At a macro level, we continue to see signs of economic improvement in the developed world, which we expect to remain in a low growth environment and with low interest rates. While we believe the risk of a sharp economic decline is reduced, we strive to maintain a well-balanced portfolio with investments that represent diverse economic drivers.

We continue to be positioned with a modestly pro-cyclical stance. We select stocks individually based on their merits. As a result of bottom-up stock selection, we ended the period most overweight to the Information Technology, Consumer Discretionary and Energy sectors and ended the period most underweight to Financials, Utilities, and Telecommunication Services.

3

The Hartford International Value Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

Diversification by Industry
as of April 30, 2012
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	8.3%
Banks (Financials)	8.8
Capital Goods (Industrials)	7.0
Commercial & Professional Services (Industrials)	0.8
Consumer Durables & Apparel (Consumer Discretionary)	4.1
Diversified Financials (Financials)	3.6
Energy (Energy)	14.4
Food, Beverage & Tobacco (Consumer Staples)	3.2
Insurance (Financials)	5.5
Materials (Materials)	5.7
Media (Consumer Discretionary)	1.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.6
Real Estate (Financials)	3.5
Retailing (Consumer Discretionary)	3.7
Semiconductors & Semiconductor Equipment (Information Technology)	3.5
Software & Services (Information Technology)	9.7
Technology Hardware & Equipment (Information Technology)	3.4
Telecommunication Services (Services)	4.0
Transportation (Industrials)	0.8
Utilities (Utilities)	1.3
Other Assets and Liabilities	1.0
Total	100.0%

4

The Hartford International Value Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.0%
	Australia - 3.4%
86	Australia & New Zealand Banking Group Ltd.	$2,138
180	Caltex Australia Ltd.	2,562
		4,700
	Belgium - 1.2%
35	UCB S.A.	1,655

	Brazil - 1.5%
20	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,544
89	GOL Linhas Aereas Inteligentes S.A. ADR	471
		2,015
	Canada - 7.4%
41	Barrick Gold Corp.	1,637
60	CGI Group, Inc. Class A ●	1,349
12	Constellation Software, Inc.	1,182
48	Imperial Oil Ltd.	2,246
26	Methanex Corp.	926
47	Pacific Rubiales Energy Corp.	1,360
51	Thomson Reuters Corp.	1,530
		10,230
	China - 2.6%
1,154	Dongfeng Motor Group Co., Ltd.	2,257
615	Great Wall Automobile Holdings Co., Ltd. ●	1,320
		3,577
	France - 7.9%
12	Christian Dior	1,826
31	Michelin (C.G.D.E.) Class B	2,341
73	Societe Generale Class A	1,719
44	Total S.A.	2,096
63	Vinci S.A.	2,912
		10,894
	Germany - 13.5%
22	BASF SE	1,778
10	Continental AG	960
27	Daimler AG	1,479
96	GEA Group AG	3,157
45	GSW Immobilien AG ●	1,499
45	GSW Immobilien AG Rights	53
41	Hannover Rueckversicherung AG	2,478
10	Hugo Boss AG	1,164
161	Infineon Technologies AG	1,605
21	SAP AG	1,372
13	Siemens AG	1,247
79	ThyssenKrupp AG	1,878
		18,670
	Hong Kong - 2.2%
332	Esprit Holdings Ltd.	679
2,883	Huabao International Holdings Ltd. ⌂†	934
747	Zhongsheng Group Holdings	1,475
		3,088
	Israel - 0.8%
25	Teva Pharmaceutical Industries Ltd. ADR	1,130

	Japan - 20.8%
100	Acom Co., Ltd.	2,145
81	Canon, Inc.	3,676
17	Daito Trust Construction Co., Ltd.	1,570
49	DeNa Co., Ltd.	1,550
41	Don Quijote Co.	1,493

39	IBJ Leasing Co., Ltd.	1,059
542	Isuzu Motors Ltd.	3,094
—	Japan Tobacco, Inc.	798
76	Kakaku.com, Inc.	2,370
52	Komatsu Ltd.	1,488
51	Konami Corp.	1,469
12	OBIC Co., Ltd.	2,588
1	Rakuten, Inc.	1,433
77	Sega Sammy Holdings, Inc.	1,622
167	Shionogi & Co., Ltd.	2,180
115	Tokyo Electric Power Co., Inc.	287
		28,822
	Malaysia - 0.4%
569	AirAsia Berhad	625

	Netherlands - 3.1%
29	ASML Holding N.V.	1,484
257	ING Groep N.V. ●	1,814
28	Royal Dutch Shell plc B Shares	1,009
		4,307
	Norway - 1.9%
51	Statoil ASA	1,356
72	Telenor ASA	1,327
		2,683
	Philippines - 1.3%
4,336	Robinsons Land Corp.	1,773

	Singapore - 1.9%
172	United Overseas Bank Ltd.	2,661

	Spain - 1.1%
79	Repsol YPF S.A.	1,518

	Sweden - 1.7%
54	Sandvik AB	854
76	Tele2 Ab B Shares	1,441
		2,295
	Switzerland - 4.6%
23	Roche Holding AG	4,152
36	Swiss Re Ltd.	2,268
		6,420
	Taiwan - 2.0%
317	Hon Hai Precision Industry Co., Ltd.	997
117	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,824
		2,821
	United Kingdom - 19.7%
18	Anglo American plc	705
83	Babcock International Group plc	1,126
383	Barclays Bank plc ADR	1,357
551	BP plc	3,983
24	British American Tobacco plc	1,218
295	Cairn Energy plc	1,655
40	ENSCO International plc	2,164
326	HSBC Holdings plc	2,947
61	Imperial Tobacco Group plc	2,443
101	Persimmon plc	1,030
239	Prudential plc	2,934
333	Sage Group plc	1,545

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Value Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.0% - (continued)
	United Kingdom - 19.7% - (continued)
58	Standard Chartered plc		$1,419
991	Vodafone Group plc		2,743
			27,269
	Total common stocks
	(cost $130,857)		$137,153

	Total long-term investments
	(cost $130,857)		$137,153

	Total investments
	(cost $130,857) ▲	99.0%	$137,153
	Other assets and liabilities	1.0%	1,404
	Total net assets	100.0%	$138,557

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $132,550 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,236
Unrealized Depreciation	(5,633)
Net Unrealized Appreciation	$4,603

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $934, which represents 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
02/2012 - 04/2012	2,883	Huabao International Holdings Ltd.	1,931

At April 30, 2012, the aggregate value of these securities was $934, which represents 0.7% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
CAD	BBH	Sell	$688	$689	05/03/2012	$1
EUR	DEUT	Buy	973	973	05/03/2012	–
EUR	JPM	Buy	293	293	05/02/2012	–
GBP	CBK	Sell	1,676	1,672	05/01/2012	(4)
JPY	JPM	Sell	857	843	05/02/2012	(14)
						$(17)

╪       See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BBH	Brown Brothers Harriman & Co.
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$4,700	$–	$4,700	$–
Belgium	1,655	–	1,655	–
Brazil	2,015	2,015	–	–
Canada	10,230	10,230	–	–
China	3,577	–	3,577	–
France	10,894	–	10,894	–
Germany	18,670	–	18,670	–
Hong Kong	3,088	–	2,154	934
Israel	1,130	1,130	–	–
Japan	28,822	–	28,822	–
Malaysia	625	–	625	–
Netherlands	4,307	1,484	2,823	–
Norway	2,683	–	2,683	–
Philippines	1,773	–	1,773	–
Singapore	2,661	–	2,661	–
Spain	1,518	–	1,518	–
Sweden	2,295	–	2,295	–
Switzerland	6,420	–	6,420	–
Taiwan	2,821	1,824	997	–
United Kingdom	27,269	2,164	25,105	–
Total	137,153	18,847	117,372	934
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–
Liabilities:
Foreign Currency Contracts*	18	–	18	–
Total	$18	$–	$18	$–

♦	For the six-month period ended April 30, 2012, investments valued at $1,931 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2012
Assets:
Common Stocks	$—	$—	$(996	)*	$—	$1,930	$—	$—	$—	$934
Total	$—	$—	$(996)		$—	$1,930	$—	$—	$—	$934

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(996).

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Value Fund
Statement of Assets and Liabilities April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $130,857)	$137,153
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	1
Receivables:
Investment securities sold	4,122
Fund shares sold	4
Dividends and interest	601
Other assets	62
Total assets	141,943
Liabilities:
Unrealized depreciation on foreign currency contracts	18
Bank overdraft	2,361
Payables:
Investment securities purchased	973
Fund shares redeemed	1
Investment management fees	19
Administrative fees	—
Distribution fees	1
Accrued expenses	13
Total liabilities	3,386
Net assets	$138,557
Summary of Net Assets:
Capital stock and paid-in-capital	$143,487
Undistributed net investment income	1,025
Accumulated net realized loss	(12,260)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	6,305
Net assets	$138,557

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.66/$12.34
Shares outstanding	356
Net assets	$4,148
Class C: Net asset value per share	$11.62
Shares outstanding	79
Net assets	$922
Class I: Net asset value per share	$11.70
Shares outstanding	54
Net assets	$635
Class R3: Net asset value per share	$11.67
Shares outstanding	53
Net assets	$622
Class R4: Net asset value per share	$11.69
Shares outstanding	51
Net assets	$602
Class R5: Net asset value per share	$11.69
Shares outstanding	52
Net assets	$605
Class Y: Net asset value per share	$11.70
Shares outstanding	11,199
Net assets	$131,023

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Value Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited) (000’s Omitted)

Investment Income:
Dividends	$2,254
Interest	2
Less: Foreign tax withheld	(192)
Total investment income	2,064

Expenses:
Investment management fees	587
Administrative services fees	1
Transfer agent fees	6
Distribution fees
Class A	5
Class C	4
Class R3	1
Class R4	1
Custodian fees	10
Accounting services fees	12
Registration and filing fees	41
Board of Directors' fees	2
Audit fees	7
Other expenses	8
Total expenses (before waivers and fees paid indirectly)	685
Expense waivers	(12)
Commission recapture	(3)
Total waivers and fees paid indirectly	(15)
Total expenses, net	670
Net Investment Income	1,394
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(1,831)
Net realized gain on foreign currency contracts	121
Net realized gain on other foreign currency transactions	107
Net Realized Loss on Investments and Foreign Currency Transactions	(1,603)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	6,743
Net unrealized depreciation of foreign currency contracts	(282)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	31
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	6,492
Net Gain on Investments and Foreign Currency Transactions	4,889
Net Increase in Net Assets Resulting from Operations	$6,283

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,394	$1,124
Net realized loss on investments and foreign currency transactions	(1,603)	(10,563)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	6,492	(974)
Net Increase (Decrease) In Net Assets Resulting From Operations	6,283	(10,413)
Distributions to Shareholders:
From net investment income
Class A	(26)	(4)
Class I	(6)	(2)
Class R3	(2)	—
Class R4	(4)	(1)
Class R5	(6)	(2)
Class Y	(1,517)	(36)
Total from net investment income	(1,561)	(45)
From net realized gain on investments
Class A	—	(37)
Class C	—	(15)
Class I	—	(13)
Class R3	—	(13)
Class R4	—	(12)
Class R5	—	(12)
Class Y	—	(61)
Total from net realized gain on investments	—	(163)
Total distributions	(1,561)	(208)
Capital Share Transactions:
Class A	372	2,145
Class C	30	225
Class I	(7)	52
Class R3	3	17
Class R4	4	13
Class R5	6	14
Class Y	(3,886)	138,838
Net increase (decrease) from capital share transactions	(3,478)	141,304
Net Increase In Net Assets	1,244	130,683
Net Assets:
Beginning of period	137,313	6,630
End of period	$138,557	$137,313
Undistributed (distribution in excess of) net investment income (loss)	$1,025	$1,192

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Value Fund
Notes to Financial Statements
April 30, 2012 (Unaudited) (000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford International Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

12

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

14

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

15

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$18	$—	$—	$—	$—	$18
Total	$—	$18	$—	$—	$—	$—	$18

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$121	$—	$—	$—	$—	$121
Total	$—	$121	$—	$—	$—	$—	$121

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(282)	$—	$—	$—	$—	$(282)
Total	$—	$(282)	$—	$—	$—	$—	$(282)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those

16

currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010 *
Ordinary Income	$206	$—
Long-Term Capital Gains ‡	2	—

*	The Fund commenced operations on May 28, 2010
‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

17

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,192
Accumulated Capital Losses *	(8,701)
Unrealized Depreciation †	(2,143)
Total Accumulated Deficit	$(9,652)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$82
Accumulated Net Realized Gain (Loss)	(82)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2019	$8,701
Total	$8,701

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year

18

ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

19

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.40%
Class C	2.03
Class I	0.96
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $11 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

20

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	103	29%
Class C	51	65
Class I	52	96
Class R3	51	96
Class R4	51	100
Class R5	52	100
Class Y	1	0

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$101,728
Sales Proceeds Excluding U.S. Government Obligations	102,367

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	53	2	(21)	—	34	224	3	(54)	—	173
Amount	$582	$26	$(236)	$—	$372	$2,745	$41	$(641)	$—	$2,145
Class C
Shares	3	—	(1)	—	2	26	1	(9)	—	18
Amount	$47	$—	$(17)	$—	$30	$313	$15	$(103)	$—	$225
Class I
Shares	—	—	(1)	—	(1)	6	1	(3)	—	4
Amount	$—	$6	$(13)	$—	$(7)	$74	$15	$(37)	$—	$52
Class R3
Shares	—	—	—	—	—	1	1	(1)	—	1
Amount	$1	$2	$—	$—	$3	$9	$13	$(5)	$—	$17
Class R4
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$4	$—	$—	$4	$—	$13	$—	$—	$13
Class R5
Shares	—	1	—	—	1	—	1	—	—	1
Amount	$—	$6	$—	$—	$6	$—	$14	$—	$—	$14
Class Y
Shares	658	143	(1,102)	—	(301)	11,495	8	(153)	—	11,350
Amount	$7,311	$1,515	$(12,712)	$—	$(3,886)	$140,551	$97	$(1,810)	$—	$138,838
Total
Shares	714	146	(1,125)	—	(265)	11,752	16	(220)	—	11,548
Amount	$7,941	$1,559	$(12,978)	$—	$(3,478)	$143,692	$208	$(2,596)	$—	$141,304

21

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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23

The Hartford International Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$11.28	$0.08	$–	$0.38	$0.46	$(0.08)	$–	$–	$(0.08)	$0.38	$11.66
C	11.19	0.05	–	0.38	0.43	–	–	–	–	0.43	11.62
I	11.32	0.12	–	0.37	0.49	(0.11)	–	–	(0.11)	0.38	11.70
R3	11.26	0.08	–	0.37	0.45	(0.04)	–	–	(0.04)	0.41	11.67
R4	11.29	0.09	–	0.39	0.48	(0.08)	–	–	(0.08)	0.40	11.69
R5	11.32	0.11	–	0.37	0.48	(0.11)	–	–	(0.11)	0.37	11.69
Y	11.34	0.12	–	0.37	0.49	(0.13)	–	–	(0.13)	0.36	11.70

For the Year Ended October 31, 2011 (G)
A	11.82	0.18	–	(0.45)	(0.27)	(0.02)	(0.25)	–	(0.27)	(0.54)	11.28
C	11.79	0.09	–	(0.44)	(0.35)	–	(0.25)	–	(0.25)	(0.60)	11.19
I	11.84	0.22	–	(0.45)	(0.23)	(0.04)	(0.25)	–	(0.29)	(0.52)	11.32
R3	11.81	0.15	–	(0.45)	(0.30)	–	(0.25)	–	(0.25)	(0.55)	11.26
R4	11.82	0.18	–	(0.45)	(0.27)	(0.01)	(0.25)	–	(0.26)	(0.53)	11.29
R5	11.84	0.22	–	(0.46)	(0.24)	(0.03)	(0.25)	–	(0.28)	(0.52)	11.32
Y	11.84	0.20	–	(0.41)	(0.21)	(0.04)	(0.25)	–	(0.29)	(0.50)	11.34

From May 28, 2010 (commencement of operations), through October 31, 2010
A(H)	10.00	0.02	–	1.80	1.82	–	–	–	–	1.82	11.82
C(H)	10.00	(0.01)	–	1.80	1.79	–	–	–	–	1.79	11.79
I(H)	10.00	0.03	–	1.81	1.84	–	–	–	–	1.84	11.84
R3(H)	10.00	–	–	1.81	1.81	–	–	–	–	1.81	11.81
R4(H)	10.00	0.01	–	1.81	1.82	–	–	–	–	1.82	11.82
R5(H)	10.00	0.03	–	1.81	1.84	–	–	–	–	1.84	11.84
Y(H)	10.00	0.03	–	1.81	1.84	–	–	–	–	1.84	11.84

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on May 28, 2010.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

4.16	%(E)	$4,148	1.43	%(F)	1.40	%(F)	1.40	%(F)	1.63	%(F)	75%
3.84	(E)	922	2.05	(F)	2.03	(F)	2.03	(F)	0.98	(F)	–
4.44	(E)	635	0.97	(F)	0.96	(F)	0.96	(F)	2.03	(F)	–
4.04	(E)	622	1.67	(F)	1.60	(F)	1.60	(F)	1.40	(F)	–
4.29	(E)	602	1.37	(F)	1.30	(F)	1.30	(F)	1.70	(F)	–
4.36	(E)	605	1.07	(F)	1.00	(F)	1.00	(F)	2.00	(F)	–
4.44	(E)	131,023	0.97	(F)	0.95	(F)	0.95	(F)	2.05	(F)	–

(2.37)		3,629	1.69		1.34		1.34		1.50		112
(3.10)		859	2.37		2.02		2.02		0.74		–
(2.07)		621	1.34		1.00		1.00		1.85		–
(2.67)		597	2.05		1.60		1.60		1.22		–
(2.34)		577	1.74		1.30		1.30		1.52		–
(2.09)		580	1.44		1.00		1.00		1.82		–
(1.90)		130,450	1.10		0.76		0.76		1.70		–

18.20	(E)	1,765	3.05	(F)	1.27	(F)	1.27	(F)	0.50	(F)	47
17.90	(E)	695	3.76	(F)	1.98	(F)	1.98	(F)	(0.28	)(F)	–
18.40	(E)	601	2.75	(F)	0.97	(F)	0.97	(F)	0.67	(F)	–
18.10	(E)	609	3.45	(F)	1.62	(F)	1.62	(F)	0.02	(F)	–
18.20	(E)	591	3.15	(F)	1.32	(F)	1.32	(F)	0.33	(F)	–
18.40	(E)	592	2.85	(F)	1.02	(F)	1.02	(F)	0.63	(F)	–
18.40	(E)	1,777	2.75	(F)	0.97	(F)	0.97	(F)	0.68	(F)	–

25

The Hartford International Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

26

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford International Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,041.60	$7.11	$1,000.00	$1,017.90	$7.02	1.40%	182	366
Class C	$1,000.00	$1,038.40	$10.30	$1,000.00	$1,014.76	$10.18	2.03	182	366
Class I	$1,000.00	$1,044.40	$4.88	$1,000.00	$1,020.09	$4.82	0.96	182	366
Class R3	$1,000.00	$1,040.40	$8.12	$1,000.00	$1,016.91	$8.02	1.60	182	366
Class R4	$1,000.00	$1,042.90	$6.60	$1,000.00	$1,018.40	$6.52	1.30	182	366
Class R5	$1,000.00	$1,043.60	$5.08	$1,000.00	$1,019.89	$5.02	1.00	182	366
Class Y	$1,000.00	$1,044.40	$4.83	$1,000.00	$1,020.14	$4.77	0.95	182	366

29

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-IV12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford MidCap Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford MidCap Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
MidCap A#	13.09%	-3.81%	2.53%	7.68%
MidCap A##		-9.10%	1.37%	7.07%
MidCap B#	12.64%	-4.64%	1.71%	NA *
MidCap B##		-8.70%	1.43%	NA *
MidCap C#	12.69%	-4.49%	1.84%	6.96%
MidCap C##		-5.30%	1.84%	6.96%
MidCap I#	13.22%	-3.60%	2.73%	7.79%
MidCap R3#	12.95%	-4.07%	2.58%	7.98%
MidCap R4#	13.10%	-3.80%	2.76%	8.07%
MidCap R5#	13.24%	-3.49%	2.94%	8.17%
MidCap Y#	13.38%	-3.35%	3.01%	8.21%
S&P MidCap 400 Index	12.48%	-0.94%	4.11%	7.72%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 13.09%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the S&P MidCap 400 Index, which returned 12.48% for the same period. The Fund also outperformed the 11.19% return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. For most of the period, investors seemed to focus more on the improving health of the U.S. economy than on lingering uncertainty over eurozone sovereign debt. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal fueled optimism, helping to offset concerns about heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP (gross domestic product) data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

Mid cap stocks (+12%) underperformed large cap stocks (+13%), but outperformed small cap stocks (+11%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Value stocks (+12%) outpaced Growth stocks (+11%) during the period, as measured by the Russell MidCap Value and Russell MidCap Growth Indices. Within the S&P MidCap 400 Index, nine of the ten sectors posted positive returns. The Industrials (+18%), Telecommunication Services (+17%), and Financials (+16%) sectors performed best. The Energy (-3%) sector was the only sector to post negative returns, while the Consumer Staples (+6%) and Utilities (+4%) sectors also lagged on a relative basis.

Overall outperformance versus the benchmark was driven by strong security selection, primarily within Energy and Health Care. This more than offset weak stock selection within Industrials and Information Technology. Sector allocation, driven by our bottom-up stock selection process (i.e. stock by stock fundamental research), detracted from relative returns during the period, primarily due to an overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in Energy and an underweight position in Financials.

Top contributors to relative performance returns (i.e. performance of the Fund as measured against the benchmark) included Amylin Pharmaceuticals (Health Care), Cobalt International Energy (Energy), and Skyworks Solutions (Information Technology). U.S.-based diabetes drug developer Amylin Pharmaceuticals shares rose on news that the company rejected a $3.5 billion bid by Bristol Meyers. Early stage oil-focused exploration and production company Cobalt International Energy shares moved higher after the company announced positive testing results from its significant discovery in Angola, increasing investors’ confidence in the company’s potential for success. Mixed signal semiconductor manufacturer Skyworks Solutions shares climbed based on strong earnings results driven by increased global demand for mobile internet devices. Additionally, Regeneron Pharmaceuticals (Health Care) was among the top contributors to absolute performance (i.e. total return).

Top relative detractors included Rovi Corporation (Information Technology), Newfield Exploration (Energy), and CONSOL Energy (Energy). Digital media technology company Rovi’s stock declined during the period on soft earnings and conservative guidance. U.S.-based oil & gas exploration and production company Newfield Exploration disappointed after the company missed earnings expectations based on lower production volumes and provided mixed guidance for liquids-rich growth and lower natural gas volumes year-over-year. Coal and gas energy producer and energy service provider CONSOL Energy shares fell during the period as a result of an unusually warm winter and concerns that the company’s earning growth may face increased risk due to weakness in thermal and metallurgical coal prices. Alpha Natural Resources (Energy) was among the top detractors from absolute performance.

What is the outlook?

Economic indicators in the United States have generally improved in recent months. We believe a strengthening job market and improved consumer confidence are helping to offset a stagnant housing market. While economic growth is

3

The Hartford MidCap Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

likely to remain tepid in 2012, this is discounted in valuations, in our view. We believe that the biggest risk to U.S. markets remains a cataclysmic liquidity event in Europe that severely impacts global economic growth and confidence. We view this as a low probability event. We expect a continued modest economic expansion in the U.S., underpinned by falling inflation and only modest fiscal restraint. It appears that the likelihood of a European recession is increasing, but we believe the U.S. can withstand this and continue its slow recovery.

Our investment discipline is focused on investing in areas of strong demand. Our largest overweights were in the Health Care and Energy sectors, while our largest underweights were Financials, Materials, and Consumer Staples, relative to the benchmark at the end of the period.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	2.4%
Banks (Financials)	4.7
Capital Goods (Industrials)	8.6
Commercial & Professional Services (Industrials)	6.2
Consumer Durables & Apparel (Consumer Discretionary)	4.0
Consumer Services (Consumer Discretionary)	0.6
Diversified Financials (Financials)	5.0
Energy (Energy)	10.7
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	1.1
Health Care Equipment & Services (Health Care)	5.8
Insurance (Financials)	2.6
Materials (Materials)	3.2
Media (Consumer Discretionary)	2.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.9
Real Estate (Financials)	1.3
Retailing (Consumer Discretionary)	3.6
Semiconductors & Semiconductor Equipment (Information Technology)	3.8
Software & Services (Information Technology)	11.1
Technology Hardware & Equipment (Information Technology)	3.6
Transportation (Industrials)	3.5
Utilities (Utilities)	2.5
Other Assets and Liabilities	0.7
Total	100.0%

4

The Hartford MidCap Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3%
	Automobiles & Components - 2.4%
1,163	Allison Transmission Holdings, Inc. ●	$24,297
1,056	Harley-Davidson, Inc.	55,268
		79,565
	Banks - 4.7%
308	Cullen/Frost Bankers, Inc.	18,185
587	East West Bancorp, Inc.	13,357
2,577	First Niagara Financial Group, Inc.	23,042
986	First Republic Bank ●	32,558
691	M&T Bank Corp.	59,593
112	Signature Bank ●	7,379
		154,114
	Capital Goods - 8.6%
594	AMETEK, Inc.	29,910
525	Carlisle Cos., Inc.	28,919
624	IDEX Corp.	27,015
739	Jacobs Engineering Group, Inc. ●	32,402
1,285	Lennox International, Inc.	55,758
504	MSC Industrial Direct Co., Inc.	37,182
1,031	PACCAR, Inc.	44,293
481	Pall Corp.	28,670
		284,149
	Commercial & Professional Services - 6.2%
560	Corrections Corp. of America ●	16,191
1,163	Equifax, Inc. ●	53,288
1,043	Manpower, Inc.	44,441
1,950	Robert Half International, Inc.	58,125
990	Waste Connections, Inc.	31,897
		203,942
	Consumer Durables & Apparel - 4.0%
1,308	Hasbro, Inc.	48,070
62	NVR, Inc. ●	48,374
837	Ryland Group, Inc.	18,850
251	Tempur-Pedic International, Inc. ●	14,779
		130,073
	Consumer Services - 0.6%
261	Weight Watchers International, Inc.	19,810

	Diversified Financials - 5.0%
489	Greenhill & Co., Inc.	19,003
1,956	Invesco Ltd.	48,588
446	LPL Investment Holdings, Inc. ●	15,992
2,406	SEI Investments Co.	48,574
491	T. Rowe Price Group, Inc.	30,974
		163,131
	Energy - 10.7%
1,009	Atwood Oceanics, Inc. ●	44,710
486	Cabot Oil & Gas Corp.	17,064
1,253	Cobalt International Energy ●	33,540
1,099	Consol Energy, Inc.	36,538
842	Denbury Resources, Inc. ●	16,038
848	ENSCO International plc	46,359
2,040	McDermott International, Inc. ●	23,053
1,300	Newfield Exploration Co. ●	46,679
307	Pioneer Natural Resources Co.	35,575
263	Range Resources Corp.	17,538
505	Southwestern Energy Co. ●	15,962
55	Superior Energy Services, Inc. ●	1,486
904	WPX Energy, Inc. ●	15,876
		350,418
	Food & Staples Retailing - 0.5%
192	PriceSmart, Inc.	15,856

	Food, Beverage & Tobacco - 1.1%
850	Molson Coors Brewing Co.	35,326

	Health Care Equipment & Services - 5.8%
981	AmerisourceBergen Corp.	36,519
783	Cardinal Health, Inc.	33,077
1,117	Coventry Health Care, Inc.	33,509
1,689	Lincare Holdings, Inc.	41,215
632	Patterson Cos., Inc.	21,558
287	SXC Health Solutions Corp. ●	25,992
		191,870
	Insurance - 2.6%
106	Alleghany Corp. ●	36,220
1,100	Unum Group	26,105
582	W.R. Berkley Corp.	21,914
		84,239
	Materials - 3.2%
497	Carpenter Technology Corp.	27,659
236	FMC Corp.	26,041
257	Sherwin-Williams Co.	30,943
480	Silgan Holdings, Inc.	21,078
		105,721
	Media - 2.6%
632	AMC Networks, Inc. Class A ●	26,849
1,896	DreamWorks Animation SKG, Inc. ●	34,143
474	Liberty Global, Inc. ●	23,611
		84,603
	Pharmaceuticals, Biotechnology & Life Sciences - 11.9%
1,314	Alkermes plc ●	22,736
2,077	Amylin Pharmaceuticals, Inc. ●	53,814
1,009	Incyte Corp. ●	22,886
1,004	Ironwood Pharmaceuticals, Inc. ●	13,262
796	Life Technologies Corp. ●	36,889
2,437	Mylan, Inc. ●	52,914
285	Regeneron Pharmaceuticals, Inc. ●	38,564
1,150	Seattle Genetics, Inc. ●	22,742
562	Waters Corp. ●	47,306
1,046	Watson Pharmaceuticals, Inc. ●	78,864
		389,977
	Real Estate - 1.3%
665	American Tower Corp. REIT	43,600

	Retailing - 3.6%
509	Advance Automotive Parts, Inc.	46,683
1,008	CarMax, Inc. ●	31,129
282	Joseph A. Bank Clothiers, Inc. ●	13,407
681	TripAdvisor, Inc. ●	25,556
		116,775
	Semiconductors & Semiconductor Equipment - 3.8%
1,453	Maxim Integrated Products, Inc.	42,969
2,135	NVIDIA Corp. ●	27,755
2,007	Skyworks Solutions, Inc. ●	54,476
		125,200
	Software & Services - 11.1%
301	ANSYS, Inc. ●	20,192
384	Citrix Systems, Inc. ●	32,870
306	Factset Research Systems, Inc.	32,128

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Software & Services - 11.1% - (continued)
526	Gartner, Inc. Class A ●		$23,031
4,496	Genpact Ltd. ●		74,988
376	Micros Systems ●		21,369
1,527	Rovi Corp. ●		43,686
1,512	VeriSign, Inc.		62,167
2,902	Western Union Co.		53,332
			363,763
	Technology Hardware & Equipment - 3.6%
1,149	ADTRAN, Inc.		35,053
679	Amphenol Corp. Class A		39,471
981	National Instruments Corp.		26,678
1,240	Polycom, Inc. ●		16,450
			117,652
	Transportation - 3.5%
698	C.H. Robinson Worldwide, Inc.		41,696
913	Expeditors International of Washington, Inc.		36,524
694	J.B. Hunt Transport Services, Inc.		38,403
			116,623
	Utilities - 2.5%
411	Northeast Utilities		15,110
1,435	UGI Corp.		41,879
716	Wisconsin Energy Corp.		26,362
			83,351
	Total common stocks
	(cost $2,874,133)		$3,259,758

	Total long-term investments
	(cost $2,874,133)		$3,259,758

	Total investments
	(cost $2,874,133) ▲	99.3%	$3,259,758
	Other assets and liabilities	0.7%	24,099
	Total net assets	100.0%	$3,283,857

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $2,903,787 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$504,512
Unrealized Depreciation	(148,541)
Net Unrealized Appreciation	$355,971

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,259,758	$3,259,758	$—	$—
Total	$3,259,758	$3,259,758	$—	$—

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,874,133)	$3,259,758
Receivables:
Investment securities sold	43,600
Fund shares sold	1,572
Dividends and interest	780
Other assets	159
Total assets	3,305,869
Liabilities:
Bank overdraft	699
Payables:
Investment securities purchased	13,740
Fund shares redeemed	6,446
Investment management fees	392
Administrative fees	4
Distribution fees	148
Accrued expenses	583
Total liabilities	22,012
Net assets	$3,283,857
Summary of Net Assets:
Capital stock and paid-in-capital	$2,832,503
Distributions in excess of net investment loss	(250)
Accumulated net realized gain	65,979
Unrealized appreciation of investments	385,625
Net assets	$3,283,857

Shares authorized	760,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.37/$21.56
Shares outstanding	82,658
Net assets	$1,684,080
Class B: Net asset value per share	$17.02
Shares outstanding	2,183
Net assets	$37,146
Class C: Net asset value per share	$17.30
Shares outstanding	24,003
Net assets	$415,212
Class I: Net asset value per share	$20.55
Shares outstanding	12,215
Net assets	$251,069
Class R3: Net asset value per share	$22.21
Shares outstanding	1,757
Net assets	$39,019
Class R4: Net asset value per share	$22.43
Shares outstanding	2,952
Net assets	$66,215
Class R5: Net asset value per share	$22.57
Shares outstanding	2,929
Net assets	$66,114
Class Y: Net asset value per share	$22.63
Shares outstanding	32,042
Net assets	$725,002

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$19,238
Interest	8
Less: Foreign tax withheld	(12)
Total investment income	19,234

Expenses:
Investment management fees	11,854
Administrative services fees	122
Transfer agent fees	2,400
Distribution fees
Class A	2,087
Class B	201
Class C	2,031
Class R3	96
Class R4	80
Custodian fees	10
Accounting services fees	195
Registration and filing fees	148
Board of Directors' fees	40
Audit fees	18
Other expenses	313
Total expenses (before waivers and fees paid indirectly)	19,595
Transfer agent fee waivers	(21)
Commission recapture	(91)
Total waivers and fees paid indirectly	(112)
Total expenses, net	19,483
Net Investment Loss	(249)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	95,583
Net realized loss on foreign currency contracts	(53)
Net realized gain on other foreign currency transactions	100
Net Realized Gain on Investments and Foreign Currency Transactions	95,630
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	301,774
Net Changes in Unrealized Appreciation of Investments	301,774
Net Gain on Investments and Foreign Currency Transactions	397,404
Net Increase in Net Assets Resulting from Operations	$397,155

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income (loss)	$(249)	$4,114
Net realized gain on investments and foreign currency transactions	95,630	660,269
Net unrealized appreciation (depreciation) of investments	301,774	(493,926)
Net Increase In Net Assets Resulting From Operations	397,155	170,457
Distributions to Shareholders:
From net investment income
Class I	(689)	—
Class R5	(251)	—
Class Y	(3,044)	—
Total from net investment income	(3,984)	—
From net realized gain on investments
Class A	(206,662)	—
Class B	(5,982)	—
Class C	(57,289)	—
Class I	(36,775)	—
Class R3	(4,405)	—
Class R4	(7,343)	—
Class R5	(8,057)	—
Class Y	(73,685)	—
Total from net realized gain on investments	(400,198)	—
Total distributions	(404,182)	—
Capital Share Transactions:
Class A	(68,176)	(629,735)
Class B	(5,784)	(71,645)
Class C	1,768	(33,579)
Class I	(67,937)	(264,801)
Class R3	(1,299)	19,032
Class R4	2	25,782
Class R5	(8,093)	23,616
Class Y	37,973	121,920
Net decrease from capital share transactions	(111,546)	(809,410)
Net Decrease In Net Assets	(118,573)	(638,953)
Net Assets:
Beginning of period	3,402,430	4,041,383
End of period	$3,283,857	$3,402,430
Undistributed (distribution in excess of) net investment income (loss)	$(250)	$3,983

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

11

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

12

yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

13

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

14

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2012.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(53)	$—	$—	$—	$—	$(53)
Total	$—	$(53)	$—	$—	$—	$—	$(53)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

15

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Undistributed Ordinary Income	$3,983
Undistributed Long-Term Capital Gain	400,201
Unrealized Appreciation *	54,197
Total Accumulated Earnings	$458,381

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(131)
Accumulated Net Realized Gain (Loss)	(99,395)
Capital Stock and Paid-in-Capital	99,526

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

During the year ended October 31, 2011, the Fund utilized $174,592 of prior year capital loss carryforwards.

16

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	NA

17

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.23%
Class B	2.08
Class C	1.93
Class I	0.99
Class R3	1.49
Class R4	1.18
Class R5	0.88
Class Y	0.78

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $866 and contingent deferred sales charges of $59 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $23.  These commissions are in turn paid to sales representatives of the broker/dealers.

18

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.08%	25.86%
Class B	0.09	24.87
Class C	0.09	24.97
Class Y	0.08	26.40

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$787,625
Sales Proceeds Excluding U.S. Government Obligations	1,325,812

19

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,699	11,934	(17,819)	—	(2,186)	18,761	—	(46,820)	—	(28,059)
Amount	$70,118	$202,048	$(340,342)	$—	$(68,176)	$416,848	$—	$(1,046,583)	$—	$(629,735)
Class B
Shares	49	407	(764)	—	(308)	246	—	(3,953)	—	(3,707)
Amount	$787	$5,770	$(12,341)	$—	$(5,784)	$4,660	$—	$(76,305)	$—	$(71,645)
Class C
Shares	1,164	3,679	(4,303)	—	540	4,179	—	(6,088)	—	(1,909)
Amount	$18,603	$53,050	$(69,885)	$—	$1,768	$81,258	$—	$(114,837)	$—	$(33,579)
Class I
Shares	1,616	1,921	(6,858)	—	(3,321)	13,651	—	(24,810)	—	(11,159)
Amount	$31,217	$32,888	$(132,042)	$—	$(67,937)	$306,413	$—	$(571,214)	$—	$(264,801)
Class R3
Shares	285	235	(569)	—	(49)	1,237	—	(441)	—	796
Amount	$5,959	$4,345	$(11,603)	$—	$(1,299)	$29,458	$—	$(10,426)	$—	$19,032
Class R4
Shares	592	390	(945)	—	37	2,064	—	(1,039)	—	1,025
Amount	$12,509	$7,260	$(19,767)	$—	$2	$50,420	$—	$(24,638)	$—	$25,782
Class R5
Shares	332	425	(1,059)	—	(302)	2,109	—	(1,054)	—	1,055
Amount	$6,982	$7,997	$(23,072)	$—	$(8,093)	$49,409	$—	$(25,793)	$—	$23,616
Class Y
Shares	3,139	3,476	(4,447)	—	2,168	11,865	—	(7,210)	—	4,655
Amount	$66,542	$65,645	$(94,214)	$—	$37,973	$287,821	$—	$(165,901)	$—	$121,920
Total
Shares	10,876	22,467	(36,764)	—	(3,421)	54,112	—	(91,415)	—	(37,303)
Amount	$212,717	$379,003	$(703,266)	$—	$(111,546)	$1,226,287	$—	$(2,035,697)	$—	$(809,410)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	202	$3,921
For the Year Ended October 31, 2011	1,031	$23,101

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

20

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

The Hartford MidCap Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012(Unaudited)(E)
A	$20.67	$—	$—	$2.20	$2.20	$—	$(2.50)	$—	$(2.50)	$(0.30)	$20.37
B	17.77	(0.07)	—	1.82	1.75	—	(2.50)	—	(2.50)	(0.75)	17.02
C	18.01	(0.06)	—	1.85	1.79	—	(2.50)	—	(2.50)	(0.71)	17.30
I	20.85	0.02	—	2.22	2.24	(0.04)	(2.50)	—	(2.54)	(0.30)	20.55
R3	22.32	(0.03)	—	2.42	2.39	—	(2.50)	—	(2.50)	(0.11)	22.21
R4	22.49	—	—	2.44	2.44	—	(2.50)	—	(2.50)	(0.06)	22.43
R5	22.66	0.03	—	2.45	2.48	(0.07)	(2.50)	—	(2.57)	(0.09)	22.57
Y	22.71	0.04	—	2.47	2.51	(0.09)	(2.50)	—	(2.59)	(0.08)	22.63

For the Year Ended October 31, 2011(E)
A	20.16	0.02	—	0.49	0.51	—	—	—	—	0.51	20.67
B	17.48	(0.14)	—	0.43	0.29	—	—	—	—	0.29	17.77
C	17.68	(0.12)	—	0.45	0.33	—	—	—	—	0.33	18.01
I	20.28	0.09	—	0.48	0.57	—	—	—	—	0.57	20.85
R3	21.82	(0.05)	—	0.55	0.50	—	—	—	—	0.50	22.32
R4	21.92	0.02	—	0.55	0.57	—	—	—	—	0.57	22.49
R5	22.02	0.09	—	0.55	0.64	—	—	—	—	0.64	22.66
Y	22.05	0.12	—	0.54	0.66	—	—	—	—	0.66	22.71

For the Year Ended October 31, 2010(E)
A	16.20	(0.04)	—	4.00	3.96	—	—	—	—	3.96	20.16
B	14.16	(0.17)	—	3.49	3.32	—	—	—	—	3.32	17.48
C	14.30	(0.15)	—	3.53	3.38	—	—	—	—	3.38	17.68
I	16.25	—	—	4.03	4.03	—	—	—	—	4.03	20.28
R3	17.58	(0.11)	—	4.35	4.24	—	—	—	—	4.24	21.82
R4	17.60	(0.04)	—	4.36	4.32	—	—	—	—	4.32	21.92
R5	17.62	0.01	—	4.39	4.40	—	—	—	—	4.40	22.02
Y	17.63	0.05	—	4.37	4.42	—	—	—	—	4.42	22.05

For the Year Ended October 31, 2009(E)
A	14.55	(0.02)	—	1.67	1.65	—	—	—	—	1.65	16.20
B	12.81	(0.11)	—	1.46	1.35	—	—	—	—	1.35	14.16
C	12.93	(0.10)	—	1.47	1.37	—	—	—	—	1.37	14.30
I(H)	12.12	(0.01)	—	4.14	4.13	—	—	—	—	4.13	16.25
R3(I)	15.90	(0.05)	—	1.73	1.68	—	—	—	—	1.68	17.58
R4(I)	15.90	(0.02)	—	1.72	1.70	—	—	—	—	1.70	17.60
R5(I)	15.90	—	—	1.72	1.72	—	—	—	—	1.72	17.62
Y	15.75	0.06	—	1.82	1.88	—	—	—	—	1.88	17.63

For the Year Ended October 31, 2008(E)
A	26.89	(0.02)	—	(8.25)	(8.27)	(0.11)	(3.96)	—	(4.07)	(12.34)	14.55
B	24.23	(0.16)	—	(7.30)	(7.46)	—	(3.96)	—	(3.96)	(11.42)	12.81
C	24.40	(0.14)	—	(7.37)	(7.51)	—	(3.96)	—	(3.96)	(11.47)	12.93
Y	28.74	0.08	—	(8.91)	(8.83)	(0.20)	(3.96)	—	(4.16)	(12.99)	15.75

For the Year Ended October 31, 2007
A	25.31	0.05	0.02	5.53	5.60	—	(4.02)	—	(4.02)	1.58	26.89
B	23.35	(0.13)	0.02	5.01	4.90	—	(4.02)	—	(4.02)	0.88	24.23
C	23.47	(0.11)	0.02	5.04	4.95	—	(4.02)	—	(4.02)	0.93	24.40
Y	26.68	0.28	0.03	5.77	6.08	—	(4.02)	—	(4.02)	2.06	28.74

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 27, 2009.
(I)	Commenced operations on May 29, 2009.
(J)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

13.09	%(F)	$1,684,080	1.23	%(G)	1.23	%(G)	1.23	%(G)	(0.04	)%(G)	24%
12.64	(F)	37,146	2.18	(G)	2.08	(G)	2.08	(G)	(0.88	)(G)	–
12.69	(F)	415,212	1.93	(G)	1.93	(G)	1.93	(G)	(0.74	)(G)	–
13.22	(F)	251,069	0.99	(G)	0.99	(G)	0.99	(G)	0.22	(G)	–
12.95	(F)	39,019	1.49	(G)	1.49	(G)	1.49	(G)	(0.29	)(G)	–
13.10	(F)	66,215	1.18	(G)	1.18	(G)	1.18	(G)	0.01	(G)	–
13.24	(F)	66,114	0.88	(G)	0.88	(G)	0.88	(G)	0.32	(G)	–
13.38	(F)	725,002	0.78	(G)	0.78	(G)	0.78	(G)	0.41	(G)	–

2.53		1,754,028	1.21		1.21		1.21		0.09		70
1.66		44,266	2.06		2.06		2.06		(0.72)		–
1.87		422,515	1.91		1.91		1.91		(0.63)		–
2.81		324,002	0.92		0.92		0.92		0.40		–
2.29		40,311	1.48		1.48		1.48		(0.23)		–
2.60		65,550	1.18		1.18		1.18		0.07		–
2.91		73,192	0.87		0.87		0.87		0.38		–
2.99		678,566	0.77		0.77		0.77		0.50		–

24.44		2,275,785	1.25		1.25		1.25		(0.24)		56
23.45		108,330	2.05		2.05		2.05		(1.03)		–
23.64		448,592	1.93		1.93		1.93		(0.92)		–
24.80		541,255	0.96		0.96		0.96		0.01		–
24.12		22,038	1.49		1.49		1.49		(0.57)		–
24.55		41,422	1.18		1.18		1.18		(0.23)		–
24.97		47,915	0.88		0.88		0.88		0.05		–
25.07		556,046	0.78		0.78		0.78		0.23		–

11.34		1,718,214	1.36		1.36		1.36		(0.14)		91
10.54		137,032	2.17		2.11		2.11		(0.85)		–
10.60		353,413	2.01		2.01		2.01		(0.80)		–
34.08	(F)	111,661	1.03	(G)	1.03	(G)	1.03	(G)	(0.07	)(G)	–
10.57	(F)	638	1.50	(G)	1.50	(G)	1.50	(G)	(0.70	)(G)	–
10.69	(F)	3,354	1.18	(G)	1.18	(G)	1.18	(G)	(0.28	)(G)	–
10.82	(F)	693	0.88	(G)	0.88	(G)	0.88	(G)	(0.01	)(G)	–
11.94		242,996	0.81		0.81		0.81		0.39		–

(35.56)		1,310,085	1.23		1.23		1.23		(0.09)		94
(36.07)		195,738	2.01		2.01		2.01		(0.86)		–
(36.01)		274,583	1.92		1.92		1.92		(0.77)		–
(35.28)		163,339	0.79		0.79		0.79		0.36		–

25.96	(J)	2,205,026	1.22		1.22		1.22		0.20		76
24.98	(J)	454,927	1.99		1.99		1.99		(0.52)		–
25.08	(J)	528,342	1.91		1.91		1.91		(0.44)		–
26.50	(J)	134,914	0.79		0.79		0.79		0.73		–

23

The Hartford MidCap Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

24

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

The Hartford MidCap Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford MidCap Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,130.90	$6.50	$1,000.00	$1,018.76	$6.16	1.23%	182	366
Class B	$1,000.00	$1,126.40	$10.99	$1,000.00	$1,014.52	$10.42	2.08	182	366
Class C	$1,000.00	$1,126.90	$10.22	$1,000.00	$1,015.26	$9.68	1.93	182	366
Class I	$1,000.00	$1,132.20	$5.26	$1,000.00	$1,019.93	$4.98	0.99	182	366
Class R3	$1,000.00	$1,129.50	$7.89	$1,000.00	$1,017.46	$7.47	1.49	182	366
Class R4	$1,000.00	$1,131.00	$6.26	$1,000.00	$1,018.99	$5.93	1.18	182	366
Class R5	$1,000.00	$1,132.40	$4.65	$1,000.00	$1,020.50	$4.41	0.88	182	366
Class Y	$1,000.00	$1,133.80	$4.12	$1,000.00	$1,021.00	$3.91	0.78	182	366

27

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-MC12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford MidCap Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford MidCap Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford MidCap Value Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
MidCap Value A#	15.31%	-2.09%	0.64%	6.87%
MidCap Value A##		-7.47%	-0.49%	6.27%
MidCap Value B#	14.84%	-2.86%	-0.07%	NA *
MidCap Value B##		-7.71%	-0.40%	NA *
MidCap Value C#	14.99%	-2.78%	-0.12%	6.09%
MidCap Value C##		-3.75%	-0.12%	6.09%
MidCap Value I#	15.59%	-1.72%	0.79%	6.95%
MidCap Value R3#	15.26%	-2.24%	0.81%	7.22%
MidCap Value R4#	15.38%	-2.00%	0.92%	7.28%
MidCap Value R5#	15.57%	-1.65%	1.04%	7.34%
MidCap Value Y#	15.63%	-1.60%	1.06%	7.35%
Russell 2500 Value Index	12.32%	-2.78%	0.46%	7.21%
Russell Midcap Value Index	11.48%	-0.81%	0.50%	7.95%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.)

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Value Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Manager
James N. Mordy
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Value Fund returned 15.31%, before sales charge, for the 6-month period ended April 30, 2012, outperforming its benchmark, the Russell 2500 Value Index, which returned 12.32% for the same period. The Fund outperformed the 11.05% return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP (gross domestic product) data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

During the period, large cap equities (+12.8%) modestly outperformed mid caps (+12.5%), and small caps (+11.0%) as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices, respectively. All ten sector returns within the Russell 2500 Value Index posted positive returns, with Consumer Discretionary (+17%), Financials (+15%), and Industrials (+14%) performing the best. Utilities (+3%) and Energy (+3%) lagged on a relative basis during the period.

The Fund’s relative outperformance was primarily driven by strong stock selection within Industrials, Energy, and Materials, which more than offset weaker selection within Financials, Consumer Staples, and Health Care. Sector allocation, a fall-out from bottom-up stock selection (i.e. stock by stock fundamental research), detracted modestly from relative returns, particularly our underweight position (i.e. the Fund’s sector position was less than the benchmark position) in Financials and our overweight position in Energy.

The largest contributors to benchmark-relative performance included Cobalt International Energy (Energy), Thomas & Betts (Industrials), and Regions Financial (Financials). Shares of Cobalt International Energy, an early stage independent, oil-focused exploration and production company, rose as it announced positive testing results from its significant oil discovery in Angola, which increased investors’ confidence in the company’s potential for success. Shares of Thomas & Betts, a U.S.-based electrical equipment manufacturer, benefitted from strong growth in the company’s industrial and utility end markets. Additionally, the stock rose sharply after the company agreed to a buyout offer from European industrial ABB. Shares of Regions Financial, a financial holding company offering commercial, retail, and mortgage banking in the South, Midwest, and Texas, rose after the company beat consensus estimates in both Q411 and Q112. Additionally, Toll Brothers (Industrials) was among the top contributors to absolute (i.e. total return) performance.

The largest detractors from relative returns included PHH (Financials), Lone Pine Resources (Energy), and Unum Group (Financials). PHH, a U.S.-based outsource provider of mortgage banking Services, underperformed as management elected to downsize a debt deal, which prompted a credit rating agency downgrade, and ultimately the replacement of the CEO. Shares of Lone Pine Resources, a Canada-based company engaged in the exploration, development, and production of oil and gas properties, fell during the period due to lower natural gas prices as well as operational issues that affected production in its Evi oil field during a transition from natural gas to oil. Unum Group, a U.S.-based provider of disability insurance products in the U.S. and U.K., lagged during the period due to concerns over a potential charge to the company’s long term care business, given expectations of lower-for-longer interest rates. MDC Holdings (Consumer Discretionary) was also among the top detractors from absolute performance

What is the outlook?

We believe an air of caution has returned to the markets at the beginning of the second quarter. Following a period of unusually mild weather and the expiration of tax credits, which likely pulled forward demand, we expect there could be some moderation in U.S. economic data. The disappointing jobs report in April showed we have yet to achieve our cruising altitude. Large parts of Europe remain in recession and we believe there is continued unease over sovereign debt. China has lost some momentum due to efforts to curb excesses in the construction sector. Encouragingly, we see

3

The Hartford MidCap Value Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

tangible signs of life in the U.S. housing markets, and consumer spending continues to expand. Our current view is that stocks are due for some consolidation, after having a nice run up over the past six months.

At the end of the period, we were most overweight in Materials and Health Care, and most underweight in Financials and Utilities relative to the benchmark.

Diversification by Industry

as of April 30, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	7.7%
Capital Goods (Industrials)	11.9
Consumer Durables & Apparel (Consumer Discretionary)	6.2
Consumer Services (Consumer Discretionary)	0.3
Diversified Financials (Financials)	3.8
Energy (Energy)	6.7
Food, Beverage & Tobacco (Consumer Staples)	4.6
Health Care Equipment & Services (Health Care)	4.3
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	8.1
Materials (Materials)	10.9
Media (Consumer Discretionary)	0.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.8
Real Estate (Financials)	6.8
Retailing (Consumer Discretionary)	3.3
Semiconductors & Semiconductor Equipment (Information Technology)	4.6
Software & Services (Information Technology)	1.0
Technology Hardware & Equipment (Information Technology)	4.4
Transportation (Industrials)	1.9
Utilities (Utilities)	6.7
Short-Term Investments	1.5
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford MidCap Value Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Banks - 7.7%
86	Bankunited, Inc.	$2,104
178	Beneficial Mutual Bancorp, Inc. ●	1,541
109	Comerica, Inc.	3,487
142	First Midwest Bancorp, Inc.	1,517
301	Huntington Bancshares, Inc.	2,016
37	M&T Bank Corp.	3,201
1,509	Popular, Inc. ●	2,686
760	Regions Financial Corp.	5,121
176	Zions Bancorporation	3,593
		25,266
	Capital Goods - 11.9%
59	AGCO Corp. ●	2,734
181	Barnes Group, Inc.	4,789
40	Dover Corp.	2,531
60	Esterline Technologies Corp. ●	4,096
79	Hubbell, Inc. Class B	6,315
127	Pentair, Inc.	5,482
84	Teledyne Technologies, Inc. ●	5,441
99	URS Corp.	4,069
52	WESCO International, Inc. ●	3,479
		38,936
	Consumer Durables & Apparel - 6.2%
192	Lennar Corp.	5,320
151	Mattel, Inc.	5,077
1,869	Samsonite International S.A. ●	3,605
252	Toll Brothers, Inc. ●	6,391
		20,393
	Consumer Services - 0.3%
33	DeVry, Inc.	1,058

	Diversified Financials - 3.8%
122	E*Trade Financial Corp. ●	1,296
151	Invesco Ltd.	3,746
326	PHH Corp. ●	5,059
113	Solar Capital Ltd.	2,349
182	Solar Cayman Ltd. ⌂■●†	16
		12,466
	Energy - 6.7%
234	Cobalt International Energy ●	6,271
51	Consol Energy, Inc.	1,708
61	Japan Petroleum Exploration Co., Ltd.	2,797
301	Lone Pine Resources, Inc. ●	1,795
67	Newfield Exploration Co. ●	2,416
181	Ocean Rig UDW, Inc. ●	3,158
70	Tidewater, Inc.	3,874
		22,019
	Food, Beverage & Tobacco - 4.6%
51	Bunge Ltd. Finance Corp.	3,309
69	Corn Products International, Inc.	3,954
90	Dr. Pepper Snapple Group	3,664
260	Maple Leaf Foods, Inc. w/ Rights	3,401
17	Molson Coors Brewing Co.	686
		15,014
	Health Care Equipment & Services - 4.3%
47	AmerisourceBergen Corp.	1,749
360	Boston Scientific Corp. ●	2,253
199	Brookdale Senior Living, Inc. ●	3,777
104	CIGNA Corp.	4,794
169	Vanguard Health Systems, Inc. ●	1,499
		14,072
	Household & Personal Products - 1.0%
44	Energizer Holdings, Inc. ●	3,153

	Insurance - 8.1%
59	Everest Re Group Ltd.	5,797
101	Platinum Underwriters Holdings Ltd.	3,716
138	Principal Financial Group, Inc.	3,816
121	Reinsurance Group of America, Inc.	7,043
262	Unum Group	6,227
		26,599
	Materials - 10.9%
43	FMC Corp.	4,771
57	Greif, Inc.	3,047
617	Incitec Pivot Ltd.	2,087
501	Louisiana-Pacific Corp. ●	4,530
188	Methanex Corp. ADR	6,621
147	Owens-Illinois, Inc. ●	3,420
112	Packaging Corp. of America	3,266
292	Rexam plc	2,042
162	Sealed Air Corp.	3,111
53	Sino Forest Corp. ⌂■●†	—
145	Sino Forest Corp. Class A ⌂●†	—
2,578	Yingde Gases	2,994
		35,889
	Media - 0.6%
83	Virgin Media, Inc.	2,046

	Pharmaceuticals, Biotechnology & Life Sciences - 3.8%
479	Almirall S.A.	4,114
191	Impax Laboratories, Inc. ●	4,702
77	UCB S.A.	3,586
		12,402
	Real Estate - 6.8%
110	American Assets Trust, Inc.	2,579
546	BR Properties S.A.	6,815
180	Forest City Enterprises, Inc. Class A ●	2,872
131	Hatteras Financial Corp.	3,813
68	Iguatemi Emp de Shopping	1,489
238	Weyerhaeuser Co.	4,854
		22,422
	Retailing - 3.3%
55	ANN, Inc. ●	1,526
2,375	Buck Holdings L.P. ⌂●†	4,933
72	Ross Stores, Inc.	4,459
		10,918
	Semiconductors & Semiconductor Equipment - 4.6%
146	Avago Technologies Ltd.	5,020
55	Linear Technology Corp.	1,806
237	Microsemi Corp. ●	5,094
182	Teradyne, Inc. ●	3,127
		15,047
	Software & Services - 1.0%
197	Booz Allen Hamilton Holding Corp.	3,370

	Technology Hardware & Equipment - 4.4%
203	Arrow Electronics, Inc. ●	8,536
121	Flextronics International Ltd. ●	805

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Technology Hardware & Equipment - 4.4% - (continued)
71	Harris Corp.		$3,247
50	SanDisk Corp. ●		1,850
			14,438
	Transportation - 1.9%
274	Delta Air Lines, Inc. ●		3,007
320	Swift Transportation Co. ●		3,356
			6,363
	Utilities - 6.7%
75	Alliant Energy Corp.		3,402
400	N.V. Energy, Inc.		6,658
135	Northeast Utilities		4,946
133	UGI Corp.		3,875
85	Wisconsin Energy Corp.		3,117
			21,998
	Total common stocks
	(cost $288,194)		$323,869

	Total long-term investments
	(cost $288,194)		$323,869

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $1,260,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $1,286)
$1,260	0.20%, 04/30/2012		$1,260
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,689, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $1,723)
1,689	0.20%, 04/30/2012		1,689
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $667, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $680)
667	0.21%, 04/30/2012		667
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $552, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% - 6.00%,
2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $563)
552	0.19%, 04/30/2012		552
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 0.75%, 2013, value of $1)
1	0.17%, 04/30/2012		1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $907, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $925)
907	0.21%, 04/30/2012		907
			5,076
	Total short-term investments
	(cost $5,076)		$5,076

	Total investments
	(cost $293,270) ▲	100.1%	$328,945
	Other assets and liabilities	(0.1)%	(419)
	Total net assets	100.0%	$328,526

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $298,065 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$51,173
Unrealized Depreciation	(20,293)
Net Unrealized Appreciation	$30,880

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $4,949, which represents 1.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $16, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,375	Buck Holdings L.P.	1,138
12/2009	53	Sino Forest Corp. - 144A	840
12/2009 - 06/2011	145	Sino Forest Corp. Class A	2,583
03/2007	182	Solar Cayman Ltd. - 144A	53

At April 30, 2012, the aggregate value of these securities was $4,949, which represents 1.5% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$323,869	$297,695	$21,225	$4,949
Short-Term Investments	5,076	–	5,076	–
Total	$328,945	$297,695	$26,301	$4,949

♦	For the six-month period ended April 30, 2012, investments valued at $1,418 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2011	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	2012
Assets:
Common Stocks	$6,265	$1,716	$(836	)*	$—	$—	$(2,196)	$—	$—	$4,949
Total	$6,265	$1,716	$(836)		$—	$—	$(2,196)	$—	$—	$4,949

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(836).

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $293,270)	$328,945
Cash	1
Receivables:
Investment securities sold	660
Fund shares sold	173
Dividends and interest	231
Other assets	68
Total assets	330,078
Liabilities:
Payables:
Investment securities purchased	911
Fund shares redeemed	520
Investment management fees	40
Administrative fees	—
Distribution fees	13
Accrued expenses	68
Total liabilities	1,552
Net assets	$328,526
Summary of Net Assets:
Capital stock and paid-in-capital	$312,390
Distributions in excess of net investment loss	(1,016)
Accumulated net realized loss	(18,522)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	35,674
Net assets	$328,526

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.34/$13.06
Shares outstanding	13,211
Net assets	$163,035
Class B: Net asset value per share	$11.22
Shares outstanding	413
Net assets	$4,639
Class C: Net asset value per share	$11.20
Shares outstanding	2,732
Net assets	$30,599
Class I: Net asset value per share	$12.36
Shares outstanding	390
Net assets	$4,816
Class R3: Net asset value per share	$12.88
Shares outstanding	191
Net assets	$2,462
Class R4: Net asset value per share	$12.91
Shares outstanding	182
Net assets	$2,352
Class R5: Net asset value per share	$12.95
Shares outstanding	23
Net assets	$297
Class Y: Net asset value per share	$12.95
Shares outstanding	9,294
Net assets	$120,326

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,344
Interest	3
Less: Foreign tax withheld	(37)
Total investment income	2,310

Expenses:
Investment management fees	1,200
Administrative services fees	4
Transfer agent fees	274
Distribution fees
Class A	191
Class B	33
Class C	145
Class R3	5
Class R4	3
Custodian fees	8
Accounting services fees	21
Registration and filing fees	50
Board of Directors' fees	4
Audit fees	6
Other expenses	33
Total expenses (before waivers and fees paid indirectly)	1,977
Expense waivers	(40)
Transfer agent fee waivers	(8)
Commission recapture	(6)
Total waivers and fees paid indirectly	(54)
Total expenses, net	1,923
Net Investment Income	387
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	13,208
Net realized loss on foreign currency contracts	(2)
Net realized loss on other foreign currency transactions	(6)
Net Realized Gain on Investments and Foreign Currency Transactions	13,200
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	31,023
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	9
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	31,031
Net Gain on Investments and Foreign Currency Transactions	44,231
Net Increase in Net Assets Resulting from Operations	$44,618

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$387	$380
Net realized gain on investments and foreign currency transactions	13,200	41,799
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	31,031	(45,955)
Net Increase (Decrease) In Net Assets Resulting From Operations	44,618	(3,776)
Distributions to Shareholders:
From net investment income
Class A	(645)	—
Class I	(33)	(1)
Class R3	(8)	—
Class R4	(14)	—
Class R5	(2)	—
Class Y	(1,048)	(215)
Total distributions	(1,750)	(216)
Capital Share Transactions:
Class A	(5,706)	(28,622)
Class B	(4,335)	(6,482)
Class C	(2,409)	(1,325)
Class I	796	3,648
Class R3	602	1,668
Class R4	552	1,630
Class R5	137	25
Class Y	(4,886)	16,020
Net decrease from capital share transactions	(15,249)	(13,438)
Net Increase (Decrease) In Net Assets	27,619	(17,430)
Net Assets:
Beginning of period	300,907	318,337
End of period	$328,526	$300,907
Undistributed (distribution in excess of) net investment income (loss)	$(1,016)	$347

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Value Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

13

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

14

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

15

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2012.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(2)	$—	$—	$—	$—	$(2)
Total	$—	$(2)	$—	$—	$—	$—	$(2)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention

16

(or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$216	$99
Tax Return of Capital	—	69

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,417
Accumulated Capital Losses *	(27,997)
Unrealized Depreciation †	(152)
Total Accumulated Deficit	$(26,732)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$183
Accumulated Net Realized Gain (Loss)	(48)
Capital Stock and Paid-in-Capital	(135)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$3,675
2017	24,322
Total	$27,997

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2011, the Fund utilized $38,691 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with

18

Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.58500%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

19

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.35%
Class B	2.10
Class C	2.08
Class I	1.02
Class R3	1.55
Class R4	1.25
Class R5	0.95
Class Y	0.86

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $98 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $6.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related

20

contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.01%	16.71%
Class B	0.01	15.85
Class C	0.01	15.93
Class Y	0.01	17.37

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	10	5%
Class R5	10	43
Class Y	9	0

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$90,108
Sales Proceeds Excluding U.S. Government Obligations	107,860

21

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,394	59	(1,942)	—	(489)	2,176	—	(4,970)	—	(2,794)
Amount	$16,116	$625	$(22,447)	$—	$(5,706)	$25,253	$—	$(53,875)	$—	$(28,622)
Class B
Shares	18	—	(434)	—	(416)	64	—	(696)	—	(632)
Amount	$189	$—	$(4,524)	$—	$(4,335)	$660	$—	$(7,142)	$—	$(6,482)
Class C
Shares	170	—	(408)	—	(238)	622	—	(771)	—	(149)
Amount	$1,786	$—	$(4,195)	$—	$(2,409)	$6,587	$—	$(7,912)	$—	$(1,325)
Class I
Shares	138	2	(71)	—	69	402	—	(105)	—	297
Amount	$1,574	$23	$(801)	$—	$796	$4,771	$1	$(1,124)	$—	$3,648
Class R3
Shares	54	1	(5)	—	50	157	—	(26)	—	131
Amount	$659	$8	$(65)	$—	$602	$1,948	$—	$(280)	$—	$1,668
Class R4
Shares	54	1	(8)	—	47	139	—	(14)	—	125
Amount	$637	$14	$(99)	$—	$552	$1,789	$—	$(159)	$—	$1,630
Class R5
Shares	11	—	—	—	11	2	—	—	—	2
Amount	$137	$1	$(1)	$—	$137	$25	$—	$—	$—	$25
Class Y
Shares	1,376	95	(1,901)	—	(430)	4,420	18	(3,325)	—	1,113
Amount	$16,510	$1,048	$(22,444)	$—	$(4,886)	$52,884	$215	$(37,079)	$—	$16,020
Total
Shares	3,215	158	(4,769)	—	(1,396)	7,982	18	(9,907)	—	(1,907)
Amount	$37,608	$1,719	$(54,576)	$—	$(15,249)	$93,917	$216	$(107,571)	$—	$(13,438)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	176	$2,014
For the Year Ended October 31, 2011	213	$2,392

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

22

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford MidCap Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$10.75	$0.01	$–	$1.63	$1.64	$(0.05)	$–	$–	$(0.05)	$1.59	$12.34
B	9.77	(0.03)	–	1.48	1.45	–	–	–	–	1.45	11.22
C	9.74	(0.03)	–	1.49	1.46	–	–	–	–	1.46	11.20
I	10.79	0.03	–	1.64	1.67	(0.10)	–	–	(0.10)	1.57	12.36
R3	11.23	(0.01)	–	1.71	1.70	(0.05)	–	–	(0.05)	1.65	12.88
R4	11.28	0.01	–	1.71	1.72	(0.09)	–	–	(0.09)	1.63	12.91
R5	11.31	0.03	–	1.71	1.74	(0.10)	–	–	(0.10)	1.64	12.95
Y	11.31	0.04	–	1.71	1.75	(0.11)	–	–	(0.11)	1.64	12.95

For the Year Ended October 31, 2011 (E)
A	10.69	0.01	–	0.05	0.06	–	–	–	–	0.06	10.75
B	9.79	(0.07)	–	0.05	(0.02)	–	–	–	–	(0.02)	9.77
C	9.77	(0.07)	–	0.04	(0.03)	–	–	–	–	(0.03)	9.74
I	10.72	0.04	–	0.05	0.09	(0.02)	–	–	(0.02)	0.07	10.79
R3	11.20	(0.03)	–	0.06	0.03	–	–	–	–	0.03	11.23
R4	11.21	(0.01)	–	0.08	0.07	–	–	–	–	0.07	11.28
R5	11.22	0.05	–	0.06	0.11	(0.02)	–	–	(0.02)	0.09	11.31
Y	11.22	0.06	–	0.06	0.12	(0.03)	–	–	(0.03)	0.09	11.31

For the Year Ended October 31, 2010 (E)
A	8.37	–	–	2.33	2.33	(0.01)	–	–	(0.01)	2.32	10.69
B	7.72	(0.06)	–	2.13	2.07	–	–	–	–	2.07	9.79
C	7.70	(0.07)	–	2.14	2.07	–	–	–	–	2.07	9.77
I(I)	9.71	–	–	1.01	1.01	–	–	–	–	1.01	10.72
R3(I)	10.17	(0.02)	–	1.05	1.03	–	–	–	–	1.03	11.20
R4(I)	10.17	–	–	1.04	1.04	–	–	–	–	1.04	11.21
R5(I)	10.17	0.01	–	1.04	1.05	–	–	–	–	1.05	11.22
Y	8.77	0.04	–	2.44	2.48	(0.03)	–	–	(0.03)	2.45	11.22

For the Year Ended October 31, 2009
A	6.53	0.04	–	1.82	1.86	(0.02)	–	–	(0.02)	1.84	8.37
B	6.03	0.01	–	1.68	1.69	–	–	–	–	1.69	7.72
C	6.03	(0.01)	–	1.68	1.67	–	–	–	–	1.67	7.70
Y	6.88	0.05	–	1.91	1.96	(0.07)	–	–	(0.07)	1.89	8.77

For the Year Ended October 31, 2008
A	14.80	0.02	–	(5.81)	(5.79)	–	(2.48)	–	(2.48)	(8.27)	6.53
B	13.95	(0.05)	–	(5.39)	(5.44)	–	(2.48)	–	(2.48)	(7.92)	6.03
C	13.96	(0.06)	–	(5.39)	(5.45)	–	(2.48)	–	(2.48)	(7.93)	6.03
Y	15.39	0.05	–	(6.08)	(6.03)	–	(2.48)	–	(2.48)	(8.51)	6.88

For the Year Ended October 31, 2007
A	14.57	–	–	2.14	2.14	–	(1.91)	–	(1.91)	0.23	14.80
B	13.93	(0.11)	–	2.04	1.93	–	(1.91)	–	(1.91)	0.02	13.95
C	13.93	(0.10)	–	2.04	1.94	–	(1.91)	–	(1.91)	0.03	13.96
Y	15.00	0.14	0.02	2.14	2.30	–	(1.91)	–	(1.91)	0.39	15.39

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	During the year ended October 31, 2010, the Fund incurred $22.1 million in sales associated with the transition of assets from The Hartford Select SmallCap Value Fund, which merged into the Fund on July 31, 2010. These sales are excluded from the portfolio turnover calculation.
(I)	Commenced operations on May 28, 2010.
(J)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

15.31	%(F)	$163,035	1.40	%(G)	1.35	%(G)	1.35	%(G)	0.16	%(G)	29%
14.84	(F)	4,639	2.42	(G)	2.10	(G)	2.10	(G)	(0.53	)(G)	–
14.99	(F)	30,599	2.08	(G)	2.08	(G)	2.08	(G)	(0.57	)(G)	–
15.59	(F)	4,816	1.02	(G)	1.02	(G)	1.02	(G)	0.47	(G)	–
15.26	(F)	2,462	1.58	(G)	1.55	(G)	1.55	(G)	(0.09	)(G)	–
15.38	(F)	2,352	1.27	(G)	1.25	(G)	1.25	(G)	0.25	(G)	–
15.57	(F)	297	0.98	(G)	0.95	(G)	0.95	(G)	0.46	(G)	–
15.63	(F)	120,326	0.86	(G)	0.86	(G)	0.86	(G)	0.65	(G)	–

0.56		147,222	1.38		1.35		1.35		0.05		54
(0.20)		8,100	2.32		2.10		2.10		(0.69)		–
(0.31)		28,939	2.09		2.09		2.09		(0.70)		–
0.81		3,459	1.04		1.04		1.04		0.34		–
0.27		1,584	1.60		1.55		1.55		(0.23)		–
0.62		1,523	1.29		1.25		1.25		(0.05)		–
0.96		136	0.99		0.95		0.95		0.43		–
1.01		109,944	0.88		0.88		0.88		0.51		–

27.83		176,359	1.44		1.35		1.35		0.01		48	(H)
26.81		14,305	2.32		2.10		2.10		(0.70)		–
26.88		30,467	2.13		2.10		2.10		(0.74)		–
10.40	(F)	254	0.95	(G)	0.95	(G)	0.95	(G)	0.06	(G)	–
10.13	(F)	110	1.60	(G)	1.55	(G)	1.55	(G)	(0.40	)(G)	–
10.23	(F)	110	1.30	(G)	1.25	(G)	1.25	(G)	(0.10	)(G)	–
10.32	(F)	111	1.00	(G)	0.96	(G)	0.96	(G)	0.20	(G)	–
28.39		96,621	0.90		0.90		0.90		0.39		–

28.63		127,459	1.60		1.21		1.21		0.65		52
28.03		21,782	2.53		1.78		1.78		0.09		–
27.69		23,058	2.28		2.02		2.02		(0.16)		–
28.89		8,798	0.90		0.90		0.90		0.93		–

(46.26)		127,999	1.44		1.40		1.40		0.15		52
(46.64)		24,329	2.31		2.06		2.06		(0.50)		–
(46.68)		24,418	2.15		2.15		2.15		(0.59)		–
(46.00)		7,983	0.92		0.92		0.92		0.64		–

16.72	(J)	311,227	1.39		1.39		1.39		–		46
15.86	(J)	60,957	2.23		2.15		2.15		(0.75)		–
15.94	(J)	63,292	2.10		2.10		2.10		(0.70)		–
17.38	(J)	1,961	0.89		0.89		0.89		0.70		–

25

The Hartford MidCap Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

26

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford MidCap Value Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford MidCap Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,153.10	$7.23	$1,000.00	$1,018.15	$6.77	1.35%	182	366
Class B	$1,000.00	$1,148.40	$11.21	$1,000.00	$1,014.43	$10.51	2.10	182	366
Class C	$1,000.00	$1,149.90	$11.14	$1,000.00	$1,014.50	$10.44	2.08	182	366
Class I	$1,000.00	$1,155.90	$5.49	$1,000.00	$1,019.77	$5.14	1.02	182	366
Class R3	$1,000.00	$1,152.60	$8.30	$1,000.00	$1,017.15	$7.77	1.55	182	366
Class R4	$1,000.00	$1,153.80	$6.70	$1,000.00	$1,018.65	$6.28	1.25	182	366
Class R5	$1,000.00	$1,155.70	$5.09	$1,000.00	$1,020.14	$4.77	0.95	182	366
Class Y	$1,000.00	$1,156.30	$4.63	$1,000.00	$1,020.57	$4.34	0.86	182	366

29

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-MCV12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Money Market Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Money Market Fund

The Hartford Money Market Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT - 4.5%
Finance and Insurance - 4.5%
	Bank of Nova Scotia Houston
$3,500	0.25%, 05/02/2012	$3,500
3,500	0.47%, 07/02/2012	3,500
	Royal Bank of Canada New York
12,000	1.10%, 06/18/2012 Δ	12,010
	Toronto-Dominion Bank New York
3,150	0.20%, 08/13/2012	3,152
4,400	0.54%, 02/04/2013 Δ	4,400
		26,562
	Total certificates of deposit
	(cost $26,562)	$26,562

COMMERCIAL PAPER - 31.9%
Arts, Entertainment and Recreation - 2.5%
	Walt Disney Co.
$7,000	0.09%, 05/08/2012 ■	$7,000
3,500	0.11%, 05/24/2012 ■	3,499
4,250	0.13%, 07/10/2012 ■	4,249
		14,748
Beverage and Tobacco Product Manufacturing - 2.1%
	Coca Cola Co.
3,000	0.18%, 07/09/2012	2,999
3,000	0.22%, 08/14/2012	2,998
	PepsiCo, Inc.
6,250	0.13%, 07/03/2012 ■	6,249
		12,246
Chemical Manufacturing - 2.9%
	E.I. DuPont De Nemours & Co.
8,750	0.15%, 05/10/2012 ■	8,749
6,250	0.17%, 06/06/2012 ■	6,249
	Praxair, Inc.
2,136	0.09%, 05/03/2012	2,136
		17,134
Computer and Electrical Products Manufacturing - 2.6%
	International Business Machines Co.
6,250	0.07%, 05/04/2012 ■	6,250
	Merck & Co.
9,250	0.12%, 07/11/2012	9,248
		15,498
Finance and Insurance - 15.5%
	Bank of Nova Scotia
1,500	0.17%, 06/05/2012	1,500
3,000	0.21%, 08/03/2012	2,998
	General Electric Capital Corp.
3,250	0.18%, 05/18/2012	3,250
4,750	0.24%, 07/02/2012	4,748
3,000	0.30%, 08/13/2012	2,997
	John Deere & Co.
9,250	0.14%, 06/01/2012 ■	9,249
	John Deere Capital Corp.
1,500	0.10%, 05/03/2012 ■	1,500
	JP Morgan Chase & Co.
3,000	0.19%, 05/23/2012	3,000
5,000	0.25%, 07/23/2012	4,997
	Met Life Global Funding I
5,500	0.42%, 10/10/2012 ■ Δ	5,500
	Old Line Funding LLC
3,250	0.14%, 05/03/2012 ■	3,250
3,250	0.24%, 05/21/2012 ■	3,249
6,250	0.25%, 06/22/2012 ■	6,248
	State Street Corp.
6,250	0.20%, 07/10/2012	6,248
1,500	0.22%, 06/12/2012	1,500
4,500	0.23%, 07/25/2012	4,497
	Toronto-Dominion Holdings USA
6,000	0.17%, 06/22/2012	5,998
	Toyota Motor Credit Corp.
3,000	0.19%, 05/22/2012	3,000
3,250	0.21%, 06/04/2012	3,249
3,000	0.29%, 06/18/2012	2,999
	U.S. Bank
3,000	0.15%, 06/19/2012	2,999
4,500	0.16%, 07/09/2012	4,499
4,750	0.18%, 07/19/2012	4,748
		92,223
Health Care and Social Assistance - 2.6%
	Abbott Laboratories
7,000	0.11%, 05/01/2012 ■ ○	7,000
4,250	0.13%, 06/05/2012 ■	4,250
4,300	0.14%, 06/19/2012 ■	4,299
		15,549
Mining - 1.0%
	Merck & Co.
6,250	0.12%, 08/01/2012	6,248

Retail Trade - 1.1%
	Wal-Mart Stores, Inc.
6,250	0.10%, 05/25/2012	6,250

Soap, Cleaning Compound and Toilet Manufacturing - 1.6%
	Procter & Gamble Co.
3,250	0.07%, 05/01/2012 ○	3,250
6,250	0.10%, 05/23/2012 ■	6,250
		9,500
	Total commercial paper
	(cost $189,396)	$189,396

CORPORATE NOTES - 5.3%
Beverage and Tobacco Product Manufacturing - 1.6%
	Coca Cola Co.
$7,800	0.55%, 05/15/2012 Δ	$7,801
	PepsiCo, Inc.
1,650	0.48%, 05/15/2012	1,653
		9,454
Chemical Manufacturing - 0.9%
	Export Development Canada
5,100	0.21%, 09/24/2012	5,131

Finance and Insurance - 2.8%
	General Electric Capital Corp.
4,200	0.42%, 06/15/2012	4,230
	John Deere Capital Corp.
5,289	0.19%, 06/19/2012	5,308
	JP Morgan Chase & Co.
4,250	0.54%, 04/19/2013 Δ	4,250

The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount			Market Value ╪
CORPORATE NOTES - 5.3% - (continued)
Finance and Insurance - 2.8% - (continued)
	Met Life Global Funding I
$3,000	0.59%, 07/06/2012 ■ Δ		$3,000
			16,788
	Total corporate notes
	(cost $31,373)		$31,373

FOREIGN GOVERNMENT OBLIGATIONS - 8.3%
	Canada - 8.3%
	British Columbia (Province of)
$9,000	0.12%, 06/15/2012 - 07/05/2012		$8,998
3,000	0.14%, 06/22/2012		3,000
5,300	0.21%, 10/03/2012		5,295
	Ontario (Province of)
3,000	0.15%, 06/26/2012		2,999
6,250	0.16%, 07/25/2012		6,248
4,553	0.25%, 07/17/2012		4,601
	Quebec (Province of)
4,750	0.14%, 05/30/2012 ■		4,749
6,250	0.18%, 08/17/2012 ■		6,247
4,250	0.20%, 09/20/2012		4,247
3,000	0.20%, 10/03/2012 ■		2,997
			49,381
	Total foreign government obligations
	(cost $49,381)		$49,381

OTHER POOLS AND FUNDS - 0.0%
1	JP Morgan U.S. Government Money Market Fund		$1
—	Wells Fargo Advantage Government Money Market Fund		—

	Total other pools and funds
	(cost $1)		$1

REPURCHASE AGREEMENTS - 28.7%
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $46,414, collateralized by U.S. Treasury Note 0.63%, 2012, value of $47,270)
$46,414	0.19% dated 04/30/2012		$46,414
	RBC Capital Markets TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $46,990, collateralized by U.S. Treasury Note 0.88% - 2.00%, 2017 - 2022, value of $47,768)
46,990	0.13% dated 04/30/2012		46,990
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $50,250, collateralized by U.S. Treasury Note 2.63%, 2018, value of $51,255)
50,250	0.16% dated 04/30/2012		50,250
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $26,524, collateralized by U.S. Treasury Note 0.88% - 1.25%, 2017 - 2019, value of $27,055)
26,524	0.18% dated 04/30/2012		26,524
170178
	Total repurchase agreements
	(cost $170,178)		$170,178

U.S. GOVERNMENT AGENCIES - 3.8%
	Federal Home Loan Mortgage Corp. - 1.0%
$6,200	0.11%, 05/29/2012		$6,199

	Federal National Mortgage Association - 2.8%
8,750	0.09%, 05/09/2012		8,750
8,000	0.13%, 06/01/2012		7,999
			16,749

	Total U.S. government agencies
	(cost $22,948)		$22,948

U.S. GOVERNMENT SECURITIES - 19.4%
	Other Direct Federal Obligations - 1.9%
	Federal Home Loan Bank
$11,000	0.15%, 08/30/2012		$11,000

	U.S. Treasury Bills - 5.8%
9,375	0.11%, 07/12/2012		9,373
15,625	0.11%, 06/14/2012 - 07/19/2012 ○		15,622
9,375	0.12%, 07/26/2012 ○		9,372
			34,367
	U.S. Treasury Notes - 11.7%
14,150	0.12%, 07/31/2012		14,168
15,500	0.16%, 08/31/2012		15,511
30,625	0.18%, 08/15/2012 - 10/31/2012		30,859
9,375	0.28%, 05/31/2012		9,411
			69,949
	Total U.S. government securities
	(cost $115,316)		$115,316

	Total investments
	(cost $605,155) ▲	101.9%	$605,155
	Other assets and liabilities	(1.9)%	(11,371)
	Total net assets	100.0%	$593,784

The accompanying notes are an integral part of these financial statements.

3

The Hartford Money Market Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $110,033, which represents 18.5% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Money Market Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Certificates of Deposit	$26,562	$–	$26,562	$–
Commercial Paper	189,396	–	189,396	–
Corporate Notes	31,373	–	31,373	–
Foreign Government Obligations	49,381	–	49,381	–
Other Pools and Funds	1	1	–	–
Repurchase Agreements	170,178	–	170,178	–
U.S. Government Agencies	22,948	–	22,948	–
U.S. Government Securities	115,316	–	115,316	–
Total	$605,155	$1	$605,154	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Money Market Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $605,155)	$605,155
Receivables:
Fund shares sold	550
Dividends and interest	687
Other assets	221
Total assets	606,613
Liabilities:
Payables:
Investment securities purchased	5,131
Fund shares redeemed	7,494
Investment management fees	46
Administrative fees	5
Distribution fees	37
Accrued expenses	107
Other liabilities	9
Total liabilities	12,829
Net assets	$593,784
Summary of Net Assets:
Capital stock and paid-in-capital	$593,784
Undistributed net investment income	—
Accumulated net realized gain	—
Unrealized appreciation of investments	—
Net assets	$593,784

Shares authorized	5,100,000
Par value	$0.001
Class A: Net asset value per share	$1.00
Shares outstanding	313,106
Net assets	$313,106
Class B: Net asset value per share	$1.00
Shares outstanding	22,681
Net assets	$22,681
Class C: Net asset value per share	$1.00
Shares outstanding	57,917
Net assets	$57,917
Class R3: Net asset value per share	$1.00
Shares outstanding	25,138
Net assets	$25,138
Class R4: Net asset value per share	$1.00
Shares outstanding	163,635
Net assets	$163,635
Class R5: Net asset value per share	$1.00
Shares outstanding	4,528
Net assets	$4,528
Class Y: Net asset value per share	$1.00
Shares outstanding	6,779
Net assets	$6,779

The accompanying notes are an integral part of these financial statements.

6

The Hartford Money Market Fund

Statement of Operations

For the Six Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$—
Interest	457
Total investment income	457

Expenses:
Investment management fees	1,484
Administrative services fees	161
Transfer agent fees	466
Custodian fees	2
Accounting services fees	46
Registration and filing fees	102
Board of Directors' fees	8
Audit fees	7
Other expenses	28
Total expenses (before waivers)	2,304
Expense waivers	(1,647)
Transfer agent fee waivers	(200)
Total waivers	(1,847)
Total expenses, net	457
Net Investment Income	—
Net Realized Gain on Investments:
Net realized gain on investments in securities	—
Net Realized Gain on Investments	—
Net Gain on Investments	—
Net Increase in Net Assets Resulting from Operations	$—

The accompanying notes are an integral part of these financial statements.

7

The Hartford Money Market Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net realized gain on investments	—	—
Net Increase In Net Assets Resulting From Operations	—	—
Capital Share Transactions:
Class A	(45,219)	16,086
Class B	(5,731)	(5,136)
Class C	(18,998)	15,051
Class R3	905	3,822
Class R4	(31,119)	(26,457)
Class R5	(169)	(4,504)
Class Y	(1,399)	5,182
Net increase (decrease) from capital share transactions	(101,730)	4,044
Net Increase (Decrease) In Net Assets	(101,730)	4,044
Net Assets:
Beginning of period	695,514	691,470
End of period	$593,784	$695,514
Undistributed (distribution in excess of) net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford Money Market Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Money Market Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold without a front-end sales charge. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 Years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

9

The Hartford Money Market Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

10

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 5% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

11

The Hartford Money Market Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

4.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund had no reclassifications.

d)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

12

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

e)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

13

The Hartford Money Market Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	1.15%	0.85%	0.60%	0.55%

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received contingent deferred sales charges of $94 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $8.  These commissions are in turn paid to sales representatives of the broker/dealers.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Board of Directors has extended the reduction of payment of distribution and service fees through August 31, 2012. The Fund’s action results in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board of Directors’ action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned

14

subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	100	2%
Class Y	102	2

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $21,999,952 and $22,089,099, respectively.

9. Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	128,825	—	(174,044)	—	(45,219)	391,973	—	(375,887)	—	16,086
Amount	$128,825	$—	$(174,044)	$—	$(45,219)	$391,973	$—	$(375,887)	$—	$16,086
Class B
Shares	3,728	—	(9,459)	—	(5,731)	19,100	—	(24,236)	—	(5,136)
Amount	$3,728	$—	$(9,459)	$—	$(5,731)	$19,100	$—	$(24,236)	$—	$(5,136)
Class C
Shares	63,537	—	(82,535)	—	(18,998)	131,054	—	(116,003)	—	15,051
Amount	$63,537	$—	$(82,535)	$—	$(18,998)	$131,054	$—	$(116,003)	$—	$15,051
Class R3
Shares	4,507	—	(3,602)	—	905	12,830	—	(9,008)	—	3,822
Amount	$4,507	$—	$(3,602)	$—	$905	$12,830	$—	$(9,008)	$—	$3,822
Class R4
Shares	12,640	—	(43,759)	—	(31,119)	46,191	—	(72,648)	—	(26,457)
Amount	$12,640	$—	$(43,759)	$—	$(31,119)	$46,191	$—	$(72,648)	$—	$(26,457)
Class R5
Shares	923	—	(1,092)	—	(169)	2,878	—	(7,382)	—	(4,504)
Amount	$923	$—	$(1,092)	$—	$(169)	$2,878	$—	$(7,382)	$—	$(4,504)
Class Y
Shares	3,133	—	(4,532)	—	(1,399)	9,650	—	(4,468)	—	5,182
Amount	$3,133	$—	$(4,532)	$—	$(1,399)	$9,650	$—	$(4,468)	$—	$5,182
Total
Shares	217,293	—	(319,023)	—	(101,730)	613,676	—	(609,632)	—	4,044
Amount	$217,293	$—	$(319,023)	$—	$(101,730)	$613,676	$—	$(609,632)	$—	$4,044

15

The Hartford Money Market Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	1,059	$1,059
For the Year Ended October 31, 2011	1,962	$1,962

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Money Market Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$1.00	$–	$–	$–	$–	$–	$–	$–	$–	$–	$1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2011
A	1.00	–	–	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2010
A	1.00	–	–	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2009
A	1.00	–	–	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2008
A	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
B	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
C	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R3	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R4	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R5	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
Y	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00

For the Year Ended October 31, 2007
A	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
B	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
C	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R3(E)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R4(E)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R5(E)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
Y	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Not annualized.
(D)	Annualized.
(E)	Commenced operations on December 22, 2006.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

–	%(C)	$313,106	0.74	%(D)	0.14	%(D)	0.14	%(D)	–	%(D)	N/A
–	(C)	22,681	0.70	(D)	0.14	(D)	0.14	(D)	–	(D)	–%
–	(C)	57,917	0.61	(D)	0.14	(D)	0.14	(D)	–	(D)	–
–	(C)	25,138	0.71	(D)	0.14	(D)	0.14	(D)	–	(D)	–
–	(C)	163,635	0.66	(D)	0.14	(D)	0.14	(D)	–	(D)	–
–	(C)	4,528	0.61	(D)	0.14	(D)	0.14	(D)	–	(D)	–
–	(C)	6,779	0.51	(D)	0.14	(D)	0.14	(D)	–	(D)	–

–		358,325	0.73		0.18		0.18		–		N/A
–		28,412	0.70		0.18		0.18		–		–
–		76,915	0.61		0.18		0.18		–		–
–		24,233	0.70		0.18		0.18		–		–
–		194,754	0.65		0.18		0.18		–		–
–		4,697	0.60		0.18		0.18		–		–
–		8,178	0.50		0.18		0.18		–		–

–		342,239	0.72		0.21		0.21		–		N/A
–		33,548	0.70		0.21		0.21		–		–
–		61,864	0.62		0.21		0.21		–		–
–		20,411	0.71		0.21		0.21		–		–
–		221,211	0.66		0.21		0.21		–		–
–		9,201	0.61		0.21		0.21		–		–
–		2,996	0.51		0.21		0.21		–		–

0.05		386,036	0.88		0.45		0.41		0.03		N/A
0.03		51,225	1.11		0.48		0.44		–		–
0.03		76,846	1.06		0.50		0.46		–		–
0.04		11,621	0.79		0.28		0.24		–		–
0.06		250,995	0.78		0.40		0.36		0.02		–
0.09		69,464	0.66		0.29		0.25		0.02		–
0.11		1,596	0.58		0.38		0.34		0.09		–

2.31		486,596	0.99		0.90		0.90		2.23		N/A
1.54		66,581	1.71		1.65		1.65		1.40		–
1.60		140,174	1.60		1.60		1.60		1.49		–
2.07		529	1.35		1.15		1.15		1.33		–
2.37		148,465	0.94		0.85		0.85		1.91		–
2.60		8,826	0.63		0.63		0.63		2.09		–
2.69		1,595	0.52		0.52		0.52		2.77		–

4.49		314,872	1.13		0.95		0.95		4.40		N/A
3.71		29,219	1.82		1.70		1.70		3.65		–
3.72		59,575	1.72		1.69		1.69		3.66		–
3.63	(C)	10	1.36	(D)	1.20	(D)	1.20	(D)	4.16	(D)	–
3.95	(C)	17,239	1.01	(D)	0.90	(D)	0.90	(D)	4.49	(D)	–
4.18	(C)	1,229	0.72	(D)	0.60	(D)	0.60	(D)	4.79	(D)	–
4.90		2,707	0.58		0.55		0.55		4.77		–

19

The Hartford Money Market Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Money Market Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Money Market Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,000.00	$0.70	$1,000.00	$1,024.17	$0.70	0.14%	182	366
Class B	$1,000.00	$1,000.00	$0.70	$1,000.00	$1,024.17	$0.70	0.14	182	366
Class C	$1,000.00	$1,000.00	$0.70	$1,000.00	$1,024.17	$0.70	0.14	182	366
Class R3	$1,000.00	$1,000.00	$0.70	$1,000.00	$1,024.17	$0.70	0.14	182	366
Class R4	$1,000.00	$1,000.00	$0.70	$1,000.00	$1,024.17	$0.70	0.14	182	366
Class R5	$1,000.00	$1,000.00	$0.70	$1,000.00	$1,024.17	$0.70	0.14	182	366
Class Y	$1,000.00	$1,000.00	$0.70	$1,000.00	$1,024.17	$0.70	0.14	182	366

23

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-MM12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Municipal Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Municipal Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Municipal Opportunities Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

Performance Overview 5/31/07 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Municipal Opportunities A#	7.86%	14.55%	2.08%
Municipal Opportunities A##		9.39%	1.13%
Municipal Opportunities B#	7.47%	13.70%	1.29%
Municipal Opportunities B##		8.70%	0.96%
Municipal Opportunities C#	7.46%	13.68%	1.33%
Municipal Opportunities C##		12.68%	1.33%
Municipal Opportunities I#	7.98%	14.95%	2.36%
Barclays Capital Municipal Bond Index	5.50%	11.36%	5.79%
Barclays Capital Municipal Bond Non-Investment Grade Index	8.82%	16.16%	3.35%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. On or about March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Includes the Fund’s performance when, prior to March 5, 2012, it utilized a modified investment strategy.

Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

Barclays Capital Municipal Bond Non-Investment Grade Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

The Fund changed its benchmark from the Barclays Capital Municipal Bond Non-Investment Grade Index to the Barclays Capital Municipal Bond Index because the Fund’s investment manager believes that the Barclays Capital Municipal Bond Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Opportunities Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Timothy D. Haney, CFA	Brad W. Libby
Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Credit Analyst

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Municipal Opportunities Fund returned 7.86%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Barclays Municipal Bond Index, which returned 5.50% for the same period. The Fund also outperformed the 6.58% return of the average fund in the Lipper General Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Security selection and positioning within the higher yield segment of the fixed income market helped the Fund outperform the benchmark, specifically within Transportation, Tobacco, Education and Utility sectors. The market saw increased demand for lower rated securities from investors reaching for higher levels of income in this low absolute interest rate environment. Performance was also helped by overweighting longer maturities which outperformed during this period. An underweight to non-investment grade securities detracted from performance.

On March 5, 2012, Wellington Management Company, LLP (Wellington) became sub-adviser of the Fund replacing Hartford Investment Management Company. Wellington has been positioning the Fund’s portfolio as described in the Outlook section below.

What is the outlook?

We believe the U.S. economy is expanding at a moderate pace. Therefore, we have a medium risk posture. The municipal curve has flattened but remains steep. Given the overall slope of the municipal curve, we believe the 5-year portion of the curve is expensive, while the 10-year portion is cheap, and the 20-year portion is fair. We believe 10 year and 22-25 year portions of the curve are attractive from a roll down perspective. We favor moving to a neutral overall duration posture with a flattening bias and have been looking for opportunities to move out of the 5-year range.

Tax reform discussions have picked up and changes to the municipal tax exemption have been a topic of conversation. Some contend that the municipal tax exemption disproportionately benefits wealthy individuals and corporations, so it is possible that the exemption will be threatened by fiscal reforms aimed at increasing revenues. Changes to the tax code might entirely remove the exemption or provide for a grandfathering of existing tax-exempt municipals. We believe any reduction to the tax benefit would be negative for demand in the sector, but it is too early to tell whether the exemption is under serious threat, so markets have reacted little in response to potential changes. Flows into municipal mutual funds have been steadily positive and supply remains limited, creating what we believe is a favorable technical environment for the tax-exempt asset class. Supply is expected to remain scarce, but the record low yields in the asset class may cause future inflows to slow.

Municipalities are under stress, but we do not expect widespread defaults. State general-obligation (GO) revenues are improving, but we believe they will be offset by increasing pension and Medicaid expenses. We believe the local GO sector will remain stressed until real estate prices improve. Municipal credit spreads have tightened but remain attractive in our opinion; fundamental research is critical for individual security selection in this sector.

At the end of the period, we were underweight GOs, especially at the local level. We retained exposure to municipal spread products, including health care (both investment-grade and high yield), toll roads, and airports. We also favored essential service revenue bonds, such as water, sewer, and electric utilities. At the end of the period, the Fund had approximately 63% in investment-grade municipal securities, 7% in net cash, and 30% in high yield municipal securities.

3

The Hartford Municipal Opportunities Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	3.8%
Aa / AA	16.8
A	21.1
Baa / BBB	21.6
Ba / BB	3.9
B	4.8
Caa / CCC or Lower	1.0
Unrated	19.8
Non Debt Securities and Other Short-Term Instruments	7.2
Other Assets & Liabilities	0 0
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Airport Revenues	5.2%
General Obligations	11.8
Health Care/Services	19.5
Higher Education (Univ., Dorms, etc.)	9.2
Housing (HFA'S, etc.)	2.2
Industrial	6.9
Miscellaneous	15.2
Pollution Control	0.7
Prerefunded	1.6
Special Tax Assessment	4.2
Tax Allocation	6.6
Transportation	3.0
Utilities - Combined	0.9
Utilities - Electric	3.5
Utilities - Gas	1.1
Utilities - Water and Sewer	0.5
Waste Disposal	0.7
Short-Term Investments	7.2
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Municipal Opportunities Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 92.8%
	Alabama - 0.6%
	Mobile, AL, IDA Pollution Obligor: Alabama Power Co
$2,540	1.65%, 06/01/2034	$2,547

	Alaska - 0.1%
	Alaska State Municipal Bond Bank Auth
375	5.75%, 09/01/2033	428

	Arizona - 2.6%
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265	6.20%, 07/15/2032	266
	Mohave County, AZ, IDA
3,000	8.00%, 05/01/2025	3,567
	Pima County, AZ, IDA Education Rev Obligor: Legacy Traditional Charter School
1,500	8.50%, 07/01/2039	1,614
	Salt River, AZ, Agricultural Improvement
3,000	5.00%, 12/01/2027	3,573
	Show Low Bluff, AZ, Community Fac Dist Special Assessment
200	5.60%, 07/01/2031 ■	152
	Taresso West, AZ, Community Fac Dist GO
1,000	5.90%, 07/15/2032	880
		10,052
	California - 14.2%
	California State Communities DA Rev
2,250	6.00%, 08/15/2042	2,628
1,700	7.50%, 06/01/2042	1,871
	California State Dept Veterans Affairs
4,000	3.50%, 12/01/2025	4,006
	California State GO
4,985	6.50%, 04/01/2033	6,105
	California State Health Fac FA Rev
2,000	5.50%, 11/15/2040	2,290
	California State Municipal FA Rev
1,500	6.50%, 11/01/2031 - 11/01/2041	1,648
	California State Pollution Control FA
2,805	4.75%, 12/01/2023	3,007
	California State Public Works Board Lease Rev
1,000	5.00%, 04/01/2034	1,074
2,000	5.25%, 10/01/2023	2,311
	California State Public Works Board, Correctional Facilities Improvement
1,000	6.00%, 03/01/2035	1,122
	California State Public Works Board, State University Trustees
2,000	6.25%, 04/01/2034	2,250
	California Statewide Communities DA Rev
2,000	5.00%, 12/01/2041	2,171
	Imperial, CA, Irrigation Dist Elec Rev
2,000	5.25%, 11/01/2031	2,237
	Morongo Band of Mission Indians, CA, Enterprise
1,595	6.50%, 03/01/2028 ■	1,616
	MSR Energy Auth Gas Rev
2,000	6.50%, 11/01/2039	2,449
	Port Oakland, CA GO
1,000	5.00%, 05/01/2026	1,057
	San Buenaventura, CA Obligor: Community Memorial Health System
1,000	7.50%, 12/01/2041	1,174
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,322
	San Francisco City & County, CA, Redev Agency, Community Fac Dist No. 6
530	6.13%, 08/01/2031	531
	San Francisco City & County, CA, Redev Agency, No. 6 Mission Bay South Pub
590	6.25%, 08/01/2033	591
	San Francisco, CA, City & County Airports Commission
1,500	5.00%, 05/01/2031	1,661
	San Jose, CA, Redev Agency
2,575	5.00%, 08/01/2022	2,655
500	6.50%, 08/01/2023	539
	Santa Cruz County, CA, Redev Agency
1,335	6.63%, 09/01/2029	1,554
	Southern California State Public Power Auth
2,000	5.25%, 07/01/2031	2,308
	Turlock, CA, Irrigation Dist
3,000	5.50%, 01/01/2041	3,333
		55,510
	Colorado - 1.5%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
745	5.00%, 12/01/2026	542
	Colorado State Health Fac Auth Rev
1,500	5.25%, 11/15/2035	1,594
	Denver, CO, City & County Special Fac Airport Rev
2,000	5.25%, 10/01/2032	1,937
	Regional Transportation Dist, CO, Private
1,500	6.00%, 01/15/2034	1,650
		5,723
	Connecticut - 1.9%
	Connecticut State DA Pollution Control Rev
2,315	1.55%, 05/01/2031	2,322
	Connecticut State Special Obligation Parking Rev
1,290	6.60%, 07/01/2024	1,291
	Hamden, CT, Facilities Rev, Whitney Center Proj Ser A
1,250	7.63%, 01/01/2030	1,348
2,250	7.75%, 01/01/2043	2,360
		7,321
	District of Columbia - 1.9%
	District of Columbia Tobacco Settlement Financing Corp
6,675	6.50%, 05/15/2033	7,465

	Florida - 6.7%
	Beeline, FL, Community Development Dist Special Assessment
1,195	7.00%, 05/01/2037	1,236

The accompanying notes are an integral part of these financial statements.

5

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 92.8% - (continued)
	Florida - 6.7% - (continued)
	Colonial Country Club Community Development Dist, Capital Improvement Rev
$2,010	6.40%, 05/01/2033	$2,119
	Florida Village Community Development Dist No 8
2,550	6.38%, 05/01/2038	2,743
	Greater Orlando, FL, Aviation Auth
3,340	5.00%, 10/01/2021 - 10/01/2024 ☼	3,820
	Highlands County, FL, Adventist Health (Prerefunded with US Gov't Securities)
125	5.25%, 11/15/2036	149
	Highlands County, FL, Health Fac Auth
1,905	5.25%, 11/15/2036	2,014
	Hillsborough County, FL, IDA (Prerefunded with US Gov't Securities)
1,150	8.00%, 08/15/2032	1,647
	Jacksonville, FL, Econ Development Community Health Care Fac
2,000	6.25%, 09/01/2027	2,145
	Jacksonville, FL, Sales Tax Rev
2,700	5.00%, 10/01/2021	3,111
	Lakeland, FL, Retirement Community Rev
1,750	6.38%, 01/01/2043	1,773
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500	0.00%, 05/01/2039 ●	175
	Miami-Dade County, FL, Health Fac Auth
1,000	6.00%, 08/01/2030	1,171
	Orange County, FL, School Board
2,130	5.00%, 08/01/2026 ☼	2,430
	River Bend Community Development Dist, Capital Improvement Rev
1,755	0.00%, 11/01/2015 ●	702
	Village, FL Community Development Dist #5
830	6.50%, 05/01/2033	851
		26,086
	Georgia - 2.2%
	Burke County, GA, DA
3,000	1.25%, 01/01/2052	2,999
	Clayton County, GA, DA
2,000	9.00%, 06/01/2035	2,166
	Dekalb Newton & Gwinnett Counties, GA, Joint DA
1,500	6.00%, 07/01/2034	1,699
	Marietta, GA, DA Life University Inc Proj
1,500	7.00%, 06/15/2030	1,564
		8,428
	Illinois - 5.3%
	Aurora, IL, Tax Increment Rev
940	6.75%, 12/30/2027	965
	Chicago, IL, O'Hare International Airport Rev
1,000	5.25%, 01/01/2027	1,030
2,210	6.00%, 01/01/2017	2,359
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
192	0.00%, 03/01/2037 ●	86
	Illinois FA Rev, Art Institute of Chicago Ser A
1,400	6.00%, 03/01/2038	1,549
	Illinois FA Rev, Silver Cross Hospital & Medicine
3,000	5.50%, 08/15/2030	3,077
	Illinois State FA Rev Obligor: The Admiral at the Lake
3,000	6.00%, 05/15/2017	3,015
	Illinois State GO
1,500	5.00%, 01/01/2022	1,640
1,500	5.25%, 01/01/2021	1,707
	Metropolitan Pier & Exposition Auth, IL
5,000	11.26%, 12/15/2032 ○	1,817
	Railsplitter, IL, Tobacco Settlement Auth
3,000	6.00%, 06/01/2028	3,406
		20,651
	Indiana - 0.5%
	Vigo County, IN, Hospital Auth
2,000	5.75%, 09/01/2042 ■	1,988

	Kentucky - 0.9%
	Louisville & Jefferson County, KY Co
1,710	1.65%, 10/01/2033 Δ	1,710
	Louisville & Jefferson County, KY Metropolitan Government Rev
1,515	5.00%, 12/01/2023	1,790
		3,500
	Louisiana - 3.2%
	Louisiana State Local Government Environmental Fac Obligor: Westlake Chemical Corp
4,000	6.75%, 11/01/2032	4,405
	Louisiana State Office Fac Corp Lease Rev
3,925	5.00%, 11/01/2021	4,728
	Louisiana State Public Facs Auth Rev
500	5.75%, 07/01/2039	409
	New Orleans, LA, Aviation Board
2,500	6.00%, 01/01/2023	2,938
		12,480
	Massachusetts - 4.4%
	Massachusetts State Development Fin Agency Rev
1,200	8.00%, 04/15/2031	1,396
	Massachusetts State GO
8,000	0.22%, 03/01/2026 Δ	8,000
3,335	13.63%, 04/01/2019 ■λ	4,934
	Massachusetts State Health & Education FA Rev, Simmons College Ser I
2,355	8.00%, 10/01/2039	2,777
		17,107
	Michigan - 3.2%
	Kent, MI, Hospital FA
5,175	6.00%, 07/01/2035	5,320
	Michigan State Public Educational FA Rev, Limited Obligation Chandler Park Academy
2,025	6.35%, 11/01/2028	2,067
	Michigan State Strategic Fund Limited Obligation
2,500	5.25%, 10/15/2031	2,762

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 92.8% - (continued)
	Michigan - 3.2% - (continued)
	Royal Oak, MI, Hospital FA
$2,000	8.25%, 09/01/2039	$2,560
		12,709
	Minnesota - 1.5%
	Tobacco Securitization Auth, MN Settlement Rev
5,400	5.25%, 03/01/2026 - 03/01/2031	5,946
		5,946
	Missouri - 1.0%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027	79
	Kirkwood, MO, Industrial DA Retirement Community
3,500	8.25%, 05/15/2045	3,925
		4,004
	Nevada - 1.3%
	Las Vegas, NV, Special Improvement Dist 808 & 810
500	6.13%, 06/01/2031	474
	Mesquite, NV, Special Improvement Dist 07-01
460	6.00%, 08/01/2027	406
	Nevada State GO
3,500	5.00%, 08/01/2019 ‡	4,244
		5,124
	New Jersey - 3.0%
	New Jersey Health Care Facilities FA, Hospital Asset Transformation
2,855	5.75%, 10/01/2031	3,293
	New Jersey State Econ DA
1,530	5.00%, 06/15/2018	1,743
1,995	6.25%, 09/15/2019	2,003
	New Jersey State Educational FA Rev, University of Medicine & Dentistry
2,000	7.50%, 12/01/2032	2,424
	New Jersey State Housing & Mortgage FA
1,980	4.50%, 10/01/2030	2,100
		11,563
	New Mexico - 1.1%
	Los Alamos County, NM, Tax Improvement Rev
3,000	5.88%, 06/01/2027	3,527
	Montecito Estates, NM, Public Improvement Dist
965	7.00%, 10/01/2037	976
		4,503
	New York - 8.9%
	Erie County, NY, IDA Global Concepts Charter School Proj
1,510	6.25%, 10/01/2037	1,473
	Nassau County, NY, IDA Continuing Care Retirement
3,000	6.70%, 01/01/2043	2,231
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside
1,000	6.50%, 01/01/2027	816
	New York and New Jersey PA
2,000	5.00%, 12/01/2023	2,155
	New York City, NY, Transitional FA Rev
5,000	0.26%, 08/01/2031 Δ	5,000
3,500	0.41%, 08/01/2031 ‡Δ	3,500
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
1,500	6.13%, 12/01/2029	1,602
	New York State Dormitory Auth Rev
1,670	5.00%, 03/15/2022	2,055
	New York State Liberty Development Corp Rev
3,900	5.00%, 09/15/2029	4,458
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,873
	TSASC, Inc NY
2,500	5.00%, 06/01/2034	1,872
	Ulster County, NY, IDA
3,750	6.00%, 09/15/2037 - 09/15/2042	2,607
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
3,000	6.00%, 09/15/2027	2,140
		34,782
	North Carolina - 1.4%
	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge
1,555	5.88%, 01/01/2031	1,663
	North Carolina State Capital Waste Disposal
2,675	4.38%, 10/01/2031	2,828
	North Carolina State Medical Care Commission Obligor: Galloway Ridge, Inc
1,000	6.00%, 01/01/2039	1,055
		5,546
	Ohio - 2.4%
	Buckeye, OH, Tobacco Settlement FA
4,580	6.00%, 06/01/2042	3,655
5,795	6.50%, 06/01/2047	4,931
	Ohio State Hospital Fac Rev
880	5.50%, 01/01/2039	975
		9,561
	Oklahoma - 0.6%
	Norman, OK, Regional Hospital Auth Rev
2,310	5.25%, 09/01/2019	2,444

	Other U.S. Territories - 1.4%
	Guam Government GO
2,000	6.75%, 11/15/2029	2,173
	Guam Government, Dept of Education John F Kennedy High School Ser A
2,000	6.63%, 12/01/2030	2,138
	Guam Government, Limited Obligation Rev Section 30 Ser A
935	5.75%, 12/01/2034	988
		5,299
	Pennsylvania - 4.2%
	Allegheny County, PA, Industrial DA Charter School
1,215	6.75%, 08/15/2035	1,254

The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 92.8% - (continued)
	Pennsylvania - 4.2% - (continued)
	Harrisburg, PA, Auth
$2,000	5.25%, 07/15/2031	$1,740
	Pennsylvania Econ Development FA Rev, Allegheny Energy Supply
3,000	7.00%, 07/15/2039	3,423
	Pennsylvania State GO
1,000	7.00%, 07/15/2028	1,153
	Pennsylvania State IDA
2,250	5.00%, 07/01/2021 ☼	2,679
	Pennsylvania State Turnpike Commission Rev
1,335	6.00%, 06/01/2028	1,553
	Philadelphia, PA, Municipal Auth
750	6.38%, 04/01/2029	830
800	6.50%, 04/01/2034	867
	Pittsburgh, PA, School Dist GO
2,325	5.00%, 09/01/2021 - 09/01/2023	2,820
		16,319
	Rhode Island - 0.5%
	Cranston, RI GO
1,415	5.00%, 07/01/2019	1,621
	Rhode Island Tobacco Settlement Financing Corp
515	6.00%, 06/01/2023	516
		2,137
	South Carolina - 0.2%
	Lancaster County, SC, Sun City Assessment
1,987	0.00%, 11/01/2017 ●	934

	South Dakota - 1.1%
	South Dakota State Education Enhancement
4,030	6.50%, 06/01/2032	4,088
	South Dakota State Housing DA
185	6.13%, 05/01/2033	187
		4,275
	Texas - 9.8%
	Brazos Harbor, TX, Industrial Development Corp
1,500	5.90%, 05/01/2038	1,625
	Brazos River Harbor, TX, Navigation Dist
1,000	5.95%, 05/15/2033	1,078
	Central Texas Regional Mobility Auth Rev
2,000	6.00%, 01/01/2041	2,201
	Clifton, TX, Higher Education Fin Corp
2,000	8.75%, 02/15/2028	2,269
	Dallas-Fort Worth, TX, International Airport Rev
365	6.00%, 11/01/2032	366
	Dallas-Fort Worth, TX, International Fac
2,000	6.15%, 01/01/2016	2,002
	Houston, TX, Higher Education Fin Corp
465	5.88%, 05/15/2021	531
1,000	6.88%, 05/15/2041	1,170
	Kimble County, TX, Hospital Dist GO
2,500	6.25%, 08/15/2033	2,712
	Lewisville, TX, Combination Contract Rev (Prerefunded with US Gov't Securities)
60	6.13%, 09/01/2029	68
	Lewisville, TX, Combination Contract Rev
3,940	6.13%, 09/01/2029	4,084
	Lower Colorado River, TX, Auth Rev
55	7.25%, 05/15/2037	62
	Lower Colorado River, TX, Auth Rev (Prerefunded with US Gov't Securities)
2,945	7.25%, 05/15/2037	3,545
	Maverick County, TX, Public Fac Corp Proj Rev
1,325	6.25%, 02/01/2024	1,197
	Texas Private Activity Surface Transportation, LBJ Infrastructure Group
1,000	7.00%, 06/30/2040	1,165
	Texas State Midwest Public Fac Corp Rev
3,000	0.00%, 10/01/2030 ●	1,620
	Texas State Municipal Gas Acquisition & Supply
1,500	5.63%, 12/15/2017	1,664
	Texas State Private Activity Surface Transportation
3,000	6.88%, 12/31/2039	3,449
	Texas State Public FA Charter School
3,555	5.38%, 02/15/2037	3,638
1,000	6.20%, 02/15/2040	1,120
	Travis County, TX, Health Fac Development
2,000	7.13%, 11/01/2040	2,246
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035	570
		38,382
	Virginia - 1.4%
	Norfolk, VA, Redev & Housing Auth Rev Obligor: Fort Norfolk Retirement Community, Inc
1,005	6.13%, 01/01/2035	1,006
	Peninsula Town Ctr, VA, Community DA
298	6.45%, 09/01/2037	284
	Virginia Small Business Financing Auth Rev
2,000	9.00%, 07/01/2039	2,164
	Washington County Hospital Fac Rev
1,750	7.75%, 07/01/2038	2,132
		5,586
	Washington - 1.8%
	King County, WA, Public Hospital GO
3,000	7.25%, 12/01/2038	3,158
	Washington State Health Care Facilities Auth, VA Mason Medical
3,600	6.13%, 08/15/2037	3,869
		7,027
	West Virginia - 0.6%
	West Virginia State Hospital FA
2,000	9.13%, 10/01/2041	2,283

	Wisconsin - 1.4%
	Badger Tobacco Asset Securitization Corp of WI (Prerefunded with US Gov't Securities)
1,000	6.38%, 06/01/2032 ‡	1,005

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 92.8% - (continued)
	Wisconsin - 1.4% - (continued)
	Wisconsin State GO
$185	5.75%, 05/01/2033		$222
1,295	6.00%, 05/01/2036		1,559
	Wisconsin State Health & Educational Fac Auth Rev
2,465	5.25%, 08/15/2024		2,610
			5,396
	Total municipal bonds
	(cost $339,014)		$363,106

	Total long-term investments		$363,106
	(cost $339,014)

SHORT-TERM INVESTMENTS - 7.2%
	Investment Pools and Funds - 7.2%
28,166	JP Morgan Tax Free Money Market Fund		$28,166

	Total short-term investments
	(cost $28,166)		$28,166

	Total investments
	(cost $367,180) ▲	100.0%	$391,272
	Other assets and liabilities	0.0%	126
	Total net assets	100.0%	$391,398

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $8,690, which represents 2.2% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

λ	Inverse floating rate certificate issued by a third party securitization trust and purchased directly through a cash transaction; rate varies inversely to short-term interest rates and the rate presented is the effective rate at April 30, 2012.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $7,644 at April 30, 2012.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligations
IDA	Industrial Development Authority Bond
PA	Port Authority

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	363,106	–	363,106	–
Short-Term Investments	28,166	28,166	–	–
Total	$391,272	$28,166	$363,106	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Opportunities Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $367,180)	$391,272
Receivables:
Investment securities sold	2,525
Fund shares sold	2,864
Dividends and interest	5,701
Other assets	55
Total assets	402,417
Liabilities:
Payables:
Investment securities purchased	10,150
Fund shares redeemed	500
Investment management fees	35
Dividends	277
Distribution fees	27
Accrued expenses	30
Total liabilities	11,019
Net assets	$391,398
Summary of Net Assets:
Capital stock and paid-in-capital	$405,743
Undistributed net investment income	79
Accumulated net realized loss	(38,516)
Unrealized appreciation of investments	24,092
Net assets	$391,398

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.45/$8.85
Shares outstanding	23,180
Net assets	$195,950
Class B: Net asset value per share	$8.45
Shares outstanding	690
Net assets	$5,827
Class C: Net asset value per share	$8.46
Shares outstanding	13,280
Net assets	$112,341
Class I: Net asset value per share	$8.47
Shares outstanding	9,125
Net assets	$77,280

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Interest	10,066
Total investment income	10,069

Expenses:
Investment management fees	1,024
Transfer agent fees	80
Distribution fees
Class A	229
Class B	29
Class C	541
Custodian fees	1
Accounting services fees	34
Registration and filing fees	49
Board of Directors' fees	4
Interest expense	32
Audit fees	6
Other expenses	20
Total expenses (before waivers)	2,049
Expense waivers	(11)
Total waivers	(11)
Total expenses, net	2,038
Net Investment Income	8,031
Net Realized Gain on Investments:
Net realized gain on investments in securities	7,000
Net Realized Gain on Investments	7,000
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	12,855
Net Changes in Unrealized Appreciation of Investments	12,855
Net Gain on Investments	19,855
Net Increase in Net Assets Resulting from Operations	$27,886

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2012	Year Ended
	(Unaudited)	October 31, 2011
Operations:
Net investment income	$8,031	$19,269
Net realized gain (loss) on investments	7,000	(10,546)
Net unrealized appreciation (depreciation) of investments	12,855	(14,992)
Net Increase (Decrease) In Net Assets Resulting From Operations	27,886	(6,269)
Distributions to Shareholders:
From net investment income
Class A	(4,103)	(10,093)
Class B	(108)	(295)
Class C	(2,023)	(5,051)
Class I	(1,776)	(3,932)
Total distributions	(8,010)	(19,371)
Capital Share Transactions:
Class A	8,637	(47,063)
Class B	(219)	(1,298)
Class C	3,127	(17,782)
Class I	3,655	(8,220)
Net increase (decrease) from capital share transactions	15,200	(74,363)
Net Increase (Decrease) In Net Assets	35,076	(100,003)
Net Assets:
Beginning of period	356,322	456,325
End of period	$391,398	$356,322
Undistributed (distribution in excess of) net investment income (loss)	$79	$58

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Opportunities Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Municipal Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current

14

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

15

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

16

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

c)	Inverse Floating Rate Securities – The Fund may invest in inverse floating rate certificates (“inverse floater”). The inverse floaters purchased by the Fund are created by the deposit of municipal bonds into a special purpose trust created by an unaffiliated broker-dealer. The trust issues floating rate certificates with par equal to some fraction of the deposited bonds’ par amount or market value. The floating rate certificates pay short-term tax exempt interest to the holder(s) of the floating rate certificate(s). The trust also issues an inverse floater that receives all remaining or residual interest in the trust after payment of amounts due to the floating rate bondholder and trust-related fees. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders. The inverse floater holder bears substantially all of the underlying municipal bonds’ investment risk and also benefits disproportionately from any potential appreciation of the underlying bond. The price of an inverse floater will be more volatile than that of the underlying municipal bond(s) because the interest rate is dependent on both the fixed coupon rate of the underlying municipal bond(s) and also the short-term interest paid on the floating rate certificates and because the inverse floater bears the risk of loss of the underlying bond(s).

The Fund may purchase an inverse floater in a secondary market transaction or enter into a tender option bond program by negotiating the terms of the program and subsequently purchasing the resulting inverse floater without first owning the underlying municipal bond(s) (“externally deposited inverse floater”). The Fund may also sell a fixed rate municipal bond to a broker-dealer for deposit into a special purpose trust and receive the residual interest in the trust (“self deposited inverse floater”). The inverse floaters held by the Fund can only be sold to qualified institutional buyers and entitle the Fund to collapse the trust causing the holders of the floating rate certificates to tender their notes at par and, at the Fund’s discretion, to have the broker transfer the underlying municipal bond(s) held by the trust to the Fund. The sale of inverse floaters may involve delay or additional costs. The Fund, as shown on the Schedule of Investments, had outstanding inverse floaters as of April 30, 2012.

4.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with

17

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Tax Exempt Income †	$19,507	$22,186
Ordinary Income	181	—

† The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

18

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$384
Accumulated Capital Losses *	(45,517)
Unrealized Appreciation †	11,237
Total Accumulated Deficit	$(33,896)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(1)
Accumulated Net Realized Gain (Loss)	1

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$284
2016	12,922
2017	15,644
2018	6,121
2019	10,546
Total	$45,517

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

19

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $1.5 billion	0.4750%
On next $2.5 billion	0.4650%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $4 billion	0.4750%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

20

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I
0.90%	1.65%	1.65%	0.65%

d)	Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $375 and contingent deferred sales charges of $15 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $11.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$130,050
Sales Proceeds Excluding U.S. Government Obligations	123,524

21

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,552	403	(2,935)	—	1,020	7,656	986	(14,613)	—	(5,971)
Amount	$29,389	$3,342	$(24,094)	$—	$8,637	$60,276	$7,768	$(115,107)	$—	$(47,063)
Class B
Shares	8	10	(44)	—	(26)	27	28	(222)	—	(167)
Amount	$66	$80	$(365)	$—	$(219)	$221	$217	$(1,736)	$—	$(1,298)
Class C
Shares	1,428	183	(1,231)	—	380	2,512	456	(5,252)	—	(2,284)
Amount	$11,803	$1,516	$(10,192)	$—	$3,127	$19,897	$3,596	$(41,275)	$—	$(17,782)
Class I
Shares	2,076	148	(1,767)	—	457	4,927	320	(6,217)	—	(970)
Amount	$17,037	$1,227	$(14,609)	$—	$3,655	$38,889	$2,527	$(49,636)	$—	$(8,220)
Total
Shares	7,064	744	(5,977)	—	1,831	15,122	1,790	(26,304)	—	(9,392)
Amount	$58,295	$6,165	$(49,260)	$—	$15,200	$119,283	$14,108	$(207,754)	$—	$(74,363)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	2	$18
For the Year Ended October 31, 2011	13	$102

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

22

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses purssapiraluant to these contracts and expects the risk of loss to be remote.

23

The Hartford Municipal Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$8.01	$0.18	$–	$0.44	$0.62	$(0.18)	$–	$–	$(0.18)	$0.44	$8.45
B	8.01	0.15	–	0.44	0.59	(0.15)	–	–	(0.15)	0.44	8.45
C	8.02	0.15	–	0.44	0.59	(0.15)	–	–	(0.15)	0.44	8.46
I	8.03	0.19	–	0.44	0.63	(0.19)	–	–	(0.19)	0.44	8.47

For the Year Ended October 31, 2011
A	8.47	0.44	–	(0.46)	(0.02)	(0.44)	–	–	(0.44)	(0.46)	8.01
B	8.47	0.38	–	(0.46)	(0.08)	(0.38)	–	–	(0.38)	(0.46)	8.01
C	8.48	0.38	–	(0.46)	(0.08)	(0.38)	–	–	(0.38)	(0.46)	8.02
I	8.49	0.46	–	(0.46)	–	(0.46)	–	–	(0.46)	(0.46)	8.03

For the Year Ended October 31, 2010
A	8.02	0.45	–	0.45	0.90	(0.45)	–	–	(0.45)	0.45	8.47
B	8.01	0.38	–	0.47	0.85	(0.39)	–	–	(0.39)	0.46	8.47
C	8.02	0.39	–	0.46	0.85	(0.39)	–	–	(0.39)	0.46	8.48
I	8.03	0.47	–	0.46	0.93	(0.47)	–	–	(0.47)	0.46	8.49

For the Year Ended October 31, 2009
A	7.27	0.42	–	0.76	1.18	(0.43)	–	–	(0.43)	0.75	8.02
B	7.26	0.36	–	0.76	1.12	(0.37)	–	–	(0.37)	0.75	8.01
C	7.27	0.37	–	0.75	1.12	(0.37)	–	–	(0.37)	0.75	8.02
I	7.27	0.44	–	0.76	1.20	(0.44)	–	–	(0.44)	0.76	8.03

For the Year Ended October 31, 2008
A	9.46	0.49	–	(2.19)	(1.70)	(0.49)	–	–	(0.49)	(2.19)	7.27
B	9.46	0.42	–	(2.19)	(1.77)	(0.43)	–	–	(0.43)	(2.20)	7.26
C	9.46	0.42	–	(2.18)	(1.76)	(0.43)	–	–	(0.43)	(2.19)	7.27
I	9.47	0.51	–	(2.19)	(1.68)	(0.52)	–	–	(0.52)	(2.20)	7.27

From May 31, 2007 (date shares became available to the public), through October 31, 2007
A(F)	10.00	0.20	–	(0.54)	(0.34)	(0.20)	–	–	(0.20)	(0.54)	9.46
B(F)	10.00	0.17	–	(0.54)	(0.37)	(0.17)	–	–	(0.17)	(0.54)	9.46
C(F)	10.00	0.17	–	(0.54)	(0.37)	(0.17)	–	–	(0.17)	(0.54)	9.46
I(F)	10.00	0.21	–	(0.53)	(0.32)	(0.21)	–	–	(0.21)	(0.53)	9.47

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Shares became available to the public on May 31, 2007.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

7.86	%(D)	$195,950	0.92	%(E)	0.92	%(E)	0.90	%(E)	4.50	%(E)	36%
7.47	(D)	5,827	1.73	(E)	1.67	(E)	1.65	(E)	3.75	(E)	–
7.46	(D)	112,341	1.68	(E)	1.67	(E)	1.65	(E)	3.75	(E)	–
7.98	(D)	77,280	0.67	(E)	0.67	(E)	0.65	(E)	4.75	(E)	–

0.03		177,569	0.94		0.93		0.90		5.58		41
(0.72)		5,739	1.75		1.68		1.65		4.84		–
(0.72)		103,439	1.70		1.68		1.65		4.83		–
0.28		69,575	0.70		0.68		0.65		5.82		–

11.56		238,332	0.92		0.92		0.92		5.49		15
10.82		7,475	1.72		1.72		1.72		4.68		–
10.85		128,723	1.68		1.68		1.68		4.72		–
11.93		81,795	0.68		0.68		0.68		5.72		–

16.93		222,328	0.92		0.85		0.85		5.81		26
16.00		7,523	1.75		1.68		1.68		4.97		–
16.04		111,097	1.69		1.62		1.62		5.04		–
17.30		70,162	0.69		0.62		0.62		6.04		–

(18.60)		171,281	0.92		0.40		0.40		5.61		65
(19.36)		4,664	1.73		1.19		1.19		4.81		–
(19.24)		76,650	1.70		1.17		1.17		4.86		–
(18.50)		54,029	0.69		0.17		0.17		5.84		–

(3.41	)(D)	46,261	1.03	(E)	0.25	(E)	0.25	(E)	4.83	(E)	23
(3.71	)(D)	1,333	1.82	(E)	1.00	(E)	1.00	(E)	4.05	(E)	–
(3.71	)(D)	11,236	1.81	(E)	1.00	(E)	1.00	(E)	4.19	(E)	–
(3.21	)(D)	6,879	0.80	(E)	–	(E)	–	(E)	5.22	(E)	–

25

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

26

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Municipal Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2011	Beginning	Ending Account	October 31, 2011	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2011	April 30, 2012	April 30, 2012	October 31, 2011	April 30, 2012	April 30, 2012	ratio	year	year
Class A	$1,000.00	$1,078.60	$4.64	$1,000.00	$1,020.40	$4.51	0 .90%	182	366
Class B	$1,000.00	$1,074.70	$8.51	$1,000.00	$1,016.66	$8.27	1 .65	182	366
Class C	$1,000.00	$1,074.60	$8.51	$1,000.00	$1,016.66	$8.27	1 .65	182	366
Class I	$1,000.00	$1,079.80	$3.36	$1,000.00	$1,021.63	$3.27	0 .65	182	366

29

The Hartford Municipal Opportunities Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on February 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Municipal Opportunities Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on March 5, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Contracts Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Contracts Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team. The Board considered that HIFSCO and Wellington Management proposed certain changes to the Fund’s principal investment strategy in connection with the sub-adviser change.

30

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Contracts Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Contracts Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add an additional breakpoint to the Fund’s contractual management fee schedule with HIFSCO that would result in a management fee reduction at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the

31

The Hartford Municipal Opportunities Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add an additional breakpoint to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-M012 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Short Duration Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Short Duration Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Short Duration Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 10/31/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Short Duration A#	2.07%	2.31%	3.19%	3.16%
Short Duration A##		0.26%	2.56%	2.83%
Short Duration B#	2.07%	2.20%	2.59%	NA*
Short Duration B##		-2.80%	2.23%	NA*
Short Duration C#	1.69%	1.56%	2.42%	2.41%
Short Duration C##		0.56%	2.42%	2.41%
Short Duration I#	2.20%	2.49%	3.34%	3.24%
Short Duration R3#	1.92%	2.28%	3.44%	3.29%
Short Duration R4#	1.97%	2.36%	3.45%	3.30%
Short Duration R5#	2.12%	2.54%	3.49%	3.32%
Short Duration Y#	2.25%	2.56%	3.49%	3.33%
Barclays Capital 1-3 Year U.S. Government/Credit Index	0.59%	1.48%	3.73%	3.34%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class Y shares commenced operations on 11/28/03. Accordingly, the "Since inception" performance shown for Class Y  is since that date. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Short Duration Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Manager
Timothy E. Smith
Senior Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Short Duration Fund returned 2.07%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Barclays Capital 1-3 Year Government/Credit Index, which returned 0.59% for the same period. The Fund also outperformed the 1.61% return of the average fund in the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund outperformed its benchmark primarily due to sector allocation. Out of benchmark allocations to Bank Loans and High Yield securities which performed well during the period helped the benchmark relative performance. The Fund also benefitted from a benchmark overweight allocation to investment grade corporate securities and an underweight to U.S. Treasuries.

On March 5, 2012, Wellington Management Company, LLP (Wellington) became sub-adviser of the Fund replacing Hartford Investment Management Company. The Fund’s principal investment strategy did not change in connection with this transition.

What is the outlook?

We believe the U.S. economy is expanding at a moderate pace. Therefore, we have a modest pro-cyclical to neutral risk posture with an overweight to credit sectors. However, we have neutral duration and yield curve positioning as we believe that rates will stay low for an extended period and that QE3 (quantitative easing) is unlikely in the near term.

As of the end of the period, we continue to be positioned with an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the U.S. government sector, as we believe that there are more compelling opportunities in other sectors. We own FDIC (Federal Deposit Insurance Corporation) guaranteed and Agency bonds given their favorable supply dynamic. We are overweight the investment grade credit sector due to strong credit fundamentals. We continue to monitor the situation in Europe as we believe this adds volatility, particularly to the financial sector. Financial companies have de-levered significantly and communications issuers have solid balance sheets; as a result we continue to favor financial and communications issuers. However, we have an up-in-quality bias, and remain cautious on European corporate debt exposure due to the situation in Europe. Within the MBS (Mortgage Backed Securities) sector, we believe that rate volatility will be contained and valuations are attractive. We are positioned with an overweight to the agency pass-through sector. We also believe valuations are attractive for select non-agency MBS as the new delinquency pipeline shows signs of stabilizing. We hold a modest position in prime, non-agency MBS. In the CMBS (Commercial Mortgage Backed Securities) market, we continue to believe that there is strong collateralization in senior CMBS tranches and long-term valuations are attractive. We hold senior tranches of CMBS deals. Within ABS (Asset Backed Securities) , we favor the consumer sectors, autos in particular, as we believe their structure provides select opportunities. We have a modest position in High Yield corporate bonds and a significant allocation to Bank Loans as we believe the fundamentals are strong and valuations are attractive in both sectors.

3

The Hartford Short Duration Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	15.3%
Aa / AA	11.9
A	23.6
Baa / BBB	18.3
Ba / BB	14.9
B	3.5
Caa / CCC or Lower	0.4
Unrated	0.9
U.S. Government Agencies and Securities	13.6
Non Debt Securities and Other Short-Term Instruments	0.7
Other Assets & Liabilities	(3.1)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.6%
Administrative Waste Management and Remediation	0.6
Air Transportation	0.8
Arts, Entertainment and Recreation	3.0
Beverage and Tobacco Product Manufacturing	1.3
Chemical Manufacturing	2.1
Computer and Electronic Product Manufacturing	1.8
Construction	0.2
Couriers and Messengers	0.1
Electrical Equipment and Appliance Manufacturing	0.3
Finance and Insurance	49.0
Food Manufacturing	2.0
Food Services	0.6
Furniture and Related Product Manufacturing	0.2
General Obligations	0.3
Health Care and Social Assistance	4.3
Information	5.3
Machinery Manufacturing	0.8
Mining	1.3
Miscellaneous Manufacturing	0.4
Motor Vehicle and Parts Manufacturing	0.9
Other Services	0.1
Petroleum and Coal Products Manufacturing	3.5
Pipeline Transportation	0.8
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	0.9
Professional, Scientific and Technical Services	0.9
Real Estate, Rental and Leasing	1.0
Retail Trade	1.2
Soap, Cleaning Compound and Toilet Manufacturing	0.1
Transportation Equipment Manufacturing	0.8
Utilities	2.2
Wholesale Trade	1.0
Total	88.5%
Foreign Government Obligations	0.3
U.S. Government Agencies	8.6
U.S. Government Securities	5.0
Short-Term Investments	0.7
Other Assets and Liabilities	(3.1)
Total	100.0%

The above table represents sub-industry investments by industry, which combines multiple sub-industries into one industry category. Detailed information on sub-industry breakdowns is available in the Schedule of Investments.

4

The Hartford Short Duration Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.0%
Finance and Insurance - 17.4%
	Captive Auto Finance - 6.2%
	Ally Automotive Receivables Trust
$955	0.65%, 03/17/2014	$955
1,420	0.71%, 09/15/2014	1,422
597	1.38%, 07/15/2014	599
1,000	2.29%, 11/16/2015 ■	1,024
1,500	3.29%, 03/15/2015 ■	1,557
	Ally Master Owner Trust
1,000	2.88%, 04/15/2015 ■	1,016
	AmeriCredit Automobile Receivables Trust
1,476	0.84%, 11/10/2014	1,478
639	0.90%, 09/08/2014	640
	Bank of America Automotive Trust
724	1.31%, 07/15/2014	726
486	1.39%, 03/15/2014 ■	487
	BMW Vehicle Owner Trust
2,269	0.63%, 02/25/2014	2,271
	Capital Automotive Receivables Asset Trust
1,000	6.35%, 03/17/2014 ■	1,017
	Credit Acceptance Automotive Loan Trust
1,115	2.20%, 09/16/2019 ■	1,118
	Ford Credit Automotive Lease Trust
2,139	0.74%, 09/15/2013	2,139
	Ford Credit Automotive Owner Trust
353	0.68%, 01/15/2014	354
1,825	2.62%, 10/15/2016	1,876
1,200	2.98%, 08/15/2014	1,221
	Harley-Davidson Motorcycle Trust
2,571	0.96%, 05/16/2016	2,578
1,210	1.16%, 02/15/2015	1,213
500	1.99%, 01/15/2016	503
	Honda Automotive Receivables Owner Trust
1,850	1.13%, 10/15/2014	1,859
	Hyundai Automotive Receivables Trust
3,750	0.62%, 07/15/2014	3,752
650	1.65%, 02/15/2017	662
2,100	2.27%, 02/15/2017	2,155
	Nissan Automotive Receivables Owner Trust
2,250	0.75%, 09/15/2014	2,254
760	0.87%, 07/15/2014	761
490	1.18%, 02/16/2015	494
	Nissan Master Owner Trust Receivables
1,500	1.39%, 01/15/2015 ■Δ	1,511
	Prestige Automotive Receivables Trust
1,575	1.23%, 12/15/2015 ■	1,576
	Toyota Automotive Receivables Owner Trust
4,000	0.53%, 04/15/2014	4,001
	Volkswagen Automotive Lease Trust
430	1.31%, 01/20/2014	431
	Volvo Financial Equipment LLC
1,836	0.91%, 08/17/2015 ■	1,839
	World Omni Automotive Receivables Trust
1,500	2.33%, 09/15/2016	1,527
		47,016
	Credit Card Issuing - 2.0%
	American Express Credit Account Master Trust
2,000	0.84%, 11/16/2015 Δ	2,004
	Bank One Issuance Trust
2,260	4.77%, 02/16/2016	2,348
	Citibank Credit Card Issuance Trust
4,155	6.30%, 06/20/2014	4,186
	GE Capital Credit Card Master Note Trust
1,750	0.79%, 01/17/2017 Δ	1,761
1,000	2.21%, 06/15/2016	1,018
3,500	3.69%, 07/15/2015	3,524
		14,841
	Real Estate Credit (Mortgage Banking) - 8.9%
	Avis Budget Rental Car Funding AESOP LLC
1,800	1.85%, 11/20/2013 ■	1,805
	Banc of America Commercial Mortgage, Inc.
1,100	5.45%, 01/15/2049	1,164
1,000	5.64%, 04/10/2049 Δ	1,106
	Bayview Commercial Asset Trust
7,193	2.66%, 01/25/2037 ■►	301
7,423	2.83%, 09/25/2037 ■►	672
	Bayview Financial Acquisition Trust
450	4.91%, 02/25/2033 ■	464
2,000	5.64%, 11/28/2036	1,837
	Bear Stearns Asset Backed Securities, Inc.
362	5.66%, 09/25/2033 Δ	324
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000	4.84%, 03/13/2040	2,045
43,512	15.00%, 02/11/2041 - 11/11/2041 ►	129
	CBA Commercial Small Balance Commercial Mortgage
6,291	3.00%, 01/25/2039 ■►	259
13,024	4.24%, 12/25/2036 ■Δ	2,116
	CFCRE Commercial Mortgage Trust
3,000	3.76%, 04/15/2044 ■	3,191
	Citicorp Residential Mortgage Securities
88	6.27%, 06/25/2037 Δ	85
	CNH Equipment Trust
1,500	0.90%, 04/15/2015	1,504
	Commercial Mortgage Pass-Through Certificates
848	3.16%, 11/01/2015 ■	886
1,000	4.31%, 12/10/2012 ■	1,010
500	4.76%, 12/10/2012 ■	506
1,000	5.61%, 06/09/2028 ■	1,020
	CS First Boston Mortgage Securities Corp.
1,000	5.42%, 05/15/2036 Δ	1,066
	DBUBS Mortgage Trust
1,345	3.64%, 08/10/2044	1,445
976	3.74%, 11/10/2046 ■	1,042
3,102	4.89%, 01/01/2021 ■►	174
	Equity One ABS, Inc.
20	2.74%, 07/25/2034 Δ	1
	Ford Credit Floorplan Master Owner Trust
1,725	1.50%, 09/15/2015	1,740
	GMAC Commercial Mortgage Securities, Inc.
1,139	6.50%, 05/15/2035 ■	1,188
	GMAC Mortgage Corp. Loan Trust
308	4.59%, 04/25/2033	280
147	5.12%, 04/25/2033	106

The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.0% - (continued)
Finance and Insurance - 17.4% - (continued)
	Real Estate Credit (Mortgage Banking) - 8.9% - (continued)
	GMAC Mortgage Corp. Loan Trust Series 2006-HE3, Class A2
$269	5.75%, 10/25/2036	$178
	Goldman Sachs Mortgage Securities Corp. II
317	5.48%, 11/10/2039	318
2,500	5.55%, 04/10/2038	2,785
	Goldman Sachs Mortgage Securities Trust
487	5.78%, 08/10/2045 Δ	495
	Hasco HIM Trust
43	0.00%, 12/26/2035 ■●	—
	John Deere Owner Trust
1,870	1.96%, 04/16/2018	1,913
	JP Morgan Chase Commercial Mortgage Securities Corp.
950	3.36%, 11/13/2044 ■	1,002
1,924	3.85%, 06/15/2043 ■	2,041
131	4.30%, 01/15/2038	133
1,000	4.93%, 09/12/2037	1,020
455	4.96%, 08/15/2042	469
1,450	5.57%, 06/12/2041 Δ	1,564
	LB-UBS Commercial Mortgage Trust
175	5.30%, 02/15/2040	175
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■●	—
	Merrill Lynch Mortgage Trust
9,204	0.87%, 10/12/2041 ■Δ	—
1,000	4.86%, 08/12/2039	1,073
13,429	15.00%, 09/12/2042 ►	34
	Merrill Lynch Mortgage Trust Series 2007-C1, Class A3
1,000	5.84%, 06/12/2050 Δ	1,039
	Merrill Lynch/Countrywide Commercial Mortgage Trust
372	5.11%, 12/12/2049	373
	Morgan Stanley Capital I
2,400	3.22%, 07/15/2049	2,545
2,500	3.88%, 09/15/2047 ■	2,676
2,500	4.97%, 04/14/2040	2,646
1,500	5.11%, 06/15/2040	1,607
	Morgan Stanley Re-Remic Trust
3,000	5.00%, 07/17/2056 ■	3,071
	National Credit Union Administration
857	1.60%, 10/29/2020	869
	Renaissance Home Equity Loan Trust
108	0.00%, 04/25/2037 ■●	—
	Silverstone Master Issuer
415	2.02%, 01/21/2055 ■Δ	417
	Sovereign Commercial Mortgage Securities
1,340	5.90%, 07/22/2030 ■Δ	1,371
	Structured Asset Investment Loan Trust
187	2.86%, 11/25/2033 Δ	121
	Voyager Countrywide Delaware Trust
654	7.72%, 11/26/2035 ■○	473
	Wachovia Bank Commercial Mortgage Trust
451	4.50%, 10/15/2041	456
3,500	4.80%, 10/15/2041	3,738
373	5.25%, 12/15/2043	378
1,500	5.48%, 04/15/2047	1,656
1,631	5.62%, 05/15/2046	1,732
	Washington Mutual, Inc.
13,510	7.00%, 11/23/2043 ■►Ψ	412
	Wells Fargo Home Equity Trust
1,229	0.54%, 04/25/2034 Δ	1,052
		67,298
	Real Estate Investment Trust (REIT) - 0.3%
	Extended Stay America Trust
1,860	2.95%, 11/05/2027 ■	1,882

		131,037
Machinery Manufacturing - 0.2%
	Other General Purpose Machinery Manufacturing - 0.2%
	GE Equipment Small Ticket LLC
1,175	1.45%, 01/21/2018 ■	1,181

Transportation Equipment Manufacturing - 0.4%
	Railroad Rolling Stock Manufacturing - 0.4%
	GE Equipment Transportation LLC
2,602	0.77%, 10/21/2013	2,603
730	0.99%, 11/23/2015	731
		3,334
	Total asset & commercial mortgage backed securities
	(cost $132,966)	$135,552

CERTIFICATES OF DEPOSIT - 0.1%
Finance and Insurance - 0.1%
	Monetary Authorities - Central Banks - 0.1%
	Deutsche Bank AG New York,
$1,000	1.12%, 1/18/2013 Δ	$1,001

	Total certificates of deposit
	(cost $1,000)	$1,001

CORPORATE BONDS - 54.5%
Accommodation and Food Services - 0.2%
	Traveler Accommodation - 0.2%
	MGM Mirage, Inc.
$1,145	11.13%, 11/15/2017	$1,297

Arts, Entertainment and Recreation - 1.6%
	Cable and Other Subscription Programming - 1.0%
	DirecTV Holdings LLC
1,681	2.40%, 03/15/2017 ■	1,685
1,100	3.50%, 03/01/2016	1,161
1,500	7.63%, 05/15/2016	1,557
	Echostar DBS Corp.
725	7.13%, 02/01/2016	803
	Time Warner Cable, Inc.
2,000	5.40%, 07/02/2012	2,015

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 54.5% - (continued)
Arts, Entertainment and Recreation - 1.6% - (continued)
	Cable and Other Subscription Programming - 1.0% - (continued)
	Virgin Media Finance plc
$690	9.50%, 08/15/2016	$773
		7,994
	Gambling Industries - 0.1%
	FireKeepers Development Authority
655	13.88%, 05/01/2015 ■	724

	Radio and Television Broadcasting - 0.5%
	NBC Universal Media LLC
2,000	2.10%, 04/01/2014	2,043
	XM Satellite Radio, Inc.
1,391	13.00%, 08/01/2013 ■	1,574
		3,617
		12,335
Beverage and Tobacco Product Manufacturing - 1.3%
	Beverage Manufacturing - 1.2%
	Anheuser-Busch InBev Worldwide, Inc.
2,372	1.50%, 07/14/2014	2,408
1,000	5.38%, 11/15/2014	1,111
	Coca-Cola Co.
1,000	3.63%, 03/15/2014	1,058
	Constellation Brands, Inc.
1,210	7.25%, 09/01/2016	1,367
	Molson Coors Brewing Co.
311	2.00%, 05/01/2017 ☼	312
	PepsiCo, Inc.
1,209	0.80%, 08/25/2014	1,217
	Pernod-Ricard S.A.
2,000	2.95%, 01/15/2017 ■	2,035
		9,508
	Tobacco Manufacturing - 0.1%
	Altria Group, Inc.
500	7.75%, 02/06/2014	558

		10,066
Chemical Manufacturing - 1.5%
	Basic Chemical Manufacturing - 1.3%
	Airgas, Inc.
1,785	2.85%, 10/01/2013	1,830
	Dow Chemical Co.
1,000	7.60%, 05/15/2014	1,127
	Export Development Canada
5,000	1.75%, 09/24/2012	5,029
	PPG Industries, Inc.
1,500	1.90%, 01/15/2016	1,515
		9,501
	Other Chemical and Preparation Manufacturing - 0.2%
	Ecolab, Inc.
1,430	2.38%, 12/08/2014	1,480

		10,981
Computer and Electronic Product Manufacturing - 1.5%
	Communications Equipment Manufacturing - 0.2%
	Nextel Communications, Inc.
1,330	7.38%, 08/01/2015	1,290

	Computer and Peripheral Equipment Manufacturing - 0.7%
	Hewlett-Packard Co.
4,000	2.60%, 09/15/2017	4,006
385	2.95%, 08/15/2012	387
	Seagate Technology International
1,140	10.00%, 05/01/2014 ■	1,285
		5,678
	Navigational, Measuring, and Control Instruments - 0.6%
	Lockheed Martin Corp.
1,805	2.13%, 09/15/2016	1,845
	Raytheon Co.
1,740	1.40%, 12/15/2014	1,771
	Thermo Fisher Scientific, Inc.
1,000	2.15%, 12/28/2012	1,008
		4,624
		11,592
Construction - 0.2%
	Residential Building Construction - 0.2%
	CRH America, Inc.
1,340	5.30%, 10/15/2013	1,408

Couriers and Messengers - 0.1%
	Couriers - 0.1%
	United Parcel Service, Inc.
1,000	3.88%, 04/01/2014	1,062

Electrical Equipment and Appliance Manufacturing - 0.3%
	Electrical Equipment Manufacturing - 0.3%
	General Electric Co.
2,000	5.00%, 02/01/2013	2,066

Finance and Insurance - 31.0%
	Captive Auto Finance - 2.1%
	American Honda Finance Corp.
5,200	3.50%, 03/16/2015 ■	5,494
	Ford Motor Credit Co.
3,158	3.88%, 01/15/2015	3,273
880	12.00%, 05/15/2015	1,109
	USAA Capital Corp.
5,750	1.05%, 09/30/2014 ■	5,703
		15,579
	Commercial Banking - 5.4%
	ANZ National International Ltd. of London
2,000	2.38%, 12/21/2012 ■	2,020
	Banco Santander Brasil S.A.
980	4.25%, 01/14/2016 ■	960
	Barclays Bank plc
1,000	2.50%, 01/23/2013	1,009
3,000	5.45%, 09/12/2012	3,049
	Commonwealth Bank of Australia
1,500	2.13%, 03/17/2014 ■	1,523
2,000	2.75%, 10/15/2012 ■	2,019
	Credit Suisse New York
1,000	1.43%, 01/14/2014 Δ	999
1,800	3.45%, 07/02/2012	1,809
1,000	5.00%, 05/15/2013	1,038
	DnB NOR Boligkreditt AS
2,000	3.20%, 04/03/2017 ■	2,021

The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 54.5% - (continued)
Finance and Insurance - 31.0% - (continued)
	Commercial Banking - 5.4% - (continued)
	HSBC Bank plc
$1,000	1.27%, 01/17/2014 ■Δ	$1,004
2,000	1.63%, 08/12/2013 ■	2,005
	HSBC Bank USA
1,000	4.63%, 04/01/2014	1,048
	Key Bank NA
2,000	4.95%, 09/15/2015	2,152
1,500	5.70%, 08/15/2012	1,520
1,000	5.80%, 07/01/2014	1,085
	Manufacturers & Traders Trust Co.
1,045	5.59%, 12/28/2020	1,020
	National Australia Bank Ltd.
1,000	1.19%, 04/11/2014 ■Δ	1,001
1,000	2.35%, 11/16/2012 ■	1,009
	Nordea Bank Ab
833	1.37%, 01/14/2014 ■Δ	831
1,420	2.25%, 03/20/2015 ■	1,428
	Rabobank Netherlands
2,000	2.65%, 08/17/2012 ■	2,011
	Santander Holdings USA
738	4.63%, 04/19/2016	735
	State Street Bank & Trust Co.
800	0.67%, 12/08/2015 Δ	778
	Svenska Handelsbanken Ab
1,000	3.13%, 07/12/2016	1,028
1,000	4.88%, 06/10/2014 ■	1,061
	Union Bank NA
2,000	5.95%, 05/11/2016	2,237
	Westpac Banking Corp.
1,000	1.20%, 03/31/2014 ■Δ	1,002
1,000	2.10%, 08/02/2013	1,015
		40,417
	Credit Card Issuing - 0.1%
	Capital One Financial Corp.
750	6.25%, 11/15/2013	800

	Depository Credit Banking - 7.4%
	Bank of America Corp.
4,000	1.89%, 01/30/2014 Δ	3,929
	Bank of Montreal
2,500	2.13%, 06/28/2013	2,540
	Bank of New York Mellon Corp.
2,400	1.20%, 02/20/2015	2,414
363	4.30%, 05/15/2014	389
	Bank of Nova Scotia
3,000	2.15%, 08/03/2016 ■	3,103
3,000	2.25%, 01/22/2013	3,035
	BB&T Corp.
1,000	3.38%, 09/25/2013	1,035
2,000	3.85%, 07/27/2012	2,016
2,000	5.70%, 04/30/2014	2,184
	Canadian Imperial Bank of Commerce
2,000	1.45%, 09/13/2013	2,024
	Citigroup, Inc.
2,000	1.35%, 02/15/2013 Δ	1,996
2,479	3.95%, 06/15/2016	2,532
2,000	4.45%, 01/10/2017	2,089
837	6.38%, 08/12/2014	903
	Comerica, Inc.
1,000	3.00%, 09/16/2015	1,041
	Fifth Third Bancorp
2,000	0.61%, 05/17/2013 Δ	1,984
636	3.63%, 01/25/2016	675
1,000	4.75%, 02/01/2015	1,073
	HSBC Holdings plc
950	1.16%, 08/12/2013 ■Δ	951
2,000	5.25%, 12/12/2012	2,048
	PNC Funding Corp.
907	2.70%, 09/19/2016	944
3,000	3.63%, 02/08/2015	3,199
	SunTrust Banks, Inc.
2,500	0.77%, 04/01/2015 Δ	2,343
1,337	5.25%, 11/05/2012	1,366
	Toronto-Dominion Bank
3,488	1.38%, 07/14/2014	3,536
2,000	2.50%, 07/14/2016	2,078
	Wells Fargo & Co.
3,000	0.80%, 03/15/2016 Δ	2,841
1,000	2.10%, 05/08/2017 ☼	999
	Wells Fargo Bank NA
1,000	0.71%, 05/16/2016 Δ	941
		56,208
	Insurance Carriers - 4.5%
	American International Group, Inc.
1,500	3.65%, 01/15/2014	1,532
	ASIF Global Financing XIX
1,500	4.90%, 01/17/2013 ■	1,521
	Berkshire Hathaway Finance Corp.
1,000	0.80%, 01/10/2014 Δ	1,003
	Berkshire Hathaway, Inc.
2,000	1.20%, 08/15/2014 Δ	2,022
	Cigna Corp.
503	2.75%, 11/15/2016	513
	CNA Financial Corp.
2,000	6.50%, 08/15/2016	2,258
	Jackson National Life Global Funding
2,500	5.38%, 05/08/2013 ■	2,602
	John Hancock Global Funding II
1,000	5.00%, 09/30/2013 ■	1,047
	Lincoln National Corp.
2,000	5.65%, 08/27/2012	2,031
	MassMutual Global Funding
1,500	0.97%, 09/27/2013 ■Δ	1,502
1,000	3.63%, 07/16/2012 ■	1,006
	MetLife Global Funding I
2,000	2.00%, 01/09/2015 ■	2,033
600	2.88%, 09/17/2012 ■	605
1,500	5.13%, 04/10/2013 - 06/10/2014 ■	1,580
	MetLife Institutional Funding II LLC
3,500	1.63%, 04/02/2015 ■	3,505
	MetLife, Inc.
1,000	1.78%, 08/06/2013 Δ	1,012
	New York Life Global Funding
2,667	2.25%, 12/14/2012 ■	2,694
2,000	2.45%, 07/14/2016 ■	2,074

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 54.5% - (continued)
Finance and Insurance - 31.0% - (continued)
	Insurance Carriers - 4.5% - (continued)
	Prudential Financial, Inc.
$2,000	6.20%, 01/15/2015	$2,212
	UnitedHealth Group, Inc.
1,000	5.50%, 11/15/2012	1,027
		33,779
	International Trade Financing (Foreign Banks) - 3.0%
	Corpoacion Andina De Fomento
1,500	3.75%, 01/15/2016	1,568
1,000	5.20%, 05/21/2013	1,044
	International Bank for Reconstruction & Developmen
3,000	0.50%, 11/26/2013	3,005
	KFW
5,000	0.63%, 04/24/2015	4,980
	Royal Bank of Canada
3,500	1.15%, 03/13/2015	3,509
	Royal Bank of Scotland plc
1,500	3.40%, 08/23/2013	1,518
1,000	3.95%, 09/21/2015	1,013
2,240	5.50%, 06/15/2012	2,248
	Standard Chartered plc
3,570	3.20%, 05/12/2016 ■	3,650
		22,535
	Monetary Authorities - Central Bank - 0.5%
	ABN Amro Bank N.V.
1,429	4.25%, 02/02/2017 ■	1,446
	Lloyds Banking Group plc
1,500	4.38%, 01/12/2015 ■	1,534
	Lloyds TSB Bank plc
820	4.20%, 03/28/2017	832
		3,812
	Nondepository Credit Banking - 3.3%
	Ally Financial, Inc.
1,230	7.50%, 12/31/2013	1,313
	American Express Bank, FSB
1,246	5.55%, 10/17/2012	1,274
	American Express Credit Corp.
2,000	2.80%, 09/19/2016	2,073
	Capital One Bank
2,441	6.50%, 06/13/2013	2,568
	Capital One Financial Corp.
1,455	2.15%, 03/23/2015	1,464
	CIT Group, Inc.
1,000	4.75%, 02/15/2015 ■	1,020
	General Electric Capital Corp.
3,000	1.10%, 04/07/2014 Δ	2,998
4,000	2.00%, 09/28/2012	4,029
2,000	2.15%, 01/09/2015	2,035
3,000	2.30%, 04/27/2017	3,004
	John Deere Capital Corp.
2,500	0.88%, 04/17/2015	2,504
	SLM Corp.
610	6.00%, 01/25/2017	621
		24,903
	Other Financial Investment Activities - 1.5%
	Allstate Life Global Funding Trusts
1,000	5.38%, 04/30/2013	1,047
	Asciano Finance Ltd.
1,000	3.13%, 09/23/2015 ■	999
	Blackrock, Inc.
3,000	2.25%, 12/10/2012	3,033
	TIAA Global Markets, Inc.
2,150	4.95%, 07/15/2013 ■	2,252
2,000	5.13%, 10/10/2012 ■	2,039
	Xstrata Canada Finance Corp.
2,000	2.85%, 11/10/2014 ■	2,048
		11,418
	Real Estate Investment Trust (REIT) - 0.2%
	Health Care REIT, Inc.
688	3.63%, 03/15/2016	703
	Host Marriott L.P.
730	6.75%, 06/01/2016	750
		1,453
	Securities and Commodity Contracts and Brokerage - 3.0%
	Goldman Sachs Group, Inc.
2,000	1.53%, 02/07/2014 Δ	1,959
3,000	3.30%, 05/03/2015	2,998
1,279	3.63%, 02/07/2016	1,286
243	6.00%, 05/01/2014	259
	JP Morgan Chase & Co.
3,000	0.80%, 06/13/2016 Δ	2,802
1,000	1.27%, 01/24/2014 Δ	1,005
2,000	3.45%, 03/01/2016	2,094
1,500	4.65%, 06/01/2014	1,598
	Merrill Lynch & Co., Inc.
2,000	6.05%, 05/16/2016	2,072
	Morgan Stanley
1,500	2.07%, 01/24/2014 Δ	1,451
2,000	3.80%, 04/29/2016	1,956
1,000	4.20%, 11/20/2014	1,003
	UBS AG Stamford CT
2,500	2.25%, 01/28/2014	2,513
		22,996
		233,900
Food Manufacturing - 0.9%
	Animal Slaughtering and Processing - 0.1%
	JBS USA LLC
483	11.63%, 05/01/2014	555

	Fruit, Vegetable Preserving and Specialty Food - 0.2%
	Smithfield Foods, Inc.
1,140	10.00%, 07/15/2014	1,334

	Grain and Oilseed Milling - 0.2%
	General Mills, Inc.
1,202	5.65%, 09/10/2012	1,224

	Sugar and Confectionery Product Manufacturing - 0.4%
	Wrigley Jr., William Co.
2,300	2.45%, 06/28/2012 ■	2,306
1,000	3.05%, 06/28/2013 ■	1,014
		3,320
		6,433

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 54.5% - (continued)
Furniture and Related Product Manufacturing - 0.2%
	Household, Institution Furniture, Kitchen Cabinet - 0.2%
	Masco Corp.
$1,450	4.80%, 06/15/2015	$1,487

Health Care and Social Assistance - 2.2%
	Medical Equipment and Supplies Manufacturing - 0.2%
	Carefusion Corp.
500	4.13%, 08/01/2012	505
	Covidien International Finance S.A.
1,500	1.88%, 06/15/2013	1,516
		2,021
	Pharmaceutical and Medicine Manufacturing - 2.0%
	Aristotle Holding, Inc.
4,000	2.10%, 02/12/2015 ■	4,060
	AstraZeneca plc
1,750	5.40%, 09/15/2012	1,782
	Glaxosmithkline Capital, Inc.
3,000	4.85%, 05/15/2013	3,138
	Novartis Capital Corp.
1,429	1.90%, 04/24/2013	1,451
	Teva Pharmaceuticals Finance
2,200	1.42%, 11/08/2013 Δ	2,220
	Teva Pharmaceuticals Finance IV LLC
1,425	1.70%, 11/10/2014	1,449
	Valeant Pharmaceuticals International
790	6.50%, 07/15/2016 ■	819
		14,919
		16,940
Information - 2.3%
	Data Processing Services - 0.1%
	Affiliated Computer Services, Inc.
1,000	5.20%, 06/01/2015	1,084

	Satellite Telecommunications - 0.0%
	Inmarsat Finance plc
210	7.38%, 12/01/2017 ■	226

	Software Publishers - 0.1%
	Microsoft Corp.
1,000	0.88%, 09/27/2013	1,008

	Telecommunications - Other - 0.4%
	Telefonica Emisiones SAU
1,000	0.86%, 02/04/2013 Δ	980
	Vivendi S.A.
2,005	2.40%, 04/10/2015 ■	1,989
		2,969
	Telecommunications - Wired Carriers - 1.1%
	AT&T, Inc.
3,725	2.40%, 08/15/2016	3,876
	Deutsche Telekom International Finance B.V.
2,000	3.13%, 04/11/2016 ■	2,072
	Frontier Communications Corp.
750	7.88%, 04/15/2015	814
	Videotron Ltee
1,195	9.13%, 04/15/2018	1,320
		8,082
	Telecommunications - Wireless Carriers - 0.2%
	America Movil SAB de C.V.
1,200	2.38%, 09/08/2016	1,225

	Wireless Communications Services - 0.4%
	Verizon Communications, Inc.
1,500	1.08%, 03/28/2014 Δ	1,515
450	4.35%, 02/15/2013	463
	Verizon Virginia, Inc.
1,000	4.63%, 03/15/2013	1,034
		3,012
		17,606
Machinery Manufacturing - 0.6%
	Agriculture, Construction, Mining and Machinery - 0.4%
	Case New Holland, Inc.
1,240	7.75%, 09/01/2013	1,324
	Ingersoll-Rand Global Holding Co.
1,385	6.00%, 08/15/2013	1,471
		2,795
	Commercial and Service Industry Machinery Manufacturing - 0.2%
	Xerox Corp.
1,960	1.87%, 09/13/2013 Δ	1,974

		4,769
Mining - 1.3%
	Metal Ore Mining - 0.7%
	Codelco, Inc.
2,000	6.38%, 11/30/2012 ■	2,056
	Inco Ltd.
1,000	7.75%, 05/15/2012	1,002
	Rio Tinto Finance USA Ltd.
2,050	2.00%, 03/22/2017	2,073
		5,131
	Nonmetallic Mineral Mining and Quarrying - 0.6%
	BHP Billiton Finance USA Ltd.
2,500	6.75%, 11/01/2013	2,724
	Vale Overseas Ltd.
1,720	6.25%, 01/23/2017	1,981
		4,705
		9,836
Miscellaneous Manufacturing - 0.4%
	Aerospace Product and Parts Manufacturing - 0.4%
	Honeywell International, Inc.
1,092	4.25%, 03/01/2013	1,127
	Textron, Inc.
1,500	4.63%, 09/21/2016	1,605
		2,732
Motor Vehicle and Parts Manufacturing - 0.7%
	Motor Vehicle Manufacturing - 0.7%
	Daimler Finance NA LLC
3,800	1.88%, 09/15/2014 ■	3,836
	DaimlerChrysler NA Holdings Corp.
1,000	6.50%, 11/15/2013	1,084
		4,920

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 54.5% - (continued)
Petroleum and Coal Products Manufacturing - 3.5%
	Natural Gas Distribution - 0.1%
	Consumers Energy Co.
$1,000	5.38%, 04/15/2013	$1,045

	Oil and Gas Extraction - 1.9%
	BP Capital Markets plc
2,286	3.75%, 06/17/2013	2,352
	Canadian Natural Resources Ltd.
2,300	1.45%, 11/14/2014	2,331
	Chesapeake Energy Corp.
660	9.50%, 02/15/2015	719
	Devon Energy Corp.
3,100	2.40%, 07/15/2016	3,206
	Husky Energy, Inc.
2,500	6.25%, 06/15/2012	2,516
	Petrobras International Finance Co.
1,100	3.88%, 01/27/2016	1,151
	Shell International Finance B.V.
1,000	4.00%, 03/21/2014	1,064
	Statoilhydro ASA
391	3.88%, 04/15/2014	415
	Total Capital Canada Ltd.
606	0.85%, 01/17/2014 Δ	607
		14,361
	Petroleum and Coal Products Manufacturing - 1.1%
	ConocoPhillips
1,000	4.60%, 01/15/2015	1,100
	Hess Corp.
500	7.00%, 02/15/2014	551
	Motiva Enterprises LLC
496	5.20%, 09/15/2012 ■	504
	Petrobras International Finance Co.
1,000	6.13%, 10/06/2016	1,137
	Schlumberger Investment
2,000	1.02%, 09/12/2014 ■Δ	2,002
	Schlumberger Norge AS
1,400	1.95%, 09/14/2016 ■	1,430
	Valero Energy Corp.
1,500	4.75%, 06/15/2013	1,554
		8,278
	Support Activities For Mining - 0.4%
	Transocean, Inc.
3,000	1.50%, 12/15/2037 ۞	2,970

		26,654
Pipeline Transportation - 0.7%
	Pipeline Transportation of Natural Gas - 0.7%
	Enterprise Products Operating LLC
4,000	5.65%, 04/01/2013	4,164
	Kinder Morgan Energy Partners L.P.
790	3.50%, 03/01/2016	837
		5,001
Primary Metal Manufacturing - 0.5%
	Iron, Steel Mills and Ferroalloy Manufacturing - 0.5%
	ArcelorMittal
1,380	3.75%, 02/25/2015 - 03/01/2016	1,402
1,228	5.38%, 06/01/2013	1,274
1,000	9.00%, 02/15/2015	1,145
		3,821
Professional, Scientific and Technical Services - 0.1%
	Computer Systems Design and Related Services - 0.1%
	IBM Corp.
970	1.95%, 07/22/2016	1,002

Real Estate, Rental and Leasing - 0.7%
	Automotive Equipment Rental and Leasing - 0.2%
	Ryder System, Inc.
1,070	3.15%, 03/02/2015	1,112

	General Rental Centers - 0.3%
	ERAC USA Finance Co.
1,175	2.75%, 07/01/2013 ■	1,189
1,388	5.80%, 10/15/2012 ■	1,416
		2,605
	Industrial Machinery, Equipment Rental and Leasing - 0.2%
	COX Communications, Inc.
1,500	7.13%, 10/01/2012	1,540

		5,257
Retail Trade - 0.4%
	Building Material and Supplies Dealers - 0.2%
	Lowe's Co., Inc.
1,500	1.63%, 04/15/2017	1,501

	Other General Merchandise Stores - 0.1%
	Wal-Mart Stores, Inc.
1,000	3.20%, 05/15/2014	1,055

	Other Motor Vehicle Dealers - 0.1%
	Harley-Davidson Financial Services, Inc.
810	3.88%, 03/15/2016 ■	849

		3,405
Transportation Equipment Manufacturing - 0.4%
	Ship and Boat Building - 0.4%
	General Dynamics Corp.
1,000	1.38%, 01/15/2015	1,021
1,760	2.25%, 07/15/2016	1,839
		2,860
Utilities - 1.3%
	Electric Generation, Transmission and Distribution - 1.3%
	Pacific Gas and Electric
2,295	6.25%, 12/01/2013	2,491
	PSEG Power LLC
714	2.50%, 04/15/2013	726
	Southern California Edison Co.
4,400	0.92%, 09/15/2014 Δ	4,403
	Virginia Electric & Power Co.
2,050	4.75%, 03/01/2013	2,120
		9,740
Wholesale Trade - 0.6%
	Beer, Wine, Distilled Alcoholic Bev Wholesalers - 0.6%
	SABMiller Holdings, Inc.
4,500	1.85%, 01/15/2015 ■	4,563

	Total corporate bonds
	(cost $405,072)	$411,733

The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
	Canada - 0.3%
	Ontario (Province of)
$2,000	1.88%, 11/19/2012	$2,016

	Total foreign government obligations
	(cost $1,996)	$2,016

MUNICIPAL BONDS - 0.3%
	General Obligations - 0.3%
	Illinois State GO
$2,200	4.07%, 01/01/2014	$2,289

	Total municipal bonds
	(cost $2,274)	$2,289

SENIOR FLOATING RATE INTERESTS♦ - 15.6%
Accommodation and Food Services - 0.4%
	Traveler Accommodation - 0.4%
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan
$497	2.85%, 11/23/2016	$489
	Las Vegas Sands LLC, Extended Term Loan
2,473	2.85%, 11/23/2016	2,436
		2,925
Administrative Waste Management and Remediation - 0.6%
	Business Support Services - 0.6%
	InVentiv Health, Inc., 1st Lien Consolidated Term Loan
495	6.50%, 08/04/2016	466
	InVentiv Health, Inc., Term Loan B2
1,191	6.75%, 05/15/2018	1,127
	TransUnion LLC
2,747	4.75%, 02/10/2018	2,773
		4,366
Air Transportation - 0.8%
	Scheduled Air Transportation - 0.8%
	AWAS Aviation Holdings LLC
351	5.25%, 06/10/2016	353
	Delta Air Lines, Inc., New Term Loan
1,080	4.25%, 03/07/2016	1,054
	Delta Air Lines, Inc., Term Loan
2,053	5.50%, 04/20/2017	2,056
	United Air Lines, Inc.
2,913	2.25%, 02/01/2014	2,878
		6,341
Arts, Entertainment and Recreation - 1.4%
	Amusement Parks and Arcades - 0.2%
	Busch Entertainment Corp.
1,885	2.99%, 02/17/2016	1,876

	Gambling Industries - 0.1%
	Pinnacle Entertainment
486	4.75%, 10/16/2018 ☼	486

	Newspaper, Periodical, Book and Database Publisher - 0.2%
	Cenveo, Inc.
1,371	6.25%, 12/21/2016	1,372

	Other Amusement and Recreation Industries - 0.4%
	Clubcorp Club Operations, Inc.
2,963	6.00%, 11/30/2016	2,977

	Radio and Television Broadcasting - 0.5%
	Cumulus Media, Inc., Term Loan B
3,828	5.75%, 09/17/2018	3,856

		10,567
Chemical Manufacturing - 0.6%
	Basic Chemical Manufacturing - 0.5%
	Huntsman International LLC
537	3.35%, 04/19/2017	531
	Huntsman International LLC, Extended Term Loan B
1,449	2.85%, 04/19/2017	1,435
	Huntsman International LLC, Term Loan C
1,788	2.55%, 06/30/2016	1,767
		3,733
	Other Chemical and Preparations Manufacturing - 0.1%
	Ineos Holdings Ltd.
1,105	5.47%, 04/27/2018 ☼	1,109

		4,842
Computer and Electronic Product Manufacturing - 0.3%
	Semiconductor, Electronic Components - 0.3%
	Freescale Semiconductor, Inc.
2,000	4.49%, 12/01/2016 ☼	1,959

Finance and Insurance - 0.5%
	Captive Auto Finance - 0.4%
	Chrysler Group LLC
2,480	6.00%, 05/24/2017	2,523

	Insurance Carriers - 0.1%
	Asurion Corp., Term Loan
1,000	5.50%, 05/24/2018	1,000

		3,523
Food Manufacturing - 1.1%
	Animal Slaughter & Processing - 0.4%
	JBS USA LLC
2,912	4.25%, 05/25/2018	2,908

	Dairy Product Manufacturing - 0.3%
	Dean Foods Co.
1,896	3.24%, 04/02/2014	1,890

	Fruit, Vegetable Preserving and Specialty Food - 0.4%
	Dole Food Co., Inc., Term Loan B2
1,158	5.04%, 07/08/2018	1,162
	Dole Food Co., Inc., Term Loan C2
2,072	5.03%, 07/08/2018	2,080
		3,242
		8,040

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 15.6% - (continued)
Food Services - 0.6%
	Full-Service Restaurants - 0.4%
	ARAMARK Corp.
$3,000	3.49%, 07/26/2016	$2,995

	Limited-Service Eating Places - 0.2%
	Wendy's International, Inc.
1,125	4.51%, 04/20/2019 ☼	1,130

		4,125
Health Care and Social Assistance - 2.1%
	General Medical and Surgical Hospitals - 0.2%
	HCA, Inc., Tranche B-2 Term Loan
1,606	3.72%, 03/31/2017	1,582
	HCA, Inc., Tranche B-3 Term Loan
294	3.49%, 05/01/2018	289
		1,871
	Medical Equipment and Supplies Manufacturing - 0.3%
	DJO Finance LLC
582	5.24%, 11/01/2016	581
	MedAssets, Inc.
1,363	5.25%, 11/16/2016	1,370
		1,951
	Nursing Care Facilities - 0.1%
	Kindred HealthCare, Inc.
991	5.25%, 06/01/2018	953

	Other Residential Care Facilities - 0.5%
	Vanguard Health Holdings Co. II LLC
3,483	5.00%, 01/29/2016	3,498

	Pharmaceutical and Medicine Manufacturing - 1.0%
	Alere, Inc.
2,746	4.75%, 06/30/2017	2,738
	Immucor, Inc.
2,239	7.25%, 08/17/2018	2,260
	NBTY, Inc.
2,474	4.25%, 10/01/2017	2,476
		7,474
		15,747
Information - 3.0%
	Cable and Other Program Distribution - 0.7%
	Charter Communications Operating LLC
1,430	4.00%, 05/15/2019	1,424
	Mediacom Broadband LLC, Tranche F Term Loan
2,068	4.50%, 10/23/2017	2,060
	TWCC Holding Corp.
1,556	4.25%, 02/11/2017	1,560
		5,044
	Data Processing Services - 0.2%
	NDS Group plc
1,485	4.00%, 03/12/2018	1,484

	Other Information Services - 0.2%
	Rovi Solutions Corp.
1,720	4.00%, 03/29/2019	1,719

	Satellite Telecommunications - 0.7%
	Intelsat Jackson Holdings Ltd.
2,975	5.25%, 04/02/2018	2,989
	Telesat Canada
2,641	4.25%, 03/26/2019	2,637
		5,626
	Software Publishers - 0.3%
	Emdeon, Inc.
1,603	6.75%, 11/02/2018	1,617
	Lawson Software, Inc.
905	6.25%, 04/15/2018	916
		2,533
	Telecommunications - Other - 0.3%
	West Corp., Term Loan B-2
2,000	2.65%, 10/24/2013	1,998

	Telecommunications - Wireless Carriers - 0.6%
	Metro PCS Wireless, Inc., Tranche B-2 Term Loan
2,953	4.07%, 11/03/2016	2,942
	Syniverse Technologies, Inc.
1,531	4.51%, 04/20/2019 ☼	1,532
		4,474
		22,878
Motor Vehicle and Parts Manufacturing - 0.2%
	Motor Vehicle and Parts Manufacturing - 0.2%
	Pinafore LLC
1,756	4.25%, 09/29/2016	1,760

Other Services - 0.1%
	Commercial/Industrial Machine and Equipment - 0.1%
	Rexnord Corp.
1,062	5.00%, 04/30/2018	1,070

Pipeline Transportation - 0.1%
	Pipeline Transportation of Natural Gas - 0.1%
	El Paso Corp.
625	6.27%, 04/10/2018 ☼	631

Plastics and Rubber Products Manufacturing - 0.1%
	Rubber Manufacturing - 0.1%
	Goodyear Tire & Rubber Co.
1,000	4.25%, 03/21/2019 ☼	986

Primary Metal Manufacturing - 0.4%
	Alumina and Aluminum Production and Processing - 0.4%
	Novelis, Inc.
3,328	4.00%, 03/10/2017	3,326

Professional, Scientific and Technical Services - 0.8%
	Professional Services - Computer Sys Design & Related - 0.8%
	MoneyGram International, Inc., Term Loan B
1,308	4.25%, 11/18/2017	1,306
	MoneyGram International, Inc., Term Loan B1
1,592	4.25%, 11/18/2017	1,589
	SunGard Data Systems, Inc.
1,428	3.99%, 02/28/2017	1,431

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 15.6% - (continued)
Professional, Scientific and Technical Services - 0.8% - (continued)
	Professional Services - Computer Sys Design & Related - 0.8% - (continued)
	SunGard Data Systems, Inc., Extended Term Loan
$1,397	3.95%, 02/28/2016	$1,398
		5,724
Real Estate, Rental and Leasing - 0.3%
	Activities Related To Real Estate - 0.3%
	LNR Properties Corp.
2,178	4.75%, 04/29/2016	2,188

	Industrial Machinery, Equipment Rental and Leasing - 0.0%
	Delos Aircraft, Inc.
400	4.75%, 03/17/2016	401

		2,589
Retail Trade - 0.8%
	Department Stores - 0.4%
	Neiman Marcus Group, Inc.
3,390	4.75%, 05/16/2018	3,391

	Home Furnishing Stores - 0.1%
	Armstrong World Industries, Inc.
854	4.00%, 03/10/2018	853

	Specialty Food Stores - 0.2%
	Weight Watchers International, Inc.
1,305	4.00%, 03/15/2019	1,304

	Sporting Goods, Hobby and Musical Instrument Store - 0.1%
	Freedom Group, Inc.
467	5.50%, 04/13/2019	471

		6,019
Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Yankee Candle Co.
630	5.25%, 03/14/2019	634

Utilities - 0.9%
	Electric Generation, Transmission and Distribution - 0.9%
	AES (The) Corp.
2,970	4.25%, 05/28/2018	2,972
	Energy Transfer Equity L.P.
1,780	3.75%, 05/08/2018	1,759
	NRG Energy, Inc.
1,717	4.00%, 07/01/2018	1,719
	TPF Generation Holdings LLC, Letter of Credit
174	2.47%, 12/15/2013	172
		6,622
Wholesale Trade - 0.4%
	Grocery and Related Products - 0.4%
	Reynolds Consumer Products, Inc.
3,129	6.50%, 02/09/2018	3,156

	Total senior floating rate interests
	(cost $117,167)	$117,830

U.S. GOVERNMENT AGENCIES - 8.6%
	Federal Home Loan Mortgage Corporation - 2.8%
$15,000	0.50%, 04/17/2015	$14,995
3,315	3.50%, 04/01/2027	3,511
14,309	4.99%, 08/25/2018 ►	1,507
12,844	5.56%, 07/25/2021 ►	1,510
		21,523
	Federal National Mortgage Association - 5.4%
10,985	0.50%, 05/27/2015	10,971
6,000	3.00%, 05/15/2027 ☼	6,261
22,424	3.50%, 12/01/2026 - 05/15/2041 ☼	23,487
		40,719
	Government National Mortgage Association - 0.4%
1,786	5.00%, 08/20/2039	1,960
867	6.50%, 05/16/2031	1,016
		2,976
	Total U.S. government agencies
	(cost $64,559)	$65,218

U.S. GOVERNMENT SECURITIES - 5.0%
U.S. Treasury Securities - 5.0%
	U.S. Treasury Notes - 5.0%
$30,000	0.25%, 01/15/2015 ‡	$29,915
7,000	0.63%, 04/15/2013 ◄	7,686
		37,601
	Total U.S. government securities
	(cost $37,553)	$37,601

	Total long-term investments
	(cost $762,587)	$773,240

SHORT-TERM INVESTMENTS - 0.7%
Repurchase Agreements - 0.7%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $1,291,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $1,316)
$1,291	0.20%, 04/30/2012	$1,291
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,729, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $1,764)
1,729	0.20%, 04/30/2012	1,729

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.7% - (continued)
Repurchase Agreements - 0.7% - (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $683, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $697)
$683	0.21%, 04/30/2012		$683
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $565, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88%
- 1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
	4.50%, 2025 - 2042, value of $577)
565	0.19%, 04/30/2012		565
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 0.75%, 2013, value of $1)
1	0.17%, 04/30/2012		1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $928, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $947)
928	0.21%, 04/30/2012		928
			5,197
	Total short-term investments
	(cost $5,197)		$5,197

	Total investments
	(cost $767,784) ▲	103.1%	$778,437
	Other assets and liabilities	(3.1)%	(23,052)
	Total net assets	100.0%	$755,385

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $767,829 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,442
Unrealized Depreciation	(2,834)
Net Unrealized Appreciation	$10,608

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $148,242, which represents 19.6% of total net assets.

۞	Convertible security.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2012.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $25,691 at April 30, 2012.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities respresents the average coupon as of April 30, 2012.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
GO	General Obligations

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

16

The Hartford Short Duration Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$135,552	$–	$123,800	$11,752
Certificates of Deposit	1,001	–	1,001	–
Corporate Bonds	411,733	–	407,736	3,997
Foreign Government Obligations	2,016	–	2,016	–
Municipal Bonds	2,289	–	2,289	–
Senior Floating Rate Interests	117,830	–	117,830	–
U.S. Government Agencies	65,218	–	65,218	–
U.S. Government Securities	37,601	–	37,601	–
Short-Term Investments	5,197	–	5,197	–
Total	$778,437	$–	$762,688	$15,749

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$13,071	$(42)	$(33	)†	$(233)	$—	$(1,011)	$—	$—	$11,752
Corporate Bonds	3,001	—	—	‡	—	3,997	—	—	(3,001)	3,997
U.S. Government Agencies	1,452	—	—		—	—	—	—	(1,452)	—
Total	$17,524	$(42)	$(33)		$(233)	$3,997	$(1,011)	$—	$(4,453)	$15,749

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(48).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was zero.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Short Duration Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $767,784)	$778,437
Cash	53
Receivables:
Investment securities sold	1,028
Fund shares sold	2,436
Dividends and interest	4,586
Other assets	111
Total assets	786,651
Liabilities:
Payables:
Investment securities purchased	28,689
Fund shares redeemed	2,344
Investment management fees	54
Dividends	92
Administrative fees	—
Distribution fees	34
Accrued expenses	53
Total liabilities	31,266
Net assets	$755,385
Summary of Net Assets:
Capital stock and paid-in-capital	$749,692
Distributions in excess of net investment loss	(48)
Accumulated net realized loss	(4,912)
Unrealized appreciation of investments	10,653
Net assets	$755,385

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.93/$10.13
Shares outstanding	25,937
Net assets	$257,448
Class B: Net asset value per share	$9.92
Shares outstanding	856
Net assets	$8,494
Class C: Net asset value per share	$9.93
Shares outstanding	13,643
Net assets	$135,412
Class I: Net asset value per share	$9.94
Shares outstanding	11,075
Net assets	$110,130
Class R3: Net asset value per share	$9.91
Shares outstanding	10
Net assets	$103
Class R4: Net asset value per share	$9.90
Shares outstanding	10
Net assets	$103
Class R5: Net asset value per share	$9.90
Shares outstanding	10
Net assets	$103
Class Y: Net asset value per share	$9.90
Shares outstanding	24,597
Net assets	$243,592

The accompanying notes are an integral part of these financial statements.

18

The Hartford Short Duration Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$—
Interest	10,651
Total investment income	10,651

Expenses:
Investment management fees	1,605
Administrative services fees	—
Transfer agent fees	234
Distribution fees
Class A	332
Class B	11
Class C	694
Class R3	—
Class R4	—
Custodian fees	4
Accounting services fees	74
Registration and filing fees	112
Board of Directors' fees	9
Audit fees	7
Other expenses	40
Total expenses (before waivers)	3,122
Expense waivers	(5)
Total waivers	(5)
Total expenses, net	3,117
Net Investment Income	7,534
Net Realized Gain on Investments:
Net realized gain on investments in securities	799
Net realized gain on futures	—
Net Realized Gain on Investments	799
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	6,913
Net Changes in Unrealized Appreciation of Investments	6,913
Net Gain on Investments	7,712
Net Increase in Net Assets Resulting from Operations	$15,246

The accompanying notes are an integral part of these financial statements.

19

The Hartford Short Duration Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$7,534	$12,900
Net realized gain (loss) on investments	799	(376)
Net unrealized appreciation (depreciation) of investments	6,913	(3,072)
Net Increase In Net Assets Resulting From Operations	15,246	9,452
Distributions to Shareholders:
From net investment income
Class A	(2,762)	(4,866)
Class B	(94)	(201)
Class C	(932)	(1,624)
Class I	(1,145)	(1,299)
Class R3	(1)	—
Class R4	(1)	—
Class R5	(1)	—
Class Y	(2,768)	(4,982)
Total distributions	(7,704)	(12,972)
Capital Share Transactions:
Class A	(24,466)	72,380
Class B	(1,153)	(1,191)
Class C	(6,941)	36,505
Class I	20,746	61,883
Class R3	1	100
Class R4	1	100
Class R5	1	100
Class Y	11,132	91,834
Net increase (decrease) from capital share transactions	(679)	261,711
Net Increase In Net Assets	6,863	258,191
Net Assets:
Beginning of period	748,522	490,331
End of period	$755,385	$748,522
Undistributed (distribution in excess of) net investment income (loss)	$(48)	$122

The accompanying notes are an integral part of these financial statements.

20

The Hartford Short Duration Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Short Duration Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 2.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

21

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

22

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

23

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

24

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2012.

4.	Financial Derivative Instruments:

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of April 30, 2012, the Fund had no outstanding futures contracts.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in

25

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$12,927	$9,223

26

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$246
Accumulated Capital Losses *	(5,666)
Unrealized Appreciation †	3,695
Total Accumulated Deficit	$(1,725)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$87
Accumulated Net Realized Gain (Loss)	134
Capital Stock and Paid-in-Capital	(221)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2012	$295
2013	977
2014	731
2015	162
2016	752
2017	1,988
2018	343
2019	418
Total	$5,666

As of October 31, 2011, the Fund had $221 in expired capital loss carryforwards.

27

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.450%
On next $500 million	0.400%
On next $1.5 billion	0.395%
On next $2.5 billion	0.390%
On next $5 billion	0.380%
Over $10 billion	0.370%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.450%
On next $4.5 billion	0.400%
On next $5 billion	0.380%
Over $10 billion	0.370%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

28

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.15%	0.85%	0.55%	0.55%

* Due to the 0.75% waiver of Class B Distribution and Service Plan (12b-1) fees effective January 1, 2011, the limit on net operating expenses attributable to Class B shares are 0.85%.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $216 and contingent deferred sales charges of $100 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $5.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

29

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	10	100%
Class R4	10	100
Class R5	10	100

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$211,429
Sales Proceeds Excluding U.S. Government Obligations	187,460
Cost of Purchases for U.S. Government Obligations	29,878
Sales Proceeds for U.S. Government Obligations	27,089

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	6,423	256	(9,160)	—	(2,481)	26,246	450	(19,377)	—	7,319
Amount	$63,290	$2,523	$(90,279)	$—	$(24,466)	$258,610	$4,433	$(190,663)	$—	$72,380
Class B
Shares	105	8	(230)	—	(117)	311	17	(449)	—	(121)
Amount	$1,035	$81	$(2,269)	$—	$(1,153)	$3,061	$173	$(4,425)	$—	$(1,191)
Class C
Shares	2,738	79	(3,518)	—	(701)	10,111	138	(6,545)	—	3,704
Amount	$26,973	$782	$(34,696)	$—	$(6,941)	$99,535	$1,361	$(64,391)	$—	$36,505
Class I
Shares	7,364	88	(5,350)	—	2,102	13,744	84	(7,561)	—	6,267
Amount	$72,591	$868	$(52,713)	$—	$20,746	$135,590	$829	$(74,536)	$—	$61,883
Class R3
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$1	$—	$—	$1	$100	$—	$—	$—	$100
Class R4
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$1	$—	$—	$1	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$1	$—	$—	$1	$100	$—	$—	$—	$100
Class Y
Shares	2,294	281	(1,456)	—	1,119	10,429	506	(1,603)	—	9,332
Amount	$22,612	$2,768	$(14,248)	$—	$11,132	$102,539	$4,982	$(15,687)	$—	$91,834
Total
Shares	18,924	712	(19,714)	—	(78)	60,871	1,195	(35,535)	—	26,531
Amount	$186,501	$7,025	$(194,205)	$—	$(679)	$599,635	$11,778	$(349,702)	$—	$261,711

30

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	43	$428
For the Year Ended October 31, 2011	61	$602

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

31

The Hartford Short Duration Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (D)
A	$9.83	$0.10	$–	$0.10	$0.20	$(0.10)	$–	$–	$(0.10)	$0.10	$9.93
B	9.82	0.10	–	0.10	0.20	(0.10)	–	–	(0.10)	0.10	9.92
C	9.83	0.06	–	0.11	0.17	(0.07)	–	–	(0.07)	0.10	9.93
I	9.84	0.11	–	0.11	0.22	(0.12)	–	–	(0.12)	0.10	9.94
R3	9.81	0.08	–	0.11	0.19	(0.09)	–	–	(0.09)	0.10	9.91
R4	9.81	0.10	–	0.09	0.19	(0.10)	–	–	(0.10)	0.09	9.90
R5	9.81	0.11	–	0.10	0.21	(0.12)	–	–	(0.12)	0.09	9.90
Y	9.80	0.12	–	0.10	0.22	(0.12)	–	–	(0.12)	0.10	9.90

For the Year Ended October 31, 2011
A	9.87	0.21	–	(0.04)	0.17	(0.21)	–	–	(0.21)	(0.04)	9.83
B	9.87	0.20	–	(0.05)	0.15	(0.20)	–	–	(0.20)	(0.05)	9.82
C	9.87	0.14	–	(0.04)	0.10	(0.14)	–	–	(0.14)	(0.04)	9.83
I	9.89	0.24	–	(0.05)	0.19	(0.24)	–	–	(0.24)	(0.05)	9.84
R3(G)	9.73	0.01	–	0.08	0.09	(0.01)	–	–	(0.01)	0.08	9.81
R4(G)	9.73	0.02	–	0.08	0.10	(0.02)	–	–	(0.02)	0.08	9.81
R5(G)	9.73	0.02	–	0.08	0.10	(0.02)	–	–	(0.02)	0.08	9.81
Y	9.85	0.24	–	(0.04)	0.20	(0.25)	–	–	(0.25)	(0.05)	9.80

For the Year Ended October 31, 2010
A	9.62	0.25	–	0.26	0.51	(0.26)	–	–	(0.26)	0.25	9.87
B	9.62	0.18	–	0.25	0.43	(0.18)	–	–	(0.18)	0.25	9.87
C	9.62	0.18	–	0.26	0.44	(0.19)	–	–	(0.19)	0.25	9.87
I(H)	9.74	0.18	–	0.15	0.33	(0.18)	–	–	(0.18)	0.15	9.89
Y	9.60	0.29	–	0.25	0.54	(0.29)	–	–	(0.29)	0.25	9.85

For the Year Ended October 31, 2009
A	9.21	0.33	–	0.41	0.74	(0.33)	–	–	(0.33)	0.41	9.62
B	9.21	0.26	–	0.41	0.67	(0.26)	–	–	(0.26)	0.41	9.62
C	9.21	0.26	–	0.41	0.67	(0.26)	–	–	(0.26)	0.41	9.62
Y	9.19	0.36	–	0.41	0.77	(0.36)	–	–	(0.36)	0.41	9.60

For the Year Ended October 31, 2008
A	9.82	0.37	–	(0.62)	(0.25)	(0.36)	–	–	(0.36)	(0.61)	9.21
B	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21
C	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21
Y	9.81	0.40	–	(0.63)	(0.23)	(0.39)	–	–	(0.39)	(0.62)	9.19

For the Year Ended October 31, 2007
A	9.89	0.44	–	(0.07)	0.37	(0.44)	–	–	(0.44)	(0.07)	9.82
B	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82
C	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82
Y	9.88	0.47	–	(0.08)	0.39	(0.46)	–	–	(0.46)	(0.07)	9.81

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on September 30, 2011.
(H)	Commenced operations on February 26, 2010.

32

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

2.07	%(E)	$257,448	0.84	%(F)	0.84	%(F)	0.84	%(F)	2.03	%(F)	30%
2.07	(E)	8,494	0.95	(F)	0.85	(F)	0.85	(F)	2.03	(F)	–
1.69	(E)	135,412	1.59	(F)	1.59	(F)	1.59	(F)	1.29	(F)	–
2.20	(E)	110,130	0.57	(F)	0.57	(F)	0.57	(F)	2.31	(F)	–
1.92	(E)	103	1.20	(F)	1.15	(F)	1.15	(F)	1.73	(F)	–
1.97	(E)	103	0.90	(F)	0.85	(F)	0.85	(F)	2.03	(F)	–
2.12	(E)	103	0.60	(F)	0.55	(F)	0.55	(F)	2.33	(F)	–
2.25	(E)	243,592	0.50	(F)	0.50	(F)	0.50	(F)	2.38	(F)	–

1.77		279,232	0.86		0.85		0.85		2.13		55
1.54		9,558	1.09		0.98		0.98		2.01		–
1.02		140,933	1.59		1.59		1.59		1.39		–
1.97		88,321	0.56		0.56		0.56		2.41		–
0.96	(E)	101	1.27	(F)	1.15	(F)	1.15	(F)	1.70	(F)	–
0.98	(E)	101	0.97	(F)	0.85	(F)	0.85	(F)	1.99	(F)	–
1.01	(E)	101	0.67	(F)	0.55	(F)	0.55	(F)	2.28	(F)	–
2.02		230,175	0.51		0.51		0.51		2.48		–

5.33		208,313	0.87		0.87		0.87		2.55		66
4.51		10,799	1.73		1.65		1.65		1.80		–
4.56		105,060	1.60		1.60		1.60		1.79		–
3.42	(E)	26,765	0.58	(F)	0.58	(F)	0.58	(F)	2.49	(F)	–
5.71		139,394	0.52		0.52		0.52		2.90		–

8.23		125,549	0.91		0.90		0.90		3.50		56
7.42		9,322	1.80		1.65		1.65		2.78		–
7.42		52,909	1.65		1.65		1.65		2.78		–
8.62		93,804	0.53		0.53		0.53		3.92		–

(2.60)		46,620	0.95		0.90		0.90		3.78		73
(3.33)		5,846	1.84		1.65		1.65		3.06		–
(3.33)		26,738	1.69		1.65		1.65		3.03		–
(2.40)		107,669	0.58		0.58		0.58		4.11		–

3.80		34,606	1.04		0.90		0.90		4.49		68
2.91		6,349	1.90		1.65		1.65		3.73		–
2.91		22,322	1.77		1.65		1.65		3.74		–
4.08		142,224	0.64		0.64		0.64		4.75		–

33

The Hartford Short Duration Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

34

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

35

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

The Hartford Short Duration Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.70	$4.24	$1,000.00	$1,020.66	$4.24	0.84%	182	366
Class B	$1,000.00	$1,020.70	$4.27	$1,000.00	$1,020.64	$4.27	0.85	182	366
Class C	$1,000.00	$1,016.90	$7.95	$1,000.00	$1,016.98	$7.95	1.59	182	366
Class I	$1,000.00	$1,022.00	$2.89	$1,000.00	$1,022.01	$2.89	0.57	182	366
Class R3	$1,000.00	$1,019.20	$5.77	$1,000.00	$1,019.14	$5.77	1.15	182	366
Class R4	$1,000.00	$1,019.70	$4.27	$1,000.00	$1,020.64	$4.27	0.85	182	366
Class R5	$1,000.00	$1,021.20	$2.76	$1,000.00	$1,022.13	$2.77	0.55	182	366
Class Y	$1,000.00	$1,022.50	$2.52	$1,000.00	$1,022.37	$2.52	0.50	182	366

37

The Hartford Short Duration Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on February 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Short Duration Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on March 5, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Contracts Committee also met in person with the proposed portfolio manager for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Contracts Committee’s meeting with the proposed portfolio manager, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio manager and investment professionals and sector specialists that would support the proposed portfolio manager.

38

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Contracts Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio manager and investment professionals and sector specialists that would support the proposed portfolio manager, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio manager’s experience and experience of the investment professionals and sector specialists that would support the proposed portfolio manager and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Contracts Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

39

The Hartford Short Duration Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

40

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-SD12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Small Company Fund

The views expressed in the Fund’s Manager Discussion under "Why did the Fund perform this way?" and "What is the outlook?" are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Small Company Fund inception 07/22/1996

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12) 1 (1) (2) (3) (4)

	6 Month†	1 Year	5 year	10 year
Small Company A#	11.39%	-5.10%	1.56%	6.87%
Small Company A##		-10.32%	0.42%	6.27%
Small Company B#	10.94%	-5.85%	0.90%	NA *
Small Company B##		-10.27%	0.56%	NA *
Small Company C#	10.97%	-5.77%	0.82%	6.09%
Small Company C##		-6.65%	0.82%	6.09%
Small Company I#	11.54%	-4.85%	1.83%	7.04%
Small Company R3#	11.29%	-5.25%	1.34%	6.97%
Small Company R4#	11.46%	-4.96%	1.67%	7.16%
Small Company R5#	11.65%	-4.65%	1.95%	7.32%
Small Company Y#	11.67%	-4.58%	2.08%	7.39%
Russell 2000 Growth Index	10.58%	-4.42%	3.27%	6.06%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small Company Fund
Manager Discussion (Unaudited)
April 30, 2012 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA	Stephen C. Mortimer	Jamie A. Rome, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Mario E. Abularach, CFA	Mammen Chally, CFA
Vice President and Equity Research Analyst	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 11.39%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Russell 2000 Growth Index which returned 10.58% for the same period. The Fund underperformed the 11.57% return of the average fund in the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP (gross domestic product) data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

Small cap stocks (+11%) underperformed both large cap stocks (+13%) and mid cap stocks (+12%) during the period, as measured by the Russell 2000, S&P 500, and S&P MidCap 400 indices, respectively. Growth (+10.6%) stocks slightly trailed Value (+11.5%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices. Nine out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Health Care (+16%), Consumer Discretionary (+13%), and Financials (+12%) sectors performed best, while Utilities (-4%) and Telecommunication Services (+4%) lagged on a relative basis.

Strong stock selection drove outperformance versus the benchmark, primarily in the Health Care, Industrials, and Energy sectors; this was somewhat offset by weaker selection in the Consumer Discretionary, Consumer Staples and Information Technology sectors. Sector allocation, which is the residual result of bottom-up stock selection (i.e. stock by stock fundamental research), contributed modestly to relative returns, primarily due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Discretionary; while an underweight to Health Care detracted.

Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance during the period included SXC Health Solutions (Health Care), Zoll Medical (Health Care), and United Rentals (Industrials). Shares of SXC Health Solutions, a pharmacy benefit management (PBM) company, moved higher following the announcement in April 2012 that the company plans to merge with competitor Catalyst Health Solutions. Shares of Zoll Medical, a medical device manufacturer focused on defibrillators and related devices, surged on positive news regarding future reimbursements for the company’s LifeVest product. Shares of United Rentals rose as a result of the acquisition of the second largest equipment rental operator, RSC holdings.

Stocks that detracted the most from relative and absolute returns during the period were Deckers Outdoor (Consumer Discretionary), Diamond Foods (Consumer Staples), and Shutterfly (Consumer Discretionary). Shares of Deckers Outdoor, a designer and marketer of fashion-oriented footwear, fell as unseasonably warm winter weather hurt sales and the company issued conservative guidance for 2012 earnings. Snack food company Diamond Food’s shares declined steeply based on an investigation into the company’s accounting practices over crop payments to walnut growers. Shares of Shutterfly, a web-based photo publication service company, declined on lower earnings expectations resulting from price pressure.

3

The Hartford Small Company Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

What is the outlook?

We continue to challenge ourselves to discover emerging growth companies and to be opportunistic in uncovering re-emerging growth companies. Looking forward, while we believe macro concerns could continue to affect market conditions, we are excited about the opportunity set ahead of us and we remain constructive on our ability to uncover attractive growth opportunities.

As a residual of our bottom-up, stock-by-stock investment decisions, the Fund is overweight in Information Technology and Consumer Discretionary sectors relative to the Russell 2000 Growth Index at the end of the period. The Fund ended the period most underweight in Health Care, Consumer Staples, and Financials.

Diversification by Industry
as of April 30, 2012
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.3%
Banks (Financials)	1.8
Capital Goods (Industrials)	9.0
Commercial & Professional Services (Industrials)	1.8
Consumer Durables & Apparel (Consumer Discretionary)	5.0
Consumer Services (Consumer Discretionary)	2.9
Diversified Financials (Financials)	1.4
Energy (Energy)	7.8
Food, Beverage & Tobacco (Consumer Staples)	0.4
Health Care Equipment & Services (Health Care)	6.8
Household & Personal Products (Consumer Staples)	1.2
Insurance (Financials)	0.3
Materials (Materials)	2.5
Other Investment Pools and Funds (Financials)	1.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.0
Real Estate (Financials)	2.5
Retailing (Consumer Discretionary)	9.9
Semiconductors & Semiconductor Equipment (Information Technology)	3.4
Software & Services (Information Technology)	17.0
Technology Hardware & Equipment (Information Technology)	7.2
Telecommunication Services (Services)	0.3
Transportation (Industrials)	3.8
Utilities (Utilities)	0.3
Short-Term Investments	2.5
Other Assets and Liabilities	0.6
Total	100.0%

4

The Hartford Small Company Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5%
	Automobiles & Components - 1.3%
250	Dana Holding Corp.	$3,653
161	Tenneco Automotive, Inc. ●	4,962
16	Tesla Motors, Inc. ●	530
		9,145
	Banks - 1.8%
88	Boston Private Financial Holdings, Inc.	819
44	First Midwest Bancorp, Inc.	469
67	Flushing Financial Corp.	874
28	Hudson Valley Holding Corp.	516
40	Nationstar Mortgage Holdings, Inc. ●	566
57	Ocwen Financial Corp. ●	847
119	Pinnacle Financial Partners, Inc. ●	2,186
102	Privatebancorp, Inc.	1,599
15	Signature Bank ●	1,007
62	Umpqua Holdings Corp.	815
277	Western Alliance Bancorp ●	2,433
13	Wintrust Financial Corp.	455
		12,586
	Capital Goods - 9.0%
18	A.O. Smith Corp.	867
17	AAON, Inc.	347
14	Acuity Brands, Inc.	779
8	AGCO Corp. ●	377
71	Altra Holdings, Inc. ●	1,299
22	Applied Industrial Technologies, Inc.	869
14	AZZ, Inc.	745
23	Belden, Inc.	789
8	Carlisle Cos., Inc.	421
18	Ceradyne, Inc.	457
26	Chart Industries, Inc. ●	1,965
135	Colfax Corp. ●	4,571
36	Commercial Vehicles Group, Inc. ●	384
9	Crane Co.	408
298	DigitalGlobe, Inc. ●	3,658
9	DXP Enterprises, Inc. ●	382
18	EMCOR Group, Inc.	514
60	Esterline Technologies Corp. ●	4,141
16	Franklin Electric Co., Inc.	811
7	Gardner Denver Machinery, Inc.	469
42	GrafTech International Ltd. ●	496
27	John Bean Technologies Corp.	424
79	Kratos Defense & Security ●	437
14	Lennox International, Inc.	588
6	Lindsay Corp.	431
176	Meritor, Inc. ●	1,143
21	Michael Baker Corp. ●	478
17	Middleby Corp. ●	1,725
143	Moog, Inc. Class A ●	6,030
31	Nordson Corp.	1,657
149	Polypore International, Inc. ●	5,577
43	Sauer-Danfoss, Inc.	1,852
19	Sun Hydraulics Corp.	485
11	TAL International Group, Inc.	446
88	Teledyne Technologies, Inc. ●	5,710
13	Textainer Group Holdings Ltd.	452
151	Trex Co., Inc. ●	4,820
40	Trimas Corp. ●	886
98	United Rentals, Inc. ●	4,552
53	Westport Innovations, Inc. ●	1,649
		64,091
	Commercial & Professional Services - 1.8%
45	Advisory (The) Board Co. ●	4,121
29	Deluxe Corp.	687
24	Exponent, Inc. ●	1,155
42	On Assignment, Inc. ●	783
12	Portfolio Recovery Associate ●	840
285	Sykes Enterprises, Inc. ●	4,510
16	United Stationers, Inc.	446
		12,542
	Consumer Durables & Apparel - 4.9%
17	Arctic Cat, Inc. ●	741
114	Brunswick Corp.	2,993
37	Deckers Outdoor Corp. ●	1,879
23	G-III Apparel Group Ltd. ●	614
228	Hanesbrands, Inc. ●	6,443
40	Liz Claiborne, Inc. ●	542
102	Meritage Homes Corp. ●	2,887
10	Polaris Industries, Inc.	765
710	Pulte Group, Inc. ●	6,986
25	Skechers USA, Inc. Class A ●	469
110	Steven Madden Ltd. ●	4,774
39	Tempur-Pedic International, Inc. ●	2,307
42	True Religion Apparel, Inc. ●	1,151
63	Vera Bradley, Inc. ●	1,629
11	Warnaco Group, Inc. ●	561
		34,741
	Consumer Services - 2.9%
84	American Public Education, Inc. ●	2,916
37	Brinker International, Inc.	1,155
47	Buffalo Wild Wings, Inc. ●	3,951
195	Cheesecake Factory, Inc. ●	6,152
63	Red Robin Gourmet Burgers, Inc. ●	2,244
84	Sotheby's Holdings	3,314
9	Steiner Leisure Ltd. ●	441
39	Whistler Blackcomb Holdings, Inc.	425
		20,598
	Diversified Financials - 1.4%
72	BGC Partners, Inc.	505
34	Compass Diversified Holdings	496
75	DFC Global Corp. ●	1,313
47	Fifth Street Finance Corp.	459
63	Gain Capital Holdings, Inc.	321
295	Knight Capital Group, Inc. ●	3,876
78	Manning & Napier, Inc. ●	1,136
180	Netspend Holdings, Inc. ●	1,373
80	Uranium Participation Corp. ●	447
		9,926
	Energy - 7.8%
1,164	Alberta Oilsands, Inc. ●	183
147	Atwood Oceanics, Inc. ●	6,529
34	Berry Petroleum Co.	1,568
157	Bonanza Creek Energy, Inc. ●	3,452
101	BPZ Resources, Inc. ●	410
50	C&J Energy Services, Inc. ●	933
193	Carrizo Oil & Gas, Inc. ●	5,404
41	CVR Energy, Inc. ●	1,239
27	Energy XXI Bermuda Ltd. ●	1,000

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5% - (continued)
	Energy - 7.8% - (continued)
162	Gulfmark Offshore, Inc. ●	$7,802
21	Hornbeck Offshore Services, Inc. ●	888
148	ION Geophysical Corp. ●	919
73	Karoon Gas Australia Ltd. ●	487
12	Midstates Petroleum Co., Inc.	191
1,421	Oilsands Quest, Inc. ⌂●†	204
21	Petroleum Development Corp. ●	713
507	Rex Energy Corp. ●	5,331
184	Rosetta Resources, Inc. ●	9,273
29	Stone Energy Corp. ●	822
17	Swift Energy Co. ●	523
80	Tidewater, Inc.	4,427
98	Tourmaline Oil Corp. ●	2,362
69	Vaalco Energy, Inc. ●	628
		55,288
	Food, Beverage & Tobacco - 0.4%
9	Boston Beer Co., Inc. Class A ●	929
26	Cosan S.A. Industria E Comercio	446
75	Darling International, Inc. ●	1,225
		2,600
	Health Care Equipment & Services - 6.8%
105	Abiomed, Inc. ●	2,544
14	AmSurg Corp. ●	388
45	AngioDynamics, Inc. ●	561
3	Atrion Corp.	604
18	Corvel Corp. ●	788
26	Cyberonics, Inc. ●	1,002
66	Dexcom, Inc. ●	650
14	Ensign Group, Inc.	374
100	Gen-Probe, Inc. ●	8,166
16	Greatbatch, Inc. ●	375
84	Health Net, Inc. ●	2,992
22	HealthSouth Corp. ●	487
79	Heartware International, Inc. ●	6,157
8	ICU Medical, Inc. ●	420
224	Insulet Corp. ●	3,992
25	LHC Group, Inc. ●	448
28	Masimo Corp. ●	617
6	MEDNAX, Inc. ●	422
117	Merge Healthcare, Inc. ●	502
27	Merit Medical Systems, Inc. ●	350
41	Owens & Minor, Inc.	1,212
82	SXC Health Solutions Corp. ●	7,396
28	U.S. Physical Therapy, Inc.	678
148	Volcano Corp. ●	4,005
58	Wellcare Health Plans, Inc. ●	3,556
		48,686
	Household & Personal Products - 1.2%
178	Elizabeth Arden, Inc. ●	6,923
36	Nu Skin Enterprises, Inc. Class A	1,903
		8,826
	Insurance - 0.3%
33	Amerisafe, Inc. ●	874
13	Platinum Underwriters Holdings Ltd.	468
21	Protective Life Corp.	603
		1,945
	Materials - 2.5%
13	Allied Nevada Gold Corp. ●	387
8	AptarGroup, Inc.	409
555	Aurcana Corp. ●	590
190	Flotek Industries, Inc. ●	2,586
24	Kraton Performance Polymers ●	618
218	Methanex Corp. ADR	7,667
12	Molycorp, Inc. ●	311
44	New Gold, Inc. ●	400
39	Olin Corp.	820
405	Romarco Minerals, Inc. ●	414
51	Silgan Holdings, Inc.	2,258
13	TPC Group, Inc. ●	529
10	Universal Stainless & Alloy Products ●	445
30	Winpak Ltd.	470
		17,904
	Pharmaceuticals, Biotechnology & Life Sciences - 9.0%
27	3SBio, Inc. ADR ●	358
73	Algeta ASA ●	1,722
69	Alkermes plc ●	1,198
106	Amylin Pharmaceuticals, Inc. ●	2,759
173	Ardea Biosciences, Inc. ●	5,500
146	Arena Pharmaceuticals, Inc. ●	356
47	Aveo Pharmaceuticals, Inc. ●	544
58	Bruker Corp. ●	870
93	Cadence Pharmaceuticals, Inc. ●	343
29	Cubist Pharmaceuticals, Inc. ●	1,231
183	Exelixis, Inc. ●	877
265	Immunogen, Inc. ●	3,382
275	Incyte Corp. ●	6,246
316	Ironwood Pharmaceuticals, Inc. ●	4,168
88	Medicines Co. ●	1,933
22	Momenta Pharmaceuticals, Inc. ●	354
45	Neurocrine Biosciences, Inc. ●	337
427	NPS Pharmaceuticals, Inc. ●	3,058
131	Onyx Pharmaceuticals, Inc. ●	5,954
149	Optimer Pharmaceuticals, Inc. ●	2,210
237	PAREXEL International Corp. ●	6,396
16	Progenics Pharmaceuticals, Inc. ●	170
134	Rigel Pharmaceuticals, Inc. ●	1,035
145	Salix Pharmaceuticals Ltd. ●	7,139
277	Seattle Genetics, Inc. ●	5,483
53	Trius Therapeutics, Inc. ●	282
		63,905
	Real Estate - 2.5%
54	Anworth Mortgage Asset Corp.	366
26	Capstead Mortgage Corp.	363
29	Colonial Properties Trust	643
262	Coresite Realty Corp.	6,536
29	Glimcher Realty Trust	291
13	Hatteras Financial Corp.	373
45	Medical Properties Trust, Inc.	423
119	MFA Mortgage Investments, Inc.	876
165	Pebblebrook Hotel Trust	3,981
475	Strategic Hotels & Resorts, Inc. ●	3,233
58	Summit Hotel Properties, Inc.	485
27	Whitestone REIT	370
		17,940
	Retailing - 9.9%
3,137	Allstar Co. ⌂†	4,640
53	Ascena Retail Group, Inc. ●	1,084
17	Cato Corp.	468

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5% - (continued)
	Retailing - 9.9% - (continued)
27	Children's Place Retail Stores, Inc. ●	$1,254
21	Core-Mark Holding Co., Inc.	824
359	Debenhams plc	482
163	DSW, Inc.	9,190
270	Express, Inc. ●	6,388
241	GNC Holdings, Inc.	9,422
14	Group 1 Automotive, Inc.	796
14	Guess?, Inc.	410
79	Hibbett Sports, Inc. ●	4,724
36	Hot Topic, Inc.	351
19	Lumber Liquidators Holdings, Inc. ●	561
41	Mattress Firm Holding Corp. ●	1,637
28	PetMed Express, Inc.	377
128	Rent-A-Center, Inc.	4,389
219	rue21, Inc. ●	6,639
173	Shutterfly, Inc. ●	5,396
22	Teavana Holdings, Inc. ●	455
17	The Finish Line, Inc.	378
149	TripAdvisor, Inc. ●	5,590
148	Urban Outfitters, Inc. ●	4,292
20	Vitamin Shoppe, Inc. ●	935
		70,682
	Semiconductors & Semiconductor Equipment - 3.4%
24	Cymer, Inc. ●	1,235
324	Cypress Semiconductor Corp.	5,029
100	GT Advanced Technologies, Inc. ●	652
83	Integrated Device Technology, Inc. ●	563
734	Lattice Semiconductor Corp. ●	4,010
22	Microsemi Corp. ●	476
142	Mindspeed Technologies, Inc. ●	709
50	Nanometrics, Inc. ●	783
50	ON Semiconductor Corp. ●	412
57	PMC - Sierra, Inc. ●	400
185	Skyworks Solutions, Inc. ●	5,011
144	Ultratech Stepper, Inc. ●	4,601
		23,881
	Software & Services - 17.0%
37	Ancestry.com, Inc. ●	982
13	Bazaarvoice, Inc. ●	259
126	Bottomline Technologies, Inc. ●	2,976
184	Broadsoft, Inc. ●	7,874
1,012	Cadence Design Systems, Inc. ●	11,813
12	Commvault Systems, Inc. ●	601
125	Concur Technologies, Inc. ●	7,087
46	Constant Contact, Inc. ●	1,108
129	DealerTrack Holdings, Inc. ●	3,862
50	Dice Holdings, Inc. ●	542
61	Earthlink, Inc.	491
1	ExactTarget, Inc. ●	30
18	Fortinet, Inc. ●	473
45	Guidewire Software, Inc. ●	1,230
66	Higher One Holdings, Inc. ●	1,042
135	IAC/Interactive Corp.	6,487
98	Imperva, Inc. ●	3,409
50	j2 Global, Inc.	1,297
48	JDA Software Group, Inc. ●	1,373
138	Jive Software, Inc. ●	3,279
29	Keynote Systems, Inc.	528
67	Kit Digital, Inc. ●	454
396	LivePerson, Inc. ●	6,291
5	Mercadolibre, Inc.	488
49	MicroStrategy, Inc. ●	6,792
15	Mitek Systems, Inc.	83
15	Nuance Communications, Inc. ●	367
23	Opnet Technologies, Inc.	543
216	Parametric Technology Corp. ●	4,654
99	Pegasystems, Inc.	3,690
6	Proofpoint, Inc.	78
35	QLIK Technologies, Inc. ●	999
9	Quest Software, Inc. ●	213
734	Sapient Corp.	8,780
33	Solarwinds, Inc. ●	1,557
68	Solera Holdings, Inc.	3,034
15	Sourcefire, Inc. ●	756
39	Splunk, Inc.	1,321
75	Syntel, Inc.	4,499
121	Tangoe, Inc. ●	2,469
22	Tibco Software, Inc. ●	715
11	Vantiv, Inc. ●	250
167	VeriFone Systems, Inc. ●	7,977
118	Wright Express Corp. ●	7,501
42	XO Group, Inc. ●	391
		120,645
	Technology Hardware & Equipment - 7.2%
66	Acme Packet, Inc. ●	1,842
13	ADTRAN, Inc.	381
32	Arris Group, Inc. ●	411
305	Aruba Networks, Inc. ●	6,434
195	Ciena Corp. ●	2,884
111	Coherent, Inc. ●	5,820
43	Emulex Corp. ●	375
100	Extreme Networks, Inc. ●	383
300	Fabrinet ●	5,048
344	Finisar Corp. ●	5,680
19	Interdigital, Inc.	531
17	Ixia ●	217
252	Jabil Circuit, Inc.	5,918
92	Mitel Networks Corp. ●	435
13	Netgear, Inc. ●	512
47	Oplink Communications, Inc. ●	751
15	Park Electrochemical Corp.	438
25	Plantronics, Inc.	959
45	Polycom, Inc. ●	596
168	Riverbed Technology, Inc. ●	3,305
117	Ubiquiti Networks, Inc. ●	3,870
99	Universal Display Corp. ●	4,470
		51,260
	Telecommunication Services - 0.3%
9	AboveNet, Inc. ●	725
58	Cogent Communication Group, Inc. ●	1,088
58	Leap Wireless International, Inc. ●	325
		2,138
	Transportation - 3.8%
91	Avis Budget Group, Inc. ●	1,191
142	Landstar System, Inc.	7,583
20	Marten Transport Ltd.	420
129	Old Dominion Freight Line, Inc. ●	5,741
348	Spirit Airlines, Inc. ●	8,370
223	US Airways Group, Inc. ●	2,289

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 95.5% - (continued)
	Transportation - 3.8% - (continued)
48	Werner Enterprises, Inc.		$1,136
			26,730
	Utilities - 0.3%
15	Portland General Electric Co.		377
32	UniSource Energy Corp.		1,154
12	Westar Energy, Inc.		356
			1,887
	Total common stocks
	(cost $608,967)		$677,946

PREFERRED STOCKS - 0.1%
	Consumer Durables & Apparel - 0.1%
7	Callaway Golf Co., 7.50% ۞		$654

	Total preferred stocks
	(cost $743)		$654

EXCHANGE TRADED FUNDS - 1.3%
	Other Investment Pools and Funds - 1.3%
101	iShares Russell 2000 Growth Index Fund		$9,475

	Total exchange traded funds
	(cost $9,702)		$9,475

	Total long-term investments
	(cost $619,412)		$688,075

SHORT-TERM INVESTMENTS - 2.5%
Repurchase Agreements - 2.5%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $4,443,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $4,532)
$4,443	0.20%, 04/30/2012		$4,443
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $5,952, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $6,071)
5,952	0.20%, 04/30/2012		5,952
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,351, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $2,398)
2,351	0.21%, 04/30/2012		2,351
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,947, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $1,986)
1,947	0.19%, 04/30/2012		1,947
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2, collateralized by U.S. Treasury Note 0.75%, 2013, value of $2)
2	0.17%, 04/30/2012		2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $3,196, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $3,259)
3,195	0.21%, 04/30/2012		3,195
			17,890
	Total short-term investments
	(cost $17,890)		$17,890

	Total investments
	(cost $637,302) ▲	99.4%	$705,965
	Other assets and liabilities	0.6%	4,214
	Total net assets	100.0%	$710,179

The accompanying notes are an integral part of these financial statements.

8

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $644,697 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$95,315
Unrealized Depreciation	(34,047)
Net Unrealized Appreciation	$61,268

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $4,844, which represents 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.
۞	Convertible security.
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	3,137	Allstar Co.	3,193
10/2010 - 05/2011	1,421	Oilsands Quest, Inc.	637

At April 30, 2012, the aggregate value of these securities was $4,844, which represents 0.7% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
AUD	MSC	Sell	$46	$46	05/01/2012	$–
CAD	BBH	Buy	424	425	05/01/2012	(1)
CAD	BBH	Buy	380	380	05/03/2012	–
CAD	BBH	Sell	29	29	05/01/2012	–
CAD	CFSB	Buy	1,181	1,190	05/02/2012	(9)
			1,910			$(10)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BBH	Brown Brothers Harriman & Co.
CSFB	Credit Suisse First Boston Corp.
MSC	Morgan Stanley

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$677,946	$670,411	$2,691	$4,844
Exchange Traded Funds	9,475	9,475	–	–
Preferred Stocks	654	–	654	–
Short-Term Investments	17,890	–	17,890	–
Total	$705,965	$679,886	$21,235	$4,844
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts *	10	–	10	–
Total	$10	$–	$10	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Common Stocks	$2,823	$—	$1,651	†	$—	$—	$—	$370	$—	$4,844
Total	$2,823	$—	$1,651		$—	$—	$—	$370	$—	$4,844

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $1,651.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $637,302)	$705,965
Foreign currency on deposit with custodian (cost $2)	2
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	10,092
Fund shares sold	392
Dividends and interest	45
Other assets	66
Total assets	716,562
Liabilities:
Unrealized depreciation on foreign currency contracts	10
Bank overdraft	35
Payables:
Investment securities purchased	4,879
Fund shares redeemed	1,195
Investment management fees	94
Administrative fees	3
Distribution fees	26
Accrued expenses	141
Total liabilities	6,383
Net assets	$710,179
Summary of Net Assets:
Capital stock and paid-in-capital	$614,331
Distributions in excess of net investment loss	(3,033)
Accumulated net realized gain	30,218
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	68,663
Net assets	$710,179

Shares authorized	500,000
Par value	$0 .001
Class A: Net asset value per share/Maximum offering price per share	$20.25/$21.43
Shares outstanding	15,097
Net assets	$305,770
Class B: Net asset value per share	$17.56
Shares outstanding	433
Net assets	$7,605
Class C: Net asset value per share	$17.51
Shares outstanding	2,110
Net assets	$36,944
Class I: Net asset value per share	$20.59
Shares outstanding	1,155
Net assets	$23,791
Class R3: Net asset value per share	$21.39
Shares outstanding	2,314
Net assets	$49,500
Class R4: Net asset value per share	$21.79
Shares outstanding	2,211
Net assets	$48,182
Class R5: Net asset value per share	$22.14
Shares outstanding	577
Net assets	$12,766
Class Y: Net asset value per share	$22.30
Shares outstanding	10,117
Net assets	$225,621

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,604
Interest	6
Less: Foreign tax withheld	(20)
Total investment income	1,590

Expenses:
Investment management fees	2,769
Administrative services fees	89
Transfer agent fees	512
Distribution fees
Class A	367
Class B	42
Class C	179
Class R3	118
Class R4	61
Custodian fees	17
Accounting services fees	48
Registration and filing fees	65
Board of Directors' fees	8
Audit fees	8
Other expenses	87
Total expenses (before waivers and fees paid indirectly)	4,370
Expense waivers	(19)
Transfer agent fee waivers	(9)
Commission recapture	(31)
Total waivers and fees paid indirectly	(59)
Total expenses, net	4,311
Net Investment Loss	(2,721)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	37,326
Net realized gain on foreign currency contracts	57
Net realized loss on other foreign currency transactions	(81)
Net Realized Gain on Investments and Foreign Currency Transactions	37,302
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	39,633
Net unrealized depreciation of foreign currency contracts	(10)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	9
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	39,632
Net Gain on Investments and Foreign Currency Transactions	76,934
Net Increase in Net Assets Resulting from Operations	$74,213

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(2,721)	$(4,938)
Net realized gain on investments and foreign currency transactions	37,302	146,528
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	39,632	(66,913)
Net Increase In Net Assets Resulting From Operations	74,213	74,677
Distributions to Shareholders:
From net realized gain on investments
Class A	(14,976)	—
Class B	(513)	—
Class C	(2,105)	—
Class I	(1,029)	—
Class R3	(2,254)	—
Class R4	(2,420)	—
Class R5	(464)	—
Class Y	(10,973)	—
Total distributions	(34,734)	—
Capital Share Transactions:
Class A	(7,845)	(22,465)
Class B	(1,916)	(4,470)
Class C	(1,129)	(7,410)
Class I	3,376	4,835
Class R3	161	7,162
Class R4	(6,060)	1,862
Class R5	2,021	(2,650)
Class Y	(21,365)	(69,560)
Net decrease from capital share transactions	(32,757)	(92,696)
Net Increase (Decrease) In Net Assets	6,722	(18,019)
Net Assets:
Beginning of period	703,457	721,476
End of period	$710,179	$703,457
Undistributed (distribution in excess of) net investment income (loss)	$(3,033)	$(312)

The accompanying notes are an integral part of these financial statements.

14

The Hartford Small Company Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

15

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to

16

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

17

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

18

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$10	$—	$—	$—	$—	$10
Total	$—	$10	$—	$—	$—	$—	$10

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

19

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$57	$—	$—	$—	$—	$57
Total	$—	$57	$—	$—	$—	$—	$57

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(10)	$—	$—	$—	$—	$(10)
Total	$—	$(10)	$—	$—	$—	$—	$(10)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

20

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Undistributed Long-Term Capital Gain	$34,733
Unrealized Appreciation *	21,636
Total Accumulated Earnings	$56,369

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$4,907
Accumulated Net Realized Gain (Loss)	196
Capital Stock and Paid-in-Capital	(5,103)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

During the year ended October 31, 2011, the Fund utilized $112,995 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year

21

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed

22

to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.40%
Class B	2.15
Class C	2.12
Class I	1.13
Class R3	1.55
Class R4	1.25
Class R5	0.95
Class Y	0.87

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $184 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $3.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned

23

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On June 8, 2007, the Fund was reimbursed for incorrect IPO allocations to the Fund.

On May 2, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.16%	0.22%	23.41%
Class B	0.18	0.24	22.46
Class C	0.18	0.24	22.37
Class I	0.16	0.22	23.81
Class R3	-	0.20	17.44
Class R4	-	0.20	17.80
Class R5	-	0.20	18.07
Class Y	0.16	0.20	23.99

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	402,081
Sales Proceeds for U.S. Government Obligations	478,926

24

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,400	850	(2,546)	—	(296)	3,332	—	(4,504)	—	(1,172)
Amount	$26,336	$14,435	$(48,616)	$—	$(7,845)	$67,527	$—	$(89,992)	$—	$(22,465)
Class B
Shares	13	32	(157)	—	(112)	40	—	(296)	—	(256)
Amount	$222	$467	$(2,605)	$—	$(1,916)	$701	$—	$(5,171)	$—	$(4,470)
Class C
Shares	96	133	(286)	—	(57)	224	—	(655)	—	(431)
Amount	$1,606	$1,951	$(4,686)	$—	$(1,129)	$3,974	$—	$(11,384)	$—	$(7,410)
Class I
Shares	366	54	(242)	—	178	568	—	(342)	—	226
Amount	$7,105	$926	$(4,655)	$—	$3,376	$11,686	$—	$(6,851)	$—	$4,835
Class R3
Shares	242	126	(343)	—	25	871	—	(526)	—	345
Amount	$4,853	$2,254	$(6,946)	$—	$161	$18,282	$—	$(11,120)	$—	$7,162
Class R4
Shares	224	133	(640)	—	(283)	869	—	(786)	—	83
Amount	$4,560	$2,416	$(13,036)	$—	$(6,060)	$18,548	$—	$(16,686)	$—	$1,862
Class R5
Shares	150	25	(71)	—	104	240	—	(386)	—	(146)
Amount	$3,056	$464	$(1,499)	$—	$2,021	$5,346	$—	$(7,996)	$—	$(2,650)
Class Y
Shares	983	588	(2,636)	—	(1,065)	2,740	—	(5,952)	—	(3,212)
Amount	$20,986	$10,972	$(53,323)	$—	$(21,365)	$61,376	$—	$(130,936)	$—	$(69,560)
Total
Shares	3,474	1,941	(6,921)	—	(1,506)	8,884	—	(13,447)	—	(4,563)
Amount	$68,724	$33,885	$(135,366)	$—	$(32,757)	$187,440	$—	$(280,136)	$—	$(92,696)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	54	$1,024
For the Year Ended October 31, 2011	90	$1,795

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

25

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

26

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27

The Hartford Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$19.23	$(0.09)	$–	$2.09	$2.00	$–	$(0.98)	$–	$(0.98)	$1.02	$20.25
B	16.88	(0.14)	–	1.80	1.66	–	(0.98)	–	(0.98)	0.68	17.56
C	16.83	(0.14)	–	1.80	1.66	–	(0.98)	–	(0.98)	0.68	17.51
I	19.51	(0.06)	–	2.12	2.06	–	(0.98)	–	(0.98)	1.08	20.59
R3	20.27	(0.11)	–	2.21	2.10	–	(0.98)	–	(0.98)	1.12	21.39
R4	20.60	(0.08)	–	2.25	2.17	–	(0.98)	–	(0.98)	1.19	21.79
R5	20.88	(0.05)	–	2.29	2.24	–	(0.98)	–	(0.98)	1.26	22.14
Y	21.02	(0.04)	–	2.30	2.26	–	(0.98)	–	(0.98)	1.28	22.30

For the Year Ended October 31, 2011 (E)
A	17.48	(0.15)	–	1.90	1.75	–	–	–	–	1.75	19.23
B	15.46	(0.27)	–	1.69	1.42	–	–	–	–	1.42	16.88
C	15.41	(0.26)	–	1.68	1.42	–	–	–	–	1.42	16.83
I	17.68	(0.10)	–	1.93	1.83	–	–	–	–	1.83	19.51
R3	18.45	(0.20)	–	2.02	1.82	–	–	–	–	1.82	20.27
R4	18.70	(0.14)	–	2.04	1.90	–	–	–	–	1.90	20.60
R5	18.90	(0.08)	–	2.06	1.98	–	–	–	–	1.98	20.88
Y	19.01	(0.06)	–	2.07	2.01	–	–	–	–	2.01	21.02

For the Year Ended October 31, 2010 (E)
A	13.90	(0.13)	–	3.71	3.58	–	–	–	–	3.58	17.48
B	12.39	(0.22)	–	3.29	3.07	–	–	–	–	3.07	15.46
C	12.34	(0.22)	–	3.29	3.07	–	–	–	–	3.07	15.41
I	14.03	(0.09)	–	3.74	3.65	–	–	–	–	3.65	17.68
R3	14.70	(0.16)	–	3.91	3.75	–	–	–	–	3.75	18.45
R4	14.85	(0.11)	–	3.96	3.85	–	–	–	–	3.85	18.70
R5	14.97	(0.07)	–	4.00	3.93	–	–	–	–	3.93	18.90
Y	15.03	(0.05)	–	4.03	3.98	–	–	–	–	3.98	19.01

For the Year Ended October 31, 2009 (E)
A	13.09	(0.08)	–	0.89	0.81	–	–	–	–	0.81	13.90
B	11.71	(0.12)	–	0.80	0.68	–	–	–	–	0.68	12.39
C	11.71	(0.15)	–	0.78	0.63	–	–	–	–	0.63	12.34
I	13.18	(0.06)	–	0.91	0.85	–	–	–	–	0.85	14.03
R3	13.89	(0.13)	–	0.94	0.81	–	–	–	–	0.81	14.70
R4	13.98	(0.09)	–	0.96	0.87	–	–	–	–	0.87	14.85
R5	14.06	(0.06)	–	0.97	0.91	–	–	–	–	0.91	14.97
Y	14.10	(0.04)	–	0.97	0.93	–	–	–	–	0.93	15.03

For the Year Ended October 31, 2008
A	24.46	(0.06)	–	(8.68)	(8.74)	–	(2.63)	–	(2.63)	(11.37)	13.09
B	22.30	(0.20)	–	(7.76)	(7.96)	–	(2.63)	–	(2.63)	(10.59)	11.71
C	22.32	(0.18)	–	(7.80)	(7.98)	–	(2.63)	–	(2.63)	(10.61)	11.71
I	24.55	(0.02)	–	(8.72)	(8.74)	–	(2.63)	–	(2.63)	(11.37)	13.18
R3	25.83	(0.07)	–	(9.24)	(9.31)	–	(2.63)	–	(2.63)	(11.94)	13.89
R4	25.91	(0.03)	–	(9.27)	(9.30)	–	(2.63)	–	(2.63)	(11.93)	13.98
R5	25.97	–	–	(9.28)	(9.28)	–	(2.63)	–	(2.63)	(11.91)	14.06
Y	26.00	0.02	–	(9.29)	(9.27)	–	(2.63)	–	(2.63)	(11.90)	14.10

For the Year Ended October 31, 2007
A	21.58	(0.09)	0.07	4.77	4.75	–	(1.87)	–	(1.87)	2.88	24.46
B	19.97	(0.26)	0.10	4.36	4.20	–	(1.87)	–	(1.87)	2.33	22.30
C	20.00	(0.23)	0.08	4.34	4.19	–	(1.87)	–	(1.87)	2.32	22.32
I	21.59	(0.01)	–	4.84	4.83	–	(1.87)	–	(1.87)	2.96	24.55
R3(I)	21.95	(0.07)	–	3.95	3.88	–	–	–	–	3.88	25.83
R4(I)	21.95	(0.03)	–	3.99	3.96	–	–	–	–	3.96	25.91
R5(I)	21.95	(0.01)	–	4.03	4.02	–	–	–	–	4.02	25.97
Y	22.73	0.02	0.06	5.06	5.14	–	(1.87)	–	(1.87)	3.27	26.00

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

11.39	%(F)	$305,770	1.40	%(G)	1.40	%(G)	1.40	%(G)	(0.93	)%(G)	58%
10.94	(F)	7,605	2.39	(G)	2.15	(G)	2.15	(G)	(1.68	)(G)	–
10.97	(F)	36,944	2.13	(G)	2.13	(G)	2.13	(G)	(1.66	)(G)	–
11.54	(F)	23,791	1.13	(G)	1.13	(G)	1.13	(G)	(0.67	)(G)	–
11.29	(F)	49,500	1.58	(G)	1.55	(G)	1.55	(G)	(1.08	)(G)	–
11.46	(F)	48,182	1.28	(G)	1.25	(G)	1.25	(G)	(0.78	)(G)	–
11.65	(F)	12,766	1.00	(G)	0.95	(G)	0.95	(G)	(0.49	)(G)	–
11.67	(F)	225,621	0.87	(G)	0.87	(G)	0.87	(G)	(0.40	)(G)	–

10.01		296,062	1.37		1.37		1.37		(0.77)		111
9.18		9,192	2.30		2.15		2.15		(1.55)		–
9.21		36,465	2.10		2.10		2.10		(1.50)		–
10.35		19,056	1.08		1.08		1.08		(0.49)		–
9.86		46,392	1.57		1.55		1.55		(0.96)		–
10.16		51,387	1.26		1.25		1.25		(0.66)		–
10.48		9,867	0.99		0.95		0.95		(0.35)		–
10.57		235,036	0.86		0.86		0.86		(0.26)		–

25.76		289,558	1.41		1.40		1.40		(0.80)		181
24.78		12,384	2.36		2.15		2.15		(1.54)		–
24.88		40,018	2.16		2.15		2.15		(1.55)		–
26.02		13,283	1.17		1.15		1.15		(0.54)		–
25.51		35,873	1.59		1.57		1.57		(1.00)		–
25.93		45,096	1.28		1.26		1.26		(0.67)		–
26.25		11,706	1.02		1.02		1.02		(0.41)		–
26.48		273,558	0.87		0.87		0.87		(0.28)		–

6.19		275,834	1.53		1.32		1.32		(0.67)		180
5.81		16,169	2.59		1.76		1.76		(1.10)		–
5.38		38,082	2.31		2.04		2.04		(1.39)		–
6.45		16,312	1.24		1.11		1.11		(0.48)		–
5.83		12,822	1.66		1.65		1.65		(1.04)		–
6.22		31,532	1.31		1.31		1.31		(0.67)		–
6.47		12,384	1.11		1.05		1.05		(0.42)		–
6.59		245,727	0.91		0.91		0.91		(0.27)		–

(39.57)		274,412	1.39		1.39		1.39		(0.39)		183
(39.95)		21,008	2.31		2.02		2.02		(1.01)		–
(40.01)		41,294	2.15		2.15		2.15		(1.14)		–
(39.41)		11,912	1.19		1.15		1.15		(0.15)		–
(39.69)		2,990	1.66		1.65		1.65		(0.68)		–
(39.51)		18,332	1.29		1.29		1.29		(0.29)		–
(39.32)		7,510	1.00		1.00		1.00		(0.01)		–
(39.23)		166,183	0.89		0.89		0.89		0.12		–

23.88	(H)	299,819	1.41		1.40		1.40		(0.44)		186
22.97	(H)	52,549	2.28		2.12		2.12		(1.16)		–
22.88	(H)	63,650	2.15		2.15		2.15		(1.19)		–
24.28	(H)	3,886	1.12		1.12		1.12		(0.16)		–
17.68	(F),(H)	181	1.84	(G)	1.65	(G)	1.65	(G)	(0.69	)(G)	–
18.04	(F),(H)	9,809	1.34	(G)	1.34	(G)	1.34	(G)	(0.54	)(G)	–
18.31	(F),(H)	588	1.07	(G)	1.05	(G)	1.05	(G)	(0.38	)(G)	–
24.44	(H)	194,096	0.91		0.91		0.91		0.09		–

29

The Hartford Small Company Fund
Financial Highlights - (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

30

The Hartford Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

31

The Hartford Small Company Fund
Directors and Officers (Unaudited)- (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

32

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,113.90	$7.36	$1,000.00	$1,017.90	$7.02	1.40%	182	366
Class B	$1,000.00	$1,109.40	$11.27	$1,000.00	$1,014.18	$10.76	2.15	182	366
Class C	$1,000.00	$1,109.70	$11.16	$1,000.00	$1,014.29	$10.65	2.13	182	366
Class I	$1,000.00	$1,115.40	$5.94	$1,000.00	$1,019.24	$5.67	1.13	182	366
Class R3	$1,000.00	$1,112.90	$8.14	$1,000.00	$1,017.16	$7.77	1.55	182	366
Class R4	$1,000.00	$1,114.60	$6.57	$1,000.00	$1,018.65	$6.27	1.25	182	366
Class R5	$1,000.00	$1,116.50	$5.00	$1,000.00	$1,020.14	$4.77	0.95	182	366
Class Y	$1,000.00	$1,116.70	$4.60	$1,000.00	$1,020.52	$4.39	0.87	182	366

34

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-SC12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Small/Mid Cap Equity Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Small/Mid Cap Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 1/01/05 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Small/Mid Cap Equity A#	9.90%	-3.31%	1.05%	4.09%
Small/Mid Cap Equity A##		-8.63%	-0.08%	3.29%
Small/Mid Cap Equity B#	9.49%	-3.98%	0.47%	3.47%
Small/Mid Cap Equity B##		-8.78%	0.12%	3.47%
Small/Mid Cap Equity C#	9.46%	-4.01%	0.37%	3.37%
Small/Mid Cap Equity C##		-4.97%	0.37%	3.37%
Small/Mid Cap Equity R3#	9.86%	-3.15%	1.39%	4.46%
Small/Mid Cap Equity R4#	9.95%	-2.98%	1.43%	4.48%
Small/Mid Cap Equity R5#	10.12%	-2.82%	1.46%	4.51%
Small/Mid Cap Equity Y#	10.14%	-2.81%	1.47%	4.51%
Russell 2500 Index	12.03%	-2.23%	2.35%	5.67%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Includes the Fund's performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small/Mid Cap Equity Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
Paul Bukowski, CFA	Kurt Cubbage, CFA
Executive Vice President	Vice President

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and David J. Elliott, CFA, will serve as the Fund’s portfolio manager. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Paul Bukowski, CFA, and Kurt Cubbage, CFA, will no longer serve as the Fund’s portfolio managers.

How did the Fund perform?

The Class A shares of The Hartford Small/MidCap Equity Fund returned 9.90%, before sales charge, for the six-month period ended April 30, 2012 versus 12.03% for its benchmark, the Russell 2500 Index, and the 11.19% average return of the Lipper Mid-Cap Core Funds.

Why did the Fund perform this way?

Approximately half of the Russell 2500 Index gains were in January 2012 when it returned 6.6%. This was a strong month for lower quality stocks which outperformed their higher quality counterparts. The other months saw more muted performance in the Index.

The Fund’s underperformance was mainly driven by weak security selection – especially in the Health Care and Financials sectors. Sector allocation also marginally detracted from relative return, primarily due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the Utilities sector. The Fund’s benchmark relative underperformance was concentrated in the month of January when there was generally a more defensive positioning which was unable to keep up with the explosive rally that started this year.

Among the largest detractors to relative performance were overweights to True Religion Apparel (Consumer) and Marchex (Technology). Both True Religion Apparel and Marchex dropped after issuing guidance below analyst expectations.

Among the largest contributors to relative performance were overweights to SureWest Communications (Technology) and Prestige Brands Holdings( Healthcare). Both SureWest Communications and Prestige Brands Holdings rose dramatically after announcements by other firms of their intentions to acquire these companies.

Our team invests in companies that we believe have compelling stock characteristics versus the Russell 2500 Index. Our systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation, and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell 2500 Growth Index over the long term.

What is your outlook?

Looking ahead, we believe challenges include a mild recession in Europe, election year uncertainty - especially on fiscal policy, and higher energy costs in an environment with little pricing power to pass costs on to consumers. While the labor market appears to be improving, it is still fragile. Balance sheets are still being stabilized and deleveraged, while earnings growth expectations for the first quarter are low. We believe investors will place marginally higher demand for stable and expanding profit growth.

One risk to this strategy is that policy and macro themes overwhelm investors desire to discriminate among stocks - returning to viewing macro events as essentially the only driver of market performance. For example, investors might turn the “risk on” trade back ‘on’ because of a liquidity event such as more quantitative easing or tax cuts. Another risk is that there is a major geopolitical event that causes investors to turn “risk off” regardless of stock fundamentals.

3

The Hartford Small/Mid Cap Equity Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

Diversification by Industry
as of April 30, 2012
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.8%
Banks (Financials)	4.2
Capital Goods (Industrials)	8.2
Commercial & Professional Services (Industrials)	3.5
Consumer Durables & Apparel (Consumer Discretionary)	3.5
Consumer Services (Consumer Discretionary)	4.0
Diversified Financials (Financials)	2.8
Energy (Energy)	7.3
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	1.8
Health Care Equipment & Services (Health Care)	6.3
Household & Personal Products (Consumer Staples)	1.5
Insurance (Financials)	3.5
Materials (Materials)	6.4
Media (Consumer Discretionary)	1.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.1
Real Estate (Financials)	6.6
Retailing (Consumer Discretionary)	5.7
Semiconductors & Semiconductor Equipment (Information Technology)	3.3
Software & Services (Information Technology)	9.4
Technology Hardware & Equipment (Information Technology)	3.4
Telecommunication Services (Services)	1.3
Transportation (Industrials)	3.5
Utilities (Utilities)	5.8
Short-Term Investments	1.2
Other Assets and Liabilities	(0.7)
Total	100.0%

4

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5%
	Automobiles & Components - 1.8%
7	Autoliv, Inc.	$416
5	Dorman Products, Inc. ●	220
10	Gentex Corp.	226
12	Lear Corp.	515
7	Thor Industries, Inc.	240
11	TRW Automotive Holdings Corp. ●	523
9	Visteon Corp. ●	431
		2,571
	Banks - 4.2%
12	Banner Corp.	255
29	BBCN Bancorp, Inc. ●	318
37	CapitalSource, Inc.	241
32	Capitol Federal Financial	382
8	Community Bank System, Inc.	229
10	East West Bancorp, Inc.	230
22	Enterprise Financial Services Corp. ●	267
22	Fifth Third Bancorp	319
1	First Citizens Bancshares Class A	225
27	Fulton Finance Corp.	280
88	Huntington Bancshares, Inc.	588
33	Keycorp	261
9	Lakeland Financial Corp.	232
10	MainSource Financial Group, Inc.	120
32	People's United Financial, Inc.	400
18	Provident Financial Services, Inc.	266
45	Regions Financial Corp.	301
30	Susquehanna Bancshares, Inc.	315
68	Trustco Bank Corp.	375
13	United Financial Bancorp, Inc.	215
29	Westfield Financial	213
		6,032
	Capital Goods - 8.2%
7	A.O. Smith Corp.	314
7	Actuant Corp. Class A	194
10	AGCO Corp. ●	481
9	Albany International Corp. Class A	206
3	American Science & Engineering, Inc.	176
7	AMETEK, Inc.	331
16	Ampco-Pittsburgh Corp.	297
9	Babcock &Wilcox Co. ●	225
8	Brady Corp. Class A	249
13	Briggs & Stratton Corp.	228
6	Chicago Bridge & Iron Co. N.V.	271
10	Colfax Corp. ●	339
20	DigitalGlobe, Inc. ●	245
6	Donaldson Co., Inc.	207
9	Dycom Industries, Inc. ●	218
24	Exelis, Inc.	273
46	Federal Signal Corp. ●	236
4	Fluor Corp.	222
3	Gardner Denver Machinery, Inc.	202
8	GATX Corp.	347
8	General Cable Corp. ●	233
33	Great Lakes Dredge & Dock Co.	241
29	Griffon Corp.	288
3	Hubbell, Inc. Class B	217
13	ITT Corp.	281
6	Kaydon Corp.	146
10	KBR, Inc.	341
33	Kratos Defense & Security ●	182
8	L.B. Foster Co. Class A	213
22	LSI Industries, Inc.	149
3	Nacco Industries, Inc. Class A	314
19	NCI Building Systems, Inc. ●	227
5	Nordson Corp.	248
33	Orion Marine Group, Inc. ●	230
10	Owens Corning, Inc. ●	353
3	Parker-Hannifin Corp.	272
6	Pentair, Inc.	277
14	Quanex Building Products Corp.	256
9	RSC Holdings, Inc. ●	218
9	Spirit Aerosystems Holdings, Inc. ●	220
79	Taser International, Inc. ●	363
4	Teledyne Technologies, Inc. ●	271
2	TransDigm Group, Inc. ●	303
6	United Rentals, Inc. ●	289
6	Wabco Holdings, Inc. ●	391
		11,784
	Commercial & Professional Services - 3.5%
14	Barrett Business Services	284
48	CBIZ, Inc. ●	291
9	Cintas Corp.	353
10	Copart, Inc. ●	272
5	Corporate Executive Board Co.	194
14	Covanta Holding Corp.	228
8	Deluxe Corp.	198
4	Dun & Bradstreet Corp.	280
8	Equifax, Inc. ●	380
17	Healthcare Services Group, Inc.	365
11	Insperity, Inc.	294
32	Kimball International, Inc.	220
8	McGrath RentCorp.	236
40	Metalico, Inc. ●	130
13	Robert Half International, Inc.	373
14	Rollins, Inc.	303
17	Standard Parking Corp. ●	319
7	Verisk Analytics, Inc. ●	318
		5,038
	Consumer Durables & Apparel - 3.5%
4	Blyth, Inc.	317
19	Crocs, Inc. ●	392
6	CSS Industries, Inc.	119
3	Fossil, Inc. ●	401
5	Garmin Ltd.	222
13	Jakks Pacific, Inc.	246
30	Jones (The) Group, Inc.	339
12	Leggett & Platt, Inc.	253
31	Liz Claiborne, Inc. ●	409
5	Oxford Industries, Inc.	259
6	Polaris Industries, Inc.	491
4	PVH Corp.	338
44	Quiksilver, Inc. ●	153
7	Sturm Ruger & Co., Inc.	424
3	Tempur-Pedic International, Inc. ●	194
9	True Religion Apparel, Inc. ●	247
4	Tupperware Brands Corp.	255
		5,059
	Consumer Services - 4.0%
6	American Public Education, Inc. ●	193
7	Apollo Group, Inc. Class A ●	243
5	Bally Technologies, Inc. ●	243
6	Bob Evans Farms, Inc.	235

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments - (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Consumer Services - 4.0% - (continued)
25	Boyd Gaming Corp. ●	$193
10	Brinker International, Inc.	315
6	Capella Education Co. ●	186
1	Chipotle Mexican Grill, Inc. ●	298
66	Corinthian Colleges, Inc. ●	251
4	Cracker Barrel Old Country Store, Inc.	242
16	H & R Block, Inc.	241
25	International Game Technology	383
8	ITT Educational Services, Inc. ●	535
4	Life Time Fitness, Inc. ●	191
23	Lincoln Educational Services Corp.	172
8	Marriott International, Inc. Class A	301
26	Multimedia Games Holding Co., Inc. ●	291
7	Papa John's International, Inc. ●	298
7	Red Robin Gourmet Burgers, Inc. ●	260
12	Regis Corp.	220
5	Wyndham Worldwide Corp.	267
2	Wynn Resorts Ltd.	253
		5,811
	Diversified Financials - 2.8%
3	Affiliated Managers Group, Inc. ●	341
16	Ares Capital Corp.	263
21	Calamos Asset Management, Inc.	270
14	CBOE Holdings, Inc.	373
7	Cohen & Steers, Inc.	240
7	Discover Financial Services, Inc.	247
8	Eaton Vance Corp.	197
8	Green Dot Corp. ●	201
8	Lazard Ltd.	231
11	MarketAxess Holdings, Inc.	371
8	MSCI, Inc. ●	296
9	Nasdaq OMX Group, Inc. ●	214
33	Netspend Holdings, Inc. ●	250
17	NGP Capital Resources Co.	105
6	Raymond James Financial, Inc.	220
10	Triangle Capital Corp.	210
		4,029
	Energy - 7.3%
11	Cabot Oil & Gas Corp.	383
31	Callon Petroleum Corp. ●	182
4	Cameron International Corp. ●	220
16	Cloud Peak Energy, Inc. ●	241
5	Core Laboratories N.V.	665
10	CVR Energy, Inc. ●	298
16	Delek U.S. Holdings, Inc.	253
4	Diamond Offshore Drilling, Inc.	244
7	Dresser-Rand Group, Inc. ●	329
8	El Paso Corp.	229
7	Energen Corp.	357
7	Energy XXI Bermuda Ltd. ●	268
15	Helix Energy Solutions Group, Inc. ●	304
4	Helmerich & Payne, Inc.	195
17	HollyFrontier Corp.	521
58	ION Geophysical Corp. ●	363
15	Matrix Service Co. ●	211
27	Newpark Resources, Inc. ●	172
8	Oceaneering International, Inc.	406
37	Parker Drilling Co. ●	192
8	Peabody Energy Corp.	248
5	Plains Exploration & Production Co. ●	212
7	REX American Resources Corp. ●	189
14	RigNet, Inc. ●	232
14	Spectra Energy Corp.	424
9	Stone Energy Corp. ●	238
11	Superior Energy Services, Inc. ●	288
7	Targa Resources Corp.	314
14	Tesoro Corp. ●	337
32	Vaalco Energy, Inc. ●	291
20	Valero Energy Corp.	492
10	W&T Offshore, Inc.	206
67	Warren Resources, Inc. ●	207
20	Western Refining, Inc.	388
11	World Fuel Services Corp.	477
		10,576
	Food & Staples Retailing - 0.5%
13	Chef's Warehouse ●	307
5	Harris Teeter Supermarkets, Inc.	194
7	Village Super Market, Inc. Class A	184
		685
	Food, Beverage & Tobacco - 1.8%
9	Campbell Soup Co.	291
16	ConAgra Foods, Inc.	416
26	Constellation Brands, Inc. Class A ●	553
7	Monster Beverage Corp. ●	448
7	Post Holdings, Inc. ●	201
37	Smart Balance, Inc. ●	216
10	Smithfield Foods, Inc. ●	208
5	Universal Corp.	229
		2,562
	Health Care Equipment & Services - 6.3%
6	Amerigroup Corp. ●	358
22	AngioDynamics, Inc. ●	277
12	ArthroCare Corp. ●	294
8	CareFusion Corp. ●	210
7	Centene Corp. ●	281
6	CIGNA Corp.	296
14	Community Health Systems, Inc. ●	334
3	Computer Programs and Systems, Inc.	166
7	CONMED Corp.	197
13	Coventry Health Care, Inc.	389
25	CryoLife, Inc. ●	131
6	Cyberonics, Inc. ●	230
4	DaVita, Inc. ●	310
4	Haemonetics Corp. ●	276
10	Health Net, Inc. ●	360
9	Hill-Rom Holdings, Inc.	279
16	Hologic, Inc. ●	300
5	Humana, Inc.	363
9	Magellan Health Services, Inc. ●	381
10	Masimo Corp. ●	213
33	Merge Healthcare, Inc. ●	143
30	Metropolitan Health Networks ●	228
2	MWI Veterinary Supply, Inc. ●	228
24	Natus Medical, Inc. ●	296
10	Omnicare, Inc.	362
9	Patterson Cos., Inc.	310
10	PSS World Medical, Inc. ●	232
10	Resmed, Inc. ●	340
111	RTI Biologics, Inc. ●	390
13	Triple-S Management Corp., Class B ●	276

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Health Care Equipment & Services - 6.3% - (continued)
6	Wellcare Health Plans, Inc. ●	$355
4	Zimmer Holdings, Inc.	277
		9,082
	Household & Personal Products - 1.5%
11	Church & Dwight Co., Inc.	545
3	Energizer Holdings, Inc. ●	193
7	Herbalife Ltd.	506
4	Nu Skin Enterprises, Inc. Class A	222
21	Prestige Brands Holdings, Inc. ●	354
20	Schiff Nutrition International ●	326
		2,146
	Insurance - 3.5%
8	American Financial Group, Inc.	324
3	American National Insurance Co.	211
8	AmTrust Financial Services, Inc.	207
10	Arch Capital Group Ltd. ●	394
6	Arthur J. Gallagher & Co.	222
10	Aspen Insurance Holdings Ltd.	280
5	Assurant, Inc.	186
11	Axis Capital Holdings Ltd.	381
15	Brown & Brown, Inc.	407
3	Erie Indemnity Co.	222
34	Genworth Financial, Inc. ●	203
8	Marsh & McLennan Cos., Inc.	268
24	Meadowbrook Insurance Group, Inc.	210
11	Progressive Corp.	232
8	Reinsurance Group of America, Inc.	443
3	RLI Corp.	193
5	Safety Insurance Group, Inc.	198
5	Torchmark Corp.	253
8	Validus Holdings Ltd.	263
		5,097
	Materials - 6.4%
17	A. M. Castle & Co. ●	233
7	Airgas, Inc.	642
4	Albemarle Corp.	287
4	AptarGroup, Inc.	218
10	Ball Corp.	438
7	Bemis Co., Inc.	241
5	Cabot Corp.	233
7	Cliff's Natural Resources, Inc.	448
12	Coeur d'Alene Mines Corp. ●	256
12	Crown Holdings, Inc. ●	431
4	Cytec Industries, Inc.	273
5	Ecolab, Inc.	298
17	Flotek Industries, Inc. ●	237
3	FMC Corp.	276
41	Graphic Packaging Holding Co. ●	220
87	Hecla Mining Co.	370
20	Horsehead Holding Corp. ●	226
18	Huntsman Corp.	259
5	International Flavors & Fragrances, Inc.	314
6	International Paper Co.	203
4	Minerals Technologies, Inc.	275
18	Myers Industries	301
18	Noranda Aluminium Holding Corp.	186
10	OM Group, Inc. ●	251
5	Rockwood Holdings, Inc. ●	266
5	Schweitzer-Mauduit International, Inc.	346
18	Sealed Air Corp.	339
6	Sensient Technologies Corp.	234
10	Sonoco Products Co.	332
7	Valspar Corp.	332
4	W.R. Grace & Co. ●	215
		9,180
	Media - 1.1%
33	Belo Corp. Class A	223
24	Gannett Co., Inc.	338
32	Global Sources Ltd. ●	199
19	Interpublic Group of Cos., Inc.	222
53	Lin TV Corp. ●	208
8	Scholastic Corp.	244
8	Valassis Communications, Inc. ●	158
		1,592
	Pharmaceuticals, Biotechnology & Life Sciences - 4.1%
4	Alexion Pharmaceuticals, Inc. ●	393
57	Cambrex Corp. ●	369
8	Cepheid, Inc. ●	294
8	Charles River Laboratories International, Inc. ●	276
4	Covance, Inc. ●	205
5	Cubist Pharmaceuticals, Inc. ●	203
11	Endo Pharmaceuticals Holdings, Inc. ●	382
7	Forest Laboratories, Inc. ●	226
7	Hospira, Inc. ●	235
5	Life Technologies Corp. ●	252
14	Momenta Pharmaceuticals, Inc. ●	226
13	Mylan, Inc. ●	291
10	Myriad Genetics, Inc. ●	271
26	Neurocrine Biosciences, Inc. ●	190
30	NPS Pharmaceuticals, Inc. ●	214
25	Nymox Pharmeceutical Corp. ●	201
6	Par Pharmaceutical Cos., Inc. ●	263
63	PDL Biopharma, Inc.	393
8	PerkinElmer, Inc.	229
19	Qiagen N.V. ●	315
11	ViroPharma, Inc. ●	239
14	Warner Chilcott plc ●	300
		5,967
	Real Estate - 6.6%
3	Alexandria Real Estate Equities, Inc.	232
6	American Campus Communities, Inc.	245
6	BRE Properties	310
7	Camden Property Trust	501
20	CBL & Associates Properties	369
32	CubeSmart	399
36	DCT Industrial Trust, Inc.	214
21	DDR Corp.	306
6	Digital Realty Trust, Inc.	421
19	Duke Realty, Inc.	283
4	EastGroup Properties, Inc.	211
24	Education Realty Trust, Inc.	273
2	Essex Property Trust, Inc.	363
9	Extra Space Storage, Inc.	273
4	Federal Realty Investment Trust	352
20	First Industrial Realty Trust, Inc. ●	247
10	Gladstone Commercial Corp.	178
8	Highwoods Properties, Inc.	264
4	Home Properties of New York, Inc.	238
53	Investors Real Estate Trust	380
7	LTC Properties, Inc.	217
5	Macerich Co.	311

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments - (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Real Estate - 6.6% - (continued)
36	Mission West Properties, Inc.	$312
9	National Retail Properties, Inc.	249
14	One Liberty Properties, Inc.	263
23	Penn Real Estate Investment Trust	327
7	Post Properties, Inc.	336
4	PS Business Parks, Inc.	281
7	Realty Income Corp.	281
4	Sovran Self Storage, Inc.	229
3	Taubman Centers, Inc.	247
14	UDR, Inc.	363
		9,475
	Retailing - 5.7%
12	Aaron's, Inc.	337
4	Bed Bath & Beyond, Inc. ●	282
8	Best Buy Co., Inc.	177
9	Body Central Corp. ●	262
67	Casual Male Retail Group, Inc. ●	211
18	Chico's FAS, Inc.	281
7	Dick's Sporting Goods, Inc.	369
12	Express, Inc. ●	293
16	Foot Locker, Inc.	489
10	Francescas Holding Corp. ●	323
12	GameStop Corp. Class A	283
6	Genuine Parts Co.	389
13	Groupon, Inc. ●	136
10	LKQ Corp. ●	318
4	O'Reilly Automotive, Inc. ●	422
9	PetSmart, Inc.	540
5	Ross Stores, Inc.	283
27	Saks, Inc. ●	299
11	Sally Beauty Co., Inc. ●	290
13	Staples, Inc.	205
12	Systemax, Inc. ●	198
4	Tractor Supply Co.	384
3	Ulta Salon, Cosmetics & Fragrances, Inc.	265
7	Vitamin Shoppe, Inc. ●	317
69	Wet Seal, Inc. Class A ●	227
7	Williams-Sonoma, Inc.	263
4	Winmark Corp.	220
7	Zumiez, Inc. ●	242
		8,305
	Semiconductors & Semiconductor Equipment - 3.3%
12	Ceva, Inc. ●	274
36	Exar Corp. ●	286
37	GT Advanced Technologies, Inc. ●	242
36	Kopin Corp. ●	127
22	Kulicke and Soffa Industries, Inc. ●	289
10	Linear Technology Corp.	317
67	LSI Corp. ●	540
9	Maxim Integrated Products, Inc.	263
46	Mindspeed Technologies, Inc. ●	228
7	MKS Instruments, Inc.	196
53	Photronics, Inc. ●	330
63	PLX Technology, Inc. ●	251
37	Rudolph Technologies, Inc. ●	402
61	Silicon Image, Inc. ●	365
25	STR Holdings, Inc. ●	96
20	Teradyne, Inc. ●	348
18	Tessera Technologies, Inc. ●	281
		4,835
	Software & Services - 9.4%
2	ACI Worldwide, Inc. ●	85
31	Actuate Corp. ●	223
7	Akamai Technologies, Inc. ●	222
3	Alliance Data Systems Corp. ●	423
6	Amdocs Ltd. ●	205
4	ANSYS, Inc. ●	235
15	Aspen Technology, Inc. ●	304
6	Autodesk, Inc. ●	220
10	BMC Software, Inc. ●	425
9	CA, Inc.	230
29	Cadence Design Systems, Inc. ●	334
4	Citrix Systems, Inc. ●	300
6	Commvault Systems, Inc. ●	302
4	Concur Technologies, Inc. ●	198
31	Deltek, Inc. ●	327
37	Demand Media, Inc. ●	307
12	Ebix, Inc.	255
13	Fortinet, Inc. ●	347
5	Gartner, Inc. Class A ●	203
11	Global Payments, Inc.	501
5	Informatica Corp. ●	236
28	Intralinks Holdings, Inc. ●	132
8	j2 Global, Inc.	212
7	Jack Henry & Associates, Inc.	234
5	Liquidity Services, Inc. ●	272
12	LivePerson, Inc. ●	190
9	Logmein, Inc. ●	324
4	Manhattan Associates, Inc. ●	205
66	Marchex, Inc.	229
7	Micros Systems ●	391
15	North American Equity	171
11	Nuance Communications, Inc. ●	257
10	Paychex, Inc.	294
13	Quest Software, Inc. ●	309
6	Red Hat, Inc. ●	378
32	Rosetta Stone, Inc. ●	340
14	SciQuest, Inc. ●	210
50	SeaChange International, Inc. ●	412
8	Solarwinds, Inc. ●	398
9	Synopsys, Inc. ●	258
50	Telenav, Inc. ●	339
3	Teradata Corp. ●	223
12	Tibco Software, Inc. ●	408
4	Ultimate Software ●	339
57	United Online, Inc.	270
9	VeriSign, Inc.	358
11	Websense, Inc. ●	234
13	Western Union Co.	233
		13,502
	Technology Hardware & Equipment - 3.4%
4	Amphenol Corp. Class A	256
19	AVX Corp.	241
97	Brocade Communications Systems, Inc. ●	538
9	Comtech Telecommunications Corp.	278
6	Diebold, Inc.	237
65	Extreme Networks, Inc. ●	249
10	Ingram Micro, Inc. ●	202
10	Itron, Inc. ●	400
11	Jabil Circuit, Inc.	256
14	Molex, Inc.	386

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Technology Hardware & Equipment - 3.4% - (continued)
21	QLogic Corp. ●		$364
8	Riverbed Technology, Inc. ●		164
63	Tellabs, Inc.		238
90	Westell Technologies, Inc. Class A ●		206
7	Western Digital Corp. ●		252
35	Xerox Corp.		275
18	Zygo Corp. ●		358
			4,900
	Telecommunication Services - 1.3%
3	AboveNet, Inc. ●		263
19	Boingo Wireless, Inc. ●		197
85	Cincinnati Bell, Inc. ●		324
8	Crown Castle International Corp. ●		432
9	SBA Communications Corp. ●		481
92	Vonage Holdings Corp. ●		187
			1,884
	Transportation - 3.5%
5	C.H. Robinson Worldwide, Inc.		305
8	Con-way, Inc.		256
8	Expeditors International of Washington, Inc.		328
8	Forward Air Corp.		286
19	Heartland Express, Inc.		258
12	J.B. Hunt Transport Services, Inc.		666
5	Kansas City Southern ●		396
18	Knight Transportation, Inc.		303
9	Landstar System, Inc.		485
9	Park-Ohio Holdings Corp. ●		185
5	Ryder System, Inc.		224
15	United Continental Holdings, Inc. ●		331
21	UTI Worldwide, Inc.		349
8	Werner Enterprises, Inc.		195
27	Wesco Aircraft Holdings, Inc. ●		429
			4,996
	Utilities - 5.8%
29	AES (The) Corp. ●		358
9	AGL Resources, Inc.		347
8	Alliant Energy Corp.		374
12	American Water Works Co., Inc.		409
8	Atmos Energy Corp.		272
9	Avista Corp.		246
17	CenterPoint Energy, Inc.		337
19	CMS Energy Corp.		437
4	Consolidated Edison, Inc.		244
11	Great Plains Energy, Inc.		231
5	IDACORP, Inc.		212
5	Integrys Energy Group, Inc.		246
12	MDU Resources Group, Inc.		283
21	N.V. Energy, Inc.		345
19	Northeast Utilities		704
4	OGE Energy Corp.		221
17	Pepco Holdings, Inc.		329
7	Pinnacle West Capital Corp.		358
13	PNM Resources, Inc.		238
12	Portland General Electric Co.		310
14	PPL Corp.		373
9	SCANA Corp.		407
18	TECO Energy, Inc.		325
10	UGI Corp.		286
7	Vectren Corp.		200
9	Xcel Energy, Inc.		246
			8,338
	Total common stocks
	(cost $131,699)		$143,446

	Total long-term investments
	(cost $131,699)		$143,446

SHORT-TERM INVESTMENTS - 1.2%
Repurchase Agreements - 0.8%

	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $333, collateralized by U.S. Treasury Note 0.63%, 2012, value of $339)
$333	0.19%, 04/30/2012		$333
	RBC Capital Markets TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $337, collateralized by U.S. Treasury Note 0.88% - 2.00%, 2017 - 2022, value of $343)
337	0.13%, 04/30/2012		337
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $361, collateralized by U.S. Treasury Note 2.63%, 2018, value of $368)
361	0.16%, 04/30/2012		361
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $190, collateralized by U.S. Treasury Note 0.88% - 1.25%, 2017 - 2019, value of $194)
190	0.18%, 04/30/2012		190
			1,221
U.S. Treasury Bills - 0.4%

470	0.06%, 05/03/2012 ○□		$470

	Total short-term investments
	(cost $1,691)		$1,691

	Total investments
	(cost $133,390) ▲	100.7%	$145,137
	Other assets and liabilities	(0.7)%	(1,062)
	Total net assets	100.0%	$144,075

 The accompanying notes are an integral part of these financial statements.

9

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments - (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $134,164 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,174
Unrealized Depreciation	(5,201)
Net Unrealized Appreciation	$10,973

●	Non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2012 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Future	6	Long	06/15/2012	$489	$478	$11
S&P 400 E-Mini Future	8	Long	06/15/2012	792	770	22
						$33
* The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors Index

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small/Mid Cap Equity Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$143,446	$143,446	$–	$–
Short-Term Investments	1,691	–	1,691	–
Total	$145,137	$143,446	$1,691	$–
Futures *	33	33	–	–
Total	$33	$33	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small/Mid Cap Equity Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $133,390)	$145,137
Cash	—
Receivables:
Fund shares sold	70
Dividends and interest	68
Variation margin	6
Other assets	60
Total assets	145,341
Liabilities:
Payables:
Fund shares redeemed	1,201
Investment management fees	18
Administrative fees	—
Distribution fees	4
Variation margin	18
Accrued expenses	25
Total liabilities	1,266
Net assets	$144,075
Summary of Net Assets:
Capital stock and paid-in-capital	$145,489
Undistributed net investment income	232
Accumulated net realized loss	(13,426)
Unrealized appreciation of investments	11,780
Net assets	$144,075

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.10/$11.75
Shares outstanding	4,050
Net assets	$44,960
Class B: Net asset value per share	$10.61
Shares outstanding	451
Net assets	$4,782
Class C: Net asset value per share	$10.53
Shares outstanding	961
Net assets	$10,120
Class R3: Net asset value per share	$11.37
Shares outstanding	12
Net assets	$142
Class R4: Net asset value per share	$11.36
Shares outstanding	11
Net assets	$125
Class R5: Net asset value per share	$11.37
Shares outstanding	11
Net assets	$125
Class Y: Net asset value per share	$11.37
Shares outstanding	7,372
Net assets	$83,821

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small/Mid Cap Equity Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,285
Interest	1
Less: Foreign tax withheld	—
Total investment income	1,286

Expenses:
Investment management fees	544
Administrative services fees	—
Transfer agent fees	85
Distribution fees
Class A	56
Class B	24
Class C	50
Class R3	—
Class R4	—
Custodian fees	15
Accounting services fees	10
Registration and filing fees	50
Board of Directors' fees	2
Audit fees	6
Other expenses	13
Total expenses (before waivers)	855
Expense waivers	(45)
Transfer agent fee waivers	(4)
Total waivers	(49)
Total expenses, net	806
Net Investment Income	480
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	5,388
Net realized gain on futures	779
Net Realized Gain on Investments and Other Financial Instruments	6,167
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	7,390
Net unrealized depreciation of futures	(102)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	7,288
Net Gain on Investments and Other Financial Instruments	13,455
Net Increase in Net Assets Resulting from Operations	$13,935

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small/Mid Cap Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$480	$460
Net realized gain on investments and other financial instruments	6,167	15,160
Net unrealized appreciation (depreciation) of investments and other financial instruments	7,288	(4,675)
Net Increase In Net Assets Resulting From Operations	13,935	10,945
Distributions to Shareholders:
From net investment income
Class A	—	(137)
Class R4	—	—
Class R5	(1)	—
Class Y	(287)	(318)
Total distributions	(288)	(455)
Capital Share Transactions:
Class A	(3,951)	(4,900)
Class B	(474)	(1,020)
Class C	(506)	(1,038)
Class R3	17	100
Class R4	—	100
Class R5	—	100
Class Y	(12,306)	39,763
Net increase (decrease) from capital share transactions	(17,220)	33,105
Net Increase (Decrease) In Net Assets	(3,573)	43,595
Net Assets:
Beginning of period	147,648	104,053
End of period	$144,075	$147,648
Undistributed (distribution in excess of) net investment income (loss)	$232	$40

The accompanying notes are an integral part of these financial statements.

14

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Small/Mid Cap Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

15

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market

16

conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These

17

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or

18

are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2012.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$6	$—	$—	$6
Total	$—	$—	$—	$6	$—	$—	$6

Liabilities:
Variation margin payable *	$—	$—	$—	$18	$—	$—	$18
Total	$—	$—	$—	$18	$—	$—	$18

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $33 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$779	$—	$—	$779
Total	$—	$—	$—	$779	$—	$—	$779

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(102)	$—	$—	$(102)
Total	$—	$—	$—	$(102)	$—	$—	$(102)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related

19

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$455	$—

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$40
Accumulated Capital Losses *	(18,684)
Unrealized Appreciation †	3,583
Total Accumulated Deficit	$(15,061)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

20

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(142)
Accumulated Net Realized Gain (Loss)	142

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$1,348
2017	17,336
Total	$18,684

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2011, the Fund utilized $15,258 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the

21

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $2 billion	0.65%
On next $2 billion	0.64%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.50%	1.20%	0.90%	0.85%

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $38 and contingent deferred sales charges of $3 from the Fund.

22

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $2.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)	Payment from Affiliate – On April 20, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.13%	25.00%
Class B	0.13	23.67
Class C	0.13	23.77
Class Y	0.13	23.35

23

The Hartford Small/Mid Cap Equity Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

8.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	88,235
Sales Proceeds for U.S. Government Obligations	102,920

9.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	11	92%
Class R4	11	100
Class R5	11	100

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	321	—	(691)	—	(370)	995	13	(1,503)	—	(495)
Amount	$3,386	$—	$(7,337)	$—	$(3,951)	$10,339	$132	$(15,371)	$—	$(4,900)
Class B
Shares	12	—	(58)	—	(46)	25	—	(128)	—	(103)
Amount	$115	$—	$(589)	$—	$(474)	$264	$—	$(1,284)	$—	$(1,020)
Class C
Shares	81	—	(129)	—	(48)	193	—	(302)	—	(109)
Amount	$807	$—	$(1,313)	$—	$(506)	$1,951	$—	$(2,989)	$—	$(1,038)
Class R3
Shares	1	—	—	—	1	11	—	—	—	11
Amount	$17	$—	$—	$—	$17	$100	$—	$—	$—	$100
Class R4
Shares	—	—	—	—	—	11	—	—	—	11
Amount	$—	$—	$—	$—	$—	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	11	—	—	—	11
Amount	$—	$—	$—	$—	$—	$100	$—	$—	$—	$100
ClassY
Shares	434	28	(1,597)	—	(1,135)	4,452	30	(405)	—	4,077
Amount	$4,604	$287	$(17,197)	$—	$(12,306)	$43,952	$318	$(4,507)	$—	$39,763
Total
Shares	849	28	(2,475)	—	(1,598)	5,698	43	(2,338)	—	3,403
Amount	$8,929	$287	$(26,436)	$—	$(17,220)	$56,806	$450	$(24,151)	$—	$33,105

24

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	11	$120
For the Year Ended October 31, 2011	16	$168

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

25

The Hartford Small/Mid Cap Equity Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (D)
A	$10.10	$0.02	$–	$0.98	$1.00	$–	$–	$–	$–	$1.00	$11.10
B	9.69	(0.01)	–	0.93	0.92	–	–	–	–	0.92	10.61
C	9.62	(0.01)	–	0.92	0.91	–	–	–	–	0.91	10.53
R3	10.35	0.01	–	1.01	1.02	–	–	–	–	1.02	11.37
R4	10.36	0.03	–	1.00	1.03	(0.03)	–	–	(0.03)	1.00	11.36
R5	10.36	0.05	–	1.00	1.05	(0.04)	–	–	(0.04)	1.01	11.37
Y	10.36	0.05	–	1.00	1.05	(0.04)	–	–	(0.04)	1.01	11.37

For the Year Ended October 31, 2011 (D)
A	9.37	0.03	–	0.73	0.76	(0.03)	–	–	(0.03)	0.73	10.10
B	9.04	(0.05)	–	0.70	0.65	–	–	–	–	0.65	9.69
C	8.97	(0.05)	–	0.70	0.65	–	–	–	–	0.65	9.62
R3(G)	9.13	–	–	1.22	1.22	–	–	–	–	1.22	10.35
R4(G)	9.13	–	–	1.23	1.23	–	–	–	–	1.23	10.36
R5(G)	9.13	–	–	1.23	1.23	–	–	–	–	1.23	10.36
Y	9.60	0.07	–	0.76	0.83	(0.07)	–	–	(0.07)	0.76	10.36

For the Year Ended October 31, 2010 (D)
A	7.49	0.02	–	1.86	1.88	–	–	–	–	1.88	9.37
B	7.27	(0.05)	–	1.82	1.77	–	–	–	–	1.77	9.04
C	7.21	(0.04)	–	1.80	1.76	–	–	–	–	1.76	8.97
Y	7.64	0.05	–	1.91	1.96	–	–	–	–	1.96	9.60

For the Year Ended October 31, 2009 (D)
A	6.04	–	–	1.45	1.45	–	–	–	–	1.45	7.49
B	5.89	(0.02)	–	1.40	1.38	–	–	–	–	1.38	7.27
C	5.86	(0.04)	–	1.39	1.35	–	–	–	–	1.35	7.21
Y	6.15	0.01	–	1.48	1.49	–	–	–	–	1.49	7.64

For the Year Ended October 31, 2008
A	12.73	–	–	(5.11)	(5.11)	–	(1.58)	–	(1.58)	(6.69)	6.04
B	12.50	(0.06)	–	(4.97)	(5.03)	–	(1.58)	–	(1.58)	(6.61)	5.89
C	12.46	(0.08)	–	(4.94)	(5.02)	–	(1.58)	–	(1.58)	(6.60)	5.86
Y	12.88	0.05	–	(5.20)	(5.15)	–	(1.58)	–	(1.58)	(6.73)	6.15

For the Year Ended October 31, 2007
A	11.28	(0.05)	–	1.98	1.93	–	(0.48)	–	(0.48)	1.45	12.73
B	11.14	(0.11)	–	1.95	1.84	–	(0.48)	–	(0.48)	1.36	12.50
C	11.13	(0.13)	–	1.94	1.81	–	(0.48)	–	(0.48)	1.33	12.46
Y	11.36	(0.57)	–	2.57	2.00	–	(0.48)	–	(0.48)	1.52	12.88

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on September 30, 2011.
(H)	During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

9.90	%(E)	$44,960	1.40	%(F)	1.30	%(F)	1.30	%(F)	0.47	%(F)	62%
9.49	(E)	4,782	2.35	(F)	2.05	(F)	2.05	(F)	(0.28	)(F)	–
9.46	(E)	10,120	2.16	(F)	2.05	(F)	2.05	(F)	(0.28	)(F)	–
9.86	(E)	142	1.59	(F)	1.50	(F)	1.50	(F)	0.26	(F)	–
9.95	(E)	125	1.28	(F)	1.20	(F)	1.20	(F)	0.57	(F)	–
10.12	(E)	125	0.98	(F)	0.90	(F)	0.90	(F)	0.87	(F)	–
10.14	(E)	83,821	0.88	(F)	0.85	(F)	0.85	(F)	0.93	(F)	–

8.09		44,655	1.36		1.30		1.30		0.27		202
7.19		4,821	2.31		2.05		2.05		(0.47)		–
7.25		9,702	2.13		2.05		2.05		(0.48)		–
13.36	(E)	113	1.61	(F)	1.50	(F)	1.50	(F)	(0.40	)(F)	–
13.47	(E)	113	1.31	(F)	1.20	(F)	1.20	(F)	(0.12	)(F)	–
13.47	(E)	114	1.01	(F)	0.90	(F)	0.90	(F)	0.17	(F)	–
8.61		88,130	0.87		0.85		0.85		0.68		–

25.10		46,068	1.45		1.31		1.31		0.19		399	(H)
24.35		5,420	2.39		2.06		2.06		(0.55)		–
24.41		10,025	2.22		2.06		2.06		(0.56)		–
25.65		42,540	0.89		0.87		0.87		0.65		–

24.01		25,208	1.76		1.21		1.21		0.03		172
23.43		3,396	2.89		1.59		1.59		(0.37)		–
23.04		5,778	2.59		1.88		1.88		(0.67)		–
24.23		2,061	1.01		0.95		0.95		0.18		–

(45.38)		21,304	1.50		1.35		1.35		0.05		292
(45.59)		2,584	2.56		1.82		1.82		(0.63)		–
(45.67)		3,002	2.39		1.99		1.99		(0.89)		–
(45.12)		136	0.98		0.95		0.95		0.67		–

17.76	(I)	22,074	1.60		1.37		1.37		(0.43)		186
17.15	(I)	4,509	2.55		1.96		1.96		(1.01)		–
16.89	(I)	4,772	2.40		2.12		2.12		(1.17)		–
18.28	(I)	115	1.11		1.03		1.03		(0.44)		–

27

The Hartford Small/Mid Cap Equity Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

28

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

29

The Hartford Small/Mid Cap Equity Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Small/Mid Cap Equity Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,099.00	$6.78	$1,000.00	$1,018.40	$6.52	1.30%	182	366
Class B	$1,000.00	$1,094.90	$10.68	$1,000.00	$1,014.67	$10.27	2.05	182	366
Class C	$1,000.00	$1,094.60	$10.68	$1,000.00	$1,014.67	$10.27	2.05	182	366
Class R3	$1,000.00	$1,098.60	$7.83	$1,000.00	$1,017.40	$7.53	1.50	182	366
Class R4	$1,000.00	$1,099.50	$6.26	$1,000.00	$1,018.90	$6.02	1.20	182	366
Class R5	$1,000.00	$1,101.20	$4.70	$1,000.00	$1,020.39	$4.52	0.90	182	366
Class Y	$1,000.00	$1,101.40	$4.44	$1,000.00	$1,020.64	$4.27	0.85	182	366

31

The Hartford Small/Mid Cap Equity Fund

Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors present, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Small/Mid Cap Equity Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with the proposed portfolio manager for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s quantitative capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including quantitative funds, with different objectives and guidelines. In addition, the Board considered that Wellington Management runs a consistent quantitative process that can be applied across different capitalization and equity style universes.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with the proposed portfolio manager, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio manager and investment professionals that would support the proposed portfolio manager.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

32

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio manager and investment professionals that would support the proposed portfolio manager, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio manager’s investment experience and experience of the investment professionals that would support the proposed portfolio manager and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add an additional breakpoint to the Fund’s contractual management fee schedule with HIFSCO that would result in a management fee reduction at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s

33

The Hartford Small/Mid Cap Equity Fund

Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

proposal to add an additional breakpoint to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered benefits to Wellington Management from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-SMC12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Strategic Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Strategic Income Fund inception 05/31/2007
(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 5/31/07 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Strategic Income A#	5.18%	6.53%	5.39%
Strategic Income A##		1.74%	4.41%
Strategic Income B#	4.67%	5.61%	4.54%
Strategic Income B##		0.61%	4.21%
Strategic Income C#	4.80%	5.64%	4.63%
Strategic Income C##		4.64%	4.63%
Strategic Income I#	5.31%	6.69%	5.69%
Strategic Income R3#	5.02%	6.49%	6.31%
Strategic Income R4#	5.17%	6.68%	6.35%
Strategic Income R5#	5.33%	6.87%	6.39%
Strategic Income Y#	5.26%	6.80%	6.38%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.64%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class Y shares commenced operations on 8/31/07. Accordingly, the "Since inception" performance shown for Class Y  is since that date. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 2, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Strategic Income Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill III	Joseph F. Marvan, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

As of April 2, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Strategic Income Fund returned 5.18%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 2.44% for the same period. The Fund also outperformed the 4.90% return of the average fund in the Lipper Multi-Sector Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the period (October 31, 2011 to April 2, 2012) that the Fund was sub-advised by Hartford Investment Management Company (Hartford Investment Management), the Fund outperformed the Barclays Capital U.S. Aggregate Bond Index due to its relatively aggressive asset allocation profile. In addition, the portfolio’s duration consistently exceeded that of the benchmark, providing a modest incremental performance benefit. Finally, the Fund reflected select components of Hartford Investment Management’s currency strategy – specifically, negative structural views of both the Euro and the Swiss Franc. The Fund maintained substantial overweight allocations to the High Yield, Bank Loan, and Emerging Market (EM) sectors, all of which generated strong performance during the period. These allocations were funded by underweight positions across the U.S. Treasury (UST), Agency, Mortgage-Backed Securities (MBS), and Investment Grade Corporate sectors.

On average, the portfolio maintained a risk posture that was slightly higher than in the fourth quarter of 2011. Given the rally in underlying risk assets and decline in volatility premiums, derivatives activity (both hedging and income strategies) was limited. Portfolio risk levels were managed primarily through deploying cash into MBS and EM positions, taking advantage of opportunities in the non-U.S. Dollar space, while actively managing cash and UST exposures.

On April 2, 2012, Wellington Management Company, LLP (Wellington) became sub-adviser of the Fund replacing Hartford Investment Management. Wellington has been positioning the Fund’s portfolio as described in the Outlook section below.

What is the outlook?

We believe that the U.S. economy is expanding at a moderate pace. We think that rates will stay low for an extended period and that a third round of quantitative easing (QE3) is unlikely in the near term.

As of the end of the period, we continue to be positioned with an underweight to the U.S. government sector, as we believe that there are more compelling opportunities in other sectors. We also have exposure to developed non-U.S. governments and Emerging Markets Sovereign Debt. Our duration exposure is diversified across sovereign governments; some of our largest exposures are in the U.S., Russia, Mexico, and Brazil.

We like high yield corporate bonds due to what we see as strong credit fundamentals and low default rate expectations. We favor an allocation to BB (credit rated) high yield due to attractive valuations. We believe that the high yield market remains on solid ground. We also hold a modest position in bank loans. Default rates within bank loans by principal amount and issuer count remain at historical lows. We think that challenging technicals, including recent retail outflows, have created opportunities through market dislocation and that current wide yield spreads offer an attractive entry point.

We also have a meaningful allocation to the Agency MBS sector due to attractive valuations. We believe that agency MBS will outperform UST over the long run in part by providing extra income. In addition, we believe supply and demand technicals still favor the MBS sector. We believe the U.S. Federal Reserve’s purchases of MBS as part of “Operation Twist” also support the sector by reducing supply. Lastly, the agency MBS sector continues to offer good liquidity given the size of the market and trading volumes that are second only to UST. We also have an opportunistic allocation to the Non-Agency Residential MBS (RMBS) sector. Based on current valuations and stable-to-improving fundamentals, we think that Non-Agency RMBS represents one of the more attractive sectors in the fixed income

3

The Hartford Strategic Income Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

universe, with potential loss-adjusted yields in the high single-to low double-digits. Finally, we have an exposure to the Commercial MBS (CMBS) market as we continue to believe that there is strong collateralization in senior CMBS tranches.

At the end of the period, we had active exposure in several currencies including the Japanese Yen, Euro, and the Mexican Peso.

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	3.0%
Aa / AA	4.1
A	5.6
Baa / BBB	12.6
Ba / BB	14.4
B	14.2
Caa / CCC or Lower	5.8
Unrated	2.9
U.S. Government Agencies and Securities	32.5
Non Debt Securities and Other Short-Term Instruments	24.9
Other Assets & Liabilities	(20.0)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.6%
Agriculture, Construction, Mining and Machinery	0.1
Agriculture, Forestry, Fishing and Hunting	0.3
Air Transportation	0.7
Apparel Manufacturing	0.2
Arts, Entertainment and Recreation	2.1
Beverage and Tobacco Product Manufacturing	0.1
Chemical Manufacturing	0.6
Computer and Electronic Product Manufacturing	0.6
Fabricated Metal Product Manufacturing	0.0
Finance and Insurance	7.8
Food Services	0.8
Health Care and Social Assistance	1.2
Information	5.4
Media	0.3
Mining	0.4
Motor Vehicle and Parts Manufacturing	2.1
Petroleum and Coal Products Manufacturing	1.1
Pipeline Transportation	0.9
Plastics and Rubber Products Manufacturing	0.2
Primary Metal Manufacturing	0.1
Printing and Related Support Activities	0.8
Professional, Scientific and Technical Services	1.5
Real Estate, Rental and Leasing	0.1
Retail Trade	2.0
Software	0.0
Truck Transportation	0.2
Utilities	1.2
Wholesale Trade	0.3
Total	32.7%
Equity Securities
Automobiles & Components	0.3
Energy	0.1
Food, Beverage & Tobacco	0.0
Total	0.4%
Foreign Government Obligations	29.9
U.S. Government Agencies	21.5
U.S. Government Securities	10.6
Short-Term Investments	24.9
Other Assets and Liabilities	(20.0)
Total	100.0%

4

The Hartford Strategic Income Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.3%
	Finance and Insurance - 2.3%
	Banc of America Commercial Mortgage, Inc.
$3,000	5.36%, 10/10/2045	$3,307
	BCAP LLC Trust
1,084	0.42%, 03/25/2037 Δ	642
	Citigroup/Deutsche Bank Commercial Mortgage Trust
1,000	5.32%, 12/11/2049	1,108
1,287	5.40%, 12/11/2049 ☼	731
	Credit-Based Asset Servicing and Securitization
58	0.51%, 05/25/2036 ■Δ	47
	IMPAC Commercial Mortgage Backed Trust
176	1.74%, 02/25/2036 Δ	124
	Indymac Index Mortgage Loan Trust
1,181	2.81%, 03/25/2036 Δ	628
	JP Morgan Chase Commercial Mortgage Securities Corp.
270	5.44%, 06/12/2047 Δ	303
	JP Morgan Mortgage Trust
530	5.03%, 09/25/2035 Δ	444
	Merrill Lynch Mortgage Investors Trust
1,655	0.50%, 03/25/2037 Δ	594
	Merrill Lynch/Countrywide Commercial Mortgage Trust
1,430	5.74%, 06/12/2050 Δ	1,546
	Option One Mortgage Loan Trust
216	0.49%, 03/25/2037 Δ	79
	Residential Funding Mortgage Securities, Inc.
1,204	6.00%, 07/25/2037	1,015
	Soundview Home Equity Loan Trust, Inc.
1,045	0.49%, 06/25/2036 Δ	454
	Wachovia Bank Commercial Mortgage Trust
500	5.74%, 06/15/2049 Δ	542
	Wells Fargo Alternative Loan Trust
404	6.25%, 11/25/2037	368
	Wells Fargo Mortgage Backed Securities Trust
300	5.19%, 10/25/2035 Δ	288
	WF-RBS Commercial Mortgage Trust
8,702	6.02%, 11/15/2044 ■►	1,089
		13,309

	Total asset & commercial mortgage backed securities
	(cost $13,055)	$13,309

CORPORATE BONDS - 20.8%
	Accommodation and Food Services - 1.6%
	MGM Mirage, Inc.
$135	10.38%, 05/15/2014	$154
3,511	11.13%, 11/15/2017	3,976
	MGM Resorts International
4,395	11.38%, 03/01/2018 ØΘ	5,236
		9,366
	Agriculture, Forestry, Fishing and Hunting - 0.3%
	American Rock Salt Co. LLC
60	8.25%, 05/01/2018 ■	53
	American Seafood Group LLC
1,858	10.75%, 05/15/2016 ■	1,681
		1,734
	Air Transportation - 0.3%
	United Air Lines, Inc.
1,590	9.88%, 08/01/2013 ■	1,662

	Arts, Entertainment and Recreation - 1.1%
	FireKeepers Development Authority
150	13.88%, 05/01/2015 ■	166
	Gray Television, Inc.
20	10.50%, 06/29/2015	21
	NAI Entertainment Holdings LLC
1,669	8.25%, 12/15/2017 ■	1,840
	National CineMedia LLC
75	6.00%, 04/15/2022 ■	76
	TL Acquisitions, Inc.
3,990	10.50%, 01/15/2015 ■	3,182
	UPC Germany GMBH
1,226	8.13%, 12/01/2017 ■	1,315
		6,600
	Beverage and Tobacco Product Manufacturing - 0.1%
	Constellation Brands, Inc.
740	6.00%, 05/01/2022	779

	Chemical Manufacturing - 0.5%
	Ferro Corp.
2,730	7.88%, 08/15/2018	2,798
	Ineos Group Holdings plc
80	8.50%, 02/15/2016 ■	78
		2,876
	Computer and Electronic Product Manufacturing - 0.4%
	Advanced Micro Devices, Inc.
1,850	8.13%, 12/15/2017	2,035

	Fabricated Metal Product Manufacturing - 0.0%
	Anixter International, Inc.
205	5.63%, 05/01/2019	210

	Finance and Insurance - 4.9%
	Allied Irish Banks plc
1,200	2.22%, 03/15/2013 Δ	1,130
	CIT Group, Inc.
3,240	5.25%, 03/15/2018	3,337
5,047	5.50%, 02/15/2019 ■	5,186
	Discover Financial Services, Inc.
910	10.25%, 07/15/2019	1,238
	Ford Motor Credit Co.
1,710	6.63%, 08/15/2017	1,965
	Ineos Finance plc
481	8.38%, 02/15/2019 ■	516
2,815	9.00%, 05/15/2015 ■	3,019
	Nationwide Mutual Insurance Co.
980	9.38%, 08/15/2039 ■	1,253
	Penson Worldwide, Inc.
1,938	12.50%, 05/15/2017 ■	727

The accompanying notes are an integral part of these financial statements.

5

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 20.8% - (continued)
	Finance and Insurance - 4.9% - (continued)
	Provident Funding Associates L.P.
$3,481	10.25%, 04/15/2017 ■	$3,542
	Rabobank Netherlands
1,254	11.00%, 06/30/2019 ■♠	1,593
	Santander Holdings USA
738	4.63%, 04/19/2016	735
	SLM Corp.
2,236	6.00%, 01/25/2017 ‡	2,275
1,895	6.25%, 01/25/2016	1,952
		28,468
	Food Services - 0.5%
	Landry's Restaurants, Inc.
2,797	11.63%, 12/01/2015	3,122

	Health Care and Social Assistance - 0.4%
	HCA, Inc.
2,280	7.50%, 11/15/2095	1,793
	Radiation Therapy Services, Inc.
311	8.88%, 01/15/2017 ■☼	308
		2,101
	Information - 3.6%
	Audatex North America, Inc.
605	6.75%, 06/15/2018 ■	634
	Intelsat Jackson Holdings S.A.
3,992	8.50%, 11/01/2019	4,401
	Level 3 Financing, Inc.
4,542	10.00%, 02/01/2018	4,973
	MTS International Funding Ltd.
4,500	8.63%, 06/22/2020 ■	5,169
	Sprint Nextel Corp.
1,879	7.00%, 03/01/2020 ■	1,917
2,026	9.00%, 11/15/2018 ■	2,231
	Trilogy International Partners LLC
1,767	10.25%, 08/15/2016 ■	1,555
		20,880
	Mining - 0.0%
	FMG Resources Pty Ltd.
265	6.00%, 04/01/2017 ■	270

	Motor Vehicle and Parts Manufacturing - 1.2%
	Chrysler Group
2,000	8.25%, 06/15/2021 ╦	2,070
	Ford Motor Co.
690	7.50%, 08/01/2026	783
640	9.22%, 09/15/2021	789
	TRW Automotive, Inc.
1,913	3.50%, 12/01/2015	3,305
		6,947
	Petroleum and Coal Products Manufacturing - 1.0%
	Alon Refining Krotz Springs, Inc.
1,755	13.50%, 10/15/2014	1,895
	Chesapeake Energy Corp.
1,252	6.78%, 03/15/2019	1,218
	Endeavour International
300	12.00%, 03/01/2018 ■	303
	Key Energy Services, Inc.
2,168	6.75%, 03/01/2021 ‡	2,233
	Lone Pine Resources, Inc.
130	10.38%, 02/15/2017 ■	133
		5,782
	Pipeline Transportation - 0.8%
	Chesapeake Midstream Partners
1,040	6.13%, 07/15/2022	1,001
	Dynegy Holdings, Inc.
5,536	0.00%, 06/01/2019 Ω	3,737
		4,738
	Primary Metal Manufacturing - 0.1%
	Aleris International, Inc.
811	7.63%, 02/15/2018	845

	Printing and Related Support Activities - 0.8%
	Harland Clarke Holdings Corp.
2,905	9.50%, 05/15/2015	2,629
	Sheridan (The) Group, Inc.
2,324	12.50%, 04/15/2014 ‡	1,963
		4,592
	Professional, Scientific and Technical Services - 0.9%
	Affinion Group, Inc.
4,253	11.50%, 10/15/2015	3,764
1,440	11.63%, 11/15/2015	1,217
		4,981
	Retail Trade - 1.0%
	Ahold Lease USA, Inc.
1,321	8.62%, 01/02/2025	1,595
	Automotores Gildemeister
4,100	8.25%, 05/24/2021 ■	4,330
		5,925
	Software - 0.0%
	Lawson Software
85	9.38%, 04/01/2019 ■	89

	Truck Transportation - 0.2%
	Swift Transportation Co., Inc.
1,282	12.50%, 05/15/2017 ■	1,365

	Utilities - 1.0%
	Ameren Corp.
3,770	8.88%, 05/15/2014	4,254
	Edison Mission Energy
2,958	7.00%, 05/15/2017	1,849
		6,103
	Wholesale Trade - 0.1%
	Everest Acquisition LLC
165	6.88%, 05/01/2019 ■	173
485	9.38%, 05/01/2020 ■	517
		690
	Total corporate bonds
	(cost $118,689)	$122,160

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 29.9%
		Argentina - 0.4%
		Argentina (Republic of)
	$3,134	8.28%, 12/31/2033 ☼	$2,155
			2,155
		Austria - 0.2%
		Austria (Republic of)
EUR	380	3.50%, 09/15/2021 ■	$541
EUR	550	4.65%, 01/15/2018	836
			1,377
		Belgium - 0.5%
		Belgium (Kingdom of)
EUR	430	3.75%, 09/28/2020	596
EUR	980	4.00%, 03/28/2017 - 03/28/2022	1,398
EUR	480	4.25%, 09/28/2014	679
			2,673
		Brazil - 2.2%
		Brazil (Republic of)
	1,250	5.63%, 01/07/2041	1,488
	3,000	5.88%, 01/15/2019	3,618
	2,450	8.25%, 01/20/2034 ☼	3,785
BRL	350	10.25%, 01/10/2028	217
	3,100	10.50%, 07/14/2014	3,773
BRL	250	12.50%, 01/05/2016	157
			13,038
		Chile - 0.0%
		Chile (Republic of)
CLP	57,000	5.50%, 08/05/2020	122

		Colombia - 1.0%
		Colombia (Republic of)
	1,600	7.38%, 09/18/2037	2,298
COP	140,000	9.85%, 06/28/2027	116
	1,930	11.75%, 02/25/2020 ☼	3,093
COP	299,000	12.00%, 10/22/2015	212
			5,719
		Croatia - 0.2%
		Croatia (Republic of)
	1,500	6.38%, 03/24/2021 §☼	1,470

		Denmark - 0.1%
		Denmark (Kingdom of)
DKK	2,950	4.00%, 11/15/2019	628

		Finland - 0.1%
		Finland (Government of)
EUR	350	3.38%, 04/15/2020	513

		France - 1.6%
		France (Government of)
EUR	1,390	3.00%, 07/12/2014 ‡	1,932
EUR	5,095	3.75%, 04/25/2017 - 04/25/2021 ‡	7,326
			9,258
		Hungary - 0.5%
		Hungary (Republic of)
	1,350	6.25%, 01/29/2020 ☼	1,296
HUF	214,650	6.75%, 02/24/2017	941
HUF	60,800	7.50%, 11/12/2020	270
	700	7.63%, 03/29/2041	664
			3,171
		Indonesia - 1.1%
		Indonesia (Republic of)
	2,910	6.88%, 01/17/2018 §☼	3,437
	2,100	7.75%, 01/17/2038 §	2,846
			6,283
		Ireland - 0.1%
		Ireland (Republic of)
EUR	600	4.50%, 10/18/2018 - 04/18/2020	701
			701
		Italy - 1.4%
		Italy (Republic of)
EUR	2,130	3.75%, 08/01/2021 ‡	2,505
EUR	1,520	4.25%, 08/01/2014 ‡	2,042
EUR	2,880	4.50%, 02/01/2018 ‡	3,747
			8,294
		Japan - 3.4%
		Japan (Government of)
JPY	701,150	0.40%, 09/20/2016 ‡	8,847
JPY	718,700	0.50%, 03/20/2016 ‡	9,108
JPY	171,000	1.30%, 12/20/2018	2,260
			20,215
		Malaysia - 0.8%
		Malaysia (Republic of)
MYR	5,170	5.09%, 04/30/2014	1,774
		Malaysia Government Bond
MYR	1,970	4.26%, 09/15/2016	677
MYR	5,815	4.38%, 11/29/2019	2,036
			4,487
		Mexico - 3.5%
		Mexican Bonos De Desarrollo
MXN	16,986	6.50%, 06/10/2021	1,336
MXN	8,000	7.25%, 12/15/2016	665
		United Mexican States
	2,500	4.75%, 03/08/2044 ‡	2,570
	5,750	5.63%, 01/15/2017 ‡	6,713
	2,270	7.50%, 04/08/2033 ☼	3,246
MXN	16,972	7.75%, 12/14/2017	1,450
MXN	26,924	9.50%, 12/18/2014	2,304
MXN	19,971	10.00%, 12/05/2024	2,012
			20,296
		Netherlands - 0.4%
		Netherlands (Kingdom of)
EUR	810	3.25%, 07/15/2015 - 07/15/2021	1,167
EUR	630	4.00%, 07/15/2018	952
			2,119
		Norway - 0.0%
		Norway (Kingdom of)
NOK	1,100	3.75%, 05/25/2021	218

		Panama - 0.5%
		Panama (Republic of)
	875	7.25%, 03/15/2015	1,015
	1,310	8.88%, 09/30/2027 ☼	2,054
			3,069
		Peru - 0.7%
		Peru (Republic of)
	1,750	8.75%, 11/21/2033 ‡	2,804
	900	9.88%, 02/06/2015	1,104

The accompanying notes are an integral part of these financial statements.

7

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 29.9% - (continued)
		Peru - 0.7% - (continued)
		Peru Bono Soberano
PEN	950	7.84%, 08/12/2020 ☼	$425
			4,333
		Philippines - 1.5%
		Philippines (Republic of)
PHP	6,000	4.95%, 01/15/2021	146
	1,000	6.38%, 01/15/2032	1,225
	4,585	10.63%, 03/16/2025 ☼	7,451
			8,822
		Poland - 0.9%
		Poland (Republic of)
PLN	6,720	4.71%, 01/25/2014 ○	1,969
		Poland Government Bond
PLN	6,090	5.25%, 10/25/2017 - 10/25/2020	1,935
PLN	3,530	5.75%, 10/25/2021	1,147
			5,051
		Russia - 1.9%
		Russian Federation
	2,600	3.63%, 04/29/2015 §☼	2,711
	2,600	5.00%, 04/29/2020 §	2,811
	2,616	7.50%, 03/31/2030 §	3,136
	1,500	12.75%, 06/24/2028 §	2,716
			11,374
		Singapore - 0.1%
		Singapore (Republic of)
SGD	490	3.75%, 09/01/2016	453

		South Africa - 1.1%
		South Africa (Republic of)
	2,100	6.88%, 05/27/2019 ☼	2,570
ZAR	2,325	7.00%, 02/28/2031	255
ZAR	14,580	8.00%, 12/21/2018	1,944
ZAR	5,655	8.25%, 09/15/2017	768
ZAR	6,935	10.50%, 12/21/2026	1,066
			6,603
		Spain - 0.8%
		Spain (Kingdom of)
EUR	1,025	3.30%, 10/31/2014	1,350
EUR	1,500	3.80%, 01/31/2017	1,899
EUR	1,000	5.50%, 04/30/2021	1,301
			4,550
		Sweden - 0.2%
		Sweden (Kingdom of)
SEK	6,235	3.75%, 08/12/2017 ☼	1,036

		Switzerland - 0.1%
		Switzerland (Republic of)
CHF	270	3.00%, 01/08/2018	343

		Turkey - 2.5%
		Turkey (Republic of)
	3,630	5.13%, 03/25/2022 ☼	3,697
	2,750	6.00%, 01/14/2041 ‡	2,798
	2,500	7.25%, 03/15/2015 ‡	2,783
	2,250	7.50%, 07/14/2017 ‡	2,635
TRY	3,455	9.58%, 05/15/2013 ○	1,788
TRY	1,860	10.68%, 01/15/2020	1,137
			14,838
		Ukraine - 0.3%
		Ukraine (Government of)
	1,750	6.25%, 06/17/2016 §	1,610

		United Kingdom - 0.2%
		United Kingdom (Government of)
GBP	710	2.00%, 01/22/2016	1,201

		Venezuela - 1.6%
		Venezuela (Republic of)
	3,950	7.00%, 12/01/2018 §	3,397
	3,000	11.95%, 08/05/2031 §	2,992
	2,680	12.75%, 08/23/2022 §	2,888
			9,277
		Total foreign government obligations
		(cost $174,155)	$175,297

SENIOR FLOATING RATE INTERESTS ♦ - 9.6%
		Agriculture, Construction, Mining and Machinery - 0.1%
		Veyance Technologies, Inc. Delayed Draw Term Loan
	$62	2.74%, 07/31/2014	$60
		Veyance Technologies, Inc. Initial Term Loan
	434	2.74%, 07/31/2014	419
			479
		Air Transportation - 0.4%
		Delta Air Lines, Inc., Term Loan
	1,000	5.50%, 04/20/2017 ◊	1,001
		Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
	1,574	4.24%, 11/29/2013	1,550
			2,551
		Apparel Manufacturing - 0.2%
		J. Crew Group, Inc.
	1,000	4.75%, 02/24/2017 ◊	990

		Arts, Entertainment and Recreation - 1.0%
		Caesar's Entertainment Operating Co., Inc.
	1,000	4.49%, 01/28/2018 ◊☼	877
	1,955	9.50%, 10/31/2016	2,007
		CCM Merger, Inc.
	1,162	6.01%, 03/01/2017 ☼	1,165
		Formula One Holdings
	930	6.01%, 04/19/2017 ☼	936
		Pittsburgh Gaming Holdings L.P.
	995	12.00%, 06/30/2015	1,037
			6,022

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 9.6% - (continued)
	Chemical Manufacturing - 0.1%
	Ineos Group, New Term Loan C-2
$103	8.00%, 12/16/2014	$107
	Ineos Holdings Ltd.
530	5.47%, 04/27/2018 ◊☼	532
		639
	Computer and Electronic Product Manufacturing - 0.2%
	Freescale Semiconductor, Inc.
1,500	4.49%, 12/01/2016 ☼	1,469

	Finance and Insurance - 0.6%
	Asurion Corp., Second Lien Term Loan
1,552	9.00%, 05/24/2019	1,574
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
322	8.75%, 12/17/2017	318
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
768	8.75%, 12/17/2017	759
	Nuveen Investments, Inc., Extended First Lien Term Loan
1,000	5.97%, 05/13/2017 ◊	1,000
		3,651
	Food Services - 0.3%
	Landry's Restaurants, Inc.
720	6.00%, 04/19/2018 ◊☼	720
	Wendy's International, Inc.
750	4.51%, 04/20/2019 ◊☼	754
		1,474
	Health Care and Social Assistance - 0.8%
	Axcan Pharma, Inc.
2,250	5.50%, 02/10/2017	2,228
	Catalent Pharma Solutions, Inc.
305	5.01%, 09/15/2017 ◊☼	305
	HCA, Inc., Tranche B-3 Term Loan
750	3.49%, 05/01/2018 ◊☼	737
	Health Management Associates, Inc.
750	4.50%, 11/16/2018	750
	Multiplan, Inc.
400	4.75%, 08/26/2017 ◊☼	399
		4,419
	Information - 1.8%
	CDW Corp.
1,000	4.00%, 07/15/2017 ◊☼	982
	Charter Communications Operating LLC
951	4.00%, 05/15/2019	947
	Emdeon, Inc.
250	5.00%, 11/02/2018 ◊☼	252
	First Data Corp.
123	5.24%, 03/24/2017	117
	First Data Corp., Extended 1st Lien Term Loan
1,000	4.24%, 03/23/2018	911
	Metro PCS Wireless, Inc., Term Loan B3
800	4.00%, 03/17/2018 ◊☼	791
	Northland Communications Corp.
1,968	7.75%, 12/30/2016	1,899
	Property Data U.S., Inc.
1,975	7.00%, 01/04/2017	1,847
	Sorenson Communications, Inc.
1,000	6.00%, 08/13/2016 ◊☼	973
	Syniverse Technologies, Inc.
920	4.51%, 04/20/2019 ◊☼	921
	WideOpenWest Finance LLC, Second Lien Term Loan
249	6.49%, 06/29/2015 Þ	246
	WideOpenWest Finance LLC, Term Loan B Add-On
718	6.74%, 06/28/2014	717
		10,603
	Media - 0.3%
	PRIMEDIA, Inc.
1,985	7.50%, 01/13/2018	1,763

	Mining - 0.4%
	American Gilsonite Co.
1,561	7.25%, 12/10/2015	1,530
	American Rock Salt Holdings LLC
551	5.50%, 04/25/2017 ◊☼	531
		2,061
	Motor Vehicle and Parts Manufacturing - 0.9%
	Allison Transmission, Inc.
1,000	2.74%, 08/07/2014 ◊☼	997
	General Motors Co.
3,975	0.38%, 10/27/2015 ◊☼	3,560
	SRAM LLC
746	4.78%, 06/07/2018 ◊☼	753
		5,310
	Petroleum and Coal Products Manufacturing - 0.1%
	Dynegy Midwest Generation LLC
129	9.25%, 08/05/2016	132
	Dynegy Power LLC
557	9.25%, 08/05/2016	583
		715
	Pipeline Transportation - 0.1%
	El Paso Corp.
520	6.27%, 04/10/2018 ◊☼	525

	Plastics and Rubber Products Manufacturing - 0.2%
	Goodyear Tire & Rubber Co.
900	4.25%, 03/21/2019 ◊☼	887
	Kranson Industries, Inc.
385	5.51%, 04/30/2018 ◊☼	381
		1,268
	Professional, Scientific and Technical Services - 0.6%
	Advantage Sales & Marketing, Inc., Second Lien Term Loan
1,430	9.25%, 06/18/2018	1,428
	Decision Resources, Inc.
1,975	7.75%, 12/28/2016	1,955
		3,383
	Real Estate, Rental and Leasing - 0.1%
	Delos Aircraft, Inc.
240	4.75%, 03/17/2016	241
	Realogy Corp.
188	3.24%, 10/05/2013	177
		418

The accompanying notes are an integral part of these financial statements.

9

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 9.6% - (continued)
	Retail Trade - 1.0%
	Easton-Bell Sports, Inc.
$3,636	11.50%, 12/31/2015 Þ	$3,599
	Freedom Group, Inc.
291	5.50%, 04/13/2019	293
	Schrader, Inc.
230	5.76%, 04/27/2018 ☼	227
200	9.47%, 04/27/2019 ☼	198
	Sports Authority, Inc.
834	7.50%, 11/16/2017	808
	Sprouts Farmers Market LLC
666	6.00%, 04/18/2018 ◊☼	659
		5,784
	Utilities - 0.2%
	Energy Transfer Equity L.P.
1,000	3.75%, 05/08/2018	988
	TPF Generation Holdings LLC, Second Lien Term Loan
149	4.72%, 12/21/2014	144
		1,132
	Wholesale Trade - 0.2%
	HD Supply, Inc.
360	7.25%, 09/26/2017	361
	Reynolds Consumer Products, Inc.
1,000	6.50%, 02/09/2018	1,008
		1,369
	Total senior floating rate interests
	(cost $56,208)	$56,025

U.S. GOVERNMENT AGENCIES - 21.5%
	Federal Home Loan Mortgage Corporation - 3.2%
$3,000	3.50%, 05/15/2041 ☼	$3,109
9,036	4.99%, 08/25/2018 ►	952
6,421	5.00%, 10/25/2020 ►	143
12,500	5.50%, 05/15/2039 ☼	13,611
2,081	5.50%, 08/25/2020 ►	183
3,146	10.05%, 05/15/2037 ►	507
		18,505
	Federal National Mortgage Association - 8.9%
13,312	3.00%, 02/01/2027 - 05/15/2027 ☼	13,892
5,637	3.50%, 05/15/2041 - 03/01/2042 ☼	5,855
4,800	4.00%, 05/15/2040 ☼	5,077
14,572	5.00%, 08/01/2037 - 05/15/2040 ☼	15,832
3,499	5.50%, 04/01/2038	3,853
6,600	6.00%, 05/15/2040 ☼	7,296
3,148	9.70%, 10/25/2036 ►	556
		52,361
	Government National Mortgage Association - 9.4%
2,000	3.50%, 05/15/2041 ☼	2,107
13,710	4.00%, 05/15/2040 - 10/20/2040 ☼	14,848
27,388	4.50%, 05/15/2040 - 06/20/2040 ☼	29,999
2,400	5.00%, 05/15/2039 ☼	2,659
5,100	6.00%, 05/15/2039 ☼	5,755
		55,368
	Total U.S. government agencies
	(cost $125,785)	$126,234

U.S. GOVERNMENT SECURITIES - 10.6%
U.S. Treasury Securities - 10.6%
	U.S. Treasury Bonds - 1.9%
$3,000	2.00%, 11/15/2021 ‡	$3,033
5,737	5.38%, 02/15/2031 ‡	8,012
		11,045
	U.S. Treasury Notes - 8.7%
14,625	0.38%, 04/15/2015 ‡	14,624
11,704	0.88%, 12/31/2016 ‡	11,773
1,560	1.00%, 08/31/2016 ‡	1,582
2,339	1.75%, 05/31/2016 ‡	2,446
4,384	2.00%, 04/30/2016 ‡	4,626
4,085	2.13%, 08/15/2021 ‡	4,190
10,105	2.25%, 07/31/2018 ‡	10,790
805	3.13%, 05/15/2021 ‡	897
		50,928
		61,973
	Total U.S. government securities
	(cost $59,865)	$61,973

COMMON STOCKS - 0.1%
	Energy - 0.1%
83,644	KCA Deutag ⌂●†	$393

	Total common stocks
	(cost $1,134)	$393

PREFERRED STOCKS - 0.3%
	Automobiles & Components - 0.3%
44	General Motors Co., 4.75% ۞	$1,720

	Total preferred stocks
	(cost $1,813)	$1,720

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
1	ASG Consolidated LLC ■	$56

	Total warrants
	(cost $13)	$56

	Total long-term investments
	(cost $550,717)	$557,167

SHORT-TERM INVESTMENTS - 24.9%
Repurchase Agreements - 24.5%
Bank of America Merrill Lynch TriParty
Joint Repurchase Agreement (maturing on
05/01/2012 in the amount of $35,612,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $36,324)
$35,612	0.20%, 04/30/2012	$35,612

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 24.9% - (continued)
Repurchase Agreements - 24.5% - (continued)
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $47,707, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $48,660)
$47,706	0.20%, 04/30/2012		$47,706
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $18,842, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $19,219)
18,842	0.21%, 04/30/2012		18,842
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $15,604, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88%
- 1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
	4.50%, 2025 - 2042, value of $15,916)
15,604	0.19%, 04/30/2012		15,604
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $18, collateralized by U.S. Treasury Note 0.75%, 2013, value of $19)
18	0.17%, 04/30/2012		18
UBS Securities, Inc. TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $25,614,
collateralized by FHLMC 4.00%, 2026 -
2042, FNMA 2.50% - 4.50%, 2022 - 2042,
	value of $26,126)
25,614	0.21%, 04/30/2012		25,614
			143,396
U.S. Treasury Bills - 0.4%
2,400	0.06%, 5/3/2012 □○		$2,400

	Total short-term investments
	(cost $145,796)		$145,796

	Total investments
	(cost $696,513) ▲	120.0%	$702,963
	Other assets and liabilities	(20.0)%	(117,065)
	Total net assets	100.0%	$585,898

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $697,629 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,790
Unrealized Depreciation	(6,456)
Net Unrealized Appreciation	$5,334

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value of these securities was $393, which represents 0.1% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $1,130 was received from broker as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.
Þ	This security may pay interest in additional principal instead of cash.
■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $46,616, which represents 8.0% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $30,014, which represents 5.1% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	83,644	KCA Deutag	$1,134

At April 30, 2012, the aggregate value of these securities was $393, which represents 0.1% of total net assets.

۞	Convertible security.
►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2012.
○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.
☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $122,090 at April 30, 2012.
◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2012.
Ω	Debt security in default due to bankruptcy.

The accompanying notes are an integral part of these financial statements.

12

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2012.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2012 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
Australian 10-Year Bond Future	4	Long	06/15/2012	$500	$482	$18
Australian 3-Year Bond Future	34	Long	06/15/2012	$3,847	$3,832	$15
Canadian Government 10-Year Bond Future	15	Long	06/20/2012	$2,005	$1,995	$10
Euro-BOBL Future	41	Long	06/07/2012	$6,800	$6,760	$40
Euro-BUND Future	7	Short	06/07/2012	$1,307	$1,303	$(4)
Euro-BUXL 30-Year Note Future	4	Long	06/07/2012	$683	$680	$3
Euro-Schatz Future	29	Long	06/07/2012	$4,246	$4,235	$11
Japan 10-Year Bond Future	12	Long	06/11/2012	$21,511	$21,314	$197
Long Gilt Future	11	Short	06/27/2012	$2,064	$2,063	$(1)
U.S. Treasury 10-Year Note Future	157	Long	06/20/2012	$20,768	$20,657	$111
U.S. Treasury 2-Year Note Future	167	Long	06/29/2012	$36,831	$36,802	$29
U.S. Treasury 30-Year Bond Future	44	Short	06/20/2012	$6,287	$6,115	$(172)
U.S. Treasury 5-Year Note Future	5	Long	06/29/2012	$619	$618	$1
U.S. Treasury CME Ultra Long Term Bond Future	20	Long	06/20/2012	$3,156	$3,152	$4
						$262

*	The number of contracts does not omit 000's.

Θ	At April 30, 2012, this security, or a portion of this security, is designated to cover written call options in the table below:
Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
ITRX.EUR.17.1-5	Credit	1.50%	05/16/2012	87,324,279	$520	$409	$(111)

*	The number of contracts does not omit 000's.

Ø	This security, or a portion of this security, collateralized the written put options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
ITRX.EUR.17.1-5	Credit	1.50%	05/16/2012	87,324,279	$188	$409	$221

*	The number of contracts does not omit 000's.

Shorts Outstanding at April 30, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA TBA, 4.50%	$10,700	05/15/2041	$11,456	$(82)
FNMA TBA, 5.50%	4,600	05/15/2039	5,030	(24)
GNMA TBA, 4.50%	1,200	05/15/2040	1,312	–
			$17,798	$(106)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts Outstanding at April 30, 2012

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.06-1	BCLY	$1,512	Buy	(0.18)%	07/25/45	$174	$167	$(7)
ABX.HE.PENAAA.06-2	BCLY	360	Buy	(0.11)%	05/25/46	96	97	1
ABX.HE.PENAAA.07-2	JPM	379	Sell	0.76%	01/25/38	(241)	(240)	1
CDX.NA.HY.18	CSI	8,925	Buy	(5.00)%	06/20/17	447	296	(151)
CDX.NA.IG.18.1	JPM	22,070	Sell	1.00%	06/20/17	63	51	(12)
CMBX.NA.A.3	MSC	1,150	Sell	3.50%	02/15/51	(789)	(790)	(1)
CMBX.NA.AA.1	UBS	1,150	Buy	(0.25)%	10/12/52	343	338	(5)
CMBX.NA.AA.4	MSC	1,940	Sell	1.65%	02/17/51	(1,221)	(1,210)	11
CMBX.NA.AAA.5	MSC	3,440	Sell	0.35%	02/15/51	(274)	(251)	23
CMBX.NA.AJ.2	JPM	2,300	Sell	1.09%	03/15/49	(567)	(546)	21
CMBX.NA.AJ.3	UBS	975	Sell	1.47%	12/13/49	(384)	(354)	30
CMBX.NA.AJ.4	MSC	1,420	Buy	(0.96)%	02/17/51	547	561	14
CMBX.NA.AJ.4	UBS	975	Buy	(0.96)%	02/17/51	398	385	(13)
CMBX.NA.AM.3	MSC	675	Buy	(0.50)%	12/13/49	134	118	(16)
CMBX.NA.AM.4	MSC	1,290	Buy	(0.50)%	02/17/51	290	255	(35)
ITRX.EUR.17	BOA	5,222	Buy	(1.00)%	06/20/17	119	101	(18)
ITRX.XOV.17	GSC	4,884	Sell	5.00%	06/20/17	(291)	(286)	5
ITRX.XOV.17	JPM	2,283	Sell	5.00%	06/20/17	(161)	(134)	27
LCDX.NA.18	DEUT	9,900	Sell	2.50%	06/20/17	(148)	(90)	58
LCDX.NA.18	GSC	1,980	Sell	2.50%	06/20/17	(30)	(18)	12
PrimeX.ARM.1	MSC	640	Sell	4.42%	06/25/36	18	21	3
PrimeX.ARM.2	MSC	1,906	Sell	4.58%	12/25/37	(139)	(129)	10
						$(1,616)	$(1,658)	$(42)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
AUD	BCLY	Buy	$2,077	$2,061	05/31/2012	$16
AUD	BCLY	Sell	296	294	05/31/2012	(2)
AUD	DEUT	Sell	57	57	05/31/2012	–
AUD	DEUT	Sell	59	59	05/31/2012	–
AUD	JPM	Sell	60	60	05/31/2012	–
AUD	MSC	Buy	337	333	05/31/2012	4
AUD	WEST	Sell	119	119	05/31/2012	–
BRL	BOA	Buy	52	53	05/03/2012	(1)
BRL	BOA	Sell	52	54	05/03/2012	2
BRL	RBC	Buy	52	53	05/03/2012	(1)
BRL	RBC	Sell	52	53	05/03/2012	1
BRL	RBC	Sell	52	53	06/04/2012	1
BRL	UBS	Buy	57	58	06/04/2012	(1)
BRL	UBS	Sell	5	5	06/04/2012	–
CAD	JPM	Sell	8	8	05/31/2012	–
CAD	RBC	Buy	3,215	3,205	05/31/2012	10
CAD	RBC	Sell	56	56	05/31/2012	–
CAD	RBC	Buy	61	61	05/31/2012	–
CHF	CSFB	Sell	110	109	05/31/2012	(1)
COP	BOA	Sell	55	55	05/31/2012	–
CZK	CSFB	Buy	23	23	05/31/2012	–
CZK	GSC	Buy	34	34	05/31/2012	–
CZK	GSC	Sell	236	235	05/31/2012	(1)

The accompanying notes are an integral part of these financial statements.

14

Foreign Currency Contracts Outstanding at April 30, 2012 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
CZK	UBS	Buy	$164	$164	05/31/2012	$–
DKK	CSFB	Buy	336	335	05/31/2012	1
EUR	BOA	Buy	324	324	05/31/2012	–
EUR	BOA	Sell	127	126	05/31/2012	(1)
EUR	CSFB	Sell	264	264	05/03/2012	–
EUR	DEUT	Buy	94	94	05/31/2012	–
EUR	DEUT	Sell	224	223	05/31/2012	(1)
EUR	DEUT	Buy	60	60	05/31/2012	–
EUR	JPM	Buy	17,574	17,513	05/31/2012	61
EUR	JPM	Sell	616	614	05/31/2012	(2)
EUR	MSC	Sell	119	119	05/31/2012	–
EUR	UBS	Buy	139	139	05/31/2012	–
EUR	UBS	Sell	206	206	05/31/2012	–
GBP	GSC	Buy	5,898	5,863	05/31/2012	35
GBP	GSC	Sell	57	57	05/31/2012	–
GBP	JPM	Sell	57	56	05/31/2012	(1)
HUF	CBK	Sell	57	54	05/31/2012	(3)
HUF	UBS	Buy	57	57	05/31/2012	–
INR	BCLY	Buy	160	162	05/31/2012	(2)
INR	SCB	Sell	114	113	05/31/2012	(1)
JPY	BCLY	Buy	31,047	30,566	05/31/2012	481
JPY	BCLY	Sell	204	201	05/31/2012	(3)
JPY	BOA	Buy	243	240	05/31/2012	3
JPY	BOA	Sell	155	153	05/31/2012	(2)
KRW	DEUT	Buy	414	411	05/31/2012	3
KRW	UBS	Buy	59	59	05/31/2012	–
MXN	BCLY	Buy	327	323	05/31/2012	4
MXN	GSC	Buy	727	721	05/31/2012	6
MXN	RBC	Buy	1,455	1,438	05/31/2012	17
MYR	JPM	Buy	59	58	05/31/2012	1
NOK	GSC	Buy	198	197	05/31/2012	1
NOK	MSC	Buy	594	592	05/31/2012	2
NZD	BCLY	Sell	114	113	05/31/2012	(1)
NZD	CSFB	Buy	84	84	05/31/2012	–
NZD	CSFB	Sell	57	57	05/31/2012	–
NZD	DEUT	Buy	57	57	05/31/2012	–
NZD	JPM	Buy	87	87	05/31/2012	–
NZD	RBC	Buy	57	57	05/31/2012	–
NZD	UBS	Sell	57	57	05/31/2012	–
PLN	CBK	Buy	376	372	05/31/2012	4
SEK	BCLY	Sell	465	466	05/31/2012	1
SEK	BCLY	Buy	466	467	05/02/2012	(1)
SEK	MSC	Buy	92	92	05/31/2012	–
SEK	MSC	Sell	700	698	05/31/2012	(2)
SEK	UBS	Buy	58	58	05/31/2012	–
SGD	JPM	Sell	125	124	05/31/2012	(1)
						$626

╪    See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays Capital, Inc.
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
DKK	Denmark Krone
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Phillipine Peso
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Index
CDX.NA.HY	Credit Derivatives North American High Yield Index
CDX.NA.IG	Credit Derivatives North American Investment Grade Index
CMBX.NA	Markit Commercial Mortgage Backed North American Index
ITRX.EUR	Markit iTraxx Index - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
LCDX.NA	Credit Derivatives North American Loan Index
PrimeX.ARM	Markit PrimeX Mortgage Backed Security Index

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

16

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$13,309	$–	$12,182	$1,127
Common Stocks ‡	393	–	–	393
Corporate Bonds	122,160	–	119,302	2,858
Foreign Government Obligations	175,297	1,336	173,961	–
Preferred Stocks	1,720	1,720	–	–
Senior Floating Rate Interests	56,025	–	56,025	–
U.S. Government Agencies	126,234	–	126,234	–
U.S. Government Securities	61,973	14,624	47,349	–
Warrants	56	56	–	–
Short-Term Investments	145,796	–	145,796	–
Total	$702,963	$17,736	$680,849	$4,378
Credit Default Swaps *	216	–	102	114
Foreign Currency Contracts *	654	–	654	–
Futures *	439	439	–	–
Written Options *	221	–	221	–
Total	$1,530	$439	$977	$114
Liabilities:
Securities Sold Short	$17,798	$–	$17,798	$–
Total	$17,798	$–	$17,798	$–
Credit Default Swaps *	258	–	181	77
Foreign Currency Contracts *	28	–	28	–
Futures *	177	177	–	–
Written Options *	111	–	111	–
Total	$574	$177	$320	$77

♦	For the six-month period ended April 30, 2012, investments valued at $5,984 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
	1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
	2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
	3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$505	$(297)		$299	†	$7	$1,142	$(529)	$—	$—	$1,127
Common Stocks	728	—		(335	)‡	—	—	—	—	—	393
Corporate Bonds	5,857	112		496	§	20	1,708	(7,043)	1,708	—	2,858
Total	$7,090	$(185)		$460		$27	$2,850	$(7,572)	$1,708	$—	$4,378
Swaps**	$—	$—	††	$114	‡‡	$—	$—	$—	$—	$—	$114
Total	$—	$—		$114		$—	$—	$—	$—	$—	$114

Liabilities:
Swaps**	$—	$—	††	$(77	)‡‡	$—	$—	$—	$—	$—	$(77)
Total	$—	$—		$(77)		$—	$—	$—	$—	$—	$(77)

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
	1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
	2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
	3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(17).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $(335).
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $61.
**	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
††	The realized gain (loss) earned for swaps during the period ended April 30, 2012 was $(27).
‡‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $37.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $696,513)	$702,963
Foreign currency on deposit with custodian (cost $116)	116
Unrealized appreciation on foreign currency contracts	654
Unrealized appreciation on swap contracts	216
Receivables:
Investment securities sold	41,788
Fund shares sold	2,778
Dividends and interest	6,425
Variation margin	50
Swap premiums paid	2,629
Other assets	97
Total assets	757,716
Liabilities:
Unrealized depreciation on foreign currency contracts	28
Unrealized depreciation on swap contracts	258
Bank overdraft	782
Securities sold short, at market value (proceeds $17,692)	17,798
Payables:
Investment securities purchased	144,410
Fund shares redeemed	2,026
Investment management fees	52
Administrative fees	—
Distribution fees	43
Collateral received from broker	1,130
Variation margin	19
Accrued expenses	55
Swap premiums received	4,245
Written options (proceeds $818)	708
Other liabilities	264
Total liabilities	171,818
Net assets	$585,898
Summary of Net Assets:
Capital stock and paid-in-capital	$568,433
Undistributed net investment income	1,220
Accumulated net realized gain	8,948
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	7,297
Net assets	$585,898

The accompanying notes are an integral part of these financial statements.

19

The Hartford Strategic Income Fund
Statement of Assets and Liabilities – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.41/$9.85
Shares outstanding	21,822
Net assets	$205,267
Class B: Net asset value per share	$9.40
Shares outstanding	1,421
Net assets	$13,362
Class C: Net asset value per share	$9.42
Shares outstanding	21,012
Net assets	$198,008
Class I: Net asset value per share	$9.43
Shares outstanding	9,914
Net assets	$93,529
Class R3: Net asset value per share	$9.41
Shares outstanding	12
Net assets	$113
Class R4: Net asset value per share	$9.41
Shares outstanding	11
Net assets	$107
Class R5: Net asset value per share	$9.41
Shares outstanding	11
Net assets	$107
Class Y: Net asset value per share	$9.40
Shares outstanding	8,018
Net assets	$75,405

The accompanying notes are an integral part of these financial statements.

20

The Hartford Strategic Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$103
Interest	14,228
Less: Foreign tax withheld	(1)
Total investment income	14,330

Expenses:
Investment management fees	1,394
Administrative services fees	—
Transfer agent fees	239
Distribution fees
Class A	247
Class B	66
Class C	949
Class R3	—
Class R4	—
Custodian fees	6
Accounting services fees	51
Registration and filing fees	73
Board of Directors' fees	6
Audit fees	6
Other expenses	36
Total expenses (before waivers and fees paid indirectly)	3,073
Expense waivers	(11)
Custodian fee offset	—
Total waivers and fees paid indirectly	(11)
Total expenses, net	3,062
Net Investment Income	11,268
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	12,537
Net realized loss on purchased options	(715)
Net realized gain on futures	1,591
Net realized gain on written options	521
Net realized loss on swap contracts	(601)
Net realized loss on foreign currency contracts	(1,086)
Net realized loss on other foreign currency transactions	(766)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	11,481
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,381
Net unrealized depreciation of purchased options	(239)
Net unrealized depreciation of securities sold short	(106)
Net unrealized depreciation of futures	(917)
Net unrealized depreciation of written options	(76)
Net unrealized depreciation of swap contracts	(308)
Net unrealized appreciation of foreign currency contracts	2,033
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(8)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	2,760
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	14,241
Net Increase in Net Assets Resulting from Operations	$25,509

The accompanying notes are an integral part of these financial statements.

21

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$11,268	$21,003
Net realized gain on investments, other financial instruments and foreign currency transactions	11,481	19,827
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,760	(21,379)
Net Increase In Net Assets Resulting From Operations	25,509	19,451
Distributions to Shareholders:
From net investment income
Class A	(4,921)	(9,829)
Class B	(282)	(634)
Class C	(4,056)	(6,904)
Class I	(2,144)	(2,961)
Class R3	(2)	—
Class R4	(3)	—
Class R5	(3)	—
Class Y	(698)	(717)
Total from net investment income	(12,109)	(21,045)
From net realized gain on investments
Class A	(574)	—
Class B	(40)	—
Class C	(558)	—
Class I	(234)	—
Class R3	—	—
Class R4	—	—
Class R5	(1)	—
Class Y	(16)	—
Total from net realized gain on investments	(1,423)	—
Total distributions	(13,532)	(21,045)
Capital Share Transactions:
Class A	9,379	(5,041)
Class B	(196)	(1,818)
Class C	10,446	28,237
Class I	21,294	10,544
Class R3	9	100
Class R4	4	100
Class R5	3	100
Class Y	67,608	(1,283)
Net increase from capital share transactions	108,547	30,939
Net Increase In Net Assets	120,524	29,345
Net Assets:
Beginning of period	465,374	436,029
End of period	$585,898	$465,374
Undistributed (distribution in excess of) net investment income (loss)	$1,220	$2,061

The accompanying notes are an integral part of these financial statements.

22

The Hartford Strategic Income Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.   Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Strategic Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.   Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

23

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

24

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

25

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. As of March 2012, dividends from net investment income are declared and paid monthly. Prior to March 2012, dividends were declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

26

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. In a TBA roll, the Fund generally purchases or sells the initial TBA commitment prior to the stipulated settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s

27

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

portfolio turnover rate. The Fund had open dollar roll transactions as of April 30, 2012, as disclosed on the Schedule of Investments, the Statement of Assets and Liabilities and the Statement of Operations.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2012.

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4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not

29

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of April 30, 2012. Transactions involving written options contracts for the Fund during the six-month period ended April 30, 2012, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2012:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	10,400,000	$937
Written	87,324,279	409
Expired	—	—
Closed	(10,400,000)	(937)
Exercised	—	—
End of Period	87,324,279	$409

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	25,446,243	$127
Written	112,187,978	1,070
Expired	(40,734,942)	(255)
Closed	(9,575,000)	(533)
Exercised	—	—
End of Period	87,324,279	$409

* The number of contracts does not omit 000's.

d)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess

30

of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2012.

31

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$654	$—	$—	$—	$—	$654
Unrealized appreciation on swap contracts	—	—	216	—	—	—	216
Variation margin receivable *	50	—	—	—	—	—	50
Total	$50	$654	$216	$—	$—	$—	$920

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$28	$—	$—	$—	$—	$28
Unrealized depreciation on swap contracts	—	—	258	—	—	—	258
Variation margin payable *	19	—	—	—	—	—	19
Written options, market value	—	—	708	—	—	—	708
Total	$19	$28	$966	$—	$—	$—	$1,013

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $262 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on investments in purchased options	$(875)	$818	$(658)	$—	$—	$—	$(715)
Net realized gain on futures	1,591	—	—	—	—	—	1,591
Net realized gain on written options	—	2	519	—	—	—	521
Net realized loss on swap contracts	—	—	(601)	—	—	—	(601)
Net realized loss on foreign currency contracts	—	(1,086)	—	—	—	—	(1,086)
Total	$716	$(266)	$(740)	$—	$—	$—	$(290)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$62	$(371)	$70	$—	$—	$—	$(239)
Net change in unrealized depreciation of futures	(917)	—	—	—	—	—	(917)
Net change in unrealized appreciation (depreciation) of written options	—	(150)	74	—	—	—	(76)
Net change in unrealized depreciation of swap contracts	—	—	(308)	—	—	—	(308)
Net change in unrealized appreciation of foreign currency contracts	—	2,033	—	—	—	—	2,033
Total	$(855)	$1,512	$(164)	$—	$—	$—	$493

32

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

33

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$21,163	$21,940

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,271
Undistributed Long-Term Capital Gain	1,422
Unrealized Appreciation *	2,962
Total Accumulated Earnings	$5,655

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,505
Accumulated Net Realized Gain (Loss)	(1,505)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

34

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

During the year ended October 31, 2011, the Fund utilized $19,176 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective April 2, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to April 2, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through April 1, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

35

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

From November 1, 2011 through April 1, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.30%	1.00%	0.70%	0.65%

d)	Fees Paid Indirectly – The Fund’s custodian bank, State Street Bank and Trust Co., has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	0.98%
Class B	1.74
Class C	1.70
Class I	0.70
Class R3	1.29
Class R4	0.99
Class R5	0.69
Class Y	0.62

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended

36

April 30, 2012, HIFSCO received front-end load sales charges of $505 and contingent deferred sales charges of $33 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $18.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	11	92%
Class R4	11	100
Class R5	11	100
Class Y	12	0

37

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$638,879
Sales Proceeds Excluding U.S. Government Obligations	537,466
Cost of Purchases for U.S. Government Obligations	37,743
Sales Proceeds for U.S. Government Obligations	30,727

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,980	543	(3,504)	—	1,019	7,314	930	(8,811)	—	(567)
Amount	$36,825	$5,023	$(32,469)	$—	$9,379	$67,160	$8,543	$(80,744)	$—	$(5,041)
Class B
Shares	130	28	(179)	—	(21)	250	55	(503)	—	(198)
Amount	$1,201	$256	$(1,653)	$—	$(196)	$2,300	$503	$(4,621)	$—	$(1,818)
Class C
Shares	3,108	416	(2,394)	—	1,130	7,320	573	(4,855)	—	3,038
Amount	$28,830	$3,850	$(22,234)	$—	$10,446	$67,496	$5,275	$(44,534)	$—	$28,237
Class I
Shares	4,361	212	(2,287)	—	2,286	5,505	250	(4,643)	—	1,112
Amount	$40,569	$1,961	$(21,236)	$—	$21,294	$50,801	$2,298	$(42,555)	$—	$10,544
Class R3
Shares	1	—	—	—	1	11	—	—	—	11
Amount	$10	$2	$(3)	$—	$9	$100	$—	$—	$—	$100
Class R4
Shares	—	—	—	—	—	11	—	—	—	11
Amount	$—	$3	$—	$—	$4	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	11	—	—	—	11
Amount	$1	$3	$—	$—	$3	$100	$—	$—	$—	$100
Class Y
Shares	7,544	77	(352)	—	7,269	1,421	78	(1,648)	—	(149)
Amount	$70,158	$714	$(3,264)	$—	$67,608	$13,059	$717	$(15,059)	$—	$(1,283)
Total
Shares	19,124	1,276	(8,716)	—	11,684	21,843	1,886	(20,460)	—	3,269
Amount	$177,594	$11,812	$(80,859)	$—	$108,547	$201,116	$17,336	$(187,513)	$—	$30,939

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	37	$338
For the Year Ended October 31, 2011	119	$1,095

38

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

39

The Hartford Strategic Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$9.20	$0.21	$–	$0.26	$0.47	$(0.23)	$(0.03)	$–	$(0.26)	$0.21	$9.41
B	9.20	0.18	–	0.25	0.43	(0.20)	(0.03)	–	(0.23)	0.20	9.40
C	9.21	0.18	–	0.26	0.44	(0.20)	(0.03)	–	(0.23)	0.21	9.42
I	9.22	0.23	–	0.25	0.48	(0.24)	(0.03)	–	(0.27)	0.21	9.43
R3	9.20	0.20	–	0.26	0.46	(0.22)	(0.03)	–	(0.25)	0.21	9.41
R4	9.20	0.21	–	0.26	0.47	(0.23)	(0.03)	–	(0.26)	0.21	9.41
R5	9.20	0.23	–	0.25	0.48	(0.24)	(0.03)	–	(0.27)	0.21	9.41
Y	9.20	0.22	–	0.26	0.48	(0.25)	(0.03)	–	(0.28)	0.20	9.40

For the Year Ended October 31, 2011
A	9.22	0.48	–	(0.01)	0.47	(0.49)	–	–	(0.49)	(0.02)	9.20
B	9.21	0.41	–	–	0.41	(0.42)	–	–	(0.42)	(0.01)	9.20
C	9.23	0.42	–	(0.02)	0.40	(0.42)	–	–	(0.42)	(0.02)	9.21
I	9.24	0.51	–	(0.02)	0.49	(0.51)	–	–	(0.51)	(0.02)	9.22
R3(H)	9.10	0.04	–	0.08	0.12	(0.02)	–	–	(0.02)	0.10	9.20
R4(H)	9.10	0.04	–	0.09	0.13	(0.03)	–	–	(0.03)	0.10	9.20
R5(H)	9.10	0.04	–	0.09	0.13	(0.03)	–	–	(0.03)	0.10	9.20
Y	9.21	0.51	–	–	0.51	(0.52)	–	–	(0.52)	(0.01)	9.20

For the Year Ended October 31, 2010
A	8.69	0.56	–	0.51	1.07	(0.54)	–	–	(0.54)	0.53	9.22
B	8.69	0.49	–	0.50	0.99	(0.47)	–	–	(0.47)	0.52	9.21
C	8.70	0.49	–	0.52	1.01	(0.48)	–	–	(0.48)	0.53	9.23
I	8.71	0.58	–	0.51	1.09	(0.56)	–	–	(0.56)	0.53	9.24
Y	8.69	0.60	–	0.49	1.09	(0.57)	–	–	(0.57)	0.52	9.21

For the Year Ended October 31, 2009
A	7.35	0.53	–	1.33	1.86	(0.52)	–	–	(0.52)	1.34	8.69
B	7.35	0.46	–	1.33	1.79	(0.45)	–	–	(0.45)	1.34	8.69
C	7.36	0.47	–	1.33	1.80	(0.46)	–	–	(0.46)	1.34	8.70
I	7.37	0.54	–	1.34	1.88	(0.54)	–	–	(0.54)	1.34	8.71
Y	7.35	0.57	–	1.32	1.89	(0.55)	–	–	(0.55)	1.34	8.69

For the Year Ended October 31, 2008
A	9.75	0.65	–	(2.39)	(1.74)	(0.66)	–	–	(0.66)	(2.40)	7.35
B	9.75	0.58	–	(2.40)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	7.35
C	9.76	0.59	–	(2.40)	(1.81)	(0.59)	–	–	(0.59)	(2.40)	7.36
I	9.77	0.69	–	(2.41)	(1.72)	(0.68)	–	–	(0.68)	(2.40)	7.37
Y	9.76	0.69	–	(2.41)	(1.72)	(0.69)	–	–	(0.69)	(2.41)	7.35

From May 31, 2007 (date shares became available to the public), through October 31, 2007
A(I)	9.90	0.29	–	(0.14)	0.15	(0.30)	–	–	(0.30)	(0.15)	9.75
B(I)	9.90	0.26	–	(0.15)	0.11	(0.26)	–	–	(0.26)	(0.15)	9.75
C(I)	9.90	0.27	–	(0.15)	0.12	(0.26)	–	–	(0.26)	(0.14)	9.76
I(I)	9.90	0.31	–	(0.13)	0.18	(0.31)	–	–	(0.31)	(0.13)	9.77
Y(J)	9.57	0.12	–	0.19	0.31	(0.12)	–	–	(0.12)	0.19	9.76

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on September 30, 2011.
(I)	Shares became available to the public on May 31, 2007.
(J)	Commenced operations on August 31, 2007.

40

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

5.18	%(F)	$205,267	0.98	%(G)	0.98	%(G)	0.98	%(G)	4.65	%(G)	103%
4.67	(F)	13,362	1.78	(G)	1.74	(G)	1.74	(G)	3.88	(G)	–
4.80	(F)	198,008	1.70	(G)	1.70	(G)	1.70	(G)	3.95	(G)	–
5.31	(F)	93,529	0.71	(G)	0.70	(G)	0.70	(G)	4.96	(G)	–
5.02	(F)	113	1.32	(G)	1.29	(G)	1.29	(G)	4.34	(G)	–
5.17	(F)	107	1.02	(G)	0.99	(G)	0.99	(G)	4.64	(G)	–
5.33	(F)	107	0.72	(G)	0.69	(G)	0.69	(G)	4.94	(G)	–
5.26	(F)	75,405	0.62	(G)	0.62	(G)	0.62	(G)	4.88	(G)	–

5.20		191,353	0.98		0.98		0.98		5.27		156
4.51		13,259	1.78		1.75		1.75		4.52		–
4.43		183,209	1.71		1.71		1.71		4.50		–
5.47		70,365	0.71		0.71		0.71		5.47		–
1.34	(F)	101	1.33	(G)	1.30	(G)	1.30	(G)	5.14	(G)	–
1.37	(F)	101	1.03	(G)	1.00	(G)	1.00	(G)	5.43	(G)	–
1.40	(F)	101	0.73	(G)	0.70	(G)	0.70	(G)	5.72	(G)	–
5.69		6,885	0.63		0.63		0.63		5.50		–

12.74		196,945	0.97		0.97		0.97		6.26		158
11.72		15,110	1.77		1.77		1.77		5.48		–
11.89		155,499	1.70		1.70		1.70		5.53		–
12.98		60,203	0.71		0.71		0.71		6.53		–
12.99		8,272	0.62		0.62		0.62		6.70		–

26.24		146,738	1.00		1.00		1.00		6.70		164
25.20		14,397	1.83		1.83		1.83		5.87		–
25.30		120,513	1.74		1.74		1.74		5.98		–
26.48		45,664	0.75		0.75		0.75		7.00		–
26.69		15,036	0.65		0.65		0.65		7.22		–

(19.02)		79,242	0.97		0.61		0.61		7.14		132
(19.66)		6,308	1.81		1.45		1.45		6.33		–
(19.62)		67,863	1.75		1.38		1.38		6.40		–
(18.77)		24,508	0.75		0.38		0.38		7.37		–
(18.85)		36,751	0.67		0.30		0.30		7.49		–

1.53	(F)	42,949	1.01	(G)	0.46	(G)	0.46	(G)	7.15	(G)	40
1.21	(F)	2,644	1.80	(G)	1.25	(G)	1.25	(G)	6.42	(G)	–
1.31	(F)	17,275	1.81	(G)	1.26	(G)	1.26	(G)	6.47	(G)	–
1.84	(F)	11,212	0.82	(G)	0.27	(G)	0.27	(G)	7.49	(G)	–
3.28	(F)	10,631	0.80	(G)	0.25	(G)	0.25	(G)	7.73	(G)	–

41

The Hartford Strategic Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

42

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

43

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

The Hartford Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,051.80	$5.00	$1,000.00	$1,019.99	$4.92	0.98%	182	366
Class B	$1,000.00	$1,046.70	$8.86	$1,000.00	$1,016.20	$8.73	1.74	182	366
Class C	$1,000.00	$1,048.00	$8.64	$1,000.00	$1,016.43	$8.51	1.70	182	366
Class I	$1,000.00	$1,053.10	$3.58	$1,000.00	$1,021.38	$3.52	0.70	182	366
Class R3	$1,000.00	$1,050.20	$6.59	$1,000.00	$1,018.44	$6.48	1.29	182	366
Class R4	$1,000.00	$1,051.70	$5.06	$1,000.00	$1,019.93	$4.98	0.99	182	366
Class R5	$1,000.00	$1,053.30	$3.53	$1,000.00	$1,021.42	$3.48	0.69	182	366
Class Y	$1,000.00	$1,052.60	$3.16	$1,000.00	$1,021.79	$3.11	0.62	182	366

45

The Hartford Strategic Income Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on February 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Strategic Income Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on April 2, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Contracts Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehend sive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Contracts Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team.

46

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Contracts Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Contracts Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add an additional breakpoint to the Fund’s contractual management fee schedule with HIFSCO that would result in a management fee reduction at certain asset levels. The Board also considered that HIFSCO proposed a change to the contractual annual renewable expense limitations to lower the level of the expense limitation for each class of the Fund. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

47

The Hartford Strategic Income Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add an additional breakpoint to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

48

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-SI12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Target Retirement 2010 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Target Retirement 2010 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2010 Fund inception 09/30/2005
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Target Retirement 2010 A#	7.24%	1.75%	3.37%	4.38%
Target Retirement 2010 A##		-3.85%	2.21%	3.48%
Target Retirement 2010 R3#	7.18%	1.56%	3.14%	4.23%
Target Retirement 2010 R4#	7.31%	1.82%	3.47%	4.49%
Target Retirement 2010 R5#	7.36%	1.87%	3.57%	4.60%
Target Retirement 2010 Y#	7.36%	1.96%	3.61%	4.62%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.37%	5.90%
S&P 500 Index	12.76%	4.73%	1.00%	4.14%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2010 Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Rick A. Wurster, CFA, CMT and Stephen A. Gorman, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2010 Fund returned 7.24%, before sales charges, for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44% respectively, while the average return for the Lipper Mixed-Asset Target 2010 Funds category, a group of funds with investment strategies similar to those of the Fund, was 5.35%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 55% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the period, the structural allocation impact was negative, driven by diversification into international equities. Negative structural allocation measures were partially offset by diversification beyond intermediate bonds and into high yield credit, which outperformed the Barclays Capital U.S. Aggregate Bond Index.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying

3

The Hartford Target Retirement 2010 Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

funds the Fund should invest in. We expect this process to cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments
as of April 30, 2012
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	1.9%
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	9.9
The Hartford Capital Appreciation Fund, Class Y	0.4
The Hartford Capital Appreciation II Fund, Class Y	0.7
The Hartford Disciplined Equity Fund, Class Y	2.2
The Hartford Dividend and Growth Fund, Class Y	5.4
The Hartford Equity Income Fund, Class Y	10.2
The Hartford Floating Rate Fund, Class Y	3.1
The Hartford Fundamental Growth Fund, Class Y	1.6
The Hartford Global Research Fund, Class Y	2.7
The Hartford Growth Fund, Class Y	1.3
The Hartford Growth Opportunities Fund, Class Y	0.7
The Hartford High Yield Fund, Class Y	0.1
The Hartford Inflation Plus Fund, Class Y	10.0
The Hartford International Opportunities Fund, Class Y	2.6
The Hartford International Small Company Fund, Class Y	1.7
The Hartford International Value Fund, Class Y	1.0
The Hartford MidCap Fund, Class Y	0.5
The Hartford MidCap Value Fund, Class Y	3.4
The Hartford Short Duration Fund, Class Y	9.8
The Hartford Small Company Fund, Class Y	1.0
The Hartford Small/Mid Cap Equity Fund, Class Y	0.8
The Hartford SmallCap Growth Fund, Class Y	3.6
The Hartford Strategic Income Fund, Class Y	5.6
The Hartford Total Return Bond Fund, Class Y	14.9
The Hartford Value Fund, Class Y	4.5
The Hartford Value Opportunities Fund, Class Y	0.3
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2010 Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 98.0%
EQUITY FUNDS - 54.5%
420	The Hartford Alternative Strategies Fund, Class Y	$4,745
5	The Hartford Capital Appreciation Fund, Class Y	174
23	The Hartford Capital Appreciation II Fund, Class Y●	341
71	The Hartford Disciplined Equity Fund, Class Y	1,048
125	The Hartford Dividend and Growth Fund, Class Y	2,596
336	The Hartford Equity Income Fund, Class Y	4,922
65	The Hartford Fundamental Growth Fund, Class Y	790
138	The Hartford Global Research Fund, Class Y	1,305
32	The Hartford Growth Fund, Class Y●	643
11	The Hartford Growth Opportunities Fund, Class Y●	330
85	The Hartford International Opportunities Fund, Class Y	1,269
61	The Hartford International Small Company Fund, Class Y	798
39	The Hartford International Value Fund, Class Y	459
10	The Hartford MidCap Fund, Class Y	232
128	The Hartford MidCap Value Fund, Class Y	1,660
22	The Hartford Small Company Fund, Class Y	483
34	The Hartford Small/Mid Cap Equity Fund, Class Y	387
48	The Hartford SmallCap Growth Fund, Class Y●	1,743
177	The Hartford Value Fund, Class Y	2,174
11	The Hartford Value Opportunities Fund, Class Y	153
		26,252
	Total equity funds
	(cost $23,594)	$26,252

FIXED INCOME FUNDS - 43.5%
167	The Hartford Floating Rate Fund, Class Y	$1,478
6	The Hartford High Yield Fund, Class Y	41
390	The Hartford Inflation Plus Fund, Class Y	4,815
476	The Hartford Short Duration Fund, Class Y	4,708
285	The Hartford Strategic Income Fund, Class Y	2,680
653	The Hartford Total Return Bond Fund, Class Y	7,198
		20,920
	Total fixed income funds
	(cost $20,440)	$20,920

	Total investments in affiliated investment companies
	(cost $44,034)	$47,172

EXCHANGE TRADED FUNDS - 1.9%
32	Powershares DB Commodity Index Tracking Fund ●	$907

	Total exchange traded funds
	(cost $729)	$907

	Total long-term investments
	(cost $44,763)	$48,079

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
5	State Street Bank Money Market Fund	$5

	Total short-term investments
	(cost $5)	$5

Total investments
(cost $44,768) ▲	99.9%	$48,084
Other assets and liabilities	0.1%	67
Total net assets	100.0%	$48,151

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $45,089 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,346
Unrealized Depreciation	(351)
Net Unrealized Appreciation	$2,995

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2010 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$47,172	$47,172	$–	$–
Exchange Traded Funds	907	907	–	–
Short-Term Investments	5	5	–	–
Total	$48,084	$48,084	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $734)	$912
Investments in underlying affiliated funds, at market value (cost $44,034)	47,172
Receivables:
Investment securities sold	21
Fund shares sold	35
Dividends and interest	37
Other assets	48
Total assets	48,225
Liabilities:
Bank overdraft	5
Payables:
Investment securities purchased	36
Fund shares redeemed	21
Investment management fees	1
Administrative fees	1
Distribution fees	3
Accrued expenses	7
Total liabilities	74
Net assets	$48,151
Summary of Net Assets:
Capital stock and paid-in-capital	$44,371
Undistributed net investment income	76
Accumulated net realized gain	388
Unrealized appreciation of investments	3,316
Net assets	$48,151

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.29/$10.89
Shares outstanding	862
Net assets	$8,866
Class R3: Net asset value per share	$10.23
Shares outstanding	1,616
Net assets	$16,533
Class R4: Net asset value per share	$10.29
Shares outstanding	1,950
Net assets	$20,061
Class R5: Net asset value per share	$10.30
Shares outstanding	245
Net assets	$2,520
Class Y: Net asset value per share	$10.29
Shares outstanding	17
Net assets	$171

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Dividends from underlying affiliated funds	465
Total investment income	468

Expenses:
Investment management fees	33
Administrative services fees	29
Transfer agent fees	5
Distribution fees
Class A	11
Class R3	37
Class R4	23
Custodian fees	—
Accounting services fees	3
Registration and filing fees	28
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	180
Expense waivers	(112)
Total waivers	(112)
Total expenses, net	68
Net Investment Income	400
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	306
Net realized gain on investments in underlying affiliated funds	1,027
Net realized gain on investments in securities	2
Net Realized Gain on Investments	1,335
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	1,375
Net unrealized appreciation of investments	21
Net Changes in Unrealized Appreciation of Investments	1,396
Net Gain on Investments	2,731
Net Increase in Net Assets Resulting from Operations	$3,131

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2010 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$400	$743
Net realized gain on investments	1,335	1,594
Net unrealized appreciation (depreciation) of investments	1,396	(1,077)
Net Increase In Net Assets Resulting From Operations	3,131	1,260
Distributions to Shareholders:
From net investment income
Class A	(197)	(154)
Class R3	(262)	(153)
Class R4	(403)	(229)
Class R5	(61)	(45)
Class Y	(4)	(3)
Total distributions	(927)	(584)
Capital Share Transactions:
Class A	19	(1,508)
Class R3	3,245	5,283
Class R4	1,952	6,690
Class R5	(146)	136
Class Y	4	3
Net increase from capital share transactions	5,074	10,604
Net Increase In Net Assets	7,278	11,280
Net Assets:
Beginning of period	40,873	29,593
End of period	$48,151	$40,873
Undistributed (distribution in excess of) net investment income (loss)	$76	$603

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

11

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$584	$442

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$603
Accumulated Capital Losses *	(626)
Unrealized Appreciation †	1,599
Total Accumulated Earnings	$1,576

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$108
Accumulated Net Realized Gain (Loss)	(108)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$626
Total	$626

During the year ended October 31, 2011, the Fund utilized $1,567 of prior year capital loss carryforwards.

13

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

14

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.15%	0.85%	0.80%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $2 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual

15

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	11	1%
Class R5	11	5
Class Y	17	100

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$15,863
Sales Proceeds Excluding U.S. Government Obligations	11,016

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	127	21	(145)	—	3	217	16	(389)	—	(156)
Amount	$1,245	$196	$(1,422)	$—	$19	$2,142	$153	$(3,803)	$—	$(1,508)
Class R3
Shares	837	27	(534)	—	330	879	16	(360)	—	535
Amount	$8,360	$261	$(5,376)	$—	$3,245	$8,656	$153	$(3,526)	$—	$5,283
Class R4
Shares	272	42	(117)	—	197	1,343	24	(673)	—	694
Amount	$2,711	$403	$(1,162)	$—	$1,952	$13,147	$229	$(6,686)	$—	$6,690
Class R5
Shares	26	6	(46)	—	(14)	87	5	(79)	—	13
Amount	$255	$61	$(462)	$—	$(146)	$856	$45	$(765)	$—	$136
Class Y
Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$4	$—	$—	$4	$—	$3	$—	$—	$3
Total
Shares	1,262	97	(842)	—	517	2,526	61	(1,501)	—	1,086
Amount	$12,571	$925	$(8,422)	$—	$5,074	$24,801	$583	$(14,780)	$—	$10,604

16

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

17

The Hartford Target Retirement 2010 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$9.81	$0.09	$–	$0.60	$0.69	$(0.21)	$–	$–	$(0.21)	$0.48	$10.29
R3	9.75	0.08	–	0.61	0.69	(0.21)	–	–	(0.21)	0.48	10.23
R4	9.82	0.10	–	0.60	0.70	(0.23)	–	–	(0.23)	0.47	10.29
R5	9.83	0.10	–	0.61	0.71	(0.24)	–	–	(0.24)	0.47	10.30
Y	9.82	0.10	–	0.60	0.70	(0.23)	–	–	(0.23)	0.47	10.29

For the Year Ended October 31, 2011 (E)
A	9.59	0.19	–	0.20	0.39	(0.17)	–	–	(0.17)	0.22	9.81
R3	9.55	0.17	–	0.20	0.37	(0.17)	–	–	(0.17)	0.20	9.75
R4	9.60	0.19	–	0.22	0.41	(0.19)	–	–	(0.19)	0.22	9.82
R5	9.61	0.21	–	0.20	0.41	(0.19)	–	–	(0.19)	0.22	9.83
Y	9.60	0.21	–	0.20	0.41	(0.19)	–	–	(0.19)	0.22	9.82

For the Year Ended October 31, 2010 (E)
A	8.50	0.17	–	1.09	1.26	(0.17)	–	–	(0.17)	1.09	9.59
R3	8.48	0.14	–	1.10	1.24	(0.17)	–	–	(0.17)	1.07	9.55
R4	8.51	0.18	–	1.09	1.27	(0.18)	–	–	(0.18)	1.09	9.60
R5	8.51	0.19	–	1.10	1.29	(0.19)	–	–	(0.19)	1.10	9.61
Y	8.50	0.19	–	1.10	1.29	(0.19)	–	–	(0.19)	1.10	9.60

For the Year Ended October 31, 2009 (E)
A(H)	7.24	0.22	–	1.15	1.37	(0.11)	–	–	(0.11)	1.26	8.50
R3	7.23	0.18	–	1.18	1.36	(0.11)	–	–	(0.11)	1.25	8.48
R4	7.23	0.22	–	1.17	1.39	(0.11)	–	–	(0.11)	1.28	8.51
R5	7.24	0.22	–	1.16	1.38	(0.11)	–	–	(0.11)	1.27	8.51
Y	7.23	0.23	–	1.15	1.38	(0.11)	–	–	(0.11)	1.27	8.50

For the Year Ended October 31, 2008
A	10.66	0.30	–	(3.10)	(2.80)	(0.41)	(0.21)	–	(0.62)	(3.42)	7.24
R3	10.66	0.26	–	(3.11)	(2.85)	(0.37)	(0.21)	–	(0.58)	(3.43)	7.23
R4	10.66	0.36	–	(3.17)	(2.81)	(0.41)	(0.21)	–	(0.62)	(3.43)	7.23
R5	10.67	0.37	–	(3.16)	(2.79)	(0.43)	(0.21)	–	(0.64)	(3.43)	7.24
Y	10.66	0.33	–	(3.11)	(2.78)	(0.44)	(0.21)	–	(0.65)	(3.43)	7.23

For the Year Ended October 31, 2007
A	9.65	0.28	–	1.01	1.29	(0.28)	–	–	(0.28)	1.01	10.66
R3(I)	9.76	0.14	–	0.89	1.03	(0.13)	–	–	(0.13)	0.90	10.66
R4(I)	9.76	0.16	–	0.89	1.05	(0.15)	–	–	(0.15)	0.90	10.66
R5(I)	9.76	0.19	–	0.89	1.08	(0.17)	–	–	(0.17)	0.91	10.67
Y	9.65	0.32	–	0.99	1.31	(0.30)	–	–	(0.30)	1.01	10.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Classes B and C were merged into Class A on July 24, 2009.
(I)	Commenced operations on December 22, 2006.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

7.24	%(F)	$8,866	0.70	%(G)	0.33	%(G)	0.33	%(G)	1.88	%(G)	25%
7.18	(F)	16,533	1.04	(G)	0.48	(G)	0.48	(G)	1.55	(G)	–
7.31	(F)	20,061	0.74	(G)	0.18	(G)	0.18	(G)	1.95	(G)	–
7.36	(F)	2,520	0.44	(G)	0.13	(G)	0.13	(G)	2.05	(G)	–
7.36	(F)	171	0.34	(G)	0.13	(G)	0.13	(G)	2.03	(G)	–

4.09		8,424	0.74		0.33		0.33		1.96		51
3.93		12,539	1.08		0.48		0.48		1.71		–
4.26		17,209	0.77		0.18		0.18		1.96		–
4.30		2,541	0.48		0.13		0.13		2.11		–
4.31		160	0.37		0.13		0.13		2.15		–

15.02		9,738	0.79		0.27		0.27		1.86		49
14.87		7,168	1.14		0.42		0.42		1.66		–
15.16		10,173	0.85		0.12		0.12		2.02		–
15.33		2,361	0.55		0.07		0.07		2.09		–
15.34		153	0.45		0.07		0.07		2.07		–

19.29		9,342	0.95		0.24		0.24		3.00		31
19.24		1,578	1.25		0.39		0.39		2.37		–
19.58		9,020	1.03		0.09		0.09		3.00		–
19.48		2,051	0.73		0.04		0.04		2.99		–
19.56		133	0.65		0.04		0.04		3.12		–

(27.74)		6,520	1.02		0.42		0.42		2.87		68
(28.14)		8	1.47		0.87		0.87		2.70		–
(27.84)		4,823	1.04		0.45		0.45		1.67		–
(27.64)		1,131	0.71		0.11		0.11		1.86		–
(27.60)		111	0.76		0.16		0.16		3.40		–

13.55		7,547	1.81		0.50		0.50		2.46		56
10.56	(F)	11	2.32	(G)	0.90	(G)	0.90	(G)	1.62	(G)	–
10.88	(F)	442	1.97	(G)	0.60	(G)	0.60	(G)	2.03	(G)	–
11.15	(F)	11	1.72	(G)	0.30	(G)	0.30	(G)	2.23	(G)	–
13.83		153	1.54		0.20		0.20		3.21		–

19

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2010 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,072.40	$1.70	$1,000.00	$1,023.22	$1.66	0.33%	182	366
Class R3	$1,000.00	$1,071.80	$2.47	$1,000.00	$1,022.48	$2.42	0.48	182	366
Class R4	$1,000.00	$1,073.10	$0.93	$1,000.00	$1,023.97	$0.91	0.18	182	366
Class R5	$1,000.00	$1,073.60	$0.67	$1,000.00	$1,024.22	$0.65	0.13	182	366
Class Y	$1,000.00	$1,073.60	$0.67	$1,000.00	$1,024.22	$0.65	0.13	182	366

23

The Hartford Target Retirement 2010 Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Target Retirement 2010 Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including managing target date portfolios and constructing target date glidepaths.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team, as well as differences in Wellington Management’s investment process in constructing the Fund’s glidepath.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

24

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

25

The Hartford Target Retirement 2010 Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR1012 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Target Retirement 2015 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Target Retirement 2015 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2015 Fund inception 10/31/2008

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Target Retirement 2015 R3	7.68%	1.34%	12.83%
Target Retirement 2015 R4	7.84%	1.66%	13.16%
Target Retirement 2015 R5	7.89%	1.64%	13.22%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	8.31%
S&P 500 Index	12.76%	4.73%	13.53%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2015 Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Rick A. Wurster, CFA, CMT and Stephen A. Gorman, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2015 Fund returned 7.68% for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target 2015 Funds category, a group of funds with investment strategies similar to those of the Fund, was 6.04%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 61% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the period, the structural allocation impact was negative, driven by diversification into international equities. Negative structural allocation measures were partially offset by diversification beyond intermediate bonds and into high yield credit, which outperformed the Barclays Capital U.S. Aggregate Bond Index.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved

3

The Hartford Target Retirement 2015 Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. We expect this process to cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments

as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	1.3%
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	9.0
The Hartford Capital Appreciation Fund, Class Y	0.2
The Hartford Capital Appreciation II Fund, Class Y	0.7
The Hartford Disciplined Equity Fund, Class Y	3.9
The Hartford Dividend and Growth Fund, Class Y	4.7
The Hartford Equity Income Fund, Class Y	8.0
The Hartford Floating Rate Fund, Class Y	1.8
The Hartford Fundamental Growth Fund, Class Y	3.9
The Hartford Global Research Fund, Class Y	5.0
The Hartford Growth Fund, Class Y	1.8
The Hartford Inflation Plus Fund, Class Y	6.6
The Hartford International Opportunities Fund, Class Y	0.8
The Hartford International Small Company Fund, Class Y	1.7
The Hartford International Value Fund, Class Y	2.6
The Hartford MidCap Fund, Class Y	0.5
The Hartford MidCap Value Fund, Class Y	1.5
The Hartford Short Duration Fund, Class Y	10.7
The Hartford Small Company Fund, Class Y	1.0
The Hartford Small/Mid Cap Equity Fund, Class Y	1.5
The Hartford SmallCap Growth Fund, Class Y	5.3
The Hartford Strategic Income Fund, Class Y	5.2
The Hartford Total Return Bond Fund, Class Y	13.2
The Hartford Value Fund, Class Y	8.7
The Hartford Value Opportunities Fund, Class Y	0.3
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2015 Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 98.6%
EQUITY FUNDS - 61.1%
397	The Hartford Alternative Strategies Fund, Class Y		$4,482
3	The Hartford Capital Appreciation Fund, Class Y		97
23	The Hartford Capital Appreciation II Fund, Class Y●		335
133	The Hartford Disciplined Equity Fund, Class Y		1,970
113	The Hartford Dividend and Growth Fund, Class Y		2,356
273	The Hartford Equity Income Fund, Class Y		4,000
162	The Hartford Fundamental Growth Fund, Class Y		1,967
266	The Hartford Global Research Fund, Class Y		2,518
45	The Hartford Growth Fund, Class Y●		901
28	The Hartford International Opportunities Fund, Class Y		421
63	The Hartford International Small Company Fund, Class Y		827
112	The Hartford International Value Fund, Class Y		1,314
12	The Hartford MidCap Fund, Class Y		268
57	The Hartford MidCap Value Fund, Class Y		738
23	The Hartford Small Company Fund, Class Y		516
64	The Hartford Small/Mid Cap Equity Fund, Class Y		731
73	The Hartford SmallCap Growth Fund, Class Y●		2,633
353	The Hartford Value Fund, Class Y		4,343
12	The Hartford Value Opportunities Fund, Class Y		169
			30,586
	Total equity funds
	(cost $27,660)		$30,586

FIXED INCOME FUNDS - 37.5%
100	The Hartford Floating Rate Fund, Class Y		$889
270	The Hartford Inflation Plus Fund, Class Y		3,328
543	The Hartford Short Duration Fund, Class Y		5,372
275	The Hartford Strategic Income Fund, Class Y		2,582
597	The Hartford Total Return Bond Fund, Class Y		6,590
			18,761
	Total fixed income funds
	(cost $18,423)		$18,761

	Total investments in affiliated investment companies
	(cost $46,083)		$49,347

EXCHANGE TRADED FUNDS - 1.3%
22	Powershares DB Commodity Index Tracking Fund ●		$637

	Total exchange traded funds
	(cost $542)		$637

	Total long-term investments
	(cost $46,625)		$49,984

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
4	State Street Bank Money Market Fund		$4

	Total short-term investments
	(cost $4)		$4

	Total investments
	(cost $46,629) ▲	99.9%	$49,988
	Other assets and liabilities	0.1%	46
	Total net assets	100.0%	$50,034

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $46,706 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,422
Unrealized Depreciation	(140)
Net Unrealized Appreciation	$3,282

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2015 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$49,347	$49,347	$–	$–
Exchange Traded Funds	637	637	–	–
Short-Term Investments	4	4	–	–
Total	$49,988	$49,988	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $546)	$641
Investments in underlying affiliated funds, at market value (cost $46,083)	49,347
Receivables:
Fund shares sold	30
Dividends and interest	32
Other assets	31
Total assets	50,081
Liabilities:
Bank overdraft	4
Payables:
Investment securities purchased	30
Fund shares redeemed	—
Investment management fees	1
Administrative fees	2
Distribution fees	3
Accrued expenses	7
Total liabilities	47
Net assets	$50,034
Summary of Net Assets:
Capital stock and paid-in-capital	$45,992
Undistributed net investment income	68
Accumulated net realized gain	615
Unrealized appreciation of investments	3,359
Net assets	$50,034

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.81
Shares outstanding	2,310
Net assets	$31,906
Class R4: Net asset value per share	$13.87
Shares outstanding	1,179
Net assets	$16,351
Class R5: Net asset value per share	$13.88
Shares outstanding	128
Net assets	$1,777

 The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2015 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited) (000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$438
Total investment income	438

Expenses:
Investment management fees	32
Administrative services fees	39
Transfer agent fees	—
Distribution fees
Class R3	71
Class R4	16
Custodian fees	—
Accounting services fees	3
Registration and filing fees	18
Board of Directors' fees	1
Audit fees	5
Other expenses	4
Total expenses (before waivers)	189
Expense waivers	(112)
Total waivers	(112)
Total expenses, net	77
Net Investment Income	361
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	270
Net realized gain on investments in underlying affiliated funds	422
Net Realized Gain on Investments	692
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	2,168
Net unrealized appreciation of investments	16
Net Changes in Unrealized Appreciation of Investments	2,184
Net Gain on Investments	2,876
Net Increase in Net Assets Resulting from Operations	$3,237

 The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$361	$593
Net realized gain on investments	692	1,048
Net unrealized appreciation (depreciation) of investments	2,184	(688)
Net Increase In Net Assets Resulting From Operations	3,237	953
Distributions to Shareholders:
From net investment income
Class R3	(479)	(210)
Class R4	(234)	(128)
Class R5	(37)	(21)
Total from net investment income	(750)	(359)
From net realized gain on investments
Class R3	(711)	(241)
Class R4	(290)	(140)
Class R5	(46)	(24)
Total from net realized gain on investments	(1,047)	(405)
Total distributions	(1,797)	(764)
Capital Share Transactions:
Class R3	4,013	12,552
Class R4	5,076	2,990
Class R5	(31)	237
Net increase from capital share transactions	9,058	15,779
Net Increase In Net Assets	10,498	15,968
Net Assets:
Beginning of period	39,536	23,568
End of period	$50,034	$39,536
Undistributed (distribution in excess of) net investment income (loss)	$68	$457

  The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
April 30, 2012 (Unaudited) (000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$427	$84
Long-Term Capital Gains ‡	337	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$467
Undistributed Long-Term Capital Gain	1,037
Unrealized Appreciation *	1,098
Total Accumulated Earnings	$2,602

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$70
Accumulated Net Realized Gain (Loss)	(70)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2015 Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.15%	0.85%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	1%
Class R5	103	80

15

The Hartford Target Retirement 2015 Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$15,220
Sales Proceeds Excluding U.S. Government Obligations	7,328

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	456	94	(247)	—	303	1,435	34	(537)	—	932
Amount	$6,126	$1,190	$(3,303)	$—	$4,013	$19,465	$451	$(7,364)	$—	$12,552
Class R4
Shares	431	41	(96)	—	376	587	20	(388)	—	219
Amount	$5,822	$524	$(1,270)	$—	$5,076	$7,988	$268	$(5,266)	$—	$2,990
Class R5
Shares	25	7	(33)	—	(1)	18	3	(4)	—	17
Amount	$340	$82	$(453)	$—	$(31)	$252	$45	$(60)	$—	$237
Total
Shares	912	142	(376)	—	678	2,040	57	(929)	—	1,168
Amount	$12,288	$1,796	$(5,026)	$—	$9,058	$27,705	$764	$(12,690)	$—	$15,779

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

16

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

17

The Hartford Target Retirement 2015 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
R3	$13.43	$0 .11	$–	$0.87	$0.98	$(0.24)	$(0.36)	$–	$(0.60)	$0.38	$13.81
R4	13.50	0.12	–	0.88	1.00	(0.27)	(0.36)	–	(0.63)	0.37	13.87
R5	13.51	0.13	–	0.88	1.01	(0.28)	(0.36)	–	(0.64)	0.37	13.88

For the Year Ended October 31, 2011 (E)
R3	13.29	0.21	–	0.31	0.52	(0.16)	(0.22)	–	(0.38)	0.14	13.43
R4	13.34	0.26	–	0.30	0.56	(0.18)	(0.22)	–	(0.40)	0.16	13.50
R5	13.35	0.27	–	0.29	0.56	(0.18)	(0.22)	–	(0.40)	0.16	13.51

For the Year Ended October 31, 2010
R3	11.69	0.14	–	1.62	1.76	(0.16)	–	–	(0.16)	1.60	13.29
R4	11.72	0.16	–	1.64	1.80	(0.18)	–	–	(0.18)	1.62	13.34
R5	11.72	0.24	–	1.57	1.81	(0.18)	–	–	(0.18)	1.63	13.35

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.21	–	1.59	1.80	(0.11)	–	–	(0.11)	1.69	11.69
R4	10.00	0.23	–	1.61	1.84	(0.12)	–	–	(0.12)	1.72	11.72
R5	10.00	0.26	–	1.58	1.84	(0.12)	–	–	(0.12)	1.72	11.72

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

7.68	%(F)	$31,906	0.99	%(G)	0.46	%(G)	0.46	%(G)	1.60	%(G)	17%
7.84	(F)	16,351	0.69	(G)	0.16	(G)	0.16	(G)	1.81	(G)	–
7.89	(F)	1,777	0.40	(G)	0.11	(G)	0.11	(G)	1.96	(G)	–

3.95		26,952	1.04		0.47		0.47		1.58		52
4.24		10,835	0.74		0.17		0.17		1.89		–
4.26		1,749	0.44		0.12		0.12		1.99		–

15.16		14,282	1.28		0.40		0.40		1.42		37
15.50		7,787	1.01		0.10		0.10		1.76		–
15.63		1,499	0.76		0.05		0.05		1.87		–

18.33		2,003	2.24		0.37		0.37		2.27		15
18.70		1,883	1.92		0.07		0.07		2.61		–
18.71		1,459	1.65		0.02		0.02		2.67		–

19

The Hartford Target Retirement 2015 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2015 Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2015 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,076.80	$2.38	$1,000.00	$1,022.58	$2.31	0.46%	182	366
Class R4	$1,000.00	$1,078.40	$0.83	$1,000.00	$1,024.07	$0.81	0.16	182	366
Class R5	$1,000.00	$1,078.90	$0.57	$1,000.00	$1,024.32	$0.55	0.11	182	366

23

The Hartford Target Retirement 2015 Fund

Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Target Retirement 2015 Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including managing target date portfolios and constructing target date glidepaths.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team, as well as differences in Wellington Management’s investment process in constructing the Fund’s glidepath.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

24

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

25

The Hartford Target Retirement 2015 Fund

Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR1512 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Target Retirement 2020 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Target Retirement 2020 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2020 Fund inception 09/30/2005
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Target Retirement 2020 A#	8.03%	0.12%	2.30%	4.13%
Target Retirement 2020 A##		-5.38%	1.15%	3.24%
Target Retirement 2020 R3#	8.01%	-0.04%	2.08%	3.97%
Target Retirement 2020 R4#	8.23%	0.30%	2.41%	4.24%
Target Retirement 2020 R5#	8.26%	0.44%	2.53%	4.36%
Target Retirement 2020 Y#	8.16%	0.34%	2.56%	4.39%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.37%	5.90%
S&P 500 Index	12.76%	4.73%	1.00%	4.14%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2020 Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Rick A. Wurster, CFA, CMT and Stephen A. Gorman, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2020 Fund returned 8.03%, before sales charges, for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target 2020 Funds category, a group of funds with investment strategies similar to those of the Fund, was 6.58%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 67% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the period, the structural allocation impact was negative, driven by diversification into international equities. Negative structural allocation measures were partially offset by diversification beyond intermediate bonds and into high yield credit, which outperformed the Barclays Capital U.S. Aggregate Bond Index.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying

3

The Hartford Target Retirement 2020 Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

funds the Fund should invest in. We expect this process to cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments

as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	1.8%
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	9.2
The Hartford Capital Appreciation Fund, Class Y	0.8
The Hartford Capital Appreciation II Fund, Class Y	0.7
The Hartford Disciplined Equity Fund, Class Y	3.0
The Hartford Dividend and Growth Fund, Class Y	8.2
The Hartford Equity Income Fund, Class Y	5.2
The Hartford Floating Rate Fund, Class Y	0.2
The Hartford Fundamental Growth Fund, Class Y	2.1
The Hartford Global Growth Fund, Class Y	0.2
The Hartford Global Research Fund, Class Y	4.2
The Hartford Growth Fund, Class Y	1.4
The Hartford Growth Opportunities Fund, Class Y	0.9
The Hartford Inflation Plus Fund, Class Y	5.0
The Hartford International Opportunities Fund, Class Y	0.5
The Hartford International Small Company Fund, Class Y	3.1
The Hartford International Value Fund, Class Y	2.8
The Hartford MidCap Fund, Class Y	3.7
The Hartford MidCap Value Fund, Class Y	1.8
The Hartford Short Duration Fund, Class Y	8.1
The Hartford Small Company Fund, Class Y	0.7
The Hartford Small/Mid Cap Equity Fund, Class Y	1.7
The Hartford SmallCap Growth Fund, Class Y	5.4
The Hartford Strategic Income Fund, Class Y	5.1
The Hartford Total Return Bond Fund, Class Y	13.1
The Hartford Value Fund, Class Y	10.1
The Hartford Value Opportunities Fund, Class Y	0.9
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2020 Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 98.1%
EQUITY FUNDS - 66.6%
1,283	The Hartford Alternative Strategies Fund, Class Y		$14,494
35	The Hartford Capital Appreciation Fund, Class Y		1,236
71	The Hartford Capital Appreciation II Fund, Class Y●		1,034
319	The Hartford Disciplined Equity Fund, Class Y		4,733
618	The Hartford Dividend and Growth Fund, Class Y		12,838
563	The Hartford Equity Income Fund, Class Y		8,249
269	The Hartford Fundamental Growth Fund, Class Y		3,268
16	The Hartford Global Growth Fund, Class Y●		259
695	The Hartford Global Research Fund, Class Y		6,581
114	The Hartford Growth Fund, Class Y●		2,267
47	The Hartford Growth Opportunities Fund, Class Y●		1,454
55	The Hartford International Opportunities Fund, Class Y		824
372	The Hartford International Small Company Fund, Class Y		4,886
371	The Hartford International Value Fund, Class Y		4,337
258	The Hartford MidCap Fund, Class Y		5,829
217	The Hartford MidCap Value Fund, Class Y		2,812
53	The Hartford Small Company Fund, Class Y		1,188
238	The Hartford Small/Mid Cap Equity Fund, Class Y		2,702
234	The Hartford SmallCap Growth Fund, Class Y●		8,461
1,290	The Hartford Value Fund, Class Y		15,878
95	The Hartford Value Opportunities Fund, Class Y		1,355
			104,685
	Total equity funds
	(cost $91,550)		$104,685

FIXED INCOME FUNDS - 31.5%
39	The Hartford Floating Rate Fund, Class Y		$350
641	The Hartford Inflation Plus Fund, Class Y		7,905
1,290	The Hartford Short Duration Fund, Class Y		12,775
854	The Hartford Strategic Income Fund, Class Y		8,031
1,864	The Hartford Total Return Bond Fund, Class Y		20,555
			49,616
	Total fixed income funds
	(cost $48,715)		$49,616

	Total investments in affiliated investment companies
	(cost $140,265)		$154,301

EXCHANGE TRADED FUNDS - 1.8%
101	Powershares DB Commodity Index Tracking Fund ●		$2,861

	Total exchange traded funds
	(cost $2,327)		$2,861

	Total long-term investments
	(cost $142,592)		$157,162

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
13	State Street Bank Money Market Fund		$13

	Total short-term investments
	(cost $13)		$13

	Total investments
	(cost $142,605) ▲	99.9%	$157,175
	Other assets and liabilities	0.1%	102
	Total net assets	100.0%	$157,277

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $143,220 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,880
Unrealized Depreciation	(925)
Net Unrealized Appreciation	$13,955

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2020 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$154,301	$154,301	$–	$–
Exchange Traded Funds	2,861	2,861	–	–
Short-Term Investments	13	13	–	–
Total	$157,175	$157,175	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,340)	$2,874
Investments in underlying affiliated funds, at market value (cost $140,265)	154,301
Receivables:
Investment securities sold	198
Fund shares sold	217
Dividends and interest	85
Other assets	60
Total assets	157,735
Liabilities:
Bank overdraft	13
Payables:
Investment securities purchased	215
Fund shares redeemed	203
Investment management fees	4
Administrative fees	4
Distribution fees	8
Accrued expenses	11
Total liabilities	458
Net assets	$157,277
Summary of Net Assets:
Capital stock and paid-in-capital	$143,504
Undistributed net investment income	202
Accumulated net realized loss	(999)
Unrealized appreciation of investments	14,570
Net assets	$157,277

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.03/$11.67
Shares outstanding	2,196
Net assets	$24,228
Class R3: Net asset value per share	$10.96
Shares outstanding	5,468
Net assets	$59,947
Class R4: Net asset value per share	$11.03
Shares outstanding	5,264
Net assets	$58,063
Class R5: Net asset value per share	$11.05
Shares outstanding	1,351
Net assets	$14,921
Class Y: Net asset value per share	$11.04
Shares outstanding	11
Net assets	$118

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$—
Dividends from underlying affiliated funds	1,351
Total investment income	1,351

Expenses:
Investment management fees	104
Administrative services fees	96
Transfer agent fees	15
Distribution fees
Class A	29
Class R3	128
Class R4	63
Custodian fees	—
Accounting services fees	8
Registration and filing fees	30
Board of Directors' fees	2
Audit fees	5
Other expenses	9
Total expenses (before waivers)	489
Expense waivers	(260)
Total waivers	(260)
Total expenses, net	229
Net Investment Income	1,122
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	1,287
Net realized gain on investments in underlying affiliated funds	987
Net Realized Gain on Investments	2,274
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	7,455
Net unrealized appreciation of investments	72
Net Changes in Unrealized Appreciation of Investments	7,527
Net Gain on Investments	9,801
Net Increase in Net Assets Resulting from Operations	$10,923

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,122	$1,740
Net realized gain on investments	2,274	1,094
Net unrealized appreciation of investments	7,527	17
Net Increase In Net Assets Resulting From Operations	10,923	2,851
Distributions to Shareholders:
From net investment income
Class A	(369)	(319)
Class R3	(739)	(366)
Class R4	(859)	(511)
Class R5	(244)	(185)
Class Y	(2)	(2)
Total distributions	(2,213)	(1,383)
Capital Share Transactions:
Class A	(23)	(1,605)
Class R3	11,643	21,015
Class R4	7,802	17,271
Class R5	643	1,398
Class Y	2	2
Net increase from capital share transactions	20,067	38,081
Net Increase In Net Assets	28,777	39,549
Net Assets:
Beginning of period	128,500	88,951
End of period	$157,277	$128,500
Undistributed (distribution in excess of) net investment income (loss)	$202	$1,293

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$1,383	$797

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,293
Accumulated Capital Losses *	(2,658)
Unrealized Appreciation †	6,428
Total Accumulated Earnings	$5,063

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$210
Accumulated Net Realized Gain (Loss)	(210)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$255
2017	2,027
2018	376
Total	$2,658

During the year ended October 31, 2011, the Fund utilized $1,259 of prior year capital loss carryforwards.

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

14

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $27 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $2.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	10	1%
Class Y	11	100

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$38,428
Sales Proceeds Excluding U.S. Government Obligations	18,170

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	212	36	(248)	—	—	598	31	(779)	—	(150)
Amount	$2,233	$368	$(2,624)	$—	$(23)	$6,348	$319	$(8,272)	$—	$(1,605)
Class R3
Shares	1,301	73	(274)	—	1,100	2,681	36	(716)	—	2,001
Amount	$13,768	$739	$(2,864)	$—	$11,643	$28,128	$366	$(7,479)	$—	$21,015
Class R4
Shares	1,093	85	(455)	—	723	2,152	49	(579)	—	1,622
Amount	$11,772	$859	$(4,829)	$—	$7,802	$22,706	$511	$(5,946)	$—	$17,271
Class R5
Shares	178	24	(140)	—	62	396	18	(282)	—	132
Amount	$1,897	$244	$(1,498)	$—	$643	$4,216	$185	$(3,003)	$—	$1,398
Class Y
Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$2	$—	$—	$2	$—	$2	$—	$—	$2
Total
Shares	2,784	219	(1,117)	—	1,886	5,827	134	(2,356)	—	3,605
Amount	$29,670	$2,212	$(11,815)	$—	$20,067	$61,398	$1,383	$(24,700)	$—	$38,081

16

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

17

The Hartford Target Retirement 2020 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$10.38	$0.09	$–	$0.73	$0.82	$(0.17)	$–	$–	$(0.17)	$0.65	$11.03
R3	10.31	0.08	–	0.73	0.81	(0.16)	–	–	(0.16)	0.65	10.96
R4	10.38	0.09	–	0.75	0.84	(0.19)	–	–	(0.19)	0.65	11.03
R5	10.40	0.10	–	0.74	0.84	(0.19)	–	–	(0.19)	0.65	11.05
Y	10.40	0.10	–	0.73	0.83	(0.19)	–	–	(0.19)	0.64	11.04

For the Year Ended October 31, 2011 (G)
A	10.12	0.16	–	0.24	0.40	(0.14)	–	–	(0.14)	0.26	10.38
R3	10.07	0.13	–	0.25	0.38	(0.14)	–	–	(0.14)	0.24	10.31
R4	10.12	0.17	–	0.24	0.41	(0.15)	–	–	(0.15)	0.26	10.38
R5	10.14	0.18	–	0.24	0.42	(0.16)	–	–	(0.16)	0.26	10.40
Y	10.13	0.18	–	0.25	0.43	(0.16)	–	–	(0.16)	0.27	10.40

For the Year Ended October 31, 2010 (G)
A	8.89	0.14	–	1.23	1.37	(0.14)	–	–	(0.14)	1.23	10.12
R3	8.87	0.11	–	1.23	1.34	(0.14)	–	–	(0.14)	1.20	10.07
R4	8.89	0.16	–	1.22	1.38	(0.15)	–	–	(0.15)	1.23	10.12
R5	8.90	0.17	–	1.22	1.39	(0.15)	–	–	(0.15)	1.24	10.14
Y	8.90	0.14	–	1.25	1.39	(0.16)	–	–	(0.16)	1.23	10.13

For the Year Ended October 31, 2009
A(H)	7.56	0.19	–	1.25	1.44	(0.11)	–	–	(0.11)	1.33	8.89
R3	7.55	0.17	–	1.25	1.42	(0.10)	–	–	(0.10)	1.32	8.87
R4	7.55	0.19	–	1.26	1.45	(0.11)	–	–	(0.11)	1.34	8.89
R5	7.56	0.20	–	1.25	1.45	(0.11)	–	–	(0.11)	1.34	8.90
Y	7.56	0.21	–	1.24	1.45	(0.11)	–	–	(0.11)	1.34	8.90

For the Year Ended October 31, 2008
A	11.68	0.26	–	(3.86)	(3.60)	(0.43)	(0.09)	–	(0.52)	(4.12)	7.56
R3	11.67	0.35	–	(3.99)	(3.64)	(0.39)	(0.09)	–	(0.48)	(4.12)	7.55
R4	11.67	0.37	–	(3.98)	(3.61)	(0.42)	(0.09)	–	(0.51)	(4.12)	7.55
R5	11.68	0.39	–	(3.97)	(3.58)	(0.45)	(0.09)	–	(0.54)	(4.12)	7.56
Y	11.68	0.29	–	(3.86)	(3.57)	(0.46)	(0.09)	–	(0.55)	(4.12)	7.56

For the Year Ended October 31, 2007
A	10.43	0.24	–	1.29	1.53	(0.24)	(0.04)	–	(0.28)	1.25	11.68
R3(I)	10.55	0.08	–	1.11	1.19	(0.07)	–	–	(0.07)	1.12	11.67
R4(I)	10.55	0.10	–	1.12	1.22	(0.10)	–	–	(0.10)	1.12	11.67
R5(I)	10.55	0.14	–	1.11	1.25	(0.12)	–	–	(0.12)	1.13	11.68
Y	10.43	0.30	–	1.25	1.55	(0.26)	(0.04)	–	(0.30)	1.25	11.68

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Classes B and C were merged into Class A on July 24, 2009.
(I)	Commenced operations on December 22, 2006.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

8.03	%(E)	$24,228	0.60	%(F)	0.35	%(F)	0.35	%(F)	1.67	%(F)	13%
8.01	(E)	59,947	0.93	(F)	0.50	(F)	0.50	(F)	1.40	(F)	–
8.23	(E)	58,063	0.63	(F)	0.20	(F)	0.20	(F)	1.77	(F)	–
8.26	(E)	14,921	0.33	(F)	0.15	(F)	0.15	(F)	1.83	(F)	–
8.16	(E)	118	0.23	(F)	0.15	(F)	0.15	(F)	1.86	(F)	–

3.91		22,785	0.63		0.35		0.35		1.50		38
3.75		45,045	0.95		0.50		0.50		1.26		–
4.07		47,150	0.64		0.20		0.20		1.58		–
4.09		13,411	0.34		0.15		0.15		1.67		–
4.22		109	0.24		0.15		0.15		1.69		–

15.54		23,735	0.65		0.29		0.29		1.54		28
15.30		23,842	0.98		0.44		0.44		1.30		–
15.68		29,544	0.68		0.14		0.14		1.67		–
15.82		11,725	0.38		0.09		0.09		1.76		–
15.72		105	0.27		0.07		0.07		1.55		–

19.38		18,297	0.75		0.25		0.25		2.52		20
19.19		1,151	1.19		0.40		0.40		1.57		–
19.53		17,503	0.81		0.10		0.10		2.48		–
19.59		9,213	0.51		0.05		0.05		2.63		–
19.63		10	0.42		0.05		0.05		2.69		–

(32.13)		13,495	0.77		0.48		0.48		2.30		51
(32.37)		70	1.21		0.91		0.91		1.00		–
(32.18)		8,281	0.83		0.55		0.55		1.12		–
(31.98)		6,165	0.53		0.23		0.23		0.96		–
(31.89)		9	0.46		0.17		0.17		2.74		–

14.95		17,710	1.25		0.51		0.51		1.64		16
11.32	(E)	11	1.72	(F)	0.91	(F)	0.91	(F)	0.86	(F)	–
11.64	(E)	1,129	1.35	(F)	0.61	(F)	0.61	(F)	1.23	(F)	–
11.91	(E)	11	1.12	(F)	0.31	(F)	0.31	(F)	1.46	(F)	–
15.20		12	0.94		0.21		0.21		2.71		–

19

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

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Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

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The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,080.30	$1.81	$1,000.00	$1,023.12	$1.76	0.35%	182	366
Class R3	$1,000.00	$1,080.10	$2.59	$1,000.00	$1,022.38	$2.52	0.50	182	366
Class R4	$1,000.00	$1,082.30	$1.04	$1,000.00	$1,023.87	$1.01	0.20	182	366
Class R5	$1,000.00	$1,082.60	$0.78	$1,000.00	$1,024.12	$0.75	0.15	182	366
Class Y	$1,000.00	$1,081.60	$0.78	$1,000.00	$1,024.12	$0.75	0.15	182	366

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The Hartford Target Retirement 2020 Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Target Retirement 2020 Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including managing target date portfolios and constructing target date glidepaths.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team, as well as differences in Wellington Management’s investment process in constructing the Fund’s glidepath.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

24

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

25

The Hartford Target Retirement 2020 Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR2012 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Target Retirement 2025 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Target Retirement 2025 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2025 Fund inception 10/31/2008
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Target Retirement 2025 R3	8.28%	0.15%	12.81%
Target Retirement 2025 R4	8.44%	0.40%	13.13%
Target Retirement 2025 R5	8.46%	0.50%	13.21%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	8.31%
S&P 500 Index	12.76%	4.73%	13.53%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2025 Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Rick A. Wurster, CFA, CMT and Stephen A. Gorman, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2025 Fund returned 8.28% for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target 2025 Funds category, a group of funds with investment strategies similar to those of the Fund, was 7.58%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 73% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the period, the structural allocation impact was negative, driven by diversification into international equities. Negative structural allocation measures were partially offset by diversification beyond intermediate bonds and into high yield credit, which outperformed the Barclays Capital U.S. Aggregate Bond Index.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved

3

The Hartford Target Retirement 2025 Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. We expect this process to cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments

as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	1.5%
Powershares Emerging Markets Sovereign Debt Portfolio	1.7
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	14.1
The Hartford Capital Appreciation Fund, Class Y	0.4
The Hartford Capital Appreciation II Fund, Class Y	0.2
The Hartford Disciplined Equity Fund, Class Y	1.9
The Hartford Dividend and Growth Fund, Class Y	4.8
The Hartford Equity Income Fund, Class Y	11.9
The Hartford Fundamental Growth Fund, Class Y	2.2
The Hartford Global Growth Fund, Class Y	1.7
The Hartford Global Research Fund, Class Y	4.1
The Hartford Growth Fund, Class Y	3.6
The Hartford Growth Opportunities Fund, Class Y	1.0
The Hartford Inflation Plus Fund, Class Y	4.8
The Hartford International Growth Fund, Class Y	0.5
The Hartford International Opportunities Fund, Class Y	0.2
The Hartford International Small Company Fund, Class Y	3.4
The Hartford International Value Fund, Class Y	1.4
The Hartford MidCap Fund, Class Y	0.6
The Hartford MidCap Value Fund, Class Y	1.7
The Hartford Short Duration Fund, Class Y	10.4
The Hartford Small Company Fund, Class Y	0.4
The Hartford Small/Mid Cap Equity Fund, Class Y	1.6
The Hartford SmallCap Growth Fund, Class Y	7.2
The Hartford Total Return Bond Fund, Class Y	6.7
The Hartford Value Fund, Class Y	11.5
The Hartford Value Opportunities Fund, Class Y	0.4
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2025 Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 96.7%
EQUITY FUNDS - 74.8%
813	The Hartford Alternative Strategies Fund, Class Y		$9,189
8	The Hartford Capital Appreciation Fund, Class Y		270
9	The Hartford Capital Appreciation II Fund, Class Y●		131
83	The Hartford Disciplined Equity Fund, Class Y		1,235
152	The Hartford Dividend and Growth Fund, Class Y		3,163
529	The Hartford Equity Income Fund, Class Y		7,750
117	The Hartford Fundamental Growth Fund, Class Y		1,422
69	The Hartford Global Growth Fund, Class Y●		1,141
281	The Hartford Global Research Fund, Class Y		2,665
117	The Hartford Growth Fund, Class Y●		2,328
22	The Hartford Growth Opportunities Fund, Class Y●		683
34	The Hartford International Growth Fund, Class Y		342
10	The Hartford International Opportunities Fund, Class Y		154
170	The Hartford International Small Company Fund, Class Y		2,227
77	The Hartford International Value Fund, Class Y		902
16	The Hartford MidCap Fund, Class Y		371
85	The Hartford MidCap Value Fund, Class Y		1,096
13	The Hartford Small Company Fund, Class Y		297
89	The Hartford Small/Mid Cap Equity Fund, Class Y		1,017
130	The Hartford SmallCap Growth Fund, Class Y●		4,703
609	The Hartford Value Fund, Class Y		7,492
17	The Hartford Value Opportunities Fund, Class Y		245
			48,823
	Total equity funds
	(cost $44,752)		$48,823

FIXED INCOME FUNDS - 21.9%
256	The Hartford Inflation Plus Fund, Class Y		$3,163
686	The Hartford Short Duration Fund, Class Y		6,788
393	The Hartford Total Return Bond Fund, Class Y		4,339
			14,290
	Total fixed income funds
	(cost $14,032)		$14,290

	Total investments in affiliated investment companies
	(cost $58,784)		$63,113

EXCHANGE TRADED FUNDS - 3.2%
34	Powershares DB Commodity Index Tracking Fund ●		$979
40	Powershares Emerging Markets Sovereign Debt Portfolio		1,130
			2,109
	Total exchange traded funds
	(cost $1,911)		$2,109

	Total long-term investments
	(cost $60,695)		$65,222

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
6	State Street Bank Money Market Fund		$6

	Total short-term investments
	(cost $6)		$6

	Total investments
	(cost $60,701) ▲	99.9%	$65,228
	Other assets and liabilities	0.1%	38
	Total net assets	100.0%	$65,266

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $60,809 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,640
Unrealized Depreciation	(221)
Net Unrealized Appreciation	$4,419

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2025 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$63,113	$63,113	$–	$–
Exchange Traded Funds	2,109	2,109	–	–
Short-Term Investments	6	6	–	–
Total	$65,228	$65,228	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,917)	$2,115
Investments in underlying affiliated funds, at market value (cost $58,784)	63,113
Receivables:
Investment securities sold	—
Fund shares sold	142
Dividends and interest	24
Other assets	34
Total assets	65,428
Liabilities:
Bank overdraft	2
Payables:
Investment securities purchased	146
Fund shares redeemed	—
Investment management fees	2
Administrative fees	2
Distribution fees	4
Accrued expenses	6
Total liabilities	162
Net assets	$65,266
Summary of Net Assets:
Capital stock and paid-in-capital	$60,133
Undistributed net investment income	25
Accumulated net realized gain	581
Unrealized appreciation of investments	4,527
Net assets	$65,266

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.13
Shares outstanding	2,519
Net assets	$35,599
Class R4: Net asset value per share	$14.19
Shares outstanding	1,970
Net assets	$27,964
Class R5: Net asset value per share	$14.21
Shares outstanding	120
Net assets	$1,703

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2025 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$22
Dividends from underlying affiliated funds	462
Total investment income	484

Expenses:
Investment management fees	42
Administrative services fees	50
Transfer agent fees	—
Distribution fees
Class R3	77
Class R4	30
Custodian fees	—
Accounting services fees	4
Registration and filing fees	18
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	232
Expense waivers	(135)
Total waivers	(135)
Total expenses, net	97
Net Investment Income	387
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	282
Net realized gain on investments in underlying affiliated funds	407
Net Realized Gain on Investments	689
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	3,465
Net unrealized appreciation of investments	63
Net Changes in Unrealized Appreciation of Investments	3,528
Net Gain on Investments	4,217
Net Increase in Net Assets Resulting from Operations	$4,604

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$387	$479
Net realized gain on investments	689	1,140
Net unrealized appreciation (depreciation) of investments	3,528	(975)
Net Increase In Net Assets Resulting From Operations	4,604	644
Distributions to Shareholders:
From net investment income
Class R3	(352)	(144)
Class R4	(335)	(110)
Class R5	(24)	(20)
Total from net investment income	(711)	(274)
From net realized gain on investments
Class R3	(654)	(135)
Class R4	(513)	(88)
Class R5	(37)	(17)
Total from net realized gain on investments	(1,204)	(240)
Total distributions	(1,915)	(514)
Capital Share Transactions:
Class R3	7,026	12,683
Class R4	4,914	12,332
Class R5	57	(339)
Net increase from capital share transactions	11,997	24,676
Net Increase In Net Assets	14,686	24,806
Net Assets:
Beginning of period	50,580	25,774
End of period	$65,266	$50,580
Undistributed (distribution in excess of) net investment income (loss)	$25	$349

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$314	$59
Long-Term Capital Gains ‡	200	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$644
Undistributed Long-Term Capital Gain	909
Unrealized Appreciation *	891
Total Accumulated Earnings	$2,444

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$44
Accumulated Net Realized Gain (Loss)	(44)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of

14

certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	0%
Class R5	59	49

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$17,667
Sales Proceeds Excluding U.S. Government Obligations	6,916

15

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	622	79	(181)	—	520	1,174	21	(263)	—	932
Amount	$8,478	$1,006	$(2,458)	$—	$7,026	$16,114	$279	$(3,710)	$—	$12,683
Class R4
Shares	563	66	(269)	—	360	1,273	15	(408)	—	880
Amount	$7,755	$848	$(3,689)	$—	$4,914	$17,871	$198	$(5,737)	$—	$12,332
Class R5
Shares	7	5	(7)	—	5	16	3	(48)	—	(29)
Amount	$93	$61	$(97)	$—	$57	$240	$37	$(616)	$—	$(339)
Total
Shares	1,192	150	(457)	—	885	2,463	39	(719)	—	1,783
Amount	$16,326	$1,915	$(6,244)	$—	$11,997	$34,225	$514	$(10,063)	$—	$24,676

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure

16

under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

17

The Hartford Target Retirement 2025 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
R3	$13.55	$0.08	$–	$0.99	$1.07	$(0.17)	$(0.32)	$–	$(0.49)	$0.58	$14.13
R4	13.62	0.10	–	0.99	1.09	(0.20)	(0.32)	–	(0.52)	0.57	14.19
R5	13.64	0.11	–	0.98	1.09	(0.20)	(0.32)	–	(0.52)	0.57	14.21

For the Year Ended October 31, 2011 (E)
R3	13.27	0.15	–	0.37	0.52	(0.12)	(0.12)	–	(0.24)	0.28	13.55
R4	13.32	0.18	–	0.38	0.56	(0.14)	(0.12)	–	(0.26)	0.30	13.62
R5	13.33	0.20	–	0.37	0.57	(0.14)	(0.12)	–	(0.26)	0.31	13.64

For the Year Ended October 31, 2010
R3	11.60	0.09	–	1.68	1.77	(0.10)	–	–	(0.10)	1.67	13.27
R4	11.63	0.12	–	1.69	1.81	(0.12)	–	–	(0.12)	1.69	13.32
R5	11.64	0.16	–	1.66	1.82	(0.13)	–	–	(0.13)	1.69	13.33

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.16	–	1.56	1.72	(0.12)	–	–	(0.12)	1.60	11.60
R4	10.00	0.18	–	1.57	1.75	(0.12)	–	–	(0.12)	1.63	11.63
R5	10.00	0.20	–	1.56	1.76	(0.12)	–	–	(0.12)	1.64	11.64

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

8.28	%(F)	$35,599	0.97	%(G)	0.48	%(G)	0.48	%(G)	1.23	%(G)	12%
8.44	(F)	27,964	0.66	(G)	0.18	(G)	0.18	(G)	1.54	(G)	–
8.46	(F)	1,703	0.37	(G)	0.13	(G)	0.13	(G)	1.66	(G)	–

3.92		27,080	1.02		0.50		0.50		1.09		46
4.19		21,926	0.72		0.20		0.20		1.34		–
4.29		1,574	0.42		0.15		0.15		1.47		–

15.36		14,148	1.30		0.43		0.43		0.95		26
15.69		9,714	1.01		0.13		0.13		1.28		–
15.71		1,912	0.76		0.08		0.08		1.35		–

17.44		2,046	2.25		0.42		0.42		1.73		12
17.81		2,060	1.94		0.12		0.12		1.99		–
17.92		1,381	1.71		0.07		0.07		2.09		–

19

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2025 Fund
Expense Example – (continued)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,082.80	$2.49	$1,000.00	$1,022.48	$2.42	0.48%	182	366
Class R4	$1,000.00	$1,084.40	$0.93	$1,000.00	$1,023.97	$0.91	0.18	182	366
Class R5	$1,000.00	$1,084.60	$0.67	$1,000.00	$1,024.22	$0.65	0.13	182	366

23

The Hartford Target Retirement 2025 Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Target Retirement 2025 Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including managing target date portfolios and constructing target date glidepaths.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team, as well as differences in Wellington Management’s investment process in constructing the Fund’s glidepath.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

24

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

25

The Hartford Target Retirement 2025 Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR2512 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Target Retirement 2030 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Target Retirement 2030 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2030 Fund inception 09/30/2005
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Target Retirement 2030 A#	8.84%	-0.78%	1.76%	3.76%
Target Retirement 2030 A##		-6.24%	0.62%	2.87%
Target Retirement 2030 R3#	8.75%	-0.97%	1.53%	3.59%
Target Retirement 2030 R4#	8.93%	-0.61%	1.86%	3.87%
Target Retirement 2030 R5#	8.96%	-0.57%	1.94%	3.94%
Target Retirement 2030 Y#	9.04%	-0.48%	2.03%	4.03%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.37%	5.90%
S&P 500 Index	12.76%	4.73%	1.00%	4.14%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2030 Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.
Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Rick A. Wurster, CFA, CMT and Stephen A. Gorman, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2030 Fund returned 8.84%, before sales charges, for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target 2030 Funds category, a group of funds with investment strategies similar to those of the Fund, was 7.75%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 79% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the period, the structural allocation impact was negative, driven by diversification into international equities. Negative structural allocation measures were partially offset by diversification beyond intermediate bonds and into high yield credit, which outperformed the Barclays Capital U.S. Aggregate Bond Index.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved

3

The Hartford Target Retirement 2030 Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. We expect this process to cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments

as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.0%
Powershares Emerging Markets Sovereign Debt Portfolio	1.0
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	11.6
The Hartford Capital Appreciation Fund, Class Y	1.8
The Hartford Capital Appreciation II Fund, Class Y	0.7
The Hartford Disciplined Equity Fund, Class Y	3.4
The Hartford Dividend and Growth Fund, Class Y	8.9
The Hartford Equity Income Fund, Class Y	8.3
The Hartford Fundamental Growth Fund, Class Y	1.8
The Hartford Global Growth Fund, Class Y	2.1
The Hartford Global Research Fund, Class Y	3.6
The Hartford Growth Fund, Class Y	2.7
The Hartford Growth Opportunities Fund, Class Y	1.1
The Hartford Inflation Plus Fund, Class Y	3.9
The Hartford International Opportunities Fund, Class Y	0.8
The Hartford International Small Company Fund, Class Y	3.4
The Hartford International Value Fund, Class Y	3.1
The Hartford MidCap Fund, Class Y	1.1
The Hartford MidCap Value Fund, Class Y	2.2
The Hartford Short Duration Fund, Class Y	6.3
The Hartford Small Company Fund, Class Y	1.8
The Hartford Small/Mid Cap Equity Fund, Class Y	3.1
The Hartford SmallCap Growth Fund, Class Y	5.4
The Hartford Total Return Bond Fund, Class Y	7.4
The Hartford Value Fund, Class Y	10.7
The Hartford Value Opportunities Fund, Class Y	1.8
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2030 Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.0%
EQUITY FUNDS - 79.4%
1,698	The Hartford Alternative Strategies Fund, Class Y		$19,188
82	The Hartford Capital Appreciation Fund, Class Y		2,936
84	The Hartford Capital Appreciation II Fund, Class Y●		1,224
384	The Hartford Disciplined Equity Fund, Class Y		5,693
710	The Hartford Dividend and Growth Fund, Class Y		14,758
938	The Hartford Equity Income Fund, Class Y		13,741
248	The Hartford Fundamental Growth Fund, Class Y		3,009
206	The Hartford Global Growth Fund, Class Y●		3,430
622	The Hartford Global Research Fund, Class Y		5,894
224	The Hartford Growth Fund, Class Y●		4,439
60	The Hartford Growth Opportunities Fund, Class Y●		1,838
86	The Hartford International Opportunities Fund, Class Y		1,283
431	The Hartford International Small Company Fund, Class Y		5,659
444	The Hartford International Value Fund, Class Y		5,199
78	The Hartford MidCap Fund, Class Y		1,761
277	The Hartford MidCap Value Fund, Class Y		3,590
136	The Hartford Small Company Fund, Class Y		3,023
452	The Hartford Small/Mid Cap Equity Fund, Class Y		5,142
246	The Hartford SmallCap Growth Fund, Class Y●		8,876
1,437	The Hartford Value Fund, Class Y		17,695
213	The Hartford Value Opportunities Fund, Class Y		3,035
			131,413
	Total equity funds
	(cost $114,440)		$131,413

FIXED INCOME FUNDS - 17.6%
524	The Hartford Inflation Plus Fund, Class Y		$6,461
1,058	The Hartford Short Duration Fund, Class Y		10,475
1,110	The Hartford Total Return Bond Fund, Class Y		12,245
			29,181
	Total fixed income funds
	(cost $28,635)		$29,181

	Total investments in affiliated investment companies
	(cost $143,075)		$160,594

EXCHANGE TRADED FUNDS - 3.0%
115	Powershares DB Commodity Index Tracking Fund ●		$3,274
60	Powershares Emerging Markets Sovereign Debt Portfolio		1,698
			4,972
	Total exchange traded funds
	(cost $4,321)		$4,972

	Total long-term investments
	(cost $147,396)		$165,566

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
12	State Street Bank Money Market Fund		$12

	Total short-term investments
	(cost $12)		$12

	Total investments
	(cost $147,408) ▲	100.0%	$165,578
	Other assets and liabilities	—%	76
	Total net assets	100.0%	$165,654

Note:   Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $148,025 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,573
Unrealized Depreciation	(1,020)
Net Unrealized Appreciation	$17,553

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$160,594	$160,594	$–	$–
Exchange Traded Funds	4,972	4,972	–	–
Short-Term Investments	12	12	–	–
Total	$165,578	$165,578	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,333)	$4,984
Investments in underlying affiliated funds, at market value (cost $143,075)	160,594
Receivables:
Investment securities sold	5
Fund shares sold	208
Dividends and interest	52
Other assets	64
Total assets	165,907
Liabilities:
Bank overdraft	5
Payables:
Investment securities purchased	214
Fund shares redeemed	5
Investment management fees	4
Administrative fees	4
Distribution fees	9
Accrued expenses	12
Total liabilities	253
Net assets	$165,654
Summary of Net Assets:
Capital stock and paid-in-capital	$148,387
Undistributed net investment income	53
Accumulated net realized loss	(956)
Unrealized appreciation of investments	18,170
Net assets	$165,654

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.97/$10.55
Shares outstanding	2,529
Net assets	$25,211
Class R3: Net asset value per share	$9.85
Shares outstanding	6,173
Net assets	$60,828
Class R4: Net asset value per share	$9.95
Shares outstanding	6,830
Net assets	$67,964
Class R5: Net asset value per share	$9.97
Shares outstanding	1,152
Net assets	$11,492
Class Y: Net asset value per share	$10.00
Shares outstanding	16
Net assets	$159

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$39
Dividends from underlying affiliated funds	1,213
Total investment income	1,252

Expenses:
Investment management fees	110
Administrative services fees	103
Transfer agent fees	23
Distribution fees
Class A	29
Class R3	133
Class R4	75
Custodian fees	—
Accounting services fees	9
Registration and filing fees	31
Board of Directors' fees	2
Audit fees	5
Other expenses	8
Total expenses (before waivers)	528
Expense waivers	(309)
Total waivers	(309)
Total expenses, net	219
Net Investment Income	1,033
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	849
Net realized gain on investments in underlying affiliated funds	342
Net realized gain on investments in securities	4
Net Realized Gain on Investments	1,195
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	10,481
Net unrealized appreciation of investments	134
Net Changes in Unrealized Appreciation of Investments	10,615
Net Gain on Investments	11,810
Net Increase in Net Assets Resulting from Operations	$12,843

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2030 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,033	$1,242
Net realized gain on investments	1,195	694
Net unrealized appreciation of investments	10,615	383
Net Increase In Net Assets Resulting From Operations	12,843	2,319
Distributions to Shareholders:
From net investment income
Class A	(288)	(198)
Class R3	(595)	(240)
Class R4	(816)	(440)
Class R5	(154)	(99)
Class Y	(2)	(2)
Total distributions	(1,855)	(979)
Capital Share Transactions:
Class A	1,570	396
Class R3	9,311	27,269
Class R4	8,873	17,950
Class R5	491	1,294
Class Y	2	2
Net increase from capital share transactions	20,247	46,911
Net Increase In Net Assets	31,235	48,251
Net Assets:
Beginning of period	134,419	86,168
End of period	$165,654	$134,419
Undistributed (distribution in excess of) net investment income (loss)	$53	$875

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$979	$536

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$875
Accumulated Capital Losses *	(1,534)
Unrealized Appreciation †	6,938
Total Accumulated Earnings	$6,279

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$137
Accumulated Net Realized Gain (Loss)	(137)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$778
2018	756
Total	$1,534

During the year ended October 31, 2011, the Fund utilized $850 of prior year capital loss carryforwards.

13

The Hartford Target Retirement 2030 Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

14

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $59 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $5.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2030 Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class Y	16	100%

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$32,399
Sales Proceeds Excluding U.S. Government Obligations	12,130

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	305	32	(168)	—	169	610	21	(589)	—	42
Amount	$2,892	$286	$(1,608)	$—	$1,570	$5,821	$198	$(5,623)	$—	$396
Class R3
Shares	1,247	66	(323)	—	990	3,390	26	(513)	—	2,903
Amount	$11,812	$595	$(3,096)	$—	$9,311	$31,878	$240	$(4,849)	$—	$27,269
Class R4
Shares	1,198	90	(356)	—	932	2,261	47	(422)	—	1,886
Amount	$11,426	$816	$(3,369)	$—	$8,873	$21,364	$440	$(3,854)	$—	$17,950
Class R5
Shares	129	17	(93)	—	53	295	10	(167)	—	138
Amount	$1,229	$154	$(892)	$—	$491	$2,801	$99	$(1,606)	$—	$1,294
Class Y
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$2	$—	$—	$2	$—	$2	$—	$—	$2
Total
Shares	2,879	205	(940)	—	2,144	6,556	104	(1,691)	—	4,969
Amount	$27,359	$1,853	$(8,965)	$—	$20,247	$61,864	$979	$(15,932)	$—	$46,911

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

16

fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

17

The Hartford Target Retirement 2030 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$9.28	$0.07	$–	$0.74	$0.81	$(0.12)	$–	$–	$(0.12)	$0.69	$9.97
R3	9.17	0.06	–	0.73	0.79	(0.11)	–	–	(0.11)	0.68	9.85
R4	9.27	0.07	–	0.75	0.82	(0.14)	–	–	(0.14)	0.68	9.95
R5	9.29	0.08	–	0.74	0.82	(0.14)	–	–	(0.14)	0.68	9.97
Y	9.31	0.08	–	0.75	0.83	(0.14)	–	–	(0.14)	0.69	10.00

For the Year Ended October 31, 2011 (G)
A	9.01	0.10	–	0.25	0.35	(0.08)	–	–	(0.08)	0.27	9.28
R3	8.92	0.08	–	0.26	0.34	(0.09)	–	–	(0.09)	0.25	9.17
R4	9.00	0.11	–	0.26	0.37	(0.10)	–	–	(0.10)	0.27	9.27
R5	9.02	0.12	–	0.25	0.37	(0.10)	–	–	(0.10)	0.27	9.29
Y	9.04	0.12	–	0.25	0.37	(0.10)	–	–	(0.10)	0.27	9.31

For the Year Ended October 31, 2010 (G)
A	7.84	0.09	–	1.16	1.25	(0.08)	–	–	(0.08)	1.17	9.01
R3	7.77	0.08	–	1.15	1.23	(0.08)	–	–	(0.08)	1.15	8.92
R4	7.83	0.10	–	1.16	1.26	(0.09)	–	–	(0.09)	1.17	9.00
R5	7.84	0.11	–	1.16	1.27	(0.09)	–	–	(0.09)	1.18	9.02
Y	7.86	0.12	–	1.15	1.27	(0.09)	–	–	(0.09)	1.18	9.04

For the Year Ended October 31, 2009 (G)
A(H)	6.80	0.12	–	1.04	1.16	(0.12)	–	–	(0.12)	1.04	7.84
R3	6.77	0.10	–	1.04	1.14	(0.14)	–	–	(0.14)	1.00	7.77
R4	6.78	0.12	–	1.05	1.17	(0.12)	–	–	(0.12)	1.05	7.83
R5	6.80	0.13	–	1.04	1.17	(0.13)	–	–	(0.13)	1.04	7.84
Y	6.82	0.14	–	1.04	1.18	(0.14)	–	–	(0.14)	1.04	7.86

For the Year Ended October 31, 2008 (G)
A	10.92	0.13	–	(3.78)	(3.65)	(0.37)	(0.10)	–	(0.47)	(4.12)	6.80
R3	10.88	(0.01)	–	(3.68)	(3.69)	(0.32)	(0.10)	–	(0.42)	(4.11)	6.77
R4	10.91	0.02	–	(3.67)	(3.65)	(0.38)	(0.10)	–	(0.48)	(4.13)	6.78
R5	10.93	0.03	–	(3.68)	(3.65)	(0.38)	(0.10)	–	(0.48)	(4.13)	6.80
Y	10.95	0.18	–	(3.82)	(3.64)	(0.39)	(0.10)	–	(0.49)	(4.13)	6.82

For the Year Ended October 31, 2007
A	9.36	0.15	–	1.55	1.70	(0.13)	(0.01)	–	(0.14)	1.56	10.92
R3(I)	9.53	(0.01)	–	1.36	1.35	–	–	–	–	1.35	10.88
R4(I)	9.53	–	–	1.38	1.38	–	–	–	–	1.38	10.91
R5(I)	9.53	0.05	–	1.35	1.40	–	–	–	–	1.40	10.93
Y	9.36	0.19	–	1.54	1.73	(0.13)	(0.01)	–	(0.14)	1.59	10.95

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Classes B and C were merged into Class A on July 24, 2009.
(I)	Commenced operations on December 22, 2006.

18

- - Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

8.84	%(E)	$25,211	0.66	%(F)	0.32	%(F)	0.32	%(F)	1.41	%(F)	8%
8.75	(E)	60,828	0.93	(F)	0.47	(F)	0.47	(F)	1.22	(F)	–
8.93	(E)	67,964	0.63	(F)	0.17	(F)	0.17	(F)	1.53	(F)	–
8.96	(E)	11,492	0.33	(F)	0.12	(F)	0.12	(F)	1.62	(F)	–
9.04	(E)	159	0.23	(F)	0.12	(F)	0.12	(F)	1.64	(F)	–

3.91		21,889	0.71		0.33		0.33		1.03		34
3.75		47,518	0.95		0.48		0.48		0.84		–
4.06		54,660	0.64		0.18		0.18		1.16		–
4.09		10,206	0.34		0.13		0.13		1.23		–
4.08		146	0.24		0.13		0.13		1.24		–

16.03		20,891	0.73		0.27		0.27		1.09		23
15.88		20,350	0.99		0.42		0.42		0.97		–
16.21		36,119	0.68		0.12		0.12		1.24		–
16.35		8,668	0.39		0.07		0.07		1.30		–
16.31		140	0.28		0.07		0.07		1.39		–

17.45		17,090	0.81		0.24		0.24		1.80		16
17.37		3,209	1.15		0.39		0.39		1.42		–
17.66		19,940	0.82		0.09		0.09		1.79		–
17.68		6,082	0.52		0.04		0.04		1.90		–
17.83		29	0.43		0.04		0.04		2.08		–

(34.83)		12,679	0.86		0.51		0.51		1.43		35
(35.18)		1,070	1.25		0.86		0.86		(0.10)		–
(34.87)		7,578	0.89		0.54		0.54		0.17		–
(34.82)		2,530	0.58		0.22		0.22		0.33		–
(34.69)		25	0.54		0.19		0.19		1.89		–

18.34		15,260	1.45		0.54		0.54		0.75		23
14.17	(E)	11	1.90	(F)	0.94	(F)	0.94	(F)	(0.06	)(F)	–
14.48	(E)	640	1.54	(F)	0.64	(F)	0.64	(F)	0.29	(F)	–
14.69	(E)	11	1.30	(F)	0.34	(F)	0.34	(F)	0.54	(F)	–
18.60		38	1.12		0.24		0.24		1.90		–

19

The Hartford Target Retirement 2030 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2030 Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2030 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,088.40	$1.66	$1,000.00	$1,023.27	$1.61	0.32%	182	366
Class R3	$1,000.00	$1,087.50	$2.44	$1,000.00	$1,022.53	$2.36	0.47	182	366
Class R4	$1,000.00	$1,089.30	$0.88	$1,000.00	$1,024.02	$0.86	0.17	182	366
Class R5	$1,000.00	$1,089.60	$0.62	$1,000.00	$1,024.27	$0.60	0.12	182	366
Class Y	$1,000.00	$1,090.40	$0.62	$1,000.00	$1,024.27	$0.60	0.12	182	366

23

The Hartford Target Retirement 2030 Fund

Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Target Retirement 2030 Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including managing target date portfolios and constructing target date glidepaths.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team, as well as differences in Wellington Management’s investment process in constructing the Fund’s glidepath.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

24

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

25

The Hartford Target Retirement 2030 Fund

Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR3012 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Target Retirement 2035 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Target Retirement 2035 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2035 Fund inception 10/31/2008
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Target Retirement 2035 R3	9.55%	-0.67%	13.66%
Target Retirement 2035 R4	9.70%	-0.36%	13.99%
Target Retirement 2035 R5	9.73%	-0.32%	14.05%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	8.31%
S&P 500 Index	12.76%	4.73%	13.53%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2035 Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President
*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Rick A. Wurster, CFA, CMT and Stephen A. Gorman, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2035 Fund returned 9.55% for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target 2035 Funds category, a group of funds with investment strategies similar to those of the Fund, was 8.64%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 84% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the period, the structural allocation impact was negative, driven by diversification into international equities. Negative structural allocation measures were partially offset by diversification beyond intermediate bonds and into high yield credit, which outperformed the Barclays Capital U.S. Aggregate Bond Index.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see

3

The Hartford Target Retirement 2035 Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

what it actually holds for securities and how it has behaved historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. We expect this process to cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund. Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments
as of April 30, 2012
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.0%
Powershares Emerging Markets Sovereign Debt Portfolio	0.8
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	8.8
The Hartford Capital Appreciation Fund, Class Y	0.2
The Hartford Capital Appreciation II Fund, Class Y	0.5
The Hartford Disciplined Equity Fund, Class Y	5.2
The Hartford Dividend and Growth Fund, Class Y	5.0
The Hartford Equity Income Fund, Class Y	14.8
The Hartford Fundamental Growth Fund, Class Y	2.8
The Hartford Global Growth Fund, Class Y	1.3
The Hartford Global Research Fund, Class Y	4.1
The Hartford Growth Fund, Class Y	2.1
The Hartford Growth Opportunities Fund, Class Y	1.4
The Hartford Inflation Plus Fund, Class Y	2.9
The Hartford International Small Company Fund, Class Y	4.3
The Hartford International Value Fund, Class Y	2.9
The Hartford MidCap Fund, Class Y	1.4
The Hartford MidCap Value Fund, Class Y	6.2
The Hartford Short Duration Fund, Class Y	4.6
The Hartford Small Company Fund, Class Y	0.7
The Hartford Small/Mid Cap Equity Fund, Class Y	3.9
The Hartford SmallCap Growth Fund, Class Y	5.8
The Hartford Total Return Bond Fund, Class Y	6.0
The Hartford Value Fund, Class Y	10.7
The Hartford Value Opportunities Fund, Class Y	0.8
Vanguard MSCI Emerging Markets ETF	0.7
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2035 Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 96.4%
EQUITY FUNDS - 82.9%
348	The Hartford Alternative Strategies Fund, Class Y		$3,937
2	The Hartford Capital Appreciation Fund, Class Y		71
16	The Hartford Capital Appreciation II Fund, Class Y●		226
158	The Hartford Disciplined Equity Fund, Class Y		2,336
109	The Hartford Dividend and Growth Fund, Class Y		2,258
452	The Hartford Equity Income Fund, Class Y		6,619
102	The Hartford Fundamental Growth Fund, Class Y		1,242
36	The Hartford Global Growth Fund, Class Y●		600
194	The Hartford Global Research Fund, Class Y		1,833
47	The Hartford Growth Fund, Class Y●		939
21	The Hartford Growth Opportunities Fund, Class Y●		637
147	The Hartford International Small Company Fund, Class Y		1,927
109	The Hartford International Value Fund, Class Y		1,280
28	The Hartford MidCap Fund, Class Y		624
216	The Hartford MidCap Value Fund, Class Y		2,796
15	The Hartford Small Company Fund, Class Y		329
154	The Hartford Small/Mid Cap Equity Fund, Class Y		1,746
72	The Hartford SmallCap Growth Fund, Class Y●		2,582
391	The Hartford Value Fund, Class Y		4,810
26	The Hartford Value Opportunities Fund, Class Y		365
			37,157
	Total equity funds
	(cost $33,748)		$37,157

FIXED INCOME FUNDS - 13.5%
104	The Hartford Inflation Plus Fund, Class Y		$1,279
210	The Hartford Short Duration Fund, Class Y		2,081
243	The Hartford Total Return Bond Fund, Class Y		2,676
			6,036
	Total fixed income funds
	(cost $5,961)		$6,036

	Total investments in affiliated investment companies
	(cost $39,709)		$43,193

EXCHANGE TRADED FUNDS - 3.5%
31	Powershares DB Commodity Index Tracking Fund ●		$885
12	Powershares Emerging Markets Sovereign Debt Portfolio		349
8	Vanguard MSCI Emerging Markets ETF		323
			1,557
	Total exchange traded funds
	(cost $1,468)		$1,557

	Total long-term investments
	(cost $41,177)		$44,750

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
3	State Street Bank Money Market Fund		$3

	Total short-term investments
	(cost $3)		$3

	Total investments
	(cost $41,180) ▲	99.9%	$44,753
	Other assets and liabilities	0.1%	30
	Total net assets	100.0%	$44,783

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $41,275 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,712
Unrealized Depreciation	(234)
Net Unrealized Appreciation	$3,478

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2035 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$43,193	$43,193	$–	$–
Exchange Traded Funds	1,557	1,557	–	–
Short-Term Investments	3	3	–	–
Total	$44,753	$44,753	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2035 Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,471)	$1,560
Investments in underlying affiliated funds, at market value (cost $39,709)	43,193
Receivables:
Fund shares sold	28
Dividends and interest	11
Other assets	32
Total assets	44,824
Liabilities:
Bank overdraft	2
Payables:
Investment securities purchased	27
Fund shares redeemed	—
Investment management fees	1
Administrative fees	1
Distribution fees	3
Accrued expenses	7
Total liabilities	41
Net assets	$44,783
Summary of Net Assets:
Capital stock and paid-in-capital	$40,955
Undistributed net investment income	21
Accumulated net realized gain	234
Unrealized appreciation of investments	3,573
Net assets	$44,783

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.29
Shares outstanding	1,951
Net assets	$27,875
Class R4: Net asset value per share	$14.35
Shares outstanding	1,096
Net assets	$15,730
Class R5: Net asset value per share	$14.36
Shares outstanding	82
Net assets	$1,178

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2035 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$13
Dividends from underlying affiliated funds	277
Total investment income	290

Expenses:
Investment management fees	28
Administrative services fees	33
Transfer agent fees	—
Distribution fees
Class R3	59
Class R4	15
Custodian fees	—
Accounting services fees	2
Registration and filing fees	18
Board of Directors' fees	1
Audit fees	5
Other expenses	4
Total expenses (before waivers)	165
Expense waivers	(103)
Total waivers	(103)
Total expenses, net	62
Net Investment Income	228
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	195
Net realized gain on investments in underlying affiliated funds	131
Net realized gain on investments in securities	2
Net Realized Gain on Investments	328
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	2,864
Net unrealized appreciation of investments	35
Net Changes in Unrealized Appreciation of Investments	2,899
Net Gain on Investments	3,227
Net Increase in Net Assets Resulting from Operations	$3,455

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2035 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$228	$244
Net realized gain on investments	328	1,041
Net unrealized appreciation (depreciation) of investments	2,899	(899)
Net Increase In Net Assets Resulting From Operations	3,455	386
Distributions to Shareholders:
From net investment income
Class R3	(221)	(87)
Class R4	(135)	(53)
Class R5	(14)	(13)
Total from net investment income	(370)	(153)
From net realized gain on investments
Class R3	(732)	(156)
Class R4	(340)	(90)
Class R5	(38)	(22)
Total from net realized gain on investments	(1,110)	(268)
Total distributions	(1,480)	(421)
Capital Share Transactions:
Class R3	6,605	10,393
Class R4	5,578	4,100
Class R5	60	(310)
Net increase from capital share transactions	12,243	14,183
Net Increase In Net Assets	14,218	14,148
Net Assets:
Beginning of period	30,565	16,417
End of period	$44,783	$30,565
Undistributed (distribution in excess of) net investment income (loss)	$21	$163

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

11

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$153	$43
Long-Term Capital Gains ‡	268	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$394
Undistributed Long-Term Capital Gain	880
Unrealized Appreciation *	579
Total Accumulated Earnings	$1,853

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$17
Accumulated Net Realized Gain (Loss)	(17)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	1%
Class R5	60	73

15

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$15,446
Sales Proceeds Excluding U.S. Government Obligations	4,258

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	541	75	(124)	—	492	1,057	18	(320)	—	755
Amount	$7,362	$953	$(1,710)	$—	$6,605	$14,681	$243	$(4,531)	$—	$10,393
Class R4
Shares	488	37	(119)	—	406	570	10	(302)	—	278
Amount	$6,739	$475	$(1,636)	$—	$5,578	$8,127	$143	$(4,170)	$—	$4,100
Class R5
Shares	4	4	(3)	—	5	13	3	(43)	—	(27)
Amount	$52	$52	$(44)	$—	$60	$191	$35	$(536)	$—	$(310)
Total
Shares	1,033	116	(246)	—	903	1,640	31	(665)	—	1,006
Amount	$14,153	$1,480	$(3,390)	$—	$12,243	$22,999	$421	$(9,237)	$—	$14,183

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

16

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

17

The Hartford Target Retirement 2035 Fund
Financial Highlights
– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
R3	$13.70	$0.08	$–	$1.14	$1.22	$(0.14)	$(0.49)	$–	$(0.63)	$0.59	$14.29
R4	13.77	0.09	–	1.15	1.24	(0.17)	(0.49)	–	(0.66)	0.58	14.35
R5	13.78	0.10	–	1.15	1.25	(0.18)	(0.49)	–	(0.67)	0.58	14.36

For the Year Ended October 31, 2011 (G)
R3	13.44	0.11	–	0.46	0.57	(0.10)	(0.21)	–	(0.31)	0.26	13.70
R4	13.49	0.15	–	0.46	0.61	(0.12)	(0.21)	–	(0.33)	0.28	13.77
R5	13.49	0.17	–	0.45	0.62	(0.12)	(0.21)	–	(0.33)	0.29	13.78

For the Year Ended October 31, 2010
R3	11.63	0.08	–	1.82	1.90	(0.09)	–	–	(0.09)	1.81	13.44
R4	11.66	0.12	–	1.82	1.94	(0.11)	–	–	(0.11)	1.83	13.49
R5	11.66	0.14	–	1.81	1.95	(0.12)	–	–	(0.12)	1.83	13.49

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.15	–	1.59	1.74	(0.11)	–	–	(0.11)	1.63	11.63
R4	10.00	0.17	–	1.61	1.78	(0.12)	–	–	(0.12)	1.66	11.66
R5	10.00	0.18	–	1.60	1.78	(0.12)	–	–	(0.12)	1.66	11.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

9.55	%(E)	$27,875	1.02	%(F)	0.45	%(F)	0.45	%(F)	1.15	%(F)	12%
9.70	(E)	15,730	0.72	(F)	0.15	(F)	0.15	(F)	1.39	(F)	–
9.73	(E)	1,178	0.43	(F)	0.10	(F)	0.10	(F)	1.60	(F)	–

4.29		19,991	1.10		0.45		0.45		0.82		54
4.55		9,508	0.80		0.15		0.15		1.09		–
4.66		1,066	0.50		0.10		0.10		1.17		–

16.38		9,464	1.44		0.39		0.39		0.75		30
16.74		5,550	1.16		0.09		0.09		1.02		–
16.78		1,403	0.89		0.04		0.04		1.12		–

17.72		1,508	2.35		0.37		0.37		1.50		15
18.09		1,777	2.03		0.07		0.07		1.75		–
18.10		1,198	1.77		0.02		0.02		1.84		–

19

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2035 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,095.50	$2.35	$1,000.00	$1,022.62	$2.27	0.45%	182	366
Class R4	$1,000.00	$1,097.00	$0.78	$1,000.00	$1,024.12	$0.76	0.15	182	366
Class R5	$1,000.00	$1,097.30	$0.52	$1,000.00	$1,024.37	$0.50	0.10	182	366

23

The Hartford Target Retirement 2035 Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Target Retirement 2035 Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including managing target date portfolios and constructing target date glidepaths.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team, as well as differences in Wellington Management’s investment process in constructing the Fund’s glidepath.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

24

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

25

The Hartford Target Retirement 2035 Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR3512 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Target Retirement 2040 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Target Retirement 2040 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2040 Fund inception 10/31/2008

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Target Retirement 2040 R3	9.84%	-1.22%	13.67%
Target Retirement 2040 R4	10.06%	-0.91%	14.02%
Target Retirement 2040 R5	10.09%	-0.88%	14.07%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	8.31%
S&P 500 Index	12.76%	4.73%	13.53%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2040 Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.
Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Rick A. Wurster, CFA, CMT and Stephen A. Gorman, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2040 Fund returned 9.84% for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target 2040 Funds category, a group of funds with investment strategies similar to those of the Fund, was 8.62%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 89% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and bonds. Over the period, the structural allocation impact was negative, driven by diversification into international equities.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. We expect this process to

3

The Hartford Target Retirement 2040 Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments

as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	3.1%
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	9.2
The Hartford Capital Appreciation Fund, Class Y	0.4
The Hartford Capital Appreciation II Fund, Class Y	0.5
The Hartford Disciplined Equity Fund, Class Y	4.0
The Hartford Dividend and Growth Fund, Class Y	3.4
The Hartford Equity Income Fund, Class Y	14.5
The Hartford Fundamental Growth Fund, Class Y	3.4
The Hartford Global Growth Fund, Class Y	0.0
The Hartford Global Research Fund, Class Y	3.7
The Hartford Growth Fund, Class Y	4.1
The Hartford Growth Opportunities Fund, Class Y	1.1
The Hartford Inflation Plus Fund, Class Y	3.3
The Hartford International Opportunities Fund, Class Y	1.3
The Hartford International Small Company Fund, Class Y	4.5
The Hartford International Value Fund, Class Y	3.4
The Hartford MidCap Fund, Class Y	1.9
The Hartford MidCap Value Fund, Class Y	6.0
The Hartford Small Company Fund, Class Y	0.9
The Hartford Small/Mid Cap Equity Fund, Class Y	4.0
The Hartford SmallCap Growth Fund, Class Y	7.3
The Hartford Total Return Bond Fund, Class Y	5.7
The Hartford Value Fund, Class Y	12.2
The Hartford Value Opportunities Fund, Class Y	0.6
Vanguard MSCI Emerging Markets ETF	1.5
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2040 Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.4%
EQUITY FUNDS - 86.4%
466	The Hartford Alternative Strategies Fund, Class Y		$5,271
6	The Hartford Capital Appreciation Fund, Class Y		223
20	The Hartford Capital Appreciation II Fund, Class Y●		296
156	The Hartford Disciplined Equity Fund, Class Y		2,311
93	The Hartford Dividend and Growth Fund, Class Y		1,928
568	The Hartford Equity Income Fund, Class Y		8,321
159	The Hartford Fundamental Growth Fund, Class Y		1,931
–	The Hartford Global Growth Fund, Class Y●		8
226	The Hartford Global Research Fund, Class Y		2,144
117	The Hartford Growth Fund, Class Y●		2,321
20	The Hartford Growth Opportunities Fund, Class Y●		612
48	The Hartford International Opportunities Fund, Class Y		721
196	The Hartford International Small Company Fund, Class Y		2,572
165	The Hartford International Value Fund, Class Y		1,929
49	The Hartford MidCap Fund, Class Y		1,117
263	The Hartford MidCap Value Fund, Class Y		3,409
23	The Hartford Small Company Fund, Class Y		517
200	The Hartford Small/Mid Cap Equity Fund, Class Y		2,271
115	The Hartford SmallCap Growth Fund, Class Y●		4,154
568	The Hartford Value Fund, Class Y		6,994
25	The Hartford Value Opportunities Fund, Class Y		363
			49,413
	Total equity funds
	(cost $45,092)		$49,413

FIXED INCOME FUNDS - 9.0%
154	The Hartford Inflation Plus Fund, Class Y		$1,902
292	The Hartford Total Return Bond Fund, Class Y		3,217
			5,119
	Total fixed income funds
	(cost $5,050)		$5,119

	Total investments in affiliated investment companies
	(cost $50,142)		$54,532

EXCHANGE TRADED FUNDS - 4.6%
63	Powershares DB Commodity Index Tracking Fund ●		$1,801
20	Vanguard MSCI Emerging Markets ETF		839
			2,640
	Total exchange traded funds
	(cost $2,636)		$2,640

	Total long-term investments
	(cost $52,778)		$57,172

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
2	State Street Bank Money Market Fund		$2

	Total short-term investments
	(cost $2)		$2

	Total investments
	(cost $52,780) ▲	100.0%	$57,174
	Other assets and liabilities	—%	28
	Total net assets	100.0%	$57,202

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $52,859 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,633
Unrealized Depreciation	(318)
Net Unrealized Appreciation	$4,315

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2040 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$54,532	$54,532	$–	$–
Exchange Traded Funds	2,640	2,640	–	–
Short-Term Investments	2	2	–	–
Total	$57,174	$57,174	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2040 Fund
Statement of Assets and Liabilities April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,638)	$2,642
Investments in underlying affiliated funds, at market value (cost $50,142)	54,532
Receivables:
Fund shares sold	66
Dividends and interest	9
Other assets	34
Total assets	57,283
Liabilities:
Bank overdraft	2
Payables:
Investment securities purchased	65
Investment management fees	1
Administrative fees	2
Distribution fees	4
Accrued expenses	7
Total liabilities	81
Net assets	$57,202
Summary of Net Assets:
Capital stock and paid-in-capital	$52,513
Distributions in excess of net investment loss	(4)
Accumulated net realized gain	299
Unrealized appreciation of investments	4,394
Net assets	$57,202

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.54
Shares outstanding	2,463
Net assets	$35,824
Class R4: Net asset value per share	$14.61
Shares outstanding	1,361
Net assets	$19,886
Class R5: Net asset value per share	$14.62
Shares outstanding	102
Net assets	$1,492

 The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2040 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited) (000’s Omitted)

Investment Income:
Dividends	$18
Dividends from underlying affiliated funds	326
Total investment income	344

Expenses:
Investment management fees	35
Administrative services fees	42
Transfer agent fees	1
Distribution fees
Class R3	74
Class R4	19
Custodian fees	—
Accounting services fees	3
Registration and filing fees	18
Board of Directors' fees	—
Audit fees	5
Other expenses	5
Total expenses (before waivers)	202
Expense waivers	(125)
Total waivers	(125)
Total expenses, net	77
Net Investment Income	267
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	314
Net realized gain on investments in underlying affiliated funds	66
Net Realized Gain on Investments	380
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	3,839
Net unrealized appreciation of investments	54
Net Changes in Unrealized Appreciation of Investments	3,893
Net Gain on Investments	4,273
Net Increase in Net Assets Resulting from Operations	$4,540

 The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2040 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$267	$261
Net realized gain on investments	380	962
Net unrealized appreciation (depreciation) of investments	3,893	(1,174)
Net Increase In Net Assets Resulting From Operations	4,540	49
Distributions to Shareholders:
From net investment income
Class R3	(273)	(79)
Class R4	(163)	(48)
Class R5	(17)	(15)
Total from net investment income	(453)	(142)
From net realized gain on investments
Class R3	(679)	(116)
Class R4	(309)	(58)
Class R5	(35)	(20)
Total from net realized gain on investments	(1,023)	(194)
Total distributions	(1,476)	(336)
Capital Share Transactions:
Class R3	7,733	16,483
Class R4	7,023	7,198
Class R5	70	(528)
Net increase from capital share transactions	14,826	23,153
Net Increase In Net Assets	17,890	22,866
Net Assets:
Beginning of period	39,312	16,446
End of period	$57,202	$39,312
Undistributed (distribution in excess of) net investment income (loss)	$(4)	$182

 The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$142	$42
Long-Term Capital Gains ‡	194	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$534
Undistributed Long-Term Capital Gain	669
Unrealized Appreciation *	422
Total Accumulated Earnings	$1,625

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$18
Accumulated Net Realized Gain (Loss)	(18)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2040 Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	1%
Class R5	58	57

15

The Hartford Target Retirement 2040 Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$17,404
Sales Proceeds Excluding U.S. Government Obligations	3,464

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	576	74	(93)	—	557	1,408	15	(248)	—	1,175
Amount	$8,049	$952	$(1,268)	$—	$7,733	$19,879	$195	$(3,591)	$—	$16,483
Class R4
Shares	525	36	(53)	—	508	664	8	(169)	—	503
Amount	$7,302	$471	$(750)	$—	$7,023	$9,524	$106	$(2,432)	$—	$7,198
Class R5
Shares	8	4	(7)	—	5	23	2	(66)	—	(41)
Amount	$113	$52	$(95)	$—	$70	$316	$35	$(879)	$—	$(528)
Total
Shares	1,109	114	(153)	—	1,070	2,095	25	(483)	—	1,637
Amount	$15,464	$1,475	$(2,113)	$—	$14,826	$29,719	$336	$(6,902)	$—	$23,153

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

16

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

17

The Hartford Target Retirement 2040 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
R3	$13.75	$0.08	$–	$1.20	$1.28	$(0.13)	$(0.36)	$–	$(0.49)	$0.79	$14.54
R4	13.82	0.09	–	1.23	1.32	(0.17)	(0.36)	–	(0.53)	0.79	14.61
R5	13.83	0.10	–	1.22	1.32	(0.17)	(0.36)	–	(0.53)	0.79	14.62

For the Year Ended October 31, 2011 (G)
R3	13.48	0.10	–	0.41	0.51	(0.09)	(0.15)	–	(0.24)	0.27	13.75
R4	13.52	0.14	–	0.42	0.56	(0.11)	(0.15)	–	(0.26)	0.30	13.82
R5	13.53	0.16	–	0.40	0.56	(0.11)	(0.15)	–	(0.26)	0.30	13.83

For the Year Ended October 31, 2010
R3	11.59	0.06	–	1.91	1.97	(0.08)	–	–	(0.08)	1.89	13.48
R4	11.62	0.11	–	1.90	2.01	(0.11)	–	–	(0.11)	1.90	13.52
R5	11.63	0.12	–	1.89	2.01	(0.11)	–	–	(0.11)	1.90	13.53

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.15	–	1.55	1.70	(0.11)	–	–	(0.11)	1.59	11.59
R4	10.00	0.17	–	1.57	1.74	(0.12)	–	–	(0.12)	1.62	11.62
R5	10.00	0.18	–	1.57	1.75	(0.12)	–	–	(0.12)	1.63	11.63

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

9.84	%(E)	$35,824	0.99	%(F)	0.44	%(F)	0.44	%(F)	1.08	%(F)	7%
10.06	(E)	19,886	0.69	(F)	0.14	(F)	0.14	(F)	1.26	(F)	–
10.09	(E)	1,492	0.40	(F)	0.09	(F)	0.09	(F)	1.52	(F)	–

3.78		26,194	1.06		0.44		0.44		0.73		41
4.12		11,782	0.76		0.14		0.14		1.01		–
4.15		1,336	0.47		0.09		0.09		1.12		–

17.06		9,856	1.45		0.38		0.38		0.64		24
17.35		4,727	1.18		0.08		0.08		0.93		–
17.36		1,863	0.91		0.03		0.03		1.00		–

17.34		1,301	2.41		0.35		0.35		1.48		15
17.70		1,629	2.10		0.05		0.05		1.79		–
17.81		1,321	1.81		–		–		1.83		–

19

The Hartford Target Retirement 2040 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2040 Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2040 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,098.40	$2.30	$1,000.00	$1,022.67	$2.21	0.44%	182	366
Class R4	$1,000.00	$1,100.60	$0.73	$1,000.00	$1,024.17	$0.71	0.14	182	366
Class R5	$1,000.00	$1,100.90	$0.47	$1,000.00	$1,024.42	$0.45	0.09	182	366

23

The Hartford Target Retirement 2040 Fund

Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Target Retirement 2040 Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including managing target date portfolios and constructing target date glidepaths.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team, as well as differences in Wellington Management’s investment process in constructing the Fund’s glidepath.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

24

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

25

The Hartford Target Retirement 2040 Fund

Approval of Investment Sub-Advisory Agreement (Unaudited)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR4012 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Target Retirement 2045 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Target Retirement 2045 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2045 Fund inception 10/31/2008
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservaion.

Performance Overview 10/31/08 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Target Retirement 2045 R3	9.91%	-1.75%	13.68%
Target Retirement 2045 R4	10.06%	-1.51%	14.01%
Target Retirement 2045 R5	10.10%	-1.47%	14.06%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	8.31%
S&P 500 Index	12.76%	4.73%	13.53%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

The Hartford Target Retirement 2045 Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Rick A. Wurster, CFA, CMT and Stephen A. Gorman, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2045 Fund returned 9.91% for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target 2045 Funds category, a group of funds with investment strategies similar to those of the Fund, was 9.23%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 93% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and bonds. Over the period, the structural allocation impact was negative, driven by diversification into international equities.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see what it actually holds for securities and how it has behaved historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying

28

The Hartford Target Retirement 2045 Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

funds the Fund should invest in. We expect this process to cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments

as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.8%
SPDR Dow Jones International Real Estate	0.2
SPDR Dow Jones REIT	0.2
The Hartford Alternative Strategies Fund, Class Y	8.7
The Hartford Capital Appreciation Fund, Class Y	0.4
The Hartford Capital Appreciation II Fund, Class Y	1.0
The Hartford Disciplined Equity Fund, Class Y	4.6
The Hartford Dividend and Growth Fund, Class Y	5.0
The Hartford Equity Income Fund, Class Y	15.3
The Hartford Fundamental Growth Fund, Class Y	2.6
The Hartford Global Growth Fund, Class Y	0.0
The Hartford Global Research Fund, Class Y	6.8
The Hartford Growth Fund, Class Y	4.3
The Hartford Growth Opportunities Fund, Class Y	1.1
The Hartford Inflation Plus Fund, Class Y	2.2
The Hartford International Opportunities Fund, Class Y	2.4
The Hartford International Small Company Fund, Class Y	4.9
The Hartford International Value Fund, Class Y	2.3
The Hartford MidCap Value Fund, Class Y	5.6
The Hartford Small Company Fund, Class Y	0.9
The Hartford Small/Mid Cap Equity Fund, Class Y	5.5
The Hartford SmallCap Growth Fund, Class Y	6.0
The Hartford Total Return Bond Fund, Class Y	2.1
The Hartford Value Fund, Class Y	9.7
The Hartford Value Opportunities Fund, Class Y	3.8
Vanguard MSCI Emerging Markets ETF	1.5
Other Assets and Liabilities	0.1
Total	100.0%

29

The Hartford Target Retirement 2045 Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.2%
EQUITY FUNDS - 90.9%
167	The Hartford Alternative Strategies Fund, Class Y		$1,892
2	The Hartford Capital Appreciation Fund, Class Y		84
14	The Hartford Capital Appreciation II Fund, Class Y●		208
67	The Hartford Disciplined Equity Fund, Class Y		999
52	The Hartford Dividend and Growth Fund, Class Y		1,086
226	The Hartford Equity Income Fund, Class Y		3,316
46	The Hartford Fundamental Growth Fund, Class Y		553
—	The Hartford Global Growth Fund, Class Y●		5
156	The Hartford Global Research Fund, Class Y		1,475
47	The Hartford Growth Fund, Class Y●		930
8	The Hartford Growth Opportunities Fund, Class Y●		241
35	The Hartford International Opportunities Fund, Class Y		524
81	The Hartford International Small Company Fund, Class Y		1,062
43	The Hartford International Value Fund, Class Y		500
93	The Hartford MidCap Value Fund, Class Y		1,203
9	The Hartford Small Company Fund, Class Y		203
105	The Hartford Small/Mid Cap Equity Fund, Class Y		1,194
36	The Hartford SmallCap Growth Fund, Class Y●		1,309
170	The Hartford Value Fund, Class Y		2,095
58	The Hartford Value Opportunities Fund, Class Y		833
			19,712
	Total equity funds
	(cost $17,996)		$19,712

FIXED INCOME FUNDS - 4.3%
38	The Hartford Inflation Plus Fund, Class Y		$466
42	The Hartford Total Return Bond Fund, Class Y		466
			932
	Total fixed income funds
	(cost $920)		$932

	Total investments in affiliated investment companies
	(cost $18,916)		$20,644

EXCHANGE TRADED FUNDS - 4.7%
21	Powershares DB Commodity Index Tracking Fund ●		$606
1	SPDR Dow Jones International Real Estate		40
1	SPDR Dow Jones REIT		44
8	Vanguard MSCI Emerging Markets ETF		334
			1,024
	Total exchange traded funds
	(cost $983)		$1,024

	Total long-term investments
	(cost $19,899)		$21,668

	Total investments
	(cost $19,899) ▲	99.9%	$21,668
	Other assets and liabilities	0.1%	18
	Total net assets	100.0%	$21,686

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $19,948 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,842
Unrealized Depreciation	(122)
Net Unrealized Appreciation	$1,720

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

30

The Hartford Target Retirement 2045 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$20,644	$20,644	$–	$–
Exchange Traded Funds	1,024	1,024	–	–
Total	$21,668	$21,668	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

31

The Hartford Target Retirement 2045 Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $983)	$1,024
Investments in underlying affiliated funds, at market value (cost $18,916)	20,644
Receivables:
Fund shares sold	27
Dividends and interest	1
Other assets	26
Total assets	21,722
Liabilities:
Payables:
Investment securities purchased	27
Fund shares redeemed	—
Investment management fees	1
Administrative fees	—
Distribution fees	1
Accrued expenses	7
Total liabilities	36
Net assets	$21,686
Summary of Net Assets:
Capital stock and paid-in-capital	$19,786
Distributions in excess of net investment loss	(5)
Accumulated net realized gain	136
Unrealized appreciation of investments	1,769
Net assets	$21,686

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.06
Shares outstanding	825
Net assets	$11,598
Class R4: Net asset value per share	$14.11
Shares outstanding	642
Net assets	$9,059
Class R5: Net asset value per share	$14.12
Shares outstanding	73
Net assets	$1,029

The accompanying notes are an integral part of these financial statements.

32

The Hartford Target Retirement 2045 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$8
Dividends from underlying affiliated funds	113
Total investment income	121

Expenses:
Investment management fees	13
Administrative services fees	15
Transfer agent fees	—
Distribution fees
Class R3	25
Class R4	8
Custodian fees	—
Accounting services fees	1
Registration and filing fees	18
Board of Directors' fees	—
Audit fees	5
Other expenses	3
Total expenses (before waivers)	88
Expense waivers	(60)
Total waivers	(60)
Total expenses, net	28
Net Investment Income	93
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	65
Net realized gain on investments in underlying affiliated funds	120
Net Realized Gain on Investments	185
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	1,354
Net unrealized appreciation of investments	32
Net Changes in Unrealized Appreciation of Investments	1,386
Net Gain on Investments	1,571
Net Increase in Net Assets Resulting from Operations	$1,664

The accompanying notes are an integral part of these financial statements.

33

The Hartford Target Retirement 2045 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$93	$80
Net realized gain on investments	185	805
Net unrealized appreciation (depreciation) of investments	1,386	(813)
Net Increase In Net Assets Resulting From Operations	1,664	72
Distributions to Shareholders:
From net investment income
Class R3	(74)	(27)
Class R4	(58)	(21)
Class R5	(10)	(11)
Total from net investment income	(142)	(59)
From net realized gain on investments
Class R3	(500)	(66)
Class R4	(295)	(37)
Class R5	(53)	(21)
Total from net realized gain on investments	(848)	(124)
Total distributions	(990)	(183)
Capital Share Transactions:
Class R3	2,730	4,479
Class R4	3,759	2,813
Class R5	80	(426)
Net increase from capital share transactions	6,569	6,866
Net Increase In Net Assets	7,243	6,755
Net Assets:
Beginning of period	14,443	7,688
End of period	$21,686	$14,443
Undistributed (distribution in excess of) net investment income (loss)	$(5)	$44

The accompanying notes are an integral part of these financial statements.

34

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

35

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

36

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

37

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$60	$29
Long-Term Capital Gains ‡	123	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$119
Undistributed Long-Term Capital Gain	773
Unrealized Appreciation *	334
Total Accumulated Earnings	$1,226

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$5
Accumulated Net Realized Gain (Loss)	(5)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

38

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

39

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	9	1%
Class R4	60	9
Class R5	60	82

40

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$7,151
Sales Proceeds Excluding U.S. Government Obligations	1,409

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	192	46	(31)	—	207	459	7	(139)	—	327
Amount	$2,578	$573	$(421)	$—	$2,730	$6,478	$93	$(2,092)	$—	$4,479
Class R4
Shares	314	29	(67)	—	276	293	4	(109)	—	188
Amount	$4,296	$353	$(890)	$—	$3,759	$4,190	$58	$(1,435)	$—	$2,813
Class R5
Shares	2	5	—	—	7	4	2	(41)	—	(35)
Amount	$26	$62	$(8)	$—	$80	$56	$32	$(514)	$—	$(426)
Total
Shares	508	80	(98)	—	490	756	13	(289)	—	480
Amount	$6,900	$988	$(1,319)	$—	$6,569	$10,724	$183	$(4,041)	$—	$6,866

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

41

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

42

The Hartford Target Retirement 2045 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
R3	$13.73	$0.06	$–	$1.16	$1.22	$(0.10)	$(0.79)	$–	$(0.89)	$0.33	$14.06
R4	13.79	0.08	–	1.17	1.25	(0.14)	(0.79)	–	(0.93)	0.32	14.11
R5	13.80	0.09	–	1.16	1.25	(0.14)	(0.79)	–	(0.93)	0.32	14.12

For the Year Ended October 31, 2011 (E)
R3	13.47	0.07	–	0.47	0.54	(0.08)	(0.20)	–	(0.28)	0.26	13.73
R4	13.51	0.11	–	0.47	0.58	(0.10)	(0.20)	–	(0.30)	0.28	13.79
R5	13.51	0.12	–	0.48	0.60	(0.11)	(0.20)	–	(0.31)	0.29	13.80

For the Year Ended October 31, 2010
R3	11.59	0.06	–	1.88	1.94	(0.06)	–	–	(0.06)	1.88	13.47
R4	11.62	0.10	–	1.88	1.98	(0.09)	–	–	(0.09)	1.89	13.51
R5	11.62	0.11	–	1.87	1.98	(0.09)	–	–	(0.09)	1.89	13.51

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.12	–	1.58	1.70	(0.11)	–	–	(0.11)	1.59	11.59
R4	10.00	0.15	–	1.58	1.73	(0.11)	–	–	(0.11)	1.62	11.62
R5	10.00	0.15	–	1.58	1.73	(0.11)	–	–	(0.11)	1.62	11.62

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

43

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

9.91	%(F)	$11,598	1.18	%(G)	0.47	%(G)	0.47	%(G)	0.95	%(G)	8%
10.06	(F)	9,059	0.87	(G)	0.17	(G)	0.17	(G)	1.18	(G)	–
10.10	(F)	1,029	0.58	(G)	0.12	(G)	0.12	(G)	1.38	(G)	–

4.03		8,477	1.33		0.48		0.48		0.50		50
4.33		5,048	1.03		0.18		0.18		0.81		–
4.44		918	0.73		0.13		0.13		0.86		–

16.79		3,918	1.77		0.42		0.42		0.47		19
17.09		2,399	1.48		0.12		0.12		0.76		–
17.14		1,371	1.18		0.07		0.07		0.84		–

17.28		1,380	2.40		0.39		0.39		1.21		7
17.65		1,499	2.08		0.09		0.09		1.49		–
17.65		1,190	1.82		0.04		0.04		1.54		–

44

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

45

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

46

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

47

The Hartford Target Retirement 2045 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,099.10	$2.45	$1,000.00	$1,022.52	$2.37	0.47%	182	366
Class R4	$1,000.00	$1,100.60	$0.89	$1,000.00	$1,024.02	$0.86	0.17	182	366
Class R5	$1,000.00	$1,101.00	$0.63	$1,000.00	$1,024.27	$0.60	0.12	182	366

48

The Hartford Target Retirement 2045 Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Target Retirement 2045 Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including managing target date portfolios and constructing target date glidepaths.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team, as well as differences in Wellington Management’s investment process in constructing the Fund’s glidepath.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

49

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

50

The Hartford Target Retirement 2045 Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

51

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR4512 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Target Retirement 2050 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Target Retirement 2050 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2050 Fund inception 10/31/2008
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	Since Inception
Target Retirement 2050 R3	10.02%	-2.33%	13.45%
Target Retirement 2050 R4	10.15%	-2.02%	13.80%
Target Retirement 2050 R5	10.20%	-1.97%	13.85%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	8.31%
S&P 500 Index	12.76%	4.73%	13.53%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2050 Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
Edward C. Caputo, CFA	Paul Bukowski, CFA*
Vice President	Executive Vice President

*Appointed as a Porfolio Manager for the Fund as of January 2012. As of the same date, Hugh Whelan, CFA no longer serves as a Portfolio Manager for the Fund.

Effective on or about June 4, 2012, Wellington Management Company, LLP is expected to become the sub-adviser to the Fund and Rick A. Wurster, CFA, CMT and Stephen A. Gorman, CFA, will serve as the Fund’s Portfolio Managers. As of the same date, Hartford Investment Management Company will no longer serve as the sub-adviser to the Fund and, as a result, Messrs. Caputo and Bukowski will no longer serve as the Fund’s Portfolio Managers.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2050 Fund returned 10.02% for the six-month period ending April 30, 2012. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 12.76% and 2.44%, respectively, while the average return for the Lipper Mixed-Asset Target 2050 Funds category, a group of funds with investment strategies similar to those of the Fund, was 8.91%.

Why did the Fund perform this way?

The 6-month period ending April 30, 2012 was characterized by continued upward market momentum, despite having followed on the heels of extreme volatility during the summer and fall of 2011. Although it remains to be seen whether 2012 is destined for yet another mid-year correction, thus far, the S&P 500 has gained a healthy 12.76% over the period. In this risk-on environment, growth stocks outperformed value and large-caps outperformed small-caps. International equities trailed domestic equities, with the MSCI EAFE up only 2.71%, as Europe continued to struggle under the pressures of the sovereign debt crisis.

The U.S. Treasury yield curve flattened slightly over the period, with two-year U.S. Treasuries rising 2 bps to 0.26% and ten-year U.S. Treasuries falling 20 bps to 1.91%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, investment grade corporates were the top performer, while treasuries were the worst. Risk assets, such as U.S. high yield bonds, emerging markets (EM) debt, and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index, which ended the period up 2.44%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 95% equities, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and bonds. Over the period, the structural allocation impact was negative, driven by diversification into international equities.

The second asset allocation measure, Strategic Asset Allocation, captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning. The Fund’s Strategic Asset Allocation decisions within equities had a negative impact on overall Fund performance. The Fund’s long-term value bias detracted from performance, as growth outperformed domestically and abroad. Within inflation-protecting asset classes, exposure to U.S. and international REITs contributed positively to performance, while an allocation to commodities detracted. Within fixed income, the Fund benefited from diversification within the intermediate bonds into treasury inflation-protected securities (TIPS). From a Smart Strategic perspective, the Fund was hurt by risk reduction within domestic fixed income, as high yield outperformed corporate bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the underlying funds that we believe will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s stated objectives and benchmarks to see

3

The Hartford Target Retirement 2050 Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

what it actually holds for securities and how it has behaved historically. Then each underlying fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. We expect this process to cause the Fund to gravitate to those underlying funds with the most attractive long-term track record. Positive fund selection results were driven by the Fund’s domestic large-cap value allocation.

What is your outlook?

The global economic recovery continues to show signs of progress as risk assets rallied on encouraging U.S. economic data and improved European sentiment. Improved U.S. economic indicators buoyed up investor optimism, sending the S&P 500 up 12.76% in the first quarter, to mark the best quarterly return since the 2009 risk rally. The second tranche of the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) removed the liquidity risk from the European financial system and with it, the immediate risk of disorderly deleveraging and default.

Despite signs of progress, significant risks remain. While we believe U.S. economic data remains firm, transfer payments are slated to decline, the savings rate remains unsustainably low, and real incomes are stagnant. Europe’s long-term solvency issues remain unresolved, and the sovereign debt crisis will likely continue to have a negative impact on growth going forward. Interest rates rose over the first quarter of 2012, as investors began to question the likelihood of additional stimulus. The recent volatility in oil prices, due in part to geopolitical concerns emanating from Iran, has put added strain on the global recovery.

Despite the recent run-up in rates, our view for a continued low rate environment remains. As a result, investors should continue towards higher yielding and higher growth asset classes in search of yield. While we have taken measures to reduce risk, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to floating rate notes provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt.

It remains too early to tell whether this year’s rally portends continued strength in global financial markets, or whether it will simply be a replay of last year’s events and a prelude to another mid-year correction. We remain cautiously optimistic, given the current environment of steady, albeit gradual growth in the global economy. While we do not forecast an immediate pullback in the near term, macro-economic headlines out of China and the Eurozone will likely determine investor risk-appetite going forward. The reduction in risk in our asset allocation strategy should position the Fund well in the event of increased market volatility, while exposure to inflation-protection asset classes such as REITs, TIPs and commodities should offer protection from inflationary pressures going forward.

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Fund.  Accordingly, on or about June 4, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

Composition by Investments

as of April 30, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.6%
SPDR Dow Jones International Real Estate	0.3
SPDR Dow Jones REIT	0.3
The Hartford Alternative Strategies Fund, Class Y	8.8
The Hartford Capital Appreciation Fund, Class Y	1.1
The Hartford Capital Appreciation II Fund, Class Y	2.0
The Hartford Disciplined Equity Fund, Class Y	9.5
The Hartford Dividend and Growth Fund, Class Y	1.6
The Hartford Equity Income Fund, Class Y	17.2
The Hartford Fundamental Growth Fund, Class Y	4.1
The Hartford Global Research Fund, Class Y	9.9
The Hartford Growth Fund, Class Y	1.2
The Hartford Growth Opportunities Fund, Class Y	1.7
The Hartford International Opportunities Fund, Class Y	0.2
The Hartford International Small Company Fund, Class Y	4.9
The Hartford International Value Fund, Class Y	1.1
The Hartford MidCap Fund, Class Y	0.3
The Hartford MidCap Value Fund, Class Y	3.5
The Hartford Small Company Fund, Class Y	0.9
The Hartford Small/Mid Cap Equity Fund, Class Y	5.7
The Hartford SmallCap Growth Fund, Class Y	6.1
The Hartford Total Return Bond Fund, Class Y	2.4
The Hartford Value Fund, Class Y	10.3
The Hartford Value Opportunities Fund, Class Y	2.3
Vanguard MSCI Emerging Markets ETF	1.9
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2050 Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 94.8%
EQUITY FUNDS - 92.4%
182	The Hartford Alternative Strategies Fund, Class Y		$2,061
7	The Hartford Capital Appreciation Fund, Class Y		263
32	The Hartford Capital Appreciation II Fund, Class Y●		470
151	The Hartford Disciplined Equity Fund, Class Y		2,237
18	The Hartford Dividend and Growth Fund, Class Y		371
277	The Hartford Equity Income Fund, Class Y		4,053
79	The Hartford Fundamental Growth Fund, Class Y		958
247	The Hartford Global Research Fund, Class Y		2,343
14	The Hartford Growth Fund, Class Y●		272
13	The Hartford Growth Opportunities Fund, Class Y●		396
4	The Hartford International Opportunities Fund, Class Y		52
88	The Hartford International Small Company Fund, Class Y		1,150
23	The Hartford International Value Fund, Class Y		269
3	The Hartford MidCap Fund, Class Y		67
64	The Hartford MidCap Value Fund, Class Y		831
10	The Hartford Small Company Fund, Class Y		220
118	The Hartford Small/Mid Cap Equity Fund, Class Y		1,345
40	The Hartford SmallCap Growth Fund, Class Y●		1,428
198	The Hartford Value Fund, Class Y		2,438
38	The Hartford Value Opportunities Fund, Class Y		546
			21,770
	Total equity funds
	(cost $19,967)		$21,770

FIXED INCOME FUNDS - 2.4%
52	The Hartford Total Return Bond Fund, Class Y		$579

	Total fixed income funds
	(cost $570)		$579

	Total investments in affiliated investment companies
	(cost $20,537)		$22,349

EXCHANGE TRADED FUNDS - 5.1%
21	Powershares DB Commodity Index Tracking Fund ●		$609
2	SPDR Dow Jones International Real Estate		72
1	SPDR Dow Jones REIT		79
10	Vanguard MSCI Emerging Markets ETF		439
			1,199
	Total exchange traded funds
	(cost $1,164)		$1,199

	Total long-term investments (cost $21,701)		$23,548

	Total investments
	(cost $21,701) ▲	99.9%	$23,548
	Other assets and liabilities	0.1%	20
	Total net assets	100.0%	$23,568

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $21,756 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,934
Unrealized Depreciation	(142)
Net Unrealized Appreciation	$1,792

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$22,349	$22,349	$–	$–
Exchange Traded Funds	1,199	1,199	–	–
Total	$23,548	$23,548	$–	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,164)	$1,199
Investments in underlying affiliated funds, at market value (cost $20,537)	22,349
Receivables:
Fund shares sold	46
Dividends and interest	2
Other assets	27
Total assets	23,623
Liabilities:
Payables:
Investment securities purchased	46
Investment management fees	1
Administrative fees	1
Distribution fees	1
Accrued expenses	6
Total liabilities	55
Net assets	$23,568
Summary of Net Assets:
Capital stock and paid-in-capital	$21,552
Undistributed net investment income	2
Accumulated net realized gain	167
Unrealized appreciation of investments	1,847
Net assets	$23,568

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.12
Shares outstanding	897
Net assets	$12,674
Class R4: Net asset value per share	$14.18
Shares outstanding	680
Net assets	$9,649
Class R5: Net asset value per share	$14.19
Shares outstanding	88
Net assets	$1,245

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$11
Dividends from underlying affiliated funds	135
Total investment income	146

Expenses:
Investment management fees	15
Administrative services fees	17
Transfer agent fees	—
Distribution fees
Class R3	27
Class R4	9
Custodian fees	—
Accounting services fees	1
Registration and filing fees	18
Board of Directors' fees	—
Audit fees	5
Other expenses	4
Total expenses (before waivers)	96
Expense waivers	(65)
Total waivers	(65)
Total expenses, net	31
Net Investment Income	115
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	80
Net realized gain on investments in underlying affiliated funds	143
Net Realized Gain on Investments	223
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	1,506
Net unrealized appreciation of investments	37
Net Changes in Unrealized Appreciation of Investments	1,543
Net Gain on Investments	1,766
Net Increase in Net Assets Resulting from Operations	$1,881

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2050 Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$115	$86
Net realized gain on investments	223	714
Net unrealized appreciation (depreciation) of investments	1,543	(882)
Net Increase (Decrease) In Net Assets Resulting From Operations	1,881	(82)
Distributions to Shareholders:
From net investment income
Class R3	(78)	(26)
Class R4	(69)	(25)
Class R5	(12)	(11)
Total from net investment income	(159)	(62)
From net realized gain on investments
Class R3	(425)	(62)
Class R4	(290)	(53)
Class R5	(51)	(23)
Total from net realized gain on investments	(766)	(138)
Total distributions	(925)	(200)
Capital Share Transactions:
Class R3	3,202	5,332
Class R4	3,061	3,290
Class R5	116	(343)
Net increase from capital share transactions	6,379	8,279
Net Increase In Net Assets	7,335	7,997
Net Assets:
Beginning of period	16,233	8,236
End of period	$23,568	$16,233
Undistributed (distribution in excess of) net investment income (loss)	$2	$46

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2050 Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class
11

The Hartford Target Retirement 2050 Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$71	$29
Long-Term Capital Gains ‡	129	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$46
Undistributed Long-Term Capital Gain	765
Unrealized Appreciation *	249
Total Accumulated Earnings	$1,060

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$4
Accumulated Net Realized Gain (Loss)	(4)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.
13

The Hartford Target Retirement 2050 Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective June 4, 2012, the rates of compensation to be paid to HIFSCO for investment management services rendered will be revised. The new rates of compensation will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012,

14

HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	59	9%
Class R5	68	77

7.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$7,142
Sales Proceeds Excluding U.S. Government Obligations	1,488

15

The Hartford Target Retirement 2050 Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	259	41	(61)	—	239	600	6	(218)	—	388
Amount	$3,538	$503	$(839)	$—	$3,202	$8,427	$88	$(3,183)	$—	$5,332
Class R4
Shares	238	29	(40)	—	227	347	6	(135)	—	218
Amount	$3,246	$359	$(544)	$—	$3,061	$4,996	$78	$(1,784)	$—	$3,290
Class R5
Shares	5	5	(1)	—	9	11	3	(43)	—	(29)
Amount	$60	$63	$(7)	$—	$116	$159	$34	$(536)	$—	$(343)
Total
Shares	502	75	(102)	—	475	958	15	(396)	—	577
Amount	$6,844	$925	$(1,390)	$—	$6,379	$13,582	$200	$(5,503)	$—	$8,279

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

12.	Subsequent Events:

On March 27, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund from Hartford Investment Management to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on or about June 4, 2012.

17

The Hartford Target Retirement 2050 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
R3	$13.61	$0.07	$–	$1.18	$1.25	$(0.11)	$(0.63)	$–	$(0.74)	$0.51	$14.12
R4	13.68	0.09	–	1.18	1.27	(0.14)	(0.63)	–	(0.77)	0.50	14.18
R5	13.69	0.10	–	1.18	1.28	(0.15)	(0.63)	–	(0.78)	0.50	14.19

For the Year Ended October 31, 2011 (E)
R3	13.42	0.06	–	0.42	0.48	(0.07)	(0.22)	–	(0.29)	0.19	13.61
R4	13.46	0.10	–	0.43	0.53	(0.09)	(0.22)	–	(0.31)	0.22	13.68
R5	13.47	0.12	–	0.41	0.53	(0.09)	(0.22)	–	(0.31)	0.22	13.69

For the Year Ended October 31, 2010
R3	11.58	0.06	–	1.84	1.90	(0.06)	–	–	(0.06)	1.84	13.42
R4	11.61	0.09	–	1.85	1.94	(0.09)	–	–	(0.09)	1.85	13.46
R5	11.61	0.10	–	1.85	1.95	(0.09)	–	–	(0.09)	1.86	13.47

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.12	–	1.57	1.69	(0.11)	–	–	(0.11)	1.58	11.58
R4	10.00	0.15	–	1.57	1.72	(0.11)	–	–	(0.11)	1.61	11.61
R5	10.00	0.16	–	1.56	1.72	(0.11)	–	–	(0.11)	1.61	11.61

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

10.02	%(F)	$12,674	1.15	%(G)	0.46	%(G)	0.46	%(G)	1.06	%(G)	8%
10.15	(F)	9,649	0.84	(G)	0.16	(G)	0.16	(G)	1.32	(G)	–
10.20	(F)	1,245	0.55	(G)	0.11	(G)	0.11	(G)	1.51	(G)	–

3.57		8,955	1.28		0.47		0.47		0.46		55
3.95		6,201	0.98		0.17		0.17		0.73		–
3.97		1,077	0.68		0.12		0.12		0.82		–

16.46		3,619	1.79		0.42		0.42		0.44		19
16.78		3,161	1.49		0.12		0.12		0.84		–
16.90		1,456	1.20		0.07		0.07		0.82		–

17.18		1,285	2.42		0.39		0.39		1.23		8
17.54		1,262	2.13		0.09		0.09		1.53		–
17.55		1,190	1.83		0.04		0.04		1.56		–

19

The Hartford Target Retirement 2050 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2050 Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2050 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,100.20	$2.40	$1,000.00	$1,022.57	$2.32	0.46%	182	366
Class R4	$1,000.00	$1,101.50	$0.84	$1,000.00	$1,024.07	$0.81	0.16	182	366
Class R5	$1,000.00	$1,102.00	$0.57	$1,000.00	$1,024.32	$0.55	0.11	182	366

23

The Hartford Target Retirement 2050 Fund

Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Target Retirement 2050 Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including managing target date portfolios and constructing target date glidepaths.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team, as well as differences in Wellington Management’s investment process in constructing the Fund’s glidepath.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the

24

written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to the Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

25

The Hartford Target Retirement 2050 Fund

Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR5012 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Total Return Bond Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Total Return Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Total Return Bond Fund inception 07/22/1996

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Total Return Bond A#	3.30%	6.43%	4.75%	5.05%
Total Return Bond A##		1.64%	3.79%	4.57%
Total Return Bond B#	2.85%	5.59%	3.98%	NA *
Total Return Bond B##		0.59%	3.64%	NA *
Total Return Bond C#	2.82%	5.55%	3.97%	4.32%
Total Return Bond C##		4.55%	3.97%	4.32%
Total Return Bond I#	3.44%	6.73%	5.05%	5.23%
Total Return Bond R3#	3.09%	6.10%	4.53%	5.14%
Total Return Bond R4#	3.25%	6.43%	4.79%	5.28%
Total Return Bond R5#	3.40%	6.75%	5.08%	5.44%
Total Return Bond Y#	3.46%	6.87%	5.16%	5.50%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.37%	5.71%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Total Return Bond Fund

Manager Discussion

April 30, 2012 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA	Lucius T. Hill III	Campe Goodman, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Total Return Bond Fund returned 3.30%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 2.44% for the same period. The Fund also outperformed the 3.16% return of the average fund in the Lipper Intermediate Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Within fixed-income markets, High Yield Bonds and Corporate Bonds rose during the period. High Yield securities and Investment-Grade Corporate Securities, as measured by the Barclays Capital High Yield (2% issuer cap) and Barclays Capital Corporate indices, gained 6.91% and 3.64% respectively. Positive investor sentiment across capital markets, coupled with strong technical conditions in the bond market, fueled the rally.  The same positive macro factors, better than expected economic data, and earnings momentum drove risk assets, including High Yield, higher than lower risk assets such as U.S. Treasuries or corporate bonds. During the period, the Barclays Capital U.S. Aggregate Bond Index rose by 2.44% led by the higher risk assets and longer duration securities within the index.

The Fund’s outperformance can be attributed to several factors. The Fund earned positive returns from tactical long-duration positioning compared against the benchmark. In anticipation of further stress in Europe, the Fund benefitted by underweighting (i.e. the Fund’s position was less than the benchmark position) European financial securities. With what seem to be the markets pricing in significant risk, the Fund marginally added to overweights (i.e. the Fund’s sector position was greater than the benchmark position) in High Yield and Investment Grade Corporate Debt. Valuations in these and other risk sectors helped the Fund’s performance during the period.

On March 5, 2012, Wellington Management Company, LLP (Wellington) became sub-adviser of the Fund replacing Hartford Investment Management Company. The Fund’s principal investment strategy did not change as a result of the transition, although certain enhancements were made in order to increase the Fund’s investment flexibility.

What is the outlook?

We believe the U.S. economy is expanding at a moderate pace. Therefore, we have a pro-cyclical risk posture. However, from a duration perspective we had a neutral bias at the end of the period as we believe that rates will stay low for an extended period and that QE3 (quantitative easing) is unlikely in the near-term.

As of the end of the period, we continue to be positioned with an underweight to the government sector, as we believe that there are more compelling opportunities in other sectors. We are overweight the credit sector due to what we believe are strong credit fundamentals. Financial companies have de-levered significantly and communications issuers have solid balance sheets. We continue to favor financial and communications issuers. Within high yield credit we have an up-in-quality bias and favor BB (credit rated) issuers. Within the MBS (Mortgage Backed Securities) sector, we believe that rate volatility will be contained and valuations are attractive. As a result we are positioned with an overweight to the agency pass-through sector. In the CMBS (Commercial Mortgage Backed Securities) market, we continue to believe that there is strong collateralization in senior CMBS tranches and are positioned with a modest overweight relative to the benchmark. Within ABS (Asset Backed Securities), we favor the consumer sectors as we believe their structure provides select opportunities. We continue to evaluate non-dollar opportunities, but as of the end of the period do not have any non-dollar securities.

3

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

Distribution by Credit Quality
as of April 30, 2012
Credit Rating *	Percentage of Net Assets
Aaa / AAA	2.1%
Aa / AA	2.8
A	12.4
Baa / BBB	15.8
Ba / BB	5.1
B	2.5
Caa / CCC or Lower	2.6
Unrated	0.5
U.S. Government Agencies and Securities	66.8
Non Debt Securities and Other Short-Term Instruments	15.4
Other Assets & Liabilities	(26.0)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of April 30, 2012
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.1%
Administrative Waste Management and Remediation	0.0
Agriculture, Forestry, Fishing and Hunting	0.0
Air Transportation	0.0
Arts, Entertainment and Recreation	2.1
Beverage and Tobacco Product Manufacturing	0.9
Chemical Manufacturing	1.2
Computer and Electronic Product Manufacturing	0.4
Construction	0.1
Fabricated Metal Product Manufacturing	0.1
Finance and Insurance	22.8
Food Manufacturing	0.2
General Obligations	0.6
Health Care and Social Assistance	1.5
Higher Education (Univ., Dorms, etc.)	0.1
Information	3.4
Machinery Manufacturing	0.3
Mining	0.5
Miscellaneous	0.1
Miscellaneous Manufacturing	0.4
Motor Vehicle and Parts Manufacturing	0.4
Nonmetallic Mineral Product Manufacturing	0.1
Petroleum and Coal Products Manufacturing	2.1
Pipeline Transportation	0.5
Primary Metal Manufacturing	0.3
Printing and Related Support Activities	0.0
Professional, Scientific and Technical Services	0.2
Rail Transportation	0.0
Real Estate, Rental and Leasing	0.6
Retail Trade	1.3
Tax Allocation	0.1
Transportation Equipment Manufacturing	0.1
Utilities	1.7
Utilities - Electric	0.3
Utilities - Water and Sewer	0.2
Wholesale Trade	0.6
Total	43.3%
Equity Securities
Automobiles & Components	0.0
Banks	0.0
Total	0.0%
Foreign Government Obligations	0.5
Put Options Purchased	0.0
U.S. Government Agencies	54.0
U.S. Government Securities	12.3
Short-Term Investments	15.9
Other Assets and Liabilities	(26.0)
Total	100.0%

4

The Hartford Total Return Bond Fund

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.3%
	Finance and Insurance - 8.3%
	Ally Automotive Receivables Trust
$950	3.00%, 10/15/2015 ■	$964
2,420	3.38%, 09/15/2017 ■	2,498
2,440	3.61%, 08/15/2016 ■	2,550
	Banc of America Commercial Mortgage, Inc.
3,500	5.36%, 10/10/2045	3,858
	Banc of America Funding Corp.
3,515	0.54%, 05/20/2047 Δ	2,200
5,033	5.77%, 05/25/2037	3,995
	Bank of America Automotive Trust
3,400	3.03%, 10/15/2016 ■	3,438
	BCAP LLC Trust
2,203	0.42%, 03/25/2037 Δ	1,305
	Bear Stearns Adjustable Rate Mortgage Trust
4,907	2.25%, 08/25/2035 Δ	4,514
	Bear Stearns Commercial Mortgage Securities, Inc.
1,585	5.54%, 10/12/2041	1,806
12,044	15.00%, 11/11/2041 - 07/11/2042 ►	51
	Carnow Automotive Receivables Trust
1,250	2.09%, 08/15/2013 ■	1,250
	Chase Issuance Trust
2,660	5.12%, 10/15/2014	2,718
	Citibank Credit Card Issuance Trust
3,765	6.30%, 06/20/2014	3,793
	Citigroup/Deutsche Bank Commercial Mortgage Trust
5,200	5.32%, 12/11/2049	5,761
3,251	5.40%, 12/11/2049 ☼	1,848
	CNH Equipment Trust
1,250	2.97%, 05/15/2017	1,290
	Commercial Mortgage Loan Trust
5,080	6.20%, 09/10/2017 Δ	5,775
	Commercial Mortgage Pass-Through Certificates
11,632	5.30%, 07/10/2046 ■►	1,082
	Consumer Portfolio Services, Inc.
270	5.01%, 02/15/2016 ■	270
	Countrywide Asset-Backed Certificates
6,970	0.48%, 02/25/2037 Δ	1,914
	Countrywide Home Loans, Inc.
1,422	2.97%, 04/20/2036 Δ	689
5,563	6.00%, 10/25/2037	5,239
	Credit Acceptance Automotive Loan Trust
2,240	3.12%, 03/16/2020 ■	2,247
	CS First Boston Mortgage Securities Corp.
2,580	5.50%, 06/25/2035	2,305
	Cwcapital Cobalt Series 2006-C1, Class A4
5,180	5.22%, 08/15/2048 ☼	5,674
	DBUBS Mortgage Trust
2,135	4.54%, 05/12/2021 ■	2,240
11,717	4.89%, 01/01/2021 ■►	655
	Fieldstone Mortgage Investment Corp.
1,515	0.58%, 04/25/2047 Δ	599
	Ford Credit Automotive Owner Trust
1,560	3.21%, 07/15/2017	1,624
710	5.53%, 05/15/2016 ■	758
	Ford Credit Automotive Owner Trust Series 2010B, Class B
1,500	2.54%, 02/15/2016	1,557
	Ford Credit Floorplan Master Owner Trust
2,600	1.50%, 09/15/2015	2,623
	FREMF Mortgage Trust
2,435	4.59%, 11/25/2046 ■Δ	2,431
	GE Business Loan Trust
1,398	1.24%, 05/15/2034 ■Δ	515
	GE Capital Credit Card Master Note Trust
1,490	2.21%, 06/15/2016	1,517
	GMAC Mortgage Corp. Loan Trust
2,435	4.90%, 09/19/2035 Δ	2,070
	Goldman Sachs Mortgage Securities Corp. II
1,823	5.56%, 11/10/2039	2,067
	Harley-Davidson Motorcycle Trust
1,780	2.12%, 08/15/2017	1,794
	Hyundai Automotive Receivables Trust
2,850	2.27%, 02/15/2017	2,924
	Indymac Index Mortgage Loan Trust
1,632	2.51%, 01/25/2036 Δ	1,251
943	2.59%, 08/25/2035 Δ	497
5,942	2.81%, 03/25/2036 Δ	3,161
	JP Morgan Automotive Receivable Trust
53	12.85%, 07/15/2012 ■	52
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,705	5.28%, 01/12/2043 Δ	1,866
5,205	5.34%, 05/15/2047	5,734
1,285	5.44%, 06/12/2047 Δ	1,440
2,590	5.57%, 06/12/2041 Δ	2,793
6,826	6.07%, 02/12/2051	7,260
	JP Morgan Mortgage Trust
1,790	5.03%, 09/25/2035 Δ	1,498
	LB-UBS Commercial Mortgage Trust
5,165	5.43%, 02/15/2040	5,705
16,147	12.00%, 09/15/2039 ►	153
	Lehman Brothers Small Balance Commercial
396	5.52%, 09/25/2030 ■	327
122	5.62%, 09/25/2036 ■	123
	Merrill Lynch Mortgage Investors Trust
5,680	0.50%, 03/25/2037 Δ	2,040
831	2.70%, 07/25/2035 Δ	566
	Merrill Lynch Mortgage Trust
2,284	5.20%, 09/12/2042	2,472
	Merrill Lynch/Countrywide Commercial Mortgage Trust
5,160	5.74%, 06/12/2050 Δ	5,578
15,060	15.00%, 07/12/2046 ►	236
	Morgan Stanley Capital I
44,294	4.39%, 09/15/2047 ■►	1,697
	National Credit Union Administration
2,011	1.84%, 10/07/2020 Δ	2,036
	Option One Mortgage Loan Trust
1,095	0.49%, 03/25/2037 Δ	400
	Prestige Automotive Receivables Trust
1,685	2.49%, 04/16/2018 ■	1,697
	Residential Asset Securities Corp.
6,830	0.48%, 08/25/2036 Δ	1,469

The accompanying notes are an integral part of these financial statements.

5

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.3% - (continued)
	Finance and Insurance - 8.3% - (continued)
	Residential Funding Mortgage Securities, Inc.
$3,692	6.00%, 07/25/2037	$3,114
	Soundview Home Equity Loan Trust, Inc.
3,520	0.49%, 06/25/2036 Δ	1,527
6,810	0.52%, 05/25/2036 Δ	2,815
	Structured Adjustable Rate Mortgage Loan Trust
840	0.54%, 09/25/2034 Δ	577
	Wachovia Bank Commercial Mortgage Trust
3,600	5.74%, 06/15/2049 Δ	3,904
5,100	5.77%, 07/15/2045 Δ	5,767
	Wells Fargo Alternative Loan Trust
2,503	6.25%, 11/25/2037	2,276
	Wells Fargo Mortgage Backed Securities Trust
1,508	5.19%, 10/25/2035 Δ	1,448
		163,887

	Total asset & commercial mortgage backed securities
	(cost $162,588)	$163,887

CORPORATE BONDS - 32.9%
	Accommodation and Food Services - 0.1%
	Wynn Las Vegas LLC
$495	5.38%, 03/15/2022 ■	$485
2,100	7.75%, 08/15/2020	2,321
		2,806
	Administrative Waste Management and Remediation - 0.0%
	Iron Mountain, Inc.
501	7.75%, 10/01/2019	546

	Agriculture, Forestry, Fishing and Hunting - 0.0%
	American Seafood Group LLC
284	10.75%, 05/15/2016 ■	257

	Air Transportation - 0.0%
	US Airways Group, Inc.
262	6.25%, 04/22/2023	270

	Arts, Entertainment and Recreation - 2.0%
	CCO Holdings LLC
114	7.38%, 06/01/2020	124
	Cenveo, Inc.
657	8.88%, 02/01/2018	604
	DirecTV Holdings LLC
4,430	3.80%, 03/15/2022 ■	4,410
1,820	5.00%, 03/01/2021	1,990
3,590	7.63%, 05/15/2016 ‡	3,727
	Fidelity National Information Services, Inc.
660	5.00%, 03/15/2022 ■	660
	First Data Corp.
829	10.55%, 09/24/2015 Þ	844
	Liberty Media Corp.
1,761	8.25%, 02/01/2030	1,792
	NAI Entertainment Holdings LLC
340	8.25%, 12/15/2017 ■	375
	National CineMedia LLC
65	6.00%, 04/15/2022 ■	66
	NBC Universal Media LLC
1,580	3.65%, 04/30/2015	1,690
2,075	5.15%, 04/30/2020	2,388
1,554	5.95%, 04/01/2041	1,816
	News America, Inc.
3,430	4.50%, 02/15/2021 ‡	3,705
	Time Warner Entertainment Co., L.P.
3,190	8.38%, 07/15/2033 ‡	4,276
	Time Warner, Inc.
1,650	6.10%, 07/15/2040	1,879
3,315	6.25%, 03/29/2041 ‡	3,855
	UPC Germany GMBH
379	8.13%, 12/01/2017 ■	406
	Videotron Ltee
1,485	5.00%, 07/15/2022 ■	1,481
	Virgin Media Finance plc
1,045	5.25%, 02/15/2022	1,045
445	9.50%, 08/15/2016	498
	XM Satellite Radio, Inc.
755	7.63%, 11/01/2018 ■	823
		38,454
	Beverage and Tobacco Product Manufacturing - 0.9%
	Altria Group, Inc.
1,658	10.20%, 02/06/2039	2,656
	Anheuser-Busch InBev Worldwide, Inc.
4,125	7.75%, 01/15/2019	5,457
	Constellation Brands, Inc.
1,715	6.00%, 05/01/2022	1,805
2,405	7.25%, 05/15/2017	2,718
	Molson Coors Brewing Co.
865	3.50%, 05/01/2022 ☼	873
	Pernod-Ricard S.A.
3,655	2.95%, 01/15/2017 ■	3,719
		17,228
	Chemical Manufacturing - 1.2%
	Dow Chemical Co.
7,420	8.55%, 05/15/2019 ‡	9,839
	Ecolab, Inc.
960	2.38%, 12/08/2014 ‡	994
5,380	3.00%, 12/08/2016 ‡	5,666
1,665	4.35%, 12/08/2021 ‡	1,815
	Hexion Specialty Chemicals
660	8.88%, 02/01/2018	691
	Ineos Group Holdings plc
236	8.50%, 02/15/2016 ■	231
	LyondellBasell Industries N.V.
635	6.00%, 11/15/2021 ■	686
	Yara International ASA
2,235	7.88%, 06/11/2019 ■	2,803
		22,725
	Computer and Electronic Product Manufacturing - 0.4%
	Hewlett-Packard Co.
3,225	2.35%, 03/15/2015 ‡	3,290
	Nextel Communications, Inc.
445	7.38%, 08/01/2015	432

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.9% - (continued)
	Computer and Electronic Product Manufacturing - 0.4% - (continued)
	Seagate HDD Cayman
$2,835	6.88%, 05/01/2020	$3,040
1,055	7.75%, 12/15/2018	1,163
	Sorenson Communications
863	10.50%, 02/01/2015 ■	725
		8,650
	Construction - 0.1%
	D.R. Horton, Inc.
515	6.50%, 04/15/2016	562
	Pulte Homes, Inc.
335	7.88%, 06/15/2032	323
		885
	Fabricated Metal Product Manufacturing - 0.1%
	Anixter International, Inc.
350	5.63%, 05/01/2019	358
	Ball Corp.
1,830	5.00%, 03/15/2022	1,862
	Masco Corp.
240	5.95%, 03/15/2022	244
		2,464
	Finance and Insurance - 14.3%
	ABN Amro Bank N.V.
2,391	4.25%, 02/02/2017 ■	2,419
	Ally Financial, Inc.
1,325	5.50%, 02/15/2017	1,354
525	7.50%, 09/15/2020	585
	American Express Bank, FSB
3,463	5.55%, 10/17/2012	3,541
	American Express Centurion Bank
4,000	5.95%, 06/12/2017	4,633
	American Express Co.
2,547	5.50%, 04/16/2013	2,660
	American International Group, Inc.
1,083	3.65%, 01/15/2014	1,106
3,960	3.80%, 03/22/2017	4,090
	BAE Systems Holdings, Inc.
1,714	5.20%, 08/15/2015 ■	1,874
	Bank of America Capital II
855	8.00%, 12/15/2026	861
	Bank of America Corp.
3,860	5.65%, 05/01/2018	4,082
3,605	5.75%, 12/01/2017	3,823
8,425	6.50%, 08/01/2016	9,211
1,700	7.63%, 06/01/2019	1,959
	Barclays Bank plc
4,600	6.05%, 12/04/2017 ■	4,615
	BP Capital Markets plc
4,920	2.25%, 11/01/2016	5,062
	Capital One Financial Corp.
1,930	2.15%, 03/23/2015	1,942
1,577	3.15%, 07/15/2016	1,632
1,750	6.15%, 09/01/2016	1,935
	CDP Financial, Inc.
4,620	3.00%, 11/25/2014 ■	4,836
	Cigna Corp.
5,429	2.75%, 11/15/2016 ‡	5,543
	CIT Group, Inc.
1,114	5.50%, 02/15/2019 ■	1,145
485	6.63%, 04/01/2018 ■	527
	Citigroup, Inc.
2,655	4.45%, 01/10/2017 ‡	2,773
11,949	4.59%, 12/15/2015 ‡	12,515
3,800	6.63%, 06/15/2032	3,892
1,963	8.50%, 05/22/2019	2,439
	CNA Financial Corp.
1,934	5.75%, 08/15/2021	2,116
	Discover Financial Services, Inc.
2,600	10.25%, 07/15/2019	3,536
	Dolphin Subsidiary II, Inc.
3,825	7.25%, 10/15/2021 ■	4,246
	Fibria Overseas Finance Ltd.
1,685	7.50%, 05/04/2020 ■	1,765
	Ford Motor Credit Co.
2,920	6.63%, 08/15/2017	3,356
660	12.00%, 05/15/2015	832
	Fresenius Medical Care U.S. Finance II, Inc.
260	9.00%, 07/15/2015 ■	298
	General Electric Capital Corp.
4,508	4.38%, 09/16/2020 ‡	4,831
2,000	5.30%, 02/11/2021	2,202
4,670	5.63%, 05/01/2018 ‡	5,413
	GMAC LLC
405	8.00%, 11/01/2031	464
	Goldman Sachs Group, Inc.
5,280	5.75%, 01/24/2022 ‡	5,513
2,821	6.00%, 06/15/2020 ‡	3,018
1,900	6.45%, 05/01/2036 ‡	1,853
3,000	6.75%, 10/01/2037 ‡	2,968
	Guardian Life Insurance Co.
2,643	7.38%, 09/30/2039 ■	3,345
	HCP, Inc.
2,229	3.75%, 02/01/2016 ‡	2,328
	Health Care REIT, Inc.
2,071	3.63%, 03/15/2016	2,117
	Host Hotels & Resorts L.P.
2,565	6.00%, 11/01/2020	2,728
	HSBC Bank USA
1,721	2.38%, 02/13/2015	1,740
	HSBC Holdings plc
4,826	4.00%, 03/30/2022 ‡	4,903
2,500	6.80%, 06/01/2038 ‡	2,823
	Ineos Finance plc
400	8.38%, 02/15/2019 ■	429
740	9.00%, 05/15/2015 ■	794
	JP Morgan Chase & Co.
8,376	3.15%, 07/05/2016 ‡	8,681
5,125	4.35%, 08/15/2021 ‡	5,366
2,490	4.50%, 01/24/2022 ‡	2,652
5,480	4.75%, 03/01/2015 ‡	5,948
2,745	6.00%, 01/15/2018 ‡	3,172
	Liberty Mutual Group, Inc.
595	10.75%, 06/15/2058 ■	809
	Lloyds Banking Group plc
3,730	4.38%, 01/12/2015 ■	3,815
	Massachusetts Mutual Life Insurance Co.
1,172	8.88%, 06/01/2039 ■	1,702
	Merrill Lynch & Co., Inc.
5,295	6.05%, 05/16/2016 ‡	5,486

The accompanying notes are an integral part of these financial statements.

7

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.9% - (continued)
	Finance and Insurance - 14.3% - (continued)
	MetLife Global Funding I
$1,400	5.13%, 06/10/2014 ■	$1,512
	MetLife, Inc.
220	5.38%, 12/15/2012	226
	Morgan Stanley
6,555	3.80%, 04/29/2016 ‡	6,410
1,700	4.75%, 03/22/2017	1,697
8,000	6.25%, 08/28/2017 ‡	8,362
	Nationwide Financial Services, Inc.
1,837	5.38%, 03/25/2021 ■	1,912
	Nationwide Mutual Insurance Co.
2,650	9.38%, 08/15/2039 ■	3,388
	New York Life Global Funding
5,325	3.00%, 05/04/2015 ■	5,614
	Nordea Bank Ab
4,075	2.25%, 03/20/2015 ■	4,099
	Offshore Group Investments Ltd.
392	11.50%, 08/01/2015	429
	Penson Worldwide, Inc.
944	12.50%, 05/15/2017 ■	354
	PNC Bank NA
905	6.00%, 12/07/2017	1,048
1,163	6.88%, 04/01/2018	1,398
	Provident Funding Associates L.P.
796	10.25%, 04/15/2017 ■	810
	Prudential Financial, Inc.
3,753	3.00%, 05/12/2016	3,871
	Rabobank Netherlands
978	11.00%, 06/30/2019 ■♠	1,242
	Royal Bank of Scotland plc
2,200	3.95%, 09/21/2015	2,229
	Santander Holdings USA
1,286	4.63%, 04/19/2016 ‡	1,282
	Santander U.S. Debt S.A.
4,300	3.72%, 01/20/2015 ■	4,085
	SLM Corp.
2,855	6.25%, 01/25/2016	2,941
880	7.25%, 01/25/2022	889
1,635	8.45%, 06/15/2018	1,790
	Standard Chartered plc
1,588	3.20%, 05/12/2016 ■	1,623
	State Street Corp.
3,255	4.96%, 03/15/2018	3,449
	Teachers Insurance & Annuity Association
2,658	6.85%, 12/16/2039 ■	3,329
	UBS AG Stamford CT
1,860	2.25%, 01/28/2014	1,870
	UnitedHealth Group, Inc.
4,845	2.88%, 03/15/2022	4,841
	Wells Fargo & Co.
4,900	2.10%, 05/08/2017 ☼	4,896
4,500	4.60%, 04/01/2021	4,943
	Wells Fargo Bank NA
3,190	0.71%, 05/16/2016 Δ	3,001
	Xstrata Finance Canada Corp.
2,670	3.60%, 01/15/2017 ■	2,774
2,125	4.95%, 11/15/2021 ■	2,229
		280,846
	Food Manufacturing - 0.2%
	Wrigley Jr., William Co.
4,155	3.70%, 06/30/2014 ■	4,310

	Health Care and Social Assistance - 1.5%
	Aristotle Holding, Inc.
3,270	2.10%, 02/12/2015 ■	3,319
3,715	3.50%, 11/15/2016 ■	3,925
2,558	3.90%, 02/15/2022 ■	2,632
	Biomet, Inc.
475	10.38%, 10/15/2017 Þ	514
	CVS Caremark Corp.
3,740	8.35%, 07/10/2031 ■	4,894
	Gilead Sciences, Inc.
3,954	4.40%, 12/01/2021 ‡	4,296
	HCA, Inc.
920	7.25%, 09/15/2020	1,019
2,141	7.50%, 11/15/2095	1,683
470	8.50%, 04/15/2019	527
	Memorial Sloan-Kettering Cancer Center
1,985	5.00%, 07/01/2042 ‡	2,107
	Partners Healthcare Systems
1,180	3.44%, 07/01/2021 ‡	1,209
	Tenet Healthcare Corp.
2,599	6.25%, 11/01/2018 ■	2,703
	Valeant Pharmaceuticals International
535	7.25%, 07/15/2022 ■	534
		29,362
	Information - 3.3%
	AT&T, Inc.
3,100	5.35%, 09/01/2040 ‡	3,388
2,400	5.50%, 02/01/2018	2,831
	Audatex North America, Inc.
275	6.75%, 06/15/2018 ■	288
	CCO Holdings LLC
4,725	6.63%, 01/31/2022	4,944
	CSC Holdings LLC
320	6.75%, 11/15/2021 ■	332
	CSC Holdings, Inc.
1,000	7.63%, 07/15/2018	1,107
	Deutsche Telekom International Finance B.V.
5,795	3.13%, 04/11/2016 ■	6,005
	DISH DBS Corp.
2,000	7.88%, 09/01/2019	2,315
	Evertec, Inc.
330	11.00%, 10/01/2018	358
	Frontier Communications Corp.
443	7.88%, 01/15/2027	394
	Hughes Satelite Systems
520	6.50%, 06/15/2019	556
	Inmarsat Finance plc
210	7.38%, 12/01/2017 ■	226
	Intelsat Bermuda Ltd.
525	11.50%, 02/04/2017 Þ	547
	Intelsat Jackson Holdings S.A.
1,117	8.50%, 11/01/2019	1,231
	Kabel Baden Wurttemberg GMBH & Co.
615	7.50%, 03/15/2019 ■	656

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.9% - (continued)
	Information - 3.3% - (continued)
	Level 3 Financing, Inc.
$981	10.00%, 02/01/2018	$1,074
	Paetec Holding Corp.
293	9.88%, 12/01/2018	332
	Qwest Corp.
2,060	7.20%, 11/10/2026	2,075
1,325	7.25%, 10/15/2035	1,330
	Rogers Cable, Inc.
1,240	8.75%, 05/01/2032	1,764
	SBA Telecommunications
845	8.25%, 08/15/2019	932
	Sprint Nextel Corp.
1,630	7.00%, 03/01/2020 ■	1,663
547	9.00%, 11/15/2018 ■	602
	TCI Communications, Inc.
685	8.75%, 08/01/2015	841
	Telecom Italia Capital
854	7.18%, 06/18/2019	895
1,035	7.72%, 06/04/2038 ‡	972
	Telefonica Emisiones SAU
4,825	3.99%, 02/16/2016 ‡	4,665
2,255	4.95%, 01/15/2015 ‡	2,262
	Trilogy International Partners LLC
704	10.25%, 08/15/2016 ■	620
	UPCB Finance III Ltd.
443	6.63%, 07/01/2020 ■	450
	UPCB Finance VI Ltd.
1,335	6.88%, 01/15/2022 ■	1,372
	Verizon Communications, Inc.
2,870	3.50%, 11/01/2021	3,003
	Verizon Virginia, Inc.
6,870	4.63%, 03/15/2013	7,104
	Videotron Ltee
380	9.13%, 04/15/2018	420
	Vivendi S.A.
3,605	2.40%, 04/10/2015 ■	3,577
	Windstream Corp.
670	7.50%, 04/01/2023	695
1,890	7.88%, 11/01/2017	2,088
		63,914
	Machinery Manufacturing - 0.3%
	Case New Holland, Inc.
4,305	7.88%, 12/01/2017	5,015

	Mining - 0.5%
	FMG Resources Pty Ltd.
416	6.00%, 04/01/2017 ■	423
542	7.00%, 11/01/2015 ■	561
286	8.25%, 11/01/2019 ■	310
	Peabody Energy Corp.
575	6.00%, 11/15/2018 ■	584
1,372	6.50%, 09/15/2020	1,410
	Rio Tinto Finance USA Ltd.
1,935	9.00%, 05/01/2019	2,653
	Southern Copper Corp.
1,825	6.75%, 04/16/2040 ‡	2,015
	Teck Resources Ltd.
1,635	10.75%, 05/15/2019 ‡	2,023
		9,979
	Miscellaneous Manufacturing - 0.4%
	BE Aerospace, Inc.
100	5.25%, 04/01/2022	102
821	6.88%, 10/01/2020	909
	Bombardier, Inc.
1,370	7.75%, 03/15/2020 ■	1,531
	Owens-Brockway
835	7.38%, 05/15/2016	943
	Reynolds Group Issuer, Inc.
2,120	7.88%, 08/15/2019 ■	2,290
640	9.00%, 04/15/2019 ■	643
	Textron, Inc.
2,125	4.63%, 09/21/2016	2,274
		8,692
	Motor Vehicle and Parts Manufacturing - 0.2%
	Daimler Finance NA LLC
2,090	2.63%, 09/15/2016 ■	2,161
	Ford Motor Co.
590	7.50%, 08/01/2026	670
	TRW Automotive, Inc.
605	3.50%, 12/01/2015	1,045
		3,876
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Silgan Holdings, Inc.
2,315	5.00%, 04/01/2020 ■	2,338

	Petroleum and Coal Products Manufacturing - 2.1%
	Alpha Natural Resources, Inc.
490	6.00%, 06/01/2019	458
	Anadarko Petroleum Corp.
1,495	6.38%, 09/15/2017	1,777
	Chesapeake Energy Corp.
2,757	6.78%, 03/15/2019	2,681
403	6.88%, 08/15/2018	399
	CNOOC Finance 2012 Ltd.
1,660	3.88%, 05/02/2022 ■☼	1,661
	Concho Resources, Inc.
1,250	7.00%, 01/15/2021	1,359
	Continental Resources, Inc.
915	5.00%, 09/15/2022 ■	929
	Ferrellgas Partners L.P.
326	6.50%, 05/01/2021	298
	Hornbeck Offshore Services, Inc.
1,565	5.88%, 04/01/2020 ■	1,561
	Newfield Exploration Co.
2,555	5.75%, 01/30/2022 ‡	2,721
	Noble Corp.
1,055	2.50%, 03/15/2017 ‡	1,071
	Pemex Project Funding Master Trust
2,575	6.63%, 06/15/2035	3,019
	Petrobras International Finance Co.
1,065	2.88%, 02/06/2015	1,088
1,740	3.88%, 01/27/2016	1,822
1,205	5.38%, 01/27/2021	1,320
4,955	5.75%, 01/20/2020 ‡	5,531
	Sempra Energy
2,096	6.50%, 06/01/2016 ‡	2,494
	Transocean, Inc.
4,790	1.50%, 12/15/2037 ۞‡	4,742
1,820	6.38%, 12/15/2021	2,131

The accompanying notes are an integral part of these financial statements.

9

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.9% - (continued)
	Petroleum and Coal Products Manufacturing - 2.1% - (continued)
	Valero Energy Corp.
$2,086	9.38%, 03/15/2019	$2,758
	WPX Energy, Inc.
570	6.00%, 01/15/2022 ■	554
		40,374
	Pipeline Transportation - 0.5%
	El Paso Corp.
661	7.80%, 08/01/2031	754
	Energy Transfer Equity L.P.
2,313	7.50%, 10/15/2020	2,562
	Kinder Morgan Energy Partners L.P.
2,480	6.85%, 02/15/2020	2,999
	Kinder Morgan Finance Co.
1,730	6.00%, 01/15/2018 ■	1,816
	TransCanada Pipelines Ltd.
1,769	7.25%, 08/15/2038 ‡	2,504
		10,635
	Primary Metal Manufacturing - 0.3%
	ArcelorMittal
1,630	9.00%, 02/15/2015	1,867
3,080	9.85%, 06/01/2019	3,723
	Novelis, Inc.
400	8.75%, 12/15/2020	441
		6,031
	Printing and Related Support Activities - 0.0%
	Sheridan (The) Group, Inc.
564	12.50%, 04/15/2014	477

	Professional, Scientific and Technical Services - 0.2%
	IBM Corp.
3,370	1.95%, 07/22/2016 ‡	3,479
	Lamar Media Corp.
535	5.88%, 02/01/2022 ■	550
		4,029
	Rail Transportation - 0.0%
	RailAmerica, Inc.
53	9.25%, 07/01/2017	56

	Real Estate, Rental and Leasing - 0.6%
	Air Lease Corp.
1,015	5.63%, 04/01/2017 ■	990
	ERAC USA Finance Co.
2,605	6.38%, 10/15/2017 ■	3,042
	International Lease Finance Corp.
5,560	5.88%, 04/01/2019	5,461
674	8.88%, 09/01/2017	758
	United Rental Financing Escrow Corp.
60	5.75%, 07/15/2018 ■	62
110	7.38%, 05/15/2020 ■	115
109	7.63%, 04/15/2022 ■	115
	United Rentals North America, Inc.
510	8.38%, 09/15/2020	537
		11,080
	Retail Trade - 1.2%
	Ahold Lease USA, Inc.
4,047	8.62%, 01/02/2025	4,887
	Amerigas Partners L.P.
640	6.25%, 08/20/2019	646
	AutoNation, Inc.
1,170	5.50%, 02/01/2020	1,193
	AutoZone, Inc.
7,564	3.70%, 04/15/2022	7,697
	Building Materials Corp.
496	7.50%, 03/15/2020 ■	528
	Energy Transfer Partners
3,425	4.65%, 06/01/2021 ‡	3,544
2,590	6.50%, 02/01/2042 ‡	2,745
	Liz Claiborne, Inc.
585	10.50%, 04/15/2019 ■	657
	QVC, Inc.
1,635	7.50%, 10/01/2019 ■	1,799
		23,696
	Transportation Equipment Manufacturing - 0.1%
	Huntington Ingalls Industries, Inc.
1,710	6.88%, 03/15/2018	1,808

	Utilities - 1.7%
	AES (The) Corp.
375	9.75%, 04/15/2016	443
	AES El Salvador Trust
800	6.75%, 02/01/2016 §	802
	Calpine Corp.
935	7.50%, 02/15/2021 ■	1,001
305	7.50%, 02/15/2021 §	326
981	7.88%, 01/15/2023 ■	1,057
	CenterPoint Energy, Inc.
2,775	6.85%, 06/01/2015	3,150
	Commonwealth Edison Co.
3,516	5.80%, 03/15/2018 ‡	4,250
	Dominion Resources, Inc.
1,280	1.95%, 08/15/2016	1,303
1,185	4.90%, 08/01/2041	1,290
	Intergen N.V.
1,035	9.00%, 06/30/2017 ■	1,062
	LG & E & KU Energy LLC
2,995	2.13%, 11/15/2015	3,020
	MidAmerican Energy Holdings Co.
3,935	8.48%, 09/15/2028 ‡	5,759
	Northeast Utilities
1,450	5.65%, 06/01/2013	1,522
	Pacific Gas & Electric Energy Recovery Funding LLC
2,453	8.25%, 10/15/2018	3,304
	PSEG Power
1,287	5.00%, 04/01/2014	1,371
	Virginia Electric & Power Co.
2,627	5.10%, 11/30/2012	2,696
		32,356
	Wholesale Trade - 0.6%
	Everest Acquisition LLC
1,555	9.38%, 05/01/2020 ■	1,656
	International Paper Co.
1,450	4.75%, 02/15/2022	1,548
	SABMiller Holdings, Inc.
3,425	2.45%, 01/15/2017 ■	3,508
3,385	3.75%, 01/15/2022 ■	3,520

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.9% - (continued)
	Wholesale Trade - 0.6% - (continued)
	SABMiller plc
$985	4.95%, 01/15/2042 ■	$1,047
		11,279
	Total corporate bonds
	(cost $611,616)	$644,438

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
	Mexico - 0.2%
	United Mexican States
$3,174	4.75%, 03/08/2044	$3,263

	Qatar - 0.1%
	Qatar (State of)
1,600	3.13%, 01/20/2017 ■	1,650

	Russia - 0.2%
	Russian Federation Government
4,400	3.25%, 04/04/2017 ■	4,460

	Total foreign government obligations
	(cost $9,109)	$9,373

MUNICIPAL BONDS - 1.4%
	General Obligations - 0.6%
	California State GO
$1,420	7.50%, 04/01/2034	$1,818
1,230	7.60%, 11/01/2040	1,629
	California State GO, Taxable
4,785	7.55%, 04/01/2039	6,264
	Oregon State GO
1,250	4.76%, 06/30/2028	1,454
		11,165
	Higher Education (Univ., Dorms, etc.) - 0.1%
	Curators University, System Facs Rev Build America Bonds
950	5.79%, 11/01/2041	1,251

	Miscellaneous - 0.1%
	Colorado Bridge Enterprise Rev Build America Bond
1,675	6.08%, 12/01/2040	2,127

	Tax Allocation - 0.1%
	Regional Transportation Dist
2,180	5.84%, 11/01/2050	2,860

	Utilities - Electric - 0.3%
	Municipal Elec Auth Georgia
4,510	6.64%, 04/01/2057	5,123

	Utilities - Water and Sewer - 0.2%
	San Francisco City & County Public Utilities Commission
3,515	6.00%, 11/01/2040	4,230

	Total municipal bonds
	(cost $23,939)	$26,756

SENIOR FLOATING RATE INTERESTS ♦ - 0.7%
	Air Transportation - 0.0%
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
$757	4.24%, 11/29/2013	$746

	Arts, Entertainment and Recreation - 0.1%
	Kabel Deutschland Holding AG
930	4.25%, 01/20/2019 ☼	929

	Finance and Insurance - 0.2%
	Asurion Corp., Second Lien Term Loan
501	9.00%, 05/24/2019	508
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
92	8.75%, 12/17/2017	91
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
218	8.75%, 12/17/2017	216
	Chrysler Group LLC
3,328	6.00%, 05/24/2017	3,386
		4,201
	Information - 0.1%
	WideOpenWest Finance LLC, Second Lien Term Loan
1,789	6.49%, 06/29/2015 Þ	1,771

	Motor Vehicle and Parts Manufacturing - 0.2%
	General Motors Co.
3,580	0.38%, 10/27/2015 ◊☼	3,206

	Retail Trade - 0.1%
	Easton-Bell Sports, Inc.
2,089	11.50%, 12/31/2015 Þ	2,068

	Total senior floating rate interests
	(cost $13,154)	$12,921

U.S. GOVERNMENT AGENCIES - 54.0%
	Federal Home Loan Mortgage Corporation - 5.6%
$7,900	3.50%, 05/15/2041 ☼	$8,188
11,975	4.00%, 08/01/2025	12,834
14,146	4.99%, 08/25/2018 ►	1,490
32,880	5.00%, 10/25/2020 ►	732
66,905	5.50%, 02/01/2037 - 05/15/2039 ☼	72,953
8,904	6.00%, 01/01/2023 - 06/01/2038	9,850
4,985	10.05%, 05/15/2037 ►	804
21,738	13.08%, 01/15/2041 ►	3,558
		110,409
	Federal National Mortgage Association - 29.9%
46,200	3.00%, 05/15/2027 ☼	48,207
50,164	3.50%, 11/01/2026 - 05/15/2041 ☼	52,312
305,425	4.00%, 06/01/2025 - 10/01/2041 ☼	323,565
10,481	4.50%, 08/01/2024 - 08/01/2040	11,272
67,964	5.00%, 04/01/2018 - 04/25/2038	73,881
34,429	5.50%, 01/01/2017 - 11/01/2037	37,867
31,713	6.00%, 03/01/2013 - 05/15/2040 ☼	35,164
414	7.00%, 10/01/2037	479
114	7.50%, 12/01/2029 - 09/01/2031	138
9,925	9.70%, 10/25/2036 ►	1,752
6,550	16.64%, 11/25/2039 ►	1,366
		586,003

The accompanying notes are an integral part of these financial statements.

11

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. GOVERNMENT AGENCIES - 54.0% - (continued)
	Government National Mortgage Association - 18.5%
$8,500	3.50%, 05/15/2041 ☼	$8,953
74,895	4.00%, 08/20/2040 - 01/15/2041 ☼	81,243
155,339	4.50%, 05/15/2040 - 10/20/2040 ╦‡	170,405
55,580	5.00%, 05/15/2039 - 06/20/2040 ☼	61,724
12,923	5.50%, 05/15/2033 - 05/15/2039 ☼	14,448
22,000	6.00%, 05/15/2039 ☼	24,826
1,213	6.50%, 09/15/2028 - 07/15/2032	1,415
		363,014
	Total U.S. government agencies
	(cost $1,034,301)	$1,059,426

U.S. GOVERNMENT SECURITIES - 12.3%
U.S. Treasury Securities - 12.3%
	U.S. Treasury Bonds - 6.7%
$203	2.00%, 11/15/2021 ‡	$205
27,086	3.13%, 11/15/2041 ‡	27,171
544	3.75%, 08/15/2041 ‡	614
15,802	4.38%, 05/15/2041 ‡	19,819
17,076	4.75%, 02/15/2041 ‡	22,692
31,982	5.38%, 02/15/2031 ‡	44,665
10,325	6.25%, 05/15/2030 ‡	15,672
		130,838
	U.S. Treasury Notes - 5.6%
14,636	0.25%, 10/31/2013 - 01/31/2014 ‡	14,638
37,759	0.38%, 10/31/2012 ‡	37,799
14,013	2.00%, 02/15/2022 ‡	14,118
39,025	3.13%, 04/30/2017 ‡	43,403
		109,958
		240,796
	Total U.S. government securities
	(cost $235,770)	$240,796

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Interest Rate Contracts - 0.0%
	EURO 3-Year Mid-Curve
—	Expiration: 12/14/2012, Exercise Rate: $98.00	$143

	Total put options purchased
	(cost $238)	$143

Shares or Principal Amount		Market Value ╪
PREFERRED STOCKS - 0.0%
	Automobiles & Components - 0.0%
24	General Motors Co., 4.75% ۞	$954

	Banks - 0.0%
85	Federal Home Loan Mortgage Corp.	106
—	US Bancorp	366
		472
	Total preferred stocks
	(cost $3,578)	$1,426

	Total long-term investments
	(cost $2,094,293)	$2,159,166

SHORT-TERM INVESTMENTS - 15.9%
Repurchase Agreements - 15.4%
Bank of America Merrill Lynch TriParty
Joint Repurchase Agreement (maturing on
05/01/2012 in the amount of $74,829,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $76,325)
$74,829	0.20%, 04/30/2012		$74,829
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in
the amount of $100,242, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $102,246)
100,241	0.20%, 04/30/2012		100,241
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $39,592, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $40,384)
39,592	0.21%, 04/30/2012		39,592
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in
the amount of $32,787, collateralized by
FFCB 0.27% - 5.38%, 2012 - 2020, FHLB
0.88% - 1.38%, 2013 - 2014, FHLMC
4.00% - 6.00%, 2014 - 2041, FNMA
4.00% - 4.50%, 2025 - 2042, value of
	$33,443)
32,787	0.19%, 04/30/2012		32,787
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $38, collateralized by U.S. Treasury Note 0.75%, 2013, value of $39)
38	0.17%, 04/30/2012		38
UBS Securities, Inc. TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $53,820,
collateralized by FHLMC 4.00%, 2026 -
2042, FNMA 2.50% - 4.50%, 2022 -
	2042, value of $54,896)
53,820	0.21%, 04/30/2012		53,820
			301,307
U.S. Treasury Bills - 0.5%
10,010	0.07%, 5/3/2012 □○		10,010

	Total short-term investments
	(cost $311,317)		$311,317

	Total investments
	(cost $2,405,610) ▲	126.0%	$2,470,483
	Other assets and liabilities	(26.0)%	(510,406)
	Total net assets	100.0%	$1,960,077

The accompanying notes are an integral part of these financial statements.

12

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $2,410,706 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$72,934
Unrealized Depreciation	(13,157)
Net Unrealized Appreciation	$59,777

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $189,800, which represents 9.7% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $1,128, which represents 0.1% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2012.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $541,521 at April 30, 2012.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2012.

Þ	This security may pay interest in additional principal instead of cash.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2012.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $3,665 was received from broker as collateral in connection with swap contracts. Securities valued at $566,433, held on behalf of the Fund at the custody bank, were received from broker as collateral in connection with swap contracts.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin losss on open futures contracts held at April 30, 2012 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note Future	1,001	Short	06/20/2012	$132,414	$130,790	$(1,624)
U.S. Treasury 2-Year Note Future	541	Long	06/29/2012	119,316	119,126	190
U.S. Treasury 30-Year Bond Future	158	Short	06/20/2012	22,574	22,113	(461)
U.S. Treasury 5-Year Note Future	1,309	Long	06/29/2012	162,050	160,717	1,333
U.S. Treasury CME Ultra Long Term Bond Future	38	Short	06/20/2012	5,997	5,799	(198)
						$(760)

*	The number of contracts does not omit 000's.

Shorts Outstanding at April 30, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA TBA, 4.50%	$60,000	05/15/2041	$64,238	$(459)
FNMA TBA, 5.50%	30,500	05/15/2039	33,350	(157)
FNMA TBA, 5.00%	10,000	05/15/2040	10,859	(17)
GNMA TBA, 4.50%	6,900	05/15/2040	7,547	(2)
			$115,994	$(635)

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
EUR	CFSB	Sell	$540	$540	05/03/2012	$–
MXN	GSC	Buy	2,453	2,434	06/20/2012	19
MXN	MSC	Sell	3,695	3,742	06/20/2012	47
MXN	RBC	Buy	3,695	3,786	06/20/2012	(91)
MXN	RBC	Buy	4,907	4,849	06/20/2012	58
						$33

The accompanying notes are an integral part of these financial statements.

14

Credit Default Swap Contracts Outstanding at April 30, 2012

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.06-1	BCLY	$4,004	Buy	(0.18)%	07/25/45	$461	$443	$(18)
ABX.HE.PENAAA.06-2	BCLY	958	Buy	(0.11)%	05/25/46	258	259	1
ABX.HE.PENAAA.07-2	JPM	1,003	Sell	0.76%	01/25/38	(639)	(636)	3
Allstate Corp.	BCLY	2,260	Buy	1.00% / 0.81%	06/20/17	(32)	(22)	10
Allstate Corp.	GSC	520	Buy	1.00% / 0.81%	06/20/17	(7)	(5)	2
Allstate Corp.	JPM	1,165	Buy	1.00% / 0.81%	06/20/17	(15)	(11)	4
Banco Santander S.A.	BCLY	4,300	Buy	(1.00)% / 3.46%	03/20/15	218	284	66
CDX.NA.HY.18	BOA	39,360	Buy	(5.00)%	06/20/17	1,913	1,304	(609)
CDX.NA.HY.18	CSI	46,675	Buy	(5.00)%	06/20/17	2,335	1,547	(788)
CDX.NA.IG.18.1	JPM	44,620	Sell	1.00%	06/20/17	129	104	(25)
CMBX.NA.A.3	MSC	3,050	Sell	3.50%	02/15/51	(2,092)	(2,095)	(3)
CMBX.NA.AA.1	UBS	3,050	Buy	(0.25)%	10/12/52	910	896	(14)
CMBX.NA.AA.4	MSC	5,145	Sell	1.65%	02/17/51	(3,240)	(3,210)	30
CMBX.NA.AAA.5	MSC	9,115	Sell	0.35%	02/15/51	(726)	(665)	61
CMBX.NA.AJ.2	JPM	6,100	Sell	1.09%	03/15/49	(1,504)	(1,449)	55
CMBX.NA.AJ.3	UBS	2,585	Sell	1.47%	12/13/49	(1,017)	(938)	79
CMBX.NA.AJ.4	MSC	3,585	Buy	(0.96)%	02/17/51	1,380	1,416	36
CMBX.NA.AJ.4	UBS	2,585	Buy	(0.96)%	02/17/51	1,056	1,021	(35)
CMBX.NA.AM.3	MSC	1,785	Buy	(0.50)%	12/13/49	355	313	(42)
CMBX.NA.AM.4	MSC	3,420	Buy	(0.50)%	02/17/51	766	675	(91)
Enterprise Products Operating LLC	CSI	4,600	Sell	1.00% / 1.35%	12/20/16	(153)	(72)	81
ITRX.XOV.17	DEUT	2,919	Sell	5.00%	06/20/17	(189)	(171)	18
ITRX.XOV.17	GSC	9,981	Sell	5.00%	06/20/17	(594)	(585)	9
JP Morgan Chase & Co.	CSI	5,480	Buy	(1.00)% / 0.71%	03/20/15	15	(46)	(61)
LCDX.NA.18	GSC	3,965	Sell	2.50%	06/20/17	(59)	(36)	23
Morgan Stanley	JPM	2,850	Buy	(1.00)% / 3.57%	09/20/16	264	284	20
Pacific Gas & Electric Co.	CSI	2,200	Sell	1.00% / 1.10%	09/20/16	(18)	(9)	9
PrimeX.ARM.1	MSC	1,697	Sell	4.42%	06/25/36	49	57	8
PrimeX.ARM.2	MSC	5,052	Sell	4.58%	12/25/37	(371)	(343)	28
						$(547)	$(1,690)	$(1,143)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2012. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays Capital, Inc.
BOA	Banc of America Securities LLC
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
UBS	UBS AG

Currency Abbreviations:
EUR	EURO
MXN	Mexican New Peso

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Index
CDX.NA.HY	Credit Derivatives North American High Yield Index
CDX.NA.IG	Credit Derivatives North American Investment Grade Index
CMBX.NA	Markit Commercial Mortgage Backed North American Index
ITRX.XOV	Markit iTraxx Index - Europe Crossover
LCDX.NA	Credit Derivatives North American Loan Index
PrimeX.ARM	Markit PrimeX Mortgage Backed Security Index

Municipal Bond Abbreviations:
GO	General Obligation

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

16

The Hartford Total Return Bond Fund

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$163,887	$–	$149,785	$14,102
Corporate Bonds	644,438	–	634,385	10,053
Foreign Government Obligations	9,373	–	9,373	–
Municipal Bonds	26,756	–	26,756	–
Preferred Stocks	1,426	1,060	366	–
Put Options Purchased	143	143	–	–
Senior Floating Rate Interests	12,921	–	12,921	–
U.S. Government Agencies	1,059,426	–	1,059,426	–
U.S. Government Securities	240,796	14,118	226,678	–
Short-Term Investments	311,317	–	311,317	–
Total	$2,470,483	$15,321	$2,431,007	$24,155
Credit Default Swaps *	543	–	242	301
Foreign Currency Contracts *	124	–	124	–
Futures *	1,523	1,523	–	–
Total	$2,190	$1,523	$366	$301
Liabilities:
Securities Sold Short	$115,994	$–	$115,994	$–
Total	$115,994	$–	$115,994	$–
Credit Default Swaps *	1,686	–	1,483	203
Foreign Currency Contracts *	91	–	91	–
Futures *	2,283	2,283	–	–
Total	$4,060	$2,283	$1,574	$203

♦	For the six-month period ended April 30, 2012, investments valued at $601 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$10,304	$(1,226)		$1,931	†	$157	$11,986	$(7,006)	$—	$(2,044)	$14,102
Corporate Bonds	5,473	50		169	‡	(16)	5,170	(793)	—	—	10,053
U.S. Government Agencies	1,711	—		—		—	—	—	—	(1,711)	—
Total	$17,488	$(1,176)		$2,100		$141	$17,156	$(7,799)	$—	$(3,755)	$24,155
Swaps§	$—	$—	**	$301	††	$—	$—	$—	$—	$—	$301
Total	$—	$—		$301		$—	$—	$—	$—	$—	$301

Liabilities:
Swaps§	$—	$—	**	$(203	)††	$—	$—	$—	$—	$—	$(203)
Total	$—	$—		$(203)		$—	$—	$—	$—	$—	$(203)

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $119.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $169.
§	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
**	The realized gain (loss) earned for swaps during the period ended April 30, 2012 was $983.
††	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $98.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Total Return Bond Fund

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,405,610)	$2,470,483
Unrealized appreciation on foreign currency contracts	124
Unrealized appreciation on swap contracts	543
Receivables:
Investment securities sold	264,010
Fund shares sold	2,028
Dividends and interest	13,479
Variation margin	55
Swap premiums paid	10,109
Other assets	122
Total assets	2,760,953
Liabilities:
Unrealized depreciation on foreign currency contracts	91
Unrealized depreciation on swap contracts	1,686
Bank overdraft	593
Securities sold short, at market value (proceeds $115,359)	115,994
Payables:
Investment securities purchased	665,202
Fund shares redeemed	1,897
Investment management fees	160
Dividends	72
Administrative fees	1
Distribution fees	54
Collateral received from broker	3,665
Variation margin	160
Accrued expenses	187
Swap premiums received	10,656
Other liabilities	458
Total liabilities	800,876
Net assets	$1,960,077
Summary of Net Assets:
Capital stock and paid-in-capital	$1,873,733
Distributions in excess of net investment loss	(2,972)
Accumulated net realized gain	26,947
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	62,369
Net assets	$1,960,077

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.88/$11.39
Shares outstanding	61,020
Net assets	$663,738
Class B: Net asset value per share	$10.80
Shares outstanding	4,631
Net assets	$50,028
Class C: Net asset value per share	$10.89
Shares outstanding	9,516
Net assets	$103,667
Class I: Net asset value per share	$10.89
Shares outstanding	1,079
Net assets	$11,743
Class R3: Net asset value per share	$11.06
Shares outstanding	944
Net assets	$10,442
Class R4: Net asset value per share	$11.04
Shares outstanding	2,266
Net assets	$25,016
Class R5: Net asset value per share	$11.04
Shares outstanding	102
Net assets	$1,130
Class Y: Net asset value per share	$11.03
Shares outstanding	99,209
Net assets	$1,094,313

The accompanying notes are an integral part of these financial statements.

18

The Hartford Total Return Bond Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$40
Interest	33,045
Total investment income	33,085

Expenses:
Investment management fees	4,676
Administrative services fees	30
Transfer agent fees	800
Distribution fees
Class A	830
Class B	263
Class C	514
Class R3	26
Class R4	32
Custodian fees	6
Accounting services fees	186
Registration and filing fees	79
Board of Directors' fees	22
Audit fees	11
Other expenses	104
Total expenses (before waivers and fees paid indirectly)	7,579
Expense waivers	(713)
Transfer agent fee waivers	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(713)
Total expenses, net	6,866
Net Investment Income	26,219
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	34,754
Net realized loss on purchased options	(378)
Net realized gain on futures	292
Net realized gain on written options	3,619
Net realized loss on swap contracts	(5,063)
Net realized loss on foreign currency contracts	(267)
Net realized loss on other foreign currency transactions	(377)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	32,580
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	6,929
Net unrealized depreciation of purchased options	(1,965)
Net unrealized depreciation of securities sold short	(635)
Net unrealized depreciation of futures	(708)
Net unrealized depreciation of written options	(48)
Net unrealized depreciation of swap contracts	(1,611)
Net unrealized depreciation of foreign currency contracts	(90)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	245
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	2,117
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	34,697
Net Increase in Net Assets Resulting from Operations	$60,916

The accompanying notes are an integral part of these financial statements.

19

The Hartford Total Return Bond Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$26,219	$65,094
Net realized gain on investments, other financial instruments and foreign currency transactions	32,580	47,414
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,117	(35,662)
Net Increase In Net Assets Resulting From Operations	60,916	76,846
Distributions to Shareholders:
From net investment income
Class A	(10,905)	(22,890)
Class B	(677)	(1,482)
Class C	(1,306)	(2,498)
Class I	(222)	(292)
Class R3	(151)	(263)
Class R4	(407)	(769)
Class R5	(19)	(28)
Class Y	(18,007)	(36,618)
Total from net investment income	(31,694)	(64,840)
From net realized gain on investments
Class A	(3,390)	—
Class B	(278)	—
Class C	(521)	—
Class I	(68)	—
Class R3	(56)	—
Class R4	(123)	—
Class R5	(5)	—
Class Y	(4,768)	—
Total from net realized gain on investments	(9,209)	—
Total distributions	(40,903)	(64,840)
Capital Share Transactions:
Class A	(16,353)	(163,778)
Class B	(5,413)	(16,035)
Class C	(1,765)	(14,289)
Class I	(357)	2,552
Class R3	(1,580)	3,242
Class R4	(592)	(456)
Class R5	129	325
Class Y	130,889	(51,915)
Net increase (decrease) from capital share transactions	104,958	(240,354)
Net Increase (Decrease) In Net Assets	124,971	(228,348)
Net Assets:
Beginning of period	1,835,106	2,063,454
End of period	$1,960,077	$1,835,106
Undistributed (distribution in excess of) net investment income (loss)	$(2,972)	$2,503

The accompanying notes are an integral part of these financial statements.

20

The Hartford Total Return Bond Fund

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

21

The Hartford Total Return Bond Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

22

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including

23

The Hartford Total Return Bond Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

24

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. In a TBA roll, the Fund generally purchases or sells the initial TBA commitment prior to the stipulated settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of April 30, 2012, as disclosed on the Schedule of Investments, the Statement of Assets and Liabilities and the Statement of Operations.

25

The Hartford Total Return Bond Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets

26

and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be

27

The Hartford Total Return Bond Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the  Schedule of Investments, had outstanding purchased options contracts as of April 30, 2012. Transactions involving written options contracts during the six-month period ended April 30, 2012, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2012:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	123,788,050	$6,626
Written	—	—
Expired	(39,220,000)	(1,650)
Closed	(84,568,050)	(4,976)
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	137,837,384	$1,095
Written	235	469
Expired	(101,169,570)	(1,231)
Closed	(36,668,049)	(333)
Exercised	—	—
End of Period	—	$—

*	The number of contracts does not omit 000's.

d)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest

28

rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2012.

29

The Hartford Total Return Bond Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$143	$—	$—	$—	$—	$—	$143
Unrealized appreciation on foreign currency contracts	—	124	—	—	—	—	124
Unrealized appreciation on swap contracts	—	—	543	—	—	—	543
Variation margin receivable *	55	—	—	—	—	—	55
Total	$198	$124	$543	$—	$—	$—	$865

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$91	$—	$—	$—	$—	$91
Unrealized depreciation on swap contracts	—	—	1,686	—	—	—	1,686
Variation margin payable *	160	—	—	—	—	—	160
Total	$160	$91	$1,686	$—	$—	$—	$1,937

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(760) as reported in the Schedule of Investments.

The ratio of futures contracts to net assets at April 30, 2012, was 18.44% compared to the six-month period average ratio of 12.25% during the six-month period ended April 30, 2012. The volume of the other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on investments in purchased options	$(2,051)	$3,648	$(1,975)	$—	$—	$—	$(378)
Net realized gain on futures	292	—	—	—	—	—	292
Net realized gain on written options	743	993	1,883	—	—	—	3,619
Net realized loss on swap contracts	—	—	(5,063)	—	—	—	(5,063)
Net realized loss on foreign currency contracts	—	(267)	—	—	—	—	(267)
Total	$(1,016)	$4,374	$(5,155)	$—	$—	$—	$(1,797)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$285	$(1,496)	$(754)	$—	$—	$—	$(1,965)
Net change in unrealized depreciation of futures	(708)	—	—	—	—	—	(708)
Net change in unrealized appreciation (depreciation) of written options	(200)	(1,164)	1,316	—	—	—	(48)
Net change in unrealized depreciation of swap contracts	—	—	(1,611)	—	—	—	(1,611)
Net change in unrealized depreciation of foreign currency contracts	—	(90)	—	—	—	—	(90)
Total	$(623)	$(2,750)	$(1,049)	$—	$—	$—	$(4,422)

30

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and

31

The Hartford Total Return Bond Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$64,957	$74,841

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,448
Undistributed Long-Term Capital Gain	9,208
Unrealized Appreciation *	54,719
Total Accumulated Earnings	$66,375

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,111
Accumulated Net Realized Gain (Loss)	(1,111)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

During the year ended October 31, 2011, the Fund utilized $40,183 of prior year capital loss carryforwards.

32

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

HIFSCO has voluntarily agreed to waive management fees of 0.06% of average daily net assets until October 31, 2012.

33

The Hartford Total Return Bond Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.89%	1.64%	1.64%	0.64%	1.19%	0.89%	0.59%	0.54%

d)	Fees Paid Indirectly – The Fund’s custodian bank, State Street Bank and Trust Co., has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	0.89%
Class B	1.64
Class C	1.63
Class I	0.63
Class R3	1.19
Class R4	0.89
Class R5	0.59
Class Y	0.49

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $837 and contingent deferred sales charges of $43 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for

34

payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $24.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	10	10%

35

The Hartford Total Return Bond Fund

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,095,435
Sales Proceeds Excluding U.S. Government Obligations	1,730,971
Cost of Purchases for U.S. Government Obligations	235,794
Sales Proceeds for U.S. Government Obligations	220,297

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	5,242	1,288	(8,056)	—	(1,526)	12,124	2,086	(29,755)	—	(15,545)
Amount	$56,662	$13,871	$(86,886)	$—	$(16,353)	$128,376	$22,087	$(314,241)	$—	$(163,778)
Class B
Shares	176	83	(765)	—	(506)	559	131	(2,219)	—	(1,529)
Amount	$1,886	$891	$(8,190)	$—	$(5,413)	$5,888	$1,377	$(23,300)	$—	$(16,035)
Class C
Shares	962	149	(1,275)	—	(164)	2,298	205	(3,880)	—	(1,377)
Amount	$10,388	$1,610	$(13,763)	$—	$(1,765)	$24,593	$2,178	$(41,060)	$—	$(14,289)
Class I
Shares	375	19	(426)	—	(32)	1,631	21	(1,419)	—	233
Amount	$4,037	$209	$(4,603)	$—	$(357)	$17,317	$228	$(14,993)	$—	$2,552
Class R3
Shares	185	19	(349)	—	(145)	599	24	(323)	—	300
Amount	$2,030	$207	$(3,817)	$—	$(1,580)	$6,443	$262	$(3,463)	$—	$3,242
Class R4
Shares	371	48	(472)	—	(53)	565	71	(681)	—	(45)
Amount	$4,052	$530	$(5,174)	$—	$(592)	$6,085	$769	$(7,310)	$—	$(456)
Class R5
Shares	20	2	(11)	—	11	57	2	(28)	—	31
Amount	$219	$23	$(113)	$—	$129	$611	$27	$(313)	$—	$325
Class Y
Shares	18,619	2,085	(8,739)	—	11,965	28,410	3,411	(36,317)	—	(4,496)
Amount	$203,806	$22,775	$(95,692)	$—	$130,889	$303,536	$36,618	$(392,069)	$—	$(51,915)
Total
Shares	25,950	3,693	(20,093)	—	9,550	46,243	5,951	(74,622)	—	(22,428)
Amount	$283,080	$40,116	$(218,238)	$—	$104,958	$492,849	$63,546	$(796,749)	$—	$(240,354)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	156	$1,687
For the Year Ended October 31, 2011	320	$3,383

36

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

37

The Hartford Total Return Bond Fund

Financial Highlights

– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited)
A	$10.76	$0.14	$–	$0.21	$0.35	$(0.18)	$(0.05)	$–	$(0.23)	$0.12	$10.88
B	10.69	0.10	–	0.20	0.30	(0.14)	(0.05)	–	(0.19)	0.11	10.80
C	10.78	0.10	–	0.20	0.30	(0.14)	(0.05)	–	(0.19)	0.11	10.89
I	10.77	0.15	–	0.22	0.37	(0.20)	(0.05)	–	(0.25)	0.12	10.89
R3	10.94	0.13	–	0.20	0.33	(0.16)	(0.05)	–	(0.21)	0.12	11.06
R4	10.92	0.15	–	0.20	0.35	(0.18)	(0.05)	–	(0.23)	0.12	11.04
R5	10.92	0.16	–	0.21	0.37	(0.20)	(0.05)	–	(0.25)	0.12	11.04
Y	10.91	0.17	–	0.20	0.37	(0.20)	(0.05)	–	(0.25)	0.12	11.03

For the Year Ended October 31, 2011
A	10.70	0.33	–	0.06	0.39	(0.33)	–	–	(0.33)	0.06	10.76
B	10.63	0.25	–	0.07	0.32	(0.26)	–	–	(0.26)	0.06	10.69
C	10.71	0.26	–	0.07	0.33	(0.26)	–	–	(0.26)	0.07	10.78
I	10.70	0.37	–	0.06	0.43	(0.36)	–	–	(0.36)	0.07	10.77
R3	10.87	0.31	–	0.06	0.37	(0.30)	–	–	(0.30)	0.07	10.94
R4	10.85	0.34	–	0.06	0.40	(0.33)	–	–	(0.33)	0.07	10.92
R5	10.85	0.37	–	0.07	0.44	(0.37)	–	–	(0.37)	0.07	10.92
Y	10.84	0.38	–	0.07	0.45	(0.38)	–	–	(0.38)	0.07	10.91

For the Year Ended October 31, 2010
A	10.21	0.35	–	0.51	0.86	(0.37)	–	–	(0.37)	0.49	10.70
B	10.15	0.27	–	0.50	0.77	(0.29)	–	–	(0.29)	0.48	10.63
C	10.23	0.28	–	0.49	0.77	(0.29)	–	–	(0.29)	0.48	10.71
I	10.22	0.37	–	0.51	0.88	(0.40)	–	–	(0.40)	0.48	10.70
R3	10.36	0.33	–	0.52	0.85	(0.34)	–	–	(0.34)	0.51	10.87
R4	10.35	0.36	–	0.51	0.87	(0.37)	–	–	(0.37)	0.50	10.85
R5	10.35	0.39	–	0.51	0.90	(0.40)	–	–	(0.40)	0.50	10.85
Y	10.34	0.40	–	0.51	0.91	(0.41)	–	–	(0.41)	0.50	10.84

For the Year Ended October 31, 2009
A	9.20	0.40	–	1.07	1.47	(0.46)	–	–	(0.46)	1.01	10.21
B	9.15	0.33	–	1.06	1.39	(0.39)	–	–	(0.39)	1.00	10.15
C	9.22	0.33	–	1.06	1.39	(0.38)	–	–	(0.38)	1.01	10.23
I	9.21	0.43	–	1.06	1.49	(0.48)	–	–	(0.48)	1.01	10.22
R3	9.32	0.42	–	1.05	1.47	(0.43)	–	–	(0.43)	1.04	10.36
R4	9.32	0.42	–	1.07	1.49	(0.46)	–	–	(0.46)	1.03	10.35
R5	9.32	0.42	–	1.09	1.51	(0.48)	–	–	(0.48)	1.03	10.35
Y	9.31	0.45	–	1.07	1.52	(0.49)	–	–	(0.49)	1.03	10.34

For the Year Ended October 31, 2008
A	10.52	0.49	–	(1.29)	(0.80)	(0.52)	–	–	(0.52)	(1.32)	9.20
B	10.47	0.42	–	(1.29)	(0.87)	(0.45)	–	–	(0.45)	(1.32)	9.15
C	10.54	0.42	–	(1.30)	(0.88)	(0.44)	–	–	(0.44)	(1.32)	9.22
I	10.52	0.52	–	(1.28)	(0.76)	(0.55)	–	–	(0.55)	(1.31)	9.21
R3	10.64	0.47	–	(1.30)	(0.83)	(0.49)	–	–	(0.49)	(1.32)	9.32
R4	10.65	0.51	–	(1.32)	(0.81)	(0.52)	–	–	(0.52)	(1.33)	9.32
R5	10.64	0.54	–	(1.31)	(0.77)	(0.55)	–	–	(0.55)	(1.32)	9.32
Y	10.64	0.54	–	(1.31)	(0.77)	(0.56)	–	–	(0.56)	(1.33)	9.31

For the Year Ended October 31, 2007
A	10.59	0.49	–	(0.06)	0.43	(0.50)	–	–	(0.50)	(0.07)	10.52
B	10.54	0.41	–	(0.06)	0.35	(0.42)	–	–	(0.42)	(0.07)	10.47
C	10.61	0.42	–	(0.07)	0.35	(0.42)	–	–	(0.42)	(0.07)	10.54
I	10.60	0.53	–	(0.07)	0.46	(0.54)	–	–	(0.54)	(0.08)	10.52
R3(H)	10.76	0.41	–	(0.14)	0.27	(0.39)	–	–	(0.39)	(0.12)	10.64
R4(H)	10.76	0.42	–	(0.12)	0.30	(0.41)	–	–	(0.41)	(0.11)	10.65
R5(H)	10.76	0.43	–	(0.12)	0.31	(0.43)	–	–	(0.43)	(0.12)	10.64
Y	10.71	0.54	–	(0.07)	0.47	(0.54)	–	–	(0.54)	(0.07)	10.64

38

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

3.30	%(E)	$663,738	0.98	%(F)	0.89	%(F)	0.89	%(F)	2.66	%(F)	29%
2.85	(E)	50,028	1.85	(F)	1.64	(F)	1.64	(F)	1.91	(F)	–
2.82	(E)	103,667	1.69	(F)	1.63	(F)	1.63	(F)	1.93	(F)	–
3.44	(E)	11,743	0.69	(F)	0.63	(F)	0.63	(F)	2.94	(F)	–
3.09	(E)	10,442	1.27	(F)	1.19	(F)	1.19	(F)	2.37	(F)	–
3.25	(E)	25,016	0.95	(F)	0.89	(F)	0.89	(F)	2.67	(F)	–
3.40	(E)	1,130	0.66	(F)	0.59	(F)	0.59	(F)	2.98	(F)	–
3.46	(E)	1,094,313	0.55	(F)	0.49	(F)	0.49	(F)	3.06	(F)	–

3.78		673,310	0.98		0.95		0.95		3.16		131
3.03		54,934	1.85		1.70		1.70		2.41		–
3.10		104,382	1.69		1.69		1.69		2.42		–
4.15		11,973	0.68		0.68		0.68		3.45		–
3.49		11,922	1.26		1.25		1.25		2.85		–
3.81		25,330	0.95		0.95		0.95		3.16		–
4.12		990	0.66		0.65		0.65		3.46		–
4.23		952,265	0.54		0.54		0.54		3.56		–

8.57		835,450	0.99	(G)	0.98	(G)	0.98	(G)	3.38		201
7.72		70,845	1.87	(G)	1.74	(G)	1.74	(G)	2.62		–
7.68		118,462	1.71	(G)	1.70	(G)	1.70	(G)	2.66		–
8.73		9,395	0.74	(G)	0.73	(G)	0.73	(G)	3.62		–
8.36		8,571	1.29	(G)	1.24	(G)	1.24	(G)	3.12		–
8.57		25,652	0.97	(G)	0.96	(G)	0.96	(G)	3.40		–
8.87		655	0.69	(G)	0.67	(G)	0.67	(G)	3.69		–
9.00		994,424	0.57	(G)	0.56	(G)	0.56	(G)	3.80		–

16.38		816,191	1.03	(G)	1.00	(G)	1.00	(G)	4.18		215
15.60		83,760	1.95	(G)	1.68	(G)	1.68	(G)	3.51		–
15.48		119,568	1.76	(G)	1.75	(G)	1.75	(G)	3.42		–
16.65		10,680	0.77	(G)	0.75	(G)	0.75	(G)	4.36		–
16.19		1,836	1.42	(G)	1.25	(G)	1.25	(G)	3.65		–
16.39		21,920	0.98	(G)	0.98	(G)	0.98	(G)	4.17		–
16.73		408	0.69	(G)	0.69	(G)	0.69	(G)	4.35		–
16.87		926,793	0.58	(G)	0.58	(G)	0.58	(G)	4.57		–

(7.99)		650,149	1.02		1.00		1.00		4.76		184
(8.68)		73,557	1.93		1.71		1.71		4.05		–
(8.66)		87,277	1.74		1.74		1.74		4.01		–
(7.62)		6,128	0.68		0.68		0.68		5.10		–
(8.15)		130	1.44		1.25		1.25		4.62		–
(7.98)		12,698	0.99		0.99		0.99		4.81		–
(7.62)		271	0.70		0.70		0.70		5.08		–
(7.62)		559,555	0.59		0.59		0.59		5.19		–

4.11		601,301	1.07		1.00		1.00		4.71		268
3.36		82,376	1.96		1.75		1.75		3.95		–
3.33		84,793	1.78		1.75		1.75		3.95		–
4.42		3,050	0.72		0.72		0.72		5.04		–
2.59	(E)	10	1.38	(F)	1.25	(F)	1.25	(F)	4.47	(F)	–
2.90	(E)	2,928	1.09	(F)	1.00	(F)	1.00	(F)	4.95	(F)	–
2.97	(E)	141	0.79	(F)	0.79	(F)	0.79	(F)	5.09	(F)	–
4.46		359,523	0.61		0.61		0.61		5.09		–

39

The Hartford Total Return Bond Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Expense ratios do not include expenses of the Underlying Funds.
(H)	Commenced operations on December 22, 2006.

40

The Hartford Total Return Bond Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

41

The Hartford Total Return Bond Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

42

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

43

The Hartford Total Return Bond Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,033.00	$4.50	$1,000.00	$1,020.44	$4.47	0.89%	182	366
Class B	$1,000.00	$1,028.50	$8.27	$1,000.00	$1,016.71	$8.22	1.64	182	366
Class C	$1,000.00	$1,028.20	$8.21	$1,000.00	$1,016.77	$8.16	1.63	182	366
Class I	$1,000.00	$1,034.40	$3.19	$1,000.00	$1,021.72	$3.17	0.63	182	366
Class R3	$1,000.00	$1,030.90	$6.01	$1,000.00	$1,018.94	$5.97	1.19	182	366
Class R4	$1,000.00	$1,032.50	$4.49	$1,000.00	$1,020.44	$4.47	0.89	182	366
Class R5	$1,000.00	$1,034.00	$2.98	$1,000.00	$1,021.93	$2.97	0.59	182	366
Class Y	$1,000.00	$1,034.60	$2.47	$1,000.00	$1,022.44	$2.45	0.49	182	366

44

The Hartford Total Return Bond Fund

Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on November 21, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Total Return Bond Fund (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on March 5, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team. The Board

45

The Hartford Total Return Bond Fund

Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

considered that, in connection with the sub-adviser change, HL Advisors and Wellington Management proposed certain changes to the Fund’s principal investment strategy, to take effect on the date that Wellington Management began sub-advising the Fund.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including the performance of the Wellington Management composite for accounts with substantially similar investment objectives, policies and principal investment strategies to one or more components of the Fund’s principal investment strategy. The Board noted that the performance of the relevant Wellington Management composite was favorable when compared to the Fund’s performance under Hartford Investment Management and to the Fund’s benchmark. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add an additional breakpoint to the Fund’s contractual management fee schedule with HIFSCO that would result in a management fee reduction at certain asset levels. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

46

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add an additional breakpoint to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

47

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TRB12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS

2012 Semi Annual Report

The Hartford Unconstrained Bond Fund*

*Prior to April 23, 2012, The Hartford Unconstrained Bond Fund
was known as The Hartford Corporate Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Unconstrained Bond Fund

(formerly The Hartford Corportate Opportunities Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

1

The Hartford Unconstrained Bond Fund inception 10/31/2002

(formerly The Hartford Corporate Opportunities Fund)

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize long-term total return.

Performance Overview 10/31/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	Since Inception
Unconstrained Bond A#	5.19%	7.37%	5.00%	5.56%
Unconstrained Bond A##		2.54%	4.04%	5.05%
Unconstrained Bond B#	4.91%	6.58%	4.23%	NA *
Unconstrained Bond B##		1.58%	3.89%	NA *
Unconstrained Bond C#	4.90%	6.56%	4.22%	4.80%
Unconstrained Bond C##		5.56%	4.22%	4.80%
Unconstrained Bond R3#	5.15%	7.44%	5.27%	5.20%
Unconstrained Bond R4#	5.30%	7.63%	5.31%	5.22%
Unconstrained Bond R5#	5.36%	7.71%	5.32%	5.23%
Unconstrained Bond Y#	5.05%	7.41%	5.26%	5.20%
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	6.37%	5.38%
Barclays Capital U.S. Corporate Index	3.64%	9.11%	7.08%	6.52%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class Y shares commenced operations on 11/28/03. Accordingly, the "Since inception" performance shown for Class Y  is since that date. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Includes the Fund’s performance when, prior to April 23, 2012, it utilized different investment strategies and pursured a different investment goal.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Barclays Capital U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.

The Fund has changed its benchmark from the Barclays Capital U.S. Corporate Bond Index to the Barclays Capital U.S. Aggregate Bond Index because the Fund’s investment manager believes that the Barclays Capital U.S. Aggregate Bond Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Manager Discussion (Unaudited)

April 30, 2012 (Unaudited)

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill III	Joseph F. Marvan, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Unconstrained Bond Fund returned 5.19%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 2.44% for the same period. The Fund also outperformed the 4.41% return of the average fund in the Lipper Corporate Debt Funds BBB-Rated Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the period (October 31, 2011 to April 23, 2012) that the Fund was sub-advised by Hartford Investment Management Company, risk aversion levels across the global capital markets underwent a dramatic transformation. We believe this metamorphosis was triggered by a single defining event that was obscured initially by its complex, technical nature and bureaucratic form of communication during its nascent hours. However, with the clarity that hindsight inevitably offers, the European Central Bank’s (ECB) clinical announcement on December 2011 that:

“The Governing Council of the ECB has today decided on additional enhanced credit support measures to support bank lending and liquidity in the euro area money market…”

proved to be the watershed moment of this current phase of financial market evolution. As investors developed a keener understanding of the ECB’s unprecedented infusion of market liquidity and its far-reaching implications for the European financial system, it became clear that the ‘cornerstone’ for significant compression in global risk premiums had been laid. The tepid improvement in risk asset prices that began in October 2011 quickly intensified into a broad-based rally that continued through much of the first four months of 2012.

A resilient U.S. consumer and solid corporate earnings provided additional support to risk assets domestically and abroad, and U.S. economic indicators exhibited signs of improvement. Investors who retained active exposure across corporate credit and structured product sectors were rewarded with positive excess returns.

The ECB’s decision provided a dramatic shot of adrenaline to global risk sentiment, with corporate credit sectors being significant beneficiaries. The Barclays Capital U.S. Corporate Index returned 3.64% and the Barclays Capital High Yield Corporate Index returned 6.91%, for the six month period ending April 2012. Positive supply-demand dynamics coupled with strong corporate earnings and several positive surprises in U.S. economic releases led to the reversal in spread widening, and spreads retracted to the levels seen in the summer of 2011.

The portfolio’s strong outperformance relative to the index was driven equally by sector allocation and security selection. The portfolio maintained structural, out of index allocations to Leveraged Credit and Commercial Mortgage-Backed Securities as we still believe these sectors provide strong risk-adjusted returns and diversification benefits relative to the fund’s Investment Grade opportunities.

Positive security selection was the primary driver of performance in the Fund’s Investment Grade allocation. The portfolio remained underweight the majority of index sub-sectors, but held concentrated positions in select higher-beta situations, resulting in positive performance. Financials, Energy, and Basic Industries drove portfolio performance, led by exposure to Bank of America, Discover Financial Services and CVS. Within high yield, exposures in the Communications, Automotive, and Consumer Products sectors were the main contributors to performance.

On April 23, 2012, Wellington Management Company, LLP became sub-adviser of the Fund and the name of the Fund changed from The Hartford Corporate Opportunities Fund to The Hartford Unconstrained Bond Fund. In addition, the Fund had changes to its investment goal and principal investment strategy.

What is the outlook?

We believe that the U.S. economy is expanding at a moderate pace. We think that rates will stay low for an extended period and that a third round of quantitative easing (QE3) is unlikely in the near term.

At the end of the period, our duration exposure was primarily to U.S. interest rates achieved via a meaningful allocation to U.S. Treasury Bonds. In addition we have limited, opportunistic exposure to rates in countries such as Mexico and Canada. We also have an allocation to Emerging Markets Debt as we believe valuations in the sector are attractive.

3

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Manager Discussion – (continued)

April 30, 2012 (Unaudited)

We have exposure to the credit sector, particularly high yield corporate bonds, due to what we see as strong credit fundamentals and low default rate expectations. We favor an allocation to BB high yield due to attractive valuations. We believe that the high yield market remains on solid ground. We also hold a modest position in bank loans. Default rates within bank loans by principal amount and issuer count remain at historical lows. We believe that challenging technicals, including recent retail outflows, have created opportunities through market dislocation and that current wide yield spreads offer an attractive entry point.

We have a significant allocation to the Agency MBS (mortgage backed securities) sector due to attractive valuations. We remain confident that Agency MBS will outperform U.S. Treasuries over the long run in part by providing extra income. We believe supply and demand technicals still favor the MBS sector. The U.S. Federal Reserve’s purchases of MBS as part of “Operation Twist” also support the sector by reducing supply. Lastly, the agency MBS sector continues to offer good liquidity given the size of the market and trading volumes that are second only to Treasuries. We also have an exposure to the Commercial MBS (CMBS) market as we continue to believe that there is strong collateralization in senior CMBS tranches.

At the end of the period our currency exposure was primarily in U.S. dollars, however, we have limited opportunistic active currency exposure to several currencies including the Mexican Peso, Polish Zloty, and South African Rand.

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.5%
A	2.6
Baa / BBB	6.7
Ba / BB	7.8
B	10.6
Caa / CCC or Lower	7.0
Unrated	2.4
U.S. Government Agencies and Securities	103.0
Non Debt Securities and Other Short-Term Instruments	21.4
Other Assets & Liabilities	(62.0)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.4%
Administrative Waste Management and Remediation	0.3
Agriculture, Forestry, Fishing and Hunting	0.2
Air Transportation	1.0
Apparel Manufacturing	0.1
Arts, Entertainment and Recreation	2.5
Chemical Manufacturing	0.5
Computer and Electronic Product Manufacturing	0.3
Construction	0.5
Fabricated Metal Product Manufacturing	0.0
Finance and Insurance	7.5
Food Manufacturing	0.0
Health Care and Social Assistance	0.8
Information	5.0
Mining	0.0
Motor Vehicle and Parts Manufacturing	2.2
Paper Manufacturing	1.3
Petroleum and Coal Products Manufacturing	2.2
Pipeline Transportation	1.0
Plastics and Rubber Products Manufacturing	0.2
Primary Metal Manufacturing	0.1
Printing and Related Support Activities	0.6
Professional, Scientific and Technical Services	0.5
Real Estate, Rental and Leasing	0.3
Retail Trade	2.2
Soap, Cleaning Compound and Toilet Manufacturing	0.2
Software	0.0
Transportation	0.3
Truck Transportation	0.4
Utilities	1.4
Total	33.0%
Equity Securities
Automobile Manufacturers	0.4
Packaged Foods & Meats	0.0
Total	0.4%
Foreign Government Obligations	4.6
U.S. Government Agencies	56.3
U.S. Government Securities	46.1
Short-Term Investments	21.6
Other Assets and Liabilities	(62.0)
Total	100.0%

The above table represents sub-industry investments by industry, which combines multiple sub-industries into one industry category.  Detailed information on sub-industry breakdowns is available in the Schedule of Investments.

4

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Schedule of Investments

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.4%
Finance and Insurance - 1.4%
	Other Financial Investment Activities - 0.1%
	Soundview Home Equity Loan Trust, Inc.
$300	0.49%, 06/25/2036 Δ	$130

	Real Estate Credit (Mortgage Banking) - 1.3%
	BCAP LLC Trust
310	0.42%, 03/25/2037 Δ	184
	Commercial Mortgage Pass-Through Certificates
1,814	5.30%, 07/10/2046 ■►	169
	Equity One ABS, Inc.
3	2.74%, 07/25/2034 Δ	—
21	5.46%, 12/25/2033	7
	JP Morgan Automotive Receivable Trust
10	12.85%, 07/15/2012 ■	10
	JP Morgan Chase Commercial Mortgage Securities Corp.
200	5.44%, 06/12/2047 ‡Δ	224
	JP Morgan Mortgage Acquisition Corp.
1,465	0.48%, 08/25/2036 Δ	426
	JP Morgan Mortgage Trust
150	5.03%, 09/25/2035 Δ	126
	Long Beach Asset Holdings Corp.
45	0.00%, 04/25/2046 ■●	—
	Merrill Lynch/Countrywide Commercial Mortgage Trust
510	5.38%, 08/12/2048 ‡	552
	Nationstar Home Equity Loan Trust
22	0.00%, 03/25/2037 ■●†	—
	Renaissance Home Equity Loan Trust
200	6.16%, 05/25/2036	8
	WF-RBS Commercial Mortgage Trust
4,945	6.02%, 11/15/2044 ■►	619
		2,325
		2,455
	Total asset & commercial mortgage backed securities
	(cost $2,560)	$2,455

CORPORATE BONDS - 25.0%
Accommodation and Food Services - 1.4%
	Traveler Accommodation - 1.4%
	MGM Mirage, Inc.
$970	11.13%, 11/15/2017 ‡	$1,098
	MGM Resorts International
965	11.38%, 03/01/2018 ‡	1,150
		2,248
Administrative Waste Management and Remediation - 0.3%
	Waste Treatment and Disposal - 0.3%
	Energy Solutions, Inc. LLC
492	10.75%, 08/15/2018 ‡	510

Agriculture, Forestry, Fishing and Hunting - 0.2%
	Fishing - 0.2%
	American Seafood Group LLC
445	10.75%, 05/15/2016 ■‡	403

Air Transportation - 0.3%
	Scheduled Air Transportation - 0.3%
	United Air Lines, Inc.
455	9.88%, 08/01/2013 ■‡	475

Arts, Entertainment and Recreation - 2.2%
	Cable and Other Subscription Programming - 0.2%
	UPC Germany GMBH
296	8.13%, 12/01/2017 ■‡	318

	Gambling Industries - 0.5%
	Downstream Development Authority
233	10.50%, 07/01/2019 ■‡	243
	FireKeepers Development Authority
486	13.88%, 05/01/2015 ■	537
		780
	Motion Picture and Video Industries - 0.3%
	NAI Entertainment Holdings LLC
519	8.25%, 12/15/2017 ■‡	572

	Newspaper, Periodical, Book and Database Publisher - 1.0%
	Knight Ridder, Inc.
1,220	6.88%, 03/15/2029 ‡	683
	McClatchy Co.
269	11.50%, 02/15/2017 ‡	283
	TL Acquisitions, Inc.
912	10.50%, 01/15/2015 ■‡	727
		1,693
	Other Amusement and Recreation Industries - 0.2%
	Clubcorp Club Operations, Inc.
277	10.00%, 12/01/2018 ‡	292

		3,655
Chemical Manufacturing - 0.4%
	Paint, Coating, and Adhesive Manufacturing - 0.4%
	Ferro Corp.
595	7.88%, 08/15/2018 ‡	610

Construction - 0.5%
	Residential Building Construction - 0.5%
	Urbi Desarrollos Urbanos
788	9.75%, 02/03/2022 ■‡	819

Fabricated Metal Product Manufacturing - 0.0%
	Spring and Wire Product Manufacturing - 0.0%
	Anixter International, Inc.
30	5.63%, 05/01/2019	31

Finance and Insurance - 5.6%
	Captive Auto Finance - 0.4%
	Ford Motor Credit Co.
500	6.63%, 08/15/2017 ‡	575

	Commercial Banking - 0.8%
	Rabobank Netherlands
1,004	11.00%, 06/30/2019 ■‡♠	1,275

The accompanying notes are an integral part of these financial statements.

5

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 25.0% - (continued)
Finance and Insurance - 5.6% - (continued)
	Insurance Carriers - 0.4%
	Liberty Mutual Group, Inc.
$501	10.75%, 06/15/2058 ■‡	$681

	Nondepository Credit Banking - 3.1%
	CIT Group, Inc.
690	5.25%, 03/15/2018 ‡	711
1,089	5.50%, 02/15/2019 ■‡	1,119
	Discover Financial Services, Inc.
1,000	10.25%, 07/15/2019 ‡	1,360
	Provident Funding Associates L.P.
407	10.13%, 02/15/2019 ■‡	364
813	10.25%, 04/15/2017 ■‡	827
	Springleaf Finance Corp.
1,013	6.90%, 12/15/2017 ‡	827
		5,208
	Other Investment Pools and Funds - 0.5%
	Ineos Finance plc
200	8.38%, 02/15/2019 ■	214
615	9.00%, 05/15/2015 ■‡	660
		874
	Real Estate Investment Trust (REIT) - 0.2%
	CNL Lifestyle Properties
405	7.25%, 04/15/2019 ‡	370

	Securities and Commodity Contracts and Brokerage - 0.2%
	Penson Worldwide, Inc.
913	12.50%, 05/15/2017 ■‡	342

		9,325
Food Manufacturing - 0.0%
	Grain and Oilseed Milling - 0.0%
	Post Holdings, Inc.
76	7.38%, 02/15/2022 ■	79

Health Care and Social Assistance - 0.4%
	General Medical and Surgical Hospitals - 0.4%
	HCA, Inc.
712	7.50%, 11/15/2095 ‡	560

	Offices of Physicians - 0.0%
	Radiation Therapy Services, Inc.
60	8.88%, 01/15/2017 ■☼	59

		619
Information - 3.6%
	Cable and Other Program Distribution - 0.7%
	Rogers Cable, Inc.
800	8.75%, 05/01/2032 ‡	1,138

	Internet Service Providers and Web Search Portals - 0.2%
	GXS Worldwide, Inc.
443	9.75%, 06/15/2015 ‡	426

	Satellite Telecommunications - 0.6%
	Intelsat Jackson Holdings S.A.
927	8.50%, 11/01/2019 ‡	1,022

	Telecommunications - Other - 1.3%
	Level 3 Financing, Inc.
988	10.00%, 02/01/2018 ‡	1,082
	Sprint Nextel Corp.
602	7.00%, 03/01/2020 ■‡	614
453	9.00%, 11/15/2018 ■‡	499
		2,195
	Telecommunications - Wireless Carriers - 0.8%
	Clearwire Corp.
841	12.00%, 12/01/2015 ■‡	776
	Trilogy International Partners LLC
551	10.25%, 08/15/2016 ■‡	485
		1,261
		6,042
Mining - 0.0%
	Nonmetallic Mineral Mining and Quarrying - 0.0%
	FMG Resources Pty Ltd.
40	6.00%, 04/01/2017 ■	41

Motor Vehicle and Parts Manufacturing - 1.1%
	Motor Vehicle Manufacturing - 0.6%
	Chrysler Group
520	8.25%, 06/15/2021 ‡	538
	Ford Motor Co.
210	7.50%, 08/01/2026 ‡	238
200	9.22%, 09/15/2021 ‡	247
		1,023
	Motor Vehicle Parts Manufacturing - 0.5%
	TRW Automotive, Inc.
438	3.50%, 12/01/2015	757

		1,780
Paper Manufacturing - 1.3%
	Pulp, Paper, and Paperboard Mills - 1.3%
	Georgia-Pacific LLC
1,315	8.88%, 05/15/2031 ‡	1,796
	Mercer International, Inc.
298	9.50%, 12/01/2017 ‡	309
		2,105
Petroleum and Coal Products Manufacturing - 2.0%
	Oil and Gas Extraction - 1.0%
	Alon Refining Krotz Springs, Inc.
592	13.50%, 10/15/2014 ‡	639
	Chesapeake Energy Corp.
409	6.78%, 03/15/2019 ‡	398
	Endeavour International
673	12.00%, 03/01/2018 ■‡	680
		1,717
	Petroleum and Coal Products Manufacturing - 0.4%
	Tesoro Corp.
218	9.75%, 06/01/2019 ‡	248
	Western Refining, Inc.
376	11.25%, 06/15/2017 ■‡	428
		676
	Support Activities For Mining - 0.6%
	Key Energy Services, Inc.
346	6.75%, 03/01/2021 ‡	356

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 25.0% - (continued)
Petroleum and Coal Products Manufacturing - 2.0% - (continued)
		Support Activities For Mining - 0.6% - (continued)
		Rowan Cos., Inc.
	$500	7.88%, 08/01/2019 ‡	$602
			958
			3,351
Pipeline Transportation - 1.0%
		Pipeline Transportation of Crude Oil - 0.1%
		Chesapeake Midstream Partners
	225	6.13%, 07/15/2022 ‡	217

		Pipeline Transportation of Natural Gas - 0.9%
		DCP Midstream LLC
	545	4.75%, 09/30/2021 ■‡	588
		Dynegy Holdings, Inc.
	1,201	0.00%, 06/01/2019 Ω	811
			1,399
			1,616
Plastics and Rubber Products Manufacturing - 0.1%
		Plastics Product Manufacturing - 0.1%
		Sealed Air Corp.
	86	8.13%, 09/15/2019 ■	96

Primary Metal Manufacturing - 0.1%
		Alumina and Aluminum Production and Processing - 0.1%
		Aleris International, Inc.
	177	7.63%, 02/15/2018	184

Printing and Related Support Activities - 0.6%
		Printing and Related Support Activities - 0.6%
		Harland Clarke Holdings Corp.
	665	9.50%, 05/15/2015 ‡	602
		Sheridan (The) Group, Inc.
	515	12.50%, 04/15/2014 ‡	435
			1,037
Professional, Scientific and Technical Services - 0.5%
		Advertising and Related Services - 0.5%
		Affinion Group, Inc.
	873	11.50%, 10/15/2015 ‡	773

Real Estate, Rental and Leasing - 0.3%
		Activities Related To Real Estate - 0.2%
		Realogy Corp.
	269	7.63%, 01/15/2020 ■‡	279

		Industrial Machinery and Equipment Rental and Leasing - 0.1%
		Maxim Crane Works L.P.
	233	12.25%, 04/15/2015 ■‡	233

			512
Retail Trade - 1.3%
		Department Stores - 0.2%
		Sears Holdings Corp.
	443	6.63%, 10/15/2018 ‡	393

		Grocery Stores - 0.8%
		Ahold Lease USA, Inc.
	1,067	8.62%, 01/02/2025 ‡	1,288

		Jewelry, Luggage, and Leather Goods Stores - 0.3%
		Liz Claiborne, Inc.
	480	10.50%, 04/15/2019 ■‡	539

			2,220
Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
		Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
		Yankee Candle Co.
	288	10.25%, 02/15/2016 Þ	294

Software - 0.0%
		Software Publishers - 0.0%
		Lawson Software
	15	9.38%, 04/01/2019 ■	16

Truck Transportation - 0.4%
		General Freight Trucking - 0.4%
		Swift Transportation Co., Inc.
	623	12.50%, 05/15/2017 ■	663

Utilities - 1.2%
		Electric Generation, Transmission and Distribution - 1.2%
		AES El Salvador Trust
	625	6.75%, 02/01/2016 §‡	627
		Ipalco Enterprises, Inc.
	1,295	7.25%, 04/01/2016 ■‡	1,411
			2,038
		Total corporate bonds
		(cost $40,387)	$41,542

FOREIGN GOVERNMENT OBLIGATIONS - 4.6%
		Argentina - 0.0%
		Argentina (Republic of)
	$100	8.28%, 12/31/2033 ☼	$69

		Brazil - 0.3%
		Brazil (Republic of)
	100	5.63%, 01/07/2041 ☼	119
	100	5.88%, 01/15/2019 ☼	121
	40	8.25%, 01/20/2034 ‡	62
	80	10.50%, 07/14/2014 ☼	97
BRL	250	12.50%, 01/05/2016 ☼	157
			556
		Colombia - 0.1%
		Colombia (Republic of)
	100	7.38%, 09/18/2037 ☼	143
COP	19,000	9.85%, 06/28/2027 ☼	16
	15	11.75%, 02/25/2020 ☼	24
COP	69,000	12.00%, 10/22/2015 ☼	49
			232

The accompanying notes are an integral part of these financial statements.

7

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.6% - (continued)
		Hungary - 0.2%
		Hungary (Republic of)
	$45	6.25%, 01/29/2020 ☼	$43
HUF	49,150	6.75%, 08/22/2014 - 02/24/2017 ☼	220
HUF	14,430	7.50%, 11/12/2020 ☼	64
	24	7.63%, 03/29/2041 ☼	23
			350
		Indonesia - 0.2%
		Indonesia (Republic of)
	100	6.88%, 01/17/2018 §☼	118
	100	7.75%, 01/17/2038 §☼	136
			254
		Malaysia - 0.4%
		Malaysia (Republic of)
MYR	425	5.09%, 04/30/2014 ☼	146
MYR	475	5.73%, 07/30/2019 ☼	179
		Malaysia Government Bond
MYR	125	3.74%, 02/27/2015 ☼	42
MYR	500	4.26%, 09/15/2016 ☼	172
MYR	225	4.39%, 04/15/2026 ☼	79
			618
		Mexico - 0.9%
		Mexican Bonos De Desarrollo
MXN	3,354	6.50%, 06/10/2021 ☼	264
MXN	1,830	7.75%, 05/29/2031 ☼	149
MXN	1,373	8.50%, 11/18/2038 ☼	119
		United Mexican States
	90	4.75%, 03/08/2044 ☼	93
	180	5.63%, 01/15/2017 ☼	210
	65	7.50%, 04/08/2033 ☼	93
MXN	2,004	7.75%, 12/14/2017 ☼	171
MXN	4,690	9.50%, 12/18/2014 ☼	401
MXN	608	10.00%, 12/05/2024 ☼	61
			1,561
		Panama - 0.1%
		Panama (Republic of)
	25	7.25%, 03/15/2015 ☼	29
	45	8.88%, 09/30/2027 ☼	71
			100
		Peru - 0.1%
		Peru (Republic of)
	60	8.75%, 11/21/2033 ☼	96
	25	9.88%, 02/06/2015 ☼	31
		Peru Bono Soberano
PEN	50	6.90%, 08/12/2037 ☼	21
PEN	75	6.95%, 08/12/2031 ☼	31
PEN	100	7.84%, 08/12/2020 ☼	45
			224
		Philippines - 0.2%
		Philippines (Republic of)
	165	10.63%, 03/16/2025 ☼	268

		Poland - 0.6%
		Poland (Republic of)
PLN	850	5.50%, 04/25/2015 ☼	275
		Poland Government Bond
PLN	675	5.25%, 10/25/2020 ☼	213
PLN	425	5.50%, 10/25/2019 ☼	137
PLN	900	5.75%, 04/25/2014 ☼	291
			916
		Russia - 0.2%
		Russian Federation
	100	3.63%, 04/29/2015 §☼	104
	100	5.00%, 04/29/2020 §☼	108
	85	7.50%, 03/31/2030 §☼	101
	35	12.75%, 06/24/2028 §☼	64
			377
		South Africa - 0.5%
		South Africa (Republic of)
ZAR	1,075	6.25%, 03/31/2036 ☼	103
ZAR	2,650	6.75%, 03/31/2021 ☼	321
	100	6.88%, 05/27/2019 ☼	122
ZAR	2,375	8.25%, 09/15/2017 ☼	323
			869
		Turkey - 0.6%
		Turkey (Republic of)
	200	5.13%, 03/25/2022 ☼	204
	60	7.25%, 03/15/2015 ☼	67
	100	7.50%, 07/14/2017 ☼	117
TRY	200	10.68%, 01/15/2020 ☼	122
TRY	700	11.00%, 08/06/2014 ☼	414
			924
		Venezuela - 0.2%
		Venezuela (Republic of)
	125	7.00%, 12/01/2018 §☼	107
	90	11.95%, 08/05/2031 §☼	90
	85	12.75%, 08/23/2022 §☼	92
			289
		Total foreign government obligations
		(cost $7,623)	$7,607

MUNICIPAL BONDS - 0.3%
		Transportation - 0.3%
		Alameda, CA, Corridor Transportation Auth
	$1,705	9.20%, 10/01/2028 ○‡	$485

		Total municipal bonds
		(cost $405)	$485

SENIOR FLOATING RATE INTERESTS♦ - 6.3%
Air Transportation - 0.7%
		Scheduled Air Transportation - 0.7%
		Delta Air Lines, Inc., Term Loan
	$325	5.50%, 04/20/2017 ◊☼	$325
		Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
	856	4.24%, 11/29/2013	844
			1,169
Apparel Manufacturing - 0.1%
		Apparel Knitting Mills - 0.1%
		J. Crew Group, Inc.
	249	4.75%, 02/24/2017 ◊☼	247

Arts, Entertainment and Recreation - 0.3%
		Gambling Industries - 0.3%
		Caesar's Entertainment Operating Co., Inc.
	500	4.49%, 01/28/2018 ◊☼	439

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 6.3% - (continued)
Chemical Manufacturing - 0.1%
	Other Chemical and Preparations Manufacturing - 0.1%
	Ineos Holdings Ltd.
$220	5.47%, 04/27/2018 ◊☼	$221

Computer and Electronic Product Manufacturing - 0.3%
	Semiconductor, Electronic Components - 0.3%
	Freescale Semiconductor, Inc.
500	4.49%, 12/01/2016 ◊☼	490

Finance and Insurance - 0.5%
	Other Financial Investment Activities - 0.5%
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
112	8.75%, 12/17/2017	111
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
268	8.56%, 12/17/2017	264
	Nuveen Investments, Inc., Extended First Lien Term Loan
500	5.97%, 05/13/2017 ◊☼	500
		875
Health Care and Social Assistance - 0.4%
	General Medical and Surgical Hospitals - 0.3%
	HCA, Inc., Tranche B-3 Term Loan
500	3.49%, 05/01/2018 ◊☼	492

	Pharmaceutical and Medicine Manufacturing - 0.1%
	Catalent Pharma Solutions, Inc.
125	5.01%, 09/15/2017 ◊☼	125

		617
Information - 1.4%
	Cable and Other Program Distribution - 0.5%
	WideOpenWest Finance LLC, Second Lien Term Loan
802	6.49%, 06/29/2015 Þ	794

	On-Line Information Services - 0.3%
	First Data Corp., Extended 1st Lien Term Loan
500	4.24%, 03/23/2018 ◊☼	456

	Other Information Services - 0.1%
	CDW Corp.
250	4.00%, 07/15/2017 ◊☼	245

	Telecommunications - Other - 0.3%
	Sorenson Communications, Inc.
500	6.00%, 08/13/2016 ◊☼	486

	Telecommunications - Wireless Carriers - 0.2%
	Metro PCS Wireless, Inc., Term Loan B3
325	4.00%, 03/17/2018 ◊☼	322

		2,303
Motor Vehicle and Parts Manufacturing - 1.1%
	Motor Vehicle Manufacturing - 1.1%
	General Motors Co.
2,085	0.38%, 10/27/2015 ◊☼	1,867

Petroleum and Coal Products Manufacturing - 0.2%
	Oil & Gas Extraction - 0.2%
	Dynegy Power LLC
322	9.25%, 08/05/2016	336

Plastics and Rubber Products Manufacturing - 0.1%
	Plastics Product Manufacturing - 0.1%
	Kranson Industries, Inc.
190	5.51%, 04/30/2018 ◊☼	188

Retail Trade - 0.9%
	Automotive Parts, Accessories and Tire Stores - 0.1%
	Schrader, Inc.
100	5.76%, 04/27/2018 ◊☼	99
100	9.47%, 04/27/2019 ◊☼	99
		198
	Sporting Goods, Hobby and Musical Instrument Store - 0.8%
	Easton-Bell Sports, Inc.
1,361	11.50%, 12/31/2015 Þ	1,347

		1,545
Utilities - 0.2%
	Electric Generation, Transmission and Distribution - 0.2%
	Energy Transfer Equity L.P.
250	3.75%, 05/08/2018 ◊☼	247

	Total senior floating rate interests
	(cost $10,703)	$10,544

U.S. GOVERNMENT AGENCIES - 56.3%
	Federal Home Loan Mortgage Corporation - 10.5%
$900	3.50%, 05/15/2041 ☼	$933
12,700	5.50%, 10/01/2036 - 05/15/2039 ☼	13,873
2,400	6.00%, 05/15/2040 ☼	2,647
		17,453
	Federal National Mortgage Association - 19.7%
9,600	3.00%, 05/15/2027 ☼	10,017
8,300	3.50%, 05/15/2041 ☼	8,618
3,300	4.00%, 05/15/2040 ☼	3,490
6,700	5.00%, 05/15/2040 ☼	7,276
3,000	6.00%, 05/15/2040 ☼	3,316
		32,717
	Government National Mortgage Association - 26.1%
1,100	3.50%, 05/15/2041 ☼	1,158
9,787	4.00%, 05/15/2040 - 01/15/2041 ☼	10,596
18,500	4.50%, 05/15/2040 ☼	20,234
6,700	5.00%, 05/15/2039 ☼	7,424
800	5.50%, 05/15/2039 ☼	894
2,400	6.00%, 05/15/2039 ☼	2,708
400	6.50%, 05/15/2039 ☼	459
		43,473
	Total U.S. government agencies
	(cost $93,589)	$93,643

The accompanying notes are an integral part of these financial statements.

9

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
U.S. GOVERNMENT SECURITIES - 46.1%
U.S. Treasury Securities - 46.1%
	U.S. Treasury Bonds - 15.4%
$13,500	2.00%, 11/15/2021 ‡		$13,648
4,250	3.13%, 11/15/2041 - 02/15/2042 ‡		4,263
50	3.50%, 02/15/2039 ╦		54
50	4.38%, 05/15/2040 ‡		63
25	5.25%, 11/15/2028 ‡		34
5,150	5.38%, 02/15/2031 ‡		7,192
100	6.25%, 08/15/2023 - 05/15/2030 ‡		144
			25,398
	U.S. Treasury Notes - 30.7%
600	0.13%, 04/15/2016 - 01/15/2022 ◄		646
400	0.38%, 03/15/2015 ‡		400
200	0.50%, 04/15/2015 ◄		222
325	0.63%, 07/15/2021 ◄		362
475	1.00%, 03/31/2017 ‡		480
300	1.13%, 01/15/2021 ◄		358
700	1.25%, 04/15/2014 - 07/15/2020 ◄		814
300	1.38%, 07/15/2018 - 01/15/2020 ◄		368
300	1.63%, 01/15/2015 - 01/15/2018 ◄		384
10,000	1.75%, 03/31/2014 ‡		10,284
725	1.88%, 07/15/2013 - 07/15/2019 ◄		939
825	2.00%, 01/15/2014 - 01/15/2016 ◄		1,077
550	2.00%, 02/15/2022 ‡		554
125	2.13%, 01/15/2019 ◄		161
125	2.38%, 01/15/2017 ◄		166
200	2.38%, 02/28/2015 ‡		211
150	2.50%, 07/15/2016 ◄		198
12,375	2.50%, 03/31/2015 - 06/30/2017 ‡		13,150
125	2.63%, 07/15/2017 ◄		166
175	2.75%, 05/31/2017 ‡		192
17,000	3.25%, 03/31/2017 □‡		18,998
175	3.50%, 02/15/2018 ‡		200
175	4.13%, 05/15/2015 ‡		195
375	4.25%, 08/15/2013 - 11/15/2017 ‡ØΘ		417
175	4.75%, 08/15/2017 ‡		210
			51,152
			76,550
	Total U.S. government securities
	(cost $76,516)		$76,550

PREFERRED STOCKS - 0.4%
	Automobile Manufacturers - 0.4%
17	General Motors Co., 4.75% ۞		$644

	Total preferred stocks
	(cost $690)		$644

WARRANTS - 0.0%
	Packaged Foods & Meats - 0.0%
—	ASG Consolidated LLC ■		$16

	Total warrants
	(cost $9)		$16

	Total long-term investments
	(cost $232,482)		$233,486

SHORT-TERM INVESTMENTS - 21.6%
Repurchase Agreements - 21.0%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $8,666,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $8,839)
$8,666	0.20%, 04/30/2012		$8,666
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $11,609, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $11,841)
11,609	0.20%, 04/30/2012		11,609
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $4,585, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $4,677)
4,585	0.21%, 04/30/2012		4,585
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $3,797, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88%
- 1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
	4.50%, 2025 - 2042, value of $3,873)
3,797	0.19%, 04/30/2012		3,797
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $4, collateralized by U.S. Treasury Note 0.75%, 2013, value of $5)
4	0.17%, 04/30/2012		4
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $6,233, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $6,357)
6,233	0.21%, 04/30/2012		6,233
			34,894
U.S. Treasury Bills - 0.6%
940	0.08%, 5/3/2012□○		$940

	Total short-term investments
	(cost $35,834)		$35,834

	Total investments
	(cost $268,316) ▲	162.0%	$269,320
	Other assets and liabilities	(62.0)%	(103,078)
	Total net assets	100.0%	$166,242

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $268,330 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,772
Unrealized Depreciation	(1,782)
Net Unrealized Appreciation	$990

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2012, the aggregate value and percentage of net assets of these securities rounds to zero.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ω	Debt security in default due to bankruptcy.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

Þ	This security may pay interest in additional principal instead of cash.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2012.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2012.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $17,875, which represents 10.8% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $1,547, which represents 0.9% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2010 - 07/2010	–	ASG Consolidated LLC Warrants - 144A	9

At April 30, 2012, the aggregate value of these securities was $16, which rounds to zero percent of total net assets.

۞	Convertible security.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Schedule of Investments – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

♠	Perpetual maturity security. Maturity date shown is the first call date.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $108,328 at April 30, 2012.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2012 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note Future	59	Short	06/20/2012	$7,805	$7,778	$(27)
U.S. Treasury 30-Year Bond Future	81	Short	06/20/2012	$11,573	$11,566	$(7)
U.S. Treasury 5-Year Note Future	135	Short	06/29/2012	$16,712	$16,668	$(44)
U.S. Treasury CME Ultra Long Term Bond Future	28	Long	06/20/2012	$4,419	$4,340	$79
						$1

*	The number of contracts does not omit 000's.

Θ	At April 30, 2012, this security, or a portion of this security, is designated to cover written call options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
ITRX.EUR.17.1-5	Index	1.50%	05/16/2012	25,044,344	$149	$117	$(32)

*	The number of contracts does not omit 000's.

Ø	This security, or a portion of this security, collateralized the written put options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
ITRX.EUR.17.1-5	Index	1.50%	05/16/2012	25,044,344	$53	$117	$64

*	The number of contracts does not omit 000's.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
HUF	CSFB	Buy	$295	$296	05/04/2012	$(1)
MXN	GSC	Buy	417	414	05/31/2012	3
MXN	JPM	Buy	1,203	1,209	05/03/2012	(6)
MXN	RBC	Buy	834	824	05/31/2012	10
PLN	CSFB	Buy	928	928	05/04/2012	–
TRY	CSFB	Buy	549	548	05/04/2012	1
ZAR	CSFB	Buy	753	755	05/04/2012	(2)
						$5

The accompanying notes are an integral part of these financial statements.

12

Credit Default Swap Contracts Outstanding at April 30, 2012

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.18.1	DEUT	$6,300	Sell	1.00%	06/20/17	$20	$15	$(5)
ITRX.EUR.17	BOA	1,509	Buy	(1.00)%	06/20/17	34	29	(5)
						$54	$44	$(10)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Shorts Outstanding at April 30, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA TBA, 4.50%	$8,400	05/15/2041	$8,993	$(5)
FNMA TBA, 5.50%	4,200	05/15/2039	4,593	1
			$13,586	$(4)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
RBC	RBC Dominion Securities

Currency Abbreviations:
BRL	Brazilian Real
COP	Colombian Peso
HUF	Hungarian Forint
MXN	Mexican New Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PLN	Polish New Zloty
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
CDX.NA.IG	Credit Derivatives Index North American Investment Grade
ITRX.EUR	Markit iTraxx Index - Europe

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Investment Valuation Hierarchy Level Summary

April 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$2,455	$–	$1,874	$581
Corporate Bonds	41,542	–	40,254	1,288
Foreign Government Obligations	7,607	264	7,343	–
Municipal Bonds	485	–	485	–
Preferred Stocks	644	644	–	–
Senior Floating Rate Interests	10,544	–	10,544	–
U.S. Government Agencies	93,643	–	93,643	–
U.S. Government Securities	76,550	1,068	75,482	–
Warrants	16	16	–	–
Short-Term Investments	35,834	–	35,834	–
Total	$269,320	$1,992	$265,459	$1,869
Foreign Currency Contracts *	14	–	14	–
Futures *	79	79	–	–
Written Options *	64	–	64	–
Total	$157	$79	$78	$–
Liabilities:
Securities Sold Short	$13,586	$–	$13,586	$–
Total	$13,586	$–	$13,586	$–
Credit Default Swaps *	10	–	10	–
Foreign Currency Contracts *	9	–	9	–
Futures *	78	78	–	–
Written Options *	32	–	32	–
Total	$129	$78	$51	$–

♦	For the six-month period ended April 30, 2012, investments valued at $3,158 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$268	$(147)	$196	†	$—	$580	$(316)	$—	$—	$581
Corporate Bonds	3,800	66	146	‡	(1)	268	(3,357)	366	—	1,288
Total	$4,068	$(81)	$342		$(1)	$848	$(3,673)	$366	$—	$1,869

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $5.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $44.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $268,316)	$269,320
Unrealized appreciation on foreign currency contracts	14
Receivables:
Investment securities sold	33,642
Fund shares sold	359
Dividends and interest	1,784
Variation margin	7
Swap premiums paid	54
Other assets	84
Total assets	305,264
Liabilities:
Unrealized depreciation on foreign currency contracts	9
Unrealized depreciation on swap contracts	10
Bank overdraft	387
Securities sold short, at market value (proceeds $13,582)	13,586
Payables:
Investment securities purchased	124,320
Fund shares redeemed	200
Investment management fees	15
Dividends	40
Administrative fees	—
Distribution fees	11
Variation margin	25
Accrued expenses	33
Written options (proceeds $234)	202
Other liabilities	184
Total liabilities	139,022
Net assets	$166,242
Summary of Net Assets:
Capital stock and paid-in-capital	$180,266
Undistributed net investment income	2
Accumulated net realized loss	(15,061)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,035
Net assets	$166,242

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.34/$10.83
Shares outstanding	12,725
Net assets	$131,585
Class B: Net asset value per share	$10.34
Shares outstanding	608
Net assets	$6,289
Class C: Net asset value per share	$10.36
Shares outstanding	2,705
Net assets	$28,028
Class R3: Net asset value per share	$10.33
Shares outstanding	11
Net assets	$113
Class R4: Net asset value per share	$10.33
Shares outstanding	10
Net assets	$107
Class R5: Net asset value per share	$10.32
Shares outstanding	10
Net assets	$107
Class Y: Net asset value per share	$10.29
Shares outstanding	1
Net assets	$13

The accompanying notes are an integral part of these financial statements.

15

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Statement of Operations

For the Six-Month Period Ended April 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$42
Interest	6,862
Total investment income	6,904

Expenses:
Investment management fees	696
Administrative services fees	—
Transfer agent fees	137
Distribution fees
Class A	161
Class B	34
Class C	137
Class R3	—
Class R4	—
Custodian fees	3
Accounting services fees	26
Registration and filing fees	58
Board of Directors' fees	3
Audit fees	6
Other expenses	31
Total expenses (before waivers and fees paid indirectly)	1,292
Expense waivers	(117)
Custodian fee offset	—
Total waivers and fees paid indirectly	(117)
Total expenses, net	1,175
Net Investment Income	5,729
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	8,800
Net realized loss on purchased options	(991)
Net realized gain on futures	2,112
Net realized gain on written options	325
Net realized loss on swap contracts	(273)
Net realized loss on foreign currency contracts	(2)
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	9,971
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,861)
Net unrealized appreciation of purchased options	49
Net unrealized depreciation of securities sold short	(4)
Net unrealized depreciation of futures	(1,215)
Net unrealized appreciation of written options	17
Net unrealized depreciation of swap contracts	(55)
Net unrealized appreciation of foreign currency contracts	5
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	7
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,057)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	6,914
Net Increase in Net Assets Resulting from Operations	$12,643

The accompanying notes are an integral part of these financial statements.

16

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$5,729	$12,947
Net realized gain on investments, other financial instruments and foreign currency transactions	9,971	10,795
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(3,057)	(8,621)
Net Increase In Net Assets Resulting From Operations	12,643	15,121
Distributions to Shareholders:
From net investment income
Class A	(3,007)	(5,857)
Class B	(133)	(338)
Class C	(538)	(963)
Class R3	(2)	—
Class R4	(2)	—
Class R5	(3)	—
Class Y	(2,211)	(6,348)
Total distributions	(5,896)	(13,506)
Capital Share Transactions:
Class A	1,244	(12,302)
Class B	(1,216)	(2,718)
Class C	187	179
Class R3	8	100
Class R4	2	100
Class R5	3	100
Class Y	(104,208)	(45,969)
Net decrease from capital share transactions	(103,980)	(60,510)
Net Decrease In Net Assets	(97,233)	(58,895)
Net Assets:
Beginning of period	263,475	322,370
End of period	$166,242	$263,475
Undistributed (distribution in excess of) net investment income (loss)	$2	$169

The accompanying notes are an integral part of these financial statements.

17

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Notes to Financial Statements

April 30, 2012 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Unconstrained Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

18

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

19

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Notes to Financial Statements – (continued)

April 30, 2012 (Unaudited)

(000’s Omitted)

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

20

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in

21

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. In a TBA roll, the Fund generally purchases or sells the initial TBA commitment prior to the stipulated settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of April 30, 2012, as disclosed on the Schedule of Investments, the Statement of Assets and Liabilities and the Statement of Operations.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which

22

may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the

23

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

24

The Fund had no outstanding purchased options contracts as of April 30, 2012. Transactions involving written options contracts for the Fund during the six-month period ended April 30, 2012, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2012:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	25,044,344	117
Expired	—	—
Closed	—	—
Exercised	—	—
End of Period	25,044,344	$117

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	16,924,865	$73
Written	39,007,189	491
Expired	(25,462,710)	(145)
Closed	(5,425,000)	(302)
Exercised	—	—
End of Period	25,044,344	$117

* The number of contracts does not omit 000's.

d)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the

25

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2012.

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$14	$—	$—	$—	$—	$14
Variation margin receivable *	7	—	—	—	—	—	7
Total	$7	$14	$—	$—	$—	$—	$21

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$9	$—	$—	$—	$—	$9
Unrealized depreciation on swap contracts	—	—	10	—	—	—	10
Variation margin payable *	25	—	—	—	—	—	25
Written options, market value	—	—	202	—	—	—	202
Total	$25	$9	$212	$—	$—	$—	$246

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $1 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

26

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on investments in purchased options	$(576)	$—	$(415)	$—	$—	$—	$(991)
Net realized gain on futures	2,112	—	—	—	—	—	2,112
Net realized gain on written options	—	—	325	—	—	—	325
Net realized loss on swap contracts	—	—	(273)	—	—	—	(273)
Net realized loss on foreign currency contracts	—	(2)	—	—	—	—	(2)
Total	$1,536	$(2)	$(363)	$—	$—	$—	$1,171

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of investments in purchased options	$32	$—	$17	$—	$—	$—	$49
Net change in unrealized depreciation of futures	(1,215)	—	—	—	—	—	(1,215)
Net change in unrealized appreciation of written options	—	—	17	—	—	—	17
Net change in unrealized depreciation of swap contracts	—	—	(55)	—	—	—	(55)
Net change in unrealized appreciation of foreign currency contracts	—	5	—	—	—	—	5
Total	$(1,183)	$5	$(21)	$—	$—	$—	$(1,199)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short

27

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$13,521	$12,003

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$206
Accumulated Capital Losses *	(23,785)
Unrealized Appreciation †	2,845
Total Accumulated Deficit	$(20,734)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

28

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$165
Accumulated Net Realized Gain (Loss)	(165)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$23,785
Total	$23,785

During the year ended October 31, 2011, the Fund utilized $11,541 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective April 23, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to April 23, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

29

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

As of April 23, 2012, HIFSCO has voluntarily agreed to waive all of the Fund’s contractual management fees through August 31, 2012.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through April 22, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.44%	1.19%	1.19%	0.74%	0.44%	0.14%	0.14%

From November 1, 2011 through April 22, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	1.25%	0.95%	0.65%	0.65%

30

Effective September 1, 2012, HIFSCO will contractually limit the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.99%	1.74%	1.74%	1.29%	0.99%	0.69%	0.69%

d)	Fees Paid Indirectly – The Fund’s custodian bank, State Street Bank and Trust Co., has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	0.93%
Class B	1.68
Class C	1.68
Class R3	1.23
Class R4	0.93
Class R5	0.63
Class Y	0.63

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $249 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

31

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $3.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	10	91%
Class R4	10	100
Class R5	10	100

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$240,658
Sales Proceeds Excluding U.S. Government Obligations	318,677
Cost of Purchases for U.S. Government Obligations	80,860
Sales Proceeds for U.S. Government Obligations	15,356

32

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,434	281	(1,586)	—	129	3,271	562	(5,098)	—	(1,265)
Amount	$14,490	$2,858	$(16,104)	$—	$1,244	$32,660	$5,602	$(50,564)	$—	$(12,302)
Class B
Shares	37	11	(169)	—	(121)	76	29	(379)	—	(274)
Amount	$369	$112	$(1,697)	$—	$(1,216)	$762	$292	$(3,772)	$—	$(2,718)
Class C
Shares	385	45	(411)	—	19	997	79	(1,067)	—	9
Amount	$3,912	$462	$(4,187)	$—	$187	$9,996	$789	$(10,606)	$—	$179
Class R3
Shares	1	—	—	—	1	10	—	—	—	10
Amount	$6	$2	$—	$—	$8	$100	$—	$—	$—	$100
Class R4
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$2	$—	$—	$2	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$3	$—	$—	$3	$100	$—	$—	$—	$100
Class Y
Shares	2,024	204	(12,403)	—	(10,175)	3,048	638	(8,278)	—	(4,592)
Amount	$20,628	$2,061	$(126,897)	$—	$(104,208)	$30,349	$6,347	$(82,665)	$—	$(45,969)
Total
Shares	3,881	541	(14,569)	—	(10,147)	7,422	1,308	(14,822)	—	(6,092)
Amount	$39,405	$5,500	$(148,885)	$—	$(103,980)	$74,067	$13,030	$(147,607)	$—	$(60,510)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	37	$378
For the Year Ended October 31, 2011	58	$575

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The

33

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

34

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35

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$10.06	$0.23	$–	$0.29	$0.52	$(0.24)	$–	$–	$(0.24)	$0.28	$10.34
B	10.05	0.19	–	0.30	0.49	(0.20)	–	–	(0.20)	0.29	10.34
C	10.07	0.19	–	0.30	0.49	(0.20)	–	–	(0.20)	0.29	10.36
R3	10.04	0.21	–	0.30	0.51	(0.22)	–	–	(0.22)	0.29	10.33
R4	10.04	0.23	–	0.30	0.53	(0.24)	–	–	(0.24)	0.29	10.33
R5	10.04	0.24	–	0.29	0.53	(0.25)	–	–	(0.25)	0.28	10.32
Y	10.04	0.24	–	0.26	0.50	(0.25)	–	–	(0.25)	0.25	10.29

For the Year Ended October 31, 2011
A	9.98	0.46	–	0.10	0.56	(0.48)	–	–	(0.48)	0.08	10.06
B	9.98	0.38	–	0.09	0.47	(0.40)	–	–	(0.40)	0.07	10.05
C	10.00	0.38	–	0.09	0.47	(0.40)	–	–	(0.40)	0.07	10.07
R3(H)	9.89	0.03	–	0.15	0.18	(0.03)	–	–	(0.03)	0.15	10.04
R4(H)	9.89	0.04	–	0.14	0.18	(0.03)	–	–	(0.03)	0.15	10.04
R5(H)	9.89	0.04	–	0.15	0.19	(0.04)	–	–	(0.04)	0.15	10.04
Y	9.97	0.49	–	0.09	0.58	(0.51)	–	–	(0.51)	0.07	10.04

For the Year Ended October 31, 2010
A	9.54	0.37	–	0.45	0.82	(0.38)	–	–	(0.38)	0.44	9.98
B	9.53	0.29	–	0.47	0.76	(0.31)	–	–	(0.31)	0.45	9.98
C	9.55	0.30	–	0.46	0.76	(0.31)	–	–	(0.31)	0.45	10.00
Y	9.52	0.40	–	0.47	0.87	(0.42)	–	–	(0.42)	0.45	9.97

For the Year Ended October 31, 2009
A	8.28	0.48	–	1.27	1.75	(0.49)	–	–	(0.49)	1.26	9.54
B	8.28	0.42	–	1.26	1.68	(0.43)	–	–	(0.43)	1.25	9.53
C	8.30	0.42	–	1.25	1.67	(0.42)	–	–	(0.42)	1.25	9.55
Y	8.27	0.51	–	1.25	1.76	(0.51)	–	–	(0.51)	1.25	9.52

For the Year Ended October 31, 2008
A	10.14	0.54	–	(1.87)	(1.33)	(0.53)	–	–	(0.53)	(1.86)	8.28
B	10.14	0.47	–	(1.87)	(1.40)	(0.46)	–	–	(0.46)	(1.86)	8.28
C	10.16	0.47	–	(1.87)	(1.40)	(0.46)	–	–	(0.46)	(1.86)	8.30
Y	10.12	0.57	–	(1.86)	(1.29)	(0.56)	–	–	(0.56)	(1.85)	8.27

For the Year Ended October 31, 2007
A	10.33	0.57	–	(0.19)	0.38	(0.57)	–	–	(0.57)	(0.19)	10.14
B	10.33	0.50	–	(0.20)	0.30	(0.49)	–	–	(0.49)	(0.19)	10.14
C	10.35	0.50	–	(0.19)	0.31	(0.50)	–	–	(0.50)	(0.19)	10.16
Y	10.32	0.60	–	(0.20)	0.40	(0.60)	–	–	(0.60)	(0.20)	10.12

(A) Information presented relates to a share outstanding throughout the indicated period.

(B) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C) Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(E) Per share amounts have been calculated using average shares outstanding method.

(F) Not annualized.

(G) Annualized.

(H) Commenced operations on September 30, 2011.

36

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

5.19	%(F)	$131,585	1.07	%(G)	0.93	%(G)	0.93	%(G)	4.54	%(G)	129%
4.91	(F)	6,289	1.93	(G)	1.68	(G)	1.68	(G)	3.77	(G)	–
4.90	(F)	28,028	1.76	(G)	1.68	(G)	1.68	(G)	3.79	(G)	–
5.15	(F)	113	1.35	(G)	1.23	(G)	1.23	(G)	4.24	(G)	–
5.30	(F)	107	1.04	(G)	0.93	(G)	0.93	(G)	4.54	(G)	–
5.36	(F)	107	0.74	(G)	0.63	(G)	0.63	(G)	4.84	(G)	–
5.05	(F)	13	0.66	(G)	0.63	(G)	0.63	(G)	4.81	(G)	–

5.71		126,654	1.06		0.95		0.95		4.56		207
4.82		7,324	1.88		1.70		1.70		3.82		–
4.81		27,057	1.74		1.70		1.70		3.80		–
1.81	(F)	102	1.34	(G)	1.25	(G)	1.25	(G)	4.29	(G)	–
1.84	(F)	102	1.04	(G)	0.95	(G)	0.95	(G)	4.58	(G)	–
1.87	(F)	102	0.74	(G)	0.65	(G)	0.65	(G)	4.87	(G)	–
5.96		102,134	0.63		0.63		0.63		4.90		–

8.82		138,388	1.04		1.00		1.00		3.75		210
8.13		10,007	1.87		1.75		1.75		3.02		–
8.14		26,778	1.72		1.72		1.72		3.03		–
9.37		147,197	0.62		0.62		0.62		4.13		–

21.83		111,456	1.08		0.95		0.95		5.46		178
20.85		10,389	1.96		1.67		1.67		4.74		–
20.76		23,237	1.76		1.70		1.70		4.66		–
22.07		109,639	0.64		0.64		0.64		5.88		–

(13.71)		81,569	1.02		0.95		0.95		5.53		177
(14.36)		7,779	1.91		1.70		1.70		4.79		–
(14.34)		13,007	1.76		1.70		1.70		4.79		–
(13.37)		139,935	0.63		0.63		0.63		5.85		–

3.77		98,047	1.08		0.95		0.95		5.72		147
3.00		9,837	1.95		1.70		1.70		4.92		–
3.01		14,263	1.82		1.70		1.70		4.92		–
3.97		213,417	0.68		0.68		0.68		5.95		–

37

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

38

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

39

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,051.90	$4.73	$1,000.00	$1,020.25	$4.66	0.93%	182	366
Class B	$1,000.00	$1,049.10	$8.55	$1,000.00	$1,016.51	$8.42	1.68	182	366
Class C	$1,000.00	$1,049.00	$8.54	$1,000.00	$1,016.52	$8.41	1.68	182	366
Class R3	$1,000.00	$1,051.50	$6.27	$1,000.00	$1,018.75	$6.17	1.23	182	366
Class R4	$1,000.00	$1,053.00	$4.75	$1,000.00	$1,020.24	$4.67	0.93	182	366
Class R5	$1,000.00	$1,053.60	$3.22	$1,000.00	$1,021.73	$3.17	0.63	182	366
Class Y	$1,000.00	$1,050.50	$3.21	$1,000.00	$1,021.73	$3.17	0.63	182	366

41

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on February 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement (the “Agreement”) for The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund) (the “Fund”) between Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”). The Agreement went into effect on April 23, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Contracts Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HIFSCO believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Contracts Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team. The Board considered that HIFSCO and Wellington Management proposed certain changes to the Fund’s investment goal and principal investment strategy in connection with the sub-adviser change. In addition, the Board noted that the Fund is being renamed “The

42

Hartford Unconstrained Bond Fund” and that as of April 23, 2012, HIFSCO has voluntarily agreed to waive fees and/or reimburse expenses to achieve certain target expense levels through August 31, 2012.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Contracts Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management team, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and its investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management. The Board also considered information provided by Wellington Management to the Contracts Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add an additional breakpoint to the Fund’s contractual management fee schedule that would result in a management fee reduction at certain asset levels. The Board also considered that HIFSCO was proposing to modify the annual renewable expense reimbursement provided on each class of the Fund’s shares by HIFSCO to a level that reflects the change in the Fund’s principal investment strategy after the sub-adviser change. This change may have the effect of raising the actual net total operating expenses by class of the Fund after taking into account expense reimbursement payments from HIFSCO. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

43

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HIFSCO’s proposal to add an additional breakpoint to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

44

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-UB12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford Value Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Value Fund inception 04/30/2001

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 4/30/02 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	1 Year	5 year	10 year
Value A#	13.03%	0.85%	0.55%	4.83%
Value A##		-4.70%	-0.58%	4.24%
Value B#	12.53%	0.05%	-0.18%	NA *
Value B##		-4.94%	-0.56%	NA *
Value C#	12.61%	0.14%	-0.19%	4.06%
Value C##		-0.86%	-0.19%	4.06%
Value I#	13.20%	1.16%	0.85%	4.99%
Value R3#	12.89%	0.57%	0.28%	4.84%
Value R4#	13.05%	0.93%	0.60%	5.01%
Value R5#	13.24%	1.24%	0.90%	5.18%
Value Y#	13.33%	1.28%	1.02%	5.25%
Russell 1000 Value Index	11.62%	1.03%	-1.73%	4.83%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Value Fund
Manager Discussion
April 30, 2012(Unaudited)

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Value Fund returned 13.03% for the six-month period ended April 30, 2012, outperforming its benchmark, the Russell 1000 Value Index, which returned 11.62% for the same period. The Fund outperformed the 11.21% return of the average fund in the Lipper Large-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period as generally improving economic data and growing consumer confidence helped to counter a persistent slump in housing. Investors mostly shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on the improving health of the U.S. economy. Strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least late 2014 buoyed investors’ appetites for risk assets. The Greek debt restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China. In April, U.S. equities retreated for the first time in five months as disappointing employment and GDP (gross domestic product) data overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, growing concerns about Spain’s fiscal sustainability, and a less dovish tone from the U.S. Federal Reserve underpinned a rise in risk aversion among investors.

Sector returns within the Russell 1000 Value Index were all positive, with Consumer Discretionary (+17%), Financials (+15%) and Industrials (+15%) performing the best. Energy (+3%) and Utilities (+5%) lagged on a relative basis during the period.

The Fund’s outperformance versus its benchmark was primarily due to strong stock selection. Stock selection contributed most in Consumer Staples, Industrials, and Health Care, more than offsetting weaker selection in Energy. Sector positioning, which is a result of bottom-up stock selection decisions (i.e. stock by stock fundamental research), was a modest contributor during the period. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Utilities contributed, while an underweight to Financials and Telecommunication Services detracted. A modest cash position detracted in an upward trending market.

Among the top contributors to benchmark-relative returns were Procter & Gamble (Consumer Staples), Ingersoll-Rand (Industrials), and Comcast (Consumer Discretionary). Shares of Procter & Gamble, a provider of consumer packaged goods, were relatively flat during the period and underperformed the broader market; not owning the position contributed positively to relative performance. Shares of Ingersoll-Rand, a provider of industrial machinery, climate control systems, and security products, moved higher after residential markets strengthened and the company beat consensus quarterly earnings estimates. Shares of Comcast, the largest U.S. cable communications company and new owner of NBC Universal, moved higher after the company posted strong quarterly earnings and announced an increase in its dividend and a $3 billion stock buyback. Top absolute (i.e. total return) contributors for the period also included financials holdings Wells Fargo and JPMorgan Chase.

Holdings of Baker Hughes (Energy), Southwestern Energy (Energy), and Mosaic (Materials) detracted most from benchmark-relative returns during the period. Shares of Baker Hughes, an oilfield services provider, fell after the company saw reduced pricing, under-utilization and logistics issues at its recently-acquired pressure pumping subsidiary. Shares of Southwestern Energy, a natural gas producer with core operations in the Fayetteville shale in Arkansas and a high-growth position in the Pennsylvania Marcellus shale, came under pressure because of poor North American natural gas pricing. Mosaic, a large North American producer of phosphate and potash fertilizers, saw its shares fall as a result of the prospects for a large U.S. corn crop that will likely weigh on market expectations for corn prices next year. Credit Suisse (Financials) was among the top detractors from absolute performance.

What is the outlook?

There are several factors, particularly in the U.S., which we believe indicate support for positive economic growth, but there are also potential offsetting risks that could weigh on the markets. We continue to believe that coordinated, global efforts toward economic recovery are supportive for equity markets. Importantly, we have been encouraged that policymakers around the globe seem to be finally embracing

3

The Hartford Value Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

the severity of the sovereign debt crisis and its potential impact on global economic stability. The Greek debt package announced in February illustrates one example of the coordinated effort.

In the U.S., economic reports have generally been upbeat, with encouraging trends in U.S. housing prices, and a stabilizing labor market, which shows signs of healing. We still consider the U.S. to be well positioned in a global context, but expect its pace of economic acceleration to moderate. We believe the remarkably mild winter weather undoubtedly provided a boost to housing, the service sector, and employment in the early months of 2012. This likely pulled forward some growth from second quarter growth.

In our view, the Euro zone remains a concern for the market, given the recessionary environment in the region and continued unease over sovereign debt. A deceleration of economic growth in China, is also something markets are watching closely. In the U.S., there is uncertainty over fiscal policies and the potential impact of pending financial regulations. In light of these mixed factors, we believe economic growth likely will remain tepid in 2012.

Based on bottom-up stock decisions, we ended the period most overweight to the Materials, Health Care, and Consumer Discretionary sectors relative to the Russell 1000 Value Index; our largest underweights were in Utilities, Financials, and Telecommunication Services.

Diversification by Industry
as of April 30, 2012
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	0.8%
Banks (Financials)	7.1
Capital Goods (Industrials)	10.4
Consumer Durables & Apparel (Consumer Discretionary)	1.6
Diversified Financials (Financials)	8.3
Energy (Energy)	11.4
Food & Staples Retailing (Consumer Staples)	1.6
Food, Beverage & Tobacco (Consumer Staples)	6.6
Health Care Equipment & Services (Health Care)	5.6
Insurance (Financials)	7.8
Materials (Materials)	5.6
Media (Consumer Discretionary)	3.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.4
Retailing (Consumer Discretionary)	4.8
Semiconductors & Semiconductor Equipment (Information Technology)	5.4
Software & Services (Information Technology)	1.6
Technology Hardware & Equipment (Information Technology)	3.2
Telecommunication Services (Services)	2.3
Utilities (Utilities)	3.5
Short-Term Investments	0.6
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford Value Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5%
	Automobiles & Components - 0.8%
85	General Motors Co. ●	$1,952
241	Goodyear Tire & Rubber Co. ●	2,650
		4,602
	Banks - 7.1%
262	BB&T Corp.	8,388
183	PNC Financial Services Group, Inc.	12,121
614	Wells Fargo & Co.	20,537
		41,046
	Capital Goods - 10.4%
66	3M Co.	5,891
67	Boeing Co.	5,130
663	General Electric Co.	12,985
120	Illinois Tool Works, Inc.	6,874
176	Ingersoll-Rand plc	7,464
106	PACCAR, Inc.	4,534
98	Stanley Black & Decker, Inc.	7,161
182	Tyco International Ltd.	10,227
		60,266
	Consumer Durables & Apparel - 1.6%
187	Mattel, Inc.	6,284
163	Newell Rubbermaid, Inc.	2,959
		9,243
	Diversified Financials - 8.3%
83	Ameriprise Financial, Inc.	4,477
42	BlackRock, Inc.	8,043
134	Citigroup, Inc.	4,431
125	Credit Suisse Group ADR	2,920
64	Goldman Sachs Group, Inc.	7,403
480	JP Morgan Chase & Co.	20,641
		47,915
	Energy - 11.4%
41	Apache Corp.	3,958
104	Baker Hughes, Inc.	4,568
164	Chevron Corp.	17,478
30	EOG Resources, Inc.	3,309
94	Exxon Mobil Corp.	8,139
144	Marathon Oil Corp.	4,219
124	Noble Corp.	4,724
118	Occidental Petroleum Corp.	10,798
75	Royal Dutch Shell plc ADR	5,537
100	Southwestern Energy Co. ●	3,155
		65,885
	Food & Staples Retailing - 1.6%
189	CVS Caremark Corp.	8,444
26	Sysco Corp.	753
		9,197
	Food, Beverage & Tobacco - 6.6%
95	Anheuser-Busch InBev N.V.	6,915
145	Archer Daniels Midland Co.	4,457
130	General Mills, Inc.	5,064
168	Kraft Foods, Inc.	6,706
89	PepsiCo, Inc.	5,857
102	Philip Morris International, Inc.	9,116
		38,115
	Health Care Equipment & Services - 5.6%
91	Baxter International, Inc.	5,054
134	Covidien plc	7,410
132	HCA Holdings, Inc.	3,544
105	St. Jude Medical, Inc.	4,073
158	UnitedHealth Group, Inc.	8,854
56	Zimmer Holdings, Inc.	3,522
		32,457
	Insurance - 7.8%
166	ACE Ltd.	12,616
108	Chubb Corp.	7,857
288	Marsh & McLennan Cos., Inc.	9,624
147	Principal Financial Group, Inc.	4,069
80	Swiss Re Ltd.	5,021
234	Unum Group	5,563
		44,750
	Materials - 5.6%
186	Dow Chemical Co.	6,291
106	E.I. DuPont de Nemours & Co.	5,645
148	International Paper Co.	4,933
90	Mosaic Co.	4,731
67	Nucor Corp.	2,636
118	Rexam plc ADR	4,101
306	Steel Dynamics, Inc.	3,904
		32,241
	Media - 3.5%
102	CBS Corp. Class B	3,398
353	Comcast Corp. Class A	10,708
196	Thomson Reuters Corp.	5,836
		19,942
	Pharmaceuticals, Biotechnology & Life Sciences - 8.4%
109	Amgen, Inc.	7,778
103	Johnson & Johnson	6,701
319	Merck & Co., Inc.	12,530
665	Pfizer, Inc.	15,258
136	Teva Pharmaceutical Industries Ltd. ADR	6,227
		48,494
	Retailing - 4.8%
149	Home Depot, Inc.	7,730
131	Kohl's Corp.	6,561
154	Lowe's Co., Inc.	4,851
101	Nordstrom, Inc.	5,648
184	Staples, Inc.	2,826
		27,616
	Semiconductors & Semiconductor Equipment - 5.4%
152	Analog Devices, Inc.	5,928
475	Intel Corp.	13,480
167	Maxim Integrated Products, Inc.	4,937
185	Xilinx, Inc.	6,746
		31,091
	Software & Services - 1.6%
285	Microsoft Corp.	9,138

	Technology Hardware & Equipment - 3.2%
756	Cisco Systems, Inc.	15,226
128	Hewlett-Packard Co.	3,162
		18,388
	Telecommunication Services - 2.3%
405	AT&T, Inc.	13,327

	Utilities - 3.5%
117	Edison International	5,146
71	Entergy Corp.	4,667
53	NextEra Energy, Inc.	3,405

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Utilities - 3.5% - (continued)
140	Northeast Utilities		$5,149
66	PPL Corp.		1,807
			20,174
	Total common stocks
	(cost $476,127)		$573,887

	Total long-term investments
	(cost $476,127)		$573,887

SHORT-TERM INVESTMENTS - 0.6%
Repurchase Agreements - 0.6%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $802,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $818)
$802	0.20%, 04/30/2012		$802
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,074, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $1,096)
1,074	0.20%, 04/30/2012		1,074
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $424, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $433)
424	0.21%, 04/30/2012		424
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $351, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88% -
1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% - 4.50%,
	2025 - 2042, value of $358)
351	0.19%, 04/30/2012		351
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 0.75%, 2013, value of $1)
1	0.17%, 04/30/2012		1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $577, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $588)
577	0.21%, 04/30/2012		577
			3,229
	Total short-term investments
	(cost $3,229)		$3,229

	Total investments
	(cost $479,356) ▲	100.1%	$577,116
	Other assets and liabilities	(0.1)%	(550)
	Total net assets	100.0%	$576,566

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $482,681 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$110,172
Unrealized Depreciation	(15,737)
Net Unrealized Appreciation	$94,435

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$573,887	$568,866	$5,021	$–
Short-Term Investments	3,229	–	3,229	–
Total	$577,116	$568,866	$8,250	$–

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $479,356)	$577,116
Cash	—
Receivables:
Investment securities sold	468
Fund shares sold	201
Dividends and interest	799
Other assets	77
Total assets	578,661
Liabilities:
Payables:
Investment securities purchased	1,478
Fund shares redeemed	515
Investment management fees	65
Administrative fees	—
Distribution fees	7
Accrued expenses	30
Total liabilities	2,095
Net assets	$576,566
Summary of Net Assets:
Capital stock and paid-in-capital	$506,658
Undistributed net investment income	3,650
Accumulated net realized loss	(31,502)
Unrealized appreciation of investments	97,760
Net assets	$576,566

Shares authorized	550,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.39/$13.11
Shares outstanding	5,871
Net assets	$72,743
Class B: Net asset value per share	$12.15
Shares outstanding	245
Net assets	$2,979
Class C: Net asset value per share	$12.11
Shares outstanding	1,389
Net assets	$16,821
Class I: Net asset value per share	$12.31
Shares outstanding	995
Net assets	$12,247
Class R3: Net asset value per share	$12.12
Shares outstanding	217
Net assets	$2,629
Class R4: Net asset value per share	$12.21
Shares outstanding	623
Net assets	$7,607
Class R5: Net asset value per share	$12.28
Shares outstanding	227
Net assets	$2,790
Class Y: Net asset value per share	$12.31
Shares outstanding	37,270
Net assets	$458,750

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$8,146
Interest	2
Less: Foreign tax withheld	(44)
Total investment income	8,104

Expenses:
Investment management fees	1,961
Administrative services fees	10
Transfer agent fees	105
Distribution fees
Class A	86
Class B	16
Class C	80
Class R3	6
Class R4	10
Custodian fees	4
Accounting services fees	40
Registration and filing fees	54
Board of Directors' fees	7
Audit fees	7
Other expenses	24
Total expenses (before waivers and fees paid indirectly)	2,410
Expense waivers	(101)
Transfer agent fee waivers	(3)
Commission recapture	(3)
Total waivers and fees paid indirectly	(107)
Total expenses, net	2,303
Net Investment Income	5,801
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	8,933
Net realized loss on foreign currency contracts	(2)
Net realized gain on other foreign currency transactions	2
Net Realized Gain on Investments and Foreign Currency Transactions	8,933
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	57,512
Net Changes in Unrealized Appreciation of Investments	57,512
Net Gain on Investments and Foreign Currency Transactions	66,445
Net Increase in Net Assets Resulting from Operations	$72,246

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Operations:
Net investment income	$5,801	$8,316
Net realized gain on investments and foreign currency transactions	8,933	10,002
Net unrealized appreciation of investments	57,512	1,655
Net Increase In Net Assets Resulting From Operations	72,246	19,973
Distributions to Shareholders:
From net investment income
Class A	(230)	(749)
Class B	(7)	(7)
Class C	(38)	(60)
Class I	(44)	(120)
Class R3	(7)	(20)
Class R4	(29)	(93)
Class R5	(11)	(31)
Class Y	(2,024)	(7,070)
Total distributions	(2,390)	(8,150)
Capital Share Transactions:
Class A	(4,513)	1,294
Class B	(803)	(2,304)
Class C	(480)	1,855
Class I	1,573	4,870
Class R3	58	1,340
Class R4	(1,826)	8,320
Class R5	(85)	2,374
Class Y	(61,152)	77,723
Net increase (decrease) from capital share transactions	(67,228)	95,472
Net Increase In Net Assets	2,628	107,295
Net Assets:
Beginning of period	573,938	466,643
End of period	$576,566	$573,938
Undistributed (distribution in excess of) net investment income (loss)	$3,650	$239

The accompanying notes are an integral part of these financial statements.

11

The Hartford Value Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market

13

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2012.

15

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(2)	$—	$—	$—	$—	$(2)
Total	$—	$(2)	$—	$—	$—	$—	$(2)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$8,174	$4,815

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$239
Accumulated Capital Losses *	(37,110)
Unrealized Appreciation †	36,923
Total Accumulated Earnings	$52

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(169)
Accumulated Net Realized Gain (Loss)	169

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

17

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$37,110
Total	$37,110

During the year ended October 31, 2011, the Fund utilized $9,872 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6000%
On next $1.5 billion	0.5900%
On next $2.5 billion	0.5850%
On next $5 billion	0.5800%
Over $10 billion	0.5750%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $4.5 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

HIFSCO has voluntarily agreed to waive 0.05% of its investment management fee until February 29, 2012.

18

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	1.90%	0.90%	1.35%	1.05%	0.80%	0.75%

From November 1, 2011 through February 29, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.20%	1.95%	1.95%	0.95%	1.40%	1.10%	0.80%	0.75%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2012
Class A	1.15%
Class B	1.93
Class C	1.86
Class I	0.84
Class R3	1.38
Class R4	1.08
Class R5	0.80
Class Y	0.70

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended

19

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

April 30, 2012, HIFSCO received front-end load sales charges of $133 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

20

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	–%	16.60%
Class B	–	15.62
Class C	–	15.62
Class Y	–	17.06

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	10	2%
Class R5	10	4

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$52,394
Sales Proceeds Excluding U.S. Government Obligations	115,725

21

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	559	20	(982)	—	(403)	1,702	65	(1,682)	—	85
Amount	$6,540	$219	$(11,272)	$—	$(4,513)	$19,788	$715	$(19,209)	$—	$1,294
Class B
Shares	12	1	(83)	—	(70)	25	—	(233)	—	(208)
Amount	$140	$6	$(949)	$—	$(803)	$272	$7	$(2,583)	$—	$(2,304)
Class C
Shares	133	3	(175)	—	(39)	421	5	(270)	—	156
Amount	$1,477	$30	$(1,987)	$—	$(480)	$4,826	$48	$(3,019)	$—	$1,855
Class I
Shares	466	3	(327)	—	142	652	8	(242)	—	418
Amount	$5,364	$34	$(3,825)	$—	$1,573	$7,561	$86	$(2,777)	$—	$4,870
Class R3
Shares	32	1	(28)	—	5	140	2	(28)	—	114
Amount	$366	$7	$(315)	$—	$58	$1,623	$20	$(303)	$—	$1,340
Class R4
Shares	48	1	(214)	—	(165)	791	2	(59)	—	734
Amount	$559	$8	$(2,393)	$—	$(1,826)	$8,934	$24	$(638)	$—	$8,320
Class R5
Shares	9	1	(18)	—	(8)	225	3	(3)	—	225
Amount	$106	$11	$(202)	$—	$(85)	$2,372	$31	$(29)	$—	$2,374
Class Y
Shares	1,709	184	(7,081)	—	(5,188)	9,949	647	(3,674)	—	6,922
Amount	$19,508	$2,024	$(82,684)	$—	$(61,152)	$111,250	$7,069	$(40,596)	$—	$77,723
Total
Shares	2,968	214	(8,908)	—	(5,726)	13,905	732	(6,191)	—	8,446
Amount	$34,060	$2,339	$(103,627)	$—	$(67,228)	$156,626	$8,000	$(69,154)	$—	$95,472

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2012	33	$373
For the Year Ended October 31, 2011	37	$426

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (E)
A	$11.00	$0.10	$–	$1.33	$1.43	$(0.04)	$–	$–	$(0.04)	$1.39	$12.39
B	10.82	0.05	–	1.30	1.35	(0.02)	–	–	(0.02)	1.33	12.15
C	10.78	0.06	–	1.30	1.36	(0.03)	–	–	(0.03)	1.33	12.11
I	10.92	0.12	–	1.32	1.44	(0.05)	–	–	(0.05)	1.39	12.31
R3	10.77	0.08	–	1.31	1.39	(0.04)	–	–	(0.04)	1.35	12.12
R4	10.84	0.10	–	1.31	1.41	(0.04)	–	–	(0.04)	1.37	12.21
R5	10.89	0.12	–	1.32	1.44	(0.05)	–	–	(0.05)	1.39	12.28
Y	10.91	0.12	–	1.33	1.45	(0.05)	–	–	(0.05)	1.40	12.31

For the Year Ended October 31, 2011 (E)
A	10.65	0.14	–	0.33	0.47	(0.12)	–	–	(0.12)	0.35	11.00
B	10.46	0.04	–	0.34	0.38	(0.02)	–	–	(0.02)	0.36	10.82
C	10.44	0.05	–	0.33	0.38	(0.04)	–	–	(0.04)	0.34	10.78
I	10.58	0.17	–	0.33	0.50	(0.16)	–	–	(0.16)	0.34	10.92
R3	10.45	0.11	–	0.32	0.43	(0.11)	–	–	(0.11)	0.32	10.77
R4	10.51	0.14	–	0.34	0.48	(0.15)	–	–	(0.15)	0.33	10.84
R5	10.56	0.15	–	0.35	0.50	(0.17)	–	–	(0.17)	0.33	10.89
Y	10.57	0.19	–	0.32	0.51	(0.17)	–	–	(0.17)	0.34	10.91

For the Year Ended October 31, 2010 (E)
A	9.63	0.09	–	1.01	1.10	(0.08)	–	–	(0.08)	1.02	10.65
B	9.47	0.01	–	0.99	1.00	(0.01)	–	–	(0.01)	0.99	10.46
C	9.45	0.02	–	0.98	1.00	(0.01)	–	–	(0.01)	0.99	10.44
I	9.59	0.12	–	0.99	1.11	(0.12)	–	–	(0.12)	0.99	10.58
R3	9.47	0.06	–	1.00	1.06	(0.08)	–	–	(0.08)	0.98	10.45
R4	9.52	0.09	–	1.01	1.10	(0.11)	–	–	(0.11)	0.99	10.51
R5	9.55	0.12	–	1.01	1.13	(0.12)	–	–	(0.12)	1.01	10.56
Y	9.55	0.14	–	1.01	1.15	(0.13)	–	–	(0.13)	1.02	10.57

For the Year Ended October 31, 2009 (E)
A	8.95	0.11	–	0.78	0.89	(0.21)	–	–	(0.21)	0.68	9.63
B	8.73	0.06	–	0.77	0.83	(0.09)	–	–	(0.09)	0.74	9.47
C	8.72	0.04	–	0.77	0.81	(0.08)	–	–	(0.08)	0.73	9.45
I	8.97	0.10	–	0.81	0.91	(0.29)	–	–	(0.29)	0.62	9.59
R3	8.87	0.07	–	0.77	0.84	(0.24)	–	–	(0.24)	0.60	9.47
R4	8.89	0.11	–	0.77	0.88	(0.25)	–	–	(0.25)	0.63	9.52
R5	8.92	0.14	–	0.77	0.91	(0.28)	–	–	(0.28)	0.63	9.55
Y	8.93	0.15	–	0.77	0.92	(0.30)	–	–	(0.30)	0.62	9.55

For the Year Ended October 31, 2008
A	14.13	0.16	–	(4.60)	(4.44)	(0.10)	(0.64)	–	(0.74)	(5.18)	8.95
B	13.78	0.08	–	(4.49)	(4.41)	–	(0.64)	–	(0.64)	(5.05)	8.73
C	13.78	0.06	–	(4.48)	(4.42)	–	(0.64)	–	(0.64)	(5.06)	8.72
I	14.15	0.17	–	(4.56)	(4.39)	(0.15)	(0.64)	–	(0.79)	(5.18)	8.97
R3	14.00	0.03	–	(4.46)	(4.43)	(0.06)	(0.64)	–	(0.70)	(5.13)	8.87
R4	14.03	0.08	–	(4.48)	(4.40)	(0.10)	(0.64)	–	(0.74)	(5.14)	8.89
R5	14.07	0.19	–	(4.56)	(4.37)	(0.14)	(0.64)	–	(0.78)	(5.15)	8.92
Y	14.09	0.21	–	(4.57)	(4.36)	(0.16)	(0.64)	–	(0.80)	(5.16)	8.93

For the Year Ended October 31, 2007
A	12.91	0.12	–	1.89	2.01	–	(0.79)	–	(0.79)	1.22	14.13
B	12.71	0.01	–	1.85	1.86	–	(0.79)	–	(0.79)	1.07	13.78
C	12.71	0.02	–	1.84	1.86	–	(0.79)	–	(0.79)	1.07	13.78
I(I)	13.85	0.03	–	0.27	0.30	–	–	–	–	0.30	14.15
R3(J)	12.51	0.05	–	1.44	1.49	–	–	–	–	1.49	14.00
R4(J)	12.51	0.09	–	1.43	1.52	–	–	–	–	1.52	14.03
R5(J)	12.51	0.12	–	1.44	1.56	–	–	–	–	1.56	14.07
Y	12.91	0.09	–	1.97	2.06	(0.09)	(0.79)	–	(0.88)	1.18	14.09

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

13.03	%(F)	$72,743	1.20	%(G)	1.15	%(G)	1.15	%(G)	1.69	%(G)	9%
12.53	(F)	2,979	2.21	(G)	1.93	(G)	1.93	(G)	0.91	(G)	–
12.61	(F)	16,821	1.90	(G)	1.86	(G)	1.86	(G)	0.98	(G)	–
13.20	(F)	12,247	0.87	(G)	0.84	(G)	0.84	(G)	2.01	(G)	–
12.89	(F)	2,629	1.46	(G)	1.38	(G)	1.38	(G)	1.45	(G)	–
13.05	(F)	7,607	1.14	(G)	1.08	(G)	1.08	(G)	1.77	(G)	–
13.24	(F)	2,790	0.84	(G)	0.80	(G)	0.80	(G)	2.04	(G)	–
13.33	(F)	458,750	0.74	(G)	0.70	(G)	0.70	(G)	2.14	(G)	–

4.41		69,016	1.20		1.15		1.15		1.20		16
3.59		3,409	2.15		1.95		1.95		0.39		–
3.67		15,395	1.91		1.86		1.86		0.49		–
4.75		9,310	0.86		0.81		0.81		1.53		–
4.09		2,288	1.47		1.40		1.40		0.98		–
4.54		8,543	1.15		1.10		1.10		1.27		–
4.73		2,563	0.86		0.80		0.80		1.47		–
4.86		463,414	0.74		0.69		0.69		1.65		–

11.41		65,915	1.30		1.28		1.28		0.88		33
10.59		5,467	2.22		2.09		2.09		0.08		–
10.63		13,276	2.02		2.00		2.00		0.15		–
11.57		4,604	0.92		0.90		0.90		1.26		–
11.22		1,024	1.53		1.50		1.50		0.62		–
11.51		564	1.21		1.19		1.19		0.94		–
11.86		101	0.89		0.87		0.87		1.21		–
12.02		375,692	0.82		0.80		0.80		1.36		–

10.29		57,687	1.41		1.40		1.40		1.27		50
9.61		7,286	2.43		1.89		1.89		0.77		–
9.47		10,591	2.18		2.14		2.14		0.49		–
10.60		2,534	1.00		1.00		1.00		1.24		–
9.92		248	1.63		1.63		1.63		0.86		–
10.26		163	1.29		1.29		1.29		1.36		–
10.65		8	0.97		0.97		0.97		1.67		–
10.74		296,799	0.88		0.88		0.88		1.73		–

(33.00)		56,864	1.32		1.32		1.32		1.32		57
(33.43)		7,211	2.27		2.06		2.06		0.57		–
(33.50)		9,160	2.10		2.10		2.10		0.54		–
(32.67)		598	0.96		0.96		0.96		1.66		–
(33.14)		122	1.73		1.65		1.65		0.87		–
(32.93)		166	1.31		1.31		1.31		1.29		–
(32.71)		8	0.98		0.98		0.98		1.65		–
(32.65)		211,366	0.88		0.88		0.88		1.76		–

16.61	(H)	89,023	1.32		1.32		1.32		0.89		32
15.63	(H)	12,976	2.23		2.15		2.15		0.07		–
15.63	(H)	13,710	2.09		2.09		2.09		0.13		–
2.17	(F)	46	1.00	(G)	1.00	(G)	1.00	(G)	1.00	(G)	–
11.91	(F)	11	1.65	(G)	1.65	(G)	1.65	(G)	0.47	(G)	–
12.15	(F)	11	1.35	(G)	1.35	(G)	1.35	(G)	0.78	(G)	–
12.47	(F)	11	1.05	(G)	1.05	(G)	1.05	(G)	1.07	(G)	–
17.07	(H)	301,813	0.89		0.89		0.89		1.30		–

25

The Hartford Value Fund
Financial Highlights - (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on May 31, 2007.
(J)	Commenced operations on December 22, 2006.

26

The Hartford Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Value Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,130.30	$6.09	$1,000.00	$1,019.14	$5.78	1.15%	182	366
Class B	$1,000.00	$1,125.30	$10.21	$1,000.00	$1,015.25	$9.69	1.93	182	366
Class C	$1,000.00	$1,126.10	$9.85	$1,000.00	$1,015.60	$9.34	1.86	182	366
Class I	$1,000.00	$1,132.00	$4.43	$1,000.00	$1,020.71	$4.20	0.84	182	366
Class R3	$1,000.00	$1,128.90	$7.32	$1,000.00	$1,017.99	$6.94	1.38	182	366
Class R4	$1,000.00	$1,130.50	$5.70	$1,000.00	$1,019.51	$5.40	1.08	182	366
Class R5	$1,000.00	$1,132.40	$4.24	$1,000.00	$1,020.89	$4.02	0.80	182	366
Class Y	$1,000.00	$1,133.30	$3.73	$1,000.00	$1,021.36	$3.54	0.70	182	366

30

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-V12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Semi Annual Report The Hartford World Bond Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds. Although it’s not yet clear that the recent market volatility is truly behind us, we believe there are several reasons to remain optimistic about the markets in 2012.

Market Review

Stocks soared in October as a result of solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the eurozone debt crisis. However, November saw some of those gains dissipate due to pessimism about European contagion and its implications for global economic growth. The quarter ended on a positive note, a result of encouraging employment and manufacturing data in December.

The S&P 500 Index was virtually unchanged for the year: 1257.64 on 12/31/2010, and 1257.60 on 12/31/2011. Dividends, however, helped produce a 2.11% total return for the Index for the year.

In 2012, U.S. equities surged in the first quarter, with the S&P 500 up 12.59% as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The Hartford Mutual Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management which will now serve as the sole sub-adviser for the retail Hartford Mutual Funds including equity, fixed-income, and asset-allocation funds.* One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

*Hartford Investment Management Company will continue to sub-advise The Hartford Money Market Fund.

The Hartford World Bond Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at April 30, 2012 (Unaudited)	6
Investment Valuation Hierarchy Level Summary at April 30, 2012 (Unaudited)	20
Statement of Assets and Liabilities at April 30, 2012 (Unaudited)	21
Statement of Operations for the Six-Month Period Ended April 30, 2012 (Unaudited)	22
Statement of Changes in Net Assets for the Six-Month Period Ended April 30, 2012 (Unaudited), and the Period May 31, 2011, (commencement of operations) through October 31, 2011	23
Notes to Financial Statements (Unaudited)	24
Financial Highlights (Unaudited)	40
Directors and Officers (Unaudited)	42
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	44
Quarterly Portfolio Holdings Information (Unaudited)	44
Expense Example (Unaudited)	45

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford World Bond Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation with income as a secondary goal.

Performance Overview 5/31/11 - 4/30/12

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/12)

	6 Month†	Since Inception
World Bond A#	3.41%	7.27%
World Bond A##		2.45%
World Bond C#	3.04%	6.47%
World Bond C##		5.47%
World Bond I#	3.52%	7.50%
World Bond R3#	3.13%	6.82%
World Bond R4#	3.28%	7.11%
World Bond R5#	3.44%	7.39%
World Bond Y#	3.46%	7.45%
Citigroup World Government Bond Index	0.30%	3.46%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2012, which may exclude investment transactions as of this date.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford World Bond Fund
Manager Discussion
April 30, 2012 (Unaudited)

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA
Director and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford World Bond Fund returned 3.41%, before sales charge, for the six-month period ended April 30, 2012, outperforming its benchmark, the Citigroup World Government Bond Index, which returned 0.30% for the same period. The Fund also outperformed the 3.08% return of the average fund in the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar (USD) and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

For the six-month period, benchmark-relative outperformance was primarily driven by our currency positioning, particularly significant underweights (i.e. the Fund’s position was less than the benchmark position) to the euro and Japanese yen. Our overall cautious duration positioning and the resulting significant exposure to high quality government bond markets like Australia, Germany, Denmark, Sweden, and Norway was also additive to relative performance. Our opportunistic allocation to emerging market and credit sectors, including investment-grade, high yield corporate credit, securitized and emerging local debt was also additive to relative performance. On an absolute basis, the main driver of return was our allocation to high quality, core government bonds. Other positive contributors included duration, country rotation, and credit strategies.

After a rocky 2011, positive developments out of Europe and improving U.S. economic data helped boost investor sentiment during the first quarter of 2012. Yields rose in most high-quality government bond markets, equity markets rallied, and fixed income spreads tightened in response to the “risk-on” tone. Most currencies — including those of emerging markets, which had a particularly rough 2011 — appreciated versus the U.S. dollar based on the pick-up in global growth momentum and exceptionally loose global fiscal and monetary policy. While the U.S. Federal Reserve relied primarily on forward rate guidance and enhanced communication to anchor policy rate expectations, the European Central Bank (ECB) and the Bank of Japan (BOJ) expanded their balance sheets considerably to ease monetary policy.

Yields in most high-quality government bond markets ended lower during the period. Short-term yields on peripheral European government bonds particularly fell in response to the ECB’s injection of liquidity through its long term refinancing operation (LTRO) program.

The main influences on currency markets during the period were improved growth expectations and supportive policy conditions; however, currency performance was mixed. Emerging markets (EM) currencies in particular saw a healthy rally after a challenging 2011. High-yielding and commodity currencies like the New Zealand dollar (3.0%), Canadian dollar (2.0%), Australian dollar (1.3%) and Mexican peso (4.4%) appreciated versus the USD. A notable exception was the euro (-4.0%) which weakened considerably versus the USD as uncertainty remained in the Eurozone area.

Global Investment-Grade Corporates ended the period with a 4.0% total return on a U.S. dollar-hedged basis. Extremely loose global liquidity conditions, progress toward containing the European sovereign debt crisis, and an improving global macroeconomic climate supported the asset class. Commercial mortgage-backed securities (MBS) (5.1%), Agency MBS (2.1%), and asset-backed securities (2.6%) all posted positive total returns.

Overall, our currency strategies were strongly additive to relative performance during the period. Our avoidance of the Japanese yen exposure helped performance as the yen weakened against the USD. Our limited exposure to the euro also helped as the euro continued to weaken due to continued uncertainty in the Eurozone. Our exposure to North American currencies (U.S., Canada, Mexico) and Asian currencies (particularly Malaysian) were additive, as North America outperformed most other advanced economies. On an absolute basis, our currency strategies contributed modestly to total return. Our currency positioning is primarily implemented through the use of currency forward contracts.

Within country strategies, our exposure to core developed government bond markets such as Australia, Germany, Denmark, Sweden, and Norway was a major contributor to relative performance, as interest rates significantly decreased and government bond prices rose during the period. Most high quality, global government bond markets exhibited frequent swings in sentiment, albeit with an overall richening bias. Although the European Central Bank hiked interest rates in July 2011, major central banks developed a more cautious and dovish tilt as the period progressed and market expectations

3

The Hartford World Bond Fund
Manager Discussion – (continued)
April 30, 2012 (Unaudited)

about global growth were gradually scaled back. Within our active duration positioning, our tactical overweight to the front-end of the yield curve in countries like Sweden, Germany, and Australia positively contributed to relative results, as markets normalized their policy tightening expectations in these countries. In addition, our active inter-country rotation strategies where we were overweight Germany versus the U.S. at the 10-year part of the yield curve, also contributed positively to relative results. On an absolute basis, our duration exposure to high quality, core developed governments contributed significantly to total return. Our country (duration and yield curve) positioning is primarily implemented through the use of government bond futures and cash bonds.

Credit strategies had a positive impact on both absolute and relative performance during the period, despite our limited and very selective exposure to these sectors. Our opportunistic allocation to the high yield sector, particularly within Industrial issues, was additive to relative performance during the period. Our allocation to global investment grade corporates, particularly U.S. Industrial and Financial issues, was also additive. Our allocation to securitized debt, in particular Agency CMOs (collateralized mortgage obligations) and Non-Agency Residential MBS, was additive to relative performance. Within emerging markets debt, our exposure to Brazilian interest rates was additive but our exposure to Israeli interest rates detracted from relative performance. Our credit positioning is primarily implemented through the use of cash bonds and credit default swaps (index and single name).

What is the outlook?

We continue to tactically manage duration. Recently reported Purchasing Managers Index (PMI) data has been on the weaker side. The U.S. continues to outperform most advanced economies, while the eurozone continues to underperform. We believe that this divergence will persist and can only get worse. Particularly, it appears that even Germany has now started to see some weakness in industrial production and employment numbers. Although European Monetary Unit (EMU) growth is expected to be weaker this year, the consensus view is that German growth will remain strong, relative to peripheral eurozone economies. If that entrenched view gets challenged, we could see some buildup in the political risk in Germany, similar to the pushback against austerity in Netherlands. The positive outcome of this development could be that Germany, ECB, and other major officials could shift the pendulum in terms of advocating more pro-growth measures in the eurozone, rather than primarily emphasizing the fiscal compact and budget discipline.

Our current positioning reflects early signs of a softening in global data releases. Overall, given divergent cyclical performance across developed markets, we continue to favor country relative value strategies, which are implemented primarily through futures, while leaning towards a cautious, underweight bias in our duration strategies. We continue to maintain exposure to core developed government bond markets such as Germany, United States, Denmark, Sweden, Canada, and Australia. We continue to avoid exposure to peripheral european sovereigns like Spain and Italy.

Looking ahead, we think the outlook for the USD in the next few months is likely to be strong, particularly versus the Euro and Yen, driven by favorable valuation, better cyclical performance, and a relative tightening of monetary policy. The U.S. economy is likely to outperform most major developed countries in 2012, as large private sector deleveraging over recent years, we believe, will give way to a U.S. private sector more able to increase employment and consumption. Meanwhile, economies elsewhere, particularly in Europe, are likely to perform very poorly in 2012, as a consequence of significant fiscal tightening, banking sector deleveraging, and overvalued exchange rates.

In the next few months, we believe the peripheral G10 currencies (currencies of the world’s most developed countries) could experience diverging performance. Cyclically, we believe Australia faces three major headwinds to growth – a weaker Chinese housing cycle, a weaker domestic housing cycle, and material domestic fiscal tightening. We expect the Australian dollar to underperform other commodity currencies, particularly the New Zealand dollar and the Canadian dollar. Meanwhile, Norway seems to be benefitting from strong credit and housing cycles as well as from the higher levels of oil prices. Despite the recent monetary easing by the Norgesbank, we expect the Norwegian krone to outperform other European currencies. Although emerging market currency fundamentals are no longer as uniform as they were at the early stages of their appreciation trend in the early 2000s, a number of emerging market currencies are still likely to benefit from the support of their external balances and relatively tight monetary policies. Emerging markets countries generally have far less slack in their labor markets than most developed market countries, which suggests the central banks are less likely to ease monetary conditions. We expect emerging market currencies to appreciate versus the Euro and Yen.

Over the next several months, we think that further market volatility is likely until there is greater clarity regarding the solution to the fiscal crisis in peripheral European countries. Until there is some resolution on this front, we believe that credit spreads will also likely remain volatile. Nonetheless,

4

we believe that fundamentals for the credit sector remain solid as corporate balance sheets remain healthy while asset allocation flows should continue to be supportive for both High Yield and Investment Grade corporate credit. Companies around the world have reduced leverage, termed out maturities, lessened their reliance on short-term debt and commercial paper, and stockpiled cash. As a result, corporate credit quality seems substantially stronger than in the period immediately preceding the 2008 – 2009 financial crises, and also compared with longer-term historical credit metrics and ratios. We believe that shareholder-friendly activity, which had increased in early 2011 before sovereign volatility picked up, would likely resurface should the growth outlook improve. Demand for high-quality investment-grade securities remains strong due to ultra-low front-end rates and a resulting demand for income, limited supply of spread products, continued implementation of liability-driven investment strategies, and interest from retail investors seeking to offset falling government interest rates. We expect shifts in our credit exposure to remain tactical and opportunistic in nature given that we anticipate further market volatility.

Distribution by Credit Quality

as of April 30, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	47.6%
Aa / AA	6.8
A	5.3
Baa / BBB	3.8
Ba / BB	2.3
B	2.5
Caa / CCC or Lower	1.4
Unrated	1.6
U.S. Government Agencies and Securities	19.3
Non Debt Securities and Other Short-Term Instruments	6.2
Other Assets & Liabilities	3.2
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.1%
Administrative Waste Management and Remediation	0.0
Agriculture, Forestry, Fishing and Hunting	0.0
Apparel Manufacturing	0.0
Arts, Entertainment and Recreation	0.3
Chemical Manufacturing	0.0
Computer and Electronic Product Manufacturing	0.2
Construction	0.1
Fabricated Metal Product Manufacturing	0.0
Finance and Insurance	6.4
Food Manufacturing	0.1
Food Services	0.1
Furniture and Related Product Manufacturing	0.0
Health Care and Social Assistance	0.5
Information	0.8
Machinery Manufacturing	0.0
Mining	0.2
Miscellaneous Manufacturing	0.1
Motor Vehicle and Parts Manufacturing	0.1
Nonmetallic Mineral Product Manufacturing	0.0
Other Services	0.1
Petroleum and Coal Products Manufacturing	1.0
Pipeline Transportation	0.1
Plastics and Rubber Products Manufacturing	0.0
Professional, Scientific and Technical Services	0.0
Real Estate, Rental and Leasing	0.9
Retail Trade	0.1
Soap, Cleaning Compound and Toilet Manufacturing	0.0
Truck Transportation	0.1
Utilities	0.2
Water Transportation	0.1
Wholesale Trade	0.3
Total	11.9%
Equity Securities
Diversified Financials	0.1
Total	0.1%
Call Options Purchased	0.0
Foreign Government Obligations	59.4
Put Options Purchased	0.0
U.S. Government Agencies	0.0
U.S. Government Securities	7.2
Short-Term Investments	18.2
Other Assets and Liabilities	3.2
Total	100.0%

5

The Hartford World Bond Fund
Schedule of Investments
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.6%
		United Kingdom - 0.4%
		Granite Master Issuer plc
	$556	0.28%, 12/20/2054 Δ	$533
	469	0.33%, 12/17/2034 Δ	451
			984
		United States - 3.2%
		AmeriCredit Automobile Receivables Trust
	565	0.74%, 03/08/2016 Δ	565
	170	3.34%, 04/08/2016	177
	21	5.56%, 06/06/2014	21
		Argent Securities, Inc.
	217	0.52%, 04/25/2036 Δ	65
		Asset Backed Funding Certificates
	300	0.46%, 10/25/2036 Δ	112
		Banc of America Funding Corp.
	561	5.77%, 05/25/2037	445
		Bank of America Automotive Trust
	104	3.52%, 06/15/2016 ■	105
		Bear Stearns Adjustable Rate Mortgage Trust
	505	2.25%, 08/25/2035 Δ	464
		Bear Stearns Commercial Mortgage Securities, Inc.
	80	5.20%, 12/11/2038	90
	18	5.33%, 01/12/2045	18
		Citibank Omni Master Trust
	250	2.34%, 05/16/2016 ■Δ	250
		Citigroup/Deutsche Bank Commercial Mortgage Trust
	417	5.40%, 12/11/2049 ☼	237
	10	5.89%, 11/15/2044	12
		CNH Equipment Trust
	155	1.20%, 05/16/2016	156
		Consumer Portfolio Services, Inc.
	262	2.78%, 06/17/2019 ■	262
		Countrywide Alternative Loan Trust
	121	0.36%, 06/25/2036 Δ	67
		DBUBS Mortgage Trust
	3,122	4.89%, 01/01/2021 ■►	175
		Fieldstone Mortgage Investment Corp.
	153	0.58%, 04/25/2047 Δ	60
		Ford Credit Automotive Lease Trust
	101	0.74%, 09/15/2013	102
		GMAC Mortgage Corp. Loan Trust
	404	4.90%, 09/19/2035 Δ	343
		Greenwich Capital Commercial Funding Corp.
	150	5.88%, 07/10/2038 Δ	171
		GSR Mortgage Loan Trust
	470	4.53%, 05/25/2047 Δ	289
		Honda Automotive Receivables Owner Trust
	104	0.57%, 07/18/2013	104
	165	0.67%, 04/21/2014	165
		Indymac Index Mortgage Loan Trust
	145	2.59%, 08/25/2035 Δ	76
	457	2.81%, 09/25/2036 Δ	271
		JP Morgan Chase Commercial Mortgage Securities Corp.
	200	5.49%, 12/12/2043	111
	150	5.72%, 02/15/2051	166
	200	6.07%, 02/12/2051	213
		LB-UBS Commercial Mortgage Trust
	310	5.43%, 02/15/2040	342
		Merrill Lynch Mortgage Investors Trust
	53	0.44%, 12/25/2036 Δ	36
	100	5.66%, 05/12/2039 Δ	113
		Merrill Lynch Mortgage Investors, Inc.
	122	0.35%, 03/25/2037 Δ	67
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	400	5.74%, 06/12/2050 Δ	433
	105	5.90%, 06/12/2046 Δ	119
		Morgan Stanley Capital I
	40	5.16%, 10/12/2052 Δ	44
	100	5.26%, 09/15/2047 ■Δ	108
	105	5.40%, 12/15/2043	74
	170	5.57%, 12/15/2044	183
	50	5.82%, 06/11/2042 Δ	58
		Morgan Stanley Capital, Inc.
	444	0.38%, 08/25/2036 - 11/25/2036 Δ	207
	840	0.47%, 10/25/2036 Δ	250
		Option One Mortgage Loan Trust
	69	0.34%, 02/25/2037 Δ	36
		Prestige Automotive Receivables Trust
	315	1.23%, 12/15/2015 ■	315
		Santander Consumer USA, Inc.
	165	2.32%, 04/15/2015 ■	166
		Securitized Asset Backed Receivables LLC Trust
	147	0.37%, 05/25/2037 Δ	75
		Soundview Home Equity Loan Trust, Inc.
	309	0.52%, 06/25/2037 Δ	112
		Structured Adjustable Rate Mortgage Loan Trust
	342	0.54%, 09/25/2034 Δ	256
		Wells Fargo Mortgage Backed Securities Trust
	171	5.19%, 10/25/2035 Δ	164
			8,450
		Total asset & commercial mortgage backed securities
		(cost $9,437)	$9,434

CORPORATE BONDS - 7.3%
		Australia - 0.1%
		FMG Resources Pty Ltd.
	$35	6.00%, 04/01/2017 ■	$36
	150	7.00%, 11/01/2015 ■	155
			191
		Belgium - 0.1%
		Ontex IV
EUR	100	7.50%, 04/15/2018 §	126

		Brazil - 0.1%
		Fibria Overseas Finance Ltd.
	125	7.50%, 05/04/2020 ■	131

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 7.3% - (continued)
		British Virgin Islands - 0.2%
		CNOOC Finance 2012 Ltd.
	$515	3.88%, 05/02/2022 ■☼	$516

		Canada - 0.2%
		Harvest Operations Corp.
	20	6.88%, 10/01/2017 ■	21
		Lone Pine Resources, Inc.
	25	10.38%, 02/15/2017 ■	26
		National Money Mart Co.
	225	10.38%, 12/15/2016	252
		Videotron Ltee
	36	5.00%, 07/15/2022 ■	36
	40	9.13%, 04/15/2018	44
			379
		France - 0.2%
		BNP Paribas
	640	2.13%, 12/21/2012	641

		Ireland - 0.0%
		Elan Corp.
	100	8.75%, 10/15/2016	110

		Luxembourg - 0.1%
		SB Capital (Sberbank)
	350	5.72%, 06/16/2021 §	354

		Netherlands - 0.1%
		Conti-Gummi Finance B.V.
EUR	50	7.13%, 10/15/2018 §	70
		ING Groep N.V.
EUR	5	8.00%, 04/29/2049	6
		Repsol International Finance B.V.
EUR	100	4.88%, 02/19/2019 §	127
		Volkswagen Financial Services N.V.
EUR	100	1.31%, 11/27/2012 Δ	132
			335
		South Africa - 0.0%
		Consol Glass Ltd.
EUR	50	7.63%, 04/15/2014 §	67

		Switzerland - 0.7%
		UBS AG Jersey Brank
EUR	15	4.28%, 04/15/2015	16
		UBS AG Stamford CT
	1,825	2.25%, 08/12/2013	1,836
			1,852
		United Kingdom - 0.3%
		FCE Bank plc
EUR	200	7.25%, 07/15/2013 §	279
		HSBC Holdings plc
EUR	400	1.09%, 09/30/2020 Δ	466
			745
		United States - 5.2%
		ACL I Corp.
	115	10.63%, 02/15/2016 ■Þ	112
		AES (The) Corp.
	130	7.75%, 10/15/2015	146
	50	8.00%, 10/15/2017	57
		Air Lease Corp.
	1,836	5.63%, 04/01/2017 ■	1,790
		Alere, Inc.
	80	9.00%, 05/15/2016	83
		Ally Financial, Inc.
	65	6.75%, 12/01/2014	69
	35	8.00%, 03/15/2020	40
		Alpha Natural Resources, Inc.
	20	6.00%, 06/01/2019	19
		AMC Entertainment, Inc.
	59	8.00%, 03/01/2014	59
	70	8.75%, 06/01/2019	75
		American Express Bank, FSB
	175	0.37%, 05/29/2012 Δ	175
		American Rock Salt Co. LLC
	10	8.25%, 05/01/2018 ■	9
		AmeriGas Finance LLC
	10	7.00%, 05/20/2022	10
		Anixter International, Inc.
	20	5.63%, 05/01/2019	20
		Antero Resources Finance Corp.
	10	7.25%, 08/01/2019 ■	10
	25	9.38%, 12/01/2017	27
		ARAMARK Corp.
	55	8.50%, 02/01/2015	56
		ARAMARK Holdings Corp.
	60	8.63%, 05/01/2016 ■Þ	61
		Atwood Oceanics, Inc.
	311	6.50%, 02/01/2020	327
		Audatex North America, Inc.
	56	6.75%, 06/15/2018 ■	59
		Ball Corp.
	20	7.13%, 09/01/2016	22
		BE Aerospace, Inc.
	50	8.50%, 07/01/2018	55
		Beagle Acquisition Corp.
	25	11.00%, 12/31/2019 ■	28
		Biomet, Inc.
	85	10.00%, 10/15/2017	92
		Caesars Operating Escrow
	110	8.50%, 02/15/2020 ■	113
		Calpine Corp.
	160	7.25%, 10/15/2017 ■	171
		Case Corp.
	95	7.25%, 01/15/2016	105
		CCO Holdings LLC
	175	7.25%, 10/30/2017	190
		CDW Escrow Corp.
	70	8.50%, 04/01/2019	75
		CenturyTel, Inc.
	55	6.00%, 04/01/2017	59
		Chesapeake Energy Corp.
	65	2.50%, 05/15/2037 ۞	55
	35	6.50%, 08/15/2017	35
		CIT Group, Inc.
	30	5.25%, 04/01/2014 ■	31
	65	5.25%, 03/15/2018	67
		CNH Capital LLC
	60	6.25%, 11/01/2016 ■	64

The accompanying notes are an integral part of these financial statements.

7

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 7.3% - (continued)
	United States - 5.2% - (continued)
	Community Health Systems, Inc.
$38	8.88%, 07/15/2015	$39
	Continental Resources, Inc.
65	5.00%, 09/15/2022 ■	66
	Cricket Communications, Inc.
140	7.75%, 05/15/2016	147
	Crown Americas, Inc.
20	6.25%, 02/01/2021	22
	El Paso Corp.
40	7.00%, 06/15/2017	45
	Endeavour International
50	12.00%, 03/01/2018 ■	50
	Energy Transfer Equity L.P.
20	7.50%, 10/15/2020	22
	Everest Acquisition LLC
15	6.88%, 05/01/2019 ■	16
110	9.38%, 05/01/2020 ■	117
	Ferrellgas Partners L.P.
6	6.50%, 05/01/2021	5
	First Data Corp.
25	7.38%, 06/15/2019 ■	26
	Ford Motor Credit Co.
25	7.00%, 10/01/2013	27
60	7.45%, 07/16/2031	76
	Freescale Semiconductor, Inc.
20	8.05%, 02/01/2020	20
	Fresenius Medical Care U.S. Finance II, Inc.
260	5.63%, 07/31/2019 ■	265
260	5.88%, 01/31/2022 ■	264
60	9.00%, 07/15/2015 ■	69
	Frontier Communications Corp.
30	8.25%, 05/01/2014	33
	General Electric Capital Corp.
1,850	2.30%, 04/27/2017	1,853
	Gray Television, Inc.
35	10.50%, 06/29/2015	37
	HCA, Inc.
120	6.38%, 01/15/2015	128
	HD Supply, Inc.
30	8.13%, 04/15/2019 ■	32
	Hexion U.S. Finance Corp.
55	6.63%, 04/15/2020 ■	57
	Host Marriott L.P.
50	6.38%, 03/15/2015	51
	Huntsman International LLC
35	5.50%, 06/30/2016	35
	Intelsat Bermuda Ltd.
55	11.25%, 06/15/2016	58
130	11.50%, 02/04/2017 Þ	136
	International Lease Finance Corp.
90	5.65%, 06/01/2014	92
75	6.50%, 09/01/2014 ■	80
	Iron Mountain, Inc.
30	7.75%, 10/01/2019	33
50	8.38%, 08/15/2021	55
	J.M. Huber Corp.
10	9.88%, 11/01/2019 ■	11
	Jabil Circuit, Inc.
20	5.63%, 12/15/2020	21
	KB Home
110	8.00%, 03/15/2020	107
	Kinder Morgan Finance Co.
110	5.70%, 01/05/2016	115
	Leap Wireless International, Inc.
30	4.50%, 07/15/2014 ۞	28
	Lennar Corp.
30	5.60%, 05/31/2015	31
	Level 3 Financing, Inc.
120	4.51%, 02/15/2015 Δ	116
	Markwest Energy
20	6.25%, 06/15/2022	21
	Masco Corp.
65	4.80%, 06/15/2015	67
	MBNA Capital
40	8.28%, 12/01/2026	40
	Mediacom Broadband LLC
60	8.50%, 10/15/2015	62
	Mediacom LLC
85	9.13%, 08/15/2019	93
	MetroPCS Wireless, Inc.
110	7.88%, 09/01/2018	113
	MGM Mirage, Inc.
30	11.13%, 11/15/2017	34
	Michaels Stores, Inc.
70	7.75%, 11/01/2018	74
	Newfield Exploration Co.
15	5.75%, 01/30/2022	16
	Newmont Mining Corp.
62	1.63%, 07/15/2017 ۞	79
	NGPL Pipeco LLC
40	7.12%, 12/15/2017 ■	39
	Noble Corp.
405	2.50%, 03/15/2017	411
115	3.95%, 03/15/2022	117
	Number Merger Sub, Inc.
70	11.00%, 12/15/2019 ■	76
	Offshore Group Investments Ltd.
45	11.50%, 08/01/2015 ■	49
	Owens-Brockway
85	7.38%, 05/15/2016	96
	Peabody Energy Corp.
120	7.38%, 11/01/2016	133
	Peninsula Gaming LLC
55	8.38%, 08/15/2015	58
	Pioneer Natural Resources Co.
40	5.88%, 07/15/2016	44
	Plains Exploration & Production Co.
615	6.13%, 06/15/2019	621
	Post Holdings, Inc.
325	7.38%, 02/15/2022 ■	338
	Provident Funding Associates L.P.
55	10.25%, 04/15/2017 ■	56
	PSS World Medical, Inc.
111	6.38%, 03/01/2022 ■	114
	Pulte Homes, Inc.
60	5.20%, 02/15/2015	62
	QVC, Inc.
40	7.50%, 10/01/2019 ■	44

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 7.3% - (continued)
		United States - 5.2% - (continued)
		Radiation Therapy Services, Inc.
	$35	8.88%, 01/15/2017 ■☼	$35
	70	9.88%, 04/15/2017	56
		Range Resources Corp.
	15	6.75%, 08/01/2020	16
		Realogy Corp.
	75	7.63%, 01/15/2020 ■	78
		Revlon Consumer Products
	60	9.75%, 11/15/2015	65
		Reynolds Group Escrow
	100	7.75%, 10/15/2016 ■	106
		Reynolds Group Issuer, Inc.
	100	7.13%, 04/15/2019 ■	104
		SABMiller Holdings, Inc.
	450	2.45%, 01/15/2017 ■	461
		Savient Pharmaceuticals, Inc.
	27	4.75%, 02/01/2018 ۞	15
		SBA Telecommunications
	36	8.00%, 08/15/2016	39
		Service Corp. International
	25	7.38%, 10/01/2014	27
		Sinclair Television Group
	60	9.25%, 11/01/2017 ■	67
		SLM Corp.
	85	6.25%, 01/25/2016	88
	100	8.45%, 06/15/2018	109
		Sprint Nextel Corp.
	75	7.00%, 03/01/2020 ■	76
	75	9.00%, 11/15/2018 ■	83
		SunGard Data Systems, Inc.
	100	10.25%, 08/15/2015	104
		Texas Competitive Electric Co.
	55	11.50%, 10/01/2020 ■	34
		Transdigm, Inc.
	50	7.75%, 12/15/2018	54
		TRW Automotive, Inc.
	96	8.88%, 12/01/2017 ■	107
		United Rental Financing Escrow Corp.
	10	5.75%, 07/15/2018 ■	10
	170	7.63%, 04/15/2022 ■	180
		United Rentals North America, Inc.
	70	10.88%, 06/15/2016	79
		Windstream Corp.
	65	7.50%, 06/01/2022	68
		Wynn Las Vegas LLC
	20	7.75%, 08/15/2020	22
		Yankee Acquisition Corp.
	2	8.50%, 02/15/2015	2
			13,693
		Total corporate bonds
		(cost $19,008)	$19,140

FOREIGN GOVERNMENT OBLIGATIONS - 59.4%
		Australia - 3.8%
		Australian Government
AUD	7,375	4.75%, 06/15/2016 - 04/21/2027	$8,181
AUD	1,100	5.25%, 03/15/2019	1,277
AUD	450	5.50%, 04/21/2023	541
			9,999
		Belgium - 6.1%
		Belgium (Kingdom of)
EUR	6,925	4.00%, 03/28/2017 - 03/28/2022	9,833
EUR	2,800	4.25%, 09/28/2014 - 03/28/2041	3,949
EUR	1,425	5.00%, 03/28/2035	2,205
			15,987
		Brazil - 0.5%
		Brazil Notas do Tesouro Nacional Serie F
BRL	2,520	10.00%, 01/01/2015	1,341

		Canada - 4.3%
		Canadian Government
CAD	1,950	1.50%, 03/01/2017	1,963
CAD	4,125	2.25%, 08/01/2014	4,255
CAD	2,760	4.00%, 06/01/2017 - 06/01/2041	3,415
CAD	1,090	5.00%, 06/01/2037	1,577
		Ontario (Province of)
	125	1.88%, 11/19/2012	126
			11,336
		Denmark - 6.5%
		Denmark (Kingdom of)
DKK	33,475	4.00%, 11/15/2015 - 11/15/2019	6,895
DKK	18,725	4.50%, 11/15/2039	4,787
DKK	12,175	5.00%, 11/15/2013	2,324
DKK	10,875	7.00%, 11/10/2024	2,999
			17,005
		Finland - 6.4%
		Finnish Government
EUR	4,900	1.75%, 04/15/2016	6,721
EUR	1,850	3.13%, 09/15/2014	2,606
EUR	2,785	3.50%, 04/15/2021	4,111
EUR	2,270	4.00%, 07/04/2025	3,481
			16,919
		France - 0.0%
		Caisse D'Amortissement de la Dette Sociale
GBP	75	1.19%, 06/17/2013 Δ	121

		Germany - 4.1%
		Bundesobligation
EUR	4,725	2.00%, 02/26/2016	6,642
		Bundesrepublik Deutschland
EUR	1,010	4.75%, 07/04/2034 - 07/04/2040	1,956
EUR	1,230	5.63%, 01/04/2028	2,332
			10,930
		Mexico - 3.1%
		Mexican Bonos De Desarrollo
MXN	92,884	8.00%, 06/11/2020	8,069

		Norway - 7.0%
		Norwegian Government
NOK	20,900	4.25%, 05/19/2017	4,109
NOK	21,775	4.50%, 05/22/2019	4,463
NOK	28,375	5.00%, 05/15/2015	5,460
NOK	23,425	6.50%, 05/15/2013	4,296
			18,328
		Poland - 2.6%
		Poland Government Bond
PLN	21,525	5.75%, 10/25/2021	6,994

The accompanying notes are an integral part of these financial statements.

9

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 59.4% - (continued)
		Singapore - 6.7%
		Singapore (Republic of)
SGD	1,150	2.88%, 09/01/2030	$1,012
SGD	3,310	3.25%, 09/01/2020	3,045
SGD	2,280	3.50%, 03/01/2027	2,127
SGD	5,900	3.63%, 07/01/2014	5,118
SGD	6,850	3.75%, 09/01/2016	6,331
			17,633
		Sweden - 8.3%
		Sweden (Kingdom of)
SEK	31,500	3.00%, 07/12/2016	5,000
SEK	30,125	3.50%, 06/01/2022 - 03/30/2039	5,320
SEK	29,375	3.75%, 08/12/2017 ☼	4,881
SEK	17,650	4.25%, 03/12/2019	3,076
SEK	21,300	6.75%, 05/05/2014	3,517
			21,794

		Total foreign government obligations
		(cost $154,442)	$156,456

SENIOR FLOATING RATE INTERESTS ♦ - 1.0%
		Canada - 0.1%
		Telesat Canada
	$220	4.25%, 03/26/2019	$220

		Netherlands - 0.1%
		NXP Semiconductors Netherlands B.V.
	200	5.25%, 02/03/2019	200

		United States - 0.8%
		Asurion Corp., Second Lien Term Loan
	150	9.00%, 05/24/2019	152
		Asurion Corp., Term Loan
	166	5.50%, 05/24/2018	166
		CDW Corp.
	87	4.00%, 07/15/2017	85
		Cequel Communication LLC
	185	4.00%, 02/09/2019	183
		Chrysler Group LLC
	100	6.00%, 05/24/2017 ☼◊	101
		Cumulus Media, Inc., Term Loan B
	100	5.75%, 09/17/2018	100
		Energy Transfer Equity L.P.
	180	3.75%, 05/08/2018	178
		First Data Corp., Extended 1st Lien Term Loan
	150	4.24%, 03/23/2018	137
		Freescale Semiconductor, Inc.
	100	4.49%, 12/01/2016	98
	145	6.00%, 02/27/2019	145
		International Lease Finance Corp.
	100	5.00%, 06/30/2017	100
		J. Crew Group, Inc.
	99	4.75%, 02/24/2017	99
		Metro PCS Wireless, Inc., Term Loan B3
	100	4.00%, 03/17/2018	99
		Michaels Stores, Inc., B-2 Term Loan
	100	5.00%, 07/31/2016	101
		Rexnord Corp.
	106	5.00%, 04/30/2018	106
		Sorenson Communications, Inc.
	125	6.00%, 08/13/2016 ☼◊	122
		Swift Transportation Co., Inc.
	118	5.00%, 12/15/2017	118
		Syniverse Technologies, Inc.
	200	4.51%, 04/20/2019 ☼◊	200
			2,290

		Total senior floating rate interests
		(cost $2,687)	$2,710

U.S. GOVERNMENT AGENCIES - 0.0%
		United States - 0.0%
		Federal Home Loan Mortgage Corporation
	1,540	7.97%, 08/25/2016 ►	89

		Total U.S. government agencies
		(cost $89)	$89

U.S. GOVERNMENT SECURITIES - 7.2%
		United States - 7.2%
		U.S. Treasury Bonds
	$1,010	4.75%, 02/15/2041 □	$1,342
	1,055	6.75%, 08/15/2026 □	1,606
	1,400	8.13%, 08/15/2021 ╦	2,172
			5,120
		U.S. Treasury Notes
	2,250	3.25%, 05/31/2016	2,487
	3,225	3.88%, 05/15/2018 ‡	3,757
	6,900	4.75%, 05/15/2014	7,525
			13,769
		Total U.S. government securities
		(cost $18,713)	$18,889

CONTRACTS			Market Value ╪
CALL options PURCHASED - 0.0%
		United States - 0.0%
		U.S. Treasury 30-Year Bond Future Option
	—	Expiration: 05/29/2012, Exercise Rate:
		1.44%	$39

		Total call options purchased
		(cost $19)	$39

CONTRACTS			Market Value ╪
put options PURCHASED - 0.0%
		United States - 0.0%
		AUD Put/USD Call Binary
	19	Expiration: 06/15/2012 и	$—
		GBP Put/USD Call Binary
	690	Expiration: 07/09/2012 Ҹ	1
			1
		Total put options purchased
		(cost $25)	$1

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
PREFERRED STOCKS - 0.1%
	United States - 0.1%
5	Citigroup Capital XIII		$133
2	GMAC Capital Trust I ۞		48

	Total preferred stocks
	(cost $188)		$181

	Total long-term investments
	(cost $204,608)		$206,939

SHORT-TERM INVESTMENTS - 18.2%
	Repurchase Agreements - 6.1%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
05/01/2012 in the amount of $3,987,
collateralized by FHLB 4.91%, 2015,
FHLMC 2.46% - 3.33%, 2040 - 2042,
FNMA 2.24% - 5.50%, 2024 - 2042, value
	of $4,067)
$3,987	0.20%, 04/30/2012		$3,987
Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $5,341, collateralized by
FHLMC 4.00% - 4.50%, 2039 - 2041,
FNMA 3.00% - 5.00%, 2027 - 2040, value
	of $5,448)
5,341	0.20%, 04/30/2012		5,341
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,110, collateralized by FNMA 3.00% - 7.00%, 2023 - 2042, value of $2,152)
2,110	0.21%, 04/30/2012		2,110
TD Securities TriParty Joint Repurchase
Agreement (maturing on 05/01/2012 in the
amount of $1,747, collateralized by FFCB
0.27% - 5.38%, 2012 - 2020, FHLB 0.88%
- 1.38%, 2013 - 2014, FHLMC 4.00% -
6.00%, 2014 - 2041, FNMA 4.00% -
	4.50%, 2025 - 2042, value of $1,782)
1,747	0.19%, 04/30/2012		1,747
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2, collateralized by U.S. Treasury Note 0.75%, 2013, value of $2)
2	0.17%, 04/30/2012		2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/01/2012 in the amount of $2,868, collateralized by FHLMC 4.00%, 2026 - 2042, FNMA 2.50% - 4.50%, 2022 - 2042, value of $2,925)
2,868	0.21%, 04/30/2012		2,868
			16,055

	U.S. Treasury Bills - 12.1%
10,000	0.07%, 05/31/2012 - 06/14/2012 ○		9,999
10,000	0.08%, 06/28/2012 - 07/19/2012 ○		9,999
6,850	0.09%, 7/26/2012 ○		6,849
5,000	0.10%, 8/23/2012 ○		4,998
			31,845
	Total short-term investments
	(cost $47,900)		$47,900

	Total investments
	(cost $252,508) ▲	96.8%	$254,839
	Other assets and liabilities	3.2%	8,389
	Total net assets	100.0%	$263,228

The accompanying notes are an integral part of these financial statements.

11

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2012, the cost of securities for federal income tax purposes was $252,606 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,917
Unrealized Depreciation	(684)
Net Unrealized Appreciation	$2,233

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $7,860, which represents 3.0% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2012, the aggregate value of these securities was $1,023, which represents 0.4% of total net assets.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2012.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $1,850 at April 30, 2012.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2012.

и	This security has limitations. If the Australian Dollar to U.S. Dollar exchange rate is less than or equal to 0.85 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Ҹ	This security has limitations. If the British Pound to U.S. Dollar exchange rate is less than or equal to 1.45 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities respresents the average coupon as of April 30, 2012.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $530 was received from broker as collateral in connection with swap contracts.

The accompanying notes are an integral part of these financial statements.

12

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2012 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
Australian 10-Year Bond Future	31	Long	06/15/2012	$3,870	$3,858	$12
Australian 3-Year Bond Future	151	Long	06/15/2012	17,083	17,009	74
Canadian Government 10-Year Bond Future	58	Long	06/20/2012	7,753	7,752	1
Euro-BOBL Future	10	Long	06/07/2012	1,658	1,653	5
Euro-BUND Future	92	Short	06/07/2012	17,182	17,114	(68)
Euro-BUXL 30-Year Note Future	19	Long	06/07/2012	3,244	3,211	33
Euro-Schatz Future	37	Long	06/07/2012	5,417	5,416	1
Japan 10-Year Bond Future	7	Short	06/11/2012	12,548	12,461	(87)
Long Gilt Future	152	Short	06/27/2012	28,519	28,528	9
U.S. Treasury 10-Year Note Future	525	Long	06/20/2012	69,448	69,003	445
U.S. Treasury 2-Year Note Future	109	Long	06/29/2012	24,040	24,019	21
U.S. Treasury 30-Year Bond Future	27	Short	06/20/2012	3,858	3,845	(13)
U.S. Treasury 5-Year Note Future	194	Short	06/29/2012	24,016	23,807	(209)
U.S. Treasury CME Ultra Long Term Bond Future	2	Long	06/20/2012	316	318	(2)
						$222

*	The number of contracts does not omit 000's.

Foreign Currency Contracts Outstanding at April 30, 2012

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
AUD	BCLY	Buy	$1,973	$1,958	05/31/2012	$15
AUD	BCLY	Sell	1,241	1,232	05/31/2012	(9)
AUD	DEUT	Sell	249	248	05/31/2012	(1)
AUD	DEUT	Sell	254	255	05/31/2012	1
AUD	GSC	Buy	228	225	05/31/2012	3
AUD	JPM	Buy	1,023	1,017	05/31/2012	6
AUD	JPM	Sell	254	255	05/31/2012	1
AUD	RBC	Sell	17,867	17,738	05/31/2012	(129)
AUD	UBS	Buy	8,800	8,697	05/31/2012	103
AUD	WEST	Sell	395	395	05/31/2012	–
AUD	WEST	Sell	509	510	05/31/2012	1
BRL	DEUT	Buy	92	93	05/03/2012	(1)
BRL	DEUT	Sell	92	95	05/03/2012	3
BRL	MSC	Sell	1,312	1,447	06/04/2012	135
BRL	RBC	Buy	228	230	05/03/2012	(2)
BRL	RBC	Sell	228	235	05/03/2012	7
BRL	RBC	Sell	227	229	06/04/2012	2
BRL	UBS	Buy	247	250	06/04/2012	(3)
BRL	UBS	Sell	21	21	06/04/2012	–
CAD	JPM	Buy	329	329	05/31/2012	–
CAD	JPM	Sell	5	5	05/31/2012	–
CAD	RBC	Buy	253	253	05/31/2012	–
CAD	RBC	Sell	11,368	11,334	05/31/2012	(34)
CAD	RBC	Buy	2,285	2,278	05/31/2012	7
CAD	RBC	Sell	331	333	05/31/2012	2
CHF	CSFB	Sell	419	415	05/31/2012	(4)
CNY	JPM	Buy	24	24	09/07/2012	–
CNY	JPM	Buy	104	105	09/07/2012	(1)
CNY	JPM	Sell	128	126	09/07/2012	(2)
CNY	SCB	Buy	106	105	09/10/2012	1
CNY	SCB	Buy	1,198	1,205	09/10/2012	(7)

The accompanying notes are an integral part of these financial statements.

13

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2012 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
CNY	SCB	Sell	$1,304	$1,293	09/10/2012	$(11)
COP	BOA	Sell	214	213	05/31/2012	(1)
CZK	BCLY	Sell	135	134	05/31/2012	(1)
CZK	CSFB	Buy	98	98	05/31/2012	–
CZK	GSC	Buy	146	146	05/31/2012	–
CZK	GSC	Sell	1,158	1,151	05/31/2012	(7)
CZK	MSC	Buy	452	455	05/31/2012	(3)
CZK	UBS	Buy	245	246	05/31/2012	(1)
DKK	CSFB	Sell	17,130	17,074	05/31/2012	(56)
DKK	UBS	Sell	109	109	05/31/2012	–
EUR	BCLY	Sell	263	260	05/18/2012	(3)
EUR	BCLY	Sell	430	430	05/31/2012	–
EUR	BOA	Sell	160	159	05/31/2012	(1)
EUR	CBK	Sell	127	126	05/18/2012	(1)
EUR	CBK	Buy	97	97	05/02/2012	–
EUR	CSFB	Sell	325	325	05/04/2012	–
EUR	CSFB	Sell	215	215	05/03/2012	–
EUR	DEUT	Buy	245	244	05/31/2012	1
EUR	DEUT	Buy	400	401	05/31/2012	(1)
EUR	DEUT	Sell	614	612	05/31/2012	(2)
EUR	JPM	Buy	9	9	05/31/2012	–
EUR	JPM	Sell	53,039	52,854	05/31/2012	(185)
EUR	MSC	Sell	1,172	1,169	05/31/2012	(3)
EUR	RBC	Buy	5,742	5,703	05/31/2012	39
EUR	UBS	Buy	590	591	05/31/2012	(1)
EUR	UBS	Sell	245	244	05/31/2012	(1)
EUR	UBS	Sell	34	34	05/02/2012	–
GBP	GSC	Buy	320	318	05/31/2012	2
GBP	GSC	Sell	365	363	05/31/2012	(2)
GBP	JPM	Sell	243	241	05/31/2012	(2)
HUF	CBK	Sell	253	242	05/31/2012	(11)
HUF	UBS	Buy	253	251	05/31/2012	2
INR	BCLY	Buy	632	639	05/31/2012	(7)
INR	JPM	Buy	101	101	05/31/2012	–
INR	SCB	Sell	482	480	05/31/2012	(2)
JPY	BCLY	Sell	775	763	05/31/2012	(12)
JPY	DEUT	Sell	110	108	05/31/2012	(2)
KRW	DEUT	Buy	15,758	15,633	05/31/2012	125
KRW	JPM	Buy	704	702	05/31/2012	2
KRW	UBS	Buy	254	254	05/31/2012	–
MXN	BCLY	Buy	2,616	2,589	05/31/2012	27
MXN	BCLY	Sell	8,215	8,129	05/31/2012	(86)
MXN	JPM	Buy	401	402	05/31/2012	(1)
MYR	JPM	Buy	6,679	6,607	05/31/2012	72
MYR	JPM	Buy	363	363	05/31/2012	–
NOK	DEUT	Buy	133	133	05/31/2012	–
NOK	GSC	Buy	3,595	3,585	05/31/2012	10
NOK	GSC	Sell	4,422	4,410	05/31/2012	(12)
NOK	JPM	Buy	857	855	05/31/2012	2
NOK	JPM	Sell	1,240	1,235	05/31/2012	(5)
NOK	MSC	Buy	10,784	10,756	05/31/2012	28
NOK	MSC	Sell	13,266	13,231	05/31/2012	(35)
NZD	BCLY	Buy	1,992	1,982	05/31/2012	10
NZD	BCLY	Sell	437	435	05/31/2012	(2)
NZD	CSFB	Buy	366	364	05/31/2012	2
NZD	CSFB	Sell	249	248	05/31/2012	(1)
NZD	DEUT	Buy	249	248	05/31/2012	1
NZD	JPM	Buy	551	551	05/31/2012	–

The accompanying notes are an integral part of these financial statements.

14

Foreign Currency Contracts Outstanding at April 30, 2012 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
NZD	JPM	Buy	$376	$375	05/31/2012	$1
NZD	RBC	Buy	249	249	05/31/2012	–
NZD	UBS	Sell	249	248	05/31/2012	(1)
PLN	BCLY	Sell	101	100	05/31/2012	(1)
PLN	BCLY	Sell	296	295	06/20/2012	(1)
PLN	CBK	Sell	6,593	6,519	05/31/2012	(74)
PLN	JPM	Sell	273	268	05/31/2012	(5)
PLN	UBS	Sell	150	150	05/31/2012	–
RUB	BOA	Buy	13	12	07/09/2012	1
RUB	BOA	Sell	14	14	07/09/2012	–
SEK	BCLY	Sell	778	780	05/31/2012	2
SEK	BCLY	Buy	779	781	05/02/2012	(2)
SEK	CSFB	Sell	1,609	1,598	05/31/2012	(11)
SEK	MSC	Sell	22,611	22,530	05/31/2012	(81)
SEK	RBC	Sell	117	117	05/31/2012	–
SEK	UBS	Buy	245	244	05/31/2012	1
SGD	DEUT	Sell	756	749	05/31/2012	(7)
SGD	JPM	Buy	594	594	05/31/2012	–
SGD	JPM	Sell	17,499	17,358	05/31/2012	(141)
SGD	JPM	Buy	3,876	3,845	05/31/2012	31
						$(329)

Credit Default Swap Contracts Outstanding at April 30, 2012

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.06-1	BCLY	$124	Buy	(0.18)%	07/25/45	$17	$14	$(3)
ABX.HE.AAA.06-1	BOA	111	Buy	(0.18)%	07/25/45	11	12	1
ABX.HE.AAA.06-1	GSC	190	Buy	(0.18)%	07/25/45	19	21	2
ABX.HE.AAA.06-1	GSC	63	Buy	(0.18)%	07/25/45	9	7	(2)
ABX.HE.AAA.06-1	MSC	634	Buy	(0.18)%	07/25/45	89	70	(19)
ABX.HE.AAA.06-2	JPM	930	Buy	(0.11)%	05/25/46	458	475	17
ABX.HE.PENAAA.06-2	BCLY	137	Buy	(0.11)%	05/25/46	37	37	–
ABX.HE.PENAAA.06-2	JPM	681	Buy	(0.11)%	05/25/46	187	184	(3)
ABX.HE.PENAAA.06-2	MSC	1,613	Buy	(0.11)%	05/25/46	446	437	(9)
ABX.HE.PENAAA.07-2	CSI	34	Sell	0.76%	01/25/38	(22)	(21)	1
ABX.HE.PENAAA.07-2	JPM	62	Sell	0.76%	01/25/38	(41)	(39)	2
Avis Budget Group, Inc.	BOA	75	Buy	(5.00)% / 6.91%	03/20/17	3	6	3
CDX.NA.HY.18	JPM	575	Buy	(5.00)%	06/20/17	23	19	(4)
Cie de Saint-Gobain	DEUT	794	Buy	1.00% / 1.69%	06/20/17	11	26	15
CMBX.NA.A.5	BCLY	145	Sell	3.50%	02/15/51	(95)	(100)	(5)
CMBX.NA.A.5	MSC	80	Sell	3.50%	02/15/51	(41)	(55)	(14)
CMBX.NA.A.5	MSC	210	Sell	3.50%	02/15/51	(152)	(145)	7
CMBX.NA.AA.1	CSI	445	Buy	(0.25)%	10/12/52	110	131	21
CMBX.NA.AA.4	CSI	190	Sell	1.65%	02/17/51	(108)	(118)	(10)
CMBX.NA.AA.4	DEUT	65	Sell	1.65%	02/17/51	(37)	(41)	(4)
CMBX.NA.AA.4	MSC	40	Sell	1.65%	02/17/51	(23)	(25)	(2)
CMBX.NA.AA.4	UBS	250	Sell	1.65%	02/17/51	(154)	(156)	(2)
CMBX.NA.AAA.5	DEUT	100	Sell	0.35%	02/15/51	(10)	(7)	3
CMBX.NA.AAA.5	GSC	880	Sell	0.35%	02/15/51	(86)	(64)	22
CMBX.NA.AAA.5	JPM	50	Sell	0.35%	02/15/51	(5)	(4)	1
CMBX.NA.AAA.5	MSC	290	Sell	0.35%	02/15/51	(30)	(21)	9
CMBX.NA.AJ.2	CSI	145	Sell	1.09%	03/15/49	(30)	(34)	(4)
CMBX.NA.AJ.2	DEUT	435	Sell	1.09%	03/15/49	(87)	(103)	(16)
CMBX.NA.AJ.2	JPM	300	Sell	1.09%	03/15/49	(60)	(72)	(12)

The accompanying notes are an integral part of these financial statements.

15

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts Outstanding at April 30, 2012 - (continued)

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AJ.2	MSC	$290	Sell	1.09%	03/15/49	$(57)	$(69)	$(12)
CMBX.NA.AJ.3	GSC	125	Sell	1.47%	12/13/49	(47)	(45)	2
CMBX.NA.AJ.3	JPM	250	Sell	1.47%	12/13/49	(78)	(91)	(13)
CMBX.NA.AJ.4	CSI	110	Buy	(0.96)%	02/17/51	36	43	7
CMBX.NA.AJ.4	MSC	620	Buy	(0.96)%	02/17/51	231	245	14
CMBX.NA.AM.3	GSC	170	Buy	(0.50)%	12/13/49	42	30	(12)
CMBX.NA.AM.3	MSC	285	Buy	(0.50)%	12/13/49	47	50	3
CMBX.NA.AM.4	BOA	220	Buy	(0.50)%	02/17/51	65	43	(22)
CMBX.NA.AM.4	MSC	165	Buy	(0.50)%	02/17/51	32	33	1
CMBX.NA.AM.4	MSC	110	Buy	(0.50)%	02/17/51	36	22	(14)
Commerzbank AG	BOA	1,026	Buy	(1.00)% / 2.46%	06/20/17	73	69	(4)
Domtar Corp.	GSC	55	Buy	(1.00)% / 1.39%	12/20/16	3	1	(2)
Eni S.p.A.	JPM	960	Buy	(1.00)% / 1.66%	06/20/17	34	30	(4)
Frontier Communications Corp.	CSI	95	Buy	(5.00)% / 6.43%	03/20/17	8	5	(3)
Gap, Inc.	BCLY	25	Buy	(1.00)% / 1.74%	09/20/16	2	1	(1)
GDF Suez	DEUT	794	Sell	1.00% / 1.22%	06/20/17	6	(8)	(14)
ITRX.EUR9V1	JPM	4,931	Buy	(0.56)%	06/20/15	–	6	6
ITRX.SUB.FIN.16	JPM	205	Buy	(5.00)%	12/20/16	2	(7)	(9)
ITRX.SNR.FIN.17	DEUT	4,209	Sell	1.00%	06/20/17	(268)	(268)	–
ITRX.SNR.FIN.17	JPM	3,402	Sell	1.00%	06/20/17	(219)	(220)	(1)
J.C. Penney Co., Inc.	GSC	80	Buy	(1.00)% / 3.78%	03/20/17	8	10	2
Lafarge S.A.	CBK	93	Buy	(1.00)% / 3.87%	12/20/16	14	11	(3)
Levi Strauss & Co.	CSI	30	Buy	(5.00)% / 4.92%	09/20/16	1	–	(1)
Neiman Marcus Group, Inc.	JPM	25	Sell	5.00% / 4.01%	09/20/16	2	1	(1)
NRG Energy, Inc.	GSC	65	Buy	(5.00)% / 6.06%	12/20/16	2	3	1
Peugeot S.A.	CBK	93	Buy	(1.00)% / 5.55%	12/20/16	17	16	(1)
PrimeX.ARM.1	CSI	86	Sell	4.42%	06/25/36	(1)	3	4
PrimeX.ARM.1	MSC	73	Sell	4.42%	06/25/36	(1)	2	3
PrimeX.ARM.2	BCLY	93	Sell	4.58%	12/25/37	(13)	(7)	6
PrimeX.ARM.2	CBK	418	Sell	4.58%	12/25/37	(74)	(28)	46
PrimeX.ARM.2	CSI	77	Sell	4.58%	12/25/37	(12)	(6)	6
PrimeX.ARM.2	JPM	40	Sell	4.58%	12/25/37	(6)	(3)	3
PrimeX.ARM.2	MSC	317	Sell	4.58%	12/25/37	(31)	(22)	9
Repsol International Finance B.V.	BOA	900	Sell	1.00% / 3.39%	06/20/17	(97)	(94)	3
Repsol International Finance B.V.	JPM	324	Sell	1.00% / 3.39%	06/20/17	(35)	(34)	1
Rite Aid Corp.	GSC	40	Buy	(5.00)% / 7.32%	03/20/17	6	4	(2)
Rite Aid Corp.	GSC	105	Buy	(5.00)% / 7.44%	06/20/17	8	10	2
Southwest Airlines Co.	CSI	55	Buy	(1.00)% / 1.44%	12/20/16	3	1	(2)
Telefonica S.A.	BOA	351	Buy	(1.00)% / 3.60%	06/20/17	40	40	–
Telefonica S.A.	CBK	576	Buy	(1.00)% / 3.60%	06/20/17	67	66	(1)
Telefonica S.A.	GSC	232	Buy	(1.00)% / 3.60%	06/20/17	27	27	–
Whirlpool Corp.	MSC	50	Buy	(1.00)% / 1.94%	12/20/16	4	2	(2)
Wolters Kluwer N.V.	CBK	927	Buy	(1.00)% / 0.59%	12/20/16	(4)	(17)	(13)
						$312	$289	$(23)

The accompanying notes are an integral part of these financial statements.

16

Credit Default Swap Contracts Outstanding at April 30, 2012 - (continued)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2012. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Interest Rate Swap Contracts Outstanding at April 30, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	1.85% Fixed	CZK PRIBOR Reference Banks 6M	$331	03/22/17	$–	$(1)	$(1)
BCLY	4.13% Fixed	3M CD KSDA	15	06/01/21	–	(1)	(1)
BCLY*	Float 3M TELBOR	3.70% Fixed	355	03/22/17	–	5	5
BOA	3.57% Fixed	KRW CD KSDA	83	01/11/22	–	–	–
BOA	3.62% Fixed	KRW CD KSDA	167	10/21/21	–	–	–
BOA	BZDIOVRA	10.69% Fixed	151	01/02/17	–	6	6
CBK*	Float 3M TELBOR	3.45% Fixed	351	04/16/17	–	–	–
DEUT	0.59% Fixed	3M LIBOR	12,965	04/12/14	–	(14)	(14)
DEUT	0.63% Fixed	3M LIBOR	12,960	06/20/14	–	(18)	(18)
DEUT	2.42% Fixed	3M LIBOR	2,315	06/20/22	–	(73)	(73)
DEUT	3.56% Fixed	KRW CD KSDA	293	10/07/21	–	1	1
DEUT	3.59% Fixed	KRW CD KSDA	422	12/14/21	–	1	1
DEUT	BZDIOVRA	10.07% Fixed	367	01/02/15	–	8	8
DEUT	BZDIOVRA	10.58% Fixed	271	01/02/17	–	9	9
DEUT	BZDIOVRA	9.47% Fixed	582	01/02/15	–	3	3
DEUT	BZDIOVRA	9.61% Fixed	447	01/02/15	–	4	4
DEUT	BZDIOVRA	9.78% Fixed	403	01/02/15	–	6	6
DEUT*	Float 3M TELBOR	3.25% Fixed	3,583	02/20/17	–	(24)	(24)
DEUT*	Float 3M TELBOR	3.47% Fixed	420	03/05/17	–	1	1
DEUT	MXIBTIIE	7.72% Fixed	644	01/28/22	–	4	4
DEUT	MXIBTIIE	7.78% Fixed	598	03/31/22	–	4	4
DEUT	MXIBTIIE	7.89% Fixed	572	02/10/22	–	7	7
GSC	1.62% Fixed	CZK PRIBOR Reference Banks 6M	3,694	02/10/17	–	30	30
GSC	6M EURIBOR	1.44% Fixed	5,348	06/20/17	–	–	–
GSC	BZDIOVRA	10.44% Fixed	759	01/02/17	–	21	21
GSC	BZDIOVRA	10.82% Fixed	142	01/02/17	–	7	7
GSC	BZDIOVRA	9.96% Fixed	398	01/02/15	–	7	7
GSC	MXIBTIIE	7.70% Fixed	397	04/14/22	–	1	1
GSC	MXIBTIIE	7.80% Fixed	481	03/18/22	–	4	4
GSC	MXIBTIIE	7.87% Fixed	410	12/29/21	–	5	5
GSC	MXIBTIIE	7.87% Fixed	334	02/18/22	–	4	4

The accompanying notes are an integral part of these financial statements.

17

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at April 30, 2012 - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM	1.68% Fixed	CZK PRIBOR Reference Banks 6M	64	03/05/17	–	–	–
JPM	1.69% Fixed	CZK PRIBOR Reference Banks 6M	90	03/05/17	–	1	1
JPM	1.69% Fixed	CZK PRIBOR Reference Banks 6M	430	03/12/17	–	2	2
JPM	1.76% Fixed	CZK PRIBOR Reference Banks 6M	285	04/26/17	–	–	–
JPM	1.79% Fixed	CZK PRIBOR Reference Banks 6M	295	04/02/17	–	–	–
JPM	2.42% Fixed	3M LIBOR	2,310	06/20/22	–	(79)	(79)
JPM	6M EURIBOR	1.51% Fixed	5,308	06/20/17	–	8	8
JPM	BZDIOVRA	10.27% Fixed	679	01/02/15	–	18	18
JPM	BZDIOVRA	9.93% Fixed	410	01/02/15	–	7	7
JPM*	Float 3M TELBOR	3.47% Fixed	336	04/27/17	–	–	–
JPM*	Float 3M TELBOR	3.53% Fixed	301	03/12/17	–	2	2
JPM*	Float 3M TELBOR	3.55% Fixed	246	04/02/17	–	1	1
JPM	MXIBTIIE	7.80% Fixed	428	03/03/22	–	4	4
JPM	MXIBTIIE	7.93% Fixed	383	03/09/22	–	5	5
JPM	MXIBTIIE	8.07% Fixed	1,928	12/01/21	–	41	41
JPM	MXIBTIIE	8.50% Fixed	1,276	09/23/21	–	51	51
MSC	3.61% Fixed	KRW CD KSDA	1,239	01/27/22	–	–	–
MSC	3.62% Fixed	KRW CD KSDA	64	12/23/21	–	–	–
MSC	BZDIOVRA	10.70% Fixed	215	01/02/17	–	9	9
MSC	MXIBTIIE	7.46% Fixed	205	01/14/22	–	(1)	(1)
UBS	1.75% Fixed	CZK PRIBOR Reference Banks 6M	487	04/13/17	–	1	1
					$–	$77	$77

*	The aggregate value of investments valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors at April 30, 2012, was $(15), which rounds to zero percent of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays Capital, Inc.
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
UBS	UBS AG
WEST	Westpac International

The accompanying notes are an integral part of these financial statements.

18

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Denmark Krone
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
RUB	New Ruble
SEK	Swedish Krona
SGD	Singapore Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Index
CDX.NA.HY	Credit Derivatives North American High Yield Index
CMBX.NA	Markit Commercial Mortgage Backed North American Index
ITRX.EUR	Markit iTraxx Index - Europe
ITRX.SNR.FIN	Markit iTraxx Index - Europe Senior Financials
ITRX.SUB.FIN	Markit iTraxx Index - Europe Sub Financials
PrimeX.ARM	Markit PrimeX Mortgage Backed Security Index

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
PRIBOR	Prague Interbank Offered Rate
TELBOR	Tel Aviv Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

19

The Hartford World Bond Fund
Investment Valuation Hierarchy Level Summary
April 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$9,434	$75	$9,232	$127
Call Options Purchased	39	39	–	–
Corporate Bonds	19,140	–	19,114	26
Foreign Government Obligations	156,456	–	156,456	–
Preferred Stocks	181	181	–	–
Put Options Purchased	1	–	1	–
Senior Floating Rate Interests	2,710	–	2,710	–
U.S. Government Agencies	89	–	89	–
U.S. Government Securities	18,889	–	18,889	–
Short-Term Investments	47,900	–	47,900	–
Total	$254,839	$295	$254,391	$153
Credit Default Swaps *	223	–	33	190
Foreign Currency Contracts *	646	–	646	–
Futures *	601	601	–	–
Interest Rate Swaps *	288	–	288	–
Total	$1,758	$601	$967	$190
Liabilities:
Credit Default Swaps *	246	–	68	178
Foreign Currency Contracts *	975	–	975	–
Futures *	379	379	–	–
Interest Rate Swaps *	211	–	59	152
Total	$1,811	$379	$1,102	$330

♦	For the six-month period ended April 30, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$61	$3		$14	†	$1	$55	$(7)	$—	$—	$127
Corporate Bonds	35	—		1	‡	—	25	—	—	(35)	26
Total	$96	$3		$15		$1	$80	$(7)	$—	$(35)	$153
Swaps§	$60	$—	**	$130	††	$—	$—	$—	$—	$—	$190
Total	$60	$—		$130		$—	$—	$—	$—	$—	$190

Liabilities:
Swaps§	$(50)	$—	**	$(280	)††	$—	$—	$—	$—	$—	$(330)
Total	$(50)	$—		$(280)		$—	$—	$—	$—	$—	$(330)

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $14.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $1.
§	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
**	The realized gain (loss) earned for swaps during the period ended April 30, 2012 was $17.
††	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2012 was $43.

The accompanying notes are an integral part of these financial statements.

20

The Hartford World Bond Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $252,508)	$254,839
Foreign currency on deposit with custodian (cost $4)	4
Unrealized appreciation on foreign currency contracts	646
Unrealized appreciation on swap contracts	511
Receivables:
Investment securities sold	997
Fund shares sold	7,532
Dividends and interest	3,399
Variation margin	138
Swap premiums paid	2,236
Other assets	140
Total assets	270,442
Liabilities:
Unrealized depreciation on foreign currency contracts	975
Unrealized depreciation on swap contracts	457
Bank overdraft	7
Payables:
Investment securities purchased	2,893
Fund shares redeemed	208
Investment management fees	29
Administrative fees	—
Distribution fees	10
Collateral received from broker	530
Variation margin	125
Accrued expenses	15
Swap premiums received	1,924
Other liabilities	41
Total liabilities	7,214
Net assets	$263,228
Summary of Net Assets:
Capital stock and paid-in-capital	$258,843
Distributions in excess of net investment loss	(961)
Accumulated net realized gain	3,061
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,285
Net assets	$263,228

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.47/$10.96
Shares outstanding	7,926
Net assets	$82,960
Class C: Net asset value per share	$10.46
Shares outstanding	3,975
Net assets	$41,588
Class I: Net asset value per share	$10.47
Shares outstanding	11,546
Net assets	$120,903
Class R3: Net asset value per share	$10.46
Shares outstanding	216
Net assets	$2,261
Class R4: Net asset value per share	$10.46
Shares outstanding	205
Net assets	$2,143
Class R5: Net asset value per share	$10.46
Shares outstanding	205
Net assets	$2,149
Class Y: Net asset value per share	$10.46
Shares outstanding	1,073
Net assets	$11,224

The accompanying notes are an integral part of these financial statements.

21

The Hartford World Bond Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$5
Interest	1,732
Total investment income	1,737

Expenses:
Investment management fees	524
Administrative services fees	5
Transfer agent fees	54
Distribution fees
Class A	66
Class C	107
Class R3	5
Class R4	3
Custodian fees	10
Accounting services fees	15
Registration and filing fees	71
Board of Directors' fees	2
Audit fees	5
Other expenses	9
Total expenses (before waivers)	876
Expense waivers	(187)
Total waivers	(187)
Total expenses, net	689
Net Investment Income	1,048
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	668
Net realized loss on purchased options	(6)
Net realized gain on futures	1,062
Net realized gain on swap contracts	5
Net realized gain on foreign currency contracts	1,764
Net realized loss on other foreign currency transactions	(408)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,085
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,957
Net unrealized depreciation of purchased options	(2)
Net unrealized appreciation of futures	212
Net unrealized appreciation of swap contracts	14
Net unrealized depreciation of foreign currency contracts	(659)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	27
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	1,549
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,634
Net Increase in Net Assets Resulting from Operations	$5,682

The accompanying notes are an integral part of these financial statements.

22

The Hartford World Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2012 (Unaudited)	For the Period May 31, 2011* through October 31, 2011
Operations:
Net investment income	$1,048	$294
Net realized gain on investments, other financial instruments and foreign currency transactions	3,085	27
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	1,549	736
Net Increase In Net Assets Resulting From Operations	5,682	1,057
Distributions to Shareholders:
From net investment income
Class A	(669)	(63)
Class C	(174)	(10)
Class I	(699)	(27)
Class R3	(29)	(8)
Class R4	(31)	(10)
Class R5	(34)	(12)
Class Y	(164)	(58)
Total from net investment income	(1,800)	(188)
From net realized gain on investments
Class A	(157)	—
Class C	(44)	—
Class I	(112)	—
Class R3	(8)	—
Class R4	(8)	—
Class R5	(8)	—
Class Y	(35)	—
Total from net realized gain on investments	(372)	—
Total distributions	(2,172)	(188)
Capital Share Transactions:
Class A	48,517	33,101
Class C	31,840	9,123
Class I	94,778	24,457
Class R3	158	2,007
Class R4	39	2,010
Class R5	43	2,012
Class Y	1,706	9,058
Net increase from capital share transactions	177,081	81,768
Net Increase In Net Assets	180,591	82,637
Net Assets:
Beginning of period	82,637	—
End of period	$263,228	$82,637
Undistributed (distribution in excess of) net investment income (loss)	$(961)	$(209)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

23

The Hartford World Bond Fund
Notes to Financial Statements
April 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford World Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

24

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to

25

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

26

close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. As of March 2012, dividends from net investment income are declared and paid monthly. Prior to March 2012, dividends were declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the

27

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of April 30, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The Fund, as shown on the Schedule of Investments, had senior floating rate interests as of April 30, 2012.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative

28

Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to

29

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the  Schedule of Investments, had outstanding purchased options contracts as of April 30, 2012. There were no transactions involving written options contracts during the six-month period ended April 30, 2012.

d)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, investments or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

30

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2012.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2012.

31

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$39	$1	$—	$—	$—	$—	$40
Unrealized appreciation on foreign currency contracts	—	646	—	—	—	—	646
Unrealized appreciation on swap contracts	288	—	223	—	—	—	511
Variation margin receivable *	138	—	—	—	—	—	138
Total	$465	$647	$223	$—	$—	$—	$1,335

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$975	$—	$—	$—	$—	$975
Unrealized depreciation on swap contracts	211	—	246	—	—	—	457
Variation margin payable *	125	—	—	—	—	—	125
Total	$336	$975	$246	$—	$—	$530	$2,087

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $222 as reported in the Schedule of Investments.

The ratio of foreign currency contracts to net assets at April 30, 2012, was 41.68% compared to the six-month period average ratio of 49.01%. The ratio of futures contracts to net assets at April 30, 2012, was 45.50% compared to the six-month period average ratio of 33.43% for the six-month period ended April 30, 2012. The volume of the other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on investments in purchased options	$(2)	$(4)	$—	$—	$—	$—	$(6)
Net realized gain (loss) on futures	1,063	—	—	(1)	—	—	1,062
Net realized gain on swap contracts	—	—	5	—	—	—	5
Net realized gain on foreign currency contracts	—	1,764	—	—	—	—	1,764
Total	$1,061	$1,760	$5	$(1)	$—	$—	$2,825

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$19	$(21)	$—	$—	$—	$—	$(2)
Net change in unrealized appreciation of futures	212	—	—	—	—	—	212
Net change in unrealized appreciation (depreciation) of swap contracts	38	—	(24)	—	—	—	14
Net change in unrealized depreciation of foreign currency contracts	—	(659)	—	—	—	—	(659)
Total	$269	$(680)	$(24)	$—	$—	$—	$(435)

32

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

33

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended October 31, 2011 *
Ordinary Income	$186

*  The Fund commenced operations on May 31, 2011

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,141
Undistributed Long-Term Capital Gain	93
Unrealized Depreciation *	(357)
Total Accumulated Earnings	$877

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period May 31, 2011, (commencement of operations) through October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(315)
Accumulated Net Realized Gain (Loss)	321
Capital Stock and Paid-in-Capital	(6)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

34

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7000%
On next $250 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5750%
Over $10 billion	0.5725%

HIFSCO contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

35

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2012, HIFSCO received front-end load sales charges of $375 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $8.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	615	8%
Class C	204	5
Class I	205	2
Class R3	204	94
Class R4	205	100
Class R5	205	100
Class Y	924	86

36

9.	Investment Transactions:

For the six-month period ended April 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$259,132
Sales Proceeds Excluding U.S. Government Obligations	132,182
Cost of Purchases for U.S. Government Obligations	16,078
Sales Proceeds for U.S. Government Obligations	3,567

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2012, and the period May 31, 2011, (commencement of operations) through October 31, 2011:

	For the Six-Month Period Ended April 30, 2012					For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	6,808	79	(2,193)	—	4,694	3,329	6	(103)	—	3,232
Amount	$70,242	$804	$(22,529)	$—	$48,517	$34,105	$60	$(1,064)	$—	$33,101
Class C
Shares	3,256	20	(191)	—	3,085	922	1	(33)	—	890
Amount	$33,599	$203	$(1,962)	$—	$31,840	$9,452	$10	$(339)	$—	$9,123
Class I
Shares	9,660	72	(565)	—	9,167	2,388	3	(12)	—	2,379
Amount	$99,866	$741	$(5,829)	$—	$94,778	$24,555	$26	$(124)	$—	$24,457
Class R3
Shares	12	3	—	—	15	200	1	—	—	201
Amount	$121	$37	$—	$—	$158	$2,000	$7	$—	$—	$2,007
Class R4
Shares	—	4	—	—	4	200	1	—	—	201
Amount	$—	$39	$—	$—	$39	$2,000	$10	$—	$—	$2,010
Class R5
Shares	—	4	—	—	4	200	1	—	—	201
Amount	$1	$42	$—	$—	$43	$2,000	$12	$—	$—	$2,012
Class Y
Shares	166	20	(19)	—	167	900	6	—	—	906
Amount	$1,698	$199	$(191)	$—	$1,706	$9,000	$58	$—	$—	$9,058
Total
Shares	19,902	202	(2,968)	—	17,136	8,139	19	(148)	—	8,010
Amount	$205,527	$2,065	$(30,511)	$—	$177,081	$83,112	$183	$(1,527)	$—	$81,768

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2012, the Fund did not have any borrowings under this facility.

37

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
April 30, 2012 (Unaudited)
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

38

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39

The Hartford World Bond Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2012 (Unaudited) (D)
A	$10.32	$0.07	$–	$0.28	$0.35	$(0.16)	$(0.04)	$–	$(0.20)	$0.15	$10.47
C	10.31	0.03	–	0.28	0.31	(0.12)	(0.04)	–	(0.16)	0.15	10.46
I	10.32	0.08	–	0.28	0.36	(0.17)	(0.04)	–	(0.21)	0.15	10.47
R3	10.32	0.05	–	0.27	0.32	(0.14)	(0.04)	–	(0.18)	0.14	10.46
R4	10.32	0.07	–	0.26	0.33	(0.15)	(0.04)	–	(0.19)	0.14	10.46
R5	10.32	0.09	–	0.26	0.35	(0.17)	(0.04)	–	(0.21)	0.14	10.46
Y	10.32	0.09	–	0.26	0.35	(0.17)	(0.04)	–	(0.21)	0.14	10.46

From May 31, 2011 (commencement of operations), through October 31, 2011 (D)
A(G)	10.00	0.09	–	0.28	0.37	(0.05)	–	–	(0.05)	0.32	10.32
C(G)	10.00	0.05	–	0.28	0.33	(0.02)	–	–	(0.02)	0.31	10.31
I(G)	10.00	0.09	–	0.29	0.38	(0.06)	–	–	(0.06)	0.32	10.32
R3(G)	10.00	0.07	–	0.29	0.36	(0.04)	–	–	(0.04)	0.32	10.32
R4(G)	10.00	0.09	–	0.28	0.37	(0.05)	–	–	(0.05)	0.32	10.32
R5(G)	10.00	0.10	–	0.28	0.38	(0.06)	–	–	(0.06)	0.32	10.32
Y(G)	10.00	0.10	–	0.28	0.38	(0.06)	–	–	(0.06)	0.32	10.32

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on May 31, 2011.

40

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

3.41	%(E)	$82,960	1.17	%(F)	0.92	%(F)	0.92	%(F)	1.39	%(F)	106%
3.04	(E)	41,588	1.92	(F)	1.68	(F)	1.68	(F)	0.65	(F)	–
3.52	(E)	120,903	0.94	(F)	0.69	(F)	0.69	(F)	1.63	(F)	–
3.13	(E)	2,261	1.55	(F)	1.25	(F)	1.25	(F)	1.06	(F)	–
3.28	(E)	2,143	1.25	(F)	0.95	(F)	0.95	(F)	1.36	(F)	–
3.44	(E)	2,149	0.95	(F)	0.65	(F)	0.65	(F)	1.66	(F)	–
3.46	(E)	11,224	0.85	(F)	0.60	(F)	0.60	(F)	1.71	(F)	–

3.74	(E)	33,346	1.27	(F)	0.85	(F)	0.85	(F)	1.93	(F)	50
3.33	(E)	9,175	2.03	(F)	1.61	(F)	1.61	(F)	1.18	(F)	–
3.84	(E)	24,552	1.01	(F)	0.59	(F)	0.59	(F)	2.10	(F)	–
3.58	(E)	2,071	1.72	(F)	1.25	(F)	1.25	(F)	1.64	(F)	–
3.70	(E)	2,073	1.42	(F)	0.95	(F)	0.95	(F)	1.94	(F)	–
3.83	(E)	2,076	1.12	(F)	0.65	(F)	0.65	(F)	2.24	(F)	–
3.85	(E)	9,344	1.02	(F)	0.60	(F)	0.60	(F)	2.29	(F)	–

41

The Hartford World Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2012, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

42

The Hartford World Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012*

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

* Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

43

The Hartford World Bond Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

The Hartford World Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2011 through April 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Beginning Account Value October 31, 2011	Ending Account Value April 30, 2012	Expenses paid during the period October 31, 2011 through April 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,034.10	$4.67	$1,000.00	$1,020.27	$4.64	0.92%	182	366
Class C	$1,000.00	$1,030.40	$8.46	$1,000.00	$1,016.53	$8.40	1.68	182	366
Class I	$1,000.00	$1,035.20	$3.51	$1,000.00	$1,021.41	$3.49	0.69	182	366
Class R3	$1,000.00	$1,031.30	$6.31	$1,000.00	$1,018.65	$6.27	1.25	182	366
Class R4	$1,000.00	$1,032.80	$4.80	$1,000.00	$1,020.14	$4.77	0.95	182	366
Class R5	$1,000.00	$1,034.40	$3.29	$1,000.00	$1,021.63	$3.27	0.65	182	366
Class Y	$1,000.00	$1,034.60	$3.04	$1,000.00	$1,021.88	$3.02	0.60	182	366

45

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-WB12 4/12 110743 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: June 12, 2012	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 12, 2012	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: June 12, 2012	By:	/s/ Mark A. Annoni
Mark A. Annoni
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

99.CERT 11(a)(2) Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT 11(b) Section 906 certification of principal executive officer and principal financial officer